UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07257

SEI Institutional Investments Trust

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

Timothy D. Barto, Esq.

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-610-676-1000

Date of fiscal year end: May 31, 2020

Date of reporting period: May 31, 2020

Item 1.	Reports to Stockholders.

SEI Institutional Investments Trust

Large Cap Fund
Large Cap Disciplined Equity Fund
Large Cap Index Fund
S&P 500 Index Fund
Extended Market Index Fund
Small Cap Fund
Small Cap II Fund
Small/Mid Cap Equity Fund
U.S. Equity Factor Allocation Fund
U.S. Managed Volatility Fund
Global Managed Volatility Fund
World Equity Ex-US Fund
Screened World Equity Ex-US Fund
World Select Equity Fund

Emerging Markets Equity Fund
Opportunistic Income Fund
Core Fixed Income Fund
High Yield Bond Fund
Long Duration Fund
Long Duration Credit Fund
Ultra Short Duration Bond Fund
Emerging Markets Debt Fund
Real Return Fund
Limited Duration Bond Fund
Intermediate Duration Credit Fund
Dynamic Asset Allocation Fund
Multi-Asset Real Return Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or you can contact your financial intermediary to inform it that you wish to continue receiving paper copies of your shareholder reports. If you invest directly with the Funds, you can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-DIAL-SEI. Your election to receive reports in paper will apply to all funds held with the SEI Funds or your financial intermediary.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-PORT. The Trust’s Forms N-PORT are available on the Commission’s website at http://www.sec.gov.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-DIAL-SEI; and (ii) on the Commission’s website at http://www.sec.gov.

LETTER TO SHAREHOLDERS

May 31, 2020 (Unaudited)

To Our Shareholders:

U.S. equity indexes hit all-time highs in February before concerns about the international spread of a novel coronavirus (COVID-19) began to dominate financial markets. By the end of March, most equity indexes had fallen into bear-market territory; plans to reopen economic activity and developments in the race for COVID-19 treatments encouraged investors in April and May as global financial markets rallied sharply amid renewed “risk-on” sentiment. The signing of a “phase-one” trade deal between the U.S. and China, the U.K.’s official divorce from the EU, and central-bank easing also weighed on investor expectations at different points through the fiscal year ended May 31, 2020.

The Federal Reserve (Fed) cut interest rates three times prior to March. The Fed’s accommodative turn in monetary policy midway through the reporting period included an early conclusion in August to its balance-sheet reduction program that came amid below-target inflation and uncertainty about trade developments. Two off-cycle moves in the final month brought the federal-funds rate to near zero and were designed to bolster the economy in response to the economic threat posed by the coronavirus outbreak; the emergency actions were the first since the global financial crisis. Additionally, the Fed committed to purchasing unlimited amounts of Treasurys and established or renewed multiple facilities designed to support the economy.

The European Central Bank (ECB) sought to provide fresh stimulus following its mid-September meeting by reducing its deposit rate from -0.40% to a record low of -0.50%—and adopting a new system to offset possible consequent bank-reserve losses. Christine Lagarde succeeded Mario Draghi as ECB President in November. The ECB announced a new quantitative easing (QE) package in March—the Pandemic Emergency Purchase Programme—amounting to €750 billion, which should bring total QE-related asset purchases to more than €1.1 trillion in 2020.

The Japanese yen, typically viewed as a safe-haven asset in “risk-off” environments, finished the period 1.5% higher against the U.S. dollar, while the Bank of Japan held monetary policy stable. The Chinese yuan finished the fiscal year down 3.3% against the U.S. dollar as trade-related tensions initially drove the exchange rate to an 11-year low in September. The currency rebounded some after confidence grew that a limited U.S.-China trade agreement would be reached; however, it faltered again as COVID-19 worries grew over the final few months of the period.

West Texas Intermediate crude-oil prices gained more than 18% over the first half of the fiscal year. From January onward, the commodity became a victim of an oil-production impasse between Saudi Arabia and Russia and travel restrictions that sapped usage due to the coronavirus pandemic. Between the high toward the end of 2019 and the April lows, crude-oil prices fell over 80%. Record supply cuts and a pickup in global fuel demand toward the end of the reporting period helped drive a partial price recovery, and oil finished down about 33% for the 12-month period.

Geopolitical Events

Market volatility accelerated in the first quarter of 2020 following concerns about COVID-19 and its eventual economic effect: A deadly strain originated in Wuhan, China, and began spreading at an exponential pace. As the outbreak spread to other countries, governments issued stay-at-home orders, and public health leaders preached “social distancing” in order to “flatten the curve” (that is, slow the rate of transmission in order to provide health systems time to manage the viral outbreak). Beyond the threat to public health, the outbreak and resulting containment measures evoked concerns about the potential halt to global economic activity. April saw the official infection rate more than triple to over three-million cases worldwide, while in the U.S., the total recorded number of COVID-19-related deaths surpassed 100,000 in late May—out of about 350,000 total worldwide. Nevertheless, stocks advanced globally almost without exception over the last two months of the period as forward-looking investors attempted to spot sources of encouragement.

The United States-Mexico-Canada trade agreement was ratified by all three countries in December, officially replacing the North American Free Trade Agreement. President Trump and France’s President Emmanuel Macron successfully walked back threats of tariffs that originated with French plans for a digital tax that would have targeted US-based multi-national technology companies. The prospect of a digital tax re-surfaced in other countries—including the U.K., Italy, Austria and Turkey—which prompted more threats of retailiatory tariffs by Treasury Secretary Steven Mnuchin. Sajid Javid, the UK’s former Chancellor of the Exchequer, disappointed Secretary Mnuchin by explaining during a joint interview in late January at the World Economic Forum that the U.K. would prioritize trade negotiations with the EU over a deal with the U.S.

SEI Institutional Investments Trust / Annual Report / May 31, 2020	1

LETTER TO SHAREHOLDERS (Continued)

May 31, 2020 (Unaudited)

China and the U.S. formalized a “phase one” trade deal in mid-January that offered tariff relief to China (via the reduction of existing tariffs and the delay of additional scheduled tariffs). In exchange, China committed to purchasing $200 billion in U.S. products over a two-year period; addressing its long-standing practice of forcing the transfer of intellectual property and technology to Chinese counterparts in exchange for access to the Chinese market; and promising to continue opening its financial-services industry to foreign investors. The tense U.S.-China relationship was stressed in May by a U.S. push for more transparency in the ownership of U.S.-listed Chinese companies and the U.S. government’s barring of certain Chinese holdings from its retirement plans.

President Trump’s impeachment trial ended with an acquittal by the U.S. Senate in February—even as the U.S. media surfaced corroborating first-hand accounts of President Trump directing underlying events central to the articles of impeachment. The Democratic presidential primary process neared completion with Joe Biden, considered to represent the more moderate wing of the Democratic Party, as the likely nominee.

Boris Johnson succeeded Theresa May as prime minister in the U.K. early in the fiscal year but faced sharp resistance from the outset of his tenure; however, the UK’s Conservative Party consolidated its power in a mid-December election—winning a majority of seats in the House of Commons and gaining approval for Prime Minister Boris Johnson’s EU departure deal. The country officially left the EU at the end of January 2020, giving way to an 11-month transition period to negotiate terms of the future U.K.-EU relationship. Johnson emerged from his personal battle with COVID-19 in April, having been hospitalized in intensive care and temporarily deputizing Foreign Secretary Dominic Raab to fulfil his role while incapacitated.

Elsewhere, after months of demonstrations, protesters in Hong Kong saw some success when a proposed law that would have allowed for extradition to mainland China was withdrawn. Protests continued, however, amid a reported increase in China’s police presence and undercover activity, although coronavirus concerns put an end to most large-scale demonstrations. The National People’s Congress in China later approved a resolution to impose new national-security laws on Hong Kong, marking a significant dilution of the “one country, two systems” governance ethos that has defined the relationship since the U.K.’s handoff of Hong Kong to China in 1997.

Economic Performance

The U.S. economy grew by a seasonally-adjusted annualized 2.0% in the second quarter of 2019 as a decline in exports and inventory builds countered robust consumer spending. The third quarter saw a slight increase in annualized growth at 2.1%, as the robust U.S. labor market helped to support the moderate pace of activity, allowing the 10-year expansion to continue despite decelerating global trends. Economic growth again registered 2.1% in the fourth quarter, driven by an increase in net trade but weakened by a sharp slowdown in consumer spending. The second estimate for gross domestic product (GDP) in the first quarter of 2020 saw a decline of 5.0%, the largest decline since the global financial crisis. The abrupt halt to the 10-year economic expansion came amid mandated lockdowns throughout most of the country.

The U.S. unemployment rate touched a 50-year low of 3.5% during the fiscal year before jumping in the final reading to 13.3%; the number of Americans filing for initial unemployment benefits hit record numbers as many non-essential businesses were forced to close in the wake of the pandemic. The labor-force participation rate ended at 60.8%, down from a year earlier. Average hourly earnings gained 6.7% over the year, as the increase in unemployment tended to hit lower-wage workers hardest.

Broad economic growth in the eurozone slowed to its weakest pace since records began in 1995 during the first quarter of 2020; the 14.4% annualized decline far exceeded that in the U.S. as measures imposed to limit the spread of COVID-19 reflected the closing of everything from restaurants to factories. The magnitude and speed of the contraction solidified the case for continued accommodative policy by the ECB for some time.

The Bank of England’s Monetary Policy Committee cut the Bank Rate to 0.1%, the lowest in the 325-year history of its lending rate. It also announced a £200 billion asset-purchase program, mostly of government bonds, to be conducted at a monthly pace that will eclipse previous rounds of QE. Additionally, it launched a so-called funding-for-lending scheme to spur banks to lend to small- and medium-sized enterprises as well as a commercial paper facility with no cap limit, both to be financed by central-bank reserves. The U.K. economy shrank 1.6% seasonally-adjusted at annual rates through the first quarter of 2020, its weakest level in over 10 years.

2	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Japanese GDP contracted 7.1% in seasonally-adjusted annualized terms in the fourth quarter of 2019 as the country’s sales tax hike weakened consumer and business spending; an additional 2.2% decline in the first quarter of 2020 confirmed that Japan had fallen into recession for the first time in over four years. The Bank of Japan expanded monetary stimulus as pandemic pain worsened late in the period. Meanwhile, GDP in China shrank by 6.8% year-on-year and seasonally-adjusted in the first quarter of 2020, its worst pace in several decades, as consumer spending, exports and fixed-asset investments all were affected by the lockdowns in January and early February.

Market Developments

The S&P 500 Index finished the fiscal year up 12.84%, despite falling over 30% from peak to trough in February and March. Prior to the coronavirus onset, investors enjoyed the continuation of the modest U.S. economic expansion, reasonably strong corporate profitability and accommodative Fed monetary policy. Over the full reporting period, mega-large-cap stocks, a narrow group of companies with unusually large weights in the broad equity index, outperformed, and growth companies in the information technology sector generally led. Although many value stocks underperformed, the utilities sector was an area of strength among traditional value industries. Commodity-sensitive stocks, particularly those within the energy sector, lagged.

U.S. large-cap stocks (Russell 1000 Index) finished the reporting period up 12.54%; small-cap stocks (Russell 2000 Index) were hit harder in the coronavirus-driven selloff toward the end of the year, as investors tended to avoid smaller companies with lesser financial strength, and finished the period down 3.44%.

Despite continued accommodative monetary policy from the ECB, European equities lagged, as fears over trade wars and COVID-19 grew. The MSCI Europe Index (Net) fell 4.41% in U.S. dollar terms and was 4.45% lower in euros; the euro finished down 0.24% versus the U.S. dollar for the period. The MSCI ACWI Index (Net), a proxy for global equities in both developed and emerging markets, climbed 5.43% in U.S. dollar terms.

The FTSE UK Series All-Share Index was hit hard in the second half of the year; the index lost 12.86% in U.S. dollar terms over the full reporting period, while it fell 11.16% in sterling.

Emerging-market equities were down. The MSCI Emerging Markets Index (Net) gave up all of its fiscal-year-to-date gains over the final three months to finish the reporting period down 4.39% in U.S. dollar terms. U.S.-China trade news generally drove performance for the first six months; however, a mid-period rally after the U.S. and China agreed to a “phase-one” trade deal was wiped out after COVID-19 concerns accelerated before the end of the fiscal year.

Global government bonds outperformed global high-yield bonds as the rapid worldwide escalation of COVID-19 at the end of the period hit the bond market’s most economically sensitive sectors the hardest.

A continuing theme for U.S. fixed-income markets was the inverted yield curve. In August, the spread between 2-year and 5-year Treasurys yields inverted, as did the spread between 3-year and 5-year Treasurys. Notably, the spread between 3-month and 10-year rates inverted for only the second time in about 12 years at the start of the reporting period, a signal of impending recession to some market watchers. The differential reverted in October, turned negative again for a short time in February, and then stayed in positive territory from March onward.

Yields for 10-year U.S. government bonds ended the period down 149 basis points at 0.65%, after hitting an all-time low of 0.54% in March as investors rushed to “safe-haven” securities; 2-year yields declined during the fiscal year to finish down 179 basis points at 0.16%.

Inflation-sensitive assets, such as commodities and Treasury inflation-protected securities, were mixed. The Bloomberg Commodity Total Return Index (which represents the broad commodity market) finished down 17.06% over the full one-year period, after an oil-production impasse between Saudi Arabia and Russia created a downdraft in the oil market around the same time that demand contracted due to the coronavirus pandemic; the Bloomberg Barclays 1-10 Year US TIPS Index (USD) moved 5.67% higher during the reporting period.

The U.S. high-yield market, as measured by the ICE BofA US High Yield Constrained Index, was up 0.30% during the reporting period, while global fixed income, as measured by the Bloomberg Barclays Global Aggregate Index, did better and climbed 5.59%.

SEI Institutional Investments Trust / Annual Report / May 31, 2020	3

LETTER TO SHAREHOLDERS (Concluded)

May 31, 2020 (Unaudited)

U.S. investment-grade corporate debt was higher; the Bloomberg Barclays US Corporate Investment Grade Index returned 10.03% as investors remained eager to buy higher-yielding securities. U.S. asset- and mortgage-backed securities also managed to rise during the fiscal year, benefiting from supply-and-demand dynamics and continued improvement in collateral.

Despite coronavirus concerns and the steep drop in global oil prices, which led to a declining outlook for economic growth in the region, the J.P. Morgan Global Bond Index-Emerging Markets (GBI-EM) Global Diversified Index, which tracks local-currency-denominated EM bonds, edged 2.05% higher in U.S. dollar terms. The J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified Index, which tracks EMD denominated in external currencies (such as the U.S. dollar), eked out a 0.38% gain for the fiscal year.

Our View

Black swans, once largely presumed a myth because only the white variety was ever observed in nature, have become symbols of events that are exceptionally rare in occurrence and severe in impact. Today we are confronted with a black swan that landed earlier this year in the form of a pandemic.

The sudden and widespread stop in economic activity by government fiat is something that has never before been experienced on such a scale. The ultimate impact on GDP is truly anybody’s guess. The first quarter of 2020 saw an annualized decline of 5% in the U.S. The second quarter will likely be one for the record books; as of late May, Wall Street economists forecasted a quarter-to-quarter annualized decline exceeding 30%.

National governments have been quick to respond. All central banks are in crisis-fighting mode, having learned valuable lessons during the 2008-to-2009 great financial crisis, re-establishing unconventional bond-buying programs and creating some new facilities to expand the types of accepted collateral in order to extend cash to companies in need of liquid assets.

The Fed and other leading central banks have moved with an alacrity and forcefulness that we find commendable. But central banks cannot single-handedly support this economic shutdown. In our view, fiscal policy—in the form of direct income support, tax deferrals, loan guarantees, and outright bailouts of industries badly damaged by the halt of economic activity—must be the prime tool used to address this crisis.

The fiscal response is occurring with a speed and decisiveness seldom seen in history. The Congress passed a series of COVID-19 relief bills that easily topped 10% of GDP. Other developed countries have pursued a similar strategy of massive income support and liquidity injections. Italy, the European epicenter of the virus, will be particularly hard-pressed to do all that is necessary to stabilize its economy; its government debt-to-GDP ratio is already well above that of other major European countries.

In our view, a financial crisis can be averted in Europe if the ECB backs up the debt. This is now-or-never time for the EU and eurozone. The stronger countries must come to the aid of the weaker, or else face an intensified popular backlash that could threaten the unity of the economic zone.

The onslaught of developments presented by the spread of COVID-19 has forced financial markets to recalibrate prices sharply as expectations about different industries and the overall economy shift quickly. Investors should gain some reassurance, however, from the fact that an earnings recession caused by virus-containment measures is generally only expected to last a couple quarters or so. If market prices are based on a long-term, multi-year expectation, then this fallout should represent a relatively small part of the market’s forward-looking focus.

We are grateful that the chaotic trading in March has eased considerably, thanks to liquidity provided by central banks and fiscal packages offered by governments around the world. Only time will tell whether markets have sufficiently discounted the pain that lies ahead. We have to be cognizant of the fact that earnings estimates will likely come down hard over the next two quarters. These waterfall declines in earnings could still drag equities down with them. It all depends on how willing investors are to look beyond the valley. Markets should prove resilient if there is a common belief that fiscal and monetary responses to the crisis thus far will successfully prop up the global economy.

Right now, as always, we are focused on trying to deliver as diversified a portfolio as possible to all of our investors, regardless of their risk tolerances. We’re considering the known risks inherent to the capital markets as well as the uncertainty that comes with any long-term investing plan, such as the black swan we’ve encountered in 2020.

4	SEI Institutional Investments Trust / Annual Report / May 31, 2020

At SEI, we build and maintain long-term-oriented funds by being attuned to evolving correlations, or relationships, between asset classes. We believe our funds are robust and built to handle the kinds of challenges presented in today’s environment.

At a portfolio level, we encourage investors to stay diversified and avoid short-term trading in these volatile markets. If you are a goals-based investor—and your portfolio is aligned with your goals, time horizon and risk tolerance—be patient. Time should be on your side.

You’re seeing a real-life, albeit metaphorical, black swan. Use this experience to become a better, more informed investor. We will continue to monitor economic and financial-market developments and provide our insight to help you achieve that goal.

On behalf of SEI, I want to thank you for your continued confidence. We are working every day to maintain that trust, and we look forward to serving your investment needs in the future.

Sincerely,

William Lawrence, CFA

Head and Chief Investment Officer of Traditional Asset Management

SEI Institutional Investments Trust / Annual Report / May 31, 2020	5

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2020 (Unaudited)

Large Cap Fund

I. Objective

The Large Cap Fund (the “Fund”) seeks long-term growth of capital and income.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisors as of May 31, 2020: AJO, LP (“AJO”), Coho Partners, Ltd. (“Coho”), Fred Alger Management, Inc. (“Alger”), LSV Asset Management (“LSV”), Mar Vista Investment Partners, LLC (“Mar Vista”), and Schafer Cullen Capital Management, Inc. (“Schafer Cullen”). There were no sub-advisor changes during the fiscal period.

III. Return vs. Benchmark

For the one year ending May 31, 2020, the Fund’s Class A shares returned 5.78%. The Fund’s primary benchmark—the Russell 1000® Index—returned 12.54%.

IV. Fund Attribution

The fiscal year produced positive returns for some larger components of the U.S. equity market, such as large-cap growth stocks with significant weights in market-capitalization-weighted indexes; other areas, such as small-capitalization and value stocks, produced negative returns for the year. The Democratic presidential primary process neared completion with Joe Biden, considered to represent the more moderate wing of the Democratic Party, as the likely nominee. As noted in the shareholder letter, the U.S. economy’s long economic expansion continued steadily for the first half of the fiscal year before a sudden halt in February/March as concerns surrounding the COVID-19 pandemic caused economic activity to stall. Dramatic short-term business impacts were felt by companies, particularly in the travel, restaurant and retail industries that were largely shut down. Oil prices and interest rates fell rapidly as the economy entered into recession. Fiscal stimulus was a mitigating factor and caused some eventual upward volatility in the market after stocks entered bear-market territory.

Information technology was the best-performing sector during the fiscal year. Some stocks within the sector benefited from the pandemic as their use surged in the stay-at-home environment. Although there was evidence of a negative impact to business for some companies in the information technology sector, relatively high valuations persisted as investors favored the category. Healthcare also outperformed during the reporting period due to its tendency to be less vulnerable during a recession and also due to relief among some investors that proposals by progressive Democrats to implement Medicare for All were unlikely to prevail regardless of the election in November. Energy and financials were the worst-performing sectors for the fiscal year and had large weights in value indexes; these sector effects contributed to the negative returns of value managers in general. Losses in these sectors were substantial; for example, the energy sector declined by approximately 30%. Small- and mid-cap stocks lagged relative to the largest-capitalization stocks.

In this environment, the Fund underperformed relative to its benchmark due to the Fund’s value tilt and underweight to the information technology sector. Although an overweight to the healthcare sector was beneficial, an overweight to the financials sector detracted from results. Underweights to larger-capitalization stocks and overweights to smaller- and mid-cap stocks detracted.

LSV detracted due to its value exposure, an overweight to economically-sensitive stocks, and its overweight to smaller- and mid-cap stocks. Schafer Cullen also detracted due to its value orientation. AJO detracted from performance during the fiscal year and was challenged by its overweights to the real estate and industrials sectors.

Alger and Mar Vista outperformed the Fund benchmark due to an emphasis on companies with above-average growth rates and holdings within the information technology sector in particular, while Coho outperformed the Fund benchmark due to its healthcare overweight.

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Large Cap Fund, Class A	5.78%	7.28%	6.45%	11.41%	7.83%
Russell 1000® Index	12.54%	10.09%	9.58%	13.07%	8.69%

6	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Comparison of Change in the Value of a $100,000 Investment in the Large Cap Fund, Class A, versus the Russell 1000® Index

[1]

For the year ended May 31, 2020. Past performance is not an indication of future performance. Class A shares were offered beginning 6/14/96. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust / Annual Report / May 31, 2020	7

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2020 (Unaudited)

Large Cap Disciplined Equity Fund

I. Objective

The Large Cap Disciplined Equity Fund (the “Fund”) seeks capital appreciation.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisors as of May 31, 2020: AJO, L.P. (“AJO”), Ceredex Value Advisors LLC (“Ceredex”), Coho Partners, Ltd. (“Coho”), Mackenzie Investments Corporation (“Mackenzie”) and QMA LLC. During the fiscal period, AQR Capital Management, LLC (“AQR”), was removed from the Fund, while Mackenzie was added.

III. Return vs. Benchmark

For the one year ending May 31, 2020, the Fund’s Class A shares returned 7.23%. The Fund’s primary benchmark—the S&P 500 Index—returned 12.84%.

IV. Fund Attribution

The fiscal year produced positive returns for some larger components of the U.S. equity market, such as large-cap growth stocks with significant weights in market-capitalization-weighted indexes; other areas, such as small-capitalization and value stocks, produced negative returns for the year. The Democratic presidential primary process neared completion with Joe Biden, considered to represent the more moderate wing of the Democratic Party, as the likely nominee. As noted in the shareholder letter, the U.S. economy’s long economic expansion continued steadily for the first half of the fiscal year before a sudden halt in February/March as concerns surrounding the COVID-19 pandemic caused economic activity to stall. Dramatic short-term business impacts were felt by companies, particularly in the travel, restaurant and retail industries that were largely shut down. Oil prices and interest rates fell rapidly as the economy entered into recession. Fiscal stimulus was a mitigating factor and caused some eventual upward volatility in the market after stocks entered bear-market territory.

Information technology was the best-performing sector during the fiscal year. Some stocks within the sector benefited from the pandemic as their use surged in the stay-at-home environment. Although there was evidence of a negative impact to business for some companies in the information technology sector, relatively high valuations persisted as investors favored the category. Healthcare also outperformed during the reporting period due to its tendency to be less vulnerable during a recession and also due to relief among some investors that proposals by progressive Democrats to implement Medicare for All were unlikely to prevail regardless of the election in November. Energy and financials were the worst-performing sectors for the fiscal year and had large weights in value indexes; these sector effects contributed to the negative returns of value managers in general. Losses in these sectors were substantial; for example, the energy sector declined by approximately 30%. Small- and mid-cap stocks lagged relative to the largest-capitalization stocks.

In this environment, the Fund underperformed relative to its benchmark due to the Fund’s value tilt and underweight to the information technology sector. Although an overweight to the healthcare sector was beneficial, an overweight to the financials sector detracted from results. Underweights to larger-capitalization stocks and overweights to smaller- and mid-cap stocks detracted.

Ceredex was the worst-performing manager in the Fund and faced headwinds to its value style. QMA lagged due to security selection in the consumer staples and information technology sectors. AQR was removed from the Fund in March and detracted due to negative security-selection effects, especially in the financials and industrials sectors. AJO detracted due to its overweight to and security selection within the real-estate sector. Coho was challenged due to its underweight of the information technology sector.

Mackenzie was added to the Fund in March and outperformed during its time in the Fund due to favorable security selection within the financials sector.

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Large Cap Disciplined Equity Fund, Class A	7.23%	6.38%	7.23%	11.79%	7.77%
S&P 500 Index	12.84%	10.23%	9.86%	13.15%	9.06%

Comparison of Change in the Value of a $100,000

8	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Investment in the Large Cap Disciplined Equity Fund, Class A, versus the S&P 500 Index

[1]

For the year ended May 31, 2020. Past performance is not an indication of future performance. Class A shares were offered beginning 8/28/03. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust / Annual Report / May 31, 2020	9

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2020 (Unaudited)

Large Cap Index Fund

I. Objective

The Large Cap Index Fund (the “Fund”) seeks investment results that correspond to the aggregate price and dividend performance of the securities in the Russell 1000® Index.

II. Multi-Manager Approach Statement

The Fund uses a sub-advisor to manage the Fund under the supervision of SEI Investments Management Corporation (“SIMC”). The sole sub-advisor as of May 31, 2020 was SSGA Funds Management, Inc. There were no sub-advisor changes during the fiscal period.

III. Return vs. Benchmark

For the fiscal year ended May 31, 2020, the Fund’s Class A shares returned 12.48%. The Fund’s benchmark—the Russell 1000® Index—returned 12.54%.

IV. Fund Attribution

The fiscal year produced positive returns for some larger components of the U.S. equity market, such as large-cap growth stocks with significant weights in market-capitalization-weighted indexes; other areas, such as value stocks, produced negative returns for the year. The Democratic presidential primary process neared completion with Joe Biden, considered to represent the more moderate wing of the Democratic Party, as the likely nominee. As noted in the shareholder letter, the U.S. economy’s long economic expansion continued steadily for the first half of the fiscal year before a sudden halt in February/March as concerns surrounding the COVID-19 pandemic caused economic activity to stall. Dramatic short-term business impacts were felt by companies, particularly in the travel, restaurant and retail industries that were largely shut down. Oil prices and interest rates fell rapidly as the economy entered into recession. Fiscal stimulus was a mitigating factor and caused some eventual upward volatility in the market after stocks entered bear-market territory.

Information technology was the best-performing sector during the fiscal year. Some stocks within the sector benefited from the pandemic as their use surged in the stay-at-home environment. Although there was evidence of a negative impact to business for some companies in the information technology sector, relatively high valuations persisted as investors favored the category. Healthcare also outperformed during the reporting period due to its tendency to be less vulnerable during a recession and also due to relief among some investors that proposals by progressive Democrats to implement

Medicare for All were unlikely to prevail regardless of the election in November. Energy and financials were the worst-performing sectors for the fiscal year and had large weights in value indexes. Losses in these sectors were substantial; for example, the energy sector declined by approximately 30%.

With passive management, the Fund generally captured the broad performance of the U.S. large-cap equity market.

10	SEI Institutional Investments Trust / Annual Report / May 31, 2020

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Large Cap Index Fund, Class A	12.48%	10.04%	9.53%	13.04%	7.82%
Russell 1000® Index	12.54%	10.09%	9.58%	13.07%	8.69%

Comparison of Change in the Value of a $100,000 Investment in the Large Cap Index Fund, Class A, versus the Russell 1000® Index

[1]

For the year ended May 31, 2020. Past performance is not an indication of future performance. Class A shares were offered beginning 4/1/02. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust / Annual Report / May 31, 2020	11

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2020 (Unaudited)

S&P 500 Index Fund

I. Objective

The S&P 500 Index Fund (the “Fund”) seeks investment results that correspond to the aggregate price and dividend performance of the securities in the S&P 500 Index.

II. Multi-Manager Approach Statement

The Fund uses a sub-advisor to manage the Fund under the supervision of SEI Investments Management Corporation (SIMC). The sole sub-advisor as of May 31, 2020, was SSGA Funds Management, Inc. There were no sub-advisor changes during the fiscal period.

III. Return vs. Benchmark

For the one year ending May 31, 2020, the Fund’s Class A shares returned 12.77%. The Fund’s primary benchmark—the S&P 500 Index—returned 12.84%.

IV. Fund Attribution

The fiscal year produced positive returns for the larger components of the U.S. equity market, particularly large-cap growth stocks with significant weights in market-capitalization-weighted indexes. The Democratic presidential primary process neared completion with Joe Biden, considered to represent the more moderate wing of the Democratic Party, as the likely nominee. As noted in the shareholder letter, the U.S. economy’s long economic expansion continued steadily for the first half of the fiscal year before a sudden halt in February/ March as concerns surrounding the COVID-19 pandemic caused economic activity to stall. Dramatic short-term business impacts were felt by companies, particularly in the travel, restaurant and retail industries that were largely shut down. Oil prices and interest rates fell rapidly as the economy entered into recession. Fiscal stimulus was a mitigating factor and caused some eventual upward volatility in the market after stocks entered bear-market territory.

Information technology was the best-performing sector during the fiscal year. Some stocks within the sector benefited from the pandemic as their use surged in the stay-at-home environment. Although there was evidence of a negative impact to business for some companies in the information technology sector, relatively high valuations persisted as investors favored the category. Healthcare also outperformed during the reporting period due to its tendency to be less vulnerable during a recession and also due to relief among some investors that proposals by progressive Democrats to implement Medicare for All were unlikely to prevail regardless of the election in November. Energy and financials were the worst-performing sectors for the fiscal year and had large weights in value indexes; these sector effects contributed to the negative returns of value managers in general. Losses in these sectors were substantial; for example, the energy sector declined by approximately 30%.

With passive management, the Fund generally captured the broad performance of the U.S. large-cap equity market.

12	SEI Institutional Investments Trust / Annual Report / May 31, 2020

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date
S&P 500 Index Fund, Class A	12.77%	10.20%	9.82%	10.59%
S&P 500 Index	12.84%	10.23%	9.86%	10.62%

Comparison of Change in the Value of a $100,000 Investment in the S&P 500 Index Fund, Class A, versus the S&P 500 Index

[1]

For the year ended May 31, 2020. Past performance is not an indication of future performance. Class A shares were offered beginning 12/18/13. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust / Annual Report / May 31, 2020	13

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2020 (Unaudited)

Extended Market Index Fund

I. Objective

The Extended Market Index Fund (the “Fund”) seeks investment results that approximate, as closely as practicable and before expenses, the performance of the Russell Small Cap Completeness Index.

II. Multi-Manager Approach Statement

The Fund uses a sub-advisor to manage the Fund under the supervision of SEI Investments Management Corporation (“SIMC”). The sole sub-advisor as of May 31, 2020 was SSGA Funds Management, Inc. There were no sub-advisor changes during the fiscal period.

III. Return vs. Benchmark

For the one year ending May 31, 2020, the Fund’s Class A shares returned 3.88%. The Fund’s primary benchmark—the Russell Small Cap Completeness Index—returned 3.83%.

IV. Fund Attribution

The fiscal year ending May 31, 2020, was defined by extreme market movements in response to the global spread and fight against the novel coronavirus. Though the virus had been identified and was spreading from its point of origin—the Wuhan province in China—since the end of the 2019 calendar year, U.S. markets did not begin to react until the end of February 2020 when domestic cases began to rise quickly. From this point, the market decline was the most rapid in history, and the Russell Small Cap Completeness Index shed nearly 28% in the first quarter of 2020. Consumer discretionary stocks were among the hardest hit as shelter-in-place orders rolled out across most of the country. Hotels, restaurants, airlines and cruise lines in particular sold off dramatically as social distancing put the affected industries in peril.

The energy sector saw more than double the losses of the Russell Small Cap Completeness Index during the first quarter; oil prices cratered amid a price war initiated by Saudi Arabia and Russia. Oil had its worst single day of trading since the Gulf War in 1991, and for a brief period, futures contracts for the commodity turned negative as concerns surrounding storage capacity grew at the same time as global travel and commerce declined due to lockdown restrictions.

As noted in the shareholder letter, the Federal Reserve (“Fed”) responded to the turmoil by slashing its federal-funds rate target to a range of 0-0.25% over two emergency sessions in March; the central bank also instituted a trillion dollar repo program to shore up liquidity. The Fed revealed a Commercial Paper Funding Facility to purchase corporate bonds, a measure last seen during the global financial crisis. Additionally, Congress passed the largest-ever stimulus package, which provided $2 trillion in funding to corporations, state and local governments, direct payments to American citizens, and healthcare providers. The first series of new jobless claims following the mandatory closures of many businesses across the U.S. topped 3 million, dwarfing all previous records, and subsequent reports were not materially better.

Certain defensive areas of the market outperformed, particularly utilities and staples, but so did healthcare. Investors turned to companies that began researching a potential vaccine as well as those that offered telehealth solutions to normal healthcare concerns.

Over the last two months of the reporting period, performance in these sectors largely inverted. Consumer discretionary surged as states began to roll back or end certain social distancing measures. Energy also bounced back in the final two months, while utilities and financials were the worst-performing sectors during the same time. Interestingly, from a factor perspective, there was little rotation in market leadership; expensive stocks that outperformed into the downturn also bounced hardest off the bottom. While more cyclically-oriented stocks surged in April, this was more in line with the risk-on environment as the virus outlook improved rather than a shift in sentiment toward valuation sensitivity. Larger-caps and growth outperformed over the entire period. The Russell 2000 Growth Index rose 7.32%, while the Russell 2000 Value Index fell 14.69%. For the entire 12 months, healthcare and technology were the best-performing sectors, while energy was the worst.

The Fund was passively managed and generally captured the broad performance of its benchmark index, the Russell Small Cap Completeness Index.

14	SEI Institutional Investments Trust / Annual Report / May 31, 2020

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date
Extended Market Index Fund, Class A	3.88%	6.01%	5.99%	9.58%
Russell Small Cap Completeness Index	3.83%	5.93%	5.93%	9.54%

Comparison of Change in the Value of a $100,000 Investment in the Extended Market Index Fund, Class A, versus the Russell Small Cap Completeness Index

1

For the year ended May 31, 2020. Past performance is no indication of future performance. Class A shares were offered beginning 2/28/13. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust / Annual Report / May 31, 2020	15

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2020 (Unaudited)

Small Cap Fund

I. Objective

The Small Cap Fund (the “Fund”) seeks capital appreciation.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisors as of May 31, 2020: Axiom International Investors, LLC (“Axiom”), EAM Investors, LLC (“EAM”), Falcon Point Capital, LLC (“Falcon Point”), Los Angeles Capital Management and Equity Research, Inc. (“LA Capital”), LSV Asset Management (“LSV”) and Martingale Asset Management, L.P. (“Martingale”). During the fiscal period, William Blair Investment Management, LLC (“William Blair”), was removed from the Fund, while LA Capital was added.

III. Return vs. Benchmark

For the one year ending May 31, 2020, the Fund’s Class A shares returned -7.04%. The Fund’s benchmark—the Russell 2000® Index—returned -3.44%.

IV. Fund Attribution

The fiscal year ending May 31, 2020, was defined by extreme market movements in response to the global spread and fight against the novel coronavirus. Though the virus had been identified and was spreading from its point of origin—the Wuhan province in China—since the end of the 2019 calendar year, U.S. markets did not begin to react until the end of February 2020 when domestic cases began to rise quickly. From this point, the market decline was the most rapid in history, and the Russell 2000® Index had its worst quarter of performance since inception, shedding nearly 32% in the first quarter of 2020. Consumer discretionary stocks were among the hardest hit as shelter-in-place orders rolled out across most of the country. Hotels, restaurants, airlines and cruise lines in particular sold off dramatically as social distancing put the affected industries in peril.

The energy sector saw more than double the losses of the Russell 2000® Index during the first quarter; oil prices cratered amid a price war initiated by Saudi Arabia and Russia. Oil had its worst single day of trading since the Gulf War in 1991, and for a brief period, futures contracts for the commodity turned negative as concerns surrounding storage capacity grew at the same time as global travel and commerce declined due to lockdown restrictions.

As noted in the shareholder letter, the Federal Reserve (“Fed”) responded to the turmoil by slashing its federal-funds target to a range of 0-0.25% over two emergency sessions in March; the central bank also instituted a trillion dollar repo program to shore up liquidity. The Fed revealed a Commercial Paper Funding Facility to purchase corporate bonds, a measure last seen during the global financial crisis. Additionally, Congress passed the largest-ever stimulus package, which provided $2 trillion in funding to corporations, state and local governments, direct payments to American citizens, and healthcare providers. The first series of new jobless claims following the mandatory closures of many businesses across the U.S. topped 3 million, dwarfing all previous records, and subsequent reports were not materially better.

Certain defensive areas of the market outperformed in the first quarter of 2020, particularly utilities and staples, but so did healthcare. Investors turned to companies that began researching a potential vaccine as well as those that offered telehealth solutions to normal healthcare concerns.

Over the last two months of the reporting period, performance in these sectors largely inverted. Consumer discretionary surged as states began to roll back or end certain social distancing measures. Energy also bounced back in the final two months, while utilities and financials were the worst-performing sectors during the same time. Interestingly, from a factor perspective, there was little rotation in market leadership; expensive stocks that outperformed into the downturn also bounced hardest off the bottom. While more cyclically-oriented stocks surged in April, this was more in line with the “risk-on” environment as the virus outlook improved rather than a shift in sentiment toward valuation sensitivity. Larger-caps and growth outperformed over the entire period. The Russell 2000® Growth Index rose 7.32%, while the Russell 2000® Value Index fell 14.69%. For the entire 12 months, healthcare and technology were the best-performing sectors, while energy was the worst.

The Fund underperformed during the reporting period, largely due to poor stock selection within the consumer discretionary, financials and healthcare sectors. An underweight to healthcare also detracted. The Fund’s overweight to technology and underweight to energy contributed.

LSV was the worst-performing manager and faced steep value headwinds. In particular, selection in

16	SEI Institutional Investments Trust / Annual Report / May 31, 2020

financials and an underweight to healthcare hurt most. Martingale also struggled as its low-volatility style did not hold up through the downturn due to a spike in stock correlations; the manager lagged during the sharp market recovery as well.

Axiom was the top-performing manager and benefited from tailwinds to growth; most of the excess return was attributed to stock selection, particularly in the financials and industrials sectors. EAM also contributed and was helped by tailwinds to growth.

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Small Cap Fund, Class A	-7.04%	-0.08%	1.81%	7.69%	7.09%
Russell 2000® Index	-3.44%	1.98%	3.72%	9.23%	7.30%

Comparison of Change in the Value of a $100,000 Investment in the Small Cap Fund, Class A, versus the Russell 2000® Index

[1]

For the year ended May 31, 2020. Past performance is not an indication of future performance. Class A shares were offered beginning 6/14/96. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust / Annual Report / May 31, 2020	17

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2020 (Unaudited)

Small Cap II Fund

I. Objective

The Small Cap II Fund (the “Fund”) seeks capital appreciation.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisors as of May 31, 2020: ArrowMark Colorado Holdings, LLC (“ArrowMark”), Copeland Capital Management, LLC (“Copeland”), EAM Investors, LLC (“EAM”), LMCG Investments, LLC (“LMCG”), Los Angeles Capital Management and Equity Research, Inc. (“LA Capital”) and Snow Capital Management L.P. (“Snow”). During the fiscal period, LA Capital was added to the Fund.

III. Return vs. Benchmark

For the one year ending May 31, 2020, the Fund’s Class A shares returned -5.20%. The Fund’s primary benchmark—the Russell 2000® Index—returned -3.44%.

IV. Fund Attribution

The fiscal year ending May 31, 2020, was defined by extreme market movements in response to the global spread and fight against the novel coronavirus. Though the virus had been identified and was spreading from its point of origin—the Wuhan province in China—since the end of the 2019 calendar year, U.S. markets did not begin to react until the end of February 2020 when domestic cases began to rise quickly. From this point, the market decline was the most rapid in history, and the Russell 2000 Index had its worst quarter of performance since inception, shedding nearly 32% in the first quarter of 2020. Consumer discretionary stocks were among the hardest hit as shelter-in-place orders rolled out across most of the country. Hotels, restaurants, airlines and cruise lines in particular sold off dramatically as social distancing put the affected industries in peril.

The energy sector saw more than double the losses of the Russell 2000 Index during the first quarter; oil prices cratered amid a price war initiated by Saudi Arabia and Russia. Oil had its worst single day of trading since the Gulf War in 1991, and for a brief period, futures contracts for the commodity turned negative as concerns surrounding storage capacity grew at the same time as global travel and commerce declined due to lockdown restrictions.

As noted in the shareholder letter, the Federal Reserve (“Fed”) responded to the turmoil by slashing its federal-funds target to a range of 0-0.25% over two emergency sessions in March; the central bank also instituted a trillion dollar repo program to shore up liquidity. The Fed revealed a Commercial Paper Funding Facility to purchase corporate bonds, a measure last seen during the global financial crisis. Additionally, Congress passed the largest-ever stimulus package, which provided $2 trillion in funding to corporations, state and local governments, direct payments to American citizens, and healthcare providers. The first series of new jobless claims following the mandatory closures of many businesses across the U.S. topped 3 million, dwarfing all previous records, and subsequent reports were not materially better.

Certain defensive areas of the market outperformed in the first quarter of 2020, particularly utilities and staples, but so did healthcare. Investors turned to companies that began researching a potential vaccine as well as those that offered telehealth solutions to normal healthcare concerns.

Over the last two months of the reporting period, performance in these sectors largely inverted. Consumer discretionary surged as states began to roll back or end certain social distancing measures. Energy also bounced back in the final two months, while utilities and financials were the worst-performing sectors during the same time. Interestingly, from a factor perspective, there was little rotation in market leadership; expensive stocks that outperformed into the downturn also bounced hardest off the bottom. While more cyclically-oriented stocks surged in April, this was more in line with the “risk-on” environment as the virus outlook improved rather than a shift in sentiment toward valuation sensitivity. Larger-caps and growth outperformed over the entire period. The Russell 2000 Growth Index rose 7.32%, while the Russell 2000 Value Index fell 14.69%. For the entire 12 months, healthcare and technology were the best-performing sectors, while energy was the worst.

The Fund underperformed during the reporting period, largely due to poor stock selection within the consumer discretionary sector. An underweight to and selection within healthcare also detracted. Selection in communication services and the Fund’s underweight to real estate contributed.

Snow was the worst-performing manager and faced steep value headwinds. In particular, selection in consumer discretionary hurt the most, followed by an overweight to financials and an underweight

18	SEI Institutional Investments Trust / Annual Report / May 31, 2020

in healthcare. LMCG struggled for similar reasons, with the largest detractor being an underweight in healthcare; selection within the financials sector was also challenged.

EAM was the top-performing manager and benefited from growth tailwinds; an overweight to healthcare and an underweight to the financials sector were also additive.

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date
Small Cap II Fund, Class A	-5.20%	1.90%	2.58%	7.89%
Russell 2000® Index	-3.44%	1.98%	3.72%	8.82%

Comparison of Change in the Value of a $100,000 Investment in the Small Cap II Fund, Class A, versus the Russell 2000® Index

[1]

For the year ended May 31, 2020. Past performance is not an indication of future performance. Class A shares were offered beginning 4/10/12. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust / Annual Report / May 31, 2020	19

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2020 (Unaudited)

Small/Mid Cap Equity Fund

I. Objective

The Small/Mid Cap Equity Fund (the “Fund”) seeks long-term capital appreciation.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisors as of May 31, 2020: 361 Capital, LLC (“361”), ArrowMark Colorado Holdings, LLC (“ArrowMark”), Axiom International Investors, LLC (“Axiom”), Cardinal Capital Management, LLC (“Cardinal”), Copeland Capital Management, LLC (“Copeland”), and LSV Asset Management (“LSV”). There were no sub-advisor changes during the fiscal period.

III. Return vs. Benchmark

For the one year ending May 31, 2020, the Fund’s Class A shares returned -3.80%. The Fund’s primary benchmark—the Russell 2500® Index—returned -0.80%.

IV. Fund Attribution

The fiscal year ending May 31, 2020, was defined by extreme market movements in response to the global spread and fight against the novel coronavirus. Though the virus had been identified and was spreading from its point of origin—the Wuhan province in China—since the end of the 2019 calendar year, U.S. markets did not begin to react until the end of February 2020 when domestic cases began to rise quickly. From this point, the market decline was the most rapid in history, and the Russell 2000® Index had its worst quarter of performance since inception, shedding nearly 32% in the first quarter of 2020. Consumer discretionary stocks were among the hardest hit as shelter-in-place orders rolled out across most of the country. Hotels, restaurants, airlines and cruise lines in particular sold off dramatically as social distancing put the affected industries in peril.

The energy sector saw more than double the losses of the Russell 2000® Index during the first quarter; oil prices cratered amid a price war initiated by Saudi Arabia and Russia. Oil had its worst single day of trading since the Gulf War in 1991, and for a brief period, futures contracts for the commodity turned negative as concerns surrounding storage capacity grew at the same time as global travel and commerce declined due to lockdown restrictions.

As noted in the shareholder letter, the Federal Reserve (“Fed”) responded to the turmoil by slashing its federal-funds target to a range of 0-0.25% over two emergency sessions in March; the central bank also instituted a trillion dollar repo program to shore up liquidity. The Fed revealed a Commercial Paper Funding Facility to purchase corporate bonds, a measure last seen during the global financial crisis. Additionally, Congress passed the largest-ever stimulus package, which provided $2 trillion in funding to corporations, state and local governments, direct payments to American citizens, and healthcare providers. The first series of new jobless claims following the mandatory closures of many businesses across the U.S. topped 3 million, dwarfing all previous records, and subsequent reports were not materially better.

Certain defensive areas of the market outperformed in the first quarter of 2020, particularly utilities and staples, but so did healthcare. Investors turned to companies that began researching a potential vaccine as well as those that offered telehealth solutions to normal healthcare concerns.

Over the last two months of the reporting period, performance in these sectors largely inverted. Consumer discretionary surged as states began to roll back or end certain social distancing measures. Energy also bounced back in the final two months, while utilities and financials were the worst-performing sectors during the same time. Interestingly, from a factor perspective, there was little rotation in market leadership; expensive stocks that outperformed into the downturn also bounced hardest off the bottom. While more cyclically-oriented stocks surged in April, this was more in line with the “risk-on” environment as the virus outlook improved rather than a shift in sentiment toward valuation sensitivity. Larger-caps and growth outperformed over the entire period. Over the full reporting period, healthcare and technology were the best-performing sectors, while energy was the worst. The Russell 2500® Growth Index rose 13.53%, while the Russell 2500® Value Index fell 11.68% during the fiscal year.

The Fund underperformed the benchmark during the reporting period, largely due to poor stock selection within the healthcare, technology, and consumer discretionary sectors.

LSV was the worst-performing manager and faced steep value headwinds. In particular, selection in financials and an underweight to healthcare hurt most. Cardinal also struggled due to poor selection in technology and financials.

20	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Axiom was the top-performing manager and benefited from tailwinds to growth; most of the excess return was attributed to stock selection, particularly in the financials and industrials sectors.

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Small/Mid Cap Equity Fund, Class A	-3.80%	1.55%	2.75%	8.92%	7.27%
Russell 2500® Index	-0.80%	3.95%	4.67%	10.32%	8.37%

Comparison of Change in the Value of a $100,000 Investment in the Small/Mid Cap Equity Fund, Class A, versus the Russell 2500® Index

[1]

For the year ended May 31, 2020. Past performance is no indication of future performance. Class A shares were offered beginning 12/15/03. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust / Annual Report / May 31, 2020	21

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2020 (Unaudited)

U.S. Equity Factor Allocation Fund

I. Objective

The U.S. Equity Factor Allocation Fund (the “Fund”) seeks the long-term growth of capital and income.

II. Multi-Manager Approach Statement

The Fund is directly managed by SEI Investments Management Corporation (“SIMC”). There were no manager changes made during the fiscal period. SIMC will invest directly in equity securities utilizing a quantitative style of investing which uses a model-based approach to facilitate investment decisions. The quantitative method used by the Fund categorizes and selects securities based on specific characteristics (factors) determined by the Investment Advisor. Such factors may include security characteristics such as volatility, value, size or share price performance. The Investment Advisor uses its judgment and model-based systems to assess the factors used and to determine the weights allotted to those factors in portfolio construction. Based on market opportunities, and at its discretion, the Investment Advisor may tilt the Fund’s factor exposures by changing its allocation to the factors. The Investment Advisor may add, remove or modify certain factors in its model depending on investment research or market conditions. Additionally, the Investment Advisor may also take into account environmental, social and governance (“ESG”) factors when constructing the Fund’s investment portfolio. The Investment Advisor’s use of ESG considerations is not primarily based on investment or market considerations.

III. Return vs. Benchmark

For the one year ending May 31, 2020, the Fund’s Class A shares returned 7.21%. The Fund’s primary benchmark—the Russell 3000® Index—returned 11.46%.

IV. Fund Attribution

For the 12 months ending May 31, 2020, no singular event dominated the global economic environment across all asset markets more than COVID-19. The eventual pandemic was first reported to the World Health Organization in China during December and rapidly spread to over 180 countries before the end of the reporting period. The speed and magnitude of the outbreak and the actions necessary to contain its spread dramatically changed the daily lives of billions of people and brought global economic activity to a sudden halt. Measures initially introduced in China, including strict quarantines, lockdowns, large-scale testing and contact tracing, eventually became commonplace throughout the world. Travel bans, school shutdowns, closing of non-

essential businesses, and an increase in remote working led to a significant disruption in global economic activity and affected the supply of labor, goods and services.

As noted in the shareholder letter, the S&P 500 Index declined from its February peak by over 30% within a month, outpacing the declines seen during the bursting of the internet bubble or global financial crisis. The Federal Reserve cut rates to near zero, provided lifelines to banks and announced plans to purchase corporate bonds. Congress enacted a multi-trillion dollar economic rescue package to provide relief to businesses and direct payments to workers. Oil prices fell to a 17-year low as falling global demand came at about the same time as a supply war between Saudi Arabia and Russia. U.S. unemployment hit 14.7%, the highest since WWII, and the worldwide death toll from COVID-19 rose above 350,000.

Mega-cap information technology companies that had outperformed throughout 2019 were seemingly unaffected by the sudden slowdown in economic activity; the surge in staying and working from home led to increased demand for a variety of technology-based solutions and online shopping.

The Fund lagged its benchmark during the fiscal year as it faced factor-driven headwinds. Value detracted most during the reporting period, as COVID-19 concerns punished typical value sectors; financials suffered as yields declined, while energy was hit by the drop in global demand. Diversity also struggled as the market sold off from its global peak in February, and investors attempted to “de-risk” into a falling market. The counterweight of momentum exposure was limited during the year as significant economic uncertainty saw company management and sell-side analysts pulling guidance and forecasts, which made a challenging environment for revisions; also, large daily price moves made it harder for the appearance of any intermediate-term trend favored by price momentum. Stability outperformed and was helped by an increased appreciation for profitable cash-generative companies in a “cash-starved” economic environment.

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized Inception to Date
U.S. Equity Factor Allocation Fund, Class A	7.21%	5.08%
Russell 3000® Index	11.46%	7.60%

22	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Comparison of Change in the Value of a $100,000 Investment in the U.S. Equity Factor Allocation Fund, Class A, versus the Russell 3000® Index

[1]

For the year ended May 31, 2020. Past performance is not an indication of future performance. Class A shares were offered beginning 4/26/18. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust / Annual Report / May 31, 2020	23

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2020 (Unaudited)

U.S. Managed Volatility Fund

I. Objective

The U.S. Managed Volatility Fund (the “Fund”) seeks capital appreciation with less volatility than the broad U.S. equity markets.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisors as of May 31, 2020: LSV Asset Management (“LSV”) and Wells Capital Management, Inc. (“Wells”). There were no sub-advisor changes during the fiscal period.

III. Return vs. Benchmark

For the one-year period ending May 31, 2020, the Fund’s Class A shares returned -0.31%. The Fund’s primary benchmark—the Russell 3000® Index—returned 11.46%.

IV. Fund Attribution

The 12 months ending May 31, 2020, were a challenging period for low-volatility investing despite an unprecedented bout of market volatility caused by the rapid spread of COVID-19. A broad market selloff in February and March wiped out period-to-date gains, but the ensuing “V-shaped” recovery pushed U.S. equities back to positive territory for the year. Stock markets defied gravity in the first half of the reporting period despite a slowdown in global economic growth and ongoing U.S./China trade tensions. As noted in the shareholder letter, accommodative central bank policies supported positive sentiment, with the U.S. Federal Reserve cutting interest rates three times prior to the virus crisis in an attempt to stimulate the economy. Two further cuts took the federal-funds rate target range to 0-0.25%.

The COVID-19 outbreak sparked a change to established market trends and triggered the fastest U.S. bear-market plunge in history. Liquidity was a concern, with smaller-cap names falling out of favor, and stock performance split by exposure to social distancing measures. However, extended government stimulus plans and the eventual reopening of global economies encouraged investors, and equities enjoyed a strong rebound. Overall, global markets were driven by the concentrated outperformance of prominent U.S. technology stocks during the fiscal year, while riskier names were rewarded more than their defensive peers.

Low-volatility investing lagged in the “risk-on” environment that prevailed during the period. Furthermore, low-volatility strategies did not see the expected degree of outperformance during the market selloff. Weak downside protection was related to the unusual cause of the crisis, which forced a market split by exposure to lockdown restrictions rather than sensitivity to the economic cycle. Such market dynamics translated into mixed performance at the sector level; information technology and healthcare names posted strong returns, while industrials, financials and energy stocks lagged. Energy was the worst-performing sector, hurt by a combination of slumping global demand and oil price wars.

The Fund provided meaningful risk reduction during a volatile period, but it did not deliver the anticipated degree of downside protection, as performance suffered from pronounced style headwinds during the March selloff and ensuing rebound. With the market leadership concentrated in a number of riskier mega-cap technology names, the Fund’s diversity exposure and defensive positioning were the key detractors. On the positive side, the Fund’s underweight to energy partially mitigated style headwinds and the tilt to cheaper names within the low-volatility space.

Both managers delivered meaningful risk reduction over the 12-month period but underperformed the Fund’s primary benchmark. LSV lagged due to headwinds to its value-oriented return model. Wells showed positive absolute returns but also underperformed and was challenged by style headwinds to its deep low-volatility approach and size effects.

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
U.S. Managed Volatility Fund, Class A	-0.31%	4.80%	6.34%	11.89%	11.79%
Russell 3000® Index	11.46%	9.54%	9.17%	12.80%	13.54%

24	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Comparison of Change in the Value of a $100,000 Investment in the U.S. Managed Volatility Fund, Class A, versus the Russell 3000® Index

[1]

For the year ended May 31, 2020. Past performance is not an indication of future performance. Class A shares were offered beginning 12/31/08. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust / Annual Report / May 31, 2020	25

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2020 (Unaudited)

Global Managed Volatility Fund

I. Objective

The Global Managed Volatility Fund (the “Fund”) seeks capital appreciation with less volatility than the broad global equity markets.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisors as of May 31, 2020: Acadian Asset Management LLC (“Acadian”), LSV Asset Management (“LSV”) and Wells Capital Management, Inc. (“Wells”). There were no sub-advisor changes during the fiscal period.

III. Return vs. Benchmark

For the one year ending May 31, 2020, the Fund’s Class A shares returned -1.08%. The Fund’s primary benchmark—the MSCI World Index (Net)—returned 6.80%.

IV. Fund Attribution

The 12 months ending May 31, 2020, were a challenging period for low-volatility investing despite an unprecedented bout of market volatility caused by the rapid spread of COVID-19. A broad market selloff in February and March wiped out period-to-date gains, but the ensuing “V-shaped” recovery pushed global equities back to positive territory for the year. Stock markets defied gravity in the first half of the reporting period despite a slowdown in global economic growth and ongoing U.S.-China trade tensions. As noted in the shareholder letter, accommodative central bank policies supported positive sentiment, with the U.S. Federal Reserve cutting interest rates three times prior to the COVID-19 crisis in an attempt to stimulate the economy. Two further cuts took the federal-funds rate target range to 0-0.25%.

The COVID-19 outbreak sparked a change to established market trends and triggered the fastest U.S. bear-market plunge in history. However, extended government stimulus plans and the eventual reopening of global economies encouraged investors, and global equities enjoyed a strong rebound. Overall, global markets were driven by the concentrated outperformance of prominent U.S. technology stocks during the fiscal year, while riskier names were rewarded more than their defensive peers.

Low-volatility investing lagged in the “risk-on” environment that prevailed during the period. Furthermore, low-volatility strategies did not see the expected degree of outperformance during the market selloff. Weak downside protection was related to the unusual cause of the crisis, which forced a market split by exposure to lockdown restrictions rather than sensitivity to the economic cycle. Such market dynamics translated into mixed performance at the sector level; information technology and healthcare names posted strong returns, while industrials, financials and energy stocks lagged. Energy was the worst-performing sector, hurt by a combination of slumping global demand and oil price wars.

The Fund provided meaningful risk reduction during a volatile period, but it did not deliver the anticipated degree of downside protection; as performance suffered from pronounced style headwinds during the rebound that followed the March selloff. With the market leadership concentrated in a number of riskier mega-cap technology names, the Fund’s diversity exposure and defensive positioning were the key detractors. A tilt to cheaper areas of the market and exposure away from U.S. securities further detracted. On the positive side, an underweight to energy partially mitigated style headwinds.

All managers achieved substantial risk reduction over the 12-month period. Wells Capital Management was the worst-performing manager as headwinds to its deep low-volatility approach were amplified by greater diversity, particularly an underweight to mega-cap stocks, and less favorable country tilts, namely a significant underweight to rallying U.S. stocks. Acadian Asset Management led other managers in the Fund and was more resilient with balanced style exposures and favorable country positioning.

The Fund also used derivatives to hedge currency risk. For the fiscal year, hedging currency risk had a positive effect, particularly during the market downturn when the U.S. dollar strengthened against major currencies.

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized Inception to Date
Global Managed Volatility Fund, Class A	-1.08%	3.10%	6.99%
MSCI World Index (Net)	6.80%	5.91%	9.75%

26	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Comparison of Change in the Value of a $100,000 Investment in the Global Managed Volatility Fund, Class A, versus the MSCI World Index (Net)

[1]

For the year ended May 31, 2020. Past performance is not an indication of future performance. Class A shares were offered beginning 1/29/16. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust / Annual Report / May 31, 2020	27

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2020 (Unaudited)

World Equity Ex-US Fund

I. Objective

The objective of the World Equity Ex-US Fund (the “Fund”) is to provide capital appreciation.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisors as of May 31, 2020: Acadian Asset Management LLC (“Acadian”), AllianceBernstein L.P. (“AllianceBernstein”), Baillie Gifford Overseas Ltd. (“Baillie Gifford”), JO Hambro Capital Management Limited (“JO Hambro”), McKinley Capital Management, LLC (“McKinley”), and Wells Capital Management, Inc (“Wells”). During the year, BlackRock International Ltd. (“BlackRock”) and EARNEST Partners, LLC (“EARNEST”), were removed from the Fund.

III. Return vs. Benchmark

For the one year ending May 31, 2020, the Fund’s Class A shares returned -1.00%. The Fund’s primary benchmark—the MSCI All Country World Ex-US Net Index—returned -3.43%.

IV. Fund Attribution

Equity markets rose throughout the second half of 2019 before experiencing a sharp drawdown and an ensuing rebound over the remainder of the fiscal year. Both developed and emerging markets marched steadily higher in 2019 on promising prospects for global growth. In Europe and the U.K., investors grappled with Brexit as newly elected U.K. prime minister Boris Johnson pledged to leave with or without a deal before reaching an agreement with Brussels. In the meantime, both Europe and Japan continued to battle lackluster economic growth, although equities in both regions continued higher. A cyclical rebound in semiconductors helped fuel the rally in east Asia, while Brazil saw strong gains on its passage of pension reform policies. While the lagging Indian market reflected fears around slowing economic growth, both developing and emerging markets as a whole ended 2019 on a positive note, with investors forecasting continued growth into 2020 after the U.S. and China reached a trade truce. Markets were taken for a sudden surprise when the emergence of a novel coronavirus in China spread to the rest of the world in the early months of 2020, sending Chinese equities plummeting as China closed down parts of its economy during the Chinese New Year. As noted in the shareholder letter, global equities followed Chinese markets lower in the following month as investors realized the severity of the situation and braced for a severe global economic slowdown. However, as governments and central banks around the world battled the economic impact of the virus with massive stimulus injections, some countries began to reopen; global equity markets staged a comeback to end the fiscal year with negative single-digit returns. While countries in strong economic positions like Germany were able to support their economies with large fiscal measures, countries in weak economic positions were hit hard by the ongoing COVID-19 shutdowns, with a slowdown in growth and much needed fiscal and monetary stimulus putting a strain on public finances in countries like Italy and Turkey. Commodity exporters in Brazil, Russia and South Africa experienced sharp market declines and a hit to traditional sources of revenue as forced closures decreased oil demand at the same time as a price war between Russia and Saudi Arabia created a supply glut. Meanwhile, India—which had already begun on a path toward economic deceleration—faced further pressure as COVID-19 disrupted its economy.

Information technology was the best-performing sector; a rebound in semiconductors drove gains throughout the reporting period, with strong durable growth tailwinds for the rest of the sector. Healthcare was the second-best sector as investors bid up healthcare companies during the pandemic. Energy and financials were the worst-performing sectors. Energy fell as oil prices went into freefall on the historic supply/demand imbalance, while emerging-market banks braced for slower loan growth as economic growth deteriorated.

From a sector perspective, financials was the biggest contributor to Fund performance due to positive company specifics in diversified financials and a lack of ownership in banks, which underperformed due to weak growth expectations. Communication services and consumer discretionary were the greatest detractors due to weak results in internet and online retail companies. From a regional perspective, exposure to Pacific ex-Japan and North America were beneficial while results were most negative in emerging Asia and Latin America.

The Fund was negative in absolute terms; however, it outperformed its benchmark due to the Fund’s exposure to momentum and stability. JO Hambro was the top contributor and benefited from a tailwind for momentum and companies with positive earnings trends. Baillie Gifford also outperformed due to positive tailwinds for stability and positive company specifics across multiple sectors. Prior to its removal from the Fund in April,

28	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Blackrock outperformed due to favorable company specifics in the consumer discretionary, energy, and information technology sectors. McKinley was a small contributor due to positive tailwinds for momentum.

EARNEST was removed from the Fund in April but was the Fund’s largest detractor during the period due to its overweight to consumer leisure stocks that took a big hit from consumers staying home during the pandemic. Both Wells and AllianceBernstein detracted due to continued headwinds to value. Acadian was challenged as momentum tailwinds were not enough to offset value headwinds.

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
World Equity Ex-US Fund, Class A	-1.00%	0.78%	1.31%	5.27%	3.95%
MSCI All Country World Ex-US Net Index	-3.43%	-0.24%	0.79%	4.37%	4.10%

Comparison of Change in the Value of a $100,000 Investment in the World Equity Ex-US Fund, Class A, versus the MSCI All Country World Ex-US Net Index

[1]

For the year ended May 31, 2020. Past performance is not an indication of future performance. Class A shares were offered beginning 3/28/05. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust / Annual Report / May 31, 2020	29

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2020 (Unaudited)

Screened World Equity Ex-US Fund

I. Objective

The Screened World Equity Ex-US Fund (the “Fund”) seeks capital appreciation.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisors as of May 31, 2020: Acadian Asset Management LLC (“Acadian”), Baillie Gifford Overseas Ltd (“Baillie Gifford”), McKinley Capital Management, LLC (“McKinley”), and Wells Capital Management, Inc. (“Wells”). During the fiscal period, EARNEST Partners, LLC (“EARNEST”), was removed from the Fund, while Wells was added.

III. Return vs. Benchmark

For the one year ending May 31, 2020, the Fund’s Class A shares returned 0.17%. The Fund’s primary benchmark—the MSCI All Country World Ex-US Net Index — returned -3.43%.

IV. Fund Attribution

Equity markets rose throughout the second half of 2019 before experiencing a sharp drawdown and an ensuing rebound over the remainder of the fiscal year. Both developed and emerging markets marched steadily higher in 2019 on promising prospects for global growth. In Europe and the U.K., investors grappled with Brexit as newly elected U.K. prime minister Boris Johnson pledged to leave with or without a deal before reaching an agreement with Brussels. In the meantime, both Europe and Japan continued to battle lackluster economic growth, although equities in both regions continued higher. A cyclical rebound in semiconductors helped fuel the rally in east Asia, while Brazil saw strong gains on its passage of pension reform policies. While the lagging Indian market reflected fears around slowing economic growth, both developing and emerging markets (EM) as a whole ended 2019 on a positive note, with investors forecasting continued growth into 2020 after the U.S. and China reached a trade truce. Markets were taken for a sudden surprise when the emergence of a novel coronavirus in China spread to the rest of the world in the early months of 2020, sending Chinese equities plummeting as China closed down parts of its economy during the Chinese New Year. As noted in the shareholder letter, global equities followed Chinese markets lower in the following month as investors realized the severity of the situation and braced for a severe global economic slowdown. However, as governments and central banks around the world battled the economic impact of the virus with massive stimulus injections, some countries began to reopen; global equity markets staged a comeback to end the fiscal year with negative single-digit returns. While countries in strong economic positions like Germany were able to support their economies with large fiscal measures, countries in weak economic positions were hit hard by the ongoing COVID-19 shutdowns, with a slowdown in growth and much needed fiscal and monetary stimulus putting a strain on public finances in countries like Italy and Turkey. Commodity exporters in Brazil, Russia and South Africa experienced sharp market declines and a hit to traditional sources of revenue as forced closures decreased oil demand at the same time as a price war between Russia and Saudi Arabia created a supply glut. Meanwhile, India—which had already begun on a path toward economic deceleration—faced further pressure as COVID-19 disrupted its economy.

Information technology was the best-performing sector; a rebound in semiconductors drove gains throughout the reporting period, with strong durable growth tailwinds for the rest of the sector. Healthcare was the second-best sector as investors bid up healthcare companies during the pandemic. Energy and financials were the worst-performing sectors. Energy fell as oil prices went into freefall on the historic supply/demand imbalance, while emerging-market banks braced for slower loan growth as economic growth deteriorated.

From a sector perspective, industrials was the biggest contributor to Fund performance due to positive company specifics, especially those with better fundamental stability characteristics. The Fund’s energy underweight also contributed, as the sector was challenged due to the drop in oil prices. The Fund’s overweight to information technology benefited as companies with more durable and stable growth prospects were rewarded during the pandemic-driven selloff.

The Fund’s overweight to consumer discretionary detracted as leisure stocks were affected by consumers staying at home; a lack of exposure to internet retailers, which benefited from the lockdowns, also hurt performance. The Fund’s underweight to consumer staples helped performance during the market selloff in February and March but detracted over the full reporting period. From a regional perspective, the U.K. was the top performer due to an underweight to energy and positive company specifics in the consumer discretionary sector.

30	SEI Institutional Investments Trust / Annual Report / May 31, 2020

An overweight to EM Asia contributed due to favorable results in information technology and healthcare stocks. EM Latin America was the only region that detracted as the Fund’s overweight to the financials sector took a beating during the pandemic-driven selloff.

The Fund outperformed its benchmark during the fiscal year due to its alpha source positioning, with higher exposure to the stability alpha source, which outperformed, and little exposure to value. Baillie Gifford led the Fund’s other managers and benefited from tailwinds to the stability alpha source. Acadian added value through quantitative model-driven security selection and slight tailwinds to momentum. McKinley was also a contributor due to its momentum exposure and the tailwind to momentum. Wells, which was added to the Fund in March, helped relative returns due to positive value performance during the manager’s time in the Fund.

EARNEST was removed from the Fund in April and was the Fund’s only detracting sub-advisor during the period due to its overweight to consumer leisure stocks that took a big hit from consumers staying home during the pandemic.

AVERAGE ANNUAL TOTAL RETURN1

		Annualized	Annualized	Annualized	Annualized
	One Year	3 Year	5 Year	10 Year	Inception
	Return	Return	Return	Return	to Date
Screened World Equity Ex-US Fund, Class A	0.17%	1.96%	3.69%	5.90%	2.08%
MSCI All Country World Ex-US Net Index	-3.43%	-0.24%	0.79%	4.37%	1.44%

Comparison of Change in the Value of a $100,000 Investment in the Screened World Ex-US Equity Fund, Class A, versus the MSCI All Country World Ex-US Net Index

[1]

For the year ended May 31, 2020. Past performance is not an indication of future performance. Class A shares were offered beginning 6/30/08. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust / Annual Report / May 31, 2020	31

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2020 (Unaudited)

World Select Equity Fund

I. Objective

The objective of the World Select Equity Fund (the “Fund”) is to provide capital appreciation.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisors as of May 31, 2020: AS Trigon Asset Management, Fiera Capital Inc. (Fiera), Fondmaeglerselskabet Maj Invest A/S (“Maj Invest”), INTECH Investment Management LLC (INTECH), LSV Asset Management (LSV), Mackenzie Investments Corporation, Metropole Gestion SA, Poplar Forest Capital, LLC (Poplar Forest), Rhicon Currency Management Pte Ltd, Sompo Japan Nipponkoa Asset Management Co., Ltd., and Towle & Co (Towle). SIMC also directly manages a portion of the Fund’s assets. No sub-advisor changes were made during the fiscal year.

III. Return vs. Benchmark

For the one-year period ending May 31, 2020, the Fund’s Class A shares returned -3.86%. The Fund’s primary benchmark—the MSCI All Country World Net Index—returned 5.43%.

IV. Fund Attribution

The 12 months ending May 31, 2020, marked an unprecedented bout of market volatility as global equities reacted bitterly to the rapid spread of COVID-19 across the world. A broad market selloff wiped out past bull market gains, but an ensuing “V-shaped” recovery pushed the MSCI All Country World Net Index back to positive territory for the full year. In spite of a slowdown in global economic growth and ongoing U.S.-China trade tensions, stock markets defied gravity in the first half of the reporting period. As noted in the shareholder letter, increasingly accommodative central bank policies supported the positive sentiment, with the U.S. Federal Reserve cutting interest rates three times before the start of the virus crisis and twice more after in an attempt to stimulate the economy.

The COVID-19 outbreak sparked a change to established market trends and triggered the fastest U.S. bear-market plunge in history. Liquidity concerns came to the fore, with smaller names falling out of favor and sector performance split by exposure to social distancing measures. However, extended government stimulus plans and the quick reopening of global economies encouraged investors as equities enjoyed a strong rebound. Overall, global markets were driven by the concentrated outperformance of prominent U.S. technology and healthcare stocks, and riskier names were rewarded more than their defensive peers. Energy was the worst-performing sector, hurt by the combination of a slump in global industrial demand and oil price wars.

Although market dynamics shifted abruptly during the reporting period, the underlying themes remained broadly unchanged. In an environment of increased risk awareness, investors sought comfort in more stable businesses and favored growth in sales and earnings with little regard for valuation multiples. By contrast, value stocks struggled as global lockdowns increased the likelihood of immediate bankruptcy for many undervalued businesses. Furthermore, the leadership of large-capitalization stocks created sizable headwinds for many actively-managed strategies.

The Fund lagged its benchmark over the fiscal year. Performance was weakened by its structural underweight to mega-cap names in a concentrated market rally, style headwinds to value investing, and poor security selection from the underlying managers.

The Fund’s local managers, being value-oriented by Fund construction, faced sizable style headwinds and accounted for the larger portion of Fund underperformance. Towle and Poplar Forest were the most noticeable detractors. Towle was hurt by its deep-value approach and pronounced tilt to small size, which translated into an underweight to mega-cap technology names. Its exposure to the energy sector and poor selection, particularly within the automobile components space, further weighed on returns. Poplar Forest’s overweight to financials and poor stock specifics in consumer discretionary and information technology further extended value and size headwinds. On the positive side, Fiera’s fundamental stability approach was favored by investors and contributed to Fund performance.

Global managers delivered strong returns on the back of momentum tailwinds. INTECH and SIMC’s implementations of momentum benefited from the established lead of technology names and a strong post-crisis rebound; the managers provided diversification to LSV, which struggled with its global managed-volatility strategy. Counterintuitively, LSV did not provide the expected degree of downside protection during the selloff, as stock returns were driven by the exposure to lockdown restrictions rather than sensitivity to the

32	SEI Institutional Investments Trust / Annual Report / May 31, 2020

economic cycle. Style headwinds were further amplified by the manager’s exposure to cheaper names within the low-volatility space.

Rhicon, the Fund’s currency specialist, benefited from the environment of spiked currency volatility and used forwards and futures contracts to manage the Fund’s currency exposure. Rhicon provided hedging in stress periods and delivered positive returns for the year.

AVERAGE ANNUAL TOTAL RETURN1

		Annualized
	One Year	Inception
	Return	to Date
World Select Equity Fund, Class A	-3.86%	0.24%
MSCI All Country World Net Index	5.43%	6.35%

Comparison of Change in the Value of a $100,000 Investment in the World Select Equity Fund, Class A, versus the MSCI All Country World Net Index

[1]

For the period ended May 31, 2020. Past performance is no indication of future performance. Class A shares were offered beginning 6/30/17. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust / Annual Report / May 31, 2020	33

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2020 (Unaudited)

Emerging Markets Equity Fund

I. Objective

The Emerging Markets Equity Fund (the “Fund”) seeks to provide capital appreciation.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation. The Fund utilized the following sub-advisors as of May 31, 2020: AllianceBernstein L.P. (“AllianceBernstein”), Causeway Capital Management LLC (“Causeway”), JO Hambro Capital Management Limited (“JO Hambro”), KBI Global Investors (North America) Ltd. (“KBI”), RWC Asset Advisers (US) LLC (“RWC”) and WCM Investment Management, LLC (“WCM”). There were no sub-advisor changes during the fiscal period.

III. Return vs. Benchmark

For the full year ending May 31, 2020, the Fund’s Class A shares returned -5.14%. The Fund’s primary benchmark—the MSCI EFM (“Emerging + Frontier Markets”) Index (Net)—returned -4.50%.

IV. Fund Attribution

Equity markets rose throughout the second half of 2019 before experiencing a sharp drawdown and an ensuing rebound over the remainder of the fiscal year. Emerging markets (“EM”) marched steadily higher in 2019 on promising prospects of global growth. A cyclical rebound in semiconductors helped fuel the rally in east Asia, while Brazil saw strong gains on its passage of pension reform policies. While the lagging Indian market reflected fears around slowing economic growth, both developing and emerging markets as a whole ended 2019 on a positive note, with investors forecasting continued growth into 2020 after the U.S. and China reached a trade truce. Markets were taken for a sudden surprise when the emergence of a novel coronavirus in China spread to the rest of the world in the early months of 2020, sending Chinese equities plummeting as China closed down parts of its economy during the Chinese New Year. As noted in the shareholder letter, global equities followed Chinese markets lower in the following month as investors realized the severity of the situation and braced for a severe global economic slowdown. However, as governments and central banks around the world battled the economic impact of the virus with massive stimulus injections, some countries began to reopen; global equity markets staged a comeback to end the year with negative single-digit returns. Countries in weak economic positions were hit hard by the ongoing COVID-19 shutdowns, with a slowdown in growth and much needed fiscal and monetary stimulus putting a strain on public finances. Turkey and Greece took a hit due to the sudden halt to tourism, while Brazil battled rising infections and death rates. Commodity exporters in Brazil, Russia and South Africa experienced sharp market declines and a hit to traditional sources of revenue as forced closures decreased oil demand at the same time as a price war between Russia and Saudi Arabia created a supply glut. Meanwhile, India—which had already begun on a path toward economic deceleration—faced further pressure as COVID-19 disrupted its economy.

EM small-cap stocks lagged larger-cap peers and trailed during the tech-fueled rally at the end of 2019; small caps also took a larger hit as COVID-19 impacted global markets early in 2020. For both EM small-cap and frontier markets, the lack of large internet companies that stood to benefit from consumers staying home failed to cushion the blow from the economic impact of the virus.

Information technology was the best-performing sector; a rebound in semiconductors drove gains throughout the reporting period, with strong durable growth tailwinds for the rest of the sector. Healthcare was the second-best sector as investors bid up healthcare companies during the pandemic. Energy and financials were the worst-performing sectors. Energy fell as oil prices went into freefall on the historic supply/demand imbalance, while emerging-market banks braced for slower loan growth as economic growth deteriorated.

From a sector standpoint, the Fund’s underweight to consumer discretionary was the greatest detractor. Companies in this sector benefited from consumers staying at home as the pandemic grew. An overweight to information technology added value through positive company specifics and exposure to companies with sustained structural growth drivers. Materials also contributed due to favorable company specifics in the chemical and mining sectors. From a regional view, EM Asia and Latin America both detracted; the Fund’s EM Asia exposure was underweight Chinese internet companies, commodity-exporting companies in Latin America struggled. EM Europe, Middle East and Africa was the top regional contributor as the Fund’s underweight to a weak South Africa and Saudi Arabia benefited.

34	SEI Institutional Investments Trust / Annual Report / May 31, 2020

The Fund underperformed its benchmark during the fiscal year. RWC and AllianceBernstein were the worst-performing managers. Frontier stocks lagged EM due to the lack of large internet and technology companies, which had more durable growth prospects; RWC and AllianceBernstein were exposed to stocks that were challenged by declines in consumption and economic growth in developing economies as countries shut down. WCM was the best-performing manager and enjoyed tailwinds to its stability alpha source. JO Hambro also benefited due to tailwinds to momentum in EM small-cap stocks. Causeway’s quantitative model-driven stock selection helped Fund performance. KBI contributed slightly as the manager’s downside protection added some value when markets plummeted in early 2020.

AVERAGE ANNUAL TOTAL RETURN1

		Annualized	Annualized	Annualized
	One Year	3 Year	5 Year	Inception
	Return	Return	Return	to Date
Emerging Markets Equity Fund, Class A	-5.14%	-1.59%	0.28%	0.31%
MSCI Emerging + Frontier Markets Index (Net)	-4.50%	-0.19%	0.86%	0.67%

Comparison of Change in the Value of a $100,000 Investment in the Emerging Markets Equity Fund, Class A, versus the MSCI Emerging + Frontier Markets Index (Net)

[1]

For the year ended May 31, 2020. Past performance is no indication of future performance. Class A shares were offered beginning 10/31/14. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust / Annual Report / May 31, 2020	35

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2020 (Unaudited)

Opportunistic Income Fund

I. Objective

The Opportunistic Income Fund (the “Fund”) seeks capital appreciation and income.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisors as of May 31, 2020: Ares Management LLC (“Ares”), Manulife Investment Management (US) LLC (“Manulife”), Schroder Investment Management North America Inc. (“Schroder”) and Wellington Management Company, LLP (“Wellington”). There were no sub-advisor changes during the fiscal period.

III. Return vs. Benchmark

For the one year ending May 31, 2020, the Fund’s Class A shares returned -0.22%. The Fund’s benchmark—the ICE BofA USD 3-Month Deposit Offered Rate Constant Maturity Index—returned 2.32%.

IV. Fund Attribution

An escalation of trade tensions between the U.S. and China early in the fiscal year created uncertainty in the market. As the trade war between the two countries reached a “phase one” agreement, the COVID-19 virus spread rapidly from China around the globe, resulting in a global pandemic. As noted in the shareholder letter, governments induced economic shutdowns and shelter-in-place orders, resulting in a severe contraction of economic activity and recession. The Federal Reserve (“Fed”) lowered rates three times in 25 basis point increments prior to the virus outbreak; the Fed helped support markets as impacts of the virus magnified, with two emergency meetings in March that lowered the federal-funds target rate by 150 basis points to 0-0.25%. The 3-month London interbank offered rate (“Libor”) began the fiscal year at 2.50% and ended at 0.34%.

Non-Treasury sectors, except for agency mortgage-backed securities (“MBS”), underperformed comparable Treasuries during the reporting period. Housing, employment and income had been on solid footing heading into the pandemic before concerns about lost jobs and wages negatively impacted securitized sectors. The “flight-to-safety” movement caused all risk assets, and particularly corporate credit, to underperform.

Most of the Fund’s negative performance was experienced in March, with some recovery in April and May. The Fund’s allocation to institutional loans, which experienced negative returns as investors worried about rising default rates, was a significant detractor. While loans underperformed, Libor selection was positive. Heightened investor concerns caused AAA collateralized loan obligations (“CLO”) to underperform, and the Fund’s overweight subtracted. Other securitized sectors were also negatively impacted as investors worried about repayments for credit cards, auto loans, mortgages and rents for commercial properties. Despite a higher quality bias within asset-backed securities (“ABS”), worries over delinquencies and fund redemptions resulted in sector underperformance, and the Fund’s overweight subtracted. Commercial mortgage-backed securities (“CMBS”) struggled with concerns about rental payments given widespread shelter-in-place orders and work-from-home directives. The Fund’s CMBS holdings tended to be at the most senior part of the capital structure, but this did not benefit returns as investors sold the most liquid bonds. Concerns about future employment and incomes resulted in concerns for the housing sector, while redemptions caused non-agency mortgages to underperform, and the Fund’s overweight detracted.

All four sub-advisors underperformed the Fund’s benchmark. Schroder and Manulife lagged and were challenged by exposure to non-agency mortgages. Ares was challenged by its focus on bank loans, which underperformed Libor. Wellington’s allocation to corporate ABS and high-quality CLOs also failed to benefit relative performance.

The Fund used Treasury futures and to-be-announced (“TBA”) forward contracts to manage duration, yield-curve and market exposures. (TBA contracts confer the obligation to buy or sell future debt obligations of the three U.S. government-sponsored agencies that issue or guarantee MBS—Fannie Mae, Freddie Mac and Ginnie Mae.) None of these had a meaningful impact on the Fund’s performance.

AVERAGE ANNUAL TOTAL RETURN1

		Annualized	Annualized	Annualized	Annualized
	One Year	3 Year	5 Year	10 Year	Inception
	Return	Return	Return	Return	to Date
Opportunistic Income Fund, Class A	-0.22%	2.33%	2.49%	3.09%	1.06%
ICE BofA USD 3-Month Deposit Offered Rate Constant Maturity Index	2.32%	2.09%	1.49%	0.91%	1.46%

36	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Comparison of Change in the Value of a $100,000 Investment in the Opportunistic Income Fund, Class A, versus the ICE BofA USD 3-Month Deposit Offered Rate Constant Maturity Index

[1]

For the year ended May 31, 2020. Past performance is not an indication of future performance. Class A shares were offered beginning 12/14/06. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust / Annual Report / May 31, 2020	37

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2020 (Unaudited)

Core Fixed Income Fund

I. Objective

The Core Fixed Income Fund (the “Fund”) seeks current income consistent with the preservation of capital.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisors as of May 31, 2020: Jennison Associates LLC (“Jennison”), MetLife Investment Management, LLC (fka Logan Circle Partners), (“MetLife”), Metropolitan West Asset Management LLC (“MetWest”), Wells Capital Management, Inc. (“Wells Capital”), Western Asset Management Company (“Western”), and Wester Asset Management Company Limited. There were no sub-advisor changes during the fiscal period.

III. Return vs. Benchmark

For the one year ending May 31, 2020, the Fund’s Class A shares returned 10.18%. The Fund’s primary benchmark—the Bloomberg Barclays US Aggregate Bond Index—returned 9.42%.

IV. Fund Attribution

An escalation of trade tensions between the U.S. and China early in the fiscal year created uncertainty in the market. As the trade war between the two countries reached a “phase one” agreement, the COVID-19 virus spread rapidly from China around the globe, resulting in a global pandemic. As noted in the shareholder letter, governments induced economic shutdowns and shelter-in-place orders, resulting in a severe contraction of economic activity and recession. The Federal Reserve (“Fed”) lowered rates three times in 25 basis-point increments prior to the virus outbreak; the Fed helped support markets as impacts of the virus magnified, with two emergency meetings in March that lowered the federal-funds target rate by 150 basis points to 0-0.25%. Credit spreads narrowed through the first part of the year before widening dramatically in March to nearly 375 basis points, although spreads retraced nearly half of the widening to end the year. All non-Treasury sectors suffered losses during the March selloff. For the fiscal year, only agency mortgage-backed securities (“MBS”) produced positive excess returns. As a result of Fed action and the flight to safety, Treasury yields declined precipitously throughout the year with 2-year yields declining 176 basis points, 10-year yields falling 147 basis points and 30-year yields down 116 basis points.

Despite the sharp selloff in credit over the course of the reporting period, the Fund had reduced its corporate overweight heading into March 2020 and was able to incrementally add to high-quality investment-grade companies that were issuing new bonds in record amounts at attractive valuations. Selection within financials was additive during the 12 months, and a move to overweight industrials late in the period as spreads tightened dramatically also benefited. Demand for record corporate issuance was robust in response to the Fed’s announcement that it would begin purchasing investment-grade “fallen angels” by the way of both investment-grade and high-yield exchange-traded funds.

Asset-backed securities (“ABS”) returns lagged for the year as concerns over consumer spending and lost income weighed negatively on a sector that had strong fundamentals heading into the crisis; the Fund’s overweight detracted. A higher-quality bias, along with investing in the most senior tranches, helped offset the sector overweight. The announcement of the reintroduction of the Fed’s term asset-backed securities loan facility helped support the market in April and May, with a June launch of the facility likely. Commercial mortgage-backed securities (“CMBS”) underperformed as the economic shutdown created uncertainty surrounding the ability of businesses to make rent payments to office buildings, hotels and other service facilities during the enforcement of shelter-in-place policies. An overweight to the sector detracted but was partially offset by allocations to higher-quality assets at the most senior parts of the capital structure.

The Fund’s overweight to the long end of the yield curve enhanced relative performance; rates declined, and 30-year bonds were the best performer. The Fund maintained an overweight to agency MBS, which added to returns, especially after the Fed announced it would resume purchasing agency MBS. Housing entered the pandemic on solid footing, but concerns about employment and lost income resulted in non-agency mortgages underperforming; the Fund’s overweight detracted.

Jennison was the best-performing manager and benefited from its defensive credit posture and ability to overweight credit in April; its yield-curve steepening bias also enhanced performance. Western’s overweight to agency MBS, slightly longer duration, and an overweight to the long end of the yield curve added to returns but was somewhat offset by an overweight to corporates. MetWest benefited from an overweight to agency MBS, an underweight to corporate credit for most of the year, and a tactical shift to overweight corporates in April.

38	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Wells benefited from its overweight to agency MBS and a move to overweight corporates in April, while an overweight to ABS detracted. MetLife underperformed and trailed the other managers as a result of its overweight to credit.

The Fund utilized U.S. Treasury futures and interest-rate swaps to assist in managing the duration and yield positioning of the Fund. Currency forward contracts were used to manage currency exposures within the Fund. The Treasury futures and interest-rate swap positions had limited impact on performance since they were primarily used for risk management purposes. The currency forward positions were a modest detractor as the U.S. dollar was generally stronger during the period.

AVERAGE ANNUAL TOTAL RETURN1

		Annualized	Annualized	Annualized	Annualized
	One Year Return	3 Year Return	5 Year Return	10 Year Return	Inception to Date
Core Fixed Income Fund, Class A	10.18%	5.61%	4.45%	4.86%	5.91%
Bloomberg Barclays U.S. Aggregate Bond Index	9.42%	5.07%	3.94%	3.92%	5.41%

Comparison of Change in the Value of a $100,000 Investment in the Core Fixed Income Fund, Class A, versus the Bloomberg Barclays U.S. Aggregate Bond Index

[1]

For the year ended May 31, 2020. Past performance is not an indication of future performance. Class A shares were offered beginning 6/14/96. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust / Annual Report / May 31, 2020	39

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2020 (Unaudited)

High Yield Bond Fund

I. Objective

The High Yield Bond Fund (the “Fund”) seeks total return.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisors as of May 31, 2020: Ares Management LLC (“Ares”), Benefit Street Partners LLC (“Benefit”), Brigade Capital Management, LP (“Brigade”), J.P. Morgan Investment Management Inc. (“J.P. Morgan”) and T. Rowe Price Associates, Inc. (“T. Rowe”). SIMC also directly manages a portion of the Fund. There were no sub-advisor changes during the fiscal period.

III. Return vs. Benchmark

For the full year ended May 31, 2020, the Fund’s Class A shares returned -3.73%. The Fund’s primary benchmark—the ICE BofA U.S. High Yield Constrained Index—returned 0.30%.

IV. Fund Attribution

The Fund underperformed its benchmark during the fiscal year. Collateralized loan obligations (“CLO”) underperformed the high-yield bond market by a wide margin over the 12-month period ending May 31, 2020. As noted in the shareholder letter, the Federal Reserve (“Fed”) cut rates a total of 225 basis points during the reporting period. During most of 2019, the Federal Reserve’s interest-rate cuts negatively impacted floating-rate fixed-income assets like CLOs.

The Fund’s overweight to structured credit detracted as risk assets sold off sharply in February and March 2020 amid the onset of the COVID-19 pandemic. CLOs and their underlying bank loan collateral fell to levels last seen during the global financial crisis. A recovery started in April and continued into May, but it was not anywhere near enough to offset the losses earlier in the period. Security selection within the retail and media sectors also weakened Fund performance. The Fund benefited from an underweight to and selection within the leisure sector, which underperformed due to the widespread shuttering of entertainment destinations during the pandemic. Similarly, an underweight to transportation benefited as the COVID-19 crisis saw much of the country locked down for an extended time toward the end of the reporting period.

Brigade was the largest detractor, primarily due to poor selection within the retail, energy and media sectors. Benefit also detracted, mostly due to weak section within the basic industry and healthcare sectors, as well as an overweight to the energy sector; as noted in the shareholder letter, the coronavirus crisis and a price war between Saudi Arabia and Russia darkened the near-term outlook for the industry, and it was the worst-performing sector, down more than 22%.

T. Rowe was the top performer, thanks to an underweight to and selection within the energy sector, which struggled with high production and low demand. An underweight to and selection within telecommunications, as well as selection within the capital goods sector, also contributed; selection within the media, transportation, and basic industry sectors detracted. Ares also contributed and was driven by security selection within the services, capital goods and leisure sectors, while selection within healthcare, media and technology detracted. Within the media sector, much of the Fund’s exposure was through companies with ad-supported business models, which the pandemic pressured due to drops in core advertising.

The Fund used derivatives throughout the one-year period ending June 30, 2020, as a way to manage duration (a measure of a security’s price sensitivity to changes in interest rates), yield-curve positioning, and spread duration in an efficient manner. Credit-related derivatives were used for this purpose and they had a modestly negative impact on overall Fund performance.

AVERAGE ANNUAL TOTAL RETURN1

		Annualized	Annualized	Annualized	Annualized
	One Year Return	3 Year Return	5 Year Return	10 Year Return	Inception to Date
High Yield Bond Fund, Class A	-3.73%	1.65%	3.40%	6.57%	6.72%
ICE BofA U.S. High Yield Constrained Index	0.30%	2.63%	4.05%	6.50%	6.81%

40	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Comparison of Change in the Value of a $100,000 Investment in the High Yield Bond Fund, Class A, versus the ICE BofA U.S. High Yield Constrained Index

[1]

For the year ended May 31, 2020. Past performance is no indication of future performance. Class A shares were offered beginning 12/5/05. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust / Annual Report / May 31, 2020	41

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2020 (Unaudited)

Long Duration Fund

I. Objective

The Long Duration Fund (the “Fund”) seeks return characteristics similar to those of high- quality bonds.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisors as of May 31, 2020: Income Research & Management (“Income Research”), Jennison Associates LLC (“Jennison”), Legal & General Investment Management America Inc. (“Legal & General”) and Metropolitan West Asset Management LLC (“MetWest”). There were no sub-advisor changes during the fiscal period.

III. Return vs. Benchmark

For the one year ended May 31, 2020, the Fund’s Class A shares returned 20.85%. The Fund’s primary benchmark—the Bloomberg Barclays U.S. Long Government/Credit Index—returned 20.34%.

IV. Fund Attribution

As noted in the shareholder letter, U.S. Treasury yields dropped significantly during the fiscal year as a global pandemic, as well as fundamental and political events, influenced markets. Early in the reporting period, the Federal Reserve (“Fed”) cut its targeted federal-funds range from 2.25%-2.50% to 1.50%-1.75% over the course of three meetings as financial markets grappled with heightened trade tensions between China and the U.S. In March, at the onset of the COVID-19 pandemic in the U.S., the Fed made two additional emergency cuts that brought the range to 0.00%-0.25%; the Fed also launched numerous lending facilities and large-scale asset purchases as the virus crisis began to spread across the U.S. Ultimately, the yield on 30-year U.S. Treasurys fell from 2.57% to 1.41% during the reporting period, while the yield curve steepened.

Additionally, it was a volatile period for spread products and duration-neutral Treasurys outperformed the corporate sector (duration is a measure of a security’s price sensitivity to changes in interest rates). Long duration industrials were one of the worst-performing sub-sectors during the 12-month period as oil prices collapsed amid a price war between Russia and Saudi Arabia and a drop in global demand. Despite heightened volatility, bank fundamentals remained generally sound given the stricter regulatory requirements enacted after the great financial crisis, which aimed to improve the health of bank balance sheets and to provide support for the sector. Across the rating spectrum, long duration BBB credit underperformed higher-quality counterparts as the lockdown in the U.S. raised concerns about the ability of companies with higher leverage to service their debt. In addition to support from the Fed, the gradual reopening of the U.S. economy from the height of COVID-19 served to boost investor confidence and contributed to the rally in spreads from late-March peaks. As confidence rebounded, the investment-grade corporate bond market set a monthly record for new issuance in March, only to establish another monthly record in April.

The Fed’s swift and sizable action in response to the COVID-19 outbreak led to significant declines in rates across the curve. 1-year yields fell 204 basis points, while 2-year yields fell 176 basis points, and 5-year yields fell 161 basis points. 10-year Treasury yields declined 148 basis points over the fiscal period to end at 0.65%, and the 30-year declined by 116 basis points to end at 1.41%. The fall in rates during the period helped boost investment-grade returns.

Fund outperformance benefited from an underweight to and selection within the industrials sector. Security selection within electric utilities also helped. Curve positioning was additive as the Fund had an overweight position in the 30-year portion of the curve heading into the COVID-19 outbreak. The Fund’s underweight to Treasury securities detracted.

Over the full reporting period, each of the Fund’s managers outperformed the Fund’s primary benchmark. Income Research was the top-performing manager and was supported by its overweight to and selection within the industrials sector; security selection within financials detracted. Jennison’s curve positioning and overweight to Treasurys contributed, and an underweight to BBB was also additive as well; security selection within the energy sector detracted. MetWest benefited from security selection within the industrials and utilities sectors, while an underweight to government bonds detracted. Legal & General benefited from an underweight to and selection within the industrials sector, while an overweight to and selection within financials slightly detracted.

42	SEI Institutional Investments Trust / Annual Report / May 31, 2020

The Fund used derivatives on a limited basis. Treasury futures were employed to help manage the risk associated with interest-rate and yield-curve positioning. These had a slightly negative impact on performance.

AVERAGE ANNUAL TOTAL RETURN1,2

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Long Duration Fund, Class A	20.85%	10.36%	8.31%	8.57%	6.66%
Bloomberg Barclays Long U.S. Government/ Credit Index	20.34%	10.04%	7.84%	8.09%	7.47%

Comparison of Change in the Value of a $100,000 Investment in the Long Duration Fund, Class A, versus the Bloomberg Barclays Long U.S. Government/Credit Index, the 70/30 Blended Benchmark of the Bloomberg Barclays Long U.S. Credit & Bloomberg Barclays Long U.S. Government Index

1

For the year ended May 31, 2020. Past performance is no indication of future performance. Class A shares were offered beginning 4/21/04. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.
2

This table compares the Fund’s average annual total returns to those of a broad- based index and the Fund’s 70/30 Blended Benchmark, which consists of the Barclays U.S. Long Credit Index and the Barclays U.S. Long Government Index. The Fund’s Blended Benchmark is designed to provide a useful comparison to the Fund’s overall performance and more accurately reflects the Fund’s investment strategy than the broad-based index.

SEI Institutional Investments Trust / Annual Report / May 31, 2020	43

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2020 (Unaudited)

Long Duration Credit Fund

I. Objective

The Long Duration Credit Fund (the “Fund”) seeks return characteristics similar to those of high-quality bonds.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisors as of May 31, 2020: Income Research & Management (Income Research), Jennison Associates LLC (“Jennison”), Legal & General Investment Management America Inc. (“Legal & General”), MetLife Investment Management, LLC, fka Logan Circle Partners, L.P., (“MetLife”), and Metropolitan West Asset Management LLC (“MetWest”). There were no sub-advisor changes during the fiscal period.

III. Return vs. Benchmark

For the full year ended May 31, 2020, the Fund’s Class A shares returned 18.47%. The Fund’s benchmark—the Bloomberg Barclays Long A+ U.S. Credit Index—returned 16.66%.

IV. Fund Attribution

As noted in the shareholder letter, U.S. Treasury yields dropped significantly during the fiscal year as a global pandemic, as well as fundamental and political events, influenced markets. Early in the reporting period, the Federal Reserve (“Fed”) cut its targeted federal-funds range from 2.25%-2.50% to 1.50%-1.75% over the course of three meetings as financial markets grappled with heightened trade tensions between China and the U.S. In March, at the onset of the COVID-19 pandemic in the U.S., the Fed made two additional emergency cuts that brought the range to 0.00%-0.25%; the Fed also launched numerous lending facilities and large-scale asset purchases as the virus crisis began to spread across the U.S. Ultimately, the yield on 30-year U.S. Treasurys fell from 2.57% to 1.41% during the reporting period, while the yield curve steepened.

Additionally, it was a volatile period for spread products and duration-neutral Treasurys outperformed the corporate sector (duration is a measure of a security’s price sensitivity to changes in interest rates). Long duration industrials were one of the worst-performing sub-sectors during the 12-month period as oil prices collapsed amid a price war between Russia and Saudi Arabia and a drop in global demand. Despite heightened volatility, bank fundamentals remained generally sound given the stricter regulatory requirements enacted after the global financial crisis, which aimed to improve the health of bank balance sheets and to provide support for the sector. Across the rating spectrum, long duration BBB credit underperformed higher-quality counterparts as the lockdown in the U.S. raised concerns about the ability of companies with higher leverage to service their debt. In addition to support from the Fed, the gradual reopening of the U.S. economy from the height of COVID-19 served to boost investor confidence and contributed to the rally in spreads from late-March peaks. As confidence rebounded, the investment-grade corporate bond market set a monthly record for new issuance in March, only to establish another monthly record in April.

The Fed’s swift and sizable action in response to the COVID-19 outbreak led to significant declines in rates across the curve. 1-year yields fell 204 basis points, while 2-year yields fell 176 basis points, and 5-year yields fell 161 basis points. 10-year Treasury yields declined 148 basis points over the fiscal period to end at 0.65%, and the 30-year declined by 116 basis points to end at 1.41%. The fall in rates during the period helped boost investment-grade returns.

The Fund outperformed its benchmark and benefited from an overweight to Treasury securities as well as security selection within corporate subsectors such as industrials and financials; the Fund’s overweight to BBB rated securities detracted.

Over the full reporting period, each of the Fund’s managers outperformed the Fund’s benchmark. MetLife was the top-performing manager and benefited from security selection within the industrials and financials sectors as well as an overweight to government securities; its overweight to BBB detracted. Jennison’s curve positioning benefited given its overweight to 30-year yields. Defensive selection within the industrials sector was also additive, while a small overweight to financials detracted from performance. Income Research benefited from selection within industrials, particularly communications and consumer non-cyclicals, and an overweight to government securities; however, its overweight to industrials detracted. Legal & General benefited from security selection within industrials and utilities, while an overweight to financials detracted.

Derivatives were used on a limited basis. Treasury futures were employed to help manage the risk associated with interest-rate and yield-curve positioning. These had a slightly negative impact on performance.

44	SEI Institutional Investments Trust / Annual Report / May 31, 2020

AVERAGE ANNUAL TOTAL RETURN1

		Annualized	Annualized	Annualized
	One Year Return	3 Year Return	5 Year Return	Inception to Date
Long Duration Credit Fund, Class A	18.47%	9.30%	7.96%	7.02%
Bloomberg Barclays Long A+ U.S. Credit Index	16.66%	8.69%	7.52%	6.35%

Comparison of Change in the Value of a $100,000 Investment in the Long Duration Credit Fund, Class A, versus the Bloomberg Barclays Long A+ U.S. Credit Index

[1]

For the year ended May 31, 2020. Past performance is not an indication of future performance. Class A shares were offered beginning 6/29/12. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust / Annual Report / May 31, 2020	45

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2020 (Unaudited)

Ultra Short Duration Bond Fund

I. Objective

The Ultra Short Duration Bond Fund (the “Fund”) seeks to provide higher current income than that typically offered by a money market fund while maintaining a high degree of liquidity and a correspondingly higher risk of principal volatility.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisors as of May 31, 2020: MetLife Investment Management, LLC, fka Logan Circle Partners, L.P., (MetLife), and Wellington Management Company, LLP (Wellington). There were no sub-advisor changes during the fiscal period.

III. Return vs. Benchmark

For the one year ended May 31, 2020, the Fund’s Class A shares returned 2.45%. The Fund’s primary benchmark—the Bloomberg Barclays US Treasury Bills 9-12 Month Index—returned 3.13%.

IV. Fund Attribution

As noted in the shareholder letter, U.S. Treasury yields dropped significantly during the fiscal year as a global pandemic, as well as fundamental and political events, influenced markets. Early in the reporting period, the Federal Reserve (Fed) cut its targeted federal-funds range from 2.25%-2.50% to 1.50%-1.75% over the course of three meetings as financial markets grappled with heightened trade tensions between China and the U.S. In March, at the onset of the COVID-19 pandemic in the U.S., the Fed made two additional emergency cuts that brought the range to 0.00%-0.25%; the Fed also launched numerous lending facilities and large-scale asset purchases as the virus crisis began to spread across the U.S. The yield on 1-year U.S. Treasurys fell from 2.20% to 0.16% during the reporting period. Additionally, it was a volatile period for spread products. Investment-grade corporate spreads started the period at 128 basis points and closed at 174 basis points after peaking at 373 basis points as markets became illiquid during the height of the COVID-19 outbreak. Volatility extended to securitized markets as well; asset-backed security (ABS) spreads peaked at 325 basis points, and commercial mortgage-backed securities (CMBS) at 260 basis points. ABS spreads rebounded to end the reporting period at 111 basis points after the Fed announced it would launch its term asset-backed securities loan facility, a lending provision designed to support the ABS market; CMBS spreads ended the period at 158 basis points as the Fed included agency CMBS in its large-scale asset purchase program. Agency MBS spreads widened during the period from 44 basis points to 73 basis points before rebounding lower on the heels of the Fed’s reinstitution of agency MBS purchases; agency MBS was the only non-Treasury sector to produce excess returns versus comparable Treasury bonds during the reporting period. In addition to support from the Fed, the gradual reopening of the U.S. economy from the height of the crisis served to boost investor confidence and contributed to the rally in spreads from late-March peaks.

The Fed’s swift and sizable action in response to the COVID-19 outbreak led to significant declines in rates across the curve. 1-year yields fell 204 basis points, while 2-year yields fell 176 basis points, and 5-year yields fell 161 basis points. 10-year Treasury yields declined 148 basis points over the fiscal period to end at 0.65%, and the 30-year declined by 116 basis points to end at 1.41%. The fall in rates during the period helped boost investment-grade returns.

As spreads widened during the period, the Fund’s allocations to corporates and ABS detracted from relative performance against the all-Treasury benchmark. Additionally, the Fund’s short duration posture detracted (duration is a measure of a security’s price sensitivity to changes in interest rates), while the Fund’s yield advantage was positive.

Within corporates, overweights to energy and consumer cyclical sectors such as automotives detracted. Within the ABS sector, auto loans and home equity securitizations were the most significant detractors as unemployment rose significantly as a consequence of lockdowns, and the health of the U.S. consumer emerged as a concern.

Both sub-advisors were positive in absolute terms but detracted from the Fund’s relative performance. Wellington’s overweights to ABS and non-agency MBS detracted, while MetLife’s underperformance was primarily attributed to overweights to ABS and energy.

The Fund used Treasury futures to manage duration, yield-curve and market exposures. None of these had a meaningful impact on the Fund’s performance.

46	SEI Institutional Investments Trust / Annual Report / May 31, 2020

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date
Ultra Short Duration Bond Fund, Class A	2.45%	2.42%	2.00%	1.64%
Bloomberg Barclays Short U.S. Treasury 9-12 Month Index	3.13%	2.25%	1.56%	0.97%

Comparison of Change in the Value of a $100,000 Investment in the Ultra Short Duration Bond Fund, Class A, versus the Bloomberg Barclays Short U.S. Treasury 9-12 Month Index

[1]

For the year ended May 31, 2020. Past performance is no indication of future performance. Class A shares were offered beginning 2/28/11. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust / Annual Report / May 31, 2020	47

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2020 (Unaudited)

Emerging Markets Debt Fund

I. Objective

The Emerging Markets Debt Fund (the “Fund”) seeks to maximize total return.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisors as of May 31, 2020: Colchester Global Investors Limited (“Colchester”), Marathon Asset Management, L.P. (“Marathon”), Neuberger Berman Investment Advisers LLC (“Neuberger”), Ninety One Asset Management Ltd. fka Investec Asset Management Ltd. (“Ninety One”) and Stone Harbor Investment Partners LP (“Stone Harbor”). There were no sub-advisor changes during the fiscal period.

III. Return vs. Benchmark

For the full year ended May 31, 2020, the Fund’s Class A shares underperformed the J.P. Morgan EMBI Global Diversified Index (the “Index”), returning 0.28% versus the Index return of 0.38%.

IV. Fund Attribution

Emerging-market (EM) debt denominated in external currencies, according to the J.P. Morgan EMBI Global Diversified Index, returned 0.38% during the Fund’s fiscal year, whereas local-currency EM debt, according to the J.P. Morgan GBI-EM Global Diversified Index, returned 2.05%, in U.S. dollar terms. Combined into the Fund’s 50% hard-currency/50% local-currency blended benchmark, the blended benchmark returned 1.29%.

Egypt performed well for the year, driven by confidence in the country’s adherence to its International Monetary Fund economic reform program, while Argentina sold off aggressively after surprising primary election results in August. Argentina aside, risk assets benefited from positive growth, with high real yields and (relatively) attractive spreads providing positive carry through the second half of 2019.

Entering the first quarter of 2020, relative Fund performance was positive until the severity of COVID-19 began to challenge the Fund’s risk-on positioning in mid-February. Much of the damage was done by late March as spread assets repriced several multiples wider.

In hard-currency markets, as represented by the J.P. Morgan EMBI Global Diversified Index, spreads widened from under 300 basis points in February to slightly over 700 basis points at peak crisis in early March. Local-market performance comprised the return from both the local rate curve and the return from the local currency against the U.S. dollar. Local rates were positive in absolute terms for the year as inflation remained benign. EM currency returns were mildly positive until the growth impact of COVID-19 became clearer in the first quarter of 2020. This turning point drove double-digit negative absolute returns for EM currencies.

April and May were more supportive for risk assets, as spread markets began to recover. As noted in the shareholder letter, central banks continued to cut policy rates to support the loosening of financial conditions and their respective economies.

The Fund underperformed its blended benchmark during the fiscal year. The Fund’s overweight to the Brazilian real and Mexico peso and underweight to Thai baht detracted from performance. Overweight positions in the Egyptian pound and Russian ruble benefited. Venezuela, Argentina and Angola overweights in hard-currency bonds detracted, while an overweight in Ukraine and an underweight to Lebanon hard-currency bonds supported performance.

Stone Harbor lagged all other managers as its overweights to Venezuela and Angola were significant detractors. Neuberger also underperformed and was challenged by overweights to South Africa, Mexico, Argentina and Venezuela. Colchester added value with overweights to the Russian ruble and Mexican peso, while underweights to the Polish zloty and Thai baht detracted. Ninety One outperformed and benefited from overweights to the Egyptian pound and Ukrainian hryvnia. Marathon added value with overweights to Israel and Qatar and an underweight to Nigeria, while an overweight to Venezuela detracted.

Currency forwards and interest-rate swaps are the primary derivatives used within the Fund to efficiently optimize active-currency and duration exposures. Currency forwards had a material impact on the Fund during the period as 50% of the blended benchmark is directly affected by foreign currencies. Positive and negative impacts differed on a country-to-country basis, depending on whether the forward increased or decreased currency exposure and whether the currency strengthened or weakened relative to the U.S. dollar.

48	SEI Institutional Investments Trust / Annual Report / May 31, 2020

AVERAGE ANNUAL TOTAL RETURN1,2

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Emerging Markets Debt Fund, Class A	0.28%	1.04%	2.60%	3.75%	5.36%
Fund’s Blended Benchmark	1.29%	1.82%	3.19%	3.83%	5.60%
J.P. Morgan EMBI Global Diversified Index	0.38%	2.36%	4.24%	5.87%	6.46%
J.P. Morgan GBI-EM Global Diversified Index	2.05%	1.13%	2.00%	1.68%	4.59%

Comparison of Change in the Value of a $100,000 Investment in the Emerging Market Debt Fund, Class A, versus a 50/50 Hybrid of the Following Indexes: the J.P. Morgan EMBI Global Diversified Index, and the J.P. Morgan GBI-EM Global Diversified Index

¹

For the year ended May 31, 2020. Past performance is not an indication of future performance. Class A shares were offered beginning 12/5/05. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

2

This table compares the Fund’s average annual total returns to those of a broad-based index and the Fund’s 50/50 Blended Benchmark, which consists of the J.P. Morgan EMBI Global Diversified Index (broad based) and the J.P. Morgan GBI-EM Global Diversified Index. The Fund’s Blended Benchmark is designed to provide a useful comparison to the Fund’s overall performance and more accurately reflects the Fund’s investment strategy than the broad-based index.

SEI Institutional Investments Trust / Annual Report / May 31, 2020	49

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2020 (Unaudited)

Real Return Fund

I. Objective

The Real Return Fund (the “Fund”) seeks a total return exceeding the rate of inflation.

II. Multi-Manager Approach Statement

The Fund is directly managed by SEI Investments Management Corporation (“SIMC”). There were no sub-advisor changes made during the fiscal period.

III. Return vs. Benchmark

For the one year ending May 31, 2020, the Fund’s Class A shares returned 3.44%. The Fund’s benchmark—the Bloomberg Barclays 1-5 Year U.S. TIPS Index—returned 3.54%.

IV. Fund Attribution

The Fund’s performance was within expectations as the Fund manager aims to replicate the performance of the Bloomberg Barclays 1-5 Year U.S. TIPS Index. As noted in the shareholder letter, the Federal Reserve cut the target federal-funds range from 2.25%-2.50% to 0.00%-0.25% during the fiscal year, and Treasury inflation-protected securities (“TIPS”) generated positive returns on an absolute basis. On a relative basis, TIPS underperformed nominal Treasuries, as the spread of COVID-19 led to global lockdowns, economic contraction and lower inflation expectations.

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Real Return Fund, Class A	3.44%	2.24%	1.80%	1.68%	2.77%
Bloomberg Barclays 1-5 Year U.S. TIPS Index	3.54%	2.29%	1.87%	1.74%	2.70%

Comparison of Change in the Value of a $100,000 Investment in the Real Return Fund, Class A, versus the Bloomberg Barclays 1-5 Year U.S. TIPS Index

[1]

For the year ended May 31, 2020. Past performance is not an indication of future performance. Class A shares were offered beginning 12/14/06. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

50	SEI Institutional Investments Trust / Annual Report / May 31, 2020

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2020 (Unaudited)

Limited Duration Bond Fund

I. Objective

The Limited Duration Bond Fund (the “Fund”) seeks preservation of capital and current income.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisors as of May 31, 2020: MetLife Investment Management, LLC, fka Logan Circle Partners, L.P., (“MetLife”), and Metropolitan West Asset Management LLC (“MetWest”). There were no sub-advisor changes during the fiscal period.

III. Return vs. Benchmark

For the one year ending May 31, 2020, the Fund’s Class A shares returned 4.14%. The Fund’s primary benchmark—the ICE BofA 1-3 year U.S. Treasury Index—returned 4.56%.

IV. Fund Attribution

As noted in the shareholder letter, U.S. Treasury yields dropped significantly during the fiscal year as a global pandemic, as well as fundamental and political events, influenced markets. Early in the reporting period, the Federal Reserve (“Fed”) cut its targeted federal-funds range from 2.25%-2.50% to 1.50%-1.75% over the course of three meetings as financial markets grappled with heightened trade tensions between China and the U.S. In March, at the onset of the COVID-19 pandemic in the U.S., the Fed made two additional emergency cuts that brought the range to 0.00%-0.25%; the Fed also launched numerous lending facilities and large-scale asset purchases as the virus crisis began to spread across the U.S. The yield on 1-year U.S. Treasurys fell from 2.20% to 0.16% during the reporting period. Additionally, it was a volatile period for spread products. Investment-grade corporate spreads started the period at 128 basis points and closed at 174 basis points after peaking at 373 basis points as markets became illiquid during the height of the COVID-19 outbreak. Increased volatility extended to securitized markets as well; asset-backed securities (“ABS”) spreads peaked at 325 basis points, and commercial mortgage-backed securities (“CMBS”) at 260 basis points. ABS spreads rebounded to end the reporting period at 111 basis points after the Fed announced it would launch its term asset-backed securities loan facility, a lending resource designed to support the ABS market; CMBS spreads ended the period at 158 basis points after the Fed included agency CMBS in its large-scale asset purchase program. Agency MBS spreads widened during the period from 44 basis points to 73 basis points before rebounding lower on the heels of the Fed’s reinstitution of its purchases of agency MBS, which was the only non-Treasury sector to produce excess returns versus comparable Treasurys. In addition to support from the Fed, the gradual reopening of the U.S. economy from the height of the crisis boosted investor confidence and helped spreads rally from late-March peaks.

The Fed’s swift and sizable action in response to the COVID-19 outbreak led to significant declines in rates across the curve. 1-year yields fell 204 basis points, while 2-year yields fell 176 basis points, and 5-year yields fell 161 basis points. 10-year Treasury yields declined 148 basis points over the fiscal period to end at 0.65%, and the 30-year declined by 116 basis points to end at 1.41%. The fall in rates during the period helped boost investment-grade returns.

The Fund was positive in absolute returns, but it underperformed its all-Treasury benchmark; the Fund’s overweight to spread sectors detracted as spreads widened during the fiscal year and yields declined precipitously. An underweight to government bonds and overweights to CMBS and ABS also challenged performance. Additionally, the Fund’s short duration posture weakened relative performance - (duration is a measure of a security’s price sensitivity to changes in interest rates). The Fund’s yield advantage over the all-Treasury benchmark contributed.

Both sub-advisors underperformed. MetWest’s CMBS position detracted; its curve positioning was also challenged as the curve steepened and MetWest was short 2- and 3-year maturities against long 5-year maturities relative to the benchmark. An allocation to spread sectors provided an income advantage relative to the all-Treasury benchmark. MetLife’s short duration posture and overweights to ABS and CMBS, along with an underweight to government bonds, detracted. An allocation to spread sectors provided an income advantage relative to the all-Treasury benchmark.

The Fund used Treasury futures to manage duration, yield-curve and market exposures. None of these had a meaningful impact on the Fund’s performance. The Fund used to-be-announced (“TBA”) forward contracts to manage market exposures (TBA contracts confer the obligation to buy or sell future debt obligations of the three U.S. government-sponsored agencies that issue or guarantee MBS—Fannie Mae, Freddie Mac and Ginnie

SEI Institutional Investments Trust / Annual Report / May 31, 2020	51

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2020 (Unaudited)

Limited Duration Bond Fund (Concluded)

Mae). None of these had a meaningful impact on Fund performance.

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date
Limited Duration Bond Fund, Class A	4.14%	2.84%	2.19%	2.05%
ICE BofA 1-3 Year U.S. Treasury Index	4.56%	2.63%	1.83%	1.72%

Comparison of Change in the Value of a $100,000 Investment in the Limited Duration Bond Fund, Class A, versus the ICE BofA 1-3 Year U.S. Treasury Index

¹

For the year ended May 31, 2020. Past performance is not an indication of future performance. Class A shares were offered beginning 7/31/14. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

52	SEI Institutional Investments Trust / Annual Report / May 31, 2020

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2020 (Unaudited)

Intermediate Duration Credit Fund

I. Objective

The Intermediate Duration Credit Fund (the “Fund”) seeks current income consistent with the preservation of capital.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisors as of May 31, 2020: Income Research & Management (“Income Research”), Legal & General Investment Management America Inc. (“Legal & General”) and MetLife Investment Management, LLC, fka Logan Circle Partners, L.P., (“MetLife”). There were no sub-advisor changes during the fiscal period.

III. Return vs. Benchmark

For the one year ending May 31, 2020, the Fund’s Class A shares returned 10.99%. The Fund’s primary benchmark—the Bloomberg Barclays A+ U.S. Credit Index—returned 10.53%.

IV. Fund Attribution

As noted in the shareholder letter, U.S. Treasury yields dropped significantly during the fiscal year as a global pandemic, as well as fundamental and political events, influenced markets. Early in the reporting period, the Federal Reserve (“Fed”) cut its targeted federal-funds range from 2.25%-2.50% to 1.50%-1.75% over the course of three meetings, while financial markets grappled with heightened trade tensions between China and the U.S. In March, at the onset of the COVID-19 pandemic in the U.S., the Fed made two additional emergency cuts that brought the range to 0.00%-0.25%; the Fed also launched numerous lending facilities and large-scale asset purchases as the virus crisis began to spread across the U.S. The yield on 1-year U.S. Treasurys fell from 2.20% to 0.16% during the reporting period. Additionally, it was a volatile period for spread products. Investment-grade corporate spreads started the period at 128 basis points and closed at 174 basis points after peaking at 373 basis points as markets became illiquid during the height of the COVID-19 outbreak. Increased volatility extended to securitized markets as well; asset-backed securities (“ABS”) spreads peaked at 325 basis points, and commercial mortgage-backed securities (“CMBS”) at 260 basis points. ABS spreads rebounded to end the reporting period at 111 basis points after the Fed announced it would launch its term asset-backed securities loan facility, a lending resource designed to support the ABS market; CMBS spreads ended the period at 158 basis points after the Fed included agency CMBS in its large-scale asset purchase program. Agency MBS spreads widened during the period from 44 basis points to 73 basis points before rebounding lower on the heels of the Fed’s reinstitution of its purchases of agency MBS, which was the only non-Treasury sector to produce excess returns versus comparable Treasurys. In addition to support from the Fed, the gradual reopening of the U.S. economy from the height of the crisis boosted investor confidence and helped spreads rally from late-March peaks. As confidence rebounded, the investment-grade corporate bond market set a monthly record for new issuance in March, only to establish another monthly record in April.

The Fed’s swift and sizable action in response to the COVID-19 outbreak led to significant declines in rates across the curve. 1-year yields fell 204 basis points, while 2-year yields fell 176 basis points, and 5-year yields fell 161 basis points. 10-year Treasury yields declined 148 basis points over the fiscal period to end at 0.65%, and the 30-year declined by 116 basis points to end at 1.41%. The fall in rates during the period helped boost investment-grade returns.

The Fund outperformed its primary benchmark and benefited from an overweight to Treasurys as well as selection within electric utilities; the Fund’s overweight to BBB rated securities detracted. Over the reporting period, Legal & General and MetLife both outperformed the benchmark, while Income Research underperformed. Legal & General’s security selection within the financials and industrials sectors contributed, while an overweight to BBB rated securities and an underweight to non-corporates detracted. MetLife benefited from its overweight to Treasurys as well as selection within utilities; an overweight to BBB rated securities and selection within the industrials sector detracted. Income Research benefited from its overweight to Treasurys and selection within utilities, while selection within industrials and financials detracted.

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date
Intermediate Duration Credit Fund, Class A	10.99%	5.95%	5.07%	4.61%
Bloomberg Barclays A+ U.S. Credit Index	10.53%	5.70%	4.73%	4.34%

SEI Institutional Investments Trust / Annual Report / May 31, 2020	53

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2020 (Unaudited)

Intermediate Duration Credit Fund (Concluded)

Comparison of Change in the Value of a $100,000 Investment in the Intermediate Duration Credit Fund, Class A, versus the Bloomberg Barclays A+ U.S. Credit Index

[1]

For the year ended May 31, 2020. Past performance is not an indication of future performance. Class A shares were offered beginning 3/31/15. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

54	SEI Institutional Investments Trust / Annual Report / May 31, 2020

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2020 (Unaudited)

Dynamic Asset Allocation Fund

I. Objective

The Dynamic Asset Allocation Fund (the “Fund”) seeks long-term total return.

II. Investment Approach

The Fund is managed by a sub-advisor under the general supervision of SEI Investments Management Corporation (“SIMC”). Assets of the Fund not allocated to the sub-advisor are managed directly by SIMC. The Fund utilized the following sub-advisor as of May 31, 2020: SSGA Funds Management, Inc. There were no sub-advisor changes during the fiscal period.

III. Return vs. Benchmark

For the full year ended May 31, 2020, the Fund’s Class A shares returned 11.85%. The Fund’s primary benchmark—the S&P 500 Index Gross—returned 12.84%.

IV. Fund Attribution

A majority of the Fund’s volatility is typically driven by strategic exposure to the S&P 500 Index, which served as the most significant driver of the Fund’s return during the period. The S&P 500 Index’s positive performance—as noted in the shareholder letter—more than offset the negative aggregate performance of the Fund’s tactical trades, resulting in positive absolute total returns but slight underperformance to the Fund’s primary benchmark.

The largest detractor from relative performance was a long emerging-market equities against short developed-market equities position. This exposure was negatively impacted by escalating trade tensions between the U.S and China early in the fiscal year and was closed out in August 2019. Developed markets proved resilient despite less-compelling valuations, and strength in the U.S. equity market was the main headwind for this exposure. A position in the Bloomberg Commodity Index via total-return swaps was also negatively impacted by concerns over trade and was exited in August 2019. A short S&P 500 Index futures position detracted in the fourth quarter of 2019. The position had been initiated as a hedge against a potential short-term market correction.

In addition to the Fund’s S&P 500 Index exposure, other contributors to performance included an outright long gold position through Bloomberg Commodity Gold Index total-return swaps. This position was implemented in March 2020 and benefited from its “safe-haven” perception and attractiveness as a store of value. A long Japanese yen and short euro currency forward position was also beneficial during the reporting period as the yen appreciated relative to the euro. A U.S. yield-curve steepening position through constant maturity caps modestly contributed to performance.

Derivatives are used to obtain the Fund’s tactical exposures. In the past year, these have included futures, foreign-currency forward contracts, options, caps and total-return swaps. The use of derivatives had a material impact on performance since all active trades are implemented through their use.

AVERAGE ANNUAL TOTAL RETURN1

		Annualized	Annualized	Annualized
	One Year	3 Year	5 Year	Inception
	Return	Return	Return	to Date
Dynamic Asset Allocation Fund, Class A	11.85%	7.69%	8.21%	12.13%
S&P 500 Index	12.84%	10.23%	9.86%	13.21%

Comparison of Change in the Value of a $100,000 Investment in the Dynamic Asset Allocation Fund, Class A, versus the S&P 500 Index

¹

For the year ended May 31, 2020. Past performance is not an indication of future performance. Class A shares were offered beginning 7/30/10. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust / Annual Report / May 31, 2020	55

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

May 31, 2020 (Unaudited)

Multi-Asset Real Return Fund

I. Objective

The Multi-Asset Real Return Fund (the “Fund”) seeks a total return exceeding the rate of inflation.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisors as of May 31, 2020: AllianceBernstein L.P. (“AllianceBernstein”), Columbia Management Investment Advisers (“Columbia”), Credit Suisse Asset Management, LLC (“Credit Suisse”), and QS Investors, LLC (“QS”). Columbia manages a wholly owned subsidiary of the Fund and has delegated certain of its duties to Threadneedle International Ltd. as a sub-advisor. Credit Suisse manages a wholly owned subsidiary of the Fund. There were no sub-advisor changes during the fiscal period.

III. Return vs. Benchmark

For the one year ending May 31, 2020, the Fund’s Class A shares returned -3.38%. The Fund’s primary benchmark—the Bloomberg Barclays 1-5 Year U.S. TIPS Index—returned 3.54%.

IV. Fund Attribution

As noted in the shareholder letter, inflation-sensitive assets, such as commodities and Treasury inflation-protected securities (“TIPS”), were mixed during the fiscal year. The Fund’s TIPS exposure contributed over the reporting period, while its commodities allocation struggled. The Fund’s exposure to inflation-sensitive equities also detracted from Fund performance during the fiscal year.

The Fund’s commodities managers, Columbia and Credit Suisse, detracted over the reporting period. The majority of underperformance was from asset-class exposure to commodities. QS’s equity long/short strategy also detracted, as the strategy tended to favor sectors with positive inflation sensitivity. Energy and real-estate investment trusts detracted most at the sector level. AllianceBernstein, manager of the Fund’s TIPS allocation, contributed on an absolute basis as TIPS were positive for the year; however, the manager underperformed its benchmark due to its allocation to credit, primarily within investment-grade credit and securitized assets. The credit markets sold off over the first quarter of 2020 and dragged down relative performance for the entire period.

The Fund used equity-index futures to hedge broad equity-market exposure, bond futures and interest-rate swaps to hedge duration, and commodity futures to obtain diversified strategic exposure to commodities. The equity-index futures, bond futures and interest-rate swap positions all detracted from performance, although each provided the intended hedging exposures. The exposure obtained via commodity futures detracted from total return.

AVERAGE ANNUAL TOTAL RETURN1

		Annualized	Annualized	Annualized
	One Year	3 Year	5 Year	Inception
	Return	Return	Return	to Date
Multi-Asset Real Return Fund, Class A	-3.38%	-0.66%	-1.21%	-1.99%
Bloomberg Barclays 1-5 Year U.S. TIPS Index	3.54%	2.29%	1.87%	1.04%

Comparison of Change in the Value of a $100,000 Investment in the Multi-Asset Real Return Fund, Class A, versus the Bloomberg Barclays 1-5 Year U.S. TIPS Index

[1]

For the year ended May 31, 2020. Past performance is not an indication of future performance. Class A shares were offered beginning 7/29/11. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

56	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2020

Large Cap Fund

†Percentages are based on total investments. Includes investments held as collateral for securities held on loan (see Note 12).

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 97.4%

Communication Services — 6.7%
Alphabet Inc, Cl A *	0.3%	1,692	$2,425
Alphabet Inc, Cl C *	1.3	8,265	11,810
AT&T Inc	0.8	246,400	7,604
Comcast Corp, Cl A	0.6	138,327	5,478
Facebook Inc, Cl A *	1.1	48,064	10,819
Verizon Communications Inc	0.7	112,500	6,455
Other Securities (A)	1.9		18,529

			63,120

Consumer Discretionary — 11.6%
Amazon.com Inc *	2.6	10,068	24,590
Dollar General Corp	0.8	38,403	7,355
Lowe’s Cos Inc	1.4	99,209	12,932
Ross Stores Inc	0.5	53,871	5,223
Target Corp	0.9	66,400	8,123
Other Securities (A)	5.4		51,210

			109,433

Consumer Staples — 8.1%
JM Smucker Co/The	0.6	49,139	5,598
Kroger Co/The	0.9	270,693	8,830
Philip Morris International Inc	1.0	126,852	9,306
Unilever NV	1.2	217,681	11,215
Other Securities (A)	4.4		41,256

			76,205

Energy — 2.2%
Chevron Corp	0.9	87,983	8,068
Other Securities	1.3		12,882

			20,950

Financials — 14.3%
Bank of America Corp	0.7	275,500	6,645
Berkshire Hathaway Inc, Cl B *	1.1	53,402	9,910
Citigroup Inc	0.7	132,275	6,337
First Republic Bank/CA	0.6	56,480	6,109
JPMorgan Chase & Co	1.1	106,630	10,376
Markel Corp *	0.6	6,712	6,024
Moody’s Corp	0.6	20,532	5,490

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Morgan Stanley	0.7%	157,409	$6,957
State Street Corp	0.6	96,057	5,856
Other Securities ‡	7.6		70,690

			134,394

Health Care — 17.3%
Amgen Inc	0.9	38,079	8,747
CVS Health Corp	0.9	123,757	8,115
Johnson & Johnson	2.1	135,109	20,097
Merck & Co Inc	1.5	177,588	14,335
Pfizer Inc	1.4	337,684	12,896
Quest Diagnostics Inc	0.6	46,569	5,508
Teleflex Inc	0.7	17,195	6,239
UnitedHealth Group Inc	0.9	27,565	8,403
Other Securities (A)	8.3		77,935

			162,275

Industrials — 8.9%
3M Co	0.8	47,074	7,364
Honeywell International Inc	0.6	35,749	5,214
Roper Technologies Inc	0.6	13,948	5,493
Other Securities (A)	6.9		65,709

			83,780

Information Technology — 19.7%
Adobe Inc *	1.1	27,195	10,514
Apple Inc	1.9	56,766	18,048
Applied Materials Inc	0.7	111,694	6,275
Cisco Systems Inc	0.8	156,455	7,482
Intel Corp	1.8	263,574	16,587
Intuit Inc	1.0	32,657	9,481
Microchip Technology Inc (A)	0.8	82,446	7,916
Microsoft Corp	3.1	157,707	28,900
NVIDIA Corp	0.6	16,139	5,730
salesforce.com *	0.7	36,175	6,323
SAP SE ADR	0.7	51,730	6,627
Visa Inc, Cl A	1.2	57,370	11,201
Other Securities (A)	5.3		49,930

			185,014

Materials — 2.9%
Other Securities (A)	2.9		27,595

Real Estate — 2.8%
Other Securities ‡	2.8		26,285

Utilities — 2.9%
NextEra Energy Inc	0.8	29,370	7,506
Other Securities	2.1		19,731

			27,237

Total Common Stock (Cost $764,988) ($ Thousands)			916,288

SEI Institutional Investments Trust / Annual Report / May 31, 2020	57

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2020

Large Cap Fund (Concluded)

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

AFFILIATED PARTNERSHIP — 3.0%
SEI Liquidity Fund, L.P.
0.290% **†(B)	3.0%	28,633,236	$28,649

Total Affiliated Partnership (Cost $28,638) ($ Thousands)			28,649

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

CASH EQUIVALENT — 1.3%
SEI Daily Income Trust, Government Fund, Cl F
0.090% **†	1.3%	12,187,680	$12,188

Total Cash Equivalent (Cost $12,188) ($ Thousands)			12,188

Total Investments in Securities — 101.7% (Cost $805,814)($ Thousands)			$957,125

A list of the open futures contracts held by the Fund at May 31, 2020, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Thousands)
S&P 500 Index E-MINI	100	Jun-2020	$15,001	$15,210	$209
S&P Mid Cap 400 Index E-MINI	6	Jun-2020	1,048	1,057	9

			$16,049	$16,267	$218

Percentages are based on a Net Assets of $941,086 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2020.

†	Investment in Affiliated Security (see Note 6).

‡	Real Estate Investment Trust.

(A)	Certain securities or partial positions of certain securities are on loan at May 31, 2020 (see Note 12). The total market value of securities on loan at May 31, 2020, was $27,635 ($ Thousands).

(B)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total market value of such securities as of May 31, 2020 was $28,649 ($ Thousands).

ADR — American Depositary Receipt

Cl — Class

L.P. — Limited Partnership

S&P— Standard & Poor’s

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of May 31, 2020, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	916,288	–	–	916,288
Affiliated Partnership	–	28,649	–	28,649
Cash Equivalent	12,188	–	–	12,188

Total Investments in Securities	928,476	28,649	–	957,125

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	218	–	–	218

Total Other Financial Instruments	218	–	–	218

* Futures contracts are valued at the unrealized appreciation on the instrument.

For the year ended May 31, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to

Financial Statements.

58	SEI Institutional Investments Trust / Annual Report / May 31, 2020

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2020 ($ Thousands):

Security Description	Value 5/31/2019	Purchases at Cost	Proceeds from Sales	Realized Gain	Change in Unrealized Appreciation	Value 5/31/2020	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$26,526	$176,700	$(174,588)	$1	$10	$28,649	28,633,236	$125	$—
SEI Daily Income Trust, Government Fund, Cl F	94,077	380,836	(462,725)	—	—	12,188	12,187,680	387	—

Totals	$120,603	$557,536	$(637,313)	$1	$10	$40,837		$512	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2020	59

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2020

Large Cap Disciplined Equity Fund

†Percentages are based on total investments. Includes investments held as collateral for securities held on loan (see Note 12).

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 97.6%

Communication Services — 8.7%
Alphabet Inc, Cl A *	1.5%	14,536	$20,838
Alphabet Inc, Cl C *	0.5	4,761	6,803
AT&T Inc	0.5	243,000	7,499
Facebook Inc, Cl A *	1.7	105,056	23,647
Verizon Communications Inc	1.2	290,616	16,676
Other Securities (A)	3.3		45,019

			120,482

Consumer Discretionary — 9.5%
Amazon.com Inc *	2.7	15,289	37,341
Dollar General Corp	0.7	48,947	9,374
Home Depot Inc/The	0.7	40,245	10,000
Lowe’s Cos Inc	1.1	112,424	14,654
Other Securities (A)	4.3		59,612

			130,981

Consumer Staples — 7.4%
Altria Group Inc	0.8	270,173	10,550
Coca-Cola Co	0.8	243,143	11,350
Procter & Gamble Co/The	1.3	150,636	17,462
Other Securities (A)	4.5		62,204

			101,566

Energy — 2.1%
Chevron Corp	1.0	146,112	13,399
Other Securities	1.1		16,055

			29,454

Financials — 10.4%
American International Group Inc	0.5	241,149	7,249
Bank of America Corp	1.2	656,587	15,837
Berkshire Hathaway Inc, Cl B *	0.6	44,079	8,180
Citigroup Inc	0.6	162,800	7,800
Wells Fargo & Co	0.7	385,349	10,200
Willis Towers Watson PLC	0.5	37,141	7,536
Other Securities ‡	6.3		86,647

			143,449

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Health Care — 18.4%
Abbott Laboratories	1.1%	164,321	$15,597
Amgen Inc	0.9	56,479	12,973
Becton Dickinson and Co	1.0	58,094	14,345
Bristol-Myers Squibb Co	0.5	121,168	7,236
Cigna Corp	0.5	35,600	7,025
CVS Health Corp	0.7	143,519	9,411
Humana Inc	1.0	31,817	13,066
Johnson & Johnson	1.1	99,404	14,786
Medtronic PLC	0.9	130,536	12,868
Merck & Co Inc	2.2	373,414	30,142
Pfizer Inc	0.6	222,733	8,506
UnitedHealth Group Inc	1.3	58,191	17,740
Zimmer Biomet Holdings Inc	0.8	89,737	11,337
Other Securities	5.8		78,922

			253,954

Industrials — 8.9%
AMETEK Inc	0.6	85,345	7,827
Honeywell International Inc	0.9	83,944	12,243
Illinois Tool Works Inc	0.5	41,343	7,130
L3Harris Technologies Inc	0.7	48,249	9,623
Stanley Black & Decker Inc	0.6	61,121	7,668
Other Securities	5.6		78,270

			122,761

Information Technology — 22.1%
Apple Inc	3.5	151,303	48,105
Applied Materials Inc	0.5	130,153	7,312
Cisco Systems Inc	0.7	197,500	9,444
Intel Corp	0.9	200,191	12,598
Intuit Inc	0.6	28,716	8,337
Microsoft Corp	4.7	357,599	65,530
Motorola Solutions Inc	0.6	57,404	7,769
NVIDIA Corp	0.9	33,548	11,910
Oracle Corp	0.6	152,174	8,182
QUALCOMM Inc	1.1	195,563	15,817
Xilinx Inc	0.8	114,981	10,573
Other Securities (A)	7.2		99,112

			304,689

Materials — 2.5%
Air Products and Chemicals Inc	0.6	34,345	8,299
Other Securities	1.9		25,651

			33,950

Real Estate — 3.7%
Crown Castle International Corp ‡	0.9	74,186	12,772
Other Securities ‡	2.8		38,966

			51,738

Utilities — 3.9%
NextEra Energy Inc	0.9	46,507	11,885

60	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Other Securities	3.0%		$41,551

			53,436

Total Common Stock (Cost $1,092,579) ($ Thousands)			1,346,460

U.S. TREASURY OBLIGATION — 0.0%
Other Securities (B)	0.0%		120

Total U.S. Treasury Obligation (Cost $120) ($ Thousands)			120

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

AFFILIATED PARTNERSHIP — 1.6%
SEI Liquidity Fund, L.P.
0.290% **†(C)	1.6%	22,568,868	$22,577

Total Affiliated Partnership (Cost $22,573) ($ Thousands)			22,577

CASH EQUIVALENT — 2.7%
SEI Daily Income Trust, Government Fund, Cl F
0.090% **†	2.7	37,159,794	37,160

Total Cash Equivalent (Cost $37,160) ($ Thousands)			37,160

Total Investments in Securities — 101.9% (Cost $1,152,432)($ Thousands)			$1,406,317

A list of the open futures contracts held by the Fund at May 31, 2020, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Thousands)
S&P 500 Index E-MINI	88	Jun-2020	$13,042	$13,385	$343

Percentages are based on a Net Assets of $1,380,069 ($ Thousands).
*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of May 31, 2020.
‡	Real Estate Investment Trust.
†	Investment in Affiliated Security (see Note 6).
(A)	Certain securities or partial positions of certain securities are on loan at May 31, 2020 (see Note 12). The total market value of securities on loan at May 31, 2020, was $21,852 ($ Thousands).
(B)	Security, or portion thereof, has been pledged as collateral on open futures contracts.
(C)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total market value of such securities as of May 31, 2020 was $22,577 ($ Thousands).

Cl — Class

L.P. — Limited Partnership

PLC — Public Limited Company

S&P— Standard & Poor’s

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of May 31, 2020, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	1,346,460	–	–	1,346,460
U.S. Treasury Obligation	–	120	–	120
Affiliated Partnership	–	22,577	–	22,577
Cash Equivalent	37,160	–	–	37,160

Total Investments in Securities	1,383,620	22,697	–	1,406,317

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts *
Unrealized Appreciation	343	–	–	343

Total Other Financial Instruments	343	–	–	343

* Futures contracts are valued at the unrealized appreciation on the instrument.

For the year ended May 31, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2020	61

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2020

Large Cap Disciplined Equity Fund (Concluded)

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2020 ($ Thousands):

Security Description	Value 5/31/2019	Purchases at Cost	Proceeds from Sales	Realized Gain	Change in Unrealized Appreciation	Value 5/31/2020	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$56,762	$293,068	$(327,261)	$1	$7	$22,577	22,568,868	$—	$—
SEI Daily Income Trust, Government Fund, Cl F	72,385	941,013	(976,238)	—	—	37,160	37,159,794	887	—

Totals	$129,147	$1,234,081	$(1,303,499)	$1	$7	$59,737		$887	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

62	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2020

Large Cap Index Fund

†Percentages are based on total investments. Includes investments held as collateral for securities held on loan (see Note 12).

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 99.4%

Communication Services — 10.4%
Alphabet Inc, Cl A *	1.5%	18,729	$26,848
Alphabet Inc, Cl C *	1.5	18,799	26,862
AT&T Inc	0.8	458,485	14,149
Comcast Corp, Cl A	0.6	283,350	11,221
Facebook Inc, Cl A *	1.9	149,600	33,674
Netflix Inc *	0.6	26,500	11,123
Verizon Communications Inc	0.9	259,776	14,906
Walt Disney Co/The *	0.8	109,750	12,874
Other Securities (A)	1.8		30,991

			182,648

Consumer Discretionary — 10.9%
Amazon.com Inc *	3.7	26,189	63,963
Home Depot Inc/The	1.0	68,415	17,000
McDonald’s Corp	0.5	47,580	8,865
NIKE Inc, Cl B	0.4	74,068	7,302
Tesla Inc *	0.5	9,137	7,629
Other Securities (A)	4.8		85,281

			190,040

Consumer Staples — 6.6%
Coca-Cola Co	0.6	241,040	11,252
Costco Wholesale Corp	0.5	27,681	8,539
PepsiCo Inc	0.7	88,052	11,583
Philip Morris International Inc	0.4	98,168	7,202
Procter & Gamble Co/The	1.0	152,654	17,696
Walmart Inc	0.6	87,379	10,840
Other Securities (A)	2.8		49,084

			116,196

Energy — 2.8%
Chevron Corp	0.6	119,902	10,995
Exxon Mobil Corp	0.7	266,138	12,101
Other Securities (A)	1.5		25,360

			48,456

Financials — 10.5%
Bank of America Corp	0.7	502,463	12,119

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Berkshire Hathaway Inc, Cl B *	1.3%	122,600	$22,752
JPMorgan Chase & Co	1.1	195,534	19,027
SEI Investments Co †	0.0	6,742	366
Other Securities ‡(A)(B)	7.4		129,873

			184,137

Health Care — 15.0%
Abbott Laboratories	0.6	108,637	10,312
AbbVie Inc	0.6	111,401	10,324
Amgen Inc	0.5	36,958	8,489
Bristol-Myers Squibb Co	0.5	147,519	8,810
Eli Lilly and Co	0.5	53,671	8,209
Johnson & Johnson	1.4	166,409	24,753
Medtronic PLC	0.5	84,726	8,352
Merck & Co Inc	0.7	160,043	12,919
Pfizer Inc	0.8	349,522	13,348
Thermo Fisher Scientific Inc	0.5	25,225	8,808
UnitedHealth Group Inc	1.0	59,320	18,084
Other Securities (A)	7.4		129,878

			262,286

Industrials — 8.3%
Union Pacific Corp	0.4	43,632	7,411
Other Securities (A)	7.9		138,311

			145,722

Information Technology — 25.8%
Accenture PLC, Cl A	0.5	40,000	8,065
Adobe Inc *	0.7	30,302	11,715
Apple Inc	4.7	258,225	82,100
Broadcom Inc	0.4	24,432	7,116
Cisco Systems Inc	0.7	269,427	12,884
Intel Corp	1.0	268,658	16,907
Mastercard Inc, Cl A	1.0	55,700	16,760
Microsoft Corp	5.0	473,800	86,824
NVIDIA Corp	0.7	36,656	13,014
PayPal Holdings Inc *	0.6	73,711	11,426
salesforce.com Inc *	0.5	52,984	9,261
Texas Instruments Inc	0.4	58,908	6,995
Visa Inc, Cl A	1.2	107,400	20,969
Other Securities (A)	8.4		147,512

			451,548

Materials — 2.6%
Other Securities (A)	2.6		45,862

Real Estate — 3.3%
American Tower Corp, Cl A ‡	0.4	27,822	7,183
Other Securities ‡(A)	2.9		50,955

			58,138

Utilities — 3.2%
NextEra Energy Inc	0.5	30,873	7,890

SEI Institutional Investments Trust / Annual Report / May 31, 2020	63

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2020

Large Cap Index Fund (Concluded)

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Other Securities	2.7%		$47,123

			55,013

Total Common Stock (Cost $710,331) ($ Thousands)			1,740,046

RIGHT — 0.0%
Other Securities(A)	0.0		13

Total Right (Cost $—) ($ Thousands)			13

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

AFFILIATED PARTNERSHIP — 1.6%
SEI Liquidity Fund, L.P.
0.290% **†(C)	1.6%	27,278,859	$27,289

Total Affiliated Partnership (Cost $27,280) ($ Thousands)			27,289

CASH EQUIVALENT — 0.4%
SEI Daily Income Trust, Government Fund, Cl F
0.090% **†	0.4	6,854,089	6,854

Total Cash Equivalent (Cost $6,854) ($ Thousands)			6,854

Total Investments in Securities — 101.4% (Cost $744,465)($ Thousands)			$1,774,202

A list of the open futures contracts held by the Fund at May 31, 2020, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Thousands)
S&P 500 Index E-MINI	68	Jun-2020	$8,570	$10,343	$1,773
S&P Mid Cap 400 Index E-MINI	6	Jun-2020	843	1,057	214

			$9,413	$11,400	$1,987

Percentages are based on a Net Assets of $1,750,464 ($ Thousands).
*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of May 31, 2020.
‡	Real Estate Investment Trust.
†	Investment in Affiliated Security (see Note 6).
(A)	Certain securities or partial positions of certain securities are on loan at May 31, 2020 (see Note 12). The total market value of securities on loan at May 31, 2020, was $26,859 ($ Thousands).
(B)	Security is a Master Limited Partnership. At May 31, 2020, such securities amounted to $185 ($ Thousands), or 0.0% of Net Assets of the Fund (see Note 2).
(C)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total market value of such securities as of May 31, 2020 was $27,289 ($ Thousands).

Cl — Class

L.P. — Limited Partnership

PLC — Public Limited Company

S&P — Standard & Poor’s

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

64	SEI Institutional Investments Trust / Annual Report / May 31, 2020

The following is a list of the level of inputs used as of May 31, 2020, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	1,740,046	–	–	1,740,046
Right	13	–	–	13
Affiliated Partnership	–	27,289	–	27,289
Cash Equivalent	6,854	–	–	6,854

Total Investments in Securities	1,746,913	27,289	–	1,774,202

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts *
Unrealized Appreciation	1,987	—	—	1,987

Total Other Financial Instruments	1,987	—	—	1,987

* Futures contracts are valued at the unrealized appreciation on the instrument.

For the year ended May 31, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to

Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2020 ($ Thousands):

Security Description	Value 5/31/2019	Purchases at Cost	Proceeds from Sales	Realized Gain	Change in Unrealized Appreciation	Value 5/31/2020	Shares	Income	Capital Gains
SEI Investment Co.	$ 339	$ —	$ —	$ —	$ 27	$ 366	6,742	$ 5	$ —
SEI Liquidity Fund, L.P.	20,606	179,531	(172,862)	3	11	27,289	27,278,859	72	—
SEI Daily Income Trust, Government Fund, Cl F	32,626	472,705	(498,477)	—	—	6,854	6,854,089	374	—

Totals	$ 53,571	$ 652,236	$ (671,339)	$ 3	$ 38	$ 34,509		$ 451	$ —

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2020	65

SCHEDULE OF INVESTMENTS

May 31, 2020

S&P 500 Index Fund

†Percentages are based on total investments. Includes investments held as collateral for securities held on loan (see Note 12).

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 98.0%

Communication Services — 10.7%
Alphabet Inc, Cl A *	1.7%	49,641	$71,161
Alphabet Inc, Cl C *	1.7	49,563	70,822
AT&T Inc	0.9	1,208,891	37,306
Comcast Corp, Cl A	0.7	753,648	29,844
Facebook Inc, Cl A *	2.1	398,478	89,693
Netflix Inc *	0.7	72,479	30,422
Verizon Communications Inc	0.9	684,452	39,274
Walt Disney Co/The *	0.8	298,219	34,981
Other Securities (A)	1.2		56,142
			459,645

Consumer Discretionary — 10.3%
Amazon.com Inc *	3.9	68,960	168,426
Home Depot Inc/The	1.1	180,587	44,872
McDonald’s Corp	0.6	124,987	23,288
NIKE Inc, Cl B	0.5	206,682	20,375
Other Securities (A)	4.2		183,618
			440,579

Consumer Staples — 7.0%
Coca-Cola Co	0.7	640,157	29,883
Costco Wholesale Corp	0.5	73,300	22,611
PepsiCo Inc	0.7	231,478	30,451
Philip Morris International Inc	0.4	258,078	18,933
Procter & Gamble Co/The	1.1	412,767	47,848
Walmart Inc	0.7	235,483	29,214
Other Securities (A)	2.9		120,754
			299,694

Energy — 2.9%
Chevron Corp	0.7	313,878	28,783
Exxon Mobil Corp	0.8	700,000	31,829
Other Securities (A)	1.4		61,577
			122,189

Financials — 10.2%
Bank of America Corp	0.8	1,339,483	32,308
Berkshire Hathaway Inc, Cl B *	1.4	323,828	60,096
JPMorgan Chase & Co	1.2	519,257	50,529

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Other Securities (A)	6.8%		$294,282
			437,215

Health Care — 14.9%
Abbott Laboratories	0.7	293,348	27,845
AbbVie Inc	0.6	292,613	27,116
Amgen Inc	0.5	98,391	22,600
Bristol-Myers Squibb Co	0.5	388,370	23,193
Eli Lilly and Co	0.5	140,145	21,435
Johnson & Johnson	1.5	436,470	64,925
Medtronic PLC	0.5	222,361	21,920
Merck & Co Inc	0.8	421,270	34,005
Pfizer Inc	0.8	915,735	34,972
Thermo Fisher Scientific Inc	0.5	66,491	23,218
UnitedHealth Group Inc	1.1	156,787	47,797
Other Securities (A)	6.9		290,007
			639,033

Industrials — 7.8%
Union Pacific Corp	0.5	115,187	19,566
Other Securities (A)	7.3		314,087
			333,653

Information Technology — 25.7%
Accenture PLC, Cl A	0.5	105,396	21,250
Adobe Inc *	0.7	80,095	30,965
Apple Inc	5.1	691,846	219,965
Broadcom Inc	0.4	65,759	19,154
Cisco Systems Inc	0.8	701,943	33,567
Intel Corp	1.1	719,952	45,307
Mastercard Inc, Cl A	1.0	146,947	44,215
Microsoft Corp	5.4	1,263,604	231,555
NVIDIA Corp	0.8	101,583	36,064
Oracle Corp	0.5	359,365	19,323
PayPal Holdings Inc *	0.7	194,883	30,209
salesforce.com Inc *	0.6	146,991	25,693
Texas Instruments Inc	0.4	155,083	18,415
Visa Inc, Cl A	1.3	283,370	55,325
Other Securities (A)	6.4		267,954
			1,098,961

Materials — 2.5%
Other Securities (A)	2.5		106,190

Real Estate — 2.8%
American Tower Corp, Cl A ‡	0.4	73,500	18,975
Other Securities ‡(A)	2.4		100,047
			119,022

Utilities — 3.2%
NextEra Energy Inc	0.5	80,900	20,675
Other Securities	2.7		115,791
			136,466

Total Common Stock (Cost $2,648,940) ($ Thousands)			4,192,647

66	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

AFFILIATED PARTNERSHIP — 1.2%
SEI Liquidity Fund, L.P.
0.290% **†(B)	1.2%	49,581,792	$49,600

Total Affiliated Partnership (Cost $49,585) ($ Thousands)			49,600

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

CASH EQUIVALENT — 1.5%
SEI Daily Income Trust, Government Fund, Cl F
0.090% **†	1.5%	66,287,481	$66,287

Total Cash Equivalent (Cost $66,287) ($ Thousands)			66,287

Total Investments in Securities — 100.7% (Cost $2,764,812) ($ Thousands)			$4,308,534

A list of the open futures contracts held by the Fund at May 31, 2020, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Thousands)
S&P 500 Index E-MINI	562	Jun-2020	$72,411	$85,480	$13,069

Percentages are based on a Net Assets of $4,277,620 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2020.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)	Certain securities or partial positions of certain securities are on loan at May 31, 2020 (see Note 12). The total market value of securities on loan at May 31, 2020, was $47,805 ($ Thousands).

(B)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total market value of such securities as of May 31, 2020 was $49,600 ($ Thousands).

Cl — Class

L.P. — Limited Partnership

PLC — Public Limited Company

S&P — Standard & Poor’s

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of May 31, 2020, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	4,192,647	–	–	4,192,647
Affiliated Partnership	–	49,600	–	49,600
Cash Equivalent	66,287	–	–	66,287

Total Investments in Securities	4,258,934	49,600	–	4,308,534

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	13,069	–	–	13,069

Total Other Financial Instruments	13,069	–	–	13,069

* Futures contracts are valued at the unrealized appreciation on the instrument.

For the year ended May 31, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2020 ($ Thousands):

Security Description	Value 5/31/2019	Purchases at Cost	Proceeds from Sales	Realized Gain	Change in Unrealized Appreciation	Value 5/31/2020	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$25,367	$237,087	$(212,878)	$3	$21	$49,600	49,581,792	$56	$—
SEI Daily Income Trust, Government Fund, Cl F	99,297	1,382,368	(1,415,378)	—	—	66,287	66,287,481	1,453	—

Totals	$124,664	$1,619,455	$(1,628,256)	$3	$21	$115,887		$1,509	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2020	67

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2020

Extended Market Index Fund

†Percentages are based on total investments. Includes investments held as collateral for securities held on loan (see Note 12).

Description	Percentage of Net Assets (%)	Shares		Market Value ($ Thousands)
COMMON STOCK — 99.9%

Communication Services — 4.7%
IAC/interactivecorp *	0.5%	19,321	$	5,224
Liberty Broadband Corp, Cl A *	0.1	6,883		927
Liberty Broadband Corp, Cl C *	0.3	27,268		3,725
Liberty Media Corp-Liberty Formula One, Cl A *	0.0	7,308		247
Liberty Media Corp-Liberty Formula One, Cl C *	0.2	52,542		1,821
Liberty Media Corp-Liberty SiriusXM, Cl A*	0.1	23,235		848
Liberty Media Corp-Liberty SiriusXM, Cl C *(A)	0.1	44,170		1,611
Match Group Inc *(A)	0.1	14,600		1,300
Sirius XM Holdings Inc (A)	0.2	359,981		2,095
Spotify Technology SA *	0.5	33,900		6,134
Other Securities (A)	2.6			31,240

				55,172

Consumer Discretionary — 12.6%
Burlington Stores Inc *	0.3	17,100		3,585
Liberty Media Corp-Liberty Braves, Cl A *	0.0	1,803		41
Liberty Media Corp-Liberty Braves, Cl C*	0.0	10,465		230
Lululemon Athletica Inc *	0.8	30,800		9,243
Tesla Inc *	2.6	37,479		31,295
Yum China Holdings Inc *	0.4	94,200		4,365
Other Securities (A)	8.5			99,745

				148,504

Consumer Staples — 3.0%
Other Securities (A)	3.0			35,312

Energy — 1.6%
Other Securities (A)	1.6			19,037

Description	Percentage of Net Assets (%)	Shares		Market Value ($ Thousands)
COMMON STOCK (continued)

Financials — 13.2%
FactSet Research Systems Inc	0.3%	9,786	$	3,009
Markel Corp *	0.3	3,533		3,171
SEI Investments Co †	0.2	33,719		1,828
Other Securities ‡(A)(B)	12.4			146,592

				154,600

Health Care — 16.1%
Alnylam Pharmaceuticals Inc *	0.3	27,889		3,773
BioMarin Pharmaceutical Inc *	0.4	46,446		4,949
Catalent Inc *	0.3	40,300		3,133
Exact Sciences Corp *(A)	0.3	36,680		3,150
Insulet Corp *	0.2	15,521		2,927
Masimo Corp *	0.2	12,393		2,977
Moderna Inc *(A)	0.3	58,700		3,610
Molina Healthcare Inc *	0.3	15,936		2,961
Neurocrine Biosciences Inc *	0.3	23,900		2,982
Sarepta Therapeutics Inc *(A)	0.2	18,700		2,847
Seattle Genetics Inc *	0.4	30,300		4,763
Teladoc Health Inc *(A)	0.3	18,600		3,238
Veeva Systems Inc, Cl A*	0.6	34,200		7,485
Other Securities (A)	12.0			141,142

				189,937

Industrials — 12.6%
CoStar Group Inc *	0.5	9,263		6,084
HEICO Corp	0.1	11,718		1,181
HEICO Corp, Cl A	0.1	20,782		1,745
Nordson Corp	0.3	15,112		2,846
Teledyne Technologies Inc *	0.3	9,337		3,493
TransUnion	0.3	48,500		4,185
Uber Technologies Inc *	0.8	247,900		9,004
Other Securities (A)	10.2			119,797

				148,335

Information Technology — 21.8%
Atlassian Corp PLC, Cl A*	0.5	31,200		5,781
Black Knight Inc *	0.2	37,637		2,897
Coupa Software Inc *	0.3	16,600		3,777
DocuSign Inc, Cl A *	0.5	41,100		5,743
EPAM Systems Inc *	0.3	13,500		3,114
Fair Isaac Corp *	0.3	7,491		3,016
GoDaddy Inc, Cl A *	0.3	45,200		3,492
Marvell Technology Group Ltd	0.5	172,457		5,626
Okta Inc, Cl A *	0.4	27,200		5,320
Palo Alto Networks Inc *	0.5	24,733		5,819
RingCentral Inc, Cl A *	0.4	19,400		5,320
Splunk Inc *	0.7	40,684		7,561
Square Inc, Cl A *	0.6	89,700		7,273
SS&C Technologies Holdings Inc	0.3	57,918		3,353
Teradyne Inc	0.3	43,700		2,929
Trade Desk Inc/The, Cl A *(A)	0.3	10,300		3,209
Twilio Inc, Cl A *	0.5	31,916		6,307
Tyler Technologies Inc *	0.3	9,787		3,673
VMware Inc, Cl A *(A)	0.3	20,117		3,144

68	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Description	Percentage of Net Assets (%)	Shares		Market Value ($ Thousands)
COMMON STOCK (continued)
Workday Inc, Cl A *	0.7%	43,189	$	7,922
Other Securities (A)	13.6			160,216

				255,492

Materials — 3.9%
Other Securities (A)	3.9			45,471

Real Estate — 7.7%
Invitation Homes Inc ‡	0.3	139,581		3,671
Sun Communities Inc ‡	0.3	23,621		3,241
Other Securities ‡(A)	7.1			84,232

				91,144

Description	Percentage of Net Assets (%)	Shares		Market Value ($ Thousands)
COMMON STOCK (continued)

Utilities — 2.7%
Other Securities (A)	2.7%		$	32,107

Total Common Stock (Cost $1,011,829) ($ Thousands)				1,175,111

RIGHTS — 0.0%
Other Securities (A) (C)‡‡	0.0			72

Total Rights (Cost $3) ($ Thousands)				72

AFFILIATED PARTNERSHIP — 13.2%
SEI Liquidity Fund, L.P. 0.290% **†(D)	13.2	154,983,797		155,062

Total Affiliated Partnership (Cost $154,989) ($ Thousands)				155,062

Total Investments in Securities — 113.1% (Cost $1,166,821)($ Thousands)			$	1,330,245

A list of the open futures contracts held by the Fund at May 31, 2020 is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Thousands)

Russell 2000 Index E-MINI	31	Jun-2020	$1,850	$2,159	$309

S&P Mid Cap 400 Index E-MINI	17	Jun-2020	2,388	2,996	608

			$4,238	$5,155	$917

Percentages	are based on a Net Assets of $1,176,664 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2020.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

#	Expiration date not available.

(A)	Certain securities or partial positions of certain securities are on loan at May 31, 2020 (see Note 12). The total market value of securities on loan at May 31, 2020, was $153,105 ($ Thousands).

(B)	Security is a Master Limited Partnership. At May 31, 2020, such securities amounted to $824 ($ Thousands), or 0.1% of Net Assets of the Fund (See Note 2).

(C)	Level 3 Security in accordance with fair value hierarchy.

(D)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total market value of such securities as of May 31, 2020 was $155,062 ($ Thousands).

Cl — Class

PLC — Public Limited Company

L.P. — Limited Partnership

S&P — Standard & Poor’s

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

SEI Institutional Investments Trust / Annual Report / May 31, 2020	69

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2020

Extended Market Index Fund (Concluded)

The following is a list of the level of inputs used as of May 31, 2020, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)(1)	Total ($)
Common Stock	1,175,111	–	–	1,175,111
Rights	70	–	2	72
Affiliated Partnership	–	155,062	–	155,062

Total Investments in Securities	1,175,181	155,062	2	1,330,245

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	917	–	–	917

Total Other Financial Instruments	917	–	–	917

(1) A reconciliation of Level 3 instruments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to the net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

* Futures contracts are valued at the unrealized appreciation on the instrument.

For the year ended May 31, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2020 ($ Thousands):

Security Description	Value 5/31/2019	Purchases at Cost	Proceeds from Sales	Realized Gain	Change in Unrealized Appreciation	Value 5/31/2020	Shares	Income	Capital Gains
SEI Investments Co	$1,287	$564	$(145)	$—	$122	$1,828	33,719	$19	$—
SEI Liquidity Fund, L.P.	84,352	522,798	(452,169)	6	75	155,062	154,983,797	895	—
SEI Daily Income Trust, Government Fund, Cl F	16,298	382,549	(398,847)	—	—	—	—	234	—

Totals	$101,937	$905,911	$(851,161)	$6	$197	$156,890		$1,148	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

70	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2020

Small Cap Fund

†Percentages are based on total investments. Includes investments held as collateral for securities held on loan (see Note 12).

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 98.3%

Communication Services — 2.3%
EverQuote Inc, Cl A *	0.4%	15,446	$833
Other Securities (A)	1.9		4,358
			5,191

Consumer Discretionary — 9.3%
TopBuild Corp *	0.5	9,865	1,131
Williams-Sonoma Inc (A)	0.3	9,385	781
Other Securities (A)	8.5		19,296
			21,208

Consumer Staples — 4.6%
Freshpet Inc *	0.7	20,389	1,574
Ingredion Inc	0.4	10,300	868
SpartanNash Co	0.3	30,680	657
WD-40 Co (A)	0.3	3,416	655
Other Securities (A)	2.9		6,864
			10,618

Energy — 1.7%
Other Securities (A)	1.7		3,979

Financials — 16.9%
CNO Financial Group Inc	0.4	57,500	825
Hamilton Lane Inc, Cl A	0.5	14,780	1,081
International Bancshares Corp	0.3	20,500	631
Kinsale Capital Group Inc	0.7	10,060	1,502
Palomar Holdings Inc, Cl A *	0.5	15,700	1,168
Other Securities ‡(A)	14.5		33,428
			38,635

Health Care — 19.7%
AtriCure Inc *	0.4	18,980	907
CryoPort Inc *(A)	0.4	32,530	799
Haemonetics Corp *	0.4	8,240	904
Immunomedics Inc *(A)	0.5	31,854	1,070
Masimo Corp *	0.7	7,005	1,683

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Prestige Consumer Healthcare Inc*	0.3%	16,779	$708
Quidel Corp *	0.6	7,831	1,370
Repligen Corp *	0.8	13,093	1,715
Teladoc Health Inc *(A)	0.3	4,417	769
Vapotherm Inc *	0.4	34,052	907
Other Securities (A)	14.9		34,299
			45,131

Industrials — 15.0%
CRA International Inc	0.3	17,652	713
Exponent Inc	0.7	21,715	1,612
Generac Holdings Inc *	0.8	15,598	1,736
Mercury Systems Inc *	0.7	16,880	1,508
MSA Safety Inc	0.5	8,828	1,050
RBC Bearings Inc *	0.3	5,155	725
Trex Co Inc *(A)	0.8	15,542	1,867
Other Securities (A)(B)	10.9		25,155
			34,366

Information Technology — 16.8%
Avalara Inc *	0.7	15,100	1,617
Ciena Corp *	0.4	15,698	867
CSG Systems International Inc	0.3	15,200	720
Diodes Inc *	0.3	12,700	618
Everbridge Inc *	0.6	9,370	1,370
KEMET Corp	0.3	24,900	673
LivePerson Inc *(A)	0.3	18,055	676
Methode Electronics Inc	0.3	21,900	687
Monolithic Power Systems Inc	0.8	9,188	1,927
Nova Measuring Instruments Ltd*	0.3	13,110	625
Novanta Inc *	0.3	7,580	779
RingCentral Inc, Cl A *	0.6	4,870	1,336
Silicon Laboratories Inc *	0.4	9,360	877
Switch Inc, Cl A (A)	0.3	33,804	646
Viavi Solutions Inc *	0.5	94,655	1,097
Other Securities (A)	10.4		24,066
			38,581

Materials — 3.4%
Greif Inc, Cl A	0.3	21,600	734
Silgan Holdings Inc	0.3	18,660	624
Other Securities (A)	2.8		6,372
			7,730

Real Estate — 5.5%
Rexford Industrial Realty Inc ‡	0.4	24,635	981
Other Securities ‡(A)	5.1		11,542
			12,523

Utilities — 3.1%
National Fuel Gas Co (A)	0.5	24,500	1,028

SEI Institutional Investments Trust / Annual Report / May 31, 2020	71

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2020

Small Cap Fund (Concluded)

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Other Securities	2.6%		$6,042
			7,070

Total Common Stock (Cost $226,355) ($ Thousands)			225,032

RIGHTS — 0.0%
Other Securities (C)	0.0		—

Total Rights (Cost $—) ($ Thousands)			—

AFFILIATED PARTNERSHIP — 8.5%
SEI Liquidity Fund, L.P. 0.290% **†(D)	8.5	19,346,823	19,356

Total Affiliated Partnership (Cost $19,348) ($ Thousands)			19,356

CASH EQUIVALENT — 1.2%
SEI Daily Income Trust, Government Fund, Cl F 0.090% **†	1.2	2,844,686	2,845

Total Cash Equivalent (Cost $2,845) ($ Thousands)			2,845

Total Investments in Securities — 108.0% (Cost $248,548)($ Thousands)			$247,233

Percentages are based on Net Assets of $228,900 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2020.

†	Investment in Affiliated Security (See Note 6).

‡	Real Estate Investment Trust.

(A)

Certain securities or partial positions of certain securities are on loan at May 31, 2020 (See Note 12). The total market value of securities on loan at May 31, 2020 was $18,751 ($ Thousands). (B) Security is a Master Limited Partnership. At May 31, 2020, such securities amounted to $318 ($ Thousands), or 0.1% of the net assets (See Note 2).

(C)	Level 3 security in accordance with fair value hierarchy.

(D)	This security was purchased with cash collateral held from securities on loan (See Note 12). The total market value of such securities as of May 31, 2020 was $19,356 ($ Thousands).

Cl — Class

L.P. — Limited Partnership

Ltd. — Limited

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of May 31, 2020, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)(1)	Total ($)
Common Stock	225,032	–	–	225,032
Rights	–	–	–^	–
Affiliated Partnership	–	19,356	–	19,356
Cash Equivalent	2,845	–	–	2,845

Total Investments in Securities	227,877	19,356	–	247,233

(1) A reconciliation of Level 3 instruments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

^ Securities round to an amount less than $500.

For the year ended May 31, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

72	SEI Institutional Investments Trust / Annual Report / May 31, 2020

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2020 ($ Thousands):

Security Description	Value 5/31/2019	Purchases at Cost	Proceeds from Sales	Realized Gain	Change in Unrealized Appreciation	Value 5/31/2020	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$ 20,292	$ 96,977	$ (97,922)	$ 1	$ 8	$ 19,356	19,346,823	$ 89	$ —
SEI Daily Income Trust, Government Fund, Cl F	11,271	106,847	(115,273)	—	—	2,845	2,844,686	111	—

Totals	$ 31,563	$ 203,824	$ (213,195)	$ 1	$ 8	$ 22,201		$ 200	$ —

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2020	73

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2020

Small Cap II Fund

†Percentages are based on total investments. Includes investments held as collateral for securities held on loan (see Note 12).

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 97.2%

Communication Services — 2.6%
Cogent Communications Holdings Inc	0.5%	20,658	$1,581
Nexstar Media Group Inc, Cl A	0.6	20,442	1,703
Other Securities (A)	1.5		4,838
			8,122

Consumer Discretionary — 13.8%
American Eagle Outfitters Inc (A)	0.6	195,779	1,793
Bloomin’ Brands Inc (A)	1.0	280,583	3,201
Brinker International Inc	0.5	58,046	1,530
Cheesecake Factory Inc/The (A)	0.6	86,570	1,859
Dave & Buster’s Entertainment Inc (A)	0.8	198,418	2,617
Dick’s Sporting Goods Inc	0.4	34,035	1,227
Modine Manufacturing Co *	0.6	371,385	1,987
Murphy USA Inc *	0.6	16,507	1,916
Urban Outfitters Inc *	0.4	74,565	1,263
Other Securities (A)	8.3		25,761
			43,154

Consumer Staples — 6.2%
BJ’s Wholesale Club Holdings Inc*	0.4	37,401	1,346
Darling Ingredients Inc *	0.6	84,317	1,965
Hain Celestial Group Inc/The *	0.4	39,174	1,233
Pilgrim’s Pride Corp *	0.4	57,782	1,195
TreeHouse Foods Inc *	0.5	28,261	1,490
Other Securities (A)	3.9		12,179
			19,408

Energy — 2.1%
Cabot Oil & Gas Corp, Cl A	0.5	71,913	1,427
Cimarex Energy Co	0.4	46,916	1,233
Other Securities (A)(B)	1.2		3,908
			6,568

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Financials — 15.6%
American Equity Investment Life
Holding Co	0.9%	123,130	$2,671
BankUnited Inc	0.8	130,833	2,418
CNO Financial Group Inc	0.8	173,400	2,488
Cohen & Steers Inc	0.3	17,342	1,102
First Commonwealth Financial Corp	0.4	149,129	1,220
First Horizon National Corp (A)	0.5	181,290	1,695
FNB Corp/PA	0.9	386,286	2,862
Lincoln National Corp	0.4	30,602	1,161
National General Holdings Corp	0.8	120,095	2,438
Sterling Bancorp/DE	0.3	88,365	1,087
Umpqua Holdings Corp	0.8	222,251	2,531
Other Securities ‡(A)	8.7		27,138
			48,811

Health Care — 18.0%
Envista Holdings Corp *	0.4	57,174	1,209
Integra LifeSciences Holdings Corp *	0.6	35,077	1,828
Prestige Consumer Healthcare Inc *	0.4	27,068	1,142
Other Securities (A)	16.6		52,263
			56,442

Industrials — 14.2%
Atlas Air Worldwide Holdings Inc *	0.4	32,409	1,266
BWX Technologies Inc	0.7	35,468	2,219
Clean Harbors Inc *	0.5	24,121	1,433
ITT Inc	0.4	19,138	1,104
JetBlue Airways Corp *(A)	0.5	164,485	1,656
Nordson Corp	0.4	6,194	1,167
WESCO International Inc *	0.6	54,725	1,822
Other Securities (A)	10.7		33,909
			44,576

Information Technology — 14.5%
2U Inc *	0.3	29,283	1,068
CACI International Inc, Cl A *	0.5	5,695	1,428
ExlService Holdings Inc *	0.4	19,646	1,202
MACOM Technology Solutions
Holdings Inc *	0.5	45,205	1,435
ManTech International Corp/
VA, Cl A	0.7	26,966	2,096
NCR Corp *	0.5	90,575	1,635
Power Integrations Inc	0.4	12,171	1,319
Super Micro Computer Inc *	0.8	101,331	2,631
Other Securities (A)(C)(D)	10.4		32,393
			45,207

Materials — 4.6%
Commercial Metals Co	0.8	142,450	2,445
Other Securities (A)	3.8		12,003
			14,448

74	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Real Estate — 2.6%
Other Securities ‡(A)	2.6%		$7,974

Utilities — 3.0%
Algonquin Power & Utilities Corp	0.4	77,175	1,080
Portland General Electric Co	0.4	29,398	1,385
Other Securities	2.2		7,055
			9,520

Total Common Stock (Cost $294,242) ($ Thousands)			304,230

WARRANT — 0.0%
Other Securities	0.0		33

Total Warrant (Cost $45) ($ Thousands)			33

RIGHTS — 0.0%
Other Securities (D)	0.0		—

Total Rights (Cost $–) ($ Thousands)			—

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

AFFILIATED PARTNERSHIP — 13.0%
SEI Liquidity Fund, L.P. 0.290% **†(E)	13.0%	40,658,516	$ 40,682

Total Affiliated Partnership (Cost $40,663) ($ Thousands)			40,682

CASH EQUIVALENT — 2.9%
SEI Daily Income Trust, Government Fund, Cl F 0.090% **†	2.9	8,950,818	8,951

Total Cash Equivalent (Cost $8,951) ($ Thousands)			8,951

Total Investments in Securities — 113.1% (Cost $343,901)($ Thousands)			$ 353,896

A list of open futures contracts held by the Fund at May 31, 2020, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Russell 2000 Index E-MINI	3	Jun-2020	$209	$209	$–

Percentages are based on a Net Assets of $312,950 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2020.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)	Certain securities or partial positions of certain securities are on loan at May 31, 2020 (see Note 12). The total market value of securities on loan at May 31, 2020, was $39,801 ($ Thousands).

(B)	Security is a Master Limited Partnership. At May 31, 2020, such securities amounted to $580 ($ Thousands), or 0.2% of Net Assets of the Fund (See Note 2).

(C)

Security fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees. The total market value of such securities as of May 31, 2020 was $2 ($ Thousands) and represented 0.0% of the Net Assets of the Fund.

(D)	Level 3 security in accordance with fair value hierarchy.

(E)	This security was purchased with cash collateral held from securities on loan (See Note 12). The total market value of such securities as of May 31, 2020 was $40,682 ($ Thousands).

Cl — Class

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of May 31, 2020, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)(1)	Total ($)
Common Stock	304,228	–	2	304,230
Warrant	–	33	–	33
Rights	–	–	–	–
Affiliated Partnership	–	40,682	–	40,682
Cash Equivalent	8,951	–	–	8,951

Total Investments in Securities	313,179	40,715	2	353,896

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	–	–	–	–

Total Other Financial Instruments	–	–	–	–

(1) A reconciliation of Level 3 instruments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

*Futures contracts are valued at the unrealized appreciation on the instrument.

For the year ended May 31, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2020	75

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2020

Small Cap II Fund (Concluded)

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2020 ($ Thousands):

Security Description	Value 5/31/2019	Purchases at Cost	Proceeds from Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation	Value 5/31/2020	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$44,446	$175,200	$(178,983)	$—	$19	$40,682	40,658,516	$225	$—
SEI Daily Income Trust, Government Fund, Cl F	10,903	152,141	(154,093)	—	—	8,951	8,950,818	182	—

Totals	$55,349	$327,341	$(333,076)	$—	$19	$49,633		$407	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

76	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2020

Small/Mid Cap Equity Fund

†Percentages are based on total investments. Includes investments held as collateral for securities held on loan (see Note 12).

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 95.8%

Communication Services — 2.9%
Nexstar Media Group Inc, Cl A	0.8%	88,087	$7,339
Other Securities (A)	2.1		17,888
			25,227

Consumer Discretionary — 9.9%
Lithia Motors Inc, Cl A	0.5	33,529	4,043
Pool Corp	0.4	14,058	3,782
TopBuild Corp *	0.4	33,455	3,837
Other Securities (A)	8.6		75,254
			86,916

Consumer Staples — 4.1%
Freshpet Inc *	0.5	57,090	4,406
Hostess Brands Inc, Cl A *	0.4	328,572	3,968
Other Securities (A)	3.2		27,631
			36,005

Energy — 1.7%
Other Securities (A)(B)	1.7		14,583

Financials — 12.7%
Cohen & Steers Inc (A)	0.5	68,404	4,347
FactSet Research Systems Inc	0.4	12,833	3,946
Kinsale Capital Group Inc	0.5	27,420	4,094
MarketAxess Holdings Inc	0.4	7,441	3,784
Other Securities ‡(A)(B)	10.9		95,619
			111,790

Health Care — 15.6%
Chemed Corp	0.6	10,314	4,935
Ensign Group Inc/The	0.7	135,753	5,935
Immunomedics Inc *(A)	0.4	118,658	3,986
Ligand Pharmaceuticals Inc *(A)	0.5	44,119	4,481
Masimo Corp *	0.5	18,275	4,389
Quidel Corp *	0.7	35,910	6,284
Repligen Corp *	0.6	39,742	5,205
ResMed Inc	0.5	25,416	4,087

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
STERIS PLC	0.9%	46,624	$7,734
Syneos Health Inc, Cl A *	0.7	96,093	5,861
Other Securities (A)	9.5		84,454
			137,351

Industrials — 17.6%
BWX Technologies Inc	0.9	123,403	7,721
Colfax Corp *(A)	0.5	151,396	4,248
Exponent Inc	0.8	97,116	7,210
Generac Holdings Inc *	0.6	46,770	5,204
Huntington Ingalls Industries Inc	0.5	21,374	4,272
Mercury Systems Inc *	0.7	67,772	6,055
Nordson Corp	0.5	24,396	4,595
Snap-on Inc (A)	0.5	32,030	4,154
Tetra Tech Inc	0.4	47,928	3,782
Trex Co Inc *(A)	0.6	45,180	5,427
TriNet Group Inc *	0.5	87,355	4,694
Other Securities (A)	11.1		97,847
			155,209

Information Technology — 17.4%
ACI Worldwide Inc *	0.8	268,205	7,397
Avalara Inc *	0.6	51,200	5,481
Everbridge Inc *	0.5	27,535	4,027
J2 Global Inc *	0.8	85,991	6,733
Monolithic Power Systems Inc	0.6	24,075	5,050
Power Integrations Inc	0.4	36,360	3,940
RingCentral Inc, Cl A *	0.5	16,515	4,529
Silicon Motion Technology Corp
ADR	0.5	93,847	4,230
Other Securities (A)	12.7		111,569
			152,956

Materials — 4.5%
FMC Corp	0.8	73,699	7,253
Silgan Holdings Inc	0.7	184,932	6,184
Other Securities (A)	3.0		26,276
			39,713

Real Estate — 6.7%
Alexandria Real Estate Equities Inc‡	0.4	24,532	3,771
Americold Realty Trust ‡	0.6	138,939	4,962
Gaming and Leisure Properties Inc‡	0.6	156,003	5,388
Medical Properties Trust Inc ‡	0.7	343,023	6,202
Rexford Industrial Realty Inc ‡	0.5	100,846	4,014
Other Securities ‡(A)	3.9		34,809
			59,146

Utilities — 2.7%
Algonquin Power & Utilities
Corp (A)	0.5	295,168	4,132
American Water Works Co Inc	0.4	31,052	3,944

SEI Institutional Investments Trust / Annual Report / May 31, 2020	77

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2020

Small/Mid Cap Equity Fund (Concluded)

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Other Securities (A)	1.8%		$15,402
			23,478

Total Common Stock (Cost $810,657) ($ Thousands)			842,374

AFFILIATED PARTNERSHIP — 16.0%
SEI Liquidity Fund, L.P.
0.290% **†(C)	16.0	140,737,690	140,805

Total Affiliated Partnership (Cost $140,752) ($ Thousands)			140,805

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
CASH EQUIVALENT — 5.6%
SEI Daily Income Trust, Government Fund, Cl F
0.090% **†	5.6%	49,188,496	$49,188

Total Cash Equivalent (Cost $49,188) ($ Thousands)			49,188

Total Investments in Securities — 117.4% (Cost $1,000,597)($ Thousands)			$1,032,367

A list of open futures contracts held by the Fund at May 31, 2020, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Thousands)
Russell 2000 Index E-MINI	34	Jun-2020	$2,185	$2,368	$183
S&P Mid Cap 400 Index E-MINI	13	Jun-2020	2,114	2,291	177

			$4,299	$4,659	$360

Percentages are based on a Net Assets of $879,022 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2020.

†	Investment in Affiliated Security (See Note 6).

‡	Real Estate Investment Trust.

(A)	Certain securities or partial positions of certain securities are on loan at May 31, 2020 (See Note 12). The total market value of securities on loan at May 31, 2020, was $136,369 ($ Thousands).

(B)	Security is a Master Limited Partnership. At May 31, 2020, such securities amounted to $4,969 ($ Thousands), or 0.6% of Net Assets (See Note 2).

(C)	This security was purchased with cash collateral held from securities on loan (See Note 12). The total market value of such securities as of May 31, 2020 was $140,805 ($ Thousands).

ADR	— American Depositary Receipt

Cl	— Class

L.P.	— Limited Partnership

PLC	— Public Limited Company

S&P—	Standard & Poor’s

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of May 31, 2020, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	842,374	–	–	842,374
Affiliated Partnership	–	140,805	–	140,805
Cash Equivalent	49,188	–	–	49,188

Total Investments in Securities	891,562	140,805	–	1,032,367

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	360	–	–	360

Total Other Financial Instruments	360	–	–	360

*Future contracts are valued at the unrealized appreciation on the instrument.

For the year ended May 31, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

78	SEI Institutional Investments Trust / Annual Report / May 31, 2020

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2020 ($ Thousands):

Security Description	Value 5/31/2019	Purchases at Cost	Proceeds from Sales	Realized Gain	Change in Unrealized Appreciation	Value 5/31/2020	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$115,595	$508,617	$(483,466)	$2	$57	$140,805	140,737,690	$705	$—
SEI Daily Income Trust, Government Fund, Cl F	78,961	416,485	(446,258)	—	—	49,188	49,188,496	683	—

Totals	$194,556	$925,102	$(929,724)	$2	$57	$189,993		$1,388	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2020	79

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2020

U.S. Equity Factor Allocation Fund

†Percentages are based on total investments.

Description	Percentage of Net Assets (%)	Shares		Market Value ($ Thousands)
COMMON STOCK — 97.2%

Communication Services — 7.2%
Alphabet Inc, Cl A *	1.2%	6,380	$	9,146
Alphabet Inc, Cl C *	1.3	6,713		9,592
AT&T Inc	0.8	200,913		6,200
Facebook Inc, Cl A *	1.2	38,732		8,718
Omnicom Group Inc	0.5	75,169		4,119
Verizon Communications Inc	0.6	81,338		4,667
Other Securities	1.6			12,510

				54,952

Consumer Discretionary — 10.7%
Amazon.com Inc *	1.4	4,445		10,856
Best Buy Co Inc	0.8	74,076		5,785
eBay Inc	1.5	245,364		11,174
Target Corp	0.7	43,001		5,260
Other Securities	6.3			47,630

				80,705

Consumer Staples — 8.9%
Estee Lauder Cos Inc/The, Cl A *	0.7	28,108		5,551
PepsiCo Inc	0.6	34,193		4,498
Philip Morris International Inc	0.5	52,306		3,837
Procter & Gamble Co/The	1.8	119,762		13,883
Walmart Inc	1.5	91,548		11,357
Other Securities	3.8			28,271

				67,397

Energy — 1.8%
ConocoPhillips	0.9	156,603		6,606
Other Securities	0.9			6,843

				13,449

Financials — 11.0%
Citigroup Inc	1.3	198,070		9,490
MetLife Inc	0.6	124,109		4,469
T Rowe Price Group Inc	1.5	92,918		11,234
Wells Fargo & Co	0.7	192,620		5,099
Other Securities ‡	6.9			52,950

				83,242

Description	Percentage of Net Assets (%)	Shares		Market Value ($ Thousands)
COMMON STOCK (continued)

Health Care — 15.3%
AmerisourceBergen Corp, Cl A	0.5%	40,261	$	3,838
Amgen Inc	1.2	39,384		9,047
Baxter International Inc	1.3	110,131		9,913
Biogen Inc *	0.7	17,520		5,380
Bristol-Myers Squibb Co	0.9	116,023		6,929
Cardinal Health Inc	0.7	90,361		4,942
Johnson & Johnson	1.1	55,753		8,293
McKesson Corp	1.1	52,713		8,364
Medtronic PLC	0.7	50,657		4,994
Merck & Co Inc	1.6	144,526		11,666
Pfizer Inc	0.9	180,408		6,890
UnitedHealth Group Inc	1.0	24,474		7,461
Other Securities	3.6			27,870

				115,587

Industrials — 9.4%
Expeditors International of Washington Inc	0.7	66,607		5,087
Honeywell International Inc	0.7	36,762		5,362
PACCAR Inc	1.1	106,726		7,883
Raytheon Technologies Corp	0.6	69,925		4,512
Other Securities	6.3			48,066

				70,910

Information Technology — 26.1%
Accenture PLC, Cl A	1.0	37,014		7,463
Apple Inc	3.4	80,781		25,683
Cisco Systems Inc	1.4	225,991		10,807
Cognizant Technology Solutions Corp, Cl A	0.7	107,037		5,673
HP Inc	0.8	382,398		5,789
Intel Corp	1.7	199,043		12,526
Intuit Inc	1.3	34,022		9,877
Lam Research Corp	0.6	16,511		4,519
Microsoft Corp	5.0	208,590		38,224
NortonLifeLock Inc	0.5	163,471		3,724
Oracle Corp	1.4	194,198		10,442
Visa Inc, Cl A	0.9	34,663		6,768
Other Securities	7.4			55,909

				197,404

Materials — 2.7%
PPG Industries Inc	0.5	37,769		3,840
Other Securities	2.2			16,710

				20,550

Real Estate — 2.8%
Prologis Inc ‡	0.8	63,761		5,834
Other Securities ‡	2.0			15,250

				21,084

80	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Description	Percentage of Net Assets (%)	Shares		Market Value ($ Thousands)
COMMON STOCK (continued)

Utilities — 1.3%
Exelon Corp	0.7%	128,766	$	4,933
Other Securities	0.6			4,734

				9,667

Total Common Stock (Cost $678,421) ($ Thousands)				734,947

RIGHTS — 0.0%
Other Securities	0.0			40

Total Rights (Cost $12) ($ Thousands)				40

CASH EQUIVALENT — 2.1%
SEI Daily Income Trust, Government Fund, Cl F 0.090% **†	2.1	15,622,058		15,622

Total Cash Equivalent (Cost $15,622) ($ Thousands)				15,622

Total Investments in Securities — 99.3%
(Cost $694,055)($ Thousands)			$	750,609

A list of the open futures contracts held by the Fund at May 31, 2020, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Thousands)

S&P 500 Index E-MINI	108	Jun-2020	$13,834	$16,427	$2,593

Percentages are based on a Net Assets of $756,195 ($ Thousands).
*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of May 31, 2020.
‡	Real Estate Investment Trust.
†	Investment in Affiliated Security (see Note 6).

Cl — Class

PLC — Public Limited Company

S&P — Standard & Poor’s

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of May 31, 2020, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	734,947	–	–	734,947
Rights	40	–	–	40
Cash Equivalent	15,622	–	–	15,622

Total Investments in Securities	750,609	–	–	750,609

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	2,593	–	–	2,593

Total Other Financial Instruments	2,593	–	–	2,593

* Futures contracts are valued at the unrealized appreciation on the instrument.

For the year ended May 31, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2020	81

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2020

U.S. Equity Factor Allocation Fund (Concluded)

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2020 ($ Thousands):

Security Description	Value 5/31/2019	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 5/31/2020	Shares	Income	Capital Gains
SEI Daily Income Trust, Government Fund, Cl F	$ 24,467	$ 218,510	$ (227,355)	$ —	$ —	$ 15,622	15,622,058	$ 85	$ —

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

82	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2020

U.S. Managed Volatility Fund

†Percentages are based on total investments. Includes investments held as collateral for securities held on loan (see Note 12).

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 97.7%

Communication Services — 9.9%
AT&T Inc	1.9%	727,100	$22,438
Comcast Corp, Cl A	1.2	370,400	14,668
Omnicom Group Inc	0.5	116,900	6,405
Verizon Communications Inc	2.7	565,460	32,446
Other Securities (A)	3.6		44,069
			120,026

Consumer Discretionary — 9.7%
AutoZone Inc *	1.2	12,200	14,004
eBay Inc	0.7	192,900	8,785
Target Corp	2.3	223,900	27,389
Toyota Motor Corp ADR	0.5	48,000	6,048
Other Securities (A)	5.0		61,777
			118,003

Consumer Staples — 17.2%
Altria Group Inc	0.9	286,097	11,172
General Mills Inc	1.1	206,897	13,043
JM Smucker Co/The	1.5	153,919	17,536
Kellogg Co	0.7	123,098	8,040
Kimberly-Clark Corp	0.7	61,851	8,748
Kroger Co/The	1.5	563,260	18,374
Tyson Foods Inc, Cl A	1.1	223,400	13,726
Walmart Inc	1.4	136,438	16,926
Other Securities (A)	8.3		102,056
			209,621

Energy — 1.1%
Phillips 66	0.6	97,000	7,591
Other Securities	0.5		5,606
			13,197

Financials — 11.9%
Aflac Inc	0.8	258,600	9,431
Allstate Corp/The	1.4	177,400	17,351
American Financial Group Inc/OH	0.8	159,888	9,632
Annaly Capital Management Inc ‡	0.6	1,122,200	6,913
Berkshire Hathaway Inc, Cl B *	1.8	116,400	21,601
Everest Re Group Ltd	0.5	29,900	5,932

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Other Securities ‡(A)	6.0%		$73,518
			144,378

Health Care — 15.4%
AbbVie Inc	0.5	71,100	6,589
Amgen Inc	0.8	42,200	9,693
Bristol-Myers Squibb Co	1.2	251,900	15,043
CVS Health Corp	0.9	168,830	11,070
Gilead Sciences Inc	0.8	132,300	10,297
Johnson & Johnson	2.5	200,847	29,876
Merck & Co Inc	2.6	388,855	31,388
Pfizer Inc	1.8	564,422	21,555
West Pharmaceutical Services Inc	0.6	34,133	7,374
Other Securities (A)	3.7		44,900
			187,785

Industrials — 7.8%
Allison Transmission Holdings
Inc, Cl A	0.6	179,500	6,771
Raytheon Technologies Corp	0.9	174,672	11,270
Republic Services Inc, Cl A	0.8	113,716	9,718
Waste Management Inc	0.6	72,800	7,771
Other Securities (A)	4.9		59,312
			94,842

Information Technology — 14.3%
Amdocs Ltd	1.7	334,955	20,854
Apple Inc	0.7	27,800	8,839
Cisco Systems Inc	1.5	371,300	17,756
F5 Networks Inc *	0.5	45,333	6,570
Intel Corp	2.2	435,600	27,412
International Business Machines
Corp	1.2	119,900	14,976
Oracle Corp	2.0	441,400	23,734
Western Union Co/The	0.9	525,400	10,518
Other Securities (A)	3.6		43,292
			173,951

Materials — 2.3%
Other Securities	2.3		27,998

Real Estate — 2.4%
Other Securities ‡(A)	2.4		29,558

Utilities — 5.7%
DTE Energy Co	0.6	66,600	7,164
Edison International	0.6	118,100	6,863
Entergy Corp	1.3	150,600	15,334
Exelon Corp	1.5	476,400	18,251
Other Securities (A)	1.7		21,917
			69,529
Total Common Stock (Cost $1,036,720) ($ Thousands)			1,188,888

SEI Institutional Investments Trust / Annual Report / May 31, 2020	83

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2020

U.S. Managed Volatility Fund (Concluded)

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

AFFILIATED PARTNERSHIP — 1.7%
SEI Liquidity Fund, L.P. 0.290% **†(B)	1.7%	19,816,001	$19,825
Total Affiliated Partnership (Cost $19,820) ($ Thousands)			19,825

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

CASH EQUIVALENT — 3.2%
SEI Daily Income Trust, Government Fund, Cl F 0.090% **†	3.2%	39,060,785	$39,061

Total Cash Equivalent (Cost $39,061) ($ Thousands)			39,061

Total Investments in Securities — 102.6% (Cost $1,095,601)($ Thousands)			$1,247,774

A list of the open futures contracts held by the Fund at May 31, 2020, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Thousands)
S&P 500 Index E-MINI	82	Jun-2020	$11,484	$12,472	$988

Percentages are based on a Net Assets of $1,216,680 ($ Thousands).
*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of May 31, 2020.
†	Investment in Affiliated Security (see Note 6).
‡	Real Estate Investment Trust.
(A)	Certain securities or partial positions of certain securities are on loan at May 31, 2020 (see Note 12). The total market value of securities on loan at May 31, 2020, was $20,402 ($ Thousands).
(B)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total market value of such securities as of May 31, 2020 was $19,825 ($ Thousands).

ADR — American Depositary Receipt

Cl — Class

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of May 31, 2020, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	1,188,888	–	–	1,188,888
Affiliated Partnership	–	19,825	–	19,825
Cash Equivalent	39,061	–	–	39,061

Total Investments in Securities	1,227,949	19,825	–	1,247,774

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	988	–	–	988

Total Other Financial Instruments	988	–	–	988

*Futures contracts are valued at the unrealized appreciation on the instrument.

For the year ended May 31, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to

Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2020 ($ Thousands):

Security Description	Value 5/31/2019	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation	Value 5/31/2020	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$ —	$ 30,140	$ (10,320)	$ —	$ 5	$ 19,825	19,816,001	$ 6	$ —
SEI Daily Income Trust, Government Fund, Cl F	9,926	478,335	(449,200)	—	—	39,061	39,060,785	491	—

Totals	$ 9,926	$ 508,475	$ (459,520)	$ —	$ 5	$ 58,886		$ 497	$ —

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

84	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2020

Global Managed Volatility Fund

†Percentages are based on total investments.

Description	Percentage of Net Assets (%)	Shares		Market Value ($ Thousands)

COMMON STOCK — 97.4%

Australia — 1.6%
Other Securities ‡	1.6%		$	44,512

Austria — 0.1%
Other Securities	0.1			1,447

Belgium — 0.3%
Other Securities	0.3			7,632

Canada — 3.5%
Other Securities	3.5			95,990

Denmark — 0.5%
Other Securities	0.5			14,157

Finland — 0.1%
Other Securities	0.1			3,788

France — 2.1%
Sanofi	0.8	226,200		22,024
Other Securities	1.3			35,373

				57,397

Germany — 1.5%
Deutsche Telekom AG	0.6	992,497		15,649
Other Securities	0.9			26,530

				42,179

Hong Kong — 1.0%
Other Securities	1.0			27,480

Description	Percentage of Net Assets (%)	Shares		Market Value ($ Thousands)

COMMON STOCK (continued)

Ireland — 0.0%
Other Securities	0.0%		$	639

Israel — 1.1%
Other Securities	1.1			30,369

Italy — 0.9%
Enel SpA	0.6	2,169,324		16,652
Other Securities	0.3			6,399

				23,051

Japan — 9.5%
Astellas Pharma Inc	0.5	792,200		14,078
Chugai Pharmaceutical Co Ltd	0.0	5,800		855
KDDI Corp	0.9	821,200		23,904
Nippon Telegraph & Telephone Corp	1.0	1,162,600		26,374
NTT DOCOMO Inc	0.5	489,942		13,422
Okinawa Cellular Telephone Co	0.0	3,311		128
Oracle Corp Japan	0.2	51,954		6,067
Softbank Corp	0.7	1,405,700		17,823
Other Securities ‡	5.7			157,669

				260,320

Netherlands — 1.3%
Koninklijke Ahold Delhaize NV	0.9	1,011,866		25,674
Other Securities	0.4			8,349

				34,023

New Zealand — 0.6%
Other Securities ‡	0.6			16,366

Norway — 0.7%
Other Securities	0.7			19,042

Portugal — 0.0%
Other Securities	0.0			1,097

Singapore — 0.9%
Other Securities ‡	0.9			23,434

Spain — 0.8%
Other Securities	0.8			22,386

Sweden — 0.8%
ICA Gruppen AB *	0.5	301,709		14,169
Other Securities	0.3			6,720

				20,889

Switzerland — 4.6%
Novartis AG	0.9	283,952		24,541

SEI Institutional Investments Trust / Annual Report / May 31, 2020	85

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2020

Global Managed Volatility Fund (Continued)

Description	Percentage of Net Assets (%)	Shares		Market Value ($ Thousands)

COMMON STOCK (continued)

Switzerland (continued)
Roche Holding AG	1.5%	121,074	$	41,929
Other Securities	2.2			59,436

				125,906

United Kingdom — 3.8%
GlaxoSmithKline PLC	0.7	968,800		20,024
Other Securities ‡	3.1			84,432

				104,456

United States — 61.7%
Allstate Corp/The	0.8	218,900		21,411
Amdocs Ltd	1.1	472,097		29,393
Amgen Inc	0.9	103,177		23,700
AT&T Inc	1.5	1,302,443		40,193
AutoZone Inc	0.5	11,900		13,660
Berkshire Hathaway Inc, Cl B *	0.8	124,621		23,127
Bristol-Myers Squibb Co	0.6	274,095		16,369
CACI International Inc, Cl A *	0.5	57,116		14,324
Cisco Systems Inc	1.0	600,651		28,723
Citrix Systems Inc	0.6	112,624		16,682
Comcast Corp, Cl A	1.1	734,265		29,077
Costco Wholesale Corp	0.6	49,984		15,419
Exelon Corp	0.9	608,060		23,295
FirstEnergy Corp	0.5	342,500		14,474
General Mills Inc	0.8	340,505		21,465
Gilead Sciences Inc	0.6	195,378		15,206
HCA Healthcare Inc	0.5	135,654		14,501
Intel Corp	0.9	397,800		25,034
International Business Machines Corp	0.8	165,800		20,708
JM Smucker Co/The	0.6	142,217		16,203
Johnson & Johnson	1.7	307,401		45,726
Kimberly-Clark Corp	0.6	111,353		15,750
Kroger Co/The	0.9	761,043		24,825
Lockheed Martin Corp	0.6	39,023		15,158
Medtronic PLC	0.5	151,721		14,957
Merck & Co Inc	1.3	425,618		34,356
Northrop Grumman Corp	0.6	47,842		16,037
Oracle Corp	1.2	636,224		34,210
Pfizer Inc	1.2	880,732		33,635
Public Service Enterprise Group Inc	0.5	262,900		13,418
Republic Services Inc, Cl A	0.5	161,679		13,817
Target Corp	1.4	309,342		37,842
Universal Health Services Inc, Cl B	0.5	139,930		14,756
Verizon Communications Inc	1.6	775,980		44,526
Walgreens Boots Alliance Inc	0.6	380,989		16,360
Walmart Inc	1.1	237,154		29,421

Description	Percentage of Net Assets (%)	Shares		Market Value ($ Thousands)

COMMON STOCK (continued)

United States (continued)
Waste Management Inc	0.7%	175,369	$	18,721
Other Securities ‡(A)	30.8			843,968

				1,690,447

Total Common Stock (Cost $2,668,023) ($ Thousands)				2,667,007

PREFERRED STOCK — 0.1%

Germany — 0.1%
Other Securities (B)	0.1			3,272

Total Preferred Stock (Cost $3,025) ($ Thousands)				3,272

CASH EQUIVALENT — 1.3%
SEI Daily Income Trust, Government Fund, Cl F 0.090% **†	1.3	36,577,903		36,578

Total Cash Equivalent (Cost $36,578) ($ Thousands)				36,578

Total Investments in Securities — 98.8% (Cost $2,707,626)($ Thousands)			$	2,706,857

86	SEI Institutional Investments Trust / Annual Report / May 31, 2020

A list of the open futures contracts held by the Fund at May 31, 2020, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Thousands)
Euro STOXX 50	133	Jun-2020	$4,182	$4,506	$245
FTSE 100 Index	28	Jun-2020	2,055	2,098	45
Hang Seng Index	3	Jul-2020	438	441	2
S&P 500 Index E-MINI	146	Jun-2020	21,140	22,207	1,067
SPI 200 Index	12	Jun-2020	1,066	1,145	58
TOPIX Index	18	Jun-2020	2,444	2,605	171

			$31,325	$33,002	$1,588

A list of the open forward foreign currency contracts held by the Fund at May 31, 2020, is as follows:

Counterparty	Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) (Thousands)
Brown Brothers Harriman	06/25/20	USD	33	SEK	315	$1
Brown Brothers Harriman	06/25/20	USD	42	DKK	283	1
Brown Brothers Harriman	06/25/20	USD	83	SGD	118	—
Brown Brothers Harriman	06/25/20	USD	103	NOK	1,018	2
Brown Brothers Harriman	06/25/20	USD	170	NZD	274	(1)
Brown Brothers Harriman	06/25/20	USD	397	AUD	596	(1)
Brown Brothers Harriman	06/25/20	USD	489	CHF	474	5
Brown Brothers Harriman	06/25/20	USD	669	EUR	608	8
Brown Brothers Harriman	06/25/20	USD	718	CAD	991	(1)
Brown Brothers Harriman	06/25/20	USD	90	GBP	74	1
Brown Brothers Harriman	06/25/20	USD	637	GBP	515	—
Brown Brothers Harriman	06/25/20	USD	852	JPY	91,521	(2)
Brown Brothers Harriman	06/25/20	NZD	85	USD	53	—
Brown Brothers Harriman	06/25/20	NZD	15,278	USD	9,341	(115)
Brown Brothers Harriman	06/25/20	SGD	21,668	USD	15,284	(50)
Brown Brothers Harriman	06/25/20	AUD	151	USD	101	—
Brown Brothers Harriman	06/25/20	AUD	33,769	USD	22,185	(225)
Brown Brothers Harriman	06/25/20	GBP	46,874	USD	57,262	(682)
Brown Brothers Harriman	06/25/20	DKK	46,988	USD	6,897	(120)
Brown Brothers Harriman	06/25/20	CHF	63,466	USD	65,411	(724)
Brown Brothers Harriman	06/25/20	CAD	705	USD	512	2
Brown Brothers Harriman	06/25/20	CAD	71,720	USD	51,443	(458)
Brown Brothers Harriman	06/25/20	NOK	99,805	USD	10,014	(260)
Brown Brothers Harriman	06/25/20	EUR	101,709	USD	111,336	(1,844)
Brown Brothers Harriman	06/25/20	SEK	104,157	USD	10,809	(256)
Brown Brothers Harriman	06/25/20	JPY	339,672	USD	3,157	2
Brown Brothers Harriman	06/25/20	JPY	13,909,181	USD	129,012	(156)
Brown Brothers Harriman	06/26/20	USD	84	HKD	654	—
Brown Brothers Harriman	06/26/20	HKD	131,320	USD	16,920	(15)

						$(4,888)

Percentages are based on a Net Assets of $2,738,825 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2020.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)	Security is a Master Limited Partnership. At May 31, 2020, such securities amounted to $26 ($ Thousands), or 0.0% of Net Assets of the Fund (See Note 2). (B) There is currently no rate available.

SEI Institutional Investments Trust / Annual Report / May 31, 2020	87

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2020

Global Managed Volatility Fund (Concluded)

AUD — Australian Dollar

CAD — Canadian Dollar

CHF — Swiss Franc

Cl — Class

DKK — Danish Krone

EUR — Euro

FTSE — Financial Times Stock Exchange

GBP — British Pound Sterling

HKD — Hong Kong Dollar

JPY — Japanese Yen

NOK — Norwegian Krone

NZD — New Zealand Dollar

PLC — Public Limited Company

S&P — Standard & Poor’s

SEK — Swedish Krona

SGD — Singapore Dollar

SPI — Share Price Index

TOPIX — Tokyo Price Index

USD — United States Dollar

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of May 31, 2020, in valuing the Fund’s investments and other financial instruments carried at value ($Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	2,640,928	26,079	–	2,667,007
Preferred Stock	3,272	–	–	3,272
Cash Equivalent	36,578	–	–	36,578

Total Investments in Securities	2,680,778	26,079	–	2,706,857

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	1,588	–	–	1,588
Forwards Contracts*
Unrealized Appreciation	–	22	–	22
Unrealized Depreciation	–	(4,910)	–	(4,910)

Total Other Financial Instruments	1,588	(4,888)	–	(3,300)

*Futures contracts and forwards contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended May 31, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2020 ($ Thousands):

Security Description	Value 5/31/2019	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 5/31/2020	Shares	Income	Capital Gains
SEI Daily Income Trust, Government Fund, Cl F	$30,361	$670,737	$(664,520)	$—	$—	$36,578	36,577,903	$923	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

88	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2020

World Equity Ex-US Fund

†Percentages are based on total investments. Includes investments held as collateral for securities held on loan (see Note 12).

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 95.2%

Argentina — 0.6%
MercadoLibre Inc *	0.6%	58,666	$49,964

Australia — 4.6%
a2 Milk Co Ltd *	0.7	4,779,582	56,188
ASX Ltd	0.6	755,615	44,229
Newcrest Mining Ltd	0.7	2,823,351	57,311
Other Securities (A)	2.6		215,349

			373,077

Austria — 0.0%
Other Securities	0.0		1,500

Belgium — 0.4%
Other Securities	0.4		36,106

Brazil — 0.9%
Other Securities	0.9		76,823

Canada — 3.5%
TMX Group Ltd	0.7	540,854	54,003
Other Securities	2.8		229,826

			283,829

Chile — 0.1%
Other Securities (B)	0.1		4,418

China — 3.4%
Alibaba Group Holding Ltd ADR *	0.4	134,005	27,791
Midea Group Co Ltd, Cl A	0.5	5,298,084	43,760
Other Securities	2.5		202,853

			274,404

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Denmark — 3.2%
Novo Nordisk A/S, Cl B	0.6%	814,223	$53,010
Orsted A/S	0.6	437,872	51,415
Vestas Wind Systems A/S	0.7	528,675	53,951
Other Securities	1.3		100,761

			259,137

Finland — 0.5%
Other Securities (B)	0.5		43,562

France — 5.9%
Cie de Saint-Gobain	0.6	1,465,272	47,381
Euronext NV	0.6	501,514	46,246
Orange SA	1.0	6,554,104	79,065
Sanofi	0.6	489,267	47,637
Other Securities (B)	3.1		258,061

			478,390

Germany — 6.5%
Allianz SE	0.6	273,616	49,555
Deutsche Boerse AG	1.0	498,118	81,948
Muenchener Rueckversicherungs- Gesellschaft AG in Muenchen	0.6	218,453	49,717
SAP SE	1.5	934,718	118,009
TeamViewer *	0.7	1,094,107	55,685
Other Securities	2.1		176,130

			531,044

Greece — 0.2%
Other Securities	0.2		14,152

Hong Kong — 5.9%
Alibaba Group Holding *	0.7	2,101,544	52,681
Alibaba Health Information Technology *	0.1	1,650,000	3,866
Hong Kong Exchanges & Clearing Ltd	0.8	1,889,381	65,864
Other Securities	4.3		353,356

			475,767

Hungary — 0.1%
Other Securities	0.1		10,784

India — 0.7%
Other Securities	0.7		58,285

Ireland — 1.5%
ICON PLC *	0.9	438,973	73,945
Other Securities	0.6		44,104

			118,049

SEI Institutional Investments Trust / Annual Report / May 31, 2020	89

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2020

World Equity Ex-US Fund (Continued)

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Israel — 1.7%
Check Point Software Technologies Ltd *(B)	0.7%	499,395	$54,769
Other Securities (B)	1.0		81,360

			136,129

Italy — 1.7%
Prysmian SpA	0.6	2,414,500	51,419
Other Securities	1.1		85,641

			137,060

Japan — 14.4%
Kao Corp	0.6	617,700	49,578
Rakuten Inc	0.6	5,203,792	47,142
Recruit Holdings Co Ltd	0.7	1,529,900	52,684
SBI Holdings Inc/Japan	0.6	2,247,704	48,173
Takeda Pharmaceutical Co Ltd	0.7	1,407,100	54,738
Terumo Corp	0.6	1,228,300	48,227
Other Securities	10.6		871,953

			1,172,495

Malaysia — 0.1%
Other Securities	0.1		9,076

Mexico — 0.0%
Other Securities	0.0		3,126

Netherlands — 5.8%
Koninklijke Ahold Delhaize NV	0.8	2,404,083	60,998
Koninklijke DSM NV	0.5	346,124	44,295
Koninklijke Philips NV	0.8	1,496,833	67,915
NN Group NV	0.7	1,721,624	53,181
Other Securities	3.0		240,377

			466,766

New Zealand — 0.0%
Other Securities	0.0		3,726

Norway — 0.8%
DNB ASA *	0.6	3,624,957	49,302
Other Securities	0.2		16,302

			65,604

Panama — 0.1%
Other Securities	0.1		5,987

Peru — 0.1%
Other Securities	0.1		8,025

Poland — 0.0%
Other Securities	0.0		2,746

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Poland (continued)

Portugal — 0.4%
Other Securities	0.4%		$34,977

Russia — 1.1%
Other Securities	1.1		90,343

Saudi Arabia — 0.1%
Other Securities	0.1		5,041

Singapore — 0.7%
Other Securities	0.7		52,858

South Africa — 0.3%
Other Securities (B)	0.3		23,864

South Korea — 5.7%
Hana Financial Group Inc	0.6	2,120,869	50,947
Samsung Electronics Co Ltd	2.0	3,882,442	158,940
SK Hynix Inc	0.9	1,141,667	75,131
Other Securities	2.2		173,959

			458,977

Spain — 1.4%
Siemens Gamesa Renewable Energy SA *	0.6	2,771,585	46,661
Other Securities	0.8		69,493

			116,154

Sweden — 1.2%
Other Securities	1.2		96,565

Switzerland — 5.4%
Idorsia Ltd *	0.6	1,500,902	45,650
Nestle SA	0.7	493,614	53,364
Novartis AG	1.1	1,041,254	89,992
Roche Holding AG	1.7	405,759	140,518
Other Securities	1.3		104,627

			434,151

Taiwan — 3.0%
MediaTek Inc	0.7	3,513,137	54,174
Taiwan Semiconductor Manufacturing Co Ltd	0.4	3,397,000	33,037
Taiwan Semiconductor Manufacturing Co Ltd ADR	0.5	733,594	36,922
Other Securities	1.4		117,759

			241,892

90	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Thailand — 0.3%
Other Securities	0.3%		$24,852

Turkey — 0.3%
Other Securities	0.3		25,192

United Arab Emirates — 0.0%
Other Securities	0.0		912

United Kingdom — 7.9%
British American Tobacco PLC	0.5	1,118,882	44,119
Smiths Group PLC	0.7	3,295,342	53,227
Other Securities (B)	6.7		543,197
			640,543

United States — 4.7%
Accenture PLC, Cl A	0.6	222,569	44,874
Aptiv PLC	0.6	699,892	52,737
Atlassian Corp PLC, Cl A *	0.8	348,761	64,626
IHS Markit Ltd	0.6	645,390	44,829
Other Securities	2.1		173,290
			380,356

Total Common Stock (Cost $6,949,778) ($ Thousands)			7,726,708

PREFERRED STOCK — 0.1%

Brazil — 0.1%
Other Securities (C)	0.1		4,499

Germany — 0.0%
Other Securities (C)	0.0		1,502

Spain — 0.0%
Other Securities (C)	0.0		3,632

Total Preferred Stock (Cost $15,805) ($ Thousands)			9,633

AFFILIATED PARTNERSHIP — 0.9%
SEI Liquidity Fund, L.P. 0.290% **†(D)	0.9	73,212,117	73,249

Total Affiliated Partnership (Cost $73,206) ($ Thousands)			73,249

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

CASH EQUIVALENT — 2.0%
SEI Daily Income Trust, Government Fund, Cl F 0.090% **†	2.0%	156,153,670	$156,154

Total Cash Equivalent (Cost $156,154) ($ Thousands)			156,154

Total Investments in Securities — 98.2% (Cost $7,194,943)($ Thousands)			$7,965,744

SEI Institutional Investments Trust / Annual Report / May 31, 2020	91

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2020

World Equity Ex-US Fund (Concluded)

A list of the open futures contracts held by the Fund at May 31, 2020 is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Thousands)
Euro STOXX 50	1,059	Jun-2020	$33,127	$35,881	$1,930
FTSE 100 Index	197	Jun-2020	14,487	14,760	348
Hang Seng Index	147	Jul-2020	21,532	21,591	47
S&P TSX 60 Index	119	Jun-2020	15,252	15,767	341
SPI 200 Index	122	Jun-2020	10,710	11,639	694
TOPIX Index	191	Jun-2020	26,044	27,639	1,783

			$121,152	$127,277	$5,143

A list of the open forward foreign currency contracts held by the Fund at May 31, 2020 is as follows:

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Thousands)
Barclays PLC	06/15/20	USD	2,750	EUR	2,516	$49
Barclays PLC	06/15/20	USD	2,502	EUR	2,238	(12)
Barclays PLC	06/15/20	EUR	5,864	USD	6,356	(168)
Barclays PLC	08/13/20	KRW	36,460,652	USD	29,891	368
Citigroup	06/15/20	EUR	4,836	USD	5,421	42
Citigroup	06/15/20 - 09/14/20	EUR	14,136	USD	15,390	(351)
Citigroup	06/15/20 - 09/14/20	USD	11,541	EUR	10,631	308
Citigroup	06/15/20	USD	16,662	EUR	14,882	(105)
Citigroup	08/13/20	KRW	28,230,325	USD	23,079	221
Credit Suisse	06/15/20	EUR	1,628	USD	1,791	(21)
HSBC	06/15/20	USD	4,249	EUR	3,904	95
Morgan Stanley	06/15/20	EUR	3,209	USD	3,593	23
Morgan Stanley	06/15/20 - 09/14/20	EUR	121,099	USD	131,360	(3,527)
Morgan Stanley	09/14/20	USD	9,929	EUR	9,049	158
RBS	06/15/20	USD	13,691	EUR	12,653	386
RBS	06/15/20 - 09/14/20	EUR	17,074	USD	18,792	(214)

						$(2,748)

Percentages are based on a Net Assets of $8,115,314 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2020.

†	Investment in Affiliated Security (see Note 6).

(A)	Level 3 security in accordance with fair value hierarchy.

(B)	Certain securities or partial positions of certain securities are on loan at May 31, 2020 (see Note 12). The total market value of securities on loan at May 31, 2020, was $69,779 ($ Thousands).

(C)	There is currently no rate available.

(D)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total market value of such securities as of May 31, 2020 was $73,249 ($ Thousands).

ADR — American Depositary Receipt

Cl — Class

EUR — Euro

FTSE — Financial Times Stock Exchange

GDR — Global Depositary Receipt

KRW — Korean Won

L.P. — Limited Partnership

Ltd. — Limited

PLC — Public Limited Company

S&P — Standard & Poor’s

SPI — Share Price Index

TOPIX — Tokyo Price Index

TSX — Toronto Stock Exchange

USD — U.S. Dollar

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

92	SEI Institutional Investments Trust / Annual Report / May 31, 2020

The following is a list of the level of inputs used as of May 31, 2020, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)(1)	Total ($)
Common Stock	7,063,190	663,518	–	7,726,708
Preferred Stock	6,001	3,632	–	9,633
Affiliated Partnership	–	73,249	–	73,249
Cash Equivalent	156,154	–	–	156,154

Total Investments in Securities	7,225,345	740,399	–	7,965,744

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	5,143	–	–	5,143
Forwards Contracts*
Unrealized Appreciation	–	1,650	–	1,650
Unrealized Depreciation	–	(4,398)	–	(4,398)

Total Other Financial Instruments	5,143	(2,748)	–	2,395

(1) A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

* Futures contracts and forward contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended May 31, 2020, there were no transfers in our out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2020 ($ Thousands):

Security Description	Value 5/31/2019	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 5/31/2020	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$ 308,147	$ 1,388,793	$ (1,623,754)	$ 37	$ 26	$ 73,249	73,212,117	$ 3,723	$ —
SEI Daily Income Trust, Government Fund, Cl F	296,413	1,065,364	(1,205,623)	—	—	156,154	156,153,670	2,903	—

Totals	$ 604,560	$ 2,454,157	$ (2,829,377)	$ 37	$ 26	$ 229,403		$ 6,626	$ —

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2020	93

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2020

Screened World Equity Ex-US Fund

†Percentages are based on total investments.

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 95.1%

Argentina — 1.2%
MercadoLibre Inc *	1.2%	1,426	$1,215

Australia — 4.1%
Fortescue Metals Group Ltd	0.6	69,392	640
Rio Tinto Ltd	0.3	5,392	334
Other Securities (A)	3.2		3,159
			4,133

Austria — 0.3%
Other Securities	0.3		248

Belgium — 0.3%
Other Securities	0.3		276

Brazil — 0.0%
Other Securities	0.0		40

Canada — 3.5%
Constellation Software Inc/Canada	0.9	752	852
Other Securities	2.6		2,730
			3,582

Chile — 0.1%
Other Securities	0.1		136

China — 3.8%
Alibaba Group Holding Ltd ADR *	0.7	3,649	757
China Mobile Ltd	0.6	79,500	555
Midea Group Co Ltd, Cl A	0.5	66,200	547
Other Securities	2.0		2,022
			3,881

Denmark — 3.1%
DSV PANALPINA A/S	0.6	5,699	602

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Denmark (continued)
Novo Nordisk A/S, Cl B	0.9%	14,355	$935
Other Securities	1.6		1,593
			3,130

Finland — 0.9%
Other Securities	0.9		929

France — 4.2%
BNP Paribas SA	0.7	18,225	654
Cie de Saint-Gobain	0.5	16,456	532
Sanofi	0.7	7,685	748
Other Securities	2.3		2,265
			4,199

Germany — 6.3%
Allianz SE	0.6	3,406	617
Deutsche Boerse AG	0.9	5,483	902
Muenchener Rueckversicherungs- Gesellschaft AG in Muenchen	0.7	3,028	689
Rheinmetall AG	0.5	6,577	534
SAP SE	1.5	12,167	1,536
Scout24 AG	0.9	11,370	869
Other Securities	1.2		1,262
			6,409

Greece — 0.7%
Other Securities	0.7		669

Hong Kong — 6.4%
AIA Group Ltd	0.8	95,400	774
Alibaba Group Holding Ltd *	0.9	35,056	879
Tencent Holdings Ltd	0.8	15,700	831
Other Securities	3.9		4,019
			6,503

Hungary — 0.2%
Other Securities	0.2		176

India — 1.4%
Other Securities	1.4		1,424

Indonesia — 0.1%
Other Securities	0.1		96

Ireland — 1.5%
ICON PLC *	0.6	3,669	618
Other Securities	0.9		863
			1,481

94	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Israel — 1.3%
Check Point Software Technologies Ltd *	0.9%	7,914	$868
Other Securities	0.4		412
			1,280

Italy — 1.4%
Prysmian SpA	0.6	29,785	634
Other Securities	0.8		790
			1,424

Japan — 12.3%
Daiwa Securities Group Inc	0.5	129,800	538
Fujitsu Ltd	0.6	5,600	577
Japan Exchange Group Inc	0.8	35,500	763
KDDI Corp	0.8	29,100	847
Nintendo Co Ltd	0.6	1,600	647
NTT DOCOMO Inc	0.6	20,800	570
SMC Corp/Japan	0.6	1,100	555
Takeda Pharmaceutical Co Ltd	0.6	16,200	630
Tokio Marine Holdings Inc	0.6	13,500	585
Other Securities	6.6		6,771
			12,483

Malaysia — 0.5%
Other Securities	0.5		458

Mexico — 0.1%
Other Securities	0.1		49

Netherlands — 6.9%
ASML Holding NV	0.9	2,658	866
Koninklijke Ahold Delhaize NV	0.5	21,858	555
Koninklijke Philips NV	1.3	28,645	1,300
NN Group NV	0.8	27,410	847
Wolters Kluwer NV	0.7	8,440	673
Other Securities (A)	2.7		2,782
			7,023

New Zealand — 0.3%
Other Securities	0.3		252

Norway — 0.7%
DNB ASA *	0.7	47,577	647
Other Securities	0.0		35
			682

Panama — 0.2%
Other Securities	0.2		149

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Peru — 0.2%
Other Securities	0.2%		$210

Philippines — 0.0%
Other Securities	0.0		33

Poland — 0.2%
Other Securities	0.2		223

Portugal — 0.1%
Other Securities	0.1		99

Qatar — 0.1%
Other Securities	0.1		136

Russia — 1.2%
Other Securities	1.2		1,171

Singapore — 1.7%
Other Securities	1.7		1,733

South Africa — 0.6%
Other Securities	0.6		601

South Korea — 5.1%
Hana Financial Group Inc	0.6	25,172	605
Samsung Electronics Co Ltd	1.6	38,828	1,590
Samsung Electronics Co Ltd GDR	0.5	529	542
Other Securities	2.4		2,467
			5,204

Spain — 1.2%
Other Securities	1.2		1,230

Sweden — 2.3%
Atlas Copco AB, Cl A	0.2	4,190	164
Atlas Copco AB, Cl B	0.5	15,075	532
Swedish Match AB	0.6	8,970	622
Other Securities	1.0		1,048
			2,366

Switzerland — 6.2%
Nestle SA	1.5	13,901	1,503
Novartis AG	1.7	19,854	1,716
Roche Holding AG	1.3	3,665	1,269
Other Securities	1.7		1,751
			6,239

SEI Institutional Investments Trust / Annual Report / May 31, 2020	95

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2020

Screened World Equity Ex-US Fund (Concluded)

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Taiwan — 2.3%
Taiwan Semiconductor Manufacturing Co Ltd	0.3%	37,000	$360
Taiwan Semiconductor Manufacturing Co Ltd ADR	0.9	17,558	884
Other Securities	1.1		1,042
			2,286

Thailand — 0.5%
Other Securities	0.5		542

Turkey — 1.0%
Other Securities	1.0		1,044

United Kingdom — 8.2%
Experian PLC	0.8	23,529	818
Rio Tinto PLC	0.5	8,789	469
Smiths Group PLC	0.7	45,858	741
Other Securities	6.2		6,285
			8,313

United States — 2.4%
Spotify Technology SA *	0.6	3,177	575
Other Securities	1.8		1,892
			2,467

Total Common Stock (Cost $85,737) ($ Thousands)			96,224

PREFERRED STOCK — 0.3%

Brazil — 0.1%
Other Securities (B)	0.1		110

Germany — 0.1%
Other Securities (B)	0.1		73

Spain — 0.1%
Other Securities (B)	0.1		87

Total Preferred Stock (Cost $464) ($ Thousands)			270

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

CASH EQUIVALENT — 1.4%
SEI Daily Income Trust, Government Fund, Cl F 0.090% **†	1.4%	1,455,753	$1,456

Total Cash Equivalent (Cost $1,456) ($ Thousands)			1,456

Total Investments in Securities — 96.8% (Cost $87,657)($ Thousands)			$97,950

96	SEI Institutional Investments Trust / Annual Report / May 31, 2020

A list of the open futures contracts held by the Fund at May 31, 2020, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Euro STOXX 50	13	Jun-2020	$401	$440	$30
FTSE 100 Index	2	Jun-2020	143	150	6
Hang Seng Index	2	Jul-2020	300	294	(6)
S&P TSX 60 Index	1	Jun-2020	133	132	(1)
SPI 200 Index	2	Jun-2020	182	191	6
TOPIX Index	1	Jun-2020	139	145	5

			$1,298	$1,352	$40

A list of the open forward foreign currency contracts held by the Fund at May 31, 2020, is as follows:

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized (Depreciation) (Thousands)
Brown Brothers Harriman	06/09/20	EUR	982	USD	1,066	$(27)

Percentages are based on a Net Assets of $101,167 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2020.

†	Investment in Affiliated Security (see Note 6).

(A)	Level 3 security in accordance with fair value hierarchy.

(B)	There is currently no rate available.

ADR — American Depositary Receipt

Cl — Class

EUR — Euro

FTSE — Financial Times Stock Exchange

GDR — Global Depositary Receipt

Ltd. — Limited

PLC — Public Limited Company

S&P — Standard & Poor’s

SPI — Share Price Index

TOPIX — Tokyo Price Index

TSX — Toronto Stock Exchange

USD — U.S. Dollar

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of May 31, 2020, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)(1)	Total ($)
Common Stock	96,224	–	–	96,224
Preferred Stock	270	–	–	270
Cash Equivalent	1,456	–	–	1,456

Total Investments in Securities	97,950	–	–	97,950

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	47	–	–	47
Unrealized Depreciation	(7)	–	–	(7)
Forwards Contracts*
Unrealized Depreciation	–	(27)	–	(27)

Total Other Financial Instruments	40	(27)	–	13

(1) A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

* Futures contracts and Forward contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended May 31, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2020 ($ Thousands):

Security Description	Value 5/31/2019	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 5/31/2020	Shares	Income	Capital Gains
SEI Daily Income Trust, Government Fund, Cl F	$ 2,276	$ 12,975	$ (13,795)	$ —	$ —	$ 1,456	1,455,753	$ 22	$ —

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2020	97

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2020

World Select Equity Fund

†Percentages are based on total investments.

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 91.9%

Argentina — 0.0%
Other Securities	0.0%		$89

Australia — 0.4%
Other Securities	0.4		1,841

Austria — 0.2%
Other Securities	0.2		724

Belgium — 0.1%
Other Securities	0.1		251

Brazil — 0.5%
Other Securities	0.5		2,264

Canada — 1.6%
Alimentation Couche-Tard Inc, Cl B	0.6	85,488	2,666
Other Securities	1.0		4,924

			7,590

China — 2.6%
Alibaba Group Holding Ltd ADR *	0.5	11,165	2,315
Other Securities	2.1		10,108

			12,423

Croatia — 0.1%
Other Securities	0.1		536

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Czech Republic — 0.2%
Other Securities	0.2%		$933

Denmark — 0.2%
Other Securities	0.2		1,153

Egypt — 0.0%
Other Securities	0.0		165

Estonia — 0.0%
Other Securities	0.0		215

Finland — 0.5%
Nokia Oyj	0.5	523,429	2,076
Other Securities	0.0		264

			2,340

France — 3.3%
Sanofi	0.5	24,256	2,362
Other Securities	2.8		13,421

			15,783

Germany — 2.6%
Allianz SE	1.0	24,861	4,503
MTU Aero Engines AG *	0.7	21,145	3,408
Other Securities	0.9		4,698

			12,609

Greece — 0.1%
Other Securities	0.1		448

Hong Kong — 1.9%
Tencent Holdings Ltd	0.5	42,790	2,266
Other Securities	1.4		6,898

			9,164

Hungary — 0.3%
Other Securities	0.3		1,223

India — 1.0%
Other Securities	1.0		4,670

98	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Indonesia — 0.2%
Other Securities	0.2%		$816

Ireland — 0.0%
Other Securities	0.0		29

Israel — 0.0%
Other Securities	0.0		159

Italy — 1.0%
Other Securities	1.0		4,758

Japan — 14.7%
Asahi Group Holdings Ltd	0.5	67,167	2,530
Central Japan Railway Co	0.5	14,300	2,447
Daito Trust Construction Co Ltd	0.6	26,601	2,811
East Japan Railway Co	0.5	27,500	2,157
FANUC Corp	0.4	11,300	2,015
Honda Motor Co Ltd	0.5	94,100	2,432
Japan Tobacco Inc	0.5	114,100	2,264
Nippon Telegraph & Telephone Corp	1.0	204,708	4,644
Nomura Holdings Inc	0.5	499,500	2,146
Oracle Corp Japan	0.0	703	82
Other Securities ‡	9.7		46,527

			70,055

Luxembourg — 0.2%
Other Securities	0.2		1,044

Malaysia — 0.1%
Other Securities	0.1		394

Mexico — 0.2%
Other Securities	0.2		859

Netherlands — 0.9%
Other Securities	0.9		4,233

New Zealand — 0.0%
Other Securities	0.0		83

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Nigeria — 0.0%
Other Securities	0.0%		$152

Norway — 0.1%
Other Securities	0.1		258

Peru — 0.0%
Other Securities	0.0		14

Philippines — 0.1%
Other Securities	0.1		668

Poland — 1.1%
Other Securities	1.1		5,022

Portugal — 0.0%
Other Securities	0.0		97

Qatar — 0.0%
Other Securities	0.0		23

Romania — 0.3%
Other Securities	0.3		1,551

Russia — 0.9%
Other Securities	0.9		4,056

Saudi Arabia — 0.2%
Other Securities	0.2		970

Singapore — 0.3%
Other Securities ‡	0.3		1,548

Slovenia — 0.4%
Other Securities	0.4		1,724

South Africa — 0.3%
Other Securities	0.3		1,465

SEI Institutional Investments Trust / Annual Report / May 31, 2020	99

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2020

World Select Equity Fund (Continued)

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

South Korea — 2.5%
Samsung Electronics Co Ltd	0.3%	37,592	$1,539
Samsung Electronics Co Ltd GDR	0.8	3,676	3,762
Other Securities	1.4		6,385

			11,686

Spain — 0.5%
Other Securities	0.5		2,163

Sweden — 0.9%
Other Securities	0.9		4,424

Switzerland — 0.9%
Other Securities	0.9		4,099

Taiwan — 1.7%
Other Securities	1.7		8,256

Thailand — 0.1%
Other Securities	0.1		598

Turkey — 0.4%
Other Securities ‡	0.4		1,660

United Arab Emirates — 0.1%
Other Securities	0.1		519

United Kingdom — 4.1%
Next PLC	0.5	38,927	2,341
Other Securities	3.6		16,989

			19,330

United States — 44.2%

Communication Services — 2.4%
AT&T Inc	0.9	130,862	4,038
Other Securities	1.5		7,467
			11,505

Consumer Discretionary — 7.7%
Advance Auto Parts Inc	0.6	21,300	2,967
AutoZone Inc *	1.1	4,360	5,005

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Consumer Discretionary (continued)
Lowe’s Cos Inc	0.7%	25,584	$3,335
Other Securities	5.3		25,552
			36,859

Consumer Staples — 2.9%
Conagra Brands Inc	0.5	68,188	2,372
Kroger Co/The	0.7	95,954	3,130
Other Securities	1.7		8,390
			13,892

Energy — 1.4%
Other Securities	1.4		6,634

Financials — 8.8%
Aflac Inc	0.9	116,101	4,234
Ally Financial Inc	0.5	147,580	2,574
American Express Co	0.6	32,041	3,046
Bank of America Corp	0.4	83,500	2,014
E*TRADE Financial Corp	0.5	47,300	2,154
Equitable Holdings Inc	0.5	128,398	2,454
Gentex Corp	0.5	96,729	2,558
Goldman Sachs Group Inc/The	0.7	16,560	3,254
Moody’s Corp	0.6	9,853	2,635
Progressive Corp/The	0.6	37,739	2,932
US Bancorp	0.6	82,182	2,922
Other Securities ‡	2.4		11,196
			41,973

Health Care — 6.2%
AmerisourceBergen Corp, Cl A	0.7	34,700	3,308
CVS Health Corp	0.7	47,500	3,115
Eli Lilly and Co	0.6	20,346	3,112
Johnson & Johnson	0.5	15,434	2,296
Merck & Co Inc	0.8	49,744	4,015
UnitedHealth Group Inc	1.0	15,728	4,795
Other Securities	1.9		9,099
			29,740

Industrials — 4.9%
Atlas Air Worldwide Holdings Inc *	0.5	57,190	2,234
Parker-Hannifin Corp	0.8	20,989	3,777
Union Pacific Corp	0.7	20,694	3,515
Other Securities	2.9		13,996
			23,522

Information Technology — 6.7%
Intel Corp	1.0	72,649	4,572
International Business Machines Corp	0.8	31,985	3,995
Mastercard Inc, Cl A	0.5	7,154	2,153

100	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Information Technology (continued)
Microsoft Corp	0.5%	12,503	$2,291
Oracle Corp	0.5	39,681	2,134
QUALCOMM Inc	0.6	37,086	3,000
Other Securities	2.8		13,694
			31,839

Materials — 2.3%
Packaging Corp of America	0.5	24,008	2,435
Other Securities	1.8		8,532
			10,967

Real Estate — 0.3%
Other Securities ‡	0.3		1,184

Utilities — 0.5%
Other Securities	0.5		2,187

Vietnam — 0.0%
Other Securities	0.0		34

Total Common Stock (Cost $460,881) ($ Thousands)			437,470

PREFERRED STOCK — 0.3%

Brazil — 0.1%
Other Securities (A)	0.1		490

Germany — 0.0%
Other Securities (A)	0.0		12

Russia — 0.2%
Other Securities (A)	0.2		782

Total Preferred Stock (Cost $1,735) ($ Thousands)			1,284

RIGHTS — 0.0%

Brazil — 0.0%
Other Securities	0.0		—

United States — 0.0%
Other Securities	0.0		2

Total Rights (Cost $–) ($ Thousands)			2

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

CASH EQUIVALENT — 0.8%
SEI Daily Income Trust, Government Fund, Cl F 0.090% **†	0.8%	3,966,317	$3,966

Total Cash Equivalent (Cost $3,966) ($ Thousands)			3,966

Total Investments in Securities — 93.0% (Cost $466,582)($ Thousands)			$442,722

		Contracts

PURCHASED OPTION(B)* — 0.0%

Total Purchased Option (Cost $68) ($ Thousands)		12,440,095	$92

SEI Institutional Investments Trust / Annual Report / May 31, 2020	101

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2020

World Select Equity Fund (Continued)

A list of the open exchange traded options contracts held by the Fund at May 31, 2020 is as follows:

Description	Number of Contracts	Notional Amount (Thousands)	Exercise Price	Expiration Date	Value (Thousands)

PURCHASED OPTION — 0.0%

Call Options
June 2020, NZD Call JPY Put*	12,440,095	$92	$66.30	6/2/2020	$92

Total Purchased Option		$92			$92

A list of the open futures contracts held by the Fund at May 31, 2020 is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Euro STOXX 50	151	Jun-2020	$4,981	$5,116	$70
FTSE 100 Index	24	Jun-2020	1,806	1,798	(17)
Hang Seng Index	24	Jul-2020	3,513	3,525	10
MSCI Emerging Markets	(473)	Jun-2020	(20,426)	(22,063)	(1,637)
MSCI Singapore Index	55	Jul-2020	1,111	1,121	1
OMX Stockholm 30	60	Jun-2020	963	1,037	42
S&P 500 Index E-MINI	365	Jun-2020	48,962	55,517	6,555
S&P TSX 60 Index	64	Jun-2020	7,743	8,480	656
SPI 200 Index	59	Jun-2020	4,642	5,629	608
TOPIX Index	(220)	Jun-2020	(28,258)	(31,836)	(3,775)

			$25,037	$28,324	$2,513

A list of the open forward foreign currency contracts held by the Fund at May 31, 2020 is as follows:

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Brown Brothers Harriman	06/25/20	USD	451	NZD	737	$5
Brown Brothers Harriman	06/25/20	USD	25	NZD	40	—
Brown Brothers Harriman	06/25/20	NZD	6	USD	3	—
Brown Brothers Harriman	06/25/20	NZD	488	USD	299	(3)
Brown Brothers Harriman	06/25/20	USD	772	NOK	7,695	20
Brown Brothers Harriman	06/25/20	USD	2	NOK	17	—
Brown Brothers Harriman	06/25/20	SGD	979	USD	691	(2)
Brown Brothers Harriman	06/25/20	USD	1,843	SGD	2,613	6
Brown Brothers Harriman	06/25/20	NOK	322	USD	33	—
Brown Brothers Harriman	06/25/20	NOK	2,002	USD	201	(5)
Brown Brothers Harriman	06/25/20	USD	3,204	DKK	21,817	54
Brown Brothers Harriman	06/25/20	AUD	70	USD	47	—
Brown Brothers Harriman	06/25/20	AUD	3,634	USD	2,391	(21)
Brown Brothers Harriman	06/25/20	USD	4,256	SEK	40,967	96
Brown Brothers Harriman	06/25/20	CHF	6,114	USD	6,310	(60)
Brown Brothers Harriman	06/25/20	DKK	8,306	USD	1,222	(19)
Brown Brothers Harriman	06/25/20	USD	8,610	AUD	13,106	87

102	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Brown Brothers Harriman	06/25/20	USD	527	AUD	792	$(2)
Brown Brothers Harriman	06/25/20	CAD	224	USD	163	1
Brown Brothers Harriman	06/25/20	CAD	9,101	USD	6,533	(53)
Brown Brothers Harriman	06/25/20	USD	13,912	CAD	19,390	119
Brown Brothers Harriman	06/25/20	USD	569	CAD	783	(2)
Brown Brothers Harriman	06/25/20	USD	16,390	CHF	15,899	177
Brown Brothers Harriman	06/25/20	GBP	1,510	USD	1,867	—
Brown Brothers Harriman	06/25/20	GBP	15,600	USD	19,057	(228)
Brown Brothers Harriman	06/25/20	USD	23,292	GBP	19,059	268
Brown Brothers Harriman	06/25/20	USD	606	GBP	490	—
Brown Brothers Harriman	06/25/20	SEK	30,891	USD	3,212	(70)
Brown Brothers Harriman	06/25/20	USD	37,916	JPY	4,087,693	43
Brown Brothers Harriman	06/25/20	USD	7,672	JPY	825,321	(8)
Brown Brothers Harriman	06/25/20	EUR	46,540	USD	51,016	(772)
Brown Brothers Harriman	06/25/20	USD	46,682	EUR	42,612	734
Brown Brothers Harriman	06/25/20	JPY	234,269	USD	2,177	2
Brown Brothers Harriman	06/25/20	JPY	8,973,370	USD	83,233	(95)
Brown Brothers Harriman	06/26/20	USD	5,904	HKD	45,824	5
Brown Brothers Harriman	06/26/20	HKD	6,330	USD	816	(1)

						$276

Percentages are based on a Net Assets of $476,296 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2020.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)	There is currently no rate available.

(B)	Refer to the table below for details on Options Contracts.

ADR — American Depositary Receipt

AUD — Australian Dollar

CAD — Canadian Dollar

CHF — Swiss Franc

Cl — Class

DKK — Danish Krone

EUR — Euro

FTSE — Financial Times and Stock Exchange

GBP — British Pound Sterling

GDR — Global Depositary Receipt

HKD — Hong Kong Dollar

JPY — Japanese Yen

Ltd. — Limited

MSCI — Morgan Stanley Capital International

NOK — Norwegian Krone

NZD — New Zealand Dollar

OMX — Offset Market Exchange

PLC — Public Limited Company

S&P — Standard & Poor’s

SGD — Singapore Dollar

SEK — Swedish Krona

SPI — Share Price Index

TOPIX — Tokyo Price Index

TSX — Toronto Stock Exchange

USD — United States Dollar

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of May 31, 2020, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	422,215	15,255	–	437,470
Preferred Stock	1,141	143	–	1,284
Rights	2	–	–	2
Cash Equivalent	3,966	–	–	3,966

Total Investments in Securities	427,324	15,398	–	442,722

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Purchased Options	92	–	–	92
Futures Contracts*
Unrealized Appreciation	7,942	–	–	7,942
Unrealized Depreciation	(5,429)	–	–	(5,429)
Forwards Contracts*
Unrealized Appreciation	–	1,617	–	1,617
Unrealized Depreciation	–	(1,341)	–	(1,341)

Total Other Financial Instruments	2,605	276	–	2,881

* Futures contracts and Forward contracts are valued at the unrealized appreciation (depreciation) on the instrument.

SEI Institutional Investments Trust / Annual Report / May 31, 2020	103

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2020

World Select Equity Fund (Concluded)

For the year ended May 31, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2020 ($ Thousands):

Security Description	Value 5/31/2019	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 5/31/2020	Shares	Income	Capital Gains
SEI Daily Income Trust, Government Fund, Cl F	$ 13,998	$ 206,482	$ (216,514)	$ —	$ —	$ 3,966	3,966,317	$ 141	$ —

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

104	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2020

Emerging Markets Equity Fund

Sector Weightings (Unaudited)†:

†Percentages are based on total investments.

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 92.9%

Argentina — 1.5%
MercadoLibre Inc *	1.0%	11,413	$9,720
Other Securities	0.5		5,727

			15,447

Austria — 0.1%
Other Securities	0.1		636

Bangladesh — 0.3%
Other Securities (A)	0.3		3,550

Brazil — 3.6%
Other Securities	3.6		36,515

Canada — 0.5%
Other Securities	0.5		4,679

Chile — 0.7%
Other Securities	0.7		6,760

China — 14.0%
Alibaba Group Holding Ltd ADR *	3.2	155,781	32,307
China Construction Bank Corp, Cl H	1.6	20,569,000	16,161
China Mobile Ltd	0.2	316,000	2,206
China Mobile Ltd ADR	0.3	75,609	2,658
JD.com Inc ADR *	0.6	103,700	5,634
Kweichow Moutai Co Ltd, Cl A	0.5	24,875	4,757
NetEase Inc ADR	0.8	20,975	8,031
Ping An Insurance Group Co of China Ltd, Cl A	0.0	50,600	501
Ping An Insurance Group Co of China Ltd, Cl H	1.1	1,082,000	10,679

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

China (continued)
Shenzhou International Group Holdings Ltd	0.5%	410,000	$4,874
Other Securities	5.2		53,234

			141,042

Colombia — 0.3%
Other Securities	0.3		3,214

Czech Republic — 0.1%
Other Securities	0.1		782

Egypt — 0.5%
Other Securities	0.5		5,421

Germany — 0.2%
Other Securities	0.2		2,206

Ghana — 0.0%
Other Securities	0.0		154

Greece — 0.6%
Other Securities	0.6		5,952

Hong Kong — 12.5%
AIA Group Ltd	0.7	838,840	6,802
Anhui Conch Cement Co Ltd, Cl H	0.8	1,104,000	8,268
Bank of China Ltd, Cl H	0.4	11,749,000	4,290
CNOOC Ltd	0.6	4,926,000	5,485
Industrial & Commercial Bank of China Ltd, Cl H	0.8	11,835,000	7,634
Tencent Holdings Ltd	2.8	535,281	28,342
WuXi AppTec Co Ltd, Cl H	0.5	428,820	4,537
Zhongsheng Group Holdings Ltd	0.5	945,000	4,852
Other Securities	5.4		55,491

			125,701

Hungary — 0.5%
Other Securities	0.5		4,868

India — 7.0%
HDFC Bank Ltd ADR	0.6	143,162	5,988
Hindustan Unilever Ltd	0.6	212,903	5,793
ITC Ltd *	0.6	2,417,145	6,308
Reliance Industries Ltd	0.5	237,059	4,591
WNS Holdings Ltd ADR *	0.5	112,936	5,459
Other Securities	4.2		42,432

			70,571

SEI Institutional Investments Trust / Annual Report / May 31, 2020	105

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2020

Emerging Markets Equity Fund (Continued)

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Indonesia — 1.5%
Other Securities	1.5%		$15,382

Ivory Coast — 0.1%
Other Securities	0.1		745

Kenya — 0.6%
Other Securities	0.6		5,859

Kuwait — 0.8%
National Bank of Kuwait SAKP	0.6	2,397,461	6,026
Other Securities	0.2		1,752

			7,778

Malaysia — 0.6%
Other Securities	0.6		5,637

Mauritius — 0.0%
Other Securities	0.0		584

Mexico — 2.1%
Wal-Mart de Mexico SAB de CV	0.5	1,960,500	4,917
Other Securities ‡	1.6		16,094

			21,011

Morocco — 0.3%
Other Securities	0.3		2,882

Nigeria — 0.4%
Other Securities	0.4		3,682

Oman — 0.0%
Other Securities	0.0		330

Pakistan — 0.2%
Other Securities	0.2		1,904

Panama — 0.1%
Other Securities	0.1		1,234

Peru — 1.1%
Credicorp Ltd	0.8	57,596	7,938
Other Securities	0.3		2,805

			10,743

Philippines — 2.7%
Ayala Corp	0.5	303,969	4,489
Robinsons Land Corp	0.3	11,904,032	3,476

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Philippines (continued)
Universal Robina	0.1%	344,390	$891
Other Securities	1.8		18,418

			27,274

Poland — 0.7%
Other Securities	0.7		6,657

Qatar — 0.1%
Other Securities	0.1		944

Romania — 0.2%
Other Securities	0.2		2,320

Russia — 4.0%
LUKOIL PJSC ADR	0.9	117,093	8,747
MMC Norilsk Nickel PJSC ADR	0.4	138,101	4,341
Sberbank of Russia PJSC ADR	0.7	615,166	6,995
Yandex NV, Cl A *	0.8	197,184	7,933
Other Securities	1.2		11,931

			39,947

Saudi Arabia — 0.5%
Other Securities	0.5		5,383

Singapore — 0.3%
Other Securities	0.3		2,628

South Africa — 1.9%
Other Securities	1.9		19,622

South Korea — 8.6%
Douzone Bizon Co Ltd	0.6	65,947	6,390
NCSoft Corp	0.7	10,347	6,600
Samsung Electronics Co Ltd	2.4	594,548	24,340
Other Securities	4.9		49,180

			86,510

Sri Lanka — 0.2%
Other Securities	0.2		1,858

Taiwan — 11.7%
Accton Technology Corp	0.6	707,000	5,687
Chailease Holding Co Ltd	0.4	1,035,047	4,016
Fubon Financial Holding Co Ltd	0.4	3,015,000	4,258
Silergy Corp	0.6	121,947	6,580
Taiwan Semiconductor Manufacturing Co Ltd	0.8	844,000	8,208

106	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Taiwan (continued)
Taiwan Semiconductor Manufacturing Co Ltd ADR	2.7%	540,447	$27,201
Other Securities	6.2		62,524

			118,474

Thailand — 2.9%
Home Product Center PCL	0.6	12,288,445	5,717
Other Securities	2.3		23,959

			29,676

Turkey — 0.8%
Other Securities	0.8		7,901

United Arab Emirates — 1.0%
Emaar Development PJSC	0.3	5,237,801	2,770
Emaar Properties PJSC	0.1	2,434,882	1,656
Other Securities	0.6		6,180

			10,606

United Kingdom — 3.7%
Halyk Savings Bank of Kazakhstan JSC GDR *	0.6	580,735	6,122
NAC Kazatomprom JSC GDR	0.5	356,840	5,210
Network International Holdings PLC	0.6	1,007,812	5,789
Wizz Air Holdings *	0.5	120,184	4,873
Other Securities	1.5		15,461

			37,455

United States — 1.2%
EPAM Systems Inc *	0.4	19,145	4,416
Other Securities	0.8		8,010

			12,426

Vietnam — 2.2%
Military Commercial Joint Stock Bank *	0.4	5,679,699	4,196
Vietnam Dairy Products JSC	0.4	923,314	4,561
Other Securities	1.4		13,906

			22,663

Total Common Stock (Cost $896,981) ($ Thousands)			937,613

		Number of Warrants

WARRANTS * — 1.4%

India — 0.1%
Other Securities	0.1		1,006

Luxembourg — 0.2%
Other Securities	0.2		1,937

Description	Percentage of Net Assets (%)	Number of Warrants	Market Value ($ Thousands)

WARRANTS (continued)

Thailand — 0.0%
Other Securities	0.0%		$11

United States — 1.0%
FPT Corp, Expires 03/31/21	0.5	2,586,533	5,274
Shandong Pharmaceutical Glass Co Ltd, Expires 02/19/20	0.5	732,732	4,715

			9,989

Vietnam — 0.1%
Other Securities	0.1		1,331

Total Warrants (Cost $9,670) ($ Thousands)			14,274

		Shares

PREFERRED STOCK (B) — 1.2%

Brazil — 0.6%
Other Securities	0.6		6,330

Chile — 0.1%
Other Securities	0.1		514

Colombia — 0.3%
Other Securities	0.3		2,727

South Korea — 0.2%
Samsung Electronics Co Ltd	0.2	54,209	1,875
Other Securities	0.0		476

			2,351

Total Preferred Stock (Cost $14,009) ($ Thousands)			11,922

EXCHANGE TRADED FUND — 0.2%
Other Securities	0.2		1,678

Total Exchange Traded Fund (Cost $1,514) ($ Thousands)			1,678

RIGHTS * — 0.0%

India — 0.0%
Other Securities	0.0		46

Total Rights (Cost $–) ($ Thousands)			46

SEI Institutional Investments Trust / Annual Report / May 31, 2020	107

SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2020

Emerging Markets Equity Fund (Concluded)

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

CASH EQUIVALENT — 1.8%
SEI Daily Income Trust, Government Fund, Cl F 0.090% **†	1.8%	18,307,221	$18,307

Total Cash Equivalent (Cost $18,307) ($ Thousands)			18,307

Total Investments in Securities — 97.5% (Cost $940,481)($ Thousands)			$983,840

A list of the open futures contracts held by the Fund at May 31, 2020 is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Thousands)
MSCI Emerging Markets	440	Jun-2020	$20,237	$20,524	$287

Percentages are based on a Net Assets of $1,008,763 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2020.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)	Level 3 security in accordance with fair value hierarchy.

(B)	There is currently no rate available.

ADR — American Depositary Receipt

Cl — Class

GDR — Global Depositary Receipt

JSC — Joint-Stock Company

Ltd. — Limited

MSCI — Morgan Stanley Capital International

PCL — Public Company Limited

PJSC — Public Joint-Stock Company

PLC — Public Limited Company

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of May 31, 2020, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)(1)	Total ($)
Common Stock	934,063	–	3,550	937,613
Warrants	–	14,274	–	14,274
Preferred Stock	11,922	–	–	11,922
Exchange Traded Fund	1,678	–	–	1,678
Rights	–	46	–	46
Cash Equivalent	18,307	–	–	18,307

Total Investments in Securities	965,970	14,320	3,550	983,840

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	287	–	–	287

Total Other Financial Instruments	287	–	–	287

(1) A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

* Futures contracts are valued at the unrealized appreciation on the instrument.

For the year ended May 31, 2020, there were transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

108	SEI Institutional Investments Trust / Annual Report / May 31, 2020

The following is a summary of Fund’s transactions with affiliates for the year ended May 31, 2020 ($ Thousands):

Security Description	Value 5/31/2019	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 5/31/2020	Shares	Income	Capital Gains
SEI Daily Income Trust, Government Fund, Cl F	$51,118	$256,626	$(289,437)	$–	$–	$18,307	18,307,221	$468	$–

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2020	109

SCHEDULE OF INVESTMENTS

May 31, 2020

Opportunistic Income Fund

Sector Weightings (Unaudited)†:

† Percentages based on total investments.

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES — 34.7%

Agency Mortgage-Backed Obligations — 2.6%
FHLMC
2.000%, 05/01/2035	$1,675	$1,729
FHLMC ARM
4.626%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+2.250%, 06/01/2035	634	662
4.614%, VAR ICE LIBOR USD 12 Month+2.470%, 03/01/2036	849	907
FHLMC Multifamily Structured Pass-Through Certificates, Ser K011, Cl X1, IO
0.174%, 11/25/2020 (A)	95,352	22
FHLMC Multifamily Structured Pass-Through Certificates, Ser K018, Cl X1, IO
1.300%, 01/25/2022 (A)	12,815	193
FHLMC Multifamily Structured Pass-Through Certificates, Ser K028, Cl X1, IO
0.267%, 02/25/2023 (A)	141,989	846
FHLMC REMIC, Ser 2010-83, Cl BA
5.000%, 08/25/2040	240	266
FHLMC REMICS CMO, Ser 2007-3311, Cl FN
0.484%, VAR ICE LIBOR USD 1 Month+0.300%, 05/15/2037	362	360
FNMA
6.000%, 10/01/2039 to 04/01/2040	419	485
6.000%, 09/01/2039 (B)	24	28
3.000%, 12/01/2030 (B)	626	662
3.000%, 05/01/2022	510	538
2.500%, 05/01/2050	1,680	1,742

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FNMA ARM
4.675%, VAR ICE LIBOR USD 12 Month+1.800%, 05/01/2034	$236	$246
4.600%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+2.246%, 08/01/2034	726	756
4.287%, VAR ICE LIBOR USD 12 Month+1.873%, 10/01/2033	202	212
4.240%, VAR ICE LIBOR USD 12 Month+1.777%, 09/01/2034	469	472
4.157%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+2.205%, 05/01/2035	235	246
4.106%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+2.332%, 04/01/2034	399	419
4.086%, VAR ICE LIBOR USD 12 Month+1.557%, 06/01/2035	146	148
4.038%, VAR ICE LIBOR USD 12 Month+1.601%, 06/01/2035	123	124
3.998%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+2.141%, 10/01/2033	424	442
3.951%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+2.184%, 07/01/2036	710	744
3.942%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+2.193%, 10/01/2024	26	26
3.900%, VAR ICE LIBOR USD 12 Month+1.770%, 10/01/2033	210	211
3.820%, VAR ICE LIBOR USD 12 Month+1.565%, 05/01/2037	650	679
3.742%, VAR ICE LIBOR USD 12 Month+1.490%, 10/01/2035	549	572
3.458%, VAR ICE LIBOR USD 6 Month+1.580%, 07/01/2034	174	179
3.260%, VAR ICE LIBOR USD 6 Month+1.433%, 03/01/2035	502	515
3.050%, VAR ICE LIBOR USD 12 Month+1.675%, 04/01/2033	178	181
FNMA REMICS CMO, Ser 2011-63, Cl FG
0.618%, VAR ICE LIBOR USD 1 Month+0.450%, 07/25/2041	716	719
FNMA REMICS CMO, Ser 2012-112, Cl BI, IO
3.000%, 09/25/2031	5,608	347
FNMA REMICS CMO, Ser 2012-136, Cl DC
1.750%, 09/25/2041	786	790
FNMA REMICS CMO, Ser 2012-137, Cl UE
1.750%, 09/25/2041	347	351
FNMA REMICS CMO, Ser 2015-46, Cl BA
3.000%, 05/25/2041	322	331

110	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FNMA STRIPS CMO, Ser 2011-406, Cl 6, IO
4.000%, 01/25/2041 (A)	$459	$64
FNMA, Ser 2017-M13, Cl FA
1.150%, VAR ICE LIBOR USD 1 Month+0.400%, 10/25/2024	249	248
GNMA ARM
3.195%, VAR ICE LIBOR USD 1 Month+1.693%, 12/20/2060	1,575	1,622
2.620%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+1.410%, 09/20/2060 to 11/20/2060	1,316	1,336
2.546%, VAR ICE LIBOR USD 1 Month+1.040%, 12/20/2060	1,812	1,840
2.324%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+1.125%, 11/20/2060	1,358	1,374
GNMA, Ser 2015-171, IO
0.867%, 11/16/2055 (A)	16,424	796
Mortgage-Linked Amortizing Notes, Ser 2012-1, Cl A10
2.060%, 01/15/2022	545	551
NCUA Guaranteed Notes CMO, Ser 2010-R3, Cl 2A
0.807%, VAR ICE LIBOR USD 1 Month+0.560%, 12/08/2020	239	239

		25,220

Non-Agency Mortgage-Backed Obligations — 32.1%
280 Park Avenue Mortgage Trust, Ser 2017- 280P, Cl D
1.720%, VAR ICE LIBOR USD 1 Month+1.537%, 09/15/2034 (C)	3,000	2,838
Adjustable Rate Mortgage Trust, Ser 2005-1, Cl 5M1
1.537%, VAR ICE LIBOR USD 1 Month+1.050%, 05/25/2035	2,880	2,814
Alternative Loan Trust, Ser 2007-8CB, Cl A5
0.668%, VAR ICE LIBOR USD 1 Month+0.500%, 05/25/2037	3,222	1,592
American Home Mortgage Investment Trust, Ser 2005-2, Cl 4A1
2.305%, VAR ICE LIBOR USD 6 Month+1.500%, 09/25/2045	321	316
Angel Oak Mortgage Trust I LLC, Ser 2017-2, Cl A1
2.478%, 07/25/2047 (A)(C)	93	93
Angel Oak Mortgage Trust I LLC, Ser 2018-3, Cl A1
3.649%, 09/25/2048 (A)(C)	120	121
Angel Oak Mortgage Trust I LLC, Ser 2019-1, Cl A1
3.920%, 11/25/2048 (A)(C)	1,698	1,722

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Angel Oak Mortgage Trust I LLC, Ser 2019-2, Cl A1
3.628%, 03/25/2049 (A)(C)	$347	$352
Angel Oak Mortgage Trust I LLC, Ser 2019-4, Cl A1
2.993%, 07/26/2049 (A)(C)	211	214
Angel Oak Mortgage Trust LLC, Ser 2017-1, Cl A1
2.810%, 01/25/2047 (A)(C)	13	12
Angel Oak Mortgage Trust LLC, Ser 2017-3, Cl A1
2.708%, 11/25/2047 (A)(C)	61	60
Angel Oak Mortgage Trust, Ser 2020-1, Cl A1
2.466%, 12/25/2059 (A)(C)	72	73
Arroyo Mortgage Trust, Ser 2018-1, Cl A1
3.763%, 04/25/2048 (A)(C)	1,590	1,616
Arroyo Mortgage Trust, Ser 2019-1, Cl A1
3.805%, 01/25/2049 (A)(C)	1,652	1,686
BAMLL Commercial Mortgage Securities Trust, Ser 2018-DSNY, Cl A
1.034%, VAR ICE LIBOR USD 1 Month+0.850%, 09/15/2034 (C)	700	651
Banc of America Funding, Ser 2005-F, Cl 4A1
4.155%, 09/20/2035 (A)	62	54
Banc of America Funding, Ser 2006-D, Cl 3A1
3.590%, 05/20/2036 (A)	51	48
Banc of America Funding, Ser 2006-I, Cl 1A1
3.913%, 12/20/2036 (A)	2,361	2,273
Banc of America Mortgage Trust, Ser 2003- K, Cl 2A1
3.913%, 12/25/2033 (A)	839	789
Banc of America Mortgage Trust, Ser 2004-A, Cl 2A2
3.871%, 02/25/2034 (A)	949	911
Banc of America Mortgage Trust, Ser 2004-D, Cl 2A1
3.846%, 05/25/2034 (A)	423	409
Banc of America Mortgage Trust, Ser 2004-L, Cl 1A1
4.385%, 01/25/2035 (A)	125	119
Banc of America Mortgage Trust, Ser 2005-A, Cl 2A1
3.673%, 02/25/2035 (A)	23	22
Bayview Commercial Asset Trust, Ser 2003- 2, Cl A
1.038%, VAR ICE LIBOR USD 1 Month+0.870%, 12/25/2033 (C)	770	740
Bayview Commercial Asset Trust, Ser 2004-1, Cl A
0.708%, VAR ICE LIBOR USD 1 Month+0.540%, 04/25/2034 (C)	3,853	3,799

SEI Institutional Investments Trust / Annual Report / May 31, 2020	111

SCHEDULE OF INVESTMENTS

May 31, 2020

Opportunistic Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Bayview Commercial Asset Trust, Ser 2004- 3, Cl A1
0.723%, VAR ICE LIBOR USD 1 Month+0.555%, 01/25/2035 (C)	$2,239	$2,204
Bayview Commercial Asset Trust, Ser 2004- 3, Cl M2
1.668%, VAR ICE LIBOR USD 1 Month+1.500%, 01/25/2035 (C)	175	172
Bayview Commercial Asset Trust, Ser 2005- 1A, Cl A2
0.693%, VAR ICE LIBOR USD 1 Month+0.525%, 04/25/2035 (C)	1,265	1,056
Bayview Commercial Asset Trust, Ser 2005- 3A, Cl M5
0.808%, VAR ICE LIBOR USD 1 Month+0.640%, 11/25/2035 (C)	782	603
Bayview Commercial Asset Trust, Ser 2005- 4A, Cl A1
0.468%, VAR ICE LIBOR USD 1 Month+0.300%, 01/25/2036 (C)	2,203	1,982
Bayview Commercial Asset Trust, Ser 2006- 2A, Cl A1
0.398%, VAR ICE LIBOR USD 1 Month+0.230%, 07/25/2036 (C)	778	695
Bayview Commercial Asset Trust, Ser 2006- 2A, Cl A2
0.448%, VAR ICE LIBOR USD 1 Month+0.280%, 07/25/2036 (C)	1,334	1,183
Bayview Commercial Asset Trust, Ser 2006- 4A, Cl A1
0.398%, VAR ICE LIBOR USD 1 Month+0.230%, 12/25/2036 (C)	575	513
Bayview Commercial Asset Trust, Ser 2007-1, Cl A1
0.388%, VAR ICE LIBOR USD 1 Month+0.220%, 03/25/2037 (C)	1,359	1,246
Bayview Commercial Asset Trust, Ser 2007-1, Cl A2
0.438%, VAR ICE LIBOR USD 1 Month+0.270%, 03/25/2037 (C)	510	465
BBCMS Mortgage Trust, Ser 2017-DELC, Cl B
1.214%, VAR ICE LIBOR USD 1 Month+1.030%, 08/15/2036 (C)	5,000	4,539
BBCMS Mortgage Trust, Ser 2017-DELC, Cl A
1.034%, VAR ICE LIBOR USD 1 Month+0.850%, 08/15/2036 (C)	1,000	940
BBCMS Mortgage Trust, Ser 2018-TALL, Cl C
1.305%, VAR ICE LIBOR USD 1 Month+1.121%, 03/15/2037 (C)	3,000	2,722
Bear Stearns Alt-A Trust, Ser 2003-5, Cl 2A1
3.573%, 12/25/2033 (A)	1,045	992
Bear Stearns Alt-A Trust, Ser 2004-7, Cl 2A1
4.015%, 08/25/2034 (A)	1,740	1,678

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Bear Stearns ARM Trust, Ser 2003-8, Cl 4A1
4.252%, 01/25/2034 (A)	$2,356	$2,298
Bear Stearns ARM Trust, Ser 2004-1, Cl 12A3
3.893%, 04/25/2034 (A)	1,376	1,286
Bear Stearns ARM Trust, Ser 2004-1, Cl 21A1
3.585%, 04/25/2034 (A)	309	290
Bear Stearns ARM Trust, Ser 2004-2, Cl 12A2
3.464%, 05/25/2034 (A)	1,260	1,127
Bear Stearns ARM Trust, Ser 2004-3, Cl 2A
3.911%, 07/25/2034 (A)	1,134	1,042
Bear Stearns ARM Trust, Ser 2004-5, Cl 2A
4.112%, 07/25/2034 (A)	1,018	975
Bear Stearns ARM Trust, Ser 2004-9, Cl 22A1
4.354%, 11/25/2034 (A)	1,001	939
Bear Stearns Commercial Mortgage Securities Trust, Ser 2005-PWR9, Cl C
5.055%, 09/11/2042 (A)	728	726
Bear Stearns Commercial Mortgage Securities Trust, Ser 2007-PW17, Cl C
5.744%, 06/11/2050 (A)(C)	1,510	1,471
Bear Stearns Commercial Mortgage Securities Trust, Ser 2007-T26, Cl AM
5.433%, 01/12/2045 (A)	574	529
Bellemeade Re, Ser 2018-3A, Cl M1B
2.018%, VAR ICE LIBOR USD 1 Month+1.850%, 10/25/2028 (C)	2,058	1,979
Bellemeade Re, Ser 2019-2A, Cl M1B
1.618%, VAR ICE LIBOR USD 1 Month+1.450%, 04/25/2029 (C)	490	483
Bellemeade Re, Ser 2019-3A, Cl M1A
1.268%, VAR ICE LIBOR USD 1 Month+1.100%, 07/25/2029 (C)	925	910
Bellemeade Re, Ser 2019-3A, Cl M1B
1.768%, VAR ICE LIBOR USD 1 Month+1.600%, 07/25/2029 (C)	3,000	2,661
BRAVO Residential Funding Trust, Ser 2019-1, Cl A1C
3.500%, 03/25/2058 (C)	2,211	2,233
BRAVO Residential Funding Trust, Ser 2019- NQM1, Cl A1
2.666%, 07/25/2059 (A)(C)	2,076	2,098
BRAVO Residential Funding Trust, Ser 2019- NQM2, Cl A1
2.748%, 11/25/2059 (A)(C)	1,602	1,599
Bunker Hill Loan Depositary Trust, Ser 2019- 1, Cl A1
3.613%, 10/26/2048 (C)	1,989	2,018
Bunker Hill Loan Depositary Trust, Ser 2019- 1, Cl A2
3.817%, 10/26/2048 (C)	230	234
BWAY Mortgage Trust, Ser 2013-1515, Cl A1
2.809%, 03/10/2033 (C)	183	186

112	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
BX Commercial Mortgage Trust, Ser 2018- BIOA, Cl C
1.305%, VAR ICE LIBOR USD 1 Month+1.121%, 03/15/2037 (C)	$2,939	$2,775
BX Commercial Mortgage Trust, Ser 2018- BIOA, Cl D
1.505%, VAR ICE LIBOR USD 1 Month+1.321%, 03/15/2037 (C)	2,000	1,885
BX Commercial Mortgage Trust, Ser 2018- IND, Cl D
1.484%, VAR ICE LIBOR USD 1 Month+1.300%, 11/15/2035 (C)	700	678
BX Commercial Mortgage Trust, Ser 2018- IND, Cl A
0.934%, VAR ICE LIBOR USD 1 Month+0.750%, 11/15/2035 (C)	163	159
BX Commercial Mortgage Trust, Ser 2019- XL, Cl A
1.104%, VAR ICE LIBOR USD 1 Month+0.920%, 10/15/2036 (C)	287	281
BX Commercial Mortgage Trust, Ser 2019- XL, Cl E
1.984%, VAR ICE LIBOR USD 1 Month+1.800%, 10/15/2036 (C)	1,194	1,130
BX Commercial Mortgage Trust, Ser 2020- BXLP, Cl E
1.784%, VAR ICE LIBOR USD 1 Month+1.600%, 12/15/2036 (C)	2,000	1,860
CAMB Commercial Mortgage Trust, Ser 2019- LIFE, Cl B
1.434%, VAR ICE LIBOR USD 1 Month+1.250%, 12/15/2037 (C)	3,000	2,895
CAMB Commercial Mortgage Trust, Ser 2019- LIFE, Cl E
2.334%, VAR ICE LIBOR USD 1 Month+2.150%, 12/15/2037 (C)	4,090	3,849
CGDBB Commercial Mortgage Trust, Ser 2017-BIOC, Cl D
1.784%, VAR ICE LIBOR USD 1 Month+1.600%, 07/15/2032 (C)	2,284	2,194
CGDBB Commercial Mortgage Trust, Ser 2017-BIOC, Cl B
1.154%, VAR ICE LIBOR USD 1 Month+0.970%, 07/15/2032 (C)	2,193	2,123
Chase Mortgage Finance Trust, Ser 2005-A1, Cl 2A3
3.793%, 12/25/2035 (A)	596	554
Chase Mortgage Finance Trust, Ser 2007-A1, Cl 7A1
4.212%, 02/25/2037 (A)	441	424
Chase Mortgage Finance Trust, Ser 2007-A1, Cl 1A3
4.149%, 02/25/2037 (A)	421	407

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Chase Mortgage Finance Trust, Ser 2007-A2, Cl 2A3
4.159%, 06/25/2035 (A)	$676	$650
CHL Mortgage Pass-Through Trust, Ser 2003- 46, Cl 2A1
3.860%, 01/19/2034 (A)	912	847
CHL Mortgage Pass-Through Trust, Ser 2004- 11, Cl 2A1
3.420%, 07/25/2034 (A)	817	776
CHL Mortgage Pass-Through Trust, Ser 2004- 8, Cl 2A1
4.500%, 06/25/2019	6	6
CHT Mortgage Trust, Ser 2017-CSMO, Cl B
1.584%, VAR ICE LIBOR USD 1 Month+1.400%, 11/15/2036 (C)	2,000	1,850
CIM Trust, Ser 2017-7, Cl A
3.000%, 04/25/2057 (A)(C)	585	583
Citigroup Commercial Mortgage Trust, Ser 2006-C4, Cl C
6.190%, 03/15/2049 (A)	1,344	1,349
Citigroup Commercial Mortgage Trust, Ser 2018-TBR, Cl A
1.014%, VAR ICE LIBOR USD 1 Month+0.830%, 12/15/2036 (C)	4,000	3,626
Citigroup Commercial Mortgage Trust, Ser 2019-SST2, Cl A
1.104%, VAR ICE LIBOR USD 1 Month+0.920%, 12/15/2036 (C)	700	677
Citigroup Mortgage Loan Trust, Ser 2005-2, Cl 1A2A
4.290%, 05/25/2035 (A)	720	716
Citigroup Mortgage Loan Trust, Ser 2007- AR5, Cl 1A2A
4.002%, 04/25/2037 (A)	301	271
Citigroup Mortgage Loan Trust, Ser 2015-2, Cl 5A1
0.737%, VAR ICE LIBOR USD 1 Month+0.250%, 03/25/2047 (C)	393	391
Citigroup Mortgage Loan Trust, Ser 2019- IMC1, Cl A1
2.720%, 07/25/2049 (A)(C)	73	72
COLT Mortgage Loan Trust, Ser 2018-3, Cl A1
3.692%, 10/26/2048 (A)(C)	266	270
COLT Mortgage Loan Trust, Ser 2018-4, Cl A1
4.006%, 12/28/2048 (A)(C)	243	246
COLT Mortgage Loan Trust, Ser 2019-1, Cl A1
3.705%, 03/25/2049 (A)(C)	1,530	1,538
COLT Mortgage Loan Trust, Ser 2019-2, Cl A1
3.337%, 05/25/2049 (A)(C)	1,025	1,032
COLT Mortgage Loan Trust, Ser 2019-3, Cl A1
2.764%, 08/25/2049 (A)(C)	1,128	1,125
COLT Mortgage Loan Trust, Ser 2019-4, Cl A1
2.579%, 11/25/2049 (A)(C)	1,491	1,489

SEI Institutional Investments Trust / Annual Report / May 31, 2020	113

SCHEDULE OF INVESTMENTS

May 31, 2020

Opportunistic Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
COMM Mortgage Trust, Ser 2013-300P, Cl E
4.394%, 08/10/2030 (A)(C)	$800	$705
COMM Mortgage Trust, Ser 2013-CR10, Cl XA, IO
0.662%, 08/10/2046 (A)	37,675	693
COMM Mortgage Trust, Ser 2014-CR14, Cl XA, IO
0.588%, 02/10/2047 (A)	26,024	469
COMM Mortgage Trust, Ser 2014-CR15, Cl D
4.745%, 02/10/2047 (A)(C)	700	557
COMM Mortgage Trust, Ser 2014-CR15, Cl A2
2.928%, 02/10/2047	391	392
Credit Suisse Commercial Mortgage Trust, Ser 2007-C2, Cl AJ
5.642%, 01/15/2049 (A)	30	30
Credit Suisse First Boston Mortgage Securities, Ser 2004-AR8, Cl 6A1
3.979%, 09/25/2034 (A)	235	236
Credit Suisse First Boston Mortgage Securities, Ser 2005-5, Cl 3A2
0.468%, VAR ICE LIBOR USD 1 Month+0.300%, 07/25/2035	1,466	1,379
CSFB Mortgage-Backed Pass-Through Certificates, Ser 2004-AR5, Cl 6A1
3.805%, 06/25/2034 (A)	2,358	2,324
CSMC Trust, Ser 2019-AFC1, Cl A1
2.573%, 07/25/2049 (C)	1,686	1,701
DBCG Mortgage Trust, Ser 2017-BBG, Cl C
1.184%, VAR ICE LIBOR USD 1 Month+1.000%, 06/15/2034 (C)	1,100	1,023
DBGS Mortgage Trust, Ser 2018-BIOD, Cl A
0.987%, VAR ICE LIBOR USD 1 Month+0.803%, 05/15/2035 (C)	2,784	2,646
DBUBS Mortgage Trust, Ser 2011-LC2A, Cl XA, IO
1.017%, 07/10/2044 (A)(C)	21,402	116
DBUBS Mortgage Trust, Ser 2011-LC3A, Cl A4
4.551%, 08/10/2044	1,236	1,261
Deephaven Residential Mortgage Trust, Ser 2017-1A, Cl A1
2.725%, 12/26/2046 (A)(C)	26	25
Deephaven Residential Mortgage Trust, Ser 2017-2A, Cl A1
2.453%, 06/25/2047 (A)(C)	74	74
Deephaven Residential Mortgage Trust, Ser 2017-3A, Cl A1
2.577%, 10/25/2047 (A)(C)	75	75
Deephaven Residential Mortgage Trust, Ser 2018-1A, Cl A1
2.976%, 12/25/2057 (A)(C)	123	124
Deephaven Residential Mortgage Trust, Ser 2018-3A, Cl A1
3.789%, 08/25/2058 (A)(C)	199	201

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Deephaven Residential Mortgage Trust, Ser 2019-3A, Cl A1
2.964%, 07/25/2059 (A)(C)	$172	$173
Deutsche Mortgage Securities Re-REMIC Trust Certificates, Ser 2007-WM1, Cl A1
3.658%, 06/27/2037 (A)(C)	1,272	1,201
Eagle Re, Ser 2020-1, Cl M1A
1.068%, VAR ICE LIBOR USD 1 Month+0.900%, 01/25/2030 (C)	1,950	1,850
Ellington Financial Mortgage Trust, Ser 2019- 2, Cl A2
2.892%, 11/25/2059 (A)(C)	1,762	1,754
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2014-DN2, Cl M2
1.818%, VAR ICE LIBOR USD 1 Month+1.650%, 04/25/2024	124	122
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2014-DN3, Cl M3
4.168%, VAR ICE LIBOR USD 1 Month+4.000%, 08/25/2024	–	–
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2014-HQ1, Cl M3
4.268%, VAR ICE LIBOR USD 1 Month+4.100%, 08/25/2024	882	888
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2014-HQ2, Cl M3
3.918%, VAR ICE LIBOR USD 1 Month+3.750%, 09/25/2024	1,597	1,597
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2014-HQ3, Cl M3
4.918%, VAR ICE LIBOR USD 1 Month+4.750%, 10/25/2024	1,619	1,655
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2015-DN1, Cl M3
4.318%, VAR ICE LIBOR USD 1 Month+4.150%, 01/25/2025	1,417	1,436
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2015-DNA3, Cl M2
3.018%, VAR ICE LIBOR USD 1 Month+2.850%, 04/25/2028	102	102
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2015-DNA3, Cl M3
4.868%, VAR ICE LIBOR USD 1 Month+4.700%, 04/25/2028	1,550	1,615
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2015-DNA3, Cl M3F
3.868%, VAR ICE LIBOR USD 1 Month+3.700%, 04/25/2028	992	987
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2015-HQ1, Cl M3
3.968%, VAR ICE LIBOR USD 1 Month+3.800%, 03/25/2025	347	352

114	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2015-HQ2, Cl M3
3.418%, VAR ICE LIBOR USD 1 Month+3.250%, 05/25/2025	$1,831	$1,814
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2017-DNA1, Cl M1
1.368%, VAR ICE LIBOR USD 1 Month+1.200%, 07/25/2029	313	313
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2018-DNA1, Cl M2
1.968%, VAR ICE LIBOR USD 1 Month+1.800%, 07/25/2030	946	897
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2018-HQA1, Cl M2
2.468%, VAR ICE LIBOR USD 1 Month+2.300%, 09/25/2030	1,309	1,220
Flagstar Mortgage Trust, Ser 2018-5, Cl A7
4.000%, 09/25/2048 (A)(C)	98	98
FNMA Connecticut Avenue Securities, Ser 2014-C04, Cl 1M2
5.068%, VAR ICE LIBOR USD 1 Month+4.900%, 11/25/2024	3,243	3,349
FNMA Connecticut Avenue Securities, Ser 2016-C03, Cl 2M2
6.068%, VAR ICE LIBOR USD 1 Month+5.900%, 10/25/2028	354	375
FNMA Connecticut Avenue Securities, Ser 2016-C06, Cl 1M2
4.418%, VAR ICE LIBOR USD 1 Month+4.250%, 04/25/2029	1,519	1,567
FNMA Connecticut Avenue Securities, Ser 2018-C03, Cl 1M2
2.318%, VAR ICE LIBOR USD 1 Month+2.150%, 10/25/2030	1,023	992
FNMA Connecticut Avenue Securities, Ser 2018-C03, Cl 1EA2
1.018%, VAR ICE LIBOR USD 1 Month+0.850%, 10/25/2030	371	360
FNMA Connecticut Avenue Securities, Ser 2018-C05, Cl 1M2
2.518%, VAR ICE LIBOR USD 1 Month+2.350%, 01/25/2031	1,457	1,413
FREMF Mortgage Trust, Ser 2013-K28, Cl C
3.490%, 06/25/2046 (A)(C)	1,460	1,426
FREMF Mortgage Trust, Ser 2015-K718, Cl B
3.541%, 02/25/2048 (A)(C)	1,500	1,527
Galton Funding Mortgage Trust, Ser 2018-1, Cl A43
3.500%, 11/25/2057 (A)(C)	1,582	1,592
GCAT Trust, Ser 2019-NQM2, Cl A1
2.855%, 09/25/2059 (C)	1,699	1,737

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Greenwich Capital Commercial Funding, Ser 2006-GG7, Cl AM
5.619%, 07/10/2038 (A)	$686	$681
GS Mortgage Securities Trust, Ser 2010-C2, Cl A1
3.849%, 12/10/2043 (C)	2	2
GS Mortgage Securities Trust, Ser 2010-C2, Cl XA, IO
0.036%, 12/10/2043 (A)(C)	32,974	5
GS Mortgage Securities Trust, Ser 2011-GC3, Cl X, IO
0.653%, 03/10/2044 (A)(C)	23,713	38
GS Mortgage Securities Trust, Ser 2012-ALOHA, Cl D
4.130%, 04/10/2034 (A)(C)	1,000	900
GS Mortgage Securities Trust, Ser 2017- 500K, Cl D
1.550%, VAR ICE LIBOR USD 1 Month+1.300%, 07/15/2032 (C)	3,750	3,602
GS Mortgage Securities Trust, Ser 2017- 500K, Cl A
0.884%, VAR ICE LIBOR USD 1 Month+0.700%, 07/15/2032 (C)	535	522
GS Mortgage Securities Trust, Ser 2020- DUNE, Cl B
1.534%, VAR ICE LIBOR USD 1 Month+1.350%, 12/15/2036 (C)	500	405
GS Mortgage Securities Trust, Ser 2020- DUNE, Cl E
2.684%, VAR ICE LIBOR USD 1 Month+2.500%, 12/15/2036 (C)	400	314
GSR Mortgage Loan Trust, Ser 2005-AR1, Cl 1A1
4.311%, 01/25/2035 (A)	83	78
GSR Mortgage Loan Trust, Ser 2005-AR2, Cl 1A2
4.013%, 04/25/2035 (A)	360	337
GSR Mortgage Loan Trust, Ser 2005-AR6, Cl 3A1
3.662%, 09/25/2035 (A)	246	237
HarborView Mortgage Loan Trust, Ser 2004- 6, Cl 4A
4.144%, 08/19/2034 (A)	1,332	1,321
Hilton Orlando Trust, Ser 2018-ORL, Cl B
1.234%, VAR ICE LIBOR USD 1 Month+1.050%, 12/15/2034 (C)	2,900	2,622
Hilton USA Trust, Ser 2016-HHV, Cl D
4.194%, 11/05/2038 (A)(C)	3,910	3,474
HMH Trust, Ser 2017-NSS, Cl E
6.292%, 07/05/2031 (C)	3,613	3,242
Homeward Opportunities Fund I Trust, Ser 2018-1, Cl A1
3.766%, 06/25/2048 (A)(C)	985	996

SEI Institutional Investments Trust / Annual Report / May 31, 2020	115

SCHEDULE OF INVESTMENTS

May 31, 2020

Opportunistic Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Hudson’s Bay Simon JV Trust, Ser 2015-HBFL, Cl BFL
3.382%, VAR ICE LIBOR USD 1 Month+2.400%, 08/05/2034 (C)	$2,000	$1,783
Hudson’s Bay Simon JV Trust, Ser 2015-HBFL, Cl CFL
3.782%, VAR ICE LIBOR USD 1 Month+2.800%, 08/05/2034 (C)	3,435	3,043
Impac CMB Trust, Ser 2004-5, Cl 1A1
0.888%, VAR ICE LIBOR USD 1 Month+0.720%, 10/25/2034	1,597	1,567
Impac CMB Trust, Ser 2004-6, Cl 1A2
0.948%, VAR ICE LIBOR USD 1 Month+0.780%, 10/25/2034	1,532	1,481
Impac Secured Assets Trust, Ser 2007-2, Cl 2A
0.418%, VAR ICE LIBOR USD 1 Month+0.250%, 04/25/2037	320	313
IndyMac INDA Mortgage Loan Trust, Ser 2007-AR3, Cl 1A1
4.394%, 07/25/2037 (A)	1,449	1,266
IndyMac INDX Mortgage Loan Trust, Ser 2007-FLX3, Cl A1
0.408%, VAR ICE LIBOR USD 1 Month+0.240%, 06/25/2037	522	463
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2006-CIBC15, Cl AM
5.855%, 06/12/2043 (A)	332	330
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2006-LDP8, Cl E
5.885%, 05/15/2045 (A)(C)	349	344
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2011-C3, Cl XA, IO
0.947%, 02/15/2046 (A)(C)	13,725	47
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2015-UES, Cl A
2.933%, 09/05/2032 (C)	3,000	2,977
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2019-MFP, Cl B
1.344%, VAR ICE LIBOR USD 1 Month+1.160%, 07/15/2036 (C)	2,000	1,860
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2020-NNN, Cl CFL
1.482%, VAR ICE LIBOR USD 1 Month+1.300%, 01/16/2037 (C)	2,000	1,894
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2020-NNN, Cl XAFX, IO
1.876%, 01/16/2037 (A)(C)	12,500	892
JPMorgan Mortgage Trust, Ser 2005-A3, Cl 6A2
3.839%, 06/25/2035 (A)	586	567

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Mortgage Trust, Ser 2005-A3, Cl 6A5
3.839%, 06/25/2035 (A)	$592	$573
JPMorgan Mortgage Trust, Ser 2005-A4, Cl 4A2
4.292%, 07/25/2035 (A)	1,024	996
JPMorgan Mortgage Trust, Ser 2006-A2, Cl 5A3
4.112%, 11/25/2033 (A)	199	195
JPMorgan Mortgage Trust, Ser 2007-A1, Cl 4A2
4.686%, 07/25/2035 (A)	266	254
JPMorgan Mortgage Trust, Ser 2007-A1, Cl 5A2
3.969%, 07/25/2035 (A)	700	669
JPMorgan Mortgage Trust, Ser 2007-A1, Cl 1A1
4.572%, 07/25/2035 (A)	1,308	1,271
JPMorgan Mortgage Trust, Ser 2007-A4, Cl 1A1
3.782%, 06/25/2037 (A)	48	41
JPMorgan Mortgage Trust, Ser 2018-7FRB, Cl A2
0.918%, VAR ICE LIBOR USD 1 Month+0.750%, 04/25/2046 (C)	210	202
KNDL Mortgage Trust, Ser 2019-KNSQ, Cl A
0.984%, VAR ICE LIBOR USD 1 Month+0.800%, 05/15/2036 (C)	150	146
LSTAR Securities Investment, Ser 2019-4, Cl A1
1.673%, VAR ICE LIBOR USD 1 Month+1.500%, 05/01/2024 (C)	360	335
MASTR Adjustable Rate Mortgages Trust, Ser 2005-6, Cl 5A1
3.295%, 07/25/2035 (A)	35	31
MASTR Alternative Loan Trust, Ser 2003-5, Cl 4A1
5.500%, 07/25/2033	1,488	1,542
Mellon Residential Funding, Ser 1999-TBC3, Cl A2
2.611%, 10/20/2029 (A)	205	194
Mellon Residential Funding, Ser 2001-TBC1, Cl A1
0.884%, VAR ICE LIBOR USD 1 Month+0.700%, 11/15/2031	1,125	1,087
Merrill Lynch Mortgage Investors Trust, Ser 2003-E, Cl A1
0.788%, VAR ICE LIBOR USD 1 Month+0.620%, 10/25/2028	743	717
Merrill Lynch Mortgage Investors Trust, Ser 2003-G, Cl A1
0.808%, VAR ICE LIBOR USD 1 Month+0.640%, 01/25/2029	498	468

116	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Merrill Lynch Mortgage Investors Trust, Ser 2004-1, Cl 2A1
3.529%, 12/25/2034 (A)	$957	$920
Merrill Lynch Mortgage Investors Trust, Ser 2005-A, Cl A1
0.628%, VAR ICE LIBOR USD 1 Month+0.460%, 03/25/2030	815	767
Merrill Lynch Mortgage Investors Trust, Ser 2005-A2, Cl A2
3.731%, 02/25/2035 (A)	2,492	2,477
Merrill Lynch Mortgage Investors Trust, Ser 2005-A2, Cl A3
3.731%, 02/25/2035 (A)	689	683
Merrill Lynch Mortgage Investors Trust, Ser 2005-A2, Cl A5
3.731%, 02/25/2035 (A)	511	508
Merrill Lynch Mortgage Investors Trust, Ser 2005-A4, Cl 1A
4.000%, 07/25/2035 (A)	373	261
Merrill Lynch Mortgage Investors Trust, Ser 2007-1, Cl 2A1
4.036%, 01/25/2037 (A)	2,407	2,262
MFA Trust, Ser 2017-RPL1, Cl A1
2.588%, 02/25/2057 (A)(C)	107	108
Morgan Stanley Capital I Trust, Ser 2006- T23, Cl D
6.191%, 08/12/2041 (A)(C)	977	984
Morgan Stanley Capital I Trust, Ser 2007- T25, Cl AJ
5.574%, 11/12/2049 (A)	2,333	2,359
Morgan Stanley Capital I Trust, Ser 2007- T27, Cl AJ
6.014%, 06/11/2042 (A)	1,587	1,590
Morgan Stanley Capital I Trust, Ser 2011-C1, Cl G
4.193%, 09/15/2047 (C)	1,000	863
Morgan Stanley Capital I Trust, Ser 2017- CLS, Cl D
1.584%, VAR ICE LIBOR USD 1 Month+1.400%, 11/15/2034 (C)	3,400	3,252
Morgan Stanley Capital I Trust, Ser 2018- BOP, Cl E
2.134%, VAR ICE LIBOR USD 1 Month+1.950%, 06/15/2035 (C)	3,442	3,012
Morgan Stanley Capital I Trust, Ser 2018- SUN, Cl A
1.084%, VAR ICE LIBOR USD 1 Month+0.900%, 07/15/2035 (C)	3,000	2,805
Morgan Stanley Mortgage Loan Trust, Ser 2004-10AR, Cl 1A
4.454%, 11/25/2034 (A)	725	681

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Morgan Stanley Mortgage Loan Trust, Ser 2004-5AR, Cl 3A1
3.663%, 07/25/2034 (A)	$478	$469
Morgan Stanley Mortgage Loan Trust, Ser 2004-8AR, Cl 4A2
3.967%, 10/25/2034 (A)	1,509	1,473
Mortgage Insurance-Linked Notes, Ser 2020- 1, Cl M1A
1.118%, VAR ICE LIBOR USD 1 Month+0.950%, 02/25/2030 (C)	1,503	1,452
MortgageIT Trust, Ser 2005-1, Cl 2A
1.620%, VAR ICE LIBOR USD 1 Month+1.250%, 02/25/2035	772	748
MortgageIT Trust, Ser 2005-2, Cl 1A1
0.688%, VAR ICE LIBOR USD 1 Month+0.520%, 05/25/2035	651	634
Motel 6 Trust, Ser 2017-MTL6, Cl A
1.104%, VAR ICE LIBOR USD 1 Month+0.920%, 08/15/2034 (C)	982	923
MRFC Mortgage Pass-Through Trust, Ser 2002-TBC2, Cl A
1.044%, VAR ICE LIBOR USD 1 Month+0.860%, 08/15/2032	421	388
MSCG Trust, Ser 2018-SELF, Cl A
1.084%, VAR ICE LIBOR USD 1 Month+0.900%, 10/15/2037 (C)	245	236
MSCG Trust, Ser 2018-SELF, Cl D
1.834%, VAR ICE LIBOR USD 1 Month+1.650%, 10/15/2037 (C)	2,102	1,968
MSSG Trust, Ser 2017-237P, Cl XA, IO
0.343%, 09/13/2039 (A)(C)	27,151	638
MSSG Trust, Ser 2017-237P, Cl D
3.865%, 09/13/2039 (C)	2,457	2,207
MSSG Trust, Ser 2017-237P, Cl XB, IO
0.050%, 09/13/2039 (A)(C)	16,790	105
MTRO Commercial Mortgage Trust, Ser 2019- TECH, Cl A
1.084%, VAR ICE LIBOR USD 1 Month+0.900%, 12/15/2033 (C)	455	429
New Residential Mortgage Loan Trust, Ser 2017-3A, Cl A1
4.000%, 04/25/2057 (A)(C)	266	280
New Residential Mortgage Loan Trust, Ser 2017-5A, Cl A1
1.668%, VAR ICE LIBOR USD 1 Month+1.500%, 06/25/2057 (C)	2,140	2,122
New Residential Mortgage Loan Trust, Ser 2017-6A, Cl A1
4.000%, 08/27/2057 (A)(C)	670	705
New Residential Mortgage Loan Trust, Ser 2018-1A, Cl A1A
4.000%, 12/25/2057 (A)(C)	964	1,015

SEI Institutional Investments Trust / Annual Report / May 31, 2020	117

SCHEDULE OF INVESTMENTS

May 31, 2020

Opportunistic Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
New Residential Mortgage Loan Trust, Ser 2018-4A, Cl A1S
0.918%, VAR ICE LIBOR USD 1 Month+0.750%, 01/25/2048 (C)	$3,256	$3,180
Nomura Asset Acceptance Alternative Loan Trust, Ser 2004-AR3, Cl M1
1.308%, VAR ICE LIBOR USD 1 Month+1.140%, 11/25/2034	1,476	1,462
Nomura Asset Acceptance Alternative Loan Trust, Ser 2004-AR4, Cl M1
1.268%, VAR ICE LIBOR USD 1 Month+1.100%, 12/25/2034	1,771	1,716
Nomura Resecuritization Trust, Ser 2015-1R, Cl 5A1
2.861%, VAR 12 Month Treas Avg+0.990%, 06/26/2046 (C)	1,590	1,551
OBX Trust, Ser 2018-1, Cl A2
0.818%, VAR ICE LIBOR USD 1 Month+0.650%, 06/25/2057 (C)	1,982	1,936
OBX Trust, Ser 2018-EXP1, Cl 2A1
1.018%, VAR ICE LIBOR USD 1 Month+0.850%, 04/25/2048 (C)	2,778	2,811
OBX Trust, Ser 2018-EXP2, Cl 1A1
4.000%, 07/25/2058 (A)(C)	1,081	1,096
OBX Trust, Ser 2019-INV1, Cl A8
4.000%, 11/25/2048 (A)(C)	251	252
OBX Trust, Ser 2020-INV1, Cl A11
1.387%, VAR ICE LIBOR USD 1 Month+0.900%, 12/25/2049 (C)	1,702	1,595
One Market Plaza Trust, Ser 2017-1MKT, Cl D
4.146%, 02/10/2032 (C)	1,275	1,269
One Market Plaza Trust, Ser 2017-MKT, Cl C
4.016%, 02/10/2032 (C)	1,935	1,974
PHH Mortgage Trust, Ser 2008-CIM2, Cl 1A1
2.620%, VAR ICE LIBOR USD 1 Month+2.250%, 07/25/2038	668	609
Provident Funding Mortgage Loan Trust, Ser 2003-1, Cl A
4.232%, 08/25/2033 (A)	741	694
Provident Funding Mortgage Loan Trust, Ser 2005-2, Cl 3A
4.439%, 10/25/2035 (A)	314	309
Provident Funding Mortgage Loan Trust, Ser 2005-2, Cl 2A1A
4.051%, 10/25/2035 (A)	466	449
Radnor Re, Ser 2019-2, Cl M1B
1.918%, VAR ICE LIBOR USD 1 Month+1.750%, 06/25/2029 (C)	1,000	894
RALI Trust, Ser 2007-QO3, Cl A1
0.328%, VAR ICE LIBOR USD 1 Month+0.160%, 03/25/2047	724	635

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Residential Accredit Loans, Ser 2006-QO10, Cl A1
0.328%, VAR ICE LIBOR USD 1 Month+0.160%, 01/25/2037	$2,536	$2,274
Residential Asset Securitization Trust, Ser 2007-A8, Cl 3A1
6.211%, 08/25/2022 (A)	521	385
Residential Mortgage Loan Trust, Ser 2020- 1, Cl A1
2.376%, 02/25/2024 (A)(C)	126	124
RMF Buyout Issuance Trust, Ser 2020-1, Cl A
2.158%, 02/25/2030 (A)(C)	188	188
Sequoia Mortgage Trust, Ser 2002-10, Cl 1A
0.971%, VAR ICE LIBOR USD 1 Month+0.800%, 10/20/2027	623	592
Sequoia Mortgage Trust, Ser 2002-9, Cl 1A
0.871%, VAR ICE LIBOR USD 1 Month+0.700%, 09/20/2032	631	584
Sequoia Mortgage Trust, Ser 2004-12, Cl A1
0.711%, VAR ICE LIBOR USD 1 Month+0.540%, 01/20/2035	2,359	2,145
Sequoia Mortgage Trust, Ser 2004-3, Cl A
1.625%, VAR ICE LIBOR USD 6 Month+0.500%, 05/20/2034	1,113	1,066
Sequoia Mortgage Trust, Ser 2004-5, Cl A1
2.908%, 06/20/2034 (A)	1,259	1,182
Sequoia Mortgage Trust, Ser 2013-1, Cl 1A1
1.450%, 02/25/2043 (A)	554	553
SG Residential Mortgage Trust, Ser 2018-1, Cl A1
3.425%, 04/27/2048 (A)(C)	73	72
Spruce Hill Mortgage Loan Trust, Ser 2019- SH1, Cl A1
3.395%, 04/29/2049 (A)(C)	180	181
Starwood Mortgage Residential Trust, Ser 2018-IMC1, Cl A1
3.793%, 03/25/2048 (A)(C)	1,532	1,542
Starwood Mortgage Residential Trust, Ser 2020-1, Cl A1
2.275%, 02/25/2050 (A)(C)	245	245
Structured Adjustable Rate Mortgage Loan Trust, Ser 2004-2, Cl 4A2
3.650%, 03/25/2034 (A)	968	907
Structured Adjustable Rate Mortgage Loan Trust, Ser 2004-9XS, Cl A
0.538%, VAR ICE LIBOR USD 1 Month+0.370%, 07/25/2034	2,949	2,920
Structured Adjustable Rate Mortgage Loan Trust, Ser 2005-7, Cl 1A3
3.693%, 04/25/2035 (A)	919	851

118	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Structured Asset Mortgage Investments II Trust, Ser 2004-AR5, Cl 1A1
0.832%, VAR ICE LIBOR USD 1 Month+0.660%, 10/19/2034	$950	$904
Structured Asset Mortgage Investments II Trust, Ser 2004-AR8, Cl A1
0.852%, VAR ICE LIBOR USD 1 Month+0.680%, 05/19/2035	1,976	1,847
Thornburg Mortgage Securities Trust, Ser 2003-4, Cl A1
0.808%, VAR ICE LIBOR USD 1 Month+0.640%, 09/25/2043	766	735
Thornburg Mortgage Securities Trust, Ser 2004-3, Cl A
0.908%, VAR ICE LIBOR USD 1 Month+0.740%, 09/25/2034	3,663	3,355
Thornburg Mortgage Securities Trust, Ser 2005-1, Cl A3
3.650%, 04/25/2045 (A)	1,473	1,379
Thornburg Mortgage Securities Trust, Ser 2007-1, Cl A2B
1.985%, VAR ICE LIBOR USD 12 Month+1.300%, 03/25/2037	1,122	963
Thornburg Mortgage Securities Trust, Ser 2007-4, Cl 3A1
3.992%, 09/25/2037 (A)	274	273
UBS Commercial Mortgage Trust, Ser 2012- C1, Cl XA, IO
2.069%, 05/10/2045 (A)(C)	9,320	256
Velocity Commercial Capital Loan Trust, Ser 2017-1, Cl AFL
1.418%, VAR ICE LIBOR USD 1 Month+1.250%, 05/25/2047 (C)	633	629
Velocity Commercial Capital Loan Trust, Ser 2020-1, Cl AFX
2.610%, 02/25/2050 (A)(C)	1,468	1,430
Verus Securitization Trust, Ser 2019-2, Cl A1
3.211%, 05/25/2059 (A)(C)	208	209
Verus Securitization Trust, Ser 2020-1, Cl A1
2.417%, 01/25/2060 (A)(C)	122	122
WaMu Commercial Mortgage Securities Trust, Ser 2007-SL2, Cl D
4.170%, 12/27/2049 (A)(C)	1,500	1,454
WaMu Mortgage Pass-Through Certificates, Ser 2003-AR10, Cl A7
4.192%, 10/25/2033 (A)	1,152	1,113
WaMu Mortgage Pass-Through Certificates, Ser 2003-AR7, Cl A7
4.404%, 08/25/2033 (A)	692	663
WaMu Mortgage Pass-Through Certificates, Ser 2003-AR9, Cl 1A6
4.305%, 09/25/2033 (A)	1,180	1,118

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
WaMu Mortgage Pass-Through Certificates, Ser 2004-AR1, Cl A
3.838%, 03/25/2034 (A)	$3,476	$3,331
WaMu Mortgage Pass-Through Certificates, Ser 2004-AR10, Cl A1B
0.588%, VAR ICE LIBOR USD 1 Month+0.420%, 07/25/2044	285	269
WaMu Mortgage Pass-Through Certificates, Ser 2004-AR11, Cl A
4.212%, 10/25/2034 (A)	858	822
WaMu Mortgage Pass-Through Certificates, Ser 2004-AR14, Cl A1
3.840%, 01/25/2035 (A)	1,655	1,620
WaMu Mortgage Pass-Through Certificates, Ser 2004-AR2, Cl A
3.091%, VAR 12 Month Treas
Avg+1.400%, 04/25/2044	2,824	2,608
WaMu Mortgage Pass-Through Certificates, Ser 2004-AR9, Cl A7
4.338%, 08/25/2034 (A)	2,883	2,778
WaMu Mortgage Pass-Through Certificates, Ser 2004-CB2, Cl 1A
5.000%, 07/25/2034	446	459
WaMu Mortgage Pass-Through Certificates, Ser 2005-AR13, Cl A1A2
3.141%, VAR 12 Month Treas Avg+1.450%, 10/25/2045	240	232
WaMu Mortgage Pass-Through Certificates, Ser 2005-AR13, Cl A1A1
0.458%, VAR ICE LIBOR USD 1 Month+0.290%, 10/25/2045	1,338	1,275
WaMu Mortgage Pass-Through Certificates, Ser 2006-AR1, Cl 2A1A
2.761%, VAR 12 Month Treas
Avg+1.070%, 01/25/2046	1,086	1,039
Wells Fargo Commercial Mortgage Trust, Ser 2012-LC5, Cl AS
3.539%, 10/15/2045	275	283
Wells Fargo Commercial Mortgage Trust, Ser 2020-SOP, Cl B
1.694%, VAR ICE LIBOR USD 1 Month+1.510%, 01/15/2035 (C)	2,000	1,840
Wells Fargo Mortgage Backed Securities Trust, Ser 2019-2, Cl A3
4.000%, 04/25/2049 (A)(C)	81	82
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-K, Cl 1A2
4.955%, 07/25/2034 (A)	334	332
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-U, Cl A1
4.357%, 10/25/2034 (A)	1,532	1,525

SEI Institutional Investments Trust / Annual Report / May 31, 2020	119

SCHEDULE OF INVESTMENTS

May 31, 2020

Opportunistic Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Wells Fargo Mortgage-Backed Securities Trust, Ser 2005-AR7, Cl 2A1
4.283%, 05/25/2035 (A)	$1	$1
WFRBS Commercial Mortgage Trust, Ser 2011-C2, Cl XA, IO
0.793%, 02/15/2044 (A)(C)	12,495	32

		313,438

Total Mortgage-Backed Securities (Cost $353,873) ($ Thousands)		338,658

LOAN PARTICIPATIONS — 29.3%

Aerospace and Defense — 0.5%
Bleriot US Bidco Inc., Initial Term Loan, 1st Lien
6.200%, VAR LIBOR+4.750%, 10/30/2026	1,522	1,435
6.200%, VAR LIBOR+4.750%, 10/31/2026	238	224
Dynacast International LLC, Term B-2 Loan, 1st Lien
4.700%, VAR LIBOR+3.250%, 01/28/2022	2,624	1,758
TransDigm Inc., Tranche E Refinancing Term Loan, 1st Lien
2.424%, VAR LIBOR+2.250%, 05/30/2025	850	777
TransDigm Inc., Tranche F Refinancing Term Loan, 1st Lien
2.424%, VAR LIBOR+2.250%, 12/09/2025 (E)	570	521

		4,715

Automobile — 0.3%
Belron Finance US LLC, Initial Term B Loan, 1st Lien
2.974%, VAR LIBOR+2.500%, 11/07/2024	1,190	1,160
Panther BF Aggregator 2 L P, Initial Dollar Term Loan, 1st Lien
3.674%, VAR LIBOR+3.500%, 04/30/2026	2,324	2,208

		3,368

Automotive — 0.1%
American Airlines, Inc., 218 Replacement Term Loan, 1st Lien
1.924%, 06/27/2025 (A) (E)	220	148
Truck Hero, Inc., Initial Term Loan, 1st Lien
3.924%, VAR LIBOR+3.750%, 04/22/2024	630	572

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Wand Newco 3 Inc., Term Loan B-1, 1st Lien
4.072%, 02/05/2026	$774	$737

		1,457

Banking — 0.1%
Nexus Buyer LLC, Term Loan, 1st Lien
3.934%, VAR LIBOR+3.750%, 11/09/2026	732	718

Beverage, Food and Tobacco — 0.5%
Atkins Nutritionals Inc., 2019 Incremental Term Loan, 1st Lien
4.750%, VAR LIBOR+3.750%, 07/07/2024	431	423
Chobani, LLC (Chobani Idaho, LLC), New Term Loan, 1st Lien
4.500%, VAR LIBOR+3.500%, 10/10/2023	1,452	1,408
Froneri International Limited, Facility B2, Term Loan, 1st Lien
2.424%, VAR LIBOR+2.250%, 01/29/2027 (E)	1,094	1,043
Simply Good Foods USA, Inc., 2019 Incremental Term Loan, 1st Lien
4.750%, VAR LIBOR+3.750%, 07/07/2024 (E)	2,329	2,288

		5,162

Broadcasting and Entertainment — 2.1%
Altice Financing S.A., October 2017 USD Term Loan, 1st Lien
2.918%, VAR LIBOR+2.750%, 01/31/2026	2,778	2,618
Charter Communications Operating, LLC, Term B-2 Loan, 1st Lien
1.930%, VAR LIBOR+1.750%, 02/01/2027 (E)	800	783
Creative Artists Agency, LLC, Closing Date Term Loan, 1st Lien
3.924%, VAR LIBOR+3.750%, 11/27/2026	637	609
CSC Holdings Inc., Term Loan B (2017), 2nd Lien
4.734%, VAR LIBOR+2.250%, 07/17/2025	1,410	1,355
Diamond Sports Group, LLC, Term Loan, 1st Lien
3.420%, VAR LIBOR+3.250%, 08/24/2026	2,273	1,946
Nexstar Broadcasting, Term Loan, 1st Lien
3.120%, VAR LIBOR+2.750%, 09/18/2026	1,945	1,871

120	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Numericable U.S. LLC, Term Loan, 1st Lien
3.871%, VAR LIBOR+3.688%, 01/31/2026	$574	$548
2.924%, VAR LIBOR+2.750%, 07/31/2025	2,589	2,439
Sinclair Broadcast Group, Tranche B-2b Term Loan B, 1st Lien
2.690%, VAR LIBOR+2.500%, 09/30/2026 (D)	1,792	1,742
Terrier Media Bu, Term Loan B, 1st Lien
5.700%, VAR LIBOR+4.250%, 12/17/2026	1,634	1,570
Townsquare Media, Additional Term B Loan, 1st Lien
4.000%, VAR LIBOR+3.000%, 04/01/2022 (D)	1,202	1,058
Virgin Media Bristol LLC, N Facility, 1st Lien
2.684%, VAR LIBOR+2.500%, 01/31/2028 (E)	2,760	2,673
Ziggo Financing Partnership, Term Loan I Facility, 1st Lien
2.684%, VAR LIBOR+2.500%, 04/30/2028 (E)	1,911	1,822

		21,034

Buildings and Real Estate — 0.9%
Blackstone Mortgage Trust Inc., Term Loan, 1st Lien
2.424%, VAR LIBOR+2.250%, 04/23/2026 (D)	1,161	1,088
Brookfield WEC Holdings Inc., Initial Term Loan (2020), 1st Lien
3.750%, VAR LIBOR+3.000%, 08/01/2025 (E)	2,313	2,258
Core & Main LP, Initial Term Loan, 1st Lien
4.330%, VAR LIBOR+2.750%, 08/01/2024	2,010	1,922
HD Supply Waterworks, Initial Term Loan, 1st Lien
4.330%, VAR LIBOR+2.750%, 08/01/2024	432	413
LBM Borrower, LLC, Tranche C Term Loan, 1st Lien
4.822%, VAR LIBOR+3.750%, 08/19/2022	1,588	1,529
MI Windows and Doors, LLC, Initial Term Loan, 1st Lien
6.500%, VAR LIBOR+5.500%, 11/06/2026 (D)	1,236	1,162

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
SRS Distribution Inc., Initial Term Loan, 1st Lien
4.322%, VAR LIBOR+3.250%, 05/23/2025 (E)	$779	$736

		9,108

Cargo Transport — 0.4%
Dynasty Acquisition Co., Inc., 2020 Term B-1 Loan, 1st Lien
4.950%, VAR LIBOR+3.500%, 04/06/2026 (E)	1,027	861
Dynasty Acquisition Co., Inc., 2020 Term B-2 Loan, 1st Lien
4.950%, VAR LIBOR+3.500%, 04/06/2026 (E)	552	463
Genesee & Wyoming Inc., Term Loan, 1st Lien
3.450%, VAR LIBOR+2.000%, 12/30/2026	1,489	1,456
Lineage Logistics, LLC, Term Loan, 1st Lien
4.000%, VAR LIBOR+3.000%, 02/27/2025	1,051	1,021

		3,801

Chemicals — 0.8%
Berlin Packaging, LLC, Initial Term Loan, 1st Lien
3.380%, 11/07/2025 (E)	1,430	1,356
Berry Global, Inc., Term Y Loan, 1st Lien
2.222%, VAR LIBOR+2.000%, 07/01/2026 (E)	1,628	1,588
Charter NEX US, Inc., Initial Term Loan, 1st Lien
3.750%, VAR LIBOR+3.250%, 05/16/2024 (E)	2,014	1,951
DuBois Chemicals, Term Loan B, 1st Lien
4.684%, 09/30/2026 (D)	2,142	1,927
Nouryon Finance B.V., Initial Dollar Term Loan, 1st Lien
3.222%, VAR LIBOR+3.000%, 10/01/2025	1,278	1,216

		8,038

Chemicals, Plastics and Rubber — 0.7%
Cambrex Corporation, Initial Dollar Term Loan, 1st Lien
6.000%, VAR LIBOR+5.000%, 12/04/2026	3,791	3,653
Nouryon Finance B.V., Initial Dollar Term Loan, 1st Lien
3.222%, VAR LIBOR+3.000%, 10/01/2025	350	333

SEI Institutional Investments Trust / Annual Report / May 31, 2020	121

SCHEDULE OF INVESTMENTS

May 31, 2020

Opportunistic Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Wilsonart LLC, Tranche D Term Loan, 1st Lien
4.710%, VAR LIBOR+3.250%, 12/19/2023	$2,540	$2,381

		6,367

Computers & Electronics — 1.4%
Anchor Packaging, LLC, Initial Term Loan B, 1st Lien
4.174%, 07/18/2026 (D)	2,040	1,938
Applied Systems, Inc., Initial Term Loan, 1st Lien
4.700%, VAR LIBOR+3.000%, 09/19/2024	4,765	4,617
EIG Investors Corp., Refinancing Loan (2018), 1st Lien
4.750%, VAR LIBOR+3.750%, 02/09/2023 (E)	382	370
ExamWorks Group, Inc. (fka Gold Merger Co, Inc.), Term B-1 Loan, 2nd Lien
4.322%, 07/27/2023 (A)	1,405	1,371
Hyland Software, Inc., Term Loan 3, 1st Lien
4.000%, 07/01/2024	1,122	1,090
ION Trading, Term Loan, 1st Lien
5.072%, 11/21/2024	1,432	1,357
MA Financeco, LLC, Tranche B-2 Term Loan, 1st Lien
2.424%, VAR LIBOR+2.500%, 11/19/2021 (E)	1,593	1,585
Regionalcare Hospital Partners Holdings, Inc., Term B Loan, 2nd Lien
3.924%, VAR LIBOR+8.250%, 11/16/2025	1,477	1,411

		13,739

Construction — 0.2%
PI UK Holdco II Limited, Facility B1, Term Loan, 1st Lien
4.700%, VAR LIBOR+3.500%, 01/03/2025	1,766	1,630

Containers, Packaging and Glass — 1.0%
Berry Plastics, Cov-Lite, Term X Loan, 2nd Lien
2.222%, 01/19/2024 (E)	220	216
BWay Holding Company , Initial Term Loan, 1st Lien
4.561%, VAR LIBOR+3.250%, 04/03/2024	2,789	2,537
Pregis TopCo LLC, Initial Term Loan, 1st Lien
4.174%, VAR LIBOR+4.000%, 07/31/2026	1,793	1,689

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Tank Holding Corp., 2020 Refinancing Term Loan, 1st Lien
3.674%, VAR LIBOR+3.500%, 03/26/2026	$2,608	$2,457
Trident TPI Holdings, Inc., Tranche B-1 Term Loan, 1st Lien
4.450%, VAR LIBOR+3.000%, 10/17/2024	2,650	2,496

		9,395

Diversified/Conglomerate Service — 1.6%
AI Aqua Merger Sub, Inc., Incremental Term Loan, 1st Lien
4.322%, VAR LIBOR+3.250%, 12/13/2023 (D)	742	709
AI Aqua Merger Sub, Inc., Term Loan B-1, 1st Lien
4.322%, 12/13/2023	2,474	2,357
AVSC Holding Corp., Initial Term Loan, 2nd Lien
8.250%, VAR LIBOR+7.250%, 09/01/2025	1,132	679
Diebold Nixdorf, Incorporated (f/k/a Diebold, Incorporated), Term A-1 Loan, 1st Lien
9.438%, VAR LIBOR+9.250%, 08/31/2022	1,387	1,326
LegalZoom.com, Term Loan, 1st Lien
4.674%, VAR LIBOR+4.500%, 11/21/2024	2,920	2,737
Nascar Holdings Inc., Term Loan B, 1st Lien
4.389%, VAR LIBOR+2.750%, 10/19/2026	790	771
Project Accelerate Parent, LLC, Term Loan, 1st Lien
5.293%, VAR LIBOR+4.250%, 01/02/2025	1,287	1,020
Sedgwick CMS, Term Loan, 1st Lien
3.424%, VAR LIBOR+3.250%, 12/31/2025	2,724	2,565
Tempo Acquisition, LLC, Initial Term Loan, 1st Lien
2.924%, VAR LIBOR+3.000%, 05/01/2024	1,762	1,689
TGG TS Acquisition Company, Term B Loan, 1st Lien
6.668%, VAR LIBOR+6.500%, 12/14/2025	1,382	1,247
William Morris Endeavor Entertainment, LLC (IMG Worldwide Holdings, LLC), Term B-1 Loan, 1st Lien
2.930%, VAR LIBOR+2.750%, 05/18/2025 (E)	681	521

		15,621

122	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)

Ecological — 0.3%
Cast & Crew Payroll, LLC, Initial Term Loan, 1st Lien
3.930%, VAR LIBOR+3.750%, 02/09/2026	$3,050	$2,763

Education Services — 0.1%
Global Education Management Systems Establishment, Term Loan, 1st Lien
6.613%, 07/31/2026	1,565	1,476

Educational Services — 0.1%
Welbilt, Term B Loan, 2nd Lien
2.674%, 10/23/2025 (E)	715	610

Electronics — 2.4%
Ellie Mae, Inc., Term Loan, 1st Lien
5.200%, VAR LIBOR+3.750%, 04/17/2026	2,612	2,495
Go Daddy Operating Company, LLC, Tranche B-1 Term Loan, 1st Lien
1.924%, VAR LIBOR+1.750%, 02/15/2024 (E)	2	2
Idera Inc., Inital Term Loan, 1st Lien
5.080%, 06/28/2024	1,431	1,348
Informatica LLC , Dollar 2020 Term Loan, 1st Lien
3.424%, VAR LIBOR+3.250%, 02/25/2027 (E)	2,150	2,046
Informatica LLC, Initial Term Loan, 2nd Lien
7.125%, VAR FIXED+7.125%, 02/25/2025 (E)	387	381
Kronos, Incremental Term Loan, 1st Lien
3.330%, VAR LIBOR+3.500%, 11/01/2023 (E)	1,977	1,940
Level 3 Financing, Inc. 3/1/2027, Term Loan B, 1st Lien
1.924%, VAR LIBOR+1.750%, 03/01/2027	1,355	1,312
MH Sub I, LLC (Micro Holding Corp.), Amendment No. 2 Initial Term Loan, 1st Lien
4.822%, VAR LIBOR+3.750%, 09/13/2024 (E)	1,528	1,476
Micro Focus Group, Ltd, Term Loan, 1st Lien
5.250%, VAR LIBOR+4.250%, 05/29/2025 (D) (E)	2,231	2,175
Perforce Software, Inc., New Term Loan, 1st Lien
3.924%, VAR LIBOR+3.750%, 07/01/2026 (E)	1,429	1,323

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Project Boost Purchaser, LLC, Term Loan, 1st Lien
3.674%, VAR LIBOR+3.500%, 06/01/2026 (E)	$2,062	$1,930
Renaissance Holding Corp., Initial Term Loan, 1st Lien
4.010%, VAR LIBOR+3.250%, 05/30/2025	512	484
Renaissance Holding Corp., Initial Term Loan, 2nd Lien
7.760%, VAR LIBOR+7.000%, 05/29/2026	438	399
Sophia, L.P., Term B Loan, Term Loan, 1st Lien
4.700%, VAR LIBOR+3.250%, 09/30/2022 (E)	844	825
TIBCO Software Inc., Term B-3 Loan, 1st Lien
3.930%, VAR LIBOR+3.750%, 06/30/2026	2,342	2,250
Vertafore, Inc., Initial Term Loan, 1st Lien
3.424%, VAR LIBOR+3.250%, 07/02/2025	1,497	1,417
VS Buyer, LLC, Initial Term Loan, 1st Lien
3.420%, VAR LIBOR+3.250%, 02/28/2027 (D)	1,840	1,789

		23,592

Entertainment And Leisure — 0.2%
WMG Acquisition Corp., Tranche F Term Loan, 1st Lien
2.299%, VAR LIBOR+2.125%, 11/01/2023 (E)	2,077	2,035

Finance (including structured products) — 0.4%
Blackhawk Network Holdings, Inc., Term Loan, 1st Lien
2.924%, VAR LIBOR+2.750%, 06/15/2025 (E)	1,677	1,560
Citadel Securities LP, 2020 Repriced Term Loan, 1st Lien
2.924%, VAR LIBOR+2.750%, 02/27/2026	552	540
Refinitiv US Holdings Inc., Initial Dollar Term Loan, 1st Lien
3.424%, VAR LIBOR+3.250%, 10/01/2025 (E)	2,316	2,279

		4,379

Financial Services — 0.3%
AssuredPartners, Inc., 2020 February Refinancing Term Loan, 1st Lien
3.674%, 02/12/2027 (E)	752	737
Four Seasons Holdings, Term Loan, 1st Lien
2.174%, 11/30/2023 (E)	788	750

SEI Institutional Investments Trust / Annual Report / May 31, 2020	123

SCHEDULE OF INVESTMENTS

May 31, 2020

Opportunistic Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Webpros Investments, 1st Lien
0.000%, 05/11/2027 (E)	$1,428	$1,349

		2,836

Gaming And Hotels — 0.3%
Golden Nugget Inc., Term Loan B, 1st Lien
3.250%, VAR LIBOR+2.750%, 10/04/2023 (E)	3,394	2,908

Health Care — 0.9%
Catalent Pharma, Term Loan, 1st Lien
3.250%, 05/18/2026	2,867	2,815
Cole-Parmer, Term Loan B, 1st Lien
5.700%, 11/04/2026	1,329	1,284
Elanco Animal Health, Inc., Term Loan, 1st Lien
0.000%, 02/04/2027 (E)	1,442	1,395
Life Time Fitness Inc., Term Loan, 1st Lien
3.750%, VAR LIBOR+2.750%, 06/10/2022	1,049	925
Navicure Inc., Initial Term Loan, 1st Lien
4.174%, 09/18/2026 (D) (E)	134	129
NBTY (Nature’s Bounty), Term Loan, 1st Lien
3.674%, 09/26/2024 (A)	2,319	2,209

		8,757

Healthcare, Education and Childcare — 2.6%
Air Methods Corporation, Initial Term Loan, 1st Lien
4.950%, VAR LIBOR+3.500%, 04/22/2024 (E)	788	622
Auris Luxembourg III S.a r.l., Facility B2, 1st Lien
3.924%, VAR LIBOR+3.750%, 02/27/2026 (D)	1,165	1,060
Change Healthcare Holdings, Inc. (fka Emdeon Inc.), Closing Date Term Loan, 1st Lien
3.500%, VAR LIBOR+2.500%, 03/01/2024 (E)	2,166	2,105
Da Vinci Purchaser Corp., Initial Term Loan, 1st Lien
5.238%, VAR LIBOR+4.000%, 01/08/2027	1,574	1,529
Envision Healthcare Corporation, Initial Term Loan, 1st Lien
3.924%, VAR LIBOR+3.750%, 10/10/2025	2,387	1,553
eResearchTechnology, Inc., Initial Term Loan, 1st Lien
5.500%, VAR LIBOR+4.500%, 02/04/2027	3,480	3,387

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Gentiva Health Services, Inc., Term Loan B, 1st Lien
3.438%, VAR LIBOR+3.250%, 07/02/2025 (D)	$756	$734
GreatBatch, Ltd., Term Loan B, 2nd Lien
3.500%, 10/27/2022 (E)	176	173
Immucor, Inc., Term B-3 Loan, 1st Lien
6.450%, VAR LIBOR+5.000%, 06/15/2021	653	612
Jaguar Holding Company I, LLC (fka Jaguar Holding Company I), 2018 Term Loan, 1st Lien
3.500%, VAR LIBOR+2.500%, 08/18/2022 (E)	3,512	3,494
National Mentor Holdings, Inc., Initial Term Loan C, 1st Lien
5.710%, VAR LIBOR+4.250%, 03/09/2026	149	144
National Mentor Holdings, Inc., Initial Term Loan, 1st Lien
5.710%, VAR LIBOR+4.250%, 03/09/2026	2,762	2,669
Option Care Health, Inc., Term B Loan, 1st Lien
4.674%, VAR LIBOR+4.500%, 08/06/2026 (E)	1,181	1,135
Ortho-Clinical Diagnostics, Inc., Second Amendment New Term Loan, 1st Lien
3.580%, VAR LIBOR+3.250%, 06/30/2025	2,109	1,996
Radnet Management, Inc., Term B-1 Loan, 1st Lien
4.750%, VAR LIBOR+3.750%, 06/30/2023	943	886
Sotera Health Holdings, LLC, Initial Term Loan, 1st Lien
5.500%, VAR LIBOR+4.500%, 12/11/2026	3,424	3,319
Valeant, Term Loan, 1st Lien
2.921%, VAR LIBOR+2.750%, 11/27/2025	191	186

		25,604

Home and Office Furnishings, Housewares and Durable Consumer Products — 0.4%
Hillman Group, Inc., The, Initial Term Loan, 1st Lien
5.072%, VAR LIBOR+4.000%, 05/30/2025 (E)	1,785	1,660

124	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Reynolds Group Holdings Inc., Incremental U.S. Term Loan, 1st Lien
2.924%, VAR LIBOR+2.750%, 02/05/2023	$2,436	$2,358

		4,018

Hotels, Motels, Inns and Gaming — 0.6%
Caesars Resort Collection, LLC (fka Caesars Growth Properties Holdings, LLC), Term B Loan, 1st Lien
2.924%, VAR LIBOR+2.750%, 12/23/2024	2,250	2,028
Hilton Worldwide Finance LLC, Refinanced Series B-2 Term Loan, 1st Lien
1.918%, VAR LIBOR+1.750%, 06/22/2026 (E)	1,000	953
Mohegan Tribal Gaming Authority, Term B Loan, 1st Lien
5.375%, VAR LIBOR+4.000%, 10/13/2023	2,408	1,785
Travelport Finance (Luxembourg) S.a r.l., Initial Term Loan, 1st Lien
6.072%, VAR LIBOR+5.000%, 05/29/2026	1,458	835

		5,601

Information Technology — 0.9%
Dell International L.L.C. (EMC Corporation), Refinancing Term B-1 Loan, 1st Lien
2.750%, VAR LIBOR+2.000%, 09/19/2025 (E)	2,084	2,045
Infoblox Inc., Term Loan B1, 1st Lien
4.674%, 11/07/2023	3,036	2,960
Insurity Holdings, Term Loan, 1st Lien
4.174%, 07/31/2026 (D)	2,050	1,989
Mitchell International, Inc., Initial Term Loan, 1st Lien
3.424%, 11/29/2024 (A)	1,859	1,746
Restaurant Technologies, Term Loan, 1st Lien
4.700%, 10/01/2025 (D)	350	330

		9,070

Insurance — 1.2%
Acrisure, LLC, 2020 Term Loan, 1st Lien
3.765%, VAR LIBOR+3.500%, 02/15/2027	3,744	3,499
Alliant Holdings Intermediate, LLC, Initial Term Loan (2018), 1st Lien
2.924%, VAR LIBOR+2.750%, 05/09/2025	2,083	1,984
Alliant Holdings Intermediate, LLC, Term Loan B2, 1st Lien
3.421%, 05/09/2025	799	764

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Asurion, LLC (fka Asurion Corporation), Second Lien Replacement B-2 Term Loan, 2nd Lien
6.674%, VAR LIBOR+6.000%, 08/04/2025	$2,509	$2,495
HUB International, Term Loan B, 1st Lien
5.000%, VAR LIBOR+4.000%, 04/25/2025	790	772
USI, Inc., 2019 New Term Loan, 1st Lien
4.174%, VAR LIBOR+4.000%, 12/02/2026	2,009	1,946

		11,460

Leasing — 0.4%
AVSC Holding Corp., Initial Term Loan, 1st Lien
5.580%, 03/03/2025	55	38
4.250%, VAR LIBOR+3.250%, 03/03/2025	2,422	1,684
Hyland Software, Inc., Initial Term Loan, 2nd Lien
7.750%, VAR LIBOR+7.000%, 07/07/2025	1,845	1,754

		3,476

Leisure, Amusement, Motion Pictures, Entertainment — 0.6%
Formula One Management Limited, Facility B3 (USD), Term Loan, 1st Lien
3.500%, VAR LIBOR+2.500%, 02/01/2024 (E)	1,980	1,864
Intrawest Alterra, Term Loan, 1st Lien
5.500%, VAR LIBOR+4.500%, 05/13/2026 (D) (E)	754	747
Six Flags Theme Park, Inc., Term Loan, 1st Lien
1.930%, VAR LIBOR+1.750%, 04/17/2026 (E)	695	648
UFC Holdings, LLC, Term Loan, 1st Lien
4.250%, VAR LIBOR+3.250%, 04/29/2026	1,974	1,889
United PF Holdings LLC, Initial Term Loan, 1st Lien
5.450%, VAR LIBOR+4.000%, 12/30/2026	1,218	993

		6,141

Machinery — 0.1%
TMK Hawk Parent Corp., Initial Term Loan, 1st Lien
4.580%, 08/28/2024 (A)	960	669

SEI Institutional Investments Trust / Annual Report / May 31, 2020	125

SCHEDULE OF INVESTMENTS

May 31, 2020

Opportunistic Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)

Machinery (Non-Agriculture, Non-Construction and Non- Electronic) — 0.4%
Gardner Denver, Term Loan B2, 2nd Lien
1.924%, VAR LIBOR+1.750%, 03/01/2027	$1,135	$1,075
GlobalFoundries Inc., Initial Term Loan, 1st Lien
6.250%, VAR LIBOR+4.750%, 06/05/2026 (D)	880	823
Star US Bidco, LLC, Initial Term Loan, 2nd Lien
5.250%, VAR LIBOR+4.250%, 03/17/2027	2,547	2,277

		4,175

Manufacturing — 0.1%
Clark Equipment Company, Term Loan, 2nd Lien
3.200%, 05/18/2024 (E)	570	541

Media — 0.3%
MediArena Acquisition B.V., Term Loan B, 1st Lien
7.201%, 08/13/2021 (A)	873	850
Merrill Communications, LLC, Term Loan B (2019), 2nd Lien
6.195%, 10/05/2026 (D)	1,710	1,607

		2,457

Oil & Gas — 0.2%
Equinox Fitness Clubs, Term Loan, 1st Lien
4.072%, 03/08/2024	860	639
Medallion Midland, Term Loan B, 1st Lien
4.250%, VAR LIBOR+3.250%, 10/30/2024	789	659
Woodford Express LLC, Term Loan B, 1st Lien
6.000%, VAR LIBOR+5.000%, 01/27/2025	1,466	875

		2,173

Personal Transportation — 0.2%
American Airlines, Inc., 2017 Replacement Term Loan (New), 1st Lien
1.924%, VAR LIBOR+1.750%, 01/29/2027 (E)	1,125	796
American Airlines, Inc., Term Loan B, 2nd Lien
2.184%, VAR LIBOR+2.000%, 12/15/2023	75	56
Delta Air Lines, Inc., Term Loan, 2nd Lien
5.510%, VAR LIBOR+4.750%, 04/29/2023	1,164	1,148

		2,000

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)

Personal, Food and Miscellaneous Services — 0.6%
1011778 B.C. Unlimited Liability Company (New Red Finance, Inc.) (aka Burger King/ Tim Hortons), Term B-4 Loan, 1st Lien
1.924%, VAR LIBOR+1.750%, 11/19/2026	$3,050	$2,924
IRB Holding Corp., 2020 Replacement Term B Loan, 1st Lien
3.954%, VAR LIBOR+2.750%, 02/05/2025	3,136	2,946

		5,870

Printing, Publishing and Broadcasting — 0.5%
Calpine, Term Loan, 1st Lien
2.430%, 04/05/2026	384	373
Clear Channel Outdoor Holdings, Inc., Term B Loan, 1st Lien
4.203%, VAR LIBOR+3.500%, 08/21/2026 (E)	1,047	972
Dun & Bradstreet Corporation, The, Initial Term Borrowing, 1st Lien
4.174%, VAR LIBOR+4.000%, 02/06/2026	3,387	3,292

		4,637

Professional & Business Services — 1.3%
Applied Systems, Inc., Initial Term Loan, 2nd Lien
8.450%, VAR LIBOR+7.000%, 09/19/2025	1,819	1,781
Avantor, Initial Term Loan, 2nd Lien
3.250%, 11/21/2024 (A) (E)	2,747	2,699
Big Ass Solutions, Term Loan, 1st Lien
5.695%, VAR LIBOR+3.750%, 05/21/2024	1,534	1,274
GFL Environmental, Incremental Term Loan, 2nd Lien
4.000%, 05/30/2025 (A)	2,619	2,581
Hanger, Inc., Term Loan B, 1st Lien
3.674%, VAR LIBOR+3.500%, 03/06/2025	2,597	2,402
Iqvia Inc., Incremental Term B-2 Dollar Loan, 1st Lien
1.924%, VAR LIBOR+2.000%, 01/17/2025 (E)	1	1
Learning Care, Term Loan B, 1st Lien
4.250%, 03/13/2025 (A) (E)	1,181	990
SAI Global, Term Loan B, 1st Lien
5.500%, VAR LIBOR+4.500%, 12/20/2023	1,972	1,430
Sedgwick CMS, Term Loan B, 1st Lien
4.174%, 09/03/2026	119	114

		13,272

126	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)

Real Estate — 0.1%
BrookField Property REIT Inc., Initial Term A-2 Loan
2.424%, 08/28/2023 (E)	$740	$577

Retail Food & Drug — 0.2%
Albany Molecular Research, Inc., Initial Term Loan, 1st Lien
4.250%, VAR LIBOR+3.250%, 08/30/2024	1,714	1,662

Retail Stores — 0.6%
Bass Pro Group, LLC, Initial Term Loan, 1st Lien
6.072%, VAR LIBOR+5.000%, 09/25/2024	987	925
GOBP Holdings, Inc., Term Loan, 1st Lien
3.744%, VAR LIBOR+2.750%, 10/22/2025 (E)	2,380	2,338
Mister Car Wash Holdings, Inc., Initial Term Loan, 1st Lien
4.375%, VAR LIBOR+3.250%, 05/14/2026 (E)	2,421	2,199
Staples, Inc., 2019 Refinancing New Term B-1 Loan, 1st Lien
5.687%, VAR LIBOR+5.000%, 04/16/2026 (E)	573	506

		5,968

Securities & Trusts — 0.2%
Titan Acquisition Limited, Initial Term Loan, 1st Lien
4.450%, VAR LIBOR+3.000%, 03/28/2025	2,192	1,979

Telecommunications — 1.5%
Greeneden U.S. Holdings I, LLC, Tranche B-3 Dollar Term Loan, 1st Lien
3.424%, VAR LIBOR+3.250%, 12/01/2023	1,611	1,560
Intelsat Jackson Holdings S.A., Tranche B-3 Term Loan, 1st Lien
6.000%, VAR Prime Rate by Country+2.750%, 11/27/2023 (E)	1,953	1,962
Intelsat Jackson Holdings S.A., Tranche B-4 Term Loan, 1st Lien
8.750%, VAR Prime Rate by Country+5.500%, 01/02/2024	355	356
Iridium Satellite LLC, Initial Term Loan, 1st Lien
4.750%, VAR LIBOR+3.750%, 11/04/2026 (E)	3,030	2,992

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Lumos Networks, Term Loan B, 1st Lien
0.000%, 11/15/2024 (E)	$373	$363
MTN Infrastructure TopCo, Inc., Initial Term Loan, 1st Lien
4.000%, VAR LIBOR+3.000%, 11/15/2024	1,036	988
Plantronics, Inc., Initial Term B Loan, 1st Lien
2.674%, VAR LIBOR+2.500%, 07/02/2025	532	424
Plantronics, Inc., Term Loan B, 2nd Lien
3.459%, 07/02/2025	193	154
SBA Senior Finance II, LLC, Intital Term Loan, 2nd Lien
1.930%, VAR LIBOR+1.750%, 04/11/2025 (E)	1,059	1,028
Telesat Canada, Term B-5 Loan, 1st Lien
2.930%, VAR LIBOR+2.750%, 12/07/2026	709	681
T-Mobile USA, Inc., Term Loan, 1st Lien
3.174%, VAR LIBOR+3.000%, 04/01/2027	1,982	1,982
Zayo Group Holdings Inc., Initial Dollar Term Loan, 1st Lien
3.174%, VAR LIBOR+3.000%, 03/09/2027	1,970	1,892

		14,382

Transportation — 0.2%
Universal Hospital, Term Loan B, 1st Lien
4.438%, 01/04/2026 (D)	2,181	2,116

		2,116

Utilities — 0.5%
Calpine, Term Loan, 1st Lien
2.430%, VAR LIBOR+2.750%, 01/15/2024	1,380	1,351
Edgewater Generation, L.L.C., Term Loan, 1st Lien
3.924%, VAR LIBOR+3.750%, 12/13/2025	605	567
Packers Holdings, LLC, Initial Term Loan, 2nd Lien
4.250%, 12/04/2024 (A)	2,321	2,204
Traverse Midstream Partners LLC, Advance, Term Loan, 1st Lien
5.000%, VAR LIBOR+4.000%, 09/27/2024	414	340

SEI Institutional Investments Trust / Annual Report / May 31, 2020	127

SCHEDULE OF INVESTMENTS

May 31, 2020

Opportunistic Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Vistra Operations Company LLC (fka Tex Operations Company LLC), 2018 Incremental Term Loan, 1st Lien
1.932%, VAR LIBOR+1.750%, 12/31/2025 (E)	$247	$242

		4,704

Total Loan Participations (Cost $299,898) ($ Thousands)		286,061

ASSET-BACKED SECURITIES — 25.4%

Automotive — 3.0%

American Credit Acceptance Receivables Trust, Ser 2019-2, Cl A
2.850%, 07/12/2022 (C)	48	48
American Credit Acceptance Receivables Trust, Ser 2019-3, Cl A
2.440%, 12/12/2022 (C)	171	172
American Credit Acceptance Receivables Trust, Ser 2020-1, Cl A
1.890%, 04/13/2023 (C)	233	234
AmeriCredit Automobile Receivables Trust, Ser 2016-1, Cl C
2.890%, 01/10/2022	67	67
AmeriCredit Automobile Receivables Trust, Ser 2017-1, Cl B
2.300%, 02/18/2022	126	126
Americredit Automobile Receivables Trust, Ser 2019-1, Cl A2A
2.930%, 06/20/2022	403	405
ARI Fleet Lease Trust, Ser 2017-A, Cl A2
1.910%, 04/15/2026 (C)	16	16
ARI Fleet Lease Trust, Ser 2018-A, Cl A2
2.550%, 10/15/2026 (C)	70	70
ARI Fleet Lease Trust, Ser 2020-A, Cl A2
1.770%, 08/15/2028 (C)	155	155
Avid Automobile Receivables Trust, Ser 2019- 1, Cl A
2.620%, 02/15/2024 (C)	1,456	1,439
Avis Budget Rental Car Funding AESOP LLC, Ser 2019-1A, Cl A
3.450%, 03/20/2023 (C)	2,000	1,976
Canadian Pacer Auto Receivables Trust, Ser 2020-1A, Cl A2A
1.770%, 11/21/2022 (C)	445	447
CarMax Auto Owner Trust, Ser 2016-3, Cl C
2.200%, 06/15/2022	630	631
CarMax Auto Owner Trust, Ser 2018-2, Cl A3
2.980%, 01/17/2023	3,636	3,688
CarMax Auto Owner Trust, Ser 2019-3, Cl A2A
2.210%, 12/15/2022	811	818

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Carvana Auto Receivables Trust, Ser 2019- 4A, Cl A2
2.200%, 07/15/2022 (C)	$170	$170
Chesapeake Funding II LLC, Ser 2017-2A, Cl A1
1.990%, 05/15/2029 (C)	107	107
Chesapeake Funding II LLC, Ser 2017-4A, Cl A1
2.120%, 11/15/2029 (C)	358	359
Chesapeake Funding II LLC, Ser 2019-2A, Cl A1
1.950%, 09/15/2031 (C)	531	531
CIG Auto Receivables Trust, Ser 2017-1A, Cl A
2.710%, 05/15/2023 (C)	14	15
CPS Auto Receivables Trust, Ser 2020-A, Cl A
2.090%, 05/15/2023 (C)	199	200
Credit Acceptance Auto Loan Trust, Ser 2017- 2A, Cl A
2.550%, 02/17/2026 (C)	48	48
Credit Acceptance Auto Loan Trust, Ser 2017- 3A, Cl A
2.650%, 06/15/2026 (C)	101	101
Credit Acceptance Auto Loan Trust, Ser 2020- 1A, Cl A
2.010%, 02/15/2029 (C)	250	248
Drive Auto Receivables Trust, Ser 2019-4, Cl A3
2.160%, 05/15/2023	235	236
Drive Auto Receivables Trust, Ser 2020-1, Cl A3
2.020%, 11/15/2023	200	202
DT Auto Owner Trust, Ser 2018-3A, Cl A
3.020%, 02/15/2022 (C)	31	31
DT Auto Owner Trust, Ser 2019-1A, Cl A
3.080%, 09/15/2022 (C)	59	59
DT Auto Owner Trust, Ser 2019-3A, Cl A
2.550%, 08/15/2022 (C)	105	106
DT Auto Owner Trust, Ser 2020-1A, Cl A
1.940%, 09/15/2023 (C)	140	141
Enterprise Fleet Financing LLC, Ser 2017-2, Cl A2
1.970%, 01/20/2023 (C)	4	5
Enterprise Fleet Financing LLC, Ser 2017-3, Cl A2
2.130%, 05/22/2023 (C)	70	70
Enterprise Fleet Financing LLC, Ser 2020-1, Cl A1
1.690%, 02/22/2021 (C)	216	216
Exeter Automobile Receivables Trust, Ser 2019-1A, Cl A
3.200%, 04/15/2022 (C)	4	4

128	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Exeter Automobile Receivables Trust, Ser 2020-1A, Cl A
2.050%, 06/15/2023 (C)	$155	$155
Flagship Credit Auto Trust, Ser 2018-3, Cl A
3.070%, 02/15/2023 (C)	80	80
Flagship Credit Auto Trust, Ser 2019-1, Cl A
3.110%, 08/15/2023 (C)	187	190
Flagship Credit Auto Trust, Ser 2019-2, Cl A
2.830%, 10/16/2023 (C)	343	348
Flagship Credit Auto Trust, Ser 2019-3, Cl A
2.330%, 02/15/2024 (C)	308	310
Flagship Credit Auto Trust, Ser 2020-1, Cl A
1.900%, 08/15/2024 (C)	297	297
Ford Credit Auto Lease Trust, Ser 2020-A, Cl A2
1.800%, 07/15/2022	205	207
Foursight Capital Automobile Receivables Trust, Ser 2020-1, Cl A2
1.970%, 09/15/2023 (C)	285	285
GLS Auto Receivables Issuer Trust, Ser 2019- 1A, Cl A
3.370%, 01/17/2023 (C)	93	93
GLS Auto Receivables Issuer Trust, Ser 2019- 3A, Cl A
2.580%, 07/17/2023 (C)	212	214
GLS Auto Receivables Issuer Trust, Ser 2019- 4A, Cl A
2.470%, 11/15/2023 (C)	201	203
GLS Auto Receivables Issuer Trust, Ser 2020- 1A, Cl A
2.170%, 02/15/2024 (C)	248	248
GLS Auto Receivables Trust, Ser 2018-1A, Cl A
2.820%, 07/15/2022 (C)	120	120
GLS Auto Receivables Trust, Ser 2018-3A, Cl A
3.350%, 08/15/2022 (C)	64	64
GM Financial Automobile Leasing Trust, Ser 2019-1, Cl A2A
2.910%, 04/20/2021	115	115
GM Financial Consumer Automobile Receivables Trust, Ser 2018-1, Cl A3
2.320%, 07/18/2022	1,358	1,369
Hertz Fleet Lease Funding, Ser 2019-1, Cl A2
2.700%, 01/10/2033 (C)	521	519
Honda Auto Receivables Owner Trust, Ser 2020-2, Cl A2
0.740%, 11/15/2022	80	80
Honda Auto Receivables Owner Trust, Ser 2020-2, Cl A3
0.820%, 07/15/2024	3,000	3,013
Mercedes-Benz Auto Lease Trust, Ser 2019-A, Cl A2
3.010%, 02/16/2021	44	44

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Mercedes-Benz Auto Lease Trust, Ser 2020- A, Cl A2
1.820%, 03/15/2022	$120	$121
Nissan Auto Lease Trust, Ser 2020-A, Cl A2A
1.800%, 05/16/2022	290	292
Santander Consumer Auto Receivables Trust, Ser 2020-AA, Cl A
1.370%, 10/15/2024 (C)	335	335
Santander Drive Auto Receivables Trust, Ser 2016-3, Cl C
2.460%, 03/15/2022	85	85
Santander Drive Auto Receivables Trust, Ser 2017-1, Cl C
2.580%, 05/16/2022	80	80
Santander Drive Auto Receivables Trust, Ser 2018-2, Cl B
3.030%, 09/15/2022	253	254
Securitized Term Auto Receivables Trust, Ser 2019-1A, Cl A3
2.986%, 02/27/2023 (C)	650	657
Securitized Term Auto Receivables Trust, Ser 2019-CRT, Cl D
4.572%, 03/25/2026 (C)	1,011	1,017
Tidewater Auto Receivables Trust, Ser 2020- AA, Cl C
1.910%, 09/15/2026 (C)	2,000	1,984
United Auto Credit Securitization Trust, Ser 2019-1, Cl A
2.820%, 07/12/2021 (C)	65	65
Volkswagen Auto Loan Enhanced Trust, Ser 2020-1, Cl A2A
0.930%, 12/20/2022	2,000	2,004
Westlake Automobile Receivables Trust, Ser 2017-2A, Cl D
3.280%, 12/15/2022 (C)	500	504
Westlake Automobile Receivables Trust, Ser 2018-3A, Cl A2A
2.980%, 01/18/2022 (C)	11	11
Westlake Automobile Receivables Trust, Ser 2019-1A, Cl A2A
3.060%, 05/16/2022 (C)	189	190

		28,694

Credit Cards — 0.5%

American Express Credit Account Master Trust, Ser 2017-6, Cl A
2.040%, 05/15/2023	1,500	1,509
American Express Credit Account Master Trust, Ser 2018-4, Cl A
2.990%, 12/15/2023	3,372	3,455
Master Credit Card Trust II, Ser 2019-2A, Cl A
0.561%, VAR ICE LIBOR USD 1 Month+0.390%, 01/21/2023 (C)	330	328

SEI Institutional Investments Trust / Annual Report / May 31, 2020	129

SCHEDULE OF INVESTMENTS

May 31, 2020

Opportunistic Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Trillium Credit Card Trust II, Ser 2020-1A, Cl A
0.538%, VAR ICE LIBOR USD 1 Month+0.370%, 12/26/2024 (C)	$405	$403

		5,695

Mortgage Related Securities — 4.2%

ABFC Trust, Ser 2002-NC1, Cl M1
1.188%, VAR ICE LIBOR USD 1 Month+1.020%, 03/25/2032	2,713	2,626
ABFC Trust, Ser 2004-HE1, Cl M1
1.068%, VAR ICE LIBOR USD 1 Month+0.900%, 03/25/2034	1,075	1,031
ABFC Trust, Ser 2005-OPT1, Cl M1
0.858%, VAR ICE LIBOR USD 1 Month+0.690%, 07/25/2035	1,294	1,283
ABFC Trust, Ser 2005-WF1, Cl M1
0.708%, VAR ICE LIBOR USD 1 Month+0.540%, 11/25/2034	1,554	1,540
Accredited Mortgage Loan Trust, Ser 2004-4, Cl A1A
0.848%, VAR ICE LIBOR USD 1 Month+0.680%, 01/25/2035	39	38
Accredited Mortgage Loan Trust, Ser 2006-2, Cl M1
0.438%, VAR ICE LIBOR USD 1 Month+0.270%, 09/25/2036	1,230	972
ACE Securities Home Equity Loan Trust, Ser 2005-SD1, Cl M2
2.043%, VAR ICE LIBOR USD 1 Month+1.875%, 11/25/2050	1,818	1,794
Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates, Ser 2004-3, Cl M1
1.068%, VAR ICE LIBOR USD 1 Month+0.900%, 09/25/2034	1,861	1,822
Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates, Ser 2005-4, Cl M1
0.618%, VAR ICE LIBOR USD 1 Month+0.450%, 10/25/2035	1,729	1,705
GMACM Home Equity Loan Trust, Ser 2007- HE2, Cl A2
6.054%, 12/25/2037 (A)	670	673
GMACM Home Equity Loan Trust, Ser 2007- HE2, Cl A3
6.193%, 12/25/2037 (A)	250	251
GSAA Home Equity Trust, Ser 2005-11, Cl 2A2
0.488%, VAR ICE LIBOR USD 1 Month+0.320%, 10/25/2035	1,760	1,678
Home Equity Asset Trust, Ser 2004-1, Cl M1
1.113%, VAR ICE LIBOR USD 1 Month+0.945%, 06/25/2034	3,255	2,844

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Home Equity Asset Trust, Ser 2005-5, Cl M2
0.933%, VAR ICE LIBOR USD 1 Month+0.765%, 11/25/2035	$544	$543
Home Equity Asset Trust, Ser 2005-7, Cl M1
0.618%, VAR ICE LIBOR USD 1 Month+0.450%, 01/25/2036	2,290	2,268
Irwin Home Equity Loan Trust, Ser 2006-1, Cl 2A3
6.270%, 09/25/2035 (C)	1,100	1,131
Master Asset-Backed Securities Trust, Ser 2006-NC3, Cl A3
0.268%, VAR ICE LIBOR USD 1 Month+0.100%, 10/25/2036	2,349	1,269
Morgan Stanley Capital I Trust, Ser 2004- HE7, Cl M1
1.068%, VAR ICE LIBOR USD 1 Month+0.900%, 08/25/2034	2,271	2,167
Morgan Stanley Capital I Trust, Ser 2005- HE2, Cl M1
0.768%, VAR ICE LIBOR USD 1 Month+0.600%, 01/25/2035	991	981
Morgan Stanley Dean Witter Capital I Trust, Ser 2002-AM3, Cl M1
1.593%, VAR ICE LIBOR USD 1 Month+1.425%, 02/25/2033	8	8
Morgan Stanley Dean Witter Capital I Trust, Ser 2002-HE2, Cl A1
1.028%, VAR ICE LIBOR USD 1 Month+0.860%, 08/25/2032 (C)	2,233	2,204
New Century Home Equity Loan Trust, Ser 2005-4, Cl M2
0.678%, VAR ICE LIBOR USD 1 Month+0.510%, 09/25/2035	1,257	1,252
NovaStar Mortgage Funding Trust, Ser 2003- 3, Cl A1
0.878%, VAR ICE LIBOR USD 1 Month+0.710%, 12/25/2033	3,872	3,650
NovaStar Mortgage Funding Trust, Ser 2004- 4, Cl M5
1.893%, VAR ICE LIBOR USD 1 Month+1.725%, 03/25/2035	1,524	1,521
Option One Mortgage Loan Trust, Ser 2003- 4, Cl A1
0.808%, VAR ICE LIBOR USD 1 Month+0.640%, 07/25/2033	1,183	1,152
Soundview Home Equity Loan Trust, Ser 2005-4, Cl M2
0.638%, VAR ICE LIBOR USD 1 Month+0.470%, 03/25/2036	2,717	2,685
Structured Asset Securities Mortgage Loan Trust, Ser 2005-NC2, Cl M4
0.873%, VAR ICE LIBOR USD 1 Month+0.705%, 05/25/2035	1,590	1,555

130	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Wells Fargo Home Equity Securities Trust, Ser 2005-3, Cl M4
1.053%, VAR ICE LIBOR USD 1 Month+0.885%, 11/25/2035	$81	$81

		40,724

Other Asset-Backed Securities — 17.7%

321 Henderson Receivables I LLC, Ser 2007- 1A, Cl A1
0.384%, VAR ICE LIBOR USD 1 Month+0.200%, 03/15/2042 (C)	2,022	1,842
Academic Loan Funding Trust, Ser 2012-1A, Cl A2
1.268%, VAR ICE LIBOR USD 1 Month+1.100%, 12/27/2044 (C)	1,839	1,777
ACIS CLO, Ser 2017-7A, Cl B
2.437%, VAR ICE LIBOR USD 3 Month+1.750%, 05/01/2027 (C)	1,500	1,450
Ajax Mortgage Loan Trust, Ser 2017-B, Cl A
3.163%, 09/25/2056 (A)(C)	419	412
Allegro CLO I, Ser 2017-1A, Cl A2R
2.410%, VAR ICE LIBOR USD 3 Month+1.650%, 01/30/2026 (C)	1,886	1,868
Ameriquest Mortgage Securities Pass-Through Certificates, Ser 2004-R2, Cl A1A
0.858%, VAR ICE LIBOR USD 1 Month+0.690%, 04/25/2034	620	616
Ameriquest Mortgage Securities Pass- Through Certificates, Ser 2005-R11, Cl M1
0.618%, VAR ICE LIBOR USD 1 Month+0.450%, 01/25/2036	1,472	1,466
AMMC CLO, Ser 2017-16A, Cl CR
3.661%, VAR ICE LIBOR USD 3 Month+2.350%, 04/14/2029 (C)	1,000	960
Apidos CLO XII, Ser 2018-12A, Cl AR
2.299%, VAR ICE LIBOR USD 3 Month+1.080%, 04/15/2031 (C)	725	705
Arbys Funding LLC, Ser 2015-1A, Cl A2
4.969%, 10/30/2045 (C)	2,149	2,139
Ares XXIX CLO, Ser 2017-1A, Cl A1R
2.325%, VAR ICE LIBOR USD 3 Month+1.190%, 04/17/2026 (C)	481	479
Avant Loans Funding Trust, Ser 2019-A, Cl A
3.480%, 07/15/2022 (C)	50	50
Avant Loans Funding Trust, Ser 2019-B, Cl A
2.720%, 10/15/2026 (C)	221	220
Avery Point IV CLO, Ser 2014-1A, Cl D
4.491%, VAR ICE LIBOR USD 3 Month+3.500%, 04/25/2026 (C)	800	766
Avery Point IV CLO, Ser 2017-1A, Cl AR
2.091%, VAR ICE LIBOR USD 3 Month+1.100%, 04/25/2026 (C)	136	135

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Avery Point IV CLO, Ser 2017-1A, Cl CR
3.341%, VAR ICE LIBOR USD 3 Month+2.350%, 04/25/2026 (C)	$2,000	$1,982
Barings BDC Static CLO, Ser 2019-1A, Cl A1
2.239%, VAR ICE LIBOR USD 3 Month+1.020%, 04/15/2027 (C)	221	217
Bayview Opportunity Master Fund IVa Trust, Ser 2017-RT1, Cl A1
3.000%, 03/28/2057 (A)(C)	1,839	1,864
Bayview Opportunity Master Fund IVb Trust, Ser 2017-RT6, Cl A
3.500%, 10/28/2057 (A)(C)	590	599
Bear Stearns Asset Backed Securities Trust, Ser 2003-SD1, Cl A
1.068%, VAR ICE LIBOR USD 1 Month+0.900%, 12/25/2033	510	441
Bear Stearns Asset Backed Securities Trust, Ser 2005-SD2, Cl 2M2
1.668%, VAR ICE LIBOR USD 1 Month+1.500%, 12/25/2044	2,313	2,286
Black Diamond CLO, Ser 2017-1A, Cl A1A
2.310%, VAR ICE LIBOR USD 3 Month+1.290%, 04/24/2029 (C)	2,000	1,947
Black Diamond CLO, Ser 2017-1A, Cl A2R
2.585%, VAR ICE LIBOR USD 3 Month+1.450%, 02/06/2026 (C)	661	655
BlueMountain CLO, Ser 2017-2A, Cl A1R
2.278%, VAR ICE LIBOR USD 3 Month+1.180%, 10/22/2030 (C)	921	902
BlueMountain CLO, Ser 2018-2A, Cl A
1.502%, VAR ICE LIBOR USD 3 Month+1.110%, 08/15/2031 (C)	3,482	3,367
Bravo Mortgage Asset Trust, Ser 2006-1A, Cl A2
0.408%, VAR ICE LIBOR USD 1 Month+0.240%, 07/25/2036 (C)	291	289
Brazos Student Finance, Ser 2010-1, Cl A1
2.116%, VAR ICE LIBOR USD 3 Month+0.900%, 06/25/2035	1,423	1,392
BRE Grand Islander Timeshare Issuer LLC, Ser 2019-A, Cl A
3.280%, 09/26/2033 (C)	1,594	1,540
CAL Funding II, Ser 2018-2A, Cl A
4.340%, 09/25/2043 (C)	233	232
Carlyle Global Market Strategies CLO, Ser 2018-1A, Cl A1R2
2.105%, VAR ICE LIBOR USD 3 Month+0.970%, 04/17/2031 (C)	649	624
Carlyle Global Market Strategies CLO, Ser 2018-2A, Cl A1R
1.771%, VAR ICE LIBOR USD 3 Month+0.780%, 04/27/2027 (C)	549	539

SEI Institutional Investments Trust / Annual Report / May 31, 2020	131

SCHEDULE OF INVESTMENTS

May 31, 2020

Opportunistic Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Cedar Funding VI CLO, Ser 2018-6A, Cl AR
2.225%, VAR ICE LIBOR USD 3 Month+1.090%, 10/20/2028 (C)	$3,500	$3,430
Cent CLO 24, Ser 2018-24A, Cl A2R
2.869%, VAR ICE LIBOR USD 3 Month+1.650%, 10/15/2026 (C)	1,000	971
CIT Mortgage Loan Trust, Ser 2007-1, Cl 1A
1.518%, VAR ICE LIBOR USD 1 Month+1.350%, 10/25/2037 (C)	2,567	2,540
Citigroup Mortgage Loan Trust, Ser 2007- WFH4, Cl A2C
1.468%, VAR ICE LIBOR USD 1 Month+1.300%, 07/25/2037	600	590
CNH Equipment Trust, Ser 2019-B, Cl A2
2.550%, 09/15/2022	933	939
CNH Equipment Trust, Ser 2020-A, Cl A2
1.080%, 07/17/2023	135	135
Cole Park CLO, Ser 2018-1A, Cl AR
2.185%, VAR ICE LIBOR USD 3 Month+1.050%, 10/20/2028 (C)	700	688
Columbia Cent CLO, Ser 2018-27A, Cl A1
2.141%, VAR ICE LIBOR USD 3 Month+1.150%, 10/25/2028 (C)	600	590
Consumer Loan Underlying Bond CLUB Credit Trust, Ser 2020-P1, Cl A
2.260%, 03/15/2028 (C)	407	403
Credit-Based Asset Servicing & Securitization LLC, Ser 2005-CB7, Cl M1
0.783%, VAR ICE LIBOR USD 1 Month+0.615%, 11/25/2035	1,991	1,971
CWABS Certificates Trust, Ser 2004-5, Cl 2A
0.668%, VAR ICE LIBOR USD 1 Month+0.500%, 10/25/2034	2,537	2,370
CWABS Certificates Trust, Ser 2004-5, Cl 3A
0.628%, VAR ICE LIBOR USD 1 Month+0.460%, 09/25/2034	1	1
CWHEQ Revolving Home Equity Loan Resecuritization Trust, Ser 2006-RES, Cl 4L1A
0.464%, VAR ICE LIBOR USD 1 Month+0.280%, 02/15/2034 (C)	1,003	977
CWHEQ Revolving Home Equity Loan Trust, Ser 2006-I, Cl 2A
0.324%, VAR ICE LIBOR USD 1 Month+0.140%, 01/15/2037	1,529	1,413
Denali Capital CLO XI, Ser 2018-1A, Cl A2RR
2.785%, VAR ICE LIBOR USD 3 Month+1.650%, 10/20/2028 (C)	1,000	965
Domino’s Pizza Master Issuer LLC, Ser 2017- 1A, Cl A2I
2.241%, VAR ICE LIBOR USD 3 Month+1.250%, 07/25/2047 (C)	3,900	3,808

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Education Loan Asset-Backed Trust I, Ser 2013-1, Cl A1
0.968%, VAR ICE LIBOR USD 1 Month+0.800%, 06/25/2026 (C)	$77	$77
Educational Funding of the South, Ser 2011- 1, Cl A2
1.641%, VAR ICE LIBOR USD 3 Month+0.650%, 04/25/2035	257	251
Elara HGV Timeshare Issuer, Ser 2017-A, Cl A
2.690%, 03/25/2030 (C)	872	836
Encore Credit Receivables Trust, Ser 2005-3, Cl M3
0.933%, VAR ICE LIBOR USD 1 Month+0.765%, 10/25/2035	1,948	1,929
First Franklin Mortgage Loan Trust, Ser 2004-FF11, Cl M2
0.993%, VAR ICE LIBOR USD 1 Month+0.825%, 01/25/2035	260	262
First Franklin Mortgage Loan Trust, Ser 2006-FFA, Cl A3
0.408%, VAR ICE LIBOR USD 1 Month+0.240%, 09/25/2026	15	15
Gallatin CLO VIII, Ser 2017-1A, Cl B
2.869%, VAR ICE LIBOR USD 3 Month+1.650%, 07/15/2027 (C)	1,500	1,450
Great American Auto Leasing, Ser 2019-1, Cl A2
2.970%, 06/15/2021 (C)	268	268
GreatAmerica Leasing Receivables Funding LLC, Ser 2020-1, Cl A2
1.760%, 06/15/2022 (C)	370	370
Greenpoint Manufactured Housing, Ser 1999- 5, Cl M1A
8.300%, 10/15/2026 (A)	442	455
Greenpoint Manufactured Housing, Ser 2000-4, Cl A3
2.171%, VAR ICE LIBOR USD 1 Month+2.000%, 08/21/2031	2,175	2,060
Greenwood Park CLO Ltd., Ser 2018-1A, Cl A2
2.229%, VAR ICE LIBOR USD 3 Month+1.010%, 04/15/2031 (C)	1,367	1,329
GSAMP Trust, Ser 2005-HE6, Cl M1
0.608%, VAR ICE LIBOR USD 1 Month+0.440%, 11/25/2035	62	62
GSAMP Trust, Ser 2005-SEA2, Cl B1
1.418%, VAR ICE LIBOR USD 1 Month+1.250%, 01/25/2045 (C)	1,442	1,421
Hilton Grand Vacations Trust, Ser 2014-AA, Cl A
1.770%, 11/25/2026 (C)	518	514

132	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Home Partners of America Trust, Ser 2017-1, Cl A
0.999%, VAR ICE LIBOR USD 1 Month+0.817%, 07/17/2034 (C)	$4,120	$4,069
Home Partners of America Trust, Ser 2017-1, Cl B
1.532%, VAR ICE LIBOR USD 1 Month+1.350%, 07/17/2034 (C)	2,250	2,220
Home Partners of America Trust, Ser 2018-1, Cl A
1.082%, VAR ICE LIBOR USD 1 Month+0.900%, 07/17/2037 (C)	1,867	1,833
HPEFS Equipment Trust, Ser 2019-1A, Cl A2
2.190%, 09/20/2029 (C)	182	182
HPEFS Equipment Trust, Ser 2020-1A, Cl A2
1.730%, 02/20/2030 (C)	213	213
Invitation Homes Trust, Ser 2017-SFR2, Cl B
1.332%, VAR ICE LIBOR USD 1 Month+1.150%, 12/17/2036 (C)	1,000	973
Invitation Homes Trust, Ser 2018-SFR1, Cl C
1.432%, VAR ICE LIBOR USD 1 Month+1.250%, 03/17/2037 (C)	2,000	1,926
Invitation Homes Trust, Ser 2018-SFR3, Cl C
1.482%, VAR ICE LIBOR USD 1 Month+1.300%, 07/17/2037 (C)	2,000	1,927
Iowa State Student Loan Liquidity, Ser 2011- 1, Cl A
2.456%, VAR ICE LIBOR USD 3 Month+1.250%, 06/25/2042	379	361
Keycorp Student Loan Trust, Ser 2000-B, Cl A2
1.301%, VAR ICE LIBOR USD 3 Month+0.310%, 07/25/2029	1,413	1,389
KKR CLO, Ser 2018-21, Cl A
2.219%, VAR ICE LIBOR USD 3 Month+1.000%, 04/15/2031 (C)	580	558
LCM XXV, Ser 2017-25A, Cl A
2.345%, VAR ICE LIBOR USD 3 Month+1.210%, 07/20/2030 (C)	3,828	3,746
Long Beach Mortgage Loan Trust, Ser 2004- 1, Cl M1
0.918%, VAR ICE LIBOR USD 1 Month+0.750%, 02/25/2034	834	790
Long Beach Mortgage Loan Trust, Ser 2004- 1, Cl M2
0.993%, VAR ICE LIBOR USD 1 Month+0.825%, 02/25/2034	1,998	1,973
Madison Park Funding XII, Ser 2017-12A, Cl AR
2.395%, VAR ICE LIBOR USD 3 Month+1.260%, 07/20/2026 (C)	71	71

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Madison Park Funding XV, Ser 2017-15A, Cl A2R
2.491%, VAR ICE LIBOR USD 3 Month+1.500%, 01/27/2026 (C)	$550	$537
Madison Park Funding XXX, Ser 2018-30A, Cl A
1.969%, VAR ICE LIBOR USD 3 Month+0.750%, 04/15/2029 (C)	1,000	974
Magnetite VIII, Ser 2018-8A, Cl AR2
2.199%, VAR ICE LIBOR USD 3 Month+0.980%, 04/15/2031 (C)	780	760
Marlette Funding Trust, Ser 2018-4A, Cl A
3.710%, 12/15/2028 (C)	63	63
Marlette Funding Trust, Ser 2019-1A, Cl A
3.440%, 04/16/2029 (C)	152	150
Marlette Funding Trust, Ser 2019-2A, Cl A
3.130%, 07/16/2029 (C)	209	210
Marlette Funding Trust, Ser 2020-1A, Cl A
2.240%, 03/15/2030 (C)	107	107
MetLife Securitization Trust, Ser 2017-1A, Cl A
3.000%, 04/25/2055 (A)(C)	219	225
Michigan Finance Authority, Ser 2015-1, Cl A1
0.920%, VAR ICE LIBOR USD 1 Month+0.750%, 04/29/2030	2,233	2,169
Mid-State Capital Trust, Ser 2004-1, Cl M1
6.497%, 08/15/2037	617	655
Mill City Mortgage Loan Trust, Ser 2017-3, Cl A1
2.750%, 01/25/2061 (A)(C)	415	422
MMAF Equipment Finance LLC, Ser 2019-B, Cl A2
2.070%, 10/12/2022 (C)	180	181
MP CLO VIII, Ser 2018-2A, Cl BR
2.307%, VAR ICE LIBOR USD 3 Month+1.420%, 10/28/2027 (C)	2,000	1,939
MVW Owner Trust, Ser 2014-1A, Cl A
2.250%, 09/22/2031 (C)	987	970
MVW Owner Trust, Ser 2015-1A, Cl A
2.520%, 12/20/2032 (C)	1,385	1,354
Nationstar HECM Loan Trust, Ser 2018-2A, Cl A
3.188%, 07/25/2028 (A)(C)	16	16
Nationstar HECM Loan Trust, Ser 2019-2A, Cl A
2.272%, 11/25/2029 (A)(C)	100	100
Nelnet Student Loan Trust, Ser 2007-1, Cl B1
0.510%, VAR ICE LIBOR USD 3 Month+0.150%, 08/25/2037	257	255
New Residential Mortgage LLC, Ser 2018- FNT1, Cl B
3.910%, 05/25/2023 (C)	1,514	1,506

SEI Institutional Investments Trust / Annual Report / May 31, 2020	133

SCHEDULE OF INVESTMENTS

May 31, 2020

Opportunistic Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
New Residential Mortgage LLC, Ser 2018- FNT2, Cl A
3.790%, 07/25/2054 (C)	$1,875	$1,811
Newcastle Mortgage Securities Trust, Ser 2006-1, Cl M3
0.558%, VAR ICE LIBOR USD 1 Month+0.390%, 03/25/2036	5,593	5,224
NRZ Excess Spread-Collateralized Notes, Ser 2018-PLS1, Cl A
3.193%, 01/25/2023 (C)	2,341	2,349
NRZ Excess Spread-Collateralized Notes, Ser 2018-PLS2, Cl A
3.265%, 02/25/2023 (C)	1,808	1,814
Ocean Trails CLO IV, Ser 2013-4A, Cl AR
1.334%, VAR ICE LIBOR USD 3 Month+0.900%, 08/13/2025 (C)	315	314
OCP CLO, Ser 2017-10A, Cl BR
2.841%, VAR ICE LIBOR USD 3 Month+1.850%, 10/26/2027 (C)	2,000	1,903
OCP CLO, Ser 2017-8A, Cl A1R
1.985%, VAR ICE LIBOR USD 3 Month+0.850%, 04/17/2027 (C)	422	416
OnDeck Asset Securitization Trust II LLC, Ser 2019-1A, Cl A
2.650%, 11/18/2024 (C)	183	183
OneMain Financial Issuance Trust, Ser 2016- 1A, Cl B
4.570%, 02/20/2029 (C)	155	155
Origen Manufactured Housing Contract Trust, Ser 2002-A, Cl M1
7.870%, 05/15/2032 (A)	83	83
Oxford Finance Funding LLC, Ser 2020-1A, Cl A2
3.101%, 02/15/2028 (C)	1,500	1,488
OZLM XII, Ser 2018-12A, Cl A1R
1.810%, VAR ICE LIBOR USD 3 Month+1.050%, 04/30/2027 (C)	500	493
Palmer Square Loan Funding, Ser 2018-4A, Cl A1
1.292%, VAR ICE LIBOR USD 3 Month+0.900%, 11/15/2026 (C)	1,248	1,228
Park Place Securities Pass-Through Certificates, Ser 2005-WHQ1, Cl M5
1.293%, VAR ICE LIBOR USD 1 Month+1.125%, 03/25/2035	4,242	4,016
PRPM LLC, Ser 2018-1A, Cl A1
3.750%, 04/25/2023 (A)(C)	140	134
Recette CLO, Ser 2017-1A, Cl DR
3.885%, VAR ICE LIBOR USD 3 Month+2.750%, 10/20/2027 (C)	1,000	923
SACO I Trust, Ser 2005-GP1, Cl A1
0.528%, VAR ICE LIBOR USD 1 Month+0.360%, 08/25/2030	267	265

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
SACO I Trust, Ser 2005-WM3, Cl A1
0.688%, VAR ICE LIBOR USD 1 Month+0.520%, 09/25/2035	$160	$159
SACO I Trust, Ser 2006-6, Cl A
0.428%, VAR ICE LIBOR USD 1 Month+0.260%, 06/25/2036	452	435
Saxon Asset Securities Trust, Ser 2006-2, Cl A3C
0.318%, VAR ICE LIBOR USD 1 Month+0.150%, 09/25/2036	701	695
Scholar Funding Trust, Ser 2011-A, Cl A
1.787%, VAR ICE LIBOR USD 3 Month+0.900%, 10/28/2043 (C)	2,372	2,282
Shackleton CLO, Ser 2015-8A, Cl A1R
2.055%, VAR ICE LIBOR USD 3 Month+0.920%, 10/20/2027 (C)	980	961
SoFi Consumer Loan Program LLC, Ser 2017- 1, Cl A
3.280%, 01/26/2026 (C)	86	86
SoFi Consumer Loan Program Trust, Ser 2019-1, Cl A
3.240%, 02/25/2028 (C)	161	162
SoFi Consumer Loan Program Trust, Ser 2019-3, Cl A
2.900%, 05/25/2028 (C)	318	321
SoFi Consumer Loan Program Trust, Ser 2019-4, Cl A
2.450%, 08/25/2028 (C)	324	324
SoFi Consumer Loan Program Trust, Ser 2020-1, Cl A
2.020%, 01/25/2029 (C)	240	240
SpringCastle Funding Notes, Ser 2019-AA, Cl A
3.200%, 05/27/2036 (C)	3,385	3,171
Springleaf Funding Trust, Ser 2016-AA, Cl A
2.900%, 11/15/2029 (C)	78	78
Structured Asset Investment Loan Trust, Ser 2003-BC11, Cl A3
1.118%, VAR ICE LIBOR USD 1 Month+0.950%, 10/25/2033	3,061	2,923
Structured Asset Investment Loan Trust, Ser 2003-BC12, Cl 2A
0.888%, VAR ICE LIBOR USD 1 Month+0.720%, 11/25/2033	2,827	2,655
Structured Asset Investment Loan Trust, Ser 2004-8, Cl A8
1.168%, VAR ICE LIBOR USD 1 Month+1.000%, 09/25/2034	3,655	3,430
Structured Asset Investment Loan Trust, Ser 2004-BNC1, Cl A4
1.108%, VAR ICE LIBOR USD 1 Month+0.940%, 09/25/2034	1,170	1,108

134	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Structured Asset Securities Mortgage Loan Trust, Ser 2005-WF3, Cl M1
0.888%, VAR ICE LIBOR USD 1 Month+0.720%, 07/25/2035	$126	$126
Structured Asset Securities Mortgage Loan Trust, Ser 2007-BC3, Cl 2A3
0.348%, VAR ICE LIBOR USD 1 Month+0.180%, 05/25/2047	2,231	2,094
Symphony CLO XVIII, Ser 2016-18A, Cl B
2.843%, VAR ICE LIBOR USD 3 Month+1.800%, 01/23/2028 (C)	750	734
TCI-Flatiron CLO, Ser 2017-1A, Cl B
1.946%, VAR ICE LIBOR USD 3 Month+1.560%, 11/18/2030 (C)	500	486
Telos CLO, Ser 2017-3A, Cl AR
2.435%, VAR ICE LIBOR USD 3 Month+1.300%, 07/17/2026 (C)	1,576	1,555
Textainer Marine Containers V, Ser 2017-2A, Cl A
3.520%, 06/20/2042 (C)	451	442
Thacher Park CLO, Ser 2017-1A, Cl AR
2.295%, VAR ICE LIBOR USD 3 Month+1.160%, 10/20/2026 (C)	695	690
Towd Point Mortgage Trust, Ser 2015-2, Cl 2A11
3.000%, 11/25/2057 (A)(C)	52	53
Towd Point Mortgage Trust, Ser 2015-4, Cl A1B
2.750%, 04/25/2055 (A)(C)	45	45
Towd Point Mortgage Trust, Ser 2015-5, Cl A1B
2.750%, 05/25/2055 (A)(C)	60	61
Towd Point Mortgage Trust, Ser 2016-1, Cl A1B
2.750%, 02/25/2055 (A)(C)	50	51
Towd Point Mortgage Trust, Ser 2016-3, Cl A1
2.250%, 04/25/2056 (A)(C)	151	152
Towd Point Mortgage Trust, Ser 2016-4, Cl A1
2.250%, 07/25/2056 (A)(C)	287	289
Towd Point Mortgage Trust, Ser 2017-1, Cl A1
2.750%, 10/25/2056 (A)(C)	506	513
Towd Point Mortgage Trust, Ser 2017-2, Cl A1
2.750%, 04/25/2057 (A)(C)	401	406
Towd Point Mortgage Trust, Ser 2017-5, Cl A1
0.768%, VAR ICE LIBOR USD 1 Month+0.600%, 02/25/2057 (C)	2,200	2,163
Towd Point Mortgage Trust, Ser 2017-6, Cl A1
2.750%, 10/25/2057 (A)(C)	445	456
Towd Point Mortgage Trust, Ser 2018-2, Cl A1
3.250%, 03/25/2058 (A)(C)	1,133	1,170
Towd Point Mortgage Trust, Ser 2018-3, Cl A1
3.750%, 05/25/2058 (A)(C)	1,470	1,545

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Towd Point Mortgage Trust, Ser 2019-HY1, Cl A1
1.168%, VAR ICE LIBOR USD 1 Month+1.000%, 10/25/2048 (C)	$1,318	$1,301
Treman Park CLO, Ser 2018-1A, Cl ARR
2.205%, VAR ICE LIBOR USD 3 Month+1.070%, 10/20/2028 (C)	550	540
Trestles CLO, Ser 2017-1A, Cl A1A
2.281%, VAR ICE LIBOR USD 3 Month+1.290%, 07/25/2029 (C)	5,000	4,917
Triton Container Finance VI LLC, Ser 2017- 1A, Cl A
3.520%, 06/20/2042 (C)	667	657
Tryon Park CLO, Ser 2018-1A, Cl A1SR
2.109%, VAR ICE LIBOR USD 3 Month+0.890%, 04/15/2029 (C)	270	264
Verizon Owner Trust, Ser 2017-2A, Cl B
2.220%, 12/20/2021 (C)	260	261
Verizon Owner Trust, Ser 2020-A, Cl A1A
1.850%, 07/22/2024	350	359
VOLT LXIV LLC, Ser 2017-NP11, Cl A1
3.375%, 10/25/2047 (C)	295	283
Volvo Financial Equipment Master Owner Trust, Ser 2017-A, Cl A
0.684%, VAR ICE LIBOR USD 1 Month+0.500%, 11/15/2022 (C)	95	95
Voya CLO, Ser 2017-3A, Cl A1R
1.711%, VAR ICE LIBOR USD 3 Month+0.720%, 07/25/2026 (C)	962	952
Voya CLO, Ser 2018-3A, Cl A2R
2.535%, VAR ICE LIBOR USD 3 Month+1.400%, 10/18/2031 (C)	818	776
Voya CLO, Ser 2020-2A, Cl A1RR
2.155%, VAR ICE LIBOR USD 3 Month+1.020%, 04/17/2030 (C)	4,404	4,324
VSE VOI Mortgage, Ser 2017-A, Cl A
2.330%, 03/20/2035 (C)	1,335	1,274

		172,538

Total Asset-Backed Securities (Cost $249,800) ($ Thousands)		247,651

CORPORATE OBLIGATIONS — 5.9%

Communication Services — 0.4%
AT&T Inc
2.305%, VAR ICE LIBOR USD 3 Month+0.930%, 06/30/2020	750	750
Comcast
1.873%, VAR ICE LIBOR USD 3 Month+0.440%, 10/01/2021	700	702
Diamond Sports Group LLC
5.375%, 08/15/2026 (C)	1,501	1,193

SEI Institutional Investments Trust / Annual Report / May 31, 2020	135

SCHEDULE OF INVESTMENTS

May 31, 2020

Opportunistic Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
T-Mobile USA
6.375%, 03/01/2025	$855	$882

		3,527

Consumer Discretionary — 0.7%
Clarios Global
6.750%, 05/15/2025 (C)	161	167
Ford Motor Credit LLC
2.645%, VAR ICE LIBOR USD 3 Month+1.270%, 03/28/2022	500	455
0.986%, VAR ICE LIBOR USD 3 Month+0.430%, 11/02/2020	500	491
General Motors Financial
1.041%, VAR ICE LIBOR USD 3 Month+0.540%, 11/06/2020	500	494
IRB Holding
7.000%, 06/15/2025 (C)	567	588
Marriott International
1.649%, VAR ICE LIBOR USD 3 Month+0.650%, 03/08/2021	350	341
0.950%, VAR ICE LIBOR USD 3 Month+0.600%, 12/01/2020	475	469
Nissan Motor Acceptance MTN
2.201%, VAR ICE LIBOR USD 3 Month+0.890%, 01/13/2022 (C)	800	732
Six Flags Theme Parks
7.000%, 07/01/2025 (C)	352	374
Truck Hero
8.500%, 04/21/2024 (C)	1,114	1,036
Volkswagen Group of America Finance LLC
2.500%, 09/24/2021 (C)	200	201
1.375%, VAR ICE LIBOR USD 3 Month+0.940%, 11/12/2021 (C)	300	295
1.204%, VAR ICE LIBOR USD 3 Month+0.770%, 11/13/2020 (C)	2,000	1,992

		7,635

Consumer Staples — 0.4%
Albertsons
6.625%, 06/15/2024	1,520	1,572
ERAC USA Finance LLC, 171182
5.250%, 10/01/2020 (C)	499	504
GEMS MENASA Cayman
7.125%, 07/31/2026 (C)	587	535
Howard University
2.801%, 10/01/2023	240	245
2.638%, 10/01/2021	100	101
Kraft Heinz Foods
1.268%, VAR ICE LIBOR USD 3 Month+0.820%, 08/10/2022	700	686

		3,643

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)

Energy — 0.1%
MPLX
1.899%, VAR ICE LIBOR USD 3 Month+0.900%, 09/09/2021	$150	$145
Occidental Petroleum
1.684%, VAR ICE LIBOR USD 3 Month+1.250%, 08/13/2021	300	286
1.398%, VAR ICE LIBOR USD 3 Month+0.950%, 02/08/2021	300	289
Phillips 66
0.960%, VAR ICE LIBOR USD 3 Month+0.600%, 02/26/2021	400	399

		1,119

Financials — 2.3%
ABN AMRO Bank MTN
1.545%, VAR ICE LIBOR USD 3 Month+0.410%, 01/19/2021 (C)	750	751
Assurant
2.482%, VAR ICE LIBOR USD 3 Month+1.250%, 03/26/2021	97	96
Bank of America MTN
2.295%, VAR ICE LIBOR USD 3 Month+1.160%, 01/20/2023	550	551
2.289%, VAR ICE LIBOR USD 3 Month+1.180%, 10/21/2022	625	628
Bank of Montreal MTN
0.837%, VAR United States Secured Overnight Financing Rate+0.680%, 03/10/2023	350	343
BPCE MTN
1.578%, VAR ICE LIBOR USD 3 Month+1.220%, 05/22/2022 (C)	550	549
Canadian Imperial Bank of Commerce
0.842%, VAR United States Secured Overnight Financing Rate+0.800%, 03/17/2023	300	294
Capital One Bank USA
2.014%, VAR United States Secured Overnight Financing Rate+0.616%, 01/27/2023	300	300
Citizens Bank
1.170%, VAR ICE LIBOR USD 3 Month+0.810%, 05/26/2022	1,025	1,019
Cooperatieve Rabobank UA
2.141%, VAR ICE LIBOR USD 3 Month+0.830%, 01/10/2022	1,000	1,007
Credit Suisse Group Funding Guernsey
3.125%, 12/10/2020	450	455
Credit Suisse NY
0.505%, VAR United States Secured Overnight Financing Rate+0.450%, 02/04/2022	600	593

136	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Danske Bank
3.001%, VAR ICE LIBOR USD 3 Month+1.249%, 09/20/2022 (C)	$250	$252
Deutsche Bank NY
2.700%, 07/13/2020	250	250
1.913%, VAR ICE LIBOR USD 3 Month+0.815%, 01/22/2021	550	540
Goldman Sachs Group
2.101%, VAR ICE LIBOR USD 3 Month+1.110%, 04/26/2022	750	751
1.562%, VAR ICE LIBOR USD 3 Month+1.170%, 11/15/2021	930	932
HSBC Holdings
1.434%, VAR ICE LIBOR USD 3 Month+0.650%, 09/11/2021	550	550
ING Groep
2.525%, VAR ICE LIBOR USD 3 Month+1.150%, 03/29/2022	700	700
JPMorgan Chase
2.046%, VAR ICE LIBOR USD 3 Month+1.205%, 10/29/2020	198	199
Marsh & McLennan
3.500%, 12/29/2020	95	97
Metropolitan Life Global Funding I MTN
0.616%, VAR United States Secured Overnight Financing Rate+0.570%, 01/13/2023 (C)	350	342
Mizuho Financial Group
0.990%, VAR ICE LIBOR USD 3 Month+0.630%, 05/25/2024	525	506
Morgan Stanley
2.315%, VAR ICE LIBOR USD 3 Month+1.180%, 01/20/2022	625	627
Morgan Stanley MTN
0.751%, VAR United States Secured Overnight Financing Rate+0.700%, 01/20/2023	400	392
National Australia Bank
1.875%, 12/13/2022	250	257
Nationwide Building Society
2.000%, 01/27/2023 (C)	200	204
NFP
7.000%, 05/15/2025 (C)	733	760
PNC Bank
1.429%, VAR ICE LIBOR USD 3 Month+0.430%, 12/09/2022	300	296
0.685%, VAR ICE LIBOR USD 3 Month+0.325%, 02/24/2023	350	346
Regions Bank
0.934%, VAR ICE LIBOR USD 3 Month+0.500%, 08/13/2021	400	397
Santander UK
2.100%, 01/13/2023	200	205

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Springleaf Finance
8.875%, 06/01/2025	$2,095	$2,179
Standard Chartered
2.744%, VAR ICE LIBOR USD 3 Month+1.200%, 09/10/2022 (C)	345	347
Toronto-Dominion Bank MTN
0.532%, VAR United States Secured Overnight Financing Rate+0.480%, 01/27/2023	250	244
UBS MTN
2.430%, VAR ICE LIBOR USD 3 Month+0.850%, 06/01/2020	900	900
UniCredit MTN
6.572%, 01/14/2022 (C)	350	365
Wells Fargo
2.130%, VAR ICE LIBOR USD 3 Month+1.110%, 01/24/2023	550	549
Zions Bancorp
3.350%, 03/04/2022	2,000	2,024

		21,797

Health Care — 0.4%
Becton Dickinson
2.250%, VAR ICE LIBOR USD 3 Month+0.875%, 12/29/2020	375	375
Cardinal Health
1.511%, VAR ICE LIBOR USD 3 Month+0.770%, 06/15/2022	975	956
Cigna
1.493%, VAR ICE LIBOR USD 3 Month+0.650%, 09/17/2021	400	398
CVS Health
1.719%, VAR ICE LIBOR USD 3 Month+0.720%, 03/09/2021	540	541
Jaguar Holding II
5.000%, 06/15/2028 (C)	630	653
Molina Healthcare
4.375%, 06/15/2028 (C)	865	874
Sutter Health
2.286%, 08/15/2053	225	225
Teleflex
4.250%, 06/01/2028 (C)	133	137

		4,159

Industrials — 0.6%
AerCap Ireland Capital DAC
4.450%, 12/16/2021	2,000	1,900
Ardagh Packaging Finance
5.250%, 04/30/2025 (C)	573	598
BAE Systems Holdings
2.850%, 12/15/2020 (C)	–	–

SEI Institutional Investments Trust / Annual Report / May 31, 2020	137

SCHEDULE OF INVESTMENTS

May 31, 2020

Opportunistic Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Clark Equipment
5.875%, 06/01/2025 (C)	$247	$255
DAE Funding LLC
5.250%, 11/15/2021 (C)	325	306
GE Capital International Funding Unlimited
2.342%, 11/15/2020	575	579
GFL Environmental
8.500%, 05/01/2027 (C)	990	1,085
L3Harris Technologies
1.593%, VAR ICE LIBOR USD 3 Month+0.750%, 03/10/2023	350	348
Otis Worldwide
2.088%, VAR ICE LIBOR USD 3 Month+0.450%, 04/05/2023 (C)	360	355
PowerTeam Services LLC
9.033%, 12/04/2025 (C)	400	405
WESCO Distribution
7.250%, 06/15/2028 (C)(D)	340	337
7.125%, 06/15/2025 (C)(D)	339	339
XPO Logistics
6.250%, 05/01/2025 (C)	380	396

		6,903

Information Technology — 0.2%
Hewlett Packard Enterprise
2.093%, VAR ICE LIBOR USD 3 Month+0.720%, 10/05/2021	300	296
Microchip Technology
3.922%, 06/01/2021	325	331
Science Applications International
4.875%, 04/01/2028 (C)	527	539
Tempo Acquisition LLC
5.750%, 06/01/2025 (C)	441	460

		1,626

Materials — 0.3%
International Flavors & Fragrances
3.400%, 09/25/2020	200	201
Owens-Brockway Glass Container
6.625%, 05/13/2027 (C)	291	306
6.375%, 08/15/2025 (C)	1,940	2,032
Venator Finance Sarl
9.500%, 07/01/2025 (C)	324	326

		2,865

Utilities — 0.5%
Dominion Energy
2.450%, 01/15/2023 (C)	250	259
Duquesne Light Holdings
6.400%, 09/15/2020 (C)	1,000	1,016
Edison International
3.125%, 11/15/2022	2,000	2,059

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
NRG Energy
7.250%, 05/15/2026	$155	$167
Southern Power
1.666%, VAR ICE LIBOR USD 3 Month+0.550%, 12/20/2020 (C)	375	374
Texas Energy (Escrow Security)
4.221%, 12/31/2034 (D)	–	–
Vistra Operations LLC
4.300%, 07/15/2029 (C)	849	878

		4,753

Total Corporate Obligations (Cost $58,287) ($ Thousands)		58,027

U.S. TREASURY OBLIGATIONS — 0.7%
U.S. Treasury Bills
0.160%, 05/20/2021 (F)	850	849
U.S. Treasury Notes
2.875%, 11/15/2021	2,500	2,598
2.375%, 03/15/2022	1,000	1,039
2.000%, 05/31/2024	2,000	2,139

Total U.S. Treasury Obligations (Cost $6,432) ($ Thousands)		6,625

MUNICIPAL BONDS — 0.3%

California — 0.1%
California State, GO
Callable 10/01/2021 @ 100 1.110%, 04/01/2047 (A)	925	923

Ohio — 0.2%
Buckeye, Tobacco Settlement Financing Authority, RB
1.850%, 06/01/2029	1,500	1,500

Texas — 0.0%
Central Texas, Turnpike System, Ser B, RB
1.980%, 08/15/2042 (A)	190	190

Total Municipal Bonds (Cost $2,615) ($ Thousands)		2,613

138	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

U.S. GOVERNMENT AGENCY OBLIGATIONS — 0.1%
FFCB
1.900%, 06/24/2021	$470	$478
0.530%, 01/18/2022	500	502

Total U.S. Government Agency Obligations (Cost $977) ($ Thousands)		980

	Number of Warrants

WARRANTS — 0.0%
Lion Holdings, Expires 12/30/2027 Strike Price $– *(D) (G)	29,715	–

Total Warrants (Cost $—) ($ Thousands)		–

	Shares

COMMON STOCK — 0.0%
TE Holdcorp *(D)	102,547	–

Total Common Stock (Cost $3,176) ($ Thousands)		–

PREFERRED STOCK — 0.0%
TE Holdcorp *(D) (H)	179,484	–

Total Preferred Stock (Cost $1,427) ($ Thousands)		–

CASH EQUIVALENT — 6.4%
SEI Daily Income Trust, Government Fund, Cl F
0.090%**†	62,317,122	62,317

Total Cash Equivalent (Cost $62,317) ($ Thousands)		62,317

Description	Face Amount (Thousands)	Market Value ($ Thousands)

REPURCHASE AGREEMENT — 0.2%
BNP Paribas
0.070%, dated 05/29/20, to be repurchased on 06/01/20, repurchase price $1,800,010 (collateralized by U.S. Government and Treasury obligations, ranging in par value $100 - $1,674,355, 2.103% - 4.500%, 06/01/43 - 02/01/49; total market value $1,836,000) (I)	$1,800	$1,800

Total Repurchase Agreement (Cost $1,800) ($ Thousands)		1,800

Total Investments in Securities — 103.0% (Cost $1,040,602) ($ Thousands)		$1,004,732

SEI Institutional Investments Trust / Annual Report / May 31, 2020	139

SCHEDULE OF INVESTMENTS

May 31, 2020

Opportunistic Income Fund (Concluded)

A list of the open futures contracts held by the Fund at May 31, 2020, is as follows:

Type of Contract	Number of Contracts Long/(Short)	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)

U.S. 10-Year Treasury Note	25	Sep-2020	$3,473	$3,477	$4

U.S. 10-Year Treasury Note	(13)	Sep-2020	(1,802)	(1,808)	(6)

U.S. 2-Year Treasury Note	(114)	Oct-2020	(25,172)	(25,176)	(4)

U.S. 5-Year Treasury Note	(43)	Oct-2020	(5,401)	(5,402)	(1)

U.S. 5-Year Treasury Note	(5)	Oct-2020	(627)	(628)	(1)

U.S. Long Treasury Bond	(1)	Sep-2020	(177)	(178)	(1)

			$(29,706)	$(29,715)	$(9)

Percentages are based on Net Assets of $975,466 ($ Thousands).
*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of May 31, 2020.
†	Investment in Affiliated Security (see Note 6).
(A)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.
(B)	Security, or portion thereof, has been pledged as collateral on open futures contracts.
(C)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On May 31, 2020, the value of these securities amounted to $341,975 ($ Thousands), representing 35.1% of the Net Assets of the Fund.

(D)	Level 3 security in accordance with fair value hierarchy.
(E)	Unsettled bank loan. Interest rate may not be available.
(F)	Zero coupon security. The rate shown on the Schedule of Investments is the security’s effective yield at the time of purchase.
(G)

Security fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees. The total market value of such securities as of May 31, 2020 was $- ($ Thousands) and represented 0.0% of the Net Assets of the Fund.

(H)	There is currently no rate available.
(I)	Tri-Party Repurchase Agreement.

ARM — Adjustable Rate Mortgage

Cl — Class

CLO — Collateralized Loan Obligation

CMO — Collateralized Mortgage Obligation

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

FREMF— Freddie Mac Multi-Family

GNMA — Government National Mortgage Association

GO — General Obligation

ICE— Intercontinental Exchange

IO — Interest

Only — face amount represents notional amount.

LIBOR— London Interbank Offered Rate

LLC — Limited Liability Company

LP — Limited Partnership

Ltd. — Limited

MTN — Medium Term Note

NCUA — National Credit Union Association

RB — Revenue Bond

REIT — Real Estate investment Trust

REMIC — Real Estate Mortgage Investment Conduit

Ser — Series

USD — United States Dollar

VAR — Variable Rate

The following is a list of the level of inputs used as of May 31, 2020, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)

Mortgage-Backed Securities	–	338,658	–	338,658
Loan Participations	–	262,938	23,123	286,061
Asset-Backed Securities	–	247,651	–	247,651
Corporate Obligations	–	57,351	676	58,027
U.S. Treasury Obligations	–	6,625	–	6,625
Municipal Bonds	–	2,613	–	2,613
U.S. Government Agency Obligations	–	980	–	980
Warrants	–	–	–	–
Common Stock	–	–	–	–
Preferred Stock	–	–	–	–
Cash Equivalent	62,317	–	–	62,317
Repurchase Agreement	–	1,800	–	1,800

Total Investments in Securities	62,317	918,616	23,799	1,004,732

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	4	–	–	4
Unrealized Depreciation	(13)	–	–	(13)

Total Other Financial Instruments	(9)	–	–	(9)

*	Futures contracts are valued at the unrealized appreciation/(depreciation) on the instrument.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value ($ Thousands).

	Investments in Corporate Obligations	Investments in Loan Participations
Balance as of June 1, 2019	$–	$13,771
Accrued discounts/premiums	1	(435)
Realized gain/(loss)	11	(121)
Change in unrealized appreciation/ (depreciation)	(1)	1,581
Purchases	1,047	2,176
Sales	(382)	(6,804)
Net transfer into Level 3	–	20,618
Net transfer out of Level 3	–	(7,663)
Ending Balance as of May 31, 2020	$676	$23,123

Changes in unrealized gains/(losses) included in earnings related to securities still held at reporting date	$(1)	$1,581

140	SEI Institutional Investments Trust / Annual Report / May 31, 2020

For the year ended May 31, 2020, there were transfers in and out of Level 3 assets and liabilities. The transfers were due to changes in the availability of observable inputs used to determine fair value.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2020 ($ Thousands):

Security Description	Value 5/31/2019	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 5/31/2020	Shares	Income	Capital Gains
SEI Daily Income Trust, Government Fund, Cl F	$ 72,574	$ 677,798	$ (688,055)	$ –	$ –	$ 62,317	62,317,122	$ 492	$ –

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2020	141

SCHEDULE OF INVESTMENTS

May 31, 2020

Core Fixed Income Fund

Sector Weightings (Unaudited)†:

†Percentages are based on total investments.

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES — 39.1%

Agency Mortgage-Backed Obligations — 34.6%
FHLMC
10.000%, 03/17/2026	$2	$2
7.500%, 08/01/2030 to 12/01/2036	377	438
7.000%, 05/01/2024 to 03/01/2039	107	124
6.500%, 10/01/2031 to 09/01/2039	685	798
6.000%, 09/01/2021 to 08/01/2038	762	849
5.500%, 02/01/2035 to 12/01/2038	1,944	2,265
5.000%, 06/01/2020 to 03/01/2050	27,227	30,207
4.500%, 11/01/2025 to 03/01/2050	55,780	61,367
4.500%, 04/01/2048 to 03/01/2049	166	180
4.000%, 02/01/2034 to 03/01/2050	128,743	141,025
3.500%, 03/01/2033 to 03/01/2050	186,895	202,141
3.500%, 01/01/2050	148	161
3.000%, 03/01/2031 to 03/01/2050	96,817	102,800
3.000%, 02/01/2050 to 03/01/2050	47	49
2.500%, 05/01/2031 to 03/01/2050	21,086	22,039
FHLMC ARM
4.122%, VAR ICE LIBOR USD 12 Month+2.330%, 05/01/2036	55	59
3.932%, VAR ICE LIBOR USD 12 Month+1.943%, 12/01/2036	60	63
3.845%, VAR ICE LIBOR USD 12 Month+1.595%, 10/01/2036	12	12
FHLMC Multiclass Certificates, Ser RR02, Cl BX, IO
1.666%, 01/31/2169 (A)	2,000	228
FHLMC Multifamily Structured Pass Through Certificates, Ser 1513, Cl A3
2.797%, 08/25/2034	200	225

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FHLMC Multifamily Structured Pass Through Certificates, Ser K047, Cl A2
3.329%, 05/25/2025 (A)	$605	$674
FHLMC Multifamily Structured Pass-Through Certificates, Ser 1514, Cl A2
2.859%, 10/25/2034	825	921
FHLMC Multifamily Structured Pass-Through Certificates, Ser K016, Cl X1, IO
1.478%, 10/25/2021 (A)	445	7
FHLMC Multifamily Structured Pass-Through Certificates, Ser K021, Cl A1
1.603%, 01/25/2022	123	124
FHLMC Multifamily Structured Pass-Through Certificates, Ser K029, Cl A1
2.839%, 10/25/2022	82	83
FHLMC Multifamily Structured Pass-Through Certificates, Ser K032, Cl X1, IO
0.094%, 05/25/2023 (A)	60,651	193
FHLMC Multifamily Structured Pass-Through Certificates, Ser K091, Cl X1, IO
0.559%, 03/25/2029 (A)	3,945	172
FHLMC Multifamily Structured Pass-Through Certificates, Ser K091, Cl A2
3.505%, 03/25/2029	950	1,113
FHLMC Multifamily Structured Pass-Through Certificates, Ser K092, Cl X1, IO
0.709%, 04/25/2029 (A)	9,990	532
FHLMC Multifamily Structured Pass-Through Certificates, Ser K093, Cl X1, IO
0.952%, 05/25/2029 (A)	3,993	281
FHLMC Multifamily Structured Pass-Through Certificates, Ser K094, Cl X1, IO
0.881%, 06/25/2029 (A)	2,998	198
FHLMC Multifamily Structured Pass-Through Certificates, Ser K094, Cl XAM, IO
1.148%, 06/25/2029 (A)	4,850	437
FHLMC Multifamily Structured Pass-Through Certificates, Ser K095, Cl X1, IO
0.949%, 06/25/2029 (A)	2,396	168
FHLMC Multifamily Structured Pass-Through Certificates, Ser K095, Cl XAM, IO
1.238%, 06/25/2029 (A)	700	67
FHLMC Multifamily Structured Pass-Through Certificates, Ser K099, Cl X1, IO
1.006%, 09/25/2029 (A)	1,089	73
FHLMC Multifamily Structured Pass-Through Certificates, Ser K101, Cl X1, IO
0.837%, 10/25/2029 (A)	1,199	77
FHLMC Multifamily Structured Pass-Through Certificates, Ser K157, Cl A3
3.990%, 08/25/2033 (A)	4,400	5,424

142	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FHLMC Multifamily Structured Pass-Through Certificates, Ser K158, Cl A3
3.900%, 10/25/2033 (A)	$3,345	$4,095
FHLMC Multifamily Structured Pass-Through Certificates, Ser K726, Cl X1, IO
0.879%, 04/25/2024 (A)	12,454	338
FHLMC Multifamily Structured Pass-Through Certificates, Ser K735, Cl X1, IO
0.965%, 05/25/2026 (A)	2,398	115
FHLMC Multifamily Structured Pass-Through Certificates, Ser K736, Cl X1, IO
1.312%, 07/25/2026 (A)	2,000	129
FHLMC Multifamily Structured Pass-Through Certificates, Ser K737, Cl X1, IO
0.638%, 10/25/2026 (A)	6,997	243
FHLMC Multifamily Structured Pass-Through Certificates, Ser KC03, Cl A2
3.499%, 01/25/2026	1,730	1,885
FHLMC Multifamily Structured Pass-Through Certificates, Ser KC05, Cl X1, IO
1.204%, 06/25/2027 (A)	3,498	212
FHLMC Multifamily Structured Pass-Through Certificates, Ser KL4F, Cl A2AS
3.683%, 10/25/2025 (A)	7,210	8,197
FHLMC Multifamily Structured Pass-Through Certificates, Ser KLU1, Cl A4
2.854%, 01/25/2031	1,115	1,220
FHLMC Multifamily Structured Pass-Through Certificates, Ser KS07, Cl A2
2.735%, 09/25/2025	1,365	1,459
FHLMC Multifamily Structured Pass-Through Certificates, Ser X3FX, Cl A2FX
3.000%, 06/25/2027	2,210	2,349
FHLMC Reference REMIC CMO, Ser 2006- R007, Cl ZA
6.000%, 05/15/2036	978	1,166
FHLMC REMIC CMO, Ser 1999-2174, Cl PN
6.000%, 07/15/2029	12	13
FHLMC REMIC CMO, Ser 2001-2312, Cl Z
6.500%, 05/15/2031	121	135
FHLMC REMIC CMO, Ser 2002-2399, Cl XG
6.500%, 01/15/2032	33	39
FHLMC REMIC CMO, Ser 2003-2671, Cl S
14.422%, VAR ICE LIBOR USD 1 Month+14.758%, 09/15/2033	45	65
FHLMC REMIC CMO, Ser 2003-2684, Cl ZN
4.000%, 10/15/2033	100	110
FHLMC REMIC CMO, Ser 2004-2733, Cl ME
5.000%, 01/15/2034	231	267
FHLMC REMIC CMO, Ser 2007-3316, Cl JO, PO
0.000%, 05/15/2037 (B)	5	5

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FHLMC REMIC CMO, Ser 2008-3451, Cl SB, IO
5.791%, VAR ICE LIBOR USD 1 Month+6.030%, 05/15/2038	$204	$32
FHLMC REMIC CMO, Ser 2009-3546, Cl A
3.638%, 02/15/2039 (A)	57	59
FHLMC REMIC CMO, Ser 2010-3621, Cl SB, IO
6.046%, VAR ICE LIBOR USD 1 Month+6.230%, 01/15/2040	95	20
FHLMC REMIC CMO, Ser 2011-3866, Cl SA, IO
5.766%, VAR ICE LIBOR USD 1 Month+5.950%, 05/15/2041	587	85
FHLMC REMIC CMO, Ser 2012-4010, Cl KM
3.000%, 01/15/2042	655	699
FHLMC REMIC CMO, Ser 2012-4030, Cl HS, IO
6.426%, VAR ICE LIBOR USD 1 Month+6.610%, 04/15/2042	57	12
FHLMC REMIC CMO, Ser 2012-4102, Cl TC
2.500%, 09/15/2041	2,290	2,381
FHLMC REMIC CMO, Ser 2012-4119, Cl IN, IO
3.500%, 10/15/2032	495	51
FHLMC REMIC CMO, Ser 2013-4161, Cl BA
2.500%, 12/15/2041	5,249	5,441
FHLMC REMIC CMO, Ser 2013-4194, Cl BI, IO
3.500%, 04/15/2043	403	40
FHLMC REMIC CMO, Ser 2013-4205, Cl PA
1.750%, 05/15/2043	1,279	1,315
FHLMC REMIC CMO, Ser 2013-4210, Cl Z
3.000%, 05/15/2043	1,691	1,742
FHLMC REMIC CMO, Ser 2013-4227, Cl VA
3.500%, 10/15/2037	1,300	1,391
FHLMC REMIC CMO, Ser 2014-4368, Cl CA
3.750%, 11/15/2036	766	798
FHLMC REMIC CMO, Ser 2015-4426, Cl QC
1.750%, 07/15/2037	2,099	2,164
FHLMC REMIC CMO, Ser 2015-4479, Cl HA
3.750%, 05/15/2039	1,976	2,060
FHLMC REMIC CMO, Ser 2017-4705, Cl A
4.500%, 09/15/2042	1,573	1,632
FHLMC REMIC CMO, Ser 2017-4742, Cl PA
3.000%, 10/15/2047	5,568	5,896
FHLMC REMIC CMO, Ser 2018-4763, Cl CA
3.000%, 09/15/2038	576	620
FHLMC REMIC CMO, Ser 2018-4767, Cl KA
3.000%, 03/15/2048	1,253	1,354
FHLMC REMIC CMO, Ser 2018-4786, Cl DP
4.500%, 07/15/2042	895	906
FHLMC REMIC CMO, Ser 2018-4796, Cl AK
3.000%, 05/15/2048	326	326
FHLMC REMIC CMO, Ser 2018-4802, Cl A
3.000%, 06/15/2048	266	279
FHLMC REMIC CMO, Ser 2018-4813, Cl CJ
3.000%, 08/15/2048	1,517	1,567

SEI Institutional Investments Trust / Annual Report / May 31, 2020	143

SCHEDULE OF INVESTMENTS

May 31, 2020

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FHLMC REMIC CMO, Ser 2018-4846, Cl PF
0.534%, VAR ICE LIBOR USD 1 Month+0.350%, 12/15/2048	$570	$569
FHLMC REMIC CMO, Ser 2019-4880, Cl DA
3.000%, 05/15/2050	2,614	2,796
FHLMC STRIPS CMO, Ser 2012-264, Cl 30
3.000%, 07/15/2042	4,376	4,729
FHLMC STRIPS CMO, Ser 2012-271, Cl 30
3.000%, 08/15/2042	1,795	1,956
FHLMC STRIPS CMO, Ser 2015-343, Cl F4
1.335%, VAR ICE LIBOR USD 1 Month+0.350%, 10/15/2037	1,724	1,716
FHLMC STRIPS CMO, Ser 2016-353, Cl S1, IO
5.816%, VAR ICE LIBOR USD 1 Month+6.000%, 12/15/2046	965	203
FHLMC STRIPS CMO, Ser 2017-356, Cl 300
3.000%, 09/15/2047	4,782	5,051
FNMA
8.000%, 05/01/2023 to 06/01/2031	30	35
7.500%, 06/01/2030 to 11/01/2038	172	202
7.000%, 09/01/2026 to 02/01/2039	979	1,157
6.500%, 12/01/2022 to 10/01/2037	485	546
6.000%, 02/01/2032 to 10/01/2040	2,646	3,042
5.500%, 12/01/2033 to 06/01/2049	13,922	16,117
5.000%, 08/01/2020 to 12/01/2049	102,772	115,853
4.500%, 07/01/2047 to 01/01/2050	806	878
4.500%, 07/01/2020 to 01/01/2059	143,826	159,533
4.342%, 06/01/2021 (A)	2,573	2,654
4.300%, 11/01/2021 (A)	3,055	3,110
4.200%, 01/01/2029	1,665	1,943
4.000%, 07/01/2020 to 01/01/2059	243,983	266,646
3.980%, 08/01/2021	3,932	4,012
3.820%, 07/01/2027	250	283
3.790%, 12/01/2025	3,185	3,476
3.500%, 07/01/2029 to 03/01/2057	137,672	147,107
3.500%, 03/01/2050	80	88
3.490%, 02/01/2033	3,000	3,481
3.380%, 05/01/2028	120	137
3.310%, 03/01/2028	1,905	2,120
3.260%, 05/01/2029	200	231
3.210%, 11/01/2037	4,592	5,233
3.160%, 05/01/2029	326	373
3.080%, 01/01/2028	160	177
3.070%, 01/01/2029	180	204
3.050%, 05/01/2024	1,016	1,082
3.040%, 06/01/2029	1,000	1,137
3.020%, 06/01/2024 to 05/01/2026	3,400	3,588
3.000%, 02/01/2050	14	15
3.000%, 05/01/2029 to 05/01/2050	160,568	170,453
2.870%, 07/01/2031	100	113
2.850%, 08/01/2031	510	571
2.840%, 08/01/2031	400	450

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
2.820%, 06/01/2022	$2,649	$2,722
2.810%, 04/01/2025 to 08/01/2031	550	605
2.790%, 08/01/2029	600	673
2.770%, 08/01/2031	600	667
2.765%, 08/01/2031	900	999
2.696%, 04/01/2023 (A)	174	182
2.670%, 09/01/2031	100	111
2.500%, 02/01/2023 to 05/01/2050	36,391	37,833
2.455%, 04/01/2040	3,020	3,055
2.320%, 02/01/2032	200	215
2.300%, 02/01/2030	200	216
2.260%, 02/01/2030 to 04/01/2030	1,398	1,508
2.240%, 10/01/2031	300	321
2.140%, 04/01/2030	200	214
2.060%, 03/01/2030	499	530
1.950%, 04/01/2032	200	207
1.850%, 04/01/2032	200	204
FNMA ACES, Ser 2014-M3, Cl X2, IO
0.095%, 01/25/2024 (A)	32,264	345
FNMA ACES, Ser 2016-M11, Cl AL
2.944%, 07/25/2039	493	502
FNMA ACES, Ser 2017-M7, Cl A2
2.961%, 02/25/2027 (A)	751	828
FNMA ACES, Ser 2017-M8, Cl A2
3.061%, 05/25/2027 (A)	200	220
FNMA ACES, Ser M15, Cl 1A2
3.700%, 01/25/2036	600	681
FNMA ACES, Ser M27, Cl A2
2.700%, 11/25/2040	400	444
FNMA ACES, Ser M28, Cl AV
2.232%, 02/25/2027	1,693	1,801
FNMA ACES, Ser M4, Cl A2
3.610%, 02/25/2031	730	854
FNMA ACES, Ser M5, Cl A2
3.273%, 01/25/2029	1,370	1,542
FNMA ACES, Ser M6, Cl A
2.500%, 10/25/2037	197	213
FNMA ACES, Ser M6, Cl A2
3.450%, 01/01/2029	1,520	1,719
FNMA ACES, Ser M8, Cl X2, IO
0.133%, 01/25/2025 (A)	76,141	410
FNMA ARM
3.594%, VAR ICE LIBOR USD 12 Month+1.594%, 12/01/2035	26	26
3.565%, VAR ICE LIBOR USD 12 Month+1.565%, 05/01/2037	3	3
2.754%, VAR ICE LIBOR USD 12 Month+1.579%, 06/01/2045	1,505	1,559
2.661%, VAR ICE LIBOR USD 12 Month+1.586%, 01/01/2046	5,435	5,618

144	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FNMA Interest STRIPS CMO, Ser 2002-323, Cl 16, IO
7.000%, 01/25/2032	$153	$25
FNMA Interest STRIPS CMO, Ser 2003-334, Cl 16, IO
6.500%, 02/25/2033	206	43
FNMA Interest STRIPS CMO, Ser 2012-409, Cl C1, IO
3.000%, 11/25/2026	1,223	74
FNMA Interest STRIPS CMO, Ser 2012-409, Cl C13, IO
3.500%, 11/25/2041	743	90
FNMA Interest STRIPS CMO, Ser 2012-409, Cl C17, IO
4.000%, 11/25/2041	818	126
FNMA Interest STRIPS CMO, Ser 2012-409, Cl C2, IO
3.000%, 04/25/2027	934	53
FNMA Interest STRIPS CMO, Ser 2012-409, Cl C22, IO
4.500%, 11/25/2039	737	105
FNMA Interest STRIPS CMO, Ser 2012-411, Cl A3
3.000%, 08/25/2042	2,936	3,102
FNMA Interest STRIPS CMO, Ser 2012-414, Cl A35
3.500%, 10/25/2042	4,010	4,503
FNMA REMIC CMO, Ser 1992-143, Cl M
8.000%, 09/25/2022	24	25
FNMA REMIC CMO, Ser 1992-69, Cl Z
8.000%, 05/25/2022	21	22
FNMA REMIC CMO, Ser 1993-149, Cl SH
11.500%, VAR ICE LIBOR USD 1 Month+65.406%, 08/25/2023	21	24
FNMA REMIC CMO, Ser 1993-99, Cl Z
7.000%, 07/25/2023	99	105
FNMA REMIC CMO, Ser 1994-31, Cl ZC
6.500%, 02/25/2024	78	85
FNMA REMIC CMO, Ser 1994-63, Cl PK
7.000%, 04/25/2024	79	86
FNMA REMIC CMO, Ser 1997-32, Cl PG
6.500%, 04/25/2027	88	98
FNMA REMIC CMO, Ser 1999-11, Cl Z
5.500%, 03/25/2029	103	110
FNMA REMIC CMO, Ser 2001-52, Cl YZ
6.500%, 10/25/2031	16	19
FNMA REMIC CMO, Ser 2003-124, Cl TS
9.800%, VAR ICE LIBOR USD 1 Month+100.800%, 01/25/2034	9	11
FNMA REMIC CMO, Ser 2005-29, Cl ZA
5.500%, 04/25/2035	316	375

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FNMA REMIC CMO, Ser 2005-74, Cl CS
19.557%, VAR ICE LIBOR USD 1 Month+20.020%, 05/25/2035	$67	$88
FNMA REMIC CMO, Ser 2006-104, Cl MI, IO
6.582%, VAR ICE LIBOR USD 1 Month+6.750%, 11/25/2036	628	77
FNMA REMIC CMO, Ser 2006-125, Cl SM, IO
7.032%, VAR ICE LIBOR USD 1 Month+7.200%, 01/25/2037	396	92
FNMA REMIC CMO, Ser 2006-33, Cl LS
29.393%, VAR ICE LIBOR USD 1 Month+30.150%, 05/25/2036	64	113
FNMA REMIC CMO, Ser 2006-46, Cl SW
23.582%, VAR ICE LIBOR USD 1 Month+24.199%, 06/25/2036	52	84
FNMA REMIC CMO, Ser 2006-51, Cl SP, IO
6.482%, VAR ICE LIBOR USD 1 Month+6.650%, 03/25/2036	67	10
FNMA REMIC CMO, Ser 2007-64, Cl FA
0.638%, VAR ICE LIBOR USD 1 Month+0.470%, 07/25/2037	9	9
FNMA REMIC CMO, Ser 2007-68, Cl SC, IO
6.532%, VAR LIBOR USD 1 Month+6.700%, 07/25/2037	147	34
FNMA REMIC CMO, Ser 2008-22, Cl SI, IO
6.262%, VAR ICE LIBOR USD 1 Month+6.430%, 03/25/2037	915	32
FNMA REMIC CMO, Ser 2008-24, Cl NA
6.750%, 06/25/2037	16	19
FNMA REMIC CMO, Ser 2009-103, Cl MB
3.937%, 12/25/2039 (A)	100	104
FNMA REMIC CMO, Ser 2009-86, Cl BO, PO
0.000%, 03/25/2037 (B)	1,022	972
FNMA REMIC CMO, Ser 2010-123, Cl PM
4.000%, 07/25/2040	2,701	2,879
FNMA REMIC CMO, Ser 2010-150, Cl SK, IO
6.362%, VAR ICE LIBOR USD 1 Month+6.530%, 01/25/2041	554	139
FNMA REMIC CMO, Ser 2010-27, Cl AS, IO
6.312%, VAR ICE LIBOR USD 1 Month+6.480%, 04/25/2040	661	128
FNMA REMIC CMO, Ser 2011-2, Cl WA
5.852%, 02/25/2051 (A)	90	104
FNMA REMIC CMO, Ser 2011-75, Cl FA
0.718%, VAR ICE LIBOR USD 1 Month+0.550%, 08/25/2041	93	93
FNMA REMIC CMO, Ser 2011-90, Cl QI, IO
5.000%, 05/25/2034	80	–
FNMA REMIC CMO, Ser 2011-96, Cl SA, IO
6.382%, VAR ICE LIBOR USD 1 Month+6.550%, 10/25/2041	1,308	274

SEI Institutional Investments Trust / Annual Report / May 31, 2020	145

SCHEDULE OF INVESTMENTS

May 31, 2020

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FNMA REMIC CMO, Ser 2012-133, Cl CS, IO
5.982%, VAR ICE LIBOR USD 1 Month+6.150%, 12/25/2042	$835	$174
FNMA REMIC CMO, Ser 2012-134, Cl MS, IO
5.982%, VAR ICE LIBOR USD 1 Month+6.150%, 12/25/2042	349	74
FNMA REMIC CMO, Ser 2012-151, Cl NX
1.500%, 01/25/2043	1,671	1,720
FNMA REMIC CMO, Ser 2012-28, Cl B
6.500%, 06/25/2039	18	20
FNMA REMIC CMO, Ser 2012-35, Cl SC, IO
6.332%, VAR ICE LIBOR USD 1 Month+6.500%, 04/25/2042	372	77
FNMA REMIC CMO, Ser 2012-46, Cl BA
6.000%, 05/25/2042	466	546
FNMA REMIC CMO, Ser 2012-70, Cl YS, IO
6.482%, VAR ICE LIBOR USD 1 Month+6.650%, 02/25/2041	137	11
FNMA REMIC CMO, Ser 2012-74, Cl SA, IO
6.482%, VAR ICE LIBOR USD 1 Month+6.650%, 03/25/2042	598	112
FNMA REMIC CMO, Ser 2012-74, Cl OA, PO
0.000%, 03/25/2042 (B)	41	39
FNMA REMIC CMO, Ser 2012-75, Cl AO, PO
0.000%, 03/25/2042 (B)	82	78
FNMA REMIC CMO, Ser 2012-75, Cl NS, IO
6.432%, VAR ICE LIBOR USD 1 Month+6.600%, 07/25/2042	205	42
FNMA REMIC CMO, Ser 2013-101, Cl BO, PO
0.000%, 10/25/2043 (B)	1,129	1,003
FNMA REMIC CMO, Ser 2013-101, Cl CO, PO
0.000%, 10/25/2043 (B)	2,594	2,303
FNMA REMIC CMO, Ser 2013-11, Cl AP
1.500%, 01/25/2043	3,978	4,052
FNMA REMIC CMO, Ser 2013-124, Cl SB, IO
5.782%, VAR ICE LIBOR USD 1 Month+5.950%, 12/25/2043	655	129
FNMA REMIC CMO, Ser 2013-26, Cl HI, IO
3.000%, 04/25/2032	635	28
FNMA REMIC CMO, Ser 2013-30, Cl CA
1.500%, 04/25/2043	521	531
FNMA REMIC CMO, Ser 2013-43, Cl BP
1.750%, 05/25/2043	1,793	1,858
FNMA REMIC CMO, Ser 2013-54, Cl BS, IO
5.982%, VAR ICE LIBOR USD 1 Month+6.150%, 06/25/2043	399	87
FNMA REMIC CMO, Ser 2013-9, Cl CB
5.500%, 04/25/2042	1,200	1,384
FNMA REMIC CMO, Ser 2013-9, Cl BC
6.500%, 07/25/2042	1,087	1,318
FNMA REMIC CMO, Ser 2014-73, Cl MA
2.500%, 11/25/2044	1,102	1,172

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FNMA REMIC CMO, Ser 2015-84, Cl PA
1.700%, 08/25/2033	$5,148	$5,325
FNMA REMIC CMO, Ser 2016-37, Cl MJ
3.500%, 08/25/2043	734	765
FNMA REMIC CMO, Ser 2016-48, Cl MA
2.000%, 06/25/2038	6,795	7,020
FNMA REMIC CMO, Ser 2016-57, Cl PC
1.750%, 06/25/2046	7,477	7,706
FNMA REMIC CMO, Ser 2016-60, Cl QS, IO
5.932%, VAR ICE LIBOR USD 1 Month+6.100%, 09/25/2046	1,257	262
FNMA REMIC CMO, Ser 2017-13, Cl PA
3.000%, 08/25/2046	1,620	1,734
FNMA REMIC CMO, Ser 2017-42, Cl H
3.000%, 11/25/2043	1,318	1,363
FNMA REMIC CMO, Ser 2017-76, Cl SB, IO
5.932%, VAR ICE LIBOR USD 1 Month+6.100%, 10/25/2057	2,309	402
FNMA REMIC CMO, Ser 2017-85, Cl SC, IO
6.032%, VAR ICE LIBOR USD 1 Month+6.200%, 11/25/2047	748	141
FNMA REMIC CMO, Ser 2018-14, Cl KC
3.000%, 03/25/2048	2,948	3,148
FNMA REMIC CMO, Ser 2018-15, Cl AB
3.000%, 03/25/2048	678	728
FNMA REMIC CMO, Ser 2018-38, Cl PA
3.500%, 06/25/2047	3,409	3,575
FNMA REMIC CMO, Ser 2018-43, Cl CT
3.000%, 06/25/2048	5,121	5,345
FNMA REMIC CMO, Ser 2018-45, Cl GA
3.000%, 06/25/2048	226	226
FNMA REMIC CMO, Ser 2018-8, Cl KL
2.500%, 03/25/2047	2,048	2,140
FNMA REMIC CMO, Ser 2018-86, Cl JA
4.000%, 05/25/2047	775	810
FNMA REMIC CMO, Ser 2019-1, Cl AB
3.500%, 02/25/2049	2,166	2,294
FNMA REMIC CMO, Ser 2019-25, Cl PA
3.000%, 05/25/2048	3,001	3,204
FNMA REMIC CMO, Ser 2019-35, Cl MB
3.000%, 07/25/2049	2,128	2,278
FNMA REMIC CMO, Ser 2019-35, Cl A
3.000%, 07/25/2049	1,592	1,673
FNMA REMIC CMO, Ser 2019-45, Cl PA
3.000%, 08/25/2049	1,411	1,499
FNMA REMIC CMO, Ser 2019-52, Cl PA
3.000%, 09/25/2049	852	873
FNMA REMIC CMO, Ser 2019-79, Cl FA
0.668%, VAR ICE LIBOR USD 1 Month+0.500%, 01/25/2050	5,014	5,027
FNMA TBA
5.000%, 06/01/2038	6,655	7,273

146	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
4.500%, 06/14/2042	$11,214	$12,115
4.000%, 06/15/2045	6,990	7,441
3.500%, 06/15/2026 to 06/15/2045	21,744	22,939
3.000%, 06/25/2027 to 07/01/2042	70,650	74,178
2.500%, 06/25/2027 to 08/01/2043	291,672	302,417
2.000%, 06/25/2028 to 07/16/2169	43,240	44,396
FREMF Mortgage Trust, Ser 2010-K8, Cl B
5.288%, 09/25/2043 (A)(C)	527	526
FREMF Mortgage Trust, Ser 2011-K11, Cl B
4.418%, 12/25/2048 (A)(C)	171	172
FREMF Mortgage Trust, Ser K20, Cl X2A, IO
0.200%, 05/25/2045 (C)	24,595	79
GNMA
9.500%, 12/15/2020	–	–
7.000%, 04/15/2026 to 10/15/2032	609	686
6.500%, 01/15/2024 to 07/15/2035	1,137	1,291
6.000%, 12/15/2023 to 10/20/2040	3,629	4,227
5.000%, 10/15/2039 to 04/20/2050	41,848	45,989
4.700%, 09/20/2061 (A)	1,545	1,603
4.500%, 01/20/2040 to 03/20/2050	55,297	60,343
4.272%, 01/20/2069 (A)	197	203
4.000%, 04/20/2047 to 02/20/2050	81,496	87,844
3.969%, 04/20/2063 (A)	619	634
3.500%, 06/20/2044 to 05/15/2050	57,756	61,820
3.000%, 09/15/2042 to 03/20/2050	47,669	50,364
1.770%, 05/20/2070	1,400	1,447
1.687%, 04/20/2070	400	411
GNMA ARM
3.250%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+1.500%, 07/20/2034	7	7
2.650%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+1.440%, 01/20/2060	595	606
GNMA CMO, Ser 112, IO
0.237%, 02/16/2053 (A)	5,465	66
GNMA CMO, Ser 142, IO
0.840%, 04/16/2054 (A)	15,534	357
GNMA CMO, Ser 145, IO
1.036%, 09/16/2044 (A)	5,618	209
GNMA CMO, Ser 163, IO
1.206%, 02/16/2046 (A)	7,650	371
GNMA CMO, Ser 2003-60, Cl GS
12.113%, VAR ICE LIBOR USD 1 Month+12.417%, 05/16/2033	13	15
GNMA CMO, Ser 2005-7, Cl JM
16.319%, VAR ICE LIBOR USD 1 Month+16.720%, 05/18/2034	2	2
GNMA CMO, Ser 2006-16, Cl GS, IO
6.819%, VAR ICE LIBOR USD 1 Month+6.990%, 04/20/2036	434	93

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
GNMA CMO, Ser 2007-78, Cl SA, IO
6.348%, VAR ICE LIBOR USD 1 Month+6.530%, 12/16/2037	$2,698	$481
GNMA CMO, Ser 2009-106, Cl KS, IO
6.229%, VAR ICE LIBOR USD 1 Month+6.400%, 11/20/2039	3,122	619
GNMA CMO, Ser 2009-66, Cl XS, IO
6.618%, VAR ICE LIBOR USD 1 Month+6.800%, 07/16/2039	25	4
GNMA CMO, Ser 2009-66, Cl LC
6.000%, 08/16/2039	1,958	2,258
GNMA CMO, Ser 2009-8, Cl PS, IO
6.118%, VAR ICE LIBOR USD 1 Month+6.300%, 08/16/2038	23	2
GNMA CMO, Ser 2010-14, Cl AO, PO
0.000%, 12/20/2032 (B)	15	15
GNMA CMO, Ser 2010-31, Cl GS, IO
6.329%, VAR ICE LIBOR USD 1 Month+6.500%, 03/20/2039	31	1
GNMA CMO, Ser 2010-4, Cl SL, IO
6.218%, VAR ICE LIBOR USD 1 Month+6.400%, 01/16/2040	94	21
GNMA CMO, Ser 2010-4, Cl NS, IO
6.208%, VAR LIBOR USD 1 Month+6.390%, 01/16/2040	4,551	966
GNMA CMO, Ser 2010-59, Cl LB
4.500%, 10/20/2039	795	863
GNMA CMO, Ser 2010-85, Cl HS, IO
6.479%, VAR ICE LIBOR USD 1 Month+6.650%, 01/20/2040	232	22
GNMA CMO, Ser 2010-H10, Cl FC
1.441%, VAR ICE LIBOR USD 1 Month+1.000%, 05/20/2060	2,009	2,029
GNMA CMO, Ser 2010-H26, Cl LF
1.366%, VAR ICE LIBOR USD 1 Month+0.350%, 08/20/2058	2,810	2,799
GNMA CMO, Ser 2011-146, Cl EI, IO
5.000%, 11/16/2041	46	9
GNMA CMO, Ser 2011-H09, Cl AF
1.516%, VAR ICE LIBOR USD 1 Month+0.500%, 03/20/2061	814	814
GNMA CMO, Ser 2012-124, Cl AS, IO
6.018%, VAR ICE LIBOR USD 1 Month+6.200%, 10/16/2042	651	148
GNMA CMO, Ser 2012-141, Cl WA
4.528%, 11/16/2041 (A)	515	595
GNMA CMO, Ser 2012-66, Cl CI, IO
3.500%, 02/20/2038	502	17
GNMA CMO, Ser 2012-98, Cl SA, IO
5.918%, VAR ICE LIBOR USD 1 Month+6.100%, 08/16/2042	517	109
GNMA CMO, Ser 2012-H07, Cl KI, IO
1.231%, 03/20/2062 (A)	683	13

SEI Institutional Investments Trust / Annual Report / May 31, 2020	147

SCHEDULE OF INVESTMENTS

May 31, 2020

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
GNMA CMO, Ser 2013-H01, Cl TA
1.516%, VAR ICE LIBOR USD 1 Month+0.500%, 01/20/2063	$23	$23
GNMA CMO, Ser 2013-H01, Cl JA
1.336%, VAR ICE LIBOR USD 1 Month+0.320%, 01/20/2063	835	831
GNMA CMO, Ser 2014-186, IO
0.715%, 08/16/2054 (A)	8,660	315
GNMA CMO, Ser 2014-H04, Cl FB
1.666%, VAR ICE LIBOR USD 1 Month+0.650%, 02/20/2064	1,862	1,868
GNMA CMO, Ser 2016-135, Cl SB, IO
5.918%, VAR ICE LIBOR USD 1 Month+6.100%, 10/16/2046	519	243
GNMA CMO, Ser 2016-84, Cl IG, IO
4.500%, 11/16/2045	195	35
GNMA CMO, Ser 2017-167, Cl BQ
2.500%, 08/20/2044	2,064	2,136
GNMA CMO, Ser 2018-H06, Cl PF
1.316%, VAR ICE LIBOR USD 1 Month+0.300%, 02/20/2068	839	833
GNMA CMO, Ser 2018-H07, Cl FD
1.316%, VAR ICE LIBOR USD 1 Month+0.300%, 05/20/2068	1,491	1,482
GNMA CMO, Ser 2019-123, Cl A
3.000%, 10/20/2049	749	804
GNMA CMO, Ser 2019-132, Cl NA
3.500%, 09/20/2049	3,210	3,407
GNMA CMO, Ser 2019-15, Cl GT
3.500%, 02/20/2049	3,594	3,822
GNMA CMO, Ser 2019-31, Cl JC
3.500%, 03/20/2049	1,923	2,030
GNMA CMO, Ser 2019-71, Cl PT
3.000%, 06/20/2049	1,112	1,169
GNMA CMO, Ser 2019-90, Cl AB
3.000%, 07/20/2049	877	919
GNMA CMO, Ser 2020-47, Cl MI, IO
3.500%, 04/20/2050	1,197	203
GNMA CMO, Ser 2020-47, Cl NI, IO
3.500%, 04/20/2050	399	70
GNMA CMO, Ser 27, IO
0.929%, 04/16/2053 (A)	8,974	226
GNMA CMO, Ser 47, Cl IA, IO
0.128%, 02/16/2048 (A)	1,291	20
GNMA CMO, Ser 50, IO
0.754%, 09/16/2055 (A)	4,356	198
GNMA TBA
3.000%, 06/01/2043	21,650	22,919
2.500%, 06/01/2045 to 07/01/2045	12,800	13,462
2.000%, 07/21/2169	3,500	3,612
GNMA, Ser 107, Cl AD
2.694%, 11/16/2047 (A)	846	889

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
GNMA, Ser 135, Cl AG
2.600%, 08/16/2058	$929	$965
GNMA, Ser 145, IO
0.665%, 04/16/2057 (A)	4,679	248
GNMA, Ser 157, IO
0.570%, 12/16/2059 (A)	3,676	190
GNMA, Ser 2015-167, Cl OI, IO
4.000%, 04/16/2045	391	62
GNMA, Ser 2016-128, IO
0.950%, 09/16/2056 (A)	11,773	776
GNMA, Ser 2017-190, IO
0.666%, 03/16/2060 (A)	6,641	353
GNMA, Ser 28, Cl AB
3.150%, 06/16/2060	1,664	1,739
GNMA, Ser 33, Cl A
1.899%, 03/16/2040	2	2
GNMA, Ser 41, IO
0.766%, 07/16/2058 (A)	1,754	99
GNMA, Ser 8, IO
0.659%, 08/16/2058 (A)	3,654	177
NCUA Guaranteed Notes CMO, Ser 2010-R1, Cl 1A
0.697%, VAR ICE LIBOR USD 1 Month+0.450%, 10/07/2020	1,381	1,379
NCUA Guaranteed Notes CMO, Ser 2010-R3, Cl 1A
0.807%, VAR ICE LIBOR USD 1 Month+0.560%, 12/08/2020	212	211
NCUA Guaranteed Notes CMO, Ser 2010-R3, Cl 2A
0.807%, VAR ICE LIBOR USD 1 Month+0.560%, 12/08/2020	194	194

		2,587,030

Non-Agency Mortgage-Backed Obligations — 4.5%
American Home Mortgage Investment Trust, Ser 2005-1, Cl 1A2
1.047%, VAR ICE LIBOR USD 1 Month+0.560%, 06/25/2045	2,612	2,475
Angel Oak Mortgage Trust I LLC, Ser 2019-2, Cl A1
3.628%, 03/25/2049 (A)(C)	773	783
Angel Oak Mortgage Trust, Ser 2020-2, Cl A1A
2.531%, 01/26/2065 (A)(C)	2,760	2,764
Aventura Mall Trust, Ser 2013-AVM, Cl D
3.743%, 12/05/2032 (A)(C)	190	190
BAMLL Commercial Mortgage Securities Trust, Ser 2018-PARK, Cl A
4.091%, 08/10/2038 (A)(C)	2,640	3,012
Banc of America Alternative Loan Trust, Ser 2006-8, Cl 3A1
4.792%, 11/25/2021 (A)	11	9

148	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Banc of America Alternative Loan Trust, Ser 2007-1, Cl 2A1
5.973%, 04/25/2037 (A)	$79	$78
Banc of America Funding Trust, Ser 2003-2, Cl 1A1
6.500%, 06/25/2032	9	10
Banc of America Funding Trust, Ser 2004-2, Cl 1CB1
5.750%, 09/20/2034	88	93
Banc of America Funding Trust, Ser 2004-C, Cl 1A1
4.408%, 12/20/2034 (A)	25	24
Banc of America Funding Trust, Ser 2005-B, Cl 2A1
3.732%, 04/20/2035 (A)	1,013	898
Banc of America Funding Trust, Ser 2006-G, Cl 2A4
0.751%, VAR ICE LIBOR USD 1 Month+0.580%, 07/20/2036	1,681	1,662
Banc of America Funding Trust, Ser 2015-R2, Cl 9A1
0.383%, VAR ICE LIBOR USD 1 Month+0.215%, 03/27/2036 (C)	1,008	1,006
BANK, Ser 2017-BNK7, Cl A5
3.435%, 09/15/2060	1,170	1,282
BANK, Ser 2019-BN19, Cl A3
3.183%, 08/15/2061	385	422
BANK, Ser 2019-BN23, Cl A3
2.920%, 12/15/2052	165	178
BBCMS Mortgage Trust, Ser C6, Cl A2
2.690%, 02/15/2053	1,205	1,262
BBCMS Trust, Ser 2015-SRCH, Cl A1
3.312%, 08/10/2035 (C)	860	896
BBCMS Trust, Ser 2018-CBM, Cl A
1.184%, VAR ICE LIBOR USD 1 Month+1.000%, 07/15/2037 (C)	2,705	2,345
BB-UBS Trust, Ser 2012-TFT, Cl A
2.892%, 06/05/2030 (C)	1,500	1,496
BCAP LLC Trust, Ser 2009-RR5, Cl 8A1
5.500%, 11/26/2034 (A)(C)	41	41
Bear Stearns Adjustable Rate Mortgage Trust, Ser 2004-2, Cl 14A
3.741%, 05/25/2034 (A)	23	21
Bear Stearns Adjustable Rate Mortgage Trust, Ser 2004-2, Cl 24A
2.750%, 05/25/2034 (A)	67	57
Bear Stearns Commercial Mortgage Securities Trust, Ser 2005-PWR8, Cl X1, IO
0.566%, 06/11/2041 (A)(C)	57	–
Benchmark Mortgage Trust, Ser 2018-B1, Cl ASB
3.602%, 01/15/2051 (A)	582	632

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
BFLD, Ser 2019-DPLO, Cl A
1.274%, VAR ICE LIBOR USD 1 Month+1.090%, 10/15/2034 (C)	$1,600	$1,503
Bunker Hill Loan Depositary Trust, Ser 2019- 1, Cl A1
3.613%, 10/26/2048 (C)	995	1,010
Bunker Hill Loan Depositary Trust, Ser 2019- 2, Cl A1
2.879%, 07/25/2049 (C)	1,776	1,770
Bunker Hill Loan Depositary Trust, Ser 2019- 3, Cl A1
2.724%, 11/25/2059 (C)	2,015	2,028
BX Commercial Mortgage Trust, Ser 2019- XL, Cl A
1.104%, VAR ICE LIBOR USD 1 Month+0.920%, 10/15/2036 (C)	1,624	1,592
BX Trust, Ser OC11, Cl A
3.202%, 12/09/2041 (C)	995	998
CALI Mortgage Trust, Ser 2019-101C, Cl A
3.957%, 03/10/2029	1,905	2,155
CAMB Commercial Mortgage Trust, Ser 2019- LIFE, Cl A
1.254%, VAR ICE LIBOR USD 1 Month+1.070%, 12/15/2037 (C)	1,295	1,247
CAMB Commercial Mortgage Trust, Ser 2019- LIFE, Cl C
1.634%, VAR ICE LIBOR USD 1 Month+1.450%, 12/15/2037 (C)	730	703
CD Commercial Mortgage Trust, Ser 2006- CD2, Cl X, IO
0.023%, 01/15/2046 (A)(C)	736	–
CD Commercial Mortgage Trust, Ser 2007- CD4, Cl XC, IO
1.299%, 12/11/2049 (A)(C)	25	1
CD Commercial Mortgage Trust, Ser 2016- CD1, Cl A1
1.443%, 08/10/2049	192	192
CD Commercial Mortgage Trust, Ser 2017- CD3, Cl A4
3.631%, 02/10/2050	1,240	1,366
CD Commercial Mortgage Trust, Ser 2017- CD4, Cl A4
3.514%, 05/10/2050 (A)	945	1,034
CD Commercial Mortgage Trust, Ser 2017- CD4, Cl ASB
3.317%, 05/10/2050	734	783
CD Commercial Mortgage Trust, Ser 2017- CD6, Cl ASB
3.332%, 11/13/2050	1,764	1,885
Century Plaza Towers, Ser 2019-CPT, Cl A
2.865%, 11/13/2039 (C)	1,865	1,956

SEI Institutional Investments Trust / Annual Report / May 31, 2020	149

SCHEDULE OF INVESTMENTS

May 31, 2020

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
CFCRE Commercial Mortgage Trust, Ser 2016-C3, Cl A1
1.793%, 01/10/2048	$184	$184
CFCRE Commercial Mortgage Trust, Ser 2017-C8, Cl A1
1.965%, 06/15/2050	124	124
CFCRE Commercial Mortgage Trust, Ser 2017-C8, Cl ASB
3.367%, 06/15/2050	763	812
Chase Mortgage Finance Trust, Ser 2007-A1, Cl 9A1
4.250%, 02/25/2037 (A)	23	22
Chase Mortgage Finance Trust, Ser 2007-A1, Cl 2A1
4.450%, 02/25/2037 (A)	32	31
Chase Mortgage Finance Trust, Ser 2007-A2, Cl 1A1
3.981%, 06/25/2035 (A)	68	64
Chevy Chase Funding Mortgage-Backed Certificates, Ser 2003-4X, Cl A2
0.948%, VAR ICE LIBOR USD 1 Month+0.780%, 10/25/2034	1,759	1,639
Citigroup Commercial Mortgage Trust, Ser 2014-GC25, Cl AS
4.017%, 10/10/2047	880	912
Citigroup Commercial Mortgage Trust, Ser 2016-P5, Cl A1
1.410%, 10/10/2049	105	104
Citigroup Commercial Mortgage Trust, Ser 2019-GC41, Cl A5
2.869%, 08/10/2056	4,120	4,418
Citigroup Global Markets Mortgage Securities VII, Ser 2003-HYB1, Cl A
4.240%, 09/25/2033 (A)	50	47
Citigroup Mortgage Loan Trust, Ser 2004- HYB1, Cl A41
2.932%, 02/25/2034 (A)	5	5
Citigroup Mortgage Loan Trust, Ser 2004- UST1, Cl A6
3.776%, 08/25/2034 (A)	24	22
Citigroup Mortgage Loan Trust, Ser 2009-10, Cl 1A1
4.305%, 09/25/2033 (A)(C)	83	81
COLT Mortgage Loan Trust, Ser 2019-1, Cl A1
3.705%, 03/25/2049 (A)(C)	625	628
COLT Mortgage Loan Trust, Ser 2019-2, Cl A1
3.337%, 05/25/2049 (A)(C)	1,187	1,194
COLT Mortgage Loan Trust, Ser 2019-4, Cl A1
2.579%, 11/25/2049 (A)(C)	1,576	1,574
COMM Mortgage Trust, Ser 2013-300P, Cl A1
4.353%, 08/10/2030 (C)	1,345	1,420
COMM Mortgage Trust, Ser 2013-CR12, Cl B
4.762%, 10/10/2046 (A)	190	191

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
COMM Mortgage Trust, Ser 2013-CR12, Cl AM
4.300%, 10/10/2046	$220	$229
COMM Mortgage Trust, Ser 2013-CR12, Cl C
5.071%, 10/10/2046 (A)	90	83
COMM Mortgage Trust, Ser 2013-LC13, Cl B
5.009%, 08/10/2046 (A)(C)	1,150	1,055
COMM Mortgage Trust, Ser 2013-LC6, Cl AM
3.282%, 01/10/2046	700	716
COMM Mortgage Trust, Ser 2014-CR14, Cl B
4.624%, 02/10/2047 (A)	350	362
COMM Mortgage Trust, Ser 2014-UBS2, Cl XA, IO
1.165%, 03/10/2047 (A)	12,595	428
COMM Mortgage Trust, Ser 2014-UBS3, Cl AM
4.012%, 06/10/2047	510	527
COMM Mortgage Trust, Ser 2015-DC1, Cl A2
2.870%, 02/10/2048	19	19
COMM Mortgage Trust, Ser 2015-LC19, Cl XA, IO
1.126%, 02/10/2048 (A)	16,256	681
COMM Mortgage Trust, Ser 2016-787S, Cl A
3.545%, 02/10/2036 (C)	1,470	1,559
COMM Mortgage Trust, Ser 2016-COR1, Cl ASB
2.972%, 10/10/2049	728	761
COMM Mortgage Trust, Ser 2017-PANW, Cl A
3.244%, 10/10/2029 (C)	1,780	1,821
COMM Mortgage Trust, Ser CBM, Cl A2
2.896%, 02/10/2037 (C)	2,230	2,169
COMM Mortgage Trust, Ser CR15, Cl A2
2.928%, 02/10/2047	35	35
COMM Mortgage Trust, Ser CR26, Cl C
4.481%, 10/10/2048 (A)	165	144
COMM Mortgage Trust, Ser LC21, Cl A4
3.708%, 07/10/2048	614	668
COMM Mortgage Trust, Ser LC23, Cl A4
3.774%, 10/10/2048	1,228	1,342
Core Mortgage Trust, Ser 2019-CORE, Cl A
1.064%, VAR ICE LIBOR USD 1 Month+0.880%, 12/15/2031 (C)	1,380	1,328
Countrywide Alternative Loan Trust, Ser 2004-27CB, Cl A1
6.000%, 12/25/2034	539	520
Countrywide Alternative Loan Trust, Ser 2004-J6, PO
0.000%, 11/25/2031 (B)	30	28
Countrywide Alternative Loan Trust, Ser 2004-J6, Cl 2A1
6.500%, 11/25/2031	210	219
Countrywide Home Loan Mortgage Pass- Through Trust, Ser 2004-14, Cl 4A1
3.971%, 08/25/2034 (A)	122	110

150	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Countrywide Home Loan Mortgage Pass- Through Trust, Ser 2005-20, Cl A7
5.250%, 12/25/2027	$148	$124
Credit Suisse Commercial Mortgage Securities, Ser 2019-SKLZ, Cl A
1.434%, VAR ICE LIBOR USD 1 Month+1.250%, 01/15/2034 (C)	3,660	3,437
Credit Suisse Mortgage Capital Certificates, Ser 2019-ICE4, Cl A
1.164%, VAR ICE LIBOR USD 1 Month+0.980%, 05/15/2036 (C)	7,100	6,935
Credit Suisse Mortgage Trust, Ser 2019- NQM1, Cl A3
3.064%, 10/25/2059 (C)	3,674	3,698
CSAIL Commercial Mortgage Trust, Ser 2015- C2, Cl A4
3.504%, 06/15/2057	938	1,000
CSAIL Commercial Mortgage Trust, Ser 2015- C3, Cl A3
3.447%, 08/15/2048	1,000	1,059
CSAIL Commercial Mortgage Trust, Ser 2015- C3, Cl A2
3.033%, 08/15/2048	1,168	1,169
CSAIL Commercial Mortgage Trust, Ser 2015- C4, Cl A4
3.808%, 11/15/2048	1,371	1,464
CSAIL Commercial Mortgage Trust, Ser 2016- C5, Cl ASB
3.533%, 11/15/2048	327	343
CSFB Mortgage-Backed Pass-Through Certificates, Ser 2003-27, Cl 5A3
5.250%, 11/25/2033	79	80
CSFB Mortgage-Backed Pass-Through Certificates, Ser 2003-29, Cl 5A1
7.000%, 12/25/2033	75	78
CSMC Trust, Ser 2014-USA, Cl B
4.185%, 09/15/2037 (C)	3,900	3,476
CSMC Trust, Ser 2014-USA, Cl A2
3.953%, 09/15/2037 (C)	3,530	3,365
CSMC Trust, Ser 2015-5R, Cl 1A1
2.791%, 09/27/2046 (A)(C)	2,293	2,187
CSMC Trust, Ser 2018-J1, Cl A2
3.500%, 02/25/2048 (A)(C)	10,167	10,378
CSMC Trust, Ser 2018-RPL9, Cl A
3.850%, 09/25/2057 (A)(C)	6,190	6,482
CSMC Trust, Ser 2019-AFC1, Cl A1
2.573%, 07/25/2049 (C)	3,524	3,555
DBCCRE Mortgage Trust, Ser 2014-ARCP, Cl A
4.238%, 01/10/2034 (C)	2,450	2,495
DBCCRE Mortgage Trust, Ser 2014-ARCP, Cl C
4.935%, 01/10/2034 (A)(C)	560	565
DBJPM Mortgage Trust, Ser 2017-C6, Cl ASB
3.121%, 06/10/2050	433	457

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
DC Office Trust, Ser 2019-MTC, Cl A
2.965%, 09/15/2045 (C)	$1,995	$2,070
DSLA Mortgage Loan Trust, Ser 2004-AR2, Cl A2B
0.972%, VAR ICE LIBOR USD 1 Month+0.800%, 11/19/2044	520	459
EverBank Mortgage Loan Trust, Ser 2018-1, Cl A22
3.500%, 02/25/2048 (A)(C)	2,592	2,611
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2014-DN1, Cl M2
2.368%, VAR ICE LIBOR USD 1 Month+2.200%, 02/25/2024	457	438
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2014-DN2, Cl M2
1.818%, VAR ICE LIBOR USD 1 Month+1.650%, 04/25/2024	848	836
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2017-DNA1, Cl M2
3.418%, VAR ICE LIBOR USD 1 Month+3.250%, 07/25/2029	1,960	1,982
First Horizon Alternative Mortgage Securities, Ser 2004-AA3, Cl A1
3.538%, 09/25/2034 (A)	54	52
Flagstar Mortgage Trust, Ser 2018-2, Cl A4
3.500%, 04/25/2048 (A)(C)	2,113	2,209
FNMA Connecticut Avenue Securities, Ser 2016-C02, Cl 1M2
6.168%, VAR ICE LIBOR USD 1 Month+6.000%, 09/25/2028	3,322	3,473
FNMA Connecticut Avenue Securities, Ser 2017-C01, Cl 1ED1
1.418%, VAR ICE LIBOR USD 1 Month+1.250%, 07/25/2029	3,654	3,622
FWDSecuritization Trust, Ser 2019-INV1, Cl A1
2.810%, 06/25/2049 (A)(C)	1,813	1,802
GCAT LLC, Ser 2019-NQM1, Cl A1
2.985%, 02/25/2059 (C)	646	661
GE Business Loan Trust, Ser 2007-1A, Cl A
0.354%, VAR ICE LIBOR USD 1 Month+0.170%, 04/15/2035 (C)	229	210
GS Mortgage Securities Trust, Ser 2006-GG8, Cl X, IO
1.046%, 11/10/2039 (A)(C)	814	3
GS Mortgage Securities Trust, Ser 2010-C1, Cl A2
4.592%, 08/10/2043 (C)	725	725
GS Mortgage Securities Trust, Ser 2012-GC6, Cl A3
3.482%, 01/10/2045	1,375	1,403
GS Mortgage Securities Trust, Ser 2012-GC6, Cl C
5.651%, 01/10/2045 (A)(C)	1,473	1,183

SEI Institutional Investments Trust / Annual Report / May 31, 2020	151

SCHEDULE OF INVESTMENTS

May 31, 2020

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
GS Mortgage Securities Trust, Ser 2012-GCJ7, Cl AAB
2.935%, 05/10/2045	$34	$34
GS Mortgage Securities Trust, Ser 2013- GC16, Cl B
5.161%, 11/10/2046 (A)	390	410
GS Mortgage Securities Trust, Ser 2015- GC32, Cl XA, IO
0.759%, 07/10/2048 (A)	34,937	1,056
GS Mortgage Securities Trust, Ser 2015- GC34, Cl A4
3.506%, 10/10/2048	1,144	1,237
GS Mortgage Securities Trust, Ser 2017-SLP, Cl C
3.924%, 10/10/2032 (C)	4,610	4,168
GS Mortgage Securities Trust, Ser 2018- SRP5, Cl A
3.281%, 06/09/2021	3,770	3,601
GS Mortgage Securities Trust, Ser 2018- SRP5, Cl B
4.481%, 06/09/2021	3,770	3,550
GS Mortgage Securities Trust, Ser GC18, Cl A3
3.801%, 01/10/2047	606	626
GS Mortgage Securities Trust, Ser GC28, Cl A5
3.396%, 02/10/2048	446	470
GS Mortgage-Backed Securities Trust, Ser 2018-RPL1, Cl A1A
3.750%, 10/25/2057 (C)	6,857	7,134
GSMPS Mortgage Loan Trust, Ser 1998-1, Cl A
8.000%, 09/19/2027 (A)(C)	1	1
GSMPS Mortgage Loan Trust, Ser 2005-RP3, Cl 1AS, IO
3.954%, 09/25/2035 (A)(C)	192	28
GSR Mortgage Loan Trust, Ser 2004-8F, Cl 2A3
6.000%, 09/25/2034	56	57
GSR Mortgage Loan Trust, Ser 2007-1F, Cl 2A4
5.500%, 01/25/2037	15	17
Hudson Yards Mortgage Trust, Ser 2019- 30HY, Cl A
3.228%, 07/10/2039 (C)	1,900	2,050
Hudson Yards Mortgage Trust, Ser 55HY, Cl A
2.943%, 12/10/2041 (A)(C)	1,995	2,100
Impac CMB Trust, Ser 2005-4, Cl 2A1
0.768%, VAR ICE LIBOR USD 1 Month+0.600%, 05/25/2035	94	83
Impac Funding, Ser 2010-1, Cl A1
5.314%, 01/25/2051 (C)	2,147	2,293

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Impac Secured Assets Trust, Ser 2006-2, Cl 2A1
0.518%, VAR ICE LIBOR USD 1 Month+0.350%, 08/25/2036	$285	$280
Indymac Index Mortgage Loan Trust, Ser 2004-AR7, Cl A2
1.028%, VAR ICE LIBOR USD 1 Month+0.860%, 09/25/2034	15	14
Indymac Index Mortgage Loan Trust, Ser 2004-AR8, Cl 2A2A
0.968%, VAR ICE LIBOR USD 1 Month+0.800%, 11/25/2034	25	22
JPMBB Commercial Mortgage Securities Trust, Ser 2013-C12, Cl ASB
3.157%, 07/15/2045	253	257
JPMBB Commercial Mortgage Securities Trust, Ser 2014-C23, Cl A4
3.670%, 09/15/2047	844	901
JPMBB Commercial Mortgage Securities Trust, Ser 2015-C28, Cl A3
2.912%, 10/15/2048	3,469	3,623
JPMBB Commercial Mortgage Securities Trust, Ser 2015-C33, Cl A4
3.770%, 12/15/2048	492	539
JPMBB Commercial Mortgage Securities Trust, Ser C17, Cl B
4.890%, 01/15/2047 (A)	230	238
JPMBB Commercial Mortgage Securities Trust, Ser C22, Cl C
4.554%, 09/15/2047 (A)	750	637
JPMCC Commercial Mortgage Securities Trust, Ser 2017-JP6, Cl ASB
3.283%, 07/15/2050	813	867
JPMCC Commercial Mortgage Securities Trust, Ser 2019-BOLT, Cl A
1.334%, VAR ICE LIBOR USD 1 Month+1.150%, 07/15/2034 (C)	1,670	1,583
JPMDB Commercial Mortgage Securities Trust, Ser 2017-C5, Cl ASB
3.492%, 03/15/2050	291	311
JPMDB Commercial Mortgage Securities Trust, Ser 2017-C5, Cl A3
3.597%, 03/15/2050	550	584
JPMDB Commercial Mortgage Securities Trust, Ser 2017-C7, Cl A5
3.409%, 10/15/2050	1,444	1,578
JPMDB Commercial Mortgage Securities Trust, Ser 2018-C8, Cl ASB
4.145%, 06/15/2051	1,000	1,114
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2006-CB15, Cl X1, IO
0.193%, 06/12/2043 (A)	2,133	3

152	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2016-JP2, Cl A4
2.822%, 08/15/2049	$1,400	$1,469
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2018-BCON, Cl B
3.756%, 01/05/2031 (A)(C)	2,415	2,421
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2018-PHH, Cl A
1.094%, VAR ICE LIBOR USD 1 Month+0.910%, 06/15/2035 (C)	2,035	1,885
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2019-OSB, Cl A
3.397%, 06/05/2039 (C)	2,000	2,172
JPMorgan Mortgage Trust, Ser 2004-A3, Cl SF3
3.476%, 06/25/2034 (A)	261	247
JPMorgan Mortgage Trust, Ser 2005-A1, Cl 3A4
4.009%, 02/25/2035 (A)	84	80
JPMorgan Mortgage Trust, Ser 2005-A2, Cl 5A2
4.152%, 04/25/2035 (A)	24	24
JPMorgan Mortgage Trust, Ser 2006-A2, Cl 5A3
4.112%, 11/25/2033 (A)	127	124
JPMorgan Mortgage Trust, Ser 2006-A2, Cl 4A1
4.397%, 08/25/2034 (A)	122	121
JPMorgan Mortgage Trust, Ser 2017-5, Cl A2
3.137%, 10/26/2048 (A)(C)	3,323	3,392
JPMorgan Mortgage Trust, Ser 2018-3, Cl A1
3.500%, 09/25/2048 (A)(C)	2,257	2,286
JPMorgan Mortgage Trust, Ser 2018-4, Cl A1
3.500%, 10/25/2048 (A)(C)	1,946	1,961
JPMorgan Mortgage Trust, Ser 2018-5, Cl A1
3.500%, 10/25/2048 (A)(C)	2,175	2,203
LB-UBS Commercial Mortgage Trust, Ser 2006-C1, Cl XCL, IO
0.380%, 02/15/2041 (A)(C)	957	–
MASTR Adjustable Rate Mortgages Trust, Ser 2004-13, Cl 3A7A
4.514%, 11/21/2034 (A)	1,373	1,363
MASTR Adjustable Rate Mortgages Trust, Ser 2004-5, Cl 3A1
4.125%, 06/25/2034 (A)	7	7
MASTR Alternative Loans Trust, Ser 2004-4, Cl 1A1
5.500%, 05/25/2034	388	403
MASTR Alternative Loans Trust, Ser 2006-3, Cl 1A3
6.250%, 07/25/2036	224	176

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
MASTR Reperforming Loan Trust, Ser 2005-1, Cl 1A1
6.000%, 08/25/2034 (C)	$1,373	$1,054
MASTR Reperforming Loan Trust, Ser 2005-2, Cl 1A1F
0.518%, VAR ICE LIBOR USD 1 Month+0.350%, 05/25/2035 (C)	246	113
MASTR Resecuritization Trust, Ser 2005-PO, Cl 3PO, PO
0.000%, 05/28/2035 (B)(C)	11	10
MASTR Seasoned Securitization Trust, Ser 2004-1, Cl 4A1
4.464%, 10/25/2032 (A)	5	4
MASTR Seasoned Securitization Trust, Ser 2005-1, Cl 4A1
4.515%, 10/25/2032 (A)	29	28
Merrill Lynch Mortgage Investors Trust, Ser 2003-A4, Cl 2A
4.025%, 07/25/2033 (A)	37	35
Merrill Lynch Mortgage Investors Trust, Ser 2004-1, Cl 2A1
3.529%, 12/25/2034 (A)	96	92
Merrill Lynch Mortgage Investors Trust, Ser 2004-A1, Cl 2A1
3.707%, 02/25/2034 (A)	37	36
Merrill Lynch Mortgage Investors Trust, Ser 2004-A1, Cl 4A
4.000%, 02/25/2034 (A)	41	39
Merrill Lynch Mortgage Investors Trust, Ser 2004-A4, Cl A2
3.982%, 08/25/2034 (A)	55	54
Merrill Lynch Mortgage Investors Trust, Ser 2004-D, Cl A2
2.395%, VAR ICE LIBOR USD 6 Month+0.720%, 09/25/2029	87	81
Merrill Lynch Mortgage Investors Trust, Ser 2006-1, Cl 1A
3.648%, 02/25/2036 (A)	53	50
MKT Mortgage Trust, Ser 2020-525M, Cl A
2.694%, 02/12/2040 (C)	3,000	3,108
ML-CFC Commercial Mortgage Trust, Ser 2006-4, Cl XC, IO
0.552%, 12/12/2049 (A)(C)	201	–
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2013-C10, Cl A4
4.082%, 07/15/2046 (A)	181	192
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2015-C20, Cl A4
3.249%, 02/15/2048	262	276
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2015-C25, Cl ASB
3.383%, 10/15/2048	582	609

SEI Institutional Investments Trust / Annual Report / May 31, 2020	153

SCHEDULE OF INVESTMENTS

May 31, 2020

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2015-C27, Cl A4
3.753%, 12/15/2047	$268	$287
Morgan Stanley Capital I Trust, Ser 2007- HQ11, Cl X, IO
0.174%, 02/12/2044 (A)(C)	202	–
Morgan Stanley Capital I Trust, Ser 2007- T27, Cl AJ
6.014%, 06/11/2042 (A)	2,636	2,640
Morgan Stanley Capital I Trust, Ser 2011-C1, Cl C
5.501%, 09/15/2047 (A)(C)	1,700	1,714
Morgan Stanley Capital I Trust, Ser 2016- BNK2, Cl XA, IO
1.064%, 11/15/2049 (A)	15,801	729
Morgan Stanley Capital I Trust, Ser 2016- UB11, Cl ASB
2.606%, 08/15/2049	756	779
Morgan Stanley Capital I Trust, Ser 2016- UB11, Cl A1
1.445%, 08/15/2049	375	374
Morgan Stanley Capital I Trust, Ser 2019- BPR, Cl A
1.584%, VAR ICE LIBOR USD 1 Month+1.400%, 05/15/2036 (C)	3,030	2,664
Morgan Stanley Capital I Trust, Ser L4, Cl ASB
2.624%, 02/15/2053	3,930	4,136
Morgan Stanley Mortgage Loan Trust, Ser 2004-3, Cl 4A
5.619%, 04/25/2034 (A)	125	133
Mortgage Loan Resecuritization Trust, Ser 2009-RS1, Cl A85
0.710%, VAR ICE LIBOR USD 1 Month+0.340%, 04/16/2036 (C)	4,169	3,552
MSBAM Commercial Mortgage Securities Trust, Ser 2012-CKSV, Cl A2
3.277%, 10/15/2030 (C)	150	152
MSCG Trust, Ser 2015-ALDR, Cl A2
3.462%, 06/07/2035 (A)(C)	3,115	3,035
Natixis Commercial Mortgage Securities Trust, Ser 2PAC, Cl A
2.966%, 12/15/2038 (C)	2,085	2,157
New Residential Mortgage Loan Trust, Ser 2017-4A, Cl A1
4.000%, 05/25/2057 (A)(C)	4,454	4,735
New Residential Mortgage Loan Trust, Ser 2019-4A, Cl A1B
3.500%, 12/25/2058 (A)(C)	3,376	3,458
New Residential Mortgage Loan Trust, Ser 2019-6A, Cl A1B
3.500%, 09/25/2059 (A)(C)	3,833	3,909

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
New Residential Mortgage Loan Trust, Ser 2019-NQM2, Cl A1
3.600%, 04/25/2049 (A)(C)	$803	$812
New Residential Mortgage Loan Trust, Ser 2019-NQM4, Cl A1
2.492%, 09/25/2059 (A)(C)	1,425	1,389
New York Mortgage Trust, Ser 2006-1, Cl 2A2
3.900%, 05/25/2036 (A)	99	87
Nomura Resecuritization Trust, Ser 2015-5R, Cl 2A1
3.795%, 03/26/2035 (A)(C)	650	653
OBX Trust, Ser 2019-EXP1, Cl 1A3
4.000%, 01/25/2059 (A)(C)	632	652
OBX Trust, Ser 2019-INV1, Cl A8
4.000%, 11/25/2048 (A)(C)	1,260	1,267
OBX Trust, Ser 2020-EXP1, Cl 2A1A
0.918%, VAR ICE LIBOR USD 1 Month+0.750%, 02/25/2060 (C)	2,576	2,573
One Bryant Park Trust, Ser 2019-OBP, Cl A
2.516%, 09/15/2054 (C)	2,490	2,543
Opteum Mortgage Acceptance Pass-Through Certificates, Ser 2005-1, Cl M6
1.473%, VAR ICE LIBOR USD 1 Month+1.305%, 02/25/2035	3,309	3,312
Prime Mortgage Trust, Ser 2004-CL1, PO
0.000%, 02/25/2034 (B)	9	7
Prime Mortgage Trust, Ser 2004-CL1, Cl 1A1
6.000%, 02/25/2034	42	44
RALI Trust, Ser 2005-QO2, Cl A1
3.051%, VAR 12 Month Treas Avg+1.360%, 09/25/2045	332	295
RALI Trust, Ser 2005-QO5, Cl A1
2.691%, VAR 12 Month Treas Avg+1.000%, 01/25/2046	444	382
RAMP Trust, Ser 2004-SL1, Cl A7
7.000%, 11/25/2031	41	43
RAMP Trust, Ser 2005-SL1, Cl A5
6.500%, 05/25/2032	6	6
RBS Commercial Funding Trust, Ser 2013- GSP, Cl A
3.834%, 01/15/2032 (A)(C)	1,380	1,397
Residential Asset Securitization Trust, Ser 2004-IP2, Cl 2A1
3.898%, 12/25/2034 (A)	289	272
Rosslyn Portfolio Trust, Ser 2017-ROSS, Cl A
1.939%, VAR ICE LIBOR USD 1 Month+0.950%, 06/15/2033 (C)	1,340	1,313
Sequoia Mortgage Trust, Ser 2004-12, Cl A3
2.225%, VAR ICE LIBOR USD 6 Month+0.320%, 01/20/2035	140	124
SFAVE Commercial Mortgage Securities Trust, Ser 2015-5AVE, Cl A2B
4.144%, 01/05/2043 (A)(C)	280	241

154	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
SG Residential Mortgage Trust, Ser 2019-3, Cl A1
2.703%, 09/25/2059 (A)(C)	$1,539	$1,537
Starwood Mortgage Residential Trust, Ser 2019-INV1, Cl A1
2.610%, 09/27/2049 (A)(C)	1,622	1,603
Starwood Mortgage Residential Trust, Ser 2020-1, Cl A1
2.275%, 02/25/2050 (A)(C)	2,812	2,808
Structured Adjustable Rate Mortgage Loan Trust, Ser 2005-19XS, Cl 1A1
0.488%, VAR ICE LIBOR USD 1 Month+0.320%, 10/25/2035	1,229	1,122
Structured Asset Mortgage Investments II Trust, Ser 2004-AR5, Cl 1A1
0.832%, VAR ICE LIBOR USD 1 Month+0.660%, 10/19/2034	85	80
Structured Asset Mortgage Investments II Trust, Ser 2005-AR1, Cl A1
0.652%, VAR ICE LIBOR USD 1 Month+0.480%, 04/19/2035	1,494	1,412
Structured Asset Securities, Ser 2003-31A, Cl 2A7
3.648%, 10/25/2033 (A)	1,547	1,480
Structured Asset Securities, Ser 2003-37A, Cl 2A
3.861%, 12/25/2033 (A)	42	39
Thornburg Mortgage Securities Trust, Ser 2003-4, Cl A1
0.808%, VAR ICE LIBOR USD 1 Month+0.640%, 09/25/2043	151	145
Verus Securitization Trust, Ser 2019-1, Cl A1
3.836%, 02/25/2059 (A)(C)	650	657
Verus Securitization Trust, Ser 2019-2, Cl A1
3.211%, 05/25/2059 (A)(C)	2,951	2,971
Verus Securitization Trust, Ser 2019-3, Cl A1
2.784%, 07/25/2059 (C)	3,046	3,083
Verus Securitization Trust, Ser 2019-4, Cl A1
2.642%, 11/25/2059 (C)	4,398	4,430
Verus Securitization Trust, Ser 2019-INV1, Cl A1
3.402%, 12/25/2059 (A)(C)	1,187	1,204
Verus Securitization Trust, Ser 2019-INV2, Cl A1
2.913%, 07/25/2059 (A)(C)	1,561	1,573
Verus Securitization Trust, Ser 2019-INV3, Cl A1
2.692%, 11/25/2059 (A)(C)	2,893	2,844
Verus Securitization Trust, Ser 2020-2, Cl A1
2.226%, 05/25/2060 (A)(C)	3,632	3,633
Visio Trust, Ser 2019-1, Cl A1
3.572%, 06/25/2054 (A)(C)	767	775

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
VNDO Mortgage Trust, Ser 2012-6AVE, Cl A
2.996%, 11/15/2030 (C)	$100	$102
VNDO Mortgage Trust, Ser 2016-350P, Cl A
3.805%, 01/10/2035 (C)	1,210	1,292
WaMu Mortgage Pass-Through Certificates, Ser 2003-AR10, Cl A7
4.192%, 10/25/2033 (A)	77	74
WaMu Mortgage Pass-Through Certificates, Ser 2003-AR6, Cl A1
4.512%, 06/25/2033 (A)	65	63
WaMu Mortgage Pass-Through Certificates, Ser 2003-AR7, Cl A7
4.404%, 08/25/2033 (A)	56	53
WaMu Mortgage Pass-Through Certificates, Ser 2003-AR9, Cl 1A6
4.305%, 09/25/2033 (A)	153	144
WaMu Mortgage Pass-Through Certificates, Ser 2003-S4, Cl 2A10
17.000%, VAR ICE LIBOR USD 1 Month+17.463%, 06/25/2033	16	21
WaMu Mortgage Pass-Through Certificates, Ser 2003-S9, Cl A8
5.250%, 10/25/2033	242	250
WaMu Mortgage Pass-Through Certificates, Ser 2004-AR3, Cl A2
3.683%, 06/25/2034 (A)	50	48
WaMu Mortgage Pass-Through Certificates, Ser 2004-AR4, Cl A6
4.453%, 06/25/2034 (A)	4,369	4,116
WaMu Mortgage Pass-Through Certificates, Ser 2004-AR7, Cl A6
4.508%, 07/25/2034 (A)	4,956	4,809
WaMu Mortgage Pass-Through Certificates, Ser 2005-AR15, Cl A1A1
0.428%, VAR ICE LIBOR USD 1 Month+0.260%, 11/25/2045	9,530	8,845
WaMu Mortgage Pass-Through Certificates, Ser 2005-AR19, Cl A1A1
0.438%, VAR ICE LIBOR USD 1 Month+0.270%, 12/25/2045	5,768	5,455
WaMu Mortgage Pass-Through Certificates, Ser 2006-AR1, Cl 1A1B
2.761%, VAR 12 Month Treas Avg+1.070%, 01/25/2046	1,346	714
WaMu Mortgage Pass-Through Certificates, Ser 2006-AR14, Cl 1A4
3.267%, 11/25/2036 (A)	104	94
WaMu Mortgage Pass-Through Certificates, Ser 2006-AR17, Cl 1A1B
2.681%, VAR 12 Month Treas Avg+0.810%, 12/25/2046	140	87

SEI Institutional Investments Trust / Annual Report / May 31, 2020	155

SCHEDULE OF INVESTMENTS

May 31, 2020

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
WaMu Mortgage Pass-Through Certificates, Ser 2006-AR17, Cl 2A
2.489%, VAR Cost of Funds 11th District of San Fran+1.500%, 12/25/2046	$230	$202
Washington Mutual Alternative Mortgage Pass-Through Certificates, Ser 2005-3, Cl CX, IO
5.500%, 05/25/2035	188	33
Washington Mutual MSC Mortgage Pass- Through Certificates, Ser 2003-MS2, Cl 1A1
5.750%, 02/25/2033	7	7
Washington Mutual MSC Mortgage Pass- Through Certificates, Ser 2003-MS8, Cl 1P, PO
0.000%, 05/25/2033 (B)	16	14
Washington Mutual MSC Mortgage Pass- Through Certificates, Ser 2003-MS9, Cl 2P, PO
0.000%, 04/25/2033 (B)	41	39
Wells Fargo Commercial Mortgage Trust, Ser 2012-LC5, Cl B
4.142%, 10/15/2045	1,220	1,230
Wells Fargo Mortgage-Backed Securities Trust, Ser 2005-AR14, Cl A1
4.735%, 08/25/2035 (A)	39	37
WFRBS Commercial Mortgage Trust, Ser 2012-C7, Cl XA, IO
1.329%, 06/15/2045 (A)(C)	2,560	48
WFRBS Commercial Mortgage Trust, Ser 2013-C12, Cl C
4.323%, 03/15/2048 (A)	490	458
WFRBS Commercial Mortgage Trust, Ser 2013-UBS1, Cl A2
2.927%, 03/15/2046	15	15
WFRBS Commercial Mortgage Trust, Ser 2014-C19, Cl B
4.723%, 03/15/2047 (A)	210	206
WFRBS Commercial Mortgage Trust, Ser 2014-C22, Cl B
4.371%, 09/15/2057 (A)	775	780
WFRBS Commercial Mortgage Trust, Ser 2014-C23, Cl XA, IO
0.567%, 10/15/2057 (A)	4,649	94
WFRBS Commercial Mortgage Trust, Ser 2014-C24, Cl AS
3.931%, 11/15/2047	1,330	1,273
WFRBS Commercial Mortgage Trust, Ser C12, Cl XA, IO
1.202%, 03/15/2048 (A)(C)	8,968	229

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
WFRBS Commercial Mortgage Trust, Ser C15, Cl A4
4.153%, 08/15/2046 (A)	$150	$158
WFRBS Commercial Mortgage Trust, Ser C17, Cl A4
4.023%, 12/15/2046	120	127
WFRBS Commercial Mortgage Trust, Ser C19, Cl XA, IO
1.028%, 03/15/2047 (A)	4,432	120
WFRBS Commercial Mortgage Trust, Ser C19, Cl A3
3.660%, 03/15/2047	442	447
WFRBS Commercial Mortgage Trust, Ser C21, Cl B
4.213%, 08/15/2047 (A)	2,180	2,146
WFRBS Commercial Mortgage Trust, Ser C21, Cl XA, IO
1.035%, 08/15/2047 (A)	12,665	421
WinWater Mortgage Loan Trust, Ser 2015-5, Cl A5
3.500%, 08/20/2045 (A)(C)	1,756	1,767

		333,082

Total Mortgage-Backed Securities (Cost $2,847,517) ($ Thousands)		2,920,112

CORPORATE OBLIGATIONS — 35.1%

Communication Services — 3.2%
America Movil
2.875%, 05/07/2030	1,956	2,036
AT&T
6.500%, 09/01/2037	2,770	3,749
6.250%, 03/29/2041	190	249
6.000%, 08/15/2040	2,875	3,718
5.375%, 10/15/2041	1,058	1,294
5.350%, 09/01/2040	80	100
5.350%, 12/15/2043	309	375
5.250%, 03/01/2037	4,279	5,231
5.150%, 02/15/2050	1,267	1,574
4.900%, 08/15/2037	70	82
4.850%, 03/01/2039	1,037	1,212
4.800%, 06/15/2044	6,125	7,063
4.750%, 05/15/2046	2,085	2,427
4.500%, 03/09/2048	778	882
4.450%, 05/15/2021	440	456
4.350%, 03/01/2029	515	585
4.350%, 06/15/2045	1,082	1,205
4.300%, 02/15/2030	1,557	1,771
3.950%, 01/15/2025	140	153
3.900%, 03/11/2024	708	767
3.875%, 08/15/2021	949	984

156	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.850%, 06/01/2060	$689	$699
3.650%, 06/01/2051	655	664
3.600%, 02/17/2023	1,187	1,262
3.550%, 06/01/2024	2,660	2,866
3.500%, 06/01/2041	689	695
3.400%, 05/15/2025	7,582	8,187
3.000%, 02/15/2022	1,686	1,748
3.000%, 06/30/2022	1,581	1,641
2.750%, 06/01/2031	2,067	2,090
2.300%, 06/01/2027	4,677	4,745
Charter Communications Operating LLC
6.484%, 10/23/2045	110	145
6.384%, 10/23/2035	170	223
5.750%, 04/01/2048	570	700
5.375%, 04/01/2038	1,800	2,148
5.375%, 05/01/2047	250	296
5.050%, 03/30/2029	2,060	2,411
4.908%, 07/23/2025	3,690	4,217
4.800%, 03/01/2050	1,014	1,129
4.464%, 07/23/2022	611	650
4.200%, 03/15/2028	980	1,090
3.750%, 02/15/2028	681	738
3.579%, 07/23/2020	820	820
Comcast
7.050%, 03/15/2033	50	76
4.700%, 10/15/2048	250	326
4.600%, 10/15/2038	1,747	2,173
4.400%, 08/15/2035	3,055	3,782
4.250%, 10/15/2030	1,010	1,218
4.250%, 01/15/2033	360	435
4.200%, 08/15/2034	570	692
4.150%, 10/15/2028	5,082	6,018
4.000%, 03/01/2048	110	131
3.969%, 11/01/2047	120	142
3.950%, 10/15/2025	2,232	2,556
3.750%, 04/01/2040	1,671	1,907
3.700%, 04/15/2024	2,876	3,176
3.600%, 03/01/2024	340	376
3.450%, 02/01/2050	570	636
3.400%, 04/01/2030	3,655	4,142
3.400%, 07/15/2046	60	66
3.250%, 11/01/2039	250	274
3.150%, 03/01/2026	800	885
3.100%, 04/01/2025	1,365	1,491
2.800%, 01/15/2051	1,057	1,042
2.650%, 02/01/2030	933	993
1.950%, 01/15/2031	2,412	2,410
Comcast Cable Communications Holdings
9.455%, 11/15/2022	240	292
Comcast Cable Holdings LLC
10.125%, 04/15/2022	190	220

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Cox Communications
4.800%, 02/01/2035 (C)	$1,665	$2,017
3.250%, 12/15/2022 (C)	1,010	1,061
Discovery Communications LLC
5.000%, 09/20/2037	1,460	1,601
4.650%, 05/15/2050	960	1,025
3.625%, 05/15/2030	1,443	1,525
Fox
5.476%, 01/25/2039	270	347
4.709%, 01/25/2029	240	281
3.500%, 04/08/2030	1,125	1,211
Koninklijke
8.375%, 10/01/2030	1,000	1,437
NBCUniversal Media LLC
5.950%, 04/01/2041	375	542
Rogers Communications
4.100%, 10/01/2023	133	148
Sky
3.750%, 09/16/2024 (C)	2,045	2,274
Sprint Capital
8.750%, 03/15/2032	200	288
Sprint Spectrum LLC
5.152%, 03/20/2028 (C)	6,425	7,166
4.738%, 03/20/2025 (C)	2,370	2,512
3.360%, 09/20/2021 (C)	5,034	5,056
Telefonica Emisiones
5.462%, 02/16/2021	69	71
4.103%, 03/08/2027	150	166
Tencent Holdings MTN
3.595%, 01/19/2028 (C)	2,370	2,566
Time Warner Cable LLC
7.300%, 07/01/2038	100	134
6.750%, 06/15/2039	170	223
6.550%, 05/01/2037	482	616
5.875%, 11/15/2040	210	258
5.500%, 09/01/2041	4,882	5,768
Time Warner Entertainment
8.375%, 07/15/2033	1,380	2,016
T-Mobile USA
4.375%, 04/15/2040 (C)	3,400	3,755
3.875%, 04/15/2030 (C)	4,745	5,135
3.750%, 04/15/2027 (C)	2,257	2,418
3.500%, 04/15/2025 (C)	4,613	4,933
Verizon Communications
5.500%, 03/16/2047	100	148
5.250%, 03/16/2037	1,100	1,477
4.862%, 08/21/2046	270	362
4.522%, 09/15/2048	2,510	3,276
4.500%, 08/10/2033	565	701
4.400%, 11/01/2034	5,319	6,538
4.329%, 09/21/2028	3,074	3,667
4.272%, 01/15/2036	275	334

SEI Institutional Investments Trust / Annual Report / May 31, 2020	157

SCHEDULE OF INVESTMENTS

May 31, 2020

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.125%, 03/16/2027	$1,730	$2,017
4.125%, 08/15/2046	430	530
4.016%, 12/03/2029	2,112	2,477
4.000%, 03/22/2050	1,330	1,627
3.850%, 11/01/2042	1,750	2,055
3.500%, 11/01/2024	1,502	1,653
3.376%, 02/15/2025	967	1,071
3.150%, 03/22/2030	1,940	2,152
3.000%, 03/22/2027	858	934
2.625%, 08/15/2026	1,200	1,291
ViacomCBS
6.875%, 04/30/2036	1,175	1,438
5.850%, 09/01/2043	450	488
4.950%, 01/15/2031	644	709
4.750%, 05/15/2025	2,877	3,169
4.600%, 01/15/2045	121	117
4.375%, 03/15/2043	187	179
4.200%, 05/19/2032	3,162	3,306
3.875%, 04/01/2024	230	243
3.700%, 08/15/2024	1,505	1,589
Vodafone Group
5.250%, 05/30/2048	2,370	3,078
4.875%, 06/19/2049	3,011	3,743
4.375%, 05/30/2028	1,380	1,614
4.250%, 09/17/2050	1,956	2,247
Walt Disney
8.875%, 04/26/2023	150	182
6.650%, 11/15/2037	260	384
6.400%, 12/15/2035	69	102
6.200%, 12/15/2034	265	380
4.700%, 03/23/2050	1,510	1,954
4.625%, 03/23/2040	1,005	1,252
3.800%, 05/13/2060	491	560
3.600%, 01/13/2051	4,301	4,770
3.500%, 05/13/2040	787	865
2.650%, 01/13/2031	1,990	2,117
2.000%, 09/01/2029	2,800	2,837

		236,719

Consumer Discretionary — 2.0%
Advance Auto Parts
3.900%, 04/15/2030 (C)	2,044	2,095
Alimentation Couche-Tard
3.550%, 07/26/2027 (C)	2,200	2,311
2.700%, 07/26/2022 (C)	1,230	1,256
Amazon.com
4.950%, 12/05/2044	600	853
4.800%, 12/05/2034	187	253
4.250%, 08/22/2057	160	222
4.050%, 08/22/2047	570	751
3.875%, 08/22/2037	460	564
3.150%, 08/22/2027	160	182

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
AutoNation
4.750%, 06/01/2030	$1,032	$1,075
AutoZone
2.500%, 04/15/2021	44	45
BMW US Capital LLC
4.150%, 04/09/2030 (C)	1,460	1,634
3.800%, 04/06/2023 (C)	4,495	4,717
1.850%, 09/15/2021 (C)	180	181
Daimler Finance North America LLC
3.350%, 05/04/2021 (C)	1,740	1,760
2.700%, 06/14/2024 (C)	990	991
2.200%, 10/30/2021 (C)	2,155	2,160
2.125%, 03/10/2025 (C)	1,797	1,735
1.292%, VAR ICE LIBOR USD 3 Month+0.900%, 02/15/2022 (C)	2,000	1,930
Dollar General
4.125%, 04/03/2050	148	176
3.500%, 04/03/2030	771	861
Ford Motor Credit LLC
5.875%, 08/02/2021	1,570	1,574
5.750%, 02/01/2021	590	590
5.596%, 01/07/2022	2,908	2,901
5.085%, 01/07/2021	2,000	1,977
4.271%, 01/09/2027	1,985	1,806
3.813%, 10/12/2021	2,145	2,086
3.339%, 03/28/2022	3,990	3,850
3.336%, 03/18/2021	500	492
3.219%, 01/09/2022	1,295	1,246
3.157%, 08/04/2020	200	200
3.096%, 05/04/2023	200	188
2.645%, VAR ICE LIBOR USD 3 Month+1.270%, 03/28/2022	2,200	2,002
2.343%, 11/02/2020	4,670	4,637
2.191%, VAR ICE LIBOR USD 3 Month+0.880%, 10/12/2021	3,020	2,838
2.183%, VAR ICE LIBOR USD 3 Month+0.810%, 04/05/2021	2,510	2,381
General Motors
6.600%, 04/01/2036	1,510	1,615
6.250%, 10/02/2043	940	976
5.950%, 04/01/2049	178	184
5.400%, 04/01/2048	959	924
5.150%, 04/01/2038	150	145
4.875%, 10/02/2023	2,230	2,308
General Motors Financial
5.200%, 03/20/2023	2,134	2,222
4.375%, 09/25/2021	2,985	3,002
4.350%, 04/09/2025	375	382
4.350%, 01/17/2027	180	180
4.200%, 11/06/2021	375	380
3.950%, 04/13/2024	162	162
3.550%, 04/09/2021	2,000	2,000

158	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.450%, 04/10/2022	$1,950	$1,953
3.200%, 07/13/2020	159	159
3.200%, 07/06/2021	835	835
3.150%, 06/30/2022	3,095	3,086
2.900%, 02/26/2025	1,628	1,571
2.450%, 11/06/2020	320	320
Home Depot
3.900%, 06/15/2047	100	121
3.350%, 04/15/2050	1,520	1,722
3.300%, 04/15/2040	540	602
3.125%, 12/15/2049	1,498	1,620
2.950%, 06/15/2029	104	115
2.700%, 04/15/2030	4,493	4,911
2.500%, 04/15/2027	1,146	1,248
Kohl’s
5.550%, 07/17/2045	1,660	1,301
Las Vegas Sands
3.200%, 08/08/2024	1,930	1,872
Leland Stanford Junior University
1.289%, 06/01/2027	265	266
Lowe’s
5.125%, 04/15/2050	1,222	1,654
5.000%, 04/15/2040	1,057	1,351
4.500%, 04/15/2030	2,715	3,268
4.000%, 04/15/2025	1,457	1,648
2.500%, 04/15/2026	260	277
Marriott International
4.625%, 06/15/2030	1,621	1,655
McDonald’s MTN
4.875%, 12/09/2045	670	847
4.200%, 04/01/2050	800	952
3.800%, 04/01/2028	1,220	1,402
3.700%, 01/30/2026	1,255	1,405
3.625%, 09/01/2049	1,285	1,400
3.600%, 07/01/2030	460	521
3.500%, 03/01/2027	180	201
3.300%, 07/01/2025	480	530
2.625%, 09/01/2029	382	399
2.125%, 03/01/2030	603	610
1.450%, 09/01/2025	2,133	2,169
Newell Brands
4.700%, 04/01/2026	560	580
4.350%, 04/01/2023	376	386
NIKE
3.375%, 03/27/2050	2,216	2,569
3.250%, 03/27/2040	440	493
2.850%, 03/27/2030	1,276	1,420
2.750%, 03/27/2027	975	1,067
2.400%, 03/27/2025	1,351	1,449
NVR
3.950%, 09/15/2022	1,330	1,418

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
O’Reilly Automotive
4.200%, 04/01/2030	$1,323	$1,494
QVC
4.850%, 04/01/2024	735	717
Sands China
5.125%, 08/08/2025	810	852
4.600%, 08/08/2023	700	729
Starbucks
4.450%, 08/15/2049	745	872
3.500%, 11/15/2050	2,804	2,863
3.350%, 03/12/2050	568	551
2.550%, 11/15/2030	701	715
2.250%, 03/12/2030	2,000	2,003
1.300%, 05/07/2022	815	826
Target
2.250%, 04/15/2025	2,555	2,731
TJX
3.750%, 04/15/2027	4,755	5,397
3.500%, 04/15/2025	460	513
Toyota Motor Credit MTN
2.900%, 03/30/2023	4,615	4,857
2.150%, 02/13/2030	437	444
1.350%, 08/25/2023	1,975	1,993
Volkswagen Group of America Finance LLC
2.900%, 05/13/2022 (C)	3,135	3,189
2.700%, 09/26/2022 (C)	1,510	1,527

		152,646

Consumer Staples — 3.0%
Altria Group
5.950%, 02/14/2049	280	363
4.800%, 02/14/2029	1,200	1,384
4.750%, 05/05/2021	490	509
4.450%, 05/06/2050	1,794	1,944
4.400%, 02/14/2026	2,985	3,413
3.800%, 02/14/2024	400	434
3.490%, 02/14/2022	360	375
3.400%, 05/06/2030	842	889
2.350%, 05/06/2025	1,228	1,274
Anheuser-Busch InBev Finance
3.700%, 02/01/2024	97	106
3.300%, 02/01/2023	795	842
Anheuser-Busch InBev Worldwide
5.550%, 01/23/2049	1,710	2,145
5.450%, 01/23/2039	2,180	2,683
4.750%, 01/23/2029	1,540	1,820
4.600%, 04/15/2048	2,318	2,582
4.500%, 06/01/2050	3,520	3,961
4.375%, 04/15/2038	60	67
4.350%, 06/01/2040	970	1,083
4.150%, 01/23/2025	3,512	3,950
4.000%, 04/13/2028	360	408

SEI Institutional Investments Trust / Annual Report / May 31, 2020	159

SCHEDULE OF INVESTMENTS

May 31, 2020

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.500%, 01/12/2024	$330	$357
3.500%, 06/01/2030	380	418
2.500%, 07/15/2022	309	320
Anheuser-Busch LLC
4.900%, 02/01/2046	7,038	8,148
4.700%, 02/01/2036	1,864	2,126
3.650%, 02/01/2026	1,978	2,193
Bacardi
5.300%, 05/15/2048 (C)	171	205
4.700%, 05/15/2028 (C)	1,610	1,774
BAT Capital
4.700%, 04/02/2027	1,377	1,541
4.540%, 08/15/2047	4,805	5,111
4.390%, 08/15/2037	96	101
3.557%, 08/15/2027	5,370	5,645
3.215%, 09/06/2026	3,111	3,239
Bayer US Finance II LLC
4.875%, 06/25/2048 (C)	5,825	7,351
4.700%, 07/15/2064 (C)	400	448
4.400%, 07/15/2044 (C)	1,250	1,498
4.375%, 12/15/2028 (C)	3,015	3,458
4.250%, 12/15/2025 (C)	1,325	1,483
3.875%, 12/15/2023 (C)	1,775	1,915
3.500%, 06/25/2021 (C)	1,150	1,175
Cargill
1.375%, 07/23/2023 (C)	690	701
Coca-Cola
4.200%, 03/25/2050	3,010	3,898
4.125%, 03/25/2040	150	188
3.300%, 09/01/2021	52	54
2.950%, 03/25/2025	350	386
2.875%, 10/27/2025	185	206
2.600%, 06/01/2050	2,081	2,058
2.500%, 06/01/2040	280	282
1.450%, 06/01/2027	2,460	2,501
Constellation Brands
4.400%, 11/15/2025	869	990
3.750%, 05/01/2050	1,036	1,072
3.700%, 12/06/2026	527	580
3.200%, 02/15/2023	314	334
Costco Wholesale
1.750%, 04/20/2032	1,559	1,570
1.600%, 04/20/2030	7,409	7,456
1.375%, 06/20/2027	1,220	1,244
CVS Pass-Through Trust
6.036%, 12/10/2028	1,529	1,681
5.926%, 01/10/2034 (C)	152	169
5.880%, 01/10/2028	98	108
5.789%, 01/10/2026 (C)	772	822
Danone
2.947%, 11/02/2026 (C)	4,159	4,533
2.589%, 11/02/2023 (C)	1,580	1,661

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
2.077%, 11/02/2021 (C)	$1,030	$1,045
Diageo Investment
2.875%, 05/11/2022	980	1,023
DP World MTN
5.625%, 09/25/2048 (C)	2,790	2,818
Duke University
2.832%, 10/01/2055	1,500	1,548
2.682%, 10/01/2044	465	474
Emory University
2.969%, 09/01/2050	1,990	2,117
General Mills
2.875%, 04/15/2030	2,103	2,272
Hershey
0.900%, 06/01/2025	210	211
Ingredion
3.900%, 06/01/2050	624	704
2.900%, 06/01/2030	2,016	2,104
Keurig Dr Pepper
4.417%, 05/25/2025	380	433
3.800%, 05/01/2050	667	728
Kimberly-Clark
3.100%, 03/26/2030	200	229
Kraft Heinz Foods
5.200%, 07/15/2045	1,960	2,013
5.000%, 07/15/2035	445	479
5.000%, 06/04/2042	4,795	4,930
4.875%, 10/01/2049 (C)	4,975	4,945
4.375%, 06/01/2046	4,885	4,609
3.950%, 07/15/2025	76	80
3.000%, 06/01/2026	630	630
Kroger
5.400%, 01/15/2049	1,760	2,363
3.950%, 01/15/2050	260	292
Land O’ Lakes
6.000%, 11/15/2022 (C)	1,890	1,942
Molson Coors Beverage
3.500%, 05/01/2022	220	228
Mondelez International
2.125%, 04/13/2023	240	248
1.500%, 05/04/2025	2,108	2,142
Mondelez International Holdings Netherlands
2.000%, 10/28/2021 (C)	6,425	6,532
Mondelez International Holdings Netherlands BV
2.125%, 09/19/2022 (C)	450	462
Nestle Holdings
3.500%, 09/24/2025 (C)	800	895
3.350%, 09/24/2023 (C)	1,055	1,146
Novartis Capital
2.200%, 08/14/2030	3,397	3,591
2.000%, 02/14/2027	1,198	1,267

160	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
PepsiCo
3.875%, 03/19/2060	$200	$252
3.625%, 03/19/2050	110	132
3.600%, 03/01/2024	150	166
2.875%, 10/15/2049	250	263
2.625%, 03/19/2027	643	703
2.250%, 03/19/2025	977	1,043
1.625%, 05/01/2030	670	678
0.750%, 05/01/2023	820	827
Philip Morris International
2.900%, 11/15/2021	550	567
2.875%, 05/01/2024	3,585	3,832
2.500%, 08/22/2022	1,530	1,590
2.500%, 11/02/2022	1,250	1,302
2.100%, 05/01/2030	460	463
1.125%, 05/01/2023	1,655	1,675
Procter & Gamble
3.600%, 03/25/2050	3,124	3,923
3.550%, 03/25/2040	710	858
3.100%, 08/15/2023	140	154
3.000%, 03/25/2030	5,552	6,365
2.800%, 03/25/2027	452	502
2.450%, 03/25/2025	330	358
Reckitt Benckiser Treasury Services
2.750%, 06/26/2024 (C)	3,675	3,881
Reynolds American
8.125%, 05/01/2040	1,060	1,267
6.150%, 09/15/2043	480	581
5.850%, 08/15/2045	4,757	5,756
3.250%, 06/12/2020	386	386
Shire Acquisitions Investments Ireland
3.200%, 09/23/2026	1,610	1,779
2.875%, 09/23/2023	4,694	4,952
Sysco
6.600%, 04/01/2050	341	442
Takeda Pharmaceutical
4.400%, 11/26/2023	4,109	4,565
Trustees of the University of Pennsylvania
3.610%, 02/15/2119	43	49
Walgreens Boots Alliance
4.800%, 11/18/2044	1,430	1,532
3.450%, 06/01/2026	690	730
3.300%, 11/18/2021	888	914
Walmart
4.050%, 06/29/2048	15	19
3.950%, 06/28/2038	855	1,055
3.700%, 06/26/2028	3,233	3,825
3.550%, 06/26/2025	1,562	1,763
3.400%, 06/26/2023	305	330
3.300%, 04/22/2024	175	191

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.050%, 07/08/2026	$2,348	$2,627

		228,029

Energy — 3.9%
Apache
5.100%, 09/01/2040	520	417
4.750%, 04/15/2043	420	326
4.375%, 10/15/2028	990	879
4.250%, 01/15/2030	20	18
4.250%, 01/15/2044	1,130	827
3.250%, 04/15/2022	45	43
BG Energy Capital
4.000%, 10/15/2021 (C)	2,775	2,872
BP Capital Markets
3.561%, 11/01/2021	110	114
3.535%, 11/04/2024	150	165
3.506%, 03/17/2025	340	374
BP Capital Markets America
3.796%, 09/21/2025	90	101
3.790%, 02/06/2024	150	163
3.633%, 04/06/2030	3,390	3,803
3.543%, 04/06/2027	1,610	1,764
3.245%, 05/06/2022	950	992
3.216%, 11/28/2023	4,715	5,042
3.194%, 04/06/2025	3,590	3,909
3.119%, 05/04/2026	400	436
3.000%, 02/24/2050	2,300	2,248
2.937%, 04/06/2023	1,450	1,532
Cameron LNG LLC
3.302%, 01/15/2035 (C)	1,380	1,465
2.902%, 07/15/2031 (C)	2,020	2,092
Canadian Natural Resources
6.450%, 06/30/2033	200	218
3.850%, 06/01/2027	644	664
Chevron
3.191%, 06/24/2023	95	102
3.078%, 05/11/2050	2,386	2,583
2.978%, 05/11/2040	650	697
2.954%, 05/16/2026	1,100	1,218
2.355%, 12/05/2022	290	303
2.236%, 05/11/2030	4,933	5,183
1.995%, 05/11/2027	2,258	2,354
1.554%, 05/11/2025	4,248	4,361
1.141%, 05/11/2023	2,456	2,502
Cimarex Energy
4.375%, 06/01/2024	80	81
4.375%, 03/15/2029	800	791
3.900%, 05/15/2027	1,670	1,629
CNOOC Finance 2013
3.000%, 05/09/2023	253	262
CNOOC Finance 2015 USA LLC
4.375%, 05/02/2028	1,510	1,740

SEI Institutional Investments Trust / Annual Report / May 31, 2020	161

SCHEDULE OF INVESTMENTS

May 31, 2020

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.500%, 05/05/2025	$2,900	$3,136
Concho Resources
4.375%, 01/15/2025	100	102
4.300%, 08/15/2028	1,130	1,227
3.750%, 10/01/2027	1,385	1,449
ConocoPhillips
6.950%, 04/15/2029	995	1,368
4.150%, 11/15/2034	753	810
Continental Resources
4.900%, 06/01/2044	410	302
4.500%, 04/15/2023	500	463
4.375%, 01/15/2028	860	724
3.800%, 06/01/2024	770	670
Devon Energy
7.875%, 09/30/2031	1,230	1,317
5.850%, 12/15/2025	1,000	1,077
5.600%, 07/15/2041	1,029	955
5.000%, 06/15/2045	1,436	1,276
4.750%, 05/15/2042	157	136
Diamondback Energy
5.375%, 05/31/2025	200	205
3.500%, 12/01/2029	110	107
3.250%, 12/01/2026	1,922	1,866
2.875%, 12/01/2024	280	272
Ecopetrol
6.875%, 04/29/2030	1,806	2,062
5.875%, 05/28/2045	5,552	5,774
4.125%, 01/16/2025	167	169
Enbridge
3.125%, 11/15/2029	1,384	1,421
2.500%, 01/15/2025	3,031	3,121
Energy Transfer Operating
8.250%, 11/15/2029	3,042	3,883
6.250%, 04/15/2049	460	500
6.125%, 12/15/2045	253	265
6.050%, 06/01/2041	300	316
5.300%, 04/15/2047	570	558
5.250%, 04/15/2029	2,085	2,227
5.150%, 03/15/2045	1,604	1,542
5.000%, 05/15/2050	3,505	3,349
4.950%, 06/15/2028	280	295
3.750%, 05/15/2030	2,340	2,305
2.900%, 05/15/2025	740	738
Eni Spa
4.000%, 09/12/2023 (C)	3,600	3,811
Enterprise Products Operating LLC
7.550%, 04/15/2038	60	83
6.125%, 10/15/2039	145	179
4.850%, 03/15/2044	60	69
4.800%, 02/01/2049	100	117
4.200%, 01/31/2050	3,033	3,272
4.150%, 10/16/2028	1,580	1,797

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.050%, 02/15/2022	$14	$15
3.950%, 01/31/2060	923	923
3.700%, 01/31/2051	1,031	1,050
3.125%, 07/31/2029	350	371
2.800%, 01/31/2030	1,800	1,876
EOG Resources
4.950%, 04/15/2050	1,730	2,254
4.375%, 04/15/2030	2,045	2,420
4.150%, 01/15/2026	1,030	1,171
3.900%, 04/01/2035	590	681
EQT
3.900%, 10/01/2027	575	505
Equinor
3.250%, 11/18/2049	473	499
3.000%, 04/06/2027	2,845	3,080
2.875%, 04/06/2025	5,195	5,604
2.375%, 05/22/2030	658	679
1.750%, 01/22/2026	986	1,007
Exxon Mobil
4.327%, 03/19/2050	3,500	4,370
4.227%, 03/19/2040	315	383
4.114%, 03/01/2046	910	1,098
3.482%, 03/19/2030	2,075	2,347
3.452%, 04/15/2051	2,381	2,623
3.043%, 03/01/2026	1,140	1,263
2.992%, 03/19/2025	10,309	11,268
2.726%, 03/01/2023	670	705
1.571%, 04/15/2023	5,056	5,197
Halliburton
3.800%, 11/15/2025	66	70
Hess
6.000%, 01/15/2040	1,600	1,590
5.600%, 02/15/2041	2,000	1,987
KazMunayGas National JSC
6.375%, 10/24/2048 (C)	470	566
5.750%, 04/19/2047 (C)	1,390	1,565
5.375%, 04/24/2030 (C)	1,520	1,698
Kinder Morgan
5.550%, 06/01/2045	270	332
5.200%, 03/01/2048	1,070	1,290
5.050%, 02/15/2046	300	347
4.300%, 06/01/2025	1,105	1,228
4.300%, 03/01/2028	590	659
Kinder Morgan Energy Partners
5.500%, 03/01/2044	715	856
5.000%, 03/01/2043	50	56
3.500%, 03/01/2021	300	303
Magellan Midstream Partners
3.250%, 06/01/2030	1,316	1,367
Marathon Oil
4.400%, 07/15/2027	1,264	1,169

162	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Marathon Petroleum
4.750%, 12/15/2023	$513	$554
4.700%, 05/01/2025	1,201	1,329
4.500%, 05/01/2023	659	702
4.500%, 04/01/2048	162	154
3.625%, 09/15/2024	1,691	1,758
MPLX
5.500%, 02/15/2049	580	661
4.800%, 02/15/2029	120	131
4.700%, 04/15/2048	1,410	1,466
4.500%, 04/15/2038	810	802
4.000%, 03/15/2028	350	361
National Oilwell Varco
2.600%, 12/01/2022	777	764
Noble Energy
5.250%, 11/15/2043	150	133
5.050%, 11/15/2044	186	160
4.950%, 08/15/2047	1,133	978
4.200%, 10/15/2049	902	732
3.900%, 11/15/2024	748	739
3.850%, 01/15/2028	1,314	1,196
Occidental Petroleum
7.875%, 09/15/2031	150	125
7.500%, 05/01/2031	240	197
6.950%, 07/01/2024	3,107	2,813
6.450%, 09/15/2036	130	92
5.550%, 03/15/2026	2,250	1,913
4.625%, 06/15/2045	400	238
4.500%, 07/15/2044	1,000	600
4.400%, 04/15/2046	200	120
4.200%, 03/15/2048	390	223
4.100%, 02/15/2047	1,040	603
3.400%, 04/15/2026	100	74
3.200%, 08/15/2026	1,740	1,270
3.125%, 02/15/2022	810	757
3.000%, 02/15/2027	510	349
2.900%, 08/15/2024	1,260	1,002
2.700%, 08/15/2022	700	644
2.700%, 02/15/2023	150	129
2.600%, 08/13/2021	500	481
ONEOK
3.400%, 09/01/2029	132	122
Ovintiv
6.625%, 08/15/2037	337	251
6.500%, 02/01/2038	346	264
Pertamina Persero
6.000%, 05/03/2042 (C)	1,220	1,394
Petrobras Global Finance
6.850%, 06/05/2115	1,090	1,021
6.250%, 03/17/2024	1,930	2,036
Petroleos del Peru
4.750%, 06/19/2032 (C)	4,690	5,079

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Petroleos Mexicanos
7.690%, 01/23/2050 (C)	$3,100	$2,559
6.950%, 01/28/2060 (C)	210	162
6.625%, 06/15/2035	2,202	1,764
6.500%, 03/13/2027	1,640	1,444
5.625%, 01/23/2046	1,650	1,169
2.460%, 12/15/2025	1,879	1,954
2.378%, 04/15/2025	870	903
Petroleos Mexicanos MTN
6.875%, 08/04/2026	90	82
6.750%, 09/21/2047	4,865	3,722
Plains All American Pipeline
4.900%, 02/15/2045	279	260
4.650%, 10/15/2025	2,300	2,348
3.550%, 12/15/2029	1,301	1,229
Rockies Express Pipeline LLC
6.875%, 04/15/2040 (C)	1,270	1,230
4.950%, 07/15/2029 (C)	3,655	3,389
Ruby Pipeline
7.000%, 04/01/2022 (C)	2,045	1,915
Sabine Pass Liquefaction LLC
5.750%, 05/15/2024	3,390	3,750
5.625%, 03/01/2025	1,500	1,673
5.000%, 03/15/2027	1,045	1,160
Schlumberger Finance Canada
2.650%, 11/20/2022 (C)	647	657
Schlumberger Holdings
4.000%, 12/21/2025 (C)	660	714
3.900%, 05/17/2028 (C)	857	895
Schlumberger Investment
3.650%, 12/01/2023	100	106
3.300%, 09/14/2021 (C)	317	322
Shell International Finance BV
6.375%, 12/15/2038	660	1,013
4.550%, 08/12/2043	490	609
4.375%, 05/11/2045	990	1,224
4.125%, 05/11/2035	2,605	3,196
4.000%, 05/10/2046	170	198
3.750%, 09/12/2046	100	114
3.250%, 04/06/2050	1,260	1,343
2.750%, 04/06/2030	660	714
Sinopec Group Overseas Development 2014
4.375%, 04/10/2024 (C)	1,020	1,119
Spectra Energy Partners
3.500%, 03/15/2025	1,025	1,112
3.375%, 10/15/2026	140	148
Suncor Energy
3.100%, 05/15/2025	1,367	1,430
2.800%, 05/15/2023	1,699	1,741
Sunoco Logistics Partners Operations
5.350%, 05/15/2045	227	224
5.300%, 04/01/2044	493	486

SEI Institutional Investments Trust / Annual Report / May 31, 2020	163

SCHEDULE OF INVESTMENTS

May 31, 2020

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.250%, 04/01/2024	$130	$136
4.000%, 10/01/2027	1,150	1,151
3.900%, 07/15/2026	250	252
TC PipeLines
3.900%, 05/25/2027	3,500	3,584
Tennessee Gas Pipeline LLC
8.375%, 06/15/2032	2,200	2,901
2.900%, 03/01/2030 (C)	4,388	4,464
Total Capital International
3.127%, 05/29/2050	1,009	1,021
TransCanada PipeLines
4.875%, 01/15/2026	201	233
4.625%, 03/01/2034	2,575	2,964
3.750%, 10/16/2023	1,633	1,754
Transcontinental Gas Pipe Line LLC
7.850%, 02/01/2026	1,390	1,764
3.950%, 05/15/2050 (C)	1,089	1,163
3.250%, 05/15/2030 (C)	680	724
Western Midstream Operating
4.050%, 02/01/2030	1,180	1,059
3.100%, 02/01/2025	330	307
2.161%, VAR ICE LIBOR USD 3 Month+0.850%, 01/13/2023	220	192
Williams
8.750%, 03/15/2032	1,284	1,719
7.875%, 09/01/2021	1,324	1,426
7.750%, 06/15/2031	339	421
7.500%, 01/15/2031	9	11
5.400%, 03/04/2044	636	701
5.100%, 09/15/2045	100	112
3.900%, 01/15/2025	1,954	2,091
3.600%, 03/15/2022	124	128

		288,830

Financials — 10.0%
ABN AMRO Bank
2.450%, 06/04/2020 (C)	340	340
Aegon
0.915%, VAR USD ICE Swap 11:00 NY 10 Yr+0.100%(D)	2,180	1,496
American Express
4.200%, 11/06/2025	250	288
4.050%, 12/03/2042	70	82
3.700%, 08/03/2023	1,305	1,407
3.400%, 02/27/2023	285	304
2.500%, 08/01/2022	3,890	4,037
2.500%, 07/30/2024	3,000	3,160
American Financial Group
5.250%, 04/02/2030	1,657	1,828
American International Group
6.250%, VAR ICE LIBOR USD 3 Month+2.056%, 03/15/2037	2,578	2,436

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.750%, 04/01/2048	$1,526	$1,766
4.500%, 07/16/2044	858	960
4.200%, 04/01/2028	963	1,072
3.900%, 04/01/2026	1,300	1,429
3.400%, 06/30/2030	1,453	1,529
2.500%, 06/30/2025	4,305	4,451
Ameriprise Financial
3.000%, 04/02/2025	1,082	1,165
Apollo Management Holdings
5.000%, 03/15/2048 (C)	1,540	1,713
4.400%, 05/27/2026 (C)	1,015	1,120
Athene Global Funding
3.000%, 07/01/2022 (C)	1,475	1,488
2.950%, 11/12/2026 (C)	3,705	3,692
Athene Holding
6.150%, 04/03/2030	2,020	2,184
4.125%, 01/12/2028	1,540	1,492
Avolon Holdings Funding
5.250%, 05/15/2024 (C)	185	156
5.125%, 10/01/2023 (C)	195	165
3.950%, 07/01/2024 (C)	535	442
2.875%, 02/15/2025 (C)	1,420	1,087
Banco Nacional de Comercio Exterior SNC
3.800%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+3.000%, 08/11/2026 (C)	1,390	1,341
Banco Santander
4.379%, 04/12/2028	600	656
3.848%, 04/12/2023	1,200	1,262
3.490%, 05/28/2030	400	409
2.746%, 05/28/2025	3,400	3,463
2.431%, VAR ICE LIBOR USD 3 Month+1.120%, 04/12/2023	400	390
Banco Santander Mexico Institucion de Banca Multiple Grupo Financiero Santand
5.375%, 04/17/2025 (C)	846	908
Bank of America
3.419%, VAR ICE LIBOR USD 3 Month+1.040%, 12/20/2028	5,624	6,122
3.366%, VAR ICE LIBOR USD 3 Month+0.810%, 01/23/2026	1,660	1,788
3.004%, VAR ICE LIBOR USD 3 Month+0.790%, 12/20/2023	9,740	10,168
2.592%, VAR United States Secured Overnight Financing Rate+2.150%, 04/29/2031	2,998	3,075
Bank of America MTN
5.000%, 01/21/2044	1,900	2,500
4.450%, 03/03/2026	5,035	5,652
4.330%, VAR ICE LIBOR USD 3 Month+1.520%, 03/15/2050	1,305	1,616
4.271%, VAR ICE LIBOR USD 3 Month+1.310%, 07/23/2029	3,640	4,208

164	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.250%, 10/22/2026	$130	$146
4.200%, 08/26/2024	2,720	3,001
4.183%, 11/25/2027	1,816	2,037
4.125%, 01/22/2024	215	237
4.100%, 07/24/2023	305	334
4.083%, 03/20/2051 (A)	8,820	10,446
4.000%, 04/01/2024	2,110	2,332
4.000%, 01/22/2025	2,815	3,075
3.970%, VAR ICE LIBOR USD 3 Month+1.070%, 03/05/2029	1,780	2,011
3.864%, VAR ICE LIBOR USD 3 Month+0.940%, 07/23/2024	1,225	1,325
3.593%, VAR ICE LIBOR USD 3 Month+1.370%, 07/21/2028	710	781
3.550%, VAR ICE LIBOR USD 3 Month+0.780%, 03/05/2024	1,310	1,391
3.500%, 04/19/2026	1,210	1,341
3.300%, 01/11/2023	3,643	3,856
3.194%, VAR ICE LIBOR USD 3 Month+1.180%, 07/23/2030	1,170	1,261
3.124%, VAR ICE LIBOR USD 3 Month+1.160%, 01/20/2023	2,162	2,234
3.093%, VAR ICE LIBOR USD 3 Month+1.090%, 10/01/2025	3,582	3,813
2.884%, VAR ICE LIBOR USD 3 Month+1.190%, 10/22/2030	1,480	1,556
2.625%, 04/19/2021	70	71
2.456%, VAR ICE LIBOR USD 3 Month+0.870%, 10/22/2025	6,148	6,396
2.289%, VAR ICE LIBOR USD 3 Month+1.180%, 10/21/2022	165	166
Bank of Montreal MTN
2.550%, 11/06/2022	200	209
1.850%, 05/01/2025	1,360	1,396
Bank of New York Mellon
3.550%, 09/23/2021	144	150
3.400%, 05/15/2024	3,235	3,529
Bank of New York Mellon MTN
3.650%, 02/04/2024	150	166
3.250%, 09/11/2024	270	294
3.250%, 05/16/2027	270	302
1.600%, 04/24/2025	410	424
Bank of Nova Scotia
4.900%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+4.551%(D)	765	754
2.000%, 11/15/2022	2,095	2,153
Banque Federative du Credit Mutuel MTN
2.200%, 07/20/2020 (C)	450	451
Barclays
5.088%, VAR ICE LIBOR USD 3 Month+3.054%, 06/20/2030	2,245	2,503

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Barclays MTN
4.972%, VAR ICE LIBOR USD 3 Month+1.902%, 05/16/2029	$1,070	$1,227
4.338%, VAR ICE LIBOR USD 3 Month+1.356%, 05/16/2024	1,285	1,370
Barclays Bank
1.700%, 05/12/2022	2,860	2,896
BBVA USA
3.875%, 04/10/2025	910	930
Berkshire Hathaway
3.750%, 08/15/2021	488	510
Berkshire Hathaway Finance
4.250%, 01/15/2049	1,260	1,581
4.200%, 08/15/2048	805	1,004
BGC Partners
3.750%, 10/01/2024	1,905	1,781
BNP Paribas
5.198%, VAR ICE LIBOR USD 3 Month+2.567%, 01/10/2030 (C)	1,220	1,461
4.705%, VAR ICE LIBOR USD 3 Month+2.235%, 01/10/2025 (C)	1,450	1,585
4.400%, 08/14/2028 (C)	1,420	1,622
3.375%, 01/09/2025 (C)	420	446
2.819%, VAR ICE LIBOR USD 3 Month+1.111%, 11/19/2025 (C)	3,727	3,826
BNP Paribas MTN
4.375%, VAR USD Swap Semi 30/360 5 Yr Curr+1.483%, 03/01/2033 (C)	380	417
3.052%, VAR United States Secured Overnight Financing Rate+1.507%, 01/13/2031 (C)	1,664	1,705
BPCE
5.150%, 07/21/2024 (C)	1,550	1,696
Brighthouse Financial
4.700%, 06/22/2047	729	638
Brookfield Finance
4.350%, 04/15/2030	1,364	1,525
Canadian Imperial Bank of Commerce
3.500%, 09/13/2023	2,505	2,722
Cantor Fitzgerald
4.875%, 05/01/2024 (C)	1,025	1,044
Capital One Financial
3.650%, 05/11/2027	1,304	1,360
2.600%, 05/11/2023	4,587	4,712
Charles Schwab
4.625%, 03/22/2030	1,184	1,453
3.250%, 05/22/2029	1,785	1,973
Chubb INA Holdings
3.350%, 05/03/2026	420	468
2.300%, 11/03/2020	310	312
Citadel
4.875%, 01/15/2027 (C)	1,240	1,260

SEI Institutional Investments Trust / Annual Report / May 31, 2020	165

SCHEDULE OF INVESTMENTS

May 31, 2020

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Citibank
0.977%, VAR ICE LIBOR USD 3 Month+0.600%, 05/20/2022	$4,745	$4,722
Citigroup
8.125%, 07/15/2039	3,928	6,612
5.500%, 09/13/2025	1,370	1,599
5.316%, VAR United States Secured Overnight Financing Rate+4.548%, 03/26/2041	1,260	1,651
5.300%, 05/06/2044	255	321
4.750%, 05/18/2046	150	180
4.650%, 07/30/2045	1,140	1,394
4.650%, 07/23/2048	1,430	1,774
4.600%, 03/09/2026	2,785	3,120
4.500%, 01/14/2022	50	53
4.450%, 09/29/2027	1,380	1,536
4.412%, VAR United States Secured Overnight Financing Rate+3.914%, 03/31/2031	6,141	7,088
4.400%, 06/10/2025	2,040	2,250
4.300%, 11/20/2026	590	657
4.125%, 07/25/2028	260	285
3.887%, VAR ICE LIBOR USD 3 Month+1.563%, 01/10/2028	545	598
3.875%, 10/25/2023	1,491	1,617
3.700%, 01/12/2026	625	685
3.500%, 05/15/2023	930	981
3.352%, VAR ICE LIBOR USD 3 Month+0.897%, 04/24/2025	3,600	3,836
3.200%, 10/21/2026	1,272	1,357
3.142%, VAR ICE LIBOR USD 3 Month+0.722%, 01/24/2023	5,780	5,946
3.106%, VAR United States Secured Overnight Financing Rate+2.750%, 04/08/2026	7,973	8,386
2.976%, VAR United States Secured Overnight Financing Rate+1.422%, 11/05/2030	1,830	1,900
2.900%, 12/08/2021	2,075	2,132
2.572%, VAR United States Secured Overnight Financing Rate+2.107%, 06/03/2031	12,046	12,057
1.678%, VAR United States Secured Overnight Financing Rate+1.667%, 05/15/2024	800	807
CME Group
3.000%, 09/15/2022	400	424
Cooperatieve Rabobank UA
5.250%, 08/04/2045	380	493
4.625%, 12/01/2023	2,060	2,248
4.375%, 08/04/2025	1,580	1,745
Cooperatieve Rabobank UA MTN
3.875%, 02/08/2022	300	316

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Credit Agricole
2.375%, 01/22/2025 (C)	$2,346	$2,437
Credit Suisse AG/New York NY MTN
3.625%, 09/09/2024	1,360	1,486
Credit Suisse Group
4.207%, VAR ICE LIBOR USD 3 Month+1.240%, 06/12/2024 (C)	1,295	1,383
4.194%, VAR United States Secured Overnight Financing Rate+3.730%, 04/01/2031 (C)	1,490	1,652
3.574%, 01/09/2023 (C)	3,321	3,425
2.997%, VAR ICE LIBOR USD 3 Month+1.200%, 12/14/2023 (C)	1,203	1,240
Credit Suisse Group Funding Guernsey
4.875%, 05/15/2045	420	525
3.800%, 06/09/2023	1,084	1,151
Credit Suisse NY
2.950%, 04/09/2025	790	850
Danske Bank
5.375%, 01/12/2024 (C)	940	1,027
5.000%, 01/12/2022 (C)	2,677	2,804
3.244%, VAR ICE LIBOR USD 3 Month+1.591%, 12/20/2025 (C)	4,342	4,436
3.001%, VAR ICE LIBOR USD 3 Month+1.249%, 09/20/2022 (C)	3,817	3,855
Discover Bank
4.650%, 09/13/2028	710	775
4.200%, 08/08/2023	1,000	1,067
Equitable Holdings
3.900%, 04/20/2023	1,400	1,465
Farmers Exchange Capital
7.200%, 07/15/2048 (C)	1,788	2,190
Farmers Exchange Capital II
6.151%, VAR ICE LIBOR USD 3 Month+3.744%, 11/01/2053 (C)	4,120	4,926
Fifth Third Bank
2.875%, 10/01/2021	1,870	1,918
Goldman Sachs Capital II
4.000%, VAR ICE LIBOR USD 3 Month+0.768%(D)	595	505
Goldman Sachs Group
6.750%, 10/01/2037	2,723	3,801
6.250%, 02/01/2041	1,290	1,853
5.750%, 01/24/2022	3,125	3,364
5.250%, 07/27/2021	3,660	3,837
5.150%, 05/22/2045	1,870	2,310
4.750%, 10/21/2045	780	967
4.411%, VAR ICE LIBOR USD 3 Month+1.430%, 04/23/2039	475	547
4.250%, 10/21/2025	1,090	1,208
4.223%, VAR ICE LIBOR USD 3 Month+1.301%, 05/01/2029	500	563
3.850%, 01/26/2027	1,068	1,175

166	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.814%, VAR ICE LIBOR USD 3 Month+1.158%, 04/23/2029	$100	$110
3.800%, 03/15/2030	6,035	6,694
3.750%, 05/22/2025	500	543
3.750%, 02/25/2026	1,445	1,584
3.691%, VAR ICE LIBOR USD 3 Month+1.510%, 06/05/2028	965	1,057
3.625%, 01/22/2023	508	543
3.500%, 01/23/2025	150	161
3.500%, 04/01/2025	8,945	9,619
3.500%, 11/16/2026	5,040	5,433
3.272%, VAR ICE LIBOR USD 3 Month+1.201%, 09/29/2025	4,082	4,314
3.200%, 02/23/2023	670	705
2.908%, VAR ICE LIBOR USD 3 Month+1.053%, 06/05/2023	410	421
2.625%, 04/25/2021	3,500	3,557
2.600%, 02/07/2030	2,150	2,171
2.101%, VAR ICE LIBOR USD 3 Month+1.110%, 04/26/2022	225	225
1.562%, VAR ICE LIBOR USD 3 Month+1.170%, 11/15/2021	220	220
Goldman Sachs Group MTN
6.000%, 06/15/2020	2,795	2,800
4.800%, 07/08/2044	260	322
4.000%, 03/03/2024	277	303
2.905%, VAR ICE LIBOR USD 3 Month+0.990%, 07/24/2023	1,060	1,089
HSBC Bank PLC
7.650%, 05/01/2025	796	930
4.750%, 01/19/2021 (C)	250	256
4.125%, 08/12/2020 (C)	261	263
HSBC Bank USA
7.000%, 01/15/2039	510	749
4.875%, 08/24/2020	1,000	1,010
HSBC Holdings
5.100%, 04/05/2021	170	176
4.950%, 03/31/2030	785	927
4.583%, VAR ICE LIBOR USD 3 Month+1.535%, 06/19/2029	4,685	5,318
4.300%, 03/08/2026	5,405	6,051
4.250%, 03/14/2024	1,190	1,272
4.250%, 08/18/2025	1,290	1,387
4.041%, VAR ICE LIBOR USD 3 Month+1.546%, 03/13/2028	830	903
4.000%, 03/30/2022	100	105
3.973%, VAR ICE LIBOR USD 3 Month+1.610%, 05/22/2030	1,720	1,877
3.950%, VAR ICE LIBOR USD 3 Month+0.987%, 05/18/2024	675	722
3.600%, 05/25/2023	290	308
3.400%, 03/08/2021	360	367

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.262%, VAR ICE LIBOR USD 3 Month+1.055%, 03/13/2023	$155	$160
2.633%, VAR ICE LIBOR USD 3 Month+1.140%, 11/07/2025	295	303
2.099%, VAR United States Secured Overnight Financing Rate+1.929%, 06/04/2026	200	200
ING Bank
5.800%, 09/25/2023 (C)	202	222
Intercontinental Exchange
2.100%, 06/15/2030	820	827
Intesa Sanpaolo
3.375%, 01/12/2023 (C)	490	493
3.125%, 07/14/2022 (C)	1,420	1,426
Intesa Sanpaolo MTN
5.710%, 01/15/2026 (C)	1,260	1,296
5.017%, 06/26/2024 (C)	870	873
JPMorgan Chase
8.750%, 09/01/2030	1,725	2,525
6.400%, 05/15/2038	385	573
4.950%, 06/01/2045	300	390
4.500%, 01/24/2022	700	744
4.493%, VAR United States Secured Overnight Financing Rate+3.790%, 03/24/2031	5,725	6,802
4.452%, VAR ICE LIBOR USD 3 Month+1.330%, 12/05/2029	740	867
4.350%, 08/15/2021	340	356
4.250%, 10/01/2027	2,590	2,944
4.203%, VAR ICE LIBOR USD 3 Month+1.260%, 07/23/2029	940	1,076
4.125%, 12/15/2026	2,420	2,770
4.032%, VAR ICE LIBOR USD 3 Month+1.460%, 07/24/2048	725	852
4.023%, VAR ICE LIBOR USD 3 Month+1.000%, 12/05/2024	6,275	6,850
3.900%, 07/15/2025	1,635	1,833
3.897%, VAR ICE LIBOR USD 3 Month+1.220%, 01/23/2049	245	282
3.882%, VAR ICE LIBOR USD 3 Month+1.360%, 07/24/2038	215	246
3.875%, 09/10/2024	1,180	1,296
3.797%, VAR ICE LIBOR USD 3 Month+0.890%, 07/23/2024	2,010	2,160
3.625%, 05/13/2024	1,490	1,641
3.625%, 12/01/2027	1,000	1,092
3.207%, VAR ICE LIBOR USD 3 Month+0.695%, 04/01/2023	2,091	2,172
3.200%, 06/15/2026	1,925	2,101
3.109%, 04/22/2051 (A)	3,210	3,240
2.972%, 01/15/2023	165	170

SEI Institutional Investments Trust / Annual Report / May 31, 2020	167

SCHEDULE OF INVESTMENTS

May 31, 2020

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
2.956%, VAR United States Secured Overnight Financing Rate+2.515%, 05/13/2031	$4,069	$4,199
2.950%, 10/01/2026	191	206
2.776%, VAR ICE LIBOR USD 3 Month+0.935%, 04/25/2023	220	227
2.700%, 05/18/2023	2,625	2,748
2.522%, VAR United States Secured Overnight Financing Rate+2.040%, 04/22/2031	4,230	4,318
2.301%, VAR United States Secured Overnight Financing Rate+1.160%, 10/15/2025	3,120	3,228
2.182%, VAR United States Secured Overnight Financing Rate+1.890%, 06/01/2028	1,974	1,988
2.083%, VAR United States Secured Overnight Financing Rate+1.850%, 04/22/2026	1,280	1,312
1.514%, VAR United States Secured Overnight Financing Rate+1.455%, 06/01/2024	8,708	8,776
1.240%, VAR ICE LIBOR USD 3 Month+0.550%, 02/01/2027	2,740	2,370
KKR Group Finance II LLC
5.500%, 02/01/2043 (C)	120	141
KKR Group Finance III LLC
5.125%, 06/01/2044 (C)	1,005	1,124
Landwirtschaftliche Rentenbank
0.500%, 05/27/2025	3,946	3,941
Lehman Brothers Holdings
6.500%, 12/31/2049 (E)	4,040	–
Lehman Brothers Holdings MTN
6.750%, 12/31/2049 (E)	10,370	–
Lehman Brothers Holdings Capital Trust VII MTN
5.857%, VAR ICE LIBOR USD 3 Month+0.840%(D)(E)	20,630	–
Lincoln National
3.050%, 01/15/2030	2,092	2,091
Lloyds Bank
3.500%, 05/14/2025	100	109
Lloyds Banking Group
4.375%, 03/22/2028	1,180	1,326
3.900%, 03/12/2024	2,530	2,718
3.870%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+3.500%, 07/09/2025	3,486	3,701
3.100%, 07/06/2021	2,610	2,665
2.907%, VAR ICE LIBOR USD 3 Month+0.810%, 11/07/2023	4,560	4,687
2.858%, VAR ICE LIBOR USD 3 Month+1.249%, 03/17/2023	3,000	3,059

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Macquarie Bank
3.624%, 06/03/2030 (C)	$765	$780
MassMutual Global Funding II
2.500%, 10/17/2022 (C)	261	272
2.250%, 07/01/2022 (C)	2,640	2,717
MDGH - GMTN BV MTN
2.875%, 11/07/2029 (C)	1,200	1,243
Mercury General
4.400%, 03/15/2027	1,720	1,822
MetLife
6.400%, 12/15/2036	1,400	1,623
Metropolitan Life Global Funding I
3.450%, 12/18/2026 (C)	2,865	3,219
2.950%, 04/09/2030 (C)	1,940	2,095
Morgan Stanley
3.737%, VAR ICE LIBOR USD 3 Month+0.847%, 04/24/2024	1,810	1,935
Morgan Stanley MTN
5.597%, 03/24/2051 (A)	3,605	5,186
5.500%, 07/24/2020	140	141
5.500%, 07/28/2021	200	211
4.431%, VAR ICE LIBOR USD 3 Month+1.628%, 01/23/2030	725	847
4.350%, 09/08/2026	235	265
4.100%, 05/22/2023	1,290	1,386
4.000%, 07/23/2025	580	649
3.875%, 04/29/2024	5,575	6,103
3.772%, VAR ICE LIBOR USD 3 Month+1.140%, 01/24/2029	280	312
3.750%, 02/25/2023	294	315
3.700%, 10/23/2024	370	407
3.622%, VAR United States Secured Overnight Financing Rate+3.120%, 04/01/2031	5,020	5,579
3.591%, VAR ICE LIBOR USD 3 Month+1.340%, 07/22/2028	270	297
3.125%, 07/27/2026	525	571
2.750%, 05/19/2022	2,391	2,482
2.720%, VAR United States Secured Overnight Financing Rate+1.152%, 07/22/2025	2,085	2,184
2.699%, VAR United States Secured Overnight Financing Rate+1.143%, 01/22/2031	2,070	2,136
2.188%, VAR United States Secured Overnight Financing Rate+1.990%, 04/28/2026	2,020	2,073
0.751%, VAR United States Secured Overnight Financing Rate+0.700%, 01/20/2023	2,505	2,453
National Securities Clearing
1.500%, 04/23/2025 (C)	6,290	6,375
1.200%, 04/23/2023 (C)	620	624

168	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Nationwide Building Society
4.363%, VAR ICE LIBOR USD 3 Month+1.392%, 08/01/2024 (C)	$4,655	$4,984
Nationwide Financial Services
5.375%, 03/25/2021 (C)	150	155
3.900%, 11/30/2049 (C)	1,542	1,511
Nationwide Mutual Insurance
4.350%, 04/30/2050 (C)	858	874
3.031%, VAR ICE LIBOR USD 3 Month+2.290%, 12/15/2024 (C)	4,407	4,350
New York Life Global Funding
2.875%, 04/10/2024 (C)	2,155	2,308
New York Life Insurance
6.750%, 11/15/2039 (C)	765	1,147
3.750%, 05/15/2050 (C)	1,300	1,463
Nomura Holdings
3.103%, 01/16/2030	3,194	3,221
2.648%, 01/16/2025	2,301	2,374
Nordea Bank Abp
4.875%, 05/13/2021 (C)	1,730	1,786
Northern Trust
2.375%, 08/02/2022	300	313
Northwestern Mutual Life Insurance
3.625%, 09/30/2059 (C)	2,550	2,767
Ohio National Financial Services
5.550%, 01/24/2030 (C)	1,155	1,081
Park Aerospace Holdings
5.500%, 02/15/2024 (C)	850	730
5.250%, 08/15/2022 (C)	2,475	2,184
4.500%, 03/15/2023 (C)	4,470	3,787
PNC Bank
3.800%, 07/25/2023	3,500	3,783
PNC Financial Services Group
3.500%, 01/23/2024	255	277
Prudential Financial MTN
4.350%, 02/25/2050	664	765
1.500%, 03/10/2026	2,445	2,462
Raymond James Financial
4.950%, 07/15/2046	1,525	1,762
4.650%, 04/01/2030	920	1,057
3.625%, 09/15/2026	205	221
Royal Bank of Canada
1.688%, 06/29/2085 (A)	860	638
Royal Bank of Canada MTN
3.200%, 04/30/2021	760	779
2.250%, 11/01/2024	170	178
2.150%, 10/26/2020	660	665
1.600%, 04/17/2023	1,170	1,195
Royal Bank of Scotland Group
6.100%, 06/10/2023	1,650	1,801
4.519%, VAR ICE LIBOR USD 3 Month+1.550%, 06/25/2024	820	879

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.445%, VAR ICE LIBOR USD 3 Month+1.871%, 05/08/2030	$1,026	$1,159
3.875%, 09/12/2023	1,340	1,420
3.754%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+2.100%, 11/01/2029	1,022	1,034
3.073%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+2.550%, 05/22/2028	1,028	1,053
2.359%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+2.150%, 05/22/2024	567	572
Santander Holdings USA
4.450%, 12/03/2021	2,480	2,588
3.450%, 06/02/2025	3,135	3,165
Santander UK Group Holdings
5.625%, 09/15/2045 (C)	210	246
2.875%, 08/05/2021	6,100	6,203
Scentre Group Trust 1
4.375%, 05/28/2030 (C)	1,135	1,176
3.625%, 01/28/2026 (C)	2,155	2,187
Societe Generale
2.625%, 10/16/2024 (C)	765	769
0.623%, VAR ICE LIBOR USD 6 Month+0.075%(D)	860	619
Societe Generale MTN
2.625%, 01/22/2025 (C)	3,768	3,789
Standard Chartered
5.700%, 03/26/2044 (C)	427	505
5.200%, 01/26/2024 (C)	410	437
4.644%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+3.850%, 04/01/2031 (C)	332	370
State Street
3.300%, 12/16/2024	310	342
3.152%, VAR United States Secured Overnight Financing Rate+2.650%, 03/30/2031 (C)	1,500	1,662
2.825%, VAR United States Secured Overnight Financing Rate+2.690%, 03/30/2023 (C)	1,654	1,710
Swedbank
1.300%, 06/02/2023 (C)	1,860	1,863
Synchrony Financial
2.850%, 07/25/2022	810	795
Teachers Insurance & Annuity Association of America
6.850%, 12/16/2039 (C)	148	223
4.900%, 09/15/2044 (C)	600	750
3.300%, 05/15/2050 (C)	3,000	3,055
Toronto-Dominion Bank MTN
3.250%, 06/11/2021	930	957
1.900%, 12/01/2022	1,690	1,744

SEI Institutional Investments Trust / Annual Report / May 31, 2020	169

SCHEDULE OF INVESTMENTS

May 31, 2020

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Travelers
4.600%, 08/01/2043	$50	$65
Truist Bank
4.050%, 11/03/2025	1,000	1,136
3.800%, 10/30/2026	250	276
2.450%, 08/01/2022	250	259
2.250%, 03/11/2030	965	951
Truist Financial MTN
2.750%, 04/01/2022	375	387
2.200%, 03/16/2023	5,475	5,657
Trust Fibra Uno
6.390%, 01/15/2050 (C)	604	550
UBS
1.750%, 04/21/2022 (C)	1,310	1,331
UBS MTN
4.500%, 06/26/2048 (C)	200	269
UBS Group
4.253%, 03/23/2028 (C)	1,940	2,171
4.125%, 09/24/2025 (C)	1,010	1,123
3.491%, 05/23/2023 (C)	1,710	1,781
3.126%, VAR ICE LIBOR USD 3 Month+1.468%, 08/13/2030 (C)	630	665
2.859%, VAR ICE LIBOR USD 3 Month+0.954%, 08/15/2023 (C)	3,434	3,539
US Bancorp
2.400%, 07/30/2024	3,710	3,927
1.450%, 05/12/2025	1,610	1,649
US Bancorp MTN
3.600%, 09/11/2024	160	178
2.950%, 07/15/2022	497	518
US Bank
3.150%, 04/26/2021	750	767
USAA Capital
1.500%, 05/01/2023 (C)	150	153
Validus Holdings
8.875%, 01/26/2040	1,460	2,215
Wachovia Capital Trust III
5.570%, VAR ICE LIBOR USD 3 Month+0.930%(D)	4,442	4,428
WEA Finance LLC
3.750%, 09/17/2024 (C)	1,370	1,364
Wells Fargo
7.950%, 11/15/2029	925	1,186
5.950%, 12/15/2036	520	603
5.606%, 01/15/2044	700	925
5.375%, 11/02/2043	220	283
4.480%, 01/16/2024	392	433
3.069%, 01/24/2023	1,340	1,382
3.068%, VAR United States Secured Overnight Financing Rate+2.530%, 04/30/2041	4,125	4,183
3.000%, 10/23/2026	1,640	1,749

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
2.188%, VAR United States Secured Overnight Financing Rate+2.000%, 04/30/2026	$3,865	$3,921
Wells Fargo MTN
5.013%, 04/04/2051 (A)	16,595	21,688
4.900%, 11/17/2045	1,310	1,586
4.750%, 12/07/2046	2,365	2,789
4.650%, 11/04/2044	560	666
4.600%, 04/01/2021	500	516
4.478%, VAR ICE LIBOR USD 3 Month+3.770%, 04/04/2031	5,855	6,869
4.400%, 06/14/2046	220	249
4.300%, 07/22/2027	1,790	2,013
4.150%, 01/24/2029	1,450	1,651
3.750%, 01/24/2024	360	388
3.584%, VAR ICE LIBOR USD 3 Month+1.310%, 05/22/2028	2,075	2,250
3.500%, 03/08/2022	250	262
3.450%, 02/13/2023	685	721
3.196%, VAR ICE LIBOR USD 3 Month+1.170%, 06/17/2027	3,675	3,911
2.879%, VAR ICE LIBOR USD 3 Month+1.170%, 10/30/2030	3,925	4,077
2.572%, VAR ICE LIBOR USD 3 Month+1.000%, 02/11/2031	3,685	3,711
2.406%, VAR ICE LIBOR USD 3 Month+0.825%, 10/30/2025	2,570	2,632
2.393%, VAR United States Secured Overnight Financing Rate+2.100%, 06/02/2028	2,410	2,431
Westpac Banking
2.600%, 11/23/2020	780	788

		749,646

Health Care — 3.8%
Abbott Laboratories
4.900%, 11/30/2046	840	1,184
4.750%, 11/30/2036	440	584
3.750%, 11/30/2026	1,211	1,418
AbbVie
5.000%, 12/15/2021 (C)	2,423	2,550
4.875%, 11/14/2048	1,100	1,370
4.500%, 05/14/2035	845	998
4.450%, 05/14/2046	169	196
4.400%, 11/06/2042	2,350	2,706
4.250%, 11/14/2028	795	926
4.250%, 11/21/2049 (C)	9,679	11,119
4.050%, 11/21/2039 (C)	1,660	1,854
3.850%, 06/15/2024 (C)	1,000	1,093
3.800%, 03/15/2025 (C)	6,700	7,393
3.750%, 11/14/2023	329	358
3.600%, 05/14/2025	1,605	1,768
3.450%, 03/15/2022 (C)	470	489

170	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.250%, 10/01/2022 (C)	$112	$117
3.200%, 05/14/2026	145	157
3.200%, 11/21/2029 (C)	4,177	4,513
2.950%, 11/21/2026 (C)	1,253	1,345
2.900%, 11/06/2022	2,087	2,184
2.600%, 11/21/2024 (C)	5,008	5,271
2.300%, 11/21/2022 (C)	8,002	8,256
Advocate Health & Hospitals
2.211%, 06/15/2030	2,835	2,881
Aetna
3.875%, 08/15/2047	867	953
2.800%, 06/15/2023	3,648	3,815
Amgen
5.150%, 11/15/2041	630	833
4.663%, 06/15/2051	389	507
4.400%, 05/01/2045	3,590	4,478
3.625%, 05/22/2024	220	239
3.375%, 02/21/2050	642	690
3.150%, 02/21/2040	703	741
2.600%, 08/19/2026	2,000	2,130
2.300%, 02/25/2031	1,363	1,407
2.200%, 02/21/2027	2,899	3,014
Anthem
4.650%, 01/15/2043	1,250	1,548
4.625%, 05/15/2042	1,219	1,499
3.700%, 08/15/2021	290	299
3.650%, 12/01/2027	1,210	1,370
3.500%, 08/15/2024	1,950	2,133
3.350%, 12/01/2024	1,190	1,297
3.300%, 01/15/2023	133	141
3.125%, 05/15/2022	740	775
3.125%, 05/15/2050	682	698
2.950%, 12/01/2022	560	588
2.250%, 05/15/2030	1,696	1,742
AstraZeneca
3.500%, 08/17/2023	1,735	1,878
Baxalta
3.600%, 06/23/2022	870	915
Baxter International
3.950%, 04/01/2030 (C)	890	1,049
BayCare Health System
3.831%, 11/15/2050	2,765	3,244
Bayer US Finance LLC
3.375%, 10/08/2024 (C)	3,255	3,483
Becton Dickinson
4.685%, 12/15/2044	469	576
3.734%, 12/15/2024	1,630	1,791
3.363%, 06/06/2024	1,170	1,263
3.250%, 11/12/2020	1,600	1,615
2.823%, 05/20/2030	2,515	2,664
2.404%, 06/05/2020	2,091	2,091

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Biogen
5.200%, 09/15/2045	$250	$333
3.625%, 09/15/2022	815	870
3.150%, 05/01/2050	837	817
Bon Secours Mercy Health
3.464%, 06/01/2030	1,480	1,598
Bristol-Myers Squibb
5.000%, 08/15/2045 (C)	130	180
4.350%, 11/15/2047 (C)	309	400
4.250%, 10/26/2049 (C)	516	680
4.125%, 06/15/2039 (C)	159	201
3.900%, 02/20/2028 (C)	996	1,157
3.875%, 08/15/2025 (C)	1,915	2,174
3.550%, 08/15/2022 (C)	550	584
3.450%, 11/15/2027 (C)	926	1,057
3.400%, 07/26/2029 (C)	1,330	1,525
3.200%, 06/15/2026 (C)	2,467	2,763
2.900%, 07/26/2024 (C)	5,336	5,758
2.875%, 02/19/2021 (C)	623	634
2.750%, 02/15/2023 (C)	2,236	2,349
2.600%, 05/16/2022 (C)	2,258	2,350
2.250%, 08/15/2021 (C)	660	673
Cigna
4.900%, 12/15/2048	3,365	4,416
4.375%, 10/15/2028	1,443	1,694
4.125%, 11/15/2025	585	666
3.875%, 10/15/2047 (C)	1,361	1,534
3.750%, 07/15/2023	2,521	2,740
3.400%, 09/17/2021	1,992	2,061
3.400%, 03/01/2027 (C)	2,122	2,329
3.400%, 03/15/2050	566	609
3.250%, 04/15/2025 (C)	1,000	1,082
3.200%, 09/17/2020	750	755
3.050%, 10/15/2027 (C)	2,510	2,696
2.400%, 03/15/2030	2,865	2,960
CommonSpirit Health
4.350%, 11/01/2042	885	882
4.187%, 10/01/2049	1,205	1,189
CVS Health
5.125%, 07/20/2045	1,135	1,441
5.050%, 03/25/2048	9,435	12,101
4.780%, 03/25/2038	493	602
4.300%, 03/25/2028	6,345	7,253
4.250%, 04/01/2050	10	12
4.125%, 04/01/2040	240	277
4.100%, 03/25/2025	640	715
4.000%, 12/05/2023	935	1,019
3.875%, 07/20/2025	929	1,033
3.750%, 04/01/2030	1,835	2,051
3.700%, 03/09/2023	1,857	1,990
3.625%, 04/01/2027	2,710	2,982
3.500%, 07/20/2022	850	896

SEI Institutional Investments Trust / Annual Report / May 31, 2020	171

SCHEDULE OF INVESTMENTS

May 31, 2020

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.375%, 08/12/2024	$95	$102
3.250%, 08/15/2029	1,560	1,680
3.000%, 08/15/2026	692	754
2.750%, 12/01/2022	230	240
2.625%, 08/15/2024	1,870	1,974
Danaher
3.350%, 09/15/2025	647	712
Dentsply Sirona
3.250%, 06/01/2030	1,045	1,070
DH Europe Finance II Sarl
3.400%, 11/15/2049	537	598
2.600%, 11/15/2029	2,207	2,321
2.200%, 11/15/2024	1,755	1,834
2.050%, 11/15/2022	1,025	1,056
Eli Lilly
2.250%, 05/15/2050	967	912
Gilead Sciences
4.750%, 03/01/2046	540	723
3.700%, 04/01/2024	1,540	1,706
3.650%, 03/01/2026	890	1,010
2.550%, 09/01/2020	210	211
GlaxoSmithKline Capital
3.000%, 06/01/2024	670	726
2.850%, 05/08/2022	50	52
HCA
5.250%, 04/15/2025	750	850
5.250%, 06/15/2049	2,905	3,424
5.125%, 06/15/2039	1,240	1,446
5.000%, 03/15/2024	2,635	2,903
Health Care Service, A Mutual Legal Reserve
2.200%, 06/01/2030 (C)	1,535	1,539
1.500%, 06/01/2025 (C)	1,380	1,386
Humana
4.950%, 10/01/2044	200	259
4.800%, 03/15/2047	50	64
4.500%, 04/01/2025	120	136
3.950%, 03/15/2027	860	965
3.850%, 10/01/2024	2,530	2,764
3.150%, 12/01/2022	190	199
2.900%, 12/15/2022	3,405	3,567
Johnson & Johnson
3.700%, 03/01/2046	970	1,202
Kaiser Foundation Hospitals
4.150%, 05/01/2047	70	87
Medtronic
4.625%, 03/15/2045	123	166
Merck
3.700%, 02/10/2045	447	544
Mylan NV
3.950%, 06/15/2026	1,115	1,213
Partners Healthcare System
3.342%, 07/01/2060	1,380	1,431

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.192%, 07/01/2049	$245	$249
Pfizer
4.000%, 12/15/2036	1,050	1,260
2.800%, 03/11/2022	617	643
2.700%, 05/28/2050	4,186	4,239
2.625%, 04/01/2030	2,390	2,612
2.550%, 05/28/2040	1,316	1,333
1.700%, 05/28/2030	2,983	2,998
0.800%, 05/28/2025	1,050	1,050
RWJ Barnabas Health
3.949%, 07/01/2046	2,445	2,653
Stryker
2.900%, 06/15/2050	969	975
1.950%, 06/15/2030	1,257	1,253
1.150%, 06/15/2025	1,383	1,383
Teva Pharmaceutical Finance
3.650%, 11/10/2021	184	182
Thermo Fisher Scientific
4.497%, 03/25/2030	2,869	3,505
UnitedHealth Group
6.625%, 11/15/2037	200	309
5.800%, 03/15/2036	560	791
4.625%, 07/15/2035	940	1,229
4.450%, 12/15/2048	140	184
4.250%, 06/15/2048	180	229
3.875%, 10/15/2020	870	874
3.875%, 12/15/2028	250	298
3.875%, 08/15/2059	1,477	1,780
3.750%, 07/15/2025	330	378
3.750%, 10/15/2047	554	657
3.700%, 12/15/2025	692	788
3.700%, 08/15/2049	1,445	1,708
3.500%, 06/15/2023	230	250
3.500%, 08/15/2039	219	253
3.375%, 11/15/2021	400	413
3.125%, 05/15/2060	572	601
2.900%, 05/15/2050	2,849	2,967
2.875%, 12/15/2021	450	466
2.875%, 03/15/2023	150	160
2.750%, 05/15/2040	2,435	2,538
2.700%, 07/15/2020	680	682
2.375%, 10/15/2022	100	104
2.375%, 08/15/2024	373	396
2.000%, 05/15/2030	2,311	2,383
1.250%, 01/15/2026	260	264
Wyeth LLC
6.450%, 02/01/2024	365	440
5.950%, 04/01/2037	320	465
Zimmer Biomet Holdings
3.700%, 03/19/2023	2,025	2,139

172	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.550%, 04/01/2025	$225	$242

		286,433

Industrials — 2.7%
3M
3.700%, 04/15/2050	1,440	1,745
3.250%, 08/26/2049	460	510
3.050%, 04/15/2030	511	571
2.375%, 08/26/2029	2,320	2,457
AerCap Ireland Capital DAC
5.000%, 10/01/2021	2,025	1,975
4.875%, 01/16/2024	635	558
4.625%, 07/01/2022	289	272
4.500%, 05/15/2021	3,340	3,255
4.450%, 04/03/2026	399	344
4.125%, 07/03/2023	1,935	1,724
3.950%, 02/01/2022	341	321
3.650%, 07/21/2027	1,120	937
3.500%, 05/26/2022	3,366	3,120
Air Lease
3.500%, 01/15/2022	1,000	957
3.250%, 03/01/2025	525	480
Air Lease MTN
2.300%, 02/01/2025	605	527
American Airlines, Pass-Through Trust, Ser 2011-1, Cl A
5.250%, 01/31/2021	33	27
American Airlines, Pass-Through Trust, Ser 2015-1, Cl A
3.375%, 05/01/2027	102	79
BAE Systems
4.750%, 10/11/2021 (C)	2,455	2,561
Boeing
7.250%, 06/15/2025	107	119
5.930%, 05/01/2060	700	811
5.805%, 05/01/2050	4,532	5,142
5.705%, 05/01/2040	910	1,000
5.150%, 05/01/2030	1,130	1,211
4.875%, 05/01/2025	2,290	2,431
4.508%, 05/01/2023	3,040	3,147
3.750%, 02/01/2050	380	331
3.250%, 02/01/2035	1,480	1,271
3.200%, 03/01/2029	720	680
3.100%, 05/01/2026	230	224
2.950%, 02/01/2030	1,048	980
2.800%, 03/01/2027	280	261
2.700%, 02/01/2027	2,153	2,005
Burlington Northern Santa Fe LLC
7.290%, 06/01/2036	200	298
4.550%, 09/01/2044	1,220	1,519
4.100%, 06/01/2021	449	461
3.650%, 09/01/2025	140	158

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.050%, 09/01/2022	$300	$315
3.050%, 02/15/2051	460	483
Canadian Pacific Railway
6.125%, 09/15/2115	34	51
Carrier Global
3.577%, 04/05/2050 (C)	390	346
3.377%, 04/05/2040 (C)	360	320
2.722%, 02/15/2030 (C)	1,010	961
2.493%, 02/15/2027 (C)	110	106
2.242%, 02/15/2025 (C)	2,030	2,025
1.923%, 02/15/2023 (C)	230	232
Caterpillar
4.300%, 05/15/2044	50	62
3.400%, 05/15/2024	445	489
Caterpillar Financial Services MTN
2.850%, 05/17/2024	370	400
CCL Industries
3.050%, 06/01/2030 (C)	1,530	1,537
Cintas No. 2
3.700%, 04/01/2027	590	661
2.900%, 04/01/2022	610	633
Continental Airlines Pass-Through Trust, Ser 2012-2, Cl A
4.000%, 10/29/2024	51	45
Continental Airlines, Pass-Through Trust, Ser 2000-1, Cl A
8.048%, 11/01/2020	–	–
Continental Airlines, Pass-Through Trust, Ser 2007-1
6.903%, 04/19/2022	14	12
Continental Airlines, Pass-Through Trust, Ser 2007-1, Cl A
5.983%, 04/19/2022	4,812	4,307
Continental Airlines, Pass-Through Trust, Ser 2010-1, Cl A
4.750%, 01/12/2021	65	59
Crowley Conro LLC
4.181%, 08/15/2043	885	1,115
CSX
4.750%, 11/15/2048	445	580
4.300%, 03/01/2048	82	101
2.400%, 02/15/2030	193	200
Deere
3.750%, 04/15/2050	2,660	3,219
3.100%, 04/15/2030	160	181
2.750%, 04/15/2025	1,344	1,457
Delta Air Lines Pass-Through Trust, Ser 2020- 1, Cl AA
2.000%, 06/10/2028	3,000	2,758
Delta Air Lines, Pass-Through Trust, Ser 2007-1, Cl A
6.821%, 08/10/2022	714	662

SEI Institutional Investments Trust / Annual Report / May 31, 2020	173

SCHEDULE OF INVESTMENTS

May 31, 2020

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Eaton
7.625%, 04/01/2024	$325	$378
4.150%, 11/02/2042	530	627
4.000%, 11/02/2032	99	113
2.750%, 11/02/2022	1,740	1,819
Element Fleet Management
3.850%, 06/15/2025	1,323	1,323
Equifax
3.950%, 06/15/2023	3,015	3,207
2.600%, 12/15/2025	445	462
GE Capital Funding LLC
4.400%, 05/15/2030 (C)	1,990	2,063
3.450%, 05/15/2025 (C)	2,756	2,796
GE Capital International Funding Unlimited
4.418%, 11/15/2035	15,245	15,232
General Dynamics
4.250%, 04/01/2040	318	395
4.250%, 04/01/2050	2,450	3,196
3.625%, 04/01/2030	3,395	3,940
3.250%, 04/01/2025	805	891
General Electric
4.350%, 05/01/2050	410	400
4.250%, 05/01/2040	1,420	1,381
3.625%, 05/01/2030	6,139	6,070
3.450%, 05/01/2027	2,057	2,045
General Electric MTN
6.875%, 01/10/2039	1,546	1,860
6.750%, 03/15/2032	190	228
5.875%, 01/14/2038	577	644
3.450%, 05/15/2024	140	144
3.100%, 01/09/2023	224	231
0.872%, VAR ICE LIBOR USD 3 Month+0.480%, 08/15/2036	3,035	1,820
Honeywell International
1.950%, 06/01/2030	2,035	2,089
1.350%, 06/01/2025	510	519
Hutama Karya Persero MTN
3.750%, 05/11/2030 (C)	760	789
IHS Markit
5.000%, 11/01/2022 (C)	2,000	2,147
4.750%, 02/15/2025 (C)	1,000	1,089
4.750%, 08/01/2028	1,000	1,149
4.125%, 08/01/2023	228	245
ILFC E-Capital Trust II
3.570%, 12/21/2065 (A) (C)	1,200	540
International Lease Finance
8.625%, 01/15/2022	650	666
5.875%, 08/15/2022	485	489
JetBlue Pass Through Trust, Ser 2019-1, Cl AA
2.750%, 05/15/2032	163	148
John Deere Capital MTN
2.150%, 09/08/2022	145	150

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
1.750%, 03/09/2027	$906	$933
1.200%, 04/06/2023	1,510	1,530
L3Harris Technologies
5.054%, 04/27/2045	480	600
4.950%, 02/15/2021	537	545
4.854%, 04/27/2035	210	260
Lockheed Martin
3.550%, 01/15/2026	1,440	1,644
3.100%, 01/15/2023	110	118
Northrop Grumman
5.250%, 05/01/2050	5,635	8,153
5.150%, 05/01/2040	1,004	1,352
4.030%, 10/15/2047	1,459	1,772
3.850%, 04/15/2045	350	401
3.250%, 08/01/2023	1,870	2,022
3.250%, 01/15/2028	1,637	1,814
2.930%, 01/15/2025	2,111	2,287
2.550%, 10/15/2022	3,169	3,317
Otis Worldwide
2.565%, 02/15/2030 (C)	1,716	1,739
2.293%, 04/05/2027 (C)	360	367
2.056%, 04/05/2025 (C)	3,165	3,255
Parker-Hannifin
2.700%, 06/14/2024	830	868
Penske Truck Leasing LP
3.950%, 03/10/2025 (C)	225	240
Raytheon
3.150%, 12/15/2024	320	345
3.125%, 10/15/2020	720	727
Raytheon Technologies
5.400%, 05/01/2035	640	849
4.450%, 11/16/2038	861	1,043
4.125%, 11/16/2028	690	801
3.950%, 08/16/2025	3,819	4,363
3.650%, 08/16/2023	132	143
3.125%, 07/01/2050	1,290	1,361
2.250%, 07/01/2030	680	697
Republic Services
4.750%, 05/15/2023	215	239
2.500%, 08/15/2024	2,035	2,153
Union Pacific
4.300%, 03/01/2049	168	211
3.950%, 09/10/2028	3,055	3,546
3.839%, 03/20/2060	1,460	1,671
3.750%, 07/15/2025	530	596
3.750%, 02/05/2070	905	993
3.250%, 02/05/2050	4,148	4,409
3.150%, 03/01/2024	543	585
2.950%, 03/01/2022	1,136	1,184
2.400%, 02/05/2030	1,255	1,309
2.150%, 02/05/2027	1,287	1,350

174	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
United Parcel Service
5.300%, 04/01/2050	$870	$1,231
5.200%, 04/01/2040	525	698
2.350%, 05/16/2022	235	242
US Airways Pass-Through Trust, Ser 2012-1, Cl A
5.900%, 10/01/2024	28	24
US Airways Pass-Through Trust, Ser 2012-2, Cl A
4.625%, 06/03/2025	3,110	2,562
Waste Management
4.150%, 07/15/2049	440	540
4.000%, 07/15/2039	160	183
3.900%, 03/01/2035	39	47
3.500%, 05/15/2024	845	921
3.450%, 06/15/2029	230	255
3.200%, 06/15/2026	1,205	1,319

		198,885

Information Technology — 2.4%
Adobe
2.300%, 02/01/2030	4,498	4,804
Apple
4.650%, 02/23/2046	2,460	3,387
4.375%, 05/13/2045	820	1,071
4.250%, 02/09/2047	561	730
3.850%, 05/04/2043	850	1,042
3.450%, 05/06/2024	350	388
3.450%, 02/09/2045	156	180
3.200%, 05/13/2025	471	529
2.950%, 09/11/2049	132	144
2.750%, 01/13/2025	675	735
2.650%, 05/11/2050	911	941
2.450%, 08/04/2026	2,560	2,791
2.400%, 05/03/2023	95	101
2.150%, 02/09/2022	90	93
2.050%, 09/11/2026	2,058	2,199
2.000%, 11/13/2020	710	714
1.125%, 05/11/2025	1,310	1,332
0.750%, 05/11/2023	2,760	2,785
Applied Materials
1.750%, 06/01/2030	2,030	2,026
Avnet
4.875%, 12/01/2022	1,570	1,660
Broadcom
5.000%, 04/15/2030 (C)	857	950
4.700%, 04/15/2025 (C)	3,284	3,593
4.250%, 04/15/2026 (C)	1,100	1,177
4.150%, 11/15/2030 (C)	4,570	4,785
3.875%, 01/15/2027	1,555	1,638
3.625%, 01/15/2024	2,860	3,009
3.150%, 11/15/2025 (C)	7,658	7,950

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.125%, 10/15/2022 (C)	$1,000	$1,033
2.250%, 11/15/2023 (C)	1,110	1,124
Corning
5.450%, 11/15/2079	1,685	1,926
Dell International LLC
4.420%, 06/15/2021 (C)	4,785	4,875
Fiserv
4.200%, 10/01/2028	110	128
3.500%, 07/01/2029	1,183	1,306
3.200%, 07/01/2026	1,285	1,400
2.650%, 06/01/2030	1,785	1,844
Hewlett Packard Enterprise
4.650%, 10/01/2024	3,955	4,357
Intel
4.950%, 03/25/2060	460	664
4.750%, 03/25/2050	8,945	12,168
4.600%, 03/25/2040	796	1,036
4.100%, 05/19/2046	1,600	1,969
3.734%, 12/08/2047	119	140
3.300%, 10/01/2021	75	78
3.250%, 11/15/2049	1,510	1,672
3.100%, 07/29/2022	75	79
2.450%, 11/15/2029	759	814
International Business Machines
4.150%, 05/15/2039	490	583
3.300%, 05/15/2026	387	432
3.000%, 05/15/2024	2,340	2,531
KLA
3.300%, 03/01/2050	868	874
Lam Research
3.800%, 03/15/2025	150	169
3.125%, 06/15/2060	474	491
2.875%, 06/15/2050	1,154	1,174
1.900%, 06/15/2030	1,164	1,171
Leidos
4.375%, 05/15/2030 (C)	1,765	1,964
Marvell Technology Group
4.200%, 06/22/2023	1,800	1,903
Mastercard
3.850%, 03/26/2050	1,954	2,498
3.375%, 04/01/2024	720	797
3.350%, 03/26/2030	1,340	1,548
3.300%, 03/26/2027	659	747
Micron Technology
2.497%, 04/24/2023	2,679	2,751
Microsoft
4.450%, 11/03/2045	280	385
4.100%, 02/06/2037	1,276	1,622
4.000%, 02/12/2055	1,077	1,411
3.950%, 08/08/2056	340	445
3.750%, 02/12/2045	240	300
3.700%, 08/08/2046	620	772

SEI Institutional Investments Trust / Annual Report / May 31, 2020	175

SCHEDULE OF INVESTMENTS

May 31, 2020

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.500%, 02/12/2035	$2,164	$2,629
3.450%, 08/08/2036	50	59
3.300%, 02/06/2027	1,570	1,803
2.875%, 02/06/2024	1,359	1,472
2.700%, 02/12/2025	360	394
2.400%, 08/08/2026	2,510	2,758
2.375%, 02/12/2022	50	52
2.375%, 05/01/2023	50	53
NVIDIA
3.700%, 04/01/2060	680	804
3.500%, 04/01/2040	1,654	1,880
3.500%, 04/01/2050	4,147	4,726
2.850%, 04/01/2030	4,945	5,420
NXP BV
4.300%, 06/18/2029 (C)	862	939
3.875%, 06/18/2026 (C)	2,271	2,448
3.400%, 05/01/2030 (C)	1,390	1,433
3.150%, 05/01/2027 (C)	1,099	1,125
2.700%, 05/01/2025 (C)	1,077	1,110
Oracle
4.300%, 07/08/2034	285	350
4.000%, 11/15/2047	987	1,159
3.900%, 05/15/2035 (F)	3,620	4,297
3.850%, 04/01/2060	1,086	1,244
3.800%, 11/15/2037	464	529
3.600%, 04/01/2040	1,815	2,009
2.950%, 11/15/2024	1,129	1,225
2.950%, 05/15/2025	695	756
2.950%, 04/01/2030	1,815	1,991
2.800%, 04/01/2027	1,967	2,130
2.625%, 02/15/2023	850	896
2.500%, 05/15/2022	335	347
PayPal Holdings
2.300%, 06/01/2030	5,500	5,688
1.650%, 06/01/2025	3,128	3,201
1.350%, 06/01/2023	2,397	2,435
QUALCOMM
2.900%, 05/20/2024	110	118
2.600%, 01/30/2023	1,700	1,784
salesforce.com
3.250%, 04/11/2023	740	796
Texas Instruments
4.150%, 05/15/2048	1,250	1,645
1.750%, 05/04/2030	440	452
1.375%, 03/12/2025	810	833
Visa
4.300%, 12/14/2045	810	1,071
3.150%, 12/14/2025	660	742
2.200%, 12/14/2020	480	484
1.900%, 04/15/2027	1,580	1,654

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
VMware
4.500%, 05/15/2025	$685	$740

		179,616

Materials — 0.9%
Air Liquide Finance
2.250%, 09/27/2023 (C)	1,215	1,266
Air Products and Chemicals
2.700%, 05/15/2040	329	341
Amcor Finance USA
4.500%, 05/15/2028	865	929
3.625%, 04/28/2026	2,000	2,111
Anglo American Capital
4.000%, 09/11/2027 (C)	280	287
3.625%, 09/11/2024 (C)	1,810	1,856
ArcelorMittal
6.125%, 06/01/2025	1,270	1,378
3.600%, 07/16/2024	1,540	1,523
Barrick Gold
5.250%, 04/01/2042	740	968
Barrick North America Finance LLC
5.750%, 05/01/2043	298	410
5.700%, 05/30/2041	1,257	1,669
BHP Billiton Finance USA
6.750%, VAR USD Swap Semi 30/360 5 Yr Curr+5.093%, 10/19/2075 (C)	1,610	1,846
5.000%, 09/30/2043	40	55
2.875%, 02/24/2022	79	82
Dow Chemical
4.800%, 05/15/2049	925	1,081
DuPont De Nemours
4.493%, 11/15/2025	4,813	5,459
4.205%, 11/15/2023	1,697	1,841
Equate Petrochemical MTN
4.250%, 11/03/2026 (C)	1,640	1,625
Georgia-Pacific LLC
2.300%, 04/30/2030 (C)	1,708	1,747
2.100%, 04/30/2027 (C)	1,044	1,063
1.750%, 09/30/2025 (C)	2,162	2,206
Glencore Funding LLC
4.125%, 05/30/2023 (C)	50	53
4.125%, 03/12/2024 (C)	70	74
4.000%, 03/27/2027 (C)	1,610	1,705
Industrias Penoles
4.150%, 09/12/2029 (C)	1,830	1,874
International Flavors & Fragrances
5.000%, 09/26/2048	2,955	3,325
International Paper
4.400%, 08/15/2047	638	712
Mosaic
5.625%, 11/15/2043	461	472
5.450%, 11/15/2033	94	96

176	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Nacional del Cobre de Chile
4.250%, 07/17/2042 (C)	$1,790	$1,919
3.625%, 08/01/2027 (C)	2,770	2,942
Newcrest Finance Pty
3.250%, 05/13/2030 (C)	1,140	1,193
Newmont
2.250%, 10/01/2030	1,026	1,017
Nucor
2.700%, 06/01/2030	688	700
2.000%, 06/01/2025	688	701
Nutrien
5.000%, 04/01/2049	996	1,224
2.950%, 05/13/2030	883	923
OCP
4.500%, 10/22/2025 (C)	1,860	1,855
Packaging Corp of America
3.000%, 12/15/2029	559	588
Southern Copper
5.250%, 11/08/2042	4,400	4,903
Suzano Austria GmbH
6.000%, 01/15/2029	2,540	2,676
Syngenta Finance
3.933%, 04/23/2021 (C)	370	371
Teck Resources
6.250%, 07/15/2041	550	555
Vale Overseas
6.875%, 11/21/2036	1,595	1,992
6.250%, 08/10/2026	2,140	2,447
Vulcan Materials
3.500%, 06/01/2030	1,660	1,729
WestRock RKT LLC
4.000%, 03/01/2023	330	343
WRKCo
4.900%, 03/15/2029	1,796	2,068

		68,200

Real Estate — 0.8%
Alexandria Real Estate Equities
4.900%, 12/15/2030	659	802
American Campus Communities Operating Partnership
3.750%, 04/15/2023	2,255	2,264
AvalonBay Communities MTN
4.350%, 04/15/2048	235	289
2.450%, 01/15/2031	2,490	2,561
Boston Properties
3.800%, 02/01/2024	2,000	2,132
3.400%, 06/21/2029	1,510	1,588
3.200%, 01/15/2025	105	110
2.900%, 03/15/2030	125	127
Camden Property Trust
2.800%, 05/15/2030	925	969

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
CC Holdings GS V LLC
3.849%, 04/15/2023	$2,500	$2,679
Crown Castle International
4.000%, 03/01/2027	320	358
3.400%, 02/15/2021	165	168
3.300%, 07/01/2030	1,849	1,994
CubeSmart
4.375%, 02/15/2029	650	708
CyrusOne
2.900%, 11/15/2024	1,985	1,995
Equinix
2.900%, 11/18/2026	1,806	1,907
2.625%, 11/18/2024	863	911
ERP Operating
4.625%, 12/15/2021	200	210
Federal Realty Investment Trust
3.950%, 01/15/2024	1,022	1,064
GLP Capital
5.750%, 06/01/2028	1,250	1,242
5.375%, 04/15/2026	1,415	1,415
5.300%, 01/15/2029	2,424	2,327
5.250%, 06/01/2025	1,250	1,256
4.000%, 01/15/2030	1,190	1,038
Healthcare Realty Trust
3.750%, 04/15/2023	2,375	2,385
Healthcare Trust of America Holdings
3.700%, 04/15/2023	2,000	2,048
3.500%, 08/01/2026	1,010	1,039
Healthpeak Properties
3.875%, 08/15/2024	4,926	5,257
Life Storage
3.875%, 12/15/2027	935	971
Mid-America Apartments
4.300%, 10/15/2023	658	687
4.000%, 11/15/2025	787	818
3.950%, 03/15/2029	646	714
3.750%, 06/15/2024	1,504	1,549
3.600%, 06/01/2027	95	101
Piedmont Operating Partnership
4.450%, 03/15/2024	125	125
Prologis
3.000%, 04/15/2050	255	256
Realty Income
3.250%, 01/15/2031	1,473	1,514
Regency Centers
3.700%, 06/15/2030	481	486
2.950%, 09/15/2029	1,397	1,342
Sabra Health Care
3.900%, 10/15/2029	1,335	1,127
Simon Property Group
2.450%, 09/13/2029	1,915	1,753
2.000%, 09/13/2024	750	726

SEI Institutional Investments Trust / Annual Report / May 31, 2020	177

SCHEDULE OF INVESTMENTS

May 31, 2020

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
SL Green Realty
4.500%, 12/01/2022	$500	$506
Spirit Realty
4.450%, 09/15/2026	79	76
4.000%, 07/15/2029	374	339
3.400%, 01/15/2030	774	665
STORE Capital
4.625%, 03/15/2029	822	765
4.500%, 03/15/2028	2,418	2,274
Ventas Realty
4.750%, 11/15/2030	1,332	1,387
3.000%, 01/15/2030	1,500	1,387
Welltower
4.500%, 01/15/2024	183	192

		60,603

Utilities — 2.4%
Alabama Power
3.700%, 12/01/2047	2,745	3,099
3.450%, 10/01/2049	1,286	1,406
Alabama Power Capital Trust V
4.533%, VAR ICE LIBOR USD 3 Month+3.100%, 10/01/2042	100	100
Ameren
3.500%, 01/15/2031	309	344
Appalachian Power
4.500%, 03/01/2049	60	72
4.450%, 06/01/2045	1,600	1,882
Arizona Public Service
3.150%, 05/15/2025	1,618	1,766
Berkshire Hathaway Energy
6.125%, 04/01/2036	114	165
3.750%, 11/15/2023	488	535
Black Hills
3.875%, 10/15/2049	578	581
3.050%, 10/15/2029	2,078	2,112
Boston Gas
4.487%, 02/15/2042 (C)	140	165
CenterPoint Energy
3.600%, 11/01/2021	1,095	1,135
2.950%, 03/01/2030	609	642
2.500%, 09/01/2022	130	134
2.500%, 09/01/2024	1,400	1,452
CenterPoint Energy Resources
4.500%, 01/15/2021	246	249
4.100%, 09/01/2047	627	669
Comision Federal de Electricidad
4.875%, 01/15/2024 (C)	300	317
4.750%, 02/23/2027 (C)	1,410	1,473
Commonwealth Edison
3.400%, 09/01/2021	140	143

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Consolidated Edison of New York
4.650%, 12/01/2048	$2,000	$2,554
4.450%, 03/15/2044	2,375	2,877
3.950%, 04/01/2050	210	246
3.350%, 04/01/2030	260	289
Consumers Energy
2.500%, 05/01/2060	543	511
Delmarva Power & Light
3.500%, 11/15/2023	170	184
Dominion Energy
3.300%, 03/15/2025	300	324
3.071%, 08/15/2024	1,800	1,905
2.850%, 08/15/2026	835	880
2.450%, 01/15/2023 (C)	2,000	2,071
2.000%, 08/15/2021	904	916
DTE Electric
2.950%, 03/01/2050	1,414	1,468
DTE Energy
3.800%, 03/15/2027	1,304	1,403
2.950%, 03/01/2030	858	880
2.529%, 10/01/2024	2,918	3,015
Duke Energy
3.750%, 04/15/2024	135	148
3.550%, 09/15/2021	952	979
3.150%, 08/15/2027	850	928
2.650%, 09/01/2026	839	899
2.450%, 06/01/2030	1,061	1,092
2.400%, 08/15/2022	1,380	1,429
1.800%, 09/01/2021	1,354	1,370
Duke Energy Carolinas LLC
4.250%, 12/15/2041	1,000	1,218
4.000%, 09/30/2042	1,512	1,794
Duke Energy Florida LLC
3.850%, 11/15/2042	720	830
3.200%, 01/15/2027	1,600	1,763
Duke Energy Indiana LLC
2.750%, 04/01/2050	605	604
Duke Energy Ohio
2.125%, 06/01/2030	987	1,014
Duke Energy Progress LLC
4.150%, 12/01/2044	250	306
3.250%, 08/15/2025	2,000	2,224
2.800%, 05/15/2022	215	223
Duquesne Light Holdings
6.400%, 09/15/2020 (C)	3,525	3,582
Edison International
4.125%, 03/15/2028	4	4
Enel Finance International
4.625%, 09/14/2025 (C)	2,420	2,746
Entergy Texas
3.450%, 12/01/2027	1,625	1,754

178	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Evergy
5.292%, 06/15/2022	$1,216	$1,302
2.900%, 09/15/2029	1,192	1,252
2.450%, 09/15/2024	1,201	1,257
Evergy Kansas Central
3.450%, 04/15/2050	1,726	1,889
Evergy Metro
5.300%, 10/01/2041	250	323
2.250%, 06/01/2030	1,316	1,352
Eversource Energy
2.900%, 10/01/2024	3,730	3,987
Exelon
5.625%, 06/15/2035	1,720	2,253
4.700%, 04/15/2050	1,465	1,851
3.950%, 06/15/2025	1,395	1,560
2.850%, 06/15/2020	2,000	2,001
Exelon Generation LLC
3.250%, 06/01/2025	1,827	1,891
FirstEnergy
7.375%, 11/15/2031	4,905	7,203
4.250%, 03/15/2023	3,672	3,966
3.900%, 07/15/2027	2,514	2,808
2.850%, 07/15/2022	281	290
Florida Power & Light
3.950%, 03/01/2048	120	152
3.250%, 06/01/2024	455	497
Interstate Power & Light
3.500%, 09/30/2049	493	526
ITC Holdings
4.050%, 07/01/2023	2,075	2,224
2.700%, 11/15/2022	1,293	1,343
KCP&L Greater Missouri Operations
8.270%, 11/15/2021	2,894	3,137
KeySpan Gas East
2.742%, 08/15/2026 (C)	1,175	1,245
Metropolitan Edison
4.300%, 01/15/2029 (C)	1,015	1,180
4.000%, 04/15/2025 (C)	1,000	1,116
3.500%, 03/15/2023 (C)	5,050	5,287
MidAmerican Energy
4.800%, 09/15/2043	1,500	1,953
3.650%, 04/15/2029	1,330	1,577
3.650%, 08/01/2048	683	792
3.500%, 10/15/2024	100	110
3.100%, 05/01/2027	265	290
Mississippi Power
4.250%, 03/15/2042	947	1,034
3.950%, 03/30/2028	1,578	1,756
Monongahela Power
5.400%, 12/15/2043 (C)	2,000	2,764
National Fuel Gas
5.500%, 01/15/2026	344	349

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
NextEra Energy Capital Holdings
2.750%, 05/01/2025	$2,112	$2,265
2.403%, 09/01/2021	70	72
2.250%, 06/01/2030	2,054	2,103
NiSource
5.800%, 02/01/2042	471	627
3.600%, 05/01/2030	381	431
Oncor Electric Delivery LLC
2.750%, 05/15/2030 (C)	1,950	2,119
PECO Energy
4.150%, 10/01/2044	1,985	2,430
Pennsylvania Electric
3.250%, 03/15/2028 (C)	544	582
Perusahaan Listrik Negara MTN
6.150%, 05/21/2048 (C)	2,090	2,464
5.450%, 05/21/2028 (C)	1,030	1,144
4.125%, 05/15/2027 (C)	1,990	2,065
PPL Capital Funding
5.000%, 03/15/2044	861	1,025
4.125%, 04/15/2030	1,673	1,885
3.400%, 06/01/2023	185	194
3.100%, 05/15/2026	1,561	1,663
Progress Energy
6.000%, 12/01/2039	200	266
Public Service Electric and Gas MTN
3.700%, 05/01/2028	3,090	3,518
2.700%, 05/01/2050	1,429	1,431
Public Service of New Hampshire
3.500%, 11/01/2023	960	1,034
Sempra Energy
2.900%, 02/01/2023	1,240	1,290
Southern California Edison
4.650%, 10/01/2043	308	360
4.125%, 03/01/2048	1,048	1,203
2.850%, 08/01/2029	654	682
Southern California Gas
2.600%, 06/15/2026	368	395
2.550%, 02/01/2030	2,840	3,023
Southern Gas Capital
5.875%, 03/15/2041	430	559
3.250%, 06/15/2026	1,550	1,636
Southwestern Electric Power
2.750%, 10/01/2026	1,000	1,041
Southwestern Public Service
3.750%, 06/15/2049	2,000	2,284
Trans-Allegheny Interstate Line
3.850%, 06/01/2025 (C)	451	500
Union Electric
2.950%, 03/15/2030	3,120	3,423
Virginia Electric & Power
4.650%, 08/15/2043	1,205	1,533
3.450%, 02/15/2024	150	161

SEI Institutional Investments Trust / Annual Report / May 31, 2020	179

SCHEDULE OF INVESTMENTS

May 31, 2020

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
2.950%, 01/15/2022	$1,720	$1,765
Vistra Operations LLC
4.300%, 07/15/2029 (C)	2,725	2,818
3.550%, 07/15/2024 (C)	1,790	1,830

		177,209

Total Corporate Obligations (Cost $2,462,500) ($ Thousands)		2,626,816

U.S. TREASURY OBLIGATIONS — 16.6%
U.S. Treasury Bills
1.527%, 07/23/2020 (B)	5,105	5,104
0.232%, 09/10/2020 (B)(F)	4,170	4,168
0.161%, 11/27/2020 (B)	6,915	6,909
0.151%, 10/15/2020 (B)	50,000	49,970
0.140%, 11/12/2020 (B)	100,000	99,924
0.140%, 10/20/2020 (B)	125,620	125,542
0.146%, 11/19/2020 (B)	8,130	8,123
U.S. Treasury Bonds
3.750%, 11/15/2043	2,030	3,021
3.000%, 02/15/2049	605	835
2.875%, 05/15/2043	25,407	33,168
2.750%, 11/15/2042	56,517	72,247
2.500%, 02/15/2045	12,315	15,188
2.375%, 11/15/2049	16,662	20,595
2.250%, 08/15/2049	15,130	18,196
2.000%, 02/15/2050	89,185	102,214
1.250%, 05/15/2050	64,742	62,294
1.125%, 05/15/2040	35,140	34,852
U.S. Treasury Inflation-Protected Securities
1.375%, 02/15/2044	4,220	5,651
1.000%, 02/15/2046	3,660	4,653
1.000%, 02/15/2048 (G)	8,761	11,343
1.000%, 02/15/2049 (F) (G)	21,879	27,923
0.750%, 02/15/2042	2,422	2,840
0.250%, 07/15/2029	23,693	25,383
0.250%, 02/15/2050 (G)	35,324	38,606
0.125%, 04/15/2025	18,017	18,598
U.S. Treasury Notes
2.875%, 11/30/2025	1,973	2,242
2.625%, 03/31/2025	6,674	7,415
2.500%, 02/28/2026	13,098	14,663
1.625%, 11/15/2022	46,565	48,217
0.625%, 03/31/2027	4,560	4,603
0.625%, 05/15/2030	60,599	60,469
0.500%, 03/31/2025	43,365	43,770
0.500%, 04/30/2027	17,479	17,493
0.500%, 05/31/2027	81,510	81,545
0.375%, 03/31/2022	6,656	6,681
0.375%, 04/30/2025	71,812	72,039
0.250%, 05/31/2025	55,155	55,011

Description	Face Amount (Thousands)	Market Value ($ Thousands)

U.S. TREASURY OBLIGATIONS (continued)
0.125%, 04/30/2022	$1,017	$1,016
0.125%, 05/31/2022	27,220	27,202
0.125%, 05/15/2023	461	460

Total U.S. Treasury Obligations (Cost $1,218,691) ($ Thousands)		1,240,173

ASSET-BACKED SECURITIES — 7.1%

Automotive — 1.3%
Ally Auto Receivables Trust, Ser 2018-1, Cl A3
2.350%, 06/15/2022	452	455
Ally Auto Receivables Trust, Ser 2019-3, Cl A4
1.960%, 12/16/2024	1,440	1,466
Avis Budget Rental Car Funding AESOP LLC, Ser 2017-1A, Cl A
3.070%, 09/20/2023 (C)	610	603
Avis Budget Rental Car Funding AESOP LLC, Ser 2019-3A, Cl A
2.360%, 03/20/2026 (C)	2,667	2,549
Avis Budget Rental Car Funding AESOP LLC, Ser 2020-1A, Cl A
2.330%, 08/20/2026 (C)	3,290	3,071
Bank of The West Auto Trust, Ser 2019-1, Cl A2
2.400%, 10/17/2022 (C)	889	894
CarMax Auto Owner Trust, Ser 2020-2, Cl A1
1.252%, 05/17/2021	2,762	2,766
Chesapeake Funding II LLC, Ser 2017-4A, Cl A1
2.120%, 11/15/2029 (C)	358	359
Chesapeake Funding II LLC, Ser 2018-1A, Cl B
3.450%, 04/15/2030 (C)	2,380	2,426
Chesapeake Funding II LLC, Ser 2019-1A, Cl A1
2.940%, 04/15/2031 (C)	1,571	1,584
Drive Auto Receivables Trust, Ser 2019-3, Cl A3
2.490%, 06/15/2023	2,675	2,687
Drive Auto Receivables Trust, Ser 2020-1, Cl A2
1.990%, 12/15/2022	1,575	1,580
Enterprise Fleet Financing LLC, Ser 2019-1, Cl A2
2.980%, 10/20/2024 (C)	912	924
Exeter Automobile Receivables Trust, Ser 2019-4A, Cl A
2.180%, 01/17/2023 (C)	1,077	1,080
Ford Credit Auto Owner Trust, Ser 2017-1, Cl A
2.620%, 08/15/2028 (C)	1,913	1,941

180	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Ford Credit Auto Owner Trust, Ser 2017-2, Cl A
2.360%, 03/15/2029 (C)	$3,793	$3,830
Ford Credit Auto Owner Trust, Ser 2017-B, Cl A4
1.870%, 09/15/2022	470	473
Ford Credit Auto Owner Trust, Ser 2018-1, Cl A
3.190%, 07/15/2031 (C)	5,844	6,118
Ford Credit Auto Owner Trust, Ser 2018-2, Cl A
3.470%, 01/15/2030 (C)	4,002	4,155
Ford Credit Auto Owner Trust, Ser 2018-A, Cl A3
3.030%, 11/15/2022	450	456
Ford Credit Auto Owner Trust, Ser 2019-C, Cl A2A
1.880%, 07/15/2022	442	445
Ford Credit Auto Owner Trust, Ser 2019- REV1, Cl A
3.520%, 07/15/2030 (C)	4,099	4,306
Ford Credit Auto Owner Trust, Ser 2020-A, Cl A2
1.030%, 10/15/2022	725	728
Ford Credit Auto Owner Trust, Ser 2020-A, Cl A3
1.040%, 08/15/2024	2,786	2,815
Ford Credit Auto Owner Trust, Ser 2020-A, Cl A4
1.350%, 07/15/2025	773	786
Ford Credit Auto Owner Trust, Ser 2020- REV1, Cl A
2.040%, 08/15/2031 (C)	6,986	7,013
Ford Credit Floorplan Master Owner Trust A, Ser 2018-4, Cl A
4.060%, 11/15/2030	2,740	2,749
GM Financial Consumer Automobile Receivables Trust, Ser 2020-1, Cl A2
1.830%, 01/17/2023	855	862
GM Financial Consumer Automobile Receivables Trust, Ser 2020-2, Cl A3
1.490%, 12/16/2024	1,193	1,217
GM Financial Consumer Automobile Receivables Trust, Ser 2020-2, Cl A4
1.740%, 08/18/2025	597	606
Hertz Fleet Lease Funding, Ser 2019-1, Cl D
3.440%, 01/10/2033 (C)	2,900	2,553
Hertz Vehicle Financing II, Ser 2018-1A, Cl A
3.290%, 02/25/2024 (C)	4,464	4,308
Honda Auto Receivables Owner Trust, Ser 2019-3, Cl A4
1.850%, 08/15/2025	1,160	1,187

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Honda Auto Receivables Owner Trust, Ser 2019-4, Cl A3
1.830%, 01/18/2024	$1,725	$1,764
Honda Auto Receivables Owner Trust, Ser 2020-2, Cl A2
0.740%, 11/15/2022	665	666
Honda Auto Receivables Owner Trust, Ser 2020-2, Cl A3
0.820%, 07/15/2024	5,060	5,083
Honda Auto Receivables Owner Trust, Ser 2020-2, Cl A4
1.090%, 10/15/2026	954	963
Hyundai Auto Receivables Trust, Ser 2019-B, Cl A3
1.940%, 02/15/2024	370	378
Hyundai Auto Receivables Trust, Ser 2020-A, Cl A1
1.198%, 05/17/2021	1,863	1,867
Nissan Auto Receivables Owner Trust, Ser 2017-A, Cl A4
2.110%, 05/15/2023	675	682
Prestige Auto Receivables Trust, Ser 2017-1A, Cl B
2.390%, 05/16/2022 (C)	788	789
Prestige Auto Receivables Trust, Ser 2018-1A, Cl A3
3.290%, 09/15/2022 (C)	512	514
Santander Drive Auto Receivables Trust, Ser 2020-1, Cl A3
2.030%, 02/15/2024	765	774
Santander Revolving Auto Loan Trust, Ser 2019-A, Cl A
2.510%, 01/26/2032 (C)	4,109	4,069
Tidewater Auto Receivables Trust, Ser 2020- AA, Cl A2
1.390%, 08/15/2024 (C)	1,070	1,063
Toyota Auto Loan Extended Note Trust, Ser 2019-1A, Cl A
2.560%, 11/25/2031 (C)	255	264
Toyota Auto Receivables Owner Trust, Ser 2016-D, Cl A4
1.420%, 01/15/2022	252	252
Toyota Auto Receivables Owner Trust, Ser 2019-C, Cl A3
1.910%, 09/15/2023	1,500	1,527
Toyota Auto Receivables Owner Trust, Ser 2019-D, Cl A2
1.920%, 07/15/2022	470	473
Toyota Auto Receivables Owner Trust, Ser 2019-D, Cl A3
1.920%, 01/16/2024	530	541

SEI Institutional Investments Trust / Annual Report / May 31, 2020	181

SCHEDULE OF INVESTMENTS

May 31, 2020

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)

Toyota Auto Receivables Owner Trust, Ser 2020-A, Cl A2
1.670%, 11/15/2022	$365	$368
Toyota Auto Receivables Owner Trust, Ser 2020-B, Cl A3
1.360%, 08/15/2024	1,844	1,870
Volkswagen Auto Loan Enhanced Trust, Ser 2018-1, Cl A3
3.020%, 11/21/2022	555	565
Volkswagen Auto Loan Enhanced Trust, Ser 2020-1, Cl A3
0.980%, 11/20/2024	2,021	2,029
Volkswagen Auto Loan Enhanced Trust, Ser 2020-1, Cl A4
1.260%, 08/20/2026	758	763

		96,256

Credit Cards — 0.2%

Capital One Multi-Asset Execution Trust, Ser 2016-A7, Cl A7
0.694%, VAR ICE LIBOR USD 1 Month+0.510%, 09/16/2024	560	561
Capital One Multi-Asset Execution Trust, Ser 2017-A4, Cl A4
1.990%, 07/17/2023	700	703
Capital One Multi-Asset Execution Trust, Ser 2019-A1, Cl A1
2.840%, 12/15/2024	4,610	4,800
Citibank Credit Card Issuance Trust, Ser 2017-A5, Cl A5
0.793%, VAR ICE LIBOR USD 1 Month+0.620%, 04/22/2026	1,690	1,691
Citibank Credit Card Issuance Trust, Ser 2018-A1, Cl A1
2.490%, 01/20/2023	2,945	2,984
Citibank Credit Card Issuance Trust, Ser 2018-A2, Cl A2
0.501%, VAR ICE LIBOR USD 1 Month+0.330%, 01/20/2025	510	510
Citibank Credit Card Issuance Trust, Ser 2018-A6, Cl A6
3.210%, 12/07/2024	1,115	1,190
Discover Card Execution Note Trust, Ser 2019-A1, Cl A1
3.040%, 07/15/2024	1,115	1,161

		13,600

Mortgage Related Securities — 0.3%

Aames Mortgage Trust, Ser 2002-1, Cl A3
7.396%, 06/25/2032	25	25
ABFC Trust, Ser 2005-AQ1, Cl A4
4.639%, 01/25/2034	83	85

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)

Accredited Mortgage Loan Trust, Ser 2005-3, Cl M3
0.648%, VAR ICE LIBOR USD 1 Month+0.480%, 09/25/2035	$7,222	$6,765
Centex Home Equity Loan Trust, Ser 2005-A, Cl M1
0.888%, VAR ICE LIBOR USD 1 Month+0.720%, 01/25/2035	3,832	3,668
Centex Home Equity Loan Trust, Ser 2006-A, Cl AV4
0.418%, VAR ICE LIBOR USD 1 Month+0.250%, 06/25/2036	10	10
Delta Funding Home Equity Loan Trust, Ser 1999-3, Cl A1A
1.004%, VAR ICE LIBOR USD 1 Month+0.820%, 09/15/2029	222	210
GSAMP Trust, Ser 2006-HE2, Cl A3
0.428%, VAR ICE LIBOR USD 1 Month+0.260%, 03/25/2046	1,291	1,288
Master Asset-Backed Securities Trust, Ser 2006-WMC3, Cl A4
0.328%, VAR ICE LIBOR USD 1 Month+0.160%, 08/25/2036	818	347
Morgan Stanley Asset-Backed Securities Capital I Trust, Ser 2005-WMC3, Cl M4
1.098%, VAR ICE LIBOR USD 1 Month+0.930%, 03/25/2035	2,075	2,087
Morgan Stanley Mortgage Loan Trust, Ser 2007-3XS, Cl 2A3S
5.858%, 01/25/2047	15	8
RASC Trust, Ser 2005-KS9, Cl M5
0.798%, VAR ICE LIBOR USD 1 Month+0.630%, 10/25/2035	8,000	7,600
Soundview Home Loan Trust, Ser 2006- OPT3, Cl 2A3
0.338%, VAR ICE LIBOR USD 1 Month+0.170%, 06/25/2036	643	628
Structured Asset Securities Pass-Through Certificates, Ser 2002-AL1, Cl A2
3.450%, 02/25/2032	55	53
Wells Fargo Home Equity Asset-Backed Securities Trust, Ser 2004-2, Cl A33
1.168%, VAR ICE LIBOR USD 1 Month+1.000%, 10/25/2034	4,051	3,841

		26,615

Non-Agency Mortgage-Backed Obligations — 0.1%

CSAIL Commercial Mortgage Trust, Ser C19, Cl AS
2.971%, 03/15/2053	1,060	1,086
CSAIL Commercial Mortgage Trust, Ser C19, Cl C
3.735%, 03/15/2053 (A)	900	733

182	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)

GS Mortgage Securities Trust, Ser GC47, Cl A5
2.377%, 05/12/2053	$1,441	$1,486
JPMBB Commercial Mortgage Securities Trust, Ser C26, Cl A4
3.494%, 01/15/2048	1,182	1,263
JPMBB Commercial Mortgage Securities Trust, Ser C29, Cl A4
3.611%, 05/15/2048	921	995

		5,563

Other Asset-Backed Securities — 5.2%

AccessLex Institute, Ser 2007-A, Cl A3
0.660%, VAR ICE LIBOR USD 3 Month+0.300%, 05/25/2036	3,442	3,126
ACIS CLO, Ser 2014-4A, Cl A
2.107%, VAR ICE LIBOR USD 3 Month+1.420%, 05/01/2026 (C)	49	48
ACIS CLO, Ser 2015-6A, Cl A1
2.277%, VAR ICE LIBOR USD 3 Month+1.590%, 05/01/2027 (C)	494	491
Allegro CLO V, Ser 2017-1A, Cl A
2.416%, VAR ICE LIBOR USD 3 Month+1.240%, 10/16/2030 (C)	3,100	3,020
American Tower Trust I, Ser 2013-13, Cl 2A
3.070%, 03/15/2048 (C)	700	716
AMMC CLO IX, Ser 2019-19A, Cl AR
2.359%, VAR ICE LIBOR USD 3 Month+1.140%, 10/16/2028 (C)	2,400	2,356
AMMC CLO XII, Ser 2017-12A, Cl AR
1.648%, VAR ICE LIBOR USD 3 Month+1.200%, 11/10/2030 (C)	750	730
Apidos CLO XXI, Ser 2018-21A, Cl A1R
2.065%, VAR ICE LIBOR USD 3 Month+0.930%, 07/18/2027 (C)	1,200	1,176
Applebee’s Funding LLC, Ser 2019-1A, Cl A2I
4.194%, 06/07/2049 (C)	2,000	1,632
ARES LII CLO, Ser 2019-52A, Cl B
2.948%, VAR ICE LIBOR USD 3 Month+1.850%, 04/22/2031 (C)	750	734
ARES XLVII CLO, Ser 2018-47A, Cl A1
2.139%, VAR ICE LIBOR USD 3 Month+0.920%, 04/15/2030 (C)	1,040	1,009
Ascentium Equipment Receivables, Ser 2019- 2A, Cl A3
2.190%, 11/10/2026 (C)	1,820	1,815
Atrium XII, Ser 2017-12A, Cl AR
1.928%, VAR ICE LIBOR USD 3 Month+0.830%, 04/22/2027 (C)	2,023	1,993
Ballyrock CLO, Ser 2018-1A, Cl A1
2.135%, VAR ICE LIBOR USD 3 Month+1.000%, 04/20/2031 (C)	500	482

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)

Barings BDC Static CLO, Ser 2019-1A, Cl A1
2.239%, VAR ICE LIBOR USD 3 Month+1.020%, 04/15/2027 (C)	$934	$919
Barings CLO, Ser 2017-IA, Cl AR
1.935%, VAR ICE LIBOR USD 3 Month+0.800%, 01/20/2028 (C)	3,659	3,609
BCC Funding XVI LLC, Ser 2019-1A, Cl A2
2.460%, 08/20/2024 (C)	4,020	4,042
BlueMountain CLO, Ser 2016-1A, Cl A1R
2.641%, VAR ICE LIBOR USD 3 Month+1.330%, 04/13/2027 (C)	420	418
BlueMountain CLO, Ser 2018-2A, Cl AR2
1.427%, VAR ICE LIBOR USD 3 Month+1.050%, 11/20/2028 (C)	1,000	978
BMW Floorplan Master Owner Trust, Ser 2018-1, Cl A1
3.150%, 05/15/2023 (C)	530	539
Brazos Education Loan Authority, Ser 2012-1, Cl A1
0.868%, VAR ICE LIBOR USD 1 Month+0.700%, 12/26/2035	1,579	1,541
Brazos Higher Education Authority, Ser 2010- 1, Cl A2
1.560%, VAR ICE LIBOR USD 3 Month+1.200%, 02/25/2035	4,835	4,684
Brazos Higher Education Authority, Ser 2011- 1, Cl A2
1.160%, VAR ICE LIBOR USD 3 Month+0.800%, 02/25/2030	584	574
Brazos Higher Education Authority, Ser 2011- 2, Cl A3
1.991%, VAR ICE LIBOR USD 3 Month+1.000%, 10/27/2036	3,520	3,394
California Street CLO IX, Ser 2019-9A, Cl AR2
3.163%, VAR ICE LIBOR USD 3 Month+1.320%, 07/16/2032 (C)	840	819
Carlyle Global Market Strategies CLO, Ser 2018-3RA, Cl A1A
2.041%, VAR ICE LIBOR USD 3 Month+1.050%, 07/27/2031 (C)	863	845
Carlyle US CLO, Ser 2017-2A, Cl A1B
2.355%, VAR ICE LIBOR USD 3 Month+1.220%, 07/20/2031 (C)	500	486
Catskill Park CLO, Ser 2017-1A, Cl A2
2.835%, VAR ICE LIBOR USD 3 Month+1.700%, 04/20/2029 (C)	1,500	1,458
CBAM, Ser 2017-1A, Cl A1
2.385%, VAR ICE LIBOR USD 3 Month+1.250%, 07/20/2030 (C)	750	736
Chase Funding Trust, Ser 2003-6, Cl 1A5
5.003%, 11/25/2034	177	183
Chase Funding Trust, Ser 2003-6, Cl 1A7
5.003%, 11/25/2034	175	180

SEI Institutional Investments Trust / Annual Report / May 31, 2020	183

SCHEDULE OF INVESTMENTS

May 31, 2020

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)

Chase Issuance Trust, Ser 2016-A4
1.490%, 07/15/2022	$175	$175
CIT Education Loan Trust, Ser 2007-1, Cl A
1.306%, VAR ICE LIBOR USD 3 Month+0.090%, 03/25/2042 (C)	1,703	1,571
Citicorp Residential Mortgage Trust, Ser 2006-2, Cl A5
5.276%, 09/25/2036	3,781	3,840
Citicorp Residential Mortgage Trust, Ser 2007-1, Cl A5
5.253%, 03/25/2037	990	1,009
CNH Equipment Trust, Ser 2020-A, Cl A3
1.160%, 06/16/2025	2,247	2,251
CNH Equipment Trust, Ser 2020-A, Cl A4
1.510%, 04/15/2027	450	451
College Ave Student Loans LLC, Ser 2018-A, Cl A2
4.130%, 12/26/2047 (C)	748	807
College Ave Student Loans LLC, Ser 2019-A, Cl A2
3.280%, 12/28/2048 (C)	4,729	4,911
College Avenue Student Loans LLC, Ser 2017- A, Cl A1
1.818%, VAR ICE LIBOR USD 1 Month+1.650%, 11/26/2046 (C)	1,146	1,131
Commonbond Student Loan Trust, Ser 2018- BGS, Cl A1
3.560%, 09/25/2045 (C)	3,300	3,340
Commonbond Student Loan Trust, Ser 2018- CGS, Cl A1
3.870%, 02/25/2046 (C)	1,632	1,691
Community Funding CLO, Ser 2015-1A, Cl A
5.750%, 11/01/2027 (C)	2,944	3,124
COOF Securitization Trust, Ser 2014-1, Cl A, IO
2.716%, 06/25/2040 (A)(C)	241	22
Countrywide Asset-Backed Certificates Trust, Ser 2004-6, Cl 1A1
0.708%, VAR ICE LIBOR USD 1 Month+0.540%, 12/25/2034	2,874	2,660
Countrywide Asset-Backed Certificates Trust, Ser 2007-13, Cl 2A1
1.068%, VAR ICE LIBOR USD 1 Month+0.900%, 10/25/2047	321	295
Countrywide Asset-Backed Certificates, Ser 2006-15, Cl A3
4.553%, 10/25/2046 (A)	37	36
Countrywide Asset-Backed Certificates, Ser 2006-SD3, Cl A1
0.498%, VAR ICE LIBOR USD 1 Month+0.330%, 07/25/2036 (C)	72	67

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)

Countrywide Home Equity Loan Revolving Home Equity Loan Trust, Ser 2007-A, Cl A
0.304%, VAR ICE LIBOR USD 1 Month+0.120%, 04/15/2037	$2,502	$2,314
Countrywide Revolving Home Equity Loan Trust, Ser 2004-K, Cl 2A
0.484%, VAR ICE LIBOR USD 1 Month+0.300%, 02/15/2034	43	42
Credit-Based Asset Servicing & Securitization LLC, Ser 2003-CB3, Cl AF1
3.379%, 12/25/2032	34	34
Credit-Based Asset Servicing & Securitization LLC, Ser 2006-CB2, Cl AF2
3.288%, 12/25/2036	402	363
CSMC Trust, Ser 2017-RPL1, Cl A1
2.750%, 07/25/2057 (A)(C)	7,667	7,698
CVP CLO, Ser 2018-2A, Cl A
2.325%, VAR ICE LIBOR USD 3 Month+1.190%, 01/20/2031 (C)	1,500	1,435
Dell Equipment Finance Trust, Ser 2020-1, Cl A2
2.260%, 06/22/2022 (C)	985	990
Denali Capital CLO X LLC, Ser 2017-1A, Cl A1LR
2.041%, VAR ICE LIBOR USD 3 Month+1.050%, 10/26/2027 (C)	1,500	1,479
DRB Prime Student Loan Trust, Ser 2015-D, Cl A2
3.200%, 01/25/2040 (C)	431	436
Dryden 75 CLO, Ser 2019-75A, Cl AR
2.419%, VAR ICE LIBOR USD 3 Month+1.200%, 07/15/2030 (C)	1,260	1,236
Dryden XXV Senior Loan Fund, Ser 2017-25A, Cl ARR
2.119%, VAR ICE LIBOR USD 3 Month+0.900%, 10/15/2027 (C)	974	958
Dryden XXVI Senior Loan Fund, Ser 2018- 26A, Cl AR
2.119%, VAR ICE LIBOR USD 3 Month+0.900%, 04/15/2029 (C)	4,120	4,036
Earnest Student Loan Program, Ser 2016-D, Cl A2
2.720%, 01/25/2041 (C)	509	516
Educational Funding of the South, Ser 2011- 1, Cl A2
1.641%, VAR ICE LIBOR USD 3 Month+0.650%, 04/25/2035	1,063	1,038
EFS Volunteer No. 3 LLC, Ser 2012-1, Cl A3
1.168%, VAR ICE LIBOR USD 1 Month+1.000%, 04/25/2033 (C)	3,656	3,591
FNMA Grantor Trust, Ser 2017-T1, Cl A
2.898%, 06/25/2027	299	323

184	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)

Global SC Finance II SRL, Ser 2014-1A, Cl A2
3.090%, 07/17/2029 (C)	$1,148	$1,121
Golub Capital Partners CLO, Ser 2019-45A, Cl A
2.855%, VAR ICE LIBOR USD 3 Month+1.720%, 10/20/2031 (C)	1,500	1,419
Halcyon Loan Advisors Funding, Ser 2018- 2A, Cl AR
2.071%, VAR ICE LIBOR USD 3 Month+1.080%, 07/25/2027 (C)	682	674
Halsey Point CLO I, Ser 2019-1A, Cl A1A1
3.257%, VAR ICE LIBOR USD 3 Month+1.350%, 01/20/2033 (C)	2,290	2,227
Higher Education Funding I, Ser 2014-1, Cl A
1.410%, VAR ICE LIBOR USD 3 Month+1.050%, 05/25/2034 (C)	2,965	2,924
Hilton Grand Vacations Trust, Ser 2014-AA, Cl A
1.770%, 11/25/2026 (C)	2,715	2,695
Home Partners of America Trust, Ser 2019-2, Cl A
2.703%, 10/19/2039 (C)	3,826	3,890
HSI Asset Securitization Trust, Ser 2006- OPT1, Cl 2A4
0.468%, VAR ICE LIBOR USD 1 Month+0.300%, 12/25/2035	905	901
HSI Asset Securitization Trust, Ser 2006- OPT3, Cl 3A3
0.348%, VAR ICE LIBOR USD 1 Month+0.180%, 02/25/2036	325	323
Jamestown CLO IV, Ser 2017-4A, Cl A2R
2.569%, VAR ICE LIBOR USD 3 Month+1.350%, 07/15/2026 (C)	1,000	982
JFIN CLO, Ser 2017-2A, Cl A1AR
2.305%, VAR ICE LIBOR USD 3 Month+1.170%, 07/20/2026 (C)	261	258
JGWPT XXX LLC, Ser 2013-3A, Cl A
4.080%, 01/17/2073 (C)	1,523	1,626
JGWPT XXXII LLC, Ser 2014-2A, Cl A
3.610%, 01/17/2073 (C)	2,026	2,135
KGS-Alpha SBA COOF Trust, Ser 2012-A, Cl A, IO
0.657%, 08/25/2038 (A)(C)	1,185	24
KGS-Alpha SBA COOF Trust, Ser 2014-2, Cl A, IO
2.727%, 04/25/2040 (A)(C)	213	18
KKR CLO 16, Ser 2019-16, Cl A1R
2.385%, VAR ICE LIBOR USD 3 Month+1.250%, 01/20/2029 (C)	1,640	1,613
KKR CLO 16, Ser 2019-16, Cl A2R
2.935%, VAR ICE LIBOR USD 3 Month+1.800%, 01/20/2029 (C)	730	718

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)

LCM Loan Income Fund I Income Note Issuer, Ser 2018-27A, Cl A1
2.256%, VAR ICE LIBOR USD 3 Month+1.080%, 07/16/2031 (C)	$925	$841
LCM XIII, Ser 2019-13A, Cl ARR
2.275%, VAR ICE LIBOR USD 3 Month+1.140%, 07/19/2027 (C)	2,485	2,445
LCM XIV, Ser 2018-14A, Cl AR
2.175%, VAR ICE LIBOR USD 3 Month+1.040%, 07/20/2031 (C)	1,000	966
LCM XVIII, Ser 2019-19A, Cl AR
2.459%, VAR ICE LIBOR USD 3 Month+1.240%, 07/15/2027 (C)	410	402
LCM XXI, Ser 2018-21A, Cl AR
2.015%, VAR ICE LIBOR USD 3 Month+0.880%, 04/20/2028 (C)	1,950	1,917
LCM XXIV, Ser 2017-24A, Cl A
2.445%, VAR ICE LIBOR USD 3 Month+1.310%, 03/20/2030 (C)	1,500	1,470
Madison Park Funding XXX, Ser 2018-30A, Cl A
1.969%, VAR ICE LIBOR USD 3 Month+0.750%, 04/15/2029 (C)	4,500	4,385
Marathon CLO XIII, Ser 2019-1A, Cl A1BL
3.219%, VAR ICE LIBOR USD 3 Month+2.000%, 04/15/2032 (C)	1,000	922
Mercedes-Benz Master Owner Trust, Ser 2019-AA, Cl A
0.534%, VAR ICE LIBOR USD 1 Month+0.350%, 05/15/2023 (C)	670	660
Mid-State Capital Trust, Ser 2004-1, Cl A
6.005%, 08/15/2037	197	209
Mid-State Capital Trust, Ser 2006-1, Cl A
5.787%, 10/15/2040 (C)	3,395	3,576
Mid-State Trust XI, Ser 2003-11, Cl A1
4.864%, 07/15/2038	1,643	1,735
Mill City Mortgage Trust, Ser 2015-2, Cl A2
3.000%, 09/25/2057 (A)(C)	2,129	2,149
MVW LLC, Ser 2019-2A, Cl A
2.220%, 10/20/2038 (C)	1,570	1,515
Myers Park CLO, Ser 2018-1A, Cl B1
2.735%, VAR ICE LIBOR USD 3 Month+1.600%, 10/20/2030 (C)	890	833
Navient Private Education Loan Trust, Ser 2016-AA, Cl A2B
2.334%, VAR ICE LIBOR USD 1 Month+2.150%, 12/15/2045 (C)	742	748
Navient Private Education Loan Trust, Ser 2018-BA, Cl A2A
3.610%, 12/15/2059 (C)	765	779
Navient Private Education Refi Loan Trust, Ser 2018-A, Cl A2
3.190%, 02/18/2042 (C)	793	800

SEI Institutional Investments Trust / Annual Report / May 31, 2020	185

SCHEDULE OF INVESTMENTS

May 31, 2020

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)

Navient Private Education Refi Loan Trust, Ser 2018-CA, Cl A2
3.520%, 06/16/2042 (C)	$858	$872
Navient Private Education Refi Loan Trust, Ser 2018-DA, Cl A2A
4.000%, 12/15/2059 (C)	3,318	3,470
Navient Private Education Refi Loan Trust, Ser 2019-A, Cl A2A
3.420%, 01/15/2043 (C)	4,100	4,211
Navient Private Education Refi Loan Trust, Ser 2019-CA, Cl A2
3.130%, 02/15/2068 (C)	2,096	2,151
Navient Private Education Refi Loan Trust, Ser 2019-D, Cl A2A
3.010%, 12/15/2059 (C)	3,368	3,417
Navient Private Education Refi Loan Trust, Ser 2019-FA, Cl A2
2.600%, 08/15/2068 (C)	7,017	7,173
Navient Private Education Refi Loan Trust, Ser 2019-GA, Cl A
2.400%, 10/15/2068 (C)	3,489	3,536
Navient Private Education Refi Loan Trust, Ser 2020-A, Cl A2A
2.460%, 11/15/2068 (C)	1,884	1,874
Navient Private Education Refi Loan Trust, Ser 2020-A, Cl A2B
1.084%, VAR ICE LIBOR USD 1 Month+0.900%, 11/15/2068 (C)	1,634	1,531
Navient Private Education Refi Loan Trust, Ser 2020-BA, Cl A1
1.800%, 01/15/2069 (C)	748	750
Navient Private Education Refi Loan Trust, Ser 2020-BA, Cl A2
2.120%, 01/15/2069 (C)	1,473	1,456
Navient Private Education Refi Loan Trust, Ser 2020-CA, Cl A2A
2.150%, 11/15/2068 (C)	1,473	1,475
Navient Student Loan Trust, Ser 2014-1, Cl A3
0.678%, VAR ICE LIBOR USD 1 Month+0.510%, 06/25/2031	5,138	4,917
Navient Student Loan Trust, Ser 2014-2, Cl A
0.808%, VAR ICE LIBOR USD 1 Month+0.640%, 03/25/2083	4,001	3,800
Navient Student Loan Trust, Ser 2014-3, Cl A
0.788%, VAR ICE LIBOR USD 1 Month+0.620%, 03/25/2083	4,236	4,004
Navient Student Loan Trust, Ser 2014-4, Cl A
0.788%, VAR ICE LIBOR USD 1 Month+0.620%, 03/25/2083	2,904	2,736
Navient Student Loan Trust, Ser 2015-1, Cl A2
0.768%, VAR ICE LIBOR USD 1 Month+0.600%, 04/25/2040	1,182	1,123

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)

Navient Student Loan Trust, Ser 2016-1A, Cl A
0.868%, VAR ICE LIBOR USD 1 Month+0.700%, 02/25/2070 (C)	$506	$474
Navient Student Loan Trust, Ser 2016-3A, Cl A2
1.018%, VAR ICE LIBOR USD 1 Month+0.850%, 06/25/2065 (C)	213	213
Navient Student Loan Trust, Ser 2017-3A, Cl A3
1.218%, VAR ICE LIBOR USD 1 Month+1.050%, 07/26/2066 (C)	4,000	3,848
Navient Student Loan Trust, Ser 2018-EA, Cl A2
4.000%, 12/15/2059 (C)	2,181	2,240
Navient Student Loan Trust, Ser 2019-BA, Cl A2A
3.390%, 12/15/2059 (C)	2,612	2,688
Nelnet Student Loan Trust, Ser 2004-3, Cl A5
1.171%, VAR ICE LIBOR USD 3 Month+0.180%, 10/27/2036	1,110	1,082
Nelnet Student Loan Trust, Ser 2004-4, Cl A5
1.151%, VAR ICE LIBOR USD 3 Month+0.160%, 01/25/2037	2,200	2,107
Nelnet Student Loan Trust, Ser 2005-1, Cl A5
1.101%, VAR ICE LIBOR USD 3 Month+0.110%, 10/25/2033	7,216	6,740
Nelnet Student Loan Trust, Ser 2005-2, Cl A5
1.295%, VAR ICE LIBOR USD 3 Month+0.100%, 03/23/2037	6,428	6,070
Nelnet Student Loan Trust, Ser 2005-3, Cl A5
1.315%, VAR ICE LIBOR USD 3 Month+0.120%, 12/24/2035	5,553	5,299
Nelnet Student Loan Trust, Ser 2005-4, Cl A4
1.375%, VAR ICE LIBOR USD 3 Month+0.180%, 03/22/2032	837	773
Nelnet Student Loan Trust, Ser 2007-1, Cl A4
0.470%, VAR ICE LIBOR USD 3 Month+0.110%, 08/27/2036	3,390	3,157
Nelnet Student Loan Trust, Ser 2012-2A, Cl A
0.968%, VAR ICE LIBOR USD 1 Month+0.800%, 12/26/2033 (C)	799	784
Nelnet Student Loan Trust, Ser 2013-1A, Cl A
0.768%, VAR ICE LIBOR USD 1 Month+0.600%, 06/25/2041 (C)	1,183	1,097
Nelnet Student Loan Trust, Ser 2014-1A, Cl A
0.738%, VAR ICE LIBOR USD 1 Month+0.570%, 09/25/2041 (C)	697	665
Nelnet Student Loan Trust, Ser 2014-4A, Cl A2
1.118%, VAR ICE LIBOR USD 1 Month+0.950%, 11/25/2048 (C)	3,735	3,352

186	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)

Northstar, Education Finance Authority, Ser 2007-1, Cl A2
1.637%, VAR ICE LIBOR USD 3 Month+0.750%, 01/29/2046	$41	$41
Ocean Trails CLO IV, Ser 2013-4A, Cl AR
1.334%, VAR ICE LIBOR USD 3 Month+0.900%, 08/13/2025 (C)	205	205
Octagon Investment Partners 45, Ser 2019- 1A, Cl A
2.549%, VAR ICE LIBOR USD 3 Month+1.330%, 10/15/2032 (C)	1,500	1,469
Orange Lake Timeshare Trust, Ser 2019-A, Cl A
3.060%, 04/09/2038 (C)	1,883	1,812
Owl Rock CLO III, Ser 2020-3A, Cl A1L
2.969%, VAR ICE LIBOR USD 3 Month+1.800%, 04/20/2032 (C)	1,620	1,511
RASC Trust, Ser 2006-KS2, Cl M2
0.558%, VAR ICE LIBOR USD 1 Month+0.390%, 03/25/2036	3,625	3,417
Recette CLO, Ser 2017-1A, Cl AR
2.055%, VAR ICE LIBOR USD 3 Month+0.920%, 10/20/2027 (C)	510	501
RR 3, Ser 2018-3A, Cl A1R2
2.309%, VAR ICE LIBOR USD 3 Month+1.090%, 01/15/2030 (C)	1,100	1,073
SBA Small Business Investment, Ser 2018- 10B, Cl 1
3.548%, 09/10/2028	2,363	2,530
SBA Small Business Investment, Ser 2019- 10A, Cl 1
3.113%, 03/10/2029	1,111	1,186
Seven Sticks CLO, Ser 2018-1A, Cl A1R
2.269%, VAR ICE LIBOR USD 3 Month+1.050%, 07/15/2028 (C)	746	734
Sierra Timeshare Receivables Funding LLC, Ser 2019-3A, Cl A
2.340%, 08/20/2036 (C)	1,187	1,146
SLC Student Loan Trust, Ser 2008-1, Cl A4A
2.341%, VAR ICE LIBOR USD 3 Month+1.600%, 12/15/2032	1,172	1,153
SLM Student Loan EDC Repackaging Trust, Ser 2013-M1, Cl M1
3.500%, 10/28/2029 (C)	211	211
SLM Student Loan Trust, Ser 2003-1, Cl A5C
1.491%, VAR ICE LIBOR USD 3 Month+0.750%, 12/15/2032 (C)	1,116	1,017
SLM Student Loan Trust, Ser 2003-4, Cl A5D
1.491%, VAR ICE LIBOR USD 3 Month+0.750%, 03/15/2033 (C)	1,020	942
SLM Student Loan Trust, Ser 2003-7A, Cl A5A
1.941%, VAR ICE LIBOR USD 3 Month+1.200%, 12/15/2033 (C)	3,701	3,481

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)

SLM Student Loan Trust, Ser 2006-2, Cl A6
1.161%, VAR ICE LIBOR USD 3 Month+0.170%, 01/25/2041	$3,531	$3,300
SLM Student Loan Trust, Ser 2006-8, Cl A6
1.151%, VAR ICE LIBOR USD 3 Month+0.160%, 01/25/2041	4,250	3,877
SLM Student Loan Trust, Ser 2007-2, Cl A4
1.051%, VAR ICE LIBOR USD 3 Month+0.060%, 07/25/2022	2,332	2,180
SLM Student Loan Trust, Ser 2008-2, Cl B
2.191%, VAR ICE LIBOR USD 3 Month+1.200%, 01/25/2083	1,155	932
SLM Student Loan Trust, Ser 2008-3, Cl B
2.191%, VAR ICE LIBOR USD 3 Month+1.200%, 04/26/2083	1,155	921
SLM Student Loan Trust, Ser 2008-4, Cl B
2.841%, VAR ICE LIBOR USD 3 Month+1.850%, 04/25/2073	1,155	973
SLM Student Loan Trust, Ser 2008-5, Cl B
2.841%, VAR ICE LIBOR USD 3 Month+1.850%, 07/25/2073	1,155	1,032
SLM Student Loan Trust, Ser 2008-6, Cl A4
2.091%, VAR ICE LIBOR USD 3 Month+1.100%, 07/25/2023	5,032	4,738
SLM Student Loan Trust, Ser 2008-6, Cl B
2.841%, VAR ICE LIBOR USD 3 Month+1.850%, 07/26/2083	1,155	942
SLM Student Loan Trust, Ser 2008-7, Cl B
2.841%, VAR ICE LIBOR USD 3 Month+1.850%, 07/26/2083	1,155	1,066
SLM Student Loan Trust, Ser 2008-8, Cl B
3.241%, VAR ICE LIBOR USD 3 Month+2.250%, 10/25/2075	1,155	1,072
SLM Student Loan Trust, Ser 2008-9, Cl A
2.491%, VAR ICE LIBOR USD 3 Month+1.500%, 04/25/2023	3,573	3,492
SLM Student Loan Trust, Ser 2008-9, Cl B
3.241%, VAR ICE LIBOR USD 3 Month+2.250%, 10/25/2083	1,155	1,091
SLM Student Loan Trust, Ser 2010-1, Cl A
0.568%, VAR ICE LIBOR USD 1 Month+0.400%, 03/25/2025	138	127
SLM Student Loan Trust, Ser 2011-2, Cl A2
1.368%, VAR ICE LIBOR USD 1 Month+1.200%, 10/25/2034	495	480
SLM Student Loan Trust, Ser 2012-1, Cl A3
1.118%, VAR ICE LIBOR USD 1 Month+0.950%, 09/25/2028	3,649	3,444
SLM Student Loan Trust, Ser 2012-2, Cl A
0.868%, VAR ICE LIBOR USD 1 Month+0.700%, 01/25/2029	3,158	2,908

SEI Institutional Investments Trust / Annual Report / May 31, 2020	187

SCHEDULE OF INVESTMENTS

May 31, 2020

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)

SLM Student Loan Trust, Ser 2012-6, Cl A3
0.918%, VAR ICE LIBOR USD 1 Month+0.750%, 05/26/2026	$672	$617
SLM Student Loan Trust, Ser 2014-3A, Cl A6A
1.541%, VAR ICE LIBOR USD 3 Month+0.550%, 10/25/2064 (C)	4,171	3,954
SMB Private Education Loan Trust, Ser 2015- A, Cl A2B
1.184%, VAR ICE LIBOR USD 1 Month+1.000%, 06/15/2027 (C)	783	777
SMB Private Education Loan Trust, Ser 2015- C, Cl A2B
1.584%, VAR ICE LIBOR USD 1 Month+1.400%, 07/15/2027 (C)	411	412
SMB Private Education Loan Trust, Ser 2016- A, Cl A2A
2.700%, 05/15/2031 (C)	2,129	2,139
SMB Private Education Loan Trust, Ser 2016- A, Cl A2B
1.684%, VAR ICE LIBOR USD 1 Month+1.500%, 05/15/2031 (C)	2,989	2,950
SMB Private Education Loan Trust, Ser 2016- B, Cl A2A
2.430%, 02/17/2032 (C)	1,041	1,055
SMB Private Education Loan Trust, Ser 2016- B, Cl A2B
1.634%, VAR ICE LIBOR USD 1 Month+1.450%, 02/17/2032 (C)	3,270	3,251
SMB Private Education Loan Trust, Ser 2016- C, Cl A2B
1.284%, VAR ICE LIBOR USD 1 Month+1.100%, 09/15/2034 (C)	1,135	1,118
SMB Private Education Loan Trust, Ser 2017- B, Cl A2A
2.820%, 10/15/2035 (C)	1,200	1,229
SMB Private Education Loan Trust, Ser 2018- C, Cl A2A
3.630%, 11/15/2035 (C)	1,362	1,416
SMB Private Education Loan Trust, Ser 2019- A, Cl A2A
3.440%, 07/15/2036 (C)	5,292	5,484
SoFi Consumer Loan Program LLC, Ser 2017- 4, Cl A
2.500%, 05/26/2026 (C)	279	279
SoFi Consumer Loan Program LLC, Ser 2017- 6, Cl A2
2.820%, 11/25/2026 (C)	211	212
SoFi Consumer Loan Program Trust, Ser 2018-1, Cl A2
3.140%, 02/25/2027 (C)	2,849	2,862
SoFi Consumer Loan Program Trust, Ser 2019-4, Cl A
2.450%, 08/25/2028 (C)	2,329	2,326

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)

SoFi Professional Loan Program LLC, Ser 2016-A, Cl A2
2.760%, 12/26/2036 (C)	$702	$703
SoFi Professional Loan Program LLC, Ser 2016-D, Cl A1
1.118%, VAR ICE LIBOR USD 1 Month+0.950%, 01/25/2039 (C)	109	109
SoFi Professional Loan Program LLC, Ser 2016-E, Cl A1
1.018%, VAR ICE LIBOR USD 1 Month+0.850%, 07/25/2039 (C)	207	205
SoFi Professional Loan Program LLC, Ser 2016-E, Cl A2B
2.490%, 01/25/2036 (C)	255	258
SoFi Professional Loan Program LLC, Ser 2017-A, Cl A1
0.868%, VAR ICE LIBOR USD 1 Month+0.700%, 03/26/2040 (C)	221	219
SoFi Professional Loan Program LLC, Ser 2017-D, Cl A2FX
2.650%, 09/25/2040 (C)	184	188
SoFi Professional Loan Program LLC, Ser 2017-E, Cl A1
0.668%, VAR ICE LIBOR USD 1 Month+0.500%, 11/26/2040 (C)	140	139
SoFi Professional Loan Program LLC, Ser 2017-E, Cl A2B
2.720%, 11/26/2040 (C)	1,216	1,231
SoFi Professional Loan Program LLC, Ser 2018-A, Cl A2B
2.950%, 02/25/2042 (C)	1,038	1,049
SoFi Professional Loan Program Trust, Ser 2018-B, Cl A2FX
3.340%, 08/25/2047 (C)	3,215	3,306
SoFi Professional Loan Program Trust, Ser 2020-A, Cl A2FX
2.540%, 05/15/2046 (C)	3,545	3,637
SoFi Professional Loan Program Trust, Ser 2020-C, Cl AFX
1.950%, 02/15/2046 (C)	4,509	4,536
South Carolina Student Loan, Ser 2015-A, Cl A
1.668%, VAR ICE LIBOR USD 1 Month+1.500%, 01/25/2036	2,035	2,018
Structured Asset Investment Loan Trust, Ser 2004-8, Cl A2
0.718%, VAR ICE LIBOR USD 1 Month+0.550%, 09/25/2034	3,291	2,946
Structured Asset Securities Mortgage Loan Trust, Ser 2006-BC5, Cl A4
0.338%, VAR ICE LIBOR USD 1 Month+0.170%, 12/25/2036	5,974	5,663

188	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)

TCI-Flatiron CLO, Ser 2019-1A, Cl AR
2.355%, VAR ICE LIBOR USD 3 Month+1.220%, 07/17/2028 (C)	$500	$493
TCI-Symphony CLO, Ser 2018-1A, Cl BR
2.961%, VAR ICE LIBOR USD 3 Month+1.650%, 10/13/2029 (C)	1,500	1,414
Towd Point Mortgage Trust, Ser 2015-5, Cl A1B
2.750%, 05/25/2055 (A)(C)	645	649
Towd Point Mortgage Trust, Ser 2018-2, Cl A1
3.250%, 03/25/2058 (A)(C)	1,350	1,394
Towd Point Mortgage Trust, Ser 2019-4, Cl A1
2.900%, 10/25/2059 (A)(C)	2,740	2,832
Towd Point Mortgage Trust, Ser 2019-MH1, Cl A1
3.000%, 11/25/2058 (A)(C)	1,379	1,411
Tralee CLO III, Ser 2017-3A, Cl AR
2.165%, VAR ICE LIBOR USD 3 Month+1.030%, 10/20/2027 (C)	1,096	1,085
Tralee CLO V, Ser 2018-5A, Cl B
2.835%, VAR ICE LIBOR USD 3 Month+1.700%, 10/20/2028 (C)	990	960
Tralee CLO VI, Ser 2019-6A, Cl AS
2.291%, VAR ICE LIBOR USD 3 Month+1.300%, 10/25/2032 (C)	1,760	1,756
U.S. Small Business Administration, Ser 2019-20D, Cl 1
2.980%, 04/01/2039	601	636
U.S. Small Business Administration, Ser 2019-25G, Cl 1
2.690%, 07/01/2044	601	639
Venture XXX CLO, Ser 2017-30A, Cl B
2.819%, VAR ICE LIBOR USD 3 Month+1.600%, 01/15/2031 (C)	2,000	1,905
Venture XXXII CLO, Ser 2018-32A, Cl A2A
2.205%, VAR ICE LIBOR USD 3 Month+1.070%, 07/18/2031 (C)	900	870
Verizon Owner Trust, Ser 2019-C, Cl A1A
1.940%, 04/22/2024	4,475	4,584
Verizon Owner Trust, Ser 2020-A, Cl A1A
1.850%, 07/22/2024	3,894	3,996
Voya CLO, Ser 2017-2A, Cl A2A
2.929%, VAR ICE LIBOR USD 3 Month+1.710%, 06/07/2030 (C)	1,000	975
Voya CLO, Ser 2018-3A, Cl A1A
2.369%, VAR ICE LIBOR USD 3 Month+1.150%, 10/15/2031 (C)	1,000	971
Wells Fargo Home Equity Asset-Backed Securities Trust, Ser 2006-2, Cl M2
0.458%, VAR ICE LIBOR USD 1 Month+0.290%, 07/25/2036	10,500	9,511

Description	Face Amount (Thousands)		Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)

Whitehorse XII, Ser 2018-12A, Cl A
2.469%, VAR ICE LIBOR USD 3 Month+1.250%, 10/15/2031 (C)		$680	$642
Zais CLO 13, Ser 2019-13A, Cl A1A
2.709%, VAR ICE LIBOR USD 3 Month+1.490%, 07/15/2032 (C)		3,440	3,317
Zais CLO 2, Ser 2017-2A, Cl A1BR
2.920%, 07/25/2026 (C)		417	416
Zais CLO 5, Ser 2016-2A, Cl A1
2.749%, VAR ICE LIBOR USD 3 Month+1.530%, 10/15/2028 (C)		992	977

			390,313

Total Asset-Backed Securities (Cost $538,502) ($ Thousands)			532,347

SOVEREIGN DEBT — 2.0%

Abu Dhabi Government International Bond
3.875%, 04/16/2050 (C)		4,219	4,804
2.500%, 10/11/2022 (C)		4,020	4,121
2.500%, 04/16/2025 (C)		3,681	3,822
Asian Development Bank MTN
0.625%, 04/07/2022		5,748	5,781
China Government Bond
3.310%, 11/30/2025	CNY	5,000	734
Colombia Government International Bond
5.625%, 02/26/2044		$2,570	3,106
5.200%, 05/15/2049		3,300	3,883
5.000%, 06/15/2045		1,840	2,087
4.500%, 03/15/2029		910	1,002
Export-Import Bank of India
3.375%, 08/05/2026 (C)		1,410	1,450
Indonesia Government International Bond
5.875%, 01/15/2024 (C)		1,264	1,422
5.250%, 01/08/2047 (C)		1,210	1,491
5.125%, 01/15/2045 (C)		2,040	2,464
4.875%, 05/05/2021		500	514
4.750%, 07/18/2047 (C)		400	462
4.450%, 04/15/2070		1,125	1,248
3.850%, 07/18/2027 (C)		1,610	1,730
3.750%, 04/25/2022		500	516
Inter-American Development Bank MTN
0.875%, 04/03/2025		2,542	2,585
Israel Government AID Bond
5.500%, 09/18/2033		1,000	1,478
4.120%, 11/01/2024 (B)		1,000	963
3.487%, 02/15/2025 (B)		1,000	959
3.425%, 08/15/2025 (B)		1,000	955
Israel Government International Bond
4.500%, 04/03/2120		677	823
3.875%, 07/03/2050		1,855	2,120
2.750%, 07/03/2030		3,620	3,923

SEI Institutional Investments Trust / Annual Report / May 31, 2020	189

SCHEDULE OF INVESTMENTS

May 31, 2020

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

SOVEREIGN DEBT (continued)

Japan Bank for International Cooperation
1.750%, 10/17/2024	$1,894	$1,972
Kazakhstan Government International Bond
4.875%, 10/14/2044 (C)	2,480	3,098
Kuwait International Government Bond
3.500%, 03/20/2027 (C)	1,810	1,995
Mexico Government International Bond
6.050%, 01/11/2040	4,408	5,345
5.000%, 04/27/2051	889	955
4.750%, 04/27/2032	1,480	1,602
4.750%, 03/08/2044	4,996	5,216
4.600%, 02/10/2048	608	627
4.500%, 04/22/2029	3,626	3,920
4.000%, 10/02/2023	810	858
3.900%, 04/27/2025	1,640	1,728
3.600%, 01/30/2025	3,190	3,337
3.250%, 04/16/2030	2,317	2,282
Panama Government International Bond
6.700%, 01/26/2036	1,830	2,546
4.500%, 05/15/2047	2,430	2,876
4.500%, 04/01/2056	830	979
4.300%, 04/29/2053	950	1,095
3.160%, 01/23/2030	110	115
Paraguay Government International Bond
5.400%, 03/30/2050 (C)	1,878	2,072
4.950%, 04/28/2031 (C)	1,129	1,214
Peruvian Government International Bond
6.550%, 03/14/2037	2,280	3,446
5.625%, 11/18/2050	2,400	3,731
2.783%, 01/23/2031	450	474
2.392%, 01/23/2026	774	800
Poland Government International Bond
4.000%, 01/22/2024	7,630	8,398
Qatar Government International Bond
4.817%, 03/14/2049 (C)	2,970	3,733
4.400%, 04/16/2050 (C)	2,635	3,132
4.000%, 03/14/2029 (C)	1,380	1,556
3.875%, 04/23/2023	2,870	3,057
3.750%, 04/16/2030 (C)	1,840	2,047
3.400%, 04/16/2025 (C)	2,588	2,763
Russian Foreign Bond - Eurobond
5.625%, 04/04/2042	7,000	9,568
Saudi Government International Bond MTN
2.875%, 03/04/2023 (C)	530	544
State of Israel
3.375%, 01/15/2050	548	579
Svensk Exportkredit MTN
0.750%, 04/06/2023	3,407	3,430
Uruguay Government International Bond
5.100%, 06/18/2050	2,630	3,222

Description	Face Amount (Thousands)	Market Value ($ Thousands)

SOVEREIGN DEBT (continued)
4.375%, 01/23/2031	$3,280	$3,739

Total Sovereign Debt (Cost $137,348) ($ Thousands)		152,494

MUNICIPAL BONDS — 0.5%

California — 0.1%
California State, Build America Project, GO
7.600%, 11/01/2040	275	489
California State, Build America Project, GO
Callable 06/29/2020 @ 100 7.950%, 03/01/2036	–	–
Los Angeles, Community College District, Build America Project, GO
6.750%, 08/01/2049	1,665	2,828
Regents of the University of California, Ser N, RB
3.256%, 05/15/2060	5,165	5,139

		8,456

Georgia — 0.1%
Georgia State, Municipal Electric Authority, Build America Project, RB
7.055%, 04/01/2057	161	220
6.637%, 04/01/2057	2,353	3,213

		3,433

Massachusetts — 0.1%
Commonwealth of Massachusetts, Ser C, GO
Callable 03/01/2030 @ 100 3.000%, 03/01/2049	3,250	3,461

Missouri — 0.0%
Missouri State, Health and Education Facilities, RB
Callable 02/15/2057 @ 100 3.652%, 08/15/2057	885	1,037
Missouri State, Health and Education Facilities, RB
Callable 11/15/2049 @ 100 3.229%, 05/15/2050	650	722

		1,759

Nevada — 0.0%
Clark County, Airport System Revenue, Build America Project, Ser C, RB
6.820%, 07/01/2045	1,170	1,659

190	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)

New York — 0.1%
Metropolitan New York, Transportation Authority, Ser C2, RB
5.175%, 11/15/2049	$1,685	$1,836
New York & New Jersey, Port Authority, RB
4.458%, 10/01/2062	1,600	2,019
New York City, Build America Project, Ser F-1, GO
Callable 12/01/2020 @ 100 6.646%, 12/01/2031	2,000	2,023
New York State, Dormitory Authority, Ser A, RB
Callable 07/01/2030 @ 100 4.000%, 07/01/2050	1,945	2,105
New York State, Environmental Facilities, RB
Callable 06/15/2029 @ 100 4.000%, 06/15/2037	1,420	1,691

		9,674

Ohio — 0.0%
Ohio State University, Build America Project, Ser A, RB
4.800%, 06/01/2111	689	992

Oregon — 0.0%
Oregon State, GO
5.762%, 06/01/2023	1,690	1,817

Texas — 0.1%
North Texas, Tollway Authority, Build America Project, RB
6.718%, 01/01/2049	1,154	1,923
University of Texas System, Ser B, RB
Callable 02/15/2049 @ 100 2.439%, 08/15/2049	585	586

		2,509

Virginia — 0.0%
Virginia State, Housing Development Authority, Ser C, RB
6.000%, 06/25/2034	114	125

Total Municipal Bonds (Cost $29,778) ($ Thousands)		33,885

U.S. GOVERNMENT AGENCY OBLIGATIONS — 0.4%
FHLB
0.180%, VAR United States Secured Overnight Financing Rate+0.120%, 10/07/2020	4,140	4,140

Description	Face Amount (Thousands)	Market Value ($ Thousands)

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
FHLMC
2.375%, 01/13/2022	$565	$585
FNMA
2.625%, 09/06/2024	510	558
2.000%, 01/05/2022	70	72
0.625%, 04/22/2025	7,405	7,441
FNMA DN
0.160%, 01/15/2021 (B)	10,000	9,989
Resolution Funding Interest STRIP
1.313%, 01/15/2030 (B)	1,805	1,588
Resolution Funding Principal STRIP
1.322%, 04/15/2030 (B)	550	482
1.313%, 01/15/2030 (B)	740	651
Tennessee Valley Authority
0.750%, 05/15/2025	1,895	1,914
Tennessee Valley Authority Principal STRIP, PO
0.000%, 11/01/2025 (B)	1,000	949

Total U.S. Government Agency Obligations (Cost $28,013) ($ Thousands)		28,369

	Shares

CASH EQUIVALENT — 4.8%
SEI Daily Income Trust, Government Fund, Cl F
0.090%**†	360,499,950	360,500

Total Cash Equivalent (Cost $360,500) ($ Thousands)		360,500

Total Investments in Securities — 105.6% (Cost $7,622,849) ($ Thousands)		$7,894,696

	Contracts

PURCHASED OPTIONS* — 0.0%

Total Purchased Options(H) (Cost $476) ($ Thousands)	1,568	$467

PURCHASED SWAPTIONS* — 0.0%

Total Purchased Swaptions(I) (Cost $382) ($ Thousands)	16,220,000	$2

WRITTEN SWAPTIONS* — 0.0%

Total Written Swaptions(I) (Premiums Received $1,013) ($ Thousands)	(182,960,000)	$–

SEI Institutional Investments Trust / Annual Report / May 31, 2020	191

SCHEDULE OF INVESTMENTS

May 31, 2020

Core Fixed Income Fund (Continued)

Description	Contracts	Market Value ($ Thousands)

WRITTEN OPTIONS* — 0.0%

Total Written Options(H) (Premiums Received $1,147) ($ Thousands)	(2,126)	$(798)

A list of the exchange traded option contracts held by the Fund at May 31, 2020 is as follows:

Description	Number of Contracts	Notional Amount (Thousands)	Exercise Price	Expiration Date	Value (Thousands)

PURCHASED OPTIONS — 0.0%

Put Options
June 2020, U.S. 10 Year Future Option*	657	$51,328	$137.75	6/15/2020	$52
July 2020, U.S. Bond Future Option*	127	22,654	175.50	6/29/2020	101

		73,982			153

Call Options
June 2020, U.S. 10 Year Future Option*	657	400,359	139.75	6/15/2020	133
July 2020, U.S. Bond Future Option*	127	22,654	179.50	6/29/2020	181

		423,013			314

Total Purchased Options		$496,995			$467

WRITTEN OPTIONS — 0.0%

Put Options
June 2020, U.S. 10 Year Future Option*	(219)	$(65,016)	138.75	06/15/20	$(65)
July 2020, U.S. 5 Year Future Option*	(95)	(11,934)	125.25	06/29/20	(12)
July 2020, U.S. Bond Future Option*	(364)	(64,929)	165.00	06/29/20	(29)
July 2020, U.S. Bond Future Option*	(359)	(64,037)	171.00	06/29/20	(73)
August 2020, U.S. Bond Future Option*	(85)	(15,162)	175.00	07/27/20	(106)

		(221,078)			(285)

Call Options
July 2020, U.S. 10 Year Future Option*	(341)	(47,420)	143.50	06/29/20	(16)
June 2020, U.S. 10 Year Future Option*	(219)	(133,453)	138.75	06/15/20	(133)
August 2020, U.S. Bond Future Option*	(85)	(15,162)	180.00	07/27/20	(162)
July 2020, U.S. Bond Future Option*	(359)	(64,037)	183.00	06/29/20	(202)

		(260,072)			(513)

Total Written Options		$(481,150)			$(798)

A list of the open OTC swaption contracts held by the Fund at May 31, 2020, is as follows:

Description	Counterparty	Number of Contracts/ Notional Amount	Exercise Price	Expiration Date	Value (Thousands)

PURCHASED SWAPTIONS — 0.0%

Put Swaptions
Swaption 30 Year*	Morgan Stanley	6,250,000	$1.91	08/19/2020	$–
Swaption 5 Year*	Morgan Stanley	1,380,000	$1.88	07/30/2020	1
Swaption 5 Year*	Morgan Stanley	4,150,000	$1.88	07/30/2020	1
Swaption 5 Year*	Morgan Stanley	4,440,000	$1.92	07/31/2020	–

Total Purchased Swaptions					$2

192	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Description	Counterparty	Number of Contracts/ Notional Amount	Exercise Price	Expiration Date	Value (Thousands)

WRITTEN SWAPTIONS — 0.0%

Put Swaptions
Swaption 2 Year*	Morgan Stanley	(33,760,000)	$0.62	06/05/2020	$–
Swaption 30 Year*	Morgan Stanley	(31,270,000)	$1.60	08/19/2020	–
Swaption 5 Year*	Morgan Stanley	(22,210,000)	$1.60	08/04/2020	–
Swaption 5 Year*	Morgan Stanley	(33,760,000)	$0.73	06/05/2020	–
Swaption 5 Year*	Morgan Stanley	(7,600,000)	$1.55	07/30/2020	–
Swaption 5 Year*	Morgan Stanley	(22,800,000)	$1.55	07/30/2020	–
Swaption CDX.NA.IG.34*	BNP Paribas	(31,560,000)	$140.00	06/18/2025	–

Total Written Swaptions					$–

A list of the open futures contracts held by the Fund at May 31, 2020 is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
90-Day Euro$	(1,112)	Dec-2021	$(275,639)	$(277,374)	$(1,735)
90-Day Euro$	1,773	Jun-2020	440,177	441,909	1,732
90-Day Euro$	(553)	Mar-2021	(137,768)	(137,946)	(178)
Euro-Bund	(170)	Sep-2020	(32,743)	(33,215)	(23)
Euro-Bund	(193)	Jun-2020	(37,668)	(37,024)	597
U.S. 2-Year Treasury Note	(269)	Oct-2020	(59,402)	(59,407)	(5)
U.S. 5-Year Treasury Note	1,015	Oct-2020	127,312	127,509	197
U.S. 5-Year Treasury Note	(1,386)	Oct-2020	(173,771)	(174,116)	(345)
U.S. 10-Year Treasury Note	3,235	Sep-2020	448,846	449,867	1,021
U.S. Long Treasury Bond	892	Sep-2020	159,384	159,110	(274)
U.S. Long Treasury Bond	(415)	Sep-2020	(73,778)	(74,025)	(247)
U.S. Ultra Long Treasury Bond	79	Sep-2020	17,088	17,224	136
U.S. Ultra Long Treasury Bond	410	Sep-2020	89,463	89,393	(70)
Ultra 10-Year U.S. Treasury Note	(626)	Sep-2020	(98,279)	(98,487)	(208)

			$393,222	$393,418	$598

A list of the open forward foreign currency contracts held by the Fund at May 31, 2020 is as follows:

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
BNP Paribas	07/16/20	EUR	5,657	USD	6,177	$(120)
BNP Paribas	07/16/20	CNH	9,709	USD	1,367	16
Citigroup	07/16/20	EUR	1,329	USD	1,457	(22)
Citigroup	07/16/20	GBP	1,568	USD	1,947	8
Citigroup	07/16/20	USD	3,208	AUD	5,148	208
Citigroup	07/16/20	USD	10,605	BRL	55,697	(368)
Goldman Sachs	07/16/20	USD	3,289	BRL	17,430	(86)
Morgan Stanley	07/16/20	USD	13,904	CAD	19,600	280

						$(84)

SEI Institutional Investments Trust / Annual Report / May 31, 2020	193

SCHEDULE OF INVESTMENTS

May 31, 2020

Core Fixed Income Fund (Concluded)

A list of the open centrally cleared swap agreements held by the Fund at May 31, 2020 is as follows:

Credit Default Swap
Reference Entity/ Obligation	Buy/Sell Protection	(Pays)/Receives Rate	Payment Frequency	Termination Date	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
CDX.NA.IG.3406	Sell	1.00%	Quarterly	06/20/2025	(256,820)	$2,697	$(600)	$3,297

Interest Rate Swaps
Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
3-MONTH USD - LIBOR	0.06% FIXED	Semi-Annually	03/23/2022	USD	72,353	$410	$10	$400
3-MONTH USD - LIBOR	0.38%	Semi-Annually	08/31/2024	USD	48,574	147	17	130
LIBOR-BBA	0.07% FIXED	Semi-Annually	03/23/2025	USD	42,150	692	(33)	725
1.55%	3-MONTH USD -LIBOR	Quarterly	06/30/2026	USD	134,183	(9,026)	421	(9,447)
1.52%	3-MONTH USD -LIBOR	Quarterly	07/31/2026	USD	58,613	(3,890)	196	(4,086)
1.65%	3-MONTH USD -LIBOR	Quarterly	11/15/2026	USD	6,000	(464)	(22)	(442)
1.6%	3-MONTH USD -LIBOR	Quarterly	11/15/2026	USD	17,354	(1,286)	9	(1,295)
0.3%	ICAP US Federal Funds Rate	Annually	02/15/2027	USD	54,055	(307)	162	(469)
.75%	3-MONTH USD -LIBOR	Quarterly	02/15/2027	USD	46,577	(875)	8	(883)
.77%	3-MONTH USD -LIBOR	Semi-Annually	03/24/2027	USD	54,710	1,070	397	673
1.85%	3-MONTH USD -LIBOR	Quarterly	11/15/2044	USD	26,045	(5,538)	51	(5,589)
1.656%	3-MONTH USD -LIBOR	Quarterly	08/23/2049	USD	17,230	(3,341)	(63)	(3,278)
0.9%	3-MONTH USD -LIBOR	Quarterly	03/17/2050	USD	6,235	60	7	53
0.79177%	3-MONTH USD -LIBOR	Quarterly	03/18/2050	USD	3,155	124	–	124
3-MONTH USD - LIBOR	0.81801%	Quarterly	03/19/2050	USD	3,185	102	–	102

						$(22,122)	$1,160	$(23,282)

Percentages are based on Net Assets of $7,475,630 ($ Thousands).

*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of May 31, 2020.
†	Investment in Affiliated Security (see Note 6).
(A)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.
(B)	Zero coupon security. The rate shown on the Schedule of Investments is the security’s effective yield at the time of purchase.
(C)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On May 31, 2020, the value of these securities amounted to $1,044,592 ($ Thousands), representing 14.0% of the Net Assets of the Fund.

(D)	Perpetual security with no stated maturity date.
(E)	Security is in default on interest payment.
(F)	Security, or portion thereof, has been pledged as collateral on open futures contracts.
(G)	Security, or portion thereof, has been pledged as collateral on open swap contracts.
(H)	Refer to table below for details on Options Contracts.
(I)	Refer to table below for details on Swaption Contracts.

ACES — Alternative Credit Enhancement Securities

AID — Agency for International Development

ARM — Adjustable Rate Mortgage

AUD — Australian Dollar

BRL — Brazilian Real

CAD — Canadian Dollar

Cl — Class

CLO — Collateralized Loan Obligation

CMO — Collateralized Mortgage Obligation

CNH — Chinese Yuan Offshore

DAC — Designated Activity Company

DN — Discount Note

EUR — Euro

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

FREMF— Freddie Mac Multi-Family

GBP — British Pound Sterling

GNMA — Government National Mortgage Association

GO — General Obligation

ICE— Intercontinental Exchange

IO — Interest

Only — face amount represents notional amount.

JSC — Joint-Stock Company

LIBOR— London Interbank Offered Rate

LLC — Limited Liability Company

MTN — Medium Term Note

NCUA — National Credit Union Association

PLC — Public Limited Company

PO — Principal Only

RB — Revenue Bond

REMIC — Real Estate Mortgage Investment Conduit

Ser — Series

STRIPS — Separately Traded Registered Interest and Principal Securities

TBA — To Be Announced

USD — United States Dollar

VAR — Variable Rate

194	SEI Institutional Investments Trust / Annual Report / May 31, 2020

The following is a list of the level of inputs used as of May 31, 2020, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)

Mortgage-Backed Securities	–	2,920,112	–	2,920,112
Corporate Obligations	–	2,626,816	–	2,626,816
U.S. Treasury Obligations	–	1,240,173	–	1,240,173
Asset-Backed Securities	–	532,347	–	532,347
Sovereign Debt	–	152,494	–	152,494
Municipal Bonds	–	33,885	–	33,885
U.S. Government Agency Obligations	–	28,369	–	28,369
Cash Equivalent	360,500	–	–	360,500

Total Investments in Securities	360,500	7,534,196	–	7,894,696

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)

Purchased Options	467	–	–	467
Purchased Swaptions	–	2	–	2
Written Swaptions	–	–	–	–
Written Options	(798)	–	–	(798)
Futures Contracts*
Unrealized Appreciation	3,683	–	–	3,683
Unrealized Depreciation	(3,085)	–	–	(3,085)
Forwards Contracts*
Unrealized Appreciation	–	512	–	512
Unrealized Depreciation	–	(596)	–	(596)
Centrally Cleared Swaps
Credit Default Swaps*
Unrealized Appreciation	–	3,297	–	3,297
Interest Rate Swaps*
Unrealized Appreciation	–	2,207	–	2,207
Unrealized Depreciation	–	(25,489)	–	(25,489)

Total Other Financial Instruments	267	(20,067)	–	(19,800)

* Futures contracts, forward contracts and swaps are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended May 31, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2020 ($ Thousands):

Security Description	Value 5/31/2019	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 5/31/2020	Shares	Income	Capital Gains
SEI Daily Income Trust, Government Fund, Cl F	$ 143,681	$ 6,178,319	$ (5,961,500)	$ —	$ —	$ 360,500	360,499,950	$ 3,146	$ —

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2020	195

SCHEDULE OF INVESTMENTS

May 31, 2020

High Yield Bond Fund

Sector Weightings (Unaudited)†:

†Percentages are based on total investments.

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS — 79.2%

Communication Services — 16.0%
Altice Financing
7.500%, 05/15/2026 (A)	$6,651	$7,002
5.000%, 01/15/2028 (A)	4,350	4,387
Altice France
8.125%, 02/01/2027 (A)	1,647	1,812
Altice France Holding
10.500%, 05/15/2027 (A)	1,135	1,257
6.000%, 02/15/2028 (A)	4,998	4,860
AMC Entertainment Holdings
10.500%, 04/15/2025 (A)	2,885	2,539
6.125%, 05/15/2027	680	170
5.750%, 06/15/2025	600	156
AMC Networks
4.750%, 08/01/2025	4,903	4,940
CCO Holdings LLC
5.875%, 04/01/2024 (A)	3,211	3,311
5.750%, 02/15/2026 (A)	4,495	4,687
5.500%, 05/01/2026 (A)	5,140	5,436
5.125%, 05/01/2027 (A)	2,170	2,278
5.000%, 02/01/2028 (A)	5,165	5,410
4.750%, 03/01/2030 (A)	600	627
4.500%, 08/15/2030 (A)	740	768
CenturyLink
7.500%, 04/01/2024	1,480	1,628
6.875%, 01/15/2028	638	667
5.625%, 04/01/2025	325	335
5.125%, 12/15/2026 (A)	4,261	4,304
4.000%, 02/15/2027 (A)	843	841

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Cincinnati Bell
8.000%, 10/15/2025 (A)	$4,955	$5,116
7.000%, 07/15/2024 (A)	455	469
Cinemark USA
8.750%, 05/01/2025 (A)	191	199
5.125%, 12/15/2022	874	778
Clear Channel Worldwide Holdings
9.250%, 02/15/2024	8,963	8,227
5.125%, 08/15/2027 (A)	2,729	2,729
Cogent Communications Finance
5.625%, 04/15/2021 (A)	1,170	1,170
Consolidated Communications
6.500%, 10/01/2022	2,726	2,614
CSC Holdings LLC
10.875%, 10/15/2025 (A)	2,373	2,569
7.500%, 04/01/2028 (A)	3,735	4,146
6.750%, 11/15/2021	1,590	1,675
6.625%, 10/15/2025 (A)	400	418
6.500%, 02/01/2029 (A)	3,501	3,865
5.750%, 01/15/2030 (A)	3,039	3,191
5.500%, 05/15/2026 (A)	2,400	2,507
5.375%, 07/15/2023 (A)	905	918
Cumulus Media New Holdings
6.750%, 07/01/2026 (A)	5,330	4,439
Diamond Sports Group LLC
6.625%, 08/15/2027 (A)	5,245	3,163
5.375%, 08/15/2026 (A)	8,319	6,614
Digicel Group
6.750%, 03/01/2023 (A)	1,730	796
Digicel Group One
8.250%, 12/30/2022 (A)(B)	595	384
Digicel International Finance
13.000% cash/13.000% PIK, 12/31/2025 (A)	610	540
8.750%, 05/25/2024 (A)	2,567	2,464
8.000%, 12/31/2026 (A)	480	247
DISH DBS
7.750%, 07/01/2026	2,360	2,448
5.875%, 11/15/2024	5,429	5,360
5.000%, 03/15/2023	4,565	4,547
DKT Finance ApS
9.375%, 06/17/2023 (A)	2,964	2,979
Embarq
7.995%, 06/01/2036	282	301
Entercom Media
7.250%, 11/01/2024 (A)	1,445	1,163
6.500%, 05/01/2027 (A)	375	330
EW Scripps
5.125%, 05/15/2025 (A)	3,191	2,968
Frontier Communications
11.000%, 09/15/2025 (B)	1,520	532
10.500%, 09/15/2022 (B)	1,655	575

196	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
8.500%, 04/15/2020 (B)	$216	$69
8.500%, 04/01/2026 (A)(B)	3,615	3,470
8.000%, 04/01/2027 (A)(B)	2,549	2,622
7.125%, 01/15/2023 (B)	1,595	488
6.875%, 01/15/2025 (B)	4,255	1,298
GCI LLC
6.875%, 04/15/2025	260	270
6.625%, 06/15/2024 (A)	290	304
Getty Images
9.750%, 03/01/2027 (A)	2,935	2,621
Gogo Intermediate Holdings LLC
9.875%, 05/01/2024 (A)	1,059	982
Gray Television
7.000%, 05/15/2027 (A)	5,108	5,395
iHeartCommunications
8.375%, 05/01/2027 (J)	4,540	4,245
6.375%, 05/01/2026 (J)	154	162
5.250%, 08/15/2027 (A)(J)	2,652	2,598
4.750%, 01/15/2028 (A)(J)	1,347	1,292
Intelsat Connect Finance
9.500%, 02/15/2023 (A)(B)	785	196
Intelsat Jackson Holdings
9.750%, 07/15/2025 (A)(B)	5,152	3,040
8.500%, 10/15/2024 (A)(B)	3,082	1,757
5.500%, 08/01/2023 (B)	4,917	2,594
Intelsat Luxembourg
8.125%, 06/01/2023 (B)	1,010	53
LCPR Senior Secured Financing DAC
6.750%, 10/15/2027 (A)	5,916	6,155
Level 3 Financing
5.375%, 01/15/2024	550	557
5.375%, 05/01/2025	5,216	5,358
4.625%, 09/15/2027 (A)	2,269	2,325
Live Nation Entertainment
6.500%, 05/15/2027 (A)	1,709	1,815
5.625%, 03/15/2026 (A)	466	450
4.875%, 11/01/2024 (A)	5,675	5,420
4.750%, 10/15/2027 (A)	2,633	2,442
Match Group
4.125%, 08/01/2030 (A)	1,312	1,286
McClatchy
9.000%, 07/15/2026 (B)	5,635	5,480
McGraw-Hill Global Education Holdings LLC
7.875%, 05/15/2024 (A)	2,410	1,621
Meredith
6.875%, 02/01/2026	3,985	3,691
Midcontinent Communications
5.375%, 08/15/2027 (A)	1,042	1,063
Netflix
5.875%, 11/15/2028	863	982
5.375%, 11/15/2029 (A)	275	305
4.875%, 04/15/2028	1,862	1,988

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.875%, 06/15/2030 (A)	$1,326	$1,431
Nexstar Broadcasting
5.625%, 08/01/2024 (A)	3,136	3,199
5.625%, 07/15/2027 (A)	6,756	6,925
Photo Holdings Merger Sub
8.500%, 10/01/2026 (A)	1,788	1,621
Radiate Holdco LLC
6.875%, 02/15/2023 (A)	1,310	1,333
6.625%, 02/15/2025 (A)	4,569	4,681
Sable International Finance
5.750%, 09/07/2027 (A)	3,388	3,407
Salem Media Group
6.750%, 06/01/2024 (A)	5,855	4,860
Scripps Escrow
5.875%, 07/15/2027 (A)	1,868	1,775
SFR Group
7.375%, 05/01/2026 (A)	5,181	5,453
Sinclair Television Group
5.625%, 08/01/2024 (A)	2,349	2,325
5.500%, 03/01/2030 (A)	2,850	2,608
5.125%, 02/15/2027 (A)	6,812	6,338
Sirius XM Radio
5.500%, 07/01/2029 (A)	2,875	3,083
5.375%, 04/15/2025 (A)	1,320	1,354
5.375%, 07/15/2026 (A)	2,778	2,880
5.000%, 08/01/2027 (A)	1,427	1,491
4.625%, 07/15/2024 (A)	560	573
SoftBank Group
6.000%, VAR USD ICE Swap 11:00 NY 5 Yr+4.226%(C)	950	882
5.125%, 09/19/2027	799	789
Sprint
7.875%, 09/15/2023	2,793	3,170
7.625%, 02/15/2025	7,815	9,122
7.625%, 03/01/2026	2,559	3,058
7.250%, 09/15/2021	2,180	2,285
7.125%, 06/15/2024	4,935	5,595
Sprint Capital
8.750%, 03/15/2032	4,233	6,105
TEGNA
4.625%, 03/15/2028 (A)	2,684	2,550
Telecom Italia
5.303%, 05/30/2024 (A)	1,510	1,581
Telecom Italia Capital
6.375%, 11/15/2033	495	553
6.000%, 09/30/2034	2,699	2,908
Telenet Finance Luxembourg Notes Sarl
5.500%, 03/01/2028 (A)	1,200	1,248
Telesat Canada
6.500%, 10/15/2027 (A)	5,203	5,102
4.875%, 06/01/2027 (A)	4,113	4,103

SEI Institutional Investments Trust / Annual Report / May 31, 2020	197

SCHEDULE OF INVESTMENTS

May 31, 2020

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Terrier Media Buyer
8.875%, 12/15/2027 (A)	$7,772	$7,539
T-Mobile USA
6.500%, 01/15/2024	955	976
6.500%, 01/15/2026	2,195	2,317
6.375%, 03/01/2025	4,220	4,352
4.750%, 02/01/2028	5,620	5,971
4.375%, 04/15/2040 (A)	88	97
3.875%, 04/15/2030 (A)	750	812
3.750%, 04/15/2027 (A)	430	461
3.500%, 04/15/2025 (A)	159	170
Townsquare Media
6.500%, 04/01/2023 (A)	4,925	3,891
Trilogy International Partners LLC
8.875%, 05/01/2022 (A)	275	245
U.S. Cellular
6.700%, 12/15/2033	2,575	2,773
Univision Communications
9.500%, 05/01/2025 (A)	2,480	2,654
Urban One
7.375%, 04/15/2022 (A)	9,746	7,992
Videotron
5.375%, 06/15/2024 (A)	730	774
5.125%, 04/15/2027 (A)	955	1,004
Virgin Media Secured Finance
5.500%, 05/15/2029 (A)	1,983	2,082
Windstream Services LLC
9.000%, 06/30/2025 (A)(B)	3,334	167
Zayo Group Holdings
6.125%, 03/01/2028 (A)	2,536	2,504
4.000%, 03/01/2027 (A)	1,731	1,701
Ziggo BV
5.500%, 01/15/2027 (A)	2,630	2,766

		367,886

Consumer Discretionary — 13.1%
1011778 BC ULC / New Red Finance Inc
4.375%, 01/15/2028 (A)	2,528	2,484
Adelphia Communications (Escrow Security)
10.250%, 06/15/2011 (B)(D)	125	1
7.875%, 01/15/2009 (B)(D)	250	–
7.750%, 05/01/2009 (B)(D)	75	–
Adelphia Communications (Escrow Security), Ser B
9.500%, 02/15/2004 (B)(D)	25	–
Adient Global Holdings, Ltd.
4.875%, 08/15/2026 (A)	1,090	915
Adient US LLC
9.000%, 04/15/2025 (A)	768	819
7.000%, 05/15/2026 (A)	540	554
American Axle & Manufacturing
6.500%, 04/01/2027	1,580	1,477

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
6.250%, 04/01/2025	$1,180	$1,112
6.250%, 03/15/2026	630	586
American Builders & Contractors Supply
4.000%, 01/15/2028 (A)	1,323	1,330
American Greetings
8.750%, 04/15/2025 (A)	3,660	2,644
Aramark Services
5.000%, 02/01/2028 (A)	745	734
Arrow Bidco LLC
9.500%, 03/15/2024 (A)	1,358	862
Asbury Automotive Group
4.500%, 03/01/2028 (A)	1,037	983
Ashton Woods USA LLC
6.625%, 01/15/2028 (A)	2,588	2,226
Aventine (Escrow Security)
0.000%, 10/15/2049 (B)(D)(E)	2,600	–
Booking Holdings
4.500%, 04/13/2027	894	994
Boyd Gaming
8.625%, 06/01/2025 (A)	2,994	3,198
6.000%, 08/15/2026	530	515
4.750%, 12/01/2027 (A)	931	857
Boyne USA
7.250%, 05/01/2025 (A)	370	391
Brookfield Residential Properties
4.875%, 02/15/2030 (A)	1,081	919
Burlington Coat Factory Warehouse
6.250%, 04/15/2025 (A)	894	925
Caesars Resort Collection LLC
5.250%, 10/15/2025 (A)	2,655	2,363
Carnival
11.500%, 04/01/2023 (A)	7,223	7,691
Cedar Fair
5.500%, 05/01/2025 (A)	285	289
5.375%, 06/01/2024	2,845	2,703
5.250%, 07/15/2029 (A)	110	104
Cengage Learning
9.500%, 06/15/2024 (A)	5,695	3,844
Century Communities
6.750%, 06/01/2027	624	637
5.875%, 07/15/2025	1,771	1,784
Cirsa Finance International Sarl
7.875%, 12/20/2023 (A)	2,064	1,873
Claire’s Stores Inc (Escrow Security)
9.000%, 03/15/2019 (B)	1,480	–
Clarios Global
6.750%, 05/15/2025 (A)	1,805	1,873
Constellation Merger Sub
8.500%, 09/15/2025 (A)	853	589
Cooper-Standard Automotive
13.000%, 06/01/2024 (A)	520	530
5.625%, 11/15/2026 (A)	1,485	950

198	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Core & Main
6.125%, 08/15/2025 (A)	$2,990	$2,923
Core & Main Holdings
8.625% cash/9.375% PIK, 09/15/2024 (A)	1,995	1,905
CSC Holdings LLC
5.875%, 09/15/2022	152	160
Dana
5.375%, 11/15/2027	2,795	2,669
Dana Financing Luxembourg Sarl
6.500%, 06/01/2026 (A)	1,245	1,251
Delphi Technologies
5.000%, 10/01/2025 (A)	7,912	8,167
Diamond Resorts International
10.750%, 09/01/2024 (A)	3,680	2,604
eG Global Finance
8.500%, 10/30/2025 (A)	1,477	1,540
6.750%, 02/07/2025 (A)	5,815	5,886
Enterprise Development Authority
12.000%, 07/15/2024 (A)	2,271	2,232
ESH Hospitality
5.250%, 05/01/2025 (A)	540	525
4.625%, 10/01/2027 (A)	3,452	3,266
Expedia Group
7.000%, 05/01/2025 (A)	614	657
6.250%, 05/01/2025 (A)	1,171	1,251
Ferrellgas
10.000%, 04/15/2025 (A)	559	597
Fontainebleau Las Vegas
0.000%, 06/15/2015 (A)(B)(D)	3,481	–
Ford Motor
9.625%, 04/22/2030	745	827
9.000%, 04/22/2025	4,661	4,871
8.500%, 04/21/2023	5,080	5,258
Ford Motor Credit LLC
5.596%, 01/07/2022	1,101	1,098
5.584%, 03/18/2024	105	104
4.687%, 06/09/2025	945	905
4.542%, 08/01/2026	780	731
4.271%, 01/09/2027	485	441
4.140%, 02/15/2023	395	383
4.063%, 11/01/2024	376	353
3.813%, 10/12/2021	930	904
3.810%, 01/09/2024	225	211
3.350%, 11/01/2022	265	251
3.096%, 05/04/2023	448	420
3.087%, 01/09/2023	57	54
2.979%, 08/03/2022	1,105	1,055
2.191%, VAR ICE LIBOR USD 3 Month+0.880%, 10/12/2021	1,380	1,297
Ford Motor Credit LLC MTN
4.389%, 01/08/2026	210	197

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Gap
8.875%, 05/15/2027 (A)	$445	$466
8.625%, 05/15/2025 (A)	2,740	2,877
8.375%, 05/15/2023 (A)	1,629	1,731
General Motors
6.800%, 10/01/2027	2,079	2,374
6.125%, 10/01/2025	727	793
5.400%, 10/02/2023	901	950
Golden Nugget
8.750%, 10/01/2025 (A)	3,951	2,608
6.750%, 10/15/2024 (A)	1,562	1,261
GrubHub Holdings
5.500%, 07/01/2027 (A)	441	429
Guitar Center
13.000% cash/8.000% PIK, 04/15/2022 (A)	15,076	6,121
10.000%, 05/15/2022 (A)	95	95
Guitar Center Escrow Issuer
9.500%, 10/15/2021 (A)	1,065	788
Hanesbrands
5.375%, 05/15/2025 (A)	2,652	2,718
4.875%, 05/15/2026 (A)	370	375
4.625%, 05/15/2024 (A)	996	1,013
Hillman Group
6.375%, 07/15/2022 (A)	5,502	4,956
Hilton Domestic Operating
5.750%, 05/01/2028 (A)	171	177
5.375%, 05/01/2025 (A)	114	117
5.125%, 05/01/2026	1,165	1,168
Hilton Worldwide Finance LLC
4.875%, 04/01/2027	148	147
4.625%, 04/01/2025	187	186
Houghton Mifflin Harcourt Publishers
9.000%, 02/15/2025 (A)	4,870	4,334
Hyatt Hotels
5.750%, 04/23/2030	1,458	1,537
5.375%, 04/23/2025	1,017	1,064
IAA Spinco
5.500%, 06/15/2027 (A)	1,075	1,091
IHO Verwaltungs GmbH
6.375% cash/7.125% PIK, 05/15/2029 (A)	1,215	1,142
6.000% cash/6.750% PIK, 05/15/2027 (A)	1,315	1,289
Inn of the Mountain Gods Resort & Casino
9.250% cash/0% PIK, 11/30/2020 (D)	4,084	3,267
International Game Technology
6.500%, 02/15/2025 (A)	635	654
6.250%, 02/15/2022 (A)	1,341	1,369
6.250%, 01/15/2027 (A)	4,733	4,816
IRB Holding
7.000%, 06/15/2025 (A)	3,519	3,651

SEI Institutional Investments Trust / Annual Report / May 31, 2020	199

SCHEDULE OF INVESTMENTS

May 31, 2020

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
6.750%, 02/15/2026 (A)	$8,127	$7,609
JC Penney
6.375%, 10/15/2036 (B)	5,930	59
Kohl’s
9.500%, 05/15/2025	1,336	1,424
L Brands
7.500%, 06/15/2029	2,264	1,992
6.875%, 11/01/2035	75	62
6.750%, 07/01/2036	2,160	1,801
6.625%, 04/01/2021	1,693	1,685
5.625%, 02/15/2022	625	609
Liberty Interactive LLC
8.250%, 02/01/2030	5,274	4,880
Lions Gate Capital Holdings LLC
6.375%, 02/01/2024 (A)	3,370	3,400
Lithia Motors
4.625%, 12/15/2027 (A)	3,300	3,185
Macy’s
8.375%, 06/15/2025 (A)	2,827	2,855
Macy’s Retail Holdings
3.875%, 01/15/2022	549	488
Marriott International
5.750%, 05/01/2025	175	190
4.625%, 06/15/2030	202	206
Marriott Ownership Resorts
6.500%, 09/15/2026	920	913
6.125%, 09/15/2025 (A)	381	392
Mattamy Group
4.625%, 03/01/2030 (A)	2,872	2,642
Mattel
6.750%, 12/31/2025 (A)	1,920	2,002
5.875%, 12/15/2027 (A)	300	305
Melco Resorts Finance
5.250%, 04/26/2026	1,360	1,354
Men’s Wearhouse
7.000%, 07/01/2022	1,383	398
MGM Resorts International
6.750%, 05/01/2025	2,164	2,192
6.000%, 03/15/2023	2,515	2,521
5.750%, 06/15/2025	1,496	1,492
5.500%, 04/15/2027	712	692
Millennium (Escrow Security)
7.625%, 11/15/2026 (B)(D)	200	–
NCL
12.250%, 05/15/2024 (A)	1,170	1,255
Neiman Marcus Group LLC
14.000%, 04/25/2024 (A)(B)	1,220	281
8.750%, 10/15/2021 (A)(B)	1,360	751
8.750%, 10/25/2024 (A)(B)	1,946	49
8.000%, 10/15/2021 (A)(B)	1,475	815
8.000%, 10/25/2024 (A)(B)	2,671	67

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Newell Brands
5.875%, 04/01/2036	$130	$136
4.875%, 06/01/2025	751	779
4.700%, 04/01/2026	3,650	3,779
Nordstrom
8.750%, 05/15/2025 (A)	205	220
Panther BF Aggregator 2
8.500%, 05/15/2027 (A)	5,041	4,940
6.250%, 05/15/2026 (A)	4,470	4,537
Party City Holdings
6.625%, 08/01/2026 (A)	1,325	204
Penn National Gaming
5.625%, 01/15/2027 (A)	1,156	1,087
PetSmart
8.875%, 06/01/2025 (A)	370	367
7.125%, 03/15/2023 (A)	2,430	2,357
5.875%, 06/01/2025 (A)	1,805	1,805
QVC
4.750%, 02/15/2027	867	826
4.450%, 02/15/2025	1,640	1,562
Royal Caribbean Cruises
11.500%, 06/01/2025 (A)	733	777
10.875%, 06/01/2023 (A)	2,886	3,016
5.250%, 11/15/2022	2,493	2,069
Sabre GLBL
9.250%, 04/15/2025 (A)	697	748
Scientific Games International
8.250%, 03/15/2026 (A)	2,306	2,117
7.000%, 05/15/2028 (A)	1,355	1,192
5.000%, 10/15/2025 (A)	3,566	3,335
Service International
7.500%, 04/01/2027	867	962
5.125%, 06/01/2029	475	512
4.625%, 12/15/2027	970	1,021
Shea Homes
4.750%, 02/15/2028 (A)	1,081	1,005
Silversea Cruise Finance
7.250%, 02/01/2025 (A)	2,447	2,299
Six Flags Entertainment
5.500%, 04/15/2027 (A)	1,202	1,118
4.875%, 07/31/2024 (A)	3,202	3,010
Six Flags Theme Parks
7.000%, 07/01/2025 (A)	1,287	1,367
Speedway Motorsports LLC
4.875%, 11/01/2027 (A)	1,360	1,142
SRS Distribution
8.250%, 07/01/2026 (A)	2,316	2,241
Staples
10.750%, 04/15/2027 (A)	2,230	1,517
7.500%, 04/15/2026 (A)	2,528	2,208
Starbucks
2.550%, 11/15/2030	1,350	1,376

200	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Stars Group Holdings BV
7.000%, 07/15/2026 (A)	$405	$429
Station Casinos LLC
5.000%, 10/01/2025 (A)	1,148	1,032
4.500%, 02/15/2028 (A)	5,486	4,835
Sugarhouse HSP Gaming Prop Mezz
5.875%, 05/15/2025 (A)	4,870	4,432
Tempur Sealy International
5.625%, 10/15/2023	840	840
5.500%, 06/15/2026	825	827
Tenneco
5.375%, 12/15/2024	415	276
5.000%, 07/15/2026	1,987	1,013
Toll Brothers Finance
3.800%, 11/01/2029	1,135	1,111
Twin River Worldwide Holdings
6.750%, 06/01/2027 (A)	2,070	1,930
Vail Resorts
6.250%, 05/15/2025 (A)	224	235
Vista Outdoor
5.875%, 10/01/2023	1,605	1,517
William Carter
5.625%, 03/15/2027 (A)	340	347
Wolverine Escrow LLC
13.125%, 11/15/2027 (A)	375	236
9.000%, 11/15/2026 (A)	970	645
Wolverine World Wide
6.375%, 05/15/2025 (A)	901	939
5.000%, 09/01/2026 (A)	2,968	2,812
WW International
8.625%, 12/01/2025 (A)	5,346	5,573
Wynn Las Vegas LLC
5.500%, 03/01/2025 (A)	2,455	2,380
5.250%, 05/15/2027 (A)	1,085	1,006
4.250%, 05/30/2023 (A)	245	230
Wynn Resorts Finance LLC
7.750%, 04/15/2025 (A)	910	945
5.125%, 10/01/2029 (A)	514	494
Yum! Brands
7.750%, 04/01/2025 (A)	180	199
6.875%, 11/15/2037	1,840	1,932
5.350%, 11/01/2043	180	175

		300,900

Consumer Staples — 5.2%
Albertsons
5.875%, 02/15/2028 (A)	623	667
5.750%, 03/15/2025	605	622
4.875%, 02/15/2030 (A)	285	295
4.625%, 01/15/2027 (A)	3,217	3,265
3.500%, 02/15/2023 (A)	200	201

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Allied Universal Holdco LLC
9.750%, 07/15/2027 (A)	$2,480	$2,635
6.625%, 07/15/2026 (A)	1,354	1,422
Ashtead Capital
4.375%, 08/15/2027 (A)	385	389
4.000%, 05/01/2028 (A)	615	604
B&G Foods
5.250%, 04/01/2025	1,170	1,202
Capitol Investment Merger Sub 2 LLC
10.000%, 08/01/2024 (A)	5,315	5,036
Central Garden & Pet
6.125%, 11/15/2023	745	762
5.125%, 02/01/2028	1,515	1,550
Chobani LLC
7.500%, 04/15/2025 (A)	4,102	4,081
Clearwater Seafoods
6.875%, 05/01/2025 (A)	2,195	2,069
Cott Holdings
5.500%, 04/01/2025 (A)	3,509	3,539
Coty Inc
6.500%, 04/15/2026 (A)	375	310
Dole Food
7.250%, 06/15/2025 (A)	1,800	1,710
Edgewell Personal Care
5.500%, 06/01/2028 (A)	1,257	1,303
Energizer Holdings
7.750%, 01/15/2027 (A)	1,811	1,974
5.500%, 06/15/2025 (A)	670	686
GEMS MENASA Cayman
7.125%, 07/31/2026 (A)	2,187	1,994
Global A&T Electronics
8.500%, 01/12/2023	9,377	7,890
Herbalife Nutrition
7.875%, 09/01/2025 (A)	2,520	2,555
High Ridge Brands
8.875%, 03/15/2025 (A)(B)	800	8
JBS Investments II GmbH
7.000%, 01/15/2026 (A)	2,225	2,365
JBS USA LUX
5.875%, 07/15/2024 (A)	832	846
5.750%, 06/15/2025 (A)	135	138
5.500%, 01/15/2030 (A)	2,347	2,435
Kraft Heinz Foods
5.000%, 07/15/2035	6,092	6,558
4.875%, 02/15/2025 (A)	390	399
4.250%, 03/01/2031 (A)	1,126	1,196
3.875%, 05/15/2027 (A)	3,496	3,670
3.000%, 06/01/2026	3,236	3,236
Lamb Weston Holdings
4.875%, 11/01/2026 (A)	737	763
4.875%, 05/15/2028 (A)	218	228
4.625%, 11/01/2024 (A)	1,980	2,064

SEI Institutional Investments Trust / Annual Report / May 31, 2020	201

SCHEDULE OF INVESTMENTS

May 31, 2020

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
New Albertsons
8.700%, 05/01/2030	$2,229	$2,452
Performance Food Group
6.875%, 05/01/2025 (A)	80	84
5.500%, 10/15/2027 (A)	1,867	1,830
Pilgrim’s Pride
5.875%, 09/30/2027 (A)	4,235	4,404
Post Holdings
5.750%, 03/01/2027 (A)	1,792	1,868
5.625%, 01/15/2028 (A)	2,670	2,797
5.500%, 12/15/2029 (A)	857	896
4.625%, 04/15/2030 (A)	234	231
Prime Security Services Borrower LLC
5.750%, 04/15/2026 (A)	1,663	1,713
RegionalCare Hospital Partners Holdings
9.750%, 12/01/2026 (A)	526	569
Rite Aid
7.700%, 02/15/2027	1,035	792
7.500%, 07/01/2025 (A)	526	522
6.125%, 04/01/2023 (A)	3,944	3,668
Sigma Holdco BV
7.875%, 05/15/2026 (A)	5,155	5,284
Simmons Foods
5.750%, 11/01/2024 (A)	4,527	4,233
Sotheby’s
7.375%, 10/15/2027 (A)	2,263	2,059
Spectrum Brands
5.750%, 07/15/2025	745	767
5.000%, 10/01/2029 (A)	155	151
Sysco
5.950%, 04/01/2030	85	102
5.650%, 04/01/2025	120	137
Team Health Holdings
6.375%, 02/01/2025 (A)	1,922	1,066
TreeHouse Foods
6.000%, 02/15/2024 (A)	1,095	1,122
US Foods
6.250%, 04/15/2025 (A)	889	921
5.875%, 06/15/2024 (A)	1,545	1,495
Vector Group
10.500%, 11/01/2026 (A)	5,895	5,954
6.125%, 02/01/2025 (A)	695	679
Verscend Escrow
9.750%, 08/15/2026 (A)	1,782	1,916
West Street Merger Sub
6.375%, 09/01/2025 (A)	1,730	1,704

		120,083

Energy — 8.6%
Antero Midstream Partners
5.750%, 03/01/2027 (A)	1,336	1,052
5.750%, 01/15/2028 (A)	175	137

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
5.375%, 09/15/2024	$525	$438
Antero Resources
5.625%, 06/01/2023	1,065	618
5.125%, 12/01/2022	220	154
Apache
4.375%, 10/15/2028	451	400
3.250%, 04/15/2022	553	530
Archrock Partners
6.250%, 04/01/2028 (A)	3,469	3,291
Ascent Resources Utica Holdings LLC
7.000%, 11/01/2026 (A)	85	58
Baytex Energy
8.750%, 04/01/2027 (A)	600	303
Blue Racer Midstream LLC
6.125%, 11/15/2022 (A)	3,092	3,018
Buckeye Partners
4.500%, 03/01/2028 (A)	350	339
4.125%, 03/01/2025 (A)	350	343
4.125%, 12/01/2027	480	463
Calfrac Holdings
10.875%, 03/15/2026 (A)	1,171	234
8.500%, 06/15/2026 (A)	540	16
Callon Petroleum
8.250%, 07/15/2025	330	92
6.250%, 04/15/2023	445	144
Cheniere Corpus Christi Holdings LLC
5.875%, 03/31/2025	850	930
5.125%, 06/30/2027	2,202	2,383
Cheniere Energy Partners
5.625%, 10/01/2026	3,795	3,863
4.500%, 10/01/2029 (A)	7,080	6,921
Chesapeake Energy
11.500%, 01/01/2025 (A)	1,373	79
7.500%, 10/01/2026	4,075	61
7.000%, 10/01/2024	1,790	67
6.125%, 02/15/2021	2,501	69
Citgo Holding
9.250%, 08/01/2024 (A)	2,250	2,166
CITGO Petroleum
6.250%, 08/15/2022 (A)	3,651	3,578
CNX Midstream Partners
6.500%, 03/15/2026 (A)	3,645	3,290
CNX Resources
7.250%, 03/14/2027 (A)	4,035	3,813
Comstock Resources
7.500%, 05/15/2025 (A)	897	792
Crestwood Midstream Partners
6.250%, 04/01/2023	755	719
5.750%, 04/01/2025	2,905	2,702
5.625%, 05/01/2027 (A)	435	378
CVR Energy
5.750%, 02/15/2028 (A)	1,765	1,569

202	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
5.250%, 02/15/2025 (A)	$1,325	$1,192
DCP Midstream Operating
8.125%, 08/16/2030	2,495	2,495
5.375%, 07/15/2025	268	259
5.125%, 05/15/2029	896	815
Delek Logistics Partners
6.750%, 05/15/2025	1,462	1,411
Denbury Resources
9.250%, 03/31/2022 (A)	689	276
9.000%, 05/15/2021 (A)	995	418
Energy Transfer
5.500%, 06/01/2027	2,863	2,927
Energy Transfer Operating
5.250%, 04/15/2029	860	919
EnLink Midstream LLC
5.375%, 06/01/2029	6,561	5,079
EnLink Midstream Partners
4.850%, 07/15/2026	140	113
4.400%, 04/01/2024	620	498
4.150%, 06/01/2025	445	358
Enviva Partners
6.500%, 01/15/2026 (A)	895	946
EP Energy LLC
9.375%, 05/01/2020 (B)	1,728	–
9.375%, 05/01/2024 (A)(B)	1,774	2
8.000%, 11/29/2024 (A)(B)	395	4
8.000%, 02/15/2025 (A)(B)	1,159	1
7.750%, 05/15/2026 (A)(B)	2,335	304
6.375%, 06/15/2023 (B)	1,185	–
EQT Corp
7.000%, 02/01/2030	824	873
6.125%, 02/01/2025	4,047	4,136
Exterran Energy Solutions
8.125%, 05/01/2025	4,841	3,728
Extraction Oil & Gas
7.375%, 05/15/2024 (A)(B)	4,704	282
5.625%, 02/01/2026 (A)(B)	4,400	264
FTS International
6.250%, 05/01/2022	2,735	684
Genesis Energy
7.750%, 02/01/2028	373	349
6.500%, 10/01/2025	1,476	1,336
6.250%, 05/15/2026	70	62
Great Western Petroleum LLC
9.000%, 09/30/2021 (A)	2,974	1,874
Gulfport Energy
6.375%, 05/15/2025	311	155
6.375%, 01/15/2026	780	390
6.000%, 10/15/2024	470	275
Hess Midstream Operations
5.625%, 02/15/2026 (A)	2,331	2,249

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Hilcorp Energy I
6.250%, 11/01/2028 (A)	$864	$739
5.750%, 10/01/2025 (A)	1,497	1,321
5.000%, 12/01/2024 (A)	2,490	2,191
Holly Energy Partners
5.000%, 02/01/2028 (A)	295	291
Jupiter Resources
13.000%, 01/31/2024 (D)(L)	666	599
Laredo Petroleum
10.125%, 01/15/2028	2,278	1,561
9.500%, 01/15/2025	1,681	1,177
MEG Energy
7.125%, 02/01/2027 (A)	5,366	4,886
7.000%, 03/31/2024 (A)	278	268
6.500%, 01/15/2025 (A)	608	599
MPLX
1.899%, VAR ICE LIBOR USD 3 Month+0.900%, 09/09/2021	716	693
Nabors Industries
7.250%, 01/15/2026 (A)	245	140
5.750%, 02/01/2025	680	211
NGL Energy Partners
6.125%, 03/01/2025	3,297	2,308
Nine Energy Service
8.750%, 11/01/2023 (A)	2,270	864
Noble Holding International
8.950%, 04/01/2045	3,100	95
7.750%, 01/15/2024	2,751	55
Northern Oil and Gas
8.500% cash/9.500% PIK, 05/15/2023	2,638	2,215
Oasis Petroleum
6.875%, 01/15/2023	1,005	170
6.250%, 05/01/2026 (A)	455	73
Occidental Petroleum
6.450%, 09/15/2036	1,425	1,012
5.550%, 03/15/2026	1,905	1,619
4.625%, 06/15/2045	1,875	1,117
4.500%, 07/15/2044	155	93
4.400%, 04/15/2046	155	93
4.200%, 03/15/2048	437	250
4.100%, 02/01/2021	1,487	1,461
3.500%, 08/15/2029	355	241
3.400%, 04/15/2026	942	695
3.200%, 08/15/2026	4,558	3,326
3.125%, 02/15/2022	1,703	1,592
2.900%, 08/15/2024	429	341
2.700%, 08/15/2022	8,879	8,169
2.700%, 02/15/2023	1,954	1,676
Parkland
5.875%, 07/15/2027 (A)	3,410	3,410
Parsley Energy LLC
5.375%, 01/15/2025 (A)	3,087	3,033

SEI Institutional Investments Trust / Annual Report / May 31, 2020	203

SCHEDULE OF INVESTMENTS

May 31, 2020

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
5.250%, 08/15/2025 (A)	$505	$489
4.125%, 02/15/2028 (A)	836	778
PBF Holding LLC
9.250%, 05/15/2025 (A)	170	184
6.000%, 02/15/2028 (A)	325	273
PDC Energy
5.750%, 05/15/2026	3,280	3,030
Peabody Energy
6.375%, 03/31/2025 (A)	1,094	591
6.000%, 03/31/2022 (A)	550	374
Precision Drilling
7.750%, 12/15/2023	645	349
7.125%, 01/15/2026 (A)	325	163
6.500%, 12/15/2021	27	24
QEP Resources
5.625%, 03/01/2026	1,151	614
Range Resources
5.000%, 08/15/2022	2,545	2,380
5.000%, 03/15/2023	1,617	1,463
4.875%, 05/15/2025	1,252	1,047
Seven Generations Energy
5.375%, 09/30/2025 (A)	2,134	1,766
Seventy Seven Energy (Escrow Security)
6.500%, 07/15/2022 (B)(D)	395	–
Seventy Seven Operating LLC (Escrow Security)
6.625%, 11/15/2019 (B)(D)	2,787	–
Shelf Drilling Holdings
8.250%, 02/15/2025 (A)	2,813	1,245
SM Energy
6.625%, 01/15/2027	458	227
6.125%, 11/15/2022	520	312
5.625%, 06/01/2025	405	211
5.000%, 01/15/2024	2,328	1,257
Southwestern Energy
7.750%, 10/01/2027	2,335	2,168
7.500%, 04/01/2026	1,434	1,319
6.200%, 01/23/2025	1,320	1,186
Summit Midstream Holdings LLC
5.750%, 04/15/2025	1,914	828
5.500%, 08/15/2022	2,020	970
Sunoco
6.000%, 04/15/2027	680	698
5.875%, 03/15/2028	2,791	2,826
5.500%, 02/15/2026	2,500	2,512
Tallgrass Energy Partners
6.000%, 03/01/2027 (A)	2,745	2,525
Targa Resources Partners
6.875%, 01/15/2029	516	551
6.750%, 03/15/2024	1,195	1,215
6.500%, 07/15/2027	5,514	5,755
5.875%, 04/15/2026	685	695

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
5.000%, 01/15/2028	$3,156	$3,061
4.250%, 11/15/2023	350	342
Transocean
8.000%, 02/01/2027 (A)	3,285	1,774
7.500%, 01/15/2026 (A)	635	343
7.500%, 04/15/2031	3,713	1,114
7.250%, 11/01/2025 (A)	170	93
Transocean Guardian
5.875%, 01/15/2024 (A)	2,628	2,404
Transocean Pontus
6.125%, 08/01/2025 (A)	3,288	3,091
Transocean Poseidon
6.875%, 02/01/2027 (A)	2,269	2,042
USA Compression Partners
6.875%, 04/01/2026	3,315	3,191
Valaris
5.850%, 01/15/2044	3,185	318
5.400%, 12/01/2042	545	54
4.875%, 06/01/2022	790	79
Vine Oil & Gas
9.750%, 04/15/2023 (A)	4,395	3,000
W&T Offshore
9.750%, 11/01/2023 (A)	72	41
Western Midstream Operating
5.375%, 06/01/2021	1,314	1,308
4.050%, 02/01/2030	331	297
3.950%, 06/01/2025	405	377
3.100%, 02/01/2025	2,304	2,144
2.161%, VAR ICE LIBOR USD 3 Month+0.850%, 01/13/2023	500	437
Whiting Petroleum
6.625%, 01/15/2026 (B)	530	61
6.250%, 04/01/2023 (B)	610	68
5.750%, 03/15/2021 (B)	220	26
WPX Energy
8.250%, 08/01/2023	566	604
5.750%, 06/01/2026	1,026	1,026
5.250%, 10/15/2027	2,400	2,322

		197,910

Financials — 5.8%
Acrisure LLC
10.125%, 08/01/2026 (A)	1,156	1,217
8.125%, 02/15/2024 (A)	2,492	2,643
Advisor Group Holdings
10.750%, 08/01/2027 (A)	2,640	2,376
Air Methods
8.000%, 05/15/2025 (A)	4,945	3,165
Alliant Holdings Intermediate LLC
6.750%, 10/15/2027 (A)	3,257	3,322
Ally Financial
5.800%, 05/01/2025	1,738	1,909

204	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
5.750%, 11/20/2025	$825	$858
AmWINS Group
7.750%, 07/01/2026 (A)	891	956
Ardonagh Midco 3
8.625%, 07/15/2023 (A)	2,157	2,147
Ares Capital
4.250%, 03/01/2025	1,818	1,766
AssuredPartners
7.000%, 08/15/2025 (A)	5,794	5,678
Athene Holding
6.150%, 04/03/2030	1,749	1,891
Bank of America
5.875%, VAR ICE LIBOR USD 3 Month+2.931%(C)	1,301	1,326
Barclays
7.750%, VAR USD Swap Semi 30/360 5 Yr Curr+4.842%(C)	3,010	2,965
BGC Partners
3.750%, 10/01/2024	2,265	2,117
Brookfield Property
5.750%, 05/15/2026 (A)	3,811	2,896
Citigroup
5.950%, VAR ICE LIBOR USD 3 Month+3.905%(C)	85	87
5.000%, VAR United States Secured Overnight Financing Rate+3.813%(C)	2,624	2,457
Donnelley Financial Solutions
8.250%, 10/15/2024	935	916
E*TRADE Financial
5.875%, VAR ICE LIBOR USD 3 Month+4.435%(C)	1,298	1,330
5.300%, VAR ICE LIBOR USD 3 Month+3.160%(C)	872	807
Fidelity & Guaranty Life Holdings
5.500%, 05/01/2025 (A)	2,285	2,445
Freedom Mortgage
8.250%, 04/15/2025 (A)	7,565	6,998
8.125%, 11/15/2024 (A)	3,327	3,077
FS Energy & Power Fund
7.500%, 08/15/2023 (A)	3,465	2,772
HAT Holdings I LLC
6.000%, 04/15/2025 (A)	2,299	2,373
HUB International
7.000%, 05/01/2026 (A)	4,166	4,279
Hunt
6.250%, 02/15/2026 (A)	1,767	1,555
Intesa Sanpaolo MTN
5.710%, 01/15/2026 (A)	2,310	2,376
Issuer LLC
6.250%, 03/01/2028 (A)	5,258	4,882
Jefferies Finance LLC
6.250%, 06/03/2026 (A)	1,388	1,258

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
JPMorgan Chase
5.000%, VAR United States Secured Overnight Financing Rate+3.380%(C)	$1,299	$1,223
4.000%, VAR United States Secured Overnight Financing Rate+2.745%(C)	1,302	1,120
Ladder Capital Finance Holdings LLLP
5.875%, 08/01/2021 (A)	878	836
5.250%, 03/15/2022 (A)	4,732	4,424
5.250%, 10/01/2025 (A)	345	293
4.250%, 02/01/2027 (A)	2,675	2,234
Lloyds Banking Group
7.500%, VAR USD Swap Semi 30/360 5 Yr Curr+4.760%(C)	3,250	3,319
LPL Holdings
4.625%, 11/15/2027 (A)	5,436	5,320
MGM Growth Properties Operating Partnership
5.750%, 02/01/2027	357	374
5.625%, 05/01/2024	1,335	1,388
4.500%, 09/01/2026	2,214	2,180
4.500%, 01/15/2028	269	261
Nationstar Mortgage Holdings
9.125%, 07/15/2026 (A)	7,595	7,785
8.125%, 07/15/2023 (A)	1,455	1,484
6.000%, 01/15/2027 (A)	1,203	1,083
Navient
5.000%, 03/15/2027	1,097	938
NFP
8.000%, 07/15/2025 (A)	3,363	3,212
7.000%, 05/15/2025 (A)	450	467
Quicken Loans LLC
5.250%, 01/15/2028 (A)	2,371	2,393
Saracen Development LLC
11.000% cash/3.000% PIK, 10/15/2025 (A)(D)(L)	3,600	3,816
Springleaf Finance
8.875%, 06/01/2025	635	660
7.125%, 03/15/2026	4,410	4,344
6.875%, 03/15/2025	2,535	2,503
6.625%, 01/15/2028	500	477
6.125%, 03/15/2024	265	257
5.375%, 11/15/2029	1,193	1,058
Starwood Property Trust
4.750%, 03/15/2025	2,256	1,940
Voya Financial
4.700%, VAR ICE LIBOR USD 3 Month+2.084%, 01/23/2048	1,183	1,077
WeWork
7.875%, 05/01/2025 (A)	4,935	2,282

		133,592

SEI Institutional Investments Trust / Annual Report / May 31, 2020	205

SCHEDULE OF INVESTMENTS

May 31, 2020

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)

Health Care — 6.3%
Acadia Healthcare
5.625%, 02/15/2023	$3,718	$3,708
AHP Health Partners
9.750%, 07/15/2026 (A)	2,655	2,735
AMN Healthcare
4.625%, 10/01/2027 (A)	2,262	2,184
Avantor
9.000%, 10/01/2025 (A)	470	508
6.000%, 10/01/2024 (A)	1,005	1,055
Bausch Health
9.000%, 12/15/2025 (A)	3,430	3,760
7.000%, 03/15/2024 (A)	885	916
7.000%, 01/15/2028 (A)	480	504
6.500%, 03/15/2022 (A)	1,600	1,627
6.250%, 02/15/2029 (A)	6,159	6,328
6.125%, 04/15/2025 (A)	3,911	3,969
5.875%, 05/15/2023 (A)	17	17
5.250%, 01/30/2030 (A)	4,131	4,069
5.000%, 01/30/2028 (A)	1,771	1,711
Bausch Health Americas
9.250%, 04/01/2026 (A)	2,655	2,948
8.500%, 01/31/2027 (A)	1,291	1,411
Catalent Pharma Solutions
5.000%, 07/15/2027 (A)	726	744
Centene
5.375%, 06/01/2026 (A)	560	592
5.250%, 04/01/2025 (A)	2,385	2,455
4.625%, 12/15/2029	4,355	4,688
4.250%, 12/15/2027	1,033	1,079
3.375%, 02/15/2030	300	304
Charles River Laboratories International
4.250%, 05/01/2028 (A)	1,361	1,372
CHS
8.625%, 01/15/2024 (A)	740	744
DaVita
5.000%, 05/01/2025	1,564	1,605
4.625%, 06/01/2030 (A)	1,970	1,965
Encompass Health
5.750%, 11/01/2024	434	437
4.750%, 02/01/2030	2,257	2,290
4.500%, 02/01/2028	4,270	4,369
Endo Dac
6.000%, 07/15/2023 (A)	4,734	3,645
6.000%, 02/01/2025 (A)	1,058	772
Endo Finance LLC
5.750%, 01/15/2022 (A)	1,738	1,529
Envision Healthcare
8.750%, 10/15/2026 (A)	2,768	1,218
HCA
5.875%, 02/15/2026	7,520	8,418
5.875%, 02/01/2029	2,892	3,355

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
5.625%, 09/01/2028	$1,370	$1,570
5.375%, 02/01/2025	6,926	7,603
Hill-Rom Holdings
5.000%, 02/15/2025 (A)	1,214	1,247
4.375%, 09/15/2027 (A)	661	678
Hologic
4.375%, 10/15/2025 (A)	805	823
Horizon Therapeutics USA
5.500%, 08/01/2027 (A)	1,305	1,373
Immucor
11.125%, 02/15/2022 (A)	1,776	1,367
IQVIA
5.000%, 10/15/2026 (A)	2,320	2,418
Jaguar Holding II
5.000%, 06/15/2028 (A)	2,971	3,082
4.625%, 06/15/2025 (A)	152	157
LifePoint Health
6.750%, 04/15/2025 (A)	612	646
4.375%, 02/15/2027 (A)	5,269	5,085
Mallinckrodt International Finance
5.625%, 10/15/2023 (A)	850	187
5.500%, 04/15/2025 (A)	595	119
MEDNAX
6.250%, 01/15/2027 (A)	679	635
Molina Healthcare
4.875%, 06/15/2025 (A)	1,602	1,630
4.375%, 06/15/2028 (A)	1,960	1,980
MPH Acquisition Holdings LLC
7.125%, 06/01/2024 (A)	2,885	2,723
Ortho-Clinical Diagnostics
7.375%, 06/01/2025 (A)	640	654
7.250%, 02/01/2028 (A)	4,724	4,700
6.625%, 05/15/2022 (A)	1,919	1,921
Par Pharmaceutical
7.500%, 04/01/2027 (A)	3,193	3,253
Prestige Brands
6.375%, 03/01/2024 (A)	735	756
5.125%, 01/15/2028 (A)	185	188
Radiology Partners
9.250%, 02/01/2028 (A)	2,140	2,060
Select Medical
6.250%, 08/15/2026 (A)	1,336	1,386
Surgery Center Holdings
6.750%, 07/01/2025 (A)	1,404	1,285
Teleflex
4.250%, 06/01/2028 (A)	184	190
Tenet Healthcare
7.500%, 04/01/2025 (A)	270	294
7.000%, 08/01/2025	1,405	1,417
6.875%, 11/15/2031	335	307
6.750%, 06/15/2023	2,020	2,116
6.250%, 02/01/2027 (A)	2,873	2,959

206	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
5.125%, 05/01/2025	$2,762	$2,803
5.125%, 11/01/2027 (A)	815	844
4.875%, 01/01/2026 (A)	2,160	2,220
4.625%, 07/15/2024	2,095	2,121
4.625%, 09/01/2024 (A)	45	46
US Renal Care
10.625%, 07/15/2027 (A)	540	562

		144,436

Industrials — 9.6%
ACCO Brands
5.250%, 12/15/2024 (A)	740	744
ADT Security
4.875%, 07/15/2032 (A)	1,508	1,418
Advanced Drainage Systems
5.000%, 09/30/2027 (A)	608	608
Air Medical Group Holdings
6.375%, 05/15/2023 (A)	6,710	6,374
Allison Transmission
5.875%, 06/01/2029 (A)	355	359
5.000%, 10/01/2024 (A)	520	524
4.750%, 10/01/2027 (A)	1,894	1,837
American Airlines Group
5.000%, 06/01/2022 (A)	3,022	1,753
3.750%, 03/01/2025 (A)	876	427
American Woodmark
4.875%, 03/15/2026 (A)	815	793
ARD Finance
6.500% cash/0% PIK, 06/30/2027 (A)	697	689
Ardagh Packaging Finance
6.000%, 02/15/2025 (A)	2,535	2,613
5.250%, 04/30/2025 (A)	1,077	1,124
5.250%, 08/15/2027 (A)	3,375	3,325
ASGN
4.625%, 05/15/2028 (A)	1,796	1,715
Avis Budget Car Rental LLC
10.500%, 05/15/2025 (A)	785	873
6.375%, 04/01/2024 (A)	2,205	1,825
5.250%, 03/15/2025 (A)	470	374
Beacon Roofing Supply
4.875%, 11/01/2025 (A)	1,358	1,283
Boeing
5.040%, 05/01/2027	4,475	4,752
Bombardier
7.875%, 04/15/2027 (A)	2,070	1,232
7.500%, 12/01/2024 (A)	4,873	2,970
7.500%, 03/15/2025 (A)	1,155	702
6.000%, 10/15/2022 (A)	3,605	2,325
5.750%, 03/15/2022 (A)	1,520	1,011
Builders FirstSource
5.000%, 03/01/2030 (A)	1,297	1,200

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
BWAY Holding Co
7.250%, 04/15/2025 (A)	$7,176	$6,422
5.500%, 04/15/2024 (A)	940	933
BWX Technologies
5.375%, 07/15/2026 (A)	2,177	2,238
Cargo Aircraft Management
4.750%, 02/01/2028 (A)	2,964	2,961
Cascades
5.375%, 01/15/2028 (A)	452	459
5.125%, 01/15/2026 (A)	452	463
Cenveo (Escrow Security)
8.500%, 09/15/2022 (D)(L)	10,375	9
Clark Equipment
5.875%, 06/01/2025 (A)	1,813	1,870
Clean Harbors
4.875%, 07/15/2027 (A)	2,997	3,102
DAE Funding LLC
5.750%, 11/15/2023 (A)	3,940	3,477
Delta Air Lines
7.000%, 05/01/2025 (A)	3,089	3,192
3.625%, 03/15/2022	873	792
EnerSys
4.375%, 12/15/2027 (A)	892	874
EnPro Industries
5.750%, 10/15/2026	569	559
Flex Acquisition
7.875%, 07/15/2026 (A)	1,448	1,448
6.875%, 01/15/2025 (A)	2,500	2,522
Fortress Transportation & Infrastructure Investors LLC
6.750%, 03/15/2022 (A)	2,000	1,851
6.500%, 10/01/2025 (A)	845	708
GFL Environmental
8.500%, 05/01/2027 (A)	337	369
7.000%, 06/01/2026 (A)	3,040	3,200
5.125%, 12/15/2026 (A)	333	346
Granite US Holdings
11.000%, 10/01/2027 (A)	2,715	2,579
Griffon
5.750%, 03/01/2028	1,795	1,783
H&E Equipment Services
5.625%, 09/01/2025	4,526	4,423
Harsco
5.750%, 07/31/2027 (A)	766	750
Herc Holdings
5.500%, 07/15/2027 (A)	3,370	3,273
Hertz
7.625%, 06/01/2022 (A)(B)	285	123
7.125%, 08/01/2026 (A)(B)	715	120
6.000%, 01/15/2028 (A)(B)	520	87
5.500%, 10/15/2024 (A)(B)	1,573	263

SEI Institutional Investments Trust / Annual Report / May 31, 2020	207

SCHEDULE OF INVESTMENTS

May 31, 2020

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Howmet Aerospace
6.875%, 05/01/2025	$195	$207
5.900%, 02/01/2027	1,185	1,196
Icahn Enterprises
4.750%, 09/15/2024	5,480	5,302
James Hardie International Finance DAC
5.000%, 01/15/2028 (A)	2,268	2,333
4.750%, 01/15/2025 (A)	340	343
JELD-WEN
6.250%, 05/15/2025 (A)	200	206
4.875%, 12/15/2027 (A)	220	206
4.625%, 12/15/2025 (A)	560	531
Korn Ferry
4.625%, 12/15/2027 (A)	4,921	4,503
LABL Escrow Issuer LLC
10.500%, 07/15/2027 (A)	480	504
6.750%, 07/15/2026 (A)	640	667
LTF Merger Sub
8.500%, 06/15/2023 (A)	1,385	1,087
Masonite International
5.375%, 02/01/2028 (A)	2,904	2,933
Maxim Crane Works Holdings Capital LLC
10.125%, 08/01/2024 (A)	1,905	1,857
Moog
4.250%, 12/15/2027 (A)	2,212	2,110
New Enterprise Stone & Lime
10.125%, 04/01/2022 (A)	3,450	3,424
6.250%, 03/15/2026 (A)	2,960	2,871
Nielsen Finance LLC
5.000%, 04/15/2022 (A)	1,170	1,168
Nielsen Luxembourg
5.000%, 02/01/2025 (A)	1,363	1,368
PGT Innovations
6.750%, 08/01/2026 (A)	510	524
PowerTeam Services LLC
9.033%, 12/04/2025 (A)	780	789
RBS Global
4.875%, 12/15/2025 (A)	3,280	3,264
Remington Arms
0.000%, 12/31/2049 (D)	1,885	–
Reynolds Group Issuer
7.000%, 07/15/2024 (A)	903	908
4.719%, VAR ICE LIBOR USD 3 Month+3.500%, 07/15/2021 (A)	800	794
Sensata Technologies
5.625%, 11/01/2024 (A)	200	209
5.000%, 10/01/2025 (A)	1,960	2,033
4.375%, 02/15/2030 (A)	4,126	4,013
Sensata Technologies UK Financing
6.250%, 02/15/2026 (A)	1,895	1,994
Signature Aviation US Holdings
4.000%, 03/01/2028 (A)	7,005	6,217

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Southwest Airlines
5.250%, 05/04/2025	$446	$453
4.750%, 05/04/2023	890	903
Spirit AeroSystems
7.500%, 04/15/2025 (A)	440	438
SPX FLOW
5.875%, 08/15/2026 (A)	470	473
5.625%, 08/15/2024 (A)	310	313
Standard Industries
4.750%, 01/15/2028 (A)	1,295	1,303
Stericycle
5.375%, 07/15/2024 (A)	1,200	1,227
Stevens Holding
6.125%, 10/01/2026 (A)	370	383
Summit Materials LLC
5.125%, 06/01/2025 (A)	5,260	5,155
Teekay Offshore Partners
8.500%, 07/15/2023 (A)	2,817	2,514
Terex
5.625%, 02/01/2025 (A)	905	842
TransDigm
8.000%, 12/15/2025 (A)	1,060	1,145
6.375%, 06/15/2026	2,850	2,650
6.250%, 03/15/2026 (A)	9,074	9,278
5.500%, 11/15/2027 (A)	3,161	2,869
Trident Merger Sub
6.625%, 11/01/2025 (A)	2,914	2,593
Trident TPI Holdings
9.250%, 08/01/2024 (A)	2,845	2,774
TriMas
4.875%, 10/15/2025 (A)	375	372
Triumph Group
7.750%, 08/15/2025	670	435
6.250%, 09/15/2024 (A)	510	437
5.250%, 06/01/2022	175	143
Trivium Packaging Finance BV
8.500%, 08/15/2027 (A)	664	701
5.500%, 08/15/2026 (A)	976	1,024
Tutor Perini
6.875%, 05/01/2025 (A)	7,551	6,664
Uber Technologies
7.500%, 11/01/2023 (A)	4,932	5,012
7.500%, 05/15/2025 (A)	2,483	2,467
United Airlines Holdings
4.875%, 01/15/2025	1,675	1,173
4.250%, 10/01/2022	1,104	886
United Rentals North America
6.500%, 12/15/2026	1,110	1,186
5.875%, 09/15/2026	565	592
5.500%, 05/15/2027	1,095	1,162
4.875%, 01/15/2028	1,295	1,334
4.625%, 10/15/2025	825	839

208	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Univar Solutions USA
5.125%, 12/01/2027 (A)	$449	$455
Wabash National
5.500%, 10/01/2025 (A)	760	648
Weekley Homes LLC
6.625%, 08/15/2025	5,060	4,807
Welbilt
9.500%, 02/15/2024	770	693
WESCO Distribution
7.250%, 06/15/2028 (A)	1,073	1,065
7.125%, 06/15/2025 (A)	556	556
XPO Logistics
6.750%, 08/15/2024 (A)	3,070	3,193
6.500%, 06/15/2022 (A)	582	583
6.250%, 05/01/2025 (A)	275	287
6.125%, 09/01/2023 (A)	150	152

		219,786

Information Technology — 3.2%
ACI Worldwide
5.750%, 08/15/2026 (A)	667	689
Alliance Data Systems
4.750%, 12/15/2024 (A)	1,341	1,200
Anixter
6.000%, 12/01/2025	410	422
5.500%, 03/01/2023	410	415
Ascend Learning LLC
6.875%, 08/01/2025 (A)	928	922
Broadcom
4.750%, 04/15/2029 (A)	2,241	2,467
CA
4.700%, 03/15/2027	1,822	1,934
CDK Global
5.250%, 05/15/2029 (A)	313	319
CDW LLC
5.000%, 09/01/2025	914	945
4.250%, 04/01/2028	420	426
4.125%, 05/01/2025	323	330
Change Healthcare Holdings LLC
5.750%, 03/01/2025 (A)	1,909	1,906
CommScope
5.500%, 06/15/2024 (A)	1,396	1,372
CommScope Finance LLC
8.250%, 03/01/2027 (A)	2,653	2,766
6.000%, 03/01/2026 (A)	1,129	1,187
CommScope Technologies LLC
6.000%, 06/15/2025 (A)	7,145	6,947
Dell International LLC
6.200%, 07/15/2030 (A)	135	154
6.100%, 07/15/2027 (A)	135	152
6.020%, 06/15/2026 (A)	3,089	3,503
5.850%, 07/15/2025 (A)	722	808

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
5.300%, 10/01/2029 (A)	$865	$940
DXC Technology
4.750%, 04/15/2027	1,363	1,420
4.125%, 04/15/2025	224	234
Entegris
4.625%, 02/10/2026 (A)	895	913
4.375%, 04/15/2028 (A)	1,052	1,075
Gartner
5.125%, 04/01/2025 (A)	450	459
Genesys Telecommunications Laboratories
10.000%, 11/30/2024 (A)	3,640	3,877
Go Daddy Operating LLC
5.250%, 12/01/2027 (A)	3,383	3,556
MagnaChip Semiconductor
6.625%, 07/15/2021	555	549
Microchip Technology
4.250%, 09/01/2025 (A)	212	213
Monitronics International (Escrow Security)
9.125%, 04/01/2020 (B)(D)	10,706	–
MTS Systems
5.750%, 08/15/2027 (A)	225	202
NCR
8.125%, 04/15/2025 (A)	204	220
6.125%, 09/01/2029 (A)	735	732
5.750%, 09/01/2027 (A)	2,875	2,868
5.000%, 07/15/2022	2,588	2,590
Nuance Communications
5.625%, 12/15/2026	173	183
Open Text Holdings
4.125%, 02/15/2030 (A)	1,526	1,507
Plantronics
5.500%, 05/31/2023 (A)	150	115
Presidio Holdings
4.875%, 02/01/2027 (A)	2,466	2,448
PTC
4.000%, 02/15/2028 (A)	1,763	1,763
3.625%, 02/15/2025 (A)	262	263
Qorvo
4.375%, 10/15/2029 (A)	1,342	1,374
Rackspace Hosting
8.625%, 11/15/2024 (A)	2,260	2,356
Sabre Global
5.375%, 04/15/2023 (A)	1,448	1,368
5.250%, 11/15/2023 (A)	1,473	1,392
Science Applications International
4.875%, 04/01/2028 (A)	2,269	2,320
Seagate HDD Cayman
5.750%, 12/01/2034	1,300	1,378
Solera LLC
10.500%, 03/01/2024 (A)	524	533
SS&C Technologies
5.500%, 09/30/2027 (A)	1,845	1,938

SEI Institutional Investments Trust / Annual Report / May 31, 2020	209

SCHEDULE OF INVESTMENTS

May 31, 2020

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Tempo Acquisition LLC
6.750%, 06/01/2025 (A)	$2,603	$2,590
5.750%, 06/01/2025 (A)	136	142
ViaSat
5.625%, 09/15/2025 (A)	1,881	1,834
VMware
3.900%, 08/21/2027	1,164	1,227

		73,443

Materials — 7.6%
Alcoa Nederland Holding
7.000%, 09/30/2026 (A)	415	425
6.750%, 09/30/2024 (A)	960	974
Alcoa Nederland Holding BV
6.125%, 05/15/2028 (A)	1,927	1,880
Allegheny Technologies
5.875%, 12/01/2027	1,096	899
ArcelorMittal
4.250%, 07/16/2029	2,257	2,264
Arconic
6.125%, 02/15/2028 (A)	1,002	974
6.000%, 05/15/2025 (A)	1,039	1,076
Ashland LLC
6.875%, 05/15/2043	1,384	1,550
Atotech Alpha 2 BV
8.750% cash/9.500% PIK, 06/01/2023 (A)	2,870	2,870
Axalta Coating Systems LLC
4.875%, 08/15/2024 (A)	275	278
Baffinland Iron Mines
8.750%, 07/15/2026 (A)	7,155	6,639
Berry Global
4.500%, 02/15/2026 (A)	4,548	4,572
Berry Global (Escrow Security)
4.875%, 07/15/2026 (A)	2,932	3,065
Boart Longyear Management Pty
10.000% cash/12.000% PIK, 12/31/2022	3,251	2,764
CF Industries
5.150%, 03/15/2034	300	318
4.950%, 06/01/2043	1,740	1,838
Chemours
6.625%, 05/15/2023	1,360	1,363
5.375%, 05/15/2027	923	829
Clearwater Paper
5.375%, 02/01/2025 (A)	1,605	1,573
Cleveland-Cliffs
6.750%, 03/15/2026 (A)	2,775	2,525
4.875%, 01/15/2024 (A)	1,831	1,657
Compass Minerals International
6.750%, 12/01/2027 (A)	1,793	1,885

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Constellium
6.625%, 03/01/2025 (A)	$594	$604
5.875%, 02/15/2026 (A)	1,807	1,825
5.750%, 05/15/2024 (A)	1,398	1,404
Cornerstone Chemical
6.750%, 08/15/2024 (A)	8,923	7,495
Crown Americas LLC
4.750%, 02/01/2026	1,324	1,376
4.250%, 09/30/2026	3,277	3,359
CVR Partners
9.250%, 06/15/2023 (A)	2,755	2,603
Eldorado
9.500%, 06/01/2024 (A)	2,325	2,478
First Quantum Minerals
7.500%, 04/01/2025 (A)	4,625	4,197
7.250%, 05/15/2022 (A)	2,835	2,651
7.250%, 04/01/2023 (A)	963	891
6.875%, 03/01/2026 (A)	1,850	1,650
6.500%, 03/01/2024 (A)	3,400	3,066
FMG Resources August 2006 Pty
4.500%, 09/15/2027 (A)	1,729	1,744
Freeport-McMoRan
5.450%, 03/15/2043	5,756	5,689
5.400%, 11/14/2034	4,983	4,933
5.250%, 09/01/2029	1,735	1,783
4.550%, 11/14/2024	305	310
4.125%, 03/01/2028	1,805	1,750
3.875%, 03/15/2023	1,837	1,852
GCP Applied Technologies
5.500%, 04/15/2026 (A)	920	907
Greif
6.500%, 03/01/2027 (A)	580	581
Hecla Mining
7.250%, 02/15/2028	2,020	2,052
Hexion
7.875%, 07/15/2027 (A)	5,118	4,568
INEOS Group Holdings
5.625%, 08/01/2024 (A)	1,805	1,787
Innophos Holdings
9.375%, 02/15/2028 (A)	2,380	2,294
Kaiser Aluminum
4.625%, 03/01/2028 (A)	1,940	1,833
Kraton Polymers LLC
7.000%, 04/15/2025 (A)	3,149	3,149
LSB Industries
9.625%, 05/01/2023 (A)	5,935	5,876
Mineral Resources
8.125%, 05/01/2027 (A)	5,225	5,482
Mountain Province Diamonds
8.000%, 12/15/2022 (A)	4,345	2,205
New Gold
6.375%, 05/15/2025 (A)	1,695	1,648

210	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
New Gold
6.250%, 11/15/2022 (A)	$3,217	$3,228
Northwest Acquisitions ULC
7.125%, 11/01/2022 (A)(B)	3,290	33
NOVA Chemicals
5.250%, 06/01/2027 (A)	455	385
5.000%, 05/01/2025 (A)	3,127	2,768
4.875%, 06/01/2024 (A)	535	492
Novelis
5.875%, 09/30/2026 (A)	3,012	3,085
4.750%, 01/30/2030 (A)	1,703	1,622
OCI
6.625%, 04/15/2023 (A)	1,075	1,096
OI European Group BV
4.000%, 03/15/2023 (A)	3,396	3,354
Owens-Brockway Glass Container
6.625%, 05/13/2027 (A)	1,945	2,047
6.375%, 08/15/2025 (A)	815	854
5.875%, 08/15/2023 (A)	1,135	1,178
PQ
6.750%, 11/15/2022 (A)	615	627
Rain CII Carbon LLC
7.250%, 04/01/2025 (A)	9,350	8,509
Reichhold Industries
9.000%, 05/01/2018 (A)(B)(D)	1,056	–
Scotts Miracle-Gro
5.250%, 12/15/2026	165	171
4.500%, 10/15/2029	1,492	1,529
Sealed Air
4.000%, 12/01/2027 (A)	1,807	1,816
Silgan Holdings
4.125%, 02/01/2028 (A)	1,788	1,792
Starfruit Finco BV
8.000%, 10/01/2026 (A)	3,540	3,658
Taseko Mines
8.750%, 06/15/2022 (A)	1,814	1,034
Teck Resources
6.125%, 10/01/2035	471	487
Trinseo Materials Operating SCA
5.375%, 09/01/2025 (A)	975	931
Tronox
6.500%, 05/01/2025 (A)	1,244	1,281
6.500%, 04/15/2026 (A)	640	606
Tronox Finance
5.750%, 10/01/2025 (A)	1,969	1,841
U.S. Steel
12.000%, 06/01/2025 (A)	336	336
Valvoline
4.250%, 02/15/2030 (A)	275	274
Venator Finance Sarl
9.500%, 07/01/2025 (A)	1,371	1,378
5.750%, 07/15/2025 (A)	1,369	877

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Warrior Met Coal
8.000%, 11/01/2024 (A)	$2,530	$2,513

		176,062

Real Estate — 1.9%
CoreCivic
4.625%, 05/01/2023	595	577
Diversified Healthcare Trust
9.750%, 06/15/2025	4,121	4,193
Equinix
5.875%, 01/15/2026	1,045	1,095
GEO Group
5.875%, 10/15/2024	170	141
5.125%, 04/01/2023	3,500	3,071
Iron Mountain
5.250%, 03/15/2028 (A)	2,300	2,334
4.875%, 09/15/2027 (A)	2,933	2,948
4.875%, 09/15/2029 (A)	5,243	5,256
iStar
4.750%, 10/01/2024	903	813
4.250%, 08/01/2025	1,783	1,562
Lamar Media
4.875%, 01/15/2029 (A)	180	185
4.000%, 02/15/2030 (A)	877	844
3.750%, 02/15/2028 (A)	1,316	1,276
MPT Operating Partnership
4.625%, 08/01/2029	1,670	1,653
Outfront Media Capital LLC
6.250%, 06/15/2025 (A)	903	929
5.000%, 08/15/2027 (A)	766	746
Realogy Group LLC
4.875%, 06/01/2023 (A)	1,699	1,512
RHP Hotel Properties
5.000%, 04/15/2023	830	768
Ryman Hospitality Properties
4.750%, 10/15/2027 (A)	3,050	2,589
SBA Communications
4.875%, 09/01/2024	545	559
Service Properties Trust
4.950%, 02/15/2027	2,313	1,870
Uniti Group
8.250%, 10/15/2023	902	848
7.875%, 02/15/2025 (A)	1,313	1,334
7.125%, 12/15/2024 (A)	1,210	1,094
6.000%, 04/15/2023 (A)	3,670	3,587
VICI Properties
4.625%, 12/01/2029 (A)	715	713
4.250%, 12/01/2026 (A)	678	672
4.125%, 08/15/2030 (A)	1,251	1,207
3.750%, 02/15/2027 (A)	215	207

SEI Institutional Investments Trust / Annual Report / May 31, 2020	211

SCHEDULE OF INVESTMENTS

May 31, 2020

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($Thousands)

CORPORATE OBLIGATIONS (continued)
3.500%, 02/15/2025 (A)	$90	$87

		44,670

Utilities — 1.9%
AES
6.000%, 05/15/2026	125	132
5.500%, 04/15/2025	565	579
AmeriGas Partners
5.875%, 08/20/2026	235	249
5.500%, 05/20/2025	2,929	3,046
Calpine
5.250%, 06/01/2026 (A)	2,000	2,071
5.125%, 03/15/2028 (A)	1,002	1,017
4.500%, 02/15/2028 (A)	5,700	5,729
Consolidated Edison of New York
3.950%, 04/01/2050	1,452	1,703
NextEra Energy Operating Partners
4.250%, 07/15/2024 (A)	2,746	2,835
NRG Energy
7.250%, 05/15/2026	2,620	2,819
6.625%, 01/15/2027	286	305
5.250%, 06/15/2029 (A)	201	219
Rockpoint Gas Storage Canada
7.000%, 03/31/2023 (A)	1,677	1,438
Talen Energy Supply LLC
6.625%, 01/15/2028 (A)	2,680	2,628
TerraForm Power Operating LLC
4.750%, 01/15/2030 (A)	225	234
4.250%, 01/31/2023 (A)	3,153	3,208
Vistra Operations LLC
5.625%, 02/15/2027 (A)	2,568	2,729
5.500%, 09/01/2026 (A)	2,075	2,179
5.000%, 07/31/2027 (A)	4,350	4,551
4.300%, 07/15/2029 (A)	2,839	2,936
3.700%, 01/30/2027 (A)	3,392	3,445

		44,052

Total Corporate Obligations (Cost $1,935,623) ($ Thousands)		1,822,820

LOAN PARTICIPATIONS — 7.9%
Academy Ltd., Initial Term Loan, 1st Lien
5.000%, VAR LIBOR+4.000%, 07/01/2022 (F)	10,038	7,478
Adient US LLC, Initial Term Loan, 1st Lien
5.450%, 05/06/2024 (F)	880	831
AI Aqua Merger Sub, Inc., Term Loan B-1, 1st Lien
4.322%, 12/13/2023	2,291	2,182

Description	Face Amount (Thousands)	Market Value ($Thousands)

LOAN PARTICIPATIONS (continued)
Air Medical Group Holdings, Inc., 2018 New Term Loan, 1st Lien
5.250%, VAR LIBOR+3.250%, 03/14/2025	$1,788	$1,706
Air Medical Group Holdings, Inc., 2018 Term Loan, 1st Lien
4.250%, VAR LIBOR+3.250%, 04/28/2022	844	817
Alvogen Pharma, Term Loan
0.000%, 12/31/2023	2,262	2,024
AMC Entertainment Holdings, Inc. (fka AMC Entertainment Inc.), Term B-1 Loan, 1st Lien
4.080%, VAR LIBOR+4.250%, 04/22/2026	125	95
American Gaming, Term Loan, 1st Lien
14.000%, 02/15/2024	1,340	1,340
American Tire Distributors, Inc., Initial Term Loan, 1st Lien
8.500%, VAR LIBOR+6.000%, 09/02/2024 (F)	5,076	3,079
American Tire Distributors, Initial Term Loan
8.950%, 09/02/2024	51	31
Ascend Learning, Term Loan, 1st Lien
4.000%, VAR LIBOR+3.250%, 07/12/2024	254	242
Asurion, LLC (fka Asurion Corporation), Second Lien Replacement B-2 Term Loan, 2nd Lien
6.674%, VAR LIBOR+0.500%, 08/04/2025	4,023	4,000
Banijay Group, Term Loan B, 1st Lien
0.000%, 03/04/2025 (F)	70	66
Bausch Health Companies Inc., Initial Term Loan, 1st Lien
3.171%, VAR LIBOR+3.000%, 06/02/2025	809	792
Big River Steel LLC, Closing Date Term Loan, 1st Lien
6.450%, VAR LIBOR+1.000%, 08/23/2023	2,322	2,113
Boardriders Inc., Initial Loan, 1st Lien
7.500%, VAR LIBOR+6.500%, 04/23/2024	3,269	2,117
0.000%, 04/23/2024	1	–
Buckeye Partners L.P., Initial Term Loan, 1st Lien
3.120%, 11/01/2026	365	354
BWay Holding Company , Initial Term Loan, 1st Lien
4.561%, VAR LIBOR+3.250%, 04/03/2024	2,071	1,884

212	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Carestream Health, Extended Loan, 2nd Lien
0.000%, 08/08/2023	$3,105	$2,329
Carestream Health, Inc., Extended Term
Loan, 2nd Lien
7.322%, VAR LIBOR+9.500%, 02/28/2021	2,148	1,976
Cengage Learning, Inc., 2016 Refinancing Term Loan, 1st Lien
5.250%, VAR LIBOR+3.750%, 06/07/2023	5,068	4,082
CenturyLink Inc., Term Loan B, 1st Lien
2.424%, 03/15/2027	254	244
Cenveo Corporation, Exit Term Loan
11.750%, 06/07/2023 (D)	2	2
Cenveo Corporation, Exit Term Loan, 1st Lien
10.500%, VAR LIBOR+9.000%, 06/07/2023 (D)	2,523	2,447
CityCenter Holdings, LLC , Term B Loan, 1st Lien
3.000%, VAR LIBOR+2.000%, 04/18/2024	962	900
Claire’s Stores, Term Loan B, 1st Lien
0.000%, 12/18/2026	2,047	1,556
ConvergeOne Holdings, Corp., Initial Term Loan
5.703%, 01/04/2026	6,227	5,036
Cornerstone OnDemand, Term Loan
5.348%, 04/22/2027	310	305
Coty Inc., Term Loan B, 1st Lien
2.472%, 04/07/2025	2,798	2,463
Diebold Nixdorf, Incorporated (f/k/a Diebold, Incorporated), Term A-1 Loan, 1st Lien
9.438%, VAR LIBOR+9.250%, 08/31/2022	3,061	2,926
East Valley Tourist Development Authority, Term Loan, 1st Lien
9.072%, VAR LIBOR+3.750%, 03/07/2022 (D)	3,868	3,250
Envision Healthcare Corporation, Initial Term Loan, 1st Lien
3.924%, VAR LIBOR+3.750%, 10/10/2025	5,702	3,709
Epic Crude Services, LP, Term Loan, 1st Lien
5.370%, VAR LIBOR+5.500%, 03/02/2026	2,990	2,235
EPIC Y-Grade Services, LP, Term Loan, 1st Lien
6.370%, VAR LIBOR+0.500%, 06/13/2024	3,695	2,657
eResearchTechnology, Inc., Initial Term Loan, 1st Lien
5.500%, VAR LIBOR+4.500%, 02/04/2027	2,073	2,018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Foresight Energy LLC, Delayed Draw Loan
0.000%, 09/04/2020	$130	$104
Foresight Energy LLC, Initial Term Loan
0.000%, 09/04/2020	185	148
Foresight Energy LLC, Term Loan, 1st Lien
7.363%, VAR LIBOR+4.000%, 03/28/2022 (B)	2,013	81
0.000%, 09/11/2020	255	204
Frontier Communications Corporation, Term B-1 Loan, 1st Lien
5.350%, VAR LIBOR+3.750%, 06/15/2024	1,583	1,551
Gates Global LLC, Initial B-2 Dollar Term Loan, 1st Lien
3.750%, VAR Euribor+3.000%, 04/01/2024	863	826
GFL Environmental, Incremental Term Loan
4.000%, 05/30/2025 (G)	556	548
Go Wireless, Inc., Senior Lien Term Loan, None
7.500%, VAR FIXED+6.500%, 12/22/2024 (F)	484	355
Green Energy Partners/Stonewall LLC, Term B-1 Conversion Advances, 1st Lien
6.950%, VAR LIBOR+5.500%, 11/13/2021 (D)	721	591
Harland Clarke Holdings Corp. (fka Clarke American Corp.), Initial Term Loan, 1st Lien
5.750%, VAR Prime Rate by Country+4.250%, 11/03/2023	441	271
iHeartCommunications, Inc. (fka Clear Channel Communications, Inc.), New Term Loan, 1st Lien
3.174%, VAR LIBOR+3.000%, 05/01/2026	723	674
II-VI Inc., Term Loan B, 1st Lien
3.674%, 09/24/2026	1,821	1,751
Indivior Finance S.a r.l., 2017 Replacement USD Term Loan, 1st Lien
5.500%, VAR LIBOR+4.250%, 12/19/2022 (D)	873	751
Informatica LLC , Dollar 2020 Term Loan, 1st Lien
3.424%, VAR LIBOR+3.250%, 02/25/2027	149	142
Jaguar Holding Company I, LLC (fka Jaguar Holding Company I), 2018 Term Loan, 1st Lien
3.500%, VAR LIBOR+2.500%, 08/18/2022	1,043	1,038
JC Penney, Delay Draw Term Loan
0.000%, 11/15/2020 (F)	1,500	1,500

SEI Institutional Investments Trust / Annual Report / May 31, 2020	213

SCHEDULE OF INVESTMENTS

May 31, 2020

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
JC Penney, Term Loan, 1st Lien
5.250%, VAR LIBOR+4.250%, 06/23/2023 (F)	$5,057	$1,760
Knight Engery Services
8.500%, 02/09/2024 (D)	73	–
Kronos Acquisition Intermediate Inc., Initial Loan, 1st Lien
5.000%, VAR LIBOR+4.000%, 05/15/2023	575	548
Kronos Incorporated, Initial Term Loan, 1st Lien
9.250%, 11/01/2024	1,104	1,092
Lanai Holdings II, Inc., Initial Term Loan, 1st Lien
5.750%, VAR LIBOR+4.750%, 08/29/2022	6,502	5,705
Lifescan Global Corporation, Initial Term Loan, 1st Lien
7.451%, 10/01/2024	54	46
Lifescan Global Corporation, Initial Term Loan, 2nd Lien
7.175%, VAR LIBOR+12.500%, 10/01/2024 (F)	9,303	7,917
Ligado Networks LLC (fka New LightSquared, LLC), Junior Loan, 2nd Lien
13.500%, VAR LIBOR+3.750%, 12/07/2020 (D)	222	89
Mashantucket (Western) Pequot Tribe, Term B Loan, 1st Lien
9.375%, VAR Euribor+3.250%, 06/30/2020 (D)	11,734	10,912
Mavenir Systems, Inc., Initial Term Loan, 1st Lien
7.000%, VAR LIBOR+3.250%, 05/08/2025 (D)	3,698	3,587
McGraw-Hill Global Education Holdings, LLC, Term B Loan, 1st Lien
5.450%, VAR LIBOR+5.750%, 05/04/2022	6,063	5,154
Medallion Midland, Term Loan B, 1st Lien
4.250%, VAR LIBOR+3.250%, 10/30/2024	1,996	1,669
Merrill Communications LLC Term Loan B (2019)
6.195%, 10/05/2026 (D)	2,507	2,357
Metroflag, Term Loan, 2nd Lien
14.000%, VAR LIBOR0.000%, 01/06/2009 (D)	325	–
MLN US HoldCo LLC, Term B Loan, 2nd Lien
4.830%, VAR LIBOR+8.750%, 11/30/2025	1,449	1,093

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Monitronics International Inc., Term Loan, 1st Lien
7.750%, 03/29/2024	$4,048	$2,804
Murray Energy, Term Loan
13.000%, 07/31/2020	420	206
Neiman Marcus Group LTD LLC, Cash Pay/PIK Extended Term Loan, 1st Lien
8.000%, VAR LIBOR+3.250%, 10/25/2023 (B)	2,002	401
Nestle Skin Health, Term Loan B
5.322%, 10/01/2026	1,397	1,336
New rue21, LLC, Term Loan, 1st Lien
12.500%, VAR LIBOR+6.000%, 09/22/2022	178	102
Nine West Holdings Inc., Term Loan
9.116%, 03/19/2024	1,178	982
Nouryon Finance B.V., Initial Dollar Term Loan, 1st Lien
3.222%, VAR LIBOR+3.000%, 10/01/2025	945	899
Panther BF Aggregator 2 L P, Initial Dollar Term Loan, 1st Lien
3.674%, VAR LIBOR+3.500%, 04/30/2026	1,144	1,087
Peak 10, Term Loan
4.950%, VAR LIBOR+7.250%, 08/01/2024	7,968	6,417
Petco Animal Supplies, Inc., Term Loan, 1st Lien
4.250%, VAR LIBOR+5.000%, 01/26/2023	1,465	1,010
PetSmart, Inc., Amended Loan, 1st Lien
5.000%, VAR LIBOR+3.000%, 03/11/2022	754	741
Plantronics, Inc., Initial Term B Loan, 1st Lien
2.674%, VAR LIBOR+2.500%, 07/02/2025	934	744
Plantronics, Term Loan B
3.459%, 07/02/2025	141	112
Rackspace Hosting, Inc., Term B Loan
4.000%, 11/03/2023 (G)	1,318	1,281
Red Lobster Management LLC, Initial Term Loan
6.250%, 07/28/2021 (D)(F)	3,413	2,730
Red Lobster Management LLC, Initial Term Loan, 1st Lien
6.250%, 07/28/2021	1	1
Refinitiv US Holdings Inc., Initial Dollar Term Loan, 1st Lien
3.424%, VAR LIBOR+3.250%, 10/01/2025	395	389

214	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
Revlon Consumer Products Corporation, Initial Term B Loan, 1st Lien
4.950%, VAR LIBOR+3.500%, 09/07/2023	$1,852	$493
4.250%, VAR LIBOR+3.500%, 09/07/2023 (F)	6,190	1,646
Schenectady International Group, Inc., Initial Term Loan, 1st Lien
4.997%, VAR LIBOR+4.750%, 10/15/2025	3,271	3,026
4.924%, VAR LIBOR+4.750%, 10/15/2025	58	54
Shutterfly, Term Loan B, 1st Lien
7.450%, 09/25/2026	357	315
Sotera Health Holdings, LLC, Initial Term Loan, 1st Lien
5.500%, VAR LIBOR+4.500%, 12/11/2026	896	868
SP PF Buyer LLC, Term Loan, 1st Lien
4.674%, 12/22/2025	2,802	2,095
Staples, Inc., 2019 Refinancing New Term B-1 Loan, 1st Lien
5.687%, VAR LIBOR+5.000%, 04/16/2026	2,691	2,376
Steinway Musical Instruments, Term Loan B, 1st Lien
4.750%, VAR LIBOR+3.750%, 02/14/2025	1,420	1,315
Syniverse Holdings, Inc., Tranche C Term Loan , 1st Lien
6.873%, VAR LIBOR+3.000%, 03/09/2023	7,981	4,945
Team Health Holdings, Inc., Initial Term Loan, 1st Lien
3.750%, VAR LIBOR+6.000%, 02/06/2024	9,363	6,792
TGG TS Acquisition Company, Term B Loan, 1st Lien
6.668%, VAR LIBOR+6.500%, 12/14/2025	255	230
Titan Acquisition Limited, Initial Term Loan, 1st Lien
4.450%, VAR LIBOR+3.000%, 03/28/2025	1,958	1,767
T-Mobile USA, Inc., Assignment, 1st Lien
3.174%, 04/01/2027 (F)	1,015	1,015
Traverse Midstream Partners LLC, Advance, 1st Lien
5.000%, VAR LIBOR+4.000%, 09/27/2024	7,021	5,763
Twin River, Term Loan, 1st Lien
9.000%, 05/11/2026	1,091	1,094

Description	Face Amount (Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS (continued)
U.S. Renal Care, Inc., Initial Term Loan
5.188%, VAR LIBOR+4.250%, 06/26/2026	$742	$705
Vertiv Group Corporation, Term Loan B, 1st Lien
3.330%, 03/02/2027	230	220
Windstream Services, LLC (fka Windstream Corporation), Tranche B-6 Term Loan (2016), 1st Lien
8.250%, VAR Prime Rate by Country+4.250%, 03/29/2021 (F)	3,268	1,890
Woodford Express LLC, Term Loan B, 1st Lien
6.000%, VAR LIBOR+5.000%, 01/27/2025	2,194	1,309
Zayo Group Holdings Inc., Initial Dollar Term Loan, 1st Lien
3.174%, 03/09/2027	530	509

Total Loan Participations (Cost $213,707) ($ Thousands)		181,419

ASSET-BACKED SECURITIES — 7.7%

Other Asset-Backed Securities — 7.7%
Airplanes Pass-Through Trust, Ser 2001-1A, Cl A9
2.209%, VAR ICE LIBOR USD 1 Month+0.550%, 03/15/2019 (A) (D)(M)	835	31
Ares XXXIV CLO, Ser 2015-2A
0.000%, 04/17/2033 (A)(D)(G)	12,697	6,348
Ares XXXIV CLO, Ser 2020-2A, Cl FR
9.376%, VAR ICE LIBOR USD 3 Month+8.600%, 04/17/2033 (A)(D)	2,304	1,383
B&M CLO, Ser 2014-1A, Cl E
6.926%, VAR ICE LIBOR USD 3 Month+5.750%, 04/16/2026 (A)(D)	2,520	1,260
Battalion CLO IV, Ser 2013-4A
0.000%, 10/22/2025 (A)(D)(G)	1,560	–
Battalion CLO V, Ser 2014-5A
0.000%, 04/17/2026 (A)(D)(G)	3,445	62
Battalion CLO VII, Ser 2014-7A
0.000%, 07/17/2028 (A)(D)(G)	4,614	923
Battalion CLO VIII, Ser 2015-8A
0.000%, 07/18/2030 (A)(D)(G)(L)	4,378	1,620
Battalion CLO X, Ser 2016-10A
0.000%, 01/24/2029 (A)(D)(G)(L)	6,380	3,002
Battalion CLO XI, Ser 2017-11A
0.000%, 10/24/2029 (A)(D)(G)	10,431	6,571
Battalion CLO XII, Ser 2018-12A
0.000%, 05/17/2031 (A)(D)(G)	8,633	5,722

SEI Institutional Investments Trust / Annual Report / May 31, 2020	215

SCHEDULE OF INVESTMENTS

May 31, 2020

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Battalion CLO XIV, Ser 2019-14A
0.000%, 04/20/2032 (D)(G)	$6,147	$3,943
Battalion CLO XVI, Ser 2019-16A
0.000%, 12/19/2032 (A)(D)(G)	6,023	3,674
Benefit Street Partners CLO III, Ser 2013-IIIA
0.000%, 07/20/2029 (A)(D)(G)(L)	2,640	607
Benefit Street Partners CLO IV, 0.000% (D)(G)	4,862	729
Benefit Street Partners CLO IX, 0.000% (D)(G)	3,363	1,462
Benefit Street Partners CLO V, 0.000% (D)(G)	6,413	–
Benefit Street Partners CLO V, Ser 2018-5BA
0.000%, 04/20/2031 (D)(G)	10,301	3,709
Benefit Street Partners CLO VI, Ser 2015-VIA
0.000%, 10/18/2029 (A)(D)(G)	9,535	2,098
Benefit Street Partners CLO VII, Ser 2015-VIII
0.000%, 07/18/2027 (D)(G)	9,035	1,946
Benefit Street Partners CLO VIII
0.000%, 01/20/2031 (A)(D)(G)(L)	9,000	4,320
Benefit Street Partners CLO X, Ser 2016-10A
0.000%, 01/15/2029 (A)(D)(G)	8,928	2,053
Benefit Street Partners CLO XII, Ser 2017-12A
0.000%, 10/15/2030 (A)(D)(G)	10,091	3,431
Benefit Street Partners CLO XII, Ser 2017- 12A, Cl C
4.269%, VAR ICE LIBOR USD 3 Month+3.050%, 10/15/2030 (A)(D)	1,950	1,736
Benefit Street Partners CLO XIV, Ser 2018-14A
0.000%, 04/20/2031 (A)(D)(G)	6,857	2,629
Benefit Street Partners CLO XVIII, Ser 2019-18A
0.000%, 10/15/2032 (A)(D)(G)	6,048	3,145
Benefit Street Partners CLO, Warehouse Note
0.000%, (D)(H)	2,270	2,248
Cathedral Lake CLO III, Ser 2015-3A
0.000%, 01/15/2026 (A)(D)(G)	2,506	902
Cathedral Lake V, Ser 2018-5A
0.000%, 10/21/2030 (A)(D)(G)	5,673	2,383
CVP Cascade CLO-2, Ser 2014-2A, Cl D
5.935%, VAR ICE LIBOR USD 3 Month+4.800%, 07/18/2026 (A)(D)	2,337	1,145
CVP Cascade CLO-2, Ser 2014-2A, Cl E
6.935%, VAR ICE LIBOR USD 3 Month+5.800%, 07/18/2026 (A)(D)	2,579	1,032
Dryden 75 CLO, Ser 2019-75A
0.000%, 07/15/2030 (A)(D)(G)	5,115	2,967
Figueroa CLO, Ser 2013-2A
0.000%, 06/20/2027 (A)(D)(G)	3,046	12
Great Lakes CLO, Ser 2014-1A
0.000%, 10/15/2029 (A)(D)(G)	4,940	1,630
Great Lakes CLO, Ser 2015-1A
0.000%, 01/16/2030 (A)(D)(G)	6,015	1,805

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Great Lakes CLO, Ser 2017-1A, Cl ER
8.719%, VAR ICE LIBOR USD 3 Month+7.500%, 10/15/2029 (A)(D)	$3,376	$2,596
Great Lakes CLO, Ser 2017-1A, Cl FR
11.219%, VAR ICE LIBOR USD 3 Month+10.000%, 10/15/2029 (A)(D)	1,972	1,293
Great Lakes CLO, Ser 2018-1A, Cl ER
8.536%, VAR ICE LIBOR USD 3 Month+7.360%, 01/16/2030 (A)(D)	4,328	3,263
Great Lakes CLO, Ser 2018-1A, Cl FR
11.176%, VAR ICE LIBOR USD 3 Month+10.000%, 01/16/2030 (A)(D)	1,595	1,032
IVY Hill Middle Market Credit Fund XII, Ser 2017-12A
0.000%, 07/20/2029 (A)(D)(G)	1,149	883
IVY Hill Middle Market Credit Fund XII, Ser 2017-12A, Cl D
8.695%, VAR ICE LIBOR USD 3 Month+7.560%, 07/20/2029 (A)(D)	5,687	4,408
IVY Hill Middle Market Credit Fund XIV, Ser 2018-14A
0.000%, 04/18/2030 (A)(D)(G)	2,164	1,230
IVY Hill Middle Market Credit Fund XIV, Ser 2018-14A, Cl D
8.205%, VAR ICE LIBOR USD 3 Month+7.070%, 04/18/2030 (A)(D)	2,886	1,964
Lockwood Grove CLO, Ser 2014-1A
0.000%, 01/25/2030 (A)(D)(G)	4,865	1,703
Lockwood Grove CLO, Ser 2018-1A, Cl ERR
6.841%, VAR ICE LIBOR USD 3 Month+5.850%, 01/25/2030 (A)(D)	3,263	2,023
Neuberger Berman CLO XVI-S, Ser 2018-16SA
0.000%, 01/15/2028 (A)(D)(G)	1,563	768
Neuberger Berman CLO XXII, Ser 2016-22A
0.000%, 10/17/2030 (A)(D)(G)	5,235	2,251
Neuberger Berman CLO XXII, Ser 2016-22A, Cl F
0.100%, 10/17/2030 (A)(D)	161	32
Neuberger Berman Loan Advisers CLO 36, Ser 2020-36A, Cl INC
0.000%, 04/20/2033 (A)(D)(G)	1,780	1,335
Neuberger Berman Loan Advisers CLO 36, Ser 2020-36A, Cl SPIN
0.000%, 04/20/2033 (A)(D)(G)	23	21
NewStar Berkeley Fund CLO LLC, Ser 2016-1A
0.000%, 10/25/2028 (A)(D)(G)(L)	21,812	6,325
NewStar Berkeley Fund CLO LLC, Ser 2016- 1A, Cl E
8.741%, VAR ICE LIBOR USD 3 Month+7.750%, 10/25/2028 (A)(D)	15,428	10,831

216	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
NewStar Clarendon Fund CLO LLC, Ser 2015- 1A, Cl E
7.041%, VAR ICE LIBOR USD 3 Month+6.050%, 01/25/2027 (A)(D)(L)	$4,470	$3,321
NewStar Exeter Fund CLO, Ser 2015-1RA, Cl E
8.335%, VAR ICE LIBOR USD 3 Month+7.200%, 01/20/2027 (A)(D)	5,110	3,953
NewStar Fairfield Fund CLO, Ser 2015-2A
0.000%, 04/20/2030 (A)(D)(G)	9,028	4,322
NewStar Fairfield Fund CLO, Ser 2018-2A, Cl DN
8.515%, VAR ICE LIBOR USD 3 Month+7.380%, 04/20/2030 (A)(D)	4,200	2,467
OCP CLO, Ser 2017-14A
0.000%, 11/20/2030 (A)(D)(G)	3,012	1,295
Onex Credit Partners CLO, Warehouse Note
0.000%, (D)(H)	1,513	1,498
Shackleton CLO, Ser 2014-6A
0.000%, 07/17/2026 (A)(D)(G)	7,965	1
Shackleton CLO, Ser 2014-6RA
0.000%, 07/17/2028 (D)(G)	6,412	385
Shackleton CLO, Ser 2019-14A
0.000%, 07/20/2030 (A)(D)(G)	3,251	1,593
TCP Whitney CLO, Ser 2017-1I
0.000%, 08/20/2029 (D)(G)	13,119	10,140
TCW CLO, Ser 2017-1A
0.000%, 07/29/2029 (A)(D)(G)	7,377	4,426
TCW CLO, Ser 2018-1A
0.000%, 04/25/2031 (A)(D)(G)	5,509	3,145
TCW CLO, Ser 2019-2A
0.000%, 10/20/2032 (A)(D)(G)	5,959	4,052
TCW CLO, Warehouse Note, Ser 2020-1
0.000%, (D)(H)	8,139	6,186
Telos CLO, Ser 2018-5A, Cl BR
2.615%, VAR ICE LIBOR USD 3 Month+1.480%, 04/17/2028 (A)(D)	1,624	1,538
Venture 35 CLO, Ser 2018-35A
0.000%, 10/22/2031 (A)(D)(G)	15,819	6,248
Venture XXV CLO, Ser 2016-25A
0.000%, 04/20/2029 (A)(D)(G)	2,950	1,210
Venture XXVI CLO, Ser 2017-26A
0.000%, 01/20/2029 (A)(D)(G)	2,865	831
Venture XXVIII CLO, Ser 2017-28A
0.000%, 07/20/2030 (A)(D)(G)	5,750	2,817

Total Asset-Backed Securities (Cost $210,190) ($ Thousands)		177,914

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CONVERTIBLE BONDS — 0.9%
Air Canada CV to 65.1337
4.000%, 07/01/2025 (A)	$400	$411
Booking Holdings CV to 0.5301
0.750%, 05/01/2025 (A)	670	827
Burlington Stores CV 4.5418
2.250%, 04/15/2025 (A)	671	789
Callaway Golf CV to 56.7698
2.750%, 05/01/2026 (A)	223	246
Carnival CV to 100.0000
5.750%, 04/01/2023 (A)	873	1,433
CHC Group LLC CV to 125.0000
10.717%, 10/01/2020 (D)(I)	200	30
Cheniere Energy CV to 7.2265
4.250%, 03/15/2045	908	549
Chesapeake Energy CV to 116.7134
5.500%, 09/15/2026	180	6
DISH Network CV to 15.3429
3.375%, 08/15/2026	785	692
EQT CV to 66.6667
1.750%, 05/01/2026 (A)	445	487
Liberty Media CV to 16.7764
3.750%, 02/15/2030	7,219	4,800
Liberty Media CV to 22.9469
4.000%, 11/15/2029	2,182	1,457
MagnaChip Semiconductor CV to 121.1387
5.000%, 03/01/2021	500	704
MGIC Investment CV to 74.0741
9.000%, 04/01/2063 (A)	3,110	4,014
NextEra Energy Partners CV to 18.9170
1.500%, 09/15/2020 (A)	383	396
Oasis Petroleum CV 76.365
2.625%, 09/15/2023	180	18
Penn National Gaming CV to 45.7350
2.750%, 05/15/2026	226	352
Pioneer Natural Resources CV to 9.1098
0.250%, 05/15/2025 (A)	564	612
Snap CV to 46.1233
0.250%, 05/01/2025 (A)	445	486
Southwest Airlines CV to 25.9909
1.250%, 05/01/2025	890	1,001
Tutor Perini CV to 33.0579
2.875%, 06/15/2021	1,725	1,611

Total Convertible Bonds (Cost $20,523) ($ Thousands)		20,921

	Shares

COMMON STOCK — 0.9%
Amplify Energy Corp	110,885	122
Aquity Equity *(D)	89,545	940
Aspect Software CR1 *(D)	40,500	–
Aspect Software CR2 *(D)	16,397	–
ATD New Holdings *(D)	3,257	47

SEI Institutional Investments Trust / Annual Report / May 31, 2020	217

SCHEDULE OF INVESTMENTS

May 31, 2020

High Yield Bond Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Battalion Oil *	6,488	$38
Berry Corp	445,831	1,890
Cenveo Corp *	66,991	938
CHC Group LLC *	3,887	2
Claire’s Stores Inc, 0.000% *(D)(L)	858	472
Clear Channel Outdoor Holdings Inc, Cl A *	345,144	333
CUI Acquisition *(D)	3	–
Cumulus Media Inc, Cl A *	109,292	565
Global Aviation Holdings, Cl A *(D)	101,199	–
Gymboree *(D)	18,542	9
Gymboree Holding *(D)	52,848	26
Hexion Holdings *	194,188	1,167
iHeartMedia Inc (J)	35,187	306
iHeartMedia Inc, Cl A *(J)	119,604	1,041
Jupiter Resources *(D)	571,046	571
Knight Energy Services *(D)(K)	2,205	–
Medical Card Systems *(D)	395,653	–
Monitronics International *(D)(L)	385,168	3,767
Nine West	163,718	928
Parker Drilling *	143,734	941
Quad/Graphics Inc, Cl A	173	1
Reichhold Industries *(D)(L)	1,755	1,525
Remington Outdoor Company *(D)(L)	19,372	23
Rue 21 *	2,551	26
SandRidge Energy (Escrow Security) (D)	7,605,000	–
SandRidge Energy Inc *	10,878	17
TE Holdcorp *(D)	67,771	–
Titan Energy LLC *	22,243	1
UCI International *(D)(L)	39,275	844
VICI Properties Inc ‡	123,500	2,423
Vistra Energy Corp	46,760	956

Total Common Stock (Cost $47,743) ($ Thousands)		19,919

PREFERRED STOCK — 0.5%
2020 Mandatory Exchangeable Trust, 6.500%	901	971
ArcelorMittal, 5.500%	45,000	1,160
Claire’s Stores Inc, 0.000% *(D)(L)	601	1,052
Crestwood Equity Partners, 9.250% (I)	548,690	3,638
Danaher, 5.000%	902	937
FHLMC, 0.000% *	29,819	365
FNMA, 0.000% *	43,993	529
Ladenburg Thalmann Financial Services, 6.500%	99,400	1,630
MYT Holding, 10.000%	608,423	304
TE Holdcorp, 0.000% *(D)	118,617	–

Total Preferred Stock (Cost $12,416) ($ Thousands)		10,586

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS — 0.3%
Connecticut — 0.1%
Mohegan Tribal Finance Authority, RB Callable 02/01/2023 @ 100
7.000%, 02/01/2045 (A)	$2,940	$2,705

Puerto Rico — 0.2%
Commonwealth of Puerto Rico, Ser A, GO
5.250%, 07/01/2023 (B)(D)	635	364
5.125%, 07/01/2037 (B)	465	263
5.000%, 07/01/2041 (B)	1,225	678
Puerto Rico, Electric Power Authority, Ser A, RB
5.000%, 07/01/2042 (B)(D)	230	135
Puerto Rico, Electric Power Authority, Ser AAA, RB
5.250%, 07/01/2025 (B)(D)	335	197
5.250%, 07/01/2027 (B)(D)	435	256
Puerto Rico, Electric Power Authority, Ser CCC, RB
5.250%, 07/01/2026 (B)	695	409
Puerto Rico, Electric Power Authority, Ser CCC, RB
5.250%, 07/01/2027 (B)(D)	570	336
Puerto Rico, Electric Power Authority, Ser NN, RB
5.500%, 07/01/2020 (B)(D)	690	408
Puerto Rico, Electric Power Authority, Ser TT, RB
5.000%, 07/01/2032 (B)(D)	425	249
Puerto Rico, Electric Power Authority, Ser WW, RB
5.500%, 07/01/2020 (B)(D)	285	168
5.500%, 07/01/2021 (B)(D)	285	169
5.500%, 07/01/2038 (B)(D)	135	80
5.250%, 07/01/2033 (B)(D)	190	112
Puerto Rico, Electric Power Authority, Ser XX, RB
5.250%, 07/01/2035 (B)	110	65

		3,889

Total Municipal Bonds (Cost $7,159) ($ Thousands)		6,594

218	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Description	Number of Warrants	Market Value ($ Thousands)

WARRANTS — 0.0%
Guitar Center Holdings, Expires 04/16/2025 Strike Price $– *(D)	29,435	$–
iHeart Communications, Expires 05/01/2039 Strike Price $– *(D)(L)	24,100	193
Jack Cooper Holdings, Expires 04/26/2027 Strike Price $– *(D)	3,400	–
Lion Holdings, Expires 12/30/2027 Strike Price $– * (D)(L)	2,380	–
Remington Arms, Expires Strike Price $– *(D)(L)	19,534	3
SandRidge Energy, Expires 10/07/2022 Strike Price $41 *	14,900	–
SandRidge Energy, Expires 10/07/2022 Strike Price $42 *	6,273	–

Total Warrants (Cost $505) ($ Thousands)		196

	Shares

CASH EQUIVALENT — 1.7%
SEI Daily Income Trust, Government Fund, Cl F
0.090%**†	40,088,263	40,088

Total Cash Equivalent (Cost $40,088) ($ Thousands)		40,088

Total Investments in Securities — 99.1% (Cost $2,487,954) ($ Thousands)		$2,280,457

SEI Institutional Investments Trust / Annual Report / May 31, 2020	219

SCHEDULE OF INVESTMENTS

May 31, 2020

High Yield Bond Fund (Concluded)

A list of open centrally cleared swap agreements held by the Fund at May 31, 2020 is as follows:

Credit Default Swaps
Reference Entity/ Obligation	Buy/Sell Protection	(Pays)/ Receives Rate	Payment Frequency	Termination Date	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
CDX.NA.HY.33 Index	Sell	5.00%	Quarterly	12/20/2024	(1,839)	$(35)	$(58)	$23
CDX.NA.HY.34 Index	Sell	5.00%	Quarterly	06/20/2025	(1,000)	(19)	2	(21)

						$(54)	$(56)	$2

Percentages	are based on Net Assets of $2,300,321 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2020.

†	Investment in Affiliated Security (see Note 6).

‡	Real Estate Investment Trust.

(A)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On May 31, 2020, the value of these securities amounted to $1,429,526 ($ Thousands), representing 62.1% of the Net Assets of the Fund.

(B)	Security is in default on interest payment.

(C)	Perpetual security with no stated maturity date.

(D)	Level 3 security in accordance with fair value hierarchy.

(E)	Securities considered restricted. The total market value of such securities as of May 31, 2020 was $0 ($ Thousands) and represented 0.0% of the Net Assets of the Fund.

(F)	Unsettled bank loan. Interest rate may not be available.

(G)	Interest rate unavailable.

(H)	Warehouse Note - Interest rate and maturity date are unavailable.

(I)	Security is a Master Limited Partnership. At May 31, 2020, such securities amounted to $3,638 ($ Thousands), or 0.2% of the net assets (See Note 2).

(J)	Security, or a portion thereof, is owned through a holding entity, Bamboo Temple, LLC.

(K)	Security, or a portion thereof, is owned through a holding entity, Knights Energy Topco, LLC.

(L)

Security fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees. The total market value of such securities as of May 31, 2020 was $31,498 ($ Thousands) and represented 1.4% of the Net Assets of the Fund.

(M)	Security, or a portion thereof, is owned through a holding entity, 717 AEP Leasing, LLC.

The following is a list of the level of inputs used as of May 31, 2020, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)(1)	Total ($)
Corporate Obligations	–	1,813,412	9,408	1,822,820
Loan Participations	–	149,461	31,958	181,419
Asset-Backed Securities	–	–	177,914	177,914
Convertible Bonds	–	20,891	30	20,921
Common Stock	9,800	956	9,163	19,919
Preferred Stock	6,579	2,955	1,052	10,586
Municipal Bonds	–	4,120	2,474	6,594
Warrants	–	–	196	196
Cash Equivalent	40,088	–	–	40,088

Total Investments in Securities	56,467	1,991,795	232,195	2,280,457

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Centrally Cleared Swaps
Credit Default Swaps*
Unrealized Appreciation	–	23	–	23
Unrealized Depreciation	–	(21)	–	(21)

Total Other Financial Instruments	–	2	–	2

*	Swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

Cl — Class

CLO — Collateralized Loan Obligation

CV — Convertible Security

DAC — Designated Activity Company

EURIBOR— Euro Interbank Offered Rate

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GO — General Obligation

ICE— Intercontinental Exchange

LIBOR— London Interbank Offered Rate

LLC — Limited Liability Company

LP — Limited Partnership

LLLP — Limited Liability Limited Partnership

Ltd. — Limited

PIK — Payment-In-Kind

Pty — Proprietary

RB — Revenue Bond

Ser — Series

ULC — Unlimited Liability Company

USD — United States Dollar

VAR — Variable Rate

220	SEI Institutional Investments Trust / Annual Report / May 31, 2020

The following table depicts purchases and transfers in and/or out of Level 3 investments during the period for investments held as of May 31, 2020 ($ Thousands).

	Investments in Corporate Obligations	Investments in Loan Participations	Investments in Asset-Backed Securities	Investments in Convertible Bonds	Investments in Common Stock	Investments in Preferred Stock	Investments in Municipal Bonds	Investments in Warrants
Balance as of May 31, 2019	$6,027	$21,610	$251,387	$60	$9,183	$1,956	$7,104	$–
Accrued discounts/premiums	83	(430)	355	19	–	–	–	–
Realized gain/(loss)	(197)	1,116	563	(88)	(324)	99	–	–
Change in unrealized appreciation/ (depreciation)	(246)	(2,578)	(68,823)	39	(3,633)	(133)	(266)	196
Purchases	6,142	1,706	47,084	–	6,400	–	–	–
Sales	(2,496)	(5,080)	(52,652)	–	(762)	(870)	–	–
Net transfer into Level 3	95	15,614	–	–	48	–	1,336	–
Net transfer out of Level 3	–	–	–	–	(1,749)	–	(5,700)	–
Ending Balance as of May 31, 2020	$9,408	$31,958	$177,914	$30	$9,163	$1,052	$2,474	$196
Changes in unrealized gains/(losses) included in earnings related to securities still held at reporting date	$(893)	$(3,340)	$(80,626)	$(958)	$(5,232)	$33	$(379)	$196

(1) Of the $232,195 ($ Thousands) in Level 3 securities as of May 31, 2020, $8,191 ($ Thousands) or 0.4% of the Net Assets of the Fund are not valued via third party pricing vendors and broker quotes. If significant, the disclosure of the unobservable inputs and the interrelationships and sensitivity between these inputs are required for those Level 3 securities that are not valued by third party pricing vendors or broker quotes. The value of these securities is immaterial and no further disclosure is required.

For the year ended May 31, 2020, there were transfers between Level 2 and Level 3 assets and liabilities. The transfers were due to changes in the availability of observable inputs used to determine fair value.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2020 ($ Thousands):

Security Description	Value 5/31/2019	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 5/31/2020	Shares	Income	Capital Gains

SEI Daily Income Trust, Government Fund, Cl F	$ 88,777	$ 1,184,045	$ (1,232,734)	$ –	$ –	$ 40,088	40,088,263	$ 1,231	$ –

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements

SEI Institutional Investments Trust / Annual Report / May 31, 2020	221

SCHEDULE OF INVESTMENTS

May 31, 2020

Long Duration Fund

Sector Weightings (Unaudited)†:

†Percentages based on total investments.

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS — 70.9%

Communication Services — 9.8%
America Movil
6.375%, 03/01/2035	$305	$437
6.125%, 03/30/2040	595	819
4.375%, 04/22/2049	820	969
AT&T
6.000%, 08/15/2040	2,225	2,877
5.700%, 03/01/2057	677	888
5.550%, 08/15/2041	885	1,110
5.450%, 03/01/2047	105	132
5.350%, 09/01/2040	200	249
5.250%, 03/01/2037	965	1,180
5.150%, 11/15/2046	560	685
5.150%, 02/15/2050	1,710	2,124
4.850%, 07/15/2045	505	579
4.800%, 06/15/2044	4,047	4,667
4.750%, 05/15/2046	365	425
4.650%, 06/01/2044	308	342
4.550%, 03/09/2049	400	455
4.500%, 05/15/2035	4,225	4,754
4.500%, 03/09/2048	629	713
4.350%, 06/15/2045	6,752	7,523
4.300%, 12/15/2042	300	332
3.850%, 06/01/2060	365	370
3.650%, 06/01/2051	624	632
CBS
3.700%, 06/01/2028	1,173	1,219
Charter Communications Operating LLC
6.484%, 10/23/2045	2,218	2,914
6.384%, 10/23/2035	2,280	2,986
5.375%, 05/01/2047	497	589
4.800%, 03/01/2050	790	880
3.700%, 04/01/2051	360	345

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Comcast
6.400%, 05/15/2038	$794	$1,162
4.950%, 10/15/2058	468	656
4.700%, 10/15/2048	4,292	5,594
4.600%, 10/15/2038	430	535
4.600%, 08/15/2045	835	1,058
4.250%, 01/15/2033	430	519
4.049%, 11/01/2052	1,626	1,946
4.000%, 03/01/2048	465	554
3.999%, 11/01/2049	863	1,021
3.969%, 11/01/2047	2,373	2,804
3.900%, 03/01/2038	1,375	1,605
3.750%, 04/01/2040	2,114	2,413
3.400%, 04/01/2030	315	357
2.800%, 01/15/2051	860	848
Cox Communications
4.700%, 12/15/2042 (A)	353	399
Deutsche Telekom International Finance
4.875%, 03/06/2042 (A)	695	830
Discovery Communications LLC
5.300%, 05/15/2049	375	426
5.200%, 09/20/2047	365	405
5.000%, 09/20/2037	665	729
4.875%, 04/01/2043	590	624
4.650%, 05/15/2050	540	577
Fox
5.576%, 01/25/2049	1,340	1,801
5.476%, 01/25/2039	755	970
Interpublic Group
5.400%, 10/01/2048	218	235
Koninklijke
8.375%, 10/01/2030	200	287
Level 3 Financing
3.875%, 11/15/2029 (A)	940	962
NBC Universal Media LLC
5.950%, 04/01/2041	686	991
Rogers Communications
5.000%, 03/15/2044	1,077	1,393
4.500%, 03/15/2043	257	303
SES GLOBAL Americas Holdings GP
5.300%, 03/25/2044 (A)	1,200	1,143
Sprint Spectrum LLC
5.152%, 03/20/2028 (A)	1,780	1,985
Telefonica Emisiones SAU
5.213%, 03/08/2047	420	510
Tencent Holdings MTN
4.525%, 04/11/2049 (A)	550	698
Time Warner Cable LLC
7.300%, 07/01/2038	475	634
6.750%, 06/15/2039	475	624
6.550%, 05/01/2037	1,005	1,284
5.875%, 11/15/2040	1,995	2,453

222	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
5.500%, 09/01/2041	$2,935	$3,467
4.500%, 09/15/2042	675	724
T-Mobile USA
4.500%, 04/15/2050 (A)	2,463	2,782
4.375%, 04/15/2040 (A)	650	718
Verizon Communications
5.250%, 03/16/2037	2,420	3,249
5.012%, 04/15/2049	335	465
5.012%, 08/21/2054	2,454	3,513
4.750%, 11/01/2041	495	651
4.672%, 03/15/2055	555	761
4.522%, 09/15/2048	1,339	1,748
4.500%, 08/10/2033	3,985	4,945
4.400%, 11/01/2034	900	1,106
4.272%, 01/15/2036	1,265	1,536
3.850%, 11/01/2042	355	417
ViacomCBS
5.850%, 09/01/2043	1,825	1,980
4.950%, 05/19/2050	1,043	1,073
4.850%, 12/15/2034	1,000	1,045
4.600%, 01/15/2045	310	300
Vodafone Group
5.250%, 05/30/2048	1,486	1,930
5.000%, 05/30/2038	1,245	1,529
4.875%, 06/19/2049	41	51
4.375%, 02/19/2043	865	979
4.250%, 09/17/2050	1,290	1,482
Walt Disney
7.625%, 11/30/2028	1	1
7.430%, 10/01/2026	775	1,020
6.550%, 03/15/2033	1,200	1,685
3.800%, 05/13/2060	155	177
3.600%, 01/13/2051	4,455	4,940
3.500%, 05/13/2040	550	605
2.750%, 09/01/2049	447	434

		127,843

Consumer Discretionary — 2.5%
Alibaba Group Holding Ltd
4.200%, 12/06/2047	815	978
Alimentation Couche-Tard
4.500%, 07/26/2047 (A)	1,075	1,086
3.800%, 01/25/2050 (A)	490	465
Amazon.com
4.950%, 12/05/2044	2,029	2,885
4.050%, 08/22/2047	951	1,253
Aptiv PLC
5.400%, 03/15/2049	904	877
BMW US Capital LLC
4.150%, 04/09/2030 (A)	475	532
Dollar General
4.125%, 04/03/2050	926	1,103

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Ford Motor
4.750%, 01/15/2043	$540	$413
General Motors
6.600%, 04/01/2036	330	353
6.250%, 10/02/2043	955	992
5.950%, 04/01/2049	735	758
Home Depot
4.250%, 04/01/2046	925	1,166
4.200%, 04/01/2043	460	572
3.900%, 06/15/2047	607	734
3.350%, 04/15/2050	1,941	2,199
3.300%, 04/15/2040	–	–
2.700%, 04/15/2030	720	787
Lowe’s
5.125%, 04/15/2050	772	1,045
4.550%, 04/05/2049	380	473
4.050%, 05/03/2047	735	844
3.700%, 04/15/2046	1,060	1,166
McDonald’s MTN
4.875%, 12/09/2045	95	120
4.600%, 05/26/2045	650	798
4.450%, 03/01/2047	1,535	1,876
4.450%, 09/01/2048	395	485
3.625%, 09/01/2049	785	855
3.600%, 07/01/2030	420	476
Newell Brands
6.000%, 04/01/2046	350	363
NIKE
3.375%, 03/27/2050	2,272	2,633
3.250%, 03/27/2040	655	734
2.850%, 03/27/2030	560	623
Starbucks
4.500%, 11/15/2048	310	361
4.450%, 08/15/2049	440	515
3.350%, 03/12/2050	1,181	1,145
TJX
3.875%, 04/15/2030	810	952

		32,617

Consumer Staples — 6.5%
Altria Group
5.950%, 02/14/2049	830	1,075
5.800%, 02/14/2039	115	140
5.375%, 01/31/2044	1,145	1,348
4.450%, 05/06/2050	415	450
Anheuser-Busch InBev Worldwide
5.550%, 01/23/2049	1,561	1,958
4.600%, 04/15/2048	890	991
4.600%, 06/01/2060	525	595
4.439%, 10/06/2048	2,122	2,320
4.375%, 04/15/2038	560	622
4.350%, 06/01/2040	591	660

SEI Institutional Investments Trust / Annual Report / May 31, 2020	223

SCHEDULE OF INVESTMENTS

May 31, 2020

Long Duration Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Anheuser-Busch LLC
4.900%, 02/01/2046	$7,184	$8,317
4.700%, 02/01/2036	6,300	7,186
Bacardi
5.300%, 05/15/2048 (A)	480	577
BAT Capital
5.282%, 04/02/2050	245	287
4.758%, 09/06/2049	630	688
4.540%, 08/15/2047	2,055	2,186
4.390%, 08/15/2037	2,285	2,414
Bayer US Finance II LLC
4.875%, 06/25/2048 (A)	383	483
4.400%, 07/15/2044 (A)	2,830	3,392
Bowdoin College
4.693%, 07/01/2112	131	143
Campbell Soup
4.800%, 03/15/2048	239	304
3.125%, 04/24/2050	225	223
Celgene
5.000%, 08/15/2045	270	358
Celgene Corp
4.550%, 02/20/2048	520	656
City of Hope
4.378%, 08/15/2048	650	776
Claremont Mckenna College
3.378%, 01/01/2050	1,055	1,042
Coca-Cola
4.200%, 03/25/2050	265	343
4.125%, 03/25/2040	230	288
2.600%, 06/01/2050	590	583
2.500%, 06/01/2040	690	696
Conagra Brands
5.400%, 11/01/2048	330	439
Constellation Brands
4.500%, 05/09/2047	550	619
4.100%, 02/15/2048	615	655
Costco Wholesale
1.600%, 04/20/2030	915	921
Diageo Capital
2.125%, 04/29/2032	215	218
Fomento Economico Mexicano
3.500%, 01/16/2050	780	792
General Mills
4.700%, 04/17/2048	235	310
Georgetown University
2.943%, 04/01/2050	400	373
Hershey
3.125%, 11/15/2049	444	485
Johns Hopkins University
2.813%, 01/01/2060	605	604
Keurig Dr Pepper
5.085%, 05/25/2048	265	344

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.985%, 05/25/2038	$235	$296
Kraft Heinz Foods
6.875%, 01/26/2039	865	1,056
5.200%, 07/15/2045	175	180
4.875%, 10/01/2049 (A)	605	601
4.375%, 06/01/2046	1,890	1,783
Kroger
5.400%, 01/15/2049	15	20
4.650%, 01/15/2048	994	1,232
4.450%, 02/01/2047	2,262	2,726
3.950%, 01/15/2050	895	1,006
Massachusetts Institute of Technology
5.600%, 07/01/2111	545	965
Molson Coors Brewing
4.200%, 07/15/2046	750	708
Mondelez International
4.625%, 05/07/2048	450	553
Nestle Holdings
4.000%, 09/24/2048 (A)	180	232
3.900%, 09/24/2038 (A)	815	991
New York and Presbyterian Hospital
3.563%, 08/01/2036	750	781
PepsiCo
3.625%, 03/19/2050	675	813
3.500%, 03/19/2040	390	467
3.450%, 10/06/2046	705	800
2.875%, 10/15/2049	105	111
Philip Morris International
4.500%, 03/20/2042	1,665	1,975
4.250%, 11/10/2044	230	271
4.125%, 03/04/2043	90	102
3.875%, 08/21/2042	795	871
Procter & Gamble
3.600%, 03/25/2050	1,380	1,733
3.550%, 03/25/2040	645	779
Reynolds American
5.850%, 08/15/2045	820	992
Tyson Foods
5.100%, 09/28/2048	545	698
University of Chicago
2.761%, 04/01/2045	440	447
University of Southern California
5.250%, 10/01/2111	1,340	2,081
2.805%, 10/01/2050	1,400	1,439
Walgreen
4.400%, 09/15/2042	475	482
Walgreens Boots Alliance
4.800%, 11/18/2044	1,235	1,323
Walmart
4.300%, 04/22/2044	231	301
4.050%, 06/29/2048	4,008	5,151
3.950%, 06/28/2038	675	833

224	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.625%, 12/15/2047	$95	$115
2.950%, 09/24/2049	777	859
William Marsh Rice University
2.598%, 05/15/2050	1,005	1,021

		83,655

Energy — 8.5%
BG Energy Capital
5.125%, 10/15/2041 (A)	405	510
BP Capital Markets America
3.633%, 04/06/2030	1,955	2,193
3.000%, 02/24/2050	1,390	1,359
Burlington Resources LLC
7.200%, 08/15/2031	20	28
5.950%, 10/15/2036	190	256
Canadian Natural Resources MTN
4.950%, 06/01/2047	350	371
Chevron
3.078%, 05/11/2050	1,731	1,874
Columbia Pipeline Group
5.800%, 06/01/2045	445	545
Concho Resources
4.875%, 10/01/2047	300	332
Conoco Funding
7.250%, 10/15/2031	370	501
ConocoPhillips
5.900%, 05/15/2038	1,628	2,225
4.300%, 11/15/2044	1,475	1,756
Devon Energy
5.600%, 07/15/2041	1,105	1,025
5.000%, 06/15/2045	60	53
4.750%, 05/15/2042	975	847
Ecopetrol
5.875%, 05/28/2045	1,167	1,214
El Paso Natural Gas
8.375%, 06/15/2032	300	413
Enbridge Energy Partners
5.500%, 09/15/2040	400	469
Energy Transfer Operating
6.125%, 12/15/2045	1,758	1,842
5.950%, 10/01/2043	1,590	1,628
5.300%, 04/15/2047	720	705
5.250%, 04/15/2029	155	166
5.150%, 02/01/2043	95	90
5.150%, 03/15/2045	200	192
5.000%, 05/15/2050	1,320	1,261
4.900%, 03/15/2035	1,000	975
3.750%, 05/15/2030	75	74
Eni
5.700%, 10/01/2040 (A)	740	782
Enterprise Products Operating LLC
6.650%, 10/15/2034	1,330	1,755

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
6.125%, 10/15/2039	$420	$520
5.700%, 02/15/2042	540	653
5.100%, 02/15/2045	600	688
4.950%, 10/15/2054	545	607
4.900%, 05/15/2046	1,790	2,073
4.850%, 03/15/2044	575	657
4.800%, 02/01/2049	305	358
4.250%, 02/15/2048	355	385
4.200%, 01/31/2050	265	286
EOG Resources
4.950%, 04/15/2050	884	1,152
4.375%, 04/15/2030	520	615
EQM Midstream Partners
6.500%, 07/15/2048	500	430
EQT
3.900%, 10/01/2027	405	355
Equinor
6.800%, 01/15/2028	115	149
3.950%, 05/15/2043	650	748
3.700%, 04/06/2050	930	1,047
3.625%, 04/06/2040	2,075	2,331
2.375%, 05/22/2030	540	557
Exxon Mobil
4.327%, 03/19/2050	1,985	2,478
4.227%, 03/19/2040	535	651
3.567%, 03/06/2045	590	652
3.452%, 04/15/2051	4,833	5,324
Halliburton
5.000%, 11/15/2045	35	35
Hess
5.600%, 02/15/2041	1,330	1,321
Kinder Morgan
5.550%, 06/01/2045	935	1,149
5.300%, 12/01/2034	3,131	3,602
Kinder Morgan Energy Partners
6.375%, 03/01/2041	1,036	1,293
5.800%, 03/15/2035	450	548
5.000%, 08/15/2042	700	791
Marathon Oil
5.200%, 06/01/2045	505	443
Marathon Petroleum
6.500%, 03/01/2041	523	614
Motiva Enterprises
6.850%, 01/15/2040 (A)	1,415	1,335
MPLX
5.500%, 02/15/2049	1,175	1,339
5.200%, 03/01/2047	165	177
4.500%, 04/15/2038	675	669
Noble Energy
5.250%, 11/15/2043	1,250	1,108
5.050%, 11/15/2044	325	280
4.950%, 08/15/2047	155	134

SEI Institutional Investments Trust / Annual Report / May 31, 2020	225

SCHEDULE OF INVESTMENTS

May 31, 2020

Long Duration Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.200%, 10/15/2049	$95	$77
Northern Natural Gas
4.300%, 01/15/2049 (A)	275	318
Occidental Petroleum
6.139%, 10/10/2036 (B)	5,628	2,392
4.500%, 07/15/2044	375	225
4.400%, 08/15/2049	200	118
4.300%, 08/15/2039	811	474
Petro-Canada
6.800%, 05/15/2038	520	643
Petroleos Mexicanos
7.690%, 01/23/2050 (A)	1,065	879
6.950%, 01/28/2060 (A)	382	295
6.350%, 02/12/2048	745	553
Petroleos Mexicanos MTN
6.750%, 09/21/2047	1,980	1,515
Phillips 66
5.875%, 05/01/2042	1,160	1,591
4.875%, 11/15/2044	1,205	1,500
Phillips 66 Partners
4.900%, 10/01/2046	1,059	1,115
Plains All American Pipeline
4.900%, 02/15/2045	500	466
Rockies Express Pipeline LLC
6.875%, 04/15/2040 (A)	1,135	1,099
Sabal Trail Transmission LLC
4.832%, 05/01/2048 (A)	725	808
4.682%, 05/01/2038 (A)	455	494
Sabine Pass Liquefaction LLC
4.500%, 05/15/2030 (A)	365	400
Saudi Arabian Oil MTN
4.375%, 04/16/2049 (A)	105	116
Shell International Finance BV
6.375%, 12/15/2038	1,577	2,420
5.500%, 03/25/2040	390	538
4.550%, 08/12/2043	1,615	2,007
4.375%, 05/11/2045	410	507
3.750%, 09/12/2046	545	619
3.250%, 04/06/2050	275	293
3.125%, 11/07/2049	435	450
2.375%, 11/07/2029	1,020	1,066
Southern Natural Gas
7.350%, 02/15/2031	1,223	1,557
Suncor Energy
6.500%, 06/15/2038	250	309
Sunoco Logistics Partners Operations
5.400%, 10/01/2047	2,905	2,886
5.350%, 05/15/2045	520	512
Tennessee Gas Pipeline
7.000%, 10/15/2028	1,362	1,679
Texas Eastern Transmission
7.000%, 07/15/2032	1,570	1,897

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.150%, 01/15/2048 (A)	$715	$720
Total Capital International
3.127%, 05/29/2050	1,720	1,740
TransCanada PipeLines
7.250%, 08/15/2038	1,070	1,505
4.875%, 05/15/2048	445	552
4.750%, 05/15/2038	780	909
4.625%, 03/01/2034	1,360	1,566
Transcanada Trust
5.875%, VAR ICE LIBOR USD 3 Month+4.640%, 08/15/2076	1,494	1,506
Transcontinental Gas Pipe Line LLC
5.400%, 08/15/2041	1,115	1,360
4.600%, 03/15/2048	536	633
4.450%, 08/01/2042	705	789
Valero Energy
10.500%, 03/15/2039	1,397	2,235
Williams
7.500%, 01/15/2031	395	482
5.100%, 09/15/2045	525	587
4.850%, 03/01/2048	10	11
Williams Partners
6.300%, 04/15/2040	550	664

		110,072

Financials — 10.7%
AIG SunAmerica Global Financing X
6.900%, 03/15/2032 (A)	2,042	2,879
Allstate
4.200%, 12/15/2046	195	241
American International Group
4.500%, 07/16/2044	1,815	2,030
3.875%, 01/15/2035	990	1,080
AXA Equitable Holdings
5.000%, 04/20/2048	909	937
Banco Santander
3.490%, 05/28/2030	265	271
Bank of America
6.110%, 01/29/2037	660	900
6.000%, 10/15/2036	2,950	4,104
Bank of America MTN
5.875%, 02/07/2042	2,445	3,530
4.330%, VAR ICE LIBOR USD 3 Month+1.520%, 03/15/2050	915	1,133
4.083%, 03/20/2051 (C)	515	610
4.078%, VAR ICE LIBOR USD 3 Month+1.320%, 04/23/2040	2,630	3,072
3.974%, VAR ICE LIBOR USD 3 Month+1.210%, 02/07/2030	440	500
2.884%, VAR ICE LIBOR USD 3 Month+1.190%, 10/22/2030	945	993

226	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Berkshire Hathaway
4.500%, 02/11/2043	$758	$996
Berkshire Hathaway Finance
4.400%, 05/15/2042	1,300	1,642
4.200%, 08/15/2048	1,660	2,071
Blackstone Holdings Finance LLC
6.250%, 08/15/2042 (A)	1,569	2,072
Brighthouse Financial
4.700%, 06/22/2047	876	766
Carlyle Holdings II Finance LLC
5.625%, 03/30/2043 (A)	1,263	1,427
Chubb INA Holdings
6.700%, 05/15/2036	627	896
Cincinnati Financial
6.920%, 05/15/2028	1,984	2,589
Citigroup
6.625%, 06/15/2032	1,075	1,420
4.750%, 05/18/2046	1,425	1,711
4.650%, 07/23/2048	735	912
4.281%, VAR ICE LIBOR USD 3 Month+1.839%, 04/24/2048	1,118	1,325
4.125%, 07/25/2028	2,030	2,227
2.976%, VAR United States Secured Overnight Financing Rate+1.422%, 11/05/2030	500	519
Commonwealth Bank of Australia MTN
3.743%, 09/12/2039 (A)	415	421
Cooperatieve Rabobank UA
5.250%, 08/04/2045	155	201
Credit Suisse Group
4.194%, VAR United States Secured Overnight Financing Rate+3.730%, 04/01/2031 (A)	450	499
Farmers Exchange Capital
7.200%, 07/15/2048 (A)	225	276
Farmers Exchange Capital II
6.151%, VAR ICE LIBOR USD 3 Month+3.744%, 11/01/2053 (A)	925	1,106
Farmers Exchange Capital III
5.454%, VAR ICE LIBOR USD 3 Month+3.454%, 10/15/2054 (A)	700	803
Fifth Third Bancorp
8.250%, 03/01/2038	286	428
First Republic Bank
4.625%, 02/13/2047	567	673
FMR
5.150%, 02/01/2043 (A)	540	674
Goldman Sachs Group
6.750%, 10/01/2037	1,570	2,191
6.250%, 02/01/2041	2,244	3,223
4.411%, VAR ICE LIBOR USD 3 Month+1.430%, 04/23/2039	615	708

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.017%, VAR ICE LIBOR USD 3 Month+1.373%, 10/31/2038	$3,895	$4,311
Goldman Sachs Group MTN
4.800%, 07/08/2044	1,009	1,249
Guardian Life Insurance Co of America
4.875%, 06/19/2064 (A)	1,210	1,516
Hartford Financial Services Group
6.625%, 03/30/2040	440	600
HSBC Bank USA
7.000%, 01/15/2039	485	712
HSBC Holdings
6.800%, 06/01/2038	1,067	1,476
6.500%, 09/15/2037	2,200	2,966
4.950%, 03/31/2030	230	272
JPMorgan Chase
6.400%, 05/15/2038	696	1,036
5.600%, 07/15/2041	1,296	1,829
4.032%, VAR ICE LIBOR USD 3 Month+1.460%, 07/24/2048	760	893
3.964%, VAR ICE LIBOR USD 3 Month+1.380%, 11/15/2048	1,465	1,715
3.897%, VAR ICE LIBOR USD 3 Month+1.220%, 01/23/2049	1,955	2,253
3.109%, 04/22/2051 (C)	970	979
3.109%, VAR United States Secured Overnight Financing Rate+2.460%, 04/22/2041	715	745
2.956%, VAR United States Secured Overnight Financing Rate+2.515%, 05/13/2031	420	433
2.739%, VAR United States Secured Overnight Financing Rate+1.510%, 10/15/2030	1,505	1,560
KKR Group Finance II LLC
5.500%, 02/01/2043 (A)	1,545	1,816
Liberty Mutual Group
3.951%, 10/15/2050 (A)	2,200	2,248
3.950%, 05/15/2060 (A)	590	597
Lincoln National
4.375%, 06/15/2050	833	900
Lloyds Banking Group
4.344%, 01/09/2048	391	434
3.574%, VAR ICE LIBOR USD 3 Month+1.205%, 11/07/2028	745	792
Markel
4.150%, 09/17/2050	1,635	1,679
Marsh & McLennan
4.750%, 03/15/2039	909	1,143
4.200%, 03/01/2048	720	867
Massachusetts Mutual Life Insurance
3.729%, 10/15/2070 (A)	528	502
3.375%, 04/15/2050 (A)	1,137	1,160

SEI Institutional Investments Trust / Annual Report / May 31, 2020	227

SCHEDULE OF INVESTMENTS

May 31, 2020

Long Duration Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
MetLife
5.875%, 02/06/2041	$280	$390
4.875%, 11/13/2043	795	1,010
4.721%, 12/15/2044	255	316
4.050%, 03/01/2045	1,481	1,697
Mitsubishi UFJ Financial Group
4.153%, 03/07/2039	340	390
Moody’s
4.875%, 12/17/2048	1,055	1,393
Morgan Stanley
4.375%, 01/22/2047	105	131
3.625%, 01/20/2027	370	410
Morgan Stanley MTN
6.375%, 07/24/2042	794	1,193
5.597%, 03/24/2051 (C)	135	194
4.300%, 01/27/2045	1,000	1,215
3.971%, VAR ICE LIBOR USD 3 Month+1.455%, 07/22/2038	545	623
2.699%, VAR United States Secured Overnight Financing Rate+1.143%, 01/22/2031	735	758
Nasdaq
3.250%, 04/28/2050	1,012	1,033
National Rural Utilities Cooperative Finance
4.300%, 03/15/2049	975	1,225
Nationwide Building Society
4.302%, VAR ICE LIBOR USD 3 Month+1.452%, 03/08/2029 (A)	410	456
Nationwide Financial Services
3.900%, 11/30/2049 (A)	495	485
Nationwide Mutual Insurance
4.950%, 04/22/2044 (A)	125	140
4.350%, 04/30/2050 (A)	861	877
New York Life Insurance
6.750%, 11/15/2039 (A)	845	1,267
5.875%, 05/15/2033 (A)	852	1,145
4.450%, 05/15/2069 (A)	950	1,164
3.750%, 05/15/2050 (A)	351	395
Northwestern Mutual Life Insurance
3.625%, 09/30/2059 (A)	1,008	1,094
PNC Bank
4.050%, 07/26/2028	1,540	1,769
PNC Financial Services Group
3.450%, 04/23/2029	650	732
Prudential Financial MTN
5.700%, 12/14/2036	1,357	1,786
Raymond James Financial
4.950%, 07/15/2046	935	1,081
S&P Global
3.250%, 12/01/2049	250	269

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Santander UK Group Holdings
3.823%, VAR ICE LIBOR USD 3 Month+1.400%, 11/03/2028	$835	$895
Teachers Insurance & Annuity Association of America
4.900%, 09/15/2044 (A)	510	638
4.270%, 05/15/2047 (A)	900	1,060
3.300%, 05/15/2050 (A)	1,000	1,018
Travelers
4.000%, 05/30/2047	665	814
Truist Bank
2.250%, 03/11/2030	400	394
Wells Fargo
5.850%, 02/01/2037	3,790	5,134
5.606%, 01/15/2044	380	502
3.900%, 05/01/2045	1,100	1,244
Wells Fargo MTN
5.013%, 04/04/2051 (C)	4,268	5,578
4.900%, 11/17/2045	365	442
4.750%, 12/07/2046	45	53
4.650%, 11/04/2044	1,370	1,630
4.400%, 06/14/2046	1,260	1,426
2.879%, VAR ICE LIBOR USD 3 Month+1.170%, 10/30/2030	455	473
Westpac Banking
4.421%, 07/24/2039	215	239
Willis North America
3.875%, 09/15/2049	710	759
XLIT
5.250%, 12/15/2043	587	787

		138,463

Health Care — 8.4%
Abbott Laboratories
4.900%, 11/30/2046	969	1,366
AbbVie
4.875%, 11/14/2048	905	1,127
4.850%, 06/15/2044 (A)	650	771
4.700%, 05/14/2045	1,485	1,775
4.550%, 03/15/2035 (A)	2,030	2,376
4.500%, 05/14/2035	1,795	2,120
4.450%, 05/14/2046	800	926
4.400%, 11/06/2042	1,699	1,957
4.250%, 11/21/2049 (A)	2,174	2,498
4.050%, 11/21/2039 (A)	450	503
Advocate Health & Hospitals
4.272%, 08/15/2048	921	1,138
Aetna
4.125%, 11/15/2042	550	606
3.875%, 08/15/2047	545	599
Alcon Finance
3.800%, 09/23/2049 (A)	750	817

228	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Amgen
4.950%, 10/01/2041	$825	$1,072
4.663%, 06/15/2051	1,650	2,150
4.400%, 05/01/2045	3,204	3,996
3.150%, 02/21/2040	886	934
Anthem
4.650%, 01/15/2043	140	173
4.550%, 03/01/2048	480	599
4.375%, 12/01/2047	3,107	3,778
3.700%, 09/15/2049	1,550	1,729
AstraZeneca
6.450%, 09/15/2037	1,721	2,581
BayCare Health System
3.831%, 11/15/2050	365	428
Bayer US Finance II LLC
4.625%, 06/25/2038 (A)	125	148
3.950%, 04/15/2045 (A)	500	548
Baylor Scott & White Holdings
4.185%, 11/15/2045	1,040	1,313
Becton Dickinson
3.794%, 05/20/2050	860	967
Biogen
5.200%, 09/15/2045	90	120
3.150%, 05/01/2050	370	361
Boston Scientific
4.550%, 03/01/2039	560	680
Bristol-Myers Squibb
4.550%, 02/20/2048 (A)	524	701
4.250%, 10/26/2049 (A)	1,490	1,963
Cigna
4.900%, 12/15/2048	100	131
4.800%, 08/15/2038	620	775
4.800%, 07/15/2046 (A)	1,804	2,250
3.875%, 10/15/2047 (A)	950	1,071
3.400%, 03/15/2050	740	796
3.200%, 03/15/2040	215	226
Cleveland Clinic Foundation
4.858%, 01/01/2114	570	812
CommonSpirit Health
4.187%, 10/01/2049	786	775
CVS Health
5.125%, 07/20/2045	1,071	1,359
5.050%, 03/25/2048	5,495	7,048
4.780%, 03/25/2038	2,680	3,272
4.250%, 04/01/2050	283	332
4.125%, 04/01/2040	595	687
Gilead Sciences
4.800%, 04/01/2044	858	1,134
4.750%, 03/01/2046	5	7
4.600%, 09/01/2035	1,080	1,423
4.500%, 02/01/2045	1,570	2,027

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
GlaxoSmithKline Capital
6.375%, 05/15/2038	$590	$891
Hartford HealthCare
5.746%, 04/01/2044	1,200	1,468
HCA
5.250%, 06/15/2049	1,890	2,228
Health Care Service, A Mutual Legal Reserve
3.200%, 06/01/2050 (A)	912	925
Humana
4.950%, 10/01/2044	740	957
3.950%, 08/15/2049	950	1,099
Johns Hopkins Health System
3.837%, 05/15/2046	555	656
Johnson & Johnson
3.400%, 01/15/2038	790	922
Kaiser Foundation Hospitals
4.875%, 04/01/2042	185	244
4.150%, 05/01/2047	590	731
3.266%, 11/01/2049	580	629
MedStar Health
3.626%, 08/15/2049	1,780	1,874
Medtronic
4.625%, 03/15/2045	419	564
4.375%, 03/15/2035	886	1,130
Memorial Health Services
3.447%, 11/01/2049	405	400
Memorial Sloan-Kettering Cancer Center
4.125%, 07/01/2052	325	405
Merck
4.150%, 05/18/2043	605	776
Mylan
5.250%, 06/15/2046	315	365
New York and Presbyterian Hospital
4.763%, 08/01/2116	309	360
3.954%, 08/01/2119	395	402
Northwell Healthcare
4.260%, 11/01/2047	390	408
NYU Langone Hospital
4.428%, 07/01/2042	2,030	2,203
3.380%, 07/01/2055	645	604
Partners Healthcare System
3.342%, 07/01/2060	2,125	2,204
3.192%, 07/01/2049	85	87
Pfizer
4.000%, 12/15/2036	1,010	1,212
2.700%, 05/28/2050	310	314
2.550%, 05/28/2040	170	172
Providence St. Joseph Health Obligated Group
3.744%, 10/01/2047	765	873
Stanford Health Care
3.795%, 11/15/2048	731	860

SEI Institutional Investments Trust / Annual Report / May 31, 2020	229

SCHEDULE OF INVESTMENTS

May 31, 2020

Long Duration Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Stryker
4.100%, 04/01/2043	$805	$941
2.900%, 06/15/2050	195	196
Thermo Fisher Scientific
4.100%, 08/15/2047	495	610
UnitedHealth Group
6.875%, 02/15/2038	885	1,397
6.625%, 11/15/2037	555	858
4.625%, 07/15/2035	730	955
4.450%, 12/15/2048	360	473
4.250%, 04/15/2047	1,075	1,349
4.200%, 01/15/2047	925	1,152
3.875%, 08/15/2059	345	416
3.700%, 08/15/2049	656	775
3.125%, 05/15/2060	1,290	1,356
2.900%, 05/15/2050	310	323
2.750%, 05/15/2040	245	255
Wyeth LLC
6.000%, 02/15/2036	1,800	2,561
5.950%, 04/01/2037	536	779
Zimmer Biomet Holdings
3.550%, 03/20/2030	960	1,018
Zoetis
4.450%, 08/20/2048	205	257
3.000%, 05/15/2050	270	280

		108,859

Industrials — 7.6%
3M
3.700%, 04/15/2050	1,087	1,317
3.250%, 08/26/2049	610	676
3.050%, 04/15/2030	135	151
AerCap Ireland Capital DAC
3.875%, 01/23/2028	695	574
Air Lease
3.250%, 10/01/2029	255	214
Air Lease MTN
3.000%, 02/01/2030	180	147
American Airlines, Pass-Through Trust, Ser 2011-1, Cl A
5.250%, 01/31/2021	2	1
BAE Systems Holdings
4.750%, 10/07/2044 (A)	828	967
BAE Systems PLC
5.800%, 10/11/2041 (A)	290	375
Boeing
5.930%, 05/01/2060	510	591
5.805%, 05/01/2050	4,280	4,856
5.705%, 05/01/2040	3,780	4,152
3.750%, 02/01/2050	420	366
Burlington Northern Santa Fe LLC
6.200%, 08/15/2036	1,650	2,298

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
6.150%, 05/01/2037	$685	$959
5.750%, 05/01/2040	185	257
5.050%, 03/01/2041	205	267
4.900%, 04/01/2044	130	168
4.400%, 03/15/2042	2,340	2,862
4.125%, 06/15/2047	800	956
3.050%, 02/15/2051	1,520	1,596
Canadian National Railway
6.200%, 06/01/2036	511	742
3.650%, 02/03/2048	575	679
2.450%, 05/01/2050	1,065	1,031
Canadian Pacific Railway
6.125%, 09/15/2115	2,512	3,779
Carrier Global
3.577%, 04/05/2050 (A)	1,080	959
3.377%, 04/05/2040 (A)	275	245
2.722%, 02/15/2030 (A)	70	67
Caterpillar
3.250%, 09/19/2049	355	394
3.250%, 04/09/2050	1,090	1,195
Continental Airlines, Pass-Through Trust, Ser 2007-1, Cl A
5.983%, 04/19/2022	3,588	3,212
Crane
4.200%, 03/15/2048	450	441
CSX
4.750%, 05/30/2042	1,420	1,766
Deere
3.750%, 04/15/2050	706	854
3.100%, 04/15/2030	230	261
Emerson Electric
2.750%, 10/15/2050	595	588
FedEx
5.250%, 05/15/2050	155	180
5.100%, 01/15/2044	275	307
4.950%, 10/17/2048	763	840
4.550%, 04/01/2046	2,273	2,352
4.400%, 01/15/2047	405	414
4.100%, 02/01/2045	275	266
4.050%, 02/15/2048	210	205
3.900%, 02/01/2035	700	747
GE Capital Funding LLC
4.400%, 05/15/2030 (A)	1,760	1,824
GE Capital International Funding Unlimited
4.418%, 11/15/2035	6,151	6,146
General Dynamics
4.250%, 04/01/2040	805	1,001
4.250%, 04/01/2050	265	346
General Electric
4.350%, 05/01/2050	545	532
4.250%, 05/01/2040	560	545

230	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
General Electric MTN
5.875%, 01/14/2038	$4,135	$4,615
0.872%, VAR ICE LIBOR USD 3 Month+0.480%, 08/15/2036	1,250	750
Ingersoll-Rand Global Holding
4.300%, 02/21/2048	380	420
Johnson Controls International
4.950%, 07/02/2064	225	268
Kansas City Southern
4.200%, 11/15/2069	453	473
Lockheed Martin
4.700%, 05/15/2046	2,114	2,881
4.070%, 12/15/2042	600	751
3.600%, 03/01/2035	1,085	1,307
Norfolk Southern
5.100%, 08/01/2118	910	1,171
4.800%, 08/15/2043	528	644
4.450%, 06/15/2045	632	775
4.050%, 08/15/2052	664	770
3.942%, 11/01/2047	646	755
3.155%, 05/15/2055 (A)	1,294	1,297
Northrop Grumman
5.250%, 05/01/2050	95	137
4.750%, 06/01/2043	1,275	1,642
4.030%, 10/15/2047	495	601
3.850%, 04/15/2045	1,100	1,262
Northwest Airlines, Pass-Through Trust, Ser 2001-1, Cl A1
7.041%, 04/01/2022	170	152
Otis Worldwide
3.362%, 02/15/2050 (A)	100	101
Parker-Hannifin
4.000%, 06/14/2049	450	508
Parker-Hannifin MTN
4.450%, 11/21/2044	405	468
Raytheon Technologies
4.625%, 11/16/2048	105	136
4.500%, 06/01/2042	2,200	2,698
3.750%, 11/01/2046	49	56
Rockwell Collins
4.350%, 04/15/2047	900	1,031
Snap-on
3.100%, 05/01/2050	816	814
TTX
4.600%, 02/01/2049 (A)	844	1,050
Union Pacific
4.500%, 09/10/2048	483	589
4.375%, 09/10/2038	485	581
3.839%, 03/20/2060 (A)	2,410	2,769
3.799%, 10/01/2051	555	647
3.750%, 02/05/2070	110	121
3.250%, 02/05/2050	2,356	2,504

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Union Pacific MTN
3.550%, 08/15/2039	$620	$683
United Airlines Pass-Through Trust, Ser 2019- 1, Cl AA
4.150%, 08/25/2031	409	382
United Parcel Service
3.750%, 11/15/2047	595	680
3.400%, 09/01/2049	385	420
United Technologies
5.700%, 04/15/2040	1,635	2,242
US Airways, Pass-Through Trust, Ser 2010-1, Cl A
6.250%, 04/22/2023	838	704
Waste Connections
3.050%, 04/01/2050	450	439
Waste Management
4.150%, 07/15/2049	615	755
3.900%, 03/01/2035	360	431
WW Grainger
4.600%, 06/15/2045	340	419
4.200%, 05/15/2047	797	904

		98,471

Information Technology — 5.2%
Activision Blizzard
4.500%, 06/15/2047	395	498
Apple
4.650%, 02/23/2046	1,489	2,050
4.500%, 02/23/2036	660	861
4.450%, 05/06/2044	765	1,006
4.375%, 05/13/2045 (E)	2,375	3,103
3.850%, 05/04/2043	145	178
3.850%, 08/04/2046	350	432
3.750%, 09/12/2047	400	487
3.450%, 02/09/2045	2,455	2,833
2.950%, 09/11/2049	350	381
Applied Materials
4.350%, 04/01/2047	598	776
Broadcom
4.300%, 11/15/2032 (A)	230	243
4.150%, 11/15/2030 (A)	105	110
Cisco Systems
5.900%, 02/15/2039	965	1,415
Corning
5.850%, 11/15/2068	1,753	2,151
5.450%, 11/15/2079	1,160	1,326
Deutsche Telekom
3.625%, 01/21/2050 (A)	690	747
Fiserv
4.400%, 07/01/2049	1,140	1,385
Intel
4.950%, 03/25/2060	500	722

SEI Institutional Investments Trust / Annual Report / May 31, 2020	231

SCHEDULE OF INVESTMENTS

May 31, 2020

Long Duration Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.750%, 03/25/2050	$625	$850
3.734%, 12/08/2047	1,615	1,899
3.250%, 11/15/2049	1,090	1,207
International Business Machines
2.950%, 05/15/2050	520	526
Juniper Networks
5.950%, 03/15/2041	1,526	1,821
KLA
5.000%, 03/15/2049	527	678
3.300%, 03/01/2050	347	349
Lam Research
2.875%, 06/15/2050	1,020	1,037
Mastercard
3.850%, 03/26/2050	2,268	2,899
3.650%, 06/01/2049	415	499
Microsoft
4.875%, 12/15/2043	2,422	3,490
4.500%, 10/01/2040	1,200	1,626
4.250%, 02/06/2047	1,654	2,244
4.100%, 02/06/2037	1,980	2,516
4.000%, 02/12/2055	1,809	2,370
3.950%, 08/08/2056	870	1,139
3.700%, 08/08/2046	1,805	2,249
3.450%, 08/08/2036	525	620
NVIDIA
3.700%, 04/01/2060	90	106
3.500%, 04/01/2040	670	762
3.500%, 04/01/2050	2,774	3,161
NXP BV
5.550%, 12/01/2028 (A)	355	421
Oracle
4.375%, 05/15/2055	1,260	1,596
4.300%, 07/08/2034	225	276
4.125%, 05/15/2045	1,430	1,694
4.000%, 07/15/2046	1,490	1,728
4.000%, 11/15/2047	590	693
3.900%, 05/15/2035	40	47
3.850%, 04/01/2060	90	103
3.800%, 11/15/2037	2,170	2,472
3.600%, 04/01/2040	960	1,063
3.600%, 04/01/2050	930	1,037
PayPal Holdings
3.250%, 06/01/2050	495	530
Texas Instruments
4.150%, 05/15/2048	704	926
Visa
4.300%, 12/14/2045	955	1,262
4.150%, 12/14/2035	505	652
2.700%, 04/15/2040	525	557

		67,809

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)

Materials — 1.0%
Air Products and Chemicals
2.700%, 05/15/2040	$220	$228
Amcor Finance USA
4.500%, 05/15/2028	490	527
Barrick Gold
5.250%, 04/01/2042	120	157
BHP Billiton Finance USA
5.000%, 09/30/2043	655	910
DowDuPont
5.419%, 11/15/2048	725	959
DuPont de Nemours
5.319%, 11/15/2038	985	1,251
FMC
4.500%, 10/01/2049	605	685
Glencore Finance Canada
6.000%, 11/15/2041 (A)	1,026	1,128
International Flavors & Fragrances
5.000%, 09/26/2048	1,175	1,322
International Paper
5.150%, 05/15/2046	695	826
LYB International Finance III LLC
4.200%, 10/15/2049	870	925
4.200%, 05/01/2050	1,446	1,527
Nacional del Cobre de Chile
3.700%, 01/30/2050 (A)	310	308
Newmont Goldcorp
6.250%, 10/01/2039	920	1,281
5.875%, 04/01/2035	185	248
Sherwin-Williams
3.300%, 05/15/2050	340	340
Southern Copper
5.875%, 04/23/2045	30	36
Vulcan Materials
4.500%, 06/15/2047	160	170
WRKCo
4.900%, 03/15/2029	170	196
4.200%, 06/01/2032	470	530

		13,554

Real Estate — 1.1%
AvalonBay Communities MTN
4.350%, 04/15/2048	80	98
Boston Properties
2.900%, 03/15/2030	325	330
CubeSmart
3.000%, 02/15/2030	425	419
CyrusOne
3.450%, 11/15/2029	1,920	1,897
GLP Capital
5.300%, 01/15/2029	965	927

232	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
HCP
6.750%, 02/01/2041	$180	$235
Healthcare Realty Trust
3.625%, 01/15/2028	700	701
Hospitality Properties Trust
4.375%, 02/15/2030	723	550
Hudson Pacific Properties
4.650%, 04/01/2029	390	400
3.250%, 01/15/2030	355	321
National Retail Properties
4.800%, 10/15/2048	335	329
3.100%, 04/15/2050	470	351
Regency Centers
4.650%, 03/15/2049	680	714
4.400%, 02/01/2047	385	388
Simon Property Group
6.750%, 02/01/2040	634	808
3.250%, 09/13/2049	475	385
Ventas Realty
5.700%, 09/30/2043	2,537	2,683
Welltower
5.125%, 03/15/2043	2,499	2,497
4.950%, 09/01/2048	722	739

		14,772

Utilities — 9.6%
AEP Transmission LLC
3.800%, 06/15/2049	405	475
Alabama Power
4.300%, 07/15/2048	745	912
4.150%, 08/15/2044	1,045	1,234
3.700%, 12/01/2047	1,546	1,745
American Water Capital
4.150%, 06/01/2049	485	590
3.750%, 09/01/2047	180	204
3.450%, 05/01/2050	1,450	1,593
Appalachian Power
4.500%, 03/01/2049	500	597
4.450%, 06/01/2045	650	765
3.700%, 05/01/2050	601	653
Baltimore Gas & Electric
5.200%, 06/15/2033	1,238	1,601
Berkshire Hathaway Energy
6.125%, 04/01/2036	4,966	7,183
Black Hills
4.350%, 05/01/2033	495	552
4.200%, 09/15/2046	500	513
Brooklyn Union Gas
4.273%, 03/15/2048 (A)	710	840
CenterPoint Energy Resources
6.250%, 02/01/2037	791	1,002

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Cleco Power
6.000%, 12/01/2040	$750	$948
Commonwealth Edison
4.350%, 11/15/2045	1,530	1,914
4.000%, 03/01/2048	690	827
3.700%, 03/01/2045	600	678
3.200%, 11/15/2049	445	476
3.000%, 03/01/2050	845	885
Connecticut Light & Power
4.000%, 04/01/2048	500	609
Consolidated Edison of New York
6.750%, 04/01/2038	525	775
6.300%, 08/15/2037	865	1,227
4.500%, 05/15/2058	750	932
4.450%, 03/15/2044	245	297
3.950%, 04/01/2050	1,571	1,843
3.850%, 06/15/2046	500	564
3.700%, 11/15/2059	600	659
Consumers Energy
3.100%, 08/15/2050	460	498
2.500%, 05/01/2060	300	282
Dominion Energy
5.250%, 08/01/2033	2,830	3,319
4.900%, 08/01/2041	1,785	2,114
DTE Electric
4.050%, 05/15/2048	480	592
Duke Energy Carolinas LLC
6.100%, 06/01/2037	1,690	2,376
6.000%, 01/15/2038	614	880
5.300%, 02/15/2040	1,880	2,558
4.250%, 12/15/2041	1,250	1,522
3.200%, 08/15/2049	20	22
Duke Energy Florida LLC
6.350%, 09/15/2037	450	650
Duke Energy Indiana LLC
6.350%, 08/15/2038	445	663
4.900%, 07/15/2043	750	993
3.750%, 05/15/2046	845	970
2.750%, 04/01/2050	422	421
Duke Energy Ohio
2.125%, 06/01/2030	315	323
Duke Energy Progress LLC
4.375%, 03/30/2044	2,345	2,917
Duquesne Light Holdings
5.900%, 12/01/2021 (A)	750	787
Electricite de France
6.000%, 01/22/2114 (A)	931	1,199
5.000%, 09/21/2048 (A)	730	911
4.950%, 10/13/2045 (A)	640	780
4.750%, 10/13/2035 (A)	245	309
Elm Road Generating Station Supercritical
5.848%, 01/19/2041 (A)	2,007	2,374

SEI Institutional Investments Trust / Annual Report / May 31, 2020	233

SCHEDULE OF INVESTMENTS

May 31, 2020

Long Duration Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Entergy
3.750%, 06/15/2050	$504	$549
Entergy Louisiana LLC
4.200%, 04/01/2050	795	1,003
Entergy Texas
3.550%, 09/30/2049	475	507
Exelon
4.950%, 06/15/2035	1,260	1,545
Exelon Generation LLC
5.600%, 06/15/2042	1,140	1,295
FirstEnergy
4.850%, 07/15/2047	360	454
FirstEnergy Transmission LLC
5.450%, 07/15/2044 (A)	1,200	1,524
Florida Power & Light
5.960%, 04/01/2039	980	1,465
5.690%, 03/01/2040	1,201	1,766
5.400%, 09/01/2035	2,315	3,278
3.990%, 03/01/2049	360	458
Georgia Power
4.300%, 03/15/2042	630	729
3.700%, 01/30/2050	1,595	1,763
Indianapolis Power & Light
6.050%, 10/01/2036 (A)	1,131	1,550
4.700%, 09/01/2045 (A)	425	520
Jersey Central Power & Light
6.400%, 05/15/2036	1,425	1,872
KCP&L Greater Missouri Operations
8.270%, 11/15/2021	2,600	2,819
KeySpan Gas East
5.819%, 04/01/2041 (A)	1,185	1,563
Massachusetts Electric
5.900%, 11/15/2039 (A)	476	645
MidAmerican Energy
4.800%, 09/15/2043	725	944
4.400%, 10/15/2044	950	1,191
4.250%, 05/01/2046	565	709
3.150%, 04/15/2050	1,180	1,267
MidAmerican Energy MTN
5.800%, 10/15/2036	425	582
Narragansett Electric
4.170%, 12/10/2042 (A)	1,320	1,469
NiSource
5.950%, 06/15/2041	545	723
Northern States Power
5.350%, 11/01/2039	2,095	2,862
3.400%, 08/15/2042	490	558
NSTAR Electric
4.400%, 03/01/2044	755	924
Oglethorpe Power
5.250%, 09/01/2050	1,051	1,206
5.050%, 10/01/2048	970	1,095

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Oncor Electric Delivery LLC
5.300%, 06/01/2042	$1,880	$2,613
5.250%, 09/30/2040	1,200	1,621
PacifiCorp
6.000%, 01/15/2039	555	782
PECO Energy
3.900%, 03/01/2048	520	629
Piedmont Natural Gas
4.650%, 08/01/2043	330	395
PPL Electric Utilities
4.150%, 06/15/2048	530	657
4.125%, 06/15/2044	1,012	1,221
Public Service Electric & Gas MTN
4.050%, 05/01/2048	480	596
Public Service of Colorado
6.500%, 08/01/2038	725	1,089
6.250%, 09/01/2037	750	1,114
4.050%, 09/15/2049	138	171
Puget Sound Energy
4.223%, 06/15/2048	880	1,081
San Diego Gas & Electric
3.320%, 04/15/2050	587	626
Sempra Energy
6.000%, 10/15/2039	865	1,146
3.800%, 02/01/2038	785	836
Southern California Edison
6.050%, 03/15/2039	665	867
3.900%, 03/15/2043	245	263
3.650%, 02/01/2050	120	126
Southern California Gas
3.750%, 09/15/2042	660	740
Southern Gas Capital
5.875%, 03/15/2041	1,568	2,037
4.400%, 06/01/2043	395	446
Southwestern Electric Power
6.200%, 03/15/2040	1,610	2,175
Southwestern Public Service
4.400%, 11/15/2048	550	678
Tampa Electric
4.300%, 06/15/2048	1,070	1,300
Virginia Electric & Power
4.450%, 02/15/2044	750	942
4.000%, 01/15/2043	450	537
Wisconsin Public Service
3.300%, 09/01/2049	175	187

		124,263

Total Corporate Obligations (Cost $795,390) ($ Thousands)		920,378

234	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

U.S. TREASURY OBLIGATIONS — 18.6%
U.S. Treasury Bills
0.232%, 09/10/2020 (B)(E)	$2,477	$2,476
0.151%, 11/12/2020 (B)	5,445	5,441
0.141%, 10/27/2020 (B)	2,405	2,403
0.140%, 10/20/2020 (B)	1,555	1,554
U.S. Treasury Bonds
4.500%, 05/15/2038	1,797	2,837
4.250%, 05/15/2039	405	627
3.750%, 08/15/2041	1,865	2,743
3.750%, 11/15/2043	2,840	4,227
3.625%, 08/15/2043	2,067	3,017
3.625%, 02/15/2044	7,656	11,210
3.500%, 02/15/2039	10,928	15,489
3.125%, 11/15/2041	2,455	3,319
3.125%, 02/15/2043	2,960	4,011
3.125%, 08/15/2044	4,405	6,009
3.000%, 11/15/2044	7,570	10,138
3.000%, 05/15/2045	7,660	10,285
3.000%, 05/15/2047	3,420	4,662
3.000%, 02/15/2048	6,936	9,498
2.875%, 05/15/2043	3,375	4,406
2.875%, 11/15/2046	4,080	5,428
2.750%, 08/15/2042	6,545	8,367
2.750%, 11/15/2042	7,740	9,894
2.750%, 11/15/2047	5,300	6,935
2.500%, 02/15/2045	1,285	1,585
2.500%, 05/15/2046	6,740	8,358
2.375%, 11/15/2049	3,540	4,375
2.250%, 08/15/2049	5,523	6,642
2.000%, 02/15/2050	52,320	59,964
1.250%, 05/15/2050	6,270	6,033
U.S. Treasury Inflation-Protected Securities
1.000%, 02/15/2049	3,777	4,820
U.S. Treasury Notes
0.625%, 05/15/2030	7,170	7,154
0.500%, 03/31/2025	80	81
U.S. Treasury STRIPS
3.127%, 08/15/2043 (B)	9,912	7,093

Total U.S. Treasury Obligations (Cost $210,564) ($ Thousands)		241,081

MUNICIPAL BONDS — 5.1%

California — 2.3%
Bay Area, Toll Authority, Build America Project, RB
6.263%, 04/01/2049	600	1,045
California State, Build America Project, GO
7.500%, 04/01/2034	3,425	5,506
Los Angeles, Community College District, Build America Project, GO
6.750%, 08/01/2049	590	1,002

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Los Angeles, Department of Water & Power, Build America Project, RB
6.008%, 07/01/2039	$3,000	$4,044
Los Angeles, Unified School District, Build America Project, GO
5.750%, 07/01/2034	2,235	2,970
Los Angeles, Unified School District, Build America Project, Ser RY, GO
6.758%, 07/01/2034	1,360	1,934
Regents of the University of California, Ser H, RB
6.548%, 05/15/2048	1,430	2,187
Regents of the University of California, Ser N, RB
3.256%, 05/15/2060	1,710	1,701
Riverside County, Pension Obligation, RB
3.818%, 02/15/2038	345	371
San Francisco City & County Airport, Build America Project, Ser A, AMT, RB Callable 05/01/2029 @ 100
5.000%, 05/01/2049	710	823
San Francisco, Public Utilities Commission Water Revenue, Build America Project, Ser DE, RB
6.000%, 11/01/2040	3,805	5,295
State of California, Build America Project, GO
7.350%, 11/01/2039	1,645	2,693
University of California, Ser AD, RB
4.858%, 05/15/2112	825	1,114
University of California, Ser AP, RB
3.931%, 05/15/2045	475	554

		31,239

District of Columbia — 0.2%
District of Columbia, Water & Sewer Authority, RB
4.814%, 10/01/2114	1,505	2,046

Florida — 0.1%
City of Gainesville, Build America Project, RB
6.024%, 10/01/2040	650	910

Georgia — 0.1%
Georgia State, Municipal Electric Authority, Build America Project, RB
6.637%, 04/01/2057	619	845

Illinois — 0.3%
Greater Chicago, Metropolitan Water Reclamation District, GO
5.720%, 12/01/2038	1,480	2,089

SEI Institutional Investments Trust / Annual Report / May 31, 2020	235

SCHEDULE OF INVESTMENTS

May 31, 2020

Long Duration Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Illinois State, Finance Authority, RB
Callable 06/01/2022 @ 100
4.000%, 06/01/2047	$445	$458
Illinois State, GO
5.100%, 06/01/2033	780	752

		3,299

Massachusetts — 0.0%
Commonwealth of Massachusetts, Ser C, GO
Callable 03/01/2030 @ 100
3.000%, 03/01/2048	415	443

Michigan — 0.2%
Michigan State University, Build America Project, RB
Callable 02/15/2030 @ 100
6.173%, 02/15/2050	2,000	2,479

Missouri — 0.1%
Missouri State, Health and Education Facilities, RB
Callable 02/15/2049 @ 100
3.652%, 08/15/2057	330	387
Missouri State, Joint Municipal Electric Utility Commission, Build America Project, Ser A, RB
6.890%, 01/01/2042	600	826

		1,213

New Jersey — 0.1%
New Jersey State, Turnpike Authority, Build America Project, RB
7.414%, 01/01/2040	60	98
New Jersey State, Turnpike Authority, Ser F, RB
3.729%, 01/01/2036	1,085	1,188

		1,286

New York — 1.0%
Metropolitan Transportation Authority, Build America Project, RB
6.548%, 11/15/2031	500	611
New York & New Jersey, Port Authority, RB
4.458%, 10/01/2062	950	1,199
New York City, Municipal Water Finance Authority, Build America Project, RB
5.440%, 06/15/2043	910	1,372
New York City, Transitional Finance Authority, Build America Project, RB
5.572%, 11/01/2038	885	1,200

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
New York City, Transitional Finance Authority, Future Tax Secured Revenue, Build America Project, RB
5.508%, 08/01/2037	$1,000	$1,372
New York City, Water & Sewer System, RB
Pre-Refunded @ 100
5.375%, 12/15/2020 (D)	395	406
New York City, Water & Sewer System, RB
Callable 12/15/2020 @ 100
5.375%, 06/15/2043	205	210
New York State, Dormitory Authority, Build America Project, RB
5.289%, 03/15/2033	1,550	1,849
New York State, Dormitory Authority, Build America Project, Ser D, RB
5.500%, 03/15/2030	2,645	3,219
New York State, Dormitory Authority, Ser F, RB
3.110%, 02/15/2039	1,215	1,284
New York State, Urban Development, RB
5.770%, 03/15/2039	1,470	1,812

		14,534

Ohio — 0.1%
JobsOhio Beverage System, Ser A, RB
2.833%, 01/01/2038	325	337
Ohio State University, Build America Project, GO
4.910%, 06/01/2040	535	733
Ohio State University, Build America Project, Ser A, RB
4.800%, 06/01/2111	115	165
Ohio State, Hospital Facilities Revenue Authority, Cleveland Clinic, RB
2.885%, 01/01/2032	950	988

		2,223

Texas — 0.6%
Grand Parkway, Transportation Corp, RB
5.184%, 10/01/2042	930	1,185
North Texas, Tollway Authority, Build America Project, RB
6.718%, 01/01/2049	490	817
Permanent University Fund - University of Texas, Ser A, RB
3.500%, 08/15/2050	1,090	1,342
Permanent University Fund - University of Texas, Ser S, RB
Callable 01/01/2047 @ 100
3.376%, 07/01/2047	560	672
Texas State, Private Activity Bond Surface Transportation, RB
3.922%, 12/31/2049	355	354

236	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Texas State, Transportation Commission State Highway Fund, Ser B, RB
5.178%, 04/01/2030	$815	$1,038
University of Texas, RB
5.262%, 07/01/2039	575	815

		6,223

Total Municipal Bonds (Cost $56,108) ($ Thousands)		66,740

U.S. GOVERNMENT AGENCY OBLIGATIONS — 2.3%
FNMA, PO
0.000%, 05/15/2030 (B)	8,380	7,274
Residual Funding Corp
4.042%, 04/15/2030 (B)	18,175	15,925
Resolution Funding Principal STRIP
1.313%, 01/15/2030 (B)	550	484
Tennessee Valley Authority
5.250%, 09/15/2039	2,290	3,381
Tennessee Valley Authority, PO
0.000%, 01/15/2038 (B)	3,700	2,517

Total U.S. Government Agency Obligations (Cost $23,084) ($ Thousands)		29,581

MORTGAGE-BACKED SECURITIES — 1.1%

Agency Mortgage-Backed Obligations — 1.1%
FHLMC CMO, Ser 2004-2733, Cl ME
5.000%, 01/15/2034	93	107
FHLMC CMO, Ser 2004-2748, Cl ZT
5.500%, 02/15/2024	455	476
FHLMC CMO, Ser 2010-3756, Cl PZ
4.000%, 11/15/2040	7,307	8,201
FNMA CMO, Ser 2004-12, Cl ZX
6.000%, 03/25/2034	1,269	1,511
FNMA CMO, Ser 2004-80, Cl XZ
5.000%, 11/25/2034	673	802
FNMA CMO, Ser 2007-68, Cl SC, IO
6.532%, VAR LIBOR USD 1 Month+6.700%, 07/25/2037	20	5
GNMA ARM
3.875%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+1.500%, 06/20/2032	36	37
GNMA CMO, Ser 2009-8, Cl PS, IO
6.118%, VAR ICE LIBOR USD 1 Month+6.300%, 08/16/2038	50	5

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
GNMA CMO, Ser 2010-4, Cl NS, IO
6.208%, VAR LIBOR USD 1 Month+6.390%, 01/16/2040	$76	$16
GNMA CMO, Ser 2011-70, Cl BO, PO
0.000%, 05/20/2041 (B)	3,388	3,068

		14,228

Non-Agency Mortgage-Backed Obligations — 0.0%
DSLA Mortgage Loan Trust, Ser 2005-AR2, Cl 2A1A
0.382%, VAR ICE LIBOR USD 1 Month+0.210%, 03/19/2045	54	50
Harborview Mortgage Loan Trust, Ser 2004- 8, Cl 2A4A
0.972%, VAR ICE LIBOR USD 1 Month+0.800%, 11/19/2034	97	88
Indymac Index Mortgage Loan Trust, Ser 2004-AR12, Cl A1
0.948%, VAR ICE LIBOR USD 1 Month+0.780%, 12/25/2034	71	56
Indymac Index Mortgage Loan Trust, Ser 2004-AR5, Cl 2A1B
0.968%, VAR ICE LIBOR USD 1 Month+0.800%, 08/25/2034	32	27
Indymac Index Mortgage Loan Trust, Ser 2004-AR7, Cl A2
1.028%, VAR ICE LIBOR USD 1 Month+0.860%, 09/25/2034	14	12
RAMP Trust, Ser 2004-SL1, Cl A7
7.000%, 11/25/2031	12	13
Residential Asset Securitization Trust, Ser 2004-IP2, Cl 2A1
3.898%, 12/25/2034 (C)	20	19
WaMu Mortgage Pass-Through Certificates, Ser 2005-AR2, Cl 2A21
0.498%, VAR ICE LIBOR USD 1 Month+0.330%, 01/25/2045	62	58

		323

Total Mortgage-Backed Securities (Cost $9,842) ($ Thousands)		14,551

SOVEREIGN DEBT — 1.0%
Chile Government International Bond
3.500%, 01/25/2050	2,075	2,220
Colombia Government International Bond
5.625%, 02/26/2044	595	719
3.000%, 01/30/2030	415	415
Israel Government AID Bond
5.500%, 09/18/2033	1,400	2,070

SEI Institutional Investments Trust / Annual Report / May 31, 2020	237

SCHEDULE OF INVESTMENTS

May 31, 2020

Long Duration Fund (Concluded)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

SOVEREIGN DEBT (continued)
Israel Government International Bond
3.875%, 07/03/2050	$385	$440
Mexico Government International Bond
5.750%, 10/12/2110	334	361
5.000%, 04/27/2051	1,690	1,815
4.750%, 04/27/2032	345	373
4.500%, 01/31/2050	1,620	1,669
3.250%, 04/16/2030	415	409
Minera Mexico
4.500%, 01/26/2050 (A)	315	302
Nacional del Cobre de Chile
4.375%, 02/05/2049 (A)	190	212
Panama Government International Bond
3.870%, 07/23/2060	335	366
Philippine Government International Bond
2.950%, 05/05/2045	400	415
Uruguay Government International Bond
5.100%, 06/18/2050	370	453

Total Sovereign Debt (Cost $10,296) ($ Thousands)		12,239

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITY — 0.0%

Other Asset-Backed Securities — 0.0%

Citicorp Residential Mortgage Trust, Ser 2007-1, Cl A5
5.253%, 03/25/2037	$180	$183

Total Asset-Backed Security (Cost $141) ($ Thousands)		183

	Shares

CASH EQUIVALENT — 0.7%
SEI Daily Income Trust, Government Fund, Cl F
0.090%**†	9,302,602	9,303

Total Cash Equivalent (Cost $9,303) ($ Thousands)		9,303

Total Investments in Securities — 99.7% (Cost $1,115,476) ($ Thousands)		$1,294,056

A list of the open futures contracts held by the Fund at May 31, 2020, is as follows:

Type of Contract	Number of Contracts Long/(Short)	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
U.S. 10-Year Treasury Note	259	Sep-2020	$35,973	$36,017	$44
U.S. Long Treasury Bond	(169)	Sep-2020	(30,045)	(30,145)	(100)
U.S. Ultra Long Treasury Bond	345	Sep-2020	75,312	75,221	(91)
Ultra 10-Year U.S. Treasury Note	(272)	Sep-2020	(42,634)	(42,793)	(159)
			$38,606	$38,300	$(306)

Percentages are based on Net Assets of $1,297,733 ($ Thousands).

**	The rate reported is the 7-day effective yield as of May 31, 2020.

†	Investment in Affiliated Security (see Note 6).

(A)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On May 31, 2020, the value of these securities amounted to $95,534 ($ Thousands), representing 7.4% of the Net Assets of the Fund.

(B)	Zero coupon security. The rate shown on the Schedule of Investments is the security’s effective yield at the time of purchase.

(C)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

(D)	Pre-Refunded Securities — The maturity date shown is the pre-refunded date.

(E)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

AID — Agency for International Development

ARM — Adjustable Rate Mortgage

Cl — Class CMO — Collateralized Mortgage Obligation

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

GO — General Obligation

ICE— Intercontinental Exchange

IO — Interest

Only — face amount represents notional amount.

LIBOR— London Interbank Offered Rate

LLC — Limited Liability Company

Ltd. — Limited

MTN — Medium Term Note

PLC — Public Limited Company

PO — Principal Only

RB — Revenue Bond

Ser — Series

STRIPS — Separately Traded Registered Interest and Principal Securities

USD — United States Dollar

VAR — Variable Rate

238	SEI Institutional Investments Trust / Annual Report / May 31, 2020

The following is a list of the level of inputs used as of May 31, 2020, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Corporate Obligations	–	920,378	–	920,378
U.S. Treasury Obligations	–	241,081	–	241,081
Municipal Bonds	–	66,740	–	66,740
U.S. Government Agency Obligations	–	29,581	–	29,581
Mortgage-Backed Securities	–	14,551	–	14,551
Sovereign Debt	–	12,239	–	12,240
Asset-Backed Security	–	183	–	183
Cash Equivalent	9,303	–	–	9,303

Total Investments in Securities	9,303	1,284,753	–	1,294,056

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	44	–	–	44
Unrealized Depreciation	(350)	–	–	(350)

Total Other Financial Instruments	(306)	–	–	(306)

*Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended May 31, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2020 ($ Thousands):

Security Description	Value at 5/31/2019	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 5/31/2020	Shares	Income	Capital Gains
SEI Daily Income Trust, Government Fund, Cl F	$ 16,326	$ 607,664	$ (614,687)	$ –	$ –	$ 9,303	9,302,602	$ 258	$ –

The accompanying notes are an integral part of the financial statements.

Amounts designated as “—” are $0 or have been rounded to $0.

SEI Institutional Investments Trust / Annual Report / May 31, 2020	239

SCHEDULE OF INVESTMENTS

May 31, 2020

Long Duration Credit Fund

 Sector Weightings (Unaudited)†:

†Percentages based on total investments.

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS — 90.2%

Communication Services — 6.8%
America Movil
6.125%, 03/30/2040	$4,820	$6,632
4.375%, 04/22/2049	4,735	5,597
AT&T
6.350%, 03/15/2040	3,070	4,086
4.650%, 06/01/2044	1,100	1,223
4.350%, 06/15/2045	2,919	3,252
4.300%, 12/15/2042	500	553
3.650%, 06/01/2051	1,675	1,698
3.500%, 06/01/2041	1,260	1,271
Charter Communications Operating LLC
6.834%, 10/23/2055	580	787
6.484%, 10/23/2045	535	703
4.800%, 03/01/2050	670	746
Comcast
6.950%, 08/15/2037	1,430	2,167
6.550%, 07/01/2039	295	445
6.500%, 11/15/2035	2,096	3,114
6.400%, 05/15/2038	2,237	3,273
6.400%, 03/01/2040	735	1,081
5.650%, 06/15/2035	4,445	6,277
4.950%, 10/15/2058	21,732	30,446
4.700%, 10/15/2048	9,145	11,919
4.650%, 07/15/2042	4,277	5,427
4.600%, 10/15/2038	5,065	6,299
4.600%, 08/15/2045	6,340	8,033
4.500%, 01/15/2043	6,015	7,449
4.250%, 01/15/2033	4,940	5,966
4.200%, 08/15/2034	18,230	22,144
4.049%, 11/01/2052	15,985	19,133
4.000%, 03/01/2048	1,180	1,406
3.999%, 11/01/2049	1,109	1,312
3.969%, 11/01/2047	5,555	6,565

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.900%, 03/01/2038	$3,845	$4,488
3.400%, 04/01/2030	940	1,065
3.400%, 07/15/2046	9,314	10,198
3.250%, 11/01/2039	350	384
Cox Communications
4.800%, 02/01/2035 (A)	1,400	1,696
4.700%, 12/15/2042 (A)	880	996
Discovery Communications LLC
6.350%, 06/01/2040	2	2
Level 3 Financing
3.875%, 11/15/2029 (A)	535	548
NBCUniversal Media LLC
6.400%, 04/30/2040	1,785	2,618
5.950%, 04/01/2041	3,575	5,164
4.450%, 01/15/2043	3,105	3,830
SES GLOBAL Americas Holdings GP
5.300%, 03/25/2044 (A)	1,550	1,476
Tencent Holdings MTN
3.925%, 01/19/2038 (A)	1,325	1,503
3.595%, 01/19/2028 (A)	1,455	1,575
3.240%, 06/03/2050 (A)	1,180	1,170
T-Mobile USA
4.500%, 04/15/2050 (A)	2,635	2,976
TWDC Enterprises 18
4.125%, 12/01/2041	1,945	2,245
TWDC Enterprises 18 MTN
4.125%, 06/01/2044	2,104	2,553
Verizon Communications
6.550%, 09/15/2043	1,505	2,293
5.250%, 03/16/2037	2,350	3,155
5.012%, 04/15/2049	780	1,083
4.862%, 08/21/2046	1,130	1,516
4.522%, 09/15/2048	3,080	4,020
3.850%, 11/01/2042	515	605
ViacomCBS
5.900%, 10/15/2040	40	44
4.950%, 05/19/2050	650	669
4.850%, 12/15/2034	300	314
Vodafone Group
4.875%, 06/19/2049	1,960	2,436
Walt Disney
6.650%, 11/15/2037	990	1,461
6.400%, 12/15/2035	4,053	5,971
4.750%, 09/15/2044	175	220
4.700%, 03/23/2050	1,123	1,453
4.625%, 03/23/2040	295	368
3.800%, 05/13/2060	485	553
3.600%, 01/13/2051	5,024	5,571
3.500%, 05/13/2040	1,745	1,919
2.750%, 09/01/2049	30,729	29,835

		276,977

240	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)

Consumer Discretionary — 3.1%
Alibaba Group Holding
4.400%, 12/06/2057	$1,750	$2,205
4.000%, 12/06/2037	1,583	1,822
Alibaba Group Holding Ltd
4.200%, 12/06/2047	4,017	4,820
Alimentation Couche-Tard
4.500%, 07/26/2047 (A)	900	909
3.800%, 01/25/2050 (A)	2,105	1,996
Amazon.com
4.250%, 08/22/2057	1,240	1,723
4.050%, 08/22/2047	8,774	11,563
3.875%, 08/22/2037	5,682	6,960
BMW US Capital LLC
4.150%, 04/09/2030 (A)	1,300	1,455
Grupo Televisa
6.625%, 01/15/2040	20	25
Home Depot
5.950%, 04/01/2041	1,980	2,933
4.500%, 12/06/2048	7,095	9,394
4.400%, 03/15/2045	5,825	7,482
4.250%, 04/01/2046	10,612	13,378
4.200%, 04/01/2043	3,495	4,349
3.900%, 06/15/2047	14,598	17,644
3.350%, 04/15/2050	2,635	2,985
3.300%, 04/15/2040	2,315	2,581
Kohl’s
5.550%, 07/17/2045	1,309	1,026
Lowe’s
4.050%, 05/03/2047	1,065	1,223
3.700%, 04/15/2046	1,285	1,413
McDonald’s MTN
3.625%, 09/01/2049	600	654
NIKE
3.625%, 05/01/2043	1,575	1,690
3.375%, 03/27/2050	3,165	3,669
3.250%, 03/27/2040	1,325	1,484
Starbucks
3.350%, 03/12/2050	900	873
Target
7.000%, 01/15/2038	440	703
6.500%, 10/15/2037	2,601	3,957
4.000%, 07/01/2042	3,351	4,201
3.625%, 04/15/2046	1,170	1,407
2.650%, 09/15/2030	3,535	3,850
Time Warner Cable LLC
5.875%, 11/15/2040	480	590
5.500%, 09/01/2041	600	709
4.500%, 09/15/2042	500	536
Time Warner Entertainment
8.375%, 07/15/2033	1,620	2,366

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
TJX
4.500%, 04/15/2050	$1,820	$2,316

		126,891

Consumer Staples — 7.0%
Altria Group
10.200%, 02/06/2039	2,501	4,108
9.950%, 11/10/2038	1,665	2,566
4.450%, 05/06/2050	1,010	1,094
4.250%, 08/09/2042	420	429
3.875%, 09/16/2046	1,300	1,266
Anheuser-Busch InBev Worldwide
8.200%, 01/15/2039	4,750	7,417
8.000%, 11/15/2039	3,076	4,714
4.600%, 04/15/2048	220	245
4.600%, 06/01/2060	795	900
4.375%, 04/15/2038	580	644
3.750%, 07/15/2042	320	327
Anheuser-Busch LLC
4.900%, 02/01/2046	4,421	5,119
Archer-Daniels-Midland
4.500%, 03/15/2049	2,106	2,760
BAT Capital
4.906%, 04/02/2030	3,240	3,706
4.540%, 08/15/2047	1,592	1,694
4.390%, 08/15/2037	9,840	10,394
Boston University
4.061%, 10/01/2048	1,800	2,203
Bowdoin College
4.693%, 07/01/2112	370	404
California Institute of Technology
4.321%, 08/01/2045	650	836
Claremont Mckenna College
3.378%, 01/01/2050	1,515	1,497
Coca-Cola
4.200%, 03/25/2050	1,625	2,104
4.125%, 03/25/2040	620	777
2.600%, 06/01/2050	2,590	2,561
2.500%, 06/01/2040	795	802
Coca-Cola Femsa
5.250%, 11/26/2043	3,070	3,841
Conagra Brands
5.400%, 11/01/2048	460	611
Diageo Capital
5.875%, 09/30/2036	485	674
2.125%, 04/29/2032	675	683
Emory University
2.969%, 09/01/2050	1,660	1,766
Estee Lauder
3.125%, 12/01/2049	3,155	3,315
Fomento Economico Mexicano
3.500%, 01/16/2050	1,540	1,565

SEI Institutional Investments Trust / Annual Report / May 31, 2020	241

SCHEDULE OF INVESTMENTS

May 31, 2020

Long Duration Credit Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Ford Foundation
3.859%, 06/01/2047	$2,500	$2,826
Georgetown University
5.215%, 10/01/2118	2,275	3,186
4.315%, 04/01/2049	2,190	2,620
2.943%, 04/01/2050	1,125	1,049
Hershey
3.125%, 11/15/2049	1,372	1,500
Johns Hopkins University
4.083%, 07/01/2053	2,000	2,454
2.813%, 01/01/2060	2,250	2,245
Kimberly-Clark
5.300%, 03/01/2041	555	770
3.900%, 05/04/2047	3,275	4,100
2.875%, 02/07/2050	1,695	1,812
Kraft Heinz Foods
7.125%, 08/01/2039 (A)	1,160	1,423
6.750%, 03/15/2032	575	712
5.200%, 07/15/2045	400	411
4.875%, 10/01/2049 (A)	470	467
4.375%, 06/01/2046	2,260	2,133
Kroger
5.400%, 01/15/2049	2,371	3,184
3.950%, 01/15/2050	710	798
Mars
4.200%, 04/01/2059 (A)	1,485	1,871
4.125%, 04/01/2054 (A)	1,385	1,700
3.950%, 04/01/2049 (A)	5,380	6,507
3.875%, 04/01/2039 (A)	1,650	1,932
3.600%, 04/01/2034 (A)	2,450	2,872
Massachusetts Institute of Technology
5.600%, 07/01/2111	3,400	6,020
3.959%, 07/01/2038	1,927	2,389
2.989%, 07/01/2050	2,320	2,714
Nestle Holdings
4.000%, 09/24/2048 (A)	1,560	2,008
3.900%, 09/24/2038 (A)	3,125	3,799
Northwestern University
3.688%, 12/01/2038	2,070	2,299
Novartis Capital
4.000%, 11/20/2045	3,935	4,986
2.750%, 08/14/2050	6,484	6,788
PepsiCo
4.250%, 10/22/2044	1,000	1,245
4.000%, 05/02/2047	4,609	5,641
3.625%, 03/19/2050	7,997	9,636
3.500%, 03/19/2040	1,990	2,385
3.450%, 10/06/2046	9,782	11,101
3.375%, 07/29/2049	1,635	1,871
3.000%, 08/25/2021	16	17
Philip Morris International
6.375%, 05/16/2038	420	614

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.875%, 11/15/2043	$2,830	$3,540
4.500%, 03/20/2042	5,390	6,394
4.125%, 03/04/2043	2,166	2,453
3.875%, 08/21/2042	1,235	1,354
President & Fellows of Harvard College
3.619%, 10/01/2037	400	469
2.517%, 10/15/2050	1,685	1,750
Princeton University
5.700%, 03/01/2039	1,399	2,114
Procter & Gamble
3.600%, 03/25/2050	5,296	6,651
3.550%, 03/25/2040	1,785	2,156
Reynolds American
8.125%, 05/01/2040	2,010	2,402
5.850%, 08/15/2045	1,815	2,196
University of Chicago
4.411%, 10/01/2044	715	767
4.003%, 10/01/2053	2,475	2,927
2.761%, 04/01/2045	5,270	5,347
University of Southern California
3.841%, 10/01/2047	1,580	1,922
3.028%, 10/01/2039	2,300	2,479
2.805%, 10/01/2050	925	951
Walmart
4.050%, 06/29/2048	30,766	39,540
3.950%, 06/28/2038	2,715	3,350
3.625%, 12/15/2047	5,280	6,390
2.950%, 09/24/2049	5,265	5,820
William Marsh Rice University
2.598%, 05/15/2050	935	950

		283,029

Energy — 5.4%
Baker Hughes LLC
4.080%, 12/15/2047	1,285	1,292
BG Energy Capital
5.125%, 10/15/2041 (A)	5,840	7,353
BP Capital Markets America
3.937%, 09/21/2028	2,890	3,293
3.000%, 02/24/2050	6,325	6,183
Burlington Resources LLC
5.950%, 10/15/2036	370	499
Chevron
3.078%, 05/11/2050	2,905	3,145
Colonial Enterprises
3.250%, 05/15/2030 (A)	2,830	2,994
Conoco Funding
6.950%, 04/15/2029	2,398	3,296
ConocoPhillips
6.500%, 02/01/2039	12,838	18,583
5.900%, 05/15/2038	2,400	3,280
4.300%, 11/15/2044	4,620	5,501

242	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Devon Financing
7.875%, 09/30/2031	$1,315	$1,408
Energy Transfer Operating
8.250%, 11/15/2029	95	121
6.250%, 04/15/2049	500	543
6.050%, 06/01/2041	1,460	1,539
5.300%, 04/15/2047	895	877
5.000%, 05/15/2050	1,650	1,577
4.900%, 03/15/2035	82	80
Eni
5.700%, 10/01/2040 (A)	2,285	2,413
EnLink Midstream Partners
5.050%, 04/01/2045	3,170	1,843
Enterprise Products Operating LLC
5.950%, 02/01/2041	670	807
3.950%, 01/31/2060	665	665
3.700%, 01/31/2051	55	56
EOG Resources
4.375%, 04/15/2030	1,645	1,946
3.900%, 04/01/2035	4,997	5,772
Equinor
5.100%, 08/17/2040	1,415	1,856
4.800%, 11/08/2043	2,284	2,920
3.700%, 04/06/2050	3,040	3,422
3.625%, 04/06/2040	4,265	4,792
2.375%, 05/22/2030	1,710	1,764
Exxon Mobil
4.327%, 03/19/2050	8,088	10,099
4.227%, 03/19/2040	3,480	4,236
3.567%, 03/06/2045	7,525	8,313
3.452%, 04/15/2051	12,440	13,704
2.995%, 08/16/2039	2,346	2,437
Hess
6.000%, 01/15/2040	3,630	3,608
Kinder Morgan
5.300%, 12/01/2034	500	575
Marathon Petroleum
5.000%, 09/15/2054	1,030	993
Motiva Enterprises
6.850%, 01/15/2040 (A)	4,340	4,096
MPLX
5.200%, 03/01/2047	740	794
4.500%, 04/15/2038	475	471
Noble Energy
6.000%, 03/01/2041	360	337
Northern Natural Gas
4.300%, 01/15/2049 (A)	1,530	1,770
Occidental Petroleum
4.525%, 10/10/2036 (B)	15,000	6,375
4.300%, 08/15/2039	462	270
Petroleos Mexicanos
7.690%, 01/23/2050 (A)	3,855	3,182

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
6.950%, 01/28/2060 (A)	$260	$200
Sabine Pass Liquefaction LLC
4.500%, 05/15/2030 (A)	1,160	1,272
Saudi Arabian Oil MTN
4.375%, 04/16/2049 (A)	315	349
Shell International Finance BV
6.375%, 12/15/2038	6,111	9,379
4.550%, 08/12/2043	6,820	8,476
4.375%, 05/11/2045	2,250	2,783
4.000%, 05/10/2046	4,330	5,043
3.750%, 09/12/2046	10,666	12,118
3.625%, 08/21/2042	2,250	2,519
3.250%, 04/06/2050	3,125	3,331
Southern Natural Gas
7.350%, 02/15/2031	730	930
Suncor Energy
5.950%, 12/01/2034	3,570	4,179
Suncor Energy Ventures
6.000%, 04/01/2042 (A)	2,375	2,522
Sunoco Logistics Partners Operations
5.400%, 10/01/2047	797	792
Tennessee Gas Pipeline LLC
8.375%, 06/15/2032	2,200	2,901
Total Capital International
3.127%, 05/29/2050	6,370	6,443
TransCanada PipeLines
7.250%, 08/15/2038	1,765	2,483
6.200%, 10/15/2037	525	688
4.625%, 03/01/2034	1,965	2,262
Williams Partners
6.300%, 04/15/2040	50	60
5.400%, 03/04/2044	1,000	1,101

		220,911

Financials — 19.5%
AIA Group MTN
4.875%, 03/11/2044 (A)	2,572	3,117
AIG SunAmerica Global Financing X
6.900%, 03/15/2032 (A)	5,175	7,296
Allstate
4.200%, 12/15/2046	2,525	3,122
3.850%, 08/10/2049	1,585	1,868
Apollo Management Holdings
5.000%, 03/15/2048 (A)	2,450	2,725
4.872%, 02/15/2029 (A)	1,825	2,179
Banco Santander
3.490%, 05/28/2030	835	853
3.306%, 06/27/2029	1,270	1,338
Bank of America
7.750%, 05/14/2038	1,275	2,041
6.110%, 01/29/2037	1,395	1,903
6.000%, 10/15/2036	2,905	4,042

SEI Institutional Investments Trust / Annual Report / May 31, 2020	243

SCHEDULE OF INVESTMENTS

May 31, 2020

Long Duration Credit Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Bank of America MTN
5.875%, 02/07/2042	$12,048	$17,396
5.000%, 01/21/2044	2,250	2,960
4.330%, VAR ICE LIBOR USD 3 Month+1.520%, 03/15/2050	13,005	16,101
4.244%, VAR ICE LIBOR USD 3 Month+1.814%, 04/24/2038	4,355	5,122
4.083%, 03/20/2051 (C)	5,045	5,975
4.078%, VAR ICE LIBOR USD 3 Month+1.320%, 04/23/2040	9,675	11,300
3.970%, VAR ICE LIBOR USD 3 Month+1.070%, 03/05/2029	15,085	17,046
2.884%, VAR ICE LIBOR USD 3 Month+1.190%, 10/22/2030	3,110	3,269
Berkshire Hathaway
4.500%, 02/11/2043	1,545	2,030
Berkshire Hathaway Finance
5.750%, 01/15/2040	1,875	2,701
4.400%, 05/15/2042	2,250	2,843
4.300%, 05/15/2043	2,215	2,793
4.250%, 01/15/2049	5,365	6,733
4.200%, 08/15/2048	5,170	6,449
Blackstone Holdings Finance LLC
6.250%, 08/15/2042 (A)	1,313	1,734
5.000%, 06/15/2044 (A)	3,050	3,625
Carlyle Holdings II Finance LLC
5.625%, 03/30/2043 (A)	3,818	4,313
Chubb INA Holdings
6.700%, 05/15/2036	4,870	6,958
4.350%, 11/03/2045	6,335	8,140
Cincinnati Financial
6.920%, 05/15/2028	2,518	3,286
6.125%, 11/01/2034	3,553	4,955
Citigroup
8.125%, 07/15/2039	4,070	6,851
6.125%, 08/25/2036	690	896
5.316%, VAR United States Secured Overnight Financing Rate+4.548%, 03/26/2041	3,995	5,234
4.650%, 07/30/2045	1,539	1,882
4.650%, 07/23/2048	13,488	16,737
4.281%, VAR ICE LIBOR USD 3 Month+1.839%, 04/24/2048	979	1,161
2.976%, VAR United States Secured Overnight Financing Rate+1.422%, 11/05/2030	1,400	1,454
Citigroup Capital III
7.625%, 12/01/2036	890	1,174
CME Group
4.150%, 06/15/2048	8,804	11,798
Commonwealth Bank of Australia
4.316%, 01/10/2048 (A)	2,536	2,804

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Commonwealth Bank of Australia MTN
3.743%, 09/12/2039 (A)	$1,550	$1,573
Credit Suisse Group
4.194%, VAR United States Secured Overnight Financing Rate+3.730%, 04/01/2031 (A)	1,390	1,541
Farmers Exchange Capital
7.200%, 07/15/2048 (A)	800	980
Farmers Exchange Capital II
6.151%, VAR ICE LIBOR USD 3 Month+3.744%, 11/01/2053 (A)	3,890	4,651
Farmers Exchange Capital III
5.454%, VAR ICE LIBOR USD 3 Month+3.454%, 10/15/2054 (A)	940	1,078
Fifth Third Bancorp
8.250%, 03/01/2038	1,795	2,684
FMR
5.150%, 02/01/2043 (A)	260	325
4.950%, 02/01/2033 (A)	250	313
Goldman Sachs Capital I
6.345%, 02/15/2034	3,245	4,348
Goldman Sachs Group
6.750%, 10/01/2037	2,760	3,853
6.450%, 05/01/2036	930	1,274
6.250%, 02/01/2041	6,718	9,649
4.411%, VAR ICE LIBOR USD 3 Month+1.430%, 04/23/2039	9,200	10,599
4.017%, VAR ICE LIBOR USD 3 Month+1.373%, 10/31/2038	8,775	9,711
3.800%, 03/15/2030	5,465	6,062
Goldman Sachs Group MTN
4.800%, 07/08/2044	9,388	11,619
Guardian Life Insurance Co of America
4.875%, 06/19/2064 (A)	3,710	4,648
3.700%, 01/22/2070 (A)	1,285	1,229
HSBC Bank PLC
7.650%, 05/01/2025	2,115	2,470
HSBC Bank USA
7.000%, 01/15/2039	5,690	8,354
HSBC Holdings
6.800%, 06/01/2038	6,819	9,433
6.500%, 09/15/2037	7,410	9,990
5.250%, 03/14/2044	7,240	8,918
4.950%, 03/31/2030	675	797
4.041%, VAR ICE LIBOR USD 3 Month+1.546%, 03/13/2028	2,195	2,388
Intercontinental Exchange
4.250%, 09/21/2048	6,740	8,242
3.000%, 06/15/2050	1,735	1,749
JPMorgan Chase
8.750%, 09/01/2030	1,075	1,574
6.400%, 05/15/2038	11,245	16,734
5.600%, 07/15/2041	6,115	8,629

244	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
5.500%, 10/15/2040	$8,915	$12,293
5.400%, 01/06/2042	7,960	10,891
4.260%, VAR ICE LIBOR USD 3 Month+1.580%, 02/22/2048	90	109
4.032%, VAR ICE LIBOR USD 3 Month+1.460%, 07/24/2048	5,095	5,986
3.964%, VAR ICE LIBOR USD 3 Month+1.380%, 11/15/2048	10,799	12,638
3.897%, VAR ICE LIBOR USD 3 Month+1.220%, 01/23/2049	13,405	15,448
3.882%, VAR ICE LIBOR USD 3 Month+1.360%, 07/24/2038	15,065	17,239
3.109%, 04/22/2051 (C)	2,500	2,524
2.956%, VAR United States Secured Overnight Financing Rate+2.515%, 05/13/2031	1,180	1,218
2.739%, VAR United States Secured Overnight Financing Rate+1.510%, 10/15/2030	700	726
KKR Group Finance II LLC
5.500%, 02/01/2043 (A)	2,248	2,642
KKR Group Finance III LLC
5.125%, 06/01/2044 (A)	3,627	4,057
Marsh & McLennan
4.900%, 03/15/2049	3,672	4,913
4.200%, 03/01/2048	1,585	1,909
2.250%, 11/15/2030	3,980	4,039
Massachusetts Mutual Life Insurance
4.900%, 04/01/2077 (A)	530	637
3.729%, 10/15/2070 (A)	1,975	1,879
3.375%, 04/15/2050 (A)	1,625	1,658
MetLife
5.875%, 02/06/2041	1,675	2,334
5.700%, 06/15/2035	9,789	13,558
4.875%, 11/13/2043	4,465	5,675
4.721%, 12/15/2044	4,355	5,398
Mitsubishi UFJ Financial Group
3.751%, 07/18/2039	5,415	5,954
Moody’s
4.875%, 12/17/2048	2,745	3,625
Morgan Stanley
4.457%, VAR ICE LIBOR USD 3 Month+1.431%, 04/22/2039	4,418	5,357
4.375%, 01/22/2047	700	874
Morgan Stanley MTN
6.375%, 07/24/2042	6,310	9,481
5.597%, 03/24/2051 (C)	5,840	8,402
4.300%, 01/27/2045	13,010	15,804
3.971%, VAR ICE LIBOR USD 3 Month+1.455%, 07/22/2038	9,715	11,103
2.699%, VAR United States Secured Overnight Financing Rate+1.143%, 01/22/2031	2,789	2,878

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
2.420%, VAR ICE LIBOR USD 3 Month+1.400%, 10/24/2023	$1,485	$1,489
Mutual of Omaha Insurance
4.297%, VAR ICE LIBOR USD 3 Month+2.640%, 07/15/2054 (A)	595	604
National Rural Utilities Cooperative Finance
4.400%, 11/01/2048	2,605	3,334
4.300%, 03/15/2049	4,493	5,647
4.023%, 11/01/2032	502	575
Nationwide Mutual Insurance
9.375%, 08/15/2039 (A)	1,260	1,989
4.950%, 04/22/2044 (A)	700	783
New York Life Insurance
6.750%, 11/15/2039 (A)	2,215	3,320
5.875%, 05/15/2033 (A)	4,447	5,979
3.750%, 05/15/2050 (A)	1,814	2,041
Northwestern Mutual Life Insurance
3.850%, 09/30/2047 (A)	4,798	5,436
3.625%, 09/30/2059 (A)	1,594	1,729
Pacific Life Insurance
4.300%, VAR ICE LIBOR USD 3 Month+2.796%, 10/24/2067 (A)	1,450	1,427
PNC Financial Services Group
3.450%, 04/23/2029	1,950	2,197
Prudential Financial
3.905%, 12/07/2047	2,135	2,272
Prudential Financial MTN
5.700%, 12/14/2036	5,584	7,349
Prudential Insurance of America
8.300%, 07/01/2025 (A)	1,000	1,288
Raymond James Financial
4.950%, 07/15/2046	1,250	1,445
S&P Global
3.250%, 12/01/2049	4,921	5,290
Securian Financial Group
4.800%, 04/15/2048 (A)	2,236	2,495
State Street
3.031%, VAR United States Secured Overnight Financing Rate+1.490%, 11/01/2034	4,335	4,574
Sumitomo Mitsui Financial Group
3.040%, 07/16/2029	1,530	1,625
Swiss Re Treasury US
4.250%, 12/06/2042 (A)	4,581	5,611
Teachers Insurance & Annuity Association of America
6.850%, 12/16/2039 (A)	1,100	1,660
4.900%, 09/15/2044 (A)	2,355	2,944
4.270%, 05/15/2047 (A)	6,613	7,789
3.300%, 05/15/2050 (A)	800	815
Travelers
5.350%, 11/01/2040	1,565	2,186

SEI Institutional Investments Trust / Annual Report / May 31, 2020	245

SCHEDULE OF INVESTMENTS

May 31, 2020

Long Duration Credit Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.100%, 03/04/2049	$4,853	$6,037
4.050%, 03/07/2048	1,800	2,232
4.000%, 05/30/2047	1,555	1,903
2.550%, 04/27/2050	7,870	7,765
Travelers MTN
6.250%, 06/15/2037	1,205	1,781
Truist Bank
2.250%, 03/11/2030	1,530	1,508
UBS MTN
4.500%, 06/26/2048 (A)	2,725	3,665
US Bancorp MTN
3.000%, 07/30/2029	8,690	9,413
Validus Holdings
8.875%, 01/26/2040	2,155	3,270
Wachovia
7.500%, 04/15/2035	440	621
WEA Finance LLC
4.625%, 09/20/2048 (A)	2,000	1,695
Wells Fargo
7.950%, 11/15/2029	695	891
6.600%, 01/15/2038	5,585	7,903
5.950%, 08/26/2036	4,720	6,354
5.950%, 12/15/2036	120	139
5.850%, 02/01/2037	14,498	19,638
5.606%, 01/15/2044	2,471	3,266
3.900%, 05/01/2045	7,954	8,998
3.068%, VAR United States Secured Overnight Financing Rate+2.530%, 04/30/2041	5,045	5,115
Wells Fargo MTN
5.013%, 04/04/2051 (C)	9,093	11,883
4.900%, 11/17/2045	2,215	2,681
4.750%, 12/07/2046	8,476	9,995
4.650%, 11/04/2044	4,100	4,877
4.400%, 06/14/2046	6,430	7,276
4.300%, 07/22/2027	1,207	1,357
4.150%, 01/24/2029	1,205	1,372
3.584%, VAR ICE LIBOR USD 3 Month+1.310%, 05/22/2028	7,617	8,261
2.879%, VAR ICE LIBOR USD 3 Month+1.170%, 10/30/2030	3,520	3,656
2.572%, VAR ICE LIBOR USD 3 Month+1.000%, 02/11/2031	1,030	1,037
Westpac Banking
4.421%, 07/24/2039	625	696
Willis North America
3.875%, 09/15/2049	575	615
XLIT
5.250%, 12/15/2043	805	1,080

		793,741

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)

Health Care — 11.7%
Abbott Laboratories
4.900%, 11/30/2046	$4,245	$5,983
AbbVie
4.875%, 11/14/2048	1,285	1,600
4.850%, 06/15/2044 (A)	625	741
4.450%, 05/14/2046	780	903
4.250%, 11/21/2049 (A)	1,820	2,091
Advocate Health & Hospitals
4.272%, 08/15/2048	2,717	3,357
Aetna
4.125%, 11/15/2042	1,480	1,631
Alcon Finance
3.800%, 09/23/2049 (A)	550	599
Allina Health System
4.805%, 11/15/2045	1,666	2,086
3.887%, 04/15/2049	2,554	2,717
Amgen
6.375%, 06/01/2037	720	1,047
4.400%, 05/01/2045	925	1,154
Anthem
4.650%, 08/15/2044	900	1,122
4.625%, 05/15/2042	300	369
4.375%, 12/01/2047	1,975	2,402
3.700%, 09/15/2049	70	78
Ascension Health
4.847%, 11/15/2053	520	699
3.945%, 11/15/2046	3,631	4,475
3.106%, 11/15/2039	2,975	3,184
AstraZeneca
4.375%, 11/16/2045	2,084	2,713
Baptist Health South Florida
4.342%, 11/15/2041	610	680
Barnabas Health
4.000%, 07/01/2028	2,240	2,454
BayCare Health System
3.831%, 11/15/2050	1,870	2,194
Bayer US Finance II LLC
4.875%, 06/25/2048 (A)	1,138	1,436
4.700%, 07/15/2064 (A)	3,530	3,957
4.625%, 06/25/2038 (A)	1,030	1,218
4.400%, 07/15/2044 (A)	2,685	3,219
3.950%, 04/15/2045 (A)	2,680	2,939
Baylor Scott & White Holdings
4.185%, 11/15/2045	2,636	3,328
2.650%, 11/15/2026	1,235	1,269
Becton Dickinson
3.794%, 05/20/2050	1,555	1,748
Bristol-Myers Squibb
5.000%, 08/15/2045 (A)	2,650	3,669
4.625%, 05/15/2044 (A)	780	1,043
4.550%, 02/20/2048 (A)	2,020	2,704

246	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.250%, 10/26/2049 (A)	$13,504	$17,792
Children’s Health Care
3.448%, 08/15/2049	815	840
Cigna
4.900%, 12/15/2048	1,385	1,818
4.800%, 08/15/2038	1,620	2,026
3.875%, 10/15/2047 (A)	1,300	1,465
3.400%, 03/15/2050	1,120	1,204
City of Hope
5.623%, 11/15/2043	850	1,156
Cleveland Clinic Foundation
4.858%, 01/01/2114	1,415	2,017
CommonSpirit Health
4.187%, 10/01/2049	2,925	2,886
3.817%, 10/01/2049	3,180	3,293
CVS Health
5.050%, 03/25/2048	4,485	5,752
4.780%, 03/25/2038	1,105	1,349
4.125%, 04/01/2040	720	832
Dartmouth-Hitchcock Health
4.178%, 08/01/2048	4,410	4,529
Duke University Health System
3.920%, 06/01/2047	3,825	4,704
Eli Lilly
4.150%, 03/15/2059	2,195	2,912
3.950%, 03/15/2049	5,145	6,506
Gilead Sciences
4.800%, 04/01/2044	6,810	8,997
4.750%, 03/01/2046	5,175	6,933
4.600%, 09/01/2035	2,760	3,635
4.500%, 02/01/2045	9,705	12,531
4.150%, 03/01/2047	2,690	3,394
4.000%, 09/01/2036	900	1,103
GlaxoSmithKline Capital
6.375%, 05/15/2038	10,704	16,163
3.875%, 05/15/2028	1,580	1,855
Hartford HealthCare
5.746%, 04/01/2044	2,130	2,606
HCA
5.250%, 06/15/2049	2,480	2,923
Health Care Service, A Mutual Legal Reserve
2.200%, 06/01/2030 (A)	1,845	1,850
Highmark
6.125%, 05/15/2041 (A)	550	720
4.750%, 05/15/2021 (A)	665	684
Humana
8.150%, 06/15/2038	1,510	2,229
4.625%, 12/01/2042	405	498
3.950%, 08/15/2049	500	579
Indiana University Health Obligated Group
3.970%, 11/01/2048	2,310	2,843

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Johns Hopkins Health System
3.837%, 05/15/2046	$960	$1,135
Johnson & Johnson
4.850%, 05/15/2041	5,652	7,999
3.700%, 03/01/2046	315	390
3.625%, 03/03/2037	8,735	10,440
3.500%, 01/15/2048	332	404
3.400%, 01/15/2038	5,750	6,709
2.900%, 01/15/2028	1,665	1,872
Kaiser Foundation Hospitals
4.150%, 05/01/2047	5,325	6,600
3.266%, 11/01/2049	1,510	1,637
MedStar Health
3.626%, 08/15/2049	2,530	2,663
Medtronic
4.625%, 03/15/2045	3,074	4,141
4.375%, 03/15/2035	3,080	3,930
Memorial Health Services
3.447%, 11/01/2049	3,490	3,450
Memorial Sloan-Kettering Cancer Center
4.125%, 07/01/2052	3,010	3,749
Merck
5.750%, 11/15/2036	1,200	1,688
4.150%, 05/18/2043	2,675	3,431
3.900%, 03/07/2039	4,865	6,035
3.700%, 02/10/2045	9,245	11,247
3.600%, 09/15/2042	1,780	2,137
3.400%, 03/07/2029	2,980	3,422
Mount Sinai Hospitals Group
3.737%, 07/01/2049	2,600	2,638
New York and Presbyterian Hospital
4.763%, 08/01/2116	1,705	1,987
4.063%, 08/01/2056	2,200	2,575
Northwell Healthcare
4.260%, 11/01/2047	790	828
NYU Langone Hospital
3.380%, 07/01/2055	1,785	1,670
NYU Langone Hospitals
5.750%, 07/01/2043	2,040	2,636
4.428%, 07/01/2042	2,150	2,333
4.368%, 07/01/2047	1,950	2,090
OhioHealth Corp
3.042%, 11/15/2050	2,445	2,555
Partners Healthcare System
3.765%, 07/01/2048	1,000	1,144
3.342%, 07/01/2060	2,015	2,090
3.192%, 07/01/2049	2,260	2,301
Pfizer
5.600%, 09/15/2040	808	1,175
4.400%, 05/15/2044	5,495	7,170
4.300%, 06/15/2043	2,640	3,364
4.200%, 09/15/2048	2,265	2,920

SEI Institutional Investments Trust / Annual Report / May 31, 2020	247

SCHEDULE OF INVESTMENTS

May 31, 2020

Long Duration Credit Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.100%, 09/15/2038	$3,080	$3,766
4.000%, 12/15/2036	8,351	10,023
4.000%, 03/15/2049	4,597	5,821
2.700%, 05/28/2050	2,200	2,228
2.550%, 05/28/2040	1,290	1,307
Pharmacia
6.600%, 12/01/2028	1,145	1,581
Providence St. Joseph Health Obligated Group
3.744%, 10/01/2047	1,640	1,871
2.532%, 10/01/2029	2,830	2,949
RWJ Barnabas Health
3.477%, 07/01/2049	535	534
Shands Teaching Hospital and Clinics
4.741%, 12/01/2042	1,750	1,803
Stanford Health Care
3.795%, 11/15/2048	7,132	8,389
Stryker
4.625%, 03/15/2046	315	411
4.100%, 04/01/2043	785	918
Trinity Health
4.125%, 12/01/2045	2,392	2,762
UnitedHealth Group
6.875%, 02/15/2038	1,125	1,776
6.625%, 11/15/2037	1,160	1,794
6.500%, 06/15/2037	1,360	2,068
5.950%, 02/15/2041	1,130	1,659
5.800%, 03/15/2036	325	459
5.700%, 10/15/2040	440	638
4.750%, 07/15/2045	7,215	9,682
4.625%, 07/15/2035	1,120	1,465
4.450%, 12/15/2048	16,159	21,212
4.375%, 03/15/2042	30	38
4.250%, 03/15/2043	906	1,125
4.250%, 04/15/2047	6,515	8,174
4.250%, 06/15/2048	3,185	4,055
4.200%, 01/15/2047	4,172	5,197
3.950%, 10/15/2042	1,085	1,299
3.875%, 08/15/2059	5	6
3.750%, 10/15/2047	1,146	1,358
3.700%, 08/15/2049	3,650	4,314
3.500%, 08/15/2039	4,660	5,377
3.125%, 05/15/2060	2,025	2,128
Willis-Knighton Medical Center
4.813%, 09/01/2048	2,165	2,652
Wyeth LLC
6.500%, 02/01/2034	2,385	3,623
5.950%, 04/01/2037	19,704	28,636

		477,086

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)

Industrials — 6.0%
3M
3.700%, 04/15/2050	$1,095	$1,327
3.250%, 08/26/2049	2,820	3,123
3M MTN
3.125%, 09/19/2046	1,905	2,039
Air Canada, Pass-Through Trust, Ser 2013-1, Cl A
4.125%, 05/15/2025 (A)	373	330
Air Lease
3.250%, 10/01/2029	380	318
Airbus
3.950%, 04/10/2047 (A)	2,500	2,409
American Airlines Pass-Through Trust, Ser 2016-2, Cl AA
3.200%, 06/15/2028	3,615	3,238
Boeing
5.930%, 05/01/2060	450	521
5.805%, 05/01/2050	6,195	7,029
5.150%, 05/01/2030	1,330	1,425
3.850%, 11/01/2048	1,135	975
Burlington Northern Santa Fe LLC
5.150%, 09/01/2043	1,615	2,160
4.900%, 04/01/2044	11,145	14,421
4.550%, 09/01/2044	5,365	6,680
4.450%, 03/15/2043	560	692
4.400%, 03/15/2042	2,825	3,455
4.150%, 04/01/2045	8,700	10,526
4.150%, 12/15/2048	265	325
4.125%, 06/15/2047	3,815	4,561
4.050%, 06/15/2048	5,305	6,393
Canadian National Railway
6.200%, 06/01/2036	6,570	9,534
4.500%, 11/07/2043	3,800	4,843
3.650%, 02/03/2048	1,000	1,180
3.200%, 08/02/2046	3,580	3,943
Canadian Pacific Railway
6.125%, 09/15/2115	1,405	2,114
Caterpillar
5.200%, 05/27/2041	395	545
4.750%, 05/15/2064	4,585	6,052
3.803%, 08/15/2042	4,360	5,170
Crane
4.200%, 03/15/2048	775	759
Deere
3.900%, 06/09/2042	3,695	4,529
3.750%, 04/15/2050	2,100	2,542
2.875%, 09/07/2049	3,855	4,010
Emerson Electric
2.750%, 10/15/2050	1,765	1,743
FedEx
4.950%, 10/17/2048	2,001	2,204

248	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
GE Capital Funding LLC
4.400%, 05/15/2030 (A)	$1,450	$1,503
GE Capital International Funding Unlimited
4.418%, 11/15/2035	12,762	12,751
General Dynamics
4.250%, 04/01/2040	1,325	1,647
4.250%, 04/01/2050	1,975	2,576
General Electric
4.350%, 05/01/2050	3,580	3,496
4.250%, 05/01/2040	2,290	2,227
General Electric MTN
5.875%, 01/14/2038	7,290	8,136
Honeywell International
2.800%, 06/01/2050	1,470	1,541
Lockheed Martin
4.700%, 05/15/2046	1,000	1,363
4.070%, 12/15/2042	4,755	5,955
2.800%, 06/15/2050	4,920	5,145
Norfolk Southern
5.100%, 08/01/2118	1,900	2,446
4.050%, 08/15/2052	1,976	2,293
Parker-Hannifin
4.100%, 03/01/2047	3,704	4,190
4.000%, 06/14/2049	2,310	2,609
Parker-Hannifin MTN
4.450%, 11/21/2044	1,755	2,029
Raytheon
4.700%, 12/15/2041	560	658
Raytheon Technologies
4.625%, 11/16/2048	785	1,016
4.500%, 06/01/2042	5,000	6,131
3.750%, 11/01/2046	1,039	1,177
3.125%, 07/01/2050	2,595	2,739
Rockwell Automation
4.200%, 03/01/2049	2,500	3,103
Snap-on
4.100%, 03/01/2048	3,640	4,148
3.100%, 05/01/2050	3,326	3,318
Stanley Black & Decker
5.200%, 09/01/2040	280	359
TTX
4.600%, 02/01/2049 (A)	3,542	4,407
Union Pacific
3.875%, 02/01/2055	730	838
3.839%, 03/20/2060 (A)	2,529	2,906
3.250%, 02/05/2050	2,050	2,179
United Airlines Pass-Through Trust, Ser 2019- 1, Cl AA
4.150%, 08/25/2031	1,329	1,242
United Parcel Service
7.620%, 04/01/2030	710	1,006
6.200%, 01/15/2038	3,152	4,611

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
5.300%, 04/01/2050	$1,705	$2,413
5.200%, 04/01/2040	425	565
3.625%, 10/01/2042	1,510	1,626
3.400%, 11/15/2046	3,925	4,243
3.400%, 09/01/2049	4,420	4,824
US Airways Pass-Through Trust, Ser 2012-1, Cl A
5.900%, 10/01/2024	1,378	1,176
Vinci
3.750%, 04/10/2029 (A)	1,475	1,661
Waste Connections
3.050%, 04/01/2050	675	659
WW Grainger
4.600%, 06/15/2045	1,328	1,637
4.200%, 05/15/2047	3,329	3,778

		243,442

Information Technology — 12.0%
Adobe
2.300%, 02/01/2030	5,360	5,725
Apple
4.650%, 02/23/2046	13,186	18,156
4.450%, 05/06/2044	780	1,025
4.375%, 05/13/2045	14,885	19,450
3.850%, 05/04/2043	5,245	6,431
3.850%, 08/04/2046	18,297	22,581
3.750%, 09/12/2047	7,535	9,175
3.750%, 11/13/2047	2,000	2,421
3.450%, 02/09/2045	9,090	10,489
2.900%, 09/12/2027	2,080	2,330
2.650%, 05/11/2050	1,585	1,637
Applied Materials
4.350%, 04/01/2047	3,599	4,669
2.750%, 06/01/2050	1,115	1,108
Cisco Systems
5.900%, 02/15/2039	5,785	8,483
5.500%, 01/15/2040	5,510	7,978
Dell International LLC
8.100%, 07/15/2036 (A)	2,785	3,377
Deutsche Telekom International Finance
9.250%, 06/01/2032	2,192	3,492
Fiserv
4.400%, 07/01/2049	500	608
Intel
4.950%, 03/25/2060	1,460	2,108
4.750%, 03/25/2050	3,455	4,700
4.600%, 03/25/2040	2,025	2,635
4.100%, 05/19/2046	3,052	3,757
4.100%, 05/11/2047	4,555	5,703
4.000%, 12/15/2032	165	204
3.734%, 12/08/2047	14,495	17,042
3.250%, 11/15/2049	3,825	4,234

SEI Institutional Investments Trust / Annual Report / May 31, 2020	249

SCHEDULE OF INVESTMENTS

May 31, 2020

Long Duration Credit Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
International Business Machines
4.250%, 05/15/2049	$5,515	$6,806
4.000%, 06/20/2042	2,730	3,187
Lam Research
2.875%, 06/15/2050	6,300	6,407
Mastercard
3.950%, 02/26/2048	1,505	1,885
3.850%, 03/26/2050	7,956	10,170
3.650%, 06/01/2049	2,340	2,814
3.350%, 03/26/2030	1,200	1,386
Microsoft
5.300%, 02/08/2041	3,915	5,780
5.200%, 06/01/2039	1,415	2,055
4.450%, 11/03/2045	2,765	3,799
4.100%, 02/06/2037	11,634	14,784
4.000%, 02/12/2055	15,738	20,619
3.750%, 02/12/2045	21,861	27,314
3.700%, 08/08/2046 (D)	35,133	43,774
3.500%, 02/12/2035	2,015	2,448
3.450%, 08/08/2036	10,635	12,554
2.400%, 08/08/2026	1,255	1,379
NVIDIA
3.700%, 04/01/2060	545	645
3.500%, 04/01/2040	3,775	4,291
3.500%, 04/01/2050	6,040	6,883
Oracle
6.500%, 04/15/2038	7,067	10,661
4.375%, 05/15/2055	3,515	4,453
4.300%, 07/08/2034	13,255	16,270
4.125%, 05/15/2045	13,250	15,692
4.000%, 07/15/2046	16,864	19,553
4.000%, 11/15/2047	5,425	6,369
3.900%, 05/15/2035	1,555	1,846
3.850%, 07/15/2036	445	516
3.850%, 04/01/2060	2,125	2,433
3.800%, 11/15/2037	12,330	14,046
3.600%, 04/01/2040	3,050	3,377
3.600%, 04/01/2050	2,010	2,241
2.950%, 04/01/2030	955	1,048
PayPal Holdings
3.250%, 06/01/2050	1,385	1,484
QUALCOMM
4.650%, 05/20/2035	3,305	4,250
4.300%, 05/20/2047	3,965	4,856
Texas Instruments
4.150%, 05/15/2048	7,787	10,247
3.875%, 03/15/2039	1,900	2,412
Visa
4.300%, 12/14/2045	10,685	14,122
4.150%, 12/14/2035	1,275	1,645

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
2.700%, 04/15/2040	$1,090	$1,157

		487,176

Materials — 0.9%
Air Liquide Finance
3.500%, 09/27/2046 (A)	1,855	2,093
Air Products and Chemicals
2.700%, 05/15/2040	695	721
BHP Billiton Finance USA
6.420%, 03/01/2026	1,400	1,765
5.000%, 09/30/2043	6,700	9,311
Ecolab
5.500%, 12/08/2041	3,257	4,320
Georgia-Pacific LLC
8.875%, 05/15/2031	375	591
7.250%, 06/01/2028	330	437
International Flavors & Fragrances
5.000%, 09/26/2048	1,585	1,784
International Paper
8.700%, 06/15/2038	1,000	1,550
Nacional del Cobre de Chile
3.700%, 01/30/2050 (A)	1,045	1,039
Rio Tinto Finance USA
5.200%, 11/02/2040	4,047	5,516
4.125%, 08/21/2042	3,100	3,791
Sherwin-Williams
3.300%, 05/15/2050	295	295
Vale
5.625%, 09/11/2042	840	928
Vale Canada
7.200%, 09/15/2032	310	371
Vale Overseas
6.875%, 11/21/2036	880	1,099
6.875%, 11/10/2039	400	501

		36,112

Real Estate — 0.9%
AvalonBay Communities MTN
4.350%, 04/15/2048	220	270
4.150%, 07/01/2047	1,200	1,440
Camden Property Trust
3.350%, 11/01/2049	2,110	2,131
Crown Castle Towers LLC
3.663%, 05/15/2025 (A)	2,925	3,107
CyrusOne
3.450%, 11/15/2029	2,800	2,766
ERP Operating
4.500%, 06/01/2045	1,450	1,797
4.000%, 08/01/2047	1,525	1,777
GLP Capital
5.300%, 01/15/2029	1,070	1,027

250	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Healthcare Realty Trust
2.400%, 03/15/2030	$205	$186
Nationwide Health Properties MTN
6.900%, 10/01/2037	1,600	1,831
Prologis
3.000%, 04/15/2050	1,725	1,732
2.250%, 04/15/2030	1,305	1,340
Realty Income
4.650%, 03/15/2047	2,655	3,181
Regency Centers
4.650%, 03/15/2049	1,751	1,837
4.400%, 02/01/2047	795	802
Simon Property Group
6.750%, 02/01/2040	3,865	4,926
4.250%, 11/30/2046	1,000	955
3.250%, 09/13/2049	4,320	3,503
Ventas Realty
5.700%, 09/30/2043	2,007	2,122
4.875%, 04/15/2049	245	234
Welltower
5.125%, 03/15/2043	1,085	1,084
4.950%, 09/01/2048	600	614

		38,662

Utilities — 16.9%
AEP Texas
4.150%, 05/01/2049	2,675	3,128
AEP Transmission LLC
4.000%, 12/01/2046	5,703	6,685
3.800%, 06/15/2049	2,525	2,963
3.650%, 04/01/2050	1,430	1,642
Alabama Power
5.200%, 06/01/2041	155	187
4.300%, 07/15/2048	2,300	2,815
4.150%, 08/15/2044	135	159
3.850%, 12/01/2042	6,767	7,840
Ameren Illinois
3.700%, 12/01/2047	6,045	6,888
American Water Capital
4.150%, 06/01/2049	1,800	2,188
3.750%, 09/01/2047	1,750	1,985
Appalachian Power
6.700%, 08/15/2037	50	66
5.800%, 10/01/2035	125	165
4.600%, 03/30/2021	70	71
4.500%, 03/01/2049	500	597
Arizona Public Service
5.050%, 09/01/2041	50	62
4.500%, 04/01/2042	12	14
4.350%, 11/15/2045	1,735	2,017
Atmos Energy
4.125%, 10/15/2044	4,005	4,817

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.125%, 03/15/2049	$2,935	$3,614
Avista
4.350%, 06/01/2048	1,735	2,117
Baltimore Gas & Electric
6.350%, 10/01/2036	125	174
5.200%, 06/15/2033	1,500	1,940
3.500%, 08/15/2046	4,230	4,586
Berkshire Hathaway Energy
6.125%, 04/01/2036	1,342	1,941
4.450%, 01/15/2049	4,810	6,080
4.250%, 10/15/2050 (A)	5,000	6,285
3.800%, 07/15/2048	9,670	11,161
Black Hills
4.200%, 09/15/2046	1,100	1,129
Boston Gas
4.487%, 02/15/2042 (A)	3,472	4,089
Brooklyn Union Gas
4.273%, 03/15/2048 (A)	2,050	2,426
CenterPoint Energy Houston Electric LLC
4.500%, 04/01/2044	500	627
4.250%, 02/01/2049	2,260	2,797
3.950%, 03/01/2048	500	595
CenterPoint Energy Resources
6.250%, 02/01/2037	1,095	1,388
4.500%, 01/15/2021	40	41
Cleco Power
6.000%, 12/01/2040	1,150	1,454
Commonwealth Edison
4.700%, 01/15/2044	6,023	7,801
4.600%, 08/15/2043	2,070	2,618
4.000%, 03/01/2048	3,260	3,906
4.000%, 03/01/2049	1,455	1,766
3.750%, 08/15/2047	6,715	7,812
3.700%, 03/01/2045	9,480	10,718
3.000%, 03/01/2050	2,530	2,650
Connecticut Light & Power
4.150%, 06/01/2045	3,775	4,616
4.000%, 04/01/2048	4,747	5,781
Consolidated Edison of New York
6.750%, 04/01/2038	1,915	2,827
6.200%, 06/15/2036	65	89
5.700%, 06/15/2040	40	54
5.500%, 12/01/2039	75	101
4.650%, 12/01/2048	2,060	2,631
4.625%, 12/01/2054	2,685	3,378
4.500%, 05/15/2058	750	933
4.450%, 03/15/2044	650	787
4.125%, 05/15/2049	1,620	1,928
4.000%, 11/15/2057	3,760	4,273
3.950%, 03/01/2043	5,840	6,656
3.875%, 06/15/2047	8,333	9,400
3.850%, 06/15/2046	5,517	6,223

SEI Institutional Investments Trust / Annual Report / May 31, 2020	251

SCHEDULE OF INVESTMENTS

May 31, 2020

Long Duration Credit Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.700%, 11/15/2059	$2,350	$2,580
Consumers Energy
4.350%, 04/15/2049	4,833	6,445
3.100%, 08/15/2050	830	898
2.500%, 05/01/2060	955	899
Consumers Energy Co
3.500%, 08/01/2051	2,660	3,147
Dominion Energy
5.250%, 08/01/2033	20	23
3.375%, 04/01/2030	2,120	2,326
Dominion Energy South Carolina
5.100%, 06/01/2065	1,640	2,298
DTE Electric
3.950%, 06/15/2042	80	91
3.900%, 06/01/2021	30	31
3.700%, 03/15/2045	5,515	6,293
Duke Energy Carolinas LLC
6.450%, 10/15/2032	110	153
6.100%, 06/01/2037	1,910	2,685
6.050%, 04/15/2038	2,035	2,936
6.000%, 01/15/2038	3,366	4,822
5.300%, 02/15/2040	6,605	8,987
4.250%, 12/15/2041	2,400	2,923
4.000%, 09/30/2042	13,440	15,946
3.875%, 03/15/2046	2,170	2,563
3.750%, 06/01/2045	200	231
3.700%, 12/01/2047	3,360	3,882
Duke Energy Florida LLC
6.400%, 06/15/2038	2,830	4,278
4.200%, 07/15/2048	1,030	1,296
3.400%, 10/01/2046	1,315	1,457
Duke Energy Florida Project Finance LLC
3.112%, 09/01/2036	4,425	4,734
Duke Energy Indiana LLC
6.450%, 04/01/2039	4,275	6,304
6.350%, 08/15/2038	2,760	4,115
4.900%, 07/15/2043	935	1,238
3.750%, 05/15/2046	1,750	2,010
3.250%, 10/01/2049	2,170	2,358
2.750%, 04/01/2050	1,882	1,880
Duke Energy Ohio
4.300%, 02/01/2049	2,120	2,628
2.125%, 06/01/2030	1,000	1,027
Duke Energy Progress LLC
4.375%, 03/30/2044	2,880	3,582
4.200%, 08/15/2045	4,300	5,306
4.150%, 12/01/2044	1,250	1,529
4.100%, 05/15/2042	530	635
4.100%, 03/15/2043	675	801
3.700%, 10/15/2046	650	745
3.600%, 09/15/2047	1,850	2,083

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Electricite de France
6.000%, 01/22/2114 (A)	$3,862	$4,973
5.000%, 09/21/2048 (A)	2,415	3,013
4.950%, 10/13/2045 (A)	1,770	2,158
Elm Road Generating Station Supercritical
5.848%, 01/19/2041 (A)	1,000	1,183
Entergy Louisiana LLC
4.200%, 09/01/2048	2,440	3,070
4.200%, 04/01/2050	2,290	2,888
4.000%, 03/15/2033	1,530	1,840
2.900%, 03/15/2051	330	337
Essential Utilities
4.276%, 05/01/2049	1,145	1,394
Evergy Kansas Central
3.450%, 04/15/2050	1,430	1,565
Evergy Metro
4.200%, 06/15/2047	500	606
4.200%, 03/15/2048	1,000	1,228
Exelon
4.950%, 06/15/2035	1,710	2,097
FirstEnergy
4.850%, 07/15/2047	35	44
Florida Power & Light
5.960%, 04/01/2039	2,495	3,731
5.690%, 03/01/2040	4,978	7,319
5.650%, 02/01/2037	1,000	1,382
4.050%, 06/01/2042	3,460	4,267
4.050%, 10/01/2044	2,715	3,361
3.990%, 03/01/2049	2,455	3,127
3.950%, 03/01/2048	4,055	5,125
3.800%, 12/15/2042	3,935	4,674
3.700%, 12/01/2047	600	722
3.150%, 10/01/2049	2,245	2,520
Georgia Power
4.300%, 03/15/2042	6,235	7,215
4.300%, 03/15/2043	2,945	3,398
3.700%, 01/30/2050	2,495	2,757
Gulf Power
4.550%, 10/01/2044	700	863
Idaho Power
4.200%, 03/01/2048	1,985	2,455
Indiana Michigan Power
4.550%, 03/15/2046	780	968
4.250%, 08/15/2048	1,315	1,577
Indianapolis Power & Light
4.700%, 09/01/2045 (A)	1,670	2,042
4.650%, 06/01/2043 (A)	4,065	4,912
International Transmission
4.625%, 08/15/2043	2,525	2,980
Jersey Central Power & Light
6.150%, 06/01/2037	775	984

252	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
John Sevier Combined Cycle Generation
4.626%, 01/15/2042	$4,372	$5,454
KeySpan Gas East
5.819%, 04/01/2041 (A)	2,117	2,792
MidAmerican Energy
4.800%, 09/15/2043	5,260	6,848
4.400%, 10/15/2044	7,455	9,343
4.250%, 05/01/2046	2,775	3,483
3.950%, 08/01/2047	2,020	2,409
3.650%, 08/01/2048	3,880	4,501
3.150%, 04/15/2050	2,880	3,092
MidAmerican Energy MTN
5.800%, 10/15/2036	635	870
5.750%, 11/01/2035	640	917
Narragansett Electric
4.170%, 12/10/2042 (A)	1,000	1,113
Niagara Mohawk Power
4.278%, 10/01/2034 (A)	3,769	4,479
4.119%, 11/28/2042 (A)	2,000	2,226
NiSource
5.950%, 06/15/2041	220	292
5.800%, 02/01/2042	900	1,199
3.600%, 05/01/2030	3,815	4,315
Northern States Power
6.250%, 06/01/2036	3,755	5,412
6.200%, 07/01/2037	6,850	10,178
3.600%, 05/15/2046	500	570
3.400%, 08/15/2042	464	529
Oglethorpe Power
5.375%, 11/01/2040	2,340	2,710
5.250%, 09/01/2050	755	866
4.250%, 04/01/2046	1,650	1,721
4.200%, 12/01/2042	3,540	3,709
Ohio Edison
8.250%, 10/15/2038	655	991
Oklahoma Gas & Electric
4.550%, 03/15/2044	1,395	1,603
Oncor Electric Delivery LLC
5.300%, 06/01/2042	1,470	2,043
5.250%, 09/30/2040	4,606	6,221
4.550%, 12/01/2041	4,500	5,770
4.100%, 11/15/2048	750	942
3.800%, 06/01/2049	4,925	5,855
3.700%, 05/15/2050 (A)	2,095	2,515
PacifiCorp
6.250%, 10/15/2037	3,360	4,799
6.000%, 01/15/2039	4,705	6,629
4.100%, 02/01/2042	2,510	2,916
3.300%, 03/15/2051	650	706
PECO Energy
4.800%, 10/15/2043	1,505	1,914
3.700%, 09/15/2047	290	344

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Pennsylvania Electric
6.150%, 10/01/2038	$100	$123
Piedmont Natural Gas
4.650%, 08/01/2043	1,330	1,594
3.640%, 11/01/2046	1,300	1,367
Potomac Electric Power
4.950%, 11/15/2043	950	1,120
PPL Electric Utilities
4.750%, 07/15/2043	3,600	4,593
4.125%, 06/15/2044	1,524	1,839
3.950%, 06/01/2047	3,715	4,394
Public Service Electric & Gas MTN
4.050%, 05/01/2048	2,176	2,700
4.000%, 06/01/2044	695	820
3.800%, 01/01/2043	2,000	2,343
3.800%, 03/01/2046	2,000	2,355
3.650%, 09/01/2042	1,550	1,788
3.600%, 12/01/2047	4,650	5,367
3.200%, 08/01/2049	4,150	4,592
Public Service of Colorado
6.250%, 09/01/2037	1,565	2,324
4.300%, 03/15/2044	1,740	2,145
4.050%, 09/15/2049	1,830	2,262
3.950%, 03/15/2043	5,415	6,127
3.200%, 03/01/2050	1,455	1,596
Public Service of New Hampshire
3.600%, 07/01/2049	2,180	2,508
Public Service of Oklahoma
4.400%, 02/01/2021	27	28
Puget Sound Energy
5.795%, 03/15/2040	130	179
4.223%, 06/15/2048	2,470	3,036
San Diego Gas & Electric
6.000%, 06/01/2026	340	422
4.100%, 06/15/2049	2,290	2,704
3.750%, 06/01/2047	2,380	2,638
3.320%, 04/15/2050	1,854	1,977
Sempra Energy
4.000%, 02/01/2048	1,085	1,217
Southern California Edison
5.950%, 02/01/2038	280	362
4.650%, 10/01/2043	2,685	3,140
4.125%, 03/01/2048	6,480	7,439
4.050%, 03/15/2042	5,355	5,952
4.000%, 04/01/2047	3,345	3,694
3.650%, 03/01/2028	3,165	3,496
3.650%, 02/01/2050	1,270	1,338
Southern California Gas
4.300%, 01/15/2049	1,515	1,888
4.125%, 06/01/2048	4,025	4,830
3.750%, 09/15/2042	2,755	3,088
2.550%, 02/01/2030	1,510	1,607

SEI Institutional Investments Trust / Annual Report / May 31, 2020	253

SCHEDULE OF INVESTMENTS

May 31, 2020

Long Duration Credit Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Southern Gas Capital
4.400%, 06/01/2043	$665	$751
3.950%, 10/01/2046	400	429
3.500%, 09/15/2021	68	69
Southwest Gas
3.800%, 09/29/2046	1,025	1,148
Southwestern Electric Power
6.200%, 03/15/2040	1,204	1,626
3.850%, 02/01/2048	3,505	3,712
Southwestern Public Service
4.500%, 08/15/2041	10,725	12,943
3.700%, 08/15/2047	5,160	5,706
Tampa Electric
4.350%, 05/15/2044	1,225	1,446
3.625%, 06/15/2050	3,945	4,494
Tucson Electric Power
4.850%, 12/01/2048	2,330	2,975
4.000%, 06/15/2050	1,230	1,405
Virginia Electric & Power
8.875%, 11/15/2038	1,962	3,357
6.350%, 11/30/2037	920	1,320
4.650%, 08/15/2043	4,010	5,101
4.600%, 12/01/2048	3,310	4,321
4.450%, 02/15/2044	6,250	7,850
4.000%, 01/15/2043	300	358
4.000%, 11/15/2046	1,720	2,046
Wisconsin Electric Power
3.650%, 12/15/2042	2,310	2,389
2.950%, 09/15/2021	3	3
Wisconsin Power & Light
4.100%, 10/15/2044	325	376
Wisconsin Power and Light
3.650%, 04/01/2050	640	723
Wisconsin Public Service
4.752%, 11/01/2044	1,725	2,138
Xcel Energy
4.800%, 09/15/2041	1,657	1,992

		686,567

Total Corporate Obligations (Cost $3,162,704) ($ Thousands)		3,670,594

MUNICIPAL BONDS — 6.6%
Alabama — 0.0%
Alabama State, Economic Settlement Authority, Ser B, RB
4.263%, 09/15/2032	1,010	1,137

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
California — 3.2%
Bay Area, Toll Authority, Build America Project, RB
6.263%, 04/01/2049	$2,545	$4,431
California State University, Ser B, RB
Callable 05/01/2047 @ 100 3.899%, 11/01/2047	2,375	2,763
California State, Build America Project, GO
7.625%, 03/01/2040	1,870	3,203
7.600%, 11/01/2040	410	729
7.550%, 04/01/2039	9,290	16,021
7.500%, 04/01/2034	17,085	27,468
7.300%, 10/01/2039	12,750	20,746
California State, GO
Callable 04/01/2028 @ 100 4.500%, 04/01/2033	2,000	2,327
East Bay, Municipal Utility District Water System Revenue, RB
5.874%, 06/01/2040	1,255	1,767
Los Angeles County, Metropolitan Transportation Authority, RB
5.735%, 06/01/2039	960	1,271
Los Angeles, Community College District, Build America Project, GO
6.750%, 08/01/2049	1,025	1,741
Los Angeles, Community College District, Ser D, GO
6.680%, 08/01/2036	500	765
Los Angeles, Department of Airports, RB
3.887%, 05/15/2038	1,430	1,518
Los Angeles, Department of Water & Power, RB
5.716%, 07/01/2039	1,510	2,233
Los Angeles, Department of Water & Power, Ser C, RB
5.516%, 07/01/2027	955	1,199
Los Angeles, Unified School District, Build America Project, GO
5.750%, 07/01/2034	2,235	2,970
Los Angeles, Unified School District, Build America Project, Ser RY, GO
6.758%, 07/01/2034	6,000	8,535
Los Angeles, Unified School District, GO
5.755%, 07/01/2029	1,000	1,248
Regents of the University of California Medical Center, Pooled Revenue, Ser N, RB
Callable 11/15/2049 @ 100 3.006%, 05/15/2050	2,005	1,938
Regents of the University of California, Ser N, RB
3.256%, 05/15/2060	1,995	1,985

254	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
San Diego County, Water Authority, Build America Project, RB
6.138%, 05/01/2049	$1,980	$2,825
San Francisco City & County Airport, Build America Project, Ser A, AMT, RB
Callable 05/01/2029 @ 100 5.000%, 05/01/2049	1,050	1,217
San Francisco, Public Utilities Commission Water Revenue, Build America Project, Ser DE, RB
6.000%, 11/01/2040	1,000	1,391
San Jose, Redevelopment Agency, Ser A-T, TA
Callable 08/01/2027 @ 100 3.375%, 08/01/2034	1,250	1,275
Santa Clara Valley, Transportation Authority, Build America Project, RB
5.876%, 04/01/2032	1,000	1,264
University of California, RB
5.946%, 05/15/2045	3,000	4,309
5.770%, 05/15/2043	4,850	7,064
University of California, Ser AP, RB
3.931%, 05/15/2045	950	1,109
University of California, Ser AQ, RB
4.767%, 05/15/2115	2,701	3,595
University of California, Ser J, RB
4.131%, 05/15/2045	1,000	1,190

		130,097

District of Columbia — 0.0%
District of Columbia, Water & Sewer Authority, RB
4.814%, 10/01/2114	530	720

Georgia — 0.1%
Georgia State, Municipal Electric Authority, Build America Project, RB
7.055%, 04/01/2057	2,200	3,003
6.637%, 04/01/2057	983	1,342

		4,345

Illinois — 0.1%
Greater Chicago, Metropolitan Water Reclamation District, GO
5.720%, 12/01/2038	3,205	4,523

Kansas — 0.1%
Kansas State, Development Finance Authority, Ser H, RB
4.727%, 04/15/2037	2,310	2,733

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Massachusetts — 0.2%
Commonwealth of Massachusetts, Ser C, GO
Callable 03/01/2030 @ 100 3.000%, 03/01/2048	$620	$661
Massachusetts State, Build America Project, GO
5.456%, 12/01/2039	4,085	5,597

		6,258

Michigan — 0.0%
Michigan State University, Build America Project, RB
Callable 02/15/2030 @ 100 6.173%, 02/15/2050	850	1,054

Missouri — 0.1%
Missouri State, Health & Educational Facilities Authority, RB
3.086%, 09/15/2051	1,555	1,654
Missouri State, Health & Educational Facilities Authority, Ser A, RB
3.685%, 02/15/2047	675	776

		2,430

New Jersey — 0.2%
New Jersey State, Turnpike Authority, Build America Project, RB
7.414%, 01/01/2040	2,895	4,716
New Jersey State, Turnpike Authority, Ser F, RB
3.729%, 01/01/2036	2,000	2,190

		6,906

New York — 1.1%
Metropolitan Transportation Authority, Build America Project, RB
6.548%, 11/15/2031	1,210	1,479
New York & New Jersey, Port Authority, RB
4.926%, 10/01/2051	245	330
4.458%, 10/01/2062	5,725	7,226
New York & New Jersey, Port Authority, Ser 181, RB
4.960%, 08/01/2046	500	649
New York & New Jersey, Port Authority, Ser 20, RB
4.229%, 10/15/2057	500	598
New York City, Build America Project, GO
5.985%, 12/01/2036	1,625	2,226
5.206%, 10/01/2031	750	913

SEI Institutional Investments Trust / Annual Report / May 31, 2020	255

SCHEDULE OF INVESTMENTS

May 31, 2020

Long Duration Credit Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
New York City, Municipal Water Finance Authority, Build America Project, RB
6.011%, 06/15/2042	$750	$1,162
5.882%, 06/15/2044	500	775
5.724%, 06/15/2042	3,720	5,776
5.440%, 06/15/2043	3,000	4,524
New York City, Transitional Finance Authority, Build America Project, RB
5.572%, 11/01/2038	900	1,220
New York City, Transitional Finance Authority, Future Tax Secured Revenue, RB
5.767%, 08/01/2036	3,585	4,634
5.508%, 08/01/2037	1,890	2,593
5.267%, 05/01/2027	1,000	1,222
New York State, Dormitory Authority, Build America Project, RB
5.289%, 03/15/2033	2,000	2,386
New York State, Dormitory Authority, Ser F, RB
3.110%, 02/15/2039	4,220	4,460
3.057%, 02/15/2034	265	287
New York State, Environmental Facilities, RB
Callable 06/15/2029 @ 100 4.000%, 06/15/2037	500	595
New York State, Urban Development, RB
5.770%, 03/15/2039	1,970	2,428

		45,483

Ohio — 0.2%
JobsOhio Beverage System, Ser A, RB
2.833%, 01/01/2038	460	477
Ohio State University, Build America Project, GO
4.910%, 06/01/2040	2,265	3,105
Ohio State University, Ser A, RB
4.048%, 12/01/2056	4,150	5,112
Ohio State, Hospital Facilities Revenue Authority, Cleveland Clinic, RB
3.700%, 01/01/2043	970	1,034
2.885%, 01/01/2032	295	307

		10,035

Pennsylvania — 0.1%
Commonwealth Financing Authority, Ser A, RB
4.144%, 06/01/2038	2,865	3,161

Texas — 1.0%
Dallas County, Hospital District, Build America Project, Ser C, GO
5.621%, 08/15/2044	2,000	2,817
Dallas, Ser A, RB
2.994%, 11/01/2038	4,095	3,873

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Grand Parkway, Transportation Corp, RB
5.184%, 10/01/2042	$1,350	$1,721
Houston, GO
3.961%, 03/01/2047	1,500	1,767
North Texas, Tollway Authority, Build America Project, RB
6.718%, 01/01/2049	1,200	2,000
Permanent University Fund - University of Texas, Ser A, RB
3.500%, 08/15/2050	1,640	2,019
Permanent University Fund - University of Texas, Ser S, RB
Callable 01/01/2047 @ 100 3.376%, 07/01/2047	2,010	2,410
San Antonio, Electric & Gas Systems Revenue, RB
5.808%, 02/01/2041	3,800	5,476
Texas State, Build America Project, GO
5.517%, 04/01/2039	4,350	6,355
Texas State, Build America Project, Ser A, GO
4.631%, 04/01/2033	1,500	1,889
Texas State, Private Activity Bond Surface Transportation, RB
3.922%, 12/31/2049	1,050	1,047
Texas State, Transportation Commission State Highway Fund, Ser B, RB
5.178%, 04/01/2030	1,525	1,943
University of Texas, RB
5.262%, 07/01/2039	4,540	6,434

		39,751

Virginia — 0.0%
Virginia Commonwealth University, Health System Authority, Ser A, RB
4.956%, 01/01/2044	475	589

Washington — 0.2%
Washington State, Build America Project, GO
5.140%, 08/01/2040	4,495	6,116
5.040%, 08/01/2031	1,260	1,575

		7,691

Total Municipal Bonds (Cost $235,353) ($ Thousands)		266,913

U.S. TREASURY OBLIGATIONS — 1.9%
U.S. Treasury Bills
0.271%, 09/10/2020 (B)(D)	1,131	1,130
U.S. Treasury Bonds
2.375%, 11/15/2049	4,155	5,136
2.250%, 08/15/2049 (D)	14,305	17,203

256	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

U.S. TREASURY OBLIGATIONS (continued)
2.000%, 02/15/2050	$14,885	$17,060
1.250%, 05/15/2050	18,935	18,219
U.S. Treasury Inflation-Protected Securities
1.000%, 02/15/2049	4,588	5,856
U.S. Treasury Notes
0.625%, 05/15/2030	11,040	11,016

Total U.S. Treasury Obligations (Cost $72,802) ($ Thousands)		75,620

SOVEREIGN DEBT — 0.5%

Abu Dhabi Government International Bond
3.875%, 04/16/2050 (A)	1,100	1,252
3.125%, 09/30/2049 (A)	955	958
Chile Government International Bond
3.500%, 01/25/2050	10,725	11,476
Israel Government International Bond
4.500%, 04/03/2120	520	632
4.125%, 01/17/2048	1,490	1,790
3.875%, 07/03/2050	1,010	1,155
Mexico Government International Bond
5.000%, 04/27/2051	1,755	1,885
Qatar Government International Bond
4.400%, 04/16/2050 (A)	1,615	1,920
State of Israel
3.375%, 01/15/2050	225	237

Total Sovereign Debt (Cost $19,458) ($ Thousands)		21,305

ASSET-BACKED SECURITY — 0.1%

Other Asset-Backed Security — 0.1%

American Tower Trust I, Ser 2013-13, Cl 2A
3.070%, 03/15/2048 (A)	3,034	3,105

Total Asset-Backed Security (Cost $2,963) ($ Thousands)		3,105

Description	Shares	Market Value ($ Thousands)

CASH EQUIVALENT — 0.6%
SEI Daily Income Trust, Government Fund, Cl F
0.090%**†	24,757,447	$24,757

Total Cash Equivalent (Cost $24,757) ($ Thousands)		24,757

Total Investments in Securities — 99.9% (Cost $3,518,037) ($ Thousands)		$4,062,294

SEI Institutional Investments Trust / Annual Report / May 31, 2020	257

SCHEDULE OF INVESTMENTS

May 31, 2020

Long Duration Credit Fund (Concluded)

A list of the open futures contracts held by the Fund at May 31, 2020, is as follows:

Type of Contract	Number of Contracts Long/(Short)	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
U.S. 10-Year Treasury Notes	739	Sep-2020	$102,641	$102,767	$126
U.S. Long Treasury Bond	(266)	Sep-2020	(47,289)	(47,448)	(159)
U.S. Ultra Long Treasury Bond	(3)	Sep-2020	(649)	(654)	(5)
U.S. Ultra Long Treasury Bond	99	Sep-2020	21,513	21,585	72
U.S. Ultra Long Treasury Bond	(95)	Sep-2020	(20,768)	(20,713)	55
Ultra 10-Year U.S. Treasury Notes	203	Sep-2020	31,881	31,938	57
Ultra 10-Year U.S. Treasury Notes	(220)	Sep-2020	(34,550)	(34,612)	(62)
			$52,779	$52,863	$84

Percentages are based on Net Assets of $4,066,898 ($ Thousands).

**	The rate reported is the 7-day effective yield as of May 31, 2020.

†	Investment in Affiliated Security (see Note 6).

(A)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On May 31, 2020, the value of these securities amounted to $291,704 ($ Thousands), representing 7.2% of the Net Assets of the Fund.

(B)	Zero coupon security. The rate shown on the Schedule of Investments is the security’s effective yield at the time of purchase.

(C)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

(D)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

AMT — Alternative Minimum Tax

Cl — Class

GO — General Obligation

ICE— Intercontinental Exchange

LIBOR— London Interbank Offered Rate

LLC — Limited Liability Company

Ltd. — Limited

MTN — Medium Term Note

PLC — Public Limited Company

RB — Revenue Bond

Ser — Series

TA — Tax Allocation

USD — United States Dollar

VAR — Variable Rate

The following is a list of the level of inputs used as of May 31, 2020, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Corporate Obligations	–	3,670,594	–	3,670,594
Municipal Bonds	–	266,913	–	266,913
U.S. Treasury Obligations	–	75,620	–	75,620
Sovereign Debt	–	21,305	–	21,305
Asset-Backed Security	–	3,105	–	3,105
Cash Equivalent	24,757	–	–	24,757

Total Investments in Securities	24,757	4,037,537	–	4,062,294

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	310	–	–	310
Unrealized Depreciation	(226)	–	–	(226)

Total Other Financial Instruments	84	–	–	84

*Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended May 31, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2020 ($ Thousands):

Security Description	Value 5/31/2019	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 5/31/2020	Shares	Income	Capital Gains
SEI Daily Income Trust, Government Fund, Cl F	$52,203	$1,287,299	$(1,314,745)	$—	$—	$24,757	24,757,447	$620	$—

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

258	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

May 31, 2020

Ultra Short Duration Bond Fund

 Sector Weightings (Unaudited)†:

†Percentages based on total investments

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS — 36.1%
Communication Services — 0.4%
AT&T Inc
2.305%, VAR ICE LIBOR USD 3 Month+0.930%, 06/30/2020	$1,250	$1,251
Comcast
1.763%, VAR ICE LIBOR USD 3 Month+0.330%, 10/01/2020	800	801
Fox
3.666%, 01/25/2022	120	125

		2,177

Consumer Discretionary — 1.7%
Daimler Finance North America LLC
0.808%, VAR ICE LIBOR USD 3 Month+0.450%, 02/22/2021 (A)	500	493
Ford Motor Credit LLC
3.157%, 08/04/2020	950	949
2.645%, VAR ICE LIBOR USD 3 Month+1.270%, 03/28/2022	750	683
General Motors
1.274%, VAR ICE LIBOR USD 3 Month+0.800%, 08/07/2020	969	963
Hyundai Capital America
2.292%, VAR ICE LIBOR USD 3 Month+0.940%, 07/08/2021 (A)	725	707
Marriott International
1.649%, VAR ICE LIBOR USD 3 Month+0.650%, 03/08/2021	575	559
0.950%, VAR ICE LIBOR USD 3 Month+0.600%, 12/01/2020	800	790

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Nissan Motor Acceptance MTN
2.201%, VAR ICE LIBOR USD 3 Month+0.890%, 01/13/2022 (A)	$1,000	$915
1.765%, VAR ICE LIBOR USD 3 Month+0.390%, 09/28/2020 (A)	850	835
Toyota Motor Credit MTN
1.150%, 05/26/2022	825	829
VF
2.050%, 04/23/2022	850	868
Volkswagen Group of America Finance LLC
1.375%, VAR ICE LIBOR USD 3 Month+0.940%, 11/12/2021 (A)	1,150	1,132

		9,723

Consumer Staples — 1.8%
Anheuser-Busch InBev Finance
1.816%, VAR ICE LIBOR USD 3 Month+1.260%, 02/01/2021	800	804
BAT Capital
1.014%, VAR ICE LIBOR USD 3 Month+0.590%, 08/14/2020	2,200	2,200
BayCare Health System
2.460%, 11/15/2020	2,280	2,287
Bayer US Finance II LLC
3.500%, 06/25/2021 (A)	775	792
Cargill
1.375%, 07/23/2023 (A)	475	483
Conagra Brands
3.800%, 10/22/2021	575	598
ERAC USA Finance LLC, 171182
5.250%, 10/01/2020 (A)	1,198	1,211
Howard University
2.801%, 10/01/2023	575	588
2.638%, 10/01/2021	240	242
Kraft Heinz Foods
1.268%, VAR ICE LIBOR USD 3 Month+0.820%, 08/10/2022	850	833
Mondelez International
2.125%, 04/13/2023	130	134
OhioHealth
1.119%, 11/15/2021	455	455

		10,627

Energy — 2.9%
Enterprise Products Operating LLC
5.200%, 09/01/2020	1,400	1,416
Exxon Mobil
1.571%, 04/15/2023	2,695	2,770
Kinder Morgan
5.000%, 02/15/2021 (A)	2,000	2,035

SEI Institutional Investments Trust / Annual Report / May 31, 2020	259

SCHEDULE OF INVESTMENTS

May 31, 2020

Ultra Short Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
MPLX
2.099%, VAR ICE LIBOR USD 3 Month+1.100%, 09/09/2022	$1,915	$1,808
1.899%, VAR ICE LIBOR USD 3 Month+0.900%, 09/09/2021	345	334
Occidental Petroleum
2.600%, 08/13/2021	2,080	2,003
1.684%, VAR ICE LIBOR USD 3 Month+1.250%, 08/13/2021	400	382
1.398%, VAR ICE LIBOR USD 3 Month+0.950%, 02/08/2021	400	385
Phillips 66
3.700%, 04/06/2023	455	485
0.960%, VAR ICE LIBOR USD 3 Month+0.600%, 02/26/2021	665	663
Pioneer Natural Resource
3.450%, 01/15/2021	1,250	1,257
Sabine Pass Liquefaction LLC
5.625%, 02/01/2021	360	367
Saudi Arabian Oil MTN
2.750%, 04/16/2022 (A)	2,290	2,336
Schlumberger Finance Canada
2.200%, 11/20/2020 (A)	600	599
Valero Energy Corp
2.700%, 04/15/2023	375	388

		17,228

Financials — 21.7%
ABN AMRO Bank MTN
1.545%, VAR ICE LIBOR USD 3 Month+0.410%, 01/19/2021 (A)	950	951
AIG Global Funding
1.931%, VAR ICE LIBOR USD 3 Month+0.480%, 07/02/2020 (A)	1,200	1,201
Aon
2.200%, 11/15/2022	55	57
Assurant
2.482%, VAR ICE LIBOR USD 3 Month+1.250%, 03/26/2021	127	126
Banc of America Commercial Mortgage Securities Trust
2.723%, 07/15/2049	400	401
Bank of America
1.423%, VAR ICE LIBOR USD 3 Month+0.380%, 01/23/2022	1,200	1,194
Bank of America MTN
5.625%, 07/01/2020	2,800	2,812
2.295%, VAR ICE LIBOR USD 3 Month+1.160%, 01/20/2023	700	702
1.866%, VAR ICE LIBOR USD 3 Month+0.650%, 06/25/2022	1,900	1,891

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
1.486%, VAR United States Secured Overnight Financing Rate+1.460%, 05/19/2024	$475	$483
Bank of Montreal MTN
1.181%, VAR ICE LIBOR USD 3 Month+0.440%, 06/15/2020	2,265	2,265
0.837%, VAR United States Secured Overnight Financing Rate+0.680%, 03/10/2023	2,165	2,119
Bank of New York Mellon MTN
1.950%, 08/23/2022	375	387
Bank of Nova Scotia
1.639%, VAR ICE LIBOR USD 3 Month+0.640%, 03/07/2022	800	801
Banque Federative du Credit Mutuel
1.625%, VAR ICE LIBOR USD 3 Month+0.490%, 07/20/2020 (A)	875	877
Barclays Bank
1.700%, 05/12/2022	350	354
BBVA USA
1.498%, VAR ICE LIBOR USD 3 Month+0.730%, 06/11/2021	875	867
BPCE
2.650%, 02/03/2021	725	734
BPCE MTN
1.578%, VAR ICE LIBOR USD 3 Month+1.220%, 05/22/2022 (A)	675	674
Canadian Imperial Bank of Commerce
2.100%, 10/05/2020	1,705	1,715
0.871%, VAR ICE LIBOR USD 3 Month+0.315%, 02/02/2021	2,650	2,654
0.842%, VAR United States Secured Overnight Financing Rate+0.800%, 03/17/2023	700	685
Capital One Bank USA
2.014%, VAR United States Secured Overnight Financing Rate+0.616%, 01/27/2023	575	576
Capital One Financial
1.210%, VAR ICE LIBOR USD 3 Month+0.450%, 10/30/2020	725	725
Charles Schwab
0.694%, VAR ICE LIBOR USD 3 Month+0.320%, 05/21/2021	720	720
Citibank
1.284%, VAR ICE LIBOR USD 3 Month+0.500%, 06/12/2020	600	600
0.785%, VAR ICE LIBOR USD 3 Month+0.350%, 02/12/2021	1,000	1,001
Citigroup
2.650%, 10/26/2020	610	615
2.069%, VAR ICE LIBOR USD 3 Month+1.070%, 12/08/2021	595	597

260	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
0.926%, VAR United States Secured Overnight Financing Rate+0.870%, 11/04/2022	$3,130	$3,087
Citizens Bank
1.170%, VAR ICE LIBOR USD 3 Month+0.810%, 05/26/2022	1,250	1,242
1.144%, VAR ICE LIBOR USD 3 Month+0.720%, 02/14/2022	800	792
Cooperatieve Rabobank UA
3.125%, 04/26/2021	1,825	1,869
2.141%, VAR ICE LIBOR USD 3 Month+0.830%, 01/10/2022	1,350	1,360
1.421%, VAR ICE LIBOR USD 3 Month+0.430%, 04/26/2021	1,301	1,303
Credit Agricole MTN
1.866%, VAR ICE LIBOR USD 3 Month+0.970%, 06/10/2020 (A)	500	500
Credit Suisse Group Funding Guernsey
3.125%, 12/10/2020	1,175	1,189
Credit Suisse NY
2.100%, 11/12/2021	915	933
1.202%, VAR United States Secured Overnight Financing Rate+0.450%, 02/04/2022	3,165	3,126
Credit Suisse NY MTN
4.375%, 08/05/2020	725	730
Danske Bank
5.000%, 01/12/2022 (A)	850	890
3.001%, VAR ICE LIBOR USD 3 Month+1.249%, 09/20/2022 (A)	800	808
Deutsche Bank NY
2.700%, 07/13/2020	1,700	1,700
1.913%, VAR ICE LIBOR USD 3 Month+0.815%, 01/22/2021	750	737
DNB Bank
1.821%, VAR ICE LIBOR USD 3 Month+0.370%, 10/02/2020 (A)	875	877
Fifth Third Bank
1.431%, VAR ICE LIBOR USD 3 Month+0.440%, 07/26/2021	600	599
1.010%, VAR ICE LIBOR USD 3 Month+0.250%, 10/30/2020	1,250	1,250
Fifth Third Bank MTN
1.800%, 01/30/2023	250	255
Goldman Sachs Bank
3.200%, 06/05/2020	2,050	2,050
Goldman Sachs Group
5.750%, 01/24/2022	1,345	1,448
2.101%, VAR ICE LIBOR USD 3 Month+1.110%, 04/26/2022	900	901
1.941%, VAR ICE LIBOR USD 3 Month+1.200%, 09/15/2020	2,500	2,505

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
HSBC Holdings
1.434%, VAR ICE LIBOR USD 3 Month+0.650%, 09/11/2021	$825	$825
HSBC USA
2.750%, 08/07/2020	1,100	1,104
Jackson National Life Global Funding
2.250%, 04/29/2021 (A)	525	531
1.248%, VAR ICE LIBOR USD 3 Month+0.480%, 06/11/2021 (A)	1,620	1,613
JPMorgan Chase
4.500%, 01/24/2022	4,810	5,113
2.550%, 10/29/2020	950	957
2.046%, VAR ICE LIBOR USD 3 Month+1.205%, 10/29/2020	396	397
KeyBank
1.347%, VAR ICE LIBOR USD 3 Month+0.660%, 02/01/2022	2,250	2,239
1.168%, VAR ICE LIBOR USD 3 Month+0.810%, 11/22/2021	1,300	1,305
KeyCorp MTN
2.900%, 09/15/2020	2,400	2,416
Manufacturers & Traders Trust
1.261%, VAR ICE LIBOR USD 3 Month+0.270%, 01/25/2021	1,950	1,951
0.996%, VAR ICE LIBOR USD 3 Month+0.610%, 05/18/2022	1,250	1,241
Marsh & McLennan
3.500%, 12/29/2020	170	173
MassMutual Global Funding II
1.379%, VAR ICE LIBOR USD 3 Month+0.125%, 03/04/2021 (A)	1,000	998
Metropolitan Life Global Funding I MTN
0.616%, VAR United States Secured Overnight Financing Rate+0.570%, 01/13/2023 (A)	825	806
Mizuho Financial Group
0.990%, VAR ICE LIBOR USD 3 Month+0.630%, 05/25/2024	1,200	1,157
Morgan Stanley
2.315%, VAR ICE LIBOR USD 3 Month+1.180%, 01/20/2022	3,300	3,311
Morgan Stanley MTN
2.750%, 05/19/2022	2,170	2,252
0.751%, VAR United States Secured Overnight Financing Rate+0.700%, 01/20/2023	1,175	1,151
MUFG Union Bank
1.599%, VAR ICE LIBOR USD 3 Month+0.600%, 03/07/2022	1,750	1,736
National Australia Bank
1.875%, 12/13/2022	350	359
Nationwide Building Society
2.000%, 01/27/2023 (A)	600	613

SEI Institutional Investments Trust / Annual Report / May 31, 2020	261

SCHEDULE OF INVESTMENTS

May 31, 2020

Ultra Short Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
New York Life Global Funding
1.593%, VAR ICE LIBOR USD 3 Month+0.160%, 10/01/2020 (A)	$860	$861
PNC Bank
1.743%, VAR ICE LIBOR USD 3 Month0.000%, 02/24/2023	850	861
1.429%, VAR ICE LIBOR USD 3 Month+0.430%, 12/09/2022	700	690
0.685%, VAR ICE LIBOR USD 3 Month+0.325%, 02/24/2023	2,950	2,915
Regions Bank
0.934%, VAR ICE LIBOR USD 3 Month+0.500%, 08/13/2021	600	596
Royal Bank of Canada
2.100%, 10/14/2020	545	548
1.311%, 04/29/2022	2,500	2,501
Royal Bank of Canada MTN
1.150%, VAR ICE LIBOR USD 3 Month+0.390%, 04/30/2021	810	813
Santander UK
2.100%, 01/13/2023	360	370
0.970%, VAR ICE LIBOR USD 3 Month+0.620%, 06/01/2021	850	852
Standard Chartered
2.744%, VAR ICE LIBOR USD 3 Month+1.200%, 09/10/2022 (A)	780	784
State Street
2.825%, VAR United States Secured Overnight Financing Rate+2.690%, 03/30/2023 (A)	1,265	1,308
Svenska Handelsbanken MTN
3.350%, 05/24/2021	1,460	1,502
0.830%, VAR ICE LIBOR USD 3 Month+0.470%, 05/24/2021	850	852
Toronto-Dominion Bank MTN
1.198%, VAR ICE LIBOR USD 3 Month+0.430%, 06/11/2021	2,961	2,964
0.532%, VAR United States Secured Overnight Financing Rate+0.480%, 01/27/2023	2,055	2,010
Truist Financial MTN
1.311%, VAR ICE LIBOR USD 3 Month+0.570%, 06/15/2020	650	650
UBS
2.450%, 12/01/2020 (A)	1,700	1,715
1.750%, 04/21/2022 (A)	1,200	1,219
0.830%, VAR ICE LIBOR USD 3 Month+0.480%, 12/01/2020 (A)	1,000	1,002
UniCredit MTN
6.572%, 01/14/2022 (A)	515	537
US Bank
0.866%, VAR ICE LIBOR USD 3 Month+0.310%, 02/04/2021	1,800	1,798

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
USAA Capital
1.500%, 05/01/2023 (A)	$890	$906
Wells Fargo
2.500%, 03/04/2021	950	964
2.130%, VAR ICE LIBOR USD 3 Month+1.110%, 01/24/2023	700	699
2.016%, 07/26/2021	1,799	1,812
Wells Fargo MTN
2.600%, 07/22/2020	2,450	2,457

		125,369

Health Care — 2.9%
AbbVie
4.875%, 02/15/2021 (A)	1,800	1,838
1.024%, VAR ICE LIBOR USD 3 Month+0.650%, 11/21/2022 (A)	800	794
0.841%, VAR ICE LIBOR USD 3 Month+0.460%, 11/19/2021 (A)	2,165	2,152
Anthem
2.950%, 12/01/2022	925	972
2.500%, 11/21/2020	900	908
Becton Dickinson
2.250%, VAR ICE LIBOR USD 3 Month+0.875%, 12/29/2020	713	713
Bristol-Myers Squibb
3.250%, 02/20/2023 (A)	675	720
2.550%, 05/14/2021 (A)	1,600	1,633
Cardinal Health
1.511%, VAR ICE LIBOR USD 3 Month+0.770%, 06/15/2022	1,200	1,177
Cigna
3.200%, 09/17/2020	2,795	2,815
1.493%, VAR ICE LIBOR USD 3 Month+0.650%, 09/17/2021	600	597
CVS Health
1.719%, VAR ICE LIBOR USD 3 Month+0.720%, 03/09/2021	820	821
McKesson
3.650%, 11/30/2020	455	461
Sutter Health
2.286%, 08/15/2053	450	451
UnitedHealth Group
1.289%, VAR ICE LIBOR USD 3 Month+0.070%, 10/15/2020	800	800

		16,852

Industrials — 1.7%
Aviation Capital Group LLC
1.430%, VAR ICE LIBOR USD 3 Month+0.670%, 07/30/2021 (A)	945	876

262	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Caterpillar Financial Services MTN
1.279%, VAR ICE LIBOR USD 3 Month+0.280%, 09/07/2021	$2,650	$2,645
DAE Funding LLC
5.250%, 11/15/2021 (A)	850	799
Equifax
1.262%, VAR ICE LIBOR USD 3 Month+0.870%, 08/15/2021	735	726
GE Capital International Funding Unlimited
2.342%, 11/15/2020	800	805
Otis Worldwide
2.088%, VAR ICE LIBOR USD 3 Month+0.450%, 04/05/2023 (A)	3,165	3,123
PACCAR Financial MTN
0.708%, VAR ICE LIBOR USD 3 Month+0.260%, 05/10/2021	400	399
Penske Truck Leasing LP
3.650%, 07/29/2021 (A)	575	584

		9,957

Information Technology — 0.8%
Broadcom
3.125%, 04/15/2021 (A)	1,150	1,159
Hewlett Packard Enterprise
2.093%, VAR ICE LIBOR USD 3 Month+0.720%, 10/05/2021	600	593
1.464%, VAR ICE LIBOR USD 3 Month+0.680%, 03/12/2021	1,150	1,143
IBM Credit LLC
0.833%, VAR ICE LIBOR USD 3 Month+0.470%, 11/30/2020	1,670	1,673

		4,568

Materials — 0.2%
DuPont de Nemours
3.766%, 11/15/2020	695	705
International Flavors & Fragrances
3.400%, 09/25/2020	380	381

		1,086

Sovereign — 0.8%
Inter-American Development Bank
1.799%, VAR United States Secured Overnight Financing Rate+0.260%, 09/16/2022	2,300	2,290
Inter-American Development Bank MTN
1.419%, VAR ICE LIBOR USD 3 Month+0.200%, 07/15/2021	2,440	2,445

		4,735

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Utilities — 1.2%
American Electric Power
2.150%, 11/13/2020	$750	$754
Consolidated Edison of New York
1.616%, VAR ICE LIBOR USD 3 Month+0.400%, 06/25/2021	3,195	3,192
Dominion Energy
2.715%, 08/15/2021	155	157
2.450%, 01/15/2023 (A)	800	828
Duke Energy Progress LLC
1.179%, VAR ICE LIBOR USD 3 Month+0.180%, 09/08/2020	800	799
Duquesne Light Holdings
6.400%, 09/15/2020 (A)	1,575	1,601

		7,331

Total Corporate Obligations (Cost $209,771) ($ Thousands)		209,653

ASSET-BACKED SECURITIES — 27.0%
Automotive — 11.8%

American Credit Acceptance Receivables Trust, Ser 2019-2, Cl A
2.850%, 07/12/2022 (A)	90	90
American Credit Acceptance Receivables Trust, Ser 2019-3, Cl A
2.440%, 12/12/2022 (A)	374	375
American Credit Acceptance Receivables Trust, Ser 2019-4, Cl A
2.180%, 02/13/2023 (A)	537	539
American Credit Acceptance Receivables Trust, Ser 2020-1, Cl A
1.890%, 04/13/2023 (A)	561	563
AmeriCredit Automobile Receivables Trust, Ser 2016-2, Cl C
2.870%, 11/08/2021	174	174
ARI Fleet Lease Trust, Ser 2017-A, Cl A2
1.910%, 04/15/2026 (A)	23	23
ARI Fleet Lease Trust, Ser 2018-A, Cl A2
2.550%, 10/15/2026 (A)	94	94
ARI Fleet Lease Trust, Ser 2020-A, Cl A2
1.770%, 08/15/2028 (A)	865	867
Canadian Pacer Auto Receivables Trust, Ser 2020-1A, Cl A2A
1.770%, 11/21/2022 (A)	1,035	1,040
CarMax Auto Owner Trust, Ser 2017-1, Cl A3
1.980%, 11/15/2021	1,038	1,039
CarMax Auto Owner Trust, Ser 2018-3, Cl A2A
2.880%, 10/15/2021	46	46
Carmax Auto Owner Trust, Ser 2019-1, Cl A3
3.050%, 03/15/2024	1,050	1,082

SEI Institutional Investments Trust / Annual Report / May 31, 2020	263

SCHEDULE OF INVESTMENTS

May 31, 2020

Ultra Short Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
CarMax Auto Owner Trust, Ser 2019-2, Cl A2A
2.690%, 07/15/2022	$322	$324
CarMax Auto Owner Trust, Ser 2019-3, Cl A2A
2.210%, 12/15/2022	412	415
Carmax Auto Owner Trust, Ser 2019-4, Cl A2A
2.010%, 03/15/2023	2,185	2,201
CarMax Auto Owner Trust, Ser 2020-1, Cl A2
1.870%, 04/17/2023	780	788
Carvana Auto Receivables Trust, Ser 2019- 4A, Cl A2
2.200%, 07/15/2022 (A)	450	451
Chesapeake Funding II LLC, Ser 2017-2A, Cl A1
1.990%, 05/15/2029 (A)	115	115
Chesapeake Funding II LLC, Ser 2017-3A, Cl A1
1.910%, 08/15/2029 (A)	141	142
Chesapeake Funding II LLC, Ser 2017-3A, Cl A2
0.524%, VAR ICE LIBOR USD 1 Month+0.340%, 08/15/2029 (A)	370	369
Chesapeake Funding II LLC, Ser 2017-4A, Cl A1
2.120%, 11/15/2029 (A)	211	212
Chesapeake Funding II LLC, Ser 2017-4A, Cl A2
0.494%, VAR ICE LIBOR USD 1 Month+0.310%, 11/15/2029 (A)	863	860
Chesapeake Funding II LLC, Ser 2018-2A, Cl A2
0.554%, VAR ICE LIBOR USD 1 Month+0.370%, 08/15/2030 (A)	489	480
Chesapeake Funding II LLC, Ser 2018-3A, Cl A1
3.390%, 01/15/2031 (A)	531	544
Chesapeake Funding II LLC, Ser 2019-2A, Cl A1
1.950%, 09/15/2031 (A)	1,314	1,316
CIG Auto Receivables Trust, Ser 2017-1A, Cl A
2.710%, 05/15/2023 (A)	16	16
CPS Auto Receivables Trust, Ser 2019-B, Cl A
2.890%, 05/16/2022 (A)	103	103
CPS Auto Receivables Trust, Ser 2019-C, Cl A
2.550%, 09/15/2022 (A)	311	313
CPS Auto Receivables Trust, Ser 2019-D, Cl A
2.170%, 12/15/2022 (A)	386	387
CPS Auto Receivables Trust, Ser 2020-A, Cl A
2.090%, 05/15/2023 (A)	526	527
Credit Acceptance Auto Loan Trust, Ser 2017- 2A, Cl A
2.550%, 02/17/2026 (A)	50	50

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Credit Acceptance Auto Loan Trust, Ser 2017- 3A, Cl A
2.650%, 06/15/2026 (A)	$373	$373
Credit Acceptance Auto Loan Trust, Ser 2018- 1A, Cl A
3.010%, 02/16/2027 (A)	342	343
Credit Acceptance Auto Loan Trust, Ser 2019- 3A, Cl A
2.380%, 11/15/2028 (A)	500	496
Credit Acceptance Auto Loan Trust, Ser 2020- 1A, Cl A
2.010%, 02/15/2029 (A)	310	308
Drive Auto Receivables Trust, Ser 2017-3, Cl D
3.530%, 12/15/2023 (A)	976	987
Drive Auto Receivables Trust, Ser 2019-2, Cl A3
3.040%, 03/15/2023	280	281
Drive Auto Receivables Trust, Ser 2019-4, Cl A2A
2.320%, 06/15/2022	178	178
Drive Auto Receivables Trust, Ser 2019-4, Cl B
2.230%, 01/16/2024	870	874
Drive Auto Receivables Trust, Ser 2020-1, Cl A3
2.020%, 11/15/2023	535	539
DT Auto Owner Trust, Ser 2018-3A, Cl A
3.020%, 02/15/2022 (A)	80	80
DT Auto Owner Trust, Ser 2018-3A, Cl B
3.560%, 09/15/2022 (A)	975	983
DT Auto Owner Trust, Ser 2019-3A, Cl A
2.550%, 08/15/2022 (A)	269	270
DT Auto Owner Trust, Ser 2019-4A, Cl A
2.170%, 05/15/2023 (A)	1,575	1,582
DT Auto Owner Trust, Ser 2020-1A, Cl A
1.940%, 09/15/2023 (A)	337	338
Enterprise Fleet Financing LLC, Ser 2017-1, Cl A3
2.600%, 07/20/2022 (A)	793	794
Enterprise Fleet Financing LLC, Ser 2017-2, Cl A2
1.970%, 01/20/2023 (A)	5	5
Enterprise Fleet Financing LLC, Ser 2018-2, Cl A2
3.140%, 02/20/2024 (A)	1,009	1,018
Enterprise Fleet Financing LLC, Ser 2019-1, Cl A2
2.980%, 10/20/2024 (A)	973	986
Enterprise Fleet Financing LLC, Ser 2019-2, Cl A2
2.290%, 02/20/2025 (A)	781	785

264	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Enterprise Fleet Financing LLC, Ser 2020-1, Cl A1
1.690%, 02/22/2021 (A)	$535	$535
Exeter Automobile Receivables Trust, Ser 2019-1A, Cl A
3.200%, 04/15/2022 (A)	7	7
Exeter Automobile Receivables Trust, Ser 2019-3A, Cl A
2.590%, 09/15/2022 (A)	158	159
Exeter Automobile Receivables Trust, Ser 2019-4A, Cl A
2.180%, 01/17/2023 (A)	529	531
Exeter Automobile Receivables Trust, Ser 2019-4A, Cl B
2.300%, 12/15/2023 (A)	1,150	1,150
Exeter Automobile Receivables Trust, Ser 2020-1A, Cl A
2.050%, 06/15/2023 (A)	411	413
First Investors Auto Owner Trust, Ser 2019- 1A, Cl A
2.890%, 03/15/2024 (A)	156	157
First Investors Auto Owner Trust, Ser 2019- 2A, Cl A
2.210%, 09/16/2024 (A)	607	612
Flagship Credit Auto Trust, Ser 2018-3, Cl A
3.070%, 02/15/2023 (A)	175	176
Flagship Credit Auto Trust, Ser 2018-4, Cl A
3.410%, 05/15/2023 (A)	408	413
Flagship Credit Auto Trust, Ser 2019-1, Cl A
3.110%, 08/15/2023 (A)	217	220
Flagship Credit Auto Trust, Ser 2019-2, Cl A
2.830%, 10/16/2023 (A)	671	681
Flagship Credit Auto Trust, Ser 2019-4, Cl A
2.170%, 06/17/2024 (A)	612	616
Flagship Credit Auto Trust, Ser 2020-1, Cl A
1.900%, 08/15/2024 (A)	738	738
Ford Credit Auto Lease Trust, Ser 2019-B, Cl A2A
2.280%, 02/15/2022	588	591
Ford Credit Auto Lease Trust, Ser 2020-A, Cl A2
1.800%, 07/15/2022	520	524
Ford Credit Auto Owner Trust, Ser 2015-2, Cl A
2.440%, 01/15/2027 (A)	885	886
Ford Credit Auto Owner Trust, Ser 2016-1, Cl A
2.310%, 08/15/2027 (A)	3,200	3,224
Foursight Capital Automobile Receivables Trust, Ser 2020-1, Cl A2
1.970%, 09/15/2023 (A)	730	731

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
GLS Auto Receivables Issuer Trust, Ser 2019- 3A, Cl A
2.580%, 07/17/2023 (A)	$453	$457
GLS Auto Receivables Issuer Trust, Ser 2019- 4A, Cl A
2.470%, 11/15/2023 (A)	484	488
GLS Auto Receivables Issuer Trust, Ser 2020- 1A, Cl A
2.170%, 02/15/2024 (A)	597	598
GLS Auto Receivables Trust, Ser 2018-1A, Cl A
2.820%, 07/15/2022 (A)	157	158
GLS Auto Receivables Trust, Ser 2018-2A, Cl A
3.250%, 04/18/2022 (A)	50	50
GLS Auto Receivables Trust, Ser 2019-2A, Cl A
3.060%, 04/17/2023 (A)	365	369
GM Financial Automobile Leasing Trust, Ser 2019-3, Cl A3
2.030%, 06/20/2022	700	706
GM Financial Consumer Automobile Receivables Trust, Ser 2018-4, Cl A3
3.210%, 10/16/2023	900	923
Harley-Davidson Motorcycle Trust, Ser 2020- A, Cl A2A
1.830%, 01/17/2023	1,170	1,175
Hertz Fleet Lease Funding, Ser 2019-1, Cl A1
0.692%, VAR ICE LIBOR USD 1 Month+0.470%, 01/10/2033 (A)	876	876
Hertz Fleet Lease Funding, Ser 2019-1, Cl A2
2.700%, 01/10/2033 (A)	981	977
Honda Auto Receivables Owner Trust, Ser 2020-2, Cl A2
0.740%, 11/15/2022	220	220
Hyundai Auto Receivables Trust, Ser 2020-A, Cl A2
1.510%, 04/17/2023	1,275	1,287
Mercedes-Benz Auto Lease Trust, Ser 2019-A, Cl A3
3.100%, 11/15/2021	465	470
Mercedes-Benz Auto Lease Trust, Ser 2020- A, Cl A2
1.820%, 03/15/2022	295	296
Mercedes-Benz Auto Receivables Trust, Ser 2016-1, Cl A4
1.460%, 12/15/2022	568	569
Nissan Auto Lease Trust, Ser 2019-A, Cl A2
2.710%, 07/15/2021	318	320
Nissan Auto Lease Trust, Ser 2019-B, Cl A2A
2.270%, 10/15/2021	704	708
Nissan Auto Lease Trust, Ser 2020-A, Cl A2A
1.800%, 05/16/2022	680	685
Nissan Auto Receivables Owner Trust, Ser 2019-C, Cl A3
1.930%, 07/15/2024	573	587

SEI Institutional Investments Trust / Annual Report / May 31, 2020	265

SCHEDULE OF INVESTMENTS

May 31, 2020

Ultra Short Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Prestige Auto Receivables Trust, Ser 2019-1A, Cl A2
2.440%, 07/15/2022 (A)	$559	$561
Santander Consumer Auto Receivables Trust, Ser 2020-AA, Cl A
1.370%, 10/15/2024 (A)	600	600
Santander Drive Auto Receivables Trust, Ser 2016-3, Cl C
2.460%, 03/15/2022	103	103
Santander Retail Auto Lease Trust, Ser 2019- C, Cl A2A
1.890%, 09/20/2022 (A)	1,103	1,109
Securitized Term Auto Receivables Trust, Ser 2019-1A, Cl A3
2.986%, 02/27/2023 (A)	750	759
Tesla Auto Lease Trust, Ser 2018-B, Cl A
3.710%, 08/20/2021 (A)	1,459	1,482
Tesla Auto Lease Trust, Ser 2019-A, Cl A2
2.130%, 04/20/2022 (A)	2,275	2,290
Tidewater Auto Receivables Trust, Ser 2018- AA, Cl A2
3.120%, 07/15/2022 (A)	14	14
Tidewater Auto Receivables Trust, Ser 2020- AA, Cl A2
1.390%, 08/15/2024 (A)	1,700	1,689
Tidewater Auto Receivables Trust, Ser 2020- AA, Cl B
1.610%, 03/17/2025 (A)	1,005	977
Toyota Auto Receivables Owner Trust, Ser 2018-B, Cl A3
2.960%, 09/15/2022	295	300
Toyota Auto Receivables Owner Trust, Ser 2020-B, Cl A2
1.380%, 12/15/2022	740	745
United Auto Credit Securitization Trust, Ser 2019-1, Cl A
2.820%, 07/12/2021 (A)	122	123
Volkswagen Auto Lease Trust, Ser 2019-A, Cl A2A
2.000%, 03/21/2022	810	814
Volkswagen Auto Loan Enhanced Trust, Ser 2020-1, Cl A2A
0.930%, 12/20/2022	750	752
Westlake Automobile Receivables Trust, Ser 2017-2A, Cl D
3.280%, 12/15/2022 (A)	1,125	1,134
Westlake Automobile Receivables Trust, Ser 2019-2A, Cl A2B
0.654%, VAR ICE LIBOR USD 1 Month+0.470%, 02/15/2023 (A)	749	747
Westlake Automobile Receivables Trust, Ser 2019-3A, Cl A2
2.150%, 02/15/2023 (A)	720	723

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Westlake Automobile Receivables Trust, Ser 2019-3A, Cl B
2.410%, 10/15/2024 (A)	$1,575	$1,588
Wheels SPV 2 LLC, Ser 2018-1A, Cl A2
3.060%, 04/20/2027 (A)	110	110
World Omni Select Auto Trust, Ser 2018-1A, Cl B
3.680%, 07/15/2023 (A)	465	471
World Omni Select Auto Trust, Ser 2019-A, Cl A2A
2.060%, 08/15/2023	629	632

		68,771

Credit Cards — 2.2%

BA Credit Card Trust, Ser 2018-A1, Cl A1
2.700%, 07/17/2023	850	862
Capital One Multi-Asset Execution Trust, Ser 2016-A7, Cl A7
0.694%, VAR ICE LIBOR USD 1 Month+0.510%, 09/16/2024	1,250	1,253
Capital One Multi-Asset Execution Trust, Ser 2019-A2, Cl A2
1.720%, 08/15/2024	310	318
Chase Issuance Trust, Ser 2018-A1, Cl A1
0.384%, VAR ICE LIBOR USD 1 Month+0.200%, 04/17/2023	1,000	1,000
Evergreen Credit Card Trust, Ser 2019-2, Cl A
1.900%, 09/15/2024 (A)	535	536
Synchrony Card Funding LLC, Ser 2019-A1, Cl A
2.950%, 03/15/2025	1,690	1,732
Synchrony Credit Card Master Note Trust, Ser 2016-2, Cl A
2.210%, 05/15/2024	3,751	3,791
Synchrony Credit Card Master Note Trust, Ser 2018-1, Cl A
2.970%, 03/15/2024	710	719
Trillium Credit Card Trust II, Ser 2019-1A, Cl A
0.648%, VAR ICE LIBOR USD 1 Month+0.480%, 01/26/2024 (A)	1,100	1,100
Trillium Credit Card Trust II, Ser 2020-1A, Cl A
0.538%, VAR ICE LIBOR USD 1 Month+0.370%, 12/26/2024 (A)	1,065	1,060

		12,371

Mortgage Related Securities — 0.0%

Accredited Mortgage Loan Trust, Ser 2004-4, Cl A1A
0.848%, VAR ICE LIBOR USD 1 Month+0.680%, 01/25/2035	138	137

266	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)

Other Asset-Backed Securities — 13.0%
Ajax Mortgage Loan Trust, Ser 2017-B, Cl A
3.163%, 09/25/2056 (A)(B)	$525	$516
Ally Master Owner Trust, Ser 2018-2, Cl A
3.290%, 05/15/2023	1,055	1,075
Apidos CLO XII, Ser 2018-12A, Cl AR
2.299%, VAR ICE LIBOR USD 3 Month+1.080%, 04/15/2031 (A)	925	899
Atlas Senior Loan Fund IX LLC, Ser 2018-9A, Cl A
2.005%, VAR ICE LIBOR USD 3 Month+0.870%, 04/20/2028 (A)	1,366	1,341
Avant Loans Funding Trust, Ser 2019-A, Cl A
3.480%, 07/15/2022 (A)	157	156
Avant Loans Funding Trust, Ser 2019-B, Cl A
2.720%, 10/15/2026 (A)	507	503
Barings BDC Static CLO, Ser 2019-1A, Cl A1
2.239%, VAR ICE LIBOR USD 3 Month+1.020%, 04/15/2027 (A)	645	635
Bayview Opportunity Master Fund IVb Trust, Ser 2017-RT6, Cl A
3.500%, 10/28/2057 (A)(B)	459	465
BlueMountain CLO, Ser 2018-2A, Cl A1R
2.065%, VAR ICE LIBOR USD 3 Month+0.930%, 07/18/2027 (A)	1,267	1,239
Carlyle Global Market Strategies CLO, Ser 2017-2A, Cl AR
2.025%, VAR ICE LIBOR USD 3 Month+0.890%, 01/18/2029 (A)	335	328
Carlyle Global Market Strategies CLO, Ser 2018-1A, Cl A1R2
2.105%, VAR ICE LIBOR USD 3 Month+0.970%, 04/17/2031 (A)	998	960
Cloud Pass-Through Trust, Ser 2019-1A, Cl CLOU
3.554%, 12/05/2022 (A)(B)	801	812
CNH Equipment Trust, Ser 2019-C, Cl A2
1.990%, 03/15/2023	2,940	2,956
CNH Equipment Trust, Ser 2020-A, Cl A2
1.080%, 07/17/2023	1,070	1,070
Cole Park CLO, Ser 2018-1A, Cl AR
2.185%, VAR ICE LIBOR USD 3 Month+1.050%, 10/20/2028 (A)	1,150	1,130
Columbia Cent CLO, Ser 2018-27A, Cl A1
2.141%, VAR ICE LIBOR USD 3 Month+1.150%, 10/25/2028 (A)	720	708
Consumer Loan Underlying Bond CLUB Credit Trust, Ser 2020-P1, Cl A
2.260%, 03/15/2028 (A)	1,006	995

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Credit-Based Asset Servicing & Securitization LLC, Ser 2005-CB3, Cl M2
1.098%, VAR ICE LIBOR USD 1 Month+0.930%, 09/25/2034	$152	$151
Daimler Trucks Retail Trust, Ser 2019-1, Cl A2
2.770%, 04/15/2021 (A)	401	401
Dell Equipment Finance Trust, Ser 2019-1, Cl A2
2.780%, 08/23/2021 (A)	354	356
DLL LLC, Ser 2019-MT3, Cl A2
2.130%, 01/20/2022 (A)	1,125	1,131
GreatAmerica Leasing Receivables Funding LLC, Ser 2020-1, Cl A2
1.760%, 06/15/2022 (A)	915	916
HPEFS Equipment Trust, Ser 2019-1A, Cl A2
2.190%, 09/20/2029 (A)	1,968	1,977
HPEFS Equipment Trust, Ser 2020-1A, Cl A2
1.730%, 02/20/2030 (A)	490	490
John Deere Owner Trust, Ser 2019-B, Cl A2
2.280%, 05/16/2022	704	708
KKR CLO, Ser 2018-21, Cl A
2.219%, VAR ICE LIBOR USD 3 Month+1.000%, 04/15/2031 (A)	775	746
Kubota Credit Owner Trust, Ser 2020-1A, Cl A1
1.500%, 05/17/2021 (A)	299	299
Madison Park Funding XII, Ser 2017-12A, Cl AR
2.395%, VAR ICE LIBOR USD 3 Month+1.260%, 07/20/2026 (A)	71	71
Madison Park Funding XXX, Ser 2018-30A, Cl A
1.969%, VAR ICE LIBOR USD 3 Month+0.750%, 04/15/2029 (A)	1,350	1,315
Magnetite VII, Ser 2018-7A, Cl A1R2
2.019%, VAR ICE LIBOR USD 3 Month+0.800%, 01/15/2028 (A)	1,250	1,217
Magnetite VIII, Ser 2018-8A, Cl AR2
2.199%, VAR ICE LIBOR USD 3 Month+0.980%, 04/15/2031 (A)	685	668
Marlette Funding Trust, Ser 2018-4A, Cl A
3.710%, 12/15/2028 (A)	162	161
Marlette Funding Trust, Ser 2019-1A, Cl A
3.440%, 04/16/2029 (A)	586	580
Marlette Funding Trust, Ser 2019-2A, Cl A
3.130%, 07/16/2029 (A)	421	422
Marlette Funding Trust, Ser 2019-3A, Cl A
2.690%, 09/17/2029 (A)	491	490
Marlette Funding Trust, Ser 2019-4A, Cl A
2.390%, 12/17/2029 (A)	713	709
Marlette Funding Trust, Ser 2020-1A, Cl A
2.240%, 03/15/2030 (A)	263	262

SEI Institutional Investments Trust / Annual Report / May 31, 2020	267

SCHEDULE OF INVESTMENTS

May 31, 2020

Ultra Short Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Mercedes-Benz Master Owner Trust, Ser 2019-AA, Cl A
0.534%, VAR ICE LIBOR USD 1 Month+0.350%, 05/15/2023 (A)	$1,405	$1,384
MetLife Securitization Trust, Ser 2017-1A, Cl A
3.000%, 04/25/2055 (A)(B)	244	251
Mill City Mortgage Loan Trust, Ser 2017-3, Cl A1
2.750%, 01/25/2061 (A)(B)	462	470
Mill City Mortgage Trust, Ser 2015-2, Cl A2
3.000%, 09/25/2057 (A)(B)	450	454
MMAF Equipment Finance LLC, Ser 2017-AA, Cl A3
2.040%, 02/16/2022 (A)	124	124
MMAF Equipment Finance LLC, Ser 2019-B, Cl A2
2.070%, 10/12/2022 (A)	415	418
Morgan Stanley Capital 1 Trust, Ser 2012- STAR, Cl A1
2.084%, 08/05/2034 (A)	99	98
Nationstar HECM Loan Trust, Ser 2018-2A, Cl A
3.188%, 07/25/2028 (A)(B)	40	40
Nationstar HECM Loan Trust, Ser 2019-1A, Cl A
2.651%, 06/25/2029 (A)(B)	151	151
Nationstar HECM Loan Trust, Ser 2019-2A, Cl A
2.272%, 11/25/2029 (A)(B)	231	231
Navient Private Education Refi Loan Trust, Ser 2019-FA, Cl A1
2.180%, 08/15/2068 (A)	1,498	1,505
Navient Private Education Refi Loan Trust, Ser 2020-BA, Cl A1
1.800%, 01/15/2069 (A)	1,240	1,242
Navient Student Loan Trust, Ser 2018-1A, Cl A2
0.518%, VAR ICE LIBOR USD 1 Month+0.350%, 03/25/2067 (A)	647	641
Navient Student Loan Trust, Ser 2019-2A, Cl A1
0.438%, VAR ICE LIBOR USD 1 Month+0.270%, 02/27/2068 (A)	390	388
Navistar Financial Dealer Note Master Owner Trust II, Ser 2019-1, Cl A
0.808%, VAR ICE LIBOR USD 1 Month+0.640%, 05/25/2024 (A)	1,600	1,573
New Residential Advance Receivables Trust Advance Receivables Backed, Ser 2019- T5, Cl AT5
2.425%, 10/15/2051 (A)	575	570

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
New Residential Mortgage LLC, Ser 2018- FNT2, Cl A
3.790%, 07/25/2054 (A)	$519	$501
NextGear Floorplan Master Owner Trust, Ser 2017-2A, Cl A1
0.864%, VAR ICE LIBOR USD 1 Month+0.680%, 10/17/2022 (A)	1,530	1,517
NextGear Floorplan Master Owner Trust, Ser 2019-1A, Cl A1
0.834%, VAR ICE LIBOR USD 1 Month+0.650%, 02/15/2024 (A)	1,140	1,088
NextGear Floorplan Master Owner Trust, Ser 2020-1A, Cl A1
0.984%, VAR ICE LIBOR USD 1 Month+0.800%, 02/15/2025 (A)	1,830	1,701
Nissan Master Owner Trust Receivables, Ser 2019-A, Cl A
0.744%, VAR ICE LIBOR USD 1 Month+0.560%, 02/15/2024	1,075	1,059
NRZ Excess Spread-Collateralized Notes, Ser 2018-PLS1, Cl A
3.193%, 01/25/2023 (A)	361	362
NRZ Excess Spread-Collateralized Notes, Ser 2018-PLS2, Cl A
3.265%, 02/25/2023 (A)	227	228
NYCTL Trust, Ser 2018-A, Cl A
3.220%, 11/10/2031 (A)	372	374
NYCTL Trust, Ser 2019-A, Cl A
2.190%, 11/10/2032 (A)	496	498
Ocean Trails CLO IV, Ser 2013-4A, Cl AR
1.334%, VAR ICE LIBOR USD 3 Month+0.900%, 08/13/2025 (A)	47	47
OCP CLO, Ser 2017-8A, Cl A1R
1.985%, VAR ICE LIBOR USD 3 Month+0.850%, 04/17/2027 (A)	269	265
OnDeck Asset Securitization Trust II LLC, Ser 2019-1A, Cl A
2.650%, 11/18/2024 (A)	667	667
OneMain Financial Issuance Trust, Ser 2016- 1A, Cl B
4.570%, 02/20/2029 (A)	219	219
Onemain Financial Issuance Trust, Ser 2018- 1A, Cl A
3.300%, 03/14/2029 (A)	395	399
OneMain Financial Issuance Trust, Ser 2019- 1A, Cl A
3.480%, 02/14/2031 (A)	800	809
OZLM VII, Ser 2018-7RA, Cl A1R
2.145%, VAR ICE LIBOR USD 3 Month+1.010%, 07/17/2029 (A)	957	934
OZLM XII, Ser 2018-12A, Cl A1R
1.810%, VAR ICE LIBOR USD 3 Month+1.050%, 04/30/2027 (A)	650	641

268	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Palmer Square CLO, Ser 2018-3A, Cl A2
1.742%, VAR ICE LIBOR USD 3 Month+1.350%, 08/15/2026 (A)	$820	$797
PFS Financing, Ser 2017-BA, Cl A2
2.220%, 07/15/2022 (A)	500	500
PRPM LLC, Ser 2018-1A, Cl A1
3.750%, 04/25/2023 (A)(B)	267	256
Regional Management Issuance Trust, Ser 2018-1, Cl A
3.830%, 07/15/2027 (A)	470	461
Regional Management Issuance Trust, Ser 2019-1, Cl A
3.050%, 11/15/2028 (A)	175	164
RMF Buyout Issuance Trust, Ser 2019-1, Cl A
2.475%, 07/25/2029 (A)(B)	354	354
Shackleton CLO, Ser 2018-6RA, Cl A
2.155%, VAR ICE LIBOR USD 3 Month+1.020%, 07/17/2028 (A)	713	700
SLM Student Loan Trust, Ser 2007-6, Cl A4
1.371%, VAR ICE LIBOR USD 3 Month+0.380%, 10/25/2024	606	604
SLM Student Loan Trust, Ser 2011-1, Cl A1
0.688%, VAR ICE LIBOR USD 1 Month+0.520%, 03/25/2026	18	18
SMB Private Education Loan Trust, Ser 2020- A, Cl A1
1.114%, VAR ICE LIBOR USD 1 Month+0.300%, 03/15/2027 (A)	1,324	1,312
SoFi Consumer Loan Program LLC, Ser 2016- 2A, Cl A
3.090%, 10/27/2025 (A)	78	78
SoFi Consumer Loan Program LLC, Ser 2016- 3, Cl A
3.050%, 12/26/2025 (A)	74	74
SoFi Consumer Loan Program LLC, Ser 2017- 1, Cl A
3.280%, 01/26/2026 (A)	140	140
SoFi Consumer Loan Program Trust, Ser 2019-1, Cl A
3.240%, 02/25/2028 (A)	718	724
SoFi Consumer Loan Program Trust, Ser 2019-2, Cl A
3.010%, 04/25/2028 (A)	538	544
SoFi Consumer Loan Program Trust, Ser 2019-3, Cl A
2.900%, 05/25/2028 (A)	1,284	1,297
SoFi Consumer Loan Program Trust, Ser 2019-4, Cl A
2.450%, 08/25/2028 (A)	2,031	2,027
SoFi Consumer Loan Program Trust, Ser 2020-1, Cl A
2.020%, 01/25/2029 (A)	1,332	1,330

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
SoFi Professional Loan Program Trust, Ser 2020-A, Cl A1FX
2.060%, 05/15/2046 (A)	$2,019	$2,029
Springleaf Funding Trust, Ser 2016-AA, Cl A
2.900%, 11/15/2029 (A)	87	87
Symphony CLO XIV, Ser 2019-14A, Cl AR
2.261%, VAR ICE LIBOR USD 3 Month+0.950%, 07/14/2026 (A)	992	975
Towd Point Mortgage Trust, Ser 2015-2, Cl 2A11
3.000%, 11/25/2057 (A)(B)	169	169
Towd Point Mortgage Trust, Ser 2015-4, Cl A1B
2.750%, 04/25/2055 (A)(B)	90	91
Towd Point Mortgage Trust, Ser 2015-5, Cl A1B
2.750%, 05/25/2055 (A)(B)	100	101
Towd Point Mortgage Trust, Ser 2016-1, Cl A1B
2.750%, 02/25/2055 (A)(B)	100	101
Towd Point Mortgage Trust, Ser 2016-3, Cl A1
2.250%, 04/25/2056 (A)(B)	219	220
Towd Point Mortgage Trust, Ser 2016-4, Cl A1
2.250%, 07/25/2056 (A)(B)	367	369
Towd Point Mortgage Trust, Ser 2017-1, Cl A1
2.750%, 10/25/2056 (A)(B)	1,354	1,374
Towd Point Mortgage Trust, Ser 2017-2, Cl A1
2.750%, 04/25/2057 (A)(B)	1,303	1,322
Towd Point Mortgage Trust, Ser 2017-4, Cl A1
2.750%, 06/25/2057 (A)(B)	308	315
Towd Point Mortgage Trust, Ser 2017-5, Cl A1
0.768%, VAR ICE LIBOR USD 1 Month+0.600%, 02/25/2057 (A)	729	717
Towd Point Mortgage Trust, Ser 2017-6, Cl A1
2.750%, 10/25/2057 (A)(B)	247	253
Towd Point Mortgage Trust, Ser 2019-HY2, Cl A1
1.168%, VAR ICE LIBOR USD 1 Month+1.000%, 05/25/2058 (A)	507	499
Transportation Finance Equipment Trust, Ser 2019-1, Cl A2
1.900%, 01/24/2022 (A)	2,340	2,347
Tryon Park CLO, Ser 2018-1A, Cl A1SR
2.109%, VAR ICE LIBOR USD 3 Month+0.890%, 04/15/2029 (A)	1,210	1,182
Verizon Owner Trust, Ser 2017-2A, Cl B
2.220%, 12/20/2021 (A)	300	301
Verizon Owner Trust, Ser 2020-A, Cl A1A
1.850%, 07/22/2024	825	847
VOLT LXIV LLC, Ser 2017-NP11, Cl A1
3.375%, 10/25/2047 (A)	269	258

SEI Institutional Investments Trust / Annual Report / May 31, 2020	269

SCHEDULE OF INVESTMENTS

May 31, 2020

Ultra Short Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Voya CLO, Ser 2017-1A, Cl A1R
2.035%, VAR ICE LIBOR USD 3 Month+0.900%, 01/18/2029 (A)	$420	$412
Voya CLO, Ser 2017-3A, Cl A1R
1.711%, VAR ICE LIBOR USD 3 Month+0.720%, 07/25/2026 (A)	292	289

		75,345

Total Asset-Backed Securities (Cost $156,938) ($ Thousands)		156,624

MORTGAGE-BACKED SECURITIES — 14.2%

Agency Mortgage-Backed Obligations — 6.5%
FDIC Guaranteed Notes Trust, Ser 2010-S4, Cl A
1.736%, VAR LIBOR USD 1 Month+0.720%, 12/04/2020 (A)	810	810
FHLMC
2.500%, 08/01/2028	911	954
FHLMC ARM
4.215%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+2.020%, 02/01/2030	15	15
4.026%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+1.911%, 02/01/2022	2	2
FHLMC CMO, Ser 2010-3714, Cl TW
4.000%, 07/15/2020	60	60
FHLMC CMO, Ser 2010-3745, Cl GP
4.000%, 06/15/2039	639	649
FHLMC CMO, Ser 2011-3896, Cl PA
4.000%, 03/15/2040	164	168
FHLMC CMO, Ser 2011-3903, Cl QC
2.250%, 03/15/2041	217	220
FHLMC CMO, Ser 2012-4030, Cl AN
1.750%, 04/15/2027	934	949
FHLMC CMO, Ser 2013-4159, Cl LA
3.500%, 02/15/2040	1,241	1,276
FHLMC CMO, Ser 2013-4206, Cl CA
3.000%, 05/15/2037	702	709
FHLMC CMO, Ser 2014-4297, Cl CA
3.000%, 12/15/2030	894	919
FHLMC CMO, Ser 2014-4323, Cl GA
3.000%, 06/15/2040	422	429
FHLMC CMO, Ser 2014-4323, Cl CA
4.000%, 03/15/2040	148	151
FHLMC CMO, Ser 2014-4379, Cl CB
2.250%, 04/15/2033	1,095	1,127
FHLMC CMO, Ser 2014-4385, Cl Q
3.000%, 07/15/2039	1,308	1,338
FHLMC CMO, Ser 2014-4387, Cl DA
3.000%, 01/15/2032	782	810

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FHLMC CMO, Ser 2014-4390, Cl NC
3.000%, 05/15/2039	$617	$631
FHLMC Multifamily Structured Pass Through Certificates, Ser K016, Cl A2
2.968%, 10/25/2021	605	620
FHLMC Multifamily Structured Pass Through Certificates, Ser K037, Cl A1
2.592%, 04/25/2023	1,533	1,575
FHLMC Multifamily Structured Pass Through Certificates, Ser KI03, Cl A
0.580%, VAR LIBOR USD 1 Month+0.250%, 02/25/2023	15	15
FHLMC Multifamily Structured Pass-Through Certificates, Ser K020, Cl A1
1.573%, 01/25/2022	97	98
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2018-SPI2, Cl M1
3.810%, 05/25/2048 (A)(B)	153	153
FNMA
6.000%, 01/01/2027 to 04/01/2040	161	186
5.500%, 12/01/2023 to 12/01/2024	382	396
5.000%, 02/01/2023 to 03/01/2025	91	97
3.500%, 09/01/2032	6,727	7,114
FNMA ARM
4.335%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+2.083%, 05/01/2028	1	1
4.298%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+2.325%, 11/01/2023	1	1
3.813%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+2.120%, 11/01/2025	1	1
3.724%, VAR ICE LIBOR USD 6 Month+1.820%, 09/01/2024	16	16
3.715%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+2.215%, 01/01/2029	5	5
3.638%, VAR ICE LIBOR USD 6 Month+1.773%, 09/01/2024	7	7
2.835%, VAR ICE LIBOR USD 6 Month+1.000%, 11/01/2021	–	–
FNMA CMO, Ser 1993-58, Cl H
5.500%, 04/25/2023	9	10
FNMA CMO, Ser 2001-33, Cl FA
0.618%, VAR ICE LIBOR USD 1 Month+0.450%, 07/25/2031	6	6
FNMA CMO, Ser 2002-64, Cl FG
0.432%, VAR ICE LIBOR USD 1 Month+0.250%, 10/18/2032	2	2
FNMA CMO, Ser 2011-18, Cl LA
4.000%, 08/25/2039	199	204

270	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FNMA CMO, Ser 2011-24, Cl PC
4.000%, 10/25/2039	$362	$366
FNMA CMO, Ser 2011-87, Cl JA
3.000%, 06/25/2040	845	864
FNMA CMO, Ser 2012-6, Cl E
3.000%, 05/25/2037	1,117	1,131
FNMA CMO, Ser 2012-63, Cl FE
0.568%, VAR ICE LIBOR USD 1 Month+0.400%, 06/25/2038	122	122
FNMA CMO, Ser 2013-100, Cl CA
4.000%, 03/25/2039	161	164
FNMA CMO, Ser 2013-97, Cl KA
3.000%, 11/25/2031	126	132
FNMA CMO, Ser 2014-39, Cl AB
3.000%, 09/25/2039	173	173
FNMA REMICS CMO, Ser 2012-137, Cl UE
1.750%, 09/25/2041	602	609
FNMA REMICS CMO, Ser 2015-46, Cl BA
3.000%, 05/25/2041	759	782
FNMA, Ser 2012-M9, Cl A2
2.482%, 04/25/2022	270	276
FNMA, Ser 2017-M13, Cl FA
1.150%, VAR LIBOR USD 1 Month+0.400%, 10/25/2024	299	298
FNMA, Ser M4, Cl 1A2
2.976%, 04/25/2022 (B)	245	251
FREMF Mortgage Trust, Ser 2011-K12, Cl B
4.339%, 01/25/2046 (A)(B)	1,435	1,445
GNMA CMO, Ser 2010-151, Cl KA
3.000%, 09/16/2039	141	145
GNMA CMO, Ser 2010-81, Cl PM
3.750%, 04/20/2039	295	297
GNMA CMO, Ser 2011-158, Cl CA
3.000%, 10/20/2026	887	912
GNMA CMO, Ser 2012-7, Cl MD
3.500%, 11/20/2038	780	787
GNMA CMO, Ser 2013-124, Cl CP
2.500%, 06/20/2041	402	408
GNMA CMO, Ser 2013-190, Cl GA
2.500%, 11/20/2038	1,729	1,786
GNMA CMO, Ser 2015-119, Cl TG
1.800%, 05/20/2041	2,201	2,231
GNMA CMO, Ser 2015-56, Cl LB
1.500%, 04/16/2040	1,323	1,342
Mortgage-Linked Amortizing Notes, Ser 2012-1, Cl A10
2.060%, 01/15/2022	261	263

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
NCUA Guaranteed Notes CMO, Ser 2010-R1, Cl 1A
0.697%, VAR ICE LIBOR USD 1 Month+0.450%, 10/07/2020	$1,103	$1,101

		37,609

Non-Agency Mortgage-Backed Obligations — 7.7%
Angel Oak Mortgage Trust I LLC, Ser 2017-2, Cl A1
2.478%, 07/25/2047 (A)(B)	115	114
Angel Oak Mortgage Trust I LLC, Ser 2018-3, Cl A1
3.649%, 09/25/2048 (A)(B)	264	268
Angel Oak Mortgage Trust I LLC, Ser 2019-1, Cl A1
3.920%, 11/25/2048 (A)(B)	628	637
Angel Oak Mortgage Trust I LLC, Ser 2019-2, Cl A1
3.628%, 03/25/2049 (A)(B)	933	944
Angel Oak Mortgage Trust I LLC, Ser 2019-4, Cl A1
2.993%, 07/26/2049 (A)(B)	637	645
Angel Oak Mortgage Trust LLC, Ser 2017-1, Cl A1
2.810%, 01/25/2047 (A)(B)	16	16
Angel Oak Mortgage Trust LLC, Ser 2017-3, Cl A1
2.708%, 11/25/2047 (A)(B)	70	70
Angel Oak Mortgage Trust, Ser 2020-1, Cl A1
2.466%, 12/25/2059 (A)(B)	174	174
Arroyo Mortgage Trust, Ser 2019-3, Cl A1
2.962%, 10/25/2048 (A)(B)	548	554
BAMLL Commercial Mortgage Securities Trust, Ser 2018-DSNY, Cl A
1.034%, VAR LIBOR USD 1 Month+0.850%, 09/15/2034 (A)	1,150	1,069
Banc of America Mortgage Securities, Ser 2005-F, Cl 2A2
4.391%, 07/25/2035 (B)	87	81
Banc of America Mortgage Securities, Ser 2005-J, Cl 2A1
3.897%, 11/25/2035 (B)	11	10
BBCMS Mortgage Trust, Ser 2017-DELC, Cl A
1.034%, VAR LIBOR USD 1 Month+0.850%, 08/15/2036 (A)	1,250	1,175
Bear Stearns Adjustable Rate Mortgage Trust, Ser 2005-3, Cl 2A1
3.863%, 06/25/2035 (B)	45	42
Bear Stearns Adjustable Rate Mortgage Trust, Ser 2005-6, Cl 3A1
4.084%, 08/25/2035 (B)	92	88

SEI Institutional Investments Trust / Annual Report / May 31, 2020	271

SCHEDULE OF INVESTMENTS

May 31, 2020

Ultra Short Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Bunker Hill Loan Depositary Trust, Ser 2019- 1, Cl A2
3.817%, 10/26/2048 (A)	$921	$934
Bunker Hill Loan Depositary Trust, Ser 2019- 1, Cl A1
3.613%, 10/26/2048 (A)	217	220
BWAY Mortgage Trust, Ser 2013-1515, Cl A1
2.809%, 03/10/2033 (A)	468	476
BX Commercial Mortgage Trust, Ser 2018- IND, Cl A
0.934%, VAR LIBOR USD 1 Month+0.750%, 11/15/2035 (A)	267	261
BX Commercial Mortgage Trust, Ser 2019- XL, Cl A
1.104%, VAR ICE LIBOR USD 1 Month+0.920%, 10/15/2036 (A)	955	936
BX Commercial Mortgage Trust, Ser 2019- XL, Cl B
1.264%, VAR ICE LIBOR USD 1 Month+1.080%, 10/15/2036 (A)	621	600
CGDBB Commercial Mortgage Trust, Ser 2017-BIOC, Cl A
0.974%, VAR LIBOR USD 1 Month+0.790%, 07/15/2032 (A)	457	448
CHC Commercial Mortgage Trust, Ser 2019- CHC, Cl A
1.304%, VAR ICE LIBOR USD 1 Month+1.120%, 06/15/2034 (A)	1,275	1,227
CHL Mortgage Pass-Through Trust, Ser 2004- 29, Cl 1A1
0.708%, VAR ICE LIBOR USD 1 Month+0.540%, 02/25/2035	16	14
CIM Trust, Ser 2017-7, Cl A
3.000%, 04/25/2057 (A)(B)	610	608
Citigroup Commercial Mortgage Trust, Ser 2019-SST2, Cl A
1.104%, VAR LIBOR USD 1 Month+0.920%, 12/15/2036 (A)	1,150	1,112
Citigroup Mortgage Loan Trust, Ser 2004- HYB3, Cl 1A
4.522%, 09/25/2034 (B)	15	14
Citigroup Mortgage Loan Trust, Ser 2006- AR2, Cl 1A1
3.940%, 03/25/2036 (B)	77	66
Citigroup Mortgage Loan Trust, Ser 2018- RP2, Cl A1
3.500%, 02/25/2058 (A)(B)	452	467
Citigroup Mortgage Loan Trust, Ser 2019- IMC1, Cl A1
2.720%, 07/25/2049 (A)(B)	228	227
COLT Mortgage Loan Trust, Ser 2018-2, Cl A1
3.470%, 07/27/2048 (A)(B)	247	249

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
COLT Mortgage Loan Trust, Ser 2018-3, Cl A1
3.692%, 10/26/2048 (A)(B)	$582	$590
COLT Mortgage Loan Trust, Ser 2018-4, Cl A1
4.006%, 12/28/2048 (A)(B)	446	452
COLT Mortgage Loan Trust, Ser 2019-1, Cl A1
3.705%, 03/25/2049 (A)(B)	186	187
COLT Mortgage Loan Trust, Ser 2019-3, Cl A1
2.764%, 08/25/2049 (A)(B)	180	180
COLT Mortgage Loan Trust, Ser 2020-1, Cl A1
2.488%, 02/25/2050 (A)(B)	548	552
COMM Mortgage Trust, Ser 2014-UBS5, Cl A2
3.031%, 09/10/2047	54	54
COMM Mortgage Trust, Ser CR22, Cl A2
2.856%, 03/10/2048	315	315
COMM Mortgage Trust, Ser CR23, Cl A2
2.852%, 05/10/2048	458	457
COMM Mortgage Trust, Ser CR27, Cl A2
2.223%, 10/10/2048	739	741
COMM Mortgage Trust, Ser LC17, Cl A2
3.164%, 10/10/2047	57	57
Credit Suisse Mortgage Capital Certificates, Ser 2019-ICE4, Cl B
1.414%, VAR LIBOR USD 1 Month+1.230%, 05/15/2036 (A)	1,620	1,567
Credit Suisse Mortgage Capital Certificates, Ser 2019-ICE4, Cl A
1.164%, VAR ICE LIBOR USD 1 Month+0.980%, 05/15/2036 (A)	745	728
Deephaven Residential Mortgage Trust, Ser 2017-1A, Cl A1
2.725%, 12/26/2046 (A)(B)	29	29
Deephaven Residential Mortgage Trust, Ser 2017-2A, Cl A1
2.453%, 06/25/2047 (A)(B)	86	85
Deephaven Residential Mortgage Trust, Ser 2017-3A, Cl A1
2.577%, 10/25/2047 (A)(B)	85	86
Deephaven Residential Mortgage Trust, Ser 2018-1A, Cl A1
2.976%, 12/25/2057 (A)(B)	159	160
Deephaven Residential Mortgage Trust, Ser 2018-2A, Cl A1
3.479%, 04/25/2058 (A)(B)	346	350
Deephaven Residential Mortgage Trust, Ser 2018-3A, Cl A1
3.789%, 08/25/2058 (A)(B)	424	429
Deephaven Residential Mortgage Trust, Ser 2019-3A, Cl A1
2.964%, 07/25/2059 (A)(B)	550	555
Deephaven Residential Mortgage Trust, Ser 2019-4A, Cl A1
2.791%, 10/25/2059 (A)(B)	570	570

272	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2014-DN2, Cl M2
1.818%, VAR ICE LIBOR USD 1 Month+1.650%, 04/25/2024	$43	$42
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2015-DNA3, Cl M2
3.018%, VAR ICE LIBOR USD 1 Month+2.850%, 04/25/2028	315	316
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2015-HQ1, Cl M3
3.968%, VAR ICE LIBOR USD 1 Month+3.800%, 03/25/2025	431	437
Finance of America Structured Securities Trust, Ser 2019-HB1, Cl A
3.279%, 04/25/2029 (A)(B)	213	213
Flagstar Mortgage Trust, Ser 2018-5, Cl A7
4.000%, 09/25/2048 (A)(B)	146	147
FNMA Connecticut Avenue Securities, Ser 2016-C03, Cl 2M2
6.068%, VAR ICE LIBOR USD 1 Month+5.900%, 10/25/2028	1,020	1,079
FNMA Connecticut Avenue Securities, Ser 2018-C03, Cl 1EA2
1.018%, VAR ICE LIBOR USD 1 Month+0.850%, 10/25/2030	927	901
GMAC Mortgage Loan Trust, Ser 2005-AR6, Cl 2A1
3.894%, 11/19/2035 (B)	134	119
GS Mortgage Securities Trust, Ser 2010-C2, Cl A1
3.849%, 12/10/2043 (A)	59	60
GS Mortgage Securities Trust, Ser 2017- 500K, Cl A
0.884%, VAR LIBOR USD 1 Month+0.700%, 07/15/2032 (A)	665	649
GSR Mortgage Loan Trust, Ser 2005-AR4, Cl 2A1
3.845%, 07/25/2035 (B)	146	109
GSR Mortgage Loan Trust, Ser 2007-AR2, Cl 1A1
3.723%, 05/25/2037 (B)	130	99
Impac CMB Trust, Ser 2004-9, Cl 1A1
0.928%, VAR ICE LIBOR USD 1 Month+0.760%, 01/25/2035	35	34
Impac CMB Trust, Ser 2005-2, Cl 1A1
0.688%, VAR ICE LIBOR USD 1 Month+0.520%, 04/25/2035	44	41
Impac CMB Trust, Ser 2005-3, Cl A1
0.648%, VAR ICE LIBOR USD 1 Month+0.480%, 08/25/2035	42	39
Impac CMB Trust, Ser 2005-5, Cl A1
0.808%, VAR ICE LIBOR USD 1 Month+0.640%, 08/25/2035	34	32

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Impac CMB Trust, Ser 2005-8, Cl 1A
0.688%, VAR ICE LIBOR USD 1 Month+0.520%, 02/25/2036	$113	$105
JPMBB Commercial Mortgage Securities Trust, Ser 2015-C29, Cl A2
2.921%, 05/15/2048	176	176
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2015-UES, Cl A
2.933%, 09/05/2032 (A)	1,350	1,339
JPMorgan Mortgage Trust, Ser 2005-A6, Cl 7A1
4.192%, 08/25/2035 (B)	46	41
JPMorgan Mortgage Trust, Ser 2007-A3, Cl 1A1
3.823%, 05/25/2037 (B)	78	68
JPMorgan Mortgage Trust, Ser 2014-1, Cl 2A5
3.500%, 01/25/2044 (A)(B)	167	166
JPMorgan Mortgage Trust, Ser 2018-7FRB, Cl A2
0.918%, VAR ICE LIBOR USD 1 Month+0.750%, 04/25/2046 (A)	447	429
KNDL Mortgage Trust, Ser 2019-KNSQ, Cl A
0.984%, VAR LIBOR USD 1 Month+0.800%, 05/15/2036 (A)	290	282
LSTAR Securities Investment, Ser 2019-4, Cl A1
1.673%, VAR ICE LIBOR USD 1 Month+1.500%, 05/01/2024 (A)	678	630
Merrill Lynch Mortgage Investors, Ser 2005- A3, Cl A1
0.438%, VAR ICE LIBOR USD 1 Month+0.270%, 04/25/2035	5	5
Merrill Lynch Mortgage-Backed Securities Trust, Ser 2007-3, Cl 2A1
3.899%, 06/25/2037 (B)	111	85
MFA Trust, Ser 2017-RPL1, Cl A1
2.588%, 02/25/2057 (A)(B)	125	125
Mill City Mortgage Loan Trust, Ser 2018-1, Cl A1
3.250%, 05/25/2062 (A)(B)	263	270
Mill City Mortgage Loan Trust, Ser 2018-2, Cl A1
3.500%, 05/25/2058 (A)(B)	833	861
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2014-C14, Cl A3
3.669%, 02/15/2047	1,149	1,158
Morgan Stanley Capital I Trust, Ser 2014- MP, Cl A
3.469%, 08/11/2033 (A)	930	951
MortgageIT Trust, Ser 2005-5, Cl A1
0.688%, VAR ICE LIBOR USD 1 Month+0.520%, 12/25/2035	117	109

SEI Institutional Investments Trust / Annual Report / May 31, 2020	273

SCHEDULE OF INVESTMENTS

May 31, 2020

Ultra Short Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
MTRO Commercial Mortgage Trust, Ser 2019- TECH, Cl A
1.084%, VAR LIBOR USD 1 Month+0.900%, 12/15/2033 (A)	$775	$730
New Residential Mortgage LLC, Ser 2018- FNT1, Cl A
3.610%, 05/25/2023 (A)	688	684
New Residential Mortgage Loan Trust, Ser 2017-3A, Cl A1
4.000%, 04/25/2057 (A)(B)	311	329
New Residential Mortgage Loan Trust, Ser 2017-6A, Cl A1
4.000%, 08/27/2057 (A)(B)	728	766
New Residential Mortgage Loan Trust, Ser 2018-1A, Cl A1
4.000%, 09/25/2057 (A)(B)	337	350
OBX Trust, Ser 2018-1, Cl A2
0.818%, VAR ICE LIBOR USD 1 Month+0.650%, 06/25/2057 (A)	69	68
OBX Trust, Ser 2018-EXP2, Cl 2A1A
0.918%, VAR ICE LIBOR USD 1 Month+0.750%, 07/25/2058 (A)	474	468
OBX Trust, Ser 2019-INV1, Cl A8
4.000%, 11/25/2048 (A)(B)	427	430
Paragon Mortgages, Ser 2006-12A, Cl A2C
0.612%, VAR ICE LIBOR USD 3 Month+0.220%, 11/15/2038 (A)	106	99
Paragon Mortgages, Ser 2007-15A, Cl A2C
0.961%, VAR ICE LIBOR USD 3 Month+0.220%, 12/15/2039 (A)	244	229
Residential Funding Mortgage Securities, Ser 2007-SA3, Cl 2A1
5.036%, 07/27/2037 (B)	108	90
Residential Mortgage Loan Trust, Ser 2020- 1, Cl A1
2.376%, 02/25/2024 (A)(B)	314	310
RMF Buyout Issuance Trust, Ser 2020-1, Cl A
2.158%, 02/25/2030 (A)(B)	465	464
Sequoia Mortgage Trust, Ser 2004-12, Cl A1
0.711%, VAR ICE LIBOR USD 1 Month+0.540%, 01/20/2035	13	11
Sequoia Mortgage Trust, Ser 2017-CH2, Cl A10
4.000%, 12/25/2047 (A)(B)	602	609
Sequoia Mortgage Trust, Ser 2018-CH3, Cl A11
4.000%, 08/25/2048 (A)(B)	84	85
Sequoia Mortgage Trust, Ser 2018-CH3, Cl A1
4.500%, 08/25/2048 (A)(B)	354	368
SG Residential Mortgage Trust, Ser 2018-1, Cl A1
3.425%, 04/27/2048 (A)(B)	174	172

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Spruce Hill Mortgage Loan Trust, Ser 2019- SH1, Cl A1
3.395%, 04/29/2049 (A)(B)	$310	$311
Starwood Mortgage Residential Trust, Ser 2020-1, Cl A1
2.275%, 02/25/2050 (A)(B)	610	610
Verus Securitization Trust, Ser 2018-2, Cl A1
3.677%, 06/01/2058 (A)(B)	396	401
Verus Securitization Trust, Ser 2019-2, Cl A1
3.211%, 05/25/2059 (A)(B)	390	392
Verus Securitization Trust, Ser 2020-1, Cl A1
2.417%, 01/25/2060 (A)(B)	285	286
WaMu Mortgage Pass-Through Certificates, Ser 2006-AR2, Cl 1A1
3.693%, 03/25/2036 (B)	145	131
Wells Fargo Commercial Mortgage Trust, Ser 2012-LC5, Cl AS
3.539%, 10/15/2045	620	638
Wells Fargo Commercial Mortgage Trust, Ser NXS2, Cl A2
3.020%, 07/15/2058	738	746
Wells Fargo Commercial Mortgage Trust, Ser RC1, Cl A2
3.118%, 01/15/2060	855	873
Wells Fargo Mortgage Backed Securities Trust, Ser 2019-2, Cl A3
4.000%, 04/25/2049 (A)(B)	146	147
WFRBS Commercial Mortgage Trust, Ser 2013-UBS1, Cl A2
2.927%, 03/15/2046	9	9
WinWater Mortgage Loan Trust, Ser 2015-5, Cl A5
3.500%, 08/20/2045 (A)(B)	1,083	1,090

		44,903

Total Mortgage-Backed Securities (Cost $82,617) ($ Thousands)		82,512

U.S. TREASURY OBLIGATIONS — 8.4%
U.S. Treasury Bills
0.180%, 02/25/2021 (D)	8,500	8,489
0.170%, 11/03/2020 (D)	4,619	4,615
0.169%, 05/20/2021 (D)	8,550	8,534
0.165%, 04/22/2021 (D)	2,995	2,990
0.160%, 11/27/2020 (D)	10,000	9,992
U.S. Treasury Notes
1.750%, 09/30/2022	6,580	6,821
1.250%, 10/31/2021	7,020	7,125

Total U.S. Treasury Obligations (Cost $48,290) ($ Thousands)		48,566

274	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS — 3.1%

California — 0.6%
Bay Area, Toll Authority, RB
2.075%, 04/01/2021	$2,440	$2,454
California State, GO
Callable 10/01/2021 @ 100 1.110%, 04/01/2047 (C)	1,150	1,148

		3,602

Colorado — 0.4%
Colorado State, Housing and Finance Authority, RB
Callable 05/29/2020 @ 100 0.250%, 10/01/2051 (C)	2,280	2,280

New Jersey — 0.3%
Atlantic County, Improvement Authority, RB
3.250%, 06/17/2020	890	891
Jersey City, Ser A, GO
1.908%, 09/01/2020	720	721

		1,612

New York — 0.8%
New York City, Transitional Finance Authority, Future Tax Secured Revenue, Sub-Ser, RB
4.325%, 11/01/2021	1,965	2,042
Port Authority of New York & New Jersey, Ser 208, RB
2.667%, 09/15/2021	2,380	2,403

		4,445

North Dakota — 0.1%
North Dakota State, Housing Finance Agency, RB
0.250%, 01/01/2050	800	800

Texas — 0.9%
Central Texas, Turnpike System, Ser B, RB
1.980%, 08/15/2042 (C)	375	375
Dallas, Ser A
1.837%, 11/01/2020	2,530	2,528
Grand Parkway Transportation, Sub-Ser, RB
1.531%, 10/01/2020	2,565	2,566

		5,469

Total Municipal Bonds (Cost $18,177) ($ Thousands)		18,208

COMMERCIAL PAPER — 2.6%
Airbus
1.654%, 11/23/2020 (D)	3,100	3,095

Description	Face Amount (Thousands)	Market Value ($ Thousands)

COMMERCIAL PAPER (continued)
AT&T Inc
1.405%, 08/03/2020 (D)	$4,000	$3,994
Total Capital Canada Ltd
0.552%, 11/23/2020 (D)	4,650	4,636
Verizon Communications Inc
1.857%, 07/06/2020 (D)	3,650	3,648

Total Commercial Paper (Cost $15,347) ($ Thousands)		15,373

U.S. GOVERNMENT AGENCY OBLIGATIONS — 1.3%
FFCB
1.900%, 06/24/2021	2,200	2,237
0.830%, 03/11/2021	1,565	1,565
0.530%, 01/18/2022	3,650	3,667

Total U.S. Government Agency Obligations (Cost $7,449) ($ Thousands)		7,469

SOVEREIGN DEBT — 0.7%

Province of Quebec Canada
2.375%, 01/31/2022	4,232	4,364

Total Sovereign Debt (Cost $4,294) ($ Thousands)		4,364

	Shares

CASH EQUIVALENT — 6.3%
SEI Daily Income Trust, Government Fund, Cl F
0.090%**†	36,670,494	36,670

Total Cash Equivalent (Cost $36,670) ($ Thousands)		36,670

SEI Institutional Investments Trust / Annual Report / May 31, 2020	275

SCHEDULE OF INVESTMENTS

May 31, 2020

Ultra Short Duration Bond Fund (Concluded)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

REPURCHASE AGREEMENT — 4.9%
BNP Paribas
0.070%, dated 05/29/2020, to be repurchased on 06/01/2020, repurchase price $28,200,165 (collateralized by various U.S. Government Agency, 2.342% - 4.500%, 10/01/2043 - 05/01/2050, ranging in par value from $1,040 - $22,376,024; with total market value of $28,764,000) (E)	$28,200	$28,200

Total Repurchase Agreement (Cost $28,200) ($ Thousands)		28,200

Total Investments in Securities — 104.6% (Cost $607,753) ($ Thousands)		$607,639

A list of the open futures contracts held by the Fund at May 31, 2020, is as follows:

Type of Contract	Number of Contracts Long/(Short)	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)

U.S. 10-Year Treasury Note	(38)	Sep-2020	$(5,268)	$(5,284)	$(16)
U.S. 2-Year Treasury Note	154	Oct-2020	34,000	34,010	10
U.S. 5-Year Treasury Note	24	Oct-2020	3,009	3,015	6
U.S. Long Treasury Bond	(1)	Sep-2020	(177)	(178)	(1)

			$31,564	$31,563	$(1)

Percentages are based on Net Assets of $580,962 ($ Thousands).

**	The rate reported is the 7-day effective yield as of May 31, 2020.

†	Investment in Affiliated Security (see Note 6).

(A)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On May 31, 2020, the value of these securities amounted to $203,171 ($ Thousands), representing 35.0% of the Net Assets of the Fund.

(B)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

(C)	Variable or floating rate security, the interest rate of which adjusts periodically based on prevailing interest rates.

(D)	Zero coupon security. The rate shown on the Schedule of Investments is the security’s effective yield at the time of purchase.

(E)	Tri-Party Repurchase Agreement.

ARM — Adjustable Rate Mortgage

Cl — Class

CLO — Collateralized Loan Obligation

CMO — Collateralized Mortgage Obligation

FDIC — Federal Deposit Insurance Corporation

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

FREMF— Freddie Mac Multi-Family

GMAC — General Motors Acceptance Corporation

GNMA — Government National Mortgage Association

GO — General Obligation

ICE— Intercontinental Exchange

LIBOR— London Interbank Offered Rate

LLC — Limited Liability Company

MTN — Medium Term Note

NCUA — National Credit Union Association

RB — Revenue Bond

USD — United States Dollar

VAR — Variable Rate

The following is a list of the level of inputs used as of May 31, 2020, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Corporate Obligations	–	209,653	–	209,653
Asset-Backed Securities	–	156,624	–	156,624
Mortgage-Backed Securities	–	82,512	–	82,512
U.S. Treasury Obligations	–	48,566	–	48,566
Municipal Bonds	–	18,208	–	18,208
Commercial Paper	–	15,373	–	15,373
U.S. Government Agency Obligations	–	7,469	–	7,469
Sovereign Debt	–	4,364	–	4,364
Cash Equivalent	36,670	–	–	36,670
Repurchase Agreement	–	28,200	–	28,200

Total Investments in Securities	36,670	570,969	–	607,639

276	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	16	–	–	16
Unrealized Depreciation	(17)	–	–	(17)

Total Other Financial Instruments	(1)	–	–	(1)

* Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended May 31, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2020 ($ Thousands):

Security Description	Value 5/31/2019	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 5/31/2020	Shares	Income	Capital Gains
SEI Daily Income Trust, Government Fund, Cl F	$2,371	$270,482	$(236,183)	$—	$—	$36,670	36,670,494	$48	$—

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2020	277

SCHEDULE OF INVESTMENTS

May 31, 2020

Emerging Markets Debt Fund

Sector Weightings (Unaudited)†:

†Percentages based on total investments.

	Face Amount		Market Value
Description	(Thousands)		($ Thousands)

GLOBAL BONDS — 95.5%

Albania — 0.0%
Albania Government International Bond
3.500%, 10/09/2025	EUR	579	$651

Angola — 1.0%
Angola Via Avenir II BV MTN
9.713%, VAR ICE LIBOR USD 6 Month+7.500%, 07/01/2023	$	5,416	2,981
Angolan Government International Bond
9.500%, 11/12/2025		3,257	2,183
9.375%, 05/08/2048		8,407	5,019
9.375%, 05/08/2048 (A)		882	527
8.250%, 05/09/2028		4,630	2,858
Angolan Government International Bond MTN
9.125%, 11/26/2049 (A)		3,850	2,302
9.125%, 11/26/2049		1,429	855
8.000%, 11/26/2029 (A)		2,802	1,734
8.000%, 11/26/2029		2,138	1,323
Republic of Angola Via Avenir II BV MTN
6.388%, VAR ICE LIBOR USD 6 Month+4.500%, 12/07/2023		768	538

			20,320

Argentina — 1.5%
Adecoagro
6.000%, 09/21/2027 (A)		1,160	1,044
Argentine Republic Government International Bond
7.820%, 12/31/2033 (B)	EUR	24,824	11,563
7.820%, 12/31/2033 (B)		295	136
7.500%, 04/22/2026 (B)	$	8,456	3,235
7.125%, 06/28/2117 (B)		2,448	860
6.875%, 04/22/2021 (B)		4,316	1,770
6.875%, 01/26/2027 (B)		1,407	507
6.875%, 01/11/2048 (B)		2,983	1,074
6.625%, 07/06/2028 (B)		2,219	788
5.875%, 01/11/2028 (B)		1,342	486
5.625%, 01/26/2022 (B)		2,072	834
5.250%, 01/15/2028 (B)	EUR	200	74
5.000%, 01/15/2027 (B)		603	231

	Face Amount		Market Value
Description	(Thousands)		($ Thousands)

GLOBAL BONDS (continued)
4.625%, 01/11/2023 (B)	$	4,389	$1,756
3.380%, 4.740%, 03/31/2029, 12/31/2038 (B)(C)	EUR	8,612	3,166
3.380%, 4.740%, 03/31/2029, 12/31/2038 (B)(C)		1,468	544
3.375%, 01/15/2023 (B)		990	413
Bonos De La Nacion Argentina En Moneda Dua
4.500%, 09/30/2020 (B)	$	2,162	901
Provincia de Buenos Aires
7.875%, 06/15/2027 (B)		454	163
5.375%, 01/20/2023 (B)	EUR	910	324
Provincia de Cordoba
7.125%, 06/10/2021 (A)(B)	$	709	319
Rio Energy
6.875%, 02/01/2025 (A)(B)		1,522	822
YPF MTN
63.188%, VAR 30-35d Argentina BADLAR Private Banks+4.000%, 07/07/2020 (B)		536	104

			31,114

Armenia — 0.1%
Republic of Armenia International Bond
3.950%, 09/26/2029		1,055	1,049

Azerbaijan — 1.1%
Azerbaijan International Bond
5.125%, 09/01/2029		2,772	2,876
4.750%, 03/18/2024		200	210
Southern Gas Corridor CJSC
6.875%, 03/24/2026 (A)		2,102	2,418
6.875%, 03/24/2026		7,900	9,086
State Oil of the Azerbaijan Republic
6.950%, 03/18/2030		3,691	4,151
State Oil of the Azerbaijan Republic MTN
4.750%, 03/13/2023		2,290	2,377
4.750%, 03/13/2023		1,279	1,328

			22,446

Bahrain — 0.6%
Bahrain Government International Bond
7.375%, 05/14/2030 (A)		1,667	1,767
7.000%, 10/12/2028		1,201	1,254
6.125%, 08/01/2023		849	873
5.625%, 09/30/2031 (A)		2,596	2,444
5.625%, 09/30/2031		400	377
CBB International Sukuk Programme SPC
6.250%, 11/14/2024 (A)		2,222	2,292
Oil and Gas Holding BSCC
8.375%, 11/07/2028		825	861
8.375%, 11/07/2028 (A)		810	846

278	SEI Institutional Investments Trust / Annual Report / May 31, 2020

	Face Amount		Market Value
Description	(Thousands)		($ Thousands)

GLOBAL BONDS (continued)
7.625%, 11/07/2024 (A)		$1,142	$1,181

			11,895

Belarus — 0.1%
Belarus Government International Bond
7.625%, 06/29/2027		385	411
6.875%, 02/28/2023 (A)		694	719
6.200%, 02/28/2030		505	496

			1,626

Belize — 0.0%
Belize Government International Bond
4.938%, –%, 02/20/2038, 02/20/2038 (C)		1,517	576

Benin — 0.1%
Benin Government International Bond
5.750%, 03/26/2026 (A)	EUR	1,840	1,811

Bermuda — 0.2%
Bermuda Government International Bond
4.750%, 02/15/2029		$1,764	1,954
3.717%, 01/25/2027		2,093	2,192

			4,146

Brazil — 4.7%
Brazil Loan Trust 1
5.477%, 07/24/2023 (A)		1,655	1,676
Brazil Minas SPE via State of Minas Gerais
5.333%, 02/15/2028		1,692	1,694
5.333%, 02/15/2028		1,362	1,363
Brazil Notas do Tesouro Nacional, Ser B
6.000%, 05/15/2045	BRL	1,442	1,085
6.000%, 08/15/2050		1,619	1,223
Brazil Notas do Tesouro Nacional, Ser F
10.000%, 01/01/2021		5,149	989
10.000%, 01/01/2023		103,208	21,561
10.000%, 01/01/2025		53,006	11,342
10.000%, 01/01/2027		60,244	13,020
10.000%, 01/01/2029		51,577	11,273
10.000%, 01/01/2031		11,124	2,445
Brazilian Government International Bond
6.000%, 04/07/2026		$499	559
5.000%, 01/27/2045		2,099	1,992
4.750%, 01/14/2050		1,863	1,709
4.625%, 01/13/2028		748	786
4.500%, 05/30/2029		3,678	3,770
Centrais Eletricas Brasileiras
4.625%, 02/04/2030 (A)		232	207
CSN Islands XI
6.750%, 01/28/2028 (A)		800	624
CSN Resources (A)
7.625%, 02/13/2023		767	658
7.625%, 04/17/2026		1,063	874

	Face Amount		Market Value
Description	(Thousands)		($ Thousands)

GLOBAL BONDS (continued)
Gol Finance
7.000%, 01/31/2025 (A)		$1,322	$608
JBS Investments II GmbH
5.750%, 01/15/2028 (A)		644	642
Minerva Luxembourg
6.500%, 09/20/2026 (A)		1,291	1,299
MV24 Capital BV
6.748%, 06/01/2034 (A)		458	425
Petrobras Global Finance BV
6.900%, 03/19/2049		3,160	3,139
6.750%, 06/03/2050		1,947	1,904
5.999%, 01/27/2028		382	385
5.750%, 02/01/2029		736	739
5.600%, 01/03/2031		3,830	3,787
5.093%, 01/15/2030		309	295
Rumo Luxembourg Sarl
7.375%, 02/09/2024		1,227	1,292
7.375%, 02/09/2024 (A)		605	637
Suzano Austria GmbH (A)
7.000%, 03/16/2047		572	621
6.000%, 01/15/2029		1,006	1,060
5.000%, 01/15/2030		687	675
Votorantim Cimentos International
7.250%, 04/05/2041		876	970

			97,328

Cameroon — 0.0%
Cameroon International Bond
9.500%, 11/19/2025 (A)		541	523

Canada — 0.0%
First Quantum Minerals
7.500%, 04/01/2025 (A)		540	490

Cayman Islands — 0.3%
Bioceanico Sovereign Certificate Ltd
2.505%, 06/05/2034 (D)		3,056	2,078
Neon Capital MTN
1.998%, 01/06/2028 (E)	JPY	457,784	3,187

			5,265

Chile — 1.8%
Banco de Credito e Inversiones
3.500%, 10/12/2027 (A)		$1,691	1,741
Banco del Estado de Chile
2.704%, 01/09/2025 (A)		368	372
Bonos de la Tesoreria de la Republica en pesos
6.000%, 01/01/2043	CLP	2,240,000	4,251
4.700%, 09/01/2030 (A)		1,085,000	1,649
Cencosud
4.375%, 07/17/2027 (A)		$2,283	2,276

SEI Institutional Investments Trust / Annual Report / May 31, 2020	279

SCHEDULE OF INVESTMENTS

May 31, 2020

Emerging Markets Debt Fund (Continued)

	Face Amount		Market Value
Description	(Thousands)		($ Thousands)

GLOBAL BONDS (continued)
Chile Government International Bond
3.860%, 06/21/2047		$3,032	$3,447
3.500%, 01/25/2050		2,732	2,923
2.550%, 01/27/2032		2,760	2,815
2.450%, 01/31/2031		5,130	5,220
Empresa de Transporte de Pasajeros Metro
3.650%, 05/07/2030 (A)		217	231
Empresa Nacional del Petroleo
3.750%, 08/05/2026		559	569
Nacional del Cobre de Chile
5.625%, 10/18/2043		629	805
4.500%, 09/16/2025 (A)		3,379	3,755
4.375%, 02/05/2049 (A)		2,159	2,402
3.750%, 01/15/2031 (A)		234	254
3.625%, 08/01/2027		500	531
3.625%, 08/01/2027 (A)		488	518
3.150%, 01/14/2030 (A)		1,222	1,260
3.000%, 09/30/2029 (A)		2,302	2,371

			37,390

China — 1.8%
Alibaba Group Holding Ltd
4.200%, 12/06/2047		456	547
Charming Light Investments Ltd MTN
4.375%, 12/21/2027		1,500	1,674
China Government Bond
3.130%, 11/21/2029	CNY	8,560	1,243
3.120%, 12/05/2026		12,100	1,743
2.940%, 10/17/2024		13,820	1,993
China Government International Bond
3.250%, 10/19/2023		$3,122	3,363
1.990%, 04/09/2025	CNY	47,730	6,614
1.875%, 12/03/2022		$979	1,006
China Minmetals Corp
4.450%, VAR US Treas Yield Curve Rate T Note Const Mat 3 Yr+6.070%, 11/13/2168		940	945
3.750%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+4.717%, 05/13/2169		3,389	3,372
Chinalco Capital Holdings Ltd
4.250%, 04/21/2022		900	903
4.100%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+5.788%, 03/11/2169		307	301
CNAC HK Finbridge Co Ltd
5.125%, 03/14/2028		900	1,008
4.625%, 03/14/2023		2	2
3.375%, 06/19/2024		230	235
Dianjian Haiyu Ltd
4.300%, 12/20/2168		205	207
Dianjian International Finance Ltd
4.600%, 07/19/2168 (E)		448	456

	Face Amount		Market Value
Description	(Thousands)		($ Thousands)

GLOBAL BONDS (continued)
ENN Clean Energy International Investment
7.500%, 02/27/2021		$550	$550
Huarong Finance 2017 Co Ltd
4.500%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+7.773%, 07/24/2168		2,161	2,177
Leader Goal International MTN
4.250%, 07/19/2168 (E)		263	266
Minmetals Bounteous Finance BVI
3.375%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+5.209%, 09/03/2168		1,080	1,063
Sinopec Group Overseas Development 2018
2.700%, 05/13/2030 (A)		2,346	2,408
2.500%, 08/08/2024		4,443	4,562
Tencent Holdings MTN
3.240%, 06/03/2050 (A)		620	615
Wanda Properties International
7.250%, 01/29/2024		608	554

			37,807

Colombia — 5.3%
Colombia Government International Bond
9.850%, 06/28/2027	COP	7,914,000	2,655
9.850%, 06/28/2027		994,000	333
8.125%, 05/21/2024		$821	982
7.750%, 04/14/2021	COP	3,729,000	1,030
7.375%, 09/18/2037		$734	1,004
6.125%, 01/18/2041		2,470	3,087
5.625%, 02/26/2044		3,055	3,692
5.200%, 05/15/2049		206	242
5.000%, 06/15/2045		3,565	4,043
4.375%, 03/21/2023	COP	4,586,000	1,217
4.000%, 02/26/2024		$1,285	1,348
3.000%, 01/30/2030		7,093	7,093
Colombian TES
10.000%, 07/24/2024	COP	29,635,200	9,790
7.750%, 09/18/2030		19,555,800	5,912
7.500%, 08/26/2026		48,251,600	14,763
7.250%, 10/18/2034		15,738,100	4,546
7.000%, 05/04/2022		3,313,100	951
7.000%, 06/30/2032		19,592,000	5,592
6.250%, 11/26/2025		33,882,200	9,878
6.000%, 04/28/2028		61,021,400	16,940
5.750%, 11/03/2027		6,475,100	1,775
4.750%, 04/04/2035		1,645,600	1,445
Ecopetrol
6.875%, 04/29/2030		$2,966	3,386
5.875%, 09/18/2023		810	877
5.875%, 05/28/2045		950	988
Emgesa ESP
8.750%, 01/25/2021	COP	940,000	257

280	SEI Institutional Investments Trust / Annual Report / May 31, 2020

	Face Amount		Market Value
Description	(Thousands)		($ Thousands)

GLOBAL BONDS (continued)
Empresas Publicas de Medellin ESP (A)
8.375%, 11/08/2027	COP	4,600,000	$1,287
7.625%, 09/10/2024		2,224,000	617
7.625%, 09/10/2024		1,827,000	507
Financiera de Desarrollo Territorial Findeter
7.875%, 08/12/2024 (A)		1,408,000	401
7.875%, 08/12/2024		1,095,000	312
Geopark Ltd
6.500%, 09/21/2024 (A)		$729	683
Grupo Aval
4.375%, 02/04/2030 (A)		1,083	985
Millicom International Cellular
6.250%, 03/25/2029 (A)		597	619

			109,237

Costa Rica — 0.6%
Costa Rica Government International Bond
7.158%, 03/12/2045		2,538	1,992
7.158%, 03/12/2045 (A)		1,875	1,472
7.158%, 03/12/2045		653	513
7.000%, 04/04/2044		1,860	1,451
7.000%, 04/04/2044		780	608
6.125%, 02/19/2031		3,851	3,139
5.625%, 04/30/2043 (A)		1,237	872
4.250%, 01/26/2023		1,883	1,666
Instituto Costarricense de Electricidad
6.375%, 05/15/2043		290	190

			11,903

Croatia — 0.1%
Croatia Government International Bond
6.625%, 07/14/2020		743	747
6.375%, 03/24/2021		320	331
2.750%, 01/27/2030	EUR	1,038	1,281

			2,359

Czech Republic — 1.8%
Czech Republic Government Bond
4.200%, 12/04/2036	CZK	27,430	1,679
2.750%, 07/23/2029		196,500	9,536
2.500%, 08/25/2028		61,450	2,890
2.400%, 09/17/2025		191,620	8,668
2.000%, 10/13/2033		49,830	2,343
1.250%, 02/14/2025		63,250	2,697
1.200%, 03/13/2031		47,520	2,029
1.000%, 06/26/2026		13,140	553
0.950%, 05/15/2030		137,340	5,771

			36,166

Dominican Republic — 1.3%
Dominican Republic Government Bond
11.250%, 02/05/2027	DOP	20,700	349
Dominican Republic International Bond
8.900%, 02/15/2023 (A)		61,250	938

	Face Amount		Market Value
Description	(Thousands)		($ Thousands)

GLOBAL BONDS (continued)
7.450%, 04/30/2044 (A)		$1,087	$1,069
7.450%, 04/30/2044		1,063	1,045
6.850%, 01/27/2045		3,863	3,612
6.850%, 01/27/2045 (A)		352	329
6.500%, 02/15/2048		6,158	5,542
6.400%, 06/05/2049		3,911	3,520
6.000%, 07/19/2028		939	904
5.875%, 01/30/2060		2,787	2,355
5.875%, 01/30/2060 (A)		2,723	2,301
5.500%, 01/27/2025		720	718
4.500%, 01/30/2030 (A)		4,810	4,185

			26,867

Ecuador — 0.9%
Ecuador Government International Bond
10.750%, 03/28/2022 (B)		5,214	2,333
10.750%, 01/31/2029 (A)(B)		7,001	2,538
10.650%, 01/31/2029 (B)		2,268	822
10.650%, 01/31/2029 (A)(B)		1,318	478
9.650%, 12/13/2026 (A)(B)		1,192	447
9.650%, 12/13/2026 (B)		800	300
9.625%, 06/02/2027 (B)		1,148	422
9.625%, 06/02/2027 (A)(B)		900	331
9.500%, 03/27/2030 (B)		6,755	2,541
9.500%, 03/27/2030 (A)(B)		1,766	664
8.875%, 10/23/2027 (A)(B)		2,424	888
8.875%, 10/23/2027 (B)		8,444	3,093
7.950%, 06/20/2024 (B)		1,417	595
7.875%, 03/27/2025 (B)		693	267
7.775%, 01/23/2028 (B)		4,981	1,743
7.775%, 01/23/2028 (A)(B)		1,997	699
Ecuador Social Bond Sarl
2.893%, 01/30/2035 (A)(D)		2,287	877

			19,038

Egypt — 2.3%
Egypt Government Bond
18.000%, 11/06/2028	EGP	44,214	3,361
17.700%, 08/07/2025		42,975	3,063
16.300%, 04/09/2024		21,507	1,436
16.100%, 05/07/2029		21,345	1,498
Egypt Government International Bond
8.875%, 05/29/2050 (A)		$3,421	3,370
8.700%, 03/01/2049		820	799
8.700%, 03/01/2049 (A)		724	706
7.903%, 02/21/2048		825	760
7.903%, 02/21/2048 (A)		331	305
7.625%, 05/29/2032 (A)		7,907	7,750
7.625%, 05/29/2032		619	607
6.588%, 02/21/2028 (A)		1,135	1,101
5.750%, 05/29/2024 (A)		200	200
Egypt Government International Bond MTN
8.500%, 01/31/2047		5,792	5,615

SEI Institutional Investments Trust / Annual Report / May 31, 2020	281

SCHEDULE OF INVESTMENTS

May 31, 2020

Emerging Markets Debt Fund (Continued)

	Face Amount		Market Value
Description	(Thousands)		($ Thousands)

GLOBAL BONDS (continued)
8.150%, 11/20/2059		$378	$347
7.053%, 01/15/2032		4,506	4,258
6.375%, 04/11/2031 (A)	EUR	1,948	1,957
6.375%, 04/11/2031		1,746	1,754
6.125%, 01/31/2022 (A)		$1,290	1,307
5.625%, 04/16/2030 (A)	EUR	1,850	1,816
5.625%, 04/16/2030		4,712	4,626
4.750%, 04/11/2025		633	669
4.750%, 04/16/2026		900	941

			48,246

El Salvador — 0.5%
El Salvador Government International Bond
8.250%, 04/10/2032 (A)		$1,157	972
7.750%, 01/24/2023		3,531	3,178
7.650%, 06/15/2035		484	393
7.625%, 02/01/2041		885	706
7.125%, 01/20/2050		328	251
5.875%, 01/30/2025		1,909	1,599
Republic of El Salvador
8.625%, 02/28/2029		1,073	925
8.250%, 04/10/2032		3,166	2,659

			10,683

Ethiopia — 0.0%
Federal Democratic Republic of Ethiopia
6.625%, 12/11/2024 (A)		712	661

Gabon — 0.3%
Gabon Government International Bond
6.950%, 06/16/2025 (A)		4,295	3,786
6.950%, 06/16/2025		212	187
6.625%, 02/06/2031		809	675
6.625%, 02/06/2031 (A)		594	496

			5,144

Ghana — 1.4%
Ghana Government Bonds
24.750%, 07/19/2021	GHS	–	–
19.750%, 03/25/2024		7,745	1,350
19.000%, 11/02/2026		16,120	2,618
Ghana Government International Bond
10.750%, 10/14/2030		$6,748	7,558
10.750%, 10/14/2030 (A)		68	76
8.950%, 03/26/2051 (A)		3,013	2,614
8.750%, 03/11/2061 (A)		652	564
8.750%, 03/11/2061		309	267
8.627%, 06/16/2049 (A)		731	632
8.125%, 03/26/2032 (A)		951	833
7.875%, 03/26/2027		1,781	1,666
7.875%, 03/26/2027 (A)		737	690
7.875%, 02/11/2035 (A)		2,663	2,283
7.875%, 02/11/2035		1,363	1,169
7.625%, 05/16/2029		2,000	1,775

	Face Amount		Market Value
Description	(Thousands)		($ Thousands)

GLOBAL BONDS (continued)
7.625%, 05/16/2029 (A)		$897	$796
6.375%, 02/11/2027 (A)		3,610	3,222
Kosmos Energy
7.125%, 04/04/2026 (A)		257	206
Tullow Oil
7.000%, 03/01/2025 (A)		1,075	605

			28,924

Guatemala — 0.1%
Comunicaciones Celulares Via Comcel Trust
6.875%, 02/06/2024 (A)		770	782
Guatemala Government Bond
6.125%, 06/01/2050		204	228
4.900%, 06/01/2030		1,874	1,972

			2,982

Honduras — 0.0%
Honduras Government International Bond
6.250%, 01/19/2027		479	504

Hong Kong — 0.1%
NWD
4.125%, 07/18/2029		1,026	989

Hungary — 1.7%
Hungary Government Bond
6.750%, 10/22/2028	HUF	762,430	3,386
5.500%, 06/24/2025		1,431,510	5,493
3.000%, 06/26/2024		286,840	981
3.000%, 10/27/2027		3,171,350	11,090
3.000%, 08/21/2030		360,610	1,277
2.750%, 12/22/2026		1,630,390	5,612
2.500%, 10/24/2024		679,490	2,285
Hungary Government International Bond
6.375%, 03/29/2021		$3,664	3,815
Hungary Treasury Bills
0.000%, 10/21/2020 (D)	HUF	500,000	1,601

			35,540

India — 0.2%
Adani Electricity Mumbai
3.949%, 02/12/2030 (A)		$720	662
Export-Import Bank of India MTN
3.250%, 01/15/2030 (A)		1,630	1,594
Network i2i
5.650%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+4.277%, 04/15/2169 (A)		425	417
Power Finance MTN
3.950%, 04/23/2030 (A)		786	736
Vedanta Resources
8.250%, 06/07/2021		1,220	851

			4,260

282	SEI Institutional Investments Trust / Annual Report / May 31, 2020

	Face Amount		Market Value
Description	(Thousands)		($ Thousands)

GLOBAL BONDS (continued)
Indonesia — 7.1%
Indonesia Asahan Aluminium Persero
6.757%, 11/15/2048		$345	$403
6.757%, 11/15/2048 (A)		322	376
6.530%, 11/15/2028 (A)		593	664
5.800%, 05/15/2050 (A)		1,663	1,783
5.710%, 11/15/2023 (A)		866	916
5.450%, 05/15/2030 (A)		1,158	1,238
4.750%, 05/15/2025 (A)		2,210	2,298
Indonesia Government International Bond
8.500%, 10/12/2035		3,353	5,146
8.500%, 10/12/2035		400	614
7.750%, 01/17/2038		3,240	4,805
5.250%, 01/08/2047 (A)		240	296
4.350%, 01/08/2027		1,210	1,337
4.100%, 04/24/2028		610	672
3.500%, 01/11/2028		1,942	2,053
2.850%, 02/14/2030		595	607
1.400%, 10/30/2031	EUR	550	554
0.900%, 02/14/2027		585	603
Indonesia Government International Bond MTN
5.250%, 01/17/2042		$3,665	4,446
5.125%, 01/15/2045		280	338
4.625%, 04/15/2043		2,683	3,040
4.125%, 01/15/2025		2,537	2,738
Indonesia Treasury Bond
9.000%, 03/15/2029	IDR	89,762,000	6,715
8.750%, 05/15/2031		86,685,000	6,358
8.375%, 03/15/2024		105,878,000	7,626
8.375%, 09/15/2026		23,567,000	1,722
8.375%, 03/15/2034		113,708,000	8,041
8.375%, 04/15/2039		124,136,000	8,768
8.250%, 05/15/2029		149,620,000	10,794
8.250%, 06/15/2032		19,060,000	1,344
8.250%, 05/15/2036		117,376,000	8,227
8.125%, 05/15/2024		132,575,000	9,482
7.500%, 08/15/2032		45,947,000	3,053
7.500%, 06/15/2035		27,972,000	1,861
7.500%, 05/15/2038		80,596,000	5,294
7.500%, 04/15/2040		10,473,000	695
7.000%, 05/15/2022		36,771,000	2,557
7.000%, 05/15/2027		77,421,000	5,244
7.000%, 09/15/2030		65,354,000	4,357
6.625%, 05/15/2033		36,763,000	2,254
6.500%, 06/15/2025		62,793,000	4,231
6.125%, 05/15/2028		17,415,000	1,105
JPMorgan Chase Bank MTN (A)
8.375%, 04/19/2039		1,563,000	113
7.500%, 06/15/2035		28,592,000	1,902
Medco Bell Pte
6.375%, 01/30/2027 (A)		$626	494

	Face Amount		Market Value
Description	(Thousands)		($ Thousands)

GLOBAL BONDS (continued)
Minejesa Capital BV
5.625%, 08/10/2037 (A)		$138	$139
Pertamina Persero MTN
6.450%, 05/30/2044		1,071	1,306
4.700%, 07/30/2049 (A)		327	338
3.650%, 07/30/2029 (A)		1,375	1,406
Perusahaan Listrik Negara
1.875%, 11/05/2031 (A)	EUR	943	916
Perusahaan Listrik Negara MTN
6.150%, 05/21/2048 (A)		$1,015	1,197
6.150%, 05/21/2048		350	413
4.375%, 02/05/2050 (A)		355	348
Perusahaan Penerbit SBSN Indonesia III
4.325%, 05/28/2025		3,433	3,708

			146,935

Iraq — 0.0%
Iraq Government International Bond
5.800%, 01/15/2028		1,035	932

Israel — 0.6%
Bank Leumi Le-Israel
3.275%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+1.631%, 01/29/2031 (A)		592	560
Israel Government International Bond
4.500%, 04/03/2120		2,850	3,465
3.875%, 07/03/2050		5,627	6,433
2.750%, 07/03/2030		1,603	1,737

			12,195

Ivory Coast — 0.9%
Ivory Coast Government International Bond
6.875%, 10/17/2040	EUR	3,119	3,150
6.625%, 03/22/2048		2,113	2,058
6.625%, 03/22/2048		333	324
6.125%, 06/15/2033		$849	798
6.125%, 06/15/2033 (A)		576	541
5.875%, 10/17/2031	EUR	2,558	2,582
5.875%, 10/17/2031 (A)		4,412	4,453
5.750%, 12/31/2032		$2,430	2,290
5.750%, 12/31/2032		164	154
5.250%, 03/22/2030	EUR	947	945
5.125%, 06/15/2025		687	730

			18,025

Jamaica — 0.2%
Jamaica Government International Bond
7.875%, 07/28/2045		$3,001	3,316

Jordan — 0.1%
Jordan Government International Bond
7.375%, 10/10/2047 (A)		1,497	1,381

SEI Institutional Investments Trust / Annual Report / May 31, 2020	283

SCHEDULE OF INVESTMENTS

May 31, 2020

Emerging Markets Debt Fund (Continued)

	Face Amount	Market Value
Description	(Thousands)	($ Thousands)

GLOBAL BONDS (continued)
7.375%, 10/10/2047	$267	$246

		1,627

Kazakhstan — 1.5%
Development Bank of Kazakhstan
4.125%, 12/10/2022	880	890
Kazakhstan Government International Bond
4.875%, 10/14/2044	1,273	1,590
Kazakhstan Government International Bond MTN
6.500%, 07/21/2045	480	695
KazMunayGas National JSC
6.375%, 10/24/2048 (A)	2,115	2,549
5.750%, 04/19/2047 (A)	5,257	5,917
5.375%, 04/24/2030 (A)	2,105	2,352
5.375%, 04/24/2030	1,605	1,793
5.375%, 04/24/2030	3,414	3,814
4.750%, 04/24/2025 (A)	2,299	2,424
3.875%, 04/19/2022	3,806	3,855
KazTransGas JSC
4.375%, 09/26/2027 (A)	4,370	4,401
4.375%, 09/26/2027	200	201

		30,481

Kenya — 0.5%
Kenya Government International Bond
8.250%, 02/28/2048	2,501	2,337
8.250%, 02/28/2048 (A)	982	918
8.000%, 05/22/2032	3,138	2,971
7.250%, 02/28/2028	759	719
7.000%, 05/22/2027	1,300	1,238
7.000%, 05/22/2027 (A)	910	867
6.875%, 06/24/2024	650	625
6.875%, 06/24/2024 (A)	569	547

		10,222

Kuwait — 0.1%
Kuwait International Government Bond
3.500%, 03/20/2027	894	986
2.750%, 03/20/2022	646	662
Meglobal Canada ULC MTN
5.875%, 05/18/2030	250	265
NBK Tier 1 Financing 2
4.500%, VAR USD Swap Semi 30/360 6 Yr Curr+2.832%, 05/27/2169 (A)	693	633

		2,546

Lebanon — 0.2%
Lebanon Government International Bond
8.250%, 05/17/2034 (B)	6,312	1,010
8.200%, 05/17/2033 (B)	3,557	569
6.750%, 11/29/2027 (B)	1,500	247
6.650%, 04/22/2024 (B)	2,000	330
6.000%, 01/27/2023 (B)	738	122

	Face Amount		Market Value
Description	(Thousands)		($ Thousands)

GLOBAL BONDS (continued)
Lebanon Government International Bond MTN
8.250%, 04/12/2021 (B)		$1,415	$240
7.000%, 03/20/2028 (B)		3,204	513
6.850%, 05/25/2029 (B)		522	83
6.600%, 11/27/2026 (B)		2,890	477
6.400%, 05/26/2023 (B)		1,000	165
6.100%, 10/04/2022 (B)		2,697	445
6.100%, 10/04/2022 (B)		1,143	189

			4,390

Malaysia — 5.3%
1MDB Energy
5.990%, 05/11/2022		3,000	3,045
1MDB Global Investments
4.400%, 03/09/2023		2,500	2,325
1MDB Global Investments Ltd
4.400%, 03/09/2023		10,100	9,394
Malaysia Government Bond
5.248%, 09/15/2028	MYR	1,050	284
4.935%, 09/30/2043		2,000	546
4.921%, 07/06/2048		3,873	1,060
4.893%, 06/08/2038		1,500	414
4.736%, 03/15/2046		1,052	275
4.392%, 04/15/2026		5,125	1,290
4.232%, 06/30/2031		2,000	510
4.181%, 07/15/2024		22	5
4.160%, 07/15/2021		3,713	874
4.059%, 09/30/2024		17,428	4,270
4.048%, 09/30/2021		900	212
3.955%, 09/15/2025		46,811	11,544
3.906%, 07/15/2026		22,578	5,556
3.899%, 11/16/2027		3,000	745
3.889%, 07/31/2020		700	161
3.885%, 08/15/2029		34,855	8,712
3.828%, 07/05/2034		250	62
3.800%, 08/17/2023		42,002	10,091
3.795%, 09/30/2022		4,800	1,143
3.757%, 04/20/2023		24,445	5,845
3.757%, 05/22/2040		1,100	265
3.733%, 06/15/2028		17,936	4,382
3.659%, 10/15/2020		36,980	8,556
3.620%, 11/30/2021		27,306	6,422
3.502%, 05/31/2027		4,550	1,105
3.480%, 03/15/2023		854	203
3.478%, 06/14/2024		7,635	1,827
3.418%, 08/15/2022		13,665	3,223
Malaysia Government Investment Issue
4.369%, 10/31/2028		2,000	511
4.070%, 09/30/2026		14,000	3,483
Malaysia Sukuk Global
3.179%, 04/27/2026		$2,803	3,010

284	SEI Institutional Investments Trust / Annual Report / May 31, 2020

	Face Amount		Market Value
Description	(Thousands)		($ Thousands)

GLOBAL BONDS (continued)
Petronas Capital MTN
4.550%, 04/21/2050 (A)		$778	$940
4.500%, 03/18/2045		850	1,011
3.500%, 04/21/2030 (A)		4,910	5,380

			108,681

Mexico — 8.8%
America Movil
7.125%, 12/09/2024	MXN	23,310	1,079
Axtel
6.375%, 11/14/2024 (A)		$704	707
Banco Mercantil del Norte (A)
7.500%, VAR US Treas Yield Curve Rate T Note Const Mat 10 Yr+5.470%, 09/27/2168		623	597
6.750%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+4.967%, 09/27/2168		798	754
Banco Nacional de Comercio Exterior SNC
3.800%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+3.000%, 08/11/2026 (A)		1,794	1,731
3.800%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+3.000%, 08/11/2026		176	170
Banco Santander Mexico Institucion de Banca Multiple Grupo Financiero Santand
5.375%, 04/17/2025 (A)		563	604
Cemex
5.450%, 11/19/2029 (A)		1,000	934
Cometa Energia
6.375%, 04/24/2035 (A)		756	747
Comision Federal de Electricidad
7.350%, 11/25/2025	MXN	52,305	2,224
5.750%, 02/14/2042 (A)		$570	596
4.750%, 02/23/2027 (A)		684	715
Industrias Penoles
5.650%, 09/12/2049 (A)		491	511
Mexican Bonos
10.000%, 12/05/2024	MXN	336,242	17,957
8.500%, 05/31/2029		95,416	4,996
8.500%, 11/18/2038		83,666	4,402
8.000%, 11/07/2047		88,721	4,424
7.750%, 05/29/2031		133,022	6,644
7.750%, 11/23/2034		47,105	2,351
7.750%, 11/13/2042		112,118	5,427
7.500%, 06/03/2027		398,089	19,609
6.500%, 06/09/2022		186,400	8,642
5.750%, 03/05/2026		75,293	3,418
5.750%, 03/05/2026		6,037	274
Mexican Bonos, Ser M20
8.000%, 12/07/2023		132,620	6,509

	Face Amount		Market Value
Description	(Thousands)		($ Thousands)

GLOBAL BONDS (continued)
Mexican Udibonos
4.000%, 11/15/2040	MXN	50,288	$2,551
4.000%, 11/03/2050		53,494	2,782
Mexico City Airport Trust
5.500%, 07/31/2047 (A)		$1,068	911
Mexico Government International Bond
5.000%, 04/27/2051		741	796
4.750%, 04/27/2032		12,431	13,457
4.500%, 04/22/2029		4,370	4,724
Mexico Government International Bond MTN
6.050%, 01/11/2040		1,188	1,441
5.750%, 10/12/2110		2,660	2,879
Minera Mexico
4.500%, 01/26/2050 (A)		870	835
Petroleos Mexicanos
9.500%, 09/15/2027		215	210
7.690%, 01/23/2050 (A)		10,096	8,333
7.470%, 11/12/2026	MXN	260,354	9,097
7.190%, 09/12/2024		150,856	5,734
6.950%, 01/28/2060 (A)		$4,469	3,448
6.840%, 01/23/2030		4,598	3,938
6.840%, 01/23/2030 (A)		3,652	3,128
6.625%, 06/15/2035		7,384	5,914
6.500%, 01/23/2029		2,349	2,009
6.500%, 01/23/2029 (A)		1,111	950
6.490%, 01/23/2027 (A)		515	453
5.950%, 01/28/2031		2,540	2,041
5.950%, 01/28/2031 (A)		3,762	3,022
5.625%, 01/23/2046		577	409
5.350%, 02/12/2028 (A)		1,626	1,325
4.500%, 01/23/2026		6,043	5,138
Petroleos Mexicanos MTN
6.750%, 09/21/2047		440	337
6.750%, 09/21/2047		238	182

			182,066

Mongolia — 0.4%
Development Bank of Mongolia LLC
7.250%, 10/23/2023 (A)		1,149	1,034
Mongolia Government International Bond
5.625%, 05/01/2023		3,124	2,952
Mongolia Government International Bond MTN
8.750%, 03/09/2024		2,696	2,703
5.125%, 12/05/2022		680	643

			7,332

Morocco — 0.0%
Morocco Government International Bond
1.500%, 11/27/2031	EUR	842	818

SEI Institutional Investments Trust / Annual Report / May 31, 2020	285

SCHEDULE OF INVESTMENTS

May 31, 2020

Emerging Markets Debt Fund (Continued)

	Face Amount	Market Value
Description	(Thousands)	($ Thousands)

GLOBAL BONDS (continued)

Mozambique — 0.2%
Mozambique International Bond
5.000%, 09/15/2031 (A)	$4,200	$3,361

Namibia — 0.0%
Namibia International Bond
5.250%, 10/29/2025	500	488

Nigeria — 1.0%
IHS Netherlands Holdco BV
8.000%, 09/18/2027 (A)	676	654
Nigeria Government International Bond
9.248%, 01/21/2049	1,374	1,258
8.747%, 01/21/2031 (A)	1,214	1,139
8.747%, 01/21/2031	3,542	3,322
7.875%, 02/16/2032	2,352	2,076
7.875%, 02/16/2032 (A)	1,083	956
7.696%, 02/23/2038	3,388	2,871
7.696%, 02/23/2038 (A)	852	722
7.143%, 02/23/2030 (A)	2,027	1,772
7.143%, 02/23/2030	1,065	931
Nigeria Government International Bond MTN
7.625%, 11/28/2047 (A)	895	738
6.500%, 11/28/2027 (A)	4,744	4,199
6.500%, 11/28/2027	470	416

		21,054

Oman — 0.7%
Oman Government International Bond
6.750%, 01/17/2048	9,813	7,387
6.750%, 01/17/2048 (A)	814	613
6.500%, 03/08/2047	1,345	1,011
5.625%, 01/17/2028 (A)	2,153	1,793
4.750%, 06/15/2026	1,402	1,160
3.625%, 06/15/2021	1,296	1,261
Oman Government International Bond MTN
4.875%, 02/01/2025 (A)	1,701	1,495

		14,720

Pakistan — 0.2%
Pakistan Government International Bond
8.250%, 09/30/2025 (A)	335	329
7.875%, 03/31/2036	285	262
6.875%, 12/05/2027 (A)	4,277	3,978
6.875%, 12/05/2027	270	251

		4,820

Panama — 0.9%
Aeropuerto Internacional de Tocumen
6.000%, 11/18/2048 (A)	942	972
5.625%, 05/18/2036	1,481	1,514
Cable Onda
4.500%, 01/30/2030 (A)	227	223

	Face Amount		Market Value
Description	(Thousands)		($ Thousands)

GLOBAL BONDS (continued)
Empresa de Transmision Electrica
5.125%, 05/02/2049 (A)		$873	$964
Panama Government International Bond
9.375%, 04/01/2029		1,120	1,638
8.125%, 04/28/2034		699	1,001
4.500%, 04/01/2056		7,582	8,939
4.000%, 09/22/2024		1,800	1,938
3.750%, 03/16/2025		820	879
3.160%, 01/23/2030		738	775

			18,843

Papua New Guinea — 0.2%
Papua New Guinea Government International Bond
8.375%, 10/04/2028 (A)		3,343	2,942
8.375%, 10/04/2028		1,930	1,698

			4,640

Paraguay — 0.2%
Paraguay Government International Bond
6.100%, 08/11/2044		1,150	1,344
5.400%, 03/30/2050		734	810
4.950%, 04/28/2031		1,286	1,382

			3,536

Peru — 3.6%
ABY Transmission Sur
6.875%, 04/30/2043 (A)		319	402
Fondo MIVIVIENDA
7.000%, 02/14/2024 (A)	PEN	5,422	1,742
Inkia Energy
5.875%, 11/09/2027 (A)		$487	472
Kallpa Generacion SA
4.125%, 08/16/2027 (A)		875	860
Lima Metro Line 2 Finance
4.350%, 04/05/2036		349	365
Nexa Resources
5.375%, 05/04/2027 (A)		4,041	3,869
Peru Government Bond
8.200%, 08/12/2026	PEN	2,543	957
6.900%, 08/12/2037		4,088	1,455
6.150%, 08/12/2032 (A)		21,502	7,251
5.940%, 02/12/2029 (A)		5,691	1,907
5.350%, 08/12/2040 (A)		959	287
Peruvian Government International Bond
8.200%, 08/12/2026		6,280	2,364
8.200%, 08/12/2026		10,117	3,808
6.950%, 08/12/2031		49,734	17,811
6.950%, 08/12/2031		724	259
6.900%, 08/12/2037		9,203	3,275
6.850%, 02/12/2042		882	308
6.350%, 08/12/2028		5,599	1,927
5.700%, 08/12/2024 (A)		6,317	2,128
5.400%, 08/12/2034 (A)		6,215	1,949

286	SEI Institutional Investments Trust / Annual Report / May 31, 2020

	Face Amount		Market Value
Description	(Thousands)		($ Thousands)

GLOBAL BONDS (continued)
5.350%, 08/12/2040	PEN	9,743	$2,913
2.844%, 06/20/2030		$4,520	4,780
2.783%, 01/23/2031		1,710	1,801
2.392%, 01/23/2026		1,600	1,654
Petroleos del Peru
5.625%, 06/19/2047		3,233	3,656
5.625%, 06/19/2047 (A)		539	610
4.750%, 06/19/2032 (A)		1,695	1,836
4.750%, 06/19/2032		3,089	3,345

			73,991

Philippines — 0.5%
Philippine Government International Bond
4.000%, 01/15/2021		1,216	1,233
3.900%, 11/26/2022	PHP	52,000	1,021
3.750%, 01/14/2029		$3,988	4,546
2.457%, 05/05/2030		2,380	2,493

			9,293

Poland — 2.4%
Poland Government Bond
5.750%, 04/25/2029	PLN	1,539	535
2.750%, 04/25/2028		24,978	7,023
2.750%, 10/25/2029		23,782	6,793
2.500%, 01/25/2023		19,697	5,206
2.500%, 04/25/2024		10,365	2,789
2.500%, 07/25/2026		43,613	11,940
2.500%, 07/25/2027		22,499	6,201
2.250%, 04/25/2022		13,392	3,473
1.577%, 07/25/2020 (D)		7,630	1,905
Poland Government International Bond
5.000%, 03/23/2022		$4,202	4,500

			50,365

Qatar — 1.3%
Qatar Government International Bond
5.103%, 04/23/2048		1,483	1,933
5.103%, 04/23/2048 (A)		1,287	1,678
4.817%, 03/14/2049 (A)		1,067	1,341
4.817%, 03/14/2049		6,630	8,332
4.000%, 03/14/2029 (A)		2,588	2,918
4.000%, 03/14/2029		2,901	3,271
3.750%, 04/16/2030 (A)		6,497	7,228
3.750%, 04/16/2030		595	662

			27,363

Romania — 1.7%
Government of Romania
5.850%, 04/26/2023	RON	11,220	2,740
Government of Romania MTN
6.125%, 01/22/2044		$450	563
Romania Government Bond
5.800%, 07/26/2027	RON	500	128
5.000%, 02/12/2029		13,440	3,294

	Face Amount		Market Value
Description	(Thousands)		($ Thousands)

GLOBAL BONDS (continued)
4.850%, 04/22/2026	RON	17,510	$4,235
4.500%, 06/17/2024		20,300	4,803
4.400%, 09/25/2023		10,000	2,354
4.250%, 06/28/2023		3,930	920
4.000%, 10/27/2021		14,745	3,417
Romanian Government International Bond
5.125%, 06/15/2048		$1,294	1,463
3.624%, 05/26/2030 (A)	EUR	582	681
Romanian Government International Bond MTN
4.625%, 04/03/2049		297	370
4.125%, 03/11/2039		2,571	3,050
3.375%, 02/08/2038		1,170	1,298
3.375%, 01/28/2050		2,537	2,701
3.375%, 01/28/2050 (A)		672	715
2.124%, 07/16/2031		316	323
2.000%, 01/28/2032		1,676	1,688

			34,743

Russia — 6.9%
Gazprom OAO Via Gaz Capital
5.150%, 02/11/2026 (A)		$3,647	4,048
Gtlk Europe Capital DAC
4.949%, 02/18/2026		1,336	1,333
4.650%, 03/10/2027		797	778
GTLK Europe DAC
5.950%, 07/19/2021		640	657
Rusal Capital DAC
5.125%, 02/02/2022		1,280	1,270
Russian Federal Bond - OFZ
8.500%, 09/17/2031	RUB	176,075	3,096
8.150%, 02/03/2027		1,008,147	16,712
7.950%, 10/07/2026		1,032,135	16,841
7.750%, 09/16/2026		56,262	910
7.700%, 03/23/2033		575,666	9,602
7.700%, 03/16/2039		71,598	1,234
7.650%, 04/10/2030		44,276	729
7.250%, 05/10/2034		802,519	12,997
7.100%, 10/16/2024		231,567	3,557
7.050%, 01/19/2028		1,511,199	23,855
7.000%, 08/16/2023		334,052	5,041
6.900%, 05/23/2029		463,321	7,245
6.000%, 10/06/2027		95,220	1,410
Russian Foreign Bond - Eurobond
7.500%, 03/31/2030		$3	3
5.875%, 09/16/2043		4,400	6,278
4.875%, 09/16/2023		600	663
4.750%, 05/27/2026		2,200	2,516
4.375%, 03/21/2029		9,200	10,623
4.250%, 06/23/2027		2,600	2,928
SCF Capital Designated Activity
5.375%, 06/16/2023 (A)		1,068	1,129

SEI Institutional Investments Trust / Annual Report / May 31, 2020	287

SCHEDULE OF INVESTMENTS

May 31, 2020

Emerging Markets Debt Fund (Continued)

	Face Amount		Market Value
Description	(Thousands)		($ Thousands)

GLOBAL BONDS (continued)
Serbia International Bond
3.125%, 05/15/2027 (A)	EUR	2,349	$2,738
3.125%, 05/15/2027		451	526
Vnesheconombank Via VEB Finance
6.902%, 07/09/2020		$1,635	1,644
6.800%, 11/22/2025 (A)		600	713
6.800%, 11/22/2025		240	285

			141,361

Saudi Arabia — 1.1%
Saudi Arabian Oil MTN
4.250%, 04/16/2039 (A)		1,669	1,815
4.250%, 04/16/2039		4,690	5,100
2.875%, 04/16/2024		901	933
Saudi Government International Bond
5.250%, 01/16/2050 (A)		75	91
Saudi Government International Bond MTN
5.000%, 04/17/2049		435	513
5.000%, 04/17/2049 (A)		243	287
4.500%, 10/26/2046		2,571	2,867
4.500%, 10/26/2046 (A)		669	746
4.500%, 04/22/2060 (A)		4,060	4,485
3.250%, 10/22/2030 (A)		5,123	5,308
2.750%, 02/03/2032 (A)		1,437	1,429

			23,574

Senegal — 0.1%
Senegal Government International Bond
6.750%, 03/13/2048		620	558
6.250%, 07/30/2024		1,417	1,411

			1,969

Serbia — 0.9%
Serbia International Bond
7.250%, 09/28/2021		630	670
7.250%, 09/28/2021		200	213
1.500%, 06/26/2029	EUR	5,894	6,146
Serbia Treasury Bonds
5.875%, 02/08/2028	RSD	250,390	2,794
4.500%, 01/11/2026		310,300	3,168
4.500%, 08/20/2032		236,320	2,456
3.750%, 01/17/2022		258,060	2,510

			17,957

South Africa — 4.3%
Eskom Holdings SOC Ltd
7.125%, 02/11/2025 (A)		$2,642	2,366
7.125%, 02/11/2025		1,220	1,093
5.750%, 01/26/2021 (A)		2,475	2,351
5.750%, 01/26/2021		1,140	1,083
Eskom Holdings SOC Ltd MTN
8.450%, 08/10/2028 (A)		634	571
7.500%, 09/15/2033	ZAR	52,500	2,196
6.750%, 08/06/2023		$3,067	2,815

	Face Amount		Market Value
Description	(Thousands)		($ Thousands)

GLOBAL BONDS (continued)
6.750%, 08/06/2023 (A)		$1,503	$1,379
6.350%, 08/10/2028 (A)		456	447
Liquid Telecommunications Financing PLC
8.500%, 07/13/2022 (A)		1,119	1,009
Republic of South Africa Government International Bond
5.750%, 09/30/2049		6,686	5,457
4.850%, 09/30/2029		2,082	1,900
SASOL Financing USA LLC
5.875%, 03/27/2024		661	554
South Africa Government Bond
10.500%, 12/21/2026	ZAR	211,307	13,661
9.000%, 01/31/2040		119,316	5,727
8.875%, 02/28/2035		23,765	1,192
8.750%, 01/31/2044		128,818	5,930
8.750%, 02/28/2048		256,200	11,844
8.500%, 01/31/2037		148,135	6,983
8.000%, 01/31/2030		13,702	730
7.750%, 02/28/2023		42,739	2,576
7.000%, 02/28/2031		117,754	5,615
6.500%, 02/28/2041		27,919	1,026
6.250%, 03/31/2036		96,771	3,734
South Africa Government International Bond
6.300%, 06/22/2048		$2,533	2,250
5.875%, 09/16/2025		326	340
5.875%, 06/22/2030		1,269	1,233
5.650%, 09/27/2047		284	231
5.000%, 10/12/2046		475	375
4.850%, 09/27/2027		1,190	1,133
4.300%, 10/12/2028		456	409
Transnet SOC MTN
9.500%, 05/13/2021 (A)	ZAR	8,760	505

			88,715

South Korea — 0.3%
Export-Import Bank of Korea MTN
8.400%, 11/30/2021	IDR	35,600,000	2,432
Korea International Bond
2.500%, 06/19/2029		$1,002	1,084
2.000%, 06/19/2024		1,574	1,632

			5,148

Spain — 0.1%
AI Candelaria Spain SLU
7.500%, 12/15/2028 (A)		1,825	1,776

Sri Lanka — 0.8%
Sri Lanka Government International Bond
7.850%, 03/14/2029		2,219	1,198
7.550%, 03/28/2030		2,273	1,227
6.850%, 03/14/2024		1,445	809
6.825%, 07/18/2026 (A)		1,612	887
6.825%, 07/18/2026		800	440

288	SEI Institutional Investments Trust / Annual Report / May 31, 2020

	Face Amount		Market Value
Description	(Thousands)		($ Thousands)

GLOBAL BONDS (continued)
6.750%, 04/18/2028 (A)		$7,829	$4,228
6.750%, 04/18/2028		2,069	1,117
6.350%, 06/28/2024		2,006	1,123
6.250%, 07/27/2021		2,202	1,542
6.200%, 05/11/2027		1,794	969
5.875%, 07/25/2022 (A)		628	380
5.750%, 04/18/2023		2,367	1,420
5.750%, 04/18/2023 (A)		1,952	1,171

			16,511

Supranational — 0.4%
African Export-Import Bank MTN
3.994%, 09/21/2029 (A)		543	519
Banque Ouest Africaine de Developpement (A)
5.000%, 07/27/2027		1,274	1,268
4.700%, 10/22/2031		934	891
European Investment Bank MTN
8.500%, 09/17/2024	ZAR	11,350	729
Inter-American Development Bank MTN
7.875%, 03/14/2023	IDR	73,150,000	5,080

			8,487

Thailand — 2.6%
Thailand Government Bond
5.670%, 03/13/2028	THB	3,000	127
4.875%, 06/22/2029		15,000	611
3.775%, 06/25/2032		316,175	12,470
3.650%, 06/20/2031		133,000	5,122
3.625%, 06/16/2023		34,000	1,164
3.400%, 06/17/2036		296,187	11,701
3.300%, 06/17/2038		69,414	2,760
2.875%, 12/17/2028		144,998	5,200
2.875%, 06/17/2046		4,865	178
2.400%, 12/17/2023		167,000	5,564
2.125%, 12/17/2026		25,000	842
1.600%, 12/17/2029		75,861	2,487
1.600%, 06/17/2035		75,336	2,430
1.450%, 12/17/2024		104,000	3,369

			54,025

Trinidad & Tobago — 0.1%
Trinidad & Tobago Government International Bond
4.375%, 01/16/2024		$1,024	1,013

Tunisia — 0.2%
Banque Centrale de Tunisie International Bond
6.375%, 07/15/2026	EUR	642	615
5.750%, 01/30/2025		$928	813
5.625%, 02/17/2024	EUR	2,510	2,453

			3,881

	Face Amount		Market Value
Description	(Thousands)		($ Thousands)

GLOBAL BONDS (continued)
Turkey — 2.5%
Export Credit Bank of Turkey (A)
8.250%, 01/24/2024		$327	$338
6.125%, 05/03/2024		831	801
5.375%, 10/24/2023		1,487	1,425
5.000%, 09/23/2021		674	675
Export Credit Bank of Turkey MTN
5.375%, 02/08/2021 (A)		1,206	1,211
Hazine Mustesarligi Varlik Kiralama
5.800%, 02/21/2022 (A)		2,936	2,943
QNB Finansbank
6.875%, 09/07/2024 (A)		898	909
TC Ziraat Bankasi MTN (A)
5.125%, 05/03/2022		561	552
4.750%, 04/29/2021		756	754
Turkey Government Bond
16.200%, 06/14/2023	TRY	10,974	1,846
12.200%, 01/18/2023		9,043	1,395
11.000%, 03/02/2022		41,144	6,176
10.700%, 08/17/2022		30,802	4,594
8.500%, 09/14/2022		5,781	828
3.000%, 08/02/2023		13,674	2,051
Turkey Government International Bond
7.625%, 04/26/2029		$376	383
7.250%, 12/23/2023		3,871	3,964
6.875%, 03/17/2036		2,737	2,505
6.125%, 10/24/2028		2,391	2,236
6.000%, 01/14/2041		1,091	891
5.750%, 03/22/2024		600	586
5.750%, 05/11/2047		1,154	896
5.600%, 11/14/2024		1,100	1,059
5.250%, 03/13/2030		2,565	2,200
4.875%, 10/09/2026		847	765
4.875%, 04/16/2043		10,150	7,410
4.250%, 04/14/2026		699	619
Turkiye Garanti Bankasi
6.125%, VAR USD Swap Semi 30/360 5 Yr Curr+4.220%, 05/24/2027 (A)		998	908
Turkiye Sise ve Cam Fabrikalari AS
6.950%, 03/14/2026		725	720
Yapi ve Kredi Bankasi MTN
5.850%, 06/21/2024 (A)		632	608

			52,248

Ukraine — 3.1%
Government of Ukraine
7.750%, 09/01/2023		459	463
Metinvest BV
8.500%, 04/23/2026		900	798
7.750%, 10/17/2029 (A)		2,038	1,728
NAK Naftogaz Ukraine via Kondor Finance
7.625%, 11/08/2026 (A)		1,334	1,224
7.125%, 07/19/2024	EUR	970	1,007

SEI Institutional Investments Trust / Annual Report / May 31, 2020	289

SCHEDULE OF INVESTMENTS

May 31, 2020

Emerging Markets Debt Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
Ukraine Government Bond
17.000%, 05/11/2022	UAH	99,987	$4,013
16.000%, 08/11/2021		190,780	7,454
15.840%, 02/26/2025		92,615	3,863
Ukraine Government International Bond
15.700%, 01/20/2021 (A)		65,000	2,479
9.750%, 11/01/2028		$5,450	5,846
8.994%, 02/01/2024 (A)		230	239
8.994%, 02/01/2024		1,724	1,794
7.750%, 09/01/2020		1,149	1,147
7.750%, 09/01/2021		2,011	2,027
7.750%, 09/01/2022		1,881	1,898
7.750%, 09/01/2025		200	201
7.750%, 09/01/2025 (A)		2,216	2,227
7.750%, 09/01/2026 (A)		6,817	6,799
7.750%, 09/01/2026		1,082	1,079
7.750%, 09/01/2027		924	912
7.375%, 09/25/2032		3,616	3,445
7.375%, 09/25/2032 (A)		188	179
6.750%, 06/20/2026 (A)	EUR	2,863	3,073
6.750%, 06/20/2026		1,790	1,921
4.375%, 01/27/2030 (A)		592	537
3.235%, 05/31/2040 (A)(E)		$3,182	2,709
2.090%, 05/31/2040 (E)		4,170	3,551
Ukreximbank Via Biz Finance
9.625%, 04/27/2022 (A)		737	744

			63,357

United Arab Emirates — 2.0%
Abu Dhabi Crude Oil Pipeline LLC
4.600%, 11/02/2047		950	1,090
4.600%, 11/02/2047 (A)		3,870	4,442
3.650%, 11/02/2029 (A)		3,254	3,568
Abu Dhabi Government International Bond
4.125%, 10/11/2047 (A)		369	435
3.125%, 09/30/2049 (A)		4,955	4,969
3.125%, 09/30/2049		1,303	1,307
Abu Dhabi Government International Bond MTN
3.875%, 04/16/2050 (A)		1,361	1,550
3.875%, 04/16/2050		628	715
3.125%, 04/16/2030		2,015	2,163
3.125%, 04/16/2030 (A)		3,522	3,781
2.500%, 04/16/2025 (A)		4,918	5,106
Acwa Power Management And Investments One Ltd
5.950%, 12/15/2039 (A)		2,301	2,361
DP World MTN (A)
6.850%, 07/02/2037		572	668
5.625%, 09/25/2048		2,264	2,287
4.700%, 09/30/2049		817	745

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
Emirate of Dubai Government International Bonds MTN
5.250%, 01/30/2043		$670	$710
MDGH - GMTN BV MTN (A)
4.500%, 11/07/2028		1,869	2,168
3.700%, 11/07/2049		970	1,005
2.875%, 11/07/2029		1,218	1,262
Sharjah Sukuk Program MTN
3.854%, 04/03/2026		1,037	1,095

			41,427

United Kingdom — 0.3%
Standard Chartered Bank MTN
8.250%, 05/17/2029 (A)	IDR	88,081,000	6,354

United States — 0.1%
JPMorgan Chase Bank MTN
7.000%, 09/18/2030 (A)(E)		35,462,000	2,364

Uruguay — 0.9%
Uruguay Government International Bond
9.875%, 06/20/2022	UYU	56,183	1,270
8.500%, 03/15/2028		11,391	234
5.100%, 06/18/2050		$1,581	1,937
4.975%, 04/20/2055		946	1,150
4.375%, 10/27/2027		4,823	5,396
4.375%, 01/23/2031		7,488	8,536

			18,523

Uzbekistan — 0.1%
Uzbekistan Government Bond MTN
5.375%, 02/20/2029		1,359	1,473
4.750%, 02/20/2024		731	770

			2,243

Venezuela — 0.1%
Petroleos de Venezuela
9.750%, 05/17/2035 (B)		3,202	92
6.000%, 05/16/2024 (B)		16,821	484
6.000%, 05/16/2024 (B)		7,900	227
6.000%, 05/16/2024 (B)		1,777	51
6.000%, 11/15/2026 (B)		24,577	707
5.500%, 04/12/2037 (B)		1,620	47
5.375%, 04/12/2027 (B)		7,825	225
Venezuela Government International Bond
9.250%, 09/15/2027 (B)		3,400	195
9.250%, 05/07/2028 (B)		4,965	285
8.250%, 10/13/2024 (B)		4,151	239
7.750%, 10/13/2019 (B)		7,816	449

			3,001

290	SEI Institutional Investments Trust / Annual Report / May 31, 2020

	Face Amount	Market Value
Description	(Thousands)	($ Thousands)

GLOBAL BONDS (continued)
Vietnam — 0.0%
Mong Duong Finance Holdings BV
5.125%, 05/07/2029 (A)	$950	$931

Zambia — 0.1%
First Quantum Minerals
6.875%, 03/01/2026 (A)	542	483
Zambia Government International Bond (A)
8.500%, 04/14/2024	1,888	850
5.375%, 09/20/2022	2,950	1,331

		2,664

Total Global Bonds (Cost $2,108,760) ($ Thousands)		1,972,252

Total Investments in Securities — 95.5% (Cost $2,108,760) ($ Thousands)		$1,972,252

	Contracts

PURCHASED OPTION* — 0.0%

Total Purchased Option(F) (Cost $376) ($ Thousands)	36,109,900	$29

A list of the open exchange traded options contracts held by the Fund at May 31, 2020, is as follows:

		Notional Amount			Value
Description	Number of Contracts	(Thousands)	Exercise Price	Expiration Date	(Thousands)

PURCHASED OPTION — 0.0%

Call Options
September 2020, USD Call HKD Put*	36,109,900	$2,901	$7.85	9/3/2020	$29

Total Purchased Option		$2,901			$29

A list of the open futures contracts held by the Fund at May 31, 2020, is as follows:

					Unrealized
	Number of				Appreciation
	Contracts	Expiration	Notional Amount	Value	(Depreciation)
Type of Contract	Long (Short)	Date	(Thousands)	(Thousands)	(Thousands)

Euro-Bund	(113)	Jun-2020	$(21,953)	$(21,677)	$204
Euro-Buxl	(23)	Jun-2020	(5,577)	(5,425)	110
Korea 10-Year Bond	6	Jun-2020	654	648	9
Korea 3-Year Bond	63	Jun-2020	5,706	5,705	27
R023 Bond Future	1,138	Aug-2020	6,443	7,052	123
R186 Bond Future	1,957	Aug-2020	11,153	12,759	741
R2032 Bond Future	845	Aug-2020	3,798	4,411	327
R2035 Bond Future	1,814	Aug-2020	8,265	9,455	577
R2037 Bond Future	520	Aug-2020	2,150	2,442	134
R208 Bond Future	93	Aug-2020	512	552	2
R213 Bond Future	543	Aug-2020	2,284	2,672	214
U.S. 10-Year Treasury Note	(16)	Sep-2020	(2,220)	(2,225)	(5)

SEI Institutional Investments Trust / Annual Report / May 31, 2020	291

SCHEDULE OF INVESTMENTS

May 31, 2020

Emerging Markets Debt Fund (Continued)

					Unrealized
	Number of				Appreciation
	Contracts	Expiration	Notional Amount	Value	(Depreciation)
Type of Contract	Long (Short)	Date	(Thousands)	(Thousands)	(Thousands)

U.S. 10-Year Treasury Note	64	Sep-2020	$8,889	$8,900	$11
U.S. Long Treasury Bond	(20)	Sep-2020	(3,568)	(3,568)	–
U.S. Ultra Long Treasury Bond	65	Sep-2020	14,298	14,172	(126)

			$30,834	$35,873	$2,348

A list of the open forward foreign currency contracts held by the Fund at May 31, 2020, is as follows:

						Unrealized
						Appreciation
			Currency to Deliver		Currency to Receive	(Depreciation)
Counterparty	Settlement Date		(Thousands)		(Thousands)	(Thousands)

Barclays PLC	06/17/20	USD	855	RUB	63,614	$44
Barclays PLC	06/17/20	USD	1,200	IDR	19,069,795	100
Barclays PLC	06/17/20	USD	26,503	CNY	186,132	(481)
Barclays PLC	06/17/20	MXN	76,129	USD	3,127	(306)
Barclays PLC	06/17/20	TWD	392,744	USD	12,810	(288)
Brown Brothers Harriman	06/01/20	EGP	5,854	USD	368	(2)
Citigroup	06/02/20	BRL	22,361	USD	4,962	844
Citigroup	06/02/20	USD	5,623	BRL	31,656	206
Citigroup	06/02/20 - 08/04/20	USD	22,325	BRL	114,877	(1,200)
Citigroup	06/03/20 - 06/17/20	USD	24,448	EUR	22,412	483
Citigroup	06/03/20	USD	1,584	EUR	1,414	(11)
Citigroup	06/17/20	EUR	9,008	USD	10,154	133
Citigroup	06/03/20 - 07/07/20	EUR	26,130	USD	28,377	(696)
Citigroup	01/27/21	EGP	15,886	USD	926	11
Citigroup	06/03/20 - 11/19/20	EGP	179,379	USD	10,949	(144)
Citigroup	06/08/20	KRW	3,698,228	USD	3,067	79
Citigroup	06/17/20	USD	2,416	ZAR	44,430	100
Citigroup	06/09/20 - 09/16/20	USD	39,843	ZAR	674,595	(1,705)
Citigroup	06/17/20	ZAR	67,820	USD	3,962	120
Citigroup	06/09/20 - 06/17/20	ZAR	211,841	USD	11,548	(454)
Citigroup	06/17/20	USD	462	HUF	147,801	13
Citigroup	06/17/20	USD	811	CZK	20,011	16
Citigroup	06/17/20	USD	1,525	RON	6,583	(14)
Citigroup	06/17/20	USD	1,634	PEN	5,833	64
Citigroup	06/17/20	USD	2,402	IDR	39,531,316	293
Citigroup	06/17/20	USD	4,549	ILS	16,606	193
Citigroup	06/17/20	USD	5,701	COP	22,712,392	408
Citigroup	06/17/20	USD	6,003	RUB	451,893	381
Citigroup	06/17/20	RON	6,192	USD	1,383	(38)
Citigroup	06/17/20 - 08/31/20	USD	4,055	CNY	29,197	12
Citigroup	06/17/20 - 06/18/20	USD	8,402	CNY	59,560	(75)
Citigroup	06/17/20	USD	708	PLN	2,927	23
Citigroup	06/17/20	USD	11,805	PLN	46,319	(235)
Citigroup	06/17/20 - 08/06/20	USD	17,749	MXN	428,623	1,569
Citigroup	06/17/20	USD	18,760	CLP	15,662,969	695
Citigroup	06/17/20	CNY	20,038	USD	2,839	37
Citigroup	06/17/20	USD	21,089	THB	669,363	(45)
Citigroup	06/17/20	TRY	24,855	USD	3,864	235
Citigroup	06/17/20	PLN	21,710	USD	5,701	279
Citigroup	06/17/20	PLN	11,704	USD	2,822	(102)

292	SEI Institutional Investments Trust / Annual Report / May 31, 2020

						Unrealized
						Appreciation
			Currency to Deliver		Currency to Receive	(Depreciation)
Counterparty	Settlement Date		(Thousands)		(Thousands)	(Thousands)

Citigroup	06/17/20	TWD	40,555	USD	1,360	$8
Citigroup	06/17/20	PEN	5,240	USD	1,529	4
Citigroup	06/17/20	PEN	53,153	USD	15,363	(107)
Citigroup	06/17/20 - 06/19/20	THB	70,804	USD	2,187	(39)
Citigroup	06/17/20	RUB	248,178	USD	3,335	(171)
Citigroup	06/17/20	INR	517,318	USD	6,643	(189)
Citigroup	06/17/20	HUF	396,974	USD	1,314	39
Citigroup	06/17/20	HUF	396,526	USD	1,215	(59)
Citigroup	06/17/20	CLP	1,218,895	USD	1,417	(97)
Citigroup	06/17/20	COP	18,108,923	USD	5,013	141
Citigroup	06/17/20	COP	4,998,006	USD	1,247	(98)
Citigroup	06/17/20	IDR	25,589,254	USD	1,686	(59)
Citigroup	06/25/20	JPY	325,669	USD	2,938	(86)
Citigroup	07/06/20	RON	470	EUR	96	(1)
Citigroup	07/06/20	EUR	918	RON	4,469	3
Citigroup	07/15/20 - 07/21/20	HUF	1,978,415	EUR	5,629	(90)
Citigroup	07/21/20	EUR	1,019	CZK	27,571	6
Citigroup	08/06/20	MXN	27,322	USD	1,223	(1)
Citigroup	08/21/20	PLN	6,539	EUR	1,446	(23)
Citigroup	08/26/20	UGX	6,445,749	USD	1,615	(54)
Citigroup	12/07/20	USD	521	UYU	21,270	(53)
Goldman Sachs	06/02/20 - 09/02/20	USD	22,117	BRL	115,795	(846)
Goldman Sachs	06/03/20	USD	169	EUR	151	(2)
Goldman Sachs	06/05/20	USD	882	KZT	356,261	(17)
Goldman Sachs	06/05/20	AUD	2,342	USD	1,508	(47)
Goldman Sachs	06/05/20 - 06/17/20	USD	4,043	IDR	65,152,470	404
Goldman Sachs	06/08/20	USD	2,998	KRW	3,678,365	(27)
Goldman Sachs	06/09/20 - 06/17/20	USD	8,540	ZAR	155,673	282
Goldman Sachs	06/09/20	USD	522	ZAR	9,093	(7)
Goldman Sachs	06/17/20	USD	937	PEN	3,181	(11)
Goldman Sachs	06/17/20 - 06/19/20	USD	1,642	THB	53,020	25
Goldman Sachs	06/17/20 - 07/03/20	EUR	2,943	USD	3,220	(55)
Goldman Sachs	06/17/20	USD	4,123	RUB	306,794	210
Goldman Sachs	06/17/20	USD	4,127	CZK	96,936	(119)
Goldman Sachs	06/17/20	USD	5,292	CLP	4,376,741	145
Goldman Sachs	06/17/20	USD	6,571	PLN	25,755	(138)
Goldman Sachs	06/17/20	USD	8,467	COP	33,617,335	577
Goldman Sachs	06/17/20 - 08/06/20	USD	7,953	MXN	191,183	630
Goldman Sachs	06/17/20	USD	4,284	MXN	91,696	(149)
Goldman Sachs	06/17/20 - 06/18/20	PEN	14,357	USD	4,224	45
Goldman Sachs	06/18/20	PEN	9,216	USD	2,644	(38)
Goldman Sachs	06/17/20	ILS	8,269	USD	2,363	2
Goldman Sachs	06/17/20	ILS	16,051	USD	4,582	(2)
Goldman Sachs	06/17/20	INR	69,093	USD	887	(25)
Goldman Sachs	06/17/20	ZAR	80,080	USD	4,284	(252)
Goldman Sachs	06/17/20 -06/19/20	THB	104,060	USD	3,181	(90)
Goldman Sachs	06/17/20	RUB	763,965	USD	10,373	(419)
Goldman Sachs	06/17/20	CLP	1,743,674	USD	2,180	14
Goldman Sachs	06/17/20	CLP	6,273,219	USD	7,714	(78)
Goldman Sachs	06/17/20	COP	35,029,086	USD	8,778	(645)

SEI Institutional Investments Trust / Annual Report / May 31, 2020	293

SCHEDULE OF INVESTMENTS

May 31, 2020

Emerging Markets Debt Fund (Continued)

						Unrealized
						Appreciation
			Currency to Deliver		Currency to Receive	(Depreciation)
Counterparty	Settlement Date		(Thousands)		(Thousands)	(Thousands)

Goldman Sachs	06/18/20 - 08/31/20	USD	5,449	CNY	39,214	$13
Goldman Sachs	07/15/20	EUR	2,739	HUF	976,428	89
Goldman Sachs	07/21/20	EUR	2,833	CZK	77,897	69
Goldman Sachs	07/21/20	CZK	160,069	EUR	5,892	(64)
Goldman Sachs	07/29/20	NGN	1,467,496	USD	3,800	142
Goldman Sachs	08/05/20 - 08/10/20	TRY	37,972	USD	5,094	(355)
Goldman Sachs	08/06/20	MXN	26,793	USD	1,096	(104)
Goldman Sachs	08/21/20	PLN	2,777	EUR	608	(16)
Goldman Sachs	08/21/20	EUR	2,860	PLN	12,952	49
Goldman Sachs	11/19/20	EGP	31,867	USD	1,915	36
JPMorgan Chase Bank	06/02/20 - 07/02/20	BRL	60,531	USD	12,708	1,565
JPMorgan Chase Bank	06/03/20 - 06/25/20	USD	14,826	EUR	13,642	351
JPMorgan Chase Bank	06/03/20	USD	3,201	EUR	2,820	(64)
JPMorgan Chase Bank	06/03/20	EUR	20,250	USD	22,633	107
JPMorgan Chase Bank	06/03/20 - 08/05/20	EUR	52,250	USD	56,612	(1,541)
JPMorgan Chase Bank	06/05/20	USD	1,541	AUD	2,342	14
JPMorgan Chase Bank	06/05/20	USD	2,830	KZT	1,144,491	(54)
JPMorgan Chase Bank	06/05/20	KZT	773,734	USD	1,940	63
JPMorgan Chase Bank	07/22/20 - 08/19/20	USD	8,742	ZAR	162,606	418
JPMorgan Chase Bank	06/09/20	USD	1,391	ZAR	24,187	(20)
JPMorgan Chase Bank	08/19/20	ZAR	12,286	USD	698	7
JPMorgan Chase Bank	06/09/20 - 07/22/20	ZAR	332,510	USD	17,625	(1,170)
JPMorgan Chase Bank	06/15/20	USD	663	PHP	33,604	1
JPMorgan Chase Bank	06/15/20 - 06/30/20	USD	3,539	MYR	15,437	20
JPMorgan Chase Bank	06/15/20 - 06/17/20	USD	7,404	IDR	118,136,923	653
JPMorgan Chase Bank	06/15/20 - 06/22/20	USD	11,318	CLP	9,380,752	334
JPMorgan Chase Bank	06/15/20 - 06/22/20	BRL	17,177	USD	2,986	(174)
JPMorgan Chase Bank	06/15/20 - 06/22/20	PEN	24,651	USD	7,214	40
JPMorgan Chase Bank	06/22/20	PEN	8,051	USD	2,332	(11)
JPMorgan Chase Bank	06/15/20 - 06/18/20	RUB	430,508	USD	5,799	(282)
JPMorgan Chase Bank	06/15/20	KRW	7,238,047	USD	5,907	59
JPMorgan Chase Bank	06/16/20	COP	15,274,608	USD	3,851	(258)
JPMorgan Chase Bank	06/17/20	USD	596	COP	2,388,178	46
JPMorgan Chase Bank	06/17/20	USD	1,562	ILS	5,743	78
JPMorgan Chase Bank	06/17/20	USD	3,389	CLP	2,804,118	94
JPMorgan Chase Bank	06/17/20	USD	476	CLP	382,620	(1)
JPMorgan Chase Bank	06/17/20	USD	4,328	CZK	96,688	(330)
JPMorgan Chase Bank	08/20/20	USD	3,110	PLN	13,164	178
JPMorgan Chase Bank	06/17/20	USD	3,523	PLN	13,765	(85)
JPMorgan Chase Bank	06/17/20	USD	5,048	HUF	1,650,563	254
JPMorgan Chase Bank	06/17/20	USD	2,807	HUF	826,559	(152)
JPMorgan Chase Bank	06/17/20 - 06/18/20	USD	8,451	KRW	10,229,864	(184)
JPMorgan Chase Bank	06/17/20	CZK	93,167	USD	4,116	264
JPMorgan Chase Bank	06/17/20	CZK	13,330	USD	517	(34)
JPMorgan Chase Bank	06/17/20	PHP	298,133	USD	5,786	(104)
JPMorgan Chase Bank	06/17/20	HUF	598,880	USD	1,888	(36)
JPMorgan Chase Bank	06/17/20	COP	50,719,273	USD	12,905	(739)
JPMorgan Chase Bank	06/17/20 - 06/26/20	IDR	289,636,666	USD	19,287	(442)
JPMorgan Chase Bank	06/18/20	USD	841	RUB	62,388	40
JPMorgan Chase Bank	06/18/20	PEN	1,844	USD	521	(16)
JPMorgan Chase Bank	06/18/20	USD	3,151	PEN	11,232	117

294	SEI Institutional Investments Trust / Annual Report / May 31, 2020

						Unrealized
						Appreciation
			Currency to Deliver		Currency to Receive	(Depreciation)
Counterparty	Settlement Date		(Thousands)		(Thousands)	(Thousands)

JPMorgan Chase Bank	06/18/20	USD	3,582	TRY	25,638	$161
JPMorgan Chase Bank	06/18/20 - 06/29/20	USD	8,013	BRL	46,060	459
JPMorgan Chase Bank	06/29/20	USD	3,821	BRL	20,204	(105)
JPMorgan Chase Bank	06/19/20	USD	652	THB	21,025	9
JPMorgan Chase Bank	06/19/20	THB	75,435	USD	2,300	(72)
JPMorgan Chase Bank	06/22/20	IDR	71,608,743	USD	4,772	(104)
JPMorgan Chase Bank	07/02/20	USD	1,624	BRL	8,881	10
JPMorgan Chase Bank	07/03/20	AUD	2,342	USD	1,541	(13)
JPMorgan Chase Bank	07/15/20 - 07/21/20	HUF	1,961,818	EUR	5,581	(90)
JPMorgan Chase Bank	07/21/20	EUR	2,786	HUF	980,112	47
JPMorgan Chase Bank	07/21/20	CZK	35,668	EUR	1,326	—
JPMorgan Chase Bank	07/27/20	SGD	4,085	USD	2,862	(29)
JPMorgan Chase Bank	07/28/20 - 08/20/20	USD	2,121	MXN	47,816	22
JPMorgan Chase Bank	08/13/20	TRY	29,560	USD	3,891	(341)
JPMorgan Chase Bank	08/20/20	USD	5,990	RON	27,091	203
JPMorgan Chase Bank	08/20/20	RON	8,313	USD	1,874	(26)
JPMorgan Chase Bank	08/21/20	EUR	10,199	PLN	46,448	241
JPMorgan Chase Bank	08/21/20	PLN	13,029	EUR	2,944	26
JPMorgan Chase Bank	08/26/20	USD	1,583	INR	121,282	7
JPMorgan Chase Bank	08/27/20	USD	826	UAH	21,250	169
JPMorgan Chase Bank	10/19/20	USD	240	UYU	9,000	(40)
Merrill Lynch	06/17/20	USD	482	SGD	697	11
Merrill Lynch	06/17/20	USD	550	ILS	1,969	12
Merrill Lynch	06/17/20	USD	600	CZK	15,050	22
Merrill Lynch	06/17/20	ZAR	13,453	USD	759	(3)
Standard Bank	06/02/20 - 09/02/20	USD	10,173	BRL	52,615	(516)
Standard Bank	06/03/20 - 06/17/20	EUR	10,546	USD	11,559	(173)
Standard Bank	07/03/20 - 07/07/20	USD	16,994	EUR	15,459	211
Standard Bank	06/03/20	USD	202	EUR	177	(4)
Standard Bank	06/09/20	USD	1,626	ZAR	28,343	(20)
Standard Bank	06/17/20	USD	399	TWD	11,806	(5)
Standard Bank	06/17/20	USD	1,108	PHP	57,489	28
Standard Bank	06/17/20	USD	2,089	IDR	31,205,728	39
Standard Bank	06/17/20	USD	2,742	RUB	205,208	157
Standard Bank	06/17/20	USD	2,763	SGD	3,969	46
Standard Bank	06/17/20	SGD	23,939	USD	17,030	90
Standard Bank	06/17/20	SGD	2,665	USD	1,875	(11)
Standard Bank	06/17/20 - 08/06/20	MXN	104,526	USD	4,673	(29)
Standard Bank	06/17/20	INR	130,515	USD	1,687	(37)
Standard Bank	06/17/20	TWD	50,619	USD	1,695	7
Standard Bank	06/17/20	TWD	153,390	USD	5,106	(9)
Standard Bank	06/17/20	PHP	207,177	USD	4,017	(76)
Standard Bank	08/03/20 - 11/02/20	NGN	1,352,655	USD	2,963	(322)
Standard Bank	09/09/20 - 09/23/20	UGX	10,086,999	USD	2,480	(121)
Standard Chartered	08/04/20	USD	439	BRL	2,456	12
Standard Chartered	06/02/20 - 07/02/20	USD	15,666	BRL	71,708	(2,464)
Standard Chartered	06/05/20 - 06/22/20	IDR	69,625,494	USD	4,651	(97)
Standard Chartered	06/15/20	USD	2,813	KRW	3,483,590	2
Standard Chartered	07/28/20	USD	3,327	KRW	4,096,450	(11)
Standard Chartered	06/15/20 - 06/30/20	MYR	19,679	USD	4,572	34

SEI Institutional Investments Trust / Annual Report / May 31, 2020	295

SCHEDULE OF INVESTMENTS

May 31, 2020

Emerging Markets Debt Fund (Continued)

						Unrealized
						Appreciation
			Currency to Deliver		Currency to Receive	(Depreciation)
Counterparty	Settlement Date		(Thousands)		(Thousands)	(Thousands)

Standard Chartered	06/30/20	MYR	35,430	USD	8,095	$(93)
Standard Chartered	06/17/20	CLP	2,445,494	USD	3,030	(7)
Standard Chartered	06/19/20	USD	3,386	THB	109,655	61
Standard Chartered	06/23/20	PHP	16,318	USD	319	(3)
Standard Chartered	06/26/20	THB	97,561	USD	3,061	(6)
Standard Chartered	07/02/20	BRL	4,413	USD	836	25
Standard Chartered	07/02/20	BRL	5,176	USD	948	(4)
Standard Chartered	07/21/20	CZK	23,712	EUR	860	(24)
Standard Chartered	07/27/20	USD	2,022	RUB	144,385	6
Standard Chartered	07/28/20 - 08/26/20	USD	3,588	INR	273,622	6
State Street	06/03/20 - 08/05/20	EUR	3,240	USD	3,547	(59)
State Street	06/17/20	USD	1,740	CLP	1,492,525	114
State Street	07/15/20	EUR	2,787	HUF	995,892	97
State Street	08/06/20	MXN	14,854	USD	609	(56)

						$(4,788)

A list of open centrally cleared swap agreements held by the Fund at May 31, 2020, is as follows:

Interest Rate Swaps

							Upfront	Net Unrealized
					Notional		Payments/	Appreciation
		Payment			Amount	Value	Receipts	(Depreciation)
Fund Pays	Fund Receives	Frequency	Termination Date	Currency	(Thousands)	(Thousands)	(Thousands)	(Thousands)

8.145%	28-DAY MXN -TIIE	Monthly	01/28/2021	MXN	197,867	$(189)	$–	$(189)
1-DAY BRL - CETIP	.82%	Annually	01/02/2025	BRL	4,671	30	–	30
6-MONTH HUF - BUBOR	1.37%	Annually	02/17/2025	HUF	360,019	24	–	24
28-DAY MXN - TIIE	7.755%	Monthly	02/24/2025	MXN	30,000	149	–	149
5.081250%	INR - MIBOR	Semi-Annually	02/25/2025	INR	724,631	(399)	–	(399)
5.0975%	INR - MIBOR	Semi-Annually	02/26/2025	INR	362,315	(203)	–	(203)
28-DAY MXN - TIIE	6.62%	Monthly	03/21/2025	MXN	26,103	72	–	72
6-MONTH HUF - BUBOR	.725%	Annually	03/25/2025	HUF	387,151	(13)	–	(13)
28-DAY MXN - TIIE	6.45%	Monthly	04/01/2025	MXN	45,932	110	–	110
7D CHINA FIXING REPO RATES (CNRR007)	1.84%	Quarterly	05/26/2025	CNY	24,000	(1)	–	(1)
28-DAY MXN - TIIE	7.72%	Monthly	12/03/2026	MXN	16,200	90	–	90
28-DAY MXN - TIIE	8.155%	Monthly	12/28/2026	MXN	21,000	141	–	141
1-DAY BRL - CETIP	7.37%	Annually	01/04/2027	BRL	3,427	20	–	20
28-DAY MXN - TIIE	7.51%	Monthly	04/20/2027	MXN	11,913	61	–	61
1-DAY BRL - CETIP	6.455%	Annually	01/02/2025	BRL	4,989	21	–	21
2.969% FIXED	6-MONTH HUF -BUBOR	Semi-Annually	02/08/2029	HUF	600,000	(119)	–	(119)
5.915%	1-DAY COP- COLUMBIA IBR	Quarterly	05/15/2029	COP	6,500,000	(256)	–	(256)
5.37%	1-DAY COP- COLUMBIA IBR	Quarterly	06/21/2029	COP	3,800,000	(103)	–	(103)
3-MONTH ZAR - JIBAR	8.49%	Quarterly	07/18/2029	ZAR	60,000	(53)	–	(53)
6.9225%	28-DAY MXN - TIIE	Monthly	08/31/2029	MXN	58,394	(195)	–	(195)
6.82%	28-DAY MXN - TIIE	Monthly	09/10/2029	MXN	40,855	(122)	–	(122)
1-DAY-CLP - SINACOFI CHILE INTERBANK RATE AVG	3.045%	Semi-Annually	11/29/2029	CLP	369,742	(42)	–	(42)
1.805%	6-MONTH PZL - WIBOR	Semi-Annually	12/17/2029	PLN	15,600	(392)	–	(392)
1.81%	6-MONTH CZK - PRIBOR	Semi-Annually	01/17/2030	CZK	15,000	(76)	–	(76)
1.61%	6-MONTH HUF - BUBOR	Semi-Annually	01/17/2030	HUF	185,000	6	–	6
6-MONTH PLN - WIBOR	1.75%	Annually	02/26/2030	PLN	16,800	397	–	397
3-MONTH ZAR - JIBAR	.54%	Quarterly	02/28/2030	ZAR	29,979	(68)	–	(68)
1-DAY COP - COLUMBIA IBR	5.47%	Quarterly	03/11/2030	COP	1,499,197	(43)	–	(43)
5.4%	1-DAY COP- COLUMBIA IBR	Quarterly	03/11/2030	COP	2,559,198	(69)	–	(69)
5.81%	1-DAY COP- COLUMBIA IBR	Quarterly	04/03/2029	COP	7,450,804	(275)	–	(275)

296	SEI Institutional Investments Trust / Annual Report / May 31, 2020

							Upfront	Net Unrealized
					Notional		Payments/	Appreciation
		Payment			Amount	Value	Receipts	(Depreciation)
Fund Pays	Fund Receives	Frequency	Termination Date	Currency	(Thousands)	(Thousands)	(Thousands)	(Thousands)

5.45%	1-DAY COP-COLUMBIA IBR	Quarterly	03/12/2030	COP	2,279,681	$(64)	$–	$(64)
1-DAY BRL - CETIP	6.77%	Annually	01/02/2025	BRL	5,570	34	–	34
.675%	6-MONTH CZK - PRIBOR	Semi-Annually	07/17/2024	CZK	28,223	(60)	–	(60)
8.09%	28-DAY MXN - TIIE	Monthly	01/28/2021	MXN	193,370	(182)	–	(182)
6-MONTH CZK - PRIBOR	2.1%	Annually	09/30/2021	CZK	206,802	168	–	168
6-MONTH CZK - PRIBOR	2.225%	Annually	11/11/2021	CZK	51,000	54	–	54
1-DAY COP - COLUMBIA IBR	4.9%	Annually	11/18/2021	COP	36,635,161	245	–	245
1-DAY COP - COLUMBIA IBR	4.81%	Annually	11/19/2021	COP	39,364,839	254	–	254
1.960%	1-DAY-CLP - SINACOFI CHILE INTERBANK RATE AVG	Semi-Annually	12/12/2021	CLP	3,489,141	(96)	–	(96)
1-DAY BRL - CETIP	5.89%	Annually	01/03/2022	BRL	36,997	275	–	275
28-DAY MXN - TIIE	7.705%	Monthly	01/21/2022	MXN	6,000	12	–	12
1.46%	6-MONTH CZK - PRIBOR	Semi-Annually	03/12/2022	CZK	421,033	(258)	–	(258)
28-DAY MXN - TIIE	6.745%	Monthly	06/23/2022	MXN	49,636	86	–	86
28-DAY MXN - TIIE	6.71%	Monthly	07/07/2022	MXN	45,683	79	–	79
1-DAY BRL - CETIP	6.77%	Annually	01/02/2023	BRL	8,540	90	–	90
1-DAY BRL - CETIP	5.49%	Annually	01/02/2023	BRL	28,195	154	–	154
6-MONTH HUF - BUBOR	0.81%	Annually	09/12/2024	HUF	100,000	(1)	–	(1)
1-DAY BRL - CETIP	9.255%	Annually	01/02/2023	BRL	2,474	50	–	50
1-DAY BRL - CETIP	6.475%	Annually	01/02/2023	BRL	21,609	206	–	206
1-DAY BRL - CETIP	5.25%	Annually	01/02/2023	BRL	15,387	69	–	69
1-DAY BRL - CETIP	6.61%	Annually	01/02/2023	BRL	6,301	63	–	63
1-DAY BRL - CETIP	6.23%	Annually	01/02/2023	BRL	7,534	63	–	63
28-DAY MXN - TIIE	5.55%	Monthly	04/13/2023	MXN	66,291	54	–	54
1-DAY BRL - CETIP	6.5%	Annually	01/02/2024	BRL	6,494	47	–	47
1-DAY BRL - CETIP	.56%	Annually	01/02/2024	BRL	26,364	57	–	57
1-DAY BRL - CETIP	5.7%	Annually	01/02/2024	BRL	12,439	41	–	41
1.9865%	6-MONTH PZL - WIBOR	Semi-Annually	03/25/2024	PLN	14,495	(216)	–	(216)
6-MONTH PLN - WIBOR	.63%	Annually	03/26/2024	PLN	4,262	9	–	9
6-MONTH PLN - WIBOR	.65%	Annually	03/26/2024	PLN	3,738	8	–	8
1.7%	6-MONTH CZK - PRIBOR	Semi-Annually	06/18/2024	CZK	195,000	(430)	–	(430)
.64%	6-MONTH CZK - PRIBOR	Semi-Annually	06/21/2024	CZK	30,000	(63)	–	(63)
1-DAY BRL - CETIP	11.475%	Annually	01/02/2023	BRL	7,562	211	–	211
4.98%	1-DAY COP- COLUMBIA IBR	Quarterly	04/23/2030	COP	1,595,236	(28)	–	(28)

						$(566)	$–	$(566)

A list of open OTC swap agreements held by the Fund at May 31, 2020, is as follows:

Interest Rate Swaps

									Net Unrealized
						Notional		Upfront	Appreciation
				Termination		Amount	Value	Payments	(Depreciation)
Counterparty	Fund Pays	Fund Receives	Payment Frequency	Date	Currency	(Thousands)	(Thousands)	(Thousands)	(Thousands)

Goldman Sachs	1-DAY BRL - CETIP	12.725%	Annually	01/04/2021	BRL	13,491	$921	$–	$921
JPMorgan Chase	1-DAY BRL - CETIP	10.23%	Annually	01/04/2021	BRL	250	9	–	9
JPMorgan Chase	1-DAY BRL - CETIP	10.04%	Annually	01/04/2021	BRL	9,579	323	–	323
JPMorgan Chase	1-DAY BRL - CETIP	9.61%	Annually	01/04/2021	BRL	6,884	208	–	208
JPMorgan Chase	1-DAY BRL - CETIP	9.275%	Annually	01/04/2021	BRL	7,587	207	–	207
JPMorgan Chase	1-DAY BRL - CETIP	8.87%	Annually	01/04/2021	BRL	11,980	292	–	292
Goldman Sachs	28-DAY MXN - TIIE	5.370%	Monthly	03/17/2021	MXN	62,000	8	–	8
Goldman Sachs	3-MONTH MOSCOW PRIME OFFERED RATE - RUB	7.515%	Annually	06/10/2021	RUB	1,405,247	480	–	480
JPMorgan Chase	1.3775%	6-MONTH HUF - BUBOR	Semi-Annually	06/17/2021	HUF	875,267	(54)	–	(54)
Goldman Sachs	6-MONTH PLN - WIBOR	2.208%	Annually	11/16/2021	PLN	10,048	102	–	102
Citigroup	6-MONTH PLN - WIBOR	2.431%	Annually	12/14/2021	PLN	15,500	172	–	172
Goldman Sachs	3-MONTH MOSCOW PRIME OFFERED RATE - RUB	6.29%	Quarterly	12/14/2021	RUB	700,000	139	–	139

SEI Institutional Investments Trust / Annual Report / May 31, 2020	297

SCHEDULE OF INVESTMENTS

May 31, 2020

Emerging Markets Debt Fund (Concluded)

									Net Unrealized
						Notional		Upfront	Appreciation
				Termination		Amount	Value	Payments	(Depreciation)
Counterparty	Fund Pays	Fund Receives	Payment Frequency	Date	Currency	(Thousands)	(Thousands)	(Thousands)	(Thousands)
Goldman Sachs	1.265%	6-MONTH HUF - BUBOR	Semi-Annually	01/10/2022	HUF	2,251,935	$(97)	$–	$(97)
JPMorgan Chase	1.30%	6-MONTH HUF - BUBOR	Semi-Annually	04/06/2022	HUF	400,000	(15)	–	(15)
JPMorgan Chase	1-DAY-CLP - Sinacofi Chile Interbank Rate Avg	3.43%	Semi-Annually	05/10/2022	CLP	933,434	67	–	67
Goldman Sachs	28-DAY MXN - TIIE	5.900%	Monthly	09/12/2022	MXN	99,662	104	–	104
Goldman Sachs	6-MONTH HUF - BUBOR	0.8385%	Annually	09/21/2022	HUF	2,000,000	51	–	51
Goldman Sachs	1-DAY BRL - CETIP	11.985%	Annually	01/02/2023	BRL	3,000	305	–	305
Goldman Sachs	1-YEAR BRL-CDI	10.89%	Quarterly	01/03/2023	BRL	6,139	481	–	481
Goldman Sachs	3-MONTH MOSCOW PRIME OFFERED RATE - RUB	7.072%	Quarterly	04/02/2023	RUB	1,057,550	545	–	545
Goldman Sachs	7D CHINA FIXING REPO RATES	2.77%	Quarterly	07/05/2024	CNY	10,063	56	–	56
Goldman Sachs	7D CHINA FIXING REPO RATES	2.894%	Quarterly	10/14/2024	CNY	14,950	118	–	118
Goldman Sachs	28-DAY MXN - TIIE	6.355%	Monthly	05/21/2025	MXN	29,801	65	–	65
Goldman Sachs	28-DAY MXN - TIIE	6.205%	Monthly	12/08/2025	MXN	21,174	39	–	39
Goldman Sachs	28-DAY MXN - TIIE	6.165%	Monthly	03/05/2026	MXN	63,199	107	–	107
JPMorgan Chase	28-DAY MXN - TIIE	6.13%	Monthly	06/18/2026	MXN	47,000	74	–	74
Goldman Sachs	28-DAY MXN - TIIE	6.381%	Monthly	09/16/2026	MXN	35,000	75	–	75

							$4,782	$–	$4,782

Credit Default Swap
Upfront
						Notional		Payments/	Net Unrealized
		Buy/Sell	(Pays)/Receives	Payment	Termination	Amount	Value	Receipts	(Depreciation)
Counterparty	Reference Entity/ Obligation	Protection	Rate	Frequency	Date	(Thousands)	(Thousands)	(Thousands)	(Thousands)
JPMorgan Chase	Argentina Republic of Government	Sell	5.00%	Quarterly	06/20/2023	$(2,769)	$(1,859)	$139	$(1,999)

Cross-Currency Swaps
									Net Unrealized
						Notional		Upfront	Appreciation
			Payment	Termination		Amount	Value	Payment	(Depreciation)
Counterparty	Fund Pays	Fund Receives	Frequency	Date	Currency	(Thousands)	(Thousands)	(Thousands)	(Thousands)
JPMorgan Chase	3-MONTH USD - LIBOR	12.90%	Quarterly	10/07/2025	TRY	4,123	$(136)	$–	$(136)
JPMorgan Chase	3-MONTH USD - LIBOR	11.065%	Quarterly	12/07/2025	TRY	3,047	40	–	40

							$(96)	$–	$(96)

Percentages are based on Net Assets of $2,064,146 ($ Thousands).

*	Non-income producing security.

(A)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On May 31, 2020, the value of these securities amounted to $382,025 ($ Thousands), representing 18.5% of the Net Assets of the Fund.

(B)	Security is in default on interest payment.

(C)	Step Bonds – Represents the current rate, the step rate, the step date and the final maturity date.

(D)	Zero coupon security. The rate shown on the Schedule of Investments is the security’s effective yield at the time of purchase.

(E)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

(F)	Refer to table below for details on Options Contracts.

AUD — Australian Dollar

BADLAR — Buenos Aires Deposits of Large Amount Rate

BRL — Brazilian Real

BUBOR — Budapest Interbank Offered Rate

CETIP — Central of Custody and Financial Settlement of Securities

CJSC — Closed Joint-Stock Company

CLP — Chilean Peso

CNY — Chinese Yuan Onshore

COP — Colombian Peso

CZK — Czech Koruna

DAC — Designated Activity Company

DOP — Dominican Peso

EGP — Egyptian Pound

EUR — Euro

GHS — Ghanaian Cedi

HKD — Hong Kong Dollar

HUF — Hungarian Forint

ICE — Intercontinental Exchange

IDR — Indonesian Rupiah

INR — Indian Rupee

ILS — Israeli New Sheckels

JIBAR — Johannesburg Interbank Average Rate

JPY — Japanese Yen

JSC — Joint-Stock Company

KRW — Korean Won

298	SEI Institutional Investments Trust / Annual Report / May 31, 2020

KZT — Kazakhstani Tenge

LIBOR — London Interbank Offered Rate

LLC — Limited Liability Company

Ltd. — Limited

MTN — Medium Term Note

MXN — Mexican Peso

MYR — Malaysian Ringgit

NGN — Nigerian Naira

PEN — Peruvian Nuevo Sol

PHP — Philippine Peso

PLC — Public Limited Company

PLN — Polish Zloty

PRIBOR — Prague Interbank Offered Rate

RON — Romanian Leu

RSD — Serbian Dinar

RUB — Russian Ruble

Ser — Series

SGD — Singapore Dollar

THB — Thai Bhat

TIIE — Interbank Equilibrium Interest Rate

TRY — Turkish Lira

TWD — Taiwan Dollar

UAH — Ukrainian Hryvnia

UGX — Uganda Dollar

USD — United States Dollar

UYU — Uruguay Dollar

VAR — Variable Rate

WIBOR — Warsaw Interbank Offered Rate

ZAR — South African Rand

The following is a list of the level of inputs used as of May 31, 2020, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

	Level 1	Level 2	Level 3	Total
Investments in Securities	($)	($)	($)	($)
Global Bonds	–	1,972,252	–	1,972,252

Total Investments in Securities	–	1,972,252	–	1,972,252

	Level 1	Level 2	Level 3	Total
Other Financial Instruments	($)	($)	($)	($)
Purchased Options	29	–	–	29
Futures Contracts*
Unrealized Appreciation	2,479	–	–	2,479
Unrealized Depreciation	(131)	–	–	(131)
Forwards Contracts*
Unrealized Appreciation	–	16,308	–	16,308
Unrealized Depreciation	–	(21,096)	–	(21,096)
Centrally Cleared Swaps
Interest Rate Swaps*
Unrealized Appreciation	–	3,450	–	3,450
Unrealized Depreciation	–	(4,016)	–	(4,016)
OTC Swaps
Interest Rate Swaps*
Unrealized Appreciation	–	4,948	–	4,948
Unrealized Depreciation	–	(166)	–	(166)
Credit Default Swaps*
Unrealized Depreciation	–	(1,999)	–	(1,999)
OTC Swaps
Cross-Currency Swaps*
Unrealized Appreciation	–	40	–	40
Unrealized Depreciation	–	(136)	–	(136)

Total Other Financial Instruments	2,377	(2,667)	–	(290)

*Futures contracts, forwards contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended May 31, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2020	299

SCHEDULE OF INVESTMENTS

May 31, 2020

Real Return Fund

Sector Weightings (Unaudited)†:

†Percentages based on total investments.

Description	Face Amount (Thousands)	Market Value ($ Thousands)
U.S. TREASURY OBLIGATIONS — 99.2%
U.S. Treasury Inflation-Protected Securities
2.375%, 01/15/2025	$14,496	$16,408
0.625%, 07/15/2021	20,914	21,069
0.625%, 04/15/2023	21,337	21,869
0.625%, 01/15/2024	23,551	24,407
0.500%, 04/15/2024	16,156	16,709
0.375%, 07/15/2023	24,317	24,957
0.250%, 01/15/2025	22,812	23,552
0.125%, 01/15/2022	22,891	22,946
0.125%, 04/15/2022	23,497	23,544
0.125%, 07/15/2022	22,325	22,559
0.125%, 01/15/2023	24,504	24,746
0.125%, 07/15/2024	23,719	24,363
0.125%, 10/15/2024	17,386	17,897
0.125%, 04/15/2025	9,473	9,779

Total U.S. Treasury Obligations (Cost $288,861) ($ Thousands)		294,805

Total Investments in Securities — 99.2% (Cost $288,861) ($ Thousands)		$294,805

Percentages are based on Net Assets of $297,237 ($ Thousands).

As of May 31, 2020, all of the Fund’s investments were considered Level 2, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended May 31, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

300	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

May 31, 2020

Limited Duration Bond Fund

Sector Weightings (Unaudited)†:

†Percentages are based on total investments.

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS — 30.9%

Communication Services — 0.4%
AT&T
2.300%, 06/01/2027	$2,000	$2,029
Comcast
3.400%, 04/01/2030	870	986
Sprint Spectrum LLC
4.738%, 03/20/2025 (A)	635	673
3.360%, 09/20/2021 (A)	1,193	1,198
T-Mobile USA
3.875%, 04/15/2030 (A)	770	833

		5,719

Consumer Discretionary — 1.0%
Alimentation Couche-Tard
3.550%, 07/26/2027 (A)	400	420
Daimler Finance North America LLC
1.292%, VAR ICE LIBOR USD 3 Month+0.900%, 02/15/2022 (A)	2,190	2,113
Ford Motor Credit LLC
5.750%, 02/01/2021	1,000	1,000
5.596%, 01/07/2022	1,450	1,446
3.813%, 10/12/2021	840	817
3.219%, 01/09/2022	1,150	1,107
3.157%, 08/04/2020	565	565
2.191%, VAR ICE LIBOR USD 3 Month+0.880%, 10/12/2021	500	470
1.636%, VAR ICE LIBOR USD 3 Month+1.080%, 08/03/2022	955	869
General Motors Financial
4.200%, 03/01/2021	1,000	1,010
4.200%, 11/06/2021	1,270	1,289
3.200%, 07/06/2021	445	445
3.150%, 06/30/2022	285	284

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
NIKE
2.850%, 03/27/2030	$965	$1,074

		12,909

Consumer Staples — 1.3%
Anheuser-Busch InBev Worldwide
3.500%, 06/01/2030	975	1,071
BAT Capital
2.764%, 08/15/2022	2,109	2,173
BayCare Health System
2.560%, 11/15/2021	2,595	2,618
Bayer US Finance II LLC
3.875%, 12/15/2023 (A)	1,865	2,011
3.500%, 06/25/2021 (A)	1,500	1,533
Campbell Soup
1.371%, VAR ICE LIBOR USD 3 Month+0.630%, 03/15/2021	500	499
Conagra Brands
1.820%, VAR ICE LIBOR USD 3 Month+0.500%, 10/09/2020	1,100	1,099
Constellation Brands
1.092%, VAR ICE LIBOR USD 3 Month+0.700%, 11/15/2021	665	661
Fresenius Medical Care US Finance II
5.875%, 01/31/2022 (A)	540	573
Kraft Heinz Foods
4.000%, 06/15/2023	2,000	2,122
3.950%, 07/15/2025	1,140	1,196

		15,556

Energy — 2.6%
BP Capital Markets America
3.633%, 04/06/2030	770	864
Chevron
1.141%, 05/11/2023	4,605	4,692
Energy Transfer Partners
5.875%, 03/01/2022	250	263
Exxon Mobil
3.482%, 03/19/2030	2,080	2,352
1.571%, 04/15/2023	9,205	9,461
Kinder Morgan
5.000%, 02/15/2021 (A)	5,000	5,088
Petroleos Mexicanos
5.350%, 02/12/2028	1,200	978
Saudi Arabian Oil MTN
2.875%, 04/16/2024 (A)	9,270	9,599

		33,297

Financials — 19.4%
Avolon Holdings Funding
5.250%, 05/15/2024 (A)	30	25
3.625%, 05/01/2022 (A)	890	792

SEI Institutional Investments Trust / Annual Report / May 31, 2020	301

SCHEDULE OF INVESTMENTS

May 31, 2020

Limited Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Bank of America
3.335%, VAR ICE LIBOR USD 3 Month+0.650%, 01/25/2023	$1,000	$1,040
3.004%, VAR ICE LIBOR USD 3 Month+0.790%, 12/20/2023	750	783
2.738%, VAR ICE LIBOR USD 3 Month+0.370%, 01/23/2022	1,455	1,470
Bank of America MTN
2.369%, VAR ICE LIBOR USD 3 Month+0.660%, 07/21/2021	2,515	2,518
2.328%, VAR ICE LIBOR USD 3 Month+0.630%, 10/01/2021	9,335	9,362
Bank of Montreal
1.750%, 06/15/2021 (A)	14,800	14,988
Bank of Montreal MTN
0.837%, VAR United States Secured Overnight Financing Rate+0.680%, 03/10/2023	1,970	1,928
Bank of New York Mellon MTN
1.600%, 04/24/2025	900	931
Bank of Nova Scotia
1.875%, 04/26/2021	13,050	13,221
Canadian Imperial Bank of Commerce
2.100%, 10/05/2020	7,360	7,405
Capital One Financial
3.450%, 04/30/2021	8,155	8,330
Citibank
3.400%, 07/23/2021	250	258
Citigroup
2.900%, 12/08/2021	9,200	9,452
2.312%, VAR United States Secured Overnight Financing Rate+0.867%, 11/04/2022	7,770	7,874
Citizens Bank
2.250%, 10/30/2020	6,550	6,587
Credit Suisse NY
2.800%, 04/08/2022	5,000	5,181
DNB Boligkreditt
2.500%, 03/28/2022 (A)	6,130	6,329
Fifth Third Bancorp
1.625%, 05/05/2023	6,855	6,983
Fifth Third Bank
2.200%, 10/30/2020	3,020	3,036
General Electric MTN
0.921%, VAR ICE LIBOR USD 3 Month+0.380%, 05/05/2026	350	299
Goldman Sachs Bank
3.200%, 06/05/2020	1,000	1,000
Goldman Sachs Group
5.250%, 07/27/2021	6,905	7,238
2.625%, 04/25/2021	5,135	5,219

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Goldman Sachs Group MTN
2.905%, VAR ICE LIBOR USD 3 Month+0.990%, 07/24/2023	$500	$514
JPMorgan Chase
4.500%, 01/24/2022	460	489
3.250%, 09/23/2022	12,000	12,629
2.550%, 03/01/2021	4,036	4,091
2.522%, VAR United States Secured Overnight Financing Rate+2.040%, 04/22/2031	1,585	1,618
Lloyds Bank
6.375%, 01/21/2021	1,250	1,292
Lloyds Banking Group
3.870%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+3.500%, 07/09/2025	180	191
Metropolitan Life Global Funding I
2.950%, 04/09/2030 (A)	965	1,042
Morgan Stanley
5.750%, 01/25/2021	6,943	7,173
Morgan Stanley MTN
5.500%, 07/28/2021	1,800	1,895
2.625%, 11/17/2021	7,180	7,374
National Securities Clearing
1.200%, 04/23/2023 (A)	7,290	7,334
Nationwide Building Society MTN
3.622%, VAR ICE LIBOR USD 3 Month+1.181%, 04/26/2023 (A)	1,595	1,642
New York Life Global Funding
1.100%, 05/05/2023 (A)	4,710	4,766
New York Life Global Funding MTN
2.000%, 04/13/2021 (A)	1,000	1,015
Park Aerospace Holdings
5.250%, 08/15/2022 (A)	425	375
4.500%, 03/15/2023 (A)	460	389
3.625%, 03/15/2021 (A)	250	230
PNC Bank
0.685%, VAR ICE LIBOR USD 3 Month+0.325%, 02/24/2023	9,975	9,857
Principal Life Global Funding II
2.625%, 11/19/2020 (A)	7,170	7,223
Protective Life Global Funding
1.681%, VAR ICE LIBOR USD 3 Month+0.370%, 07/13/2020 (A)	2,090	2,092
Royal Bank of Canada
2.100%, 10/14/2020	5,000	5,030
Santander UK
3.571%, 01/10/2023	1,615	1,662
3.400%, 06/01/2021	585	601
State Street
2.825%, VAR United States Secured Overnight Financing Rate+2.690%, 03/30/2023 (A)	3,965	4,099

302	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Truist Bank
3.525%, VAR ICE LIBOR USD 3 Month+0.500%, 10/26/2021	$4,500	$4,542
Truist Financial
2.900%, 03/03/2021	4,995	5,076
Truist Financial MTN
2.200%, 03/16/2023	7,675	7,930
UBS
2.450%, 12/01/2020 (A)	6,840	6,901
US Bank
3.050%, 07/24/2020	2,160	2,164
USAA Capital
1.500%, 05/01/2023 (A)	3,080	3,136
Wells Fargo Bank
3.625%, 10/22/2021	1,000	1,038
3.325%, VAR ICE LIBOR USD 3 Month+0.490%, 07/23/2021	1,445	1,450
2.082%, VAR ICE LIBOR USD 3 Month+0.650%, 09/09/2022	1,225	1,240
Wells Fargo Bank MTN
2.625%, 07/22/2022	9,580	9,883

		250,232

Health Care — 1.8%
AbbVie
5.000%, 12/15/2021 (A)	500	526
3.750%, 11/14/2023	550	598
2.150%, 11/19/2021 (A)	8,775	8,931
Bristol-Myers Squibb
2.550%, 05/14/2021 (A)	6,760	6,901
Cigna
1.493%, VAR ICE LIBOR USD 3 Month+0.650%, 09/17/2021	1,000	995
Humana
3.850%, 10/01/2024	1,500	1,639
2.500%, 12/15/2020	855	863
Stanford Health Care
3.310%, 08/15/2030	965	1,080
Sutter Health
2.286%, 08/15/2053	1,000	1,001

		22,534

Industrials — 0.8%
AerCap Ireland Capital DAC
4.875%, 01/16/2024	580	510
3.950%, 02/01/2022	1,000	942
Air Lease
3.500%, 01/15/2022	690	660
American Airlines, Pass-Through Trust,
Ser 2011-1, Cl A 5.250%, 01/31/2021	404	333

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
BAE Systems Holdings
2.850%, 12/15/2020 (A)	$500	$502
Delta Air Lines 2002-1 Class G-1 Pass Through Trust
6.718%, 01/02/2023	292	285
General Electric
3.625%, 05/01/2030	1,190	1,177
General Electric MTN
2.219%, VAR ICE LIBOR USD 3 Month+1.000%, 04/15/2023	2,000	1,912
IHS Markit
5.000%, 11/01/2022 (A)	1,500	1,610
3.625%, 05/01/2024	430	449
Ingersoll-Rand
9.000%, 08/15/2021	750	812

		9,192

Information Technology — 0.6%
Dell International LLC
4.420%, 06/15/2021 (A)	5,520	5,623
Mastercard
3.350%, 03/26/2030	610	705
NXP BV
4.625%, 06/15/2022 (A)	430	453
4.625%, 06/01/2023 (A)	620	669
4.125%, 06/01/2021 (A)	930	957

		8,407

Materials — 0.1%
Bemis
4.500%, 10/15/2021	1,590	1,634

Real Estate — 1.1%
Boston Properties
4.125%, 05/15/2021	1,000	1,021
Camden Property Trust
2.950%, 12/15/2022	1,490	1,530
CyrusOne
2.900%, 11/15/2024	1,430	1,437
Digital Realty Trust
3.950%, 07/01/2022	500	523
3.625%, 10/01/2022	460	477
Essex Portfolio
5.200%, 03/15/2021	1,000	1,016
GLP Capital
5.375%, 11/01/2023	2,803	2,810
Healthcare Realty Trust
3.750%, 04/15/2023	750	753
Healthpeak Properties
4.250%, 11/15/2023	105	110
3.150%, 08/01/2022	585	589

SEI Institutional Investments Trust / Annual Report / May 31, 2020	303

SCHEDULE OF INVESTMENTS

May 31, 2020

Limited Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Highwoods Realty
3.200%, 06/15/2021	$1,166	$1,176
Kilroy Realty
3.450%, 12/15/2024	395	396
Kimco Realty
3.400%, 11/01/2022	1,350	1,394
Realty Income
3.250%, 10/15/2022	1,000	1,044
Welltower
3.750%, 03/15/2023	500	517

		14,793

Sovereign — 1.0%
Inter-American Development Bank MTN
1.750%, 09/14/2022	13,000	13,410

Utilities — 0.8%
Dominion Energy
3.300%, 03/15/2025	1,570	1,693
2.450%, 01/15/2023 (A)	500	518
LG&E & KU Energy LLC
3.750%, 11/15/2020	1,000	1,005
NextEra Energy Capital Holdings
1.036%, VAR ICE LIBOR USD 3 Month+0.480%, 05/04/2021	2,000	1,998
Oncor Electric Delivery LLC
5.750%, 09/30/2020	500	508
Sempra Energy
1.719%, VAR ICE LIBOR USD 3 Month+0.500%, 01/15/2021	3,955	3,937

		9,659

Total Corporate Obligations (Cost $391,094) ($ Thousands)		397,342

MORTGAGE-BACKED SECURITIES — 27.9%

Agency Mortgage-Backed Obligations — 19.0%
FHLMC
4.500%, 09/01/2026	708	755
4.000%, 03/01/2026	282	300
3.000%, 09/01/2029	4,774	5,038
2.500%, 09/01/2027 to 12/01/2027	22,699	23,817
FHLMC ARM
3.611%, VAR ICE LIBOR USD 12 Month+1.536%, 03/01/2037	55	58
FHLMC CMO, Ser 2004-2761, Cl FT
0.534%, VAR LIBOR USD 1 Month+0.350%, 12/15/2033	306	303
FHLMC CMO, Ser 2005-2922, Cl FE
0.434%, VAR LIBOR USD 1 Month+0.250%, 02/15/2035	953	949

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FHLMC CMO, Ser 2005-2990, Cl LK
0.554%, VAR LIBOR USD 1 Month+0.370%, 10/15/2034	$1,254	$1,253
FHLMC CMO, Ser 2005-3066, Cl PF
0.484%, VAR LIBOR USD 1 Month+0.300%, 04/15/2035	545	546
FHLMC CMO, Ser 2006-3102, Cl FB
0.484%, VAR LIBOR USD 1 Month+0.300%, 01/15/2036	701	700
FHLMC CMO, Ser 2006-3136, Cl KF
0.484%, VAR LIBOR USD 1 Month+0.300%, 04/15/2036	635	633
FHLMC CMO, Ser 2008-3419, Cl FA
0.754%, VAR LIBOR USD 1 Month+0.570%, 08/15/2037	106	106
FHLMC CMO, Ser 2009-3616, Cl FG
0.834%, VAR LIBOR USD 1 Month+0.650%, 03/15/2032	576	582
FHLMC CMO, Ser 2010-3747, Cl PA
4.000%, 04/15/2038	55	55
FHLMC CMO, Ser 2010-3762, Cl FP
0.634%, VAR LIBOR USD 1 Month+0.450%, 03/15/2040	156	156
FHLMC CMO, Ser 2010-3774, Cl EW
3.500%, 12/15/2025	548	576
FHLMC CMO, Ser 2011-3817, Cl MA
4.500%, 10/15/2037	802	815
FHLMC CMO, Ser 2011-3820, Cl DB
4.000%, 11/15/2038	1,205	1,244
FHLMC CMO, Ser 2011-3820, Cl GJ
3.500%, 12/15/2039	275	285
FHLMC CMO, Ser 2011-3867, Cl FN
0.534%, VAR LIBOR USD 1 Month+0.350%, 04/15/2040	197	197
FHLMC CMO, Ser 2011-3895, Cl FM
0.534%, VAR LIBOR USD 1 Month+0.350%, 12/15/2040	931	929
FHLMC CMO, Ser 2011-3940, Cl PF
0.534%, VAR LIBOR USD 1 Month+0.350%, 05/15/2040	1,276	1,274
FHLMC CMO, Ser 2011-3946, Cl FG
0.534%, VAR LIBOR USD 1 Month+0.350%, 10/15/2039	172	172
FHLMC CMO, Ser 2011-3960, Cl JF
0.634%, VAR LIBOR USD 1 Month+0.450%, 04/15/2041	397	397
FHLMC CMO, Ser 2012-4046, Cl PA
2.500%, 05/15/2027	687	710
FHLMC CMO, Ser 2012-4048, Cl GF
0.534%, VAR LIBOR USD 1 Month+0.350%, 10/15/2040	413	413

304	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FHLMC CMO, Ser 2012-4094, Cl BF
0.584%, VAR LIBOR USD 1 Month+0.400%, 08/15/2032	$874	$872
FHLMC CMO, Ser 2012-4095, Cl FB
0.584%, VAR LIBOR USD 1 Month+0.400%, 04/15/2039	320	320
FHLMC CMO, Ser 2012-4102, Cl LF
0.434%, VAR LIBOR USD 1 Month+0.250%, 01/15/2040	273	273
FHLMC CMO, Ser 2012-4145, Cl UC
1.500%, 12/15/2027	4,484	4,550
FHLMC CMO, Ser 2013-4165, Cl TE
1.750%, 12/15/2042	435	441
FHLMC CMO, Ser 2013-4203, Cl DM
3.000%, 04/15/2033	449	475
FHLMC CMO, Ser 2013-4220, Cl KC
1.500%, 05/15/2032	2,401	2,446
FHLMC CMO, Ser 2013-4223, Cl LA
3.000%, 06/15/2040	1,843	1,889
FHLMC CMO, Ser 2013-4247, Cl AK
4.500%, 12/15/2042	292	309
FHLMC CMO, Ser 2013-4253, Cl PA
3.500%, 08/15/2041	748	769
FHLMC CMO, Ser 2013-4262, Cl AB
2.500%, 01/15/2031	1,246	1,239
FHLMC CMO, Ser 2014-4379, Cl CD
2.500%, 04/15/2033	654	673
FHLMC CMO, Ser 2014-4384, Cl LA
3.500%, 09/15/2040	861	886
FHLMC CMO, Ser 2014-4387, Cl JA
3.000%, 06/15/2040	1,522	1,538
FHLMC CMO, Ser 2015-4482, Cl CA
3.000%, 04/15/2034	744	783
FHLMC Multifamily Structured Pass Through Certificates,Ser KJ17, Cl A1
2.404%, 10/25/2024	413	423
FHLMC Multifamily Structured Pass Through Certificates, Ser KJ26, Cl A1
2.135%, 07/25/2025	4,432	4,566
FHLMC Multifamily Structured Pass Through Certificates,Ser KSMC, Cl A2
2.615%, 01/25/2023	1,500	1,568
FHLMC Multifamily Structured Pass-Through Certificates,Ser J22F, Cl A1
3.454%, 05/25/2023	385	394
FHLMC Multifamily Structured Pass-Through Certificates,Ser K018, Cl A2
2.789%, 01/25/2022	1,669	1,712
FHLMC Multifamily Structured Pass-Through Certificates,Ser K020, Cl A2
2.373%, 05/25/2022	900	925

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FHLMC Multifamily Structured Pass-Through Certificates,Ser K026, Cl A2
2.510%, 11/25/2022	$4,708	$4,893
FHLMC Multifamily Structured Pass-Through Certificates,Ser K027, Cl A2
2.637%, 01/25/2023	6,020	6,285
FHLMC Multifamily Structured Pass-Through Certificates,Ser K504, Cl A2
2.566%, 09/25/2020 (B)	385	385
FHLMC Multifamily Structured Pass-Through Certificates,Ser K715, Cl A2
2.856%, 01/25/2021	4,824	4,869
FHLMC Multifamily Structured Pass-Through Certificates,Ser K722, Cl A1
2.183%, 05/25/2022	3,919	3,999
FHLMC Multifamily Structured Pass-Through Certificates,Ser KJ08, Cl A2
2.356%, 08/25/2022	1,560	1,594
FHLMC Multifamily Structured Pass-Through Certificates,Ser KJ13, Cl A2
2.864%, 08/25/2022	1,141	1,181
FHLMC Multifamily Structured Pass-Through Certificates,Ser KJ24, Cl A1
2.283%, 05/25/2026	4,796	5,054
FHLMC Multifamily Structured Pass-Through Certificates,Ser Q004, Cl AFL
2.431%, VAR 12 Month Treas Avg+0.740%, 05/25/2044	976	975
FHLMC REMIC CMO, Ser 2015-4479, Cl HA
3.750%, 05/15/2039	2,822	2,942
FNMA
6.000%, 02/01/2023	563	586
4.500%, 05/01/2024	366	388
4.450%, 04/01/2021 (B)	124	125
4.342%, 06/01/2021 (B)	700	722
4.160%, 07/01/2021	2,695	2,765
3.795%, 12/01/2020 (B)	1,602	1,618
3.430%, 10/01/2023	1,361	1,453
3.000%, 10/01/2027	2,852	3,007
2.918%, 01/01/2026 (B)	2,046	2,219
2.500%, 12/01/2027 to 08/01/2031	10,059	10,554
2.240%, 12/01/2022	9,541	9,810
1.870%, 07/01/2021	1,672	1,694
FNMA ACES, Ser 2016-M11, Cl AL
2.944%, 07/25/2039	1,303	1,326
FNMA CMO, Ser 2004-94, Cl HF
0.468%, VAR LIBOR USD 1 Month+0.300%, 10/25/2034	192	193
FNMA CMO, Ser 2005-83, Cl FP
0.498%, VAR LIBOR USD 1 Month+0.330%, 10/25/2035	1,054	1,050

SEI Institutional Investments Trust / Annual Report / May 31, 2020	305

SCHEDULE OF INVESTMENTS

May 31, 2020

Limited Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FNMA CMO, Ser 2006-31, Cl FP
0.468%, VAR LIBOR USD 1 Month+0.300%, 05/25/2036	$196	$194
FNMA CMO, Ser 2006-56, Cl FE
0.598%, VAR LIBOR USD 1 Month+0.430%, 07/25/2036	893	893
FNMA CMO, Ser 2007-98, Cl FD
0.618%, VAR LIBOR USD 1 Month+0.450%, 06/25/2037	479	479
FNMA CMO, Ser 2008-24, Cl PF
0.818%, VAR LIBOR USD 1 Month+0.650%, 02/25/2038	315	318
FNMA CMO, Ser 2010-43, Cl VF
0.718%, VAR LIBOR USD 1 Month+0.550%, 05/25/2040	723	727
FNMA CMO, Ser 2011-115, Cl MB
2.500%, 11/25/2026	519	537
FNMA CMO, Ser 2011-87, Cl JA
3.000%, 06/25/2040	2,462	2,517
FNMA CMO, Ser 2011-M2, Cl A3
3.764%, 04/25/2021	2,038	2,066
FNMA CMO, Ser 2012-111, Cl NF
0.518%, VAR LIBOR USD 1 Month+0.350%, 05/25/2042	1,105	1,102
FNMA CMO, Ser 2012-121, Cl GA
1.750%, 08/25/2039	4,379	4,416
FNMA CMO, Ser 2012-20, Cl BD
2.000%, 01/25/2031	2,764	2,834
FNMA CMO, Ser 2012-54, Cl CF
0.868%, VAR LIBOR USD 1 Month+0.700%, 05/25/2042	472	475
FNMA CMO, Ser 2012-93, Cl GF
0.418%, VAR LIBOR USD 1 Month+0.250%, 07/25/2040	196	196
FNMA CMO, Ser 2012-98, Cl MA
2.000%, 08/25/2031	9,136	9,376
FNMA CMO, Ser 2013-104, Cl JA
3.000%, 12/25/2030	414	425
FNMA CMO, Ser 2013-116, Cl CB
2.500%, 04/25/2033	762	792
FNMA CMO, Ser 2013-135, Cl KM
2.500%, 03/25/2028	834	853
FNMA CMO, Ser 2013-53, Cl CL
3.000%, 06/25/2037	474	478
FNMA CMO, Ser 2013-55, Cl MK
2.000%, 12/25/2032	3,849	3,969
FNMA CMO, Ser 2013-6, Cl MC
2.000%, 02/25/2040	424	428
FNMA CMO, Ser 2013-85, Cl AG
2.500%, 08/25/2028	822	857
FNMA CMO, Ser 2014-30, Cl KD
2.500%, 05/25/2033	1,544	1,605

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FNMA CMO, Ser 2014-33, Cl AH
3.000%, 06/25/2029	$746	$777
FNMA CMO, Ser 2015-18, Cl HB
2.500%, 09/25/2041	2,096	2,138
FNMA CMO, Ser 2016-48, Cl UF
0.568%, VAR LIBOR USD 1 Month+0.400%, 08/25/2046	381	380
FNMA CMO, Ser 2020-10, Cl FA
0.668%, VAR ICE LIBOR USD 1 Month+0.500%, 03/25/2050	4,680	4,691
FNMA CMO, Ser 2020-9, Cl D
6.500%, 09/25/2027	3,830	4,117
FNMA REMIC CMO, Ser 2019-79, Cl FA
0.668%, VAR ICE LIBOR USD 1 Month+0.500%, 01/25/2050	1,089	1,092
FNMA TBA
3.000%, 06/25/2027 to 07/01/2042	4,480	4,706
2.500%, 07/01/2027 to 07/18/2168	14,475	15,046
FNMA, Ser 2010-M7, Cl FA
0.768%, VAR ICE LIBOR USD 1 Month+0.600%, 11/25/2020	11	11
FNMA, Ser 2010-M7, Cl A2
3.655%, 11/25/2020	59	60
FNMA, Ser 2012-M9, Cl A2
2.482%, 04/25/2022	1,228	1,253
FNMA, Ser 2014-M2, Cl ASV2
2.777%, 06/25/2021 (B)	504	508
FNMA, Ser 2016-M9, Cl FA
1.308%, VAR ICE LIBOR USD 1 Month+0.590%, 09/25/2023	812	810
FNMA, Ser 2017-M14, Cl A1
2.876%, 11/25/2027 (B)	1,590	1,727
FREMF Mortgage Trust, Ser 2011-K11, Cl B
4.418%, 12/25/2048 (A)(B)	3,518	3,538
FREMF Mortgage Trust, Ser 2011-K12, Cl B
4.339%, 01/25/2046 (A)(B)	5,605	5,644
GNMA
3.000%, 01/20/2027 to 02/20/2030	3,695	3,892
GNMA ARM
3.000%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+1.500%, 02/20/2041	178	185
GNMA CMO, Ser 2007-1, Cl F
0.471%, VAR LIBOR USD 1 Month+0.300%, 01/20/2037	665	663
GNMA CMO, Ser 2010-158, Cl HA
3.500%, 10/20/2039	357	369
GNMA CMO, Ser 2010-162, Cl PQ
4.500%, 06/16/2039	2	2
GNMA CMO, Ser 2010-98, Cl QF
0.571%, VAR LIBOR USD 1 Month+0.400%, 01/20/2040	1,324	1,325

306	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
GNMA CMO, Ser 2011-151, Cl BF
0.521%, VAR LIBOR USD 1 Month+0.350%, 04/20/2041	$653	$652
GNMA CMO, Ser 2012-77, Cl FM
0.852%, VAR LIBOR USD 1 Month+0.670%, 11/16/2039	1,089	1,097
GNMA CMO, Ser 2013-124, Cl CP
2.500%, 06/20/2041	1,117	1,134
GNMA CMO, Ser 2014-20, Cl MU
3.000%, 07/20/2042	6,233	6,524
GNMA CMO, Ser 2015-45, Cl AG
2.500%, 02/16/2041	2,474	2,537
GNMA, Ser 2008-92, Cl E
5.556%, 03/16/2044 (B)	807	835
GNMA, Ser 2010-159, Cl D
4.287%, 09/16/2044 (B)	1,610	1,642
GNMA, Ser 2013-12, Cl AB
1.826%, 11/16/2052	1,142	1,154
Mortgage-Linked Amortizing Notes, Ser 2012-1, Cl A10
2.060%, 01/15/2022	655	661

		243,708

Mortgage Related Securities — 0.9%
ABFC Trust, Ser 2005-HE2, Cl M3
0.948%, VAR ICE LIBOR USD 1 Month+0.780%, 06/25/2035	1,444	1,434
Aegis Asset-Backed Securities Trust, Ser 2005-5, Cl 2A
0.418%, VAR ICE LIBOR USD 1 Month+0.250%, 12/25/2035	444	442
Bear Stearns Asset Backed Securities I Trust, Ser 2005-HE11, Cl M2
0.843%, VAR ICE LIBOR USD 1 Month+0.675%, 11/25/2035	1,126	1,093
GSAA Trust, Ser 2005-10, Cl M4
0.818%, VAR ICE LIBOR USD 1 Month+0.650%, 06/25/2035	2,079	2,055
New Century Home Equity Loan Trust, Ser 2005-2, Cl M2
0.843%, VAR ICE LIBOR USD 1 Month+0.675%, 06/25/2035	57	57
New Century Home Equity Loan Trust, Ser 2005-4, Cl M2
0.678%, VAR ICE LIBOR USD 1 Month+0.510%, 09/25/2035	1,239	1,233
Option One Mortgage Loan Trust, Ser 2005-4, Cl M1
0.828%, VAR ICE LIBOR USD 1 Month+0.660%, 11/25/2035	1,005	1,000

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Option One Mortgage Loan Trust, Ser 2006-1, Cl 1A1
0.388%, VAR ICE LIBOR USD 1 Month+0.220%, 01/25/2036	$402	$396
RASC Trust, Ser 2006-KS6, Cl A4
0.418%, VAR ICE LIBOR USD 1 Month+0.250%, 08/25/2036	1,741	1,709
Terwin Mortgage Trust, Ser 2006-3, Cl 1A2
0.398%, VAR ICE LIBOR USD 1 Month+0.230%, 04/25/2037 (A)	911	898

		10,317

Non-Agency Mortgage-Backed Obligations — 8.0%
20 Times Square Trust, Ser 2018-20TS, Cl B
3.100%, 05/15/2035 (A)(B)	605	563
Agate Bay Mortgage Trust, Ser 2015-2, Cl A7
3.500%, 03/25/2045 (A)(B)	475	476
Agate Bay Mortgage Trust, Ser 2015-5, Cl A5
3.500%, 07/25/2045 (A)(B)	1,318	1,332
Americold LLC, Ser 2010-ARTA, Cl A1
3.847%, 01/14/2029 (A)	633	634
BBCMS Trust, Ser 2013-TYSN, Cl A2
3.756%, 09/05/2032 (A)	3,331	3,332
BBCMS Trust, Ser 2015-MSQ, Cl D
3.990%, 09/15/2032 (A)(B)	220	215
BCAP LLC Trust, Ser 2015-RR5, Cl 1A3
2.100%, 08/26/2036 (A)(B)	673	667
BENCHMARK Mortgage Trust, Ser 2018-B4, Cl A1
3.125%, 07/15/2051	567	580
BX Commercial Mortgage Trust, Ser 2018-IND, Cl A
0.934%, VAR ICE LIBOR USD 1 Month+0.750%, 11/15/2035 (A)	1,645	1,604
BX Commercial Mortgage Trust, Ser 2019-XL, Cl B
1.264%, VAR ICE LIBOR USD 1 Month+1.080%, 10/15/2036 (A)	2,489	2,405
BX Commercial Mortgage Trust, Ser 2020-BXLP, Cl A
0.984%, VAR ICE LIBOR USD 1 Month+0.800%, 12/15/2036 (A)	1,000	967
CHC Commercial Mortgage Trust, Ser 2019-CHC, Cl A
1.304%, VAR ICE LIBOR USD 1 Month+1.120%, 06/15/2034 (A)	2,949	2,839
Citigroup Commercial Mortgage Trust, Ser 2015-GC31, Cl AAB
3.431%, 06/10/2048	1,900	1,983
Citigroup Mortgage Loan Trust, Ser 2012-8, Cl 3A1
4.101%, 09/25/2037 (A)(B)	555	555

SEI Institutional Investments Trust / Annual Report / May 31, 2020	307

SCHEDULE OF INVESTMENTS

May 31, 2020

Limited Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
COMM Mortgage Trust, Ser 2012-CR2, Cl A4
3.147%, 08/15/2045	$1,000	$1,027
COMM Mortgage Trust, Ser 2013-CR11, Cl ASB
3.660%, 08/10/2050	308	318
COMM Mortgage Trust, Ser 2013-LC6, Cl ASB
2.478%, 01/10/2046	1,370	1,383
COMM Mortgage Trust, Ser 2014-UBS5, Cl A2
3.031%, 09/10/2047	302	303
COMM Mortgage Trust, Ser 2014-UBS6, Cl ASB
3.387%, 12/10/2047	1,836	1,908
COMM Mortgage Trust, Ser 2015-LC23, Cl A1
1.811%, 10/10/2048	10	10
Commercial Mortgage Trust, Ser 2013-CR9, Cl ASB
3.834%, 07/10/2045	1,019	1,054
Core Mortgage Trust, Ser 2019-CORE, Cl A
1.064%, VAR ICE LIBOR USD 1 Month+0.880%, 12/15/2031 (A)	500	481
Credit Suisse Commercial Mortgage Securities, Ser 2019-SKLZ, Cl A
1.434%, VAR ICE LIBOR USD 1 Month+1.250%, 01/15/2034 (A)	2,925	2,747
Credit Suisse Mortgage Capital Certificates, Ser 2019-ICE4, Cl A
1.164%, VAR ICE LIBOR USD 1 Month+0.980%, 05/15/2036 (A)	2,925	2,857
Credit Suisse Mortgage Capital Certificates, Ser 2019-ICE4, Cl B
1.414%, VAR ICE LIBOR USD 1 Month+1.230%, 05/15/2036 (A)	5,520	5,340
CSMLT Trust, Ser 2015-1, Cl A3
3.500%, 05/25/2045 (A)(B)	541	542
DBCG Mortgage Trust, Ser 2017-BBG, Cl A
0.884%, VAR ICE LIBOR USD 1 Month+0.700%, 06/15/2034 (A)	2,400	2,328
DBRR Trust, Ser 2011-LC2, Cl A4A
4.537%, 07/12/2044 (A)(B)	1,748	1,769
DBUBS Mortgage Trust, Ser 2011-LC2A, Cl A1FL
1.548%, VAR ICE LIBOR USD 1 Month+1.350%, 07/12/2044 (A)	366	367
FHLMC Whole Loan Securities Trust, Ser 2017-SC02, Cl 2A1
3.500%, 05/25/2047	627	635
Flagstar Mortgage Trust, Ser 2018-4, Cl A4
4.000%, 07/25/2048 (A)(B)	274	275
Flagstar Mortgage Trust, Ser 2018-5, Cl A7
4.000%, 09/25/2048 (A)(B)	241	242
Gosforth Funding, Ser 2018-1A, Cl A1
0.810%, VAR ICE LIBOR USD 3 Month+0.450%, 08/25/2060 (A)	589	587

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
GRACE Mortgage Trust, Ser 2014-GRCE, Cl B
3.520%, 06/10/2028 (A)	$200	$201
GRACE Mortgage Trust, Ser 2014-GRCE, Cl A
3.369%, 06/10/2028 (A)	1,000	1,011
GS Mortgage Securities II, Ser 2018-GS10, Cl A1
3.199%, 07/10/2051	1,261	1,295
GS Mortgage Securities Trust, Ser 2011-GC5, Cl A3
3.817%, 08/10/2044	1,408	1,418
GS Mortgage Securities Trust, Ser 2012-GC6, Cl A3
3.482%, 01/10/2045	558	569
GS Mortgage Securities Trust, Ser 2013-GC13, Cl AAB
3.719%, 07/10/2046 (B)	635	654
GS Mortgage Securities Trust, Ser 2013-GC14, Cl AAB
3.817%, 08/10/2046	815	841
GS Mortgage Securities Trust, Ser 2017-GS5, Cl A1
2.045%, 03/10/2050	669	669
GS Mortgage-Backed Securities Trust, Ser 2018-RPL1, Cl A1A
3.750%, 10/25/2057 (A)	1,673	1,740
HSI Asset Securitization Trust, Ser 2005-NC1, Cl M1
0.933%, VAR ICE LIBOR USD 1 Month+0.765%, 07/25/2035	784	797
JPMBB Commercial Mortgage Securities Trust, Ser 2013-C17, Cl ASB
3.705%, 01/15/2047	297	309
JPMBB Commercial Mortgage Securities Trust, Ser 2014-C21, Cl ASB
3.428%, 08/15/2047	863	892
JPMBB Commercial Mortgage Securities Trust, Ser 2014-C26, Cl ASB
3.288%, 01/15/2048	2,217	2,291
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2011-C5, Cl A3
4.171%, 08/15/2046	706	722
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2012-C8, Cl ASB
2.379%, 10/15/2045	768	776
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2013-LC11, Cl A5
2.960%, 04/15/2046	645	664
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2013-LC11, Cl ASB
2.554%, 04/15/2046	1,189	1,204
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2017-1, Cl A5
3.500%, 01/25/2047 (A)(B)	3,036	3,075

308	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Description		Face Amount (Thousands)		Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Mortgage Trust, Ser 2015-3, Cl A5
3.500%, 05/25/2045 (A)(B)	$	928	$	931
JPMorgan Mortgage Trust, Ser 2017-2, Cl A5
3.500%, 05/25/2047 (A)(B)		782		792
JPMorgan Mortgage Trust, Ser 2017-4, Cl A6
3.000%, 11/25/2048 (A)(B)		1,267		1,277
Merrill Lynch Mortgage Investors Trust, Ser 2004-A, Cl A1
0.628%, VAR ICE LIBOR USD 1 Month+0.460%, 04/25/2029		431		401
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2013-C13, Cl ASB
3.557%, 11/15/2046		392		403
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2013-C7, Cl A4
2.918%, 02/15/2046		830		851
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2014-C15, Cl A3
3.773%, 04/15/2047		375		400
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2015-C26, Cl ASB
3.323%, 10/15/2048		780		813
Morgan Stanley Capital Barclays Bank Trust, Ser 2016-MART, Cl A
2.200%, 09/13/2031 (A)		900		895
Morgan Stanley Capital I Trust, Ser 2011-C3, Cl A4
4.118%, 07/15/2049		1,207		1,230
Morgan Stanley Capital I Trust, Ser 2014-CPT, Cl A
3.350%, 07/13/2029 (A)		3,985		4,060
Morgan Stanley Capital I Trust, Ser 2014-MP, Cl A
3.469%, 08/11/2033 (A)		2,890		2,955
SBALR Commercial Mortgage Trust, Ser 2020-RR1, Cl A1
2.025%, 02/13/2053		1,398		1,387
Sequoia Mortgage Trust, Ser 2017-4, Cl A4
3.500%, 07/25/2047 (A)(B)		296		298
Sequoia Mortgage Trust, Ser 2017-CH1, Cl A11
3.500%, 08/25/2047 (A)(B)		700		705
Sequoia Mortgage Trust, Ser 2018-CH1, Cl A10
4.000%, 02/25/2048 (A)(B)		954		964
UBS Commercial Mortgage Trust, Ser 2018-C11, Cl A1
3.211%, 06/15/2051		421		430
UBS Commercial Mortgage Trust, Ser 2019-C16, Cl A1
2.739%, 04/15/2052		1,962		1,991
UBS-Barclays Commercial Mortgage Trust, Ser 2012-C4, Cl A4
2.792%, 12/10/2045		2,500		2,532

Description		Face Amount (Thousands)		Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
VNDO Mortgage Trust, Ser 2012-6AVE, Cl A
2.996%, 11/15/2030 (A)	$	3,980	$	4,062
VNDO Mortgage Trust, Ser 2013-PENN, Cl A
3.808%, 12/13/2029 (A)		800		803
WaMu Mortgage Pass-Through Certificates, Ser 2005-AR15, Cl A1A1
0.428%, VAR ICE LIBOR USD 1 Month+0.260%, 11/25/2045		1,575		1,462
Wells Fargo Commercial Mortgage Trust, Ser 2016-C33, Cl A2
2.785%, 03/15/2059		698		702
Wells Fargo Commercial Mortgage Trust, Ser 2016-C34, Cl A2
2.603%, 06/15/2049		2,155		2,165
Wells Fargo Commercial Mortgage Trust, Ser 2016-C35, Cl A2
2.495%, 07/15/2048		1,085		1,093
Wells Fargo Commercial Mortgage Trust, Ser 2016-C36, Cl A2
2.504%, 11/15/2059		770		776
Wells Fargo Commercial Mortgage Trust, Ser 2016-LC24, Cl A2
2.501%, 10/15/2049		919		923
Wells Fargo Commercial Mortgage Trust, Ser 2016-NXS5, Cl A2
2.711%, 01/15/2059		447		449
Wells Fargo Commercial Mortgage Trust, Ser 2020-C56, Cl A1
1.341%, 06/15/2053		2,065		2,065
Wells Fargo Mortgage Backed Securities Trust, Ser 2019-1, Cl A7
4.000%, 11/25/2048 (A)(B)		362		363
WFRBS Commercial Mortgage Trust, Ser 2013-C11, Cl A4
3.037%, 03/15/2045		1,750		1,802
WFRBS Commercial Mortgage Trust, Ser 2014-LC14, Cl A3FL
0.934%, VAR ICE LIBOR USD 1 Month+0.750%, 03/15/2047 (A)		1,369		1,367

				102,800

Total Mortgage-Backed Securities (Cost $353,215) ($ Thousands)				356,825

U.S. TREASURY OBLIGATIONS — 19.7%
U.S. Treasury Bills
1.542%, 07/16/2020 (C)		1,085		1,085
0.232%, 09/10/2020 (C) (D)		382		382
0.161%, 11/27/2020 (C)		1,000		999
0.151%, 11/12/2020 (C)		15,000		14,989
0.140%, 10/20/2020 (C)		28,090		28,072
0.140%, 11/19/2020 (C)		3,095		3,092

SEI Institutional Investments Trust / Annual Report / May 31, 2020	309

SCHEDULE OF INVESTMENTS

May 31, 2020

Limited Duration Bond Fund (Continued)

Description		Face Amount (Thousands)		Market Value ($ Thousands)
U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Inflation-Protected Securities
0.625%, 04/15/2023	$	8,313	$	8,521
0.500%, 04/15/2024		22,792		23,572
0.125%, 01/15/2023		22,505		22,727
U.S. Treasury Notes
1.750%, 09/30/2022		72,275		74,921
1.375%, 10/15/2022		23,600		24,268
0.375%, 04/30/2025		21,480		21,548
0.125%, 04/30/2022		23,950		23,933
0.125%, 05/31/2022		5,190		5,186

Total U.S. Treasury Obligations (Cost $249,428) ($ Thousands)				253,295

ASSET-BACKED SECURITIES — 18.4%
Automotive — 5.6%
ARI Fleet Lease Trust, Ser 2020-A, Cl B
2.060%, 11/15/2028 (A)		1,075		1,026
CarMax Auto Owner Trust, Ser 2018-2, Cl A3
2.980%, 01/17/2023		999		1,014
CarMax Auto Owner Trust, Ser 2020-1, Cl A3
1.890%, 12/16/2024		2,510		2,579
Chesapeake Funding II LLC, Ser 2017-4A, Cl B
2.590%, 11/15/2029 (A)		4,395		4,319
Chesapeake Funding II LLC, Ser 2019-1A, Cl A1
2.940%, 04/15/2031 (A)		4,713		4,751
CPS Auto Receivables Trust, Ser 2019-B, Cl A
2.890%, 05/16/2022 (A)		752		754
Credit Acceptance Auto Loan Trust, Ser 2017-3A, Cl A
2.650%, 06/15/2026 (A)		919		921
Credit Acceptance Auto Loan Trust, Ser 2018-1A, Cl A
3.010%, 02/16/2027 (A)		863		866
Credit Acceptance Auto Loan Trust, Ser 2019-3A, Cl A
2.380%, 11/15/2028 (A)		2,350		2,333
Credit Acceptance Auto Loan Trust, Ser 2019-3A, Cl B
2.860%, 01/16/2029 (A)		500		493
Drive Auto Receivables Trust, Ser 2019-2, Cl A3
3.040%, 03/15/2023		2,344		2,354
Drive Auto Receivables Trust, Ser 2019-2, Cl B
3.170%, 11/15/2023		2,250		2,273
Drive Auto Receivables Trust, Ser 2019-4, Cl B
2.230%, 01/16/2024		3,825		3,843

Description		Face Amount (Thousands)		Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
DT Auto Owner Trust, Ser 2019-4A, Cl B
2.360%, 01/16/2024 (A)	$	3,260	$	3,289
Enterprise Fleet Financing LLC, Ser 2019-1, Cl A2
2.980%, 10/20/2024 (A)		1,224		1,241
First Investors Auto Owner Trust, Ser 2018-1A, Cl A2
3.220%, 01/17/2023 (A)		1,552		1,555
Ford Credit Auto Owner Trust, Ser 2017-2, Cl A
2.360%, 03/15/2029 (A)		4,385		4,427
GM Financial Automobile Leasing Trust, Ser 2018-3, Cl B
3.480%, 07/20/2022		2,105		2,134
GM Financial Consumer Automobile Receivables Trust, Ser 2018-1, Cl B
2.570%, 07/17/2023		1,400		1,425
GM Financial Consumer Automobile Receivables Trust, Ser 2018-4, Cl A3
3.210%, 10/16/2023		5,005		5,133
Harley-Davidson Motorcycle Trust, Ser 2020-A, Cl A3
1.870%, 10/15/2024		4,805		4,868
Prestige Auto Receivables Trust, Ser 2019-1A, Cl A2
2.440%, 07/15/2022 (A)		1,215		1,220
Santander Consumer Auto Receivables Trust, Ser 2020-AA, Cl A
1.370%, 10/15/2024 (A)		6,000		5,999
Tidewater Auto Receivables Trust, Ser 2018-AA, Cl A2
3.120%, 07/15/2022 (A)		71		72
Tidewater Auto Receivables Trust, Ser 2020-AA, Cl A2
1.390%, 08/15/2024 (A)		7,460		7,412
Tidewater Auto Receivables Trust, Ser 2020-AA, Cl B
1.610%, 03/17/2025 (A)		3,600		3,499
World Omni Select Auto Trust, Ser 2018-1A, Cl B
3.680%, 07/15/2023 (A)		1,660		1,680

				71,480

Credit Cards — 4.9%
American Express Credit Account Master Trust, Ser 2019-1, Cl A
2.870%, 10/15/2024		9,280		9,684
American Express Credit Account Master Trust, Ser 2019-2, Cl A
2.670%, 11/15/2024		6,400		6,659
Capital One Multi-Asset Execution Trust, Ser 2019-A1, Cl A1
2.840%, 12/15/2024		5,230		5,445

310	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Description		Face Amount (Thousands)		Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Capital One Multi-Asset Execution Trust, Ser 2019-A2, Cl A2
1.720%, 08/15/2024	$	6,235	$	6,396
Citibank Credit Card Issuance Trust, Ser 2018-A1, Cl A1
2.490%, 01/20/2023		4,600		4,661
Citibank Credit Card Issuance Trust, Ser 2018-A6, Cl A6
3.210%, 12/07/2024		3,200		3,415
Discover Card Execution Note Trust, Ser 2019-A1, Cl A1
3.040%, 07/15/2024		4,615		4,806
Evergreen Credit Card Trust, Ser 2019-2, Cl A
1.900%, 09/15/2024 (A)		3,795		3,800
Synchrony Card Funding LLC, Ser 2019-A1, Cl A
2.950%, 03/15/2025		8,085		8,287
Synchrony Card Funding LLC, Ser 2019-A2, Cl A
2.340%, 06/15/2025		2,460		2,485
Synchrony Credit Card Master Note Trust, Ser 2016-2, Cl A
2.210%, 05/15/2024		7,946		8,030

				63,668

Other Asset-Backed Securities — 7.9%
Ameriquest Asset-Backed Pass-Through Certificates, Ser 2004-R12, Cl M1
1.023%, VAR ICE LIBOR USD 1 Month+0.855%, 01/25/2035		746		745
Ameriquest Asset-Backed Pass-Through Certificates, Ser 2004-R2, Cl A4
0.948%, VAR ICE LIBOR USD 1 Month+0.780%, 04/25/2034		429		426
Barings BDC Static CLO, Ser 2019-1A, Cl A1
2.239%, VAR ICE LIBOR USD 3 Month+1.020%, 04/15/2027 (A)		1,149		1,130
Barings CLO, Ser 2017-IA, Cl AR
1.935%, VAR ICE LIBOR USD 3 Month+0.800%, 01/20/2028 (A)		946		933
Barings CLO, Ser 2018-3A, Cl A1
2.085%, VAR ICE LIBOR USD 3 Month+0.950%, 07/20/2029 (A)		800		786
Bravo Mortgage Asset Trust, Ser 2006-1A, Cl A2
0.408%, VAR ICE LIBOR USD 1 Month+0.240%, 07/25/2036 (A)		394		390
Centex Home Equity, Ser 2006-A, Cl AV4
0.418%, VAR ICE LIBOR USD 1 Month+0.250%, 06/25/2036		1,086		1,084
CIT Mortgage Loan Trust, Ser 2007-1, Cl 1A
1.518%, VAR ICE LIBOR USD 1 Month+1.350%, 10/25/2037 (A)		672		664

Description		Face Amount (Thousands)		Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Citigroup Mortgage Loan Trust, Ser 2006- WFH3, Cl M1
0.458%, VAR ICE LIBOR USD 1 Month+0.290%, 10/25/2036	$	503	$	501
Citigroup Mortgage Loan Trust, Ser 2007- WFH3, Cl A3
0.418%, VAR ICE LIBOR USD 1 Month+0.250%, 06/25/2037		1,117		1,104
CNH Equipment Trust, Ser 2017-B, Cl A4
2.170%, 04/17/2023		1,275		1,286
CNH Equipment Trust, Ser 2020-A, Cl A3
1.160%, 06/16/2025		8,835		8,850
Countrywide Asset-Backed Certificates, Ser 2004-12, Cl MV4
1.593%, VAR ICE LIBOR USD 1 Month+1.425%, 03/25/2035		164		163
Countrywide Asset-Backed Certificates, Ser 2006-BC4, Cl 2A3
0.408%, VAR ICE LIBOR USD 1 Month+0.240%, 11/25/2036		3,092		2,949
Credit-Based Asset Servicing & Securitization LLC, Ser 2005-CB3, Cl M3
1.143%, VAR ICE LIBOR USD 1 Month+0.975%, 05/25/2035		1,000		954
Daimler Trucks Retail Trust, Ser 2019-1, Cl A2
2.770%, 04/15/2021 (A)		238		238
Dell Equipment Finance Trust, Ser 2019-1, Cl A2
2.780%, 08/23/2021 (A)		1,863		1,873
EFS Volunteer No. 3 LLC, Ser 2012-1, Cl A3
1.168%, VAR ICE LIBOR USD 1 Month+1.000%, 04/25/2033 (A)		636		624
Encore Credit Receivables Trust, Ser 2005-2, Cl M2
0.858%, VAR ICE LIBOR USD 1 Month+0.690%, 11/25/2035		231		233
Flatiron CLO, Ser 2017-1A, Cl AR
2.109%, VAR ICE LIBOR USD 3 Month+0.890%, 04/15/2027 (A)		719		711
Ford Credit Floorplan Master Owner Trust A, Ser 2017-3, Cl A
2.480%, 09/15/2024		6,690		6,680
HPEFS Equipment Trust, Ser 2019-1A, Cl B
2.320%, 09/20/2029 (A)		3,475		3,458
HSI Asset Securitization Trust, Ser 2006- OPT1, Cl M1
0.528%, VAR ICE LIBOR USD 1 Month+0.360%, 12/25/2035		3,168		2,977
JFIN CLO, Ser 2017-2A, Cl A1AR
2.305%, VAR ICE LIBOR USD 3 Month+1.170%, 07/20/2026 (A)		645		638

SEI Institutional Investments Trust / Annual Report / May 31, 2020	311

SCHEDULE OF INVESTMENTS

May 31, 2020

Limited Duration Bond Fund (Continued)

Description		Face Amount (Thousands)		Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
JPMorgan Mortgage Acquisition Trust, Ser 2007-CH3, Cl A4
0.378%, VAR ICE LIBOR USD 1 Month+0.210%, 03/25/2037	$	213	$	212
Kubota Credit Owner Trust, Ser 2020-1A, Cl A1
1.500%, 05/17/2021 (A)		1,178		1,181
Magnetite XVI, Ser 2018-16A, Cl AR
1.935%, VAR ICE LIBOR USD 3 Month+0.800%, 01/18/2028 (A)		745		733
Mill City Mortgage Trust, Ser 2015-2, Cl A2
3.000%, 09/25/2057 (A)(B)		2,518		2,541
Morgan Stanley Capital, Ser 2011-C1, Cl A4
5.033%, 09/15/2047		170		172
Nationstar HECM Loan Trust, Ser 2006-B, Cl AV4
0.448%, VAR ICE LIBOR USD 1 Month+0.280%, 09/25/2036		1,938		1,893
Navient Student Loan Trust, Ser 2015-2, Cl A3
0.738%, VAR ICE LIBOR USD 1 Month+0.570%, 11/26/2040		983		948
Navient Student Loan Trust, Ser 2016-3A, Cl A2
1.018%, VAR ICE LIBOR USD 1 Month+0.850%, 06/25/2065 (A)		156		156
Navient Student Loan Trust, Ser 2016-7A, Cl A
1.318%, VAR ICE LIBOR USD 1 Month+1.150%, 03/25/2066 (A)		1,956		1,910
Navient Student Loan Trust, Ser 2017-1A, Cl A2
0.918%, VAR ICE LIBOR USD 1 Month+0.750%, 07/26/2066 (A)		563		561
Navient Student Loan Trust, Ser 2017-2A, Cl A
1.218%, VAR ICE LIBOR USD 1 Month+1.050%, 12/27/2066 (A)		751		713
Navient Student Loan Trust, Ser 2017-3A, Cl A2
0.768%, VAR ICE LIBOR USD 1 Month+0.600%, 07/26/2066 (A)		1,832		1,816
Navient Student Loan Trust, Ser 2018-3A, Cl A2
0.588%, VAR ICE LIBOR USD 1 Month+0.420%, 03/25/2067 (A)		1,011		998
Nelnet Student Loan Trust, Ser 2012-5A, Cl A
0.768%, VAR ICE LIBOR USD 1 Month+0.600%, 10/27/2036 (A)		394		376
NextGear Floorplan Master Owner Trust, Ser 2017-2A, Cl A2
2.560%, 10/17/2022 (A)		1,065		1,062
NRZ Advance Receivables Trust, Ser 2019-T1, Cl AT1
2.590%, 07/15/2052 (A)		2,700		2,628

Description		Face Amount (Thousands)		Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Ocean Trails CLO IV, Ser 2013-4A, Cl AR
1.334%, VAR ICE LIBOR USD 3 Month+0.900%, 08/13/2025 (A)	$	329	$	328
Palmer Square CLO, Ser 2018-1A, Cl A1
2.165%, VAR ICE LIBOR USD 3 Month+1.030%, 04/18/2031 (A)		500		486
Palmer Square Loan Funding, Ser 2020-2A, Cl A1
2.109%, VAR ICE LIBOR USD 3 Month+1.000%, 04/20/2028 (A)		1,000		991
Park Place Securities Asset-Backed Pass- Through Certificates, Ser 2005-WCW3, Cl M1
0.648%, VAR ICE LIBOR USD 1 Month+0.480%, 08/25/2035		2,222		2,194
PFS Financing, Ser 2017-D, Cl A
2.400%, 10/17/2022 (A)		1,250		1,256
PFS Financing, Ser 2018-B, Cl A
2.890%, 02/15/2023 (A)		3,800		3,805
PHEAA Student Loan Trust, Ser 2016-1A, Cl A
1.318%, VAR ICE LIBOR USD 1 Month+1.150%, 09/25/2065 (A)		1,734		1,675
RAMP Series Trust, Ser 2006-RZ4, Cl A3
0.438%, VAR ICE LIBOR USD 1 Month+0.270%, 10/25/2036		1,579		1,541
SLC Student Loan Trust, Ser 2005-3, Cl A3
0.861%, VAR ICE LIBOR USD 3 Month+0.120%, 06/15/2029		1,352		1,330
SLC Student Loan Trust, Ser 2007-1, Cl A4
0.452%, VAR ICE LIBOR USD 3 Month+0.060%, 05/15/2029		1,160		1,120
SLM Student Loan Trust, Ser 2003-10A, Cl A3
1.211%, VAR ICE LIBOR USD 3 Month+0.470%, 12/15/2027 (A)		1,362		1,351
SLM Student Loan Trust, Ser 2003-11, Cl A6
1.291%, VAR ICE LIBOR USD 3 Month+0.550%, 12/15/2025 (A)		657		651
SLM Student Loan Trust, Ser 2004-1, Cl A4
1.251%, VAR ICE LIBOR USD 3 Month+0.260%, 10/27/2025		772		763
SLM Student Loan Trust, Ser 2005-4, Cl A3
1.111%, VAR ICE LIBOR USD 3 Month+0.120%, 01/25/2027		1,362		1,338
SLM Student Loan Trust, Ser 2005-5, Cl A4
1.131%, VAR ICE LIBOR USD 3 Month+0.140%, 10/25/2028		1,078		1,049
SLM Student Loan Trust, Ser 2006-5, Cl A5
1.101%, VAR ICE LIBOR USD 3 Month+0.110%, 01/25/2027		345		345
SLM Student Loan Trust, Ser 2006-8, Cl A5
1.101%, VAR ICE LIBOR USD 3 Month+0.110%, 01/27/2025		400		397

312	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Description	Face Amount (Thousands)		Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Ser 2006-9, Cl A5
1.091%, VAR ICE LIBOR USD 3 Month+0.100%, 01/26/2026	$332	$	331
SLM Student Loan Trust, Ser 2007-6, Cl A4
1.371%, VAR ICE LIBOR USD 3 Month+0.380%, 10/25/2024	1,001		997
SLM Student Loan Trust, Ser 2011-1, Cl A1
0.688%, VAR ICE LIBOR USD 1 Month+0.520%, 03/25/2026	42		42
SLM Student Loan Trust, Ser 2011-2, Cl A1
0.768%, VAR ICE LIBOR USD 1 Month+0.600%, 11/25/2027	483		482
SLM Student Loan Trust, Ser 2012-2, Cl A
0.868%, VAR ICE LIBOR USD 1 Month+0.700%, 01/25/2029	1,037		955
SLM Student Loan Trust, Ser 2013-2, Cl A
0.618%, VAR ICE LIBOR USD 1 Month+0.450%, 06/25/2043	1,281		1,204
SLM Student Loan Trust, Ser 2013-4, Cl A
0.718%, VAR ICE LIBOR USD 1 Month+0.550%, 06/25/2043	1,365		1,321
SoFi Consumer Loan Program Trust, Ser 2019-3, Cl A
2.900%, 05/25/2028 (A)	3,309		3,344
Structured Asset Investment Loan Trust, Ser 2004-10, Cl A7
1.228%, VAR ICE LIBOR USD 1 Month+1.060%, 11/25/2034	48		48
Structured Asset Investment Loan Trust, Ser 2005-3, Cl M2
0.828%, VAR ICE LIBOR USD 1 Month+0.660%, 04/25/2035	229		226
Structured Asset Investment Loan Trust, Ser 2005-HE2, Cl M1
0.888%, VAR ICE LIBOR USD 1 Month+0.720%, 07/25/2035	123		123
Structured Asset Securities Mortgage Loan Trust, Ser 2005-WF2, Cl M1
0.738%, VAR ICE LIBOR USD 1 Month+0.570%, 05/25/2035	597		577
Structured Asset Securities Mortgage Loan Trust, Ser 2006-WF3, Cl M1
0.418%, VAR ICE LIBOR USD 1 Month+0.250%, 09/25/2036	2,117		2,065
Towd Point Mortgage Trust, Ser 2019-HY2, Cl A1
1.168%, VAR ICE LIBOR USD 1 Month+1.000%, 05/25/2058 (A)	1,791		1,762
Transportation Finance Equipment Trust, Ser 2019-1, Cl A3
1.850%, 04/24/2023 (A)	5,095		5,103

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Treman Park CLO, Ser 2018-1A, Cl ARR
2.205%, VAR ICE LIBOR USD 3 Month+1.070%, 10/20/2028 (A)	$1,100	$1,081
Voya CLO, Ser 2018-2A, Cl AR
2.013%, VAR ICE LIBOR USD 3 Month+0.970%, 07/23/2027 (A)	3,000	2,950
Wells Fargo Home Equity Asset-Backed Securities Trust, Ser 2006-1, Cl M3
0.498%, VAR ICE LIBOR USD 1 Month+0.330%, 05/25/2036	1,978	1,859

		102,387

Total Asset-Backed Securities (Cost $237,286) ($ Thousands)		237,535

MUNICIPAL BONDS — 4.0%
Arizona — 0.3%
City of Phoenix, Civic Improvement, RB
2.107%, 07/01/2021	3,500	3,521

California — 1.6%
Bay Area, Toll Authority, RB
2.128%, 04/01/2022	4,525	4,584
2.075%, 04/01/2021	4,000	4,023
California State, Department of Water Resources, Power Supply Revenue, Ser P, RB
1.713%, 05/01/2021	5,844	5,905
Riverside County, Pension Obligation, RB
2.363%, 02/15/2023	2,855	2,901
San Francisco Bay Area, Rapid Transit District Sales Tax Revenue, Ser B, RB
2.537%, 07/01/2022	3,355	3,417

		20,830

Florida — 0.2%
Miami-Dade County, Aviation Revenue, Ser D, RB
2.124%, 10/01/2021	2,335	2,331

Hawaii — 0.2%
City & County Honolulu, Wastewater System Revenue, Ser A, RB
2.000%, 07/01/2022	3,000	3,057

New York — 0.5%
New York City, Transitional Finance Authority, Building Aid Revenue, RB
3.310%, 07/15/2022	5,195	5,411

SEI Institutional Investments Trust / Annual Report / May 31, 2020	313

SCHEDULE OF INVESTMENTS

May 31, 2020

Limited Duration Bond Fund (Concluded)

Description		Face Amount (Thousands)		Market Value ($ Thousands)
MUNICIPAL BONDS (continued)
New York City, Transitional Finance Authority, Future Tax Secured Revenue, Ser B-2, RB
2.310%, 11/01/2026	$	820	$	844

				6,255

Pennsylvania — 0.3%
Pennsylvania State University, Ser D, RB
1.353%, 09/01/2023		1,870		1,897
1.140%, 09/01/2022		2,515		2,539

				4,436

South Carolina — 0.3%
South Carolina State, Public Service Authority, Ser D, RB
2.388%, 12/01/2023		3,555		3,610

Texas — 0.5%
City of Houston Texas Utility System Revenue, Ser B, RB
3.428%, 05/15/2023		2,225		2,351
Dallas, Ser A, RB
1.939%, 11/01/2023		3,500		3,467

				5,818

Washington — 0.1%
Franklin County, Ser B, RB
1.980%, 09/01/2021		1,000		1,007

Total Municipal Bonds (Cost $50,419) ($ Thousands)				50,865

		Shares

CASH EQUIVALENT — 1.8%
SEI Daily Income Trust, Government Fund, Cl F
0.090%**†		23,059,569		23,060

Total Cash Equivalent (Cost $23,060) ($ Thousands)				23,060

Total Investments in Securities — 102.7% (Cost $1,304,502) ($ Thousands)				$1,318,922

314	SEI Institutional Investments Trust / Annual Report / May 31, 2020

A list of the open futures contracts held by the Fund at May 31, 2020, is as follows:

Type of Contract	Number of Contracts Short	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Depreciation (Thousands)
U.S. 5-Year Treasury Note	(54)	Oct-2020	$(6,772)	$(6,784)	$(12)
Ultra 10-Year U.S. Treasury Note	(38)	Sep-2020	(5,947)	(5,978)	(31)
			$(12,719)	$(12,762)	$(43)

Percentages are based on Net Assets of $1,284,697 ($ Thousands).

**	The rate reported is the 7-day effective yield as of May 31, 2020.

†	Investment in Affiliated Security (see Note 6).

(A)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On May 31, 2020, the value of these securities amounted to $282,375 ($ Thousands), representing 22.0% of the Net Assets of the Fund.

(B)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

(C)	Zero coupon security. The rate shown on the Schedule of Investments is the security’s effective yield at the time of purchase.

(D)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

ARM — Adjustable Rate Mortgage

Cl — Class

CLO — Collateralized Loan Obligation

CMO — Collateralized Mortgage Obligation

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

FREMF— Freddie Mac Multi-Family

GHC — Ghanaian cedi

GNMA — Government National Mortgage Association

ICE— Intercontinental Exchange

LIBOR— London Interbank Offered Rate

LLC — Limited Liability Company

L.P. — Limited Partnership

MTN — Medium Term Note

RB — Revenue Bond

SER — Series

TBA — To Be Announced

VAR — Variable Rate

The following is a list of the level of inputs used as of May 31, 2020, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Corporate Obligations	–	397,342	–	397,342
Mortgage-Backed Securities	–	356,825	–	356,825
U.S. Treasury Obligations	–	253,295	–	253,295
Asset-Backed Securities	–	237,535	–	237,535
Municipal Bonds	–	50,865	–	50,865
Cash Equivalent	23,060	–	–	23,060

Total Investments in Securities	23,060	1,295,862	–	1,318,922

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Depreciation	(43)	–	–	(43)

Total Other Financial Instruments	(43)	–	–	(43)

*Futures contracts are valued at the unrealized depreciation on the instruments.

For the year ended May 31, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2020 ($ Thousands):

Security Description	Value at 5/31/2019	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 5/31/2020	Shares	Income	Capital Gains
SEI Daily Income Trust, Government Fund, Cl F	$ 19,768	$ 1,229,139	$ (1,225,847)	$ —	$ —	$ 23,060	23,059,569	$ 397	$ —

The accompanying notes are an integral part of the financial statements.

Amounts designated as “—” are $0 or have been rounded to $0.

SEI Institutional Investments Trust / Annual Report / May 31, 2020	315

SCHEDULE OF INVESTMENTS

May 31, 2020

Intermediate Duration Credit Fund

Sector Weightings (Unaudited)†:

†Percentages are based on total investments.

		Face Amount	Market Value
Description		(Thousands)	($ Thousands)

CORPORATE OBLIGATIONS — 90.3%

Communication Services — 5.3%
America Movil
6.125%, 03/30/2040	$	645	$888
4.375%, 04/22/2049		920	1,087
3.125%, 07/16/2022		12,265	12,614
AT&T
8.750%, 11/15/2031		1,150	1,698
6.800%, 05/15/2036		2,915	3,689
5.450%, 03/01/2047		535	674
4.550%, 03/09/2049		1,140	1,297
3.650%, 06/01/2051		3,085	3,126
3.400%, 05/15/2025		3,500	3,779
3.372%, 11/27/2022 (A)(B)		6,000	5,816
Charter Communications Operating LLC
4.908%, 07/23/2025		115	131
4.464%, 07/23/2022		50	53
Comcast
6.450%, 03/15/2037		2,279	3,332
5.650%, 06/15/2035		260	367
4.950%, 10/15/2058		2,370	3,320
4.700%, 10/15/2048		7,325	9,547
4.600%, 10/15/2038		3,025	3,762
4.200%, 08/15/2034		7,700	9,353
4.049%, 11/01/2052		1,800	2,154
3.969%, 11/01/2047		2,618	3,094
3.950%, 10/15/2025		4,090	4,684
3.900%, 03/01/2038		1,120	1,307
3.700%, 04/15/2024		2,135	2,358
3.600%, 03/01/2024		920	1,018
3.400%, 04/01/2030		4,400	4,987
3.400%, 07/15/2046		1,060	1,161
3.375%, 02/15/2025		8,100	8,985
3.375%, 08/15/2025		2,290	2,543
3.150%, 03/01/2026		3,250	3,596
3.150%, 02/15/2028		780	857
3.100%, 04/01/2025		1,870	2,043

		Face Amount	Market Value
Description		(Thousands)	($ Thousands)

CORPORATE OBLIGATIONS (continued)
Comcast Cable Communications Holdings
9.455%, 11/15/2022	$	3,850	$4,684
Cox Communications
6.450%, 12/01/2036 (A)		2,610	3,377
Discovery Communications LLC
5.000%, 09/20/2037		945	1,036
2.950%, 03/20/2023		2,362	2,457
Fox
3.050%, 04/07/2025		755	806
NBCUniversal Media LLC
6.400%, 04/30/2040		2,555	3,747
5.950%, 04/01/2041		1,669	2,411
Sprint Spectrum LLC
5.152%, 03/20/2028 (A)		6,735	7,512
4.738%, 03/20/2025 (A)		6,525	6,917
3.360%, 09/20/2021 (A)		835	838
T-Mobile USA
3.500%, 04/15/2025 (A)		4,350	4,652
Verizon Communications
7.750%, 12/01/2030		1,750	2,641
5.012%, 04/15/2049		2,220	3,082
4.862%, 08/21/2046		990	1,328
4.522%, 09/15/2048		3,701	4,831
3.850%, 11/01/2042		555	652
ViacomCBS
6.875%, 04/30/2036		2,760	3,377
4.750%, 05/15/2025		3,700	4,076
Walt Disney
6.400%, 12/15/2035		2,266	3,339
3.800%, 05/13/2060		580	662
3.600%, 01/13/2051		2,550	2,828
2.750%, 09/01/2049		5,418	5,260
2.650%, 01/13/2031		3,190	3,394

			177,227

Consumer Discretionary — 3.7%
Air Canada Pass-Through Trust, Ser 2015-1, Cl A
3.600%, 03/15/2027 (A)		3,759	3,352
Alibaba Group Holding
2.800%, 06/06/2023		2,060	2,160
Amazon.com
3.875%, 08/22/2037		4,295	5,261
2.800%, 08/22/2024		2,800	3,044
American Honda Finance
1.950%, 05/20/2022		12,280	12,475
BMW US Capital LLC
4.150%, 04/09/2030 (A)		3,300	3,693
2.800%, 04/11/2026 (A)		3,630	3,741
Ferguson Finance
4.500%, 10/24/2028 (A)		2,266	2,468
3.250%, 06/02/2030 (A)		4,865	4,910

316	SEI Institutional Investments Trust / Annual Report / May 31, 2020

		Face Amount	Market Value
Description		(Thousands)	($ Thousands)

CORPORATE OBLIGATIONS (continued)
Ford Motor Credit LLC
4.271%, 01/09/2027	$	4,515	$4,108
3.813%, 10/12/2021		6,270	6,098
General Motors Financial
3.550%, 07/08/2022		4,770	4,724
Home Depot
5.875%, 12/16/2036		3,889	5,651
4.500%, 12/06/2048		1,875	2,483
4.400%, 03/15/2045		840	1,079
3.900%, 06/15/2047		1,505	1,819
3.500%, 09/15/2056		2,895	3,301
3.350%, 09/15/2025		1,660	1,861
3.350%, 04/15/2050		735	833
3.300%, 04/15/2040		830	925
2.800%, 09/14/2027		3,120	3,519
2.700%, 04/15/2030		9,255	10,117
Kohl’s
9.500%, 05/15/2025		820	874
5.550%, 07/17/2045		4,905	3,844
McDonald’s MTN
3.600%, 07/01/2030		820	928
2.125%, 03/01/2030		2,900	2,936
NIKE
3.250%, 03/27/2040		750	840
NVR
3.950%, 09/15/2022		2,365	2,522
QVC
4.850%, 04/01/2024		1,060	1,033
Starbucks
2.000%, 03/12/2027		1,743	1,777
Target
6.500%, 10/15/2037		2,650	4,032
4.000%, 07/01/2042		1,700	2,131
2.650%, 09/15/2030		6,237	6,793
2.500%, 04/15/2026		1,810	1,976
Time Warner Cable LLC
6.550%, 05/01/2037		1,975	2,522
Volkswagen Group of America Finance LLC
2.700%, 09/26/2022 (A)		4,505	4,554

			124,384

Consumer Staples — 6.7%
Altria Group
9.950%, 11/10/2038		1,708	2,633
4.400%, 02/14/2026		1,645	1,881
3.400%, 05/06/2030		4,205	4,438
Anheuser-Busch InBev Worldwide
8.000%, 11/15/2039		7,315	11,209
4.750%, 01/23/2029		5,220	6,168
Anheuser-Busch LLC
4.700%, 02/01/2036		2,903	3,311

		Face Amount	Market Value
Description		(Thousands)	($ Thousands)

CORPORATE OBLIGATIONS (continued)
Archer-Daniels-Midland
4.500%, 03/15/2049	$	4,605	$6,035
BAT Capital
4.906%, 04/02/2030		7,150	8,178
3.215%, 09/06/2026		4,675	4,867
2.764%, 08/15/2022		4,285	4,415
Bowdoin College
4.693%, 07/01/2112		378	413
Coca-Cola
2.500%, 06/01/2040		2,525	2,547
1.550%, 09/01/2021		4,015	4,075
Constellation Brands
4.400%, 11/15/2025		1,335	1,521
Costco Wholesale
1.600%, 04/20/2030		3,000	3,019
CVS Pass-Through Trust
8.353%, 07/10/2031 (A)		2,038	2,442
7.507%, 01/10/2032 (A)		1,411	1,661
6.036%, 12/10/2028		2,767	3,042
Diageo Capital
2.125%, 04/29/2032		775	784
Georgetown University
4.315%, 04/01/2049		2,360	2,823
Hershey
3.100%, 05/15/2021		4,805	4,934
2.300%, 08/15/2026		3,985	4,272
2.050%, 11/15/2024		4,400	4,616
Kellogg
2.100%, 06/01/2030		2,120	2,121
Kimberly-Clark
3.200%, 04/25/2029		5,080	5,790
Kroger
3.850%, 08/01/2023		2,700	2,934
Land O’ Lakes
6.000%, 11/15/2022 (A)		640	658
Mars
4.200%, 04/01/2059 (A)		1,520	1,915
3.600%, 04/01/2034 (A)		1,790	2,098
3.200%, 04/01/2030 (A)		2,435	2,762
2.700%, 04/01/2025 (A)		7,530	8,090
Massachusetts Institute of Technology
5.600%, 07/01/2111		3,235	5,728
Mondelez International
2.125%, 04/13/2023		1,515	1,565
Nestle Holdings
4.000%, 09/24/2048 (A)		1,455	1,872
3.500%, 09/24/2025 (A)		6,130	6,860
Northwestern University
3.662%, 12/01/2057		1,820	2,254
PepsiCo
3.625%, 03/19/2050		605	729
3.450%, 10/06/2046		2,386	2,708

SEI Institutional Investments Trust / Annual Report / May 31, 2020	317

SCHEDULE OF INVESTMENTS

May 31, 2020

Intermediate Duration Credit Fund (Continued)

		Face Amount	Market Value
Description		(Thousands)	($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.375%, 07/29/2049	$	3,185	$3,645
2.625%, 03/19/2027		2,075	2,270
2.375%, 10/06/2026		3,920	4,251
2.250%, 03/19/2025		6,935	7,405
1.625%, 05/01/2030		1,335	1,350
Philip Morris International
4.500%, 03/20/2042		2,350	2,788
4.375%, 11/15/2041		2,045	2,393
3.875%, 08/21/2042		3,460	3,792
2.500%, 11/02/2022		4,640	4,834
2.375%, 08/17/2022		3,045	3,158
Procter & Gamble
3.600%, 03/25/2050		265	333
3.550%, 03/25/2040		450	543
Reynolds American
8.125%, 05/01/2040		980	1,171
7.250%, 06/15/2037		2,395	3,105
4.450%, 06/12/2025		1,575	1,740
Unilever Capital
2.125%, 09/06/2029		2,840	2,968
University of Southern California
5.250%, 10/01/2111		3,250	5,047
Walmart
4.050%, 06/29/2048		5,284	6,791
3.250%, 07/08/2029		4,435	5,138
2.950%, 09/24/2049		3,905	4,317
2.550%, 04/11/2023		7,590	7,997
2.375%, 09/24/2029		6,015	6,523
2.350%, 12/15/2022		4,655	4,879

			223,806

Energy — 6.9%
Baker Hughes LLC
2.773%, 12/15/2022		2,370	2,454
BP Capital Markets
3.723%, 11/28/2028		2,159	2,429
3.279%, 09/19/2027		1,825	1,980
BP Capital Markets America
3.937%, 09/21/2028		2,205	2,512
3.216%, 11/28/2023		5,420	5,795
3.000%, 02/24/2050		4,530	4,428
2.520%, 09/19/2022		4,430	4,588
Cameron LNG LLC
2.902%, 07/15/2031 (A)		1,000	1,035
Cheniere Corpus Christi Holdings LLC
5.125%, 06/30/2027		2,120	2,295
Chevron
2.895%, 03/03/2024		4,000	4,312
2.236%, 05/11/2030		7,687	8,077
Colonial Enterprises
3.250%, 05/15/2030 (A)		3,325	3,518

		Face Amount	Market Value
Description		(Thousands)	($ Thousands)

CORPORATE OBLIGATIONS (continued)
ConocoPhillips
6.500%, 02/01/2039	$	3,065	$4,437
1.292%, VAR ICE LIBOR USD 3 Month+0.900%, 05/15/2022		3,955	3,927
Diamondback Energy
4.750%, 05/31/2025		1,225	1,283
2.875%, 12/01/2024		1,675	1,628
Energy Transfer Operating
4.650%, 06/01/2021		2,982	3,031
2.900%, 05/15/2025		1,340	1,336
Eni
4.000%, 09/12/2023 (A)		6,800	7,199
Enterprise Products Operating LLC
3.900%, 02/15/2024		4,250	4,638
EOG Resources
4.375%, 04/15/2030		1,915	2,266
Equinor
3.700%, 04/06/2050		1,385	1,559
3.625%, 04/06/2040		1,385	1,556
2.875%, 04/06/2025		3,480	3,754
2.375%, 05/22/2030		2,035	2,099
1.750%, 01/22/2026		1,950	1,992
Exxon Mobil
4.327%, 03/19/2050		6,270	7,829
4.227%, 03/19/2040		4,140	5,039
3.452%, 04/15/2051		3,500	3,856
3.043%, 03/01/2026		1,985	2,199
2.995%, 08/16/2039		2,830	2,940
1.571%, 04/15/2023		6,890	7,082
Hess
6.000%, 01/15/2040		2,630	2,614
Kinder Morgan
5.550%, 06/01/2045		1,870	2,298
Lukoil International Finance BV
6.125%, 11/09/2020 (A)		340	347
Marathon Petroleum
4.700%, 05/01/2025		6,365	7,041
4.500%, 05/01/2023		9,085	9,671
MPLX
4.875%, 12/01/2024		1,660	1,759
4.800%, 02/15/2029		2,120	2,312
4.500%, 07/15/2023		1,350	1,418
2.099%, VAR ICE LIBOR USD 3 Month+1.100%, 09/09/2022		3,290	3,106
1.899%, VAR ICE LIBOR USD 3 Month+0.900%, 09/09/2021		3,290	3,184
Northern Natural Gas
4.250%, 06/01/2021 (A)		720	736
Occidental Petroleum
4.322%, 10/10/2036 (B)		11,000	4,675
Phillips 66
3.850%, 04/09/2025		935	1,029

318	SEI Institutional Investments Trust / Annual Report / May 31, 2020

		Face Amount	Market Value
Description		(Thousands)	($ Thousands)

CORPORATE OBLIGATIONS (continued)
Sabal Trail Transmission LLC
4.246%, 05/01/2028 (A)	$	3,415	$3,688
Sabine Pass Liquefaction LLC
5.750%, 05/15/2024		1,775	1,963
5.000%, 03/15/2027		1,740	1,932
4.500%, 05/15/2030 (A)		1,355	1,486
Saudi Arabian Oil MTN
4.375%, 04/16/2049 (A)		355	393
2.750%, 04/16/2022 (A)		2,985	3,045
Schlumberger Holdings
3.900%, 05/17/2028 (A)		2,444	2,551
Shell International Finance BV
6.375%, 12/15/2038		1,465	2,248
4.125%, 05/11/2035		4,275	5,246
4.000%, 05/10/2046		3,115	3,628
3.750%, 09/12/2046		2,600	2,954
3.400%, 08/12/2023		5,525	5,980
2.500%, 09/12/2026		315	340
2.375%, 11/07/2029		2,715	2,837
Spectra Energy Partners
3.375%, 10/15/2026		1,835	1,937
Suncor Energy
3.100%, 05/15/2025		3,535	3,699
Suncor Energy Ventures
4.500%, 04/01/2022 (A)		1,950	1,971
Sunoco Logistics Partners Operations
4.400%, 04/01/2021		2,000	2,027
Tennessee Gas Pipeline LLC
8.375%, 06/15/2032		3,265	4,305
2.900%, 03/01/2030 (A)		4,230	4,303
Total Capital
3.883%, 10/11/2028		5,330	6,093
Total Capital International
3.127%, 05/29/2050		3,695	3,737
TransCanada PipeLines
3.750%, 10/16/2023		5,000	5,372
Valero Energy
2.850%, 04/15/2025		2,255	2,369
Williams Partners
5.800%, 11/15/2043		745	861

			228,228

Financials — 29.6%
AIA Group
3.600%, 04/09/2029 (A)		9,500	10,423
AIG SunAmerica Global Financing X
6.900%, 03/15/2032 (A)		1,436	2,025
American Express
3.700%, 11/05/2021		10,570	10,997
3.700%, 08/03/2023		4,810	5,186
2.500%, 08/01/2022		15,971	16,573
2.200%, 10/30/2020		1,730	1,740

		Face Amount	Market Value
Description		(Thousands)	($ Thousands)

CORPORATE OBLIGATIONS (continued)
Ameriprise Financial
4.000%, 10/15/2023	$	2,450	$2,712
Apollo Management Holdings
5.000%, 03/15/2048 (A)		2,730	3,036
4.400%, 05/27/2026 (A)		1,140	1,258
4.000%, 05/30/2024 (A)		6,353	6,669
Athene Global Funding
3.000%, 07/01/2022 (A)		3,480	3,512
2.950%, 11/12/2026 (A)		4,485	4,469
Athene Holding
4.125%, 01/12/2028		1,160	1,124
AXA Equitable Holdings
3.900%, 04/20/2023		2,440	2,553
Banco Santander
3.125%, 02/23/2023		3,230	3,325
2.746%, 05/28/2025		3,905	3,977
2.706%, 06/27/2024		6,975	7,215
Banco Santander Mexico Institucion de Banca Multiple Grupo Financiero Santand
5.375%, 04/17/2025 (A)		3,880	4,165
Bank of America
6.000%, 10/15/2036		440	612
3.419%, VAR ICE LIBOR USD 3 Month+1.040%, 12/20/2028		70	76
3.366%, VAR ICE LIBOR USD 3 Month+0.810%, 01/23/2026		12,335	13,288
3.004%, VAR ICE LIBOR USD 3 Month+0.790%, 12/20/2023		6,152	6,423
Bank of America MTN
4.450%, 03/03/2026		900	1,010
4.330%, VAR ICE LIBOR USD 3 Month+1.520%, 03/15/2050		1,430	1,770
4.271%, VAR ICE LIBOR USD 3 Month+1.310%, 07/23/2029		9,960	11,514
4.183%, 11/25/2027		6,880	7,716
4.083%, 03/20/2051 (C)		8,395	9,943
4.000%, 01/22/2025		1,300	1,420
3.970%, VAR ICE LIBOR USD 3 Month+1.070%, 03/05/2029		1,195	1,350
3.705%, VAR ICE LIBOR USD 3 Month+1.512%, 04/24/2028		13,945	15,409
3.593%, VAR ICE LIBOR USD 3 Month+1.370%, 07/21/2028		55	61
3.458%, VAR ICE LIBOR USD 3 Month+0.970%, 03/15/2025		9,500	10,208
3.248%, 10/21/2027		3,990	4,361
2.884%, VAR ICE LIBOR USD 3 Month+1.190%, 10/22/2030		5,995	6,302
2.328%, VAR ICE LIBOR USD 3 Month+0.630%, 10/01/2021		4,405	4,418
Bank of Montreal MTN
3.300%, 02/05/2024		4,490	4,817
1.900%, 08/27/2021		4,875	4,958

SEI Institutional Investments Trust / Annual Report / May 31, 2020	319

SCHEDULE OF INVESTMENTS

May 31, 2020

Intermediate Duration Credit Fund (Continued)

		Face Amount		Market Value
Description		(Thousands)		($ Thousands)

CORPORATE OBLIGATIONS (continued)
Bank of New York Mellon MTN
3.450%, 08/11/2023	$	6,755	$	7,395
2.450%, 08/17/2026		645		695
Bank of Nova Scotia
4.900%, VAR US Treas Yield Curve Rate T Note Const Mat 5Yr+4.551%(D)		2,015		1,987
Barclays
4.610%, VAR ICE LIBOR USD 3 Month+1.400%, 02/15/2023		2,745		2,873
3.932%, VAR ICE LIBOR USD 3 Month+1.610%, 05/07/2025		4,330		4,605
Berkshire Hathaway
3.125%, 03/15/2026		1,978		2,211
Berkshire Hathaway Finance
4.250%, 01/15/2049		90		113
BGC Partners
3.750%, 10/01/2024		5,290		4,944
Blackstone Holdings Finance LLC
5.000%, 06/15/2044 (A)		738		877
4.750%, 02/15/2023 (A)		2,014		2,195
4.450%, 07/15/2045 (A)		1,534		1,659
3.150%, 10/02/2027 (A)		1,878		1,972
Cantor Fitzgerald
4.875%, 05/01/2024 (A)		4,000		4,074
Capital One Financial
3.650%, 05/11/2027		4,523		4,717
3.300%, 10/30/2024		4,618		4,805
Carlyle Finance Subsidiary LLC
3.500%, 09/19/2029 (A)		2,697		2,687
Carlyle Holdings Finance LLC
3.875%, 02/01/2023 (A)		861		911
CDP Financial
5.600%, 11/25/2039 (A)		700		1,041
Charles Schwab
4.450%, 07/22/2020		1,720		1,730
3.850%, 05/21/2025		5,445		6,190
2.650%, 01/25/2023		8,646		9,099
Chubb INA Holdings
4.350%, 11/03/2045		1,138		1,462
2.875%, 11/03/2022		1,965		2,062
Cincinnati Financial
6.125%, 11/01/2034		2,882		4,020
Citadel
4.875%, 01/15/2027 (A)		3,820		3,883
Citigroup
8.125%, 07/15/2039		3,699		6,227
5.500%, 09/13/2025		880		1,027
5.316%, VAR United States Secured Overnight Financing Rate+4.548%, 03/26/2041		4,970		6,511
4.650%, 07/23/2048		4,323		5,364

		Face Amount		Market Value
Description		(Thousands)		($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.450%, 09/29/2027	$	180	$	200
4.281%, VAR ICE LIBOR USD 3 Month+1.839%, 04/24/2048		2,918		3,459
3.400%, 05/01/2026		6,375		6,914
2.900%, 12/08/2021		4,200		4,315
CME Group
4.150%, 06/15/2048		3,869		5,185
Cooperatieve Rabobank UA
4.625%, 12/01/2023		3,005		3,279
3.875%, 09/26/2023 (A)		3,000		3,254
2.092%, VAR ICE LIBOR USD 3 Month+0.860%, 09/26/2023 (A)		6,790		6,633
Credit Agricole MTN
3.750%, 04/24/2023 (A)		4,640		4,914
Credit Suisse Group
4.194%, VAR United States Secured Overnight Financing Rate+3.730%, 04/01/2031 (A)		1,640		1,818
Credit Suisse NY
3.000%, 10/29/2021		3,760		3,876
2.800%, 04/08/2022		6,340		6,570
European Bank for Reconstruction & Development MTN
2.125%, 03/07/2022		3,060		3,157
European Investment Bank
2.250%, 03/15/2022		3,695		3,826
1.375%, 06/15/2020		4,370		4,371
1.375%, 09/06/2022		2,790		2,858
Farmers Exchange Capital III
5.454%, VAR ICE LIBOR USD 3 Month+3.454%, 10/15/2054 (A)		1,640		1,881
Fifth Third Bancorp
2.550%, 05/05/2027		1,920		1,998
Fifth Third Bank
2.875%, 10/01/2021		3,570		3,661
First Republic Bank
2.500%, 06/06/2022		1,718		1,763
1.912%, VAR United States Secured Overnight Financing Rate+0.620%, 02/12/2024		2,800		2,824
Five Corners Funding Trust
4.419%, 11/15/2023 (A)		4,190		4,629
Goldman Sachs Capital I
6.345%, 02/15/2034		2,010		2,693
Goldman Sachs Group
6.750%, 10/01/2037		405		565
6.450%, 05/01/2036		630		863
4.411%, VAR ICE LIBOR USD 3 Month+1.430%, 04/23/2039		1,615		1,861
4.017%, VAR ICE LIBOR USD 3 Month+1.373%, 10/31/2038		140		155
3.850%, 01/26/2027		140		154
3.800%, 03/15/2030		5,130		5,691

320	SEI Institutional Investments Trust / Annual Report / May 31, 2020

		Face Amount		Market Value
Description		(Thousands)		($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.500%, 01/23/2025	$	2,265	$	2,431
3.500%, 11/16/2026		4,613		4,972
3.272%, VAR ICE LIBOR USD 3 Month+1.2 01%, 09/29/2025		9,475		10,014
2.908%, VAR ICE LIBOR USD 3 Month+1.053%, 06/05/2023		1,045		1,074
2.876%, VAR ICE LIBOR USD 3 Month+0.821%, 10/31/2022		4,463		4,559
1.562%, VAR ICE LIBOR USD 3 Month+1.170%, 05/15/2026		1,125		1,105
Goldman Sachs Group MTN
4.800%, 07/08/2044		5,930		7,339
2.905%, VAR ICE LIBOR USD 3 Month+0.990%, 07/24/2023		4,145		4,258
HSBC Bank PLC
7.650%, 05/01/2025		2,880		3,364
HSBC Holdings
4.950%, 03/31/2030		2,285		2,699
4.041%, VAR ICE LIBOR USD 3 Month+1.546%, 03/13/2028		11,362		12,360
3.262%, VAR ICE LIBOR USD 3 Month+1.055%, 03/13/2023		8,800		9,081
ING Bank
5.800%, 09/25/2023 (A)		298		328
ING Groep
4.625%, 01/06/2026 (A)		3,445		3,968
4.100%, 10/02/2023		3,950		4,277
3.550%, 04/09/2024		4,460		4,759
Intercontinental Exchange
4.250%, 09/21/2048		4,417		5,402
3.000%, 06/15/2050		1,650		1,663
2.100%, 06/15/2030		2,950		2,975
International Bank for Reconstruction & Development MTN
1.625%, 03/09/2021		4,705		4,756
JPMorgan Chase
8.750%, 09/01/2030		1,291		1,890
6.400%, 05/15/2038		2,612		3,887
5.500%, 10/15/2040		1,000		1,379
4.260%, VAR ICE LIBOR USD 3 Month+1.580%, 02/22/2048		1,290		1,566
3.964%, VAR ICE LIBOR USD 3 Month+1.380%, 11/15/2048		50		59
3.960%, VAR ICE LIBOR USD 3 Month+1.245%, 01/29/2027		2,755		3,068
3.897%, VAR ICE LIBOR USD 3 Month+1.220%, 01/23/2049		4,840		5,578
3.875%, 09/10/2024		4,366		4,796
3.509%, VAR ICE LIBOR USD 3 Month+0.945%, 01/23/2029		15,247		16,651
3.250%, 09/23/2022		3,704		3,898
3.220%, VAR ICE LIBOR USD 3 Month+1.155%, 03/01/2025		2,275		2,440

		Face Amount		Market Value
Description		(Thousands)		($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.200%, 01/25/2023	$	3,400	$	3,600
3.200%, 06/15/2026		15,720		17,153
2.739%, VAR United States Secured Overnight Financing Rate+1.510%, 10/15/2030		270		280
2.700%, 05/18/2023		3,815		3,994
2.522%, VAR United States Secured Overnight Financing Rate+2.040%, 04/22/2031		8,778		8,960
1.240%, VAR ICE LIBOR USD 3 Month+0.550%, 02/01/2027		1,630		1,410
KKR Group Finance III LLC
5.125%, 06/01/2044 (A)		4,703		5,260
Korea Development Bank MTN
1.750%, 02/18/2025		5,905		6,064
Kreditanstalt fuer Wiederaufbau
2.500%, 02/15/2022		24,730		25,655
2.125%, 01/17/2023		3,320		3,477
Lincoln National
3.400%, 01/15/2031		3,100		3,233
Lloyds Banking Group
2.438%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+1.000%, 02/05/2026		4,500		4,550
Macquarie Group
3.189%, VAR ICE LIBOR USD 3 Month+1.023%, 11/28/2023 (A)		7,108		7,315
Marsh & McLennan
2.250%, 11/15/2030		4,665		4,734
Massachusetts Mutual Life Insurance
3.375%, 04/15/2050 (A)		1,153		1,176
Mercury General
4.400%, 03/15/2027		4,805		5,089
MetLife
4.050%, 03/01/2045		1,250		1,432
3.000%, 03/01/2025		2,500		2,730
Metropolitan Life Global Funding I MTN
3.600%, 01/11/2024 (A)		5,765		6,274
2.400%, 06/17/2022 (A)		6,924		7,152
Mitsubishi UFJ Financial Group
3.195%, 07/18/2029		1,820		1,960
Morgan Stanley
3.625%, 01/20/2027		8,990		9,970
Morgan Stanley MTN
6.375%, 07/24/2042		2,080		3,125
5.597%, 03/24/2051 (C)		5,685		8,179
4.300%, 01/27/2045		4,450		5,406
4.100%, 05/22/2023		1,670		1,794
3.971%, VAR ICE LIBOR USD 3 Month+1.455%, 07/22/2038		1,840		2,103
3.875%, 04/29/2024		4,860		5,321
3.750%, 02/25/2023		12,947		13,859
2.500%, 04/21/2021		3,850		3,915

SEI Institutional Investments Trust / Annual Report / May 31, 2020	321

SCHEDULE OF INVESTMENTS

May 31, 2020

Intermediate Duration Credit Fund (Continued)

Description		Face Amount (Thousands)		Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
MUFG Americas Holdings
3.000%, 02/10/2025	$	2,975	$	3,130
MUFG Union Bank
3.150%, 04/01/2022		6,260		6,498
Mutual of Omaha Insurance
4.297%, VAR ICE LIBOR USD 3 Month+2.640%, 07/15/2054 (A)		1,475		1,496
Nasdaq
3.250%, 04/28/2050		1,435		1,465
National Rural Utilities Cooperative Finance
4.750%, VAR ICE LIBOR USD 3 Month+2.910%, 04/30/2043		2,056		2,051
4.400%, 11/01/2048		4,120		5,273
4.300%, 03/15/2049		2,558		3,215
4.023%, 11/01/2032		395		453
Nationwide Mutual Insurance
9.375%, 08/15/2039 (A)		1,360		2,147
4.350%, 04/30/2050 (A)		3,471		3,534
New York Life Global Funding
3.250%, 08/06/2021 (A)		5,090		5,256
New York Life Global Funding MTN
2.000%, 04/13/2021 (A)		5,000		5,073
New York Life Insurance
3.750%, 05/15/2050 (A)		1,420		1,598
Pacific Life Insurance
4.300%, VAR ICE LIBOR USD 3 Month+2.796%, 10/24/2067 (A)		1,455		1,432
Peachtree Corners Funding Trust
3.976%, 02/15/2025 (A)		4,431		4,713
PNC Bank
3.300%, 10/30/2024		1,840		2,005
PNC Financial Services Group
2.600%, 07/23/2026		7,740		8,356
Pricoa Global Funding I
3.450%, 09/01/2023 (A)		4,850		5,205
Principal Life Global Funding II
2.625%, 11/19/2020 (A)		3,038		3,060
2.375%, 11/21/2021 (A)		3,000		3,063
Prudential
3.125%, 04/14/2030		2,008		2,131
Prudential Financial MTN
5.700%, 12/14/2036		1,660		2,185
1.500%, 03/10/2026		4,945		4,979
Royal Bank of Scotland Group
3.498%, VAR ICE LIBOR USD 3 Month+1.480%, 05/15/2023		4,175		4,294
S&P Global
3.250%, 12/01/2049		3,755		4,037
Scentre Group Trust
1 4.375%, 05/28/2030 (A)		3,380		3,501
3.625%, 01/28/2026 (A)		4,545		4,612

Description		Face Amount (Thousands)		Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Securian Financial Group
4.800%, 04/15/2048 (A)	$	1,938	$	2,162
Standard Chartered
4.247%, VAR ICE LIBOR USD 3 Month+1.150%, 01/20/2023 (A)		4,602		4,758
State Street
3.031%, VAR United States Secured Overnight Financing Rate+1.490%, 11/01/2034		4,980		5,255
Sumitomo Mitsui Financial Group
3.040%, 07/16/2029		1,955		2,077
2.448%, 09/27/2024		2,750		2,850
Svenska Handelsbanken MTN
3.350%, 05/24/2021		2,200		2,263
Teachers Insurance & Annuity Association of America
4.900%, 09/15/2044 (A)		1,480		1,850
4.270%, 05/15/2047 (A)		1,190		1,402
Travelers
3.750%, 05/15/2046		1,505		1,762
2.550%, 04/27/2050		1,125		1,110
Truist Bank
4.050%, 11/03/2025		4,330		4,919
3.800%, 10/30/2026		1,780		1,963
3.200%, 04/01/2024		6,315		6,807
2.250%, 03/11/2030		1,620		1,597
Truist Financial
4.000%, 05/01/2025		7,740		8,676
Truist Financial MTN
3.050%, 06/20/2022		11,435		11,929
2.850%, 10/26/2024		2,365		2,525
UBS
2.450%, 12/01/2020 (A)		1,530		1,544
UBS MTN
4.500%, 06/26/2048 (A)		3,075		4,136
UBS Group Funding Switzerland
4.253%, 03/23/2028 (A)		1,425		1,595
4.125%, 09/24/2025 (A)		1,265		1,406
3.491%, 05/23/2023 (A)		3,885		4,046
US Bancorp
3.375%, 02/05/2024		5,740		6,255
US Bancorp MTN
3.000%, 07/30/2029		10,540		11,417
2.950%, 07/15/2022		2,110		2,201
Validus Holdings
8.875%, 01/26/2040		1,760		2,671
Wells Fargo
5.950%, 12/15/2036		975		1,131
5.606%, 01/15/2044		3,421		4,522
3.625%, 10/22/2021		9,605		9,968
3.069%, 01/24/2023		6,395		6,593

322	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Description		Face Amount (Thousands)		Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
3.068%, VAR United States Secured Overnight Financing Rate+2.530%, 04/30/2041	$	6,170	$	6,256
3.000%, 04/22/2026		8,965		9,582
Wells Fargo MTN
5.013%, 04/04/2051 (C)		2,225		2,908
4.900%, 11/17/2045		1,415		1,713
4.750%, 12/07/2046		2,938		3,465
4.400%, 06/14/2046		3,520		3,983
4.300%, 07/22/2027		939		1,056
3.584%, VAR ICE LIBOR USD 3 Month+1.310%, 05/22/2028		6,541		7,094
3.196%, VAR ICE LIBOR USD 3 Month+1.170%, 06/17/2027		8,425		8,967
2.879%, VAR ICE LIBOR USD 3 Month+1.170%, 10/30/2030		4,300		4,466
2.393%, VAR United States Secured Overnight Financing Rate+2.100%, 06/02/2028		8,120		8,191
2.164%, VAR ICE LIBOR USD 3 Month+0.750%, 02/11/2026		6,755		6,841
WR Berkley
4.000%, 05/12/2050		3,015		3,100

				982,858

Health Care — 9.2%
Abbott Laboratories
2.950%, 03/15/2025		1,745		1,923
AbbVie
4.050%, 11/21/2039 (A)		2,490		2,781
3.600%, 05/14/2025		1,635		1,801
2.600%, 11/21/2024 (A)		2,045		2,153
2.150%, 11/19/2021 (A)		12,845		13,073
Advocate Health & Hospitals
4.272%, 08/15/2048		2,984		3,687
2.211%, 06/15/2030		3,670		3,730
Amgen
2.200%, 02/21/2027		2,325		2,417
Ascension Health
3.945%, 11/15/2046		4,194		5,169
3.106%, 11/15/2039		1,610		1,723
2.532%, 11/15/2029		3,500		3,685
AstraZeneca
3.375%, 11/16/2025		2,680		2,995
Baxter International
3.750%, 10/01/2025 (A)		3,835		4,327
Bayer US Finance II LLC
4.700%, 07/15/2064 (A)		3,685		4,131
4.375%, 12/15/2028 (A)		8,401		9,636
3.500%, 06/25/2021 (A)		5,000		5,109
Bayer US Finance LLC
3.375%, 10/08/2024 (A)		1,820		1,948

Description		Face Amount (Thousands)		Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Blue Cross & Blue Shield of Minnesota
3.790%, 05/01/2025 (A)	$	2,086	$	2,305
Bon Secours Mercy Health
3.464%, 06/01/2030		1,930		2,084
Bristol-Myers Squibb
5.000%, 08/15/2045 (A)		1,900		2,631
4.550%, 02/20/2048 (A)		255		341
3.400%, 07/26/2029 (A)		4,405		5,051
3.200%, 06/15/2026 (A)		1,355		1,518
2.900%, 07/26/2024 (A)		4,245		4,581
Cigna
4.125%, 11/15/2025		2,154		2,450
2.400%, 03/15/2030		2,655		2,743
CommonSpirit Health
4.350%, 11/01/2042		1,630		1,624
4.187%, 10/01/2049		2,815		2,777
CVS Health
4.100%, 03/25/2025		5,397		6,026
3.700%, 03/09/2023		8,125		8,707
3.000%, 08/15/2026		2,105		2,293
DH Europe Finance II Sarl
2.050%, 11/15/2022		3,635		3,744
Eli Lilly
3.375%, 03/15/2029		3,155		3,631
Gilead Sciences
4.800%, 04/01/2044		1,300		1,718
4.750%, 03/01/2046		1,625		2,177
4.000%, 09/01/2036		1,145		1,404
3.650%, 03/01/2026		815		925
3.250%, 09/01/2022		5,765		6,104
GlaxoSmithKline Capital
3.875%, 05/15/2028		2,040		2,395
2.875%, 06/01/2022		4,850		5,063
Health Care Service, A Mutual Legal Reserve
3.200%, 06/01/2050 (A)		3,025		3,068
2.200%, 06/01/2030 (A)		4,515		4,528
1.500%, 06/01/2025 (A)		4,585		4,605
Johnson & Johnson
2.900%, 01/15/2028		2,435		2,738
2.625%, 01/15/2025		1,660		1,812
Kaiser Foundation Hospitals
4.150%, 05/01/2047		2,830		3,508
3.150%, 05/01/2027		2,005		2,198
Medtronic
4.625%, 03/15/2045		931		1,254
4.375%, 03/15/2035		1,732		2,210
Memorial Health Services
3.447%, 11/01/2049		1,620		1,602
Merck
3.900%, 03/07/2039		2,865		3,554
3.600%, 09/15/2042		2,000		2,401
3.400%, 03/07/2029		2,385		2,739

SEI Institutional Investments Trust / Annual Report / May 31, 2020	323

SCHEDULE OF INVESTMENTS

May 31, 2020

Intermediate Duration Credit Fund (Continued)

Description		Face Amount (Thousands)		Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
2.750%, 02/10/2025	$	975	$	1,067
2.350%, 02/10/2022		3,630		3,748
New York and Presbyterian Hospital
4.763%, 08/01/2116		1,395		1,626
Northwell Healthcare
4.260%, 11/01/2047		1,915		2,006
Novartis Capital
3.000%, 11/20/2025		4,115		4,579
2.750%, 08/14/2050		5,016		5,251
Pfizer
4.000%, 03/15/2049		2,278		2,885
3.000%, 12/15/2026		2,065		2,352
2.800%, 03/11/2022		7,950		8,289
2.625%, 04/01/2030		9,926		10,846
2.550%, 05/28/2040		1,090		1,104
Pharmacia
6.600%, 12/01/2028		1,000		1,381
Providence St. Joseph Health Obligated Group
2.532%, 10/01/2029		9,800		10,212
Roche Holdings
2.625%, 05/15/2026 (A)		3,145		3,456
RWJ Barnabas Health
3.477%, 07/01/2049		4,000		3,990
SSM Health Care
3.688%, 06/01/2023		7,331		7,741
Stanford Health Care
3.310%, 08/15/2030		990		1,108
Stryker
1.950%, 06/15/2030		2,775		2,766
Thermo Fisher Scientific
4.133%, 03/25/2025		3,200		3,641
UnitedHealth Group
6.875%, 02/15/2038		2,300		3,631
6.500%, 06/15/2037		1,645		2,502
4.625%, 07/15/2035		5,090		6,657
4.200%, 01/15/2047		1,432		1,784
3.875%, 12/15/2028		1,835		2,187
3.850%, 06/15/2028		1,275		1,517
3.750%, 07/15/2025		3,700		4,233
3.700%, 12/15/2025		1,705		1,942
3.700%, 08/15/2049		420		496
3.500%, 02/15/2024		6,745		7,404
2.750%, 05/15/2040		2,040		2,126
2.375%, 10/15/2022		4,245		4,421
2.000%, 05/15/2030		2,300		2,372
Wyeth LLC
6.000%, 02/15/2036		1,400		1,992
5.950%, 04/01/2037		3,700		5,377

				305,486

Description		Face Amount (Thousands)		Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)

Industrials – 7.8%
Air Lease
3.875%, 07/03/2023	$	4,406	$	4,149
Airbus
3.950%, 04/10/2047 (A)		2,800		2,698
American Airlines Pass-Through Trust, Ser 2013-1, Cl A
4.000%, 07/15/2025		1,949		1,522
American Airlines Pass-Through Trust, Ser 2013-2, Cl A
4.950%, 01/15/2023		4,779		3,752
Aviation Capital Group LLC
2.875%, 01/20/2022 (A)		2,055		1,726
BAE Systems Holdings
3.800%, 10/07/2024 (A)		1,700		1,838
BAE Systems PLC
5.800%, 10/11/2041 (A)		1,940		2,509
3.400%, 04/15/2030 (A)		2,307		2,504
Boeing
5.805%, 05/01/2050		3,505		3,977
5.150%, 05/01/2030		8,840		9,473
3.100%, 05/01/2026		3,710		3,606
2.700%, 05/01/2022		3,420		3,439
1.875%, 06/15/2023		2,900		2,789
Burlington Northern Santa Fe LLC
6.150%, 05/01/2037		2,440		3,415
4.900%, 04/01/2044		2,563		3,316
4.550%, 09/01/2044		4,695		5,845
4.150%, 04/01/2045		2,905		3,515
4.150%, 12/15/2048		275		337
Caterpillar
3.803%, 08/15/2042		1,420		1,684
3.400%, 05/15/2024		3,050		3,348
Caterpillar Financial Services MTN
3.150%, 09/07/2021		3,340		3,445
2.950%, 02/26/2022		5,725		5,949
2.550%, 11/29/2022		8,075		8,444
CCL Industries
3.050%, 06/01/2030 (A)		3,435		3,451
Continental Airlines Pass-Through Trust, Ser 2012-1, Cl A
4.150%, 04/11/2024		2,609		2,402
Continental Airlines Pass-Through Trust, Ser 2012-2, Cl A
4.000%, 10/29/2024		3,522		3,118
CSX
3.350%, 09/15/2049		4,726		5,103
Deere
3.750%, 04/15/2050		205		248
3.100%, 04/15/2030		4,033		4,572

324	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Description		Face Amount (Thousands)		Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Delta Air Lines Pass-Through Trust, Ser 2015-1, Cl A
3.875%, 07/30/2027	$	1,265	$	1,125
Delta Air Lines Pass-Through Trust, Ser 2019-1, Cl A
3.404%, 04/25/2024		2,800		2,424
Delta Air Lines Pass-Through Trust, Ser 2020-1, Cl AA
2.000%, 06/10/2028		3,200		2,942
Emerson Electric
1.800%, 10/15/2027		6,393		6,507
Equifax
3.100%, 05/15/2030		1,940		2,024
2.600%, 12/15/2025		1,885		1,958
GE Capital International Funding Unlimited
4.418%, 11/15/2035		12,002		11,992
General Dynamics
4.250%, 04/01/2040		880		1,094
4.250%, 04/01/2050		100		130
1.875%, 08/15/2023		2,495		2,593
General Electric
4.250%, 05/01/2040		2,505		2,436
3.625%, 05/01/2030		9,920		9,808
3.450%, 05/01/2027		2,025		2,013
John Deere Capital
3.650%, 10/12/2023		4,902		5,411
John Deere Capital MTN
3.450%, 06/07/2023		4,761		5,149
3.125%, 09/10/2021		2,670		2,750
2.950%, 04/01/2022		5,720		5,970
2.800%, 03/04/2021		1,850		1,882
2.800%, 07/18/2029		4,220		4,651
2.650%, 06/24/2024		4,525		4,837
2.650%, 06/10/2026		325		355
Lockheed Martin
2.800%, 06/15/2050		1,645		1,720
Mexico City Airport Trust
5.500%, 07/31/2047 (A)		2,475		2,112
Norfolk Southern
3.800%, 08/01/2028		3,180		3,613
Northrop Grumman
2.930%, 01/15/2025		4,590		4,973
PACCAR Financial MTN
1.650%, 08/11/2021		1,200		1,203
Penske Truck Leasing LP
4.000%, 07/15/2025 (A)		2,904		3,112
3.950%, 03/10/2025 (A)		2,752		2,930
3.450%, 07/01/2024 (A)		5,540		5,755
Raytheon
2.500%, 12/15/2022		6,237		6,472
Raytheon Technologies
4.500%, 06/01/2042		2,300		2,820

Description		Face Amount (Thousands)		Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Ryder System MTN
4.625%, 06/01/2025	$	4,800	$	5,209
Siemens Financieringsmaatschappij
2.900%, 05/27/2022 (A)		1,920		2,006
1.700%, 09/15/2021 (A)		3,930		3,985
SMBC Aviation Capital Finance DAC
3.000%, 07/15/2022 (A)		2,035		2,020
Snap-on
4.100%, 03/01/2048		570		650
3.100%, 05/01/2050		5,459		5,446
Southwest Airlines Pass-Through Trust, Ser 2007-1
6.150%, 08/01/2022		385		380
Textron
3.000%, 06/01/2030		2,125		2,027
TTX
4.600%, 02/01/2049 (A)		2,100		2,613
TTX MTN
3.600%, 01/15/2025 (A)		3,243		3,469
2.600%, 06/15/2020 (A)		2,620		2,621
United Airlines Pass-Through Trust, Ser 2016-1, Cl B
3.650%, 01/07/2026		2,026		1,335
United Airlines Pass-Through Trust, Ser 2018-1, Cl B
4.600%, 03/01/2026		1,159		771
United Airlines Pass-Through Trust, Ser 2019-1, Cl AA
4.150%, 08/25/2031		1,489		1,392
United Parcel Service
3.750%, 11/15/2047		3,396		3,883
US Airways Pass-Through Trust, Ser 2012-2, Cl A
4.625%, 06/03/2025		118		97
Verisk Analytics
3.625%, 05/15/2050		2,610		2,781
WW Grainger
4.200%, 05/15/2047		2,510		2,849

				258,469

Information Technology – 9.3%
Adobe
1.700%, 02/01/2023		12,255		12,665
Apple
4.650%, 02/23/2046		4,760		6,554
4.500%, 02/23/2036		2,385		3,113
4.375%, 05/13/2045		515		673
3.850%, 08/04/2046		7,140		8,812
3.350%, 02/09/2027		3,810		4,322
3.250%, 02/23/2026		19,690		22,209
3.000%, 02/09/2024		3,800		4,120
2.850%, 05/11/2024		1,055		1,142

SEI Institutional Investments Trust / Annual Report / May 31, 2020	325

SCHEDULE OF INVESTMENTS

May 31, 2020

Intermediate Duration Credit Fund (Continued)

Description		Face Amount (Thousands)		Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
2.650%, 05/11/2050	$	3,395	$	3,506
Applied Materials
3.900%, 10/01/2025		3,155		3,620
2.750%, 06/01/2050		1,580		1,569
Broadcom
4.150%, 11/15/2030 (A)		970		1,016
3.150%, 11/15/2025 (A)		7,240		7,516
2.650%, 01/15/2023		3,066		3,163
Cisco Systems
5.900%, 02/15/2039		2,007		2,943
2.200%, 09/20/2023		4,055		4,311
Dell International LLC
8.100%, 07/15/2036 (A)		645		782
Genpact Luxembourg Sarl
3.700%, 04/01/2022		3,310		3,385
3.375%, 12/01/2024		3,580		3,697
Intel
4.950%, 03/25/2060		1,750		2,527
4.750%, 03/25/2050		2,220		3,020
4.600%, 03/25/2040		2,835		3,689
4.000%, 12/15/2032		4,300		5,307
3.734%, 12/08/2047		2,511		2,952
3.250%, 11/15/2049		3,045		3,371
2.875%, 05/11/2024		5,830		6,319
International Business Machines
4.150%, 05/15/2039		2,080		2,474
3.300%, 05/15/2026		1,805		2,013
Lam Research
1.900%, 06/15/2030		7,050		7,093
Leidos
4.375%, 05/15/2030 (A)		5,005		5,569
3.625%, 05/15/2025 (A)		1,095		1,175
Mastercard
3.850%, 03/26/2050		2,700		3,451
3.300%, 03/26/2027		2,560		2,904
2.950%, 06/01/2029		2,420		2,714
Microsoft
5.200%, 06/01/2039		2,378		3,453
4.100%, 02/06/2037		6,298		8,003
4.000%, 02/12/2055		1,100		1,441
3.750%, 02/12/2045		115		144
3.700%, 08/08/2046		9,099		11,337
3.500%, 02/12/2035		1,290		1,567
3.450%, 08/08/2036		115		136
2.875%, 02/06/2024		1,900		2,058
2.400%, 08/08/2026		11,215		12,321
2.000%, 08/08/2023		2,335		2,449
NVIDIA
2.850%, 04/01/2030		10,980		12,034
NXP BV
4.875%, 03/01/2024 (A)		3,252		3,595

Description		Face Amount (Thousands)		Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Oracle
4.300%, 07/08/2034	$	2,835	$	3,480
4.125%, 05/15/2045		325		385
4.000%, 07/15/2046		7,985		9,258
3.850%, 07/15/2036		470		545
3.800%, 11/15/2037		2,505		2,853
3.600%, 04/01/2040		6,995		7,744
2.950%, 05/15/2025		2,160		2,350
2.950%, 04/01/2030		9,310		10,213
2.650%, 07/15/2026		5,610		6,078
2.500%, 05/15/2022		4,700		4,864
2.400%, 09/15/2023		3,840		4,049
QUALCOMM
4.300%, 05/20/2047		2,978		3,648
2.600%, 01/30/2023		5,375		5,642
2.150%, 05/20/2030		4,190		4,303
Texas Instruments
4.150%, 05/15/2048		3,579		4,709
2.250%, 09/04/2029		15,700		16,679
1.375%, 03/12/2025		4,015		4,127
Visa
3.150%, 12/14/2025		385		433
2.700%, 04/15/2040		580		616
2.050%, 04/15/2030		1,964		2,056
VMware
4.500%, 05/15/2025		2,595		2,804

				309,070

Materials — 0.6%
Air Products and Chemicals
1.850%, 05/15/2027		2,860		2,953
BHP Billiton Finance USA
6.420%, 03/01/2026		1,510		1,904
5.000%, 09/30/2043		1,400		1,945
Ecolab
4.800%, 03/24/2030		1,068		1,334

Nacional del Cobre de Chile
4.250%, 07/17/2042 (A)		2,100		2,251
3.700%, 01/30/2050 (A)		1,200		1,193
Newcrest Finance Pty
3.250%, 05/13/2030 (A)		2,440		2,553
Praxair
3.200%, 01/30/2026		2,315		2,579
Rio Tinto Finance USA
5.200%, 11/02/2040		1,185		1,615
Vulcan Materials
3.500%, 06/01/2030		2,465		2,567

				20,894

Real Estate — 2.3%
AvalonBay Communities MTN
3.350%, 05/15/2027		2,980		3,212

326	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Description		Face Amount (Thousands)		Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
2.950%, 05/11/2026	$	2,182	$	2,281
Boston Properties
4.500%, 12/01/2028		2,630		3,027
3.850%, 02/01/2023		5,430		5,769
Camden Property Trust
2.800%, 05/15/2030		2,500		2,619
Crown Castle Towers LLC
3.663%, 05/15/2025 (A)		3,600		3,824
Healthpeak Properties
4.250%, 11/15/2023		1,970		2,070
3.250%, 07/15/2026		1,940		1,970
Kimco Realty
3.300%, 02/01/2025		2,045		2,069
Newmark Group
6.125%, 11/15/2023		3,140		2,885
Prologis
2.250%, 04/15/2030		1,375		1,412
2.125%, 04/15/2027		3,225		3,335
Realty Income
3.250%, 10/15/2022		4,970		5,189
Regency Centers
4.650%, 03/15/2049		430		451
4.400%, 02/01/2047		1,885		1,901
Sabra Health Care
4.800%, 06/01/2024		940		916
3.900%, 10/15/2029		4,275		3,609
Simon Property Group
6.750%, 02/01/2040		470		599
4.250%, 11/30/2046		1,864		1,780
3.375%, 10/01/2024		5,488		5,601
3.250%, 09/13/2049		1,555		1,261
2.450%, 09/13/2029		5,620		5,144
Ventas Realty
4.400%, 01/15/2029		5,598		5,710
3.125%, 06/15/2023		1,595		1,611
Vornado Realty
3.500%, 01/15/2025		3,895		3,749
Welltower
4.950%, 09/01/2048		2,632		2,695
WP Carey
4.600%, 04/01/2024		2,670		2,825

				77,514

Utilities — 8.9%
AEP Texas
3.450%, 01/15/2050		2,695		2,840
Alabama Power
3.850%, 12/01/2042		600		695
3.700%, 12/01/2047		2,800		3,161
2.450%, 03/30/2022		2,545		2,628
Ameren Illinois
4.500%, 03/15/2049		7,005		9,222

Description		Face Amount (Thousands)		Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
2.700%, 09/01/2022	$	2,000	$	2,068
Atmos Energy
4.125%, 03/15/2049		3,445		4,242

Berkshire Hathaway Energy
4.250%, 10/15/2050 (A)		2,840		3,570
3.800%, 07/15/2048		1,065		1,229
3.250%, 04/15/2028		1,720		1,931
CenterPoint Energy Houston Electric LLC
4.500%, 04/01/2044		2,215		2,780
Cleco Corporate Holdings LLC
3.375%, 09/15/2029 (A)		1,620		1,604
CMS Energy
3.000%, 05/15/2026		4,285		4,572
Commonwealth Edison
4.700%, 01/15/2044		2,000		2,590
4.000%, 03/01/2048		3,635		4,356
3.200%, 11/15/2049		1,425		1,525
3.000%, 03/01/2050		2,940		3,079
2.550%, 06/15/2026		4,665		5,011
Consolidated Edison of New York
3.875%, 06/15/2047		3,000		3,384
3.800%, 05/15/2028		5,765		6,478
Consumers Energy Co
3.500%, 08/01/2051		450		532
Dominion Energy
3.375%, 04/01/2030		645		708
Dominion Energy South Carolina
4.600%, 06/15/2043		1,000		1,254
4.250%, 08/15/2028		5,318		6,048
Duke Energy Carolinas LLC
5.300%, 02/15/2040		1,700		2,313
3.900%, 06/15/2021		235		241
3.875%, 03/15/2046		3,800		4,488
3.350%, 05/15/2022		11,290		11,890
Duke Energy Florida LLC
3.100%, 08/15/2021		4,530		4,626
Duke Energy Indiana LLC
6.350%, 08/15/2038		340		507

4.900%, 07/15/2043		240		318
Duke Energy Ohio
2.125%, 06/01/2030		1,190		1,222
Duke Energy Progress LLC
4.200%, 08/15/2045		2,170		2,678
4.100%, 05/15/2042		966		1,158
3.000%, 09/15/2021		3,745		3,826
Electricite de France
4.950%, 10/13/2045 (A)		2,015		2,457

4.750%, 10/13/2035 (A)		900		1,136
Entergy Louisiana LLC
4.200%, 09/01/2048		4,565		5,744
Entergy Mississippi LLC
2.850%, 06/01/2028		3,670		3,863

SEI Institutional Investments Trust / Annual Report / May 31, 2020	327

SCHEDULE OF INVESTMENTS

May 31, 2020

Intermediate Duration Credit Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Essential Utilities
4.276%, 05/01/2049	$1,175	$1,430
3.566%, 05/01/2029	1,695	1,842
Evergy
5.292%, 06/15/2022	1,190	1,275
Eversource Energy
3.800%, 12/01/2023	2,905	3,176
2.900%, 10/01/2024	4,515	4,826
2.750%, 03/15/2022	1,270	1,310
Exelon
3.950%, 06/15/2025	1,846	2,064
Florida Power & Light
5.960%, 04/01/2039	140	209
5.690%, 03/01/2040	1,621	2,383
4.125%, 02/01/2042	3,395	4,241
2.850%, 04/01/2025	4,535	4,932
Georgia Power
4.300%, 03/15/2043	3,870	4,466
3.700%, 01/30/2050	2,920	3,227
Idaho Power
4.200%, 03/01/2048	2,315	2,863
Indiana Michigan Power
4.250%, 08/15/2048	525	629
Indianapolis Power & Light
4.700%, 09/01/2045 (A)	1,240	1,516
4.050%, 05/01/2046 (A)	60	67
Kentucky Utilities
5.125%, 11/01/2040	155	203
Korea Gas MTN
2.750%, 07/20/2022 (A)	4,490	4,635
MidAmerican Energy
3.150%, 04/15/2050	2,700	2,898
NextEra Energy Capital Holdings
3.500%, 04/01/2029	7,615	8,688
Niagara Mohawk Power
4.278%, 10/01/2034 (A)	1,959	2,328
3.508%, 10/01/2024 (A)	130	143
Northern States Power
7.125%, 07/01/2025	3,220	4,038
NSTAR Electric
3.250%, 05/15/2029	2,684	3,065
Oglethorpe Power
5.375%, 11/01/2040	1,435	1,662
4.250%, 04/01/2046	1,150	1,199
4.200%, 12/01/2042	170	178
Ohio Power
2.600%, 04/01/2030	3,565	3,784
Oncor Electric Delivery LLC
5.300%, 06/01/2042	3,055	4,246
3.750%, 04/01/2045	3,195	3,722
3.700%, 05/15/2050 (A)	770	924

Description		Face Amount (Thousands)		Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
PacifiCorp
6.250%, 10/15/2037	$	2,195	$	3,135
6.000%, 01/15/2039		4,275		6,023
2.950%, 06/01/2023		4,940		5,241
PPL Electric Utilities
4.150%, 06/15/2048		2,400		2,973
3.950%, 06/01/2047		1,802		2,131
Public Service Electric & Gas MTN
4.050%, 05/01/2048		2,792		3,465
3.700%, 05/01/2028		1,180		1,343
3.250%, 09/01/2023		1,450		1,563
Public Service of Colorado
6.250%, 09/01/2037		210		312
3.200%, 03/01/2050		1,575		1,728
Public Service of New Hampshire
3.600%, 07/01/2049		6,590		7,583
Public Service of Oklahoma
6.625%, 11/15/2037		960		1,304
San Diego Gas & Electric
4.500%, 08/15/2040		2,025		2,432
3.600%, 09/01/2023		1,224		1,309
3.320%, 04/15/2050		400		427
3.000%, 08/15/2021		3,840		3,929
Sempra Energy
4.000%, 02/01/2048		480		538
3.800%, 02/01/2038		1,160		1,235
3.400%, 02/01/2028		1,715		1,839
2.900%, 02/01/2023		4,129		4,296
Southern California Edison
3.875%, 06/01/2021		8,795		8,987
2.850%, 08/01/2029		2,555		2,664
Southern California Gas
5.125%, 11/15/2040		10		13
4.300%, 01/15/2049		1,045		1,302
3.750%, 09/15/2042		180		202
2.550%, 02/01/2030		4,515		4,806
Tampa Electric
3.625%, 06/15/2050		4,580		5,217
Union Electric
4.000%, 04/01/2048		1,970		2,359
2.950%, 03/15/2030		6,090		6,682
Wisconsin Power & Light
3.050%, 10/15/2027		2,300		2,496
Wisconsin Public Service
3.300%, 09/01/2049		2,405		2,569

				294,246

Total Corporate Obligations (Cost $2,779,440) ($ Thousands)				3,002,182

328	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Description		Face Amount (Thousands)		Market Value ($ Thousands)

U.S. TREASURY OBLIGATIONS — 3.5%
U.S. Treasury Bonds
2.375%, 11/15/2049 (E)	$	370	$	457
2.000%, 02/15/2050		33,580		38,486
1.250%, 05/15/2050		6,505		6,259
U.S. Treasury Notes
0.625%, 03/31/2027		3,860		3,897
0.625%, 05/15/2030		17,800		17,762
0.500%, 03/15/2023		32,895		33,184
0.500%, 04/30/2027		3,910		3,913
0.375%, 04/30/2025		5,695		5,713
0.125%, 04/30/2022		8,238		8,232

Total U.S. Treasury Obligations (Cost $117,842) ($ Thousands)				117,903

MUNICIPAL BONDS — 2.2%

California — 0.7%
Bay Area, Toll Authority, Build America Project, Ser S1, RB
6.793%, 04/01/2030		1,132		1,408
Bay Area, Toll Authority, RB
2.574%, 04/01/2031		3,300		3,492
California State, Build America Project, GO
7.600%, 11/01/2040		560		996
7.550%, 04/01/2039		2,205		3,803
7.500%, 04/01/2034		5,125		8,240
Los Angeles, Unified School District, Build America Project, Ser RY, GO
6.758%, 07/01/2034		1,070		1,522
Regents of the University of California, Ser H, RB
6.548%, 05/15/2048		120		184
University of California, RB
5.770%, 05/15/2043		1,505		2,192

				21,837

Florida — 0.1%
Miami-Dade County, Aviation Revenue, Ser D, RB
1.917%, 10/01/2020		2,800		2,799

Georgia — 0.2%
Georgia State, Municipal Electric Authority, Build America Project, RB
7.055%, 04/01/2057		2,706		3,693
6.637%, 04/01/2057		2,411		3,292

				6,985

Description		Face Amount (Thousands)		Market Value ($ Thousands)

MUNICIPAL BONDS (continued)

Illinois — 0.1%
Greater Chicago, Metropolitan Water Reclamation District, GO
5.720%, 12/01/2038	$	2,580	$	3,641

Kansas — 0.0%
Kansas State, Development Finance Authority, Ser H, RB
4.727%, 04/15/2037		1,455		1,722

Massachusetts — 0.0%
Massachusetts State, Build America Project, GO
4.910%, 05/01/2029		100		121
Massachusetts State, Build America Project, RB
5.731%, 06/01/2040		80		106

				227

Michigan — 0.2%
Michigan State, Finance Authority, RB
3.084%, 12/01/2034		1,685		1,802
Michigan State, Finance Authority, RB Callable 03/01/2026 @ 100
2.671%, 09/01/2049 (C)		4,600		4,480

				6,282

New Jersey — 0.2%
New Jersey State, Transportation Trust Fund Authority, Ser C, RB
5.754%, 12/15/2028		2,300		2,602
New Jersey State, Turnpike Authority, Build America Project, RB
7.102%, 01/01/2041		2,500		3,968

				6,570

New York — 0.6%
New York & New Jersey, Port Authority, RB
4.926%, 10/01/2051		165		222
4.458%, 10/01/2062		195		246
New York & New Jersey, Port Authority, Ser 181, RB
4.960%, 08/01/2046		1,280		1,662
New York State, Dormitory Authority, Ser F, RB
3.110%, 02/15/2039		2,435		2,574
New York State, Thruway Authority, Ser M, RB
2.900%, 01/01/2035		4,150		4,125
New York State, Urban Development, RB
5.770%, 03/15/2039		8,225		10,138

				18,967

SEI Institutional Investments Trust / Annual Report / May 31, 2020	329

SCHEDULE OF INVESTMENTS

May 31, 2020

Intermediate Duration Credit Fund (Concluded)

Description	Face Amount (Thousands)		Market Value ($ Thousands)

MUNICIPAL BONDS (continued)

Texas — 0.1%
Grand Parkway, Transportation Corp, RB
5.184%, 10/01/2042	$	530	$	675
North Texas, Tollway Authority, Build America Project, RB
6.718%, 01/01/2049		810		1,350
Texas State, Build America Project, GO
5.517%, 04/01/2039		540		789
Texas State, Private Activity Bond Surface Transportation, RB
3.922%, 12/31/2049		1,120		1,117

				3,931

Total Municipal Bonds (Cost $67,284) ($ Thousands)				72,961

SOVEREIGN DEBT — 1.4%

Abu Dhabi Government International Bond MTN
3.875%, 04/16/2050 (A)		3,735		4,253
Chile Government International Bond
3.500%, 01/25/2050		6,515		6,971
Export-Import Bank of Korea
2.750%, 01/25/2022		3,320		3,418
Israel Government International Bond
3.875%, 07/03/2050		3,325		3,801
2.750%, 07/03/2030		4,000		4,335
Japan Bank for International Cooperation
1.750%, 01/23/2023		7,830		8,057
Province of Quebec Canada
6.350%, 01/30/2026		270		347
2.500%, 04/09/2024		8,670		9,306
Qatar Government International Bond
4.400%, 04/16/2050 (A)		3,640		4,327

Total Sovereign Debt (Cost $41,408) ($ Thousands)				44,815

ASSET-BACKED SECURITY — 0.1%

Other Asset-Backed Security — 0.1%

American Tower Trust I, Ser 2013-13, Cl 2A
3.070%, 03/15/2048 (A)		3,285		3,361

Total Asset-Backed Security (Cost $3,281) ($ Thousands)				3,361

Description	Shares	Market Value ($ Thousands)

CASH EQUIVALENT — 1.9%
SEI Daily Income Trust, Government Fund, Cl F
0.090%**†	63,112,236	$	63,112

Total Cash Equivalent (Cost $63,112) ($ Thousands)			63,112

Total Investments in Securities — 99.4% (Cost $3,072,367) ($ Thousands)		$	3,304,334

330	SEI Institutional Investments Trust / Annual Report / May 31, 2020

A list of the open futures contracts held by the Fund at May 31, 2020, is as follows:

Type of Contract	Number of Contracts Long/(Short)	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
U.S. Long Treasury Bond	53	Sep-2020	$9,426	$9,454	$28
Ultra 10-Year U.S. Treasury Notes	(146)	Sep-2020	(22,911)	(22,970)	(59)

			$(13,485)	$(13,516)	$(31)

        Percentages are based on Net Assets of $3,323,248 ($ Thousands).

**	The rate reported is the 7-day effective yield as of May 31, 2020.

†	Investment in Affiliated Security (see Note 6).

(A)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On May 31, 2020, the value of these securities amounted to $467,890 ($ Thousands), representing 14.1% of the Net Assets of the Fund.

(B)	Zero coupon security. The rate shown on the Schedule of Investments is the security’s effective yield at the time of purchase.

(C)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

(D)	Perpetual security with no stated maturity date.

(E)	Security, or a portion thereof, has been pledged as collateral on open futures contracts.

Cl — Class

DAC — Designated Activity Company

GO — General Obligation

ICE— Intercontinental Exchange

LIBOR— London Interbank Offered Rate

LLC — Limited Liability Company

LP — Limited Partnership

MTN — Medium Term Note

PLC — Public Limited Company

RB — Revenue Bond

Ser — Series

USD — United States Dollar

VAR — Variable Rate

The following is a list of the level of inputs used as of May 31, 2020, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Corporate Obligations	–	3,002,182	–	3,002,182
U.S. Treasury Obligations	–	117,903	–	117,903
Municipal Bonds	–	72,961	–	72,961
Sovereign Debt	–	44,815	–	44,815
Asset-Backed Security	–	3,361	–	3,361
Cash Equivalent	63,112	–	–	63,112

Total Investments in Securities	63,112	3,241,222	–	3,304,334

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	28	–	–	28
Unrealized Depreciation	(59)	–	–	(59)

Total Other Financial Instruments	(31)	–	–	(31)

* Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended May 31, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2020 ($ Thousands):

Security Description	Value 5/31/2019	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 5/31/2020	Shares	Income	Capital Gains
SEI Daily Income Trust, Government Fund, Cl F	$42,290	$1,366,961	$(1,346,139)	$—	$—	$63,112	63,112,236	$679	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2020	331

CONSOLIDATED SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2020

Dynamic Asset Allocation Fund

†Percentages are based on total investments.

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
COMMON STOCK – 89.4%

Communication Services – 9.8%
Alphabet Inc, Cl A *	1.5%	18,245	$26,155
Alphabet Inc, Cl C *	1.5	18,222	26,038
AT&T Inc	0.8	444,519	13,718
Comcast Corp, Cl A	0.6	276,200	10,937
Facebook Inc, Cl A *	1.9	146,500	32,976
Netflix Inc *	0.7	26,700	11,207
Verizon Communications Inc	0.8	251,700	14,442
Walt Disney Co/The *	0.8	109,677	12,865
Other Securities	1.2		20,791

			169,129

Consumer Discretionary – 9.4%
Amazon.com Inc *	3.6	25,400	62,036
Home Depot Inc/The	1.0	66,432	16,507
McDonald’s Corp	0.5	45,800	8,533
NIKE Inc, Cl B	0.4	75,700	7,462
Other Securities	3.9		67,768

			162,306

Consumer Staples – 6.4%
Coca-Cola Co/The	0.6	234,600	10,951
Costco Wholesale Corp	0.5	26,900	8,298
PepsiCo Inc	0.6	84,862	11,164
Philip Morris International Inc	0.4	94,600	6,940
Procter & Gamble Co/The	1.0	151,736	17,589
Walmart Inc	0.6	86,265	10,702
Other Securities	2.7		44,271

			109,915

Energy – 2.6%
Chevron Corp	0.6	115,000	10,545
Exxon Mobil Corp	0.7	257,400	11,704
Other Securities	1.3		22,681

			44,930

Financials – 9.3%
Bank of America Corp	0.7	492,500	11,879
Berkshire Hathaway Inc, Cl B *	1.3	119,100	22,103
JPMorgan Chase & Co	1.1	190,900	18,577

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Other Securities	6.2%		$107,261

			159,820

Health Care – 13.6%
Abbott Laboratories	0.6	107,539	10,208
AbbVie Inc	0.6	107,253	9,939
Amgen Inc	0.5	36,100	8,292
Bristol-Myers Squibb Co	0.5	142,500	8,510
Eli Lilly and Co	0.4	51,367	7,857
Johnson & Johnson	1.4	160,200	23,830
Medtronic PLC	0.5	81,455	8,030
Merck & Co Inc	0.7	154,900	12,504
Pfizer Inc	0.7	336,696	12,858
Thermo Fisher Scientific Inc	0.5	24,400	8,520
UnitedHealth Group Inc	1.0	57,700	17,590
Other Securities	6.2		106,565

			234,703

Industrials – 7.1%
Union Pacific Corp	0.4	42,200	7,168
Other Securities	6.7		115,402

			122,570

Information Technology – 23.4%
Accenture PLC, Cl A	0.5	38,600	7,783
Adobe Inc *	0.7	29,400	11,366
Apple Inc	4.7	254,400	80,884
Broadcom Inc	0.4	24,093	7,018
Cisco Systems Inc	0.7	258,100	12,342
Intel Corp	1.0	264,700	16,658
Mastercard Inc, Cl A	0.9	54,000	16,248
Microsoft Corp	4.9	464,600	85,138
NVIDIA Corp	0.8	37,200	13,207
Oracle Corp	0.4	131,700	7,081
PayPal Holdings Inc *	0.6	71,400	11,068
salesforce.com *	0.6	53,900	9,421
Texas Instruments Inc	0.4	56,800	6,744
Visa Inc, Cl A	1.2	104,200	20,344
Other Securities	5.6		98,497

			403,799

Materials – 2.3%
Other Securities	2.3		39,243
Real Estate – 2.6%
American Tower Corp, Cl A ‡	0.4	26,947	6,957
Other Securities ‡	2.2		36,826

			43,783

Utilities – 2.9%
NextEra Energy Inc	0.4	29,700	7,590

332	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Other Securities	2.5%		$42,428

			50,018

Total Common Stock
(Cost $729,894) ($ Thousands)			1,540,216

Total Investments in Securities — 89.4%
(Cost $729,894)($ Thousands)			$1,540,216

		Contracts

PURCHASED OPTIONS*(A) – 0.1%
Total Purchased Options
(Premiums Paid $3,912) ($ Thousands)		499,177,270	2,039

PURCHASED SWAPTION*(B) – 0.6%
Total Purchased Swaption
(Premiums Paid $6,951) ($ Thousands)		2,550,870,000	11,124

A list of the open exchange traded options contracts held by the Fund at May 31, 2020, is as follows:

Description	Number of Contracts	Notional Amount (Thousands)	Exercise Price	Expiration Date	Value (Thousands)
PURCHASED OPTIONS — 0.1%
Call Options
August 20 Put EUR Call USD*	287,579,342	$1,567,307	$1.09	8/07/2020	$1,277
August 20 Put EUR Call USD*	211,597,928	1,142,629	1.08	8/27/2020	762

Total Purchased Options		$2,709,936			$2,039

SEI Institutional Investments Trust / Annual Report / May 31, 2020	333

CONSOLIDATED SUMMARY SCHEDULE OF INVESTMENTS

May 31, 2020

Dynamic Asset Allocation Fund (Concluded)

A list of the open OTC swaption contracts held by the Fund at May 31, 2020, is as follows:

Description	Counterparty	Number of Contracts/ Notional Amount	Exercise Price	Expiration Date	Value (Thousands)
PURCHASED SWAPTION — 0.6%
Call Swaptions
CMS One Look*	Bank of America Merill Lynch	2,550,870,000	$0.14	07/31/2021	$11,124

A list of the open futures contracts held by the Fund at May 31, 2020, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Thousands)
S&P 500 Index E-MINI	972	Jun-2020	$139,335	$147,841	$8,506

A list of the open forward foreign currency contracts held by the Fund at May 31, 2020, is as follows:

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Bank of America	01/11/21	USD	12,288	SAR	46,228	$—

Bank of America	01/11/21	USD	11,346	SAR	42,569	(30)

Bank of America	01/11/21	SAR	374,413	USD	99,774	250

Bank of America	01/11/21	SAR	38,684	USD	10,270	(13)

						$207

A list of OTC swap agreements held by the fund at May 31, 2020, is as follows:

				Total Return Swaps
Counterparty	Reference Entity/ Obligation	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
BNP Paribas^	Bloomberg Gold SubIndex Total Return	US T-BILL HIGH DISCOUNT RATE + 7 BPS	INDEX RETURN	Quarterly	03/17/2021	USD	(98,060)	$13,599	$–	$13,599
BNP Paribas^	Bloomberg Gold SubIndex Total Return	US T-BILL HIGH DISCOUNT RATE + 7 BPS	INDEX RETURN	Quarterly	04/05/2021	USD	(73,855)	4,247	–	4,247

								$17,846	$–	$17,846

*	Non-income producing security.

‡	Real Estate Investment Trust.

Percentages are based on a Net Assets of $1,722,704 ($ Thousands).

(A)	Refer to table below for details on Options Contracts.

(B)	Refer to table below for details on Swaption Contracts.

^	Security, or a portion thereof, is held by the DAA Commodity Strategy Subsidiary, Ltd. as of May 31, 2020.

Cl — Class

Ltd. — Limited

MSCI — Morgan Stanley Capital International

NASDAQ – National Association of Securities Dealers and Automated Quotations

PLC — Public Limited Company

S&P— Standard & Poor’s

SAR— Saudi Riyal

USD — U.S. Dollar

334	SEI Institutional Investments Trust / Annual Report / May 31, 2020

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of May 31, 2020, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	1,540,216	–	–	1,540,216

Total Investments in Securities	1,540,216	–	–	1,540,216

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Purchased Options	2,039	–	–	2,039
Purchased Swaptions	–	11,124	–	11,124
Futures Contracts*
Unrealized Appreciation	8,506	–	–	8,506
Forwards Contracts*
Unrealized Appreciation	–	250	–	250
Unrealized Depreciation	–	(43)	–	(43)
OTC Swaps
Total Return Swaps*
Unrealized Appreciation	–	17,846	–	17,846

Total Other Financial Instruments	10,545	29,177	–	39,722

* Futures contracts, forwards contracts, and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended May 31, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2020	335

CONSOLIDATED SCHEDULE OF INVESTMENTS

May 31, 2020

Multi-Asset Real Return Fund

Sector Weightings (Unaudited)†:

†Percentages are based on total investments.

Description	Face Amount (Thousands)	Market Value ($ Thousands)

U.S. TREASURY OBLIGATIONS – 68.7%
U.S. Treasury Bills ^ (A)
1.480%, 12/03/2020	$5,500	$5,495
0.600%, 11/05/2020	46,500	46,466
0.139%, 02/25/2021	2,500	2,497
0.120%, 12/31/2020	4,500	4,495
U.S. Treasury Bonds
3.000%, 02/15/2049	5,660	7,812
U.S. Treasury Inflation-Protected Securities
2.375%, 01/15/2025	18,541	20,987
2.000%, 01/15/2026	15,066	17,181
0.625%, 07/15/2021 (G)	49,810	50,178
0.625%, 04/15/2023 (H)	40,885	41,905
0.625%, 01/15/2024 (G)	24,105	24,980
0.500%, 04/15/2024	6,069	6,277
0.375%, 07/15/2023 (G)	35,309	36,239
0.375%, 07/15/2025 (G)	97,179	101,809
0.250%, 01/15/2025	8,887	9,175
0.125%, 01/15/2022	11,661	11,688
0.125%, 04/15/2022 (G)	4,822	4,831
0.125%, 07/15/2022 (G)	29,096	29,402
0.125%, 01/15/2023	24,541	24,784
0.125%, 07/15/2024 (G)	23,638	24,280
0.125%, 10/15/2024 (G)	19,769	20,349
0.125%, 07/15/2026	19,908	20,738
U.S. Treasury Notes ^
0.430%, VAR US Treasury 3 Month Bill Money Market Yield+0.300%, 10/31/2021 (B)	5,300	5,318

Description	Face Amount (Thousands)	Market Value ($ Thousands)
U.S. TREASURY OBLIGATIONS (continued)
0.350%, VAR US Treasury 3 Month Bill Money Market Yield+0.220%, 07/31/2021 (B)	$1,500	$1,503

Total U.S. Treasury Obligations (Cost $507,616) ($ Thousands)		518,389

	Shares
COMMON STOCK – 28.9%
Communication Services – 2.2%
Activision Blizzard Inc	6,080	438
Alphabet Inc, Cl A *	1,309	1,877
Alphabet Inc, Cl C *	1,294	1,849
Anterix Inc *	100	5
AT&T Inc (C)	86,774	2,678
CenturyLink Inc	13,847	136
Cinemark Holdings Inc	2,300	35
Electronic Arts Inc *	2,081	256
Facebook Inc, Cl A *	10,388	2,338
GCI Liberty Inc *	1,300	90
IAC/interactivecorp *	200	54
Iridium Communications Inc *	800	18
Liberty Media Corp-Liberty Formula One, Cl C *	1,700	59
Live Nation Entertainment Inc *	700	34
Madison Square Garden Sports C, Cl A *	200	34
Netflix Inc *	3,258	1,368
Roku Inc, Cl A *	649	71
Shenandoah Telecommunications Co	500	26
Spok Holdings Inc	3,900	40
Spotify Technology SA *	800	145
Take-Two Interactive Software Inc *	700	95
Telephone and Data Systems Inc	1,478	30
T-Mobile US Inc *	4,052	405
Twitter Inc *	3,098	96
United States Cellular Corp *	600	19
Verizon Communications Inc	48,286	2,770
ViacomCBS Inc, Cl B	2,444	51
Vonage Holdings Corp *	4,800	46
Walt Disney Co/The	14,890	1,747
Zynga Inc, Cl A *	8,400	77

		16,887

Consumer Staples – 7.3%
Altria Group Inc (C)	53,206	2,078
Andersons Inc/The	1,800	23
Archer-Daniels-Midland Co	15,705	617
B&G Foods Inc, Cl A	2,371	55
BellRing Brands Inc, Cl A *	700	14
Beyond Meat Inc *	1,100	141
BJ’s Wholesale Club Holdings Inc *	3,200	115
Boston Beer Co Inc/The, Cl A *	150	85
Brown-Forman Corp, Cl A	1,099	65

336	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Brown-Forman Corp, Cl B	4,477	$295
Bunge Ltd	4,344	170
Calavo Growers Inc	956	56
Cal-Maine Foods Inc	1,050	47
Campbell Soup Co	4,602	235
Casey’s General Stores Inc	1,003	160
Central Garden & Pet Co, Cl A *	1,500	51
Church & Dwight Co Inc	6,973	523
Clorox Co	3,691	761
Coca-Cola Co (C)	108,654	5,072
Coca-Cola Consolidated Inc	100	24
Colgate-Palmolive Co	24,188	1,750
Conagra Brands Inc	13,406	466
Constellation Brands Inc, Cl A	4,476	773
Costco Wholesale Corp (C)	12,732	3,927
Coty Inc, Cl A	5,168	19
Darling Ingredients Inc *	4,064	95
Edgewell Personal Care Co *	1,866	57
Energizer Holdings Inc	1,687	74
Estee Lauder Cos Inc/The, Cl A	6,032	1,191
Flowers Foods Inc	5,713	135
Fresh Del Monte Produce Inc	1,211	30
Freshpet Inc *	700	54
General Mills Inc	16,737	1,055
Grocery Outlet Holding Corp *	2,000	74
Hain Celestial Group Inc/The *	2,866	90
Herbalife Nutrition Ltd *	2,712	119
Hershey Co/The	4,099	556
Hormel Foods Corp	7,630	373
Hostess Brands Inc, Cl A *	3,430	41
Ingles Markets Inc, Cl A	447	19
Ingredion Inc	2,185	184
Inter Parfums Inc	900	42
J&J Snack Foods Corp	753	97
JM Smucker Co/The	3,027	345
John B Sanfilippo & Son Inc	400	35
Kellogg Co	6,817	445
Keurig Dr Pepper Inc (C)	6,695	187
Kimberly-Clark Corp	9,795	1,385
Kraft Heinz Co/The	17,544	535
Kroger Co/The	22,376	730
Lamb Weston Holdings Inc	4,509	271
Lancaster Colony Corp	1,450	223
McCormick & Co Inc/MD	3,371	590
Medifast Inc	400	41
Molson Coors Beverage Co, Cl B	5,424	206
Mondelez International Inc, Cl A	40,199	2,095
Monster Beverage Corp *	10,652	766
National Beverage Corp *	800	46
Nu Skin Enterprises Inc, Cl A	1,898	71
PepsiCo Inc (C)	39,566	5,205
Performance Food Group Co *	3,305	88

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Philip Morris International Inc (C)	44,041	$3,231
Pilgrim’s Pride Corp *	1,222	25
Post Holdings Inc *	1,845	161
PriceSmart Inc	3,550	193
Procter & Gamble Co/The (C)	68,051	7,888
Reynolds Consumer Products Inc	1,300	43
Rite Aid Corp *	159	2
Sanderson Farms Inc	599	79
Seaboard Corp	25	73
Simply Good Foods Co/The *	1,900	32
SpartanNash Co	400	9
Spectrum Brands Holdings Inc	1,768	84
Sprouts Farmers Market Inc *	3,001	75
Sysco Corp	13,354	737
Tootsie Roll Industries Inc	3,521	125
TreeHouse Foods Inc *	1,953	103
Tyson Foods Inc, Cl A (C)	8,037	494
Universal Corp/VA	878	39
US Foods Holding Corp *	6,564	126
Vector Group Ltd	5,319	61
Village Super Market Inc, Cl A	1,700	41
Walgreens Boots Alliance Inc	21,802	936
Walmart Inc (C)	40,028	4,966
WD-40 Co	673	129
Weis Markets Inc	1,300	72

		54,796

Energy – 7.1%
Antero Midstream Corp	18,800	90
Antero Resources Corp *	10,353	31
Apache Corp	26,389	285
Apergy Corp *	8,200	74
Arch Resources Inc	1,100	36
Archrock Inc	8,900	57
Baker Hughes Co, Cl A	48,162	795
Berry Corp	1,700	7
Bonanza Creek Energy Inc *	1,200	20
Cabot Oil & Gas Corp, Cl A	24,148	479
Cactus Inc, Cl A	2,200	42
Cheniere Energy Inc *	15,090	669
Chevron Corp (C)	125,794	11,535
Cimarex Energy Co	8,162	215
CNX Resources Corp *	13,138	134
Concho Resources Inc	13,857	756
ConocoPhillips (C)	70,835	2,988
Continental Resources Inc/OK	7,906	97
CVR Energy Inc	2,300	47
Delek US Holdings Inc	5,357	105
Devon Energy Corp	27,465	297
DHT Holdings Inc	2,900	17
Diamondback Energy Inc	11,306	481
DMC Global Inc	200	6
Dril-Quip Inc *	3,212	98

SEI Institutional Investments Trust / Annual Report / May 31, 2020	337

CONSOLIDATED SCHEDULE OF INVESTMENTS

May 31, 2020

Multi-Asset Real Return Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
EOG Resources Inc	38,417	$1,958
EQT Corp	16,009	214
Equitrans Midstream Corp	15,227	123
Exxon Mobil Corp (C)	279,568	12,712
Falcon Minerals Corp	2,900	7
Frank’s International NV *	12,500	28
Golar LNG Ltd	5,023	40
Halliburton Co	63,774	749
Helmerich & Payne Inc	8,039	162
Hess Corp	17,667	839
HollyFrontier Corp	10,747	338
International Seaways Inc	100	2
Kinder Morgan Inc	130,550	2,063
Kosmos Energy Ltd	27,816	51
Magnolia Oil & Gas Corp *	7,100	39
Marathon Oil Corp	56,228	300
Marathon Petroleum Corp (C)	44,109	1,550
Matador Resources Co *	12,500	98
Murphy Oil Corp	12,042	144
National Oilwell Varco Inc	29,549	368
NexTier Oilfield Solutions Inc *	23,100	67
Noble Energy Inc	34,175	298
Nordic American Tankers Ltd	4,800	22
Occidental Petroleum Corp	60,642	785
Oceaneering International Inc *	15,700	101
ONEOK Inc	29,946	1,099
Parsley Energy Inc, Cl A	23,042	211
Patterson-UTI Energy Inc	11,065	41
PBF Energy Inc, Cl A	8,771	93
PDC Energy Inc *	7,172	87
Phillips 66	29,082	2,276
Pioneer Natural Resources Co	10,984	1,006
ProPetro Holding Corp *	17,800	88
Range Resources Corp	16,971	102
Renewable Energy Group Inc *	2,300	65
REX American Resources Corp *	900	53
Schlumberger Ltd	98,888	1,826
Scorpio Tankers Inc	2,741	49
SEACOR Holdings Inc *	1,100	29
SFL Corp Ltd	5,800	58
SM Energy Co	11,300	40
Southwestern Energy Co *	41,378	125
Targa Resources Corp	17,054	305
Transocean Ltd *(C)	32,164	43
Valero Energy Corp (C)	28,136	1,875
Williams Cos Inc/The	80,139	1,637
World Fuel Services Corp	5,226	133
WPX Energy Inc *	29,330	166

		53,826

Health Care – 5.8%
Abbott Laboratories	16,259	1,543
AbbVie Inc	17,389	1,611

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
ABIOMED Inc *	426	$95
Acadia Healthcare Co Inc *	1,145	33
ACADIA Pharmaceuticals Inc *	900	45
Acceleron Pharma Inc *	400	40
Adaptive Biotechnologies Corp *	100	4
Agilent Technologies Inc	3,244	286
Agios Pharmaceuticals Inc *	800	41
Alexion Pharmaceuticals Inc *	2,207	265
Align Technology Inc *	869	213
Alkermes PLC *	2,589	42
Alnylam Pharmaceuticals Inc *	1,199	162
Amedisys Inc *	200	38
AmerisourceBergen Corp, Cl A	1,438	137
Amgen Inc (C)	5,963	1,370
Amicus Therapeutics Inc *	3,207	40
Anthem Inc	2,481	730
Arena Pharmaceuticals Inc *	300	18
Arrowhead Pharmaceuticals Inc *	1,200	39
Atrion Corp	100	64
Avantor Inc *	2,500	47
Baxter International Inc (C)	4,959	446
Becton Dickinson and Co	2,676	661
Biogen Inc *	1,797	552
BioMarin Pharmaceutical Inc *	1,652	176
Bio-Rad Laboratories Inc, Cl A *	198	97
Bio-Techne Corp	450	119
BioTelemetry Inc *	1,700	80
Bluebird Bio Inc *	603	38
Blueprint Medicines Corp *	560	36
Boston Scientific Corp *	13,680	520
Bristol-Myers Squibb Co	22,649	1,353
Bruker Corp	1,100	48
Cardinal Health Inc	2,981	163
Cardiovascular Systems Inc *	1,500	58
Catalent Inc *	1,744	136
Centene Corp *	5,657	375
Cerner Corp	3,314	242
Change Healthcare Inc *	1,000	12
Charles River Laboratories International Inc *	447	80
Chemed Corp	150	72
Cigna Corp	3,630	716
CONMED Corp	400	29
Cooper Cos Inc/The	528	167
CorVel Corp *	200	14
CVS Health Corp	12,853	843
Danaher Corp	5,888	981
DaVita Inc *	762	62
DENTSPLY SIRONA Inc	2,748	128
DexCom Inc *	790	299
Edwards Lifesciences Corp *	1,960	440
Elanco Animal Health Inc *	4,600	99

338	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Eli Lilly and Co	7,821	$1,196
Emergent BioSolutions Inc *	500	42
Enanta Pharmaceuticals Inc *	1,000	52
Encompass Health Corp	1,222	90
Ensign Group Inc/The	1,421	62
Envista Holdings Corp *	1,600	34
Exact Sciences Corp *	1,461	125
Exelixis Inc *	3,899	96
FibroGen Inc *	1,314	44
Gilead Sciences Inc (C)	13,026	1,014
Global Blood Therapeutics Inc *	700	49
Globus Medical Inc, Cl A *	800	44
Haemonetics Corp *	672	74
Halozyme Therapeutics Inc *	1,332	32
HCA Healthcare Inc	2,657	284
HealthEquity Inc *	500	31
HealthStream Inc *	400	9
Henry Schein Inc *	1,403	85
Hill-Rom Holdings Inc	849	86
HMS Holdings Corp *	1,600	50
Hologic Inc *	2,720	144
Horizon Therapeutics Plc *	1,672	85
Humana Inc	1,260	517
ICU Medical Inc *	326	65
IDEXX Laboratories Inc *	750	232
Illumina Inc *	1,401	509
Immunomedics Inc *	2,256	76
Incyte Corp *	1,545	157
Innoviva Inc *	5,700	80
Insulet Corp *	622	117
Integer Holdings Corp *	400	32
Integra LifeSciences Holdings Corp *	672	35
Intuitive Surgical Inc *	1,119	649
Ionis Pharmaceuticals Inc *	1,224	69
Iovance Biotherapeutics Inc *	1,500	48
IQVIA Holdings Inc *	1,982	296
iRhythm Technologies Inc *	500	62
Ironwood Pharmaceuticals Inc, Cl A *	2,400	23
Jazz Pharmaceuticals PLC *	831	99
Johnson & Johnson (C)	24,794	3,688
Laboratory Corp of America Holdings *	1,110	195
LHC Group Inc *	300	49
Ligand Pharmaceuticals Inc *	222	23
LivaNova PLC *	543	29
Livongo Health Inc *	1,400	84
Luminex Corp	1,000	31
Magellan Health Inc *	600	45
Masimo Corp *	408	98
McKesson Corp	1,763	280
Medpace Holdings Inc *	300	28
Medtronic PLC	12,930	1,275
Merck & Co Inc	23,901	1,929

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Merit Medical Systems Inc *	500	$23
Mesa Laboratories Inc	400	106
Mettler-Toledo International Inc *	248	197
Moderna Inc *	2,200	135
Molina Healthcare Inc *	462	86
Momenta Pharmaceuticals Inc *	400	13
Mylan NV *	6,895	118
MyoKardia Inc *	1,000	102
National HealthCare Corp	1,800	121
Natus Medical Inc *	3,100	66
Nektar Therapeutics, Cl A *	2,316	50
Neogen Corp *	1,597	114
NeoGenomics Inc *	2,200	59
Neurocrine Biosciences Inc *	713	89
Nevro Corp *	100	13
Novocure Ltd *	1,000	67
NuVasive Inc *	500	30
Omnicell Inc *	550	37
Pacira BioSciences Inc *	700	31
Patterson Cos Inc	2,478	49
Penumbra Inc *	250	43
PerkinElmer Inc	1,248	125
Perrigo Co PLC	1,329	73
Pfizer Inc	53,010	2,024
Phibro Animal Health Corp, Cl A	3,100	81
PRA Health Sciences Inc *	802	83
Premier Inc, Cl A *	500	17
Prestige Consumer Healthcare Inc *	600	25
Providence Service Corp/The *	1,200	97
PTC Therapeutics Inc *	1,500	76
QIAGEN NV *	2,206	97
Quest Diagnostics Inc	1,441	170
Quidel Corp *	600	105
Reata Pharmaceuticals Inc, Cl A *	200	29
Regeneron Pharmaceuticals Inc *	793	486
Repligen Corp *	412	54
ResMed Inc	1,338	215
Sage Therapeutics Inc *	803	29
Sarepta Therapeutics Inc *	511	78
Seattle Genetics Inc *	1,048	165
STERIS PLC	900	149
Stryker Corp	3,413	668
Syneos Health Inc, Cl A *	427	26
Tandem Diabetes Care Inc *	400	33
Teladoc Health Inc *	600	104
Teleflex Inc	475	172
Thermo Fisher Scientific Inc	4,000	1,397
Ultragenyx Pharmaceutical Inc *	424	29
United Therapeutics Corp *	778	92
UnitedHealth Group Inc (C)	8,901	2,713
Universal Health Services Inc, Cl B	902	95
USANA Health Sciences Inc *	500	42

SEI Institutional Investments Trust / Annual Report / May 31, 2020	339

CONSOLIDATED SCHEDULE OF INVESTMENTS

May 31, 2020

Multi-Asset Real Return Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Varex Imaging Corp *	3,300	$62
Varian Medical Systems Inc *	1,198	145
Veeva Systems Inc, Cl A *	979	214
Vertex Pharmaceuticals Inc *	2,524	727
Waters Corp *	676	135
West Pharmaceutical Services Inc	749	162
Wright Medical Group NV *	1,423	42
Zimmer Biomet Holdings Inc	2,103	266
Zoetis Inc, Cl A	4,503	628

		43,932

Information Technology – 2.0%
Accenture PLC, Cl A	2,070	417
ACI Worldwide Inc *	4,700	130
Adobe Inc *	1,619	626
Amdocs Ltd	1,547	96
ANSYS Inc *	299	85
Aspen Technology Inc *	424	45
Atlassian Corp PLC, Cl A *	100	18
Autodesk Inc *	698	147
Automatic Data Processing Inc	1,462	214
Black Knight Inc *	300	23
Blackbaud Inc	800	47
Bottomline Technologies DE Inc *	2,300	116
Broadridge Financial Solutions Inc	300	36
Cadence Design Systems Inc *	818	75
CDK Global Inc	1,035	41
Citrix Systems Inc	200	30
Cognizant Technology Solutions Corp, Cl A	1,847	98
CommVault Systems Inc *	2,200	89
CSG Systems International Inc	2,500	118
DocuSign Inc, Cl A *	400	56
EPAM Systems Inc *	250	58
Euronet Worldwide Inc *	373	35
Fair Isaac Corp *	100	40
Fidelity National Information Services Inc	1,964	273
Fiserv Inc *	1,675	179
FleetCor Technologies Inc *	348	85
Fortinet Inc *	350	49
Gartner Inc *	400	49
Genpact Ltd	600	22
Global Payments Inc	991	178
Guidewire Software Inc *	400	41
International Business Machines Corp (C)	3,094	386
Intuit Inc	906	263
Jack Henry & Associates Inc	249	45
Leidos Holdings Inc	200	21
LogMeIn Inc	800	68
Manhattan Associates Inc *	1,500	133
ManTech International Corp/VA, Cl A	1,400	109
Mastercard Inc, Cl A	3,142	945
MAXIMUS Inc	500	36
Microsoft Corp (C)	26,449	4,847

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
MicroStrategy Inc, Cl A *	900	$112
NortonLifeLock Inc	1,294	29
Nuance Communications Inc *	1,200	27
Oracle Corp	6,975	375
Palo Alto Networks Inc *	194	46
Paychex Inc	1,325	96
Paycom Software Inc *	200	59
PayPal Holdings Inc *	4,096	635
Progress Software Corp	3,000	121
Proofpoint Inc *	100	12
PTC Inc *	500	38
Qualys Inc *	900	104
RealPage Inc *	1,300	88
RingCentral Inc, Cl A *	100	27
salesforce.com Inc *	2,835	496
ServiceNow Inc *	587	228
Splunk Inc *	495	92
Square Inc, Cl A *	1,223	99
SS&C Technologies Holdings Inc	540	31
Synopsys Inc *	657	119
Teradata Corp *	1,100	23
Twilio Inc, Cl A *	300	59
Tyler Technologies Inc *	51	19
Verint Systems Inc *	500	23
Visa Inc, Cl A	6,223	1,215
VMware Inc, Cl A *	80	12
Western Union Co/The	2,688	54
WEX Inc *	200	30
Workday Inc, Cl A *	549	101

		14,739

Real Estate – 3.0%
Acadia Realty Trust ‡	3,573	42
Agree Realty Corp ‡	800	50
Alexander & Baldwin Inc ‡	2,532	29
Alexander’s Inc ‡	300	78
Alexandria Real Estate Equities Inc ‡	2,018	310
American Assets Trust Inc ‡	1,665	44
American Campus Communities Inc ‡	3,130	101
American Finance Trust Inc ‡	6,600	48
American Homes 4 Rent, Cl A ‡	4,406	111
American Tower Corp, Cl A ‡	8,308	2,145
Americold Realty Trust ‡	2,800	100
Apartment Investment and Management Co, Cl A ‡	2,947	109
Apple Hospitality Inc ‡	7,686	78
AvalonBay Communities Inc ‡	2,663	415
Boston Properties Inc ‡	3,216	276
Brandywine Realty Trust ‡	5,779	56
Brixmor Property Group Inc ‡	6,981	78
Brookfield Property Inc, Cl A ‡	3,100	32
Camden Property Trust ‡	2,007	184

340	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
CareTrust Inc ‡	2,400	$45
CBRE Group Inc, Cl A *	6,789	299
Colony Capital Inc ‡	14,834	30
Columbia Property Trust Inc ‡	3,472	44
CoreCivic Inc ‡	3,873	47
CoreSite Realty Corp ‡	614	77
Corporate Office Properties Trust ‡	3,060	76
Cousins Properties Inc ‡	2,255	70
Crown Castle International Corp ‡	7,603	1,309
CubeSmart ‡	4,719	134
Cushman & Wakefield PLC *	1,100	11
CyrusOne Inc ‡	2,164	161
DiamondRock Hospitality Co ‡	6,558	39
Digital Realty Trust Inc ‡	4,908	705
Diversified Healthcare Trust ‡	6,456	23
Douglas Emmett Inc ‡	3,431	101
Duke Realty Corp ‡	7,369	254
Easterly Government Properties Inc ‡	1,825	46
EastGroup Properties Inc ‡	1,024	119
Empire State Realty Trust Inc, Cl A ‡	4,809	32
EPR Properties ‡	1,947	61
Equinix Inc ‡	1,559	1,088
Equity Commonwealth ‡	3,181	107
Equity LifeStyle Properties Inc ‡	2,860	178
Equity Residential ‡	7,183	435
Essex Property Trust Inc ‡	1,854	450
Extra Space Storage Inc ‡	2,385	231
Federal Realty Investment Trust ‡	1,721	138
First Industrial Realty Trust Inc ‡	2,170	82
Four Corners Property Trust Inc ‡	2,300	50
Franklin Street Properties Corp ‡	7,900	42
Gaming and Leisure Properties Inc ‡	3,964	137
GEO Group Inc/The ‡	3,953	47
Getty Realty Corp ‡	1,300	35
Gladstone Commercial Corp ‡	362	6
Global Net Lease Inc ‡	4,200	59
Hannon Armstrong Sustainable Infrastructure Capital Inc ‡	1,800	52
Healthcare Realty Trust Inc ‡	3,496	107
Healthcare Trust of America Inc, Cl A ‡	4,949	131
Healthpeak Properties Inc ‡	14,328	353
Highwoods Properties Inc ‡	2,749	105
Host Hotels & Resorts Inc ‡	14,506	173
Howard Hughes Corp/The *	891	45
Hudson Pacific Properties Inc ‡	3,418	83
Industrial Logistics Properties Trust ‡	1,400	26
Investors Real Estate Trust ‡	536	38
Invitation Homes Inc ‡	9,386	247
Iron Mountain Inc ‡	6,380	164
JBG SMITH Properties ‡	2,850	85
Jones Lang LaSalle Inc	1,095	112
Kennedy-Wilson Holdings Inc	4,115	58

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Kilroy Realty Corp ‡	2,114	$121
Kimco Realty Corp ‡	9,343	104
Kite Realty Group Trust ‡	3,300	32
Lamar Advertising Co, Cl A ‡	1,816	120
Lexington Realty Trust, Cl B ‡	16,619	162
Life Storage Inc ‡	783	76
LTC Properties Inc ‡	1,521	56
Macerich Co/The ‡	16,500	112
Mack-Cali Realty Corp ‡	2,976	45
Marcus & Millichap Inc *	600	17
Medical Properties Trust Inc ‡	8,642	156
Mid-America Apartment Communities Inc ‡	1,926	224
Monmouth Real Estate Investment Corp, Cl A ‡	2,527	33
National Health Investors Inc ‡	1,159	64
National Retail Properties Inc ‡	3,595	113
National Storage Affiliates Trust ‡	1,900	57
Office Properties Income Trust ‡	446	11
Omega Healthcare Investors Inc ‡	4,226	132
Outfront Media Inc ‡	4,125	58
Paramount Group Inc ‡	6,293	49
Park Hotels & Resorts Inc ‡	5,731	57
Pebblebrook Hotel Trust ‡	2,847	39
Physicians Realty Trust ‡	3,113	54
Piedmont Office Realty Trust Inc, Cl A ‡	3,834	64
PotlatchDeltic Corp ‡	1,759	60
Prologis Inc ‡	13,789	1,262
PS Business Parks Inc ‡	798	107
Public Storage ‡	2,830	574
QTS Realty Trust Inc, Cl A ‡	998	68
Rayonier Inc ‡	3,719	88
Realty Income Corp ‡	8,312	460
Redfin Corp *	669	20
Regency Centers Corp ‡	3,565	153
Retail Opportunity Investments Corp ‡	5,411	51
Retail Properties of America Inc, Cl A ‡	7,610	41
Rexford Industrial Realty Inc ‡	1,672	67
RLJ Lodging Trust ‡	4,589	47
Ryman Hospitality Properties Inc ‡	1,028	35
Sabra Health Care Inc ‡	5,075	68
Saul Centers Inc ‡	866	26
SBA Communications Corp, Cl A ‡	2,106	662
Service Properties Trust ‡	8,348	56
Simon Property Group Inc ‡	6,443	372
SITE Centers Corp ‡	4,565	26
SL Green Realty Corp ‡	2,174	92
Spirit Realty Capital Inc ‡	2,678	76
St Joe Co/The *	18,200	350
STAG Industrial Inc ‡	2,622	71
STORE Capital Corp ‡	4,545	88
Sun Communities Inc ‡	1,448	199
Sunstone Hotel Investors Inc ‡	5,594	49

SEI Institutional Investments Trust / Annual Report / May 31, 2020	341

CONSOLIDATED SCHEDULE OF INVESTMENTS

May 31, 2020

Multi-Asset Real Return Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Tanger Factory Outlet Centers Inc ‡	15,300	$94
Taubman Centers Inc ‡	1,665	69
Terreno Realty Corp ‡	1,022	52
UDR Inc ‡	6,266	232
Uniti Group Inc ‡	4,338	36
Universal Health Realty Income Trust ‡	400	37
Urban Edge Properties ‡	2,952	29
Ventas Inc ‡	7,194	251
VEREIT Inc ‡	21,553	118
VICI Properties Inc ‡	8,200	161
Vornado Realty Trust ‡	4,184	151
Washington Real Estate Investment Trust ‡	2,522	55
Weingarten Realty Investors ‡	3,199	57
Welltower Inc ‡	8,232	417
Weyerhaeuser Co ‡	21,462	433
WP Carey Inc ‡	3,321	199
Xenia Hotels & Resorts Inc ‡	2,172	20

		22,368

Utilities – 1.5%
AES Corp	8,558	107
ALLETE Inc	2,750	162
Alliant Energy Corp	2,942	145
Ameren Corp	2,887	216
American Electric Power Co Inc	5,096	434
American States Water Co	500	41
American Water Works Co Inc	869	110
Atmos Energy Corp	563	58
Avangrid Inc	1,900	85
Avista Corp	1,600	63
Black Hills Corp	1,300	80
California Water Service Group	1,300	61
CenterPoint Energy Inc	5,802	103
Chesapeake Utilities Corp	500	45
Clearway Energy Inc, Cl C	1,281	28
CMS Energy Corp	2,176	127
Consolidated Edison Inc	3,756	282
Dominion Energy Inc	8,651	735
DTE Energy Co	2,038	219
Duke Energy Corp	8,056	690
Edison International	3,987	232
El Paso Electric Co	1,200	82
Entergy Corp	2,199	224
Essential Utilities Inc	1,897	83
Evergy Inc	2,014	124
Eversource Energy	3,310	277
Exelon Corp	11,979	459
FirstEnergy Corp	5,634	238
Hawaiian Electric Industries Inc	2,550	101
IDACORP Inc	1,200	112
MDU Resources Group Inc	4,055	88
MGE Energy Inc	1,400	95
Middlesex Water Co	700	48

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

National Fuel Gas Co	1,463	$61
New Jersey Resources Corp	1,828	64
NextEra Energy Inc	5,037	1,287
NiSource Inc	3,354	80
Northwest Natural Holding Co	600	38
NorthWestern Corp	1,299	78
NRG Energy Inc	2,795	101
OGE Energy Corp	3,410	107
ONE Gas Inc	1,106	93
Ormat Technologies Inc	800	58
Otter Tail Corp	1,700	73
PG&E Corp *	3,975	47
Pinnacle West Capital Corp	1,626	127
PNM Resources Inc	2,248	92
Portland General Electric Co	2,024	95
PPL Corp	11,590	324
Public Service Enterprise Group Inc	5,752	294
Sempra Energy	3,081	389
SJW Group	800	50
South Jersey Industries Inc	1,000	28
Southern Co/The	10,536	601
Southwest Gas Holdings Inc	1,024	78
Spire Inc	1,106	81
TerraForm Power Inc, Cl A	3,400	63
UGI Corp	2,653	84
Unitil Corp	500	24
Vistra Energy Corp	5,945	122
WEC Energy Group Inc	3,113	286
Xcel Energy Inc	5,508	358

		11,137

Total Common Stock (Cost $187,808) ($ Thousands)		217,685

	Face Amount (Thousands)
CORPORATE OBLIGATIONS – 13.0%
Communication Services – 1.4%
AT&T 4.125%, 02/17/2026	$487	543
3.400%, 05/15/2025	2,468	2,665
Baidu 3.425%, 04/07/2030	201	213
CCO Holdings LLC 5.000%, 02/01/2028 (D)	599	627
4.000%, 03/01/2023 (D)	596	601
Cox Communications 2.950%, 06/30/2023 (D)	173	181
CSC Holdings LLC 6.750%, 11/15/2021	125	132
Diamond Sports Group LLC 5.375%, 08/15/2026 (D)	105	83

342	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Description	Face Amount (Thousands)		Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Fox
3.050%, 04/07/2025		$48	$51
Globo Comunicacao e Participacoes
4.875%, 01/22/2030 (D)		415	357
Tencent Holdings MTN
3.240%, 06/03/2050 (D)		412	408
1.810%, 01/26/2026 (D)		621	623
Verizon Communications Inc
4.862%, 08/21/2046		465	624
3.000%, 03/22/2027		241	262
ViacomCBS Inc
4.750%, 05/15/2025		611	673
3.500%, 01/15/2025		625	647
Vodafone Group
3.750%, 01/16/2024		1,694	1,842

			10,532

Consumer Discretionary – 0.9%
AutoNation
4.750%, 06/01/2030		474	494
BMW US Capital LLC
3.900%, 04/09/2025 (D)		537	580
Booking Holdings
4.100%, 04/13/2025		156	170
Expedia Group Inc
7.000%, 05/01/2025 (D)		213	228
6.250%, 05/01/2025 (D)		112	120
General Motors
6.800%, 10/01/2027		290	331
6.125%, 10/01/2025		37	40
General Motors Financial
5.200%, 03/20/2023		479	499
5.100%, 01/17/2024		936	974
International Game Technology PLC
6.250%, 02/15/2022 (D)		380	388
Marriott International Inc/MD
5.750%, 05/01/2025		67	73
McDonald’s Corp MTN
3.300%, 07/01/2025		317	350
Panther BF Aggregator 2
4.375%, 05/15/2026 (D)	EUR	161	173
Ross Stores Inc
4.700%, 04/15/2027		$116	131
4.600%, 04/15/2025		309	345
Royal Caribbean Cruises
11.500%, 06/01/2025 (D)		559	593
10.875%, 06/01/2023 (D)		279	291
Time Warner Cable LLC
4.500%, 09/15/2042		245	263
4.125%, 02/15/2021		65	66
TJX Cos Inc/The
3.500%, 04/15/2025		152	169

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Volkswagen Group of America Finance LLC
2.900%, 05/13/2022 (D)	$462	$470

		6,748

Consumer Staples – 0.6%
Albertsons
3.500%, 02/15/2023 (D)	873	877
Altria Group
3.400%, 05/06/2030	160	169
Anheuser-Busch InBev Worldwide
4.600%, 06/01/2060	435	493
BAT Capital
3.215%, 09/06/2026	971	1,011
BRF
3.950%, 05/22/2023	260	259
BRF GmbH
4.350%, 09/29/2026	200	190
Coca-Cola Co
2.950%, 03/25/2025	665	734
Coca-Cola Femsa
2.750%, 01/22/2030	347	356
Spectrum Brands
5.750%, 07/15/2025	685	705
Virgolino de Oliveira Finance
10.500%, 01/28/2018 (D)(E)	500	15

		4,809

Energy – 1.7%
Baker Hughes LLC
3.337%, 12/15/2027	569	591
BP Capital Markets America
3.194%, 04/06/2025	542	590
Cenovus Energy
4.250%, 04/15/2027	36	33
Energy Transfer Operating
5.200%, 02/01/2022	465	484
4.650%, 06/01/2021	85	86
4.500%, 04/15/2024	278	293
3.750%, 05/15/2030	964	950
Energy Transfer Partners
4.500%, 11/01/2023	72	76
Eni
4.250%, 05/09/2029 (D)	950	1,004
Equinor
2.875%, 04/06/2025	826	891
Exxon Mobil
2.992%, 03/19/2025	645	705
1.571%, 04/15/2023	840	863
Husky Energy
4.400%, 04/15/2029	1,107	1,047
Kinder Morgan Energy Partners
4.150%, 03/01/2022	48	50

SEI Institutional Investments Trust / Annual Report / May 31, 2020	343

CONSOLIDATED SCHEDULE OF INVESTMENTS

May 31, 2020

Multi-Asset Real Return Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Marathon Petroleum Corp
5.125%, 03/01/2021	$47	$48
4.500%, 05/01/2023	676	720
ONEOK Inc
5.850%, 01/15/2026	347	383
4.000%, 07/13/2027	717	705
Petroleos Mexicanos
6.840%, 01/23/2030 (D)	198	169
Petroleos Mexicanos MTN
6.750%, 09/21/2047	410	314
Petronas Capital MTN
4.550%, 04/21/2050 (D)	538	650
Sabine Pass Liquefaction LLC
5.000%, 03/15/2027	486	540
Shell International Finance BV
2.375%, 04/06/2025	297	316
Sunoco
4.875%, 01/15/2023	586	595
Transocean Poseidon
6.875%, 02/01/2027 (D)	313	282
Valero Energy Corp
2.700%, 04/15/2023	479	496
Williams Cos Inc/The
3.900%, 01/15/2025	176	188

		13,069

Financials – 4.9%
ABN AMRO Bank
4.750%, 07/28/2025 (D)	200	216
AIB Group MTN
4.750%, 10/12/2023 (D)	325	344
4.263%, VAR ICE LIBOR USD 3 Month+1.874%, 04/10/2025 (D)	635	661
Alfa
5.250%, 03/25/2024 (D)	814	837
Alleghany
3.625%, 05/15/2030	784	817
American Express
4.026%, VAR ICE LIBOR USD 3 Month+3.285%(F)	364	304
Australia & New Zealand Banking Group
4.400%, 05/19/2026 (D)	400	437
Banco Santander
5.179%, 11/19/2025	400	442
Banco Santander Mexico Institucion de Banca Multiple Grupo Financiero Santand
5.375%, 04/17/2025 (D)	358	384
Bank of America MTN
3.950%, 04/21/2025	2,163	2,368
3.124%, VAR ICE LIBOR USD 3 Month+1.160%, 01/20/2023	1,225	1,266

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Bank of New York Mellon
4.700%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+4.358%(F)	$398	$409
Bank of New York Mellon MTN
1.600%, 04/24/2025	327	338
Banque Federative du Credit Mutuel MTN
2.750%, 10/15/2020 (D)	475	479
Barclays
6.860%, VAR ICE LIBOR USD 6 Month+1.730%(D)(F)	106	128
3.684%, 01/10/2023	755	781
BNP Paribas MTN
4.375%, 05/12/2026 (D)	700	757
Capital One Financial
2.600%, 05/11/2023	398	409
Charles Schwab
5.375%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+4.971%(F)	359	380
CIT Group
5.250%, 03/07/2025	487	488
Citigroup
5.950%, VAR ICE LIBOR USD 3 Month+4.068%(F)	232	233
5.950%, VAR ICE LIBOR USD 3 Month+4.095%(F)	320	299
3.875%, 03/26/2025	1,128	1,215
3.106%, VAR United States Secured Overnight Financing Rate+2.750%, 04/08/2026	619	651
Commonwealth Bank of Australia
4.500%, 12/09/2025 (D)	402	451
Cooperatieve Rabobank UA
4.375%, 08/04/2025	425	470
Credit Agricole MTN
2.750%, 06/10/2020 (D)	400	400
Credit Suisse Group
7.500%, VAR USD Swap Semi 30/360 5 Yr Curr+4.600%(F)	749	770
6.375%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+4.822%(D) (F)	300	307
Credit Suisse Group Funding Guernsey
4.550%, 04/17/2026	375	425
Danske Bank
3.244%, VAR ICE LIBOR USD 3 Month+1.591%, 12/20/2025 (D)	577	590
Goldman Sachs Group
5.000%, VAR ICE LIBOR USD 3 Month+2.874%(F)	230	211
3.750%, 05/22/2025	1,890	2,053
3.500%, 04/01/2025	424	456

344	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Goldman Sachs Group MTN
1.963%, VAR ICE LIBOR USD 3
Month+1.600%, 11/29/2023	$660	$664
HSBC Bank USA 4.875%, 08/24/2020	460	464
HSBC Holdings
4.292%, VAR ICE LIBOR USD 3
Month+1.348%, 09/12/2026	260	287
4.041%, VAR ICE LIBOR USD 3
Month+1.546%, 03/13/2028	592	644
ING Groep 6.875%, VAR USD Swap Semi 30/360 5
Yr Curr+5.124%(F)	725	745
3.550%, 04/09/2024	1,000	1,067
Intesa Sanpaolo MTN 5.017%, 06/26/2024 (D)	332	333
JPMorgan Chase 2.083%, VAR United States Secured
Overnight Financing Rate+1.850%, 04/22/2026	679	696
JPMorgan Chase MTN 2.295%, 08/15/2021	375	376
Lloyds Banking Group 3.870%, VAR US Treas Yield Curve Rate
T Note Const Mat 1 Yr+3.500%, 07/09/2025	827	878
MetLife 5.700%, 06/15/2035	65	90
Morgan Stanley 5.550%, VAR ICE LIBOR USD 3
Month+3.810%(F)	160	142
Morgan Stanley MTN 5.000%, 11/24/2025	154	177
4.350%, 09/08/2026	742	837
2.188%, VAR United States Secured
Overnight Financing Rate+1.990%, 04/28/2026	349	358
Nationwide Building Society 4.000%, 09/14/2026 (D)	510	538
Nationwide Financial Services 5.375%, 03/25/2021 (D)	320	330
Navient 6.625%, 07/26/2021	560	552
Navient MTN 7.250%, 01/25/2022	15	15
Royal Bank of Scotland Group 8.625%, VAR USD Swap Semi 30/360 5
Yr Curr+7.598%(F)	560	581
Santander Holdings USA 4.400%, 07/13/2027	466	491
SBA Tower Trust 3.156%, 10/08/2020 (D)	753	754

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Standard Chartered 7.500%, VAR USD Swap Semi 30/360 5
Yr Curr+6.301%(F)	$385	$395
2.270%, VAR ICE LIBOR USD 3
Month+1.510%(D)(F)	400	316
State Street 2.901%, VAR United States Secured
Overnight Financing Rate+2.600%, 03/30/2026 (D)	61	66
Synchrony Financial 4.500%, 07/23/2025	931	939
UBS 1.750%, 04/21/2022 (D)	306	311
UBS Group Funding Switzerland 4.125%, 09/24/2025 (D)	1,391	1,547
US Bancorp 5.300%, VAR ICE LIBOR USD 3
Month+2.914%(F)	408	411
Voya Financial 5.650%, VAR ICE LIBOR USD 3
Month+3.580%, 05/15/2053	258	256
Wells Fargo 2.188%, VAR United States Secured
Overnight Financing Rate+2.000%, 04/30/2026	599	608

		36,644

Health Care – 0.5%
AbbVie Inc 4.875%, 11/14/2048	259	323
Baxalta 3.600%, 06/23/2022	222	233
Centene Corp 4.625%, 12/15/2029	182	196
4.250%, 12/15/2027	159	166
Cigna Corp 4.375%, 10/15/2028	384	451
4.125%, 11/15/2025	288	328
3.750%, 07/15/2023	152	165
CVS Health Corp 3.625%, 04/01/2027	141	155
Gilead Sciences 2.550%, 09/01/2020	1,159	1,165
Mylan NV 3.950%, 06/15/2026	478	520
Zimmer Biomet Holdings Inc 3.050%, 01/15/2026	153	161

		3,863

Industrials – 0.8%
AerCap Ireland Capital DAC 4.125%, 07/03/2023	249	222

SEI Institutional Investments Trust / Annual Report / May 31, 2020	345

CONSOLIDATED SCHEDULE OF INVESTMENTS

May 31, 2020

Multi-Asset Real Return Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
3.300%, 01/23/2023	$249	$225
Air Lease 3.875%, 07/03/2023	71	67
Air Lease MTN 4.250%, 02/01/2024	305	290
3.750%, 06/01/2026	61	56
3.000%, 02/01/2030	41	33
Aviation Capital Group LLC 4.875%, 10/01/2025 (D)	84	64
3.875%, 05/01/2023 (D)	230	184
3.500%, 11/01/2027 (D)	67	46
2.875%, 01/20/2022 (D)	72	61
Embraer Netherlands Finance BV 5.400%, 02/01/2027	575	522
Empresa de Transporte de Pasajeros Metro 3.650%, 05/07/2030 (D)	200	213
FedEx 3.800%, 05/15/2025	163	179
GE Capital Funding LLC 3.450%, 05/15/2025 (D)	614	623
General Electric 3.450%, 05/01/2027	633	629
0.875%, 05/17/2025	EUR 910	942
Lima Metro Line 2 Finance 5.875%, 07/05/2034	$256	294
4.350%, 04/05/2036 (D)	228	238
Odebrecht Finance 7.125%, 06/26/2042 (D)(E)	371	7
5.250%, 06/27/2029 (D)(E)	369	6
Rumo Luxembourg Sarl 5.875%, 01/18/2025 (D)	431	440
Southwest Airlines
4.750%, 05/04/2023	496	503
TransDigm 6.250%, 03/15/2026 (D)	448	458

		6,302

Information Technology — 0.9%
Analog Devices 2.950%, 04/01/2025	69	73
Broadcom 4.700%, 04/15/2025 (D)	239	261
4.250%, 04/15/2026 (D)	421	451
4.150%, 11/15/2030 (D)	818	856
4.110%, 09/15/2028 (D)	566	593
3.875%, 01/15/2027	413	435
Dell International LLC 6.020%, 06/15/2026 (D)	313	355
5.450%, 06/15/2023 (D)	128	137
Global Payments 4.000%, 06/01/2023	419	453

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
KLA-Tencor 4.650%, 11/01/2024	$691	$779
Lam Research Corp 2.800%, 06/15/2021	437	447
Leidos Inc 2.950%, 05/15/2023 (D)	237	245
Mastercard Inc 3.300%, 03/26/2027	355	403
NXP BV 2.700%, 05/01/2025 (D)	103	106
Oracle Corp 2.500%, 04/01/2025	816	868
Seagate HDD Cayman 4.750%, 01/01/2025	168	179

		6,641

Materials — 0.8%
Alpek 4.250%, 09/18/2029 (D)	375	367
Braskem Netherlands Finance BV 4.500%, 01/31/2030 (D)	1,215	1,066
Celulosa Arauco y Constitucion 4.200%, 01/29/2030 (D)	404	407
DowDuPont 4.493%, 11/15/2025	710	805
4.205%, 11/15/2023	710	770
GUSAP III 4.250%, 01/21/2030 (D)	750	702
Indonesia Asahan Aluminium Persero 4.750%, 05/15/2025 (D)	330	343
Inversiones CMPC 4.375%, 05/15/2023	237	247
4.375%, 04/04/2027	711	746
Nacional del Cobre de Chile 3.750%, 01/15/2031 (D)	201	218
3.150%, 01/14/2030 (D)	485	500

		6,171

Real Estate — 0.1%
Host Hotels & Resorts 3.750%, 10/15/2023	13	13
Welltower Inc 4.000%, 06/01/2025	414	432

		445

Utilities — 0.4%
Colbun 3.150%, 03/06/2030 (D)	400	393
Enel Chile 4.875%, 06/12/2028	689	766
Florida Power & Light 2.850%, 04/01/2025	165	180

346	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Israel Electric
5.000%, 11/12/2024 (D)	$581	$641
Kentucky Utilities
3.300%, 06/01/2050	365	382
NextEra Energy Capital Holdings
2.750%, 05/01/2025	166	178
PacifiCorp
2.700%, 09/15/2030	205	220
Terraform Global Operating LLC
6.125%, 03/01/2026 (D)	175	172

		2,932

Total Corporate Obligations (Cost $95,119) ($ Thousands)		98,156

MORTGAGE-BACKED SECURITIES — 9.1%
Agency Mortgage-Backed Obligations — 0.7%
FHLMC CMO, Ser 2012-4116, Cl LS, IO
6.016%, VAR ICE LIBOR USD 1 Month+6.200%, 10/15/2042	1,457	344
FHLMC CMO, Ser 2016-4585, Cl DS, IO
5.816%, VAR ICE LIBOR USD 1 Month+6.000%, 05/15/2046	1,175	265
FHLMC CMO, Ser 2017-4693, Cl SL, IO
5.966%, VAR ICE LIBOR USD 1 Month+6.150%, 06/15/2047	1,902	407
FHLMC CMO, Ser 2017-4719, Cl JS, IO
5.966%, VAR ICE LIBOR USD 1 Month+6.150%, 09/15/2047	1,974	333
FHLMC CMO, Ser 2017-4727, Cl SA, IO
6.016%, VAR ICE LIBOR USD 1 Month+6.200%, 11/15/2047	2,135	410
FHLMC CMO, Ser 2020-4954, Cl SL, IO
5.866%, VAR ICE LIBOR USD 1 Month+6.050%, 02/25/2050	2,538	491
FNMA CMO, Ser 2011-131, Cl ST, IO
6.372%, VAR ICE LIBOR USD 1 Month+6.540%, 12/25/2041	904	196
FNMA CMO, Ser 2014-17, Cl SA, IO
5.882%, VAR ICE LIBOR USD 1 Month+6.050%, 04/25/2044	2,514	580
FNMA CMO, Ser 2014-78, Cl SE, IO
5.932%, VAR ICE LIBOR USD 1 Month+6.100%, 12/25/2044	1,661	325
FNMA CMO, Ser 2014-92, Cl SX, IO
5.932%, VAR ICE LIBOR USD 1 Month+6.100%, 01/25/2045	1,980	444
FNMA CMO, Ser 2016-77, Cl DS, IO
5.832%, VAR ICE LIBOR USD 1 Month+6.000%, 10/25/2046	1,618	316

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FNMA CMO, Ser 2017-62, Cl AS, IO
5.982%, VAR ICE LIBOR USD 1 Month+6.150%, 08/25/2047	$1,925	$368
FNMA CMO, Ser 2017-81, Cl SA, IO
6.032%, VAR ICE LIBOR USD 1 Month+6.200%, 10/25/2047	1,995	428
GNMA CMO, Ser 2017-122, Cl SA, IO
6.029%, VAR ICE LIBOR USD 1 Month+6.200%, 08/20/2047	1,478	292

		5,199

Non-Agency Mortgage-Backed Obligations — 8.4%
Alternative Loan Trust, Ser 2005-20CB, Cl 3A6
5.500%,07/25/2035	58	51
Alternative Loan Trust, Ser 2006-24CB, Cl A16
5.750%,08/25/2036	277	200
Alternative Loan Trust, Ser 2006-28CB, Cl A14
6.250%, 10/25/2036	206	154
Alternative Loan Trust, Ser 2006-J1, Cl 1A13
5.500%, 02/25/2036	135	120
Ashford Hospitality Trust, Ser 2018-ASHF, Cl A
1.714%, VAR ICE LIBOR USD 1 Month+0.900%, 04/15/2035 (D)	758	697
Ashford Hospitality Trust, Ser 2018-KEYS, Cl A
1.184%, VAR ICE LIBOR USD 1 Month+1.000%, 06/15/2035 (D)	1,000	901
BAMLL Commercial Mortgage Securities Trust, Ser 2013-WBRK, Cl D
3.534%,03/10/2037 (B)(D)	395	344
BAMLL Commercial Mortgage Securities Trust, Ser 2017-SCH, Cl AF
1.184%, VAR ICE LIBOR USD 1 Month+1.000%, 11/15/2033 (D)	1,535	1,417
Bellemeade Re, Ser 2018-2A, Cl M1B
1.518%, VAR ICE LIBOR USD 1 Month+1.350%, 08/25/2028 (D)	177	171
Bellemeade Re, Ser 2018-3A, Cl M1B
2.018%, VAR ICE LIBOR USD 1 Month+1.850%, 10/25/2028 (D)	391	376
Bellemeade Re, Ser 2019-1A, Cl M1B
1.918%, VAR ICE LIBOR USD 1 Month+1.750%, 03/25/2029 (D)	720	656
Bellemeade Re, Ser 2019-2A, Cl M1C
2.168%, VAR ICE LIBOR USD 1 Month+2.000%, 04/25/2029 (D)	516	480
Bellemeade Re, Ser 2019-3A, Cl M1B
1.768%, VAR ICE LIBOR USD 1 Month+1.600%, 07/25/2029 (D)	507	450

SEI Institutional Investments Trust / Annual Report / May 31, 2020	347

CONSOLIDATED SCHEDULE OF INVESTMENTS

May 31, 2020

Multi-Asset Real Return Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Bellemeade Re, Ser 2019-3A, Cl M1C
2.118%, VAR ICE LIBOR USD 1 Month+1.950%, 07/25/2029 (D)	$366	$284
Bellemeade Re, Ser 2019-4A, Cl M1B
2.168%, VAR ICE LIBOR USD 1 Month+2.000%, 10/25/2029 (D)	730	681
BFLD, Ser 2019-DPLO, Cl D
2.024%, VAR ICE LIBOR USD 1 Month+1.840%, 10/15/2034 (D)	364	307
BHMS, Ser 2018-ATLS, Cl A
1.434%, VAR ICE LIBOR USD 1 Month+1.250%, 07/15/2035 (D)	762	709
Braemar Hotels & Resorts Trust, Ser 2018-PRME, Cl A
1.634%, VAR ICE LIBOR USD 1 Month+0.820%, 06/15/2035 (D)	750	683
BX Trust, Ser 2018-EXCL, Cl A
1.271%, VAR ICE LIBOR USD 1 Month+1.088%, 09/15/2037 (D)	862	757
CFCRE Commercial Mortgage Trust, Ser 2016-C4, Cl A4
3.283%,05/10/2058	625	657
CGRBS Commercial Mortgage Trust, Ser 2013-VN05, Cl A
3.369%,03/13/2035 (D)	285	299
Chase Mortgage Finance Trust, Ser 2007-S5, Cl 1A17
6.000%,07/25/2037	95	69
Chase Mortgage Reference Notes, Ser 2019-CL1, Cl M3
2.268%, VAR ICE LIBOR USD 1 Month+2.100%, 04/25/2047 (D)	211	182
CHL Mortgage Pass-Through Trust, Ser 2006-10, Cl 1A8 6.000%,05/25/2036	135	103
CHL Mortgage Pass-Through Trust, Ser 2006-13, Cl 1A19
6.250%,09/25/2036	68	48
Citigroup Commercial Mortgage Trust, Ser 2013-GC11, Cl D
4.418%, 04/10/2046 (B)(D)	250	218
Citigroup Commercial Mortgage Trust, Ser 2015-GC27, Cl A5
3.137%, 02/10/2048	779	824
Citigroup Commercial Mortgage Trust, Ser 2015-GC35, Cl A4
3.818%, 11/10/2048	390	427
Citigroup Commercial Mortgage Trust, Ser 2016-GC36, Cl A5
3.616%,02/10/2049	950	1,030
CLNY Trust, Ser 2019-IKPR, Cl D
2.209%, VAR ICE LIBOR USD 1 Month+2.025%, 11/15/2038 (D)	750	554

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
COMM Mortgage Trust, Ser 2010-C1, Cl D
5.855%, 07/10/2046 (B)(D)	$690	$656
COMM Mortgage Trust, Ser 2013-CR12, Cl A4
4.046%, 10/10/2046	920	978
COMM Mortgage Trust, Ser 2013-SFS, Cl A1
1.873%, 04/12/2035 (D)	537	527
COMM Mortgage Trust, Ser 2015-3BP, Cl A
3.178%, 02/10/2035 (D)	200	208
COMM Mortgage Trust, Ser 2015-CR24, Cl A5
3.696%, 08/10/2048	490	532
COMM Mortgage Trust, Ser 2015-DC1, Cl A5
3.350%, 02/10/2048	700	743
Connecticut Avenue Securities Trust, Ser 2018-R07, Cl 1M2
2.568%, VAR ICE LIBOR USD 1 Month+2.400%, 04/25/2031 (D)	398	391
Connecticut Avenue Securities Trust, Ser 2019-R02, Cl 1M2
2.468%, VAR ICE LIBOR USD 1 Month+2.300%, 08/25/2031 (D)	286	280
Connecticut Avenue Securities Trust, Ser 2019-R03, Cl 1M2
2.318%, VAR ICE LIBOR USD 1 Month+2.150%, 09/25/2031 (D)	146	143
Connecticut Avenue Securities Trust, Ser 2019-R04, Cl 2M2
2.268%, VAR ICE LIBOR USD 1 Month+2.100%, 06/25/2039 (D)	527	516
Connecticut Avenue Securities Trust, Ser 2019-R05, Cl 1M2
2.168%, VAR ICE LIBOR USD 1 Month+2.000%, 07/25/2039 (D)	321	315
Connecticut Avenue Securities Trust, Ser 2019-R06, Cl 2M2
2.268%, VAR ICE LIBOR USD 1 Month+2.100%, 09/25/2039 (D)	558	544
Connecticut Avenue Securities Trust, Ser 2019-R07, Cl 1M2
2.268%, VAR ICE LIBOR USD 1 Month+2.100%, 10/25/2039 (D)	975	919
CSAIL Commercial Mortgage Trust, Ser 2015 – C2, Cl A4
3.504%, 06/15/2057	421	449
CSAIL Commercial Mortgage Trust, Ser 2015 – C3, Cl A4
3.718%, 08/15/2048	401	432
CSAIL Commercial Mortgage Trust, Ser 2015 – C4, Cl A4
3.808%, 11/15/2048	1,070	1,143
DBWF Mortgage Trust, Ser 2018-GLKS, Cl A
1.748%, VAR ICE LIBOR USD 1 Month+1.030%, 12/19/2030 (D)	798	745

348	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Deutsche Alt-A Securities Mortgage Loan Trust, Ser 2006-AR4, Cl A2
0.358%, VAR ICE LIBOR USD 1 Month+0.190%, 12/25/2036	$184	$86
Eagle Re, Ser 2018-1, Cl M1
1.868%, VAR ICE LIBOR USD 1 Month+1.700%, 11/25/2028 (D)	87	83
Eagle Re, Ser 2020-1, Cl M1A
1.068%, VAR ICE LIBOR USD 1 Month+0.900%, 01/25/2030 (D)	820	778
FHLMC STACR Remic Trust, Ser 2019-HQA4, Cl M1
0.938%, VAR ICE LIBOR USD 1 Month+0.770%, 11/25/2049 (D)	199	197
FHLMC STACR Remic Trust, Ser 2020-DNA1, Cl M2
1.868%, VAR ICE LIBOR USD 1 Month+1.700%, 01/25/2050 (D)	725	656
FHLMC STACR Remic Trust, Ser 2020-HQA2, Cl M1
1.268%, VAR ICE LIBOR USD 1 Month+1.100%, 03/25/2050 (D)	735	717
FHLMC STACR Trust, Ser 2019-DNA3, Cl M2
2.218%, VAR ICE LIBOR USD 1 Month+2.050%, 07/25/2049 (D)	70	67
FHLMC STACR Trust, Ser 2019-DNA4, Cl M2
2.118%, VAR ICE LIBOR USD 1 Month+1.950%, 10/25/2049 (D)	725	685
FHLMC STACR Trust, Ser 2019-FTR2, Cl M2
2.318%, VAR ICE LIBOR USD 1 Month+2.150%, 11/25/2048 (D)	403	349
FHLMC STACR Trust, Ser 2019-HQA3, Cl M2
2.018%, VAR ICE LIBOR USD 1 Month+1.850%, 09/25/2049 (D)	453	434
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2015-DNA1, Cl M3
3.468%, VAR ICE LIBOR USD 1 Month+3.300%, 10/25/2027	250	254
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2015-DNA2, Cl M3
4.068%, VAR ICE LIBOR USD 1 Month+3.900%, 12/25/2027	599	607
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2016-DNA2, Cl M3
4.818%, VAR ICE LIBOR USD 1 Month+4.650%, 10/25/2028	200	209
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2017-DNA1, Cl M2
3.418%, VAR ICE LIBOR USD 1 Month+3.250%, 07/25/2029	850	860

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2017-DNA3, Cl M2
2.668%, VAR ICE LIBOR USD 1 Month+2.500%, 03/25/2030	$705	$705
FHLMC Structured Agency Credit Risk Debt Notes, Ser STACR 2013-DN1, Cl M2
7.318%, VAR ICE LIBOR USD 1 Month+7.150%, 07/25/2023	191	166
First Horizon Alternative Mortgage Securities Trust, Ser 2006-FA3, Cl A9
6.000%, 07/25/2036	56	40
FNMA Connecticut Avenue Securities, Ser 2014-C04, Cl 1M2
5.068%, VAR ICE LIBOR USD 1 Month+4.900%, 11/25/2024	328	339
FNMA Connecticut Avenue Securities, Ser 2015-C01, Cl 1M2
4.468%, VAR ICE LIBOR USD 1 Month+4.300%, 02/25/2025	626	598
FNMA Connecticut Avenue Securities, Ser 2015-C01, Cl 2M2
4.718%, VAR ICE LIBOR USD 1 Month+4.550%, 02/25/2025	147	147
FNMA Connecticut Avenue Securities, Ser 2015-C02, Cl 1M2
4.168%, VAR ICE LIBOR USD 1 Month+4.000%, 05/25/2025	387	366
FNMA Connecticut Avenue Securities, Ser 2015-C02, Cl 2M2
4.168%, VAR ICE LIBOR USD 1 Month+4.000%, 05/25/2025	170	168
FNMA Connecticut Avenue Securities, Ser 2015-C03, Cl 2M2
5.168%, VAR ICE LIBOR USD 1 Month+5.000%, 07/25/2025	304	308
FNMA Connecticut Avenue Securities, Ser 2015-C03, Cl 1M2
5.168%, VAR ICE LIBOR USD 1 Month+5.000%, 07/25/2025	388	387
FNMA Connecticut Avenue Securities, Ser 2015-C04, Cl 1M2
5.868%, VAR ICE LIBOR USD 1 Month+5.700%, 04/25/2028	125	132
FNMA Connecticut Avenue Securities, Ser 2015-C04, Cl 2M2
5.718%, VAR ICE LIBOR USD 1 Month+5.550%, 04/25/2028	351	369
FNMA Connecticut Avenue Securities, Ser 2016-C05, Cl 2M2
4.618%, VAR ICE LIBOR USD 1 Month+4.450%, 01/25/2029	693	713

SEI Institutional Investments Trust / Annual Report / May 31, 2020	349

CONSOLIDATED SCHEDULE OF INVESTMENTS

May 31, 2020

Multi-Asset Real Return Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FNMA Connecticut Avenue Securities, Ser 2016-C06, Cl 1M2
4.418%, VAR ICE LIBOR USD 1 Month+4.250%, 04/25/2029	$252	$260
FNMA Connecticut Avenue Securities, Ser 2016-C07, Cl 2M2
4.518%, VAR ICE LIBOR USD 1 Month+4.350%, 05/25/2029	617	632
FNMA Connecticut Avenue Securities, Ser 2017-C01, Cl 1M2
3.718%, VAR ICE LIBOR USD 1 Month+3.550%, 07/25/2029	633	641
FNMA Connecticut Avenue Securities, Ser 2017-C03, Cl 1M2
3.168%, VAR ICE LIBOR USD 1 Month+3.000%, 10/25/2029	450	451
GS Mortgage Securities Trust, Ser 2011-GC5, Cl D
5.389%,08/10/2044 (B)(D)	80	58
GS Mortgage Securities Trust, Ser 2013-G1, Cl A2
3.557%, 04/10/2031 (B)(D)	1,485	1,393
GS Mortgage Securities Trust, Ser 2013-G1, Cl A1
2.059%, 04/10/2031 (D)	78	78
GS Mortgage Securities Trust, Ser 2014-GC18, Cl D
4.989%, 01/10/2047 (B)(D)	431	343
GS Mortgage Securities Trust, Ser 2014-GC22, Cl A5
3.862%, 06/10/2047	767	823
GS Mortgage Securities Trust, Ser 2018-GS9, Cl A4
3.992%, 03/10/2051 (B)	1,400	1,577
GS Mortgage Securities Trust, Ser 2019-BOCA, Cl A
2.014%, VAR ICE LIBOR USD 1 Month+1.200%, 06/15/2038 (D)	1,039	970
GS Mortgage Securities Trust, Ser 2019-SMP, Cl A
1.334%, VAR ICE LIBOR USD 1 Month+1.150%, 08/15/2032 (D)	860	802
Home Re, Ser 2018-1, Cl M
1.768%, VAR ICE LIBOR USD 1 Month+1.600%, 10/25/2028 (D)	132	126
HomeBanc Mortgage Trust, Ser 2005-1, Cl A1
0.418%, VAR ICE LIBOR USD 1 Month+0.250%, 03/25/2035	49	41
JPMBB Commercial Mortgage Securities Trust, Ser 2014-C21, Cl A5
3.775%, 08/15/2047	955	1,029

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
JPMBB Commercial Mortgage Securities Trust, Ser 2014-C22, Cl XA, IO
0.834%, 09/15/2047 (B)	$16,330	$469
JPMBB Commercial Mortgage Securities Trust, Ser 2015-C30, Cl A5
3.822%, 07/15/2048	485	530
JPMBB Commercial Mortgage Securities Trust, Ser 2015-C31, Cl A3
3.801%, 08/15/2048	845	928
JPMCC Commercial Mortgage Securities Trust, Ser 2017-JP7, Cl XA, IO
1.065%, 09/15/2050 (B)	6,865	359
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2012-C8, Cl AS
3.424%, 10/15/2045 (D)	1,200	1,194
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2014-C20, Cl A5
3.805%, 07/15/2047	900	965
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2020-NNN, Cl EFL
2.032%, VAR ICE LIBOR USD 1 Month+1.850%, 01/16/2037 (D)	116	105
LB-UBS Commercial Mortgage Trust, Ser 2006-C6, Cl AJ
5.452%, 09/15/2039 (B)	148	86
LSTAR Commercial Mortgage Trust, Ser 2016-4, Cl A2
2.579%, 03/10/2049 (D)	642	651
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2014-C16, Cl A5
3.892%,06/15/2047	950	1,016
Morgan Stanley Capital I Trust, Ser 2011-C1, Cl D
5.501%, 09/15/2047 (B)(D)	110	109
Morgan Stanley Capital I Trust, Ser 2015-XLF2, Cl SNMA
2.134%, VAR ICE LIBOR USD 1 Month+1.950%, 11/15/2026 (D)	114	109
Morgan Stanley Capital I Trust, Ser 2016-UB12, Cl A4
3.596%, 12/15/2049	755	823
Mortgage Insurance-Linked Notes, Ser 2019-1, Cl M1
2.068%, VAR ICE LIBOR USD 1 Month+1.900%, 11/26/2029 (D)	603	585
Mortgage Insurance-Linked Notes, Ser 2020-1, Cl M1A
1.118%, VAR ICE LIBOR USD 1 Month+0.950%, 02/25/2030 (D)	311	300
Natixis Commercial Mortgage Securities Trust, Ser 2018-850T, Cl A
0.967%, VAR ICE LIBOR USD 1 Month+0.784%, 07/15/2033 (D)	480	463

350	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Natixis Commercial Mortgage Securities Trust, Ser 2019-MILE, Cl A
1.684%, VAR ICE LIBOR USD 1 Month+1.500%, 07/15/2036 (D)	$346	$329
Oaktown Re III, Ser 2019-1A, Cl M1B
2.118%, VAR ICE LIBOR USD 1 Month+1.950%, 07/25/2029 (D)	366	342
PMT Credit Risk Transfer Trust, Ser 2019-1R, Cl A
2.170%, VAR ICE LIBOR USD 1 Month+2.000%, 03/27/2024 (D)	275	269
PMT Credit Risk Transfer Trust, Ser 2019-2R, Cl A
2.920%, VAR ICE LIBOR USD 1 Month+2.750%, 05/27/2023 (D)	521	503
PMT Credit Risk Transfer Trust, Ser 2019-3R, Cl A
2.870%, VAR ICE LIBOR USD 1 Month+2.700%, 10/27/2022 (D)	188	185
PMT Credit Risk Transfer Trust, Ser 2020-1R, Cl A
2.520%, VAR ICE LIBOR USD 1 Month+2.350%, 02/27/2023 (D)	591	572
Radnor Re, Ser 2019-1, Cl M1B
2.118%, VAR ICE LIBOR USD 1 Month+1.950%, 02/25/2029 (D)	404	391
Radnor Re, Ser 2019-2, Cl M1B
1.918%, VAR ICE LIBOR USD 1 Month+1.750%, 06/25/2029 (D)	530	474
Starwood Retail Property Trust, Ser 2014—STAR, Cl A
1.654%, VAR ICE LIBOR USD 1 Month+1.470%, 11/15/2027 (D)	1,081	806
UBS Commercial Mortgage Trust, Ser 2017—C1, Cl A4
3.544%, 11/15/2050 (B)	1,070	1,173
UBS Commercial Mortgage Trust, Ser 2018—C10, Cl A4
4.313%, 05/15/2051	1,000	1,150
UBS Commercial Mortgage Trust, Ser 2018—C8, Cl A4
3.983%, 02/15/2051	855	960
UBS Commercial Mortgage Trust, Ser 2018—C9, Cl A4
4.117%, 03/15/2051 (B)	1,500	1,712
UBS-Barclays Commercial Mortgage Trust, Ser 2012-C4, Cl A5
2.850%, 12/10/2045	194	198
Wells Fargo Commercial Mortgage Trust, Ser 2015-SG1, Cl C
4.464%, 09/15/2048 (B)	527	454

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
Wells Fargo Commercial Mortgage Trust, Ser 2016-LC25, Cl C
4.418%, 12/15/2059 (B)	$370	$312
Wells Fargo Commercial Mortgage Trust, Ser 2016-NXS6, Cl C
4.314%, 11/15/2049 (B)	620	525
Wells Fargo Commercial Mortgage Trust, Ser 2018-C43, Cl A4
4.012%, 03/15/2051 (B)	750	850
Wells Fargo Commercial Mortgage Trust, Ser 2018-C48, Cl A5
4.302%, 01/15/2052	103	119
Wells Fargo Credit Risk Transfer Securities Trust, Ser 2015-WF1, Cl 2M2
5.668%, VAR ICE LIBOR USD 1 Month+5.500%, 11/25/2025 (D)	97	77
Wells Fargo Credit Risk Transfer Securities Trust, Ser 2015-WF1, Cl 1M2
5.418%, VAR ICE LIBOR USD 1 Month+5.250%, 11/25/2025 (D)	307	243

		63,350

Total Mortgage-Backed Securities (Cost $69,370) ($ Thousands)		68,549

U.S. GOVERNMENT AGENCY OBLIGATIONS ^ — 7.0%
FFCB
2.050%, 11/25/2025	2,800	2,812
1.150%, 04/09/2025	2,000	1,998
1.010%, 04/28/2025	1,300	1,300
1.000%, 06/30/2022	500	500
0.980%, 04/24/2024	1,000	1,000
0.950%, 04/08/2022	4,300	4,310
0.550%, VAR US Treasury 3 Month Bill Money Market Yield+0.420%, 11/07/2022	1,200	1,204
0.440%, VAR United States Secured Overnight Financing Rate+0.380%, 05/08/2023	6,000	5,996
0.400%, VAR US Treasury 3 Month Bill Money Market Yield+0.270%, 05/16/2022	1,500	1,503
0.370%, VAR United States Secured Overnight Financing Rate+0.310%, 11/07/2022	2,500	2,498
FHLB
2.400%, 01/21/2028	1,700	1,703
2.000%, 08/21/2024	1,500	1,504

SEI Institutional Investments Trust / Annual Report / May 31, 2020	351

CONSOLIDATED SCHEDULE OF INVESTMENTS

May 31, 2020

Multi-Asset Real Return Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
FHLMC
1.150%, 03/30/2022	$2,000	$2,001
1.125%, 10/07/2022	700	701
1.050%, 04/13/2022	1,500	1,501
0.375%, 05/05/2023	1,000	1,002
FHLMC MTN
1.800%, 01/13/2023	1,000	1,002
0.210%, VAR United States Secured Overnight Financing Rate+0.150%, 03/04/2022 (I)	2,000	1,999
0.190%, VAR United States Secured Overnight Financing Rate+0.130%, 08/05/2022	2,500	2,496
FNMA
0.625%, 04/22/2025	1,300	1,306
0.450%, VAR United States Secured Overnight Financing Rate+0.390%, 04/15/2022	2,100	2,108
0.420%, VAR United States Secured Overnight Financing Rate+0.360%, 01/20/2022	2,300	2,307
0.410%, VAR United States Secured Overnight Financing Rate+0.350%, 04/07/2022 (I)	3,800	3,811
0.380%, VAR United States Secured Overnight Financing Rate+0.320%, 10/22/2021	1,800	1,805
0.360%, VAR United States Secured Overnight Financing Rate+0.300%, 01/27/2022	1,700	1,704
0.250%, 05/22/2023	1,500	1,497
0.170%, VAR United States Secured Overnight Financing Rate+0.110%, 03/04/2022 (I)	1,000	998

Total U.S. Government Agency Obligations (Cost $52,492) ($ Thousands)		52,566

ASSET-BACKED SECURITIES — 2.6%

Automotive — 1.3%
Avis Budget Rental Car Funding AESOP LLC, Ser 2016-1A, Cl A
2.990%, 06/20/2022 (D)	438	433
Avis Budget Rental Car Funding AESOP LLC, Ser 2018-1A, Cl A
3.700%, 09/20/2024 (D)	1,000	988
Avis Budget Rental Car Funding AESOP LLC, Ser 2018-2A, Cl A
4.000%, 03/20/2025 (D)	1,100	1,087

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Exeter Automobile Receivables Trust, Ser 2016-1A, Cl D
8.200%, 02/15/2023 (D)	$246	$249
Exeter Automobile Receivables Trust, Ser 2019-3A, Cl B
2.580%, 08/15/2023 (D)	1,000	1,010
First Investors Auto Owner Trust, Ser 2020— 1A, Cl A
1.490%, 01/15/2025 (D)	625	630
Flagship Credit Auto Trust, Ser 2016-2, Cl D
8.560%, 11/15/2023 (D)	365	378
Flagship Credit Auto Trust, Ser 2016-4, Cl D
3.890%, 11/15/2022 (D)	375	379
Flagship Credit Auto Trust, Ser 2017-4, Cl A
2.070%, 04/15/2022 (D)	9	9
Flagship Credit Auto Trust, Ser 2018-3, Cl B
3.590%, 12/16/2024 (D)	705	720
Hertz Vehicle Financing II, Ser 2015-3A, Cl A
2.670%, 09/25/2021 (D)	390	377
Hertz Vehicle Financing II, Ser 2017-1A, Cl A
2.960%, 10/25/2021 (D)	760	733
Hertz Vehicle Financing II, Ser 2018-1A, Cl A
3.290%, 02/25/2024 (D)	1,220	1,177
Hertz Vehicle Financing II, Ser 2019-1A, Cl A
3.710%, 03/25/2023 (D)	955	912
Hertz Vehicle Financing II, Ser 2019-2A, Cl A
3.420%, 05/25/2025 (D)	600	569

		9,651

Credit Cards — 0.4%
World Financial Network Credit Card Master Trust, Ser 2018-A, Cl A
3.070%, 12/16/2024	1,435	1,448
World Financial Network Credit Card Master Trust, Ser 2018-B, Cl M
3.810%, 07/15/2025	715	718
World Financial Network Credit Card Master Trust, Ser 2019-B, Cl M
3.040%, 04/15/2026	830	829

		2,995

Other Asset-Backed Securities — 0.9%
Consumer Loan Underlying Bond Credit Trust, Ser 2018-P1, Cl A
3.390%, 07/15/2025 (D)	59	59
Dryden 77 CLO, Ser 2020-77A, Cl A
2.374%, VAR ICE LIBOR USD 3 Month+2.000%, 05/20/2031 (D)	500	500
Dryden 78 CLO, Ser 2020-78A, Cl C
3.217%, VAR ICE LIBOR USD 3 Month+1.950%, 04/17/2033 (D)	660	624

352	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Dryden 78 CLO, Ser 2020-78A, Cl D
4.267%, VAR ICE LIBOR USD 3 Month+3.000%, 04/17/2033 (D)	$340	$298
Elevation CLO, Ser 2020-11A, Cl C
3.523%, VAR ICE LIBOR USD 3 Month+2.200%, 04/15/2033 (D)	580	564
Goldentree Loan Management US CLO 7, Ser 2020-7A, Cl A
2.308%, VAR ICE LIBOR USD 3 Month+1.900%, 04/20/2031 (D)	733	736
Kayne CLO 7, Ser 2020-7A, Cl C
3.407%, VAR ICE LIBOR USD 3 Month+2.000%, 04/17/2033 (D)	300	280
Magnetite CLO, Ser 2020-26A, Cl A
1.949%, VAR ICE LIBOR USD 3 Month+1.750%, 07/15/2030 (D)	988	988
Marlette Funding Trust, Ser 2018-3A, Cl A
3.200%, 09/15/2028 (D)	57	57
Marlette Funding Trust, Ser 2018-4A, Cl A
3.710%, 12/15/2028 (D)	133	132
Marlette Funding Trust, Ser 2020-1A, Cl A
2.240%, 03/15/2030 (D)	198	197
OCP CLO, Ser 2020-18A, Cl A
2.053%, VAR ICE LIBOR USD 3 Month+1.800%, 04/20/2030 (D)	727	727
Prosper Marketplace Issuance Trust, Ser 2019-3A, Cl A
3.190%, 07/15/2025 (D)	219	217
SoFi Consumer Loan Program LLC, Ser 2016-2A, Cl A
3.090%, 10/27/2025 (D)	13	13
SoFi Consumer Loan Program LLC, Ser 2016-3, Cl A
3.050%, 12/26/2025 (D)	23	23
SoFi Consumer Loan Program LLC, Ser 2017-2, Cl A
3.280%, 02/25/2026 (D)	56	56
SoFi Consumer Loan Program LLC, Ser 2017-5, Cl A2
2.780%, 09/25/2026 (D)	373	373
SoFi Consumer Loan Program LLC, Ser 2017-6, Cl A2
2.820%, 11/25/2026 (D)	500	503
SoFi Consumer Loan Program Trust, Ser 2018-3, Cl A2
3.670%, 08/25/2027 (D)	409	405
Voya CLO, Ser 2019-1A, Cl DR
4.069%, VAR ICE LIBOR USD 3 Month+2.850%, 04/15/2031 (D)	265	241

		6,993

Total Asset-Backed Securities (Cost $19,893) ($ Thousands)		19,639

Description	Face Amount (Thousands)	Market Value ($ Thousands)

SOVEREIGN DEBT — 1.7%
Abu Dhabi Government International Bond MTN
3.875%, 04/16/2050 (D)	$ 412	$469
2.500%, 04/16/2025 (D)	468	486
Egypt Government International Bond MTN
6.125%, 01/31/2022 (D)	251	254
Israel Government International Bond
3.875%, 07/03/2050	495	566
Japanese Government CPI Linked Bond
0.100%, 03/10/2027	JPY 417,789	3,868
Malaysia Government International Bond
3.882%, 03/10/2022	MYR 5,183	1,228
Mexico Government International Bond
3.900%, 04/27/2025	$ 550	579
Peruvian Government International Bond
2.392%, 01/23/2026	249	258
Qatar Government International Bond
3.400%, 04/16/2025 (D)	562	600
Saudi Government International Bond MTN
2.900%, 10/22/2025 (D)	810	845
South Africa Government International Bond
8.000%, 01/31/2030	ZAR 68,674	3,658

Total Sovereign Debt (Cost $12,355) ($ Thousands)		12,811

	Number of Rights

RIGHTS — 0.0%
Celgene Corp *‡‡	8,919	29

Total Rights (Cost $19) ($ Thousands)		29

Total Investments in Securities — 131.0% (Cost $944,672) ($ Thousands)		$987,824

	Shares
COMMON STOCK SOLD SHORT— (13.8)%
Communication Services — (0.7)%
Altice USA Inc, Cl A *	(3,000)	(77)
Cable One Inc	(100)	(189)
Cardlytics Inc*	(600)	(41)
Charter Communications Inc, Cl A *	(2,000)	(1,088)
Comcast Corp, Cl A	(58,300)	(2,309)
Discovery Inc, Cl A *	(2,200)	(48)
Discovery Inc, Cl C *	(3,200)	(63)
DISH Network Corp, Cl A *	(3,100)	(98)
EverQuote Inc, Cl A *	(500)	(27)
Fox Corp	(3,701)	(107)

SEI Institutional Investments Trust / Annual Report / May 31, 2020	353

CONSOLIDATED SCHEDULE OF INVESTMENTS

May 31, 2020

Multi-Asset Real Return Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK SOLD SHORT (continued)
Interpublic Group of Cos Inc/The	(5,000)	$(86)
Liberty Broadband Corp, Cl A *	(700)	(94)
Liberty Broadband Corp, Cl C *	(1,400)	(191)
Liberty Media Corp-Liberty SiriusXM, Cl C *	(1,900)	(69)
New York Times Co/The, Cl A	(2,000)	(78)
News Corp	(4,200)	(52)
News Corp, Cl A	(4,700)	(58)
Nexstar Media Group Inc, Cl A	(600)	(50)
Omnicom Group Inc	(2,400)	(132)
Sirius XM Holdings Inc	(18,200)	(106)
TechTarget Inc*	(2,700)	(74)
ViacomCBS Inc, Cl B	(8,300)	(172)

		(5,209)

Consumer Discretionary — (9.1)%
1-800-Flowers.com Inc, Cl A *	(900)	(20)
Acushnet Holdings Corp	(600)	(20)
Adient PLC *	(8,229)	(140)
Adtalem Global Education Inc*	(1,353)	(45)
Advance Auto Parts Inc	(471)	(66)
Amazon.com Inc*	(2,158)	(5,270)
American Axle & Manufacturing Holdings Inc*	(11,643)	(83)
American Outdoor Brands Corp *	(3,800)	(45)
Aptiv PLC	(20,503)	(1,545)
Aramark	(7,758)	(201)
AutoZone Inc*	(189)	(217)
Best Buy Co Inc	(2,257)	(176)
Bloomin’ Brands Inc	(3,500)	(40)
Booking Holdings Inc*	(429)	(703)
BorgWarner Inc	(18,789)	(604)
Boyd Gaming Corp	(2,119)	(45)
Bright Horizons Family Solutions Inc*	(2,521)	(282)
Brunswick Corp/DE	(4,047)	(223)
Burlington Stores Inc*	(716)	(150)
Caesars Entertainment Corp *	(17,857)	(203)
Callaway Golf Co	(4,067)	(62)
Capri Holdings Ltd *	(6,510)	(98)
CarMax Inc*	(1,707)	(150)
Carnival Corp, Cl A	(12,089)	(190)
Carter’s Inc	(1,966)	(169)
Carvana Co, Cl A *	(800)	(74)
Cavco Industries Inc*	(400)	(76)
Century Communities Inc*	(2,100)	(62)
Chegg Inc*	(3,700)	(226)
Chipotle Mexican Grill Inc, Cl A *	(820)	(823)
Choice Hotels International Inc	(702)	(57)
Churchill Downs Inc	(954)	(127)
Columbia Sportswear Co	(1,248)	(91)
Cooper Tire & Rubber Co	(7,192)	(185)
Cooper-Standard Holdings Inc*	(4,500)	(47)
Cracker Barrel Old Country Store Inc	(294)	(31)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK SOLD SHORT (continued)
Crocs Inc*	(3,700)	$(106)
Dana Inc	(12,439)	(157)
Darden Restaurants Inc	(3,884)	(299)
Deckers Outdoor Corp *	(1,408)	(257)
Dollar General Corp	(2,435)	(466)
Dollar Tree Inc*	(1,773)	(174)
Domino’s Pizza Inc	(1,349)	(521)
Dorman Products Inc*	(3,448)	(241)
DR Horton Inc	(19,123)	(1,058)
Dunkin’ Brands Group Inc	(2,282)	(146)
eBay Inc	(8,750)	(398)
Eldorado Resorts Inc*	(2,107)	(75)
Etsy Inc*	(1,700)	(138)
Expedia Group Inc	(1,309)	(104)
Five Below Inc*	(500)	(52)
Floor & Decor Holdings Inc, Cl A *	(900)	(47)
Foot Locker Inc	(1,320)	(37)
Ford Motor Co	(302,899)	(1,730)
Fox Factory Holding Corp *	(2,878)	(208)
frontdoor Inc*	(2,000)	(91)
Garmin Ltd	(7,929)	(715)
General Motors Co	(99,049)	(2,563)
Gentex Corp	(26,096)	(690)
Gentherm Inc*	(4,354)	(177)
Genuine Parts Co	(2,042)	(170)
Goodyear Tire & Rubber Co/The	(25,398)	(193)
GoPro Inc, Cl A *	(8,151)	(38)
Graham Holdings Co, Cl B	(112)	(40)
Grand Canyon Education Inc*	(1,255)	(122)
Grubhub Inc*	(968)	(55)
H&R Block Inc	(2,903)	(49)
Hanesbrands Inc	(15,559)	(153)
Harley-Davidson Inc	(12,143)	(259)
Hasbro Inc	(6,199)	(456)
Helen of Troy Ltd *	(988)	(180)
Hilton Grand Vacations Inc*	(1,700)	(37)
Hilton Worldwide Holdings Inc	(9,578)	(760)
Home Depot Inc/The	(10,989)	(2,730)
Hyatt Hotels Corp, Cl A	(1,406)	(77)
Installed Building Products Inc*	(1,422)	(91)
International Game Technology PLC	(4,700)	(40)
iRobot Corp *	(1,553)	(114)
Jack in the Box Inc	(587)	(39)
Johnson Outdoors Inc, Cl A	(600)	(47)
K12 Inc*	(1,700)	(42)
KB Home	(4,723)	(156)
Kontoor Brands Inc	(2,113)	(31)
L Brands Inc	(2,933)	(47)
Las Vegas Sands Corp	(11,297)	(542)
Laureate Education Inc, Cl A *	(3,700)	(36)
La-Z-Boy Inc, Cl Z	(1,909)	(49)
LCI Industries	(2,613)	(259)

354	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Description	Shares	Market Value ($ Thousands)
COMMON STOCK SOLD SHORT (continued)
Lear Corp	(5,761)	$(611)
Leggett & Platt Inc	(5,912)	(181)
Lennar Corp, Cl A	(14,835)	(897)
Lennar Corp, Cl B	(601)	(27)
LGI Homes Inc *	(828)	(69)
Lifetime Brands Inc	(6,006)	(34)
LKQ Corp *	(4,852)	(133)
Lowe’s Cos Inc	(8,049)	(1,049)
Lululemon Athletica Inc *	(6,431)	(1,930)
M/I Homes Inc *	(2,500)	(84)
Malibu Boats Inc, Cl A *	(1,000)	(47)
Marriott International Inc/MD, Cl A	(9,256)	(819)
Marriott Vacations Worldwide Corp	(1,189)	(107)
Mattel Inc *	(17,887)	(165)
McDonald’s Corp	(22,859)	(4,259)
MDC Holdings Inc	(1,887)	(64)
Meritage Homes Corp *	(1,497)	(104)
MGM Resorts International	(14,648)	(252)
Modine Manufacturing Co *	(6,700)	(36)
Mohawk Industries Inc *	(2,677)	(249)
Motorcar Parts of America Inc *	(10,700)	(169)
Murphy USA Inc *	(100)	(12)
Newell Brands Inc	(17,439)	(229)
NIKE Inc, Cl B	(61,014)	(6,015)
Norwegian Cruise Line Holdings Ltd *	(6,153)	(96)
NVR Inc *	(191)	(615)
Ollie’s Bargain Outlet Holdings Inc *	(100)	(9)
O’Reilly Automotive Inc *	(639)	(267)
Oxford Industries Inc	(1,024)	(44)
Papa John’s International Inc	(400)	(31)
Penn National Gaming Inc *	(3,076)	(101)
Perdoceo Education Corp *	(3,100)	(50)
Planet Fitness Inc, Cl A *	(2,663)	(172)
Polaris Inc	(2,914)	(255)
Pool Corp	(250)	(67)
PulteGroup Inc	(14,248)	(484)
PVH Corp	(3,306)	(150)
Quotient Technology Inc *	(6,300)	(44)
Qurate Retail Inc *	(1,600)	(13)
Ralph Lauren Corp, Cl A	(2,160)	(163)
RealReal Inc/The *	(2,200)	(30)
RH *	(200)	(43)
Ross Stores Inc	(3,298)	(320)
Royal Caribbean Cruises	(5,275)	(274)
Rubicon Project Inc/The *	(4,400)	(28)
Scientific Games Corp, Cl A *	(3,400)	(53)
Service Corp International/US	(5,233)	(206)
ServiceMaster Global Holdings Inc *	(4,184)	(138)
Shake Shack Inc, Cl A *	(800)	(44)
Shutterstock Inc	(1,300)	(49)
Six Flags Entertainment Corp	(2,448)	(56)
Skechers USA Inc, Cl A *	(7,467)	(234)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK SOLD SHORT (continued)
Skyline Champion Corp *	(2,200)	$(55)
Sonos Inc *	(4,100)	(45)
Stamps.com Inc *	(300)	(59)
Standard Motor Products Inc	(9,205)	(392)
Starbucks Corp	(35,354)	(2,757)
Steven Madden Ltd	(4,061)	(96)
Stitch Fix Inc, Cl A *	(2,100)	(49)
Stoneridge Inc *	(4,122)	(85)
Strategic Education Inc	(689)	(117)
Tapestry Inc	(15,118)	(206)
Target Corp	(4,585)	(561)
Taylor Morrison Home Corp, Cl A *	(6,967)	(135)
Tempur Sealy International Inc *	(2,389)	(156)
Tenneco Inc, Cl A *	(12,756)	(86)
Tesla Inc *	(6,797)	(5,675)
Texas Roadhouse Inc, Cl A	(1,672)	(87)
Thor Industries Inc	(5,033)	(434)
Tiffany & Co	(1,209)	(155)
TJX Cos Inc/The	(11,550)	(609)
Toll Brothers Inc	(6,358)	(205)
TopBuild Corp *	(1,630)	(187)
Tractor Supply Co	(971)	(118)
TRI Pointe Group Inc *	(7,641)	(109)
Ulta Beauty Inc *	(433)	(106)
Under Armour Inc, Cl A *	(9,254)	(81)
Under Armour Inc, Cl C *	(9,414)	(74)
Vail Resorts Inc	(1,248)	(248)
VF Corp	(16,391)	(920)
Vista Outdoor Inc *	(3,900)	(38)
Visteon Corp *	(2,629)	(189)
Wayfair Inc, Cl A *	(624)	(107)
Wendy’s Co/The	(4,972)	(106)
Whirlpool Corp	(3,308)	(403)
Williams-Sonoma Inc	(1,571)	(131)
Wingstop Inc	(700)	(85)
Winnebago Industries Inc	(3,797)	(207)
Wolverine World Wide Inc	(3,526)	(74)
WW International Inc *	(1,300)	(31)
Wyndham Destinations Inc	(4,515)	(144)
Wyndham Hotels & Resorts Inc	(2,305)	(106)
Wynn Resorts Ltd	(2,991)	(249)
YETI Holdings Inc *	(2,900)	(93)
Yum China Holdings Inc	(11,596)	(537)
Yum! Brands Inc	(9,507)	(853)

		(68,546)

Industrials — 0.0%
Enphase Energy Inc *	(1,000)	(58)

Information Technology — (2.4)%
Advanced Micro Devices Inc *	(6,854)	(369)

SEI Institutional Investments Trust / Annual Report / May 31, 2020	355

CONSOLIDATED SCHEDULE OF INVESTMENTS

May 31, 2020

Multi-Asset Real Return Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK SOLD SHORT (continued)
Amphenol Corp, Cl A	(2,299)	$(222)
Analog Devices Inc	(2,315)	(262)
Anixter International Inc *	(100)	(10)
Apple Inc	(18,095)	(5,753)
Applied Materials Inc	(6,573)	(369)
Arista Networks Inc *	(556)	(130)
Arrow Electronics Inc *	(698)	(48)
Avid Technology Inc *	(6,300)	(44)
Broadcom Inc	(2,464)	(718)
Cabot Microelectronics Corp	(300)	(43)
CDW Corp/DE	(1,602)	(178)
Ciena Corp *	(1,000)	(55)
Cirrus Logic Inc *	(100)	(7)
Cisco Systems Inc	(26,917)	(1,287)
Cognex Corp	(1,000)	(57)
CommScope Holding Co Inc *	(2,119)	(22)
Corning Inc	(4,311)	(98)
Cree Inc *	(3,000)	(158)
Dell Technologies Inc, Cl C *	(1,944)	(97)
Entegris Inc	(500)	(30)
ePlus Inc *	(700)	(52)
F5 Networks Inc *	(303)	(44)
Hewlett Packard Enterprise Co	(12,564)	(122)
HP Inc	(12,811)	(194)
II-VI Inc *	(200)	(10)
Infinera Corp *	(6,900)	(34)
Inphi Corp *	(600)	(75)
Intel Corp	(26,623)	(1,675)
Jabil Inc	(1,478)	(44)
Juniper Networks Inc	(2,166)	(53)
KEMET Corp	(1,700)	(46)
Keysight Technologies Inc *	(1,147)	(124)
KLA Corp	(1,098)	(193)
Lam Research Corp	(1,070)	(293)
Lumentum Holdings Inc *	(600)	(44)
Marvell Technology Group Ltd	(3,964)	(129)
Maxim Integrated Products Inc	(1,454)	(84)
Microchip Technology Inc	(1,353)	(130)
Micron Technology Inc *	(6,979)	(334)
MKS Instruments Inc	(424)	(45)
Monolithic Power Systems Inc	(278)	(58)
Motorola Solutions Inc	(1,429)	(193)
NCR Corp *	(6,300)	(114)
NetApp Inc	(2,660)	(119)
Novanta Inc *	(100)	(10)
NVIDIA Corp	(3,652)	(1,297)
ON Semiconductor Corp *	(2,277)	(38)
PC Connection Inc	(1,000)	(43)
Pure Storage Inc, Cl A *	(2,200)	(39)
Qorvo Inc *	(794)	(83)
QUALCOMM Inc	(7,375)	(597)
ScanSource Inc*	(100)	(2)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK SOLD SHORT (continued)
Skyworks Solutions Inc	(1,205)	$(143)
Stratasys Ltd *	(3,100)	(55)
SYNNEX Corp	(500)	(53)
Tech Data Corp *	(611)	(83)
Teradyne Inc	(1,666)	(112)
Texas Instruments Inc	(5,682)	(675)
Trimble Inc *	(1,926)	(75)
Universal Display Corp	(378)	(55)
Viavi Solutions Inc *	(100)	(1)
Western Digital Corp	(1,983)	(88)
Xerox Holdings Corp	(2,901)	(46)
Xilinx Inc	(1,504)	(138)
Zebra Technologies Corp, Cl A *	(550)	(144)

		(17,943)

Materials — (1.6)%
Air Products and Chemicals Inc	(3,739)	(903)
Albemarle Corp	(1,660)	(127)
Alcoa Corp *	(3,600)	(33)
AptarGroup Inc	(710)	(79)
Ashland Global Holdings Inc	(349)	(23)
Avery Dennison Corp	(1,032)	(114)
Axalta Coating Systems Ltd *	(2,573)	(59)
Ball Corp	(5,272)	(376)
Berry Global Group Inc *	(1,798)	(81)
Celanese Corp, Cl A	(1,471)	(132)
CF Industries Holdings Inc	(3,097)	(91)
Chemours Co	(3,100)	(41)
Cleveland-Cliffs Inc	(8,100)	(42)
Commercial Metals Co	(3,200)	(55)
Corteva Inc	(11,232)	(307)
Crown Holdings Inc *	(2,137)	(140)
Dow Inc	(11,365)	(439)
DuPont de Nemours Inc	(11,032)	(560)
Eagle Materials Inc	(158)	(10)
Eastman Chemical Co	(1,870)	(127)
Ecolab Inc	(4,980)	(1,059)
Element Solutions Inc *	(4,300)	(47)
FMC Corp	(1,967)	(193)
Freeport-McMoRan Inc, Cl B	(21,275)	(193)
Graphic Packaging Holding Co	(5,348)	(77)
Huntsman Corp	(3,581)	(65)
Ingevity Corp *	(1,900)	(100)
International Flavors & Fragrances Inc	(1,649)	(220)
International Paper Co	(5,881)	(200)
Linde PLC	(9,666)	(1,956)
Louisiana-Pacific Corp	(1,174)	(28)
LyondellBasell Industries NV, Cl A	(4,181)	(267)
Martin Marietta Materials Inc	(956)	(184)
Mosaic Co/The	(4,861)	(59)
Newmont Corp	(14,033)	(820)
Novagold Resources Inc *	(11,700)	(112)

356	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Description	Shares	Market Value ($ Thousands)
COMMON STOCK SOLD SHORT (continued)
Nucor Corp	(3,767)	$(159)
O-I Glass Inc, Cl I	(4,700)	(36)
Olin Corp	(2,068)	(25)
Packaging Corp of America	(1,398)	(142)
PolyOne Corp	(1,600)	(40)
PPG Industries Inc	(3,488)	(355)
Reliance Steel & Aluminum Co	(1,202)	(117)
Royal Gold Inc	(640)	(85)
RPM International Inc	(1,764)	(132)
Scotts Miracle-Gro Co/The, Cl A	(700)	(100)
Sealed Air Corp	(2,148)	(69)
Sherwin-Williams Co/The	(1,310)	(778)
Sonoco Products Co	(1,200)	(62)
Southern Copper Corp	(1,979)	(72)
Steel Dynamics Inc	(2,246)	(60)
Summit Materials Inc, Cl A *	(2,400)	(36)
United States Steel Corp	(900)	(7)
Valvoline Inc	(2,059)	(38)
Vulcan Materials Co	(2,128)	(230)
Westrock Co	(3,594)	(101)
WR Grace & Co	(577)	(30)

		(11,993)

Total Common Stock Sold Short
(Proceeds $97,596) ($ Thousands)		(103,749)

	Number of Rights
RIGHTS — 0.0%
United States — 0.0%
Liberty Media Corp-Liberty SiriusXM, Expires 06/10/2020 *	(178)	(2)

Total Rights
(Cost $—) ($ Thousands)		(2)

Total Investments Sold Short — (13.8)%
(Proceeds $97,596) ($ Thousands)		$(103,751)

	Contracts
PURCHASED OPTIONS*^ — 0.1%

Total Purchased Options (J)
(Cost $642) ($ Thousands)	468	$535

PURCHASED SWAPTIONS* — 0.1%

Total Purchased Swaptions (K)
(Cost $960) ($ Thousands)	26,065,000	$500

Description	Contracts	Market Value ($ Thousands)
WRITTEN OPTIONS*^ — (0.0)%

Total Written Options (J)
(Premiums Received $278) ($ Thousands)	(598)	$(270)

WRITTEN SWAPTIONS* — 0.0%

Total Written Swaptions (K)
(Premiums Received $854) ($ Thousands)	(24,389,000)	$(188)

SEI Institutional Investments Trust / Annual Report / May 31, 2020	357

CONSOLIDATED SCHEDULE OF INVESTMENTS

May 31, 2020

Multi-Asset Real Return Fund (Continued)

A list of the open exchange traded options contracts held by the Fund at May 31, 2020, is as follows:

Description	Number of Contracts	Notional Amount (Thousands)	Exercise Price	Expiration Date	Value (Thousands)
PURCHASED OPTIONS *^— 0.1%
Put Options
August 2020, Crude Oil	55	$1,971	$25.00	08/01/2020	$14
December 2020, Crude Oil	27	997	25.00	12/01/2020	22
July 2020, Gold Future	16	2,789	1,600.00	6/28/2020	2
September 2020, Crude Oil	110	3,982	30.00	09/01/2020	112
September 2020, HG Copper Future	18	11	2.20	8/29/2020	17

		9,750			167

Call Options
August 2020, Gold Future	10	1,752	1,475.00	7/31/2020	278
July 2020, Soybean Future	50	2,102	9.00	6/29/2020	4
July 2020, Wheat Future	50	1,286	6.00	6/29/2020	2
October 2020, Sugar	110	1,352	12.00	9/18/2020	48
September 2020, WTI Crude Oil	22	796	39.00	8/20/2020	36

		7,288			368

Total Purchased Options		$17,038			$535

WRITTEN OPTIONS *^— 0.0%
Put Options
August 2020, Crude Oil	(110)	$(3,942)	20.00	06/28/2020	$(16)
July 2020, Lean Hogs	(33)	(753)	50.00	07/18/2020	(21)
July 2020, Soybean Future	(50)	(2,102)	8.40	06/29/2020	(34)
October 2020, Sugar	(110)	(1,509)	10.00	08/01/2020	(43)
September 2020, Crude Oil	(110)	(3,982)	25.00	07/31/2020	(55)
September 2020, HG Copper Future	(36)	(22)	2.00	08/29/2020	(13)
September 2020, WTI Crude Oil	(22)	(796)	30.00	08/20/2020	(55)

		(13,106)			(237)

Call Options
December 2020, Crude Oil	(27)	(997)	50.00	12/01/2020	(32)
July 2020, Soybean Future	(50)	(2,102)	10.00	08/01/2020	(1)
July 2020, Wheat Future	(50)	(1,286)	6.75	06/29/2020	–

		(4,385)			(33)

Total Written Options		$(17,491)			$(270)

A list of open OTC swaption contracts held by the Fund at May 31, 2020, is as follows:

Description	Counterparty	Number of Contracts/ Notional Amount	Exercise Price	Expiration Date	Value (Thousands)
PURCHASED SWAPTIONS *— 0.1%
Call Swaptions — 0.0%
Swaption 1 Year	Morgan Stanley	9,795,000	$0.00	06/30/2020	$8

Put Swaptions — 0.1%
Swaption 1 Year	Morgan Stanley	7,950,000	$0.02	09/23/2020	144

358	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Description	Counterparty	Number of Contracts/ Notional Amount (continued)	Exercise Price (continued)	Expiration Date (continued)	Value (Thousands)
PURCHASED SWAPTIONS (continued)
Swaption 1 Year	Morgan Stanley	8,320,000	$1.02	10/28/2020	$348

					492

Total Purchased Swaptions					$500

		Number of Contracts/ Notional Amount	Exercise Price	Expiration Date	Value (Thousands)
WRITTEN SWAPTIONS *— 0.0%

Call Swaptions — 0.0%
Swaption 1 Year	Bank of America	(7,950,000)	$0.00	10/28/2020	$(31)
Swaption 1 Year	Bank of America	(8,119,000)	$0.00	06/30/2020	(38)
Swaption 1 Year	Bank of America	(8,320,000)	$0.52	09/23/2020	(119)

Total Written Swaptions					$(188)

A list of the open futures contracts held by the Fund at May 31, 2020, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Brent Crude^	10	Jun-2020	$354	$353	$(1)
Brent Crude^	229	Aug-2020	7,892	8,741	849
Brent Crude^	(100)	Dec-2020	(3,728)	(3,981)	(253)
Coffee C^	49	Jul-2020	2,210	1,770	(440)
Copper^	116	Jul-2020	6,682	7,034	352
Corn^	169	Jul-2020	2,812	2,753	(59)
Corn^	(19)	Jul-2020	(298)	(309)	(11)
Cotton No. 2^	26	Jul-2020	697	749	52
Cotton No. 2^	25	Jul-2020	723	720	(3)
Cotton No. 2^	28	Dec-2020	807	805	(2)
Feeder Cattle^	(5)	Aug-2020	(335)	(338)	(3)
Gasoline^	25	Jul-2020	852	1,132	280
Gasoline^	6	Sep-2020	236	275	39
Gold^	8	Jan-2021	1,315	1,413	98
Gold^	81	Aug-2020	13,905	14,189	284
Heating Oil^	21	Jul-2020	927	914	(13)
Japanese 10-Year Government Bond E-MINI	(27)	Jun-2020	(4,024)	(3,814)	61
KC HRW Wheat^	(40)	Jul-2020	(891)	(941)	(50)
KC HRW Wheat^	53	Jul-2020	1,295	1,247	(48)
Lean Hogs^	30	Aug-2020	720	681	(39)
Lean Hogs^	56	Jul-2020	1,371	1,277	(94)
Live Cattle^	9	Sep-2020	357	359	2
Live Cattle^	65	Sep-2020	2,604	2,590	(14)
LME Lead^	12	Jul-2020	502	500	(2)
LME Lead^	48	Sep-2020	2,010	2,012	2
LME Nickel^	26	Jul-2020	1,845	1,918	73
LME Nickel^	20	Sep-2020	1,457	1,481	24
LME Primary Aluminum^	37	Jul-2020	1,386	1,420	34
LME Primary Aluminum^	35	Sep-2020	1,360	1,360	–
LME Zinc^	48	Jul-2020	2,306	2,384	78
LME Zinc^	73	Sep-2020	3,522	3,630	108
Low Sulphur Gasoil^	34	Jul-2020	1,103	1,002	(101)
Low Sulphur Gasoil^	(4)	Jul-2020	(112)	(118)	(6)
Low Sulphur Gasoil^	(5)	Sep-2020	(148)	(156)	(8)
MSCI EAFE Index	(131)	Jun-2020	(9,366)	(11,303)	(1,937)

SEI Institutional Investments Trust / Annual Report / May 31, 2020	359

CONSOLIDATED SCHEDULE OF INVESTMENTS

May 31, 2020

Multi-Asset Real Return Fund (Continued)

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Natural Gas^	49	Jan-2021	$1,342	$1,448	$106
Natural Gas^	49	Feb-2021	1,277	1,371	94
Natural Gas^	(49)	Mar-2021	(1,157)	(1,231)	(74)
Natural Gas^	44	Aug-2020	931	875	(56)
Natural Gas^	(49)	Oct-2020	(1,124)	(1,171)	(47)
Natural Gas^	338	Jun-2020	6,826	6,250	(576)
NY Harbor ULSD^	(15)	Jul-2020	(619)	(653)	(34)
NY Harbor ULSD^	(3)	Sep-2020	(138)	(138)	–
NYMEX Cocoa^	(53)	Jul-2020	(1,280)	(1,301)	(21)
Palladium^	(3)	Oct-2020	(669)	(592)	77
Platinum^	51	Aug-2020	2,048	2,230	182
S&P 500 Index E-MINI	(148)	Jun-2020	(17,821)	(22,511)	(4,690)
Silver^	56	Aug-2020	4,394	5,180	786
Silver^	24	Jan-2021	1,976	2,241	265
Soybean^	22	Nov-2020	928	937	9
Soybean^	87	Jun-2020	3,723	3,657	(66)
Soybean Meal^	(45)	Jul-2020	(1,297)	(1,274)	23
Soybean Meal^	101	Jul-2020	2,996	2,860	(136)
Soybean Oil^	139	Jul-2020	2,290	2,283	(7)
Sugar No. 11^	311	Jul-2020	3,641	3,800	159
U.S. 2-Year Treasury Notes	89	Oct-2020	19,652	19,655	3
U.S. 5-Year Treasury Notes	(1,017)	Oct-2020	(127,601)	(127,761)	(160)
U.S. 10-Year Treasury Notes	(490)	Sep-2020	(67,907)	(68,141)	(234)
U.S. Ultra Long Treasury Bonds	(25)	Sep-2020	(5,476)	(5,451)	25
Ultra 10-Year U.S. Treasury Notes	37	Sep-2020	5,792	5,821	29
Wheat^	90	Jul-2020	2,325	2,343	18
Wheat^	91	Jul-2020	2,497	2,369	(128)
WTI Crude Oil^	100	Dec-2020	3,383	3,716	333
WTI Crude Oil^	77	Nov-2020	2,695	2,843	148
WTI Crude Oil^	(39)	Jun-2020	(976)	(1,384)	(408)
WTI Crude Oil^	15	Aug-2020	425	543	118
WTI Crude Oil^	(22)	Aug-2020	(661)	(796)	(135)

			$(115,237)	$(120,233)	$(5,145)

A list of the open forward foreign currency contracts held by the Fund at May 31, 2020, is as follows:

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Brown Brothers Harriman	06/05/20	JPY	8	USD	—	$—
Brown Brothers Harriman	06/10/20	USD	13	EUR	11	—
Brown Brothers Harriman	06/10/20	EUR	894	USD	974	(20)
Brown Brothers Harriman	07/17/20	ZAR	9,950	USD	565	4
Brown Brothers Harriman	07/17/20	ZAR	6,388	USD	345	(16)
Citigroup	06/05/20	JPY	781,891	USD	7,185	(74)
Goldman Sachs	08/06/20	CAD	3,807	USD	2,745	(10)
Goldman Sachs	08/13/20	MYR	5,373	USD	1,309	69
HSBC	07/17/20	ZAR	18,252	USD	977	(54)
JPMorgan Chase	07/17/20	ZAR	28,285	USD	1,529	(68)

360	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
RBS	06/05/20	USD	3,347	JPY	360,350	$(2)

						$(171)

A list of the open centrally cleared swap agreements held by the Fund at May 31, 2020, is as follows:

Credit Default Swaps
Reference Entity/Obligation	Buy/Sell Protection	(Pays)/ Receives Rate	Payment Frequency	Termination Date	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
CDX.NAIGS.34V1	Buy	1.00%	Quarterly	06/20/2025	117,970	$(1,239)	$728	$(1,967)
China 550113	Buy	1.00%	Quarterly	06/20/2025	20,500	(451)	(491)	40

						$(1,690)	$237	$(1,927)

Interest Rate Swaps
Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
2.403%	3-MONTH USD - LIBOR	Quarterly	04/02/2021	USD	8,250	$(153)	$–	$(153)
2.631%	3-MONTH USD - LIBOR	Quarterly	11/10/2035	USD	1,300	(354)	–	(354)
0.08%	6-MONTH JPY - LIBOR	Semi-Annually	12/13/2029	JPY	1,590,990	146	–	146
3-MONTH USD - LIBOR	1.7635%	Quarterly	12/13/2029	USD	2,760	(314)	–	(314)
1.593%	3-MONTH USD - LIBOR	Quarterly	09/27/2029	USD	2,440	(220)	–	(220)
2.1495%	3-MONTH USD - LIBOR	Quarterly	06/04/2029	USD	5,145	(751)	–	(751)
2.3545	3-MONTH USD - LIBOR	Quarterly	07/12/2027	USD	720	(99)	–	(99)
2.44	3-MONTH USD - LIBOR	Quarterly	04/04/2027	USD	3,640	(489)	–	(489)
1.67	3-MONTH USD - LIBOR	Quarterly	11/09/2026	USD	1,230	(96)	–	(96)
2.21	3-MONTH CAD - CDOR	Semi-Annually	01/14/2050	CAD	7,583	(1,130)	–	(1,130)
1.66	3-MONTH USD - LIBOR	Quarterly	11/08/2026	USD	1,040	(81)	–	(81)
2.293%	3-MONTH USD - LIBOR	Quarterly	08/04/2025	USD	1,833	(195)	–	(195)
2.4875%	3-MONTH USD - LIBOR	Quarterly	06/09/2025	USD	1,240	(144)	–	(144)
1.9905	3-MONTH USD - LIBOR	Quarterly	04/21/2025	USD	2,040	(163)	–	(163)
0.9575	3-MONTH CAD - CDOR	Semi-Annually	03/24/2025	CAD	27,036	196	–	196
1.95%	3-MONTH CAD - CDOR	Semi-Annually	01/14/2025	CAD	35,812	1,453	–	1,453
3-MONTH SEK - STIBOR	-0.165%	Annually	08/30/2024	SEK	170,000	(235)	–	(235)
2.2875%	3-MONTH USD - LIBOR	Quarterly	05/24/2021	USD	7,210	(141)	–	(141)
3-MONTH USD - LIBOR	2.51%	Quarterly	04/18/2021	USD	1,930	(39)	–	(39)
1.487	3-MONTH USD - LIBOR	Quarterly	10/04/2026	USD	7,010	(457)	–	(457)
1.093%	3-MONTH USD - LIBOR	Quarterly	03/20/2050	USD	6,160	(264)	–	(264)

						$(3,530)	$–	$(3,530)

A list of the open OTC swap agreements held by the Fund at May 31, 2020 is as follows:

	Credit Default Swaps
Counterparty	Reference Entity/ Obligation	Buy/Sell Protection	(Pays)/Receives Rate	Payment Frequency	Termination Date	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
Credit Suisse	CMBX.NA.A.6 Index	Sell	2.00%	Monthly	05/11/2063	$(1,125)	$(184)	$(25)	$(159)
Citigroup	CMBX.NA.BB.6 Index	Sell	5.00%	Monthly	05/11/2063	(1,266)	(640)	(202)	(438)
Citigroup	CMBX.NA.BB.6 Index	Sell	5.00%	Monthly	05/11/2063	(143)	(72)	(23)	(49)
Citigroup	CMBX.NA.BB.6 Index	Sell	5.00%	Monthly	05/11/2063	(16)	(9)	(3)	(6)
Citigroup	CMBX.NA.BB.6 Index	Sell	5.00%	Monthly	05/11/2063	(25)	(13)	(4)	(9)

SEI Institutional Investments Trust / Annual Report / May 31, 2020	361

CONSOLIDATED SCHEDULE OF INVESTMENTS

May 31, 2020

Multi-Asset Real Return Fund (Continued)

Counterparty	Reference Entity/ Obligation	Buy/Sell Protection	(Pays)/ Receives Rate	Payment Frequency	Termination Date	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
Citigroup	CMBX.NA.BB.6 Index	Sell	5.00%	Monthly	05/11/2063	$(276)	$(140)	$(43)	$(97)
Citigroup	CMBX.NA.BB.6 Index	Sell	5.00%	Monthly	05/11/2063	(138)	(70)	(21)	(49)
Deutsche Bank	CMBX.NA.BBB.6 Index	Sell	3.00%	Monthly	05/11/2063	(528)	(176)	(41)	(135)
Credit Suisse	CMBX.NA.BBB.6 Index	Sell	3.00%	Monthly	12/31/2049	(162)	(54)	(11)	(43)
Credit Suisse	CMBX.NA.BBB.6 Index	Sell	3.00%	Quarterly	05/11/2063	(900)	(301)	(41)	(260)
Credit Suisse	CMBX.NA.BBB.6 Index	Sell	3.00%	Monthly	05/11/2063	(778)	(260)	(52)	(208)
Deutsche Bank	CMBX.NA.BBB.6 Index	Sell	3.00%	Monthly	12/31/2049	(29)	(10)	(2)	(8)
Deutsche Bank	CMBX.NA.BBB.6 Index	Sell	3.00%	Monthly	12/31/2049	(172)	(58)	(21)	(37)
Goldman Sachs	CMBX.NA.BBB.6 Index	Sell	3.00%	Monthly	05/11/2063	(565)	(188)	(41)	(147)
Goldman Sachs	CMBX.NA.BBB.6 Index	Sell	3.00%	Monthly	12/31/2049	(217)	(73)	(14)	(59)
Goldman Sachs	CMBX.NA.BBB.6 Index	Sell	3.00%	Quarterly	05/11/2063	(1,000)	(331)	(131)	(200)
JPMorgan Chase	CMBX.NA.BBB.6 Index	Sell	3.00%	Monthly	05/11/2063	(143)	(48)	(14)	(34)
Goldman Sachs	CMBX.NA.BBB.6 Index	Sell	3.00%	Monthly	05/11/2063	(166)	(55)	(14)	(41)
Citigroup	CMBX.NA.BBB.6 Index	Sell	3.00%	Monthly	05/11/2063	(118)	(40)	(12)	(28)
Citigroup	CMBX.NA.BBB.6 Index	Sell	3.00%	Monthly	05/11/2063	(223)	(74)	(29)	(45)
Citigroup	CMBX.NA.BBB.6 Index	Sell	3.00%	Monthly	05/11/2063	(148)	(49)	(22)	(27)
Goldman Sachs	CMBX.NA.BBB.6 Index	Sell	3.00%	Monthly	05/11/2063	(16)	(5)	(2)	(3)
Citigroup	CMBX.NA.BBB.6 Index	Sell	3.00%	Monthly	05/11/2063	(33)	(11)	(5)	(6)
Citigroup	CMBX.NA.BBB.6 Index	Sell	3.00%	Monthly	05/11/2063	(165)	(55)	(22)	(33)
Credit Suisse	CMBX.NA.BBB.6 Index	Sell	3.00%	Monthly	05/11/2063	(552)	(184)	(35)	(149)
Goldman Sachs	CMBX.NA.BBB.6 Index	Sell	3.00%	Monthly	05/11/2063	(254)	(85)	(42)	(43)
Goldman Sachs	CMBX.NA.BBB.6 Index	Sell	3.00%	Monthly	05/11/2063	(163)	(55)	(25)	(30)
Credit Suisse	CMBX.NA.BBB.6 Index	Sell	3.00%	Monthly	05/11/2063	(965)	(322)	(141)	(181)
Credit Suisse	CMBX.NA.BBB.6 Index	Sell	3.00%	Monthly	05/11/2063	(243)	(81)	(36)	(45)
Deutsche Bank	CMBX.NA.BBB.6 Index	Sell	3.00%	Monthly	05/11/2063	(28)	(9)	(3)	(6)
Deutsche Bank	CMBX.NA.BBB.6 Index	Sell	3.00%	Monthly	05/11/2063	(100)	(33)	(11)	(22)
Deutsche Bank	CMBX.NA.BBB.6 Index	Sell	3.00%	Monthly	05/11/2063	(100)	(33)	(11)	(22)
Deutsche Bank	CMBX.NA.BBB.6 Index	Sell	3.00%	Monthly	05/11/2063	(284)	(95)	(30)	(65)
JPMorgan Chase	CMBX.NA.BBB.6 Index	Sell	3.00%	Monthly	05/11/2063	(34)	(11)	(3)	(8)
Goldman Sachs	CMBX.NA.BBB.6 Index	Sell	3.00%	Monthly	05/11/2063	(750)	(250)	(59)	(191)
Goldman Sachs	CMBX.NA.BBB.6 Index	Sell	3.00%	Monthly	05/11/2063	(14)	(4)	(1)	(3)
Goldman Sachs	CMBX.NA.BBB.6 Index	Sell	3.00%	Monthly	05/11/2063	(28)	(10)	(3)	(7)
Goldman Sachs	CMBX.NA.BBB.6 Index	Sell	3.00%	Monthly	05/11/2063	(28)	(10)	(3)	(7)
Goldman Sachs	CMBX.NA.BBB.6 Index	Sell	3.00%	Quarterly	05/11/2063	(55)	(18)	(6)	(12)
Goldman Sachs	CMBX.NA.BBB.6 Index	Sell	3.00%	Monthly	05/11/2063	(289)	(97)	(39)	(58)
Goldman Sachs	CMBX.NA.BBB.6 Index	Sell	3.00%	Monthly	05/11/2063	(638)	(213)	(73)	(140)
Goldman Sachs	CMBX.NA.BBB.6 Index	Sell	3.00%	Monthly	05/11/2063	(190)	(63)	(20)	(43)
Goldman Sachs	CMBX.NA.BBB.6 Index	Sell	3.00%	Monthly	05/11/2063	(182)	(60)	(29)	(31)
Citigroup	CMBX.NA.BBB.6 Index	Sell	3.00%	Monthly	05/11/2063	(226)	(75)	(33)	(42)
Goldman Sachs	CMBX.NA.BBB-.6 Index	Sell	3.00%	Monthly	05/11/2063	(20)	(7)	(3)	(4)
Citigroup	CMBX.NA.BBB-.6 Index	Sell	3.00%	Monthly	05/11/2063	(509)	(170)	(58)	(112)
Citigroup	CMBX.NA.BBB-.6 Index	Sell	3.00%	Monthly	05/11/2063	(711)	(238)	(79)	(159)
Citigroup	CMBX.NA.BBB-.6 Index	Sell	3.00%	Monthly	05/11/2063	(1,018)	(340)	(113)	(227)
Credit Suisse	CMBX.NA.BBB-.6 Index	Sell	3.00%	Monthly	05/11/2063	(4)	(1)	—	(1)
Citigroup	CMBX.NA.BBB-.6 Index	Sell	3.00%	Monthly	05/11/2063	(711)	(237)	(77)	(160)
Citigroup	CMBX.NA.BBB-.6 Index	Sell	3.00%	Monthly	05/11/2063	(967)	(323)	(103)	(220)
Citigroup	CMBX.NA.BBB-.6 Index	Sell	3.00%	Monthly	05/11/2063	(761)	(254)	(81)	(173)
Citigroup	CMBX.NA.BBB-.6 Index	Sell	3.00%	Quarterly	05/11/2063	(282)	(93)	(30)	(63)
Citigroup	CMBX.NA.BBB-.6 Index	Sell	3.00%	Quarterly	05/11/2063	(257)	(85)	(32)	(53)
Citigroup	CMBX.NA.BBB-.6 Index	Sell	3.00%	Quarterly	05/11/2063	(224)	(74)	(28)	(46)
Citigroup	CMBX.NA.BBB-.6 Index	Sell	3.00%	Quarterly	05/11/2063	(360)	(119)	(45)	(74)
Citigroup	CMBX.NA.BBB-.6 Index	Sell	3.00%	Monthly	05/11/2063	(150)	(50)	(18)	(32)
Citigroup	CMBX.NA.BBB-.6 Index	Sell	3.00%	Monthly	05/11/2063	(500)	(167)	(60)	(107)
Credit Suisse	CMBX.NA.BBB-.6 Index	Sell	3.00%	Monthly	05/11/2063	(108)	(36)	(13)	(23)
Citigroup	CMBX.NA.BBB-.6 Index	Sell	3.00%	Monthly	05/11/2063	(53)	(18)	(7)	(11)
Citigroup	CMBX.NA.BBB-.6 Index	Sell	3.00%	Monthly	05/11/2063	(253)	(85)	(33)	(52)

362	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Counterparty	Reference Entity/ Obligation	Buy/Sell Protection	(Pays)/Receives Rate	Payment Frequency	Termination Date	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
JPMorgan Chase	CMBX.NA.BBB-.6 Index	Sell	3.00%	Monthly	05/11/2063	$(185)	$(62)	$(23)	$(39)
JPMorgan Chase	CMBX.NA.BBB-.6 Index	Sell	3.00%	Monthly	05/11/2063	(535)	(179)	(65)	(114)
JPMorgan Chase	CMBX.NA.BBB-.6 Index	Sell	3.00%	Quarterly	05/11/2063	(91)	(30)	(11)	(19)
Citigroup	CMBX.NA.BBB-.6 Index	Sell	3.00%	Monthly	05/11/2063	(355)	(118)	(40)	(78)
JPMorgan Chase	CMBX.NA.BBB-.6 Index	Sell	3.00%	Monthly	05/11/2063	(35)	(12)	(3)	(9)
Citigroup	CMBX.NA.BBB-.9 Index	Buy	3.00%	Monthly	09/17/2058	1,018	263	76	187
Citigroup	CMBX.NA.BBB-.9 Index	Buy	3.00%	Monthly	09/17/2058	1,018	263	73	190
Citigroup	CMBX.NA.BBB-.9 Index	Buy	3.00%	Monthly	09/17/2058	1,255	324	87	237
Citigroup	CMBX.NA.BBB-.9 Index	Buy	3.00%	Quarterly	09/17/2058	264	68	18	50
Citigroup	CMBX.NA.BBB-.9 Index	Buy	3.00%	Quarterly	09/17/2058	265	68	18	50
Citigroup	CMBX.NA.BBB-.9 Index	Buy	3.00%	Monthly	09/17/2058	251	65	17	48
Citigroup	CMBX.NA.BBB-.9 Index	Buy	3.00%	Monthly	09/17/2058	509	131	40	91
Citigroup	CMBX-BB-524973	Sell	5.00%	Monthly	05/11/2063	(900)	(456)	(128)	(328)

							$(6,596)	$(2,119)	$(4,477)

Total Return Swaps ^
Counterparty	Reference Entity/ Obligation	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
Macquarie Bank Limited	Bloomberg Commodity Index 2 Month Total Return	US T-BILL HIGH DISCOUNT RATE + 16.5 BPS	Index Return	Monthly	06/25/2020	USD	833	$4	$–	$4
Macquarie Bank Limited	Bloomberg Commodity Index Total Return	US T-BILL HIGH DISCOUNT RATE + 9 BPS	Index Return	Monthly	06/25/2020	USD	10,243	30	–	30
Macquarie Bank Limited	Macquarie Commodity Product 25 1E	0.33%	Index Return	Monthly	06/06/2020	USD	1,727	–	–	–
Merrill Lynch	Bloomberg Commodity Index 2 Month Total Return	US T-BILL HIGH DISCOUNT RATE + 12 BPS	Index Return	Monthly	06/25/2020	USD	1,358	6	–	6
Merrill Lynch	Bloomberg Commodity Index Total Return	US T-BILL HIGH DISCOUNT RATE + 11 BPS	Index Return	Monthly	06/25/2020	USD	9,756	28	–	28
Merrill Lynch	BOFA Merrill Lynch Commodity MLBXCS3E Excess	3-Month U.S. Treasury rate plus 20 BPS	Index Return	Monthly	06/06/2020	USD	2,321	–	–	–
Societe Generale	Bloomberg Commodity Index 2 Month Total Return	US T-BILL HIGH DISCOUNT RATE + 14 BPS	Index Return	Monthly	06/25/2020	USD	1,480	6	–	6
Societe Generale	Bloomberg Commodity Index Total Return	US T-BILL HIGH DISCOUNT RATE + 11 BPS	Index Return	Monthly	06/25/2020	USD	5,972	17	–	17
Societe Generale	Societe Generale Commodity Custom Alpha 061	0.35%	Index Return	Monthly	06/06/2020	USD	2,217	–	–	–

								$91	$–	$91

As of May 31, 2020, the Reverse Repurchase Agreements held by the Fund are listed below:

Principal Amount ($ Thousands)	Counterparty	Rate	Maturity	Value ($ Thousands)
$(14,430)	Chase Securities	0.14%	Open Ended	$(14,430)
(48,290)	Chase Securities	0.11%	Open Ended	(48,290)
(13,515)	HSBC	0.15%	Open Ended	(13,515)
(163,008)	HSBC	0.13%	Open Ended	(163,008)

				$(239,243)

Percentages are based on Net Assets of $754,191 ($ Thousands).
*	Non-income producing security.
^	Security, or a portion thereof, is held by the MARR Commodity Strategy Subsidiary, Ltd. as of May 31, 2020.
‡	Real Estate Investment Trust.
‡‡	Expiration date not available.
(A)	Zero coupon security. The rate shown on the Schedule of Investments is the security’s effective yield at the time of purchase.

SEI Institutional Investments Trust / Annual Report / May 31, 2020	363

CONSOLIDATED SCHEDULE OF INVESTMENTS

May 31, 2020

Multi-Asset Real Return Fund (Concluded)

(B)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.
(C)	Security, or a portion thereof, has been pledged as collateral on securities sold short.
(D)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On May 31, 2020, the value of these securities amounted to $79,549 ($ Thousands), representing 10.5% of the Net Assets of the Fund.

(E)	Security is in default on interest payment.
(F)	Perpetual security with no stated maturity date.
(G)	Security, or a portion thereof, has been pledged as collateral on reverse repurchase agreements.
(H)	Security, or a portion thereof, has been pledged as collateral on swap contracts.
(I)	Security, or a portion thereof, has been pledged as collateral on futures contracts.
(J)	Refer to table below for details on Options Contracts.
(K)	Refer to table below for details on Swaption Contracts.

BPS — Basis Points

CAD — Canadian Dollar

CDOR — Canadian Dollar Offered Rate

Cl — Class

CMBX — Commercial Mortgage-Backed Index

CMO — Collateralized Mortgage Obligation

CPI — Consumer Price Index

EAFE — Europe, Australasia and Far East

EUR — Euro

FFCB — Federal Farm Credit Bank

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

HRW — Hard Red Winter

ICE— Intercontinental Exchange

IO — Interest Only — face amount represents notional amount.

JPY — Japanese Yen

LIBOR— London Interbank Offered Rate

LLC — Limited Liability Company

LME — London Metal Exchange

Ltd. — Limited

MSCI — Morgan Stanley Capital International

MTN — Medium Term Note

MYR — Malaysian Ringgit

NYMEX — New York Mercantile Exchange

PLC — Public Limited Company

S&P— Standard & Poor’s

SEK — Swedish Krona

Ser — Series

STIBOR— Stockholm Interbank Offered Rate

ULSD — Ultra-Low Sulfur Diesel

USD — U.S. Dollar

VAR — Variable Rate

ZAR — South African Rand

The following is a list of the level of inputs used as of May 31, 2020, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
U.S. Treasury Obligations	–	518,389	–	518,389
Common Stock	217,685	–	–	217,685
Corporate Obligations	–	98,156	–	98,156
Mortgage-Backed Securities	–	68,549	–	68,549
U.S. Government Agency Obligations	–	52,566	–	52,566
Asset-Backed Securities	–	19,639	–	19,639
Sovereign Debt	–	12,811	–	12,811
Rights	29	–	–	29

Total Investments in Securities	217,714	770,110	–	987,824

Securities Sold Short
Common Stock	(103,749)	–	–	(103,749)
Rights	(2)	–	–	(2)

Total Securities Sold Short	(103,751)	–	–	(103,751)

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Purchased Options	535	–	–	535
Written Options	(270)	–	–	(270)
Purchased Swaptions	–	500	–	500
Written Swaptions	–	(188)	–	(188)
Futures Contracts*
Unrealized Appreciation	4,711	–	–	4,711
Unrealized Depreciation	(9,856)	–	–	(9,856)
Forwards Contracts*
Unrealized Appreciation	–	73	–	73
Unrealized Depreciation	–	(244)	–	(244)
Centrally Cleared Swaps
Credit Default Swaps*
Unrealized Appreciation	–	40	–	40
Unrealized Depreciation	–	(1,967)	–	(1,967)
Interest Rate Swaps*
Unrealized Appreciation	–	1,795	–	1,795
Unrealized Depreciation	–	(5,325)	–	(5,325)
OTC Swaps
Credit Default Swaps*
Unrealized Appreciation	–	853	–	853
Unrealized Depreciation	–	(5,330)	–	(5,330)
Total Return Swaps*
Unrealized Appreciation	–	91	–	91
Reverse Repurchase Agreements	–	(239,243)	–	(239,243)

Total Other Financial Instruments	(4,880)	(248,945)	–	(253,825)

* Futures contracts, forwards contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended May 31, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

364	SEI Institutional Investments Trust / Annual Report / May 31, 2020

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STATEMENTS OF ASSETS AND LIABILITIES ($ Thousands)

May 31, 2020

	Large Cap Fund	Large Cap Disciplined Equity Fund
Assets:
Investments, at value †	$916,288*	$1,346,580*
Affiliated investments, at value ††	40,837	59,737
Cash and cash equivalents	–	–
Cash pledged as collateral on futures contracts	558	2,748
Receivable for fund shares sold	11,125	2,669
Receivable for investment securities sold	4,801	23,209
Dividends and interest receivable	2,113	2,633
Foreign tax reclaim receivable	21	4
Receivable for variation margin	14	29
Prepaid expenses	6	10
Total Assets	975,763	1,437,619
Liabilities:
Payable upon return on securities loaned	28,639	22,573
Payable for investment securities purchased	3,882	9,023
Payable for fund shares redeemed	2,001	25,720
Payable for variation margin	2	–
Payable to custodian	–	–
Foreign currency payable to custodian, at value †††	–	–
Investment advisory fees payable	120	182
Trustees fees payable	5	8
CCO fees payable	2	3
Accrued expense payable	26	41
Total Liabilities	34,677	57,550
Net Assets	$941,086	$1,380,069
† Cost of investments	$764,988	$1,092,699
†† Cost of affiliated investments	40,826	59,733
††† Cost of foreign currency	–	–
* Includes market value of securities on loan	27,635	21,852
Net Assets:
Paid-in Capital — (unlimited authorization — no par value)	$785,839	$1,166,137
Total distributable earnings (loss)	155,247	213,932
Net Assets	$941,086	$1,380,069
Net Asset Value, Offering and Redemption Price Per Share — Class A	$13.95	$9.71
	($941,085,979 ÷	($1,380,069,317 ÷
	67,466,720 shares)	142,191,217 shares)

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

366	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Large Cap Index Fund	S&P 500 Index Fund	Extended Market Index Fund	Small Cap Fund		Small Cap II Fund	Small/Mid Cap Equity Fund	U.S. Equity Factor Allocation Fund

$ 1,739,693*	$4,192,647*	$1,173,355*	$225,032*		$304,263*	$842,374*	$734,987
34,509	115,887	156,890	22,201		49,633	189,993	15,622
16	40	–	1		–	1,133	3,392
906	6,744	453	–		–	1,328	1,492
2,817	41,025	10,714	128		346	1,144	286
467	14,254	1,830	2,560		1,401	2,961	–
2,937	7,608	846	178		284	908	1,511
–	17	–	–		–	–	8
13	110	–	–		–	–	21
10	26	7	1		2	6	4
1,781,368	4,378,358	1,344,095	250,101		355,929	1,039,847	757,323

27,279	49,583	154,986	19,349		40,664	140,755	–
363	1,966	–	1,157		2,152	9,196	–
2,958	48,425	12,054	607		46	10,442	1,099
6	–	39	–		–	120	–
–	–	153	–		–	–	–
–	–	2	–		–	–	–
14	35	29	80		105	278	–
10	24	6	1		2	5	4
4	10	3	1		1	2	2
270	695	159	6		9	27	23
30,904	100,738	167,431	21,201		42,979	160,825	1,128
$ 1,750,464	$4,277,620	$1,176,664	$228,900		$312,950	$879,022	$756,195
$ 710,215	$2,648,940	$1,010,491	$226,355		$294,287	$810,657	$678,433
34,250	115,872	156,330	22,193		49,614	189,940	15,622
–	–	(2)	–		–	–	–
26,859	47,805	153,105	18,751		39,801	136,369	–

$ 710,142	$2,701,411	$1,006,442	$236,010		$341,552	$858,646	$706,625
1,040,322	1,576,209	170,222	(7,110)		(28,602)	20,376	49,570
$ 1,750,464	$4,277,620	$1,176,664	$228,900		$312,950	$879,022	$756,195
$163.61	$16.13	$14.47	$11.91		$8.95	$9.23	$10.67
($1,750,463,558 ÷	($4,277,620,486 ÷	($1,176,663,977 ÷	($228,899,715 ÷		($312,950,115 ÷	($879,021,752 ÷	($756,195,294 ÷
10,698,823 shares)	265,216,215 shares)	81,314,492 shares)	19,213,451 shares	)	34,949,867 shares)	95,215,272 shares)	70,865,638 shares)

SEI Institutional Investments Trust / Annual Report / May 31, 2020	367

STATEMENTS OF ASSETS AND LIABILITIES ($ Thousands)

May 31, 2020

	U.S. Managed Volatility Fund		Global Managed Volatility Fund
Assets:
Investments, at value †	$1,188,888	*	$2,670,279
Affiliated investments, at value ††	58,886		36,578
Repurchase agreements†	–		–
Cash and cash equivalents	5		4,320
Cash pledged as collateral on swap contracts	–		–
Cash pledged as collateral on futures contracts	2,160		2,603
Cash pledged as collateral on forward foreign currency contracts	–		–
Foreign currency, at value †††	174		7,107
Receivable for fund shares sold	5,418		14,751
Dividends and interest receivable	3,444		9,155
Receivable for variation margin	24		26
Foreign tax reclaim receivable	3		4,048
Receivable for investment securities sold	–		209
Unrealized gain on forward foreign currency contracts	–		22
Unrealized gain on foreign spot currency contracts	–		–
Options purchased, at value †††††	–		–
Swaptions purchased, at value ††††† †	–		–
Due from broker	–		–
Prepaid expenses	7		16
Total Assets	1,259,009		2,749,114
Liabilities:
Payable upon return on securities loaned	19,820		–
Payable for fund shares redeemed	22,284		4,600
Payable for investment securities purchased	–		–
Income distribution payable	–		–
Options written, at value †††††	–		–
Payable for variation margin	–		172
Unrealized loss on foreign currency spot contracts	–		–
Unrealized loss on forward foreign currency contracts	–		4,910
Investment advisory fees payable	181		492
Trustees fees payable	7		15
CCO fees payable	3		7
Unfunded bank loans	–		–
Accrued expense payable	34		93
Accrued foreign capital gains tax on appreciated securities	–		–
Total Liabilities	42,329		10,289
Net Assets	$1,216,680		$2,738,825
† Cost of investments	$1,036,720		$2,671,048
†† Cost of affiliated investments	58,881		36,578
††† Cost of foreign currency	171		7,040
††††† Cost (Premiums received)	–		–
†††††† Cost (Premiums received)	–		–
* Includes market value of securities on loan	20,402		–
Net Assets:
Paid-in Capital — (unlimited authorization — no par value)	$1,090,397		$2,729,920
Total distributable earnings (loss)	126,283		8,905
Net Assets	$1,216,680		$2,738,825
Net Asset Value, Offering and Redemption Price Per Share — Class A	$12.17		$10.88
	($1,216,679,793 ÷		($2,738,824,779 ÷
	99,967,525 shares)		251,633,603 shares)

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

368	SEI Institutional Investments Trust / Annual Report / May 31, 2020

World Equity Ex-US Fund	Screened World Equity Ex-US Fund	World Select Equity Fund	Emerging Markets Equity Fund	Opportunistic Income Fund	Core Fixed Income Fund	High Yield Bond Fund

$ 7,736,341*	$ 96,494	$ 438,756	$ 965,533	$ 940,615	$ 7,534,196	$ 2,240,369
229,403	1,456	3,966	18,307	62,317	360,500	40,088
–	–	–	–	1,800	–	–
216,146	2,492	8,703	16,625	2,539	911	379
–	–	–	–	–	11,490	788
20,533	211	13,497	2,635	90	25	–
2,790	–	5,800	–	–	–	–
24,921	233	591	3,711	–	1,489	2
23,426	5	–	3,828	3,017	36,188	5,024
18,749	228	1,868	2,038	2,628	30,956	33,019
–	–	589	352	10	4,158	3
16,731	225	887	23	12	495	119
19,904	74	30,756	2,896	33,651	788,152	26,608
1,650	–	1,617	–	–	512	–
27	–	439	–	–	–	–
–	–	92	–	–	467	–
–	–	–	–	–	2	–
–	–	–	–	–	2,228	–
49	1	3	6	7	43	15
8,310,670	101,419	507,564	1,015,954	1,046,686	8,771,812	2,346,414

73,189	–	–	–	–	–	–
75,596	6	25,031	4,468	21,348	22,514	12,683
37,200	156	3,492	1,502	49,585	1,267,071	32,479
–	–	–	–	–	708	338
–	–	–	–	–	798	–
2,568	22	799	–	17	3,632	–
43	–	344	2	–	–	–
4,398	27	1,341	–	–	596	–
1,936	21	122	458	184	598	508
45	1	3	6	6	42	13
20	–	1	3	2	19	6
–	–	–	–	48	–	–
361	19	90	221	30	204	66
–	–	45	531	–	–	–
195,356	252	31,268	7,191	71,220	1,296,182	46,093
$ 8,115,314	$ 101,167	$ 476,296	$ 1,008,763	$ 975,466	$ 7,475,630	$ 2,300,321
$ 6,965,583	$ 86,201	$ 462,616	$ 922,174	$ 978,285	$ 7,262,349	$ 2,447,866
229,360	1,456	3,966	18,307	62,317	360,500	40,088
24,836	232	592	3,727	–	1,410	–
–	–	68	–	–	(671)	–
–	–	–	–	–	(631)	–
69,779	–	–	–	–	–	–

$ 7,564,665	$ 97,992	$ 575,457	$ 1,051,143	$ 1,034,769	$ 7,018,622	$ 2,767,988
550,649	3,175	(99,161)	(42,380)	(59,303)	457,008	(467,667)
$ 8,115,314	$ 101,167	$ 476,296	$ 1,008,763	$ 975,466	$ 7,475,630	$ 2,300,321
$11.67	$10.05	$8.69	$8.37	$7.87	$10.96	$7.74
($8,115,313,746 ÷	($101,167,179 ÷	($476,295,880 ÷	($1,008,762,607 ÷	($975,466,133 ÷	($7,475,630,434 ÷	($2,300,321,287 ÷
695,273,716 shares)	10,066,527 shares)	54,811,733 shares)	120,582,071 shares)	123,970,462 shares)	682,232,793 shares)	297,323,690 shares)

SEI Institutional Investments Trust / Annual Report / May 31, 2020	369

STATEMENTS OF ASSETS AND LIABILITIES / CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

($ Thousands)

May 31, 2020

	Long Duration Fund	Long Duration Credit Fund
Assets:
Investments, at value †	$1,284,753	$4,037,537
Affiliated investments, at value ††	9,303	24,757
Repurchase agreements†	–	–
Cash and cash equivalents	58	159
Deposits from counterparty	–	–
Restricted cash	–	–
Cash pledged as collateral on swap contracts	–	–
Cash pledged as collateral on futures contracts	583	560
Foreign currency, at value †††	–	–
Receivable for fund shares sold	–	358
Dividends and interest receivable	9,952	36,742
Receivable for investment securities sold	5,017	4,881
Receivable for variation margin	979	729
Foreign tax reclaim receivable	48	699
Unrealized gain on forward foreign currency contracts	–	–
Unrealized gain on foreign spot currency contracts	–	–
Swap contracts, at value ††††	–	–
Options purchased, at value †††††	–	–
Swaptions purchased, at value ††††† †	–	–
Prepaid expenses	8	24
Total Assets	1,310,701	4,106,446
Liabilities:
Payable for investment securities purchased	11,897	9,175
Payable for variation margin	443	804
Payable for fund shares redeemed	438	28,976
Payable for securities sold short@	–	–
Income distribution payable	–	–
Swap contracts, at value ††††	–	–
Options written, at value †††††	–	–
Swaptions written, at value ††††† †	–	–
Reverse repurchase agreements	–	–
Payable to custodian	–	–
Deposits due to counterparty	–	–
Unrealized loss on foreign currency spot contracts	–	–
Unrealized loss on forward foreign currency contracts	–	–
Investment advisory fees payable	140	442
Trustees fees payable	7	23
CCO fees payable	3	10
Accrued expense payable	40	118
Total Liabilities	12,968	39,548
Net Assets	$1,297,733	$4,066,898
† Cost of investments	$1,106,173	$3,493,280
†† Cost of affiliated investments	9,303	24,757
††† Cost of foreign currency	–	–
†††† Cost (Premiums received)	–	–
††††† Cost (Premiums received)	–	–
†††††† Cost (Premiums received)	–	–
@Proceeds from securities sold short	–	–
Net Assets:
Paid-in Capital — (unlimited authorization — no par value)	$1,061,858	$3,416,330
Total distributable earnings (loss)	235,875	650,568
Net Assets	$1,297,733	$4,066,898
Net Asset Value, Offering and Redemption Price Per Share — Class A	$9.57	$11.90
	($1,297,732,825 ÷	($4,066,898,302 ÷
	135,651,235 shares)	341,666,928 shares)

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

370	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Ultra Short Duration Bond Fund	Emerging Markets Debt Fund	Real Return Fund	Limited Duration Bond Fund	Intermediate Duration Credit Fund	Dynamic Asset Allocation Fund	Multi-Asset Real Return Fund

$542,769	$1,972,252	$294,805	$1,295,862	$3,241,222	$1,540,216	$987,824
36,670	–	–	23,060	63,112	–	–
28,200	–	–	–	–	–	–
–	65,280	592	–	155	137,611	101,630
–	1,507	–	–	–	–	–
–	–	–	–	–	–	2,170
–	9,228	–	–	–	–	4,398
99	3,639	–	–	–	11,100	11,182
–	13,794	–	–	–	–	54
20,668	3,945	1,525	20,811	30,399	4,570	2,591
1,348	33,251	372	3,915	23,030	2,815	2,657
24	78,635	–	17,328	22,661	15,119	747
19	339	–	–	70	235	2,011
27	–	–	64	–	47	21
–	16,308	–	–	–	250	73
–	415	–	–	–	–	–
–	4,988	–	–	–	17,846	1,273
–	29	–	–	–	2,039	535
–	–	–	–	–	11,124	500
3	12	2	8	17	12	5
629,827	2,203,622	297,296	1,361,048	3,380,666	1,742,984	1,117,671

35,459	99,432	–	44,333	56,807	752	2,946
17	246	–	43	119	–	1,273
12,832	15,243	48	31,787	19	19,338	6,237
–	–	–	–	–	–	103,751
13	–	–	32	–	–	–
–	2,161	–	–	–	–	7,778
–	–	–	–	–	–	270
–	–	–	–	–	–	188
–	–	–	–	–	–	239,243
486	408	–	10	–	–	–
–	–	–	–	–	–	1,303
–	35	–	–	–	–	3
–	21,096	–	–	–	43	244
41	616	–	98	357	86	115
3	11	2	7	19	10	4
1	5	1	3	8	4	2
13	223	8	38	89	47	123
48,865	139,476	59	76,351	57,418	20,280	363,480
$580,962	$2,064,146	$297,237	$1,284,697	$3,323,248	$1,722,704	$754,191
$571,083	$2,108,760	$288,861	$1,281,442	$3,009,255	$729,894	$944,672
36,670	–	–	23,060	63,112	–	–
–	13,774	–	–	–	–	55
–	139	–	–	–	–	(2,119)
–	376	–	–	–	3,912	364
–	–	–	–	–	6,951	106
–	–	–	–	–	–	97,596

$585,066	$2,296,827	$298,175	$1,264,686	$3,053,336	$750,365	$929,502
(4,104)	(232,681)	(938)	20,011	269,912	972,339	(175,311)
$580,962	$2,064,146	$297,237	$1,284,697	$3,323,248	$1,722,704	$754,191
$9.99	$9.37	$9.68	$10.13	$10.88	$19.41	$7.36
($580,961,667 ÷	($2,064,146,390 ÷	($297,237,056 ÷	($1,284,697,067 ÷	($3,323,247,798 ÷	($1,722,703,577 ÷	($754,190,734 ÷
58,180,052 shares)	220,216,006 shares)	30,713,160 shares)	126,774,797 shares)	305,422,778 shares)	88,771,552 shares)	102,494,515 shares)

SEI Institutional Investments Trust / Annual Report / May 31, 2020	371

STATEMENTS OF OPERATIONS ($ Thousands)

For the year ended May 31, 2020

	Large Cap Fund	Large Cap Disciplined Equity Fund
Investment Income:
Dividends	$22,118	$33,857
Income from affiliated investments(1)	387	887
Interest income	5	17
Security lending income — net(1)(2)	125	–
Less: foreign taxes withheld	(172)	(131)
Total Investment Income	22,463	34,630
Expenses:
Investment advisory fees	4,094	6,908
Administration fees	512	864
Trustees’ fees	21	28
Chief compliance officer fees	5	9
Custodian/wire agent fees	41	67
Professional fees	38	61
Registration fees	16	28
Printing fees	7	11
Licensing fees	–	–
Other expenses	64	109
Total Expenses	4,798	8,085
Less:
Waiver of investment advisory fees	(2,456)	(4,145)
Waiver of administration fees	(512)	(864)
Fees paid indirectly(1)	–	–
Net Expenses	1,830	3,076
Net Investment Income	20,633	31,554
Net Realized Gain (Loss) on:
Investments	46,200	67,865
Affiliated investments	1	1
Futures contracts	839	2,799
Foreign forward currency contracts	–	–
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	6,281	68,779
Affiliated investments	10	7
Futures contracts	358	534
Foreign currency translation of other assets and liabilities denominated in foreign currencies	–	2
Foreign forward currency contracts	–	–
Net Increase (Decrease) in Net Assets Resulting from Operations	$74,322	$171,541

(1) See Note 6 in the Notes to Financial Statements.

(2) Income is from the investment of collateral in an affiliated security.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

372	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Large Cap Index Fund	S&P 500 Index Fund	Extended Market Index Fund	Small Cap Fund	Small Cap II Fund	Small/Mid Cap Equity Fund	U.S. Equity Factor Allocation Fund

$30,998	$85,484	$14,487	$3,813	$4,044	$16,126	$15,926
379	1,453	253	111	182	683	85
16	14	10	1	–	1	46
72	56	895	89	225	705	–
(9)	(32)	(9)	(3)	(12)	(42)	–
31,456	86,975	15,636	4,011	4,439	17,473	16,057

825	1,314	1,337	1,622	2,123	6,902	1,963
825	2,191	557	125	163	531	393
34	91	23	5	7	22	16
9	26	6	1	2	6	4
70	179	46	10	13	44	20
63	158	41	9	12	37	29
21	52	12	4	5	16	9
12	31	8	2	2	7	5
–	909	–	–	–	–	–
208	273	168	16	20	68	50
2,067	5,224	2,198	1,794	2,347	7,633	2,489

(660)	(876)	(1,003)	(549)	(751)	(2,761)	(1,963)
(825)	(2,191)	(557)	(125)	(163)	(531)	(393)
–	–	–	–	(1)	–	–
582	2,157	638	1,120	1,432	4,341	133
30,874	84,818	14,998	2,891	3,007	13,132	15,924

133,937	89,426	40,761	5,879	(20,037)	31,536	794
3	3	6	1	–	2	–
818	(4,910)	(825)	(103)	648	504	1,712
–	–	–	–	–	–	–

51,473	419,687	(4,399)	(19,080)	6,124	(23,019)	45,254
38	21	197	8	19	57	–
2,262	13,767	1,675	56	31	360	3,060
–	–	–	–	–	–	–
–	–	–	–	–	–	–
$219,405	$602,812	$52,413	$(10,348)	$(10,208)	$22,572	$66,744

SEI Institutional Investments Trust / Annual Report / May 31, 2020	373

STATEMENTS OF OPERATIONS ($ Thousands)

For the year ended May 31, 2020

	U.S. Managed Volatility Fund		Global Managed Volatility Fund	World Equity Ex-US Fund
Investment Income:
Dividends	$33,172	$	78,577	$185,695
Income from affiliated investments(1)	491		923	2,903
Interest income	12		172	2,840
Security lending income — net(1)(2)	6		–	3,723
Less: foreign taxes withheld	(248)		(4,513)	(16,733)
Total Investment Income	33,433		75,159	178,428
Expenses:
Investment advisory fees	8,128		17,422	46,717
Administration fees	625		1,340	4,247
Trustees’ fees	26		55	176
Chief compliance officer fees	7		16	48
Custodian/wire agent fees	50		178	854
Professional fees	46		100	311
Registration fees	16		32	107
Printing fees	9		20	59
Other expenses	77		165	534
Total Expenses	8,984		19,328	53,053
Less:
Waiver of investment advisory fees	(5,877)		(11,525)	(22,600)
Waiver of administration fees	(625)		(1,340)	(4,247)
Fees paid indirectly(1)	–		–	(80)
Net Expenses	2,482		6,463	26,126
Net Investment Income	30,951		68,696	152,302
Net Realized Gain (Loss) on:
Investments	(6,063)		(9,925)	(107,329)
Affiliated investments	–		–	37
Futures contracts	(1,449)		4,501	(1,743)
Foreign currency transactions	19		288	(1,991)
Foreign forward currency contracts	(8)		15,008	4,554
Purchased and written options	–		–	–
Purchased and written swaptions	–		–	–
Swap contracts	–		–	–
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(23,414)		(92,818)	(11,873)
Affiliated investments	5		–	26
Futures contracts	992		2,901	8,373
Purchased and written options	–		–	–
Purchased and written swaptions	–		–	–
Swap contracts	–		–	–
Foreign capital gains tax on appreciated securities	–		–	223
Foreign currency translation of other assets and liabilities denominated in foreign currencies	9		234	328
Foreign forward currency contracts	–		(3,874)	(3,889)
Net Increase (Decrease) in Net Assets Resulting from Operations	$1,042		$(14,989)	$39,018

(1) See Note 6 in the Notes to Financial Statements.

(2) Income is from the investment of collateral in an affiliated security.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

374	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Screened World Equity Ex-US Fund	World Select Equity Fund	Emerging Markets Equity Fund	Opportunistic Income Fund	Core Fixed Income Fund	High Yield Bond Fund

$2,479	$17,362	$26,580	$–	$–	$1,799
22	141	468	492	3,146	1,231
10	123	284	47,291	210,548	167,726
–	–	–	–	–	–
(238)	(1,248)	(2,452)	–	–	(15)
2,273	16,378	24,880	47,783	213,694	170,741

668	3,507	11,143	5,327	22,204	12,323
51	319	531	592	3,471	1,264
2	13	22	24	151	51
1	3	6	6	43	14
94	442	784	47	317	102
4	23	40	44	285	93
1	12	13	18	85	34
1	3	7	8	55	17
5	52	84	74	445	157
827	4,374	12,630	6,140	27,056	14,055

(415)	(1,685)	(5,377)	(2,745)	(14,803)	(5,498)
(51)	(319)	(531)	(592)	(3,471)	(1,264)
–	–	–	–	–	–
361	2,370	6,722	2,803	8,782	7,293
1,912	14,008	18,158	44,980	204,912	163,448

(4,601)	(50,386)	(48,706)	(8,733)	335,184	(59,413)
–	–	–	–	–	–
(202)	7,167	1,595	(1,376)	98,852	–
(23)	3,588	(634)	(8)	(95)	(7)
3	(1,577)	–	–	(6,044)	–
–	(3,003)	–	–	5,543	–
–	–	–	–	29	–
–	–	–	–	(37,153)	(2,841)

3,661	32,145	(24,029)	(38,776)	110,987	(177,183)
–	–	–	–	–	–
78	(2,077)	1,462	175	(8,153)	–
–	80	–	–	(468)	–
–	–	–	–	633	–
–	–	–	–	(8,681)	(364)
–	–	(110)	–	–	–
–	(44)	(26)	6	93	3
(27)	1,092	–	–	324	–
$801	$993	$(52,290)	$(3,732)	$695,963	$(76,357)

SEI Institutional Investments Trust / Annual Report / May 31, 2020	375

STATEMENTS OF OPERATIONS / CONSOLIDATED STATEMENTS OF OPERATIONS ($ Thousands)

For the year ended May 31, 2020

	Long Duration Fund	Long Duration Credit Fund	Ultra Short Duration Bond Fund
Investment Income:
Dividends	$–	$–	$–
Income from affiliated investments(1)	258	620	48
Interest income	50,439	147,179	12,107
Less: foreign taxes withheld	(10)	–	–
Total Investment Income	50,687	147,799	12,155
Expenses:
Investment advisory fees	4,237	12,388	697
Administration fees	706	2,065	232
Trustees’ fees	28	83	9
Chief compliance officer fees	8	23	3
Professional fees	53	158	18
Custodian/wire agent fees	53	170	19
Registration fees	19	48	6
Printing fees	11	31	3
Interest expense on reverse repurchase agreements	–	–	–
Dividend expense on securities sold short	–	–	–
Other expenses	85	253	28
Total Expenses	5,200	15,219	1,015
Less:
Waiver of investment advisory fees	(2,401)	(7,020)	(232)
Waiver of administration fees	(706)	(2,065)	(232)
Net Expenses	2,093	6,134	551
Net Investment Income	48,594	141,665	11,604
Net Realized Gain (Loss) on:
Investments	136,568	174,031	604
Securities sold short	–	–	–
Futures contracts	14,130	7,194	223
Foreign currency transactions	–	–	–
Foreign forward currency contracts	–	–	–
Purchased and written options	–	–	–
Swap contracts	–	–	–
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	66,968	358,623	(1,485)
Securities sold short	–	–	–
Futures contracts	(2,610)	889	18
Purchased and written options	–	–	–
Purchased and written swaptions	–	–	–
Swap contracts	–	–	–
Foreign currency translation of other assets and liabilities denominated in foreign currencies	–	–	–
Foreign forward currency contracts	–	–	–
Net Increase (Decrease) in Net Assets Resulting from Operations	$263,650	$682,402	$10,964

(1) See Note 6 in the Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

376	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Emerging Markets Debt Fund	Real Return Fund	Limited Duration Bond Fund	Intermediate Duration Credit Fund	Dynamic Asset Allocation Fund	Multi-Asset Real Return Fund

$–	$–	$–	$–	$38,562	$6,842
–	–	397	679	–	–
126,778	5,789	33,586	96,803	332	21,012
(1,997)	–	–	–	(631)	–
124,781	5,789	33,983	97,482	38,263	27,854

18,719	652	3,466	7,731	12,048	4,890
1,101	148	693	1,546	1,004	445
45	6	28	63	41	18
12	2	7	18	11	5
82	12	53	121	75	36
829	6	56	127	44	33
28	3	18	37	30	11
16	2	10	23	13	6
–	–	–	–	–	3,632
–	–	–	–	–	2,385
163	19	85	186	130	62
20,995	850	4,416	9,852	13,396	11,523

(10,642)	(652)	(2,218)	(3,711)	(10,843)	(3,290)
(1,101)	(148)	(693)	(1,546)	(1,004)	(445)
9,252	50	1,505	4,595	1,549	7,788
115,529	5,739	32,478	92,887	36,714	20,066

8,985	(390)	12,488	74,996	364,322	(20,676)
–	–	–	–	–	(10,737)
(445)	–	1,728	(1,260)	(53,068)	(31,720)
(59,096)	–	–	–	388	(1,481)
(12,806)	–	–	–	15,469	1,521
–	–	–	–	(91)	(81)
4,133	–	–	–	(6,129)	3,805
(39,315)	4,459	8,145	159,388	(142,088)	19,447
–	–	–	–	–	(7,482)
3,427	–	(512)	179	22,725	873
(347)	–	–	–	(1,873)	(250)
–	–	–	–	1,937	206
856	–	–	–	20,814	(8,283)
(1,214)	–	–	–	–	6
(1,294)	–	–	–	(12,148)	(264)
$18,413	$9,808	$54,327	$326,190	$246,972	$(35,050)

SEI Institutional Investments Trust / Annual Report / May 31, 2020	377

STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands)

For the years ended May 31,

	Large Cap Fund		Large Cap Disciplined Equity Fund
	06/01/19 to 05/31/20	06/01/18 to 05/31/19	06/01/19 to 05/31/20	06/01/18 to 05/31/19
Operations:
Net investment income	$20,633	$25,120	$31,554	$46,425
Net realized gain (loss) from investments, securities sold short, futures contracts, options, swaptions and swap contracts	47,040	138,009	70,665	269,448
Net realized loss on foreign currency transactions and forward currency contracts	—	—	—	(48)
Net change in unrealized appreciation (depreciation) on investments, securities sold short, futures contracts, options and swap contracts	6,649	(135,328)	69,320	(288,969)
Net change in unrealized appreciation (depreciation) on foreign currency transactions and foreign forward currency contracts	—	—	2	(1)
Net Increase (Decrease) in Net Assets Resulting from Operations	74,322	27,801	171,541	26,855
Distributions:
Class A	(110,934)	(298,894)	(216,133)	(568,095)
Total Distributions	(110,934)	(298,894)	(216,133)	(568,095)
Capital Share Transactions:(1)
Class A:
Proceeds from shares issued	118,737	190,034	107,747	227,198
Reinvestment of dividends & distributions	110,081	294,237	210,412	556,494
Cost of shares redeemed	(341,250)	(491,440)	(896,549)	(1,273,358)
Net Increase (Decrease) from Class A Transactions	(112,432)	(7,169)	(578,390)	(489,666)
Net Increase (Decrease) in Net Assets	(149,044)	(278,262)	(622,982)	(1,030,906)
Net Assets
Beginning of Year or Period	1,090,130	1,368,392	2,003,051	3,033,957
End of Year or Period	$941,086	$1,090,130	$1,380,069	$2,003,051

(1)	See Note 7 in the Notes to Financial Statements for additional information.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

378	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Large Cap Index Fund				S&P 500 Index Fund				Extended Market Index Fund				Small Cap Fund				Small Cap II Fund
06/01/19 to 05/31/20		06/01/18 to 05/31/19		06/01/19 to 05/31/20		06/01/18 to 05/31/19		06/01/19 to 05/31/20		06/01/18 to 05/31/19		06/01/19 to 05/31/20		06/01/18 to 05/31/19		06/01/19 to 05/31/20		06/01/18 to 05/31/19

$30,874	$	40,203	$	84,818	$	91,478	$	14,998	$	14,745	$	2,891	$	3,526	$	3,007	$	2,924

134,758		209,358		84,519		97,650		39,942		31,506		5,777		26,979		(19,389)		31,597
—		—		—		—		—		—		—		—		—		—

53,773		(185,586)		433,475		(36,679)		(2,527)		(79,351)		(19,016)		(54,821)		6,174		(64,974)

—		—		—		—		—		—		—		—		—		—
219,405		63,975		602,812		152,449		52,413		(33,100)		(10,348)		(24,316)		(10,208)		(30,453)

(279,415)		(282,875)		(148,745)		(179,565)		(47,496)		(52,969)		(15,719)		(62,204)		(17,082)		(70,490)
(279,415)		(282,875)		(148,745)		(179,565)		(47,496)		(52,969)		(15,719)		(62,204)		(17,082)		(70,490)

409,306		230,861		1,564,221		730,147		443,373		226,995		40,161		41,054		67,651		38,687
270,466		276,634		145,170		175,363		46,311		51,653		14,930		60,568		16,795		69,933
(505,335)		(642,175)		(1,861,520)		(1,160,884)		(255,773)		(250,878)		(67,136)		(123,697)		(81,319)		(112,849)
174,437		(134,680)		(152,129)		(255,374)		233,911		27,770		(12,045)		(22,075)		3,127		(4,229)
114,427		(353,580)		301,938		(282,490)		238,828		(58,299)		(38,112)		(108,595)		(24,163)		(105,172)

1,636,037		1,989,617		3,975,682		4,258,172		937,836		996,135		267,012		375,607		337,113		442,285
$1,750,464	$	1,636,037	$	4,277,620	$	3,975,682	$	1,176,664	$	937,836	$	228,900	$	267,012	$	312,950	$	337,113

SEI Institutional Investments Trust / Annual Report / May 31, 2020	379

STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands)

For the years ended May 31,

	Small/Mid Cap Equity Fund		U.S. Equity Factor Allocation Fund		U.S. Managed Volatility Fund
	06/01/19 to 05/31/20	06/01/18 to 05/31/19	06/01/19 to 05/31/20	06/01/18 to 05/31/19	06/01/19 to 05/31/20	06/01/18 to 05/31/19
Operations:
Net investment income	$13,132	$16,686	$15,924	$12,549	$30,951	$33,332
Net realized gain (loss) from investments, securities sold short, futures contracts, options, swaptions and swap contracts	32,042	137,305	2,506	(13,932)	(7,512)	62,523
Net realized gain (loss) on foreign currency transactions and forward currency contracts	—	—	—	—	11	(37)
Net change in unrealized appreciation (depreciation) on investments, securities sold short, futures contracts, options and swap contracts	(22,602)	(242,167)	48,314	8,801	(22,417)	(1,448)
Net change in unrealized appreciation (depreciation) on foreign currency transactions and foreign forward currency contracts	—	—	—	—	9	(4)
Net change in foreign capital gains tax on appreciated securities	—	—	—	—	—	—
Net Increase (Decrease) in Net Assets Resulting from Operations	22,572	(88,176)	66,744	7,418	1,042	94,366
Distributions:
Class A	(77,127)	(244,007)	(17,282)	(9,556)	(80,536)	(198,964)
Total Distributions	(77,127)	(244,007)	(17,282)	(9,556)	(80,536)	(198,964)
Capital Share Transactions:
Class A:
Proceeds from shares issued	143,384	156,446	70,322	672,232	338,375	193,514
Reinvestment of dividends & distributions	75,572	240,805	16,547	8,956	78,150	194,425
Cost of shares redeemed	(463,911)	(483,364)	(253,316)	(61,420)	(301,924)	(389,215)
Net Increase (Decrease) from Class A Transactions	(244,955)	(86,113)	(166,447)	619,768	114,601	(1,276)
Net Increase (Decrease) in Net Assets	(299,510)	(418,296)	(116,985)	617,630	35,107	(105,874)
Net Assets
Beginning of Year or Period	1,178,532	1,596,828	873,180	255,550	1,181,573	1,287,447
End of Year or Period	$879,022	$1,178,532	$756,195	$873,180	$1,216,680	$1,181,573

(1)	See Note 7 in the Notes to Financial Statements for additional information.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

380	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Global Managed Volatility Fund		World Equity Ex-US Fund		Screened World Equity Ex-US Fund		World Select Equity Fund
06/01/19 to 05/31/20	06/01/18 to 05/31/19	06/01/19 to 05/31/20	06/01/18 to 05/31/19	06/01/19 to 05/31/20	06/01/18 to 05/31/19	06/01/19 to 05/31/20	06/01/18 to 05/31/19

$68,696	$66,719	$152,302	$186,161	$1,912	$2,408	$14,008	$24,834

(5,424)	50,912	(109,035)	(109,071)	(4,803)	(1,234)	(46,222)	(4,736)

15,296	28,387	2,563	(979)	(20)	(47)	2,011	3,076

(89,917)	(70,000)	(3,474)	(671,134)	3,739	(7,900)	30,148	(124,893)

(3,640)	(1,271)	(3,561)	(700)	(27)	3	1,048	461

—	—	223	—	—	—	—	—
(14,989)	74,747	39,018	(595,723)	801	(6,770)	993	(101,258)

(130,679)	(159,072)	(222,407)	(405,015)	(3,025)	(3,880)	(23,564)	(97,067)
(130,679)	(159,072)	(222,407)	(405,015)	(3,025)	(3,880)	(23,564)	(97,067)

754,519	687,183	1,256,886	1,686,023	9,100	14,429	62,075	79,145
126,013	156,801	216,678	396,443	1,716	2,316	23,564	97,067
(486,870)	(525,606)	(1,502,133)	(1,313,479)	(6,394)	(18,708)	(571,949)	(231,805)
393,662	318,378	(28,569)	768,987	4,422	(1,963)	(486,310)	(55,593)
247,994	234,053	(211,958)	(231,751)	2,198	(12,613)	(508,881)	(253,918)

2,490,831	2,256,778	8,327,272	8,559,023	98,969	111,582	985,177	1,239,095
$2,738,825	$2,490,831	$8,115,314	$8,327,272	$101,167	$98,969	$476,296	$985,177

SEI Institutional Investments Trust / Annual Report / May 31, 2020	381

STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands)

For the years ended May 31,

	Emerging Markets Equity Fund		Opportunistic Income Fund		Core Fixed Income Fund
	06/01/19 to 05/31/20	06/01/18 to 05/31/19	06/01/19 to 05/31/20	06/01/18 to 05/31/19	06/01/19 to 05/31/20	06/01/18 to 05/31/19
Operations:
Net investment income	$18,158	$19,161	$44,980	$67,296	$204,912	$215,238
Net realized gain (loss) from investments, securities sold short, futures contracts, options, swaptions and swap contracts	(47,111)	(34,648)	(10,109)	(5,476)	402,455	28,797
Net realized gain (loss) on foreign currency transactions and forward currency contracts	(634)	(413)	(8)	(11)	(6,139)	405
Net change in unrealized appreciation (depreciation) on investments,securities sold short, futures contracts, options, swaptions and swap contracts	(22,567)	(102,197)	(38,601)	(2,622)	94,318	191,638
Net change in unrealized appreciation (depreciation) on foreign currency transactions and foreign forward currency contracts	(26)	1	6	(4)	417	(1,840)
Net change in foreign capital gains tax on appreciated securities	(110)	626	—	—	—	—
Net Increase (Decrease) in Net Assets Resulting from Operations	(52,290)	(117,470)	(3,732)	59,183	695,963	434,238
Distributions:
Class A	(21,069)	(96,859)	(50,855)	(60,320)	(296,077)	(222,818)
Total Distributions	(21,069)	(96,859)	(50,855)	(60,320)	(296,077)	(222,818)
Capital Share Transactions:
Class A:
Proceeds from shares issued	267,987	205,947	106,467	137,059	1,712,793 †	1,200,405
Reinvestment of dividends & distributions	20,086	91,781	49,450	58,833	286,522	218,178
Cost of shares redeemed	(213,856)	(169,788)	(514,785)	(656,423)	(1,975,916)	(1,163,992)
Net Increase (Decrease) from Class A Transactions	74,217	127,940	(358,868)	(460,531)	23,399	254,591
Net Increase (Decrease) in Net Assets	858	(86,389)	(413,455)	(461,668)	423,285	466,011
Net Assets
Beginning of Year or Period	1,007,905	1,094,294	1,388,921	1,850,589	7,052,345	6,586,334
End of Year or Period	$1,008,763	$1,007,905	$975,466	$1,388,921	$7,475,630	$7,052,345

† Includes subscriptions as a result of an in-kind transfer of securities (see Note 11).

(1) See Note 7 in the Notes to Financial Statements for additional information.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

382	SEI Institutional Investments Trust / Annual Report / May 31, 2020

High Yield Bond Fund		Long Duration Fund		Long Duration Credit Fund		Ultra Short Duration Bond Fund
06/01/19 to 05/31/20	06/01/18 to 05/31/19	06/01/19 to 05/31/20	06/01/18 to 05/31/19	06/01/19 to 05/31/20	06/01/18 to 05/31/19	06/01/19 to 05/31/20	06/01/18 to 05/31/19

$ 163,448	$178,106	$48,594	$71,672	$141,665	$156,520	$11,604	$12,725

(62,254)	(34,916)	150,698	(188)	181,225	(52,733)	827	(258)

(7)	(13)	—	—	—	—	—	—

(177,547)	(1,111)	64,358	71,356	359,512	237,764	(1,467)	1,676

3	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—
(76,357)	142,066	263,650	142,840	682,402	341,551	10,964	14,143

(184,908)	(197,603)	(113,633)	(83,879)	(153,072)	(162,348)	(11,653)	(12,835)
(184,908)	(197,603)	(113,633)	(83,879)	(153,072)	(162,348)	(11,653)	(12,835)

316,490	272,396	81,546	384,971	403,108	604,892	284,602	179,104
180,534	193,449	113,613	81,257	153,024	161,203	11,573	12,767
(616,948)	(632,297)	(475,260)	(1,062,789)	(987,123)	(833,448)	(160,843)	(229,757)
(119,924)	(166,452)	(280,101)	(596,561)	(430,991)	(67,353)	135,332	(37,886)
(381,189)	(221,989)	(130,084)	(537,600)	98,339	111,850	134,643	(36,578)

2,681,510	2,903,499	1,427,817	1,965,417	3,968,559	3,856,709	446,319	482,897
$2,300,321	$2,681,510	$1,297,733	$1,427,817	$4,066,898	$3,968,559	$580,962	$446,319

SEI Institutional Investments Trust / Annual Report / May 31, 2020	383

STATEMENTS OF CHANGES IN NET ASSETS / CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

($ Thousands)

For the years ended May 31,

	Emerging Markets Debt Fund		Real Return Fund
	06/01/19 to 05/31/20	06/01/18 to 05/31/19	06/01/19 to 05/31/20	06/01/18 to 05/31/19
Operations:
Net investment income	$115,529	$136,854	$5,739	$5,439
Net realized gain (loss) from investments, securities sold short, futures contracts, options,swaptions and swap contracts	12,673	(53,613)	(390)	(1,028)
Net realized gain (loss) on foreign currency transactions and forward currency contracts	(71,902)	(82,157)	—	—
Net change in unrealized appreciation (depreciation) on investments, securities sold short,futures contracts, options and swap contracts	(35,379)	35,868	4,459	3,222
Net change in unrealized appreciation (depreciation) on foreign currency transactions and foreign forward currency contracts	(2,508)	1,336	—	—
Net Increase (Decrease) in Net Assets Resulting from Operations	18,413	38,288	9,808	7,633
Distributions:
Class A	(75,714)	(36,600)	(7,386)	(4,593)
Total Distributions	(75,714)	(36,600)	(7,386)	(4,593)
Capital Share Transactions:
Class A:
Proceeds from shares issued	313,438	384,983	97,438	151,446
Reinvestment of dividends & distributions	73,796	35,575	6,671	4,572
Cost of shares redeemed	(511,053)	(454,289)	(91,098)	(48,097)
Net Increase (Decrease) from Class A Transactions	(123,819)	(33,731)	13,011	107,921
Net Increase (Decrease) in Net Assets	(181,120)	(32,043)	15,433	110,961
Net Assets
Beginning of Year or Period	2,245,266	2,277,309	281,804	170,843
End of Year or Period	$2,064,146	$2,245,266	$297,237	$281,804

(1)	See Note 7 in the Notes to Financial Statements for additional information.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

384	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Limited Duration Bond Fund		Intermediate Duration Credit Fund		Dynamic Asset Allocation Fund		Multi-Asset Real Return Fund
06/01/19 to 05/31/20	06/01/18 to 05/31/19	06/01/19 to 05/31/20	06/01/18 to 05/31/19	06/01/19 to 05/31/20	06/01/18 to 05/31/19	06/01/19 to 05/31/20	06/01/18 to 05/31/19

$32,478	$39,214	$92,887	$92,727	$36,714	$48,587	$20,066	$21,749
14,216	(391)	73,736	(14,555)	305,034	26,088	(59,409)	(43,974)

—	—	—	—	15,857	6,229	40	590

7,633	14,973	159,567	121,576	(98,485)	(72,524)	4,511	21,872

—	—	—	—	(12,148)	13,040	(258)	(478)
54,327	53,796	326,190	199,748	246,972	21,420	(35,050)	(241)

(32,944)	(39,239)	(92,984)	(92,910)	(242,435)	(40,805)	(19,163)	(31,060)
(32,944)	(39,239)	(92,984)	(92,910)	(242,435)	(40,805)	(19,163)	(31,060)

287,161	388,978	509,067	844,728	198,962	169,372	142,862	142,578
32,164	38,477	92,935	91,963	234,959	39,502	18,449	28,948
(589,958)	(305,675)	(566,218)	(664,466)	(1,007,562)	(401,046)	(264,427)	(208,614)
(270,633)	121,780	35,784	272,225	(573,641)	(192,172)	(103,116)	(37,088)
(249,250)	136,337	268,990	379,063	(569,104)	(211,557)	(157,329)	(68,389)

1,533,947	1,397,610	3,054,258	2,675,195	2,291,808	2,503,365	911,520	979,909
$1,284,697	$1,533,947	$3,323,248	$3,054,258	$1,722,704	$2,291,808	$754,191	$911,520

SEI Institutional Investments Trust / Annual Report / May 31, 2020	385

CONSOLIDATED STATEMENT OF CASH FLOWS ($ Thousands)

For the year ended May 31, 2020

Multi-Asset Real Return Fund

Cash Flows from Operating Activities:

Net Decrease in Net Assets from Operations	$(35,050)

Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to Net Cash Provided by Operating Activities:

Purchase of investment securities	(1,022,157)

Proceeds from disposition of investment securities	1,120,378

Purchased options/swaptions and purchases to cover written options/swaptions	(804)

Proceeds from sale of options/swaptions and expired options/swaptions	488

Purchases to cover securities sold short	(63,734)

Proceeds from securities sold short	32,473

Amortization (Accretion of Market Discount)	(7,840)

Net Realized Gain (Loss) on:

Investments	20,676

Options/Swaptions	81

Securities sold short	10,737

Net Change in Unrealized (Appreciation) Depreciation on:

Investments	(19,447)

Options/Swaptions	44

Securities sold short	7,482

Changes in Assets:

Cash pledged as collateral on futures contracts	(4,267)

Cash pledged as collateral on swap contracts	(2,969)

Cash pledged as collateral on foreign forward currency contracts	280

Dividends and interest receivable	(17)

Receivable for investment securities sold	11,885

Receivable for variation margin	368

Unrealized gain on forward foreign currency contracts	165

Swap contracts, at value	(1,009)

Prepaid expenses	1

Changes in Liabilities:

Payable for investment securities purchased	(9,788)

Payable for variation margin	(3,216)

Swap contracts, at value	4,997

Unrealized gain on forward foreign currency contracts	99

Unrealized gain on spot currency contracts	3

Investment advisory fees payable	(25)

CCO fees payable	1

Due to broker	(103)

Accrued expenses payable	(443)

Net Cash Provided by Operating Activities	39,289

Cash Flows from Financing Activities

Reverse repurchase agreements	49,845

Proceeds from shares issued	150,690

Distributions from net investment income	(714)

Cost of shares redeemed	(264,060)

Net Cash Used in Financing Activities	(64,239)

Net Change in Cash, Restricted Cash, and Foreign Currency	(24,950)

Cash, Restricted Cash, and Foreign Currency at Beginning of Year	$128,804

Cash, Restricted Cash, and Foreign Currency at End of Year	$103,854

Supplemental Disclosure of Cash Flow Information

Interest paid	$3,632

The accompanying notes are an integral part of the financial statements.

386	SEI Institutional Investments Trust / Annual Report / May 31, 2020

FINANCIAL HIGHLIGHTS

For the years or period ended May 31,

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Large Cap Fund

Class A
2020	$14.73	$0.30	$0.66	$0.96	$ (0.29)	$ (1.45)	$(1.74)	$13.95	5.78%	$941,086	0.18%		0.18%		0.47%		2.02%	76%
2019	18.93	0.32	(0.28)	0.04	(0.31)	(3.93)	(4.24)	14.73	1.49	1,090,130	0.19		0.19		0.47		1.87	102
2018	20.42	0.33	2.63	2.96	(0.39)	(4.06)	(4.45)	18.93	15.00	1,368,392	0.20		0.20		0.47		1.64	68
2017	18.90	0.29	2.19	2.48	(0.25)	(0.71)	(0.96)	20.42	13.44	2,019,282	0.20		0.20		0.47		1.49	97
2016	22.89	0.33	(0.96)	(0.63)	(0.32)	(3.04)	(3.36)	18.90	(2.41)	2,086,522	0.20	(2)	0.20	(2)	0.47	(2)	1.60	73
Large Cap Disciplined Equity Fund

Class A
2020	$10.27	$0.19	$0.65	$0.84	$ (0.26)	$ (1.14)	$(1.40)	$9.71	7.23%	$1,380,069	0.18%		0.18%		0.47%		1.83%	139%
2019	13.58	0.22	(0.39)	(0.17)	(0.22)	(2.92)	(3.14)	10.27	(0.14)	2,003,051	0.19		0.19		0.47		1.80	125
2018	13.87	0.24	1.43	1.67	(0.25)	(1.71)	(1.96)	13.58	12.43	3,033,957	0.19		0.19		0.47		1.71	134
2017	12.57	0.23	1.75	1.98	(0.24)	(0.44)	(0.68)	13.87	16.23	3,715,731	0.19		0.19		0.47		1.74	104
2016	14.38	0.24	(0.14)	0.10	(0.25)	(1.66)	(1.91)	12.57	1.34	3,592,226	0.19	(2)	0.19	(2)	0.47	(2)	1.82	102
Large Cap Index Fund

Class A
2020	$173.92	$3.26	$19.13	$22.39	$ (3.34)	$ (29.36)	$(32.70)	$163.61	12.48%	$1,750,464	0.04%		0.04%		0.13%		1.87%	32%
2019	200.41	4.18	0.70	4.88	(4.27)	(27.10)	(31.37)	173.92	3.43	1,636,037	0.04		0.04		0.13		2.19	16
2018	182.82	3.63	22.56	26.19	(4.13)	(4.47)	(8.60)	200.41	14.53	1,989,617	0.03		0.03		0.12		1.87	16
2017	160.22	3.30	24.18	27.48	(2.83)	(2.05)	(4.88)	182.82	17.44	2,354,169	0.03		0.03		0.24		1.94	12
2016	169.36	3.26	(2.45)	0.81	(3.32)	(6.63)	(9.95)	160.22	0.76	2,061,670	0.03	(2)	0.03	(2)	0.25	(2)	2.06	18
S&P 500 Index Fund

Class A
2020	$14.78	$0.31	$1.57	$1.88	$ (0.31)	$ (0.22)	$(0.53)	$16.13	12.77%	$4,277,620	0.05%		0.05%		0.12%		1.94%	34%
2019	14.92	0.34	0.19	0.53	(0.34)	(0.33)	(0.67)	14.78	3.77	3,975,682	0.05		0.05		0.12		2.23	21
2018	13.39	0.28	1.62	1.90	(0.30)	(0.07)	(0.37)	14.92	14.36	4,258,172	0.05		0.05		0.12		1.92	25
2017	11.60	0.24	1.76	2.00	(0.21)	—	(0.21)	13.39	17.42	4,100,863	0.06		0.06		0.12		1.98	8
2016	11.69	0.24	(0.06)	0.18	(0.24)	(0.03)	(0.27)	11.60	1.66	3,384,560	0.05	(2)	0.05	(2)	0.12	(2)	2.11	13
Extended Market Index Fund

Class A
2020	$14.52	$0.20	$0.39	$0.59	$ (0.20)	$ (0.44)	$(0.64)	$14.47	3.88%	$1,176,664	0.06%		0.06%		0.20%		1.35%	56%
2019	15.94	0.23	(0.80)	(0.57)	(0.23)	(0.62)	(0.85)	14.52	(3.29)	937,836	0.06		0.06		0.20		1.51	46
2018	14.16	0.19	2.39	2.58	(0.21)	(0.59)	(0.80)	15.94	18.58	996,135	0.06		0.06		0.20		1.27	64
2017	12.30	0.19	2.13	2.32	(0.19)	(0.27)	(0.46)	14.16	19.03	917,907	0.06		0.06		0.19		1.43	20
2016	13.69	0.18	(0.98)	(0.80)	(0.18)	(0.41)	(0.59)	12.30	(5.66)	714,258	0.07	(2)	0.07	(2)	0.20	(2)	1.49	27
Small Cap Fund

Class A
2020	$13.66	$0.16	$(0.99)	$(0.83)	$ (0.19)	$ (0.73)	$(0.92)	$11.91	(7.04)%	$228,900	0.45%		0.45%		0.72%		1.16%	127%
2019	18.76	0.18	(1.81)	(1.63)	(0.16)	(3.31)	(3.47)	13.66	(7.71)	267,012	0.44		0.44		0.72		1.09	109
2018	17.83	0.12	2.64	2.76	(0.12)	(1.71)	(1.83)	18.76	16.30	375,607	0.43		0.43		0.72		0.68	115
2017	15.99	0.13	2.33	2.46	(0.15)	(0.47)	(0.62)	17.83	15.40	513,528	0.44		0.44		0.72		0.77	114
2016	19.06	0.17	(1.18)	(1.01)	(0.19)	(1.87)	(2.06)	15.99	(4.99)	502,222	0.46	(2)	0.46	(2)	0.72	(2)	0.99	115

†

Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.

(2)	The expense ratio includes proxy expenses outside the cap.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2020	387

FINANCIAL HIGHLIGHTS

For the years or period ended May 31,

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Small Cap II Fund

Class A
2020	$9.93	$0.09	$(0.54)	$(0.45)	$ (0.10)	$ (0.43)	$(0.53)	$8.95	(5.20)%	$312,950	0.44%	0.44%	0.72%	0.92%	136%
2019	13.22	0.09	(1.14)	(1.05)	(0.08)	(2.16)	(2.24)	9.93	(6.98)	337,113	0.43	0.43	0.72	0.73	129
2018	12.65	0.08	2.27	2.35	(0.08)	(1.70)	(1.78)	13.22	19.97	442,285	0.42	0.42	0.72	0.60	127
2017	11.14	0.07	1.52	1.59	(0.08)	—^	(0.08)	12.65	14.27	462,730	0.43	0.43	0.72	0.61	111
2016	12.95	0.08	(0.89)	(0.81)	(0.08)	(0.92)	(1.00)	11.14	(6.07)	455,742	0.45 (2)	0.45 (2)	0.72 (2)	0.70	134
Small/Mid Cap Equity Fund

Class A
2020	$10.27	$0.13	$(0.43)	$(0.30)	$ (0.11)	$ (0.63)	$(0.74)	$9.23	(3.80)%	$879,022	0.41%	0.41%	0.72%	1.24%	111%
2019	13.63	0.14	(1.17)	(1.03)	(0.10)	(2.23)	(2.33)	10.27	(6.58)	1,178,532	0.42	0.42	0.72	1.18	116
2018	13.19	0.10	1.97	2.07	(0.14)	(1.49)	(1.63)	13.63	16.52	1,596,828	0.42	0.42	0.72	0.76	107
2017	11.98	0.10	1.75	1.85	(0.11)	(0.53)	(0.64)	13.19	15.53	1,730,233	0.44	0.44	0.72	0.80	84
2016	14.89	0.12	(0.99)	(0.87)	(0.13)	(1.91)	(2.04)	11.98	(5.33)	1,642,784	0.46 (2)	0.46 (2)	0.72 (2)	0.93	104
U.S. Equity Factor Allocation Fund

Class A
2020	$10.18	$0.22	$0.51	$0.73	$ (0.24)	$ —	$(0.24)	$10.67	7.21%	$756,195	0.02%	0.02%	0.32%	2.03%	39%
2019	10.17	0.23	(0.05)	0.18	(0.17)	—	(0.17)	10.18	1.74	873,180	0.02	0.02	0.32	2.18	43
2018(3)	10.00	0.03	0.14	0.17	—	—	—	10.17	1.70	255,550	0.04	0.04	0.34	2.66	–
U.S. Managed Volatility Fund

Class A
2020	$13.01	$0.33	$(0.29)	$0.04	$ (0.31)	$ (0.57)	$(0.88)	$12.17	(0.31)%	$1,216,680	0.20%	0.20%	0.72%	2.48%	58%
2019	14.34	0.36	0.56	0.92	(0.36)	(1.89)	(2.25)	13.01	7.10	1,181,573	0.20	0.20	0.72	2.56	39
2018	14.83	0.34	0.82	1.16	(0.39)	(1.26)	(1.65)	14.34	7.81	1,287,447	0.23	0.23	0.72	2.31	58
2017	13.92	0.34	1.54	1.88	(0.30)	(0.67)	(0.97)	14.83	13.93	1,481,081	0.24	0.24	0.72	2.38	40
2016	14.64	0.34	0.13	0.47	(0.35)	(0.84)	(1.19)	13.92	3.71	1,524,568	0.24 (2)	0.24 (2)	0.72 (2)	2.47	62
Global Managed Volatility Fund

Class A
2020	$11.53	$0.30	$(0.35)	$(0.05)	$ (0.40)	$ (0.20)	$(0.60)	$10.88	(1.08)%	$2,738,825	0.24%	0.24%	0.72%	2.57%	47%
2019	12.05	0.35	(0.02)	0.33	(0.44)	(0.41)	(0.85)	11.53	3.14	2,490,831	0.24	0.24	0.72	2.88	42
2018	11.72	0.32	0.55	0.87	(0.27)	(0.27)	(0.54)	12.05	7.41	2,256,778	0.24	0.24	0.72	2.68	37
2017	10.78	0.31	1.10	1.41	(0.26)	(0.21)	(0.47)	11.72	13.50	1,633,683	0.25	0.25	0.73	2.80	36
2016(4)	10.00	0.12	0.66	0.78	—	—	—	10.78	7.80	1,061,014	0.26 (2)	0.26 (2)	0.73 (2)	3.34	42
World Equity Ex-US Fund

Class A
2020	$12.08	$0.22	$(0.30)	$(0.08)	$ (0.33)	$ —	$(0.33)	$11.67	(1.00)%	$8,115,314	0.31%	0.31%	0.62%	1.80%	92%
2019	13.78	0.29	(1.35)	(1.06)	(0.28)	(0.36)	(0.64)	12.08	(7.34)	8,327,272	0.31	0.31	0.62	2.25	75
2018	12.63	0.28	1.19	1.47	(0.28)	(0.04)	(0.32)	13.78	11.60	8,559,023	0.32	0.32	0.62	2.03	75
2017	10.80	0.25	1.80	2.05	(0.22)	—	(0.22)	12.63	19.28	8,174,354	0.32	0.32	0.62	2.20	71
2016	12.68	0.23	(1.83)	(1.60)	(0.23)	(0.05)	(0.28)	10.80	(12.60)	6,923,937	0.33 (2)	0.33 (2)	0.63 (2)	2.11	50

†

Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

^	Amount represents less than $0.005.

(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.

(2)	The expense ratio includes proxy expenses outside the cap.

(3)	Commenced operations on April 26, 2018. All ratios for the period have been annualized.

(4)	Commenced operations on January 29, 2016. All ratios for the period have been annualized.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

388	SEI Institutional Investments Trust / Annual Report / May 31, 2020

FINANCIAL HIGHLIGHTS

For the years or period ended May 31,

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)	Total from Operations	Dividends from Net Investment Income		Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Screened World Equity Ex-US Fund

Class A
2020	$10.31	$0.22	$(0.16)	$0.06	$ (0.32)	(2)	$ —	$(0.32)	$10.05	0.17%	$101,167	0.35%	0.35%	0.81%	2.03%	77%
2019	11.48	0.24	(1.03)	(0.79)	(0.21)		(0.17)	(0.38)	10.31	(6.57)	98,969	0.33	0.33	0.79	2.22	52
2018	10.36	0.22	1.15	1.37	(0.25)		—	(0.25)	11.48	13.24	111,582	0.36	0.36	0.80	1.95	56
2017	8.50	0.19	1.82	2.01	(0.15)		—	(0.15)	10.36	23.99	105,426	0.35	0.35	0.79	2.03	52
2016	9.52	0.17	(1.01)	(0.84)	(0.18)		—	(0.18)	8.50	(8.78)	82,836	0.35 (3)	0.35 (3)	0.79 (3)	2.01	41
World Select Equity Fund

Class A
2020	$9.38	$0.21	$(0.51)	$(0.30)	$ (0.39)		$ —	$(0.39)	$8.69	(3.86)%	$476,296	0.37%	0.37%	0.69%	2.20%	66%
2019	11.30	0.23	(1.26)	(1.03)	(0.31)		(0.58)	(0.89)	9.38	(8.81)	985,177	0.31	0.31	0.65	2.18	93
2018(4)	10.00	0.18	1.30	1.48	(0.08)		(0.10)	(0.18)	11.30	14.88	1,239,095	0.30	0.30	0.63	1.82	68
Emerging Markets Equity Fund

Class A
2020	$8.99	$0.16	$(0.59)	$(0.43)	$ (0.19)		$ —	$(0.19)	$8.37	(5.14)%	$1,008,763	0.63%	0.63%	1.19%	1.71%	59%
2019	11.21	0.19	(1.43)	(1.24)	(0.19)		(0.79)	(0.98)	8.99	(10.59)	1,007,905	0.66	0.66	1.20	1.91	59
2018	10.25	0.19	1.08	1.27	(0.22)		(0.09)	(0.31)	11.21	12.37	1,094,294	0.63	0.63	1.17	1.70	97
2017	8.61	0.14	1.69	1.83	(0.19)		—	(0.19)	10.25	21.62	1,250,465	0.65	0.65	1.19	1.51	84
2016	10.01	0.14	(1.40)	(1.26)	(0.12)		(0.02)	(0.14)	8.61	(12.53)	935,399	0.70 (3)	0.70 (3)	1.24 (3)	1.67	105
Opportunistic Income Fund

Class A
2020	$8.24	$0.31	$(0.33)	$(0.02)	$ (0.35)		$ —	$(0.35)	$7.87	(0.22)%	$975,466	0.24%	0.24%	0.52%	3.81%	36%
2019	8.23	0.34	(0.03)	0.31	(0.30)		—	(0.30)	8.24	3.90	1,388,921	0.24	0.24	0.52	4.14	26
2018	8.29	0.27	—	0.27	(0.33)		—	(0.33)	8.23	3.36	1,850,589	0.24	0.24	0.52	3.25	45
2017	8.11	0.23	0.14	0.37	(0.19)		—	(0.19)	8.29	4.57	2,204,029	0.26	0.26	0.52	2.83	37
2016	8.25	0.22	(0.15)	0.07	(0.21)		—	(0.21)	8.11	0.93	2,129,669	0.26 (3)	0.26 (3)	0.52 (3)	2.67	35
Core Fixed Income Fund

Class A
2020	$10.35	$0.29	$0.74	$1.03	$ (0.31)		$ (0.11)	$(0.42)	$10.96	10.18%	$7,475,630	0.12%	0.12%	0.37%	2.77%	369%
2019	10.03	0.33	0.33	0.66	(0.34)		—	(0.34)	10.35	6.72	7,052,345	0.12	0.12	0.37	3.26	368
2018	10.31	0.27	(0.25)	0.02	(0.30)		—	(0.30)	10.03	0.18	6,586,334	0.12	0.12	0.37	2.67	388
2017	10.44	0.27	(0.02)	0.25	(0.27)		(0.11)	(0.38)	10.31	2.51	5,771,305	0.12	0.12	0.37	2.57	343
2016	10.62	0.28	0.02	0.30	(0.28)		(0.20)	(0.48)	10.44	2.97	5,264,859	0.13 (3)	0.13 (3)	0.37 (3)	2.66	364
High Yield Bond Fund

Class A
2020	$8.65	$0.54	$(0.84)	$(0.30)	$ (0.54)		$ (0.07)	$(0.61)	$7.74	(3.73)%	$2,300,321	0.29%	0.29%	0.56%	6.48%	80%
2019	8.81	0.55	(0.10)	0.45	(0.55)		(0.06)	(0.61)	8.65	5.32	2,681,510	0.29	0.29	0.56	6.31	60
2018	9.13	0.57	(0.25)	0.32	(0.56)		(0.08)	(0.64)	8.81	3.59	2,903,499	0.29	0.29	0.55	6.29	59
2017	8.53	0.59	0.66	1.25	(0.58)		(0.07)	(0.65)	9.13	15.05	2,940,816	0.30	0.30	0.55	6.61	65
2016	9.41	0.58	(0.81)	(0.23)	(0.58)		(0.07)	(0.65)	8.53	(2.17)	2,639,919	0.30 (3)	0.30 (3)	0.56 (3)	6.81	50

†

Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.

(2)	Includes a return of capital of $0.06 per share.

(3)	The expense ratio includes proxy expenses outside the cap.

(4)	Commenced operations on June 30, 2017. All ratios for the period have been annualized.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2020	389

FINANCIAL HIGHLIGHTS

For the years or period ended May 31,

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Long Duration Fund

Class A
2020	$8.59	$0.31	$1.41	$1.72	$ (0.31)	$ (0.43)	$(0.74)	$9.57	20.85%	$1,297,733	0.15%		0.15%		0.37%		3.46%	109%
2019	8.17	0.33	0.47	0.80	(0.33)	(0.05)	(0.38)	8.59	10.21	1,427,817	0.15		0.15		0.37		4.05	102
2018	8.47	0.33	(0.24)	0.09	(0.33)	(0.06)	(0.39)	8.17	0.92	1,965,417	0.15		0.15		0.37		3.88	104
2017	8.68	0.34	0.02	0.36	(0.34)	(0.23)	(0.57)	8.47	4.41	2,160,286	0.15		0.15		0.37		3.94	76
2016	8.92	0.36	0.14	0.50	(0.36)	(0.38)	(0.74)	8.68	6.19	2,775,237	0.15	(2)	0.15	(2)	0.37	(2)	4.23	72
Long Duration Credit Fund

Class A
2020	$10.42	$0.39	$1.51	$1.90	$ (0.39)	$ (0.03)	$(0.42)	$11.90	18.47%	$4,066,898	0.15%		0.15%		0.37%		3.44%	74%
2019	9.92	0.39	0.51	0.90	(0.39)	(0.01)	(0.40)	10.42	9.50	3,968,559	0.15		0.15		0.37		4.03	77
2018	10.31	0.39	(0.32)	0.07	(0.39)	(0.07)	(0.46)	9.92	0.64	3,856,709	0.15		0.15		0.37		3.81	79
2017	10.26	0.40	0.07	0.47	(0.40)	(0.02)	(0.42)	10.31	4.63	3,612,106	0.15		0.15		0.37		3.87	68
2016	10.18	0.41	0.30	0.71	(0.41)	(0.22)	(0.63)	10.26	7.37	3,333,806	0.15	(2)	0.15	(2)	0.37	(2)	4.15	74
Ultra Short Duration Bond Fund

Class A
2020	$10.00	$0.25	$(0.01)	$0.24	$ (0.25)	$ —	$(0.25)	$9.99	2.45%	$580,962	0.12%		0.12%		0.22%		2.50%	81%
2019	9.97	0.27	0.04	0.31	(0.28)	—	(0.28)	10.00	3.12	446,319	0.12		0.12		0.22		2.74	75
2018	10.00	0.19	(0.02)	0.17	(0.20)	—	(0.20)	9.97	1.70	482,897	0.12		0.12		0.22		1.94	90
2017	9.98	0.14	0.03	0.17	(0.15)	—	(0.15)	10.00	1.76	486,747	0.12		0.12		0.22		1.42	93
2016	10.01	0.11	(0.01)	0.10	(0.13)	—	(0.13)	9.98	1.01	535,629	0.12	(2)	0.12	(2)	0.22	(2)	1.08	103
Emerging Markets Debt Fund

Class A
2020	$9.66	$0.51	$(0.46)	$0.05	$ (0.34)	$ —	$(0.34)	$9.37	0.28%	$2,064,146	0.42%		0.42%		0.96%		5.25%	90%
2019	9.66	0.57	(0.41)	0.16	(0.16)	—	(0.16)	9.66	1.63	2,245,266	0.42		0.42		0.95		6.11	96
2018	10.17	0.61	(0.46)	0.15	(0.66)	—	(0.66)	9.66	1.22	2,277,309	0.42		0.42		0.94		5.87	83
2017	9.39	0.58	0.53	1.11	(0.33)	—	(0.33)	10.17	12.19	2,211,664	0.43		0.43		0.94		5.89	82
2016	9.65	0.56	(0.73)	(0.17)	(0.09)	—	(0.09)	9.39	(1.77)	1,935,751	0.43	(2)	0.43	(2)	0.95	(2)	6.19	77
Real Return Fund

Class A
2020	$9.60	$0.19	$0.13	$0.32	$ (0.24)	$ —	$(0.24)	$9.68	3.44%	$297,237	0.02%		0.02%		0.29%		1.94%	49%
2019	9.51	0.20	0.06	0.26	(0.17)	—	(0.17)	9.60	2.83	281,804	0.02		0.02		0.29		2.15	40
2018	9.65	0.22	(0.18)	0.04	(0.18)	—	(0.18)	9.51	0.48	170,843	0.08	(3)	0.08	(3)	0.29	(3)	2.27	55
2017	9.64	0.21	(0.04)	0.17	(0.16)	—	(0.16)	9.65	1.76	160,138	0.08		0.08		0.29		2.17	47
2016	9.59	0.08	(0.03)	0.05	—	—	—	9.64	0.52	149,972	0.08	(2)	0.08	(2)	0.29	(2)	0.87	80

†

Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.

(2)	The expense ratio includes proxy expenses outside the cap.

(3)

The expense ratio includes interest expense on reverse repurchase agreements and dividend expense on securities sold short. Had this expense been excluded, the ratios would have been 0.08%, 0.08% and 0.29%, respectively.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

390	SEI Institutional Investments Trust / Annual Report / May 31, 2020

FINANCIAL HIGHLIGHTS / CONSOLIDATED FINANCIAL HIGHLIGHTS

For the years or period ended May 31,

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Limited Duration Bond Fund

Class A
2020	$9.96	$0.23	$0.18	$0.41	$ (0.24)	$ —	$(0.24)	$10.13	4.14%	$1,284,697	0.11%		0.11%		0.32%		2.35%	146%
2019	9.87	0.26	0.09	0.35	(0.26)	—	(0.26)	9.96	3.59	1,533,947	0.11		0.11		0.32		2.63	155
2018	9.97	0.18	(0.10)	0.08	(0.18)	—	(0.18)	9.87	0.81	1,397,610	0.11		0.11		0.32		1.79	150
2017	10.00	0.14	(0.02)	0.12	(0.15)	—^	(0.15)	9.97	1.21	1,347,212	0.11		0.11		0.32		1.42	92
2016	10.01	0.12	0.01	0.13	(0.13)	(0.01)	(0.14)	10.00	1.26	1,156,258	0.12		0.12		0.32		1.25	134
Intermediate Duration Credit Fund

Class A
2020	$10.10	$0.32	$0.78	$1.10	$ (0.32)	$ —	$(0.32)	$10.88	10.99%	$3,323,248	0.15%		0.15%		0.32%		3.01%	134%
2019	9.75	0.32	0.35	0.67	(0.32)	—	(0.32)	10.10	7.00	3,054,258	0.15		0.15		0.32		3.25	122
2018	10.02	0.29	(0.27)	0.02	(0.29)	—	(0.29)	9.75	0.14	2,675,195	0.15		0.15		0.32		2.87	155
2017	9.96	0.27	0.06	0.33	(0.27)	—	(0.27)	10.02	3.38	1,688,561	0.15		0.15		0.32		2.72	151
2016	9.82	0.26	0.14	0.40	(0.26)	—	(0.26)	9.96	4.16	1,440,434	0.15		0.15		0.32		2.66	181
Dynamic Asset Allocation Fund

Class A
2020	$19.62	$0.37	$2.02	$2.39	$ (0.61)	$ (1.99)	$(2.60)	$19.41	11.85%	$1,722,704	0.08%		0.08%		0.67%		1.83%	10%
2019	19.83	0.40	(0.27)	0.13	(0.13)	(0.21)	(0.34)	19.62	0.75	2,291,808	0.08		0.08		0.67		1.98	5
2018	18.57	0.36	1.65	2.01	(0.50)	(0.25)	(0.75)	19.83	10.83	2,503,365	0.07		0.07		0.66		1.85	12
2017	15.83	0.34	2.67	3.01	(0.27)	—	(0.27)	18.57	19.17	2,474,189	0.08		0.08		0.66		2.00	8
2016	16.97	0.33	(0.41)	(0.08)	(0.91)	(0.15)	(1.06)	15.83	(0.32)	2,079,154	0.08		0.08		0.67		2.08	12
Multi-Asset Real Return Fund

Class A
2020	$7.78	$0.17	$(0.42)	$(0.25)	$ (0.17)	$ —	$(0.17)	$7.36	(3.38)%	$754,191	0.88	%(2)	0.88	%(2)	1.30	%(2)	2.26%	53%
2019	8.06	0.19	(0.20)	(0.01)	(0.27)	—	(0.27)	7.78	0.03	911,520	1.00	(3)	1.00	(3)	1.43	(3)	2.36	22
2018	8.07	0.18	(0.06)	0.12	(0.13)	—	(0.13)	8.06	1.45	979,909	0.72	(2)	0.72	(2)	1.14	(2)	2.23	22
2017	8.28	0.17	(0.24)	(0.07)	(0.14)	—	(0.14)	8.07	(0.85)	766,218	0.53	(4)	0.53	(4)	0.90	(4)	2.02	58
2016	8.64	0.10	(0.38)	(0.28)	(0.08)	—	(0.08)	8.28	(3.19)	733,029	0.54	(5)	0.54	(5)	0.90	(5)	1.17	91

†

Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

^	Amount represents less than $0.005.

(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.

(2)

The expense ratio includes interest expense on reverse repurchase agreements and dividend expense on securities sold short. Had this expense been excluded, the ratios would have been 0.20%, 0.20% and 0.62%, respectively.

(3)

The expense ratio includes interest expense on reverse repurchase agreements and dividend expense on securities sold short. Had this expense been excluded, the ratios would have been 0.19%, 0.19% and 0.62%, respectively.

(4)

The expense ratio includes interest expense on reverse repurchase agreements and dividend expense on securities sold short. Had this expense been excluded, the ratios would have been 0.25%, 0.25% and 0.62%, respectively (5) The expense ratio includes interest expense on reverse repurchase agreements and dividend expense on securities sold short. Had this expense been excluded, the ratios would have been 0.31%, 0.31% and 0.67%, respectively.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2020	391

NOTES TO FINANCIAL STATEMENTS / CONSOLIDATED NOTES TO FINANCIAL STATEMENTS

May 31, 2020

1. ORGANIZATION

SEI Institutional Investments Trust (the “Trust”) was organized as a Massachusetts business trust under a Declaration of Trust dated March 1, 1995. The Trust commenced operations on June 14, 1996.

The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company with 27 registered funds: Large Cap, Large Cap Disciplined Equity, Large Cap Index, S&P 500 Index, Extended Market Index, Small Cap, Small Cap II, Small/Mid Cap Equity, U.S. Equity Factor Allocation, U.S. Managed Volatility, Global Managed Volatility, World Equity Ex-US, Screened World Equity Ex-US, World Select Equity, Emerging Markets Equity, Opportunistic Income, Core Fixed Income, High Yield Bond, Long Duration, Long Duration Credit, Ultra Short Duration Bond, Emerging Markets Debt, Real Return, Limited Duration Bond, Intermediate Duration Credit, Dynamic Asset Allocation and Multi-Asset Real Return (each a “Fund,” collectively, the “Funds”) each of which are diversified Funds with the exception of the Emerging Markets Debt and Multi-Asset Real Return Funds. The Trust is registered to offer Class A shares of all Funds. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Trust’s prospectus provides a description of each Fund’s investment goals, principal strategies and risks.

The DAA Commodity Strategy Subsidiary, Ltd. and the MARR Commodity Strategy Subsidiary, Ltd. (the “Subsidiaries”) are wholly-owned subsidiaries of the Dynamic Asset Allocation and Multi-Asset Real Return Funds, respectively. The Subsidiaries are organized under the laws of the Cayman Islands as an exempt limited company. Information regarding the Dynamic Asset Allocation and Multi-Asset Real Return Funds and their respective subsidiary has been consolidated on the Consolidated Summary Schedule of Investments, Consolidated Schedule of Investments, Consolidated Statements of Assets and Liabilities, Consolidated Statements of Operations, Consolidated Statements of Changes in Net Assets, Consolidated Statement of Cash Flows of Multi-Asset Real Return Fund and Consolidated Financial Highlights.

2. SIGNIFICANT ACCOUNTING POLICIES

The following are significant accounting policies, which are consistently followed in the preparation of its financial statements by the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements, in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (other than securities traded on National Association of Securities Dealers Automated Quotations (“NASDAQ”) or as otherwise noted below) are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which the securities are traded, or, if there is no such reported sale, at the most recent quoted bid price. The Funds value securities traded on NASDAQ at the NASDAQ Official Closing Price. If available, debt securities, swaps (which are not centrally cleared), bank loans or collateralized debt obligations (including collateralized loan obligations), such as those held by the Funds, are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations or other methodologies designed to identify the market value for such securities. Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable net asset value, with the exception of ETFs, which are priced as equity securities. The prices of foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. If a security’s price cannot be obtained, as noted above, the Funds will value the securities using a bid price from at least one independent broker. If such prices are not readily available or cannot be valued using the methodologies described above, the Funds will value the security using the Funds’ Fair Value Pricing Policies and Procedures (“Fair Value Procedures”), as described below.

On the first day a new debt security purchase is recorded, if a price is not available from a third-party pricing agent or an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Funds’ Fair Value Procedures until a price from an independent source can be secured. Securities held by a Fund with remaining maturities of 60 days or less may be valued by the amortized cost method, which involves valuing

392	SEI Institutional Investments Trust / Annual Report / May 31, 2020

a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price a Fund would receive if it sold the instrument. Further, the value of securities in the Fund can be expected to vary inversely with changes in prevailing interest rates. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer-specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used.

Options and warrants are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price.

Futures and swaps cleared through a central clearing house (“centrally cleared swaps”) are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures and centrally cleared swaps are provided by an independent source. On days when there is excessive volume, market volatility or the future or centrally cleared swap does not end trading by the time a Fund calculates its Net Asset Value (“NAV”), the settlement price may not be available at the time at which the Fund calculates its NAV. On such days, the best available price (which is typically the last sales price) may be used to value a Fund’s futures or centrally cleared swaps position.

Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates provided by an independent source.

Prices for most securities held by a Fund are provided daily by third-party independent pricing agents. SEI Investments Management Corporation (“SIMC”) or a Sub-Adviser (“Sub-Adviser”), as applicable, reasonably believes that prices provided by independent pricing agents are reliable. However, there can be no assurance that such pricing service’s prices will be reliable. SIMC or a Sub-Adviser, as applicable, will continuously monitor the reliability of prices obtained from any pricing service and shall promptly notify the Funds’ administrator if it believes that a particular pricing service is no longer a reliable source of prices. The Funds’ administrator, in turn, will notify the Fair Value Pricing Committee

(the “Committee”) if it receives such notification from SIMC or a Sub-Adviser, as applicable, or if the Funds’ administrator reasonably believes that a particular pricing service is no longer a reliable source for prices.

The Funds’ Fair Value Procedures provide that any change in a primary pricing agent or a pricing methodology requires prior approval by the Board of Trustees (“Board”) or its designated sub-committee. However, when the change would not materially affect valuation of a Fund’s net assets or involve a material departure in pricing methodology from that of the Fund’s existing pricing agent or pricing methodology, approval may be obtained at the next regularly scheduled meeting of the Board.

Securities for which market prices are not readily available, for which market prices are determined to be unreliable, or which cannot be valued using the methodologies described above are valued in accordance with the Fair Value Procedures established by the Board. The Funds’ Fair Value Procedures are implemented through the Committee designated by the Board. The Committee is currently composed of two members of the Board, as well as representatives from SIMC and its affiliates. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: (i) the security’s trading has been halted or suspended, (ii) the security has been delisted from a national exchange, (iii) the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open, or (iv) the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. Examples of factors the Committee may consider include: (i) the facts giving rise to the need to fair value, (ii) the last trade price, (iii) the performance of the market or the issuer’s industry, (iv) the liquidity of the security, (v) the size of the holding in a Fund, or (vi) any other appropriate information.

The determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its NAV. The closing prices of such securities may no longer reflect their market value at the time a Fund calculates NAV if an event that

SEI Institutional Investments Trust / Annual Report / May 31, 2020	393

NOTES TO FINANCIAL STATEMENTS / CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

May 31, 2020

could materially affect the value of those securities (a “Significant Event”), including substantial fluctuations in domestic or foreign markets or occurrences not tied directly to the securities markets, such as natural disasters, armed conflicts or significant governmental actions, has occurred between the time of the security’s last close and the time that the Fund calculates NAV. A Fund may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem Fund shares.

A Significant Event may relate to a single issuer or to an entire market sector. If SIMC or a Sub-Adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Funds calculate NAV, it may request that a Committee meeting be called. In addition, the Funds use several processes, with respect to certain securities to monitor the pricing data supplied by various sources, including price comparisons and price movements. Any identified discrepancies are researched and subject to the procedures described above.

The U.S. Managed Volatility, Global Managed Volatility, World Equity Ex-US, Screened World Equity Ex-US, World Select Equity, Emerging Markets Equity, Opportunistic Income, Core Fixed Income, High Yield Bond, Emerging Markets Debt and Multi-Asset Real Return Funds that hold international securities also use a third-party fair valuation vendor. The vendor provides a fair value for foreign securities held by the Funds based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security). Values from the fair value vendor are applied in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Committee. The Committee has also established a “confidence interval” which is used to determine the level of historical correlation between the value of a specific foreign security and movements in the U.S. market before a particular security will be fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, these Funds will value the non-U.S. securities in their portfolios that exceed the applicable “confidence interval” based upon the adjusted prices provided by the fair valuation vendor.

In accordance with U.S. GAAP, fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three tier hierarchy has been established to maximize the use of observable and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — quoted prices in active markets for identical investments

Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, warrants, swaps and forward contracts. The Fund may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the New York Stock Exchange. These are generally categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. For certain collateralized debt obligations, corporate

394	SEI Institutional Investments Trust / Annual Report / May 31, 2020

obligations, mortgage backed securities, auction rate preferred securities and loan participations where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

The valuation techniques used by the Funds to measure fair value during the year ended May 31, 2020 maximized the use of observable inputs and minimized the use of unobservable inputs. For details of the investment classification, reference the Summary Schedules of Investments/Schedules of Investments.

For the year ended May 31, 2020, there have been no significant changes to the Trust’s fair valuation methodologies.

Security Transactions and Investment Income — Security transactions are recorded on the trade date. Costs used in determining net realized capital gains and losses on the sale of securities are on the basis of specific identification. Dividend income and expense is recognized on the ex-dividend date, and interest income and expense is recognized using the accrual basis of accounting. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Trust estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions.

Amortization and accretion is calculated using the scientific interest method, which approximates the effective interest method over the holding period of the security. Amortization of premiums and discounts is included in interest income. Consent fees and amendment income received from Bank Loans is recorded as interest income in the accompanying Statement of Operations.

For Treasury Inflation-Protected Securities, the principal amount is adjusted daily to keep pace with inflation. Interest is accrued based on the adjusted principal amount. The adjustments to principal due to inflation are reflected as increases or decreases to interest in the accompanying Statements of Operations. Such adjustments may have a significant impact on a Fund’s distributions.

Cash and Cash Equivalents — Idle cash and currency balances may be swept into various overnight sweep accounts and are classified as cash and cash equivalents on the Statement of Assets and Liabilities/ Consolidated Statement of Assets and Liabilities and

Consolidated Statement of Cash Flows. These amounts, at times, may exceed United States federally insured limits. Amounts swept are available on the next business day.

Cash Equivalents, as shown on the Summary Schedule of Investments or Schedule of Investments, are classified as Investments on the Statements of Assets and Liabilities.

Repurchase Agreements — Securities pledged as collateral for repurchase agreements are held by each Fund’s custodian bank until the repurchase date of the repurchase agreement. The Funds may also invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained by the broker’s custodian bank in a segregated account until the repurchase date of the repurchase agreement. Provisions of the repurchase agreements and the Trust’s policies require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

Reverse Repurchase Agreements — To the extent consistent with its Investment Objective and Strategies, a Fund may enter into reverse repurchase agreements. A reverse repurchase agreement involves the sale of portfolio assets together with an agreement to repurchase the same assets later at a fixed price. Assets are then segregated to cover the requirements to repurchase the assets. The segregated assets may consist of cash, U.S. Government securities, or other liquid securities at least equal in value to the obligations under the reverse repurchase agreements. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds under the reverse repurchase agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the obligation to repurchase the securities. Refer to each Fund’s Schedule of Investments, Summary Schedule of Investments, Consolidated Summary Schedule of Investments or Consolidated Schedule of Investments for details regarding open reverse repurchase agreements as of May 31, 2020, if applicable.

Expenses — Expenses that are directly related to a Fund are charged directly to that Fund. Other operating expenses of the Funds are prorated to the Funds on the basis of relative net assets.

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NOTES TO FINANCIAL STATEMENTS / CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

May 31, 2020

Commodity-Linked Investments — To the extent consistent with its Investment Objective and Strategies, the Dynamic Asset Allocation and Multi-Asset Real Return Funds may invest in commodity investments to provide exposure to the investment returns of the commodities markets. Commodity investments include notes with interest payments that are tied to an underlying commodity or commodity index, ETFs or other exchange-traded products that are tied to the performance of a commodity or commodity index or other types of commodities or commodity indices. The Dynamic Asset Allocation and Multi-Asset Real Return Funds may also invest in equity securities of issuers in commodity-related industries.

The Dynamic Asset Allocation and Multi-Asset Real Return Funds may also seek to gain exposure to the commodity markets, in whole or in part, through investments in a wholly owned Subsidiary. The Subsidiary, unlike the Fund, may invest to a significant extent directly in commodities and in equity-linked securities and commodity-linked derivative instruments, including options, futures contracts, swaps, options on futures contracts and commodity-linked structured notes. The Subsidiary may also invest in other instruments in which the Fund is permitted to invest, either as investments or to serve as margin or collateral for its derivative positions. A Fund may invest up to 25% of its total assets in its Subsidiary.

In order for a Fund to qualify as a regulated investment company under Subchapter M of the Code, the Fund must derive at least 90% of its gross income each taxable year from qualifying income. The status of certain commodity-linked derivative instruments as qualifying income has been addressed in Revenue Ruling 2006-1 and Revenue Ruling 2006-31 which provide that income from certain commodity-linked derivative instruments in which the Fund invests will not be considered qualifying income. To the extent the Dynamic Asset Allocation and Multi-Asset Real Return Funds invest in such instruments directly, each Fund will seek to restrict its income from commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income).

Foreign Currency Translation — The books and records of the Funds investing in international securities are maintained in U.S. dollars on the following basis:

(I) market value of investment securities, assets and liabilities at the current rate of exchange; and

(II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investments that is due to changes in the foreign exchange rates from that which is due to changes in market prices of investments.

The Funds report certain foreign-currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

Forward Foreign Currency Contracts — To the extent consistent with its Investment Objective and Strategies, a Fund may enter into forward foreign currency contracts as hedges against either specific transactions, fund positions or anticipated fund positions. A Fund may also engage in currency transactions to enhance that Fund’s returns. All commitments are marked-to-market daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. A Fund realizes gains and losses at the time forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the period are recognized as ordinary income or loss for Federal income tax purposes.

A Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities. Refer to each Fund’s Schedule of Investments, Summary Schedule of Investments, Consolidated Schedule of Investments or Consolidated Summary Schedule of Investments for details regarding open forward foreign currency contracts as of May 31, 2020, if applicable.

Futures Contracts — To the extent consistent with its Investment Objective and Strategies, a Fund may use futures contracts for tactical hedging purposes as well as to enhance the Fund’s returns. In addition, fixed income funds will utilize futures contracts to help manage duration and yield curve exposure. These Funds’ investments in futures contracts are designed to enable the Funds to more closely approximate the performance of their benchmark indices. Initial margin deposits of cash or securities are made upon entering into futures contracts. The contracts are marked-to-market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When contracts are closed, the Funds record a realized gain

396	SEI Institutional Investments Trust / Annual Report / May 31, 2020

or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, futures contracts involve the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction.

Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities. Refer to each Fund’s Schedule of Investments, Summary Schedule of Investments, Consolidated Summary Schedule of Investments or Consolidated Schedule of Investments for details regarding open futures contracts as of May 31, 2020, if applicable.

Master Limited Partnerships — Investments in units of master limited partnerships (“MLPs”) involve risks that differ from an investment in common stock. Holders of the units of master limited partnerships have more limited control and limited rights to vote on matters affecting the partnership. There are also certain tax risks associated with an investment in units of master limited partnerships. In addition, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of a master limited partnership, including a conflict arising as a result of incentive distribution payments. The benefit a Fund derives from investment in MLP units is largely dependent on the MLPs being treated as partnerships and not as corporations for federal income tax purposes. If an MLP were classified as a corporation for federal income tax purposes, there would be reduction in the after-tax return to a Fund of distributions from the MLP, likely causing a reduction in the value of a Fund’s shares. MLP entities are typically focused in the energy, natural resources and real estate sectors of the economy. A downturn in the energy, natural resources or real estate sectors of the economy could have an adverse impact on a Fund. At times, the performance of securities of companies in the energy, natural resources and real estate sectors of the economy may lag the performance of other sectors or the broader market as a whole. Refer to each Fund’s Schedule of Investments or Consolidated Summary Schedule of Investments for details regarding Master Limited Partnerships, if applicable.

Options/Swaptions Writing/Purchasing — To the extent consistent with its Investment Objective and Strategies, a Fund may invest in financial options/swaptions contracts for the purpose of hedging its existing portfolio securities, or securities that a Fund intends to purchase, against fluctuations in fair market value caused by changes in prevailing market interest rates. A Fund may also invest in financial option/swaption contracts to enhance its returns. When the Fund writes or purchases an option/swaption, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option/swaption written or purchased. Premiums received or paid from writing or purchasing options/swaptions which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option/swaption is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss. The World Select Equity, Core Fixed Income, Dynamic Asset Allocation and Multi-Asset Real Return Funds had options/swaption contracts as of May 31, 2020, as disclosed in the Funds’ Schedule of Investments or Consolidated Summary Schedule of Investments.

The risk in writing a call option/swaption is a Fund may give up the opportunity for profit if the market price of the security increases. The risk in writing a put option/swaption is a Fund may incur a loss if the market price of the security decreases and the option/swaption is exercised. The risk in purchasing an option/swaption is a Fund may pay a premium whether or not the option/swaption is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option/swaption contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

Finally, the risk exists that losses on written options could exceed amounts disclosed on the Statements of Assets and Liabilities. Refer to each Fund’s Schedule of Investments or Consolidated Summary Schedule of Investments for details regarding open option/swaption contracts as of May 31, 2020, if applicable.

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May 31, 2020

Securities Sold Short—To the extent consistent with its Investment Objective and Strategies, a Fund may engage in short sales. Short sales are transactions under which a Fund sells a security it does not own. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. A Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by a Fund. Until the security is replaced, a Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. Dividends and interest are shown as an expense for financial reporting purposes. To borrow the security, a Fund also may be required to pay a premium, which would decrease proceeds of the security sold. The proceeds of the short sale are retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in size, will be recognized upon the close of a short sale.

Until a Fund closes its short position or replaces the borrowed security, the Fund will: (i) earmark on the books of the Fund or place in a segregated account cash or liquid securities at such a level that the amount earmarked or deposited in the segregated account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (ii) otherwise “cover” the Fund’s short position as required by the 1940 Act. Refer to each Fund’s Schedule of Investments, Summary Schedule of Investments, Consolidated Summary Schedule of Investments or Consolidated Schedule of Investments for details regarding securities sold short as of May 31, 2020, if applicable.

Swap Agreements — To the extent consistent with its Investment Objective and Strategies, a Fund may invest in swap contracts as an efficient means to synthetically obtain exposure to securities or baskets of securities and to manage a Fund’s interest rate duration and yield curve exposure. Swap contracts may also be used to mitigate a Fund’s overall level of risk and/or a Fund’s risk to particular types of securities, currencies or market segments. Interest rate swaps may further be used to manage a Fund’s yield spread sensitivity. A Fund may buy credit default swaps in an attempt to manage credit risk where a Fund has credit exposure to an issuer, and a Fund may sell credit default swaps to more efficiently gain credit exposure to a security or basket of securities. A swap agreement is a two-party contract under which an agreement is made to exchange returns from predetermined investments or instruments, including a particular interest rate, foreign currency, or “basket” of securities representing a particular index. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“Centrally Cleared swaps”). Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. Credit-default swaps involve periodic payments by a Fund or counterparty based on a specified rate multiplied by a notional amount assigned to an underlying debt instrument or group of debt instruments in exchange for the assumption of credit risk on the same instruments. In the event of a credit event, usually in the form of a credit rating downgrade, the party receiving periodic payments (i.e. floating rate payer) must pay the other party (i.e. fixed rate payer) an amount equal to the recovery rate used to settle the contracts. The recovery rate is a function of how many credit default swap investors wish to deliver the security or receive the security. The recovery rate is determined through an auction process. Total return swaps allow an investor to benefit from the cash flow without ever actually owning the underlying security. The receiver must pay any decline in value to the payer at the end of the total return swap. However, the investor does not need to make a payment if there is no decline in price. Payments can be made on various indices, bonds (i.e. mortgage backed securities, bank debt and corporate), loans or commodities. The value of a total return swap is equal to the change in value of the underlying asset versus the accrued income payment based on LIBOR or some other form of indices on the notional amount. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal to manage a Fund’s exposure to interest rates. Payments received or made are recorded as realized gains or loss. A Fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after a Fund’s portfolio. In connection with swap agreements securities may be set aside as collateral by a Fund’s custodian.

Swaps are marked-to-market daily based upon quotations from market makers and the resulting

398	SEI Institutional Investments Trust / Annual Report / May 31, 2020

changes in market values, if any, are recorded as an unrealized gain or loss on the Statements of Operations or Consolidated Statements of Operations. Net payments of interest are recorded as realized gains or losses. Daily changes in valuation of Centrally Cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities.

Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest rates. Risks also arise from potential losses from adverse market movements.

This risk is mitigated by having a master netting arrangement between a Fund and the counterparty and by having the counterparty post collateral to cover a Fund’s exposure to the counterparty. See Note 3 for further details. Refer to each Fund’s Schedule of Investments, Summary Schedule of Investments, Consolidated Summary Schedule of Investments or Consolidated Schedule of Investments for details regarding open swap agreements as of May 31, 2020, if applicable.

Forward Treasury Commitments — To the extent consistent with its Investment Objective and Strategies, a Fund may invest in commitments to purchase U.S. Treasury securities on an extended settlement basis. Such transactions involve the commitment to purchase a security with payment and delivery taking place in the future, sometimes a month or more after the transaction date. The Funds account for such transactions as purchases and sales and record an unrealized gain or loss each day equal to the difference between the cost of the purchase commitment and the current market value. Realized gains or losses are recorded upon closure or settlement of such commitments. No interest is earned prior to settlement of the transaction. These instruments are subject to market fluctuation due to changes in interest rates and the market value at the time of settlement could be higher or lower than the purchase price. A Fund may incur losses due to changes in the value of the underlying treasury securities from interest rate fluctuations or as a result of counterparty nonperformance.

Delayed Delivery Transactions — To the extent consistent with its Investment Objective and Strategies, a Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Funds may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security.

Participation Notes (P-Notes) — To the extent consistent with its Investment Objective and Strategies, a Fund may acquire P-Notes issued by participating banks or broker-dealers. P-Notes are participation interest notes that are designed to offer a return linked to a particular underlying equity, debt, currency or market. The P-Notes in which the Fund may invest will typically have a maturity of one year. When purchasing a P-Note, the posting of margin is not required because the full cost of the P-Note (plus commission) is paid at the time of purchase. When the P-Note matures, the issuer will pay to, or receive from, the purchaser the difference between the minimal value of the underlying instrument at the time of purchase and that instrument’s value at maturity. Investments in P-Notes involve the same risks associated with a direct investment in the underlying foreign companies of foreign securities markets that they seek to replicate.

In addition, there can be no assurance that the trading price of P-Notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate. The holder of a participation note that is linked to a particular underlying security is entitled to receive any dividends paid in connection with an underlying security or instrument. However, the holder of a participation note does not receive voting rights as it would if it directly owned the underlying security or instrument. P-Notes are generally traded over-the-counter. P-Notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them and the counterparty. There is also counterparty risk associated with these investments because the Fund is relying on the creditworthiness of such counterparty and has no rights under a participation note against the issuer of the underlying

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May 31, 2020

security. In addition, the Fund will incur transaction costs as a result of investments in P-Notes.

Loan Participations and Brady Bonds — To the extent consistent with its Investment Objective and Strategies, a Fund may invest in Loan Participations. Loan Participations include fixed and floating rate loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the bank loan market. Each Fund may acquire interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution). Under a bank loan assignment, a Fund generally will succeed to all the rights and obligations of an assigning lending institution and becomes a lender under the loan agreement with the relevant borrower in connection with that loan. Under bank loan participation, the Fund generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, a Fund generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, a Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund. The interest rate indicated in the Fund’s Schedule of Investments is the rate in effect at May 31, 2020. Pursuant to the terms of certain loan agreements, the Funds may hold unfunded commitments in loan participations which are disclosed on the Statement of Assets and Liabilities. Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. The Funds disclosed consent fees and amendment income in the Statement of Operations as “Interest income”.

Certain debt obligations, customarily referred to as “Brady Bonds,” are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury Nicholas F. Brady. Brady Bonds have only been issued since 1989, and, accordingly, do not have a long payment history. They are issued by governments that may have previously defaulted on the loans being restructured by the Brady Bonds, so they are subject to the risk of default by the issuer. They may be fully or partially collateralized or uncollateralized and issued in various currencies.

Collateralized Debt Obligations — To the extent consistent with its Investment Objective and Strategies, a Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized loan obligations (“CLOs”) and other similarly structured securities. CLOs are a type of asset-backed securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid to shareholders quarterly for the Large Cap, Large Cap Disciplined Equity, Large Cap Index, S&P 500 Index, Extended Market Index, Small Cap, Small Cap II, Small/Mid Cap Equity, U.S. Equity Factor Allocation, U.S. Managed Volatility, Opportunistic Income, Emerging Markets Debt and Real Return Funds; declared daily and paid monthly for the Core Fixed Income, High Yield Bond, Long Duration, Long Duration Credit, Ultra Short Duration Bond and Intermediate Duration Credit Funds; declared and paid at least annually for the Global Managed Volatility, World Equity Ex-US, Screened World Equity Ex-US, World Select Equity, Emerging Markets Equity, Limited Duration Bond, Dynamic Asset Allocation and Multi-Asset Real Return Funds. Dividends and distributions are recorded on the ex-dividend date. Any net realized capital gains will be distributed at least annually by the Funds.

Illiquid Securities — A security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days or less for its approximate carrying value on the books of a Fund. Valuations of illiquid securities may differ significantly from the values that would have been used had an active market value for these securities existed.

Restricted Securities — As of May 31, 2020, the following Fund owned private placement investments that were purchased through private offerings or acquired through initial public offerings and cannot be sold without prior

400	SEI Institutional Investments Trust / Annual Report / May 31, 2020

registration under the Securities Act of 1933 or pursuant to an exemption therefrom. In addition, this Fund has generally agreed to further restrictions on the disposition of certain holdings as set forth in various agreements entered into in connection with the purchase of these private placement investments. The acquisition dates of these investments, the enforceable right to acquire these private placement investments, along with the cost and values at May 31, 2020, were as follows:

	Face Amount	Acquisition	Right to	Cost	Market Value	% of Net
	($ Thousands)	Date	Acquire Date	($ Thousands)	($ Thousands)	Assets

High Yield Bond Fund

Aventine (Escrow Security)	2,600	11/30/2010	11/30/2010	$0	$0	0.00%

Investments in Real Estate Investment Trusts (“REITs”) — With respect to the Funds, with the exception of the World Equity Ex-US, Screened World Equity Ex-US and Real Return Funds, dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Investment in Subsidiary — The Dynamic Asset Allocation and Multi-Asset Real Return Funds may invest in their own Subsidiary. By investing in its Subsidiary, each Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by a Subsidiary are generally similar to those that are permitted to be held by the applicable Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. A Subsidiary, however, is not registered under the 1940 Act and will not be subject to all of the investor protections of the 1940 Act. Thus, the Dynamic Asset Allocation and Multi-Asset Real Return Funds, as investors in their own Subsidiary, will not have all of the protections offered to investors in registered investment companies.

However, each Fund wholly owns and controls its respective Subsidiary, and the Funds and the Subsidiaries are all managed by SIMC, making it unlikely that the Subsidiary will take action contrary to the interests of the applicable Fund or its shareholders. While a Subsidiary has its own Board of Directors (“Board”) that is responsible for overseeing the operations of such Subsidiary, the respective Fund’s Board has oversight responsibility for the investment activities of the Fund, including its investment in the respective Subsidiary, and the Fund’s role as the sole shareholder of such Subsidiary. It is not currently expected that shares of the Subsidiary will be sold or offered to investors other than the respective Fund.

Changes in the laws of the United States and/or the Cayman Islands or governmental interpretation of such laws, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or its respective Subsidiary to operate as intended and could negatively affect the Fund and its shareholders. For example, Cayman Islands law does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiaries. If Cayman Islands law changes such that the Subsidiaries must pay Cayman Islands governmental authority taxes, Fund shareholders would likely suffer decreased investment return.

3. CREDIT DERIVATIVES

A Fund may use credit default swaps to reduce risk where a Fund has exposure to the issuer, or to take an active long or short position with respect to the likelihood of an event of default. The reference obligation of the swap can be a single issuer, a “basket” of issuers, or an index. The underlying referenced assets are corporate debt, sovereign debt and asset backed securities.

The buyer of a credit default swap is generally obligated to pay the seller a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event for corporate or sovereign reference obligations means bankruptcy, failure to pay, obligation acceleration, repudiation/moratorium or restructuring. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down.

If a Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal

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NOTES TO FINANCIAL STATEMENTS / CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

May 31, 2020

to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

As of May 31, 2020, the Multi-Asset Real Return Fund is the buyer (“receiving protection”) on a total notional amount of $143.1 million. Additionally, the Core Fixed Income, High Yield Bond, Emerging Markets Debt and Multi-Asset Real Return Funds are the sellers (“providing protection”) on a total notional amount of $256.8 million, $2.8 million, $2.8 million and $22.5 million, respectively. The notional amounts of the swaps are not recorded in the financial statements; however the notional amounts approximate the maximum potential amount of future payments that the Fund could be required to make if the Fund was the seller of protection and a credit event were to occur. Those credit default swaps (“CDS”) for which the Fund is providing protection at balance sheet date are summarized as follows:

Core Fixed Income Fund

Written Credit Derivative Contracts	Single Name CDS		CDS Index

Reference Asset	Corp US$	Sovereign US$	ABS US$	Corp US$	Total

Fair value of written credit derivatives	$—	$—	$—	$2,683,184	$2,683,184

Maximum potential amount of future payments	—	—	—	256,820,000	256,820,000

Recourse provisions with the third parties any amounts paid under the credit derivative (including any purchased credit protection)(1)	—	—	—	—	—

Collateral held by the Fund or other third parties which the Fund can obtain upon occurrence of triggering event	—	—	—	—	—

(1)

Potential recoveries would include purchased credit derivatives to the extent they offset written credit derivatives which have an identical underlying, or a netting arrangement or credit support annex with the counterparty. There may be other potential recoveries from recourse provisions where agreements cover multiple derivative arrangements but those amounts have not been included.

Maximum Potential Amount of Future Payments by Contract Term

	0-6 Months	6-12 Months	1-5 Years	5-10 Years	>10 Years	Total

Current credit spread* on underlying (in basis points)

0-100	$—	$—	$—	$256,820,000	$—	$256,820,000

Greater than 100	—	—	—	—	—	—

Total	$—	$—	$—	$256,820,000	$—	$256,820,000

*

The credit spread on the underlying asset is generally indicative of the current status of the underlying risk of the Fund having to perform. The spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a contract. Higher credit spreads with a shorter contract term is indicative of a higher likelihood of performance by the Fund.

High Yield Bond Fund

Written Credit Derivative Contracts	Single Name CDS		CDS Index

Reference Asset	Corp US$	Sovereign US$	ABS US$	Corp US$	Total

Fair value of written credit derivatives	$—	$—	$—	$(54,496)	$(54,496)

Maximum potential amount of future payments	—	—	—	2,839,000	2,839,000

Recourse provisions with the third parties any amounts paid under the credit derivative (including any purchased credit protection)(1)	—	—	—	—	—

Collateral held by the Fund or other third parties which the Fund can obtain upon occurrence of triggering event	—	—	—	—	—

(1)

Potential recoveries would include purchased credit derivatives to the extent they offset written credit derivatives which have an identical underlying, or a netting arrangement or credit support annex with the counterparty. There may be other potential recoveries from recourse provisions where agreements cover multiple derivative arrangements but those amounts have not been included.

Maximum Potential Amount of Future Payments by Contract Term

	0-6 Months	6-12 Months	1-5 Years	5-10 Years	>10 Years	Total

Current credit spread* on underlying (in basis points)

402	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Maximum Potential Amount of Future Payments by Contract Term

0-100	$—	$—	$—	$—	$—	$—
101-200	—	—	—	—	—	—
201-300	—	—	—	—	—	—
301-400	—	—	—	—	—	—
Greater than 400	—	—	1,839,000	1,000,000	—	2,839,000

Total	$—	$—	$1,839,000	$1,000,000	$—	$2,839,000

*

The credit spread on the underlying asset is generally indicative of the current status of the underlying risk of the Fund having to perform. The spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a contract. Higher credit spreads with a shorter contract term is indicative of a higher likelihood of performance by the Fund.

Emerging Markets Debt

Written Credit Derivative Contracts	Single Name CDS		CDS Index

Reference Asset	Corp US$	Sovereign US$	ABS US$	Corp US$	Total

Fair value of written credit derivatives	$—	$(1,887,498)	$—	$—	$(1,887,498)

Maximum potential amount of future payments	—	2,768,900	—	—	2,768,900
Recourse provisions with the third parties any amounts paid under the credit derivative (including any purchased credit protection)(1)	—	—	—	—	—
Collateral held by the Fund or other third parties which the Fund can obtain upon occurrence of triggering event	—	—	—	—	—

(1)

Potential recoveries would include purchased credit derivatives to the extent they offset written credit derivatives which have an identical underlying, or a netting arrangement or credit support annex with the counterparty. There may be other potential recoveries from recourse provisions where agreements cover multiple derivative arrangements but those amounts have not been included.

Maximum Potential Amount of Future Payments by Contract Term

	0-6 Months	6-12 Months	1-5 Years	5-10 Years	>10 Years	Total

Current credit spread* on underlying (in basis points)
0-100	$—	$—	$—	$—	$—	$—
101-200	—	—	—	—	—	—
201-300	—	—	—	—	—	—
301-400	—	—	—	—	—	—
Greater than 400	—	—	2,768,900	—	—	2,768,900

Total	$—	$—	$2,768,900	$—	$—	$2,768,900

*

The credit spread on the underlying asset is generally indicative of the current status of the underlying risk of the Fund having to perform. The spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a contract. Higher credit spreads with a shorter contract term is indicative of a higher likelihood of performance by the Fund.

Multi-Asset Real Return Fund

Written Credit Derivative Contracts	Single Name CDS		CDS Index

Reference Asset	Corp US$	Sovereign US$	ABS US$	Corp US$	Total

Fair value of written credit derivatives	$—	$—	$(7,798,631)	$—	$(7,798,631)

Maximum potential amount of future payments	—	—	22,464,000	—	22,464,000
Recourse provisions with the third parties any amounts paid under the credit derivative (including any purchased credit protection)(1)	—	—	—	—	—
Collateral held by the Fund or other third parties which the Fund can obtain upon occurrence of triggering event	—	—	—	—	—

(1)

Potential recoveries would include purchased credit derivatives to the extent they offset written credit derivatives which have an identical underlying, or a netting arrangement or credit support annex with the counterparty. There may be other potential recoveries from recourse provisions where agreements cover multiple derivative arrangements but those amounts have not been included.

Maximum Potential Amount of Future Payments by Contract Term

	0-6 Months	6-12 Months	1-5 Years	5-10 Years	>10 Years	Total

Current credit spread* on underlying (in basis points)

SEI Institutional Investments Trust / Annual Report / May 31, 2020	403

NOTES TO FINANCIAL STATEMENTS / CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

May 31, 2020

Maximum Potential Amount of Future Payments by Contract Term

0-100	$—	$—	$—	$—	$—	$—
101-200	—	—	—	—	—	—
201-300	—	—	—	—	—	—
301-400	—	—	—	—	—	—
Greater than 400	—	—	—	—	22,464,000	22,464,000

Total	$—	$—	$—	$—	$22,464,000	$22,464,000

*

The credit spread on the underlying asset is generally indicative of the current status of the underlying risk of the Fund having to perform. The spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a contract. Higher credit spreads with a shorter contract term is indicative of a higher likelihood of performance by the Fund.

The credit spread disclosed above for each reference obligation where the Fund is the seller of protection is a representation of the current payment/performance risk of the swap.

4. DERIVATIVE TRANSACTIONS

The following tables include only Funds that had exposure to more than one type of risk on derivatives held throughout the year. For Funds that held derivatives throughout the period with only one type of risk exposure, additional information can be found on the Schedule of Investments, Consolidated Summary Schedule of Investments or Consolidated Schedule of Investments and the Statements of Operations or Consolidated Statements of Operations.

The fair value of derivative instruments as of May 31, 2020 was as follows ($ Thousands):

	Asset Derivatives		Liability Derivatives

	Statements of Assets and Liabilities/ Consolidated Statement of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities/ Consolidated Statement of Assets and Liabilities Location	Fair Value

U.S. Managed Volatility Fund

Equity contracts	Net Assets — Unrealized appreciation on futures contracts	$988*	Net Assets — Unrealized depreciation on futures contracts	$	—*
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	—	Unrealized loss on forward foreign currency contracts		—

Total derivatives not accounted for as hedging instruments		$988			$—

Global Managed Volatility Fund

Equity contracts	Net Assets — Unrealized appreciation on futures contracts	$1,588*	Net Assets — Unrealized depreciation on futures contracts	$	—*
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	22	Unrealized loss on forward foreign currency contracts		4,910

Total derivatives not accounted for as hedging instruments		$1,610			$4,910

World Equity Ex-US Fund

Equity contracts	Net Assets — Unrealized appreciation on futures contracts	$5,143*	Net Assets — Unrealized depreciation on futures contracts	$	—*
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	1,650	Unrealized loss on forward foreign currency contracts		4,398

Total derivatives not accounted for as hedging instruments		$6,793			$4,398

404	SEI Institutional Investments Trust / Annual Report / May 31, 2020

	Asset Derivatives		Liability Derivatives

	Statements of Assets and Liabilities/ Consolidated Statement of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities/ Consolidated Statement of Assets and Liabilities Location	Fair Value

Screened World Select Equity Ex-US Fund
Equity contracts	Net Assets — Unrealized appreciation on futures contracts	$47*	Net Assets — Unrealized depreciation on futures contracts	$7*
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	—	Unrealized loss on forward foreign currency contracts	27

Total derivatives not accounted for as hedging instruments		$47		$34

World Select Equity Fund
Equity contracts	Net Assets — Unrealized appreciation on futures contracts	$7,942*	Net Assets — Unrealized depreciation on futures contracts	$5,429*
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	1,617	Unrealized loss on forward foreign currency contracts	1,341
	Options purchased, at value	92	Options written, at value	—

Total derivatives not accounted for as hedging instruments		$9,651		$6,770

Core Fixed Income Fund
Interest rate contracts	Net Assets — Unrealized appreciation on futures contracts	$3,683*	Net Assets — Unrealized depreciation on futures contracts	$3,085*
	Net Assets — Unrealized appreciation on swap contracts	2,207†	Net Assets — Unrealized depreciation on swap contracts	25,489†
	Options purchased, at value	467	Options written, at value	798
	Swaptions purchased, at value	2	Swaptions written, at value	—
Credit contracts	Net Assets — Unrealized appreciation on swap contracts	3,297†	Net Assets — Unrealized depreciation on swap contracts	—†
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	512	Unrealized loss on forward foreign currency contracts	596

Total derivatives not accounted for as hedging instruments		$10,168		$29,968

High Yield Bond Fund
Credit contracts	Net Assets — Unrealized appreciation on swap contracts	$23†	Net Assets — Unrealized depreciation on swap contracts	$21†

Total derivatives not accounted for as hedging instruments		$23		$21

Emerging Markets Debt Fund
Interest rate contracts	Net Assets — Unrealized appreciation on swaps contracts	$8,398†	Net Assets — Unrealized depreciation on swap contracts	$4,182†
	Net Assets — Unrealized appreciation on future contracts	2,479*	Net Assets — Unrealized depreciation on future contracts	131*
Credit contracts	Net Assets — Unrealized appreciation on swap contracts	—†	Net Assets — Unrealized depreciation on swap contracts	1,999†
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	16,308	Unrealized loss on forward foreign currency contracts	21,096
	Net Assets — Unrealized appreciation on swap contracts	40	Net Assets — Unrealized depreciation on swap contracts	136†
	Options purchased, at value	29	Options written, at value	—

Total derivatives not accounted for as hedging instruments		$27,254		$27,544

SEI Institutional Investments Trust / Annual Report / May 31, 2020	405

NOTES TO FINANCIAL STATEMENTS / CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

May 31, 2020

	Asset Derivatives		Liability Derivatives
	Statements of Assets and Liabilities/ Consolidated Statement of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities/ Consolidated Statement of Assets and Liabilities Location	Fair Value
Dynamic Asset Allocation Fund
Interest rate contracts	Swaptions purchased, at value	$11,124	Swaptions written, at value	$—
Commodity contracts	Net Assets — Unrealized appreciation		Net Assets — Unrealized depreciation
	on swap contracts	17,846†	on swap contracts	†
Equity contracts	Net Assets — Unrealized appreciation		Net Assets — Unrealized depreciation
	on futures contracts	8,506*	on futures contracts	—*
Foreign exchange contracts	Unrealized gain on forward foreign		Unrealized loss on forward foreign
	currency contracts	250	currency contracts	43
	Options purchased, at value	2,039	Options written, at value	—

Total derivatives not accounted for as hedging instruments		$39,765		$43

Multi-Asset Real Return Fund
Interest rate contracts	Net Assets — Unrealized appreciation		Net Assets — Unrealized depreciation
	on futures contracts	$118*	on futures contracts	$394*
	Net Assets — Unrealized appreciation		Net Assets — Unrealized depreciation
	on swap contracts	1,795†	on swap contracts	5,325†
	Swaptions purchased, at value	500	Swaptions written, at value	188
Equity contracts	Net Assets — Unrealized appreciation		Net Assets — Unrealized depreciation
	on futures contracts	—*	on futures contracts	6,627*
Credit contracts	Net Assets — Unrealized appreciation		Net Assets — Unrealized depreciation
	on swaps contracts	893†	on swaps contracts	7,297†
Commodity contracts	Net Assets — Unrealized appreciation		Net Assets — Unrealized depreciation
	on futures contracts	4,593*	on futures contracts	2,835*
	Net Assets — Unrealized appreciation		Net Assets — Unrealized depreciation
	on swap contracts	91†	on swap contracts	—†
	Options purchased, at value	535	Options written, at value	270
Foreign exchange contracts	Unrealized gain on forward foreign		Unrealized loss on forward foreign
	currency contracts	73	currency contracts	244

Total derivatives not accounted for as hedging instruments		$8,598		$23,180

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedules of Investments, Consolidated Summary Schedule of Investments or Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities.

†

Includes cumulative appreciation/depreciation of swap contracts as reported in the Schedules of Investments, Consolidated Summary Schedule of Investments or Consolidated Schedule of Investments. Market Value is reported within the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities for swap contracts that have paid premiums.

The effect of derivative instruments on the Statements of Operations or Consolidated Statements of Operations for the year ended May 31, 2020.

Amount of realized gain or (loss) on derivatives recognized in income ($ Thousands):

Derivatives Not Accounted for as Hedging Instruments	Swaptions	Options	Futures	Forward Currency Contracts	Swaps	Total
U.S. Managed Volatility Fund

Foreign exchange contracts	$—	$—	$—	$(8)	$—	$(8)
Equity contracts	—	—	(1,449)	—	—	(1,449)
Total	$—	$—	$(1,449)	$(8)	$—	$(1,457)

Global Managed Volatility Fund

Foreign exchange contracts	$—	$—	$—	$15,008	$—	$15,008
Equity contracts	—	—	4,501	—	—	4,501
Total	$—	$—	$4,501	$15,008	$—	$19,509

406	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Derivatives Not Accounted for as Hedging Instruments	Swaptions	Options	Futures	Forward Currency Contracts	Swaps	Total
World Equity Ex-US Fund

Foreign exchange contracts	$—	$—	$—	$4,554	$—	$4,554
Equity contracts	—	—	(1,743)	—	—	(1,743)
Total	$—	$—	$(1,743)	$4,554	$—	$2,811
Screened World Select Equity Ex-US Fund

Interest rate contracts	$—	$—	$—	$3	$—	$3
Equity contracts	—	—	(202)	—	—	(202)
Total	$—	$—	$(202)	$3	$—	$(199)
World Select Equity Fund

Foreign exchange contracts	$—	$(3,003)	$—	$(1,577)	$—	$(4,580)
Equity contracts	—	—	7,167	—	—	7,167
Total	$—	$(3,003)	$7,167	$(1,577)	$—	$2,587
Core Fixed Income Fund

Interest rate contracts	$29	$5,543	$98,852	$—	$(37,905)	$66,519
Foreign exchange contracts	—	—	—	(6,044)	—	(6,044)
Credit contracts	—	—	—	—	752	752
Total	$29	$5,543	$98,852	$(6,044)	$(37,153)	$61,227
High Yield Bond Fund

Credit contracts	$—	$—	$—	$—	$(2,841)	$(2,841)
Total	$—	$—	$—	$—	$(2,841)	$(2,841)
Emerging Markets Debt Fund

Interest rate contracts	$—	$—	$(445)	$—	$4,851	$4,406
Foreign exchange contracts	—	—	—	(12,806)	(819)	(13,625)
Credit contracts	—	—	—	—	101	101
Total	$—	$—	$(445)	$(12,806)	$4,133	$(9,118)
Dynamic Asset Allocation Fund

Interest rate contracts	$—	$—	$—	$—	$(5,871)	$(5,871)
Foreign exchange contracts	—	(91)	—	15,469	—	15,378
Equity contracts	—	—	(53,068)	—	—	(53,068)
Total	$—	$(91)	$(53,068)	$15,469	$(5,871)	$(43,561)
Multi-Asset Real Return Fund

Interest rate contracts	$—	$—	$(11,314)	$—	$582	$(10,732)
Foreign exchange contracts	—	—	—	1,521	—	1,521
Credit contracts	—	—	—	—	3,084	3,084
Equity contracts	—	—	5,228	—	—	5,228
Commodity contracts	—	(81)	(25,634)	—	139	(25,576)
Total	$—	$(81)	$(31,720)	$1,521	$3,805	$(26,475)
Change in unrealized appreciation or (depreciation) on derivatives recognized in income ($ Thousands):
Derivatives Not Accounted for as Hedging Instruments	Swaptions	Options	Futures	Forward Currency Contracts	Swaps	Total
U.S. Managed Volatility Fund

Equity contracts	$—	$—	$992	$—	$—	$992
Total	$—	$—	$992	$—	$—	$992
Global Managed Volatility Fund

Foreign exchange contracts	$—	$—	$—	$(3,874)	$—	$(3,874)
Equity contracts	—	—	2,901	—	—	2,901
Total	$—	$—	$2,901	$(3,874)	$—	$(973)
World Equity Ex-US Fund

Foreign exchange contracts	$—	$—	$—	$(3,889)	$—	$(3,889)
Equity contracts	—	—	8,373	—	—	8,373
Total	$—	$—	$8,373	$(3,889)	$—	$4,484
Screened World Select Equity Ex-US Fund

Foreign exchange contracts	$—	$—	$—	$(27)	$—	$(27)
Equity contracts	—	—	78	—	—	78
Total	$—	$—	$78	$(27)	$—	$51

SEI Institutional Investments Trust / Annual Report / May 31, 2020	407

NOTES TO FINANCIAL STATEMENTS / CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

May 31, 2020

Derivatives Not Accounted for as Hedging Instruments	Swaptions	Options	Futures	Forward Currency Contracts	Swaps	Total
World Select Equity Fund

Foreign exchange contracts	$—	$80	$—	$1,092	$—	$1,172
Equity contracts	—	—	(2,077)	—	—	(2,077)
Total	$—	$80	$(2,077)	$1,092	$—	$(905)
Core Fixed Income Fund

Interest rate contracts	$381	$(468)	$(8,153)	$—	$(12,373)	$(20,613)
Foreign exchange contracts	—	—	—	324	—	324
Credit contracts	252	—	—	—	3,692	3,944
Total	$633	$(468)	$(8,153)	$324	$(8,681)	$(16,345)
High Yield Bond Fund

Interest rate contracts	$—	$—	$—	$—	$178	$178
Credit contracts	—	—	—	—	(542)	(542)
Total	$—	$—	$—	$—	$(364)	$(364)
Emerging Markets Debt Fund

Interest rate contracts	$—	$(347)	$3,427	$—	$856	$3,936
Foreign exchange contracts	—	—	—	(1,294)	—	(1,294)
Credit contracts	—	—	—	—	—	—
Total	$—	$(347)	$3,427	$(1,294)	$856	$2,642
Dynamic Asset Allocation Fund

Foreign exchange contracts	$—	$(1,873)	$—	$(12,148)	$—	$(14,021)
Equity contracts	1,937	—	22,725	—	—	24,662
Commodity contracts	—	—	—	—	20,814	20,814
Total	$1,937	$(1,873)	$22,725	$(12,148)	$20,814	$31,455
Multi-Asset Real Return Fund

Interest rate contracts	$206	$—	$900	$—	$(2,841)	$(1,894)
Foreign exchange contracts	—	—	—	(264)	—	(264)
Credit contracts	—	—	—	—	(6,308)	(6,308)
Equity contracts	—	—	(7,178)	—	—	(7,178)
Commodity contracts	—	(250)	7,151	—	866	7,926
Total	$206	$(250)	$873	$(264)	$(8,283)	$(7,718)

The following table discloses the volume of the Funds’ futures contracts, option contracts, forward foreign currency contracts and swap contracts activity during the year ended May 31, 2020 ($ Thousands):

		Large Cap Disciplined			Extended Market
	Large Cap Fund	Equity Fund	Large Cap Index Fund	S&P 500 Index Fund	Index Fund
Futures Contracts:

Equity Contracts
Average Notional Balance Long	$10,714	$23,077	$22,039	$98,624	$11,871
Ending Notional Balance Long	16,049	13,042	9,413	72,411	4,238

			Small/Mid Cap Equity	U.S. Equity Factor	U.S. Managed
	Small Cap Fund	Small Cap II Fund	Fund	Allocation Fund	Volatility Fund
Futures Contracts:

Equity Contracts
Average Notional Balance Long	$1,001	$1,723	$6,910	$7,746	$18,604
Ending Notional Balance Long	–	209	4,299	13,834	11,484

408	SEI Institutional Investments Trust / Annual Report / May 31, 2020

	Global Managed	World Equity Ex-US	Screened World Equity	World Select Equity
	Volatility Fund	Fund	Ex-US Fund	Fund
Futures Contracts:

Equity Contracts

Average Notional Balance Long	$29,111	$167,346	$1,598	$87,211
Average Notional Balance Short	–	–	–	67,498
Ending Notional Balance Long	31,325	121,152	1,298	73,721
Ending Notional Balance Short	–	–	–	48,684

Forward Foreign Currency Contracts:

Average Notional Balance Long	601,298	199,955	266	452,560
Average Notional Balance Short	601,829	199,615	273	452,887
Ending Notional Balance Long	514,209	297,876	1,066	362,247
Ending Notional Balance Short	519,096	300,624	1,092	361,960

Options:

Currency

Average Notional Balance Long†	–	–	–	61
Ending Notional Balance Long†	–	–	–	68

	Emerging Markets	Opportunistic Income	Core Fixed Income
	Equity Fund	Fund	Fund	High Yield Bond Fund
Futures Contracts:

Equity Contracts

Average Notional Balance Long	$25,563	$–	$–	$–
Ending Notional Balance Long	20,237	–	–	–

Interest Contracts

Average Notional Balance Long	–	3,580	1,894,921	–
Average Notional Balance Short	–	28,294	963,207	–
Ending Notional Balance Long	–	3,473	1,282,270	–
Ending Notional Balance Short	–	33,179	889,048	–

Forward Foreign Currency Contracts:

Average Notional Balance Long	–	–	59,998	–
Average Notional Balance Short	–	–	61,586	–
Ending Notional Balance Long	–	–	41,989	–
Ending Notional Balance Short	–	–	42,073	–

Swaps:

Credit Contracts

Average Notional Balance Long	–	–	–	14,621
Average Notional Balance Short	–	–	174,410	10,029
Ending Notional Balance Short	–	–	256,820	2,839

Interest Contracts

Average Notional Balance	–	–	699,621	–
Ending Notional Balance	–	–	590,419	–

Options:

Interest

Average Notional Balance Long†	–	–	1,512	–
Average Notional Balance Short†	–	–	1,998	–
Ending Notional Balance Long†	–	–	858	–
Ending Notional Balance Short†	–	–	2,160	–

SEI Institutional Investments Trust / Annual Report / May 31, 2020	409

NOTES TO FINANCIAL STATEMENTS / CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

May 31, 2020

		Long Duration Credit	Ultra Short Duration	Emerging Markets
	Long Duration Fund	Fund	Bond Fund	Debt Fund
Futures Contracts:

Equity Contracts

Average Notional Balance Long	$–	$–	$21,689	$–
Average Notional Balance Short	–	–	5,225	–
Ending Notional Balance Long	–	–	37,008	–
Ending Notional Balance Short	–	–	5,445	–

Interest Contracts

Average Notional Balance Long	222,695	496,184	–	81,343
Average Notional Balance Short	100,823	247,799	–	37,279
Ending Notional Balance Long	111,285	156,035	–	64,153
Ending Notional Balance Short	72,679	103,256	–	33,318

Forward Foreign Currency Contracts:

Average Notional Balance Long	–	–	–	1,265,824
Average Notional Balance Short	–	–	–	1,269,711
Ending Notional Balance Long	–	–	–	1,099,645
Ending Notional Balance Short	–	–	–	1,104,066

Swaps:

Credit Contracts
Average Notional Balance Short	–	–	–	4,469
Ending Notional Balance Short	–	–	–	2,769

Interest Contracts
Average Notional Balance	–	–	–	331,208
Ending Notional Balance	–	–	–	286,808

Foreign Exchange Contracts
Average Notional Balance Long	–	–	–	3,054
Average Notional Balance Short	–	–	–	2,839
Ending Notional Balance Long	–	–	–	3,585
Ending Notional Balance Short	–	–	–	3,005

Options:

Currency

Average Notional Balance Long†	–	–	–	376
Ending Notional Balance Long†	–	–	–	376

	Limited Duration	Intermediate Duration	Dynamic Asset	Multi-Asset Real
	Bond Fund	Credit Fund	Allocation Fund	Return Fund
Futures Contracts:

Commodity Contracts

Average Notional Balance Long	$–	$–	$–	$121,189
Average Notional Balance Short	–	–	–	16,742
Ending Notional Balance Long	–	–	–	104,947
Ending Notional Balance Short	–	–	–	13,433

Equity Contracts

Average Notional Balance Long	–	–	81,557	–
Average Notional Balance Short	–	–	41,569	36,985
Ending Notional Balance Short	–	–	139,335	27,186

Interest Contracts

Average Notional Balance Long	69,332	3,405	–	16,461
Average Notional Balance Short	4,326	15,011	–	145,824
Ending Notional Balance Long	–	9,426	–	25,445
Ending Notional Balance Short	12,720	22,911	–	205,008

Forward Foreign Currency Contracts:

Average Notional Balance Long	–	–	749,322	33,838
Average Notional Balance Short	–	–	751,519	33,742
Ending Notional Balance Long	–	–	133,442	19,551
Ending Notional Balance Short	–	–	133,648	19,725

410	SEI Institutional Investments Trust / Annual Report / May 31, 2020

	Limited Duration	Intermediate Duration	Dynamic Asset	Multi-Asset Real
	Bond Fund	Credit Fund	Allocation Fund	Return Fund
Swaps:

Total Return Basket Swaps

Average Notional Balance Long	–	–	43,091	–
Ending Notional Balance Long	–	–	171,915	–

Total Return Contracts

Average Notional Balance Long	–	–	–	38,381
Ending Notional Balance Long	–	–	–	36,191

Credit Contracts

Average Notional Balance Long	–	–	–	75,155
Average Notional Balance Short	–	–	–	21,548
Ending Notional Balance Long	–	–	–	143,050
Ending Notional Balance Short	–	–	–	22,464

Interest Contracts

Average Notional Balance	–	–	–	240,613
Ending Notional Balance	–	–	–	1,885,369

Options:

Commodity

Average Notional Balance Long†	–	–	–	412
Average Notional Balance Short†	–	–	–	174
Ending Notional Balance Long†	–	–	–	642
Ending Notional Balance Short†	–	–	–	278

Equity

Average Notional Balance Long†	–	–	316	–

Interest

Average Notional Balance Long†	–	–	642,931	240
Average Notional Balance Short†	–	–	–	214
Ending Notional Balance Long†	–	–	2,550,870	960
Ending Notional Balance Short†	–	–	–	854

Currency

Average Notional Balance Long†	–	–	1,956	–
Ending Notional Balance Long†	–	–	3,912	–

† Represents cost.

A Fund is subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a specific counterparty entity in the event of a default with respect to all the transactions governed under a single agreement with a specific counterparty entity.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Securities and U.S. dollar cash are generally the preferred forms of collateral. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities/Consolidated Statements of Assets and Liabilities as either a component of investments at value (securities) or deposits due from counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the

SEI Institutional Investments Trust / Annual Report / May 31, 2020	411

NOTES TO FINANCIAL STATEMENTS / CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

May 31, 2020

Statements of Assets and Liabilities/Consolidated Statements of Assets and Liabilities as deposits due to counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Customer Account Agreements and related addendums govern exchange traded derivatives transactions such as futures, options on futures, and centrally cleared swaps. Exchange traded derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the US, counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Fund assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

The following is a summary of the market value and variation margin of exchange-traded or centrally cleared financial derivative instruments of the Funds as of May 31, 2020 ($ Thousands):

		Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased		Swap		Written		Swap
Fund	Options	Futures	Agreements	Total	Options	Futures	Agreements	Total
Large Cap Fund	$ —	$ 14	$ —	$ 14	$ —	$ 2	$ —	$ 2
Large Cap Disciplined Equity Fund	—	29	—	29	—	—	—	—
Large Cap Index Fund	—	13	—	13	—	6	—	6
S&P 500 Index Fund	—	110	—	110	—	—	—	—
Extended Market Index Fund	—	—	—	—	—	39	—	39
Small Cap II Fund	—	—	—	—	—	—	—	—
Small/Mid Cap Equity Fund	—	—	—	—	—	120	—	120
U.S. Equity Factor Allocation Fund	—	21	—	21	—	—	—	—
U.S. Managed Volatility Fund	—	24	—	24	—	—	—	—
Global Managed Volatility Fund	—	26	—	26	—	172	—	172
World Equity Ex-US Fund	—	—	—	—	—	2,568	—	2,568
Screened World Equity Ex-US Fund	—	—	—	—	—	22	—	22
World Select Equity Fund	92	589	—	681	—	799	—	799
Emerging Markets Equity Fund	—	352	—	352	—	—	—	—
Opportunistic Income Fund	—	10	—	10	—	17	—	17
Core Fixed Income Fund	467	3,854	304	4,625	798	1,645	1,987	4,430
High Yield Bond Fund	—	—	3	3	—	—	—	—
Long Duration Fund	—	979	—	979	—	443	—	443
Long Duration Credit Fund	—	729	—	729	—	804	—	804
Ultra Short Duration Bond Fund	—	19	—	19	—	17	—	17
Emerging Markets Debt Fund	—	—	399	399	—	—	246	246
Limited Duration Bond Fund	—	—	—	—	—	43	—	43
Intermediate Duration Credit Fund	—	70	—	70	—	119	—	119
Dynamic Asset Allocation Fund	2,039	235	—	2,274	—	—	—	—
Multi-Asset Real Return Fund	535	1,864	147	2,546	270	1,029	244	1,543

Securities with an aggregate market value of $341,996 ($ Thousands) have been pledged and $117,640 ($ Thousands) in cash has been pledged as collateral for exchange-traded and centrally cleared derivative instruments as of May 31, 2020.

412	SEI Institutional Investments Trust / Annual Report / May 31, 2020

The table below summarizes the collateral pledged by Fund:

	Securities at Aggregate Market Value ($ Thousands)	Cash ($ Thousands)	Total ($ Thousands)
Large Cap Fund	$–	$558	$558
Large Cap Disciplined Equity Fund	120	2,748	2,868
Large Cap Index Fund	–	906	906
S&P 500 Index Fund	–	6,744	6,744
Extended Market Index Fund	–	453	453
Small/Mid Cap Equity Fund	–	1,328	1,328
U.S. Equity Factor Allocation Fund	–	1,492	1,492
U.S. Managed Volatility Fund	–	2,160	2,160
Global Managed Volatility Fund	–	2,603	2,603
World Equity Ex-US Fund	–	23,323	23,323
Screened World Equity Ex-US Fund	–	211	211
World Select Equity Fund	–	19,297	19,297
Emerging Markets Equity Fund	–	2,635	2,635
Opportunistic Income Fund	342	90	432
Core Fixed Income Fund	37,451	11,515	48,966
High Yield Bond Fund	–	788	788
Long Duration Fund	3,110	583	3,693
Long Duration Credit Fund	4,479	560	5,039
Ultra Short Duration Bond Fund	–	99	99
Emerging Markets Debt Fund	–	12,867	12,867
Limited Duration Bond Fund	358	–	358
Intermediate Duration Credit Fund	457	–	457
Dynamic Asset Allocation Fund	–	11,100	11,100
Multi-Asset Real Return Fund	302,133	15,580	317,713
Total	$348,450	$117,640	$466,090

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement.

Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add additional counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third party custodian.

The following is a summary by derivative type of the market value of OTC financial derivative instruments and collateral (received) pledged as of May 31, 2020 ($ Thousands):

	Financial Derivative Assets				Financial Derivative Liabilities
Global Managed Volatility Fund	Forward Foreign Currency Contracts	Purchased Options and Swaptions	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options and Swaptions	Swap Agreements	Reverse Repurchase Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received) Pledged(1)	Net Exposures(2)
Brown Brothers Harriman	$ 22	$ —	$ —	$ 22	$ 4,910	$ —	$ —	$ —	$ 4,910	$(4,888)	$ —	$(4,888)
Total Over the Counter	$ 22	$ —	$ —	$ 22	$ 4,910	$ —	$ —	$ —	$ 4,910

	Financial Derivative Assets				Financial Derivative Liabilities
World Equity Ex-US Fund	Forward Foreign Currency Contracts	Purchased Options and Swaptions	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options and Swaptions	Swap Agreements	Reverse Repurchase Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received) Pledged(1)	Net Exposures(2)
Barclays PLC	$ 417	$ —	$ —	$ 417	$ 180	$ —	$ —	$ —	$ 180	$ 237	$ —	$ 237
Citigroup	571	—	—	571	456	—	—	—	456	115	—	115
Credit Suisse	—	—	—	—	21	—	—	—	21	(21)	—	(21)
HSBC	95	—	—	95	—	—	—	—	—	95	—	95
Morgan Stanley	181	—	—	181	3,527	—	—	—	3,527	(3,346)	2,790	(556)
RBS	386	—	—	386	214	—	—	—	214	172	—	172
Total Over the Counter	$ 1,650	$ —	$ —	$ 1,650	$ 4,398	$ —	$ —	$ —	$ 4,398

SEI Institutional Investments Trust / Annual Report / May 31, 2020	413

NOTES TO FINANCIAL STATEMENTS / CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

May 31, 2020

	Financial Derivative Assets				Financial Derivative Liabilities
Screened World Select Equity Ex-US Fund	Forward Foreign Currency Contracts	Purchased Options and Swaptions	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options and Swaptions	Swap Agreements	Reverse Repurchase Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received) Pledged(1)	Net Exposures(2)
Brown Brothers Harriman	$ —	$ —	$ —	$ —	$ 27	$ —	$ —	$ —	$ 27	$(27)	$ —	$ (27)
Total Over the Counter	$ —	$ —	$ —	$ —	$ 27	$ —	$ —	$ —	$ 27

	Financial Derivative Assets				Financial Derivative Liabilities
World Select Equity Fund	Forward Foreign Currency Contracts	Purchased Options and Swaptions	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options and Swaptions	Swap Agreements	Reverse Repurchase Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received) Pledged(1)	Net Exposures(2)
Brown Brothers Harriman	$ 1,617	$ —	$ —	$ 1,617	$ 1,341	$ —	$ —	$ —	$ 1,341	$ 276	$ —	$ 276
Total Over the Counter	$ 1,617	$ —	$ —	$ 1,617	$ 1,341	$ —	$ —	$ —	$ 1,341

	Financial Derivative Assets				Financial Derivative Liabilities
Core Fixed Income Fund	Forward Foreign Currency Contracts	Purchased Options and Swaptions	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options and Swaptions	Swap Agreements	Reverse Repurchase Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received) Pledged(1)	Net Exposures(2)
BNP Paribas	$ 16	$ —	$ —	$ 16	$ 120	$ —	$ —	$ —	$ 120	$ (104)	$ —	$ (104)
Citigroup	216	—	—	216	390	—	—	—	390	(174)	—	(174)
Goldman Sachs	—	—	—	—	86	—	—	—	86	(86)	—	(86)
Morgan Stanley	280	2	—	282	—	—	—	—	—	282	—	282
Total Over the Counter	$ 512	$ 2	$ —	$ 514	$ 596	$ —	$ —	$ —	$ 596

	Financial Derivative Assets				Financial Derivative Liabilities
Emerging Markets Debt Fund	Forward Foreign Currency Contracts	Purchased Options and Swaptions	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options and Swaptions	Swap Agreements	Reverse Repurchase Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received) Pledged(1)	Net Exposures(2)
Barclays PLC	$ 144	$ —	$ —	$ 144	$ 1,074	$ —	$ —	$ —	$ 1,074	$ (930)	$ 930	$ —
Brown Brothers Harriman	—	—	—	—	2	—	—	—	2	(2)	—	(2)
Citigroup	6,396	—	172	6,568	5,847	—	—	—	5,847	721	—	721
Goldman Sachs	2,732	—	3,596	6,328	3,506	—	97	—	3,603	2,725	—	2,725
JPMorgan Chase Bank	6,056	—	1,220	7,276	6,517	—	2,064	—	8,581	(1,305)	1,305	—
Merrill Lynch	46	—	—	46	3	—	—	—	3	43	—	43
Standard Bank	578	—	—	578	1,323	—	—	—	1,323	(745)	—	(745)
Standard Chartered	145	—	—	145	2,709	—	—	—	2,709	(2,564)	2,564	—
State Street	211	—	—	211	115	—	—	—	115	96	—	96
Total Over the Counter	$ 16,308	$ —	$ 4,988	$ 21,296	$ 21,096	$ —	$ 2,161	$ —	$ 23,257

	Financial Derivative Assets				Financial Derivative Liabilities
Dynamic Asset Allocation Fund	Forward Foreign Currency Contracts	Purchased Options and Swaptions	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options and Swaptions	Swap Agreements	Reverse Repurchase Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received) Pledged(1)	Net Exposures(2)
Bank of America	$ 250	$ 11,124	$ —	$ 11,374	$ 43	$ —	$ —	$ —	$ 43	$ 11,331	$ —	$ 11,331
BNP Paribas	—	—	17,846	17,846	—	—	—	—	—	17,846	—	17,846
Total Over the Counter	$ 250	$ 11,124	$ 17,846	$ 29,220	$ 43	$ —	$ —	$ —	$ 43

	Financial Derivative Assets				Financial Derivative Liabilities
Multi-Asset Real Return Fund	Forward Foreign Currency Contracts	Purchased Options and Swaptions	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options and Swaptions	Swap Agreements	Reverse Repurchase Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received) Pledged(1)	Net Exposures(2)
Bank of America	$ —	$ —	$ —	$ —	$ —	$ 188	$ —	$ —	$ 188	$ (188)	$ —	$ (188)
Brown Brothers Harriman	4	—	—	4	36	—	—	—	36	(32)	32	—
Chase Securities	—	—	—	—	—	—	—	62,720	62,720	(62,720)	—	(62,720)
Citigroup	—	—	853	853	74	—	2,724	—	2,798	(1,945)	—	(1,945)
Credit Suisse	—	—	—	—	—	—	1,069	—	1,069	(1,069)	—	(1,069)

414	SEI Institutional Investments Trust / Annual Report / May 31, 2020

	Financial Derivative Assets				Financial Derivative Liabilities
Multi-Asset Real Return Fund	Forward Foreign Currency Contracts	Purchased Options and Swaptions	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options and Swaptions	Swap Agreements	Reverse Repurchase Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received) Pledged(1)	Net Exposures(2)

Deutsche Bank	—	—	—	—	—	—	295	—	295	(295)	—	(295)
Goldman Sachs	69	—	—	69	10	—	1,019	—	1,029	(960)	—	(960)
HSBC	—	—	—	—	54	—	—	176,523	176,577	(176,577)	—	(176,577)
JPMorgan Chase	—	—	—	—	68	—	223	—	291	(291)	—	(291)
Macquarie Bank Limited	—	—	34	34	—	—	—	—	—	34	—	34
Merrill Lynch	—	—	34	34	—	—	—	—	—	34	—	34
Morgan Stanley	—	500	—	500	—	—	—	—	—	500	(500)	—
RBS	—	—	—	—	2	—	—	—	2	(2)	—	(2)
Societe Generale	—	—	23	23	—	—	—	—	—	23	—	23

Total Over the Counter	$ 73	$ 500	$ 944	$ 1,517	$ 244	$ 188	$ 5,330	$ 239,243	$ 245,005

(1)	Excess collateral pledged is not shown for financial reporting purposes.

(2)

Net Exposures represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity.

5. BASIS FOR CONSOLIDATION FOR THE DYNAMIC ASSET ALLOCATION AND MULTI-ASSET REAL RETURN FUNDS

The Consolidated Summary Schedule of Investments, Consolidated Schedule of Investments, Consolidated Statements of Assets and Liabilities, Consolidated Statements of Operations, Consolidated Statements of Changes in Net Assets, Consolidated Statement of Cash Flows, and the Consolidated Financial Highlights of the Dynamic Asset Allocation and Multi-Asset Real Return Funds include the accounts of their respective Subsidiaries. All intercompany accounts and transactions have been eliminated in consolidation for the Funds. The Subsidiaries have a fiscal year end of May 31 for financial statement consolidation purposes and a nonconforming tax year end of April 30.

The Subsidiaries are classified as controlled foreign corporations under the Internal Revenue Code of 1986 (“IRC”). The Subsidiaries taxable income is included in the calculation of the Funds’ taxable income. Net losses of the Subsidiaries are not deductible by the Funds either in the current period or carried forward to future periods.

The Dynamic Asset Allocation and Multi-Asset Real Return Funds may invest up to 25% of their total assets in their respective Subsidiary.

A summary of the Funds’ investments in the Subsidiaries are as follows:

	Inception Date of Subsidiary	Subsidiary Net Assets at May 31, 2020 ($ Thousands)	% of Total Net Assets at May 31, 2020
Dynamic Asset Allocation Commodity Strategy Subsidiary, Ltd.	January 28, 2014	$143,093	8.31%

Multi-Asset Real Return Commodity Strategy Subsidiary, Ltd.	June 27, 2013	$130,492	17.30%

6. INVESTMENT ADVISORY, ADMINISTRATION AND DISTRIBUTION AGREEMENTS, INVESTMENT SUBADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory, Administration and Distribution Agreements — SEI Investments Global Funds Services (the “Administrator”) serves as administrator to the Funds. The Administrator provides certain administrative and shareholder servicing for an annual fee of 0.05% of the average daily net assets of each Fund. For the year ended May 31, 2020, the Administrator has voluntarily agreed to waive all of its fee. The Funds’ Administrator may discontinue all or part of these voluntary waiver at any time.

SIMC serves as investment adviser (the “Adviser”) to each Fund. In connection with serving as Adviser, SIMC is entitled to a fee that is calculated daily and paid monthly, based on the average daily net assets of each Fund. SIMC plans to voluntarily waive a portion of its fees in order to keep investment advisory fees at a specified level. The Funds’ Adviser may discontinue all or part of these voluntary waivers at any time.

SEI Institutional Investments Trust / Annual Report / May 31, 2020	415

NOTES TO FINANCIAL STATEMENTS / CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

May 31, 2020

Accordingly, the advisory fee and voluntary expense limitations for each Fund are as follows:

	Advisory Fees	Investment Advisory Fees After Fee Waivers
Large Cap Fund	0.40%	0.16%
Large Cap Disciplined Equity Fund	0.40	0.16
Large Cap Index Fund	0.05	0.01
S&P 500 Index Fund	0.03	0.01
Extended Market Index Fund	0.12	0.03
Small Cap Fund	0.65	0.43
Small Cap II Fund	0.65	0.42
Small/Mid Cap Equity Fund	0.65	0.39
U.S. Equity Factor Allocation Fund	0.25	0.00
U.S. Managed Volatility Fund	0.65	0.18
Global Managed Volatility Fund	0.65	0.22
World Equity Ex-US Fund	0.55	0.28
Screened World Equity Ex-US Fund	0.65	0.25
World Select Equity Fund	0.55	0.29
Emerging Markets Equity Fund(1)	1.05	0.54
Opportunistic Income Fund	0.45	0.22
Core Fixed Income Fund	0.30	0.10
High Yield Bond Fund	0.4875	0.27
Long Duration Fund	0.30	0.13
Long Duration Credit Fund	0.30	0.13
Ultra Short Duration Bond Fund	0.15	0.10
Emerging Markets Debt Fund	0.85	0.37
Real Return Fund	0.22	0.00
Limited Duration Bond Fund	0.25	0.09
Intermediate Duration Credit Fund	0.25	0.13
Dynamic Asset Allocation Fund	0.60	0.06
Multi-Asset Real Return Fund	0.55	0.18

(1)

Effective September 30, 2019, SIMC, the Fund’s investment adviser, has contractually agreed to waive or reduce its management fee for a period of one year as necessary to keep the management fee paid by the Fund during the fiscal year from exceeding 0.95%. This fee waiver agreement shall remain in effect until September 30, 2020 and, unless earlier terminated, shall be automatically renewed for successive one-year periods thereafter. The agreement may be amended or terminated only with the consent of the Board of Trustees.

As of May 31, 2020, SIMC has entered into investment sub-advisory agreements with the following parties and pays the sub-advisers out of the fee that it receives from the Funds:

Investment Sub-Adviser

Large Cap Fund

AJO, LP

Coho Partners, Ltd.

Fred Alger Management, Inc.

LSV Asset Management*

Mar Vista Investment Partners, LLC

Schafer Cullen Capital Management, Inc.

Large Cap Disciplined Equity Fund

AJO, L.P.

Ceredex Value Advisors, LLC

Coho Partners, Ltd.

Mackenzie Investments Corporation

QMA, LLC

Large Cap Index Fund

SSGA Funds Management, Inc.

S&P 500 Index Fund

SSGA Funds Management, Inc.

Extended Market Index Fund

SSGA Funds Management, Inc.

Small Cap Fund

Axiom International Investors, LLC

EAM Investors, LLC

Falcon Point Capital, LLC

Los Angeles Capital Management and Equity Research,

Inc.

LSV Asset Management*

Martingale Asset Management L.P.

Small Cap II Fund

ArrowMark Colorado Holdings, LLC

Copeland Capital Management, LLC

EAM Investors, LLC

LMCG Investments, LLC

Los Angeles Capital Management and Equity Research,

Inc.

Snow Capital Management, L.P.

Small/Mid Cap Equity Fund

361 Capital, LLC

ArrowMark Colorado Holdings, LLC

Axiom International Investors, LLC

Cardinal Capital Management, LLC

Copeland Capital Management, LLC

LSV Asset Management*

U.S. Managed Volatility Fund

LSV Asset Management*

Wells Capital Management, Inc.

Global Managed Volatility Fund

Acadian Asset Management, LLC

LSV Asset Management*

Wells Capital Management, Inc.

World Equity Ex-US Fund

Acadian Asset Management, LLC

AllianceBernstein, L.P.

Baillie Gifford Overseas Ltd.

J O Hambro Capital Management Limited

McKinley Capital Management, LLC

Wells Capital Management, Inc.

Screened World Equity Ex-US Fund

Acadian Asset Management LLC

Baillie Gifford Overseas Ltd.

McKinley Capital Management, LLC

Wells Capital Management, Inc.

World Select Equity Fund

AS Trigon Asset Management

Fiera Capital Inc.

Fondmaeglerselskabet Maj Invest A/S

INTECH Investment Management LLC

416	SEI Institutional Investments Trust / Annual Report / May 31, 2020

LSV Asset Management*

Mackenzie Investments

Metropole Gestion SA

Poplar Forest Capital LLC

Rhicon Currency Management Pte Ltd.

Sompo Japan Nipponkoa Asset Management Co., Ltd.

Towle & Co.

Emerging Markets Equity Fund

AllianceBernstein L.P.

Causeway Capital Management LLC

J O Hambro Capital Management Limited

KBI Global Investors (North America) Ltd.

RWC Asset Advisor (US) LLC

WCM Investment Management

Opportunistic Income Fund

Ares Management, LLC

Manulife Investment Management (US), LLC

Schroder Investment Management North America, Inc.

Wellington Management Company, LLP

Core Fixed Income Fund

Jennison Associates LLC

MetLife Investment Management, LLC

Metropolitan West Asset Management, LLC

Wells Capital Management, Inc.

Western Asset Management Company

Wester Asset Management Company Limited

High Yield Bond Fund

Ares Management, LLC

Benefit Street Partners, LLC

Brigade Capital Management, LP

J.P. Morgan Investment Management, Inc.

T. Rowe Price Associates, Inc.

Long Duration Fund

Income Research & Management

Jennison Associates LLC

Legal & General Investment Management Americas, Inc.

Metropolitan West Asset Management LLC

Long Duration Credit Fund

Income Research & Management

Jennison Associates LLC

Legal & General Investment Management America, Inc.

MetLife Investment Management, LLC

Metropolitan West Asset Management LLC

Ultra Short Duration Bond Fund

MetLife Investment Management, LLC

Wellington Management Company, LLP

Emerging Markets Debt Fund

Colchester Global Investors Limited

Marathon Asset Management L.P.

Ninety One UK Limited

Neuberger Berman Investment Advisers, LLC

Stone Harbor Investment Partners, L.P.

Limited Duration Bond Fund

MetLife Investment Management, LLC

Metropolitan West Asset Management LLC

Intermediate Duration Credit Fund

Income Research & Management

Legal & General Investment Management America, Inc.

MetLife Investment Management, LLC

Dynamic Asset Allocation Fund

SSGA Funds Management, Inc.

Multi-Asset Real Return Fund

AllianceBernstein L.P.

Columbia Management Investments

Credit Suisse Asset Management, LLC

QS Investors, LLC

* Affiliated

SEI Investments Distribution Co. (the “Distributor”), a wholly owned subsidiary of SEI Investments Company (“SEI”), serves as each Fund’s Distributor pursuant to a Distribution Agreement with the Trust.

Other — The Distribution Agreement between the Distributor and the Trust provides that the Distributor may receive compensation on fund transactions effected for the Trust in accordance with Securities and Exchange Commission (“SEC”) rules. Accordingly, it is expected that fund transactions may result in brokerage commissions being paid to the Distributor. The SEC rules require that such commissions not exceed usual and customary commissions.

Such commissions for the year ended May 31, 2020, were as follows ($ Thousands):

U.S. Equity Factor Allocation Fund	93
World Select Equity Fund	20

Payments to Affiliates — Certain officers and/or trustees of the Trust are also officers and/or Directors of the Distributor, the Adviser and/or the Administrator. The Trust pays each unaffiliated Trustee an annual fee for attendance at quarterly and interim meetings. Compensation of officers and affiliated Trustees of the Trust is paid by the Distributor or Administrator.

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Adviser, sub-advisers and service providers as required by SEC regulations.

LSV Asset Management (partially-owned subsidiary of SIMC) serves as a sub-adviser to the Large Cap, Small Cap, Small/Mid Cap Equity, U.S. Managed Volatility, Global Managed Volatility and Intermediate Duration Credit Funds. For this service, LSV Asset Management is entitled to receive a fee from SIMC. Such fees for the year ended May 31, 2020, were as follows ($ Thousands):

Large Cap Fund	$355

SEI Institutional Investments Trust / Annual Report / May 31, 2020	417

NOTES TO FINANCIAL STATEMENTS / CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

May 31, 2020

Small Cap Fund	371
Small/Mid Cap Equity Fund	1,111
Global Managed Volatility Fund	3,310
U.S. Managed Volatility Fund	1,789
World Select Equity Fund	129

Fees Paid Indirectly — The Funds may direct certain fund trades to the Distributor who pays a portion of each Fund’s expenses. Accordingly, the expenses reduced, which were used to pay third party expenses, can be found on the Statements of Operations or Consolidated Statement of Operations and the effect on each Fund’s expense ratio, as a percentage of each Fund’s average daily net assets for the year ended May 31, 2020, can be found on the Financial Highlights or Consolidated Financial Highlights.

Investment in Affiliated Security — The Funds may invest in the SEI Daily Income Trust (“SDIT”) Government Fund, an affiliated money market fund to manage excess cash or to serve as margin or collateral for derivative positions. Additionally, the Funds may invest the cash collateral from the securities lending program in the SEI Liquidity Fund, L.P.

A Fund may purchase companies with which it is affiliated to the extent these companies are represented in its benchmark index.

Interfund Lending — The SEC has granted an exemption that permits the Trust to participate in an interfund lending program (“The Program”) with existing or future investment companies registered under the 1940 Act that are advised by SIMC (the “SEI Funds”). The Program allows the SEI Funds to lend money to and borrow money from each other for temporary or emergency purposes. Participation in The Program is voluntary for both borrowing and lending funds.

Interfund loans may be made only when the rate of interest to be charged is more favorable to the lending fund than an investment in overnight repurchase agreements (“Repo Rate”), and more favorable to the borrowing fund than the rate of interest that would be charged by a bank for short-term borrowings (“Bank Loan Rate”). The Bank Loan Rate will be determined using a formula annually reviewed by the SEI Funds’ Board of Trustees. The interest rate imposed on inter-fund loans is the average of the Repo Rate and the Bank Loan Rate.

During the year ended May 31, 2020, the Trust borrowed from SEI Institutional Managed Trust, Long Duration Credit Fund. The amount borrowed, interest paid on the borrowing and the corresponding interest rate were as follows ($ Thousands):

Fund	Date	Amount Borrowed	Interest Paid	Rate
Long Duration Credit Fund	3/20/2020	$6,250,000	$191	1.10%

At May 31, 2020, the Trust had no outstanding borrowings.

7. CAPITAL SHARE TRANSACTIONS

Capital share transactions for the Funds were as follows (Thousands):

	Large Cap Fund		Large Cap Disciplined Equity Fund		Large Cap Index Fund		S&P 500 Index Fund
	6/1/2019 to 5/31/2020	6/1/2018 to 5/31/2019	6/1/2019 to 5/31/2020	6/1/2018 to 5/31/2019	6/1/2019 to 5/31/2020	6/1/2018 to 5/31/2019	6/1/2019 to 5/31/2020	6/1/2018 to 5/31/2019
Class A:
Shares Issued	8,333	11,152	11,247	19,510	2,492	1,213	99,518	48,473
Shares Issued in Lieu of Dividends and Distributions	7,268	20,723	19,706	55,692	1,589	1,655	9,053	12,171
Shares Redeemed	(22,129)	(30,186)	(83,861)	(103,456)	(2,789)	(3,389)	(112,404)	(76,938)
Total Increase (Decrease) in Net Assets Derived from Class A Transactions	(6,528)	1,689	(52,908)	(28,254)	1,292	(521)	(3,833)	(16,294)

	Extended Market Index Fund		Small Cap Fund		Small Cap II Fund		Small/Mid Cap Equity Fund
	6/1/2019 to 5/31/2020	6/1/2018 to 5/31/2019	6/1/2019 to 5/31/2020	6/1/2018 to 5/31/2019	6/1/2019 to 5/31/2020	6/1/2018 to 5/31/2019	6/1/2019 to 5/31/2020	6/1/2018 to 5/31/2019
Class A:
Shares Issued	30,732	14,879	3,402	2,457	7,323	3,415	16,185	12,969
Shares Issued in Lieu of Dividends and Distributions	3,050	3,703	1,067	4,613	1,625	7,369	7,102	24,522
Shares Redeemed	(17,062)	(16,491)	(4,799)	(7,553)	(7,934)	(10,293)	(42,836)	(39,901)
Total Increase (Decrease) in Net Assets Derived from Class A Transactions	16,720	2,091	(330)	(483)	1,014	491	(19,549)	(2,410)

418	SEI Institutional Investments Trust / Annual Report / May 31, 2020

	U.S. Equity Factor Allocation Fund		U.S. Managed Volatility Fund		Global Managed Volatility Fund		World Equity Ex-US Fund
	6/1/2019 to 5/31/2020	6/1/2018 to 5/31/2019	6/1/2019 to 5/31/2020	6/1/2018 to 5/31/2019	6/1/2019 to 5/31/2020	6/1/2018 to 5/31/2019	6/1/2019 to 5/31/2020	6/1/2018 to 5/31/2019
Class A:
Shares Issued	6,875	65,721	25,783	13,680	66,064	58,552	108,154	137,216
Shares Issued in Lieu of Dividends and Distributions	1,565	884	5,791	15,196	10,106	14,165	16,182	34,987
Shares Redeemed	(23,348)	(5,954)	(22,403)	(27,874)	(40,527)	(44,054)	(118,366)	(104,014)
Total Increase (Decrease) in Net Assets Derived from Class A Transactions	(14,908)	60,651	9,171	1,002	35,643	28,663	5,970	68,189

	Screened World Equity Ex-US Fund		World Select Equity Fund		Emerging Markets Equity Fund		Opportunistic Income Fund
	6/1/2019 to 5/31/2020	6/1/2018 to 5/31/2019	6/1/2019 to 5/31/2020	6/1/2018 to 5/31/2019	6/1/2019 to 5/31/2020	6/1/2018 to 5/31/2019	6/1/2019 to 5/31/2020	6/1/2018 to 5/31/2019
Class A:
Shares Issued	915	1,396	7,611	8,205	30,204	21,718	13,099	16,715
Shares Issued in Lieu of Dividends and Distributions	149	241	2,286	10,571	2,023	10,554	6,172	7,210
Shares Redeemed	(595)	(1,761)	(60,153)	(23,361)	(23,703)	(17,820)	(63,916)	(80,038)
Total Increase (Decrease) in Net Assets Derived from Class A Transactions	469	(124)	(50,256)	(4,585)	8,524	14,452	(44,645)	(56,113)

	Core Fixed Income Fund		High Yield Bond Fund		Long Duration Fund		Long Duration Credit Fund
	6/1/2019 to 5/31/2020	6/1/2018 to 5/31/2019	6/1/2019 to 5/31/2020	6/1/2018 to 5/31/2019	6/1/2019 to 5/31/2020	6/1/2018 to 5/31/2019	6/1/2019 to 5/31/2020	6/1/2018 to 5/31/2019
Class A:
Shares Issued	160,830 †	119,337	38,424	31,311	8,898	48,306	34,641	61,447
Shares Issued in Lieu of Dividends and Distributions	27,006	21,747	21,532	22,357	12,603	10,139	13,470	16,457
Shares Redeemed	(187,134)	(116,431)	(72,748)	(72,997)	(52,117)	(132,696)	(87,404)	(85,717)
Total Increase (Decrease) in Net Assets Derived from Class A Transactions	702	24,653	(12,792)	(19,329)	(30,616)	(74,251)	(39,293)	(7,813)

	Ultra Short Duration Bond Fund		Emerging Markets Debt Fund		Real Return Fund		Limited Duration Bond Fund
	6/1/2019 to 5/31/2020	6/1/2018 to 5/31/2019	6/1/2019 to 5/31/2020	6/1/2018 to 5/31/2019	6/1/2019 to 5/31/2020	6/1/2018 to 5/31/2019	6/1/2019 to 5/31/2020	6/1/2018 to 5/31/2019
Class A:
Shares Issued	28,567	17,984	32,675	41,207	10,154	16,015	28,664	39,439
Shares Issued in Lieu of Dividends and Distributions	1,160	1,281	7,325	3,730	699	487	3,212	3,893
Shares Redeemed	(16,196)	(23,065)	(52,289)	(48,257)	(9,504)	(5,100)	(59,045)	(30,958)
Total Increase (Decrease) in Net Assets Derived from Class A Transactions	13,531	(3,800)	(12,289)	(3,320)	1,349	11,402	(27,169)	12,374

	Intermediate Duration Credit Fund		Dynamic Asset Allocation Fund		Multi-Asset Real Return Fund
	6/1/2019 to 5/31/2020	6/1/2018 to 5/31/2019	6/1/2019 to 5/31/2020	6/1/2018 to 5/31/2019	6/1/2019 to 5/31/2020	6/1/2018 to 5/31/2019
Class A:
Shares Issued	48,596	86,774	10,494	8,555	18,326	18,097
Shares Issued in Lieu of Dividends and Distributions	8,802	9,426	11,538	2,153	2,347	3,834
Shares Redeemed	(54,319)	(68,334)	(50,072)	(20,120)	(35,354)	(26,271)
Total Increase (Decrease) in Net Assets Derived from Class A Transactions	3,079	27,866	(28,040)	(9,412)	(14,681)	(4,340)

† Includes subscriptions as a result of an in-kind transfer of securities (see Note 11).

8. INVESTMENT TRANSACTIONS

The cost of security purchases and proceeds from the sale and maturities of securities other than temporary cash investments, during the year ended May 31, 2020, were as follows:

	U.S. Gov’t ($ Thousands)	Other ($ Thousands)	Total ($ Thousands)
Large Cap Fund
Purchases	$—	$765,963	$765,963
Sales	—	948,026	948,026
Large Cap Disciplined Equity Fund
Purchases	—	2,333,723	2,333,723
Sales	—	3,113,311	3,113,311

SEI Institutional Investments Trust / Annual Report / May 31, 2020	419

NOTES TO FINANCIAL STATEMENTS / CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

May 31, 2020

	U.S. Gov’t	Other	Total
	($ Thousands)	($ Thousands)	($ Thousands)
Large Cap Index Fund
Purchases	—	525,288	525,288
Sales	—	569,106	569,106
S&P 500 Index Fund
Purchases	—	1,434,887	1,434,887
Sales	—	1,587,412	1,587,412
Extended Market Index Fund
Purchases	—	973,782	973,782
Sales	—	679,903	679,903
Small Cap Fund
Purchases	—	332,550	332,550
Sales	—	351,141	351,141
Small Cap II Fund
Purchases	—	489,363	489,363
Sales	—	501,361	501,361
Small/Mid Cap Equity Fund
Purchases	—	1,275,235	1,275,235
Sales	—	1,547,812	1,547,812
U.S. Equity Factor Allocation Fund
Purchases	—	303,228	303,228
Sales	—	474,616	474,616
U.S. Managed Volatility Fund
Purchases	—	769,200	769,200
Sales	—	695,232	695,232
Global Managed Volatility Fund
Purchases	—	1,567,202	1,567,202
Sales	—	1,207,450	1,207,450
World Equity Ex-US Fund
Purchases	—	7,578,954	7,578,954
Sales	—	7,716,757	7,716,757
Screened World Equity Ex-US Fund
Purchases	—	78,779	78,779
Sales	—	75,802	75,802
World Select Equity Fund
Purchases	—	405,137	405,137
Sales	—	889,324	889,324
Emerging Markets Equity Fund
Purchases	—	699,465	699,465
Sales	—	584,715	584,715
Opportunistic Income Fund(1)
Purchases	53,296	216,380	269,676
Sales	80,047	445,100	525,147
Core Fixed Income Fund
Purchases	23,910,799	3,092,560	27,003,359
Sales	24,555,994	2,694,924	27,250,918
High Yield Bond Fund
Purchases	1,141	1,729,975	1,731,116
Sales	1,116	1,811,252	1,812,368
Long Duration Fund
Purchases	1,092,327	401,313	1,493,640
Sales	1,296,576	492,343	1,788,919
Long Duration Credit Fund
Purchases	1,732,706	1,261,579	2,994,285
Sales	1,897,115	1,440,218	3,337,333
Ultra Short Duration Bond Fund
Purchases	86,410	181,208	267,618
Sales	57,365	182,813	240,178
Emerging Markets Debt Fund
Purchases	4,522	1,786,805	1,791,327

	U.S. Gov’t	Other	Total
	($ Thousands)	($ Thousands)	($ Thousands)
Sales	7,918	1,780,577	1,788,495
Real Return Fund
Purchases	151,233	—	151,233
Sales	145,511	—	145,511
Limited Duration Bond Fund
Purchases	1,349,678	506,176	1,855,854
Sales	1,309,677	652,172	1,961,849
Intermediate Duration Credit Fund
Purchases	2,419,898	1,660,439	4,080,337
Sales	2,553,022	1,492,482	4,045,504
Dynamic Asset Allocation Fund
Purchases	—	187,774	187,774
Sales	—	1,076,352	1,076,352
Multi-Asset Real Return Fund
Purchases	320,946	175,454	496,400
Sales	374,072	196,749	570,821

(1) Includes 17a-7 related transactions of $(51) (thousands).

9. FEDERAL TAX INFORMATION

It is each Fund’s intention to qualify for or continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income (including net capital gains). Accordingly, no provision for Federal income taxes is required.

The Dynamic Asset Allocation and Multi-Asset Real Return Funds have each requested private letter rulings from the Internal Revenue Service (“IRS”) concluding that the income generated from their investment in their respective Subsidiaries, each of which invests in commodity-linked derivatives, will be “qualifying income” for regulated investment company (“RIC”) qualification purposes, regardless of whether actual distributions are made to the Funds by the respective Subsidiary.

In July 2011, the IRS suspended the issuance of private letter rulings regarding the investment by RICs into controlled foreign corporations which principally invest in commodities, such as the Subsidiaries, indicating that it was reconsidering its policies surrounding the issuance of these rulings. The Dynamic Asset Allocation and Multi-Asset Real Return Funds have secured an opinion of counsel based on customary representations that actual distributions made to the Funds should be treated as “qualifying income”. The Treasury released a proposed regulation in October of 2016 stating that income inclusion from a controlled foreign corporation is treated as dividends i.e. qualifying income only to the extent that the Funds received cash distributions from the subsidiary. The distribution requirement is consistent with the Funds’ policy. The Treasury released a final regulation in March 2019 reversing its position on the proposed regulation by removing the cash distribution requirement. As a conservative measure, the

420	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Funds will continue to follow their existing distribution policy.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital or distributable earnings (loss), as appropriate, in the period that the differences arise.

The permanent differences primarily consist of foreign currency translation, reclassification of long term capital gain distribution on REITs, investments in publicly traded partnerships, investments in PFICs, paydown gain/

loss on mortgage and asset-backed securities and investments in swaps and distribution reclassification. The permanent differences that are credited or charged to paid-in capital and distributable earnings (accumulated loss) as of May 31, 2020 are primarily related to distribution in excess of net investment income.

	Distributable Earnings (Accumulated Loss) ($ Thousands)	Paid-in- Capital ($ Thousands)
Screened World Equity Ex-US Fund	$528	$(528)

These reclassifications have no impact on net assets or net asset value per share.

The tax character of dividends and distributions paid during the last two years or periods ended May 31, were as follows:

		Ordinary Income ($ Thousands)	Long-term Capital Gain ($ Thousands)	Distributions ($ Thousands)	Total ($ Thousands)
Large Cap Fund
	2020	$ 27,498	$ 83,436	$ —	$ 110,934
	2019	83,505	215,389	—	298,894
Large Cap Disciplined Equity Fund
	2020	31,591	184,542	—	216,133
	2019	108,507	459,588	—	568,095
Large Cap Index Fund
	2020	34,032	245,383	—	279,415
	2019	45,210	237,665	—	282,875
S&P 500 Index Fund
	2020	94,971	53,774	—	148,745
	2019	92,740	86,825	—	179,565
Extended Market Index Fund
	2020	16,646	30,850	—	47,496
	2019	22,120	30,849	—	52,969
Small Cap Fund
	2020	3,445	12,274	—	15,719
	2019	16,389	45,815	—	62,204
Small Cap II Fund
	2020	3,438	13,644	—	17,082
	2019	17,362	53,128	—	70,490
Small/Mid Cap Equity Fund
	2020	10,942	66,185	—	77,127
	2019	48,058	195,949	—	244,007
U.S. Equity Factor Allocation Fund
	2020	17,282	—	—	17,282
	2019	9,556	—	—	9,556
U.S. Managed Volatility Fund
	2020	30,031	50,505	—	80,536
	2019	52,640	146,324	—	198,964
Global Managed Volatility Fund
	2020	90,508	40,171	—	130,679
	2019	95,851	63,221	—	159,072
World Equity Ex-US Fund
	2020	222,407	—	—	222,407
	2019	181,960	223,055	—	405,015

SEI Institutional Investments Trust / Annual Report / May 31, 2020	421

NOTES TO FINANCIAL STATEMENTS / CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

May 31, 2020

		Ordinary Income ($ Thousands)	Long-term Capital Gain ($ Thousands)	Distributions ($ Thousands)	Total ($ Thousands)
Screened World Equity Ex-US Fund
	2020	$ 3,025	$ —	$ —	$ 3,025
	2019	3,880	—	—	3,880
World Select Equity Fund
	2020	23,564	—	—	23,564
	2019	68,984	28,083	—	97,067
Emerging Markets Equity Fund
	2020	21,069	—	—	21,069
	2019	41,349	55,510	—	96,859
Opportunistic Income Fund
	2020	50,855	—	—	50,855
	2019	60,320	—	—	60,320
Core Fixed Income Fund
	2020	296,077	—	—	296,077
	2019	222,818	—	—	222,818
High Yield Bond Fund
	2020	184,908	—	—	184,908
	2019	197,603	—	—	197,603
Long Duration Fund
	2020	89,826	23,807	—	113,633
	2019	77,501	6,378	—	83,879
Long Duration Credit Fund
	2020	153,072	—	—	153,072
	2019	159,278	3,070	—	162,348
Ultra Short Duration Bond Fund
	2020	11,653	—	—	11,653
	2019	12,835	—	—	12,835
Emerging Markets Debt Fund
	2020	75,714	—	—	75,714
	2019	36,600	—	—	36,600
Real Return Fund
	2020	7,386	—	—	7,386
	2019	4,593	—	—	4,593
Limited Duration Bond Fund
	2020	32,944	—	—	32,944
	2019	39,239	—	—	39,239
Intermediate Duration Credit Fund
	2020	92,984	—	—	92,984
	2019	92,910	—	—	92,910
Dynamic Asset Allocation Fund
	2020	58,738	183,697	—	242,435
	2019	15,590	25,215	—	40,805
Multi-Asset Real Return Fund
	2020	19,163	—	—	19,163
	2019	31,060	—	—	31,060

422	SEI Institutional Investments Trust / Annual Report /May 31, 2020

As of May 31, 2020, the components of distributable earnings (accumulated losses) were as follows:

								Total
								Distributable
	Undistributed	Undistributed	Capital	Post-	Late Year	Unrealized	Other	Earnings
	Ordinary	Long-Term	Loss	October	Ordinary	Appreciation	Temporary	(Accumulated
	Income	Capital Gain	Carryforwards	Losses	Losses	(Depreciation)	Differences	Losses)
	($ Thousands)	($ Thousands)	($ Thousands)	($ Thousands)	($ Thousands)	($ Thousands)	($ Thousands)	($ Thousands)
Large Cap Fund	$2,924	$24,914	$—	$(9,359)	$—	$136,770	$(2)	$155,247
Large Cap Disciplined Equity Fund	—	3,509	—	—	—	210,429	(6)	213,932
Large Cap Index Fund	5,881	21,791	—	—	—	1,012,652	(2)	1,040,322
S&P 500 Index Fund	48,879	73,160	—	—	—	1,454,170	—	1,576,209
Extended Market Index Fund	4,877	28,047	—	—	—	137,294	4	170,222
Small Cap Fund	535	—	—	(2,391)	—	(5,254)	—	(7,110)
Small Cap II Fund	321	—	(8,024)	(18,798)	—	(2,101)	—	(28,602)
Small/Mid Cap Equity Fund	2,766	8,595	—	—	—	9,015	—	20,376
U.S. Equity Factor Allocation Fund	2,061	—	(381)	(3,392)	—	51,282	—	49,570
U.S. Managed Volatility Fund	2,991	—	—	(23,586)	—	146,878	—	126,283
Global Managed Volatility Fund	38,115	—	—	(21,946)	—	(7,262)	(2)	8,905
World Equity Ex-US Fund	62,621	—	(87,587)	(80,409)	—	656,024	—	550,649
Screened World Equity Ex-US Fund	—	—	(563)	(5,232)	(191)	9,161	—	3,175
World Select Equity Fund	6,458	—	(43,841)	(20,772)	—	(41,006)	—	(99,161)
Emerging Markets Equity Fund	6,479	—	(52,910)	(26,593)	—	30,643	1	(42,380)
Opportunistic Income Fund	12,832	—	(23,836)	(12,358)	—	(35,748)	(193)	(59,303)
Core Fixed Income Fund	211,315	42,349	—	—	—	244,740	(41,396)	457,008
High Yield Bond Fund	36,816	—	(125,226)	(39,148)	—	(326,830)	(13,279)	(467,667)
Long Duration Fund	78,188	17,444	—	—	—	175,037	(34,794)	235,875
Long Duration Credit Fund	100,712	26,893	—	—	—	537,739	(14,776)	650,568
Ultra Short Duration Bond Fund	546	—	(3,728)	—	—	(114)	(808)	(4,104)
Emerging Markets Debt Fund	—	—	(30,875)	(2,214)	(10,938)	(153,990)	(34,664)	(232,681)
Real Return Fund	391	—	(5,658)	(129)	—	5,516	(1,058)	(938)
Limited Duration Bond Fund	7,212	—	—	—	—	14,376	(1,577)	20,011
Intermediate Duration Credit Fund	40,856	—	—	—	—	229,496	(440)	269,912
Dynamic Asset Allocation Fund	16,987	160,631	—	—	—	794,721	—	972,339
Multi-Asset Real Return Fund	3,734	—	(45,198)	—	—	(122,791)	(11,056)	(175,311)

Post-October losses represent losses realized on investment transactions from November 1, 2019 through May 31, 2020 that, in accordance with Federal income tax regulations, the Funds may elect to defer and treat as having arisen in the following fiscal year. Other temporary differences are primarily consist of straddle loss deferrals and dividend payable.

During the year ended May 31, 2020, the U.S. Equity Factor Allocation Fund, Core Fixed Income Fund, Long Duration Credit Fund, Ultra Short Duration Bond Fund, Intermediate Duration Credit Fund, Real Return Fund, and Limited Duration Bond Fund utilized capital loss carryforwards to offset capital gains of $10,796 ($ Thousands), $32,004 ($ Thousands), $19,451 ($ Thousands), $665 ($ Thousands), $29,086 ($ Thousands), $22 ($ Thousands), and $7,618 ($ Thousands), respectively.

The Funds have capital losses carried forward as follows:

	Short-Term	Long-Term
	Loss	Loss	Total*
	($ Thousands)	($ Thousands)	($ Thousands)
Small Cap II Fund	8,024	–	8,024
U.S. Equity Factor Allocation Fund	381	–	381
World Equity Ex-US Fund	87,587	–	87,587
Screened World Equity Ex-US Fund	563	–	563
World Select Equity Fund	35,224	8,617	43,841
Emerging Markets Equity Fund	44,248	8,662	52,910
Opportunistic Income Fund	759	23,077	23,836
High Yield Bond Fund	3,263	121,963	125,226
Ultra Short Duration Bond Fund	951	2,777	3,728
Emerging Markets Debt Fund	21,210	9,665	30,875
Real Return Fund	525	5,133	5,658
Multi-Asset Real Return Fund	21,796	23,402	45,198

*This table should be used in conjunction with the capital loss carryforwards table.

For Federal income tax purposes, the cost of investments owned at May 31, 2020, and the net realized gains or losses on investments sold for the period

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May 31, 2020

were not materially different from amounts reported for financial reporting purposes. These differences are primarily due to investments in partnerships, passive foreign investment companies, defaulted bond and wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The aggregate gross unrealized appreciation and depreciation on total investments held by the Funds at May 31, 2020, was as follows:

	Federal Tax Cost ($ Thousands)	Appreciated Securities ($ Thousands)	Depreciated Securities ($ Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
Large Cap Fund	$820,354	$209,548	$(72,778)	$136,770
Large Cap Disciplined Equity Fund	1,195,893	292,540	(82,111)	210,429
Large Cap Index Fund	761,550	1,073,022	(60,370)	1,012,652
S&P 500 Index Fund	2,854,364	1,754,396	(300,226)	1,454,170
Extended Market Index Fund	1,192,951	339,303	(202,009)	137,294
Small Cap Fund	252,487	34,158	(39,412)	(5,254)
Small Cap II Fund	355,996	48,802	(50,903)	(2,101)
Small/Mid Cap Equity Fund	1,023,351	143,290	(134,275)	9,015
U.S. Equity Factor Allocation Fund	699,326	110,190	(58,908)	51,282
U.S. Managed Volatility Fund	1,100,899	221,083	(74,205)	146,878
Global Managed Volatility Fund	2,714,252	241,140	(248,402)	(7,262)
World Equity Ex-US Fund	7,312,711	1,225,010	(568,986)	656,024
Screened World Equity Ex-US Fund	88,791	16,462	(7,301)	9,161
World Select Equity Fund	481,320	42,005	(83,011)	(41,006)
Emerging Markets Equity Fund	952,620	174,404	(143,761)	30,643
Opportunistic Income Fund	1,040,481	7,987	(43,735)	(35,748)
Core Fixed Income Fund	7,630,677	328,766	(84,026)	244,740
High Yield Bond Fund	2,607,292	82,210	(409,040)	(326,830)
Long Duration Fund	1,119,019	184,782	(9,745)	175,037
Long Duration Credit Fund	3,524,555	555,865	(18,126)	537,739
Ultra Short Duration Bond Fund	607,753	2,620	(2,734)	(114)
Emerging Markets Debt Fund	2,127,374	66,667	(220,657)	(153,990)
Real Return Fund	289,288	5,943	(427)	5,516
Limited Duration Bond Fund	1,304,545	18,650	(4,274)	14,376
Intermediate Duration Credit Fund	3,074,838	246,708	(17,212)	229,496
Dynamic Asset Allocation Fund	771,641	1,092,778	(298,057)	794,721

	Federal Tax Cost ($ Thousands)	Appreciated Securities ($ Thousands)	Depreciated Securities ($ Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
Multi-Asset Real Return Fund	$1,096,608	$67,683	$(190,474)	$(122,791)

Management has analyzed the Funds’ tax positions taken on Federal income tax returns for all open tax years and has concluded that as of May 31, 2020, no provision for income tax would be required in the Funds’ financial statements. The Funds’ Federal and state income and Federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

10. CONCENTRATION/RISKS

In the normal course of business, the Trust enters into contracts that provide general indemnifications by the Trust to the counterparty to the contract. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Trust and, therefore, cannot be estimated; however, Management believes that, based on experience, the risk of loss from such claims is considered remote.

The market values of the Core Fixed Income, High Yield Bond, Long Duration, Long Duration Credit, Ultra Short Duration Bond, Limited Duration Bond, Intermediate Duration Credit and Multi-Asset Real Return Funds’ investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes by recognized rating agencies in the ratings of any fixed income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments.

The World Equity Ex-US, Screened World Equity Ex-US, World Select Equity, Emerging Markets Equity and Emerging Markets Debt Funds concentrate their investments in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.

The following descriptions provide additional information about some of the risks of investing in the Funds:

American Depositary Receipts (ADRs) Risk — ADRs are certificates evidencing ownership of shares of a foreign

424	SEI Institutional Investments Trust / Annual Report / May 31, 2020

issuer that are issued by depositary banks and generally trade on an established market. ADRs are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities. Securitization trusts generally do not have any assets or sources of funds other than receivables and related property they own, and asset-backed securities are generally not insured or guaranteed by the related sponsor or any other entity. Asset-backed securities may be more illiquid than more conventional types of fixed income securities that the Fund may acquire.

Bank Loans Risk — With respect to bank loans, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. The Fund may also have difficulty disposing of bank loans because, in certain cases, the market for such instruments is not highly liquid.

Below Investment Grade Securities (Junk Bonds)

Risk — Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. Because these securities typically offer a higher rate of return to compensate investors for these risks, they are sometimes referred to as “high yield bonds,” but there is no guarantee that an investment in these securities will result in a high rate of return.

Collateralized Debt Obligations (CDOs) and

Collateralized Loan Obligations (CLOs) Risk — CDOs and CLOs are securities backed by an underlying portfolio of debt and loan obligations, respectively. CDOs and CLOs issue classes or “tranches” that vary in risk and yield and may experience substantial losses due to actual defaults, decrease in market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CDO and CLO securities as a class. The risks of investing in CDOs and CLOs depend largely on the tranche invested in and the type of the underlying debts and loans in the tranche of the CDO or CLO, respectively, in which the Fund invests. CDOs and CLOs also carry risks including, but not limited to, interest rate risk and credit risk, which are described below. For example, a liquidity crisis in the global credit markets could cause substantial fluctuations in prices for leveraged loans and high-yield debt securities and limited liquidity for such instruments. When the Fund invests in CDOs or CLOs, in addition to directly bearing the expenses associated with its own operations, it may bear a pro rata portion of the CDO’s or CLO’s expenses.

Commercial Paper Risk — Commercial paper is a short-term obligation with a maturity generally ranging from one to 270 days and is issued by U.S. or foreign companies or other entities in order to finance their current operations. Such investments are unsecured and usually discounted from their value at maturity. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities and will tend to fall when interest rates rise and rise when interest rates fall. Asset-backed commercial paper may be issued by structured investment vehicles or other conduits that are organized to issue the commercial paper and to purchase trade receivables or other financial assets. The repayment of asset-backed commercial paper depends primarily on the cash collections received from such an issuer’s underlying asset portfolio and the issuer’s ability to issue new asset-backed commercial paper.

Commodity Investments and Derivatives Risk — Commodity investments and derivatives may be more volatile and less liquid than direct investments in the underlying commodities themselves. Commodity related equity returns can also be affected by the issuer’s financial structure or the performance of unrelated businesses. The value of a commodity investment or a derivative investment in commodities is typically based upon the price movements of a physical commodity, a commodity futures contract or commodity index or some other readily measurable economic variable that is dependent upon changes in the value of commodities or the commodities markets. The value of these securities will rise or fall in response to changes in the underlying commodity or related benchmark or investment, changes in interest rates or factors affecting a particular industry or commodity, such as natural disasters, weather and U.S. and international economic, political and regulatory developments.

Commodity-Linked Securities Risk — Investments in commodity-linked securities may be more volatile and less liquid than direct investments in the underlying commodities themselves. Commodity-related equity returns can also be affected by the issuer’s financial structure or the performance of unrelated businesses.

Convertible and Preferred Securities Risk — Convertible and preferred securities have many of the same characteristics as stocks, including many of the same risks. In addition, convertible bonds may be

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May 31, 2020

more sensitive to changes in interest rates than stocks. Convertible bonds may also have credit ratings below investment grade, meaning that they carry a higher risk of failure by the issuer to pay principal and/or interest when due.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Currency Risk — Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. Due to the Fund’s active positions in currencies, it will be subject to the risk that currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Depositary Receipts Risk — Depositary receipts, such as American Depositary Receipts, are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

Derivatives Risk — The Fund’s use of futures contracts and swaps is subject to leverage risk, correlation risk, liquidity risk and market risk. Leverage risk and liquidity risk are described below. Many over-the-counter (OTC) derivative instruments will not have liquidity beyond the counterparty to the instrument. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund’s use of swaps is also subject to credit risk and valuation risk. Credit risk is described above. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators are in the process of adopting and implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

Duration Risk — The longer-term securities in which the Fund may invest are more volatile. A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Economic Risks of Global Health Events — Global health events and pandemics, such as COVID-19, have the ability to affect—quickly, drastically and substantially the economies of many nations, states, individual companies and the markets in general and can cause disruptions that cannot necessarily be foreseen. The spread of COVID-19 around the world in 2020 resulted in a substantial number of nations implementing social distancing measures, quarantines, and the shutdown of non-essential businesses and governmental services. Further, it has caused significant volatility in U.S. and international markets. The impact of the outbreak may be short term or may last for an extended period of time.

Equity Market Risk — The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses.

Exchange-Traded Notes Risk — The value of an ETN is subject to the credit risk of the issuer. There may not be an active trading market available for some ETNs. Additionally, trading of ETNs may be halted or the ETN may be delisted by the listing exchange.

Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security’s value.

Fixed Income Market Risk — The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of

426	SEI Institutional Investments Trust / Annual Report / May 31, 2020

individual issuers, including governments and their agencies. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. In response to these events, the Fund’s value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund’s liquidity or force the Fund to sell securities into a declining or illiquid market.

Foreign Investment/Emerging and Frontier Markets Risk — The risk that non-U.S. securities may be subject to additional price volatility, illiquidity and decreases in value due to, among other things, political, social and economic developments abroad, government ownership or control of portions of the private sector or certain companies, trade barriers and currency movements, exchange controls and managed adjustments in relative currency values, and different or new and unsettled securities and tax markets, laws and regulations. These additional risks may be heightened with respect to emerging market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries. These risks may be magnified further with respect to “frontier market countries,” which are a subset of emerging market countries with even smaller national economies.

Foreign Issuer Risk — The risk that issuers in foreign countries face political and economic events unique to those countries. These events will not necessarily affect the U.S. economy or similar issuer located in the U.S.

Foreign Sovereign Debt Securities Risk — The risks that (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, because of factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

Inflation Protected Securities Risk — The value of inflation protected securities, including TIPS, generally will fluctuate in response to changes in “real” interest rates, generally decreasing when real interest rates rise and increasing when real interest rates fall. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. In addition, interest payments on inflation-indexed securities will generally vary up or down along with the rate of inflation.

Interest Rate Risk — The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which a Fund invests. A low interest rate environment may present greater interest rate risk, because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Investment Company Risk — When the Fund invests in an investment company, including closed-end funds and ETFs, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company’s expenses. Further, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, the lack of liquidity in an ETF could result in its value being more volatile than that of the underlying portfolio securities. Closed-end investment companies issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. As a result, a closed-end fund’s share price fluctuates based on what another investor is willing to pay rather than on the market value of the securities in the fund.

Investment in the Subsidiary Risk — The Subsidiary is not registered under the Investment Company Act of 1940, as amended (“the 1940 Act”), and, unless otherwise noted in this prospectus, is not subject to all of the investor protections of the 1940 Act. Thus, the Fund, as an investor in the Subsidiary, will not have all of the protections offered to investors in registered investment companies. In addition, changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as intended and could negatively affect the Fund and its shareholders.

Investment Style Risk — The risk that large capitalization securities may underperform other segments of the equity markets or the equity markets as a whole.

Large Capitalization Risk — The risk that larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies

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also may not be able to attain the high growth rates of successful smaller companies.

Leverage Risk — The Funds’ use of derivatives may result in the Funds’ total investment exposure substantially exceeding the value of its portfolio securities and the Funds’ investment returns depending substantially on the performance of securities that the Funds may not directly own. The use of leverage can amplify the effects of market volatility on the Funds’ share price and may also cause the Funds to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Funds’ use of leverage may result in a heightened risk of investment loss.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Market Risk — The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the equity market as a whole.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected significantly by the rate of prepayments and modifications of the mortgage loans backing those securities, as well as by other factors such as borrower defaults, delinquencies, realized or liquidation losses and other shortfalls. Mortgage-backed securities are particularly sensitive to prepayment risk, which is described below, given that the term to maturity for mortgage loans is generally substantially longer than the expected lives of those securities; however, the timing and amount of prepayments cannot be accurately predicted. The timing of changes in the rate of prepayments of the mortgage loans may significantly affect the Fund’s actual yield to maturity on any mortgage-backed securities, even if the average rate of principal payments is consistent with the Fund’s expectation. Along with prepayment risk, mortgage-backed securities are significantly affected by interest rate risk, which is described above. In a low interest rate environment, mortgage loan prepayments would generally be expected to increase due to factors such as refinancings and loan modifications at lower interest rates. In contrast, if prevailing interest rates rise, prepayments of mortgage loans would generally be expected to decline and therefore extend the weighted average lives of mortgage-backed securities held or acquired by the Fund.

Mortgage Dollar Rolls Risk — Mortgage dollar rolls are transactions in which the Fund sells securities (usually mortgage-backed securities) and simultaneously contracts to repurchase substantially similar, but not identical, securities on a specified future date. If the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund’s right to repurchase the security may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the security may change adversely over the term of the mortgage dollar roll and that the security the Fund is required to repurchase may be worth less than the security that the Fund originally held.

Municipal Securities Risk — Municipal securities, like other fixed income securities, rise and fall in value in response to economic and market factors, primarily changes in interest rates, and actual or perceived credit quality. Rising interest rates will generally cause municipal securities to decline in value. Longer-term securities respond more sharply to interest rate changes than do shorter-term securities. A municipal security will also lose value if, due to rating downgrades or other factors, there are concerns about the issuer’s current or future ability to make principal or interest payments. State and local governments rely on taxes and, to some extent, revenues from private projects financed by municipal securities, to pay interest and principal on municipal debt. Poor statewide or local economic results or changing political sentiments may reduce tax revenues and increase the expenses of municipal issuers, making it more difficult for them to meet their obligations. Actual or perceived erosion of the creditworthiness of municipal issuers may reduce the value of the Fund’s holdings. As a result, the Fund will be more susceptible to factors that adversely affect issuers of municipal obligations than a mutual fund that does not have as great a concentration in municipal obligations.

Non-Diversified Risk — The Emerging Markets Debt and Multi-Asset Real Return Funds are non-diversified, which means that they may invest in the securities of relatively few issuers. As a result, the Funds may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers and may experience increased volatility due to its investments in those securities.

Opportunity Risk — The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in other investments.

Participation Notes (P-Notes) Risk — P-Notes are participation interest notes that are issued by banks or broker-dealers and are designed to offer a return

428	SEI Institutional Investments Trust / Annual Report / May 31, 2020

linked to a particular underlying equity, debt, currency or market. When purchasing a P-Note, the posting of margin is not required because the full cost of the P-Note (plus commission) is paid at the time of purchase. When the P-Note matures, the issuer will pay to, or receive from, the purchaser the difference between the minimal value of the underlying instrument at the time of purchase and that instrument’s value at maturity. Investments in P-Notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, which may affect the Fund’s performance.

Prepayment Risk — The risk that, in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Private Placements Risk — Investment in privately placed securities may be less liquid than in publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that might be applicable if their securities were publicly traded.

Quantitative Investing Risk — A quantitative investment style generally involves the use of computers to implement a systematic or rules-based approach to selecting investments based on specific measurable factors. Due to the significant role technology plays in such strategies, they carry the risk of unintended or unrecognized issues or flaws in the design, coding, implementation or maintenance of the computer programs or technology used in the development and implementation of the quantitative strategy.

Real Estate Industry Risk — Securities of companies principally engaged in the real estate industry may be subject to the risks associated with direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions.

Redemption Risk — The Funds may experience periods of heavy redemptions that could cause the Funds to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets.

REITs Risk — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Fund’s investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

Repurchase Agreement Risk — Although repurchase agreement transactions must be fully collateralized at all times, they generally create leverage and involve some counterparty risk to the Fund whereby a defaulting counterparty could delay or prevent the Fund’s recovery of collateral.

Sampling Risk — The Fund may not fully replicate the benchmark index and may hold securities not included in the index. As a result, the Fund may not track the return of its benchmark index as well as it would have if the Fund purchased all of the securities in its benchmark index.

Short Sales Risk — A short sale involves the sale of a security that the Fund does not own in the expectation of purchasing the same security (or a security exchangeable therefore) at a later date at a lower price. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. Investment in short sales may also cause the Fund to incur expenses related to borrowing securities. Reinvesting proceeds received from short selling may create leverage, which can amplify the effects of market volatility on the Fund’s share price. In addition, shorting a future contract may require posting only a margin that may amount to less than the notional exposure of the contract. Such a practice may exacerbate the loss in a case of adverse price action.

Small and Medium Capitalization Risk — The small and medium capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small and medium capitalization stocks may be more volatile than those of larger companies. Small and medium capitalization

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stocks may be traded over-the-counter or listed on an exchange.

Social Investment Criteria Risk — The Fund’s portfolio is subject to certain social investment criteria. As a result, the Sub-Advisers may avoid purchasing certain securities for social reasons when it is otherwise economically advantageous to purchase those securities or may sell certain securities for social reasons when it is otherwise economically advantageous to hold those securities. In general, the application of the Fund’s social investment criteria may affect the Fund’s exposure to certain industries, sectors and geographic areas, which may affect the financial performance of the Fund, positively or negatively, depending on whether these industries or sectors are in or out of favor.

Tax Risk — The Fund may gain most of its exposure to the commodities markets through its investment in the Subsidiary, which invests in commodity investments and derivative instruments. To the extent the Fund invests in such instruments directly, it will seek to restrict its income from commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income) to comply with certain qualifying income tests necessary for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The tax treatment of certain commodity-linked derivative instruments may be affected by future regulatory or legislative changes that could affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions.

Tracking Error Risk — The risk that the Fund’s performance may vary substantially from the performance of the benchmark index it tracks as a result of cash flows, Fund expenses, imperfect correlation between the Fund’s investments and the index’s components and other factors.

U.S. Government Securities Risk — Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources.

Warrants Risk — Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. A warrant ceases to have value if it is not exercised prior to its expiration date.

Please refer to each Fund’s current prospectus for additional disclosure regarding the risks associated with investing in the Funds. The foregoing is not intended to be a complete discussion of the risks associated with the investment strategies of the Funds.

11. IN-KIND TRANSFERS OF SECURITIES

During the year ended May 31, 2020, the Core Fixed Income Fund issued/(redeemed) shares of beneficial interest in exchange for securities. These securities were transferred at their current value on the date of such transactions.

	Shares Issued (Thousands)	Value ($ Thousands)	Gain ($ Thousands)

Core Fixed Income Fund

04/30/2020	49,845	$55,437	$—

12. SECURITIES LENDING

To the extent consistent with its Investment Objective and Strategies, a Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Trust’s Board of Trustees. These loans may not exceed 33 1/3% of the total asset value of the Fund including the loan collateral). No Fund will lend portfolio securities to its Adviser, sub-adviser or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash. Collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking-to-market daily, although the borrower will be required to deliver collateral between 102% and 105% of the market value of borrowed securities for domestic and foreign securities, respectively. However, due to market fluctuations during the day, the value of securities loaned on a particular day may, during the course of the day, exceed the value of collateral. On each business day, the amount of collateral is adjusted based on the prior day’s market fluctuations and the current day’s lending activity.

Income from lending activity is determined by the amount of interest earned on collateral, less any amounts payable to the borrowers of the securities and the lending agent. Lending securities involves certain risks, including the risk that the Fund may be delayed or prevented from recovering the collateral if the borrower fails to return the securities.

430	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Cash collateral received in connection with securities lending is invested in short-term investments by the lending agent. These investments may include the SEI Liquidity Fund, L.P., and the Fund bears all of the gains and losses on such investment. There is no guarantee that these investments will not lose value.

The following is a summary of securities lending agreements held by certain Funds which would be subject to offset as of May 31, 2020 ($ Thousands):

Fund	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount

Large Cap Fund	$27,635	$27,635	$-
Large Cap Disciplined Equity Fund	21,852	21,852	-
Large Cap Index Fund	26,859	26,859	-
S&P 500 Index Fund	47,805	47,805	-
Extended Market Index Fund	153,105	153,105	-
Small Cap Fund	18,751	18,751	-
Small Cap II Fund	39,801	39,801	-
Small/Mid Cap Equity Fund	136,369	136,369	-
U.S. Managed Volatility Fund	20,402	20,402	-
World Equity Ex-US Fund	69,779	69,779	-

(1)

Excess collateral received in connection with the above securities lending transactions is not shown for financial reporting purposes. See each Fund’s Summary Schedule of Investments or Schedule of Investments for the total collateral received.

13. CONCENTRATION OF SHAREHOLDERS

SEI Private Trust Company (“SPTC”) and SIMC are subsidiaries of SEI Investments Company. As of May 31, 2020, SPTC held of record the following:

Fund	% Held

Large Cap Fund	47.47%
Large Cap Disciplined Equity Fund	60.50%
Large Cap Index Fund	62.14%
S&P 500 Index Fund	64.74%
Extended Market Index Fund	67.51%
Small Cap Fund	41.78%
Small Cap II Fund	37.19%
Small/Mid Cap Equity Fund	54.65%
U.S. Equity Factor Allocation Fund	71.49%
U.S. Managed Volatility Fund	48.14%
Global Managed Volatility Fund	52.25%
World Equity Ex-US Fund	60.62%
Screened World Equity Ex-US Fund	100.00%
World Select Equity Fund	79.25%
Emerging Markets Equity Fund	57.45%
Opportunistic Income Fund	70.66%
Core Fixed Income Fund	59.99%
High Yield Bond Fund	54.09%
Long Duration Fund	72.09%
Long Duration Credit Fund	36.23%
Ultra Short Duration Bond Fund	54.52%
Emerging Markets Debt Fund	58.29%
Real Return Fund	67.92%
Limited Duration Bond Fund	63.26%
Intermediate Duration Credit Fund	56.74%
Dynamic Asset Allocation Fund	64.53%
Multi-Asset Real Return Fund	59.69%

SPTC is not a direct service provider to the Funds. However, SPTC performs a key role in the comprehensive investment solution that SEI provides to investors. SPTC holds the vast majority of shares in the Funds as custodian for shareholders that are clients of the advisors and financial planners. SPTC maintains accounts at SEI Institutional Transfer Agency (“SITA”), and operates in an omnibus fund account environment.

14. REGULATORY MATTERS

In July 2017, the Financial Conduct Authority, the United Kingdom’s financial regulatory body, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR very likely will cease to be published after that time. Various financial industry groups have begun planning for that transition, whether through marketwide protocols, fallback contractual provisions, bespoke negotiations or amendments or otherwise, but there are obstacles to converting certain securities and transactions to a new benchmark. Transition planning is at an early stage, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology and/or increased costs for certain LIBOR-related instruments or financing transactions, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies, resulting in prolonged adverse market conditions for the Fund. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. All of the aforementioned may adversely affect the Fund’s performance or NAV.

15. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, the FASB issued Accounting Standards Update (“ASU”) 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal

SEI Institutional Investments Trust / Annual Report / May 31, 2020	431

NOTES TO FINANCIAL STATEMENTS / CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Concluded)

May 31, 2020

years beginning after December 15, 2019, and interim periods within those fiscal years. Management elected to early adopt the removal and modifications of certain disclosures and delay the adoption of additional disclosures until the effective date.

16. SUBSEQUENT EVENTS

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosure and/or adjustments were required to the financial statements as of May 31, 2020.

432	SEI Institutional Investments Trust / Annual Report / May 31, 2020

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Funds and Board of Trustees

SEI Institutional Investments Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Large Cap Fund, Large Cap Disciplined Equity Fund, Large Cap Index Fund, S&P 500 Index Fund, Extended Market Index Fund, Small Cap Fund, Small Cap II Fund, Small/Mid Cap Equity Fund, U.S. Equity Factor Allocation Fund, U.S. Managed Volatility Fund, Global Managed Volatility Fund, World Equity Ex-US Fund, Screened World Equity Ex-US Fund, World Select Equity Fund and Emerging Markets Equity Fund, including the summary schedules of investments, and the statements of assets and liabilities of the Opportunistic Income Fund, Core Fixed Income Fund, High Yield Bond Fund, Long Duration Fund, Long Duration Credit Fund, Ultra Short Duration Bond Fund, Emerging Markets Debt Fund, Real Return Fund, Limited Duration Bond Fund and Intermediate Duration Credit Fund (twenty-five of the twenty-seven funds comprising the SEI Institutional Investments Trust (the Trust)), including the schedules of investments, as of May 31, 2020, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods presented therein. We have also audited the accompanying consolidated statement of assets and liabilities, including the consolidated summary schedule of investments, of the Dynamic Asset Allocation Fund, and the consolidated statement of assets and liabilities, including the consolidated schedule of investments, of the Multi-Asset Real Return Fund (two of the twenty-seven funds comprising the Trust) (the twenty-seven funds collectively, the “Funds”), as of May 31, 2020, and the related consolidated statements of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, the consolidated statement of cash flows for the year then ended for the Multi-Asset Real Return Fund, and the related notes (collectively, the consolidated financial statements) and the consolidated financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and consolidated financial statements and financial highlights and consolidated financial highlights present fairly, in all material respects, the financial position of the Funds as of May 31, 2020, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, the consolidated cash flows for the Multi-Asset Real Return Fund for the year then ended, and the financial highlights and consolidated financial highlights for each of the years or periods presented therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and consolidated financial statements and financial highlights and consolidated financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and consolidated financial statements and financial highlights and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2020, by correspondence with custodians, transfer agents, and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and consolidated financial statements and financial highlights and consolidated financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more SEI Funds investment companies since 2005.

Philadelphia, Pennsylvania

July 30, 2020

SEI Institutional Investments Trust / Annual Report / May 31, 2020	433

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited)

The following chart lists Trustees and Officers as of May 31, 2020.

Set forth below are the names, addresses, ages, position with the Trust, Term of Office and Length of Time Served, the principal occupations for the last five years, number of positions in fund complex overseen by trustee, and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Trust. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-342-5734.

Name, Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served1	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
INTERESTED TRUSTEES

Robert A. Nesher One Freedom Valley Drive Oaks, PA 19456 73 yrs. old	Chairman of the Board of Trustees*	since 1995	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	98	President and Director of SEI Structured Credit Fund, LP. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd and SEI Investments—Unit Trust Management (UK) Limited. President, Director and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 1989 to 2016. Vice Chairman of O’Connor EQUUS (closed-end investment company) from 2014 to 2016. Vice Chairman of Winton Series Trust from 2014 to 2017. Vice Chairman of The Advisors’ Inner Circle Fund III and Winton Diversified Opportunities Fund (closed-end investment company) from 2014 to 2018. Vice Chairman of Gallery Trust, Schroder Series Trust and Schroder Global Series Trust from 2015 to 2018. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, and the KP Funds. President, Chief Executive Officer and Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, The New Covenant Funds and SEI Catholic Values Trust.

William M. Doran One Freedom Valley Drive Oaks, PA 19456 80 yrs. old	Trustee*	since 1995	Self-employed consultant since 2003. Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, Counsel to the Trust, SEI, SIMC, the Administrator and the Distributor.	98	Director of SEI since 1974; Secretary of SEI since 1978. Director of SEI Investments Distribution Co. since 2003. Director of SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Investments (Asia) Limited, SEI Global Nominee Ltd. and SEI Investments—Unit Trust Management (UK) Limited. Trustee of SEI Liquid Asset Trust from 1982 to 2016. Trustee of O’Connor EQUUS from 2014 to 2016. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of Winton Series Trust from 2014 to 2017. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II and Bishop Street Funds from 1991 to 2018. Trustee of The KP Funds from 2013 to 2018. Trustee of Winton Diversified Opportunities Fund from 2014 to 2018. Trustee of The Advisors’ Inner Circle Fund III, Gallery Trust, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, New Covenant Funds, Schroder Series Trust, Schroder Global Series Trust and SEI Catholic Values Trust.
TRUSTEES
George J. Sullivan Jr. One Freedom Valley Drive, Oaks, PA 19456 77 yrs. old	Trustee	since 1996	Retired since January 2012. Self-Employed Consultant, Newfound Consultants Inc. April 1997-December 2011.	98	Member of the independent review committee for SEI’s Canadian-registered mutual funds from 2011 to 2017. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 1996 to 2016. Trustee/Director of State Street Navigator Securities Lending Trust from 1996 to 2017. Trustee/Director of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, New Covenant Funds, The KP Funds and SEI Catholic Values Trust.

*

Messrs. Nesher and Doran are Trustees who may be deemed as “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with SIMC and the Trust’s Distributor.

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, New Covenant Funds and SEI Catholic Values Trust.

434	SEI Institutional Investments Trust / Annual Report / May 31, 2020

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
TRUSTEES (continued)

Nina Lesavoy One Freedom Valley Drive, Oaks, PA 19456 62 yrs. old	Trustee	since 2003	Founder and Managing Director, Avec Capital (strategic fundraising firm) since 2008. Managing Director, Cue Capital (strategic fundraising firm) from March 2002-March 2008.	98	Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2003 to 2016. Trustee/Director of SEI Structured Credit Fund, L.P., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.
James M. Williams One Freedom Valley Drive, Oaks, PA 19456 72 yrs. old	Trustee	since 2004	Vice President and Chief Investment Officer, J. Paul Getty Trust, Non-Profit Foundation for Visual Arts, since December 2002. President, Harbor Capital Advisors and Harbor Mutual Funds, 2000-2002. Manager, Pension Asset Management, Ford Motor Company, 1997-1999.	98

Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013, Trustee of SEI Liquid Asset Trust from 2004 to 2016. Trustee/Director of Ariel Mutual Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, New Covenant Funds, SEI Insurance Products Trust, Adviser Managed Trust and SEI Catholic Values Trust.

Mitchell A. Johnson One Freedom Valley Drive, Oaks, PA 19456 78 yrs. old	Trustee	since 2007	Retired Private Investor since 1994.	98	Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2007 to 2016. Trustee of the Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, The KP Funds, New Covenant Funds and SEI Catholic Values Trust.
Hubert L. Harris, Jr. One Freedom Valley Drive, Oaks, PA 19456 76 yrs. old	Trustee	since 2008	Retired since December 2005. Owner of Harris Plantation, Inc. since 1995. Chief Executive Officer of Harris CAPM, a consulting asset and property management entity. Chief Executive Officer, INVESCO North America, August 2003-December 2005. Chief Executive Officer and Chair of the Board of Directors, AMVESCAP Retirement, Inc., January 1998- August 2003.	98	Director of AMVESCAP PLC from 1993-2004. Served as a director of a bank holding company, 2003-2009. Director, Aaron’s Inc., 2012-present. President and CEO of Oasis Ornamentals LLC since 2011. Member of the Board of Councilors of the Carter Center (nonprofit corporation) and served on the board of other non-profit organizations. Director of SEI Alpha Strategy Portfolios, LP from 2008 to 2013. Trustee of Liquid Asset Trust from 2008 to 2016. Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.
Susan C. Cote One Freedom Valley Drive Oaks, PA 19456 65 yrs. old	Trustee	since 2016	Retired since July 2015. Treasurer and Chair of Finance, Investment and Audit Committee of the New York Women’s Foundation from 2009 to 2017. Americas Director of Asset Management, Ernst & Young LLP from 2006-2013. Global Asset Management Assurance Leader, Ernst & Young LLP from 2006- 2015. Partner Ernst & Young LLP from 1997-2015. Prudential, 1983-1997.Member of the Ernst & Young LLP Retirement Investment Committee.	98	Trustee of SEI Tax Exempt Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust, SEI Insurance Products Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.
James B. Taylor One Freedom Valley Drive Oaks, PA 19456 69 yrs. old	Trustee	since 2018	Retired since December 2017. Chief Investment Officer at Georgia Teach Foundation from 2008 to 2017. Chief Investment Officer at Delta Air Lines from 1983 to 2007. Member of the Investment Committee at the Institute of Electrical and Electronic Engineers from 1999 to 2004. President, Vice President and Treasurer at Southern Benefits Conference from 1998 to 2000.	98	Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust.
Christine Reynolds One Freedom Valley Drive Oaks, PA 19456 61 years old	Trustee	since 2019	Retired since December 2016. Executive Vice President, Fidelity Investments from 2014-2016. President, Fidelity Pricing and Cash Management Services and Chief Financial Officer of Fidelity Funds from 2008-2014. Chief Operating Officer, Fidelity Pricing and Cash Management Services from 2007-2018. President and Treasurer, Fidelity Funds from 2004-2007. Anti-Money Laundering Officer, Fidelity Funds in 2004. Executive Vice President, Fidelity Funds from 2002-2004. Audit Partner, PricewaterhouseCoopers from 1992-2002.	98	Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust.

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, New Covenant Funds and SEI Catholic Values Trust.

SEI Institutional Investments Trust / Annual Report / May 31, 2020	435

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited) (Concluded)

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
OFFICERS
Robert A. Nesher One Freedom Valley Drive, Oaks, PA 19456 73 yrs. old	President and CEO	since 2005	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	N/A	N/A
Peter Rodriguez One Freedom Valley Drive Oaks, PA 19456 58 yrs. old	Controller and Chief Financial Officer	since 2020

Director, Fund Accounting, SEI Investments Global Funds Services since April 2020 and previously from March 2011 to March 2015; Director, Financial Reporting from June 2017 to March 2020. Director, Centralized Operations from March 2015 to June 2017.

				N/A	N/A
Glenn R. Kurdziel One Freedom Valley Drive Oaks, PA 19456 46 yrs. old	Assistant Controller	since 2017	Assistant Controller, Funds Accounting, SEI Investments Global Funds Services (March 2017); Senior Manager, Funds Accounting, SEI Investments Global Funds Services since 2005.	N/A	N/A
Russell Emery One Freedom Valley Drive Oaks, PA 19456 57 yrs. old	Chief Compliance Officer	since 2006	Chief Compliance Officer of SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Tax Exempt Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II and Bishop Street Funds since March 2006. Chief Compliance Officer of SEI Liquid Asset Trust from 2006 to 2016. Chief Compliance Officer of SEI Structured Credit Fund, LP June 2007. Chief Compliance Officer of Adviser Managed Trust since December 2010. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Chief Compliance Officer of New Covenant Funds since February 2012.Chief Compliance Officer of SEI Insurance Products Trust and The KP Funds since 2013. Chief Compliance Officer of New Covenant Funds since February 2012. Chief Compliance Officer of O’Connor EQUUS from 2014 to 2016. Chief Compliance Officer of The Advisors’ Inner Circle Fund III, Winton Series Trust and Winton Diversified Opportunities Fund since 2014. Chief Compliance Officer of SEI Catholic Values Trust and Gallery Trust since 2015.	N/A	N/A
Timothy D. Barto One Freedom Valley Drive Oaks, PA 19456 52 yrs. old	Vice President and Secretary	since 2002	Vice President and Secretary of SEI Institutional Transfer Agent, Inc. since 2009. General Counsel and Secretary of SIMC and the Administrator since 2004. Vice President of SIMC and the Administrator since 1999. Vice President and Assistant Secretary of SEI since 2001.	N/A	N/A
Aaron Buser One Freedom Valley Drive, Oaks, PA 19456 49 yrs. old	Vice President and Assistant Secretary	since 2008	Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. since 2009. Vice President and Assistant Secretary of SIMC since 2008. Attorney, Drinker Biddle & Reath, LLP (law firm), May 2005 - October 2008.	N/A	N/A
David F. McCann One Freedom Valley Drive, Oaks, PA 19456 44 yrs. old	Vice President and Assistant Secretary	since 2009	Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. since 2009. Vice President and Assistant Secretary of SIMC since 2008. Attorney, Drinker Biddle & Reath, LLP (law firm), May 2005 - October 2008.	N/A	N/A
Stephen G. MacRae One Freedom Valley Drive, Oaks, PA 19456 52 yrs. old	Vice President	since 2012	Director of Global Investment Product Management, January 2004 - to present.	N/A	N/A
Bridget E. Sudall One Freedom Valley Drive Oaks, PA 19456 39 yrs. old	Anti-Money Laundering Compliance Officer and Privacy Officer	since 2015

Anti-Money Laundering Compliance Officer and Privacy Officer (since 2015), Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, April 2011-March 2015, Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, July 2007-April 2011.

				N/A	N/A

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, New Covenant Funds and SEI Catholic Values Trust.

436	SEI Institutional Investments Trust / Annual Report / May 31, 2020

DISCLOSURE OF FUND EXPENSES (Unaudited)

May 31, 2020

All mutual funds have operating expenses. As a shareholder of a fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the fund’s average net assets; this percentage is known as the fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (December 1, 2019 through May 31, 2020).

The table on this page illustrates your fund’s costs in two ways:

• Actual fund return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 12/1/19	Ending Account Value 5/31/20	Annualized Expense Ratios	Expenses Paid During Period *
Large Cap Fund
Actual Fund Return

Class A Shares	$1,000.00	$927.60	0.18%	$0.87
Hypothetical 5% Return

Class A Shares	$1,000.00	$1,024.10	0.18%	$0.91
Large Cap Disciplined Equity Fund
Actual Fund Return

Class A Shares	$1,000.00	$934.40	0.18%	$0.87
Hypothetical 5% Return

Class A Shares	$1,000.00	$1,024.10	0.18%	$0.91
Large Cap Index Fund
Actual Fund Return

Class A Shares	$1,000.00	$978.00	0.03%	$0.15
Hypothetical 5% Return

Class A Shares	$1,000.00	$1,024.85	0.03%	$0.15
S&P 500 Index Fund
Actual Fund Return

Class A Shares	$1,000.00	$978.70	0.05%	$0.25
Hypothetical 5% Return

Class A Shares	$1,000.00	$1,024.75	0.05%	$0.25

	Beginning Account Value 12/1/19	Ending Account Value 5/31/20	Annualized Expense Ratios	Expenses Paid During Period *
Extended Market Index Fund
Actual Fund Return

Class A Shares	$1,000.00	$927.10	0.06%	$0.29
Hypothetical 5% Return

Class A Shares	$1,000.00	$1,024.70	0.06%	$0.30
Small Cap Fund
Actual Fund Return

Class A Shares	$1,000.00	$839.30	0.45%	$2.07
Hypothetical 5% Return

Class A Shares	$1,000.00	$1,022.75	0.45%	$2.28
Small Cap II Fund
Actual Fund Return

Class A Shares	$1,000.00	$863.10	0.44%	$2.04
Hypothetical 5% Return

Class A Shares	$1,000.00	$1,022.81	0.44%	$2.21
Small/Mid Cap Equity Fund
Actual Fund Return

Class A Shares	$1,000.00	$858.20	0.41%	$1.90
Hypothetical 5% Return

Class A Shares	$1,000.00	$1,022.95	0.41%	$2.07

SEI Institutional Investments Trust / Annual Report / May 31, 2020	437

DISCLOSURE OF FUND EXPENSES (Unaudited) (Concluded)

May 31, 2020

	Beginning Account Value 12/1/19	Ending Account Value 5/31/20	Annualized Expense Ratios	Expenses Paid During Period *
U.S. Equity Factor Allocation Fund
Actual Fund Return

Class A Shares	$1,000.00	$941.00	0.02%	$0.10
Hypothetical 5% Return

Class A Shares	$1,000.00	$1,024.90	0.02%	$0.10
U.S. Managed Volatility Fund
Actual Fund Return

Class A Shares	$1,000.00	$887.70	0.20%	$0.94
Hypothetical 5% Return

Class A Shares	$1,000.00	$1,024.00	0.20%	$1.01
Global Managed Volatility Fund
Actual Fund Return

Class A Shares	$1,000.00	$893.10	0.24%	$1.14
Hypothetical 5% Return

Class A Shares	$1,000.00	$1,023.80	0.24%	$1.21
World Equity Ex-US Fund
Actual Fund Return

Class A Shares	$1,000.00	$908.10	0.31%	$1.50
Hypothetical 5% Return

Class A Shares	$1,000.00	$1,023.43	0.31%	$1.59
Screened World Equity Ex-US Fund
Actual Fund Return

Class A Shares	$1,000.00	$913.10	0.38%	$1.83
Hypothetical 5% Return

Class A Shares	$1,000.00	$1,023.08	0.38%	$1.94
World Select Equity Fund
Actual Fund Return

Class A Shares	$1,000.00	$867.10	0.41%	$1.91
Hypothetical 5% Return

Class A Shares	$1,000.00	$1,022.95	0.41%	$2.07
Emerging Markets Equity Fund
Actual Fund Return

Class A Shares	$1,000.00	$896.70	0.64%	$3.03
Hypothetical 5% Return

Class A Shares	$1,000.00	$1,021.80	0.64%	$3.23
Opportunistic Income Fund
Actual Fund Return

Class A Shares	$1,000.00	$980.00	0.24%	$1.19
Hypothetical 5% Return

Class A Shares	$1,000.00	$1,023.80	0.24%	$1.21
Core Fixed Income Fund
Actual Fund Return

Class A Shares	$1,000.00	$1,058.50	0.12%	$0.62
Hypothetical 5% Return

Class A Shares	$1,000.00	$1,024.40	0.12%	$0.61
High Yield Bond Fund
Actual Fund Return

Class A Shares	$1,000.00	$962.70	0.29%	$1.42
Hypothetical 5% Return

Class A Shares	$1,000.00	$1,023.55	0.29%	$1.47

	Beginning Account Value 12/1/19	Ending Account Value 5/31/20	Annualized Expense Ratios	Expenses Paid During Period *
Long Duration Fund
Actual Fund Return

Class A Shares	$1,000.00	$1,096.70	0.15%	$0.79
Hypothetical 5% Return

Class A Shares	$1,000.00	$1,024.25	0.15%	$0.76
Long Duration Credit Fund
Actual Fund Return

Class A Shares	$1,000.00	$1,074.30	0.15%	$0.78
Hypothetical 5% Return

Class A Shares	$1,000.00	$1,024.25	0.15%	$0.76
Ultra Short Duration Bond Fund
Actual Fund Return

Class A Shares	$1,000.00	$1,010.00	0.12%	$0.60
Hypothetical 5% Return

Class A Shares	$1,000.00	$1,024.40	0.12%	$0.61
Emerging Markets Debt Fund
Actual Fund Return

Class A Shares	$1,000.00	$954.30	0.44%	$2.13
Hypothetical 5% Return

Class A Shares	$1,000.00	$1,022.82	0.44%	$2.21
Real Return Fund
Actual Fund Return

Class A Shares	$1,000.00	$1,021.20	0.02%	$0.10
Hypothetical 5% Return

Class A Shares	$1,000.00	$1,024.90	0.02%	$0.10
Limited Duration Bond Fund
Actual Fund Return

Class A Shares	$1,000.00	$1,025.70	0.11%	$0.56
Hypothetical 5% Return

Class A Shares	$1,000.00	$1,024.45	0.11%	$0.56
Intermediate Duration Credit Fund
Actual Fund Return

Class A Shares	$1,000.00	$1,050.50	0.15%	$0.77
Hypothetical 5% Return

Class A Shares	$1,000.00	$1,024.25	0.15%	$0.76
Dynamic Asset Allocation Fund
Actual Fund Return

Class A Shares	$1,000.00	$987.20	0.08%	$0.40
Hypothetical 5% Return

Class A Shares	$1,000.00	$1,024.60	0.08%	$0.40
Multi-Asset Real Return Fund
Actual Fund Return

Class A Shares	$1,000.00	$953.90	0.75%	$3.66
Hypothetical 5% Return

Class A Shares	$1,000.00	$1,021.25	0.75%	$3.79

*

Expenses are equal to the Fund’s annualized expense ratio, including dividend expense, if applicable, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

438	SEI Institutional Investments Trust / Annual Report / May 31, 2020

REVIEW OF LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Pursuant to Rule 22e-4 under the 1940 Act, the Trust, on behalf of the Funds, has adopted a liquidity risk management program (the “Program”) to govern the Trust’s approach to managing liquidity risk. The Program is overseen by the SIMC Liquidity Risk Oversight Committee, and the Program’s principal objectives include assessing, managing and periodically reviewing each Fund’s liquidity risk, based on factors specific to the circumstances of the Fund.

At a meeting of the Board held on March 24, 2020, the Trustees received a report from the SIMC Liquidity Risk Oversight Committee addressing the operations of the Program and assessing its adequacy and effectiveness of implementation. The SIMC Liquidity Risk Oversight Committee determined, and reported to the Board, that the Program is reasonably designed to assess and manage each Fund’s liquidity risk and has operated adequately and effectively to manage each Fund’s liquidity risk since the Program was implemented on December 1, 2018. The SIMC Liquidity Risk Oversight Committee reported that during the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders. The SIMC Liquidity Risk Oversight Committee further noted that no material changes have been made to the Program since its implementation.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding a Fund’s exposure to liquidity risk and other principal risks to which an investment in the Funds may be subject.

SEI Institutional Investments Trust / Annual Report / May 31, 2020	439

BOARD OF TRUSTEES CONSIDERATIONS IN APPROVING THE ADVISORY AND SUB-ADVISORY AGREEMENT (Unaudited)

SEI Institutional Investments Trust (the “Trust”) and SEI Investments Management Corporation (“SIMC”) have entered into an investment advisory agreement (the “Advisory Agreement”), pursuant to which SIMC provides investment advisory services to the series of the Trust (the “Funds”). Pursuant to separate sub-advisory agreements with SIMC (the “Sub-Advisory Agreements” and, together with the Advisory Agreement, the “Investment Advisory Agreements”), and under the supervision of SIMC and the Trust’s Board of Trustees (each member, a “Trustee” and, collectively, the “Trustees” or the “Board”), the sub-advisers (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) provide security selection and certain other advisory services with respect to all or a discrete portion of the assets of the Funds. The Sub-Advisers are also responsible for managing their employees who provide services to the Funds. The Sub-Advisers are selected based primarily upon the research and recommendations of SIMC, which evaluates quantitatively and qualitatively the Sub-Advisers’ skills and investment results in managing assets for specific asset classes, investment styles and strategies.

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the initial approval of a Fund’s Investment Advisory Agreements be specifically approved by the vote of a majority of the outstanding shareholders of the Funds and the vote of a majority of the Trustees who are not parties to the Investment Advisory Agreements or “interested persons” of any party (the “Independent Trustees”) cast in person at a meeting called for such purpose. In addition, the 1940 Act requires that the continuation or renewal of any Investment Advisory Agreement be approved at least annually (after an initial period of up to two years), which also requires the vote of a majority of the Board, including a majority of the Independent Trustees. In the case of the initial approval of a Sub-Advisory Agreement, only the approval of a majority of the Board, including a majority of the Independent Trustees, is required, pursuant to an exemptive order that has been granted to the Trust by the Securities and Exchange Commission. In connection with their consideration of such initial approvals and renewals, the Funds’ Trustees must request and evaluate, and SIMC and the Sub-Advisers are required to furnish, such information as may be reasonably necessary to evaluate the terms of the Investment Advisory Agreements. In addition, the Securities and Exchange Commission takes the position that, as part of their fiduciary duties with respect to a mutual fund’s fees, mutual fund boards are required to evaluate the material factors applicable to a decision to approve an investment advisory agreement.

Consistent with these responsibilities, the Board calls and holds meetings each year to consider whether to approve new and/or renew existing Investment Advisory Agreements between the Trust and SIMC and SIMC and the Sub-Advisers with respect to the Funds of the Trust. In preparation for these meetings, the Board requests and reviews a wide variety of materials provided by SIMC and the Sub-Advisers, including information about SIMC’s and the Sub-Advisers’ affiliates, personnel and operations and the services provided pursuant to the Investment Advisory Agreements. The Board also receives data from third parties. This information is provided in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Trustees also receive a memorandum from counsel regarding the responsibilities of Trustees in connection with their consideration of whether to approve the Trust’s Investment Advisory Agreements. Finally, the Independent Trustees receive advice from independent counsel to the Independent Trustees, meet in executive sessions outside the presence of Fund management and participate in question and answer sessions with representatives of SIMC and the Sub-Advisers.

Specifically, during the course of the Trust’s fiscal year, the Board requested and received written materials from SIMC and the Sub-Advisers regarding: (i) the quality of SIMC’s and the Sub-Advisers’ investment management and other services; (ii) SIMC’s and the Sub-Advisers’ investment management personnel; (iii) SIMC’s and the Sub-Advisers’ operations and financial condition; (iv) SIMC’s and the Sub-Advisers’ brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the level of the advisory fees that SIMC charges the Funds and the level of the sub-advisory fees that SIMC pays the Sub-Advisers, compared with fees each charge to comparable accounts; (vi) the advisory fees charged by SIMC and the Funds’ overall fees and operating expenses compared with peer groups of mutual funds prepared by Broadridge, an independent provider of investment company data; (vii) the level of SIMC’s and the Sub-Advisers’ profitability from their Fund-related operations; (viii) SIMC’s and the Sub-Advisers’ compliance program, including a description of material compliance matters and material compliance violations; (ix) SIMC’s potential economies of scale; (x) SIMC’s and the Sub-Advisers’ policies on and compliance procedures for personal securities transactions; (xi) SIMC’s and the Sub-Advisers’ expertise and resources in domestic and/or international financial markets; and (xii) the Funds’ performance over various periods of time compared with peer groups of mutual funds prepared by Broadridge and the Funds’ benchmark indexes.

440	SEI Institutional Investments Trust / Annual Report / May 31, 2020

At the March 23-25, 2020 meeting of the Board, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Advisory Agreement. Also, each Sub-Advisory Agreement was either initially approved or, if the Sub-Advisory Agreement was already in effect (unless operating under an initial two-year term), renewed at meetings of the Board held during the course of the Trust’s fiscal year on June 25-26, 2019, September 10-11, 2019, December 3-4, 2019 and March 23-25, 2020. In each case, the Board’s approval (or renewal) was based on its consideration and evaluation of the factors described above, as discussed at the meetings and at prior meetings. The following discusses some, but not all, of the factors that were considered by the Board in connection with its assessment of the Investment Advisory Agreements.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, SIMC’s and each Sub-Adviser’s personnel, experience, track record and compliance program. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds were sufficient to support the renewal of the Investment Advisory Agreements. In addition to advisory services, the Board considered the nature and quality of certain administrative, transfer agency and other non-investment advisory services provided to the Funds by SIMC and/or its affiliates.

Performance. In determining whether to renew SIMC’s Advisory Agreement, the Trustees considered the Funds’ performance relative to their peer groups and appropriate indexes/benchmarks. The Trustees reviewed performance information for each Fund, noting that they receive performance reports that permit them to monitor each Fund’s performance at board meetings throughout the year. As part of this review, the Trustees considered the composition of each peer group and selection criteria. In assessing Fund performance, the Trustees considered a report compiled by Broadridge, an independent third-party that was engaged to prepare an assessment of the Funds in connection with the renewal of the Advisory Agreement (the “Broadridge Report”). The Broadridge Report included metrics on risk analysis, volatility versus total return, net total return and performance consistency for the Funds and a universe of comparable funds. Based on the materials considered and discussed at the meetings, the Trustees found Fund performance satisfactory, or, where performance was materially below the benchmark and/or peer group, the Trustees were satisfied with the reasons provided to explain such performance. In connection with the approval or renewal of Sub-Advisory Agreements, the Board considered the performance of the Sub-Adviser relative to appropriate indexes/benchmarks. Following evaluation, the Board concluded that, within the context of its full deliberations, the performance of the Funds was sufficient to support renewal of SIMC’s Advisory Agreement, and the performance of each Sub-Adviser was sufficient to support approval or renewal of the Sub-Advisory Agreement.

Fees. With respect to the Funds’ expenses under the Investment Advisory Agreements, the Trustees considered the rate of compensation called for by the Investment Advisory Agreements and the Funds’ net operating expense ratios in comparison to those of the Funds’ respective peer groups. In assessing Fund expenses, the Trustees considered the information in the Broadridge Report, which included various metrics related to fund expenses, including, but not limited to, contractual management fees at various asset levels, actual management fees (including transfer agent expenses), and actual total expenses for the Funds and a universe of comparable funds. Based on the materials considered and discussion at the meetings, the Trustees further determined that fees were either shown to be below the peer average in the comparative fee analysis, or that there was a reasonable basis for the fee level. The Trustees also considered the effects of SIMC’s and its affiliates voluntary waivers of management and other fees to prevent total Fund operating expenses from exceeding certain amounts, as well as SIMC’s contractual waiver of its management fee with respect to the Emerging Markets Equity Fund to prevent total Fund operating expenses from exceeding specified caps, and concluded that SIMC, through waivers, has maintained the Funds’ net operating expenses at competitive levels for its distribution channels. In determining the appropriateness of fees, the Board also took into consideration the impact of fees incurred indirectly by the Funds as a result of investments into underlying funds, including funds from which SIMC or its affiliates earn fees. The Board also took into consideration compensation earned from the Funds by SIMC or its affiliates for non-advisory services, such as administration, transfer agency, shareholder services or brokerage, and considered whether SIMC and its affiliates may have realized other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements. When considering fees paid to Sub-Advisers, the Board took into account the fact that the Sub-Advisers are compensated by SIMC and not by the Funds directly, and that such compensation with respect to any unaffiliated Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC.

SEI Institutional Investments Trust / Annual Report / May 31, 2020	441

BOARD OF TRUSTEES CONSIDERATIONS IN APPROVING THE ADVISORY AND SUB-ADVISORY AGREEMENT (Unaudited) (Concluded)

Following evaluation, the Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported renewal of the Investment Advisory Agreements. The Board also considered whether the Sub-Advisers and their affiliates may have realized other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements.

Profitability. With regard to profitability, the Trustees considered compensation flowing to SIMC and the Sub-Advisers and their affiliates, directly or indirectly. The Trustees considered whether the levels of compensation and profitability were reasonable. As with the fee levels, when considering the profitability of the Sub-Advisers, the Board took into account the fact that compensation with respect to any unaffiliated Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. In connection with the approval or renewal of each Sub-Advisory Agreement, the Board also took into consideration the impact that the fees paid to the Sub-Adviser have on SIMC’s advisory fee margin and profitability. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the profitability of each of SIMC and the Sub-Advisers is reasonable and supported renewal of the Investment Advisory Agreements.

Economies of Scale. With respect to the Advisory Agreement, the Trustees considered whether any economies of scale were being realized by SIMC and its affiliates and, if so, whether the benefits of such economies of scale were passed along to the Funds’ shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by SIMC and its affiliates. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board determined that the fees were reasonable in light of the information that was provided by SIMC with respect to economies of scale.

Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously approved the approval or renewal, as applicable, of the Investment Advisory Agreements and concluded that the compensation under the Investment Advisory Agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment. In the course of its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

442	SEI Institutional Investments Trust / Annual Report / May 31, 2020

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders who do not have a May 31, 2020 taxable year end, this notice is for informational purposes only. For shareholders with a May 31, 2020 taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended May 31, 2020, the Funds are designating long term and qualifying dividend income with regard to distributions paid during the year as follows:

Fund	(A) Long Term Capital Gains Distributions (Tax Basis)	(B) Return of Capital (Tax Basis)	(C) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)	(D) Dividends Qualifying for Corporate Dividends Rec. Deduction(1)
Large Cap Fund	75.21%	0.00%	24.79%	100.00%	65.54%
Large Cap Disciplined Equity Fund	85.38%	0.00%	14.62%	100.00%	91.72%
Large Cap Index Fund	87.82%	0.00%	12.18%	100.00%	77.31%
S&P 500 Index Fund	36.15%	0.00%	63.85%	100.00%	51.71%
Extended Market Index Fund	64.95%	0.00%	35.05%	100.00%	26.74%
Small Cap Fund	78.08%	0.00%	21.92%	100.00%	50.63%
Small Cap II Fund	79.87%	0.00%	20.13%	100.00%	64.69%
Small/Mid Cap Equity Fund	85.81%	0.00%	14.19%	100.00%	67.57%
U.S. Equity Factor Allocation Fund	0.00%	0.00%	100.00%	100.00%	80.79%
U.S. Managed Volatility Fund	62.71%	0.00%	37.29%	100.00%	82.24%
Global Managed Volatility Fund	30.74%	0.00%	69.26%	100.00%	30.08%
World Equity Ex-US Fund	0.00%	0.00%	100.00%	100.00%	0.00%
Screened World Equity Ex-US Fund	0.00%	0.00%	100.00%	100.00%	0.00%
World Select Equity Fund	0.00%	0.00%	100.00%	100.00%	33.04%
Emerging Markets Equity Fund	0.00%	0.00%	100.00%	100.00%	0.06%
Opportunistic Income Fund	0.00%	0.00%	100.00%	100.00%	0.00%
Core Fixed Income Fund	0.00%	0.00%	100.00%	100.00%	0.00%
High Yield Bond Fund	0.00%	0.00%	100.00%	100.00%	0.00%
Long Duration Fund	20.77%	0.00%	79.23%	100.00%	0.00%
Long Duration Credit Fund	0.00%	0.00%	100.00%	100.00%	0.00%
Ultra Short Duration Bond Fund	0.00%	0.00%	100.00%	100.00%	0.00%
Emerging Markets Debt Fund	0.00%	0.00%	100.00%	100.00%	0.00%
Real Return Fund	0.00%	0.00%	100.00%	100.00%	0.00%
Limited Duration Bond Fund	0.00%	0.00%	100.00%	100.00%	0.00%
Intermediate Duration Credit Fund	0.00%	0.00%	100.00%	100.00%	0.00%
Dynamic Asset Allocation Fund	75.77%	0.00%	24.23%	100.00%	83.28%
Multi-Asset Real Return Fund	0.00%	0.00%	100.00%	100.00%	20.66%

SEI Institutional Investments Trust / Annual Report / May 31, 2020	443

NOTICE TO SHAREHOLDERS (Unaudited) (Concluded)

Fund	(E) Qualifying Dividend Income (15% Tax Rate for QDI)(2)	(F) U.S. Government Interest(3)	Interest Related Dividends(4)	Short-Term Capital Gain Dividends(5)	Qualifying Business Income Deduction(6)
Large Cap Fund	71.71%	0.00%	0.02%	100.00%	3.65%
Large Cap Disciplined Equity Fund	94.82%	0.01%	0.00%	0.00%	4.74%
Large Cap Index Fund	80.45%	0.01%	0.01%	100.00%	4.49%
S&P 500 Index Fund	54.16%	0.01%	0.95%	100.00%	2.97%
Extended Market Index Fund	30.98%	0.02%	1.05%	100.00%	17.29%
Small Cap Fund	52.06%	0.00%	0.00%	100.00%	17.92%
Small Cap II Fund	66.18%	0.00%	3.21%	0.00%	5.63%
Small/Mid Cap Equity Fund	70.79%	0.00%	3.77%	0.00%	11.31%
U.S. Equity Factor Allocation Fund	83.21%	0.00%	0.65%	0.00%	3.60%
U.S. Managed Volatility Fund	88.97%	0.00%	0.00%	100.00%	4.36%
Global Managed Volatility Fund	67.68%	0.00%	0.59%	100.00%	3.63%
World Equity Ex-US Fund	75.97%	0.00%	0.00%	0.00%	0.24%
Screened World Equity Ex-US Fund	97.42%	0.00%	0.00%	0.00%	0.00%
World Select Equity Fund	91.33%	0.00%	0.00%	0.00%	0.24%
Emerging Markets Equity Fund	55.11%	0.00%	1.69%	0.00%	10.41%
Opportunistic Income Fund	0.00%	0.68%	90.76%	0.00%	0.00%
Core Fixed Income Fund	0.00%	9.16%	48.02%	100.00%	0.00%
High Yield Bond Fund	0.00%	0.00%	85.20%	0.00%	0.00%
Long Duration Fund	0.00%	9.72%	4.58%	100.00%	0.00%
Long Duration Credit Fund	0.00%	2.42%	58.42%	100.00%	0.00%
Ultra Short Duration Bond Fund	0.00%	2.89%	84.71%	0.00%	0.00%
Emerging Markets Debt Fund	0.00%	0.03%	93.86%	0.00%	0.00%
Real Return Fund	0.00%	72.21%	0.45%	0.00%	0.00%
Limited Duration Bond Fund	0.00%	16.39%	13.44%	0.00%	0.00%
Intermediate Duration Credit Fund	0.00%	3.61%	63.12%	0.00%	0.00%
Dynamic Asset Allocation Fund	83.50%	0.00%	0.00%	0.00%	0.00%
Multi-Asset Real Return Fund	20.74%	0.00%	0.00%	0.00%	0.00%

The Funds intend to pass through foreign tax credit to shareholders. For the fiscal year ended May 31, 2020, the amount of foreign source income and foreign tax credit are as follows:

Fund	Foreign Source Income	Foreign Tax Credit Pass Through
Screened World Equity Ex-US Fund	$2,288,648	$234,854
World Equity Ex-US Fund	158,938,736	15,066,221
Emerging Markets Equity Fund	21,354,125	2,447,615

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” is reflected as a percentage of “Ordinary Income Distributions”. It is the intention of each of the aforementioned funds to designate the maximum amount permitted by the law. The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2020. Complete information will be computed and reported in conjunction with your 2020 Form 1099-DIV.

(3)

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. With the exception of The Real Return Fund, shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)

The percentage in this column represents the amount of “Interest Related Dividend” is reflected as a percentage of ordinary income distribution. Interest related dividends are exempted from U.S. withholding tax when paid to foreign investors.

(5)

The percentage in this column represents the amount of “Short Term Capital Gain Dividend” is reflected as a percentage of short term capital gain distribution that is exempted from U.S. withholding tax when paid to foreign investors.

(6)	The percentage in this column represents that amount of ordinary dividend income that qualifed for 20% Business Income Deduction.

Items (A), (B) and (C) are based on the percentage of each Fund’s total distribution.

Items (D) and (E) are based on the percentage of ordinary income distributions of each Fund.

Item (F) is based on the percentage of gross income of each Fund.

Please consult your tax adviser for proper treatment of this information. This notification should be kept with your permanent tax records.

444	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SEI Institutional Investments Trust / Annual Report / May 31, 2020

Robert A. Nesher, Chairman

Trustees

William M. Doran

George J. Sullivan, Jr.

Nina Lesavoy

James M. Williams

Mitchell A. Johnson

Hubert L. Harris, Jr.

Susan C. Cote

James B. Taylor

Christine Reynolds

Officers

Robert A. Nesher

President and Chief Executive Officer

Peter A. Rodriguez

Controller and Chief Financial Officer

Glenn R. Kurdziel

Assistant Controller

Russell Emery

Chief Compliance Officer

Timothy D. Barto

Vice President, Secretary

Aaron Buser

Vice President, Assistant Secretary

David F. McCann

Vice President, Assistant Secretary

Stephen G. MacRae

Vice President

Bridget E. Sudall

Anti-Money Laundering Compliance Officer

Privacy Officer

Investment Adviser

SEI Investments Management Corporation

Administrator

SEI Investments Global Funds Services

Distributor

SEI Investments Distribution Co.

Legal Counsel

Morgan, Lewis & Bockius LLP

Independent Registered Public Accounting Firm

KPMG LLP

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Trust and must be preceded or accompanied by a current prospectus. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in the shares involves risk, including the possible loss of principal.

For more information call

1 800 DIAL SEI

(1 800 342 5734)

1 Freedom Valley Drive, P.O. Box 1100, Oaks, PA 19456

SEI-F-140 (5/20)

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, and any person who performs a similar function.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s Board of Trustees has determined that the Registrant has three audit committee financial experts serving on the audit committee.

(a) (2) The audit committee financial experts are Susan Cote, George J. Sullivan, Jr. and Hubert L. Harris. Ms. Cote and Messrs. Sullivan and Harris are independent as defined in Form N-CSR Item 3 (a) (2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by KPMG LLP (“KPMG”) related to the Registrant.

KPMG billed the Registrant aggregate fees for services rendered to the Registrant for the fiscal years 2020 and 2019 as follows:

		Fiscal Year 2020			Fiscal Year 2019
		All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$1,037,095	$0	N/A	$1,019,780	$0	N/A
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$0	$0	$0	$0	$0	$0
(d)	All Other Fees(2)	$0	$346,022	$0	$0	$273,762	$0

Notes:

(1)	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	See Item 4 (g) for a description of the services comprising the fees disclosed under this category.

(e)(1) The Registrant’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Registrant may be pre-approved. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules on auditor independence and whether the provision of such services would compromise the auditor’s independence.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services: (1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial experts, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor during the following twelve months without obtaining specific pre-approval from the Audit Committee.

The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees (or the manner of their determination) to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	Fiscal Year 2020	Fiscal Year 2019
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not Applicable.

(g) The aggregate non-audit fees and services billed by KPMG for the fiscal years 2020 and 2019 were $346,002 and $273,762, respectively. Non-audit fees consist of a service organization controls report review of fund accounting and administration operations and an attestation report in accordance with Rule 17Ad-13.

(h) During the past fiscal year, Registrant’s principal accountant provided certain non-audit services to Registrant’s investment adviser or to entities controlling, controlled by, or under common control with Registrant’s investment adviser that provide ongoing services to Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The Audit Committee of Registrant’s Board of Trustees reviewed and considered these non-audit services provided by Registrant’s principal accountant to Registrant’s affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments

(a) The Schedules of Investments in securities of unaffiliated issuers as of the close of the reporting period for the Large Cap Fund, Large Cap Disciplined Equity Fund, Large Cap Index Fund, S&P 500 Index Fund, Extended Market Index Fund, Small Cap Fund, Small Cap II Fund, Small/Mid Cap Equity Fund, U.S Equity Factor Allocation Fund, U.S. Managed Volatility Fund, Global Managed Volatility Fund, World Equity Ex-US Fund, Screened World Equity Ex-US Fund, World Select Equity Fund, Emerging Markets Equity Fund, and the Consolidated Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period for the Dynamic Asset Allocation Fund are listed below. The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period for the Opportunistic Income Fund, Core Fixed Income Fund, High Yield Bond Fund, Long Duration Fund, Long Duration Credit Fund, Ultra Short Duration Bond Fund, Emerging Markets Debt Fund, Real Return Fund, Limited Duration Bond Fund and Intermediate Duration Credit Fund and the Consolidated Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period for the Multi-Asset Real Return Fund are included as part of the report to shareholders filed under Item 1 of this form.

SCHEDULE OF INVESTMENTS

Large Cap Fund

May 31, 2020

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 97.4%

Communication Services — 6.7%
Activision Blizzard Inc	32,679	$2,352
Alphabet Inc, Cl A *	1,692	2,425
Alphabet Inc, Cl C *	8,265	11,810
AT&T Inc	246,400	7,604
BCE Inc (A)	108,730	4,509
Cable One Inc	949	1,791
Comcast Corp, Cl A	138,327	5,478
Electronic Arts Inc *	18,690	2,297
Facebook Inc, Cl A *	48,064	10,819
Netflix Inc *	2,377	998
News Corp, Cl A	20,908	256
Omnicom Group Inc (A)	58,007	3,178
Take-Two Interactive Software Inc *	9,756	1,328
TEGNA Inc	82,100	962
Verizon Communications Inc	112,500	6,455
ViacomCBS Inc, Cl B (A)	29,156	605
Zynga Inc, Cl A *	27,615	253

		63,120

Consumer Discretionary — 11.6%
Alibaba Group Holding Ltd ADR *	21,659	4,492
Amazon.com Inc *	10,068	24,590
American Eagle Outfitters Inc (A)	75,600	693
Aptiv PLC	3,742	282
Best Buy Co Inc	23,944	1,870
Big Lots Inc (A)	17,400	674
Brunswick Corp/DE	2,010	111
CarMax Inc *	329	29
Carter’s Inc	32,876	2,824
Cooper Tire & Rubber Co	32,100	826
Dillard’s Inc, Cl A (A)	15,300	459
Dollar General Corp	38,403	7,355
Domino’s Pizza Inc	736	284
DR Horton Inc	36,914	2,041
eBay Inc	29,900	1,362
Etsy Inc *	9,378	759
Foot Locker Inc	44,000	1,219
Ford Motor Co	204,000	1,165
Garmin Ltd	835	75
General Motors Co	70,000	1,812
Gentex Corp	29,319	775
Genuine Parts Co	55,855	4,659
Goodyear Tire & Rubber Co/The	77,400	589
Harley-Davidson Inc (A)	25,500	544
Home Depot Inc/The	10,891	2,706
KB Home	37,600	1,244
Kohl’s Corp (A)	29,500	567
Lear Corp	11,600	1,230
Lowe’s Cos Inc	99,209	12,932
Macy’s Inc (A)	53,200	338
MercadoLibre Inc *	648	552
NIKE Inc, Cl B	39,616	3,905

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
O’Reilly Automotive Inc *	6,605	$2,756
Pinterest Inc, Cl A *	30,641	622
Pool Corp	3,067	825
PulteGroup Inc	49,100	1,668
Ross Stores Inc	53,871	5,223
Royal Caribbean Cruises Ltd (A)	9,200	477
Starbucks Corp	36,151	2,819
Target Corp	66,400	8,123
Whirlpool Corp (A)	17,400	2,120
Wingstop Inc	6,773	826
Wyndham Destinations Inc	31,800	1,011

		109,433

Consumer Staples — 8.1%
Altria Group Inc	88,915	3,472
Coca-Cola Co/The	49,572	2,314
Colgate-Palmolive Co	37,596	2,719
Conagra Brands Inc	111,633	3,884
Darling Ingredients Inc *	42,914	1,000
Diageo PLC ADR (A)	26,035	3,661
JM Smucker Co/The	49,139	5,598
Kimberly-Clark Corp	32,100	4,540
Kroger Co/The	270,693	8,830
Molson Coors Beverage Co, Cl B (A)	24,900	945
Mondelez International Inc, Cl A	47,813	2,492
PepsiCo Inc	25,267	3,324
Philip Morris International Inc	126,852	9,306
Procter & Gamble Co/The	29,712	3,444
Sysco Corp	38,717	2,136
Tyson Foods Inc, Cl A	33,000	2,028
Unilever NV	217,681	11,215
US Foods Holding Corp *	27,349	524
Walgreens Boots Alliance Inc	111,160	4,773

		76,205

Energy — 2.2%
Chevron Corp	87,983	8,068
ConocoPhillips	77,815	3,282
Devon Energy Corp	81,200	878
Exxon Mobil Corp	58,280	2,650
Marathon Petroleum Corp	39,000	1,370
Phillips 66	28,400	2,223
Valero Energy Corp	37,200	2,479

		20,950

Financials — 14.3%
Aflac Inc	101,949	3,718
Allstate Corp/The	25,800	2,524
Ally Financial Inc	77,000	1,343
Ameriprise Financial Inc	23,000	3,222
Annaly Capital Management Inc ‡	121,900	751
Bank of America Corp	275,500	6,645
Berkshire Hathaway Inc, Cl B *	53,402	9,910
BlackRock Inc, Cl A	1,473	779

1	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

Large Cap Fund (Continued)
May 31, 2020

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Capital One Financial Corp	17,000	$1,157
Charles Schwab Corp/The	98,862	3,550
Chubb Ltd	37,710	4,598
CIT Group Inc	44,100	800
Citigroup Inc	132,275	6,337
Citizens Financial Group Inc	80,300	1,935
CME Group Inc, Cl A	2,110	385
CNA Financial Corp	13,500	408
Discover Financial Services	26,700	1,269
Everest Re Group Ltd	6,100	1,210
Fifth Third Bancorp	64,200	1,245
First Republic Bank/CA	56,480	6,109
Goldman Sachs Group Inc/The	7,900	1,552
Hartford Financial Services Group Inc/The	25,500	976
Intercontinental Exchange Inc	40,173	3,907
JPMorgan Chase & Co	106,630	10,376
KeyCorp	74,100	878
Lincoln National Corp	49,300	1,870
Markel Corp *	6,712	6,024
Marsh & McLennan Cos Inc	40,914	4,334
MetLife Inc	30,300	1,091
MGIC Investment Corp	82,300	676
Moody’s Corp	20,532	5,490
Morgan Stanley	157,409	6,957
Morningstar Inc	3,518	539
MSCI Inc, Cl A	3,937	1,295
Nasdaq Inc	2,413	286
Navient Corp	86,700	645
PNC Financial Services Group Inc/The	9,500	1,083
Principal Financial Group Inc	29,162	1,126
Progressive Corp/The	26,506	2,059
Prudential Financial Inc	27,400	1,670
Radian Group Inc	52,200	829
Regions Financial Corp	194,400	2,199
S&P Global Inc	13,624	4,428
Starwood Property Trust Inc ‡	43,400	576
State Street Corp	96,057	5,856
Tradeweb Markets Inc, Cl A	7,266	479
Travelers Cos Inc/The	20,235	2,165
Truist Financial Corp	89,670	3,298
Unum Group	38,400	582
US Bancorp	70,630	2,512
Wells Fargo & Co	28,000	741

		134,394

Health Care — 17.3%
Abbott Laboratories	25,131	2,385
AbbVie Inc	23,800	2,205
ACADIA Pharmaceuticals Inc *(A)	17,746	882
Alexion Pharmaceuticals Inc *	16,610	1,992
Alnylam Pharmaceuticals Inc *	5,641	763
AmerisourceBergen Corp, Cl A	45,202	4,310
Amgen Inc	38,079	8,747

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Baxter International Inc	949	$85
Biogen Inc *	7,900	2,426
Bio-Rad Laboratories Inc, Cl A *	196	96
Boston Scientific Corp *	75,104	2,853
Bristol-Myers Squibb Co	67,210	4,014
Cardinal Health Inc	30,439	1,665
Chemed Corp	4,447	2,128
CVS Health Corp	123,757	8,115
Danaher Corp	23,437	3,905
DaVita Inc *	10,937	886
DexCom Inc *	1,785	675
Eli Lilly and Co	33,630	5,144
Gilead Sciences Inc	23,500	1,829
Guardant Health Inc *	2,751	249
GW Pharmaceuticals PLC ADR *(A)	4,454	546
HCA Healthcare Inc	25,000	2,672
Hologic Inc *	26,868	1,424
Humana Inc	5,977	2,454
Johnson & Johnson	135,109	20,097
Laboratory Corp of America Holdings *	5,500	964
Masimo Corp *	1,737	417
McKesson Corp	18,700	2,967
Medpace Holdings Inc *	7,377	685
Medtronic PLC	39,771	3,921
Merck & Co Inc	177,588	14,335
Mettler-Toledo International Inc *	4,411	3,507
Momenta Pharmaceuticals Inc *	35,321	1,112
Novartis AG ADR	58,341	5,101
Perrigo Co PLC	69,317	3,797
Pfizer Inc	337,684	12,896
Quest Diagnostics Inc	46,569	5,508
Regeneron Pharmaceuticals Inc *	2,600	1,593
Teleflex Inc	17,195	6,239
Thermo Fisher Scientific Inc	9,306	3,250
UnitedHealth Group Inc	27,565	8,403
Universal Health Services Inc, Cl B	11,400	1,202
Vertex Pharmaceuticals Inc *	5,252	1,512
West Pharmaceutical Services Inc	10,736	2,319

		162,275

Industrials — 8.9%
3M Co	47,074	7,364
AECOM *	8,236	319
AGCO Corp	18,700	1,033
Allison Transmission Holdings Inc, Cl A	40,300	1,520
American Airlines Group Inc (A)	42,100	442
AMETEK Inc	11,198	1,027
Caterpillar Inc	10,100	1,213
Cintas Corp	5,417	1,343
CoStar Group Inc *	1,021	671
Cummins Inc	18,900	3,205
Curtiss-Wright Corp	10,355	1,039
Delta Air Lines Inc (A)	40,300	1,016

2	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

Large Cap Fund (Continued)

May 31, 2020

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Expeditors International of Washington Inc	22,079	$1,686
Exponent Inc	10,687	793
Fortive Corp	67,173	4,096
General Dynamics Corp	20,521	3,013
Honeywell International Inc	35,749	5,214
Hubbell Inc, Cl B	538	66
Huntington Ingalls Industries Inc	4,000	800
Illinois Tool Works Inc	14,265	2,460
Johnson Controls International plc	125,235	3,934
Kansas City Southern	6,036	909
ManpowerGroup Inc	18,000	1,245
Masco Corp	28,985	1,352
Old Dominion Freight Line Inc	6,950	1,189
Oshkosh Corp	20,000	1,436
Pentair PLC	17,551	687
Pitney Bowes Inc (A)	85,200	202
Raytheon Technologies Corp	75,700	4,884
Regal Beloit Corp	2,342	186
Republic Services Inc, Cl A	26,782	2,289
Roper Technologies Inc	13,948	5,493
Siemens AG ADR	65,100	3,580
Simpson Manufacturing Co Inc	4,970	398
Stanley Black & Decker Inc	17,595	2,207
Tetra Tech Inc	3,303	261
Textron Inc	41,500	1,285
Trane Technologies PLC	3,212	290
TransDigm Group Inc	5,834	2,478
TransUnion	6,766	584
Trinity Industries Inc (A)	58,500	1,168
Uber Technologies Inc *	38,542	1,400
Union Pacific Corp	8,129	1,381
United Airlines Holdings Inc *(A)	32,900	923
United Rentals Inc *(A)	8,900	1,236
Werner Enterprises Inc (A)	14,312	661
WW Grainger Inc	12,279	3,802

		83,780

Information Technology — 19.7%
Adobe Inc *	27,195	10,514
Advanced Micro Devices Inc *	27,807	1,496
Akamai Technologies Inc *	4,114	435
Amdocs Ltd	10,998	685
Amphenol Corp, Cl A	28,677	2,769
Apple Inc	56,766	18,048
Applied Materials Inc	111,694	6,275
Arrow Electronics Inc *	14,515	1,003
Avalara Inc *	4,338	464
Booz Allen Hamilton Holding Corp, Cl A	6,643	530
Brooks Automation Inc	2,320	93
CACI International Inc, Cl A *	1,265	317
Cadence Design Systems Inc *	16,622	1,517
Cisco Systems Inc	156,455	7,482
Citrix Systems Inc	2,713	402

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Corning Inc	24,680	$562
Crowdstrike Holdings Inc, Cl A *	7,868	691
DXC Technology Co	28,400	404
Entegris Inc	20,430	1,223
F5 Networks Inc *	3,054	443
Fidelity National Information Services Inc	29,503	4,096
Fiserv Inc *	15,599	1,665
Flex Ltd *	20,814	202
Global Payments Inc	15,691	2,816
Hewlett Packard Enterprise Co	108,400	1,052
HP Inc	77,800	1,178
Intel Corp	263,574	16,587
International Business Machines Corp	10,700	1,336
Intuit Inc	32,657	9,481
Jabil Inc	11,409	341
Juniper Networks Inc	8,296	201
Lam Research Corp	7,451	2,039
Leidos Holdings Inc	21,177	2,230
ManTech International Corp/VA, Cl A	1,858	144
Maxim Integrated Products Inc	3,210	185
Microchip Technology Inc (A)	82,446	7,916
Micron Technology Inc *	25,916	1,242
Microsoft Corp	157,707	28,900
NCR Corp *	29,400	531
NVIDIA Corp	16,139	5,730
NXP Semiconductors NV	22,316	2,145
ON Semiconductor Corp *	40,100	661
Oracle Corp	44,800	2,409
Palo Alto Networks Inc *	1,684	396
PayPal Holdings Inc *	24,344	3,774
salesforce.com *	36,175	6,323
SAP SE ADR	51,730	6,627
Seagate Technology PLC	27,700	1,469
Semtech Corp *	8,125	432
Switch Inc, Cl A (A)	14,316	274
Synopsys Inc *	13,788	2,494
Teradyne Inc	2,007	135
VeriSign Inc *	4,450	975
Visa Inc, Cl A	57,370	11,201
Vishay Intertechnology Inc	46,100	750
Western Union Co/The (A)	49,400	989
Xerox Holdings Corp	46,300	735

		185,014

Materials — 2.9%
Air Products and Chemicals Inc	3,157	763
Ardagh Group SA, Cl A	10,025	121
Ball Corp	10,497	748
Celanese Corp, Cl A	14,200	1,277
Chemours Co/The (A)	46,300	607
Domtar Corp	24,000	490
Dow Inc	48,000	1,853
Eastman Chemical Co	33,800	2,301

3	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

Large Cap Fund (Continued)

May 31, 2020

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Ecolab Inc	13,364	$2,841
Huntsman Corp	95,000	1,724
International Paper Co	23,200	790
Linde PLC	14,702	2,975
LyondellBasell Industries NV, Cl A	28,700	1,830
O-I Glass Inc, Cl I	65,000	498
Reliance Steel & Aluminum Co	15,300	1,484
RPM International Inc	38,005	2,842
Sherwin-Williams Co/The	3,446	2,046
Steel Dynamics Inc	48,300	1,283
Westrock Co	40,000	1,122

		27,595

Real Estate — 2.8%
American Tower Corp, Cl A ‡	20,154	5,203
Boston Properties Inc ‡	269	23
Brixmor Property Group Inc ‡	56,000	625
CoreSite Realty Corp ‡	6,762	844
Crown Castle International Corp ‡	13,636	2,348
CyrusOne Inc ‡	792	59
Duke Realty Corp ‡	63,703	2,196
First Industrial Realty Trust Inc ‡	11,721	444
Gaming and Leisure Properties Inc ‡	41,300	1,426
Healthpeak Properties Inc ‡	128,075	3,156
Lexington Realty Trust, Cl B ‡	66,500	646
QTS Realty Trust Inc, Cl A ‡	27,680	1,899
Rexford Industrial Realty Inc ‡	40,089	1,596
SBA Communications Corp, Cl A ‡	1,191	374
Service Properties Trust ‡	37,100	250
Terreno Realty Corp ‡	9,528	488
VEREIT Inc ‡	167,100	916
Welltower Inc ‡	67,355	3,413
Xenia Hotels & Resorts Inc ‡	42,100	379

		26,285

Utilities — 2.9%
Alliant Energy Corp	16,836	831

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Avista Corp	17,401	$682
Duke Energy Corp	41,500	3,554
Entergy Corp	5,589	569
Evergy Inc	45,400	2,801
Exelon Corp	85,000	3,256
IDACORP Inc	7,609	709
MDU Resources Group Inc	86,850	1,890
NextEra Energy Inc	29,370	7,506
Pinnacle West Capital Corp	14,511	1,130
Public Service Enterprise Group Inc	55,600	2,838
UGI Corp	19,250	613
Vistra Energy Corp	42,000	858

		27,237

Total Common Stock (Cost $764,988) ($ Thousands)		916,288

AFFILIATED PARTNERSHIP — 3.0%
SEI Liquidity Fund, L.P.
0.290% **†(B)	28,633,236	28,649

Total Affiliated Partnership (Cost $28,638) ($ Thousands)		28,649

CASH EQUIVALENT — 1.3%
SEI Daily Income Trust, Government Fund, Cl F
0.090% **†	12,187,680	12,188

Total Cash Equivalent (Cost $12,188) ($ Thousands)		12,188

Total Investments in Securities — 101.7% (Cost $805,814) ($ Thousands)		$957,125

A list of the open futures contracts held by the Fund at May 31, 2020, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Thousands)
S&P 500 Index E-MINI	100	Jun-2020	$15,001	$15,210	$209
S&P Mid Cap 400 Index E-MINI	6	Jun-2020	1,048	1,057	9

			$16,049	$16,267	$218

Percentages are based on Net Assets of $941,086 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2020.

†	Investment in Affiliated Security (See Note 6).

‡	Real Estate Investment Trust.
(A)	Certain securities or partial positions of certain securities are on loan at May 31, 2020 (See Note 12). The total market value of securities on loan at May 31, 2020 was $27,635 ($ Thousands).

(B)	This security was purchased with cash collateral held from securities on loan (See Note 12). The total market value of such securities as of May 31, 2020 was $28,649 ($ Thousands).

4	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

Large Cap Fund (Concluded)

May 31, 2020

ADR — American Depositary Receipt

Cl — Class

L.P. — Limited Partnership

Ltd. — Limited

PLC — Public Limited Company

S&P— Standard & Poor’s

The following is a list of the level of inputs used as of May 31, 2020, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	916,288	—	—	916,288
Affiliated Partnership	—	28,649	—	28,649
Cash Equivalent	12,188	—	—	12,188

Total Investments in Securities	928,476	28,649	—	957,125

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts *
Unrealized Appreciation	218	—	—	218

Total Other Financial Instruments	218	—	—	218

*	Futures contracts are valued at the unrealized appreciation on the instrument.

For the year ended May 31, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2020 ($ Thousands):

Security Description	Value 5/31/2019	Purchases at Cost	Proceeds from Sales	Realized Gain	Change in Unrealized Appreciation	Value 5/31/2020	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$26,526	$176,700	$(174,588)	$1	$10	$28,649	28,633,236	$125	$—
SEI Daily Income Trust, Government Fund, Cl F	94,077	380,836	(462,725)	—	—	12,188	12,187,680	387	—

Totals	$120,603	$557,536	$(637,313)	$1	$10	$40,837		$512	$—

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

5	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

Large Cap Disciplined Equity Fund

May 31, 2020

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 97.6%

Communication Services — 8.7%
Activision Blizzard Inc	92,265	$6,641
Alphabet Inc, Cl A *	14,536	20,838
Alphabet Inc, Cl C *	4,761	6,803
Altice USA Inc, Cl A *	86,800	2,232
AT&T Inc	243,000	7,499
Cable One Inc	2,377	4,485
CenturyLink Inc	232,100	2,282
Charter Communications Inc, Cl A *	6,600	3,590
Comcast Corp, Cl A	31,800	1,259
Electronic Arts Inc *	49,736	6,112
Facebook Inc, Cl A *	105,056	23,647
Interpublic Group of Cos Inc/The (A)	192,351	3,291
Netflix Inc *	6,900	2,896
News Corp, Cl A	56,090	687
Omnicom Group Inc (A)	70,986	3,889
Take-Two Interactive Software Inc *	24,432	3,327
TripAdvisor Inc *	40,675	784
Verizon Communications Inc	290,616	16,676
ViacomCBS Inc, Cl B (A)	100,849	2,092
Zynga Inc, Cl A *	158,646	1,452

		120,482

Consumer Discretionary — 9.5%
Advance Auto Parts Inc	33,819	4,712
Amazon.com Inc *	15,289	37,341
Asbury Automotive Group Inc *	4,100	296
AutoNation Inc *	32,200	1,271
Booking Holdings Inc *	3,600	5,902
BorgWarner Inc (A)	170,906	5,495
Brunswick Corp/DE	18,759	1,032
Dollar General Corp	48,947	9,374
Domino’s Pizza Inc	1,831	707
DR Horton Inc	59,719	3,302
eBay Inc	99,200	4,518
Etsy Inc *	18,972	1,536
Expedia Group Inc *	3,000	238
frontdoor Inc *	5,569	254
Garmin Ltd	3,804	343
General Motors Co *	202,400	5,238
Gentex Corp	63,945	1,691
Home Depot Inc/The	40,245	10,000
LKQ Corp *	128,500	3,529
Lowe’s Cos Inc	112,424	14,654
M/I Homes Inc *	24,300	814
Marriott Vacations Worldwide Corp *	7,900	710
McDonald’s Corp	19,900	3,708
Murphy USA Inc *	1,100	128
Pool Corp	4,737	1,274
Ross Stores Inc *	61,432	5,956
Sonic Automotive Inc, Cl A	20,800	547
Target Corp	50,800	6,214

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Zumiez Inc *	8,100	$197

		130,981

Consumer Staples — 7.4%
Altria Group Inc	270,173	10,550
Archer-Daniels-Midland Co	34,300	1,348
Bunge Ltd	14,800	578
Coca-Cola Co/The	243,143	11,350
Conagra Brands Inc	129,331	4,499
Costco Wholesale Corp	4,071	1,256
Coty Inc, Cl A *(A)	203,100	737
General Mills Inc	40,100	2,528
Herbalife Nutrition Ltd *	48,600	2,131
JM Smucker Co/The	31,652	3,606
Kellogg Co	93,266	6,091
Keurig Dr Pepper Inc (A)	101,000	2,820
Kimberly-Clark Corp	9,100	1,287
Kroger Co/The	200,867	6,552
Mondelez International Inc, Cl A	70,034	3,650
PepsiCo Inc	28,753	3,782
Philip Morris International Inc	57,792	4,240
Pilgrim’s Pride Corp *	15,700	325
Procter & Gamble Co/The	150,636	17,462
Sysco Corp	42,966	2,370
Tyson Foods Inc, Cl A	46,700	2,869
Unilever NV	80,534	4,149
Walgreens Boots Alliance Inc	64,800	2,783
Walmart Inc	37,100	4,603

		101,566

Energy — 2.1%
Cabot Oil & Gas Corp, Cl A	15,478	307
Chevron Corp	146,112	13,398
Devon Energy Corp	40,700	440
Diamondback Energy Inc	33,700	1,435
EOG Resources Inc	10,900	556
Exxon Mobil Corp	51,100	2,324
HollyFrontier Corp	14,000	440
Kinder Morgan Inc	166,700	2,634
Marathon Petroleum Corp	112,785	3,963
Phillips 66	38,045	2,978
TechnipFMC PLC	91,000	673
World Fuel Services Corp	12,000	306

		29,454

Financials — 10.4%
Affiliated Managers Group Inc	21,800	1,452
Aflac Inc	93,222	3,400
Allstate Corp/The	46,334	4,532
American Equity Investment Life Holding Co	8,100	176
American International Group Inc	241,149	7,249
Ameriprise Financial Inc	20,400	2,857
Bank of America Corp	656,587	15,837
Bank of New York Mellon Corp/The	40,700	1,513

1	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

Large Cap Disciplined Equity Fund (Continued)

May 31, 2020

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
BankUnited Inc	22,500	$416
Berkshire Hathaway Inc, Cl B *	44,079	8,180
BlackRock Inc, Cl A	5,169	2,732
Capital One Financial Corp	25,300	1,722
Cboe Global Markets Inc	20,100	2,140
Chubb Ltd	9,300	1,134
CIT Group Inc	20,400	370
Citigroup Inc	162,800	7,800
Comerica Inc	66,700	2,425
Discover Financial Services	28,500	1,354
Essent Group Ltd	35,179	1,163
Evercore Inc, Cl A	13,900	766
Fidelity National Financial Inc	50,500	1,611
First BanCorp/Puerto Rico	5,600	30
First Hawaiian Inc	30,741	530
Hancock Whitney Corp	12,400	268
Hanover Insurance Group Inc/The	3,129	314
Hilltop Holdings Inc	3,600	67
Intercontinental Exchange Inc	50,426	4,904
JPMorgan Chase & Co	24,602	2,394
KeyCorp	124,200	1,472
Ladder Capital Corp, Cl A ‡	20,490	163
Lincoln National Corp	31,700	1,202
LPL Financial Holdings Inc	3,800	271
MarketAxess Holdings Inc	532	271
Marsh & McLennan Cos Inc	60,125	6,368
MetLife Inc	128,700	4,634
MGIC Investment Corp	174,200	1,430
Morningstar Inc	5,221	800
MSCI Inc, Cl A	9,644	3,171
Nasdaq Inc	5,535	656
Old Republic International Corp	42,300	659
OneMain Holdings Inc, Cl A	1,700	40
PacWest Bancorp	75,700	1,310
Popular Inc	49,800	1,967
Primerica Inc	1,618	184
Principal Financial Group Inc	48,039	1,855
Radian Group Inc	67,900	1,078
Regions Financial Corp	307,300	3,476
S&P Global Inc	5,102	1,658
Starwood Property Trust Inc ‡	18,300	243
State Street Corp	82,209	5,011
Sterling Bancorp/DE	14,700	181
Synchrony Financial	84,000	1,711
Synovus Financial Corp	95,600	1,835
TPG RE Finance Trust Inc	83,000	615
Travelers Cos Inc/The	21,200	2,268
Unum Group	64,600	979
Voya Financial Inc	38,503	1,735
Wells Fargo & Co	385,349	10,200
Western Alliance Bancorp	29,700	1,134

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Willis Towers Watson PLC	37,141	$7,536

		143,449

Health Care — 18.4%
Abbott Laboratories	164,321	15,597
AbbVie Inc	73,500	6,811
Agilent Technologies Inc	53,314	4,699
Alexion Pharmaceuticals Inc *	24,200	2,902
Alnylam Pharmaceuticals Inc *	17,520	2,370
AmerisourceBergen Corp, Cl A	52,323	4,989
Amgen Inc	56,479	12,973
Anthem Inc	13,400	3,941
Baxter International Inc	13,714	1,234
Becton Dickinson and Co	58,094	14,345
Biogen Inc *	13,054	4,009
Bio-Rad Laboratories Inc, Cl A *	1,183	581
Bristol-Myers Squibb Co	121,168	7,236
Cardinal Health Inc	1,120	61
Chemed Corp	6,588	3,152
Cigna Corp	35,600	7,025
CVS Health Corp	143,519	9,411
Danaher Corp	3,900	650
DaVita Inc *	21,366	1,730
DENTSPLY SIRONA Inc	26,800	1,247
Edwards Lifesciences Corp *	13,200	2,966
Eli Lilly and Co	39,706	6,073
Gilead Sciences Inc	49,100	3,821
HCA Healthcare Inc *	21,300	2,277
Hologic Inc *	50,038	2,652
Humana Inc	31,817	13,066
IQVIA Holdings Inc *	23,000	3,439
Jazz Pharmaceuticals PLC *	16,600	1,981
Johnson & Johnson	99,404	14,786
Masimo Corp *	5,629	1,352
Medtronic PLC	130,536	12,868
Merck & Co Inc	373,414	30,142
Mylan NV *	32,200	550
Pfizer Inc	222,733	8,506
Premier Inc, Cl A *	10,600	369
Regeneron Pharmaceuticals Inc *	2,044	1,253
STERIS PLC	2,100	348
Thermo Fisher Scientific Inc	13,308	4,647
UnitedHealth Group Inc	58,191	17,740
Vertex Pharmaceuticals Inc *	7,700	2,217
West Pharmaceutical Services Inc	15,457	3,339
Zimmer Biomet Holdings Inc	89,737	11,337
Zoetis Inc, Cl A	23,400	3,262

		253,954

Industrials — 8.9%
3M Co	36,491	5,709
Acuity Brands Inc	7,700	663
ADT Inc	118,900	842

2	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

Large Cap Disciplined Equity Fund (Continued)

May 31, 2020

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Advanced Drainage Systems Inc	4,600	$204
AECOM *	25,348	983
Allison Transmission Holdings Inc, Cl A	46,100	1,739
Altra Industrial Motion Corp	19,600	608
American Woodmark Corp *	2,400	151
AMETEK Inc	85,345	7,827
Atkore International Group Inc *	48,000	1,288
Barrett Business Services Inc	4,600	233
BMC Stock Holdings Inc *	40,200	1,052
BWX Technologies Inc	2,311	145
Carrier Global Corp *	40,400	827
Crane Co	22,100	1,231
CSX Corp	15,100	1,081
Curtiss-Wright Corp	18,506	1,856
Deere & Co	1,500	228
Delta Air Lines Inc *	9,800	247
Dover Corp	5,114	497
EMCOR Group Inc	10,700	680
Expeditors International of Washington Inc	41,795	3,192
Gates Industrial Corp PLC *	40,500	407
General Dynamics Corp	15,900	2,335
General Electric Co	278,700	1,831
GMS Inc *	28,100	576
Honeywell International Inc	83,944	12,243
Howmet Aerospace Inc *	62,800	821
Hubbell Inc, Cl B	3,567	437
Huntington Ingalls Industries Inc	967	193
Illinois Tool Works Inc	41,343	7,130
Johnson Controls International plc	39,100	1,228
Kansas City Southern	19,132	2,880
Kforce Inc	9,300	281
L3Harris Technologies Inc	48,249	9,623
Lockheed Martin Corp	9,200	3,574
Lydall Inc *	9,300	101
Masco Corp	60,074	2,802
Mueller Industries Inc	7,500	201
Nielsen Holdings PLC	45,700	635
Northrop Grumman Corp	15,000	5,028
Old Dominion Freight Line Inc	16,727	2,862
Oshkosh Corp	10,500	754
Otis Worldwide Corp	6,250	329
Owens Corning	42,700	2,242
PACCAR Inc	2,200	162
Pentair PLC	37,064	1,451
Quanta Services Inc	12,400	458
Raytheon Technologies Corp	33,900	2,187
Republic Services Inc, Cl A	63,325	5,412
Rexnord Corp	45,900	1,382
SkyWest Inc *	5,000	160
SPX Corp *	9,800	392
Standex International Corp	3,300	175
Stanley Black & Decker Inc	61,121	7,668

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Trane Technologies PLC	8,880	$801
TransUnion	49,709	4,289
UFP Industries Inc	34,800	1,591
Union Pacific Corp	12,100	2,055
Univar Solutions Inc *	24,900	384
WW Grainger Inc	14,206	4,398

		122,761

Information Technology — 22.1%
Accenture PLC, Cl A	24,900	5,020
Adobe Inc *	10,502	4,060
Advanced Micro Devices Inc *	36,474	1,962
Akamai Technologies Inc *	17,434	1,845
Alliance Data Systems Corp	5,600	259
Amdocs Ltd	19,603	1,220
Apple Inc	151,303	48,105
Applied Materials Inc	130,153	7,312
Arrow Electronics Inc *	24,875	1,718
Autodesk Inc *	15,100	3,177
Booz Allen Hamilton Holding Corp, Cl A	50,341	4,015
Broadcom Inc	13,000	3,787
CACI International Inc, Cl A *	9,999	2,508
Cadence Design Systems Inc *	39,151	3,574
CDW Corp/DE	1,758	195
Cisco Systems Inc	197,500	9,445
Citrix Systems Inc	9,706	1,438
Cognizant Technology Solutions Corp, Cl A	61,400	3,254
Cornerstone OnDemand Inc *	9,300	359
DXC Technology Co *	130,700	1,857
Entegris Inc	31,165	1,866
F5 Networks Inc *	12,875	1,866
Fair Isaac Corp *	4,900	1,973
Fortinet Inc *	1,400	195
Global Payments Inc	18,066	3,243
GoDaddy Inc, Cl A *	1,600	124
Hewlett Packard Enterprise Co	229,900	2,232
Intel Corp	200,191	12,598
International Business Machines Corp	27,300	3,410
Intuit Inc	28,716	8,337
Jabil Inc	85,934	2,571
Jack Henry & Associates Inc	1,000	181
Juniper Networks Inc	29,586	718
KBR Inc	29,700	696
Lam Research Corp	18,403	5,036
Leidos Holdings Inc	61,939	6,522
Mastercard Inc, Cl A	4,000	1,204
Microchip Technology Inc (A)	46,206	4,437
Micron Technology Inc *	77,122	3,695
Microsoft Corp	357,599	65,530
Motorola Solutions Inc	57,404	7,768
NortonLifeLock Inc	4,958	113
NVIDIA Corp	33,548	11,910
Oracle Corp	152,174	8,182

3	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

Large Cap Disciplined Equity Fund (Continued)

May 31, 2020

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
PayPal Holdings Inc *	9,200	$1,426
Qorvo Inc *	467	49
QUALCOMM Inc	195,563	15,817
SS&C Technologies Holdings Inc	9,400	544
Switch Inc, Cl A (A)	80,081	1,530
Synopsys Inc *	20,005	3,619
Teradyne Inc	4,143	278
VeriSign Inc *	9,134	2,000
Visa Inc, Cl A	23,700	4,627
VMware Inc, Cl A *	16,700	2,610
Western Digital Corp *	8,100	360
Xerox Holdings Corp	109,500	1,739
Xilinx Inc	114,981	10,573

		304,689

Materials — 2.5%
Air Products and Chemicals Inc	34,345	8,299
Arconic Corp *	31,175	451
Ardagh Group SA, Cl A	42,657	514
Ashland Global Holdings Inc	1,885	127
Avery Dennison Corp	63,164	6,990
Corteva Inc	90,600	2,474
Dow Inc	66,800	2,578
DuPont de Nemours Inc	37,900	1,923
Eastman Chemical Co	17,100	1,164
Ecolab Inc	19,757	4,200
LyondellBasell Industries NV, Cl A	23,700	1,511
Nucor Corp	20,400	862
Reliance Steel & Aluminum Co	3,059	297
RPM International Inc	6,510	487
Scotts Miracle-Gro Co/The, Cl A	918	131
Sherwin-Williams Co/The	2,000	1,188
Silgan Holdings Inc	5,106	171
Steel Dynamics Inc	15,100	401
Westrock Co	6,500	182

		33,950

Real Estate — 3.7%
Alexandria Real Estate Equities Inc ‡	30,474	4,684
American Homes 4 Rent, Cl A ‡	154,495	3,899
American Tower Corp, Cl A ‡	477	123
Apple Hospitality REIT Inc *‡	23,000	235
Boston Properties Inc ‡	7,382	635
CBRE Group Inc, Cl A *	3,396	149
Columbia Property Trust Inc ‡	33,000	420
CoreCivic Inc ‡	39,200	472
CoreSite Realty Corp ‡	18,419	2,299
Corporate Office Properties Trust ‡	17,405	435
Crown Castle International Corp ‡	74,186	12,772
CyrusOne Inc ‡	15,170	1,128
Digital Realty Trust Inc ‡	4,100	589
Duke Realty Corp ‡	95,417	3,290
Equinix Inc ‡	638	445

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Equity LifeStyle Properties Inc ‡	13,647	$850
First Industrial Realty Trust Inc ‡	13,700	519
Franklin Street Properties Corp ‡	22,900	122
Gaming and Leisure Properties Inc ‡	131,400	4,539
Invitation Homes Inc ‡	80,800	2,125
Lamar Advertising Co, Cl A ‡	5,800	384
Medical Properties Trust Inc ‡	262,237	4,741
MGM Growth Properties LLC, Cl A ‡	7,900	219
Prologis Inc ‡	34,600	3,166
Regency Centers Corp ‡	9,000	385
Retail Properties of America Inc, Cl A *‡	74,100	402
SBA Communications Corp, Cl A ‡	5,231	1,643
Service Properties Trust ‡	20,900	141
Spirit Realty Capital Inc ‡	32,600	927

		51,738

Utilities — 3.9%
AES Corp/The	82,600	1,032
Alliant Energy Corp	43,690	2,157
American Electric Power Co Inc	64,319	5,483
Clearway Energy Inc, Cl C	41,900	918
Dominion Energy Inc	15,500	1,318
Duke Energy Corp	31,500	2,697
Entergy Corp	36,341	3,700
Exelon Corp	116,700	4,471
IDACORP Inc	16,441	1,533
National Fuel Gas Co	8,300	348
NextEra Energy Inc	46,507	11,885
NRG Energy Inc	15,400	555
OGE Energy Corp	5,900	185
Pinnacle West Capital Corp	30,951	2,411
PPL Corp	140,000	3,912
Public Service Enterprise Group Inc	37,800	1,929
Sempra Energy	21,300	2,690
Southern Co/The	46,000	2,625
UGI Corp	62,900	2,003
Vistra Energy Corp	77,500	1,584

		53,436

Total Common Stock (Cost $1,092,579) ($ Thousands)		1,346,460

	Face Amount (Thousands)
U.S. TREASURY OBLIGATION — 0.0%
U.S. Treasury Bill
0.000%, 06/18/2020 (B)	$120	120

Total U.S. Treasury Obligation (Cost $120) ($ Thousands)		120

4	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

Large Cap Disciplined Equity Fund (Concluded)

May 31, 2020

Description	Shares	Market Value ($ Thousands)
AFFILIATED PARTNERSHIP — 1.6%
SEI Liquidity Fund, L.P.
0.290% **†(C)	22,568,868	$22,577

Total Affiliated Partnership (Cost $22,573) ($ Thousands)		22,577

Description	Shares	Market Value ($ Thousands)
CASH EQUIVALENT — 2.7%
SEI Daily Income Trust, Government Fund, Cl F
0.090% **†	37,159,794	$37,160

Total Cash Equivalent (Cost $37,160) ($ Thousands)		37,160

Total Investments in Securities — 101.9% (Cost $1,152,432) ($ Thousands)		$1,406,317

A list of the open futures contracts held by the Fund at May 31, 2020, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Thousands)
S&P 500 Index E-MINI	88	Jun-2020	$13,042	$13,385	$343

Percentages are based on a Net Assets of $1,380,069 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2020.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)	Certain securities or partial positions of certain securities are on loan at May 31, 2020 (see Note 12). The total market value of securities on loan at May 31, 2020, was $21,852 ($ Thousands).

(B)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

(C)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total market value of such securities as of May 31, 2020 was $22,577 ($ Thousands).

ADR — American Depositary Receipt

Cl — Class

L.P. — Limited Partnership

Ltd. — Limited

MSCI — Morgan Stanley Capital International

PLC — Public Limited Company

REIT — Real Estate investment Trust

S&P— Standard & Poor’s

SPX — Standard & Poor’s 500 Index

The following is a list of the level of inputs used as of May 31, 2020, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	1,346,460	—	—	1,346,460
U.S. Treasury Obligation	—	120	—	120
Affiliated Partnership	—	22,577	—	22,577
Cash Equivalent	37,160	—	—	37,160

Total Investments in Securities	1,383,620	22,697	—	1,406,317

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts *
Unrealized Appreciation	343	—	—	343

Total Other Financial Instruments	343	—	—	343

*	Futures contracts are valued at the unrealized appreciation on the instrument.

For the year ended May 31, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2020 ($ Thousands):

Security Description	Value 5/31/2019	Purchases at Cost	Proceeds from Sales	Realized Gain	Change in Unrealized Appreciation	Value 5/31/2020	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$56,762	$293,068	$(327,261)	$1	$7	$22,577	22,568,868	$—	$—
SEI Daily Income Trust, Government Fund, Cl F	72,385	941,013	(976,238)	—	—	37,160	37,159,794	887	—

Totals	$129,147	$1,234,081	$(1,303,499)	$1	$7	$59,737		$887	$—

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

5	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

Large Cap Index Fund

May 31, 2020

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 99.4%

Communication Services — 10.4%
Activision Blizzard Inc	47,956	$3,452
Alphabet Inc, Cl A *	18,729	26,848
Alphabet Inc, Cl C *	18,799	26,862
Altice USA Inc, Cl A *	18,500	476
AMC Networks Inc, Cl A *	2,185	62
AT&T Inc	458,485	14,149
Cable One Inc	257	485
CenturyLink Inc (A)	62,106	611
Charter Communications Inc, Cl A *	9,497	5,166
Cinemark Holdings Inc *	8,100	122
Comcast Corp, Cl A	283,350	11,221
Discovery Inc, Cl A *(A)	8,000	174
Discovery Inc, Cl C *	23,300	456
DISH Network Corp, Cl A *	15,226	482
Electronic Arts Inc *	17,365	2,134
Facebook Inc, Cl A *	149,600	33,674
Fox Corp	31,527	916
GCI Liberty Inc *	4,949	342
IAC/interactivecorp *	4,532	1,225
Interpublic Group of Cos Inc/The	23,275	398
John Wiley & Sons Inc, Cl A	3,842	154
Liberty Broadband Corp, Cl A *	1,280	172
Liberty Broadband Corp, Cl C *	7,008	957
Liberty Media Corp-Liberty Formula One, Cl A *	1,600	54
Liberty Media Corp-Liberty Formula One, Cl C *	12,200	423
Liberty Media Corp-Liberty SiriusXM, Cl A *	4,020	147
Liberty Media Corp-Liberty SiriusXM, Cl C *	8,540	312
Lions Gate Entertainment Corp, Cl A *(A)	4,900	39
Lions Gate Entertainment Corp, Cl B *	10,883	82
Live Nation Entertainment Inc *	7,300	359
Madison Square Garden Entertainment Corp *	1,086	86
Madison Square Garden Sports C, Cl A *	1,086	185
Match Group Inc *(A)	3,400	303
Netflix Inc *	26,500	11,123
New York Times Co/The, Cl A	8,800	345
News Corp	10,800	132
News Corp, Cl A	25,546	313
Nexstar Media Group Inc, Cl A	2,400	200
Omnicom Group Inc (A)	12,744	698
Roku Inc, Cl A *(A)	4,600	504
Sinclair Broadcast Group Inc, Cl A	3,000	56
Sirius XM Holdings Inc (A)	79,600	463
Spotify Technology SA *	8,100	1,466
Take-Two Interactive Software Inc *	7,300	994
Telephone and Data Systems Inc	4,280	88
T-Mobile US Inc *	23,898	2,391
TripAdvisor Inc *	5,767	111
Twitter Inc *	45,560	1,411

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
United States Cellular Corp *	831	$25
Verizon Communications Inc	259,776	14,906
ViacomCBS Inc	715	18
ViacomCBS Inc, Cl B (A)	38,786	804
Walt Disney Co/The *	109,750	12,874
World Wrestling Entertainment Inc, Cl A	2,200	102
Zillow Group Inc, Cl A *	2,643	153
Zillow Group Inc, Cl C *(A)	8,286	481
Zynga Inc, Cl A *	50,500	462

		182,648

Consumer Discretionary — 10.9%
Advance Auto Parts Inc	3,508	489
Amazon.com Inc *	26,189	63,963
Aptiv PLC *	16,900	1,273
Aramark	15,300	396
AutoNation Inc *	3,032	120
AutoZone Inc *	1,507	1,730
Best Buy Co Inc	13,347	1,042
Booking Holdings Inc *	2,632	4,315
BorgWarner Inc (A)	12,764	410
Bright Horizons Family Solutions Inc *	3,600	403
Brunswick Corp/DE	6,800	374
Burlington Stores Inc *	3,700	776
Caesars Entertainment Corp *	28,200	321
Capri Holdings Ltd *	7,300	110
CarMax Inc *	9,760	859
Carnival Corp, Cl A *(A)	23,300	367
Carter’s Inc *	3,300	283
Carvana Co, Cl A *(A)	1,900	177
Chipotle Mexican Grill Inc, Cl A *	1,619	1,625
Choice Hotels International Inc *	1,884	152
Columbia Sportswear Co *	2,300	168
Darden Restaurants Inc *	9,122	701
Dick’s Sporting Goods Inc *	1,858	67
Dollar General Corp	16,200	3,102
Dollar Tree Inc *	15,234	1,491
Domino’s Pizza Inc	2,400	926
DR Horton Inc	20,368	1,126
Dunkin’ Brands Group Inc *	5,500	351
eBay Inc	48,411	2,205
Etsy Inc *	6,700	543
Expedia Group Inc *	7,822	622
Extended Stay America Inc	7,600	87
Five Below Inc *	3,000	314
Floor & Decor Holdings Inc, Cl A *	4,800	250
Foot Locker Inc *	5,869	163
Ford Motor Co *	253,284	1,446
frontdoor Inc *	4,700	215
Gap Inc/The	15,021	134
Garmin Ltd	8,700	784
General Motors Co *	79,600	2,060
Gentex Corp	12,864	340

1	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

Large Cap Index Fund (Continued)

May 31, 2020

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Genuine Parts Co	9,511	$793
Goodyear Tire & Rubber Co/The *	15,552	118
Graham Holdings Co, Cl B	157	56
Grand Canyon Education Inc *	2,300	224
Grubhub Inc *(A)	4,800	272
H&R Block Inc	11,725	199
Hanesbrands Inc (A)	19,972	197
Harley-Davidson Inc	10,003	213
Hasbro Inc	7,067	520
Hilton Grand Vacations Inc *	5,170	111
Hilton Worldwide Holdings Inc *	16,633	1,319
Home Depot Inc/The	68,415	17,000
Hyatt Hotels Corp, Cl A *(A)	2,600	143
International Game Technology PLC	8,400	71
Kohl’s Corp *	10,319	198
L Brands Inc *	11,357	184
Las Vegas Sands Corp *	21,893	1,050
Lear Corp *	3,600	382
Leggett & Platt Inc	7,212	221
Lennar Corp, Cl A	16,790	1,015
Lennar Corp, Cl B	1,713	77
LKQ Corp *	18,400	505
Lowe’s Cos Inc	48,710	6,349
Lululemon Athletica Inc *	7,600	2,281
Macy’s Inc *(A)	18,430	117
Marriott International Inc/MD, Cl A *	16,294	1,442
Mattel Inc *(A)	19,842	183
McDonald’s Corp	47,580	8,865
MGM Resorts International (A)	29,739	511
Mohawk Industries Inc *	2,766	258
Newell Brands Inc (A)	27,193	358
NIKE Inc, Cl B	74,068	7,302
Nordstrom Inc *(A)	6,912	112
Norwegian Cruise Line Holdings Ltd *	12,400	194
NVR Inc *	184	593
Ollie’s Bargain Outlet Holdings Inc *	2,800	256
O’Reilly Automotive Inc *	4,740	1,978
Penske Automotive Group Inc *	1,800	64
Planet Fitness Inc, Cl A *	4,700	304
Polaris Inc	4,700	410
Pool Corp	2,500	673
PulteGroup Inc	12,945	440
PVH Corp *	3,300	150
Qurate Retail Inc *	28,230	232
Ralph Lauren Corp, Cl A *	3,180	240
Ross Stores Inc *	22,676	2,199
Royal Caribbean Cruises Ltd *(A)	10,000	519
Service Corp International/US	10,894	430
ServiceMaster Global Holdings Inc *	6,200	204
Six Flags Entertainment Corp *	3,500	80
Skechers USA Inc, Cl A *	8,500	266
Starbucks Corp	74,312	5,796

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Tapestry Inc *	13,967	$190
Target Corp	30,985	3,790
Tempur Sealy International Inc *	1,700	111
Tesla Inc *	9,137	7,629
Thor Industries Inc (A)	3,300	284
Tiffany & Co	7,125	913
TJX Cos Inc/The *	76,816	4,053
Toll Brothers Inc	8,751	283
Tractor Supply Co	7,400	903
Ulta Beauty Inc *	3,152	769
Under Armour Inc, Cl A *	10,700	94
Under Armour Inc, Cl C *	8,821	69
Urban Outfitters Inc *	3,820	65
Vail Resorts Inc *	2,100	416
VF Corp	19,968	1,120
Wayfair Inc, Cl A *(A)	3,800	652
Wendy’s Co/The	13,075	278
Whirlpool Corp (A)	3,716	453
Williams-Sonoma Inc (A)	5,162	430
Wyndham Destinations Inc	4,768	152
Wyndham Hotels & Resorts Inc	5,768	265
Wynn Resorts Ltd *	5,196	433
Yum China Holdings Inc *	21,148	980
Yum! Brands Inc	19,548	1,754

		190,040

Consumer Staples — 6.6%
Altria Group Inc	117,940	4,606
Archer-Daniels-Midland Co	34,479	1,355
Beyond Meat Inc *(A)	2,700	346
Brown-Forman Corp, Cl A	2,200	131
Brown-Forman Corp, Cl B	9,817	647
Bunge Ltd	8,800	343
Campbell Soup Co (A)	8,978	458
Casey’s General Stores Inc	1,900	303
Church & Dwight Co Inc	15,314	1,150
Clorox Co/The	8,103	1,671
Coca-Cola Co/The	241,040	11,252
Colgate-Palmolive Co	53,050	3,837
Conagra Brands Inc	28,376	987
Constellation Brands Inc, Cl A	10,431	1,801
Costco Wholesale Corp	27,681	8,539
Coty Inc, Cl A *	14,922	54
Energizer Holdings Inc (A)	2,941	129
Estee Lauder Cos Inc/The, Cl A *	13,808	2,727
Flowers Foods Inc	10,325	244
General Mills Inc	38,492	2,426
Grocery Outlet Holding Corp *	6,700	247
Hain Celestial Group Inc/The *	3,300	104
Herbalife Nutrition Ltd *	6,500	285
Hershey Co/The	9,298	1,261
Hormel Foods Corp (A)	16,756	818
Ingredion Inc	4,100	345

2	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

Large Cap Index Fund (Continued)

May 31, 2020

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
JM Smucker Co/The	6,311	$719
Kellogg Co	15,403	1,006
Keurig Dr Pepper Inc (A)	13,500	377
Kimberly-Clark Corp	21,618	3,058
Kraft Heinz Co/The	39,402	1,201
Kroger Co/The	48,646	1,587
Lamb Weston Holdings Inc	8,362	502
McCormick & Co Inc/MD	7,693	1,347
Molson Coors Beverage Co, Cl B *(A)	11,962	454
Mondelez International Inc, Cl A	89,606	4,670
Monster Beverage Corp *	22,987	1,653
Nu Skin Enterprises Inc, Cl A	3,900	145
PepsiCo Inc	88,052	11,583
Philip Morris International Inc	98,168	7,202
Pilgrim’s Pride Corp *	400	8
Post Holdings Inc *	3,800	331
Procter & Gamble Co/The	152,654	17,696
Reynolds Consumer Products Inc	5,200	174
Seaboard Corp	16	47
Spectrum Brands Holdings Inc	2,918	138
Sprouts Farmers Market Inc *	9,000	226
Sysco Corp	28,348	1,564
TreeHouse Foods Inc *	3,000	158
Tyson Foods Inc, Cl A	18,565	1,141
US Foods Holding Corp *	13,000	249
Walgreens Boots Alliance Inc	47,825	2,054
Walmart Inc	87,379	10,840

		116,196

Energy — 2.8%
Antero Midstream Corp	10,700	51
Antero Resources Corp *	18,400	55
Apache Corp (A)	21,559	233
Apergy Corp *	1,828	17
Baker Hughes Co, Cl A	38,040	628
Cabot Oil & Gas Corp, Cl A	23,700	470
Centennial Resource Development Inc/DE, Cl A *	11,100	11
Cheniere Energy Inc *	13,600	603
Chesapeake Energy Corp *(A)	306	4
Chevron Corp	119,902	10,995
Cimarex Energy Co	6,900	181
Concho Resources Inc	13,424	732
ConocoPhillips	69,276	2,922
Continental Resources Inc/OK *(A)	5,300	65
Devon Energy Corp	20,413	221
Diamondback Energy Inc	8,717	371
EOG Resources Inc	35,090	1,789
EQT Corp *	11,619	155
Equitrans Midstream Corp (A)	16,495	133
Exxon Mobil Corp	266,138	12,101
Halliburton Co	51,036	600
Helmerich & Payne Inc	6,550	132

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Hess Corp (A)	18,512	$879
HollyFrontier Corp	7,026	221
Kinder Morgan Inc	125,122	1,977
Kosmos Energy Ltd *	17,200	31
Marathon Oil Corp *	48,376	258
Marathon Petroleum Corp	38,419	1,350
Murphy Oil Corp (A)	5,354	64
National Oilwell Varco Inc *	23,180	289
Noble Energy Inc	24,324	212
Occidental Petroleum Corp (A)	61,319	794
ONEOK Inc	24,558	901
Parsley Energy Inc, Cl A	17,300	158
Patterson-UTI Energy Inc	13,832	51
PBF Energy Inc, Cl A *	6,900	73
Phillips 66	28,388	2,222
Pioneer Natural Resources Co	10,844	993
Range Resources Corp *(A)	20,614	124
Schlumberger Ltd	82,255	1,519
Targa Resources Corp	14,800	265
Transocean Ltd *(A)	33,900	45
Valero Energy Corp	26,736	1,782
Williams Cos Inc/The	80,496	1,645
WPX Energy Inc *	23,648	134

		48,456

Financials — 10.5%
Affiliated Managers Group Inc	3,220	215
Aflac Inc	46,812	1,707
AGNC Investment Corp ‡	34,059	441
Alleghany Corp *	999	513
Allstate Corp/The	20,325	1,988
Ally Financial Inc	23,500	410
American Express Co	41,834	3,977
American Financial Group Inc/OH	4,114	248
American International Group Inc	56,223	1,690
American National Insurance Co	822	62
Ameriprise Financial Inc	7,680	1,076
Annaly Capital Management Inc ‡	86,211	531
Aon PLC, Cl A	14,544	2,864
Arch Capital Group Ltd *	22,600	638
Arthur J Gallagher & Co	11,104	1,047
Associated Banc-Corp	7,284	102
Assurant Inc	4,193	430
Assured Guaranty Ltd	4,700	122
Athene Holding Ltd, Cl A *	9,400	272
Axis Capital Holdings Ltd	4,800	180
Bank of America Corp	502,463	12,119
Bank of Hawaii Corp	2,282	147
Bank of New York Mellon Corp/The	51,309	1,907
Bank OZK	6,400	144
BankUnited Inc	5,700	105
Berkshire Hathaway Inc, Cl B *	122,600	22,752
BGC Partners Inc, Cl A	22,900	59

3	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

Large Cap Index Fund (Continued)

May 31, 2020

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
BlackRock Inc, Cl A	9,185	$4,856
BOK Financial Corp	2,475	126
Brighthouse Financial Inc *	7,728	230
Brown & Brown Inc	13,948	561
Capital One Financial Corp	27,725	1,886
Cboe Global Markets Inc	6,600	703
Charles Schwab Corp/The	72,985	2,621
Chimera Investment Corp ‡(A)	8,380	70
Chubb Ltd	28,491	3,474
Cincinnati Financial Corp	8,986	530
CIT Group Inc	5,103	93
Citigroup Inc	132,904	6,367
Citizens Financial Group Inc	26,700	643
CME Group Inc, Cl A	22,370	4,085
CNA Financial Corp	3,100	94
Comerica Inc	8,953	325
Commerce Bancshares Inc/MO	7,191	458
Credit Acceptance Corp *(A)	500	185
Cullen/Frost Bankers Inc (A)	3,568	271
Discover Financial Services	18,889	897
E*TRADE Financial Corp	12,300	560
East West Bancorp Inc	9,000	315
Eaton Vance Corp	6,010	217
Equitable Holdings Inc	26,200	501
Erie Indemnity Co, Cl A	1,419	256
Evercore Inc, Cl A	3,100	171
Everest Re Group Ltd	2,500	496
FactSet Research Systems Inc	2,300	707
Fidelity National Financial Inc	15,152	483
Fifth Third Bancorp	43,082	835
First American Financial Corp	6,900	348
First Citizens BancShares Inc/NC, Cl A	500	193
First Hawaiian Inc	8,000	138
First Horizon National Corp	21,756	203
First Republic Bank/CA	10,700	1,157
FNB Corp/PA	17,100	127
Franklin Resources Inc (A)	19,649	371
Globe Life Inc	6,487	500
Goldman Sachs Group Inc/The	20,175	3,964
Hanover Insurance Group Inc/The	2,493	250
Hartford Financial Services Group Inc/The	23,710	908
Huntington Bancshares Inc/OH	55,134	490
Interactive Brokers Group Inc, Cl A	5,600	237
Intercontinental Exchange Inc	34,800	3,384
Invesco Ltd	16,800	134
Janus Henderson Group PLC	8,300	179
Jefferies Financial Group Inc	16,706	245
JPMorgan Chase & Co	195,534	19,027
Kemper Corp	3,300	209
KeyCorp	59,751	708
Lazard Ltd, Cl A (B)	6,900	185
Legg Mason Inc	4,781	238

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
LendingTree Inc *(A)	400	$104
Lincoln National Corp	11,688	443
Loews Corp	15,936	530
LPL Financial Holdings Inc	4,800	343
M&T Bank Corp	8,557	904
Markel Corp *	790	709
MarketAxess Holdings Inc	2,500	1,271
Marsh & McLennan Cos Inc	32,165	3,407
Mercury General Corp	2,396	96
MetLife Inc	50,109	1,804
MFA Financial Inc *‡	33,700	57
MGIC Investment Corp	18,900	155
Moody’s Corp	10,527	2,815
Morgan Stanley	73,978	3,270
Morningstar Inc	1,000	153
MSCI Inc, Cl A	5,300	1,743
Nasdaq Inc	7,000	829
Navient Corp	10,214	76
New Residential Investment Corp ‡	24,100	173
New York Community Bancorp Inc (A)	33,272	334
Northern Trust Corp	11,505	909
Old Republic International Corp	17,490	273
OneMain Holdings Inc, Cl A	4,700	110
PacWest Bancorp	8,200	142
People’s United Financial Inc (A)	24,934	285
Pinnacle Financial Partners Inc	4,100	163
PNC Financial Services Group Inc/The	27,422	3,127
Popular Inc	5,853	231
Primerica Inc	2,300	261
Principal Financial Group Inc	16,308	630
Progressive Corp/The	36,880	2,865
Prosperity Bancshares Inc	6,000	392
Prudential Financial Inc	23,663	1,443
Raymond James Financial Inc	7,221	500
Regions Financial Corp	59,487	673
Reinsurance Group of America Inc, Cl A	4,699	426
RenaissanceRe Holdings Ltd	2,600	436
S&P Global Inc	15,556	5,056
Santander Consumer USA Holdings Inc (A)	4,900	81
SEI Investments Co †	6,742	366
Signature Bank/New York NY	3,100	319
SLM Corp	25,914	196
Starwood Property Trust Inc ‡	14,100	187
State Street Corp	23,079	1,407
Sterling Bancorp/DE	9,300	114
SVB Financial Group *	3,200	687
Synchrony Financial	36,018	734
Synovus Financial Corp	7,896	152
T Rowe Price Group Inc	14,130	1,708
TCF Financial Corp	7,076	205
TD Ameritrade Holding Corp	16,145	602
Texas Capital Bancshares Inc *	3,800	102

4	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

Large Cap Index Fund (Continued)

May 31, 2020

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
TFS Financial Corp	6,200	$96
Travelers Cos Inc/The	15,375	1,645
Truist Financial Corp	84,963	3,125
Two Harbors Investment Corp ‡	15,900	72
Umpqua Holdings Corp	15,800	180
Unum Group	11,905	180
US Bancorp	88,197	3,136
Virtu Financial Inc, Cl A	2,600	62
Voya Financial Inc	8,500	383
Webster Financial Corp	5,600	158
Wells Fargo & Co	235,566	6,236
Western Alliance Bancorp	6,500	248
White Mountains Insurance Group Ltd	179	164
Willis Towers Watson PLC	8,300	1,684
Wintrust Financial Corp	2,000	85
WR Berkley Corp	8,121	471
Zions Bancorp NA	7,802	257

		184,137

Health Care — 15.0%
Abbott Laboratories	108,637	10,312
AbbVie Inc	111,401	10,324
ABIOMED Inc *	2,800	627
Acadia Healthcare Co Inc *	7,100	203
Adaptive Biotechnologies Corp *	5,800	224
Agilent Technologies Inc	19,064	1,680
Agios Pharmaceuticals Inc *	3,700	191
Alexion Pharmaceuticals Inc *	13,700	1,643
Align Technology Inc *	4,600	1,130
Alkermes PLC *	9,200	150
Alnylam Pharmaceuticals Inc *	6,300	852
AmerisourceBergen Corp, Cl A	8,624	822
Amgen Inc	36,958	8,489
Anthem Inc	16,031	4,715
Avantor Inc *	14,100	267
Baxter International Inc	30,615	2,756
Becton Dickinson and Co	16,870	4,166
Biogen Inc *	11,000	3,378
BioMarin Pharmaceutical Inc *	10,600	1,129
Bio-Rad Laboratories Inc, Cl A *	1,300	639
Bio-Techne Corp	2,541	673
Bluebird Bio Inc *	3,800	242
Boston Scientific Corp *	88,039	3,345
Bristol-Myers Squibb Co	147,519	8,810
Bruker Corp	5,700	247
Cantel Medical Corp *	2,800	118
Cardinal Health Inc	17,329	948
Catalent Inc *	9,800	762
Centene Corp *	36,858	2,442
Cerner Corp	18,796	1,370
Change Healthcare Inc *	20,808	260
Charles River Laboratories International Inc *	3,143	565

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Chemed Corp	1,100	$526
Cigna Corp	23,102	4,558
Cooper Cos Inc/The	2,904	920
Covetrus Inc *	3,907	60
CVS Health Corp	81,699	5,357
Danaher Corp	38,802	6,465
DaVita Inc *	6,885	557
DENTSPLY SIRONA Inc	13,366	622
DexCom Inc *	5,800	2,194
Edwards Lifesciences Corp *	13,228	2,973
Elanco Animal Health Inc *	28,137	602
Eli Lilly and Co	53,671	8,209
Encompass Health Corp	5,800	425
Envista Holdings Corp *	8,100	171
Exact Sciences Corp *(A)	8,700	747
Exelixis Inc *	21,900	541
Gilead Sciences Inc	80,134	6,237
Guardant Health Inc *	1,700	154
HCA Healthcare Inc *	17,300	1,849
Henry Schein Inc *(A)	8,868	538
Hill-Rom Holdings Inc	4,124	419
Hologic Inc *	17,600	933
Horizon Therapeutics Plc *	9,700	492
Humana Inc	8,475	3,480
ICU Medical Inc *	1,200	240
IDEXX Laboratories Inc *	5,104	1,577
Illumina Inc *	9,305	3,378
Incyte Corp *	12,100	1,233
Insulet Corp *	3,300	622
Integra LifeSciences Holdings Corp *	3,000	156
Intuitive Surgical Inc *	7,271	4,217
Ionis Pharmaceuticals Inc *	8,300	467
IQVIA Holdings Inc *	10,613	1,587
Jazz Pharmaceuticals PLC *	3,100	370
Johnson & Johnson	166,409	24,753
Laboratory Corp of America Holdings *	5,690	998
Masimo Corp *	3,100	745
McKesson Corp	10,370	1,645
MEDNAX Inc *	5,500	86
Medtronic PLC	84,726	8,352
Merck & Co Inc	160,043	12,919
Mettler-Toledo International Inc *	1,436	1,142
Moderna Inc *(A)	12,300	756
Molina Healthcare Inc *	3,400	632
Mylan NV *	30,819	526
Nektar Therapeutics, Cl A *	8,700	189
Neurocrine Biosciences Inc *	5,400	674
Penumbra Inc *(A)	2,300	397
PerkinElmer Inc	6,534	656
Perrigo Co PLC	7,800	427
Pfizer Inc	349,522	13,348
PPD Inc *	7,700	210

5	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

Large Cap Index Fund (Continued)

May 31, 2020

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
PRA Health Sciences Inc *	3,900	$404
Premier Inc, Cl A *	4,400	153
QIAGEN NV *	14,740	645
Quest Diagnostics Inc	8,244	975
Regeneron Pharmaceuticals Inc *	5,800	3,554
ResMed Inc	9,182	1,477
Sage Therapeutics Inc *	3,100	111
Sarepta Therapeutics Inc *(A)	3,900	594
Seattle Genetics Inc *	6,700	1,053
STERIS PLC	4,900	813
Stryker Corp	21,704	4,248
Teleflex Inc	2,740	994
Thermo Fisher Scientific Inc	25,225	8,808
United Therapeutics Corp *	2,400	283
UnitedHealth Group Inc	59,320	18,084
Universal Health Services Inc, Cl B *	4,876	514
Varian Medical Systems Inc *	5,630	683
Veeva Systems Inc, Cl A *	8,500	1,860
Vertex Pharmaceuticals Inc *	16,400	4,723
Waters Corp *	3,946	789
West Pharmaceutical Services Inc	4,400	951
Zimmer Biomet Holdings Inc	12,225	1,544
Zoetis Inc, Cl A	30,244	4,216

		262,286

Industrials — 8.3%
3M Co	35,233	5,512
Acuity Brands Inc	1,900	164
ADT Inc	6,700	47
AECOM *	10,116	392
AGCO Corp	3,700	204
Air Lease Corp, Cl A	5,300	160
Alaska Air Group Inc *	5,900	202
Allegion plc	5,766	575
Allison Transmission Holdings Inc, Cl A	6,300	238
AMERCO *	600	194
American Airlines Group Inc *(A)	23,000	242
AMETEK Inc	14,828	1,360
AO Smith Corp	7,600	361
Armstrong World Industries Inc	2,900	219
Boeing Co/The *	33,391	4,870
BWX Technologies Inc	6,750	422
Carlisle Cos Inc	3,566	427
Carrier Global Corp *	51,078	1,046
Caterpillar Inc	33,888	4,071
CH Robinson Worldwide Inc (A)	8,986	729
Cintas Corp	5,557	1,378
Clean Harbors Inc *	3,400	202
Colfax Corp *	4,700	132
Copa Holdings SA, Cl A *	1,300	57
Copart Inc *	13,536	1,210
CoreLogic Inc/United States	4,584	227
CoStar Group Inc *	2,200	1,445

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Crane Co	2,600	$145
CSX Corp	46,796	3,350
Cummins Inc	9,012	1,528
Curtiss-Wright Corp	2,000	201
Deere & Co	17,119	2,604
Delta Air Lines Inc *(A)	34,400	867
Donaldson Co Inc	7,844	372
Dover Corp	8,357	813
Eaton Corp PLC	26,416	2,243
Emerson Electric Co	39,210	2,393
Equifax Inc	6,956	1,068
Expeditors International of Washington Inc	11,348	867
Fastenal Co	38,048	1,570
FedEx Corp	15,344	2,003
Flowserve Corp	8,100	211
Fluor Corp *	10,208	119
Fortive Corp	17,253	1,052
Fortune Brands Home & Security Inc	8,420	513
Gates Industrial Corp PLC *	2,800	28
General Dynamics Corp	16,272	2,389
General Electric Co	546,106	3,588
Graco Inc	11,272	543
GrafTech International Ltd	3,700	25
HD Supply Holdings Inc *	10,800	342
HEICO Corp	2,210	223
HEICO Corp, Cl A	3,821	321
Hexcel Corp *	5,600	203
Honeywell International Inc	45,190	6,591
Howmet Aerospace Inc *	23,267	304
Hubbell Inc, Cl B	3,792	464
Huntington Ingalls Industries Inc	2,437	487
IAA Inc *	8,100	332
IDEX Corp	4,293	684
IHS Markit Ltd	23,700	1,646
Illinois Tool Works Inc	20,280	3,498
Ingersoll Rand Inc *	23,365	659
ITT Inc	5,051	291
Jacobs Engineering Group Inc	7,984	671
JB Hunt Transport Services Inc	4,852	581
JetBlue Airways Corp *	11,900	120
Johnson Controls International plc	49,266	1,547
Kansas City Southern	5,900	888
KAR Auction Services Inc *	8,100	116
Kirby Corp *	3,500	179
Knight-Swift Transportation Holdings Inc, Cl A (A)	6,900	287
L3Harris Technologies Inc	14,034	2,799
Landstar System Inc	2,365	275
Lennox International Inc	2,100	449
Lincoln Electric Holdings Inc	3,800	312
Lockheed Martin Corp	15,573	6,049
Lyft Inc, Cl A *(A)	10,800	338

6	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

Large Cap Index Fund (Continued)

May 31, 2020

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Macquarie Infrastructure Corp *	4,500	$128
ManpowerGroup Inc	2,984	206
Masco Corp	16,079	750
Middleby Corp/The *	2,600	177
MSC Industrial Direct Co Inc, Cl A	2,720	189
Nielsen Holdings PLC	23,200	322
Nordson Corp	3,100	584
Norfolk Southern Corp	16,433	2,930
Northrop Grumman Corp	9,878	3,311
nVent Electric PLC	7,173	131
Old Dominion Freight Line Inc	6,000	1,027
Oshkosh Corp	4,359	313
Otis Worldwide Corp	25,539	1,345
Owens Corning	6,200	326
PACCAR Inc	20,370	1,505
Parker-Hannifin Corp	8,404	1,512
Pentair PLC	8,873	347
Quanta Services Inc	11,100	410
Raytheon Technologies Corp	92,562	5,972
Regal Beloit Corp	2,500	199
Republic Services Inc, Cl A	12,442	1,063
Resideo Technologies Inc *	8,898	63
Robert Half International Inc	7,376	374
Rockwell Automation Inc	6,904	1,492
Rollins Inc	9,225	386
Roper Technologies Inc	6,600	2,599
Ryder System Inc	2,706	93
Schneider National Inc, Cl B	3,000	73
Sensata Technologies Holding PLC *	10,100	360
Snap-on Inc (A)	3,791	492
Southwest Airlines Co *	30,120	967
Spirit AeroSystems Holdings Inc, Cl A	4,800	104
Stanley Black & Decker Inc	9,193	1,153
Stericycle Inc *	5,926	325
Teledyne Technologies Inc *	2,400	898
Textron Inc	13,422	416
Timken Co/The	3,769	160
Toro Co/The	6,340	451
Trane Technologies PLC	15,400	1,389
TransDigm Group Inc *	2,993	1,271
TransUnion	11,200	966
Trinity Industries Inc	4,800	96
Uber Technologies Inc *	60,800	2,208
Union Pacific Corp	43,632	7,411
United Airlines Holdings Inc *(A)	19,400	544
United Parcel Service Inc, Cl B	43,941	4,381
United Rentals Inc *	5,300	736
Univar Solutions Inc *	10,400	161
Valmont Industries Inc	800	91
Verisk Analytics Inc, Cl A	10,300	1,779
Waste Management Inc	26,894	2,871
Watsco Inc (A)	1,900	338

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
WESCO International Inc *	2,500	$83
Westinghouse Air Brake Technologies Corp	12,137	741
Woodward Inc	3,000	206
WW Grainger Inc	2,887	894
XPO Logistics Inc *(A)	4,900	386
Xylem Inc/NY	11,802	783

		145,722

Information Technology — 25.8%
2U Inc *	4,100	149
Accenture PLC, Cl A	40,000	8,065
Adobe Inc *	30,302	11,715
Advanced Micro Devices Inc *	65,200	3,508
Akamai Technologies Inc *	9,718	1,028
Alliance Data Systems Corp	2,612	121
Alteryx Inc, Cl A *(A)	2,400	345
Amdocs Ltd	8,500	529
Amphenol Corp, Cl A	17,484	1,688
Analog Devices Inc	23,379	2,641
Anaplan Inc *	4,300	197
ANSYS Inc *	5,400	1,528
Apple Inc	258,225	82,100
Applied Materials Inc	58,455	3,284
Arista Networks Inc *	3,700	864
Arrow Electronics Inc *	4,689	324
Aspen Technology Inc *	3,800	401
Atlassian Corp PLC, Cl A *	7,500	1,390
Autodesk Inc *	14,037	2,953
Automatic Data Processing Inc	27,492	4,027
Avalara Inc *	2,100	225
Avnet Inc	3,810	104
Black Knight Inc *	9,700	747
Booz Allen Hamilton Holding Corp, Cl A	8,600	686
Broadcom Inc	24,432	7,116
Broadridge Financial Solutions Inc	7,573	917
CACI International Inc, Cl A *	1,300	326
Cadence Design Systems Inc *	18,463	1,685
CDK Global Inc	7,597	299
CDW Corp/DE	8,700	965
Cerence Inc *	2,712	81
Ceridian HCM Holding Inc *(A)	5,700	393
Ciena Corp *	8,600	475
Cisco Systems Inc	269,427	12,884
Citrix Systems Inc	7,387	1,094
Cognex Corp	9,200	522
Cognizant Technology Solutions Corp, Cl A	35,276	1,870
Coherent Inc *	1,900	276
CommScope Holding Co Inc *	13,300	137
Corning Inc	49,358	1,125
Coupa Software Inc *	4,200	956
Cree Inc *	5,800	306
Dell Technologies Inc, Cl C *	9,142	454
DocuSign Inc, Cl A *	10,300	1,439

7	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

Large Cap Index Fund (Continued)

May 31, 2020

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Dolby Laboratories Inc, Cl A	2,643	$160
Dropbox Inc, Cl A *	11,400	257
DXC Technology Co *	15,736	224
Dynatrace Inc *	6,500	250
EchoStar Corp, Cl A *	3,332	104
Elastic NV *	4,100	352
Entegris Inc	7,300	437
EPAM Systems Inc *	3,500	807
Euronet Worldwide Inc *	2,400	227
F5 Networks Inc *	3,638	527
Fair Isaac Corp *	1,700	684
Fidelity National Information Services Inc	38,448	5,338
FireEye Inc *	6,400	80
First Solar Inc *	5,100	238
Fiserv Inc *	35,674	3,809
FleetCor Technologies Inc *	5,500	1,341
FLIR Systems Inc	9,700	448
Fortinet Inc *	8,400	1,169
Gartner Inc *	5,100	621
Genpact Ltd	14,000	503
Global Payments Inc	18,952	3,402
GoDaddy Inc, Cl A *	10,600	819
Guidewire Software Inc *	5,700	585
Hewlett Packard Enterprise Co	79,670	773
HP Inc	93,370	1,414
HubSpot Inc *	2,200	440
Intel Corp	268,658	16,907
International Business Machines Corp	55,698	6,957
Intuit Inc	15,752	4,573
IPG Photonics Corp *	2,700	420
Jabil Inc	9,274	277
Jack Henry & Associates Inc	4,400	796
Juniper Networks Inc	22,925	556
Keysight Technologies Inc *	10,932	1,182
KLA Corp	10,109	1,779
Lam Research Corp	9,152	2,505
Leidos Holdings Inc	8,873	934
Littelfuse Inc	1,000	162
LogMeIn Inc *	3,500	297
Manhattan Associates Inc *	5,100	451
Marvell Technology Group Ltd	44,502	1,452
Mastercard Inc, Cl A	55,700	16,760
Maxim Integrated Products Inc	15,800	911
Medallia Inc *	6,000	170
Microchip Technology Inc (A)	15,215	1,461
Micron Technology Inc *	70,016	3,354
Microsoft Corp	473,800	86,824
MKS Instruments Inc	3,200	338
MongoDB Inc, Cl A *(A)	2,500	580
Monolithic Power Systems Inc	2,400	503
Motorola Solutions Inc	10,414	1,409
National Instruments Corp	6,604	256

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
NCR Corp *	5,189	$94
NetApp Inc	12,555	559
New Relic Inc *	2,400	159
NortonLifeLock Inc	34,548	787
Nuance Communications Inc *	18,100	414
Nutanix Inc, Cl A *	8,200	197
NVIDIA Corp	36,656	13,014
Okta Inc, Cl A *	6,100	1,193
ON Semiconductor Corp *	22,400	369
Oracle Corp	126,120	6,781
PagerDuty Inc *	300	8
Palo Alto Networks Inc *	6,200	1,459
Paychex Inc	20,807	1,504
Paycom Software Inc *	3,300	981
Paylocity Holding Corp *	1,600	208
PayPal Holdings Inc *	73,711	11,426
Pegasystems Inc	2,900	276
Pluralsight Inc, Cl A *	3,400	71
Proofpoint Inc *	2,800	326
PTC Inc *	6,300	481
Pure Storage Inc, Cl A *	12,600	222
Qorvo Inc *	7,200	754
QUALCOMM Inc	71,859	5,812
RealPage Inc *	5,400	366
RingCentral Inc, Cl A *	4,400	1,207
Sabre Corp *	12,900	90
salesforce.com Inc *	52,984	9,261
ServiceNow Inc *	11,800	4,578
Skyworks Solutions Inc	10,100	1,197
Smartsheet Inc, Cl A *	4,400	254
SolarWinds Corp *	1,600	29
Splunk Inc *	10,000	1,858
Square Inc, Cl A *	22,400	1,816
SS&C Technologies Holdings Inc	13,100	758
Switch Inc, Cl A	2,400	46
SYNNEX Corp *	2,200	235
Synopsys Inc *	9,282	1,679
Teradata Corp *	7,889	169
Teradyne Inc	10,463	701
Texas Instruments Inc	58,908	6,995
Trade Desk Inc/The, Cl A *(A)	2,700	841
Trimble Inc *	15,728	615
Twilio Inc, Cl A *	8,100	1,601
Tyler Technologies Inc *	2,300	863
Ubiquiti Inc	500	92
Universal Display Corp	2,400	352
VeriSign Inc *	6,285	1,376
ViaSat Inc *	3,000	126
Visa Inc, Cl A	107,400	20,969
VMware Inc, Cl A *(A)	4,500	703
Western Digital Corp *	18,096	803
Western Union Co/The (A)	25,228	505

8	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

Large Cap Index Fund (Continued)

May 31, 2020

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
WEX Inc *	2,600	$385
Workday Inc, Cl A *	10,600	1,944
Xerox Holdings Corp	7,999	127
Xilinx Inc	14,757	1,357
Zebra Technologies Corp, Cl A *	3,125	817
Zendesk Inc *	7,600	652
Zscaler Inc *(A)	3,300	324

		451,548

Materials — 2.6%
Air Products and Chemicals Inc	13,894	3,357
Albemarle Corp (A)	6,973	534
Alcoa Corp *	9,188	85
AptarGroup Inc	3,500	390
Arconic Corp *	5,816	84
Ardagh Group SA, Cl A	1,200	14
Ashland Global Holdings Inc	3,376	227
Avery Dennison Corp	4,710	521
Axalta Coating Systems Ltd *	8,800	203
Ball Corp	19,400	1,382
Berry Global Group Inc *	8,500	382
Cabot Corp	4,273	153
Celanese Corp, Cl A	7,283	655
CF Industries Holdings Inc	12,630	371
Chemours Co/The	12,700	166
Corteva Inc	46,676	1,275
Crown Holdings Inc *	8,251	540
Domtar Corp *	2,300	47
Dow Inc	48,176	1,860
DuPont de Nemours Inc	47,576	2,413
Eagle Materials Inc *	2,100	140
Eastman Chemical Co	9,928	676
Ecolab Inc	16,008	3,403
Element Solutions Inc *	16,800	183
FMC Corp	7,620	750
Freeport-McMoRan Inc, Cl B *	97,324	883
Graphic Packaging Holding Co	15,300	221
Huntsman Corp	8,729	158
International Flavors & Fragrances Inc (A)	6,291	838
International Paper Co	23,055	785
Linde PLC	33,725	6,824
LyondellBasell Industries NV, Cl A	15,460	986
Martin Marietta Materials Inc	3,663	704
Mosaic Co/The	22,478	272
NewMarket Corp	300	131
Newmont Corp	51,833	3,031
Nucor Corp	17,890	756
O-I Glass Inc, Cl I *	8,891	68
Olin Corp	12,700	153
Packaging Corp of America	5,499	558
PPG Industries Inc	15,246	1,550
Reliance Steel & Aluminum Co	3,700	359
Royal Gold Inc	4,600	613

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
RPM International Inc	7,669	$573
Scotts Miracle-Gro Co/The, Cl A	3,206	457
Sealed Air Corp	8,568	275
Sherwin-Williams Co/The	5,237	3,110
Silgan Holdings Inc	3,808	127
Sonoco Products Co	5,746	298
Southern Copper Corp	5,768	209
Steel Dynamics Inc	11,900	316
United States Steel Corp (A)	7,983	64
Valvoline Inc	11,204	206
Vulcan Materials Co	7,757	840
Westlake Chemical Corp	2,000	95
Westrock Co	17,345	487
WR Grace & Co	2,000	104

		45,862

Real Estate — 3.3%
Alexandria Real Estate Equities Inc ‡	7,600	1,168
American Campus Communities Inc ‡	8,000	258
American Homes 4 Rent, Cl A ‡	16,800	424
American Tower Corp, Cl A ‡	27,822	7,183
Americold Realty Trust ‡	10,500	375
Apartment Investment and Management Co, Cl A ‡	9,503	350
Apple Hospitality REIT Inc *‡	6,900	71
AvalonBay Communities Inc ‡	8,341	1,301
Boston Properties Inc ‡	9,584	824
Brandywine Realty Trust ‡	15,600	151
Brixmor Property Group Inc *‡	17,300	193
Brookfield Property REIT Inc, Cl A ‡(A)	6,465	67
Camden Property Trust ‡	5,847	535
CBRE Group Inc, Cl A *	19,617	863
Colony Capital Inc *‡	21,023	42
Columbia Property Trust Inc ‡	4,000	51
CoreSite Realty Corp ‡	2,100	262
Corporate Office Properties Trust ‡	4,600	115
Cousins Properties Inc ‡	7,900	246
Crown Castle International Corp ‡	26,196	4,510
CubeSmart ‡	10,700	305
CyrusOne Inc ‡	6,900	513
Digital Realty Trust Inc ‡	15,796	2,268
Douglas Emmett Inc ‡	9,200	270
Duke Realty Corp ‡	24,309	838
Empire State Realty Trust Inc, Cl A ‡	12,600	84
EPR Properties *‡	4,500	142
Equinix Inc ‡	5,442	3,797
Equity Commonwealth *‡	8,825	297
Equity LifeStyle Properties Inc ‡	12,100	754
Equity Residential ‡	21,877	1,325
Essex Property Trust Inc ‡	3,854	936
Extra Space Storage Inc ‡	7,500	726
Federal Realty Investment Trust ‡	3,996	319
Gaming and Leisure Properties Inc ‡	12,491	431

9	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

Large Cap Index Fund (Continued)

May 31, 2020

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Healthcare Trust of America Inc, Cl A ‡	11,800	$312
Healthpeak Properties Inc ‡	33,474	825
Highwoods Properties Inc ‡	5,400	207
Host Hotels & Resorts Inc ‡	43,040	514
Howard Hughes Corp/The *	2,773	141
Hudson Pacific Properties Inc ‡	9,100	220
Invitation Homes Inc ‡	31,400	826
Iron Mountain Inc ‡(A)	19,403	500
JBG SMITH Properties ‡	8,518	253
Jones Lang LaSalle Inc *	3,300	338
Kilroy Realty Corp ‡	7,700	440
Kimco Realty Corp *‡	22,344	248
Lamar Advertising Co, Cl A ‡	4,740	314
Life Storage Inc ‡	3,100	302
Macerich Co/The ‡(A)	7,511	51
Medical Properties Trust Inc ‡	34,900	631
Mid-America Apartment Communities Inc ‡	6,950	809
National Retail Properties Inc ‡	9,300	292
Omega Healthcare Investors Inc ‡	11,700	364
Outfront Media Inc *‡	6,580	92
Paramount Group Inc ‡	11,600	89
Park Hotels & Resorts Inc *‡	14,488	143
Prologis Inc ‡	46,244	4,231
Public Storage ‡	8,868	1,798
Rayonier Inc ‡	7,504	178
Realty Income Corp ‡	21,200	1,173
Regency Centers Corp ‡	9,658	413
Retail Properties of America Inc, Cl A *‡	14,900	81
SBA Communications Corp, Cl A ‡	7,200	2,262
Service Properties Trust ‡	9,166	62
Simon Property Group Inc ‡	18,281	1,055
SITE Centers Corp *‡	3,400	19
SL Green Realty Corp ‡	5,268	222
Spirit Realty Capital Inc ‡	4,120	117
STORE Capital Corp ‡	10,600	205
Sun Communities Inc ‡	6,000	823
Taubman Centers Inc ‡	3,300	136
UDR Inc ‡	16,093	595
Ventas Inc ‡	21,192	741
VEREIT Inc ‡	63,400	347
VICI Properties Inc ‡	25,200	494
Vornado Realty Trust ‡(A)	9,936	360
Weingarten Realty Investors ‡	6,767	121
Welltower Inc ‡	26,483	1,342
Weyerhaeuser Co *‡	43,446	877
WP Carey Inc ‡	9,700	581

		58,138

Utilities — 3.2%
AES Corp/The	37,624	470
Alliant Energy Corp	15,952	787
Ameren Corp	14,490	1,083
American Electric Power Co Inc	31,350	2,673

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
American Water Works Co Inc	11,600	$1,473
Atmos Energy Corp	7,991	821
Avangrid Inc	3,094	138
CenterPoint Energy Inc	30,115	535
CMS Energy Corp	17,642	1,033
Consolidated Edison Inc	21,316	1,600
Dominion Energy Inc	51,870	4,410
DTE Energy Co	12,064	1,298
Duke Energy Corp	46,016	3,940
Edison International	22,679	1,318
Entergy Corp	12,898	1,313
Essential Utilities Inc	12,046	527
Evergy Inc	13,149	811
Eversource Energy	20,808	1,742
Exelon Corp	61,776	2,367
FirstEnergy Corp	34,827	1,472
Hawaiian Electric Industries Inc	7,546	298
IDACORP Inc	2,700	252
MDU Resources Group Inc	10,421	227
National Fuel Gas Co	4,789	201
NextEra Energy Inc	30,873	7,890
NiSource Inc	23,421	558
NRG Energy Inc	15,100	544
OGE Energy Corp	10,036	314
PG&E Corp *	31,618	375
Pinnacle West Capital Corp	6,992	545
PPL Corp	50,026	1,398
Public Service Enterprise Group Inc	32,452	1,656
Sempra Energy	18,023	2,277
Southern Co/The	65,803	3,755
UGI Corp	11,725	373
Vistra Energy Corp	25,100	513
WEC Energy Group Inc	20,157	1,849
Xcel Energy Inc	33,481	2,177

		55,013

Total Common Stock (Cost $710,331) ($ Thousands)		1,740,046

	Number of Rights
RIGHT — 0.0%
Liberty Media Corp-Liberty SiriusXM, Expires 06/10/2020 *(A)	1,179	13

Total Right (Cost $—) ($ Thousands)		13

10	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

Large Cap Index Fund (Continued)

May 31, 2020

Description	Shares	Market Value ($ Thousands)
AFFILIATED PARTNERSHIP — 1.6%
SEI Liquidity Fund, L.P.
0.290% **†(C)	27,278,859	$27,289

Total Affiliated Partnership (Cost $27,280) ($ Thousands)		27,289

CASH EQUIVALENT — 0.4%
SEI Daily Income Trust, Government Fund, Cl F
0.090% **†	6,854,089	6,854

Total Cash Equivalent (Cost $6,854) ($ Thousands)		6,854

Total Investments in Securities — 101.4% (Cost $744,465) ($ Thousands)		$1,774,202

A list of the open futures contracts held by the Fund at May 31, 2020, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Thousands)
S&P 500 Index E-MINI	68	Jun-2020	$8,570	$10,343	$1,773
S&P Mid Cap 400 Index E-MINI	6	Jun-2020	843	1,057	214

			$9,413	$11,400	$1,987

Percentages are based on a Net Assets of $1,750,464 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2020.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)	Certain securities or partial positions of certain securities are on loan at May 31, 2020 (see Note 12). The total market value of securities on loan at May 31, 2020, was $26,859 ($ Thousands).

(B)	Security is a Master Limited Partnership. At May 31, 2020, such securities amounted to $185 ($ Thousands), or 0.0% of Net Assets of the Fund (see Note 2).

(C)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total market value of such securities as of May 31, 2020 was $27,289 ($ Thousands).

Cl — Class

L.P. — Limited Partnership

PLC — Public Limited Company

S&P — Standard & Poor’s

The following is a list of the level of inputs used as of May 31, 2020, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	1,740,046	—	—	1,740,046
Right	13	—	—	13
Affiliated Partnership	—	27,289	—	27,289
Cash Equivalent	6,854	—	—	6,854

Total Investments in Securities	1,746,913	27,289	—	1,774,202

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts *
Unrealized Appreciation	1,987	—	—	1,987

Total Other Financial Instruments	1,987	—	—	1,987

*	Futures contracts are valued at the unrealized appreciation on the instrument.

For the year ended May 31, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

11	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

Large Cap Index Fund (Concluded)

May 31, 2020

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2020 ($ Thousands):

Security Description	Value 5/31/2019	Purchases at Cost	Proceeds from Sales	Realized Gain	Change in Unrealized Appreciation	Value 5/31/2020	Shares	Income	Capital Gains
SEI Investment Co.	$339	$—	$—	$—	$27	$366	6,742	$5	$—
SEI Liquidity Fund, L.P.	20,606	179,531	(172,862)	3	11	27,289	27,278,859	72	—
SEI Daily Income Trust, Government Fund, Cl F	32,626	472,705	(498,477)	—	—	6,854	6,854,089	374	—

Totals	$53,571	$652,236	$(671,339)	$3	$38	$34,509		$451	$—

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

12	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

S&P 500 Index Fund

May 31, 2020

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 98.0%

Communication Services — 10.7%
Activision Blizzard Inc	126,700	$9,120
Alphabet Inc, Cl A *	49,641	71,161
Alphabet Inc, Cl C *	49,563	70,822
AT&T Inc	1,208,891	37,306
CenturyLink Inc (A)	160,274	1,576
Charter Communications Inc, Cl A *	26,100	14,198
Comcast Corp, Cl A	753,648	29,844
Discovery Inc, Cl A *(A)	24,700	537
Discovery Inc, Cl C *	53,645	1,051
DISH Network Corp, Cl A *	41,368	1,309
Electronic Arts Inc *	48,900	6,009
Facebook Inc, Cl A *	398,478	89,693
Fox Corp	83,257	2,419
Interpublic Group of Cos Inc/The (A)	62,100	1,063
Live Nation Entertainment Inc *	22,000	1,082
Netflix Inc *	72,479	30,422
News Corp	19,000	233
News Corp, Cl A	60,583	742
Omnicom Group Inc (A)	35,400	1,940
Take-Two Interactive Software Inc *	19,200	2,614
T-Mobile US Inc *	63,700	6,373
Twitter Inc *	130,300	4,035
Verizon Communications Inc	684,452	39,274
ViacomCBS Inc, Cl B (A)	88,781	1,841
Walt Disney Co/The *	298,219	34,981

		459,645

Consumer Discretionary — 10.3%
Advance Auto Parts Inc	11,300	1,574
Amazon.com Inc *	68,960	168,426
Aptiv PLC *	42,400	3,195
AutoZone Inc *	3,945	4,528
Best Buy Co Inc	37,287	2,912
Booking Holdings Inc *	6,884	11,286
BorgWarner Inc (A)	32,200	1,035
CarMax Inc *	27,200	2,395
Carnival Corp, Cl A *(A)	75,100	1,182
Chipotle Mexican Grill Inc, Cl A *	4,220	4,237
Darden Restaurants Inc *	21,395	1,644
Dollar General Corp	42,100	8,063
Dollar Tree Inc *	39,369	3,853
Domino’s Pizza Inc	6,300	2,431
DR Horton Inc	55,291	3,058
eBay Inc	128,183	5,837
Expedia Group Inc *	22,795	1,812
Ford Motor Co *	656,243	3,747
Gap Inc/The (A)	33,200	296
Garmin Ltd	23,495	2,119
General Motors Co *	210,487	5,447
Genuine Parts Co	23,900	1,993
H&R Block Inc (A)	30,491	518
Hanesbrands Inc (A)	56,400	556

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Harley-Davidson Inc (A)	24,100	$514
Hasbro Inc	20,595	1,514
Hilton Worldwide Holdings Inc *	47,400	3,759
Home Depot Inc/The	180,587	44,872
Kohl’s Corp *(A)	24,391	469
L Brands Inc *(A)	39,900	646
Las Vegas Sands Corp *	56,100	2,689
Leggett & Platt Inc	20,495	627
Lennar Corp, Cl A	46,091	2,787
LKQ Corp *	49,600	1,362
Lowe’s Cos Inc	126,887	16,540
Marriott International Inc/MD, Cl A *	45,536	4,030
McDonald’s Corp	124,987	23,288
MGM Resorts International (A)	83,200	1,429
Mohawk Industries Inc *	9,300	867
Newell Brands Inc (A)	59,490	782
NIKE Inc, Cl B	206,682	20,375
Nordstrom Inc *(A)	16,695	269
Norwegian Cruise Line Holdings Ltd *(A)	38,800	608
NVR Inc *	570	1,836
O’Reilly Automotive Inc *	12,400	5,174
PulteGroup Inc	41,383	1,406
PVH Corp *	11,600	527
Ralph Lauren Corp, Cl A *	7,795	589
Ross Stores Inc *	60,500	5,866
Royal Caribbean Cruises Ltd *(A)	27,800	1,442
Starbucks Corp	195,782	15,269
Tapestry Inc *	43,091	586
Target Corp	83,891	10,262
Tiffany & Co	17,795	2,280
TJX Cos Inc/The *	200,482	10,577
Tractor Supply Co	19,600	2,392
Ulta Beauty Inc *	9,300	2,269
Under Armour Inc, Cl A *	27,295	239
Under Armour Inc, Cl C *	30,332	238
VF Corp	54,291	3,046
Whirlpool Corp (A)	10,200	1,243
Wynn Resorts Ltd *	15,700	1,307
Yum! Brands Inc	49,700	4,460

		440,579

Consumer Staples — 7.0%
Altria Group Inc	309,483	12,085
Archer-Daniels-Midland Co	92,291	3,628
Brown-Forman Corp, Cl B	29,890	1,971
Campbell Soup Co	27,191	1,386
Church & Dwight Co Inc	40,800	3,063
Clorox Co/The	21,000	4,331
Coca-Cola Co/The	640,157	29,883
Colgate-Palmolive Co	141,891	10,263
Conagra Brands Inc	82,487	2,870
Constellation Brands Inc, Cl A	27,600	4,767
Costco Wholesale Corp	73,300	22,611

1	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

S&P 500 Index Fund (Continued)

May 31, 2020

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Coty Inc, Cl A *	46,121	$167
Estee Lauder Cos Inc/The, Cl A *	36,700	7,247
General Mills Inc	101,196	6,379
Hershey Co/The	25,000	3,392
Hormel Foods Corp (A)	47,192	2,304
JM Smucker Co/The	19,395	2,210
Kellogg Co	41,100	2,684
Kimberly-Clark Corp	57,196	8,090
Kraft Heinz Co/The	101,791	3,102
Kroger Co/The	133,982	4,370
Lamb Weston Holdings Inc	25,300	1,520
McCormick & Co Inc/MD	20,595	3,607
Molson Coors Beverage Co, Cl B *(A)	30,095	1,142
Mondelez International Inc, Cl A	239,678	12,492
Monster Beverage Corp *	63,731	4,583
PepsiCo Inc	231,478	30,451
Philip Morris International Inc	258,078	18,933
Procter & Gamble Co/The	412,767	47,848
Sysco Corp	85,700	4,727
Tyson Foods Inc, Cl A	49,087	3,016
Walgreens Boots Alliance Inc	124,787	5,358
Walmart Inc	235,483	29,214

		299,694

Energy — 2.9%
Apache Corp	58,700	633
Baker Hughes Co, Cl A	105,900	1,748
Cabot Oil & Gas Corp, Cl A	70,787	1,404
Chevron Corp	313,878	28,783
Concho Resources Inc	33,200	1,810
ConocoPhillips	181,483	7,655
Devon Energy Corp	60,400	653
Diamondback Energy Inc	26,000	1,107
EOG Resources Inc	97,591	4,974
Exxon Mobil Corp	700,000	31,829
Halliburton Co	143,391	1,685
Hess Corp (A)	42,800	2,032
HollyFrontier Corp	23,200	730
Kinder Morgan Inc	326,183	5,154
Marathon Oil Corp *	124,800	666
Marathon Petroleum Corp	108,211	3,803
National Oilwell Varco Inc *	60,200	751
Noble Energy Inc	74,600	651
Occidental Petroleum Corp (A)	147,224	1,907
ONEOK Inc	68,291	2,506
Phillips 66	73,196	5,728
Pioneer Natural Resources Co	27,096	2,482
Schlumberger Ltd	232,666	4,297
TechnipFMC PLC	65,600	485
Valero Energy Corp	68,800	4,585

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Williams Cos Inc/The	202,196	$4,131

		122,189

Financials — 10.2%
Aflac Inc	123,182	4,492
Allstate Corp/The	54,200	5,301
American Express Co	110,987	10,552
American International Group Inc	142,778	4,292
Ameriprise Financial Inc	20,700	2,899
Aon PLC, Cl A	38,600	7,602
Arthur J Gallagher & Co	30,800	2,904
Assurant Inc	9,495	974
Bank of America Corp	1,339,483	32,308
Bank of New York Mellon Corp/The	140,387	5,218
Berkshire Hathaway Inc, Cl B *	323,828	60,096
BlackRock Inc, Cl A	25,196	13,320
Capital One Financial Corp	78,096	5,314
Cboe Global Markets Inc	18,300	1,948
Charles Schwab Corp/The	188,291	6,762
Chubb Ltd	74,747	9,115
Cincinnati Financial Corp	25,396	1,497
Citigroup Inc	362,057	17,346
Citizens Financial Group Inc	70,900	1,709
CME Group Inc, Cl A	59,195	10,809
Comerica Inc	22,491	818
Discover Financial Services	51,500	2,447
E*TRADE Financial Corp	36,591	1,666
Everest Re Group Ltd	6,600	1,309
Fifth Third Bancorp	115,800	2,245
First Republic Bank/CA	28,000	3,029
Franklin Resources Inc (A)	43,495	821
Globe Life Inc	17,346	1,336
Goldman Sachs Group Inc/The	52,691	10,353
Hartford Financial Services Group Inc/The	59,100	2,263
Huntington Bancshares Inc/OH	167,661	1,490
Intercontinental Exchange Inc	91,800	8,928
Invesco Ltd (A)	58,100	463
JPMorgan Chase & Co	519,257	50,529
KeyCorp	160,900	1,907
Lincoln National Corp	32,000	1,214
Loews Corp	41,187	1,369
M&T Bank Corp	22,423	2,369
MarketAxess Holdings Inc	6,300	3,204
Marsh & McLennan Cos Inc	83,191	8,812
MetLife Inc	131,287	4,728
Moody’s Corp	26,700	7,140
Morgan Stanley	192,700	8,517
MSCI Inc, Cl A	14,200	4,670
Nasdaq Inc	18,800	2,227
Northern Trust Corp	35,896	2,836
People’s United Financial Inc (A)	69,300	793
PNC Financial Services Group Inc/The	73,091	8,335
Principal Financial Group Inc	41,891	1,618

2	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

S&P 500 Index Fund (Continued)

May 31, 2020

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Progressive Corp/The	97,583	$7,580
Prudential Financial Inc	65,900	4,017
Raymond James Financial Inc	20,000	1,386
Regions Financial Corp	157,300	1,779
S&P Global Inc	40,400	13,131
State Street Corp	60,900	3,712
SVB Financial Group *	8,400	1,804
Synchrony Financial	92,721	1,889
T Rowe Price Group Inc	39,200	4,739
Travelers Cos Inc/The	43,196	4,621
Truist Financial Corp	223,892	8,235
Unum Group	32,191	488
US Bancorp	237,283	8,438
Wells Fargo & Co	638,248	16,894
Willis Towers Watson PLC	21,545	4,371
WR Berkley Corp	23,500	1,362
Zions Bancorp NA (A)	26,600	875

		437,215

Health Care — 14.9%
Abbott Laboratories	293,348	27,845
AbbVie Inc	292,613	27,116
ABIOMED Inc *	7,300	1,635
Agilent Technologies Inc	51,691	4,556
Alexion Pharmaceuticals Inc *	36,700	4,400
Align Technology Inc *	12,000	2,947
AmerisourceBergen Corp, Cl A	25,596	2,440
Amgen Inc	98,391	22,600
Anthem Inc	41,996	12,351
Baxter International Inc	85,229	7,671
Becton Dickinson and Co	48,839	12,060
Biogen Inc *	29,900	9,182
Boston Scientific Corp *	229,800	8,730
Bristol-Myers Squibb Co	388,370	23,193
Cardinal Health Inc	49,596	2,712
Centene Corp *	96,064	6,364
Cerner Corp	52,300	3,813
Cigna Corp	61,907	12,216
Cooper Cos Inc/The	8,200	2,599
CVS Health Corp	215,257	14,114
Danaher Corp	104,300	17,377
DaVita Inc *	15,695	1,271
DENTSPLY SIRONA Inc	36,291	1,688
DexCom Inc *	15,200	5,750
Edwards Lifesciences Corp *	34,800	7,820
Eli Lilly and Co	140,145	21,435
Gilead Sciences Inc	209,778	16,327
HCA Healthcare Inc *	44,295	4,735
Henry Schein Inc *(A)	23,800	1,445
Hologic Inc *	44,200	2,343
Humana Inc	21,896	8,992
IDEXX Laboratories Inc *	14,300	4,417
Illumina Inc *	24,300	8,822

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Incyte Corp *	29,200	$2,976
Intuitive Surgical Inc *	19,100	11,079
IQVIA Holdings Inc *	30,200	4,516
Johnson & Johnson	436,470	64,925
Laboratory Corp of America Holdings *	16,000	2,805
McKesson Corp	26,560	4,214
Medtronic PLC	222,361	21,920
Merck & Co Inc	421,270	34,005
Mettler-Toledo International Inc *	4,000	3,180
Mylan NV *	83,196	1,420
PerkinElmer Inc	18,300	1,839
Perrigo Co PLC	21,796	1,195
Pfizer Inc	915,735	34,972
Quest Diagnostics Inc	22,200	2,626
Regeneron Pharmaceuticals Inc *	16,800	10,295
ResMed Inc	24,200	3,892
STERIS PLC	14,400	2,389
Stryker Corp	53,496	10,471
Teleflex Inc	7,600	2,758
Thermo Fisher Scientific Inc	66,491	23,218
UnitedHealth Group Inc	156,787	47,797
Universal Health Services Inc, Cl B *	13,000	1,371
Varian Medical Systems Inc *	14,995	1,820
Vertex Pharmaceuticals Inc *	42,500	12,238
Waters Corp *	10,500	2,098
West Pharmaceutical Services Inc	12,400	2,679
Zimmer Biomet Holdings Inc	34,595	4,371
Zoetis Inc, Cl A	78,900	10,998

		639,033

Industrials — 7.8%
3M Co	95,291	14,907
Alaska Air Group Inc *	19,200	656
Allegion plc	14,996	1,495
American Airlines Group Inc *(A)	60,791	638
AMETEK Inc	38,000	3,485
AO Smith Corp	21,400	1,017
Boeing Co/The *	88,991	12,979
Carrier Global Corp *	133,485	2,732
Caterpillar Inc	91,391	10,979
CH Robinson Worldwide Inc (A)	22,095	1,793
Cintas Corp	13,895	3,445
Copart Inc *	33,800	3,021
CSX Corp	128,278	9,182
Cummins Inc	25,596	4,341
Deere & Co	52,496	7,986
Delta Air Lines Inc *	94,387	2,380
Dover Corp	24,300	2,363
Eaton Corp PLC	69,195	5,875
Emerson Electric Co	101,891	6,217
Equifax Inc	20,095	3,086
Expeditors International of Washington Inc	27,891	2,130
Fastenal Co	95,582	3,944

3	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

S&P 500 Index Fund (Continued)

May 31, 2020

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
FedEx Corp	40,100	$5,235
Flowserve Corp	20,400	532
Fortive Corp	48,925	2,983
Fortune Brands Home & Security Inc	22,600	1,378
General Dynamics Corp	39,196	5,755
General Electric Co	1,443,688	9,485
Honeywell International Inc	118,487	17,281
Howmet Aerospace Inc *	60,466	791
Huntington Ingalls Industries Inc	7,100	1,419
IDEX Corp	12,500	1,992
IHS Markit Ltd	67,400	4,682
Illinois Tool Works Inc	48,795	8,415
Ingersoll Rand Inc *	56,127	1,583
Jacobs Engineering Group Inc	21,996	1,848
JB Hunt Transport Services Inc	13,800	1,651
Johnson Controls International plc	129,546	4,069
Kansas City Southern	16,800	2,529
L3Harris Technologies Inc	36,860	7,352
Lockheed Martin Corp	41,156	15,987
Masco Corp	46,900	2,188
Nielsen Holdings PLC	55,500	771
Norfolk Southern Corp	43,496	7,755
Northrop Grumman Corp	25,896	8,680
Old Dominion Freight Line Inc	16,200	2,772
Otis Worldwide Corp	67,192	3,538
PACCAR Inc	57,700	4,262
Parker-Hannifin Corp	21,100	3,797
Pentair PLC	26,200	1,026
Quanta Services Inc	22,200	820
Raytheon Technologies Corp	243,408	15,705
Republic Services Inc, Cl A	35,000	2,991
Robert Half International Inc	18,295	928
Rockwell Automation Inc	19,096	4,128
Rollins Inc	22,000	920
Roper Technologies Inc	17,400	6,852
Snap-on Inc (A)	8,900	1,154
Southwest Airlines Co *	86,687	2,783
Stanley Black & Decker Inc	25,295	3,173
Textron Inc	36,591	1,133
Trane Technologies PLC	40,296	3,635
TransDigm Group Inc *	8,200	3,484
Union Pacific Corp	115,187	19,566
United Airlines Holdings Inc *(A)	40,000	1,122
United Parcel Service Inc, Cl B	115,887	11,555
United Rentals Inc *	12,200	1,694
Verisk Analytics Inc, Cl A	27,500	4,749
Waste Management Inc	64,300	6,864
Westinghouse Air Brake Technologies Corp	29,753	1,817
WW Grainger Inc	7,200	2,229

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Xylem Inc/NY	29,300	$1,944

		333,653

Information Technology — 25.7%
Accenture PLC, Cl A	105,396	21,250
Adobe Inc *	80,095	30,965
Advanced Micro Devices Inc *	194,500	10,464
Akamai Technologies Inc *	27,296	2,888
Alliance Data Systems Corp	6,400	296
Amphenol Corp, Cl A	49,691	4,798
Analog Devices Inc	60,606	6,845
ANSYS Inc *	14,400	4,075
Apple Inc	691,846	219,965
Applied Materials Inc	152,300	8,556
Arista Networks Inc *	9,000	2,101
Autodesk Inc *	36,300	7,637
Automatic Data Processing Inc	71,591	10,487
Broadcom Inc	65,759	19,154
Broadridge Financial Solutions Inc	18,800	2,277
Cadence Design Systems Inc *	46,800	4,272
CDW Corp/DE	23,600	2,617
Cisco Systems Inc	701,943	33,567
Citrix Systems Inc	19,100	2,829
Cognizant Technology Solutions Corp, Cl A	91,595	4,855
Corning Inc	127,670	2,910
DXC Technology Co *	39,952	568
F5 Networks Inc *	9,900	1,435
Fidelity National Information Services Inc	101,900	14,147
Fiserv Inc *	94,500	10,090
FleetCor Technologies Inc *	14,300	3,486
FLIR Systems Inc	23,600	1,090
Fortinet Inc *	23,300	3,243
Gartner Inc *	14,700	1,789
Global Payments Inc	50,172	9,005
Hewlett Packard Enterprise Co	219,474	2,131
HP Inc	248,374	3,760
Intel Corp	719,952	45,307
International Business Machines Corp	146,851	18,342
Intuit Inc	43,300	12,571
IPG Photonics Corp *	5,500	855
Jack Henry & Associates Inc	13,000	2,351
Juniper Networks Inc	54,200	1,315
Keysight Technologies Inc *	31,200	3,374
KLA Corp	26,500	4,663
Lam Research Corp	23,895	6,539
Leidos Holdings Inc	21,700	2,285
Mastercard Inc, Cl A	146,947	44,215
Maxim Integrated Products Inc	45,900	2,647
Microchip Technology Inc (A)	39,796	3,821
Micron Technology Inc *	182,500	8,744
Microsoft Corp	1,263,604	231,555
Motorola Solutions Inc	28,688	3,882
NetApp Inc	37,491	1,670

4	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

S&P 500 Index Fund (Continued)

May 31, 2020

	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
NortonLifeLock Inc	94,700	$2,157
NVIDIA Corp	101,583	36,064
Oracle Corp	359,365	19,323
Paychex Inc	53,287	3,852
Paycom Software Inc *	8,100	2,408
PayPal Holdings Inc *	194,883	30,209
Qorvo Inc *	19,200	2,011
QUALCOMM Inc	188,978	15,284
salesforce.com Inc *	146,991	25,693
Seagate Technology PLC	37,600	1,994
ServiceNow Inc *	31,400	12,181
Skyworks Solutions Inc	27,996	3,319
Synopsys Inc *	24,700	4,468
TE Connectivity Ltd	56,191	4,566
Texas Instruments Inc	155,083	18,415
VeriSign Inc *	17,200	3,767
Visa Inc, Cl A	283,370	55,325
Western Digital Corp *	50,431	2,238
Western Union Co/The (A)	67,878	1,359
Xerox Holdings Corp	29,050	461
Xilinx Inc	41,900	3,853
Zebra Technologies Corp, Cl A *	8,900	2,326

		1,098,961

Materials — 2.5%
Air Products and Chemicals Inc	36,500	8,820
Albemarle Corp (A)	17,100	1,309
Amcor PLC (A)	264,662	2,702
Avery Dennison Corp	13,500	1,494
Ball Corp	54,992	3,919
Celanese Corp, Cl A	19,800	1,780
CF Industries Holdings Inc	34,700	1,019
Corteva Inc	123,831	3,382
Dow Inc	124,365	4,801
DuPont de Nemours Inc	121,931	6,186
Eastman Chemical Co	22,096	1,504
Ecolab Inc	42,096	8,949
FMC Corp	21,200	2,086
Freeport-McMoRan Inc, Cl B *	237,800	2,157
International Flavors & Fragrances Inc (A)	17,500	2,331
International Paper Co	65,496	2,230
Linde PLC	89,060	18,020
LyondellBasell Industries NV, Cl A	43,456	2,771
Martin Marietta Materials Inc	10,100	1,940
Mosaic Co/The	54,591	660
Newmont Corp	135,083	7,898
Nucor Corp	49,587	2,096
Packaging Corp of America	15,300	1,552
PPG Industries Inc	39,800	4,046
Sealed Air Corp	24,100	774
Sherwin-Williams Co/The	13,600	8,076
Vulcan Materials Co	22,400	2,426

	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Westrock Co	44,982	$1,262

		106,190

Real Estate — 2.8%
Alexandria Real Estate Equities Inc ‡	20,400	3,136
American Tower Corp, Cl A ‡	73,500	18,975
Apartment Investment and Management Co, Cl A ‡	23,211	856
AvalonBay Communities Inc ‡	23,500	3,666
Boston Properties Inc ‡	23,500	2,021
CBRE Group Inc, Cl A *	54,891	2,414
Crown Castle International Corp ‡	68,896	11,861
Digital Realty Trust Inc ‡(A)	43,800	6,288
Duke Realty Corp ‡	61,500	2,120
Equinix Inc ‡	14,457	10,086
Equity Residential ‡	58,696	3,555
Essex Property Trust Inc ‡	11,000	2,670
Extra Space Storage Inc ‡	22,000	2,128
Federal Realty Investment Trust ‡	11,000	879
Healthpeak Properties Inc ‡	82,700	2,038
Host Hotels & Resorts Inc ‡	115,674	1,381
Iron Mountain Inc ‡(A)	46,001	1,185
Kimco Realty Corp *‡	65,887	732
Mid-America Apartment Communities Inc ‡	19,100	2,222
Prologis Inc ‡	122,799	11,236
Public Storage ‡	25,095	5,088
Realty Income Corp ‡	57,600	3,186
Regency Centers Corp ‡	27,000	1,155
SBA Communications Corp, Cl A ‡	18,800	5,906
Simon Property Group Inc ‡	51,696	2,983
SL Green Realty Corp ‡(A)	12,700	535
UDR Inc ‡	47,500	1,757
Ventas Inc ‡	60,800	2,125
Vornado Realty Trust ‡	25,196	912
Welltower Inc ‡	68,200	3,456
Weyerhaeuser Co *‡	122,345	2,470

		119,022

Utilities — 3.2%
AES Corp/The	115,200	1,439
Alliant Energy Corp	41,200	2,034
Ameren Corp	40,891	3,056
American Electric Power Co Inc	81,300	6,931
American Water Works Co Inc	30,100	3,823
Atmos Energy Corp	20,000	2,056
CenterPoint Energy Inc	80,983	1,440
CMS Energy Corp	47,091	2,758
Consolidated Edison Inc	55,700	4,181
Dominion Energy Inc	136,885	11,637
DTE Energy Co	31,800	3,421
Duke Energy Corp	120,691	10,335
Edison International	60,396	3,510
Entergy Corp	33,100	3,370

5	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

S&P 500 Index Fund (Continued)

May 31, 2020

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Evergy Inc	38,600	$2,381
Eversource Energy	54,300	4,545
Exelon Corp	162,691	6,233
FirstEnergy Corp	90,087	3,807
NextEra Energy Inc	80,900	20,675
NiSource Inc	64,687	1,541
NRG Energy Inc	40,987	1,477
Pinnacle West Capital Corp	19,500	1,519
PPL Corp	127,600	3,565
Public Service Enterprise Group Inc	84,900	4,333
Sempra Energy	47,195	5,961
Southern Co/The	173,300	9,890
WEC Energy Group Inc	52,831	4,846
Xcel Energy Inc	87,683	5,702

		136,466

Total Common Stock (Cost $2,648,940) ($ Thousands)		4,192,647

Description	Shares	Market Value ($ Thousands)
AFFILIATED PARTNERSHIP — 1.2%
SEI Liquidity Fund, L.P.
0.290% **†(B)	49,581,792	$49,600

Total Affiliated Partnership (Cost $49,585) ($ Thousands)		49,600

CASH EQUIVALENT — 1.5%
SEI Daily Income Trust, Government Fund, Cl F
0.090%**†	66,287,481	66,287

Total Cash Equivalent (Cost $66,287) ($ Thousands)		66,287

Total Investments in Securities — 100.7% (Cost $2,764,812) ($ Thousands)		$4,308,534

A list of the open futures contracts held by the Fund at May 31, 2020, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Thousands)
S&P 500 Index E-MINI	562	Jun-2020	$72,411	$85,480	$13,069

Percentages are based on a Net Assets of $4,277,620 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2020.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)	Certain securities or partial positions of certain securities are on loan at May 31, 2020 (see Note 12). The total market value of securities on loan at May 31, 2020, was $47,805 ($ Thousands).
(B)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total market value of such securities as of May 31, 2020 was $49,600 ($ Thousands).

Cl — Class

L.P. — Limited Partnership

PLC — Public Limited Company

S&P — Standard & Poor’s

The following is a list of the level of inputs used as of May 31, 2020, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	4,192,647	—	—	4,192,647
Affiliated Partnership	—	49,600	—	49,600
Cash Equivalent	66,287	—	—	66,287

Total Investments in Securities	4,258,934	49,600	—	4,308,534

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	13,069	—	—	13,069

Total Other Financial Instruments	13,069	—	—	13,069

*	Futures contracts are valued at the unrealized appreciation on the instrument.

For the year ended May 31, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

6	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

S&P 500 Index Fund (Concluded)

May 31, 2020

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2020 ($ Thousands):

Security Description	Value 5/31/2019	Purchases at Cost	Proceeds from Sales	Realized Gain	Change in Unrealized Appreciation	Value 5/31/2020	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$25,367	$237,087	$(212,878)	$3	$21	$49,600	49,581,792	$56	$—
SEI Daily Income Trust, Government Fund, Cl F	99,297	1,382,368	(1,415,378)	—	—	66,287	66,287,481	1,453	—

Totals	$124,664	$1,619,455	$(1,628,256)	$3	$21	$115,887		$1,509	$—

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

7	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

Extended Market Index Fund

May 31, 2020

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 99.9%

Communication Services — 4.7%
Altice USA Inc, Cl A *	79,400	$2,042
AMC Networks Inc, Cl A *(A)	9,160	259
Anterix Inc *	2,000	107
ATN International Inc	2,267	135
Boingo Wireless Inc *	9,200	126
Boston Omaha Corp, Cl A *	4,300	70
Cable One Inc	1,100	2,076
Cardlytics Inc *	3,200	218
Cargurus Inc, Cl A *	18,900	491
Cars.com Inc *(A)	15,200	94
Central European Media Enterprises Ltd, Cl A *	23,106	93
Cincinnati Bell Inc *	16,504	243
Cinemark Holdings Inc *	26,640	400
Clear Channel Outdoor Holdings Inc, Cl A *	6,796	7
Cogent Communications Holdings Inc	10,804	827
comScore Inc *	20,100	76
Consolidated Communications Holdings Inc *	13,612	83
Cumulus Media Inc, Cl A *	5,700	29
DHI Group Inc *	16,900	45
Entercom Communications Corp, Cl A *	30,782	51
Entravision Communications Corp, Cl A	14,200	21
Eventbrite Inc, Cl A *	10,500	91
EverQuote Inc, Cl A *	2,900	156
EW Scripps Co/The, Cl A	13,896	120
Fluent Inc *	18,300	37
Gannett Co Inc *(A)	32,987	43
GCI Liberty Inc *	26,047	1,802
Gogo Inc *(A)	13,900	29
Gray Television Inc *	21,200	296
Groupon Inc, Cl A *	109,141	139
Hemisphere Media Group Inc, Cl A *	3,500	34
Houghton Mifflin Harcourt Co *	18,000	28
IAC/interactivecorp *	19,321	5,224
IDT Corp, Cl B *	5,700	36
Iridium Communications Inc *(A)	24,246	558
John Wiley & Sons Inc, Cl A	11,872	477
Lands’ End Inc *	4,362	27
Leaf Group Ltd *	4,200	11
Lee Enterprises Inc *	12,900	14
Liberty Broadband Corp, Cl A *	6,883	927
Liberty Broadband Corp, Cl C *	27,268	3,725
Liberty Latin America Ltd, Cl A *	8,300	83
Liberty Latin America Ltd, Cl C *	26,500	254
Liberty Media Corp-Liberty Formula One, Cl A *	7,308	247
Liberty Media Corp-Liberty Formula One, Cl C *	52,542	1,821
Liberty Media Corp-Liberty SiriusXM, Cl A *	23,235	848

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Liberty Media Corp-Liberty SiriusXM, Cl C *(A)	44,170	$1,611
Lions Gate Entertainment Corp, Cl A *(A)	9,155	73
Lions Gate Entertainment Corp, Cl B *	32,975	248
Liquidity Services Inc *	2,222	13
LiveXLive Media Inc *	5,200	15
Loral Space & Communications Inc *	2,700	51
Madison Square Garden Entertainment Corp *	4,979	395
Madison Square Garden Sports C, Cl A *	4,979	850
Marchex Inc, Cl B *	8,600	13
Match Group Inc *(A)	14,600	1,300
Maxar Technologies Inc (A)	18,800	283
MDC Partners Inc, Cl A *	8,576	11
Meet Group Inc/The *	24,500	151
Meredith Corp *	9,244	138
MSG Networks Inc *(A)	11,940	148
National CineMedia Inc	15,007	41
New York Times Co/The, Cl A	40,882	1,604
Nexstar Media Group Inc, Cl A	12,344	1,028
Ooma Inc *	6,900	87
ORBCOMM Inc *	12,086	33
Overstock.com Inc *(A)	8,400	154
QuinStreet Inc *	9,586	97
Quotient Technology Inc *	21,000	146
RealReal Inc/The *	17,400	233
RigNet Inc *	1,441	1
Roku Inc, Cl A *(A)	22,300	2,442
Rubicon Project Inc/The *	34,238	215
Saga Communications Inc, Cl A	593	16
Scholastic Corp	8,067	237
Shenandoah Telecommunications Co	12,404	653
Shutterstock Inc	5,797	220
Sinclair Broadcast Group Inc, Cl A (A)	15,611	292
Sirius XM Holdings Inc (A)	359,981	2,095
Spok Holdings Inc	4,132	42
Spotify Technology SA *	33,900	6,134
Stamps.com Inc *	4,155	823
Stitch Fix Inc, Cl A *(A)	10,100	234
TechTarget Inc *	4,700	129
TEGNA Inc	58,900	691
Telephone and Data Systems Inc	24,555	503
Travelzoo *	1,300	8
Tribune Publishing Co	4,100	39
TripAdvisor Inc *(A)	25,200	486
TrueCar Inc *	32,300	87
United States Cellular Corp *	2,952	93
Upwork Inc *	14,200	177
Value Line Inc	300	9
Vonage Holdings Corp *	54,520	525
WideOpenWest Inc *	5,500	36
World Wrestling Entertainment Inc, Cl A (A)	10,534	487

1	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

Extended Market Index Fund (Continued)

May 31, 2020

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Yelp Inc, Cl A *	17,198	$374
Zillow Group Inc, Cl A *	15,091	875
Zillow Group Inc, Cl C *(A)	33,382	1,936
Zynga Inc, Cl A *	226,274	2,070

		55,172

Consumer Discretionary — 12.6%
1-800-Flowers.com Inc, Cl A *	7,300	162
Aaron’s Inc (A)	19,316	713
Abercrombie & Fitch Co, Cl A *	14,600	170
Acushnet Holdings Corp (A)	8,600	287
Adient PLC *	23,000	391
Adtalem Global Education Inc *	12,881	431
Allegiant Travel Co, Cl A *(A)	3,350	357
AMC Entertainment Holdings Inc, Cl A (A)	11,994	62
American Axle & Manufacturing Holdings Inc *	26,798	191
American Eagle Outfitters Inc (A)	39,222	359
American Outdoor Brands Corp *	12,383	146
American Public Education Inc *	2,727	86
America’s Car-Mart Inc/TX *	1,750	139
Aramark	66,600	1,724
Asbury Automotive Group Inc *	4,498	325
Ascena Retail Group Inc *(A)	1,686	3
At Home Group Inc *(A)	8,700	41
AutoNation Inc *	13,200	521
Barnes & Noble Education Inc *	5,894	9
Bassett Furniture Industries Inc	2,700	17
BBX Capital Corp, Cl A *	12,600	23
Beacon Roofing Supply Inc *	13,170	324
Beazer Homes USA Inc *	7,161	70
Bed Bath & Beyond Inc *(A)	31,600	230
Big Lots Inc (A)	8,446	327
Biglari Holdings Inc, Cl B *	182	11
BJ’s Restaurants Inc *	4,642	101
Bloomin’ Brands Inc *	21,550	246
Blue Bird Corp *	4,392	63
Bluegreen Vacations Corp *	1,700	7
BlueLinx Holdings Inc *(A)	1,700	12
Boot Barn Holdings Inc *	7,200	155
Boyd Gaming Corp *	20,645	441
Bright Horizons Family Solutions Inc *	15,335	1,716
Brinker International Inc *(A)	8,482	223
Brunswick Corp/DE	20,383	1,121
Buckle Inc/The *(A)	8,851	125
Burlington Stores Inc *	17,100	3,585
Caesars Entertainment Corp *	154,408	1,759
Caleres Inc	8,576	62
Callaway Golf Co (A)	21,906	336
Camping World Holdings Inc, Cl A (A)	7,000	148
Capri Holdings Ltd *	37,700	567
Carriage Services Inc, Cl A	6,006	112
Carrols Restaurant Group Inc *	7,900	34

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Carter’s Inc *	10,970	$942
Carvana Co, Cl A *(A)	11,100	1,032
Cato Corp/The, Cl A *	6,296	61
Cavco Industries Inc *	2,231	424
Century Casinos Inc *	4,000	22
Century Communities Inc *	7,800	230
Cheesecake Factory Inc/The *(A)	9,323	200
Chegg Inc *	29,700	1,814
Chico’s FAS Inc *	26,951	36
Children’s Place Inc/The *(A)	3,433	143
Choice Hotels International Inc *	7,977	645
Churchill Downs Inc	8,631	1,145
Chuy’s Holdings Inc *	2,335	37
Citi Trends Inc *	3,097	50
Clarus Corp *	5,111	54
Collectors Universe Inc	3,900	87
Columbia Sportswear Co *(A)	8,344	610
Commercial Vehicle Group Inc *	1,600	4
CompX International Inc	400	6
Conn’s Inc *	3,909	28
Container Store Group Inc/The *	1,600	5
Cooper Tire & Rubber Co	13,832	356
Cooper-Standard Holdings Inc *	3,300	35
Core-Mark Holding Co Inc	12,836	359
Cracker Barrel Old Country Store Inc *(A)	5,744	615
Crocs Inc *	15,803	453
Culp Inc	2,861	22
Dana Inc *	35,698	451
Dave & Buster’s Entertainment Inc *(A)	8,500	112
Deckers Outdoor Corp *	6,904	1,260
Del Taco Restaurants Inc *	4,500	27
Delta Apparel Inc *	1,500	18
Denny’s Corp *	14,463	157
Designer Brands Inc, Cl A *	12,192	75
Dick’s Sporting Goods Inc *	14,835	535
Dillard’s Inc, Cl A (A)	2,562	77
Dine Brands Global Inc *	4,372	198
Dorman Products Inc *	6,740	471
Douglas Dynamics Inc	6,122	224
Drive Shack Inc *	5,800	10
Duluth Holdings Inc, Cl B *(A)	2,900	13
Dunkin’ Brands Group Inc *	22,130	1,413
El Pollo Loco Holdings Inc *(A)	3,900	54
Eldorado Resorts Inc *(A)	15,600	553
Eros International PLC *(A)	5,900	19
Escalade Inc	2,500	25
Ethan Allen Interiors Inc *	5,276	60
Etsy Inc *	31,400	2,543
Everi Holdings Inc *	12,900	80
Express Inc *	14,962	29
Extended Stay America Inc	42,200	485
Fiesta Restaurant Group Inc *	2,905	24

2	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

Extended Market Index Fund (Continued)

May 31, 2020

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Five Below Inc *	14,705	$1,539
Flexsteel Industries Inc	1,700	17
Floor & Decor Holdings Inc, Cl A *	16,900	879
Foot Locker Inc *	25,200	698
Fossil Group Inc *	8,500	26
Fox Factory Holding Corp *(A)	9,700	700
frontdoor Inc *	20,950	956
Funko Inc, Cl A *(A)	4,400	25
Gaia Inc, Cl A *	2,200	17
GameStop Corp, Cl A *(A)	21,400	87
Genesco Inc *	4,069	75
Gentex Corp	64,090	1,695
Gentherm Inc *	7,748	315
G-III Apparel Group Ltd *	10,906	113
GNC Holdings Inc, Cl A *(A)	13,278	10
Golden Entertainment Inc *	2,100	26
Goodyear Tire & Rubber Co/The *	55,400	422
Graham Holdings Co, Cl B	1,100	394
Grand Canyon Education Inc *	12,215	1,192
Green Brick Partners Inc *	6,200	66
Greenlane Holdings Inc, Cl A *	2,400	8
Group 1 Automotive Inc *	4,735	298
Grubhub Inc *(A)	24,700	1,402
Guess? Inc	11,317	108
Hamilton Beach Brands Holding Co, Cl A	2,010	19
Haverty Furniture Cos Inc	4,363	76
Helen of Troy Ltd *	6,748	1,228
Hibbett Sports Inc *	4,012	78
Hilton Grand Vacations Inc *	20,470	441
Hooker Furniture Corp	2,700	44
Hudson Ltd, Cl A *	7,500	38
Hyatt Hotels Corp, Cl A *(A)	10,427	574
IMAX Corp *	11,800	149
Installed Building Products Inc *	5,200	334
International Game Technology PLC	21,600	182
iRobot Corp *(A)	6,402	472
J Alexander’s Holdings Inc *	2,756	12
J Jill Inc *(A)	4,100	3
Jack in the Box Inc *	6,621	444
Johnson Outdoors Inc, Cl A	700	54
K12 Inc *	12,688	312
KB Home	20,485	678
Kontoor Brands Inc *(A)	11,600	170
Kura Sushi USA Inc, Cl A *	800	12
Laureate Education Inc, Cl A *	28,100	273
La-Z-Boy Inc, Cl Z	12,226	314
LCI Industries	5,749	569
Lear Corp *	15,471	1,641
LGI Homes Inc *(A)	4,500	375
Liberty Media Corp-Liberty Braves, Cl A *	1,803	41
Liberty Media Corp-Liberty Braves, Cl C *	10,465	230
Liberty TripAdvisor Holdings Inc, Cl A *	13,392	32

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Lifetime Brands Inc	3,300	$19
Lindblad Expeditions Holdings Inc *	4,100	32
Lithia Motors Inc, Cl A	5,289	638
Lovesac Co/The *(A)	2,200	40
Lululemon Athletica Inc *	30,800	9,243
Lumber Liquidators Holdings Inc *	4,026	40
M/I Homes Inc *	5,394	181
Macy’s Inc *(A)	79,400	505
Malibu Boats Inc, Cl A *	4,600	217
Marcus Corp/The *	4,061	55
Marine Products Corp	1,800	20
MarineMax Inc *	3,996	76
Marriott Vacations Worldwide Corp *	10,572	950
MasterCraft Boat Holdings Inc *	5,000	74
Mattel Inc *(A)	93,600	862
MDC Holdings Inc	11,615	395
Meritage Homes Corp *	9,311	647
Michaels Cos Inc/The *(A)	22,100	85
Modine Manufacturing Co *	9,874	53
Monarch Casino & Resort Inc *	3,500	141
Monro Inc (A)	9,328	514
Motorcar Parts of America Inc *(A)	3,700	59
Movado Group Inc *	2,720	29
Nathan’s Famous Inc	900	50
National Vision Holdings Inc *	22,300	597
Noodles & Co, Cl A *	11,000	64
Office Depot Inc *	145,147	359
Ollie’s Bargain Outlet Holdings Inc *(A)	13,200	1,207
OneSpaWorld Holdings Ltd *	12,400	81
Oxford Industries Inc	4,254	181
Papa John’s International Inc (A)	5,342	416
Party City Holdco Inc *(A)	10,300	13
Penn National Gaming Inc *(A)	30,573	1,003
Penske Automotive Group Inc *(A)	10,488	375
Perdoceo Education Corp *	16,254	265
PetMed Express Inc (A)	3,796	137
Planet Fitness Inc, Cl A *	22,200	1,435
Polaris Inc	14,807	1,293
Pool Corp	10,070	2,709
Potbelly Corp *	5,900	12
Purple Innovation Inc, Cl A *	1,900	27
Qurate Retail Inc *	105,522	869
RCI Hospitality Holdings Inc	2,800	41
Reading International Inc, Cl A *	3,800	13
Red Lion Hotels Corp *	5,800	10
Red Robin Gourmet Burgers Inc *	2,967	41
Red Rock Resorts Inc, Cl A *	18,400	254
Regis Corp *	6,527	69
Rent-A-Center Inc/TX, Cl A	13,040	332
RH *(A)	4,111	892
Rocky Brands Inc	2,500	52
RTW Retailwinds Inc *	7,300	3

3	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

Extended Market Index Fund (Continued)

May 31, 2020

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Ruth’s Hospitality Group Inc *	5,172	$42
Sally Beauty Holdings Inc *(A)	30,691	400
Scientific Games Corp, Cl A *	14,862	234
SeaWorld Entertainment Inc *(A)	10,500	190
Service Corp International/US	46,589	1,837
ServiceMaster Global Holdings Inc *	36,600	1,204
Shake Shack Inc, Cl A *(A)	8,700	483
Shoe Carnival Inc	2,076	54
Signet Jewelers Ltd *(A)	11,400	120
Six Flags Entertainment Corp *	19,758	454
Skechers USA Inc, Cl A *	35,646	1,116
Skyline Champion Corp *	12,400	308
Sleep Number Corp *(A)	6,909	215
Sonic Automotive Inc, Cl A	5,064	133
Sonos Inc *	18,600	202
Sportsman’s Warehouse Holdings Inc *	5,400	60
Standard Motor Products Inc *	5,766	245
Steven Madden Ltd *	23,251	547
Strategic Education Inc	5,787	982
Superior Group of Cos Inc	2,000	20
Tailored Brands Inc *(A)	10,068	13
Target Hospitality Corp *	12,300	29
Taylor Morrison Home Corp, Cl A *	32,360	626
Tempur Sealy International Inc *(A)	10,823	706
Tenneco Inc, Cl A *	11,263	76
Tesla Inc *	37,479	31,295
Texas Roadhouse Inc, Cl A *	17,866	926
Thor Industries Inc (A)	13,090	1,128
Tilly’s Inc, Cl A *	10,343	53
Toll Brothers Inc	29,639	958
TopBuild Corp *	9,100	1,044
TRI Pointe Group Inc *	35,373	507
Tupperware Brands Corp *	8,524	28
Twin River Worldwide Holdings Inc *	5,528	116
Unifi Inc *	2,480	34
Universal Electronics Inc *	3,887	176
Urban Outfitters Inc *	20,500	347
Vail Resorts Inc *	10,612	2,105
Vera Bradley Inc *	2,470	13
Vince Holding Corp *	700	4
Vista Outdoor Inc *	12,288	119
Visteon Corp *	6,465	466
Waitr Holdings Inc *	19,000	47
Wayfair Inc, Cl A *(A)	16,300	2,796
Wendy’s Co/The	51,075	1,086
Weyco Group Inc	263	5
Williams-Sonoma Inc (A)	20,937	1,742
Wingstop Inc	8,100	988
Winmark Corp	391	56
Winnebago Industries Inc	7,235	394
Wolverine World Wide Inc	20,896	438
World Fuel Services Corp	18,841	480

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
WW International Inc *	12,174	$291
Wyndham Destinations Inc	23,200	738
Wyndham Hotels & Resorts Inc	22,800	1,047
YETI Holdings Inc *(A)	16,300	523
Yum China Holdings Inc *	94,200	4,365
Zumiez Inc *(A)	3,903	95

		148,504

Consumer Staples — 3.0%
22nd Century Group Inc *(A)	22,300	18
Alico Inc	143	5
Andersons Inc/The	8,999	117
Avis Budget Group Inc *(A)	13,960	301
B&G Foods Inc, Cl A (A)	16,611	386
BellRing Brands Inc, Cl A *	9,500	191
Beyond Meat Inc *(A)	11,900	1,527
BG Staffing Inc	3,400	35
BJ’s Wholesale Club Holdings Inc *	28,500	1,026
Boston Beer Co Inc/The, Cl A *(A)	2,283	1,289
Bridgford Foods Corp *	400	6
BrightView Holdings Inc *	4,800	66
Brink’s Co/The	13,706	550
Bunge Ltd	36,543	1,426
CAI International Inc *	5,072	95
Calavo Growers Inc (A)	4,426	259
Cal-Maine Foods Inc *	8,128	362
Casey’s General Stores Inc	9,659	1,543
CBIZ Inc *	11,445	259
Celsius Holdings Inc *(A)	6,900	64
Central Garden & Pet Co, Cl A *	12,129	421
Chefs’ Warehouse Inc/The *	6,121	91
Cimpress PLC *(A)	5,099	460
Coca-Cola Consolidated Inc	1,189	289
Craft Brew Alliance Inc *	1,600	24
Darling Ingredients Inc *	44,357	1,034
Deluxe Corp	10,154	237
Edgewell Personal Care Co *	13,345	406
elf Beauty Inc *	10,000	171
Emerald Holding Inc *	5,700	13
Energizer Holdings Inc (A)	17,545	770
Farmer Bros Co *	900	7
Flowers Foods Inc	52,008	1,227
Fresh Del Monte Produce Inc	8,981	224
Freshpet Inc *	9,500	733
Grocery Outlet Holding Corp *	16,300	600
Hain Celestial Group Inc/The *	20,360	641
Herbalife Nutrition Ltd *	25,744	1,129
HF Foods Group Inc *(A)	3,000	21
Hostess Brands Inc, Cl A *	31,800	384
Ingles Markets Inc, Cl A	3,545	151
Ingredion Inc	17,765	1,496
Inter Parfums Inc *	3,806	177
J&J Snack Foods Corp	4,364	561

4	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

Extended Market Index Fund (Continued)

May 31, 2020

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
John B Sanfilippo & Son Inc	2,619	$228
Keurig Dr Pepper Inc (A)	63,400	1,770
Lancaster Colony Corp	5,329	818
Landec Corp *	4,693	50
Lifevantage Corp *	4,700	72
Limoneira Co	6,495	87
Medifast Inc (A)	2,964	303
MGP Ingredients Inc (A)	2,300	86
National Beverage Corp *(A)	2,352	134
Natural Grocers by Vitamin Cottage Inc	1,085	16
Nature’s Sunshine Products Inc *	437	4
New Age Beverages Corp *(A)	25,800	39
Nu Skin Enterprises Inc, Cl A	12,705	472
Performance Food Group Co *	32,100	855
Pilgrim’s Pride Corp *	14,207	294
Post Holdings Inc *	16,369	1,425
PriceSmart Inc	5,423	295
Pyxus International Inc *(A)	2,800	8
Revlon Inc, Cl A *(A)	2,920	30
Reynolds Consumer Products Inc	11,600	387
Rite Aid Corp *(A)	13,411	176
Rosetta Stone Inc *	5,200	97
Sanderson Farms Inc	4,741	626
Seaboard Corp	57	168
SEACOR Marine Holdings Inc *	3,391	5
Seneca Foods Corp, Cl A *	2,462	90
Simply Good Foods Co/The *	21,200	361
SpartanNash Co	7,336	157
Spectrum Brands Holdings Inc	13,087	619
Sprouts Farmers Market Inc *	30,400	764
Tootsie Roll Industries Inc (A)	3,508	125
TreeHouse Foods Inc *	13,309	701
Turning Point Brands Inc	1,500	36
United Natural Foods Inc *(A)	17,098	335
Universal Corp/VA	7,345	323
US Foods Holding Corp *	59,000	1,129
USANA Health Sciences Inc *	3,432	291
Vector Group Ltd (A)	30,491	348
Village Super Market Inc, Cl A	1,962	47
WD-40 Co (A)	3,386	650
Weis Markets Inc	1,704	95
Youngevity International Inc *	2,100	4

		35,312

Energy — 1.6%
Abraxas Petroleum Corp *(A)	16,494	3
Amplify Energy Corp *	3,100	3
Antero Midstream Corp	69,200	331
Antero Resources Corp *	49,200	147
Apergy Corp *(A)	19,400	176
Arch Resources Inc *(A)	3,500	115
Archrock Inc	29,383	187
Berry Corp *	10,500	45

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Bonanza Creek Energy Inc *	4,100	$69
Brigham Minerals Inc, Cl A	5,600	74
California Resources Corp *(A)	12,800	17
Callon Petroleum Co *(A)	104,175	70
Centennial Resource Development Inc/DE, Cl A *	38,500	39
Chaparral Energy Inc, Cl A *(A)	7,500	4
Cheniere Energy Inc *	60,465	2,682
Chesapeake Energy Corp *(A)	1,452	19
Cimarex Energy Co	24,000	631
Clean Energy Fuels Corp *	20,388	43
CNX Resources Corp *	53,300	543
Comstock Resources Inc *	3,700	20
CONSOL Energy Inc *	5,075	35
Continental Resources Inc/OK *(A)	20,396	249
CVR Energy Inc	7,097	145
Delek US Holdings Inc (A)	17,446	343
Denbury Resources Inc *(A)	96,500	21
DHT Holdings Inc	28,800	171
DMC Global Inc *(A)	3,400	97
Dorian LPG Ltd *	6,747	55
Dril-Quip Inc *	10,587	322
Earthstone Energy Inc, Cl A *	8,700	26
EQT Corp *	65,400	872
Equitrans Midstream Corp (A)	47,100	381
Era Group Inc *	2,093	11
Evolution Petroleum Corp	4,027	10
Exterran Corp *	7,541	48
Extraction Oil & Gas Inc *(A)	24,500	7
Falcon Minerals Corp	13,800	34
Forum Energy Technologies Inc *(A)	20,705	6
Frank’s International NV *	20,900	47
FTS International Inc *	215	1
Geospace Technologies Corp *	4,400	35
Goodrich Petroleum Corp *	2,200	18
Green Plains Inc *	7,690	66
Gulfport Energy Corp *	33,781	51
Hallador Energy Co *	4,900	3
Helix Energy Solutions Group Inc *	29,969	101
Helmerich & Payne Inc	28,000	564
HighPoint Resources Corp *	19,564	5
Independence Contract Drilling Inc *	510	3
KLX Energy Services Holdings Inc *	3,786	6
Kosmos Energy Ltd *	81,275	148
Laredo Petroleum Inc *	29,589	25
Liberty Oilfield Services Inc, Cl A *	10,800	56
Magnolia Oil & Gas Corp *	24,700	137
Mammoth Energy Services Inc *	2,721	3
Matador Resources Co *(A)	25,400	199
Matrix Service Co *	4,781	53
Montage Resources Corp *	253	2
MRC Global Inc *	18,112	107

5	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

Extended Market Index Fund (Continued)

May 31, 2020

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Murphy Oil Corp (A)	36,100	$431
Murphy USA Inc *	7,900	917
Nabors Industries Ltd *(A)	1,391	52
NACCO Industries Inc, Cl A	1,005	26
National Energy Services Reunited Corp *	11,400	65
Natural Gas Services Group Inc *	3,044	19
NCS Multistage Holdings Inc *	100	—
Newpark Resources Inc *	18,020	36
NextDecade Corp *(A)	3,000	5
NexTier Oilfield Solutions Inc *	37,639	109
Nine Energy Service Inc *	1,500	3
Noble Corp plc *(A)	51,900	7
Northern Oil and Gas Inc *	49,800	39
NOW Inc *	21,600	161
Oasis Petroleum Inc *(A)	74,597	34
Oceaneering International Inc *	20,846	134
Oil States International Inc *	16,699	71
Pacific Drilling SA *(A)	9,900	4
Panhandle Oil and Gas Inc, Cl A	3,182	13
Par Pacific Holdings Inc *	6,786	63
Parsley Energy Inc, Cl A	71,423	653
Patterson-UTI Energy Inc	44,122	163
PBF Energy Inc, Cl A *	28,477	302
PDC Energy Inc *	24,377	297
Peabody Energy Corp *	15,500	49
Penn Virginia Corp *	2,900	25
Plug Power Inc *(A)	85,900	362
PrimeEnergy Resources Corp *	100	8
ProPetro Holding Corp *	16,000	79
QEP Resources Inc *	66,700	57
Range Resources Corp *(A)	64,000	383
Renewable Energy Group Inc *(A)	10,100	287
REX American Resources Corp *	1,300	76
Ring Energy Inc *(A)	10,100	12
Rosehill Resources Inc, Cl A *(A)	2,500	1
RPC Inc *(A)	10,999	35
SandRidge Energy Inc *	7,100	11
Scorpio Tankers Inc (A)	10,813	192
SEACOR Holdings Inc *	3,374	90
Seadrill Ltd *(A)	24,100	11
Select Energy Services Inc, Cl A *	12,200	72
SFL Corp Ltd	19,676	195
SilverBow Resources Inc *	1,700	6
SM Energy Co (A)	30,013	106
Smart Sand Inc *(A)	4,700	5
Solaris Oilfield Infrastructure Inc, Cl A	5,400	37
Southwestern Energy Co *(A)	160,600	483
Sunnova Energy International Inc *	12,100	182
Sunrun Inc *	26,600	444
Talos Energy Inc *	4,900	60
Targa Resources Corp	56,259	1,007
Tellurian Inc *(A)	21,300	21

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
TerraForm Power Inc, Cl A	20,876	$384
TETRA Technologies Inc *	16,405	5
Thermon Group Holdings Inc *	6,882	110
Transocean Ltd *(A)	138,034	183
US Silica Holdings Inc *	15,626	46
US Well Services Inc *(A)	4,800	2
Vivint Solar Inc *(A)	15,000	113
W&T Offshore Inc *	15,938	42
Whiting Petroleum Corp *(A)	21,540	15
WPX Energy Inc *	98,000	556

		19,037

Financials — 13.2%
1st Constitution Bancorp	2,100	27
1st Source Corp	4,158	144
ACNB Corp	900	22
Affiliated Managers Group Inc	13,500	899
AG Mortgage Investment Trust Inc *‡(A)	9,988	25
AGNC Investment Corp ‡	142,621	1,846
Alerus Financial Corp	700	13
Alleghany Corp *	3,667	1,882
Allegiance Bancshares Inc	5,500	141
Ally Financial Inc	99,700	1,739
Altus Midstream Co, Cl A *(A)	12,100	8
Amalgamated Bank, Cl A	5,800	65
Ambac Financial Group Inc *	12,500	168
Amerant Bancorp Inc, Cl A *	7,100	93
American Equity Investment Life Holding Co	25,378	550
American Financial Group Inc/OH	19,753	1,190
American National Bankshares Inc	4,106	102
American National Insurance Co	2,231	168
Ameris Bancorp	15,162	367
AMERISAFE Inc	5,433	333
Ames National Corp	1,097	22
Annaly Capital Management Inc ‡	375,059	2,310
Anworth Mortgage Asset Corp	20,368	30
Apollo Commercial Real Estate Finance Inc	36,619	301
Arch Capital Group Ltd *	100,008	2,822
Ardmore Shipping Corp *	2,100	12
Ares Commercial Real Estate Corp	4,800	36
Ares Management Corp, Cl A	18,700	706
Argo Group International Holdings Ltd	8,416	258
Arlington Asset Investment Corp, Cl A *	3,412	8
ARMOUR Residential Inc ‡	14,724	115
Arrow Financial Corp	2,318	68
Artisan Partners Asset Management Inc, Cl A	15,200	440
Assetmark Financial Holdings Inc *	3,900	104
Associated Banc-Corp	37,536	526
Associated Capital Group Inc	500	21
Assured Guaranty Ltd	23,287	604
Athene Holding Ltd, Cl A *	38,000	1,098
Atlantic Capital Bancshares Inc *	4,300	49
Atlantic Union Bankshares Corp	18,982	439

6	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

Extended Market Index Fund (Continued)

May 31, 2020

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Axis Capital Holdings Ltd	22,668	$851
Axos Financial Inc *(A)	15,136	330
B Riley Financial Inc	6,900	133
Banc of California Inc	8,800	96
BancFirst Corp	3,650	139
Banco Latinoamericano de Comercio Exterior SA, Cl E	5,312	63
Bancorp Inc/The *	10,004	88
BancorpSouth Bank	25,582	569
Bank First Corp (A)	1,900	118
Bank of Commerce Holdings	5,900	45
Bank of Hawaii Corp (A)	11,024	709
Bank of Marin Bancorp	3,614	122
Bank of NT Butterfield & Son Ltd/The	14,600	357
Bank of Princeton/The	1,400	29
Bank OZK (A)	28,970	652
Bank7 Corp	900	9
BankFinancial Corp	4,897	44
BankUnited Inc	27,496	508
Bankwell Financial Group Inc	300	4
Banner Corp	8,151	306
Bar Harbor Bankshares	2,850	56
Baycom Corp *	2,800	37
BCB Bancorp Inc	4,800	46
Benefytt Technologies Inc, Cl A *(A)	2,300	45
Berkshire Hills Bancorp Inc	9,991	108
BGC Partners Inc, Cl A	77,936	201
Blackstone Mortgage Trust Inc, Cl A ‡(A)	35,500	837
Blucora Inc *	10,529	128
BOK Financial Corp (A)	7,682	391
Boston Private Financial Holdings Inc	17,215	118
Bridge Bancorp Inc	3,412	73
Bridgewater Bancshares Inc *	6,100	64
Brighthouse Financial Inc *	26,900	799
Brightsphere Investment Group Inc	15,300	128
Brookline Bancorp Inc	21,974	204
Brown & Brown Inc	61,752	2,482
BRP Group Inc, Cl A *	3,600	45
Bryn Mawr Bank Corp	4,522	126
Business First Bancshares Inc	1,800	26
Byline Bancorp Inc	3,200	39
C&F Financial Corp	300	11
Cactus Inc, Cl A	12,400	237
Cadence BanCorp, Cl A	32,314	261
Cambridge Bancorp	700	41
Camden National Corp	3,058	103
Cannae Holdings Inc *	17,462	643
Capital Bancorp Inc *	1,900	22
Capital City Bank Group Inc	2,861	58
Capitol Federal Financial Inc	33,387	391
Capstar Financial Holdings Inc	6,400	74
Capstead Mortgage Corp ‡	18,718	95

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Carter Bank & Trust *	7,100	$50
Cathay General Bancorp	18,715	509
CBTX Inc	3,600	74
CenterState Bank Corp	34,708	548
Central Pacific Financial Corp	6,810	110
Central Valley Community Bancorp	1,500	23
Century Bancorp Inc/MA, Cl A	300	23
Chemung Financial Corp	900	23
Cherry Hill Mortgage Investment Corp	5,814	50
Chimera Investment Corp ‡(A)	44,565	370
CIT Group Inc	26,761	485
Citizens & Northern Corp	1,840	35
Citizens Inc/TX, Cl A *(A)	7,833	48
City Holding Co	3,885	244
Civista Bancshares Inc	1,900	29
CNA Financial Corp	8,975	271
CNB Financial Corp/PA	2,048	36
CNO Financial Group Inc	36,525	524
Coastal Financial Corp/WA *	1,900	24
Codorus Valley Bancorp Inc	1,944	26
Cohen & Steers Inc	5,536	352
Colony Bankcorp Inc	1,800	23
Colony Credit Real Estate Inc *‡	16,100	80
Columbia Banking System Inc	18,229	444
Columbia Financial Inc *	14,900	210
Commerce Bancshares Inc/MO (A)	27,027	1,722
Community Bank System Inc	13,851	823
Community Bankers Trust Corp	7,400	42
Community Financial Corp/The	1,200	28
Community Trust Bancorp Inc	3,393	111
ConnectOne Bancorp Inc	6,383	94
Cowen Inc, Cl A	8,030	105
Crawford & Co, Cl A	5,700	34
Credit Acceptance Corp *(A)	2,812	1,040
CrossFirst Bankshares Inc *	11,500	112
CryoPort Inc *(A)	10,500	258
Cullen/Frost Bankers Inc (A)	15,305	1,163
Curo Group Holdings Corp	2,300	15
Customers Bancorp Inc *	7,470	83
CVB Financial Corp	36,579	714
Diamond Hill Investment Group Inc *	554	58
Diamond S Shipping Inc *	8,600	94
Dime Community Bancshares Inc	5,583	81
Donegal Group Inc, Cl A	2,500	36
Dynex Capital Inc	5,597	72
Eagle Bancorp Inc	8,906	288
East West Bancorp Inc	38,766	1,355
Eaton Vance Corp	26,025	938
eHealth Inc *	5,874	766
Elevate Credit Inc *	5,400	9
Ellington Financial Inc	8,300	85
Employers Holdings Inc	7,074	211

7	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

Extended Market Index Fund (Continued)

May 31, 2020

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Encore Capital Group Inc *(A)	7,975	$253
Enova International Inc *	10,266	145
Enstar Group Ltd *	2,751	392
Enterprise Bancorp Inc/MA	1,148	26
Enterprise Financial Services Corp	6,749	198
Equitable Holdings Inc	110,200	2,106
Equity Bancshares Inc, Cl A *	5,300	86
Erie Indemnity Co, Cl A (A)	6,687	1,205
Esquire Financial Holdings Inc *	1,500	26
ESSA Bancorp Inc	2,300	33
Essent Group Ltd	23,600	780
Evans Bancorp Inc	1,700	42
Evercore Inc, Cl A	11,176	616
Exantas Capital Corp *‡	7,276	15
EZCORP Inc, Cl A *	7,457	38
FactSet Research Systems Inc	9,786	3,009
Farmers & Merchants Bancorp Inc/Archbold OH	1,800	39
Farmers National Banc Corp	4,900	58
FB Financial Corp	3,100	73
FBL Financial Group Inc, Cl A	1,682	60
Federal Agricultural Mortgage Corp, Cl C	1,988	127
Federated Hermes Inc, Cl B	27,170	601
FedNat Holding Co	1,300	16
FGL Holdings (A)	35,400	295
Fidelity D&D Bancorp Inc	700	27
Fidelity National Financial Inc	69,658	2,222
Financial Institutions Inc	3,243	57
First American Financial Corp	27,272	1,377
First Bancorp Inc/The	3,052	63
First BanCorp/Puerto Rico	55,116	301
First Bancorp/Southern Pines NC	6,545	166
First Bancshares Inc/The	7,100	150
First Bank/Hamilton NJ	5,700	43
First Busey Corp	12,392	222
First Business Financial Services Inc	1,000	17
First Capital Inc	1,100	68
First Choice Bancorp	2,600	37
First Citizens BancShares Inc/NC, Cl A	1,991	767
First Commonwealth Financial Corp	22,901	187
First Community Bankshares Inc	4,442	95
First Defiance Financial Corp	8,976	149
First Financial Bancorp	29,133	387
First Financial Bankshares Inc (A)	34,812	1,067
First Financial Corp/IN	4,012	141
First Financial Northwest Inc	1,900	19
First Foundation Inc	10,600	158
First Guaranty Bancshares Inc	1,200	14
First Hawaiian Inc	37,800	652
First Horizon National Corp (A)	84,857	793
First Internet Bancorp	1,100	18
First Interstate BancSystem Inc, Cl A	8,791	275

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
First Merchants Corp	14,018	$393
First Mid Bancshares Inc	2,100	53
First Midwest Bancorp Inc/IL	27,242	355
First Northwest Bancorp	3,500	47
First of Long Island Corp/The	4,995	76
FirstCash Inc	11,120	776
Flagstar Bancorp Inc	7,500	220
Fluidigm Corp *	18,053	79
Flushing Financial Corp	6,070	69
FNB Corp/PA	89,689	665
FNCB Bancorp Inc	4,100	23
Focus Financial Partners Inc, Cl A *(A)	6,500	181
Franklin Financial Network Inc	2,800	69
Franklin Financial Services Corp	1,000	25
FS Bancorp Inc	1,300	55
Fulton Financial Corp	46,712	524
FVCBankcorp Inc *	5,300	59
GAIN Capital Holdings Inc (A)	5,300	33
GAMCO Investors Inc, Cl A	1,931	25
GasLog Ltd	8,650	30
Genworth Financial Inc, Cl A *	124,800	381
German American Bancorp Inc	7,066	219
Glacier Bancorp Inc	23,580	971
Global Indemnity Ltd	1,002	24
Golar LNG Ltd *(A)	22,402	178
Goosehead Insurance Inc, Cl A *(A)	3,800	228
GoPro Inc, Cl A *(A)	21,400	101
Granite Point Mortgage Trust Inc *	10,941	54
Great Ajax Corp	3,002	25
Great Southern Bancorp Inc	2,499	101
Great Western Bancorp Inc	14,800	211
Green Dot Corp, Cl A *	11,255	430
Greene County Bancorp Inc	800	18
Greenhill & Co Inc	2,071	21
Greenlight Capital Re Ltd, Cl A *	6,409	46
Guaranty Bancshares Inc/TX	3,000	76
GWG Holdings Inc *	400	3
Hallmark Financial Services Inc *	2,900	7
Hamilton Lane Inc, Cl A	5,300	388
Hancock Whitney Corp	20,614	446
Hanmi Financial Corp	5,678	51
Hanover Insurance Group Inc/The	9,417	945
HarborOne Bancorp Inc *	7,720	62
Hawthorn Bancshares Inc	1,400	28
HBT Financial Inc	2,200	28
HCI Group Inc (A)	1,115	50
Heartland Financial USA Inc	7,775	249
Heritage Commerce Corp	17,800	145
Heritage Financial Corp/WA	8,071	153
Heritage Insurance Holdings Inc	3,800	48
Hilltop Holdings Inc	17,038	318
Hingham Institution For Savings The	300	49

8	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

Extended Market Index Fund (Continued)

May 31, 2020

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Home Bancorp Inc	1,200	$29
Home BancShares Inc/AR	39,032	565
HomeStreet Inc	4,372	104
HomeTrust Bancshares Inc	4,102	63
Hope Bancorp Inc	26,995	256
Horace Mann Educators Corp	9,814	358
Horizon Bancorp Inc/IN	11,625	119
Houlihan Lokey Inc, Cl A	11,600	702
Howard Bancorp Inc *	2,500	26
IBERIABANK Corp	14,684	623
Independence Holding Co	1,700	49
Independent Bank Corp	9,286	645
Independent Bank Corp/MI	5,400	75
Independent Bank Group Inc (A)	8,402	318
Interactive Brokers Group Inc, Cl A (A)	20,827	882
International Bancshares Corp	14,350	442
International Seaways Inc	5,366	122
INTL. FCStone Inc *	3,268	167
IntriCon Corp *	1,200	17
Invesco Mortgage Capital Inc (A)	37,071	103
Investar Holding Corp	1,700	22
Investors Bancorp Inc	66,043	573
Investors Title Co	400	50
James River Group Holdings Ltd	7,200	278
Janus Henderson Group PLC	40,100	865
Jefferies Financial Group Inc	68,400	1,002
Kearny Financial Corp/MD	17,129	147
Kemper Corp	16,873	1,070
Kinsale Capital Group Inc	5,400	806
KKR Real Estate Finance Trust Inc	5,800	94
Ladder Capital Corp, Cl A ‡	26,162	208
Lakeland Bancorp Inc	14,893	165
Lakeland Financial Corp	7,557	323
Lazard Ltd, Cl A (A)(B)	28,031	753
LCNB Corp	2,500	37
Legacy Housing Corp *	1,400	18
Legg Mason Inc	22,900	1,141
LendingClub Corp *	17,800	95
LendingTree Inc *(A)	2,100	546
Level One Bancorp Inc	1,200	23
Live Oak Bancshares Inc	6,500	88
LPL Financial Holdings Inc	21,562	1,539
Luther Burbank Corp	4,422	45
Macatawa Bank Corp	5,200	38
Mackinac Financial Corp	2,200	23
MainStreet Bancshares Inc *	1,700	23
Malvern Bancorp Inc *	2,700	32
Markel Corp *	3,533	3,171
Marlin Business Services Corp	1,822	14
MBIA Inc *	21,782	154
Mercantile Bank Corp	3,557	82
Merchants Bancorp/IN	3,100	53

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Mercury General Corp	7,878	$317
Meridian Bancorp Inc	12,127	140
Meta Financial Group Inc	9,100	165
Metrocity Bankshares Inc	3,800	44
Metropolitan Bank Holding Corp *	1,300	36
MFA Financial Inc *‡	112,497	190
MGIC Investment Corp	96,418	792
Mid Penn Bancorp Inc	2,400	45
Midland States Bancorp Inc	5,600	84
MidWestOne Financial Group Inc	2,369	45
MMA Capital Holdings Inc *	1,200	30
Moelis & Co, Cl A	11,200	377
Morningstar Inc	5,420	831
Mr Cooper Group Inc *	15,771	176
MVB Financial Corp	3,200	45
National Bank Holdings Corp, Cl A	7,500	197
National Bankshares Inc	1,036	32
National General Holdings Corp	18,000	365
National Western Life Group Inc, Cl A	510	100
Navient Corp	48,100	358
NBT Bancorp Inc	12,208	382
Nelnet Inc, Cl A	4,531	223
New Residential Investment Corp ‡	113,950	817
New York Community Bancorp Inc (A)	120,539	1,211
New York Mortgage Trust Inc *‡	117,838	245
NI Holdings Inc *	2,300	34
Nicolet Bankshares Inc *	2,000	112
NMI Holdings Inc, Cl A *	16,800	258
Nordic American Tankers Ltd (A)	28,877	132
Northeast Bank	2,600	45
Northfield Bancorp Inc	8,705	95
Northrim BanCorp Inc	1,300	30
Northwest Bancshares Inc	25,179	251
Norwood Financial Corp	2,000	49
Oak Valley Bancorp	1,600	22
OceanFirst Financial Corp	12,468	208
Ocwen Financial Corp *	20,161	15
OFG Bancorp	10,925	133
Ohio Valley Banc Corp	1,000	25
Old National Bancorp/IN	44,294	602
Old Republic International Corp	75,544	1,178
Old Second Bancorp Inc	8,600	66
On Deck Capital Inc *	11,400	9
OneMain Holdings Inc, Cl A	16,100	376
OP Bancorp	3,200	20
Oportun Financial Corp *	1,700	16
Oppenheimer Holdings Inc, Cl A	2,164	46
Opus Bank	7,400	144
Orchid Island Capital Inc, Cl A ‡	20,900	87
Origin Bancorp Inc	6,200	129
Orrstown Financial Services Inc	3,700	50
Overseas Shipholding Group Inc, Cl A *	8,900	20

9	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

Extended Market Index Fund (Continued)

May 31, 2020

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Pacific Mercantile Bancorp *	4,700	$18
Pacific Premier Bancorp Inc (A)	13,976	302
PacWest Bancorp	32,912	570
Palomar Holdings Inc, Cl A *	5,700	424
Park National Corp	3,905	292
Parke Bancorp Inc	1,636	23
PCB Bancorp	4,600	41
PCSB Financial Corp	4,700	63
PDL Community Bancorp *	2,000	18
Peapack-Gladstone Financial Corp	6,154	116
Penns Woods Bancorp Inc	978	21
PennyMac Financial Services Inc	7,300	245
PennyMac Mortgage Investment Trust ‡	22,663	250
Peoples Bancorp Inc/OH	3,010	68
Peoples Bancorp of North Carolina Inc	1,100	19
Peoples Financial Services Corp	900	30
People’s Utah Bancorp	2,500	62
Pinnacle Financial Partners Inc	20,427	814
Pioneer Bancorp Inc/NY *	2,700	26
Piper Sandler Cos	3,277	195
PJT Partners Inc	6,000	328
Popular Inc	22,956	907
Powell Industries Inc	1,364	36
PRA Group Inc *	11,858	405
Preferred Bank/Los Angeles CA	3,037	114
Premier Financial Bancorp Inc	625	8
Primerica Inc	11,129	1,265
ProAssurance Corp	15,225	210
ProSight Global Inc *	2,100	19
Prosperity Bancshares Inc	24,335	1,591
Protective Insurance Corp	1,481	20
Provident Bancorp Inc	2,100	18
Provident Financial Holdings Inc	1,400	18
Provident Financial Services Inc	16,579	216
Prudential Bancorp Inc	2,100	26
Pzena Investment Management Inc, Cl A	6,300	26
QCR Holdings Inc	4,800	146
Radian Group Inc	49,948	793
RBB Bancorp	2,600	33
Ready Capital Corp	6,294	37
Red River Bancshares Inc	1,200	48
Redwood Trust Inc ‡	30,105	161
Regional Management Corp *	2,800	44
Reinsurance Group of America Inc, Cl A	16,616	1,508
Reliant Bancorp Inc	1,900	27
RenaissanceRe Holdings Ltd	11,506	1,931
Renasant Corp	13,160	317
Republic Bancorp Inc/KY, Cl A	1,298	42
Republic First Bancorp Inc *	9,800	23
Richmond Mutual BanCorp Inc	4,500	50
Riverview Bancorp Inc	5,100	25
RLI Corp (A)	10,682	843

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
S&T Bancorp Inc	8,332	$185
Safeguard Scientifics Inc *	3,396	21
Safety Insurance Group Inc	4,031	307
Sandy Spring Bancorp Inc	8,510	206
Santander Consumer USA Holdings Inc (A)	26,600	440
SB One Bancorp	2,800	48
Sculptor Capital Management Inc, Cl A *(B)	5,700	71
Seacoast Banking Corp of Florida *	12,398	270
SEI Investments Co †	33,719	1,828
Select Bancorp Inc *	5,700	43
Select Interior Concepts Inc, Cl A *	8,800	28
Selective Insurance Group Inc	16,284	854
ServisFirst Bancshares Inc (A)	12,700	443
Shore Bancshares Inc	3,000	30
Siebert Financial Corp *	1,800	12
Sierra Bancorp	2,978	56
Signature Bank/New York NY	14,170	1,458
Silvercrest Asset Management Group Inc, Cl A	2,100	24
Silvergate Capital Corp, Cl A *	800	12
Simmons First National Corp, Cl A	23,248	399
SLM Corp	114,400	867
SmartFinancial Inc	2,200	34
South Plains Financial Inc	2,400	32
South State Corp	9,721	511
Southern First Bancshares Inc *	1,491	43
Southern Missouri Bancorp Inc	1,900	46
Southern National Bancorp of Virginia Inc	6,000	60
Southside Bancshares Inc	8,762	247
Spirit of Texas Bancshares Inc *	4,600	55
Starwood Property Trust Inc ‡	74,280	985
State Auto Financial Corp	3,690	74
Sterling Bancorp Inc/MI	4,000	11
Sterling Bancorp/DE	50,815	625
Stewart Information Services Corp	6,841	211
Stifel Financial Corp	18,182	867
Stock Yards Bancorp Inc	4,702	160
Stoneridge Inc *	5,930	122
Sturm Ruger & Co Inc	3,542	221
Summit Financial Group Inc	1,700	29
Synovus Financial Corp	36,392	698
TCF Financial Corp	41,280	1,194
TD Ameritrade Holding Corp	69,973	2,608
Teekay Corp *(A)	18,654	55
Teekay Tankers Ltd, Cl A *	8,152	142
Territorial Bancorp Inc	773	20
Texas Capital Bancshares Inc *	12,723	340
TFS Financial Corp	12,343	190
Third Point Reinsurance Ltd *	17,500	129
Tidewater Inc *	9,800	47
Timberland Bancorp Inc/WA	2,400	43
Tiptree Inc	9,700	59

10	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

Extended Market Index Fund (Continued)

May 31, 2020

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Tompkins Financial Corp	3,905	$251
Towne Bank/Portsmouth VA	19,567	369
TPG RE Finance Trust Inc	14,400	107
TriCo Bancshares	6,909	196
TriState Capital Holdings Inc *	6,500	97
Triumph Bancorp Inc *	4,500	110
Trupanion Inc *(A)	6,500	196
TrustCo Bank Corp NY	21,626	136
Trustmark Corp	18,939	451
Two Harbors Investment Corp ‡	64,742	293
UMB Financial Corp	12,745	654
Umpqua Holdings Corp	60,931	694
Union Bankshares Inc/Morrisville VT	400	8
United Bankshares Inc/WV	34,056	990
United Community Banks Inc/GA	23,374	457
United Fire Group Inc	6,771	182
United Insurance Holdings Corp	1,900	15
United Security Bancshares/Fresno CA	3,200	20
Unity Bancorp Inc	2,800	40
Universal Insurance Holdings Inc	9,000	161
Univest Financial Corp	8,915	147
Valley National Bancorp	105,168	839
Veritex Holdings Inc	12,539	220
Virtu Financial Inc, Cl A	14,400	343
Virtus Investment Partners Inc	1,300	121
Voya Financial Inc	35,800	1,613
Waddell & Reed Financial Inc, Cl A (A)	16,402	214
Walker & Dunlop Inc	7,523	305
Washington Federal Inc	21,736	562
Washington Trust Bancorp Inc	3,870	124
Waterstone Financial Inc	4,000	60
Watford Holdings Ltd *	5,900	87
Webster Financial Corp	22,551	638
WesBanco Inc	16,609	356
West BanCorp Inc	3,785	67
Westamerica BanCorp (A)	6,155	363
Western Alliance Bancorp	22,961	876
Western Asset Mortgage Capital Corp *‡	18,144	36
Western New England Bancorp Inc	5,000	26
Westwood Holdings Group Inc *	1,828	32
White Mountains Insurance Group Ltd	862	789
Wintrust Financial Corp	16,049	680
WisdomTree Investments Inc	33,875	101
World Acceptance Corp *	1,676	111
WSFS Financial Corp	12,143	336
ZAGG Inc *	3,700	11

		154,600

Health Care — 16.1%
1Life Healthcare Inc *(A)	4,700	152
89bio Inc *(A)	700	18
Abeona Therapeutics Inc *	7,000	23
Acadia Healthcare Co Inc *	20,587	589

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
ACADIA Pharmaceuticals Inc *(A)	29,900	$1,485
Accelerate Diagnostics Inc *(A)	4,900	41
Acceleron Pharma Inc *	11,400	1,127
Accuray Inc *	14,863	31
AcelRx Pharmaceuticals Inc *	29,100	40
Acer Therapeutics Inc *	1,200	4
Aclaris Therapeutics Inc *	4,000	6
Acorda Therapeutics Inc *	9,642	7
Adamas Pharmaceuticals Inc *	3,000	8
Adaptive Biotechnologies Corp *	16,300	631
Addus HomeCare Corp *	3,600	356
ADMA Biologics Inc *	15,400	51
Aduro Biotech Inc *	7,800	26
Adverum Biotechnologies Inc *	13,700	283
Aeglea BioTherapeutics Inc *	9,300	82
Aerie Pharmaceuticals Inc *(A)	11,900	167
Affimed NV *	19,500	64
Agenus Inc *	16,000	60
AgeX Therapeutics Inc *(A)	1,960	2
Agios Pharmaceuticals Inc *	15,600	807
Aimmune Therapeutics Inc *(A)	10,300	171
Akcea Therapeutics Inc *(A)	3,800	57
Akebia Therapeutics Inc *	25,985	302
Akero Therapeutics Inc *	1,200	31
Albireo Pharma Inc *	1,800	48
Aldeyra Therapeutics Inc *	5,500	27
Alector Inc *(A)	9,400	307
Alkermes PLC *	42,953	703
Allakos Inc *(A)	5,000	325
Allogene Therapeutics Inc *(A)	9,700	467
Allscripts Healthcare Solutions Inc *	37,453	237
Alnylam Pharmaceuticals Inc *	27,889	3,773
Alphatec Holdings Inc *	12,300	55
AMAG Pharmaceuticals Inc *(A)	6,003	46
Amedisys Inc *	7,771	1,492
American Renal Associates Holdings Inc *	1,700	11
Amicus Therapeutics Inc *	69,900	872
AMN Healthcare Services Inc *	12,309	546
Amneal Pharmaceuticals Inc *	40,788	199
Amphastar Pharmaceuticals Inc *	7,300	136
AnaptysBio Inc *	4,800	92
Anavex Life Sciences Corp *	10,300	42
AngioDynamics Inc *	7,370	75
ANI Pharmaceuticals Inc *	2,500	78
Anika Therapeutics Inc *	3,070	103
Antares Pharma Inc *	41,800	120
Apellis Pharmaceuticals Inc *	16,300	549
Apollo Medical Holdings Inc *	1,500	28
Applied Therapeutics Inc *	1,500	68
Aprea Therapeutics Inc *	1,600	43
Apyx Medical Corp *	14,200	63
Arcus Biosciences Inc *	7,700	241

11	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

Extended Market Index Fund (Continued)

May 31, 2020

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Arcutis Biotherapeutics Inc *	2,500	$84
Ardelyx Inc *	16,000	117
Arena Pharmaceuticals Inc *	12,865	769
Arrowhead Pharmaceuticals Inc *	27,300	880
Arvinas Inc *(A)	5,700	190
Assembly Biosciences Inc *	8,400	164
Assertio Holdings Inc *	11,355	11
Atara Biotherapeutics Inc *	9,300	107
Athenex Inc *(A)	14,700	160
Athersys Inc *(A)	50,000	146
Atreca Inc, Cl A *(A)	7,200	133
AtriCure Inc *	9,320	446
Atrion Corp	330	212
Avalon GloboCare Corp *(A)	5,200	8
Avanos Medical Inc *	12,200	355
Avantor Inc *	84,700	1,607
Avid Bioservices Inc *	18,600	109
Avrobio Inc *	4,600	93
Axcella Health Inc *	1,900	11
Axogen Inc *	6,100	59
Axonics Modulation Technologies Inc *(A)	3,400	125
Axsome Therapeutics Inc *(A)	6,500	500
Baudax Bio Inc *(A)	3,560	15
Beam Therapeutics Inc *	3,000	77
Beyondspring Inc *	4,400	75
BioCryst Pharmaceuticals Inc *	30,100	135
BioDelivery Sciences International Inc *	27,900	133
Biohaven Pharmaceutical Holding Co Ltd *(A)	10,100	631
BioLife Solutions Inc *	1,700	28
BioMarin Pharmaceutical Inc *	46,446	4,949
Bio-Rad Laboratories Inc, Cl A *	5,553	2,728
BioSig Technologies Inc *(A)	3,800	36
BioSpecifics Technologies Corp *	1,400	87
Bio-Techne Corp	9,925	2,628
BioTelemetry Inc *	9,800	462
Bioxcel Therapeutics Inc *	1,700	79
Black Diamond Therapeutics Inc *(A)	2,900	113
Bluebird Bio Inc *(A)	15,800	1,005
Blueprint Medicines Corp *	13,700	892
Bridgebio Pharma Inc *(A)	18,200	534
Brookdale Senior Living Inc, Cl A *	37,509	137
Bruker Corp	27,932	1,209
Cabaletta Bio Inc *	1,600	14
Calithera Biosciences Inc *	22,500	131
Calyxt Inc *	2,200	10
Cantel Medical Corp *	8,877	374
Cara Therapeutics Inc *(A)	9,400	149
Cardiovascular Systems Inc *	8,225	318
CareDx Inc *	9,700	312
CASI Pharmaceuticals Inc *	9,300	25
Castle Biosciences Inc *	4,000	154

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Castlight Health Inc, Cl B *	24,900	$20
Catalent Inc *	40,300	3,133
Catalyst Pharmaceuticals Inc *	23,400	101
Catasys Inc *(A)	1,700	34
cbdMD Inc *(A)	2,500	4
Celcuity Inc *	1,400	14
Cellular Biomedicine Group Inc *	4,200	58
CEL-SCI Corp *(A)	9,900	132
Cerecor Inc *	5,300	17
Cerus Corp *	43,897	273
Change Healthcare Inc *	53,800	671
Charles River Laboratories International Inc *	12,706	2,283
Checkpoint Therapeutics Inc *	5,900	13
Chemed Corp	4,145	1,983
ChemoCentryx Inc *	11,600	724
Chiasma Inc *	11,600	73
Chimerix Inc *	7,900	25
ChromaDex Corp *	9,900	48
Clovis Oncology Inc *(A)	9,766	68
Codexis Inc *	11,400	142
Coherus Biosciences Inc *(A)	14,800	276
Collegium Pharmaceutical Inc *	6,400	141
Community Health Systems Inc *	21,729	68
Concert Pharmaceuticals Inc *	3,900	41
Conformis Inc *	25,000	25
CONMED Corp	6,608	485
Constellation Pharmaceuticals Inc *	5,000	178
Corbus Pharmaceuticals Holdings Inc *(A)	9,600	72
Corcept Therapeutics Inc *(A)	25,200	382
CorMedix Inc *	8,600	38
Cortexyme Inc *(A)	2,700	124
CorVel Corp *	2,334	158
Covetrus Inc *(A)	21,700	332
Crinetics Pharmaceuticals Inc *	4,300	70
Cross Country Healthcare Inc *	9,179	56
CryoLife Inc *	8,545	194
Cue Biopharma Inc *	6,900	191
Cutera Inc *	2,900	39
Cyclerion Therapeutics Inc *	2,425	10
Cymabay Therapeutics Inc *(A)	11,300	42
Cytokinetics Inc *	15,800	327
CytomX Therapeutics Inc *	15,800	140
CytoSorbents Corp *(A)	5,500	56
Deciphera Pharmaceuticals Inc *	5,700	334
Denali Therapeutics Inc *(A)	13,600	378
Dicerna Pharmaceuticals Inc *	12,000	259
Dynavax Technologies Corp, Cl A *(A)	25,489	156
Eagle Pharmaceuticals Inc/DE *	2,700	138
Editas Medicine Inc *(A)	12,300	333
Eidos Therapeutics Inc *(A)	3,100	152
Eiger BioPharmaceuticals Inc *	1,700	21

12	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

Extended Market Index Fund (Continued)

May 31, 2020

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Elanco Animal Health Inc *	104,100	$2,229
ElectroCore Inc *	3,100	3
Eloxx Pharmaceuticals Inc *	4,100	14
Emergent BioSolutions Inc *	11,784	984
Enanta Pharmaceuticals Inc *	4,700	242
Encompass Health Corp	26,141	1,915
Endo International PLC *(A)	64,300	248
Enochian Biosciences Inc *(A)	3,300	12
Ensign Group Inc/The	12,936	566
Envista Holdings Corp *	40,300	852
Enzo Biochem Inc *	10,000	29
Epizyme Inc *(A)	19,800	347
Esperion Therapeutics Inc *(A)	6,200	263
Evelo Biosciences Inc *(A)	3,300	14
Evofem Biosciences Inc *(A)	7,034	38
Evolent Health Inc, Cl A *	14,800	131
Evolus Inc *(A)	4,600	21
Exact Sciences Corp *(A)	36,680	3,150
Exagen Inc *	800	9
Exelixis Inc *	79,200	1,957
EyePoint Pharmaceuticals Inc *	15,200	13
Fate Therapeutics Inc *	14,700	477
FibroGen Inc *	19,500	652
Five Prime Therapeutics Inc *	5,300	28
Flexion Therapeutics Inc *	6,800	78
Frequency Therapeutics Inc *(A)	1,400	26
Fulcrum Therapeutics Inc *	1,100	22
G1 Therapeutics Inc *(A)	8,400	143
Galectin Therapeutics Inc *(A)	9,600	29
Galera Therapeutics Inc *	400	4
Genesis Healthcare Inc, Cl A *	2,900	3
GenMark Diagnostics Inc *	10,100	96
Geron Corp *	23,970	39
Glaukos Corp *(A)	8,949	349
Global Blood Therapeutics Inc *(A)	15,001	1,049
Globus Medical Inc, Cl A *	20,400	1,115
GlycoMimetics Inc *	6,500	18
Gossamer Bio Inc *	10,600	129
Gritstone Oncology Inc *(A)	9,800	63
Guardant Health Inc *(A)	10,100	913
Haemonetics Corp *	13,347	1,464
Halozyme Therapeutics Inc *	32,458	788
Hanger Inc *	10,000	184
Harpoon Therapeutics Inc *	1,800	39
Health Catalyst Inc *	6,500	176
HealthEquity Inc *	18,600	1,153
HealthStream Inc *	5,964	136
Heron Therapeutics Inc *(A)	25,100	457
Heska Corp *	1,500	132
Hill-Rom Holdings Inc	17,701	1,800
HMS Holdings Corp *	24,931	779
Homology Medicines Inc *	9,200	131

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Hookipa Pharma Inc *	2,400	$26
Horizon Therapeutics Plc *	49,300	2,501
ICU Medical Inc *	5,127	1,023
IGM Biosciences Inc *(A)	1,200	78
ImmunoGen Inc *	54,752	256
Immunomedics Inc *(A)	51,557	1,732
Innoviva Inc *	14,009	196
Inogen Inc *	4,900	186
Inovalon Holdings Inc, Cl A *(A)	18,000	339
Inovio Pharmaceuticals Inc *(A)	27,400	404
Insmed Inc *	23,000	559
Inspire Medical Systems Inc *	2,800	228
Insulet Corp *	15,521	2,927
Integer Holdings Corp *	8,530	675
Integra LifeSciences Holdings Corp *	19,304	1,006
Intellia Therapeutics Inc *(A)	9,600	168
Intercept Pharmaceuticals Inc *(A)	5,876	425
Intersect ENT Inc *	9,600	107
Intra-Cellular Therapies Inc, Cl A *	12,600	263
Invacare Corp *	6,889	42
Invitae Corp *	20,100	338
Ionis Pharmaceuticals Inc *	33,794	1,900
Iovance Biotherapeutics Inc *	28,800	924
iRadimed Corp *	1,100	26
iRhythm Technologies Inc *	7,000	870
Ironwood Pharmaceuticals Inc, Cl A *	44,054	429
Jazz Pharmaceuticals PLC *	14,700	1,754
Joint Corp/The *	5,500	83
Jounce Therapeutics Inc *	1,600	9
Kadmon Holdings Inc *	44,600	198
Kala Pharmaceuticals Inc *	5,400	66
Kaleido Biosciences Inc *(A)	2,700	19
KalVista Pharmaceuticals Inc *	4,700	53
Karuna Therapeutics Inc *(A)	3,200	300
Karyopharm Therapeutics Inc *	16,200	300
Kezar Life Sciences Inc *	4,800	23
Kindred Biosciences Inc *	4,400	19
Kiniksa Pharmaceuticals Ltd, Cl A *	3,400	71
Kodiak Sciences Inc *(A)	7,800	504
Krystal Biotech Inc *	3,100	159
Kura Oncology Inc *	11,800	202
La Jolla Pharmaceutical Co *	3,000	14
Lannett Co Inc *	5,200	40
Lantheus Holdings Inc *	7,300	100
LeMaitre Vascular Inc	3,200	86
Lexicon Pharmaceuticals Inc *	9,305	18
LHC Group Inc *	8,047	1,308
Ligand Pharmaceuticals Inc *(A)	3,928	399
Lineage Cell Therapeutics Inc *	19,600	17
Liquidia Technologies Inc *	3,200	30
LivaNova PLC *	12,000	642
Livongo Health Inc *(A)	12,500	749

13	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

Extended Market Index Fund (Continued)

May 31, 2020

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
LogicBio Therapeutics Inc *	2,000	$14
Luminex Corp	10,255	320
MacroGenics Inc *	12,600	242
Madrigal Pharmaceuticals Inc *(A)	1,900	220
Magellan Health Inc *	5,740	430
Magenta Therapeutics Inc *	7,300	65
Mallinckrodt PLC *(A)	16,100	46
MannKind Corp *(A)	26,900	41
Marinus Pharmaceuticals Inc *	3,800	10
Marker Therapeutics Inc *(A)	11,600	26
Masimo Corp *	12,393	2,977
MediciNova Inc *	5,900	32
MEDNAX Inc *(A)	21,156	328
Medpace Holdings Inc *	7,700	715
MEI Pharma Inc *	16,900	62
MeiraGTx Holdings plc *	4,500	67
Menlo Therapeutics Inc *	3,700	9
Meridian Bioscience Inc *	14,341	222
Merit Medical Systems Inc *	15,075	678
Mersana Therapeutics Inc *	8,600	195
Mesa Laboratories Inc (A)	900	238
Millendo Therapeutics Inc *	2,300	6
Minerva Neurosciences Inc *	3,700	14
Mirati Therapeutics Inc *(A)	7,200	714
Mirum Pharmaceuticals Inc *	600	10
Misonix Inc *	1,900	26
Moderna Inc *(A)	58,700	3,610
Molecular Templates Inc *	6,300	98
Molina Healthcare Inc *	15,936	2,961
Momenta Pharmaceuticals Inc *	30,554	962
Morphic Holding Inc *	1,200	25
Mustang Bio Inc *	6,700	25
MyoKardia Inc *	12,300	1,258
Myriad Genetics Inc *	16,326	237
NanoString Technologies Inc *	8,500	260
Natera Inc *	16,500	724
National HealthCare Corp	2,994	201
National Research Corp, Cl A	3,212	182
Natus Medical Inc *	10,158	217
Nektar Therapeutics, Cl A *(A)	45,500	987
Neogen Corp *	13,906	990
NeoGenomics Inc *	26,000	694
Neurocrine Biosciences Inc *	23,900	2,982
Neuronetics Inc *	3,200	6
Nevro Corp *(A)	8,200	1,030
NextCure Inc *	3,400	106
NextGen Healthcare Inc *	11,815	122
NGM Biopharmaceuticals Inc *	5,800	114
Novavax Inc *(A)	9,462	436
Novocure Ltd *	21,600	1,456
NuVasive Inc *	14,278	865
Ocular Therapeutix Inc *(A)	18,400	130

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Odonate Therapeutics Inc *	3,000	$98
Omeros Corp *(A)	16,700	249
Omnicell Inc *	11,212	750
Oncocyte Corp *	5,200	14
OPKO Health Inc *(A)	115,484	263
OptimizeRx Corp *	5,900	67
Optinose Inc *	3,100	13
Option Care Health Inc *	5,427	82
OraSure Technologies Inc *	19,539	284
Organogenesis Holdings Inc, Cl A *	2,600	11
Orthofix Medical Inc *	3,940	134
OrthoPediatrics Corp *	1,900	88
Osmotica Pharmaceuticals PLC *	1,900	11
Owens & Minor Inc	20,939	166
Oyster Point Pharma Inc *	1,400	40
Pacific Biosciences of California Inc *	30,100	106
Pacira BioSciences Inc *	10,545	463
Palatin Technologies Inc *(A)	79,700	40
Paratek Pharmaceuticals Inc *	3,300	15
Patterson Cos Inc (A)	19,700	388
PDL BioPharma Inc *	31,600	103
Pennant Group Inc/The *	6,468	165
Penumbra Inc *(A)	8,400	1,448
Personalis Inc *	2,100	25
PetIQ Inc, Cl A *(A)	4,700	144
Pfenex Inc *	6,900	50
PhaseBio Pharmaceuticals Inc *	3,300	20
Phathom Pharmaceuticals Inc *(A)	2,600	110
Phibro Animal Health Corp, Cl A	3,700	97
Phreesia Inc *	8,900	261
Pieris Pharmaceuticals Inc *	12,800	46
PolarityTE Inc *	1,700	2
Portola Pharmaceuticals Inc, Cl A *(A)	17,400	312
PPD Inc *(A)	16,600	452
PRA Health Sciences Inc *	16,700	1,728
Precigen Inc *(A)	11,400	25
Precision BioSciences Inc *	8,600	60
Premier Inc, Cl A *	17,800	619
Prestige Consumer Healthcare Inc *	14,179	598
Prevail Therapeutics Inc *	1,800	30
Principia Biopharma Inc *	4,200	268
Progenics Pharmaceuticals Inc *	35,596	151
Progyny Inc *	2,800	70
Protagonist Therapeutics Inc *	7,400	122
Prothena Corp PLC *	7,600	81
Providence Service Corp/The *	2,458	198
PTC Therapeutics Inc *	15,600	791
Pulse Biosciences Inc *	1,900	17
Puma Biotechnology Inc *	6,700	68
QIAGEN NV *	57,783	2,530
Quanterix Corp *	3,200	88
Quidel Corp *	9,112	1,595

14	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

Extended Market Index Fund (Continued)

May 31, 2020

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
R1 RCM Inc *	24,700	$262
Radius Health Inc *	11,400	144
RadNet Inc *	11,000	187
Reata Pharmaceuticals Inc, Cl A *(A)	6,200	901
Recro Pharma Inc *	8,300	38
REGENXBIO Inc *	9,300	350
Repligen Corp *	13,922	1,823
Replimune Group Inc *	4,100	77
resTORbio Inc *	3,700	8
Retrophin Inc *	13,800	216
Revance Therapeutics Inc *	13,500	282
REVOLUTION Medicines Inc *	3,400	104
Rhythm Pharmaceuticals Inc *	7,500	145
Rigel Pharmaceuticals Inc *	43,059	84
Rocket Pharmaceuticals Inc *	9,800	184
Rockwell Medical Inc *	10,000	21
RTI Surgical Holdings Inc *	6,918	19
Rubius Therapeutics Inc *(A)	4,600	30
Sage Therapeutics Inc *	11,800	422
Sangamo Therapeutics Inc *(A)	28,370	317
Sarepta Therapeutics Inc *(A)	18,700	2,847
Satsuma Pharmaceuticals Inc *	1,100	29
Savara Inc *	4,800	12
Scholar Rock Holding Corp *	5,200	96
Schrodinger Inc/United States *(A)	3,300	226
SeaSpine Holdings Corp *	3,900	42
Seattle Genetics Inc *	30,300	4,763
Select Medical Holdings Corp *	31,965	516
Senseonics Holdings Inc *(A)	12,800	6
Seres Therapeutics Inc *	3,300	18
Shockwave Medical Inc *(A)	6,100	268
SI-BONE Inc *	5,900	103
Sientra Inc *	4,500	17
SIGA Technologies Inc *	10,000	60
Silk Road Medical Inc *(A)	5,200	199
Simulations Plus Inc	3,900	198
Solid Biosciences Inc *	1,700	5
Soliton Inc *	1,300	13
Sorrento Therapeutics Inc *(A)	39,300	198
Spectrum Pharmaceuticals Inc *	31,879	94
Spero Therapeutics Inc *	3,110	37
SpringWorks Therapeutics Inc *	2,500	95
STAAR Surgical Co *	10,678	414
Stemline Therapeutics Inc *	8,200	97
Stoke Therapeutics Inc *	3,000	83
Strongbridge Biopharma PLC *	8,700	30
Supernus Pharmaceuticals Inc *	10,600	256
Surgery Partners Inc *	3,500	47
Surmodics Inc *	2,444	90
Sutro Biopharma Inc *	2,600	26
Syndax Pharmaceuticals Inc *	3,000	49
Syneos Health Inc, Cl A *	17,000	1,037

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Synlogic Inc *(A)	3,800	$10
Syros Pharmaceuticals Inc *	12,700	124
Tabula Rasa HealthCare Inc *(A)	5,000	267
Tactile Systems Technology Inc *	4,900	237
Tandem Diabetes Care Inc *	15,100	1,256
TCR2 Therapeutics Inc *	3,900	39
Teladoc Health Inc *(A)	18,600	3,238
Tenet Healthcare Corp *	24,200	527
TG Therapeutics Inc *	22,100	412
TherapeuticsMD Inc *(A)	60,600	68
Theravance Biopharma Inc *(A)	12,845	324
Tivity Health Inc *(A)	9,768	104
Tocagen Inc *	5,100	6
TransEnterix Inc *	2,308	1
Translate Bio Inc *	8,400	174
TransMedics Group Inc *	2,300	30
Tricida Inc *	5,700	153
Triple-S Management Corp, Cl B *	5,850	117
Turning Point Therapeutics Inc *(A)	6,600	457
Twist Bioscience Corp *	6,100	231
Tyme Technologies Inc *(A)	25,200	39
Ultragenyx Pharmaceutical Inc *(A)	14,200	972
United Therapeutics Corp *	11,564	1,364
UNITY Biotechnology Inc *(A)	5,800	47
UroGen Pharma Ltd *(A)	5,300	124
US Physical Therapy Inc (A)	2,726	202
Utah Medical Products Inc	1,300	129
Vanda Pharmaceuticals Inc *	15,600	183
Vapotherm Inc *	3,600	96
Varex Imaging Corp *	11,900	223
VBI Vaccines Inc *	36,900	80
Veeva Systems Inc, Cl A *	34,200	7,485
Veracyte Inc *	11,400	284
Vericel Corp *	11,200	161
Verrica Pharmaceuticals Inc *	4,500	52
Viela Bio Inc *(A)	1,300	61
ViewRay Inc *	11,600	20
Viking Therapeutics Inc *	21,500	154
Vir Biotechnology Inc *	1,700	58
Voyager Therapeutics Inc *	6,900	83
WaVe Life Sciences Ltd *	4,000	41
Wright Medical Group NV *(A)	32,378	957
X4 Pharmaceuticals Inc *	4,100	35
XBiotech Inc *	4,339	61
Xencor Inc *	13,500	408
Xeris Pharmaceuticals Inc *	7,900	41
Y-mAbs Therapeutics Inc *	6,400	244
ZIOPHARM Oncology Inc *(A)	64,346	190
Zogenix Inc *	10,300	300
Zynerba Pharmaceuticals Inc *(A)	8,200	43

15	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

Extended Market Index Fund (Continued)

May 31, 2020

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Zynex Inc *(A)	3,800	$74

		189,937

Industrials — 12.6%
AAON Inc (A)	10,850	588
AAR Corp	7,429	150
ABM Industries Inc	17,055	524
Acacia Research Corp *	8,749	23
ACCO Brands Corp	25,729	159
Acuity Brands Inc	10,900	939
ADT Inc (A)	31,200	221
Advanced Disposal Services Inc, Cl A *	20,700	645
Advanced Drainage Systems Inc	12,600	559
AECOM *	40,248	1,560
Aegion Corp, Cl A *	8,903	134
Aerojet Rocketdyne Holdings Inc *	19,679	863
AeroVironment Inc *	5,825	413
AGCO Corp	17,023	940
Air Lease Corp, Cl A (A)	25,331	763
Air Transport Services Group Inc *	16,236	350
Alamo Group Inc	2,135	221
Albany International Corp, Cl A	6,898	416
Allied Motion Technologies Inc	1,300	47
Allison Transmission Holdings Inc, Cl A	26,876	1,014
Altra Industrial Motion Corp	15,289	474
AMERCO *	2,200	709
Ameresco Inc, Cl A *	8,079	173
American Superconductor Corp *	7,200	52
American Woodmark Corp *	3,984	250
Apogee Enterprises Inc	6,011	124
Applied Industrial Technologies Inc	11,061	642
ArcBest Corp	5,590	125
Arcosa Inc	12,613	481
Argan Inc	2,979	110
Armstrong Flooring Inc *	6,267	21
Armstrong World Industries Inc	12,577	948
ASGN Inc *	12,369	762
Astec Industries Inc	6,263	266
Astronics Corp *	3,874	35
Astronics Corp, Cl B *	2,395	22
Atkore International Group Inc *	11,500	309
Atlas Air Worldwide Holdings Inc *	4,769	186
Axon Enterprise Inc *(A)	15,469	1,175
AZZ Inc	7,396	234
Barnes Group Inc	11,852	448
Barrett Business Services Inc	1,634	83
Bloom Energy Corp, Cl A *(A)	15,400	124
BMC Stock Holdings Inc *	16,900	442
Brady Corp, Cl A	13,427	686
Briggs & Stratton Corp *(A)	7,149	12
Builders FirstSource Inc *	28,170	586
BWX Technologies Inc	25,324	1,584
Caesarstone Ltd *(A)	4,600	51

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Carlisle Cos Inc	14,577	$1,747
Casella Waste Systems Inc, Cl A *	12,091	616
CECO Environmental Corp *	5,647	30
Chart Industries Inc *	10,972	431
CIRCOR International Inc *	3,715	60
Clean Harbors Inc *	14,176	842
Colfax Corp *(A)	24,689	693
Columbus McKinnon Corp/NY	5,065	154
Comfort Systems USA Inc	9,691	359
Concrete Pumping Holdings Inc *	3,900	13
Construction Partners Inc, Cl A *	4,200	74
Copa Holdings SA, Cl A *(A)	9,428	413
CoreLogic Inc/United States	21,883	1,084
Cornerstone Building Brands Inc *	6,048	33
Costamare Inc	18,000	83
CoStar Group Inc *	9,263	6,084
Covanta Holding Corp	27,058	243
Covenant Transportation Group Inc, Cl A *	3,300	42
CRA International Inc	2,105	85
Crane Co	13,829	771
CSW Industrials Inc	4,000	286
Curtiss-Wright Corp	11,478	1,151
Daseke Inc *	7,700	21
Donaldson Co Inc	33,546	1,592
Ducommun Inc *	3,700	119
DXP Enterprises Inc/TX *	4,162	73
Dycom Industries Inc *(A)	8,107	341
Eagle Bulk Shipping Inc *(A)	9,200	16
Eastern Co/The	1,300	24
Echo Global Logistics Inc *	9,286	192
EMCOR Group Inc	13,587	863
Encore Wire Corp	4,403	213
Energous Corp *(A)	3,000	6
Energy Recovery Inc *	10,200	78
Enerpac Tool Group Corp, Cl A	14,842	266
EnerSys	11,983	758
Ennis Inc	5,288	94
EnPro Industries Inc	4,868	219
ESCO Technologies Inc	7,077	585
EVI Industries Inc *	1,100	22
Evoqua Water Technologies Corp *	17,200	324
Exponent Inc	14,272	1,060
Federal Signal Corp	15,647	456
Fluor Corp *	31,200	362
Forrester Research Inc *	1,564	49
Forward Air Corp	7,418	369
Foundation Building Materials Inc *	5,300	71
Franklin Covey Co *	3,304	70
Franklin Electric Co Inc	11,781	598
FTI Consulting Inc *	9,868	1,189
Gates Industrial Corp PLC *	8,400	84
GATX Corp (A)	9,652	606

16	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

Extended Market Index Fund (Continued)

May 31, 2020

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Genco Shipping & Trading Ltd	3,700	$17
Gencor Industries Inc *	2,200	26
Generac Holdings Inc *	16,145	1,796
General Finance Corp *	2,800	17
Gibraltar Industries Inc *	8,760	386
GMS Inc *	8,200	168
Gorman-Rupp Co/The	4,077	125
GP Strategies Corp *	2,500	20
Graco Inc	43,305	2,088
GrafTech International Ltd	11,400	78
Graham Corp	796	9
Granite Construction Inc	12,634	222
Great Lakes Dredge & Dock Corp *	17,880	166
Greenbrier Cos Inc/The	7,123	151
Griffon Corp	9,137	153
H&E Equipment Services Inc	7,525	129
Harsco Corp *	20,828	232
Hawaiian Holdings Inc *	12,480	180
HD Supply Holdings Inc *	41,200	1,306
Healthcare Services Group Inc (A)	20,939	501
Heartland Express Inc	9,772	214
HEICO Corp	11,718	1,181
HEICO Corp, Cl A	20,782	1,745
Heidrick & Struggles International Inc	6,752	150
Helios Technologies Inc	6,577	235
Herc Holdings Inc *	5,667	161
Heritage-Crystal Clean Inc *	5,100	86
Herman Miller Inc *	13,443	309
Hexcel Corp *	23,698	858
Hillenbrand Inc	18,380	473
HNI Corp	11,249	286
Hub Group Inc, Cl A *	7,862	368
Hubbell Inc, Cl B	14,389	1,761
Hurco Cos Inc	1,235	39
Huron Consulting Group Inc *	5,411	250
Hyster-Yale Materials Handling Inc	2,002	73
IAA Inc *	32,929	1,350
ICF International Inc	4,768	313
IES Holdings Inc *	3,000	70
InnerWorkings Inc *	7,387	9
Insperity Inc	8,924	463
Insteel Industries Inc	2,941	52
Interface Inc, Cl A	14,045	119
ITT Inc	23,563	1,360
JELD-WEN Holding Inc *	17,800	243
JetBlue Airways Corp *(A)	71,981	725
John Bean Technologies Corp	8,631	709
Kadant Inc	2,725	264
Kaman Corp	6,573	263
KAR Auction Services Inc *	31,829	457
Kelly Services Inc, Cl A *	6,795	102
Kennametal Inc	23,214	644

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Kforce Inc	4,537	$137
Kimball International Inc, Cl B	7,025	79
Kirby Corp *	14,326	735
Knight-Swift Transportation Holdings Inc, Cl A (A)	33,227	1,383
Knoll Inc	11,763	124
Korn Ferry	14,558	441
Kratos Defense & Security Solutions Inc *	20,816	386
Landstar System Inc	10,544	1,226
Lawson Products Inc/DE *	1,800	56
LB Foster Co, Cl A *	1,900	23
Lennox International Inc	9,229	1,974
Lincoln Electric Holdings Inc	15,933	1,309
Lindsay Corp	3,427	322
Luxfer Holdings PLC	7,600	106
Lydall Inc *	3,632	39
Lyft Inc, Cl A *(A)	51,800	1,619
Macquarie Infrastructure Corp *	20,700	588
Manitowoc Co Inc/The *	5,987	56
ManpowerGroup Inc	15,856	1,096
Marten Transport Ltd	9,553	244
Masonite International Corp *	5,500	365
MasTec Inc *(A)	17,162	672
Matson Inc	11,152	319
Matthews International Corp, Cl A	6,813	141
Mayville Engineering Co Inc *	1,500	9
McGrath RentCorp	5,948	332
Mercury Systems Inc *	13,823	1,235
Meritor Inc *	17,795	363
Mesa Air Group Inc *	7,700	25
Middleby Corp/The *(A)	15,125	1,030
Miller Industries Inc/TN	2,311	68
Mistras Group Inc *	2,697	11
Mobile Mini Inc	11,883	381
Moog Inc, Cl A *	7,824	425
MSA Safety Inc	9,444	1,123
MSC Industrial Direct Co Inc, Cl A	12,103	839
Mueller Industries Inc	14,508	389
Mueller Water Products Inc, Cl A	41,012	383
MYR Group Inc *	4,079	117
National Presto Industries Inc	1,091	98
Navistar International Corp *	12,791	322
NL Industries Inc	2,000	6
NN Inc *	5,587	25
Nordson Corp	15,112	2,846
Northwest Pipe Co *	2,600	65
NV5 Global Inc *(A)	2,700	127
nVent Electric PLC	41,800	766
Omega Flex Inc	600	61
Oshkosh Corp	18,217	1,308
Owens Corning	28,860	1,515
PAM Transportation Services Inc *	500	17

17	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

Extended Market Index Fund (Continued)

May 31, 2020

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Park Aerospace Corp	5,082	$62
Park-Ohio Holdings Corp *	1,118	16
Patrick Industries Inc	5,225	271
PGT Innovations Inc *	16,500	225
Preformed Line Products Co	90	4
Primoris Services Corp	13,047	218
Proto Labs Inc *(A)	7,199	910
Quad/Graphics Inc, Cl A *	6,862	20
Quanex Building Products Corp	6,965	86
Radiant Logistics Inc *	12,400	49
Raven Industries Inc	8,655	186
RBC Bearings Inc *	6,595	928
Regal Beloit Corp	10,225	813
Resideo Technologies Inc *	31,100	220
Resources Connection Inc	9,581	105
REV Group Inc *	8,400	51
Rexnord Corp	26,526	798
RR Donnelley & Sons Co *	13,219	14
Rush Enterprises Inc, Cl A	7,399	308
Rush Enterprises Inc, Cl B	1,800	66
Ryder System Inc	12,400	425
Safe Bulkers Inc *	12,300	13
Saia Inc *	6,592	715
Schneider National Inc, Cl B	15,600	377
Scorpio Bulkers Inc	1,591	28
Sensata Technologies Holding PLC *	41,700	1,487
Simpson Manufacturing Co Inc	12,243	980
SiteOne Landscape Supply Inc *(A)	11,100	1,180
SkyWest Inc *	11,322	363
SP Plus Corp *	7,098	145
Spartan Motors Inc	6,500	111
Spirit AeroSystems Holdings Inc, Cl A	28,275	613
Spirit Airlines Inc *(A)	15,547	201
SPX Corp *	10,194	408
SPX FLOW Inc *	12,694	439
Standex International Corp	2,429	128
Steelcase Inc, Cl A	22,857	265
Stericycle Inc *	22,100	1,212
Sterling Construction Co Inc *	8,700	79
Systemax Inc	1,400	29
Team Inc *	5,757	28
Teledyne Technologies Inc *	9,337	3,493
Tennant Co	4,638	297
Terex Corp *	14,170	223
Tetra Tech Inc	14,542	1,147
Textainer Group Holdings Ltd *	12,553	103
Timken Co/The	18,709	796
Titan International Inc	10,772	13
Titan Machinery Inc *	3,312	35
Toro Co/The	28,200	2,004
TPI Composites Inc *	7,500	156
Transcat Inc *	3,400	85

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
TransUnion	48,500	$4,185
Trex Co Inc *(A)	15,580	1,871
TriMas Corp *	9,876	234
TriNet Group Inc *	11,900	639
Trinity Industries Inc (A)	24,042	480
Triton International Ltd/Bermuda	14,384	439
Triumph Group Inc *	13,296	100
TrueBlue Inc *	8,328	129
Tutor Perini Corp *	8,051	85
Twin Disc Inc *	3,100	17
Uber Technologies Inc *	247,900	9,004
UFP Industries Inc	14,065	643
UniFirst Corp/MA	3,640	654
Univar Solutions Inc *	47,550	735
Universal Logistics Holdings Inc *	700	10
US Ecology Inc *	6,440	217
US Xpress Enterprises Inc, Cl A *	5,300	27
Valmont Industries Inc	5,914	674
Vectrus Inc *	3,679	202
Veritiv Corp *	2,000	25
Viad Corp *	4,271	78
Vicor Corp *	5,400	329
VSE Corp	2,000	52
Wabash National Corp	11,741	112
Watsco Inc (A)	8,559	1,523
Watts Water Technologies Inc, Cl A	7,056	587
Welbilt Inc *	29,950	182
Werner Enterprises Inc (A)	11,890	550
WESCO International Inc *	10,366	345
Willdan Group Inc *	1,300	32
Willis Lease Finance Corp *	1,000	21
WillScot Corp, Cl A *	14,000	187
Woodward Inc	14,942	1,025
XPO Logistics Inc *(A)	24,390	1,922
YRC Worldwide Inc *	4,500	7

		148,335

Information Technology — 21.8%
2U Inc *	13,000	474
3D Systems Corp *(A)	28,047	207
8x8 Inc *	27,614	401
A10 Networks Inc *	9,800	67
Acacia Communications Inc *	9,900	668
ACI Worldwide Inc *	29,612	817
Adesto Technologies Corp *	6,800	82
ADTRAN Inc	9,897	113
Advanced Energy Industries Inc *	10,719	716
Agilysys Inc *	5,200	100
Airgain Inc *	2,200	20
Akoustis Technologies Inc *(A)	8,400	62
Alarm.com Holdings Inc *(A)	10,400	492
Alpha & Omega Semiconductor Ltd *	5,600	59
Altair Engineering Inc, Cl A *(A)	8,800	344

18	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

Extended Market Index Fund (Continued)

May 31, 2020

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Alteryx Inc, Cl A *(A)	11,500	$1,655
Ambarella Inc *	9,200	522
Amdocs Ltd	34,968	2,177
American Software Inc/GA, Cl A	8,672	169
Amkor Technology Inc *	20,913	221
Anaplan Inc *	23,800	1,093
Anixter International Inc *	8,341	798
Appfolio Inc, Cl A *(A)	4,400	697
Appian Corp, Cl A *(A)	7,900	450
Applied Optoelectronics Inc *(A)	3,800	34
Arlo Technologies Inc *	13,252	29
Arrow Electronics Inc *	21,625	1,494
Aspen Technology Inc *	17,967	1,898
AstroNova Inc *	1,600	10
Atlassian Corp PLC, Cl A *	31,200	5,781
Avalara Inc *	12,000	1,285
Avaya Holdings Corp *	26,700	390
Avid Technology Inc *	5,000	35
Avnet Inc	27,599	752
Axcelis Technologies Inc *	9,350	251
AXT Inc *	6,600	35
Badger Meter Inc (A)	7,424	454
Bandwidth Inc, Cl A *(A)	3,900	432
Bel Fuse Inc, Cl B	888	8
Belden Inc (A)	11,723	399
Benchmark Electronics Inc	9,930	210
Benefitfocus Inc *	5,300	67
Bill.com Holdings Inc *(A)	2,400	167
Black Knight Inc *	37,637	2,897
Blackbaud Inc *	11,955	701
Blackline Inc *	11,200	832
Booz Allen Hamilton Holding Corp, Cl A	35,665	2,845
Bottomline Technologies DE Inc *	12,471	631
Box Inc, Cl A *	40,700	813
Brightcove Inc *	6,800	55
Brooks Automation Inc	20,203	808
Cabot Microelectronics Corp	7,805	1,131
CACI International Inc, Cl A *	6,232	1,563
CalAmp Corp *	8,156	63
Calix Inc *	7,545	106
Cambium Networks Corp *	1,000	4
Cardtronics PLC *	8,885	215
Casa Systems Inc *	2,800	12
Cass Information Systems Inc	3,154	127
CDK Global Inc	32,500	1,278
Cerence Inc *(A)	8,110	243
Ceridian HCM Holding Inc *(A)	24,800	1,708
CEVA Inc *	7,338	253
ChannelAdvisor Corp *	2,700	38
Ciena Corp *	40,386	2,232
Cirrus Logic Inc *	15,595	1,130
Clearfield Inc *	1,400	19

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Cloudera Inc *(A)	57,968	$594
Coda Octopus Group Inc *	1,100	6
Cognex Corp	43,116	2,446
Coherent Inc *	6,553	952
Cohu Inc *	12,236	184
CommScope Holding Co Inc *	48,900	504
CommVault Systems Inc *	11,784	477
Computer Programs and Systems Inc	1,702	38
Comtech Telecommunications Corp	4,332	77
Conduent Inc *	38,300	92
Cornerstone OnDemand Inc *	13,499	522
Coupa Software Inc *	16,600	3,777
Cree Inc *	28,823	1,519
CSG Systems International Inc	9,117	432
CTS Corp	10,445	223
Cubic Corp	7,189	296
Daily Journal Corp *	300	84
Daktronics Inc *	4,580	19
DASAN Zhone Solutions Inc *	1,900	14
Dell Technologies Inc, Cl C *	40,072	1,989
Diebold Nixdorf Inc *	14,133	68
Digi International Inc *	3,401	38
Digimarc Corp *	2,076	36
Digital Turbine Inc *	25,500	164
Diodes Inc *	10,642	518
DocuSign Inc, Cl A *	41,100	5,743
Dolby Laboratories Inc, Cl A	16,904	1,027
Domo Inc, Cl B *	3,200	81
Donnelley Financial Solutions Inc *	4,957	40
Dropbox Inc, Cl A *	56,600	1,277
DSP Group Inc *	7,900	142
Dynatrace Inc *	32,200	1,239
Ebix Inc (A)	4,825	108
EchoStar Corp, Cl A *	13,503	421
eGain Corp *	4,900	51
Elastic NV *	14,100	1,211
Endurance International Group Holdings Inc *	9,100	33
Enphase Energy Inc *	23,100	1,344
Entegris Inc	36,008	2,156
Envestnet Inc *	12,052	875
EPAM Systems Inc *	13,500	3,114
ePlus Inc *	3,288	242
Euronet Worldwide Inc *	13,388	1,268
Everbridge Inc *	8,300	1,214
EVERTEC Inc	15,100	440
Evo Payments Inc, Cl A *	10,400	230
Exela Technologies Inc *	9,100	3
ExlService Holdings Inc *	8,023	491
Extreme Networks Inc *	31,687	105
Fabrinet *	9,515	608
Fair Isaac Corp *	7,491	3,016

19	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

Extended Market Index Fund (Continued)

May 31, 2020

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
FARO Technologies Inc *	4,508	$254
FireEye Inc *	48,700	608
First Solar Inc *(A)	22,300	1,040
Fitbit Inc, Cl A *(A)	58,100	368
Five9 Inc *	15,900	1,657
ForeScout Technologies Inc *	12,400	293
FormFactor Inc *	18,019	454
Genpact Ltd	47,550	1,710
Glu Mobile Inc *	25,600	255
GoDaddy Inc, Cl A *	45,200	3,492
GSI Technology Inc *	3,800	29
GTT Communications Inc *(A)	9,500	76
GTY Technology Holdings Inc *	11,200	42
Guidewire Software Inc *	21,769	2,233
Hackett Group Inc/The	3,300	45
Harmonic Inc *	30,794	166
HubSpot Inc *	10,900	2,179
I3 Verticals Inc, Cl A *	3,600	104
Ichor Holdings Ltd *	4,100	93
Ideanomics Inc *(A)	12,000	5
II-VI Inc *(A)	24,539	1,166
Immersion Corp *	3,567	24
Impinj Inc *	3,600	93
Infinera Corp *(A)	49,184	245
Information Services Group Inc *	8,600	15
Inphi Corp *	11,562	1,453
Inseego Corp *(A)	11,400	121
Insight Enterprises Inc *	9,198	471
Inspired Entertainment Inc *	2,100	6
Intelligent Systems Corp *	2,700	86
InterDigital Inc	9,130	502
International Money Express Inc *	4,600	51
Iteris Inc *	12,600	61
Itron Inc *	9,611	619
J2 Global Inc *	12,557	983
Jabil Inc	40,300	1,206
KBR Inc	38,745	909
KEMET Corp	16,400	443
Kimball Electronics Inc *	9,293	132
Knowles Corp *	20,300	305
KVH Industries Inc *	1,997	18
Lattice Semiconductor Corp *	35,062	872
Limelight Networks Inc *	28,100	139
Littelfuse Inc	6,431	1,045
LivePerson Inc *(A)	15,791	591
LiveRamp Holdings Inc *	18,574	937
LogMeIn Inc *	11,813	1,003
Lumentum Holdings Inc *	19,670	1,442
MACOM Technology Solutions Holdings Inc *	12,425	394
Majesco *	1,800	13
Manhattan Associates Inc *	17,280	1,528
ManTech International Corp/VA, Cl A	7,622	593

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Marvell Technology Group Ltd	172,457	$5,626
MAXIMUS Inc	16,916	1,218
MaxLinear Inc, Cl A *	15,544	269
Medallia Inc *	16,500	467
Medallion Financial Corp *	5,000	12
Methode Electronics Inc	8,684	272
MicroStrategy Inc, Cl A *	2,353	293
Mitek Systems Inc *	5,800	54
MKS Instruments Inc	14,423	1,523
MobileIron Inc *	27,900	126
Model N Inc *	7,600	244
MongoDB Inc, Cl A *(A)	11,200	2,600
Monolithic Power Systems Inc	11,151	2,339
MTS Systems Corp *	4,389	77
Napco Security Technologies Inc *	4,200	95
National Instruments Corp	32,567	1,261
NCR Corp *	35,383	639
NeoPhotonics Corp *	7,500	65
NETGEAR Inc *	6,692	172
NetScout Systems Inc *	19,058	524
New Relic Inc *	13,900	919
NIC Inc	17,522	422
nLight Inc *	6,800	147
Novanta Inc *	9,162	941
Nuance Communications Inc *	75,981	1,738
Nutanix Inc, Cl A *	47,100	1,133
NVE Corp	694	42
Okta Inc, Cl A *	27,200	5,320
ON Semiconductor Corp *	108,100	1,783
OneSpan Inc *	10,754	219
Onto Innovation Inc *	13,472	419
OSI Systems Inc *	5,168	392
PagerDuty Inc *	10,100	268
Palo Alto Networks Inc *	24,733	5,819
PAR Technology Corp *(A)	4,100	103
Pareteum Corp *(A)	38,800	17
Parsons Corp *	5,100	207
Paylocity Holding Corp *	9,300	1,209
Paysign Inc *(A)	10,100	73
PC Connection Inc	2,231	97
PDF Solutions Inc *	4,653	79
Pegasystems Inc	10,436	993
Perficient Inc *	9,000	306
Perspecta Inc	38,300	849
Photronics Inc *	13,129	157
Phunware Inc *(A)	7,400	10
Ping Identity Holding Corp *	3,300	93
Pitney Bowes Inc (A)	39,400	93
Plantronics Inc *(A)	7,169	93
PlayAGS Inc *	8,100	42
Plexus Corp *	6,928	445
Pluralsight Inc, Cl A *(A)	14,300	298

20	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

Extended Market Index Fund (Continued)

May 31, 2020

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Power Integrations Inc	6,789	$736
PRGX Global Inc *	4,900	19
Priority Technology Holdings Inc *	1,600	3
Progress Software Corp	11,658	471
Proofpoint Inc *	14,700	1,709
PROS Holdings Inc *	7,599	296
PTC Inc *	27,490	2,100
Pure Storage Inc, Cl A *	64,100	1,129
Q2 Holdings Inc *	11,600	958
QAD Inc, Cl A	2,900	132
Qualys Inc *(A)	9,100	1,049
Rambus Inc *	29,910	465
Rapid7 Inc *	12,400	606
RealPage Inc *	21,246	1,441
Ribbon Communications Inc *	13,520	59
Rimini Street Inc *	4,900	23
RingCentral Inc, Cl A *	19,400	5,320
Rogers Corp *	5,193	562
Sabre Corp *	65,600	457
Sailpoint Technologies Holdings Inc *	20,200	461
Sanmina Corp *	16,966	451
ScanSource Inc *	7,196	177
Science Applications International Corp	15,576	1,371
SecureWorks Corp, Cl A *	2,000	27
Semtech Corp *	18,175	967
SharpSpring Inc *	2,500	25
ShotSpotter Inc *	1,400	33
Silicon Laboratories Inc *	11,782	1,103
SMART Global Holdings Inc *	4,500	120
Smartsheet Inc, Cl A *	23,300	1,343
SolarWinds Corp *	12,100	221
Sonim Technologies Inc *(A)	2,400	2
Splunk Inc *	40,684	7,561
Sprout Social Inc, Cl A *(A)	400	11
SPS Commerce Inc *	8,458	576
Square Inc, Cl A *	89,700	7,273
SS&C Technologies Holdings Inc	57,918	3,353
StarTek Inc *	4,000	17
Stratasys Ltd *(A)	14,169	253
SunPower Corp, Cl A *(A)	17,136	124
SVMK Inc *	20,000	403
Switch Inc, Cl A (A)	15,700	300
Sykes Enterprises Inc *	11,411	311
Synaptics Inc *(A)	8,687	554
Synchronoss Technologies Inc *	14,400	39
SYNNEX Corp *	10,281	1,096
Tech Data Corp *	9,565	1,303
Telenav Inc *	3,400	17
Tenable Holdings Inc *	9,400	294
Teradata Corp *(A)	30,900	662
Teradyne Inc	43,700	2,929
TESSCO Technologies Inc *	1,600	9

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
TiVo Corp *	27,958	$170
Trade Desk Inc/The, Cl A *(A)	10,300	3,209
Trimble Inc *	66,220	2,591
TTEC Holdings Inc	3,427	145
TTM Technologies Inc *	30,687	355
Tucows Inc, Cl A *(A)	1,800	108
Twilio Inc, Cl A *	31,916	6,307
Tyler Technologies Inc *	9,787	3,673
Ubiquiti Inc	2,400	443
Ultra Clean Holdings Inc *	11,052	229
Unisys Corp *	16,883	192
Universal Display Corp	10,808	1,584
Upland Software Inc *	5,700	197
Varonis Systems Inc *	8,400	709
Veeco Instruments Inc *	9,910	116
Verint Systems Inc *	17,950	832
Verra Mobility Corp, Cl A *	30,500	333
ViaSat Inc *(A)	16,256	683
Viavi Solutions Inc *	57,400	665
VirnetX Holding Corp *	20,442	136
Virtusa Corp *	6,949	209
Vishay Intertechnology Inc	38,117	620
Vishay Precision Group Inc *	3,164	75
VMware Inc, Cl A *(A)	20,117	3,144
Vocera Communications Inc *	6,142	121
WEX Inc *	11,476	1,699
Workday Inc, Cl A *	43,189	7,922
Workiva Inc, Cl A *	10,700	477
Wrap Technologies Inc *	2,000	13
Xperi Corp	9,930	137
Yext Inc *(A)	21,600	341
Zendesk Inc *	29,400	2,521
Zix Corp *	11,213	75
Zscaler Inc *(A)	17,700	1,736
Zuora Inc, Cl A *	20,500	246

		255,492

Materials — 3.9%
Advanced Emissions Solutions Inc *	7,300	37
AdvanSix Inc *	5,900	70
Alcoa Corp *	46,200	426
Allegheny Technologies Inc *	32,100	279
American Vanguard Corp	8,099	108
Amyris Inc *(A)	14,400	54
AptarGroup Inc	16,866	1,879
Arconic Corp *	24,700	357
Ardagh Group SA, Cl A	5,500	66
Ashland Global Holdings Inc	15,308	1,028
Axalta Coating Systems Ltd *	55,900	1,292
Balchem Corp	8,588	864
Berry Global Group Inc *	35,241	1,583
Boise Cascade Co	10,770	367
Cabot Corp	14,632	523

21	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

Extended Market Index Fund (Continued)

May 31, 2020

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Carpenter Technology Corp	11,501	$269
Century Aluminum Co *	8,259	49
Chase Corp	2,200	219
Chemours Co/The (A)	40,500	531
Clearwater Paper Corp *	2,951	86
Cleveland-Cliffs Inc *(A)	95,860	500
Coeur Mining Inc *	54,061	311
Commercial Metals Co	33,141	569
Compass Minerals International Inc	8,640	416
Contura Energy Inc *	4,800	18
Covia Holdings Corp *	7,520	4
Crown Holdings Inc *	34,335	2,247
Domtar Corp *	14,050	286
Eagle Materials Inc *	10,383	693
Element Solutions Inc *	52,100	567
Energy Fuels Inc/Canada *(A)	30,500	52
Ferro Corp *	16,305	196
Flotek Industries Inc *	10,196	10
Forterra Inc *	5,600	49
FutureFuel Corp	3,876	51
GCP Applied Technologies Inc *	13,824	278
Gold Resource Corp	12,400	48
Graphic Packaging Holding Co	77,917	1,127
Greif Inc, Cl A	7,219	245
Greif Inc, Cl B	1,300	50
Hawkins Inc	1,773	76
Haynes International Inc	2,823	64
HB Fuller Co	13,033	490
Hecla Mining Co	129,768	431
Huntsman Corp	58,424	1,060
Ingevity Corp *	10,100	532
Innospec Inc	6,113	471
Intrepid Potash Inc *	19,600	24
Kaiser Aluminum Corp	4,854	348
Koppers Holdings Inc *	4,473	74
Kraton Corp *	7,080	108
Kronos Worldwide Inc	3,484	34
Livent Corp *(A)	39,700	268
Louisiana-Pacific Corp	30,142	712
LSB Industries Inc *	2,939	3
Marrone Bio Innovations Inc *(A)	12,500	13
Materion Corp	5,074	266
Minerals Technologies Inc	8,924	440
Myers Industries Inc	7,018	96
Neenah Inc	3,393	172
NewMarket Corp	1,697	740
Novagold Resources Inc *	64,300	615
O-I Glass Inc, Cl I *	36,900	283
Oil-Dri Corp of America	1,010	36
Olin Corp	40,616	489
Olympic Steel Inc	1,927	21
Orion Engineered Carbons SA *	14,400	159

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
PH Glatfelter Co	15,471	$238
PolyOne Corp	23,032	571
PQ Group Holdings Inc *	12,200	153
Quaker Chemical Corp (A)	3,434	587
Ramaco Resources Inc *	2,000	5
Rayonier Advanced Materials Inc *	9,817	21
Reliance Steel & Aluminum Co	17,238	1,672
Royal Gold Inc	17,302	2,305
RPM International Inc	33,588	2,512
Ryerson Holding Corp *	1,400	7
Schnitzer Steel Industries Inc, Cl A	4,656	73
Schweitzer-Mauduit International Inc	8,338	253
Scotts Miracle-Gro Co/The, Cl A	10,659	1,520
Sensient Technologies Corp	12,235	613
Silgan Holdings Inc	20,060	671
Sonoco Products Co	26,521	1,374
Southern Copper Corp (A)	22,929	832
Steel Dynamics Inc	55,037	1,462
Stepan Co	5,925	576
Summit Materials Inc, Cl A *	28,906	439
SunCoke Energy Inc	14,846	51
Synalloy Corp *	2,000	19
TimkenSteel Corp *	7,904	28
Trecora Resources *	2,517	16
Tredegar Corp	5,341	82
Trinseo SA	8,600	177
Tronox Holdings PLC	19,200	127
UFP Technologies Inc *	1,800	81
United States Lime & Minerals Inc	400	30
United States Steel Corp (A)	39,400	317
Uranium Energy Corp *(A)	51,500	54
US Concrete Inc *	3,000	63
Valhi Inc	7,000	5
Valvoline Inc	52,036	955
Verso Corp	6,500	93
Warrior Met Coal Inc	12,600	177
Westlake Chemical Corp (A)	9,110	435
Worthington Industries Inc	10,202	305
WR Grace & Co	14,224	743

		45,471

Real Estate — 7.7%
Acadia Realty Trust *‡	20,139	236
Agree Realty Corp ‡(A)	10,347	649
Alexander & Baldwin Inc *‡	16,191	185
Alexander’s Inc ‡	488	127
Altisource Portfolio Solutions SA *	1,700	24
American Assets Trust Inc ‡	12,491	327
American Campus Communities Inc ‡	36,962	1,194
American Finance Trust Inc ‡(A)	26,200	192
American Homes 4 Rent, Cl A ‡	65,000	1,641
American Realty Investors Inc *	600	5
Americold Realty Trust ‡	50,500	1,803

22	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

Extended Market Index Fund (Continued)

May 31, 2020

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Apple Hospitality Inc *‡	52,500	$536
Armada Hoffler Properties Inc *‡	13,800	119
Ashford Hospitality Trust Inc *‡	14,971	10
Bluerock Residential Growth Inc, Cl A ‡	5,800	37
Braemar Hotels & Resorts Inc *‡	4,381	15
Brandywine Realty Trust ‡	44,739	432
Brixmor Property Group Inc *‡	75,600	844
Brookfield Property Inc, Cl A ‡(A)	18,900	196
BRT Apartments Corp ‡	2,400	27
Camden Property Trust ‡	24,538	2,247
CareTrust Inc ‡	27,353	510
CatchMark Timber Trust Inc, Cl A ‡	7,800	61
CBL & Associates Properties Inc *‡	33,182	10
Cedar Realty Trust Inc ‡	18,338	14
Chatham Lodging Trust *‡	13,735	93
CIM Commercial Trust Corp ‡	300	3
City Office Inc ‡	11,000	102
Clipper Realty Inc ‡	3,500	26
Colony Capital Inc *‡	109,394	220
Columbia Property Trust Inc ‡	30,000	382
Community Healthcare Trust Inc ‡	3,900	142
CoreCivic Inc ‡	30,902	372
CorEnergy Infrastructure Trust Inc ‡	2,140	21
CorePoint Lodging Inc *‡	8,250	33
CoreSite Realty Corp ‡	10,073	1,257
Corporate Office Properties Trust ‡	29,030	725
Cousins Properties Inc ‡	39,045	1,215
CTO Realty Growth Inc	500	21
CubeSmart ‡	51,222	1,458
Cushman & Wakefield PLC *(A)	29,800	305
CyrusOne Inc ‡	29,829	2,217
DiamondRock Hospitality Co *‡	51,907	311
Diversified Healthcare Trust ‡	55,107	197
Douglas Emmett Inc ‡	45,285	1,330
Easterly Government Properties Inc ‡	20,800	521
EastGroup Properties Inc ‡	10,285	1,196
Empire State Realty Trust Inc, Cl A ‡	36,700	243
EPR Properties *‡	18,751	592
Equity Commonwealth *‡	32,844	1,107
Equity LifeStyle Properties Inc ‡	45,364	2,826
Essential Properties Realty Trust Inc ‡	26,500	361
eXp World Holdings Inc *	5,000	53
Farmland Partners Inc ‡	9,000	62
First Industrial Realty Trust Inc ‡	33,653	1,275
Forestar Group Inc *	1,067	16
Four Corners Property Trust Inc ‡	20,819	450
Franklin Street Properties Corp ‡	35,996	192
Front Yard Residential Corp *‡	11,300	85
FRP Holdings Inc *	838	33
Gaming and Leisure Properties Inc ‡	50,915	1,759
GEO Group Inc/The ‡	30,685	368
Getty Realty Corp ‡	9,189	245

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Gladstone Commercial Corp ‡	8,919	$160
Gladstone Land Corp ‡	6,000	87
Global Medical Inc ‡	8,900	95
Global Net Lease Inc ‡	27,233	382
Griffin Industrial Realty Inc	200	8
Hannon Armstrong Sustainable Infrastructure Capital Inc ‡(A)	14,500	421
Healthcare Realty Trust Inc ‡	35,455	1,088
Healthcare Trust of America Inc, Cl A ‡	57,050	1,510
Hersha Hospitality Trust, Cl A *‡	9,019	45
Highwoods Properties Inc ‡	27,568	1,055
Howard Hughes Corp/The *	9,817	497
Hudson Pacific Properties Inc ‡	38,970	942
Independence Realty Trust Inc ‡	20,300	201
Industrial Logistics Properties Trust ‡	18,209	341
Innovative Industrial Properties Inc, Cl A ‡(A)	4,800	392
Investors Real Estate Trust ‡	2,403	170
Invitation Homes Inc ‡	139,581	3,671
iStar Inc ‡	16,418	179
JBG SMITH Properties ‡	32,900	978
Jernigan Capital Inc ‡	3,300	40
Jones Lang LaSalle Inc *	12,847	1,316
Kennedy-Wilson Holdings Inc	31,129	436
Kilroy Realty Corp ‡	27,443	1,568
Kite Realty Group Trust ‡	21,955	213
Lamar Advertising Co, Cl A ‡	21,297	1,412
Lexington Realty Trust, Cl B ‡	63,190	614
Life Storage Inc ‡	12,393	1,208
LTC Properties Inc ‡	11,617	428
Macerich Co/The ‡(A)	33,800	230
Mack-Cali Realty Corp ‡	25,767	392
Marcus & Millichap Inc *	5,100	141
Maui Land & Pineapple Co Inc *	1,600	17
Medical Properties Trust Inc ‡	134,662	2,435
Monmouth Real Estate Investment Corp, Cl A ‡	28,846	374
National Health Investors Inc ‡	10,564	586
National Retail Properties Inc ‡	45,943	1,442
National Storage Affiliates Trust ‡	15,200	456
New Senior Investment Group Inc ‡	16,600	48
Newmark Group Inc, Cl A	30,905	131
NexPoint Residential Trust Inc ‡	4,900	157
Office Properties Income Trust ‡	12,691	321
Omega Healthcare Investors Inc ‡	59,657	1,858
One Liberty Properties Inc ‡	2,524	40
Outfront Media Inc *‡	41,409	581
Paramount Group Inc ‡	56,800	438
Park Hotels & Resorts Inc *‡	56,259	553
Pebblebrook Hotel Trust ‡(A)	32,325	442
Pennsylvania Real Estate Investment Trust ‡(A)	13,699	15
Physicians Realty Trust ‡	51,400	888

23	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

Extended Market Index Fund (Continued)

May 31, 2020

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Piedmont Office Realty Trust Inc, Cl A ‡	33,066	$552
PotlatchDeltic Corp ‡	15,412	524
Preferred Apartment Communities Inc, Cl A ‡	11,600	81
PS Business Parks Inc ‡	4,928	659
QTS Realty Trust Inc, Cl A ‡	15,500	1,063
Rafael Holdings Inc, Cl B *‡	4,000	69
Rayonier Inc ‡	35,353	840
RE/MAX Holdings Inc, Cl A	3,200	90
Realogy Holdings Corp *	24,502	148
Redfin Corp *(A)	21,800	654
Retail Opportunity Investments Corp *‡	29,259	275
Retail Properties of America Inc, Cl A *‡	48,903	265
Retail Value Inc ‡	3,148	36
Rexford Industrial Realty Inc ‡	30,100	1,198
RLJ Lodging Trust ‡	40,154	414
RMR Group Inc/The, Cl A	4,170	112
RPT Realty *‡	16,337	94
Ryman Hospitality Properties Inc ‡	11,360	388
Sabra Health Care Inc ‡	55,720	750
Safehold Inc ‡	3,200	175
Saul Centers Inc ‡	2,144	65
Seritage Growth Properties *‡(A)	7,500	59
Service Properties Trust ‡	38,741	262
SITE Centers Corp *‡	36,607	208
Spirit Realty Capital Inc ‡	24,913	708
St Joe Co/The *	8,100	156
STAG Industrial Inc ‡	40,256	1,083
STORE Capital Corp ‡	54,300	1,050
Stratus Properties Inc *	1,900	32
Summit Hotel Properties Inc *‡(A)	29,129	182
Sun Communities Inc ‡	23,621	3,241
Sunstone Hotel Investors Inc *‡	59,738	529
Tanger Factory Outlet Centers Inc *‡(A)	23,549	145
Taubman Centers Inc ‡	14,487	599
Tejon Ranch Co *	6,376	91
Terreno Realty Corp ‡	17,963	920
Transcontinental Realty Investors Inc *	300	6
UMH Properties Inc ‡	11,000	137
Uniti Group Inc ‡	43,760	361
Universal Health Realty Income Trust ‡	3,116	291
Urban Edge Properties *‡	29,600	289
Urstadt Biddle Properties Inc, Cl A ‡	6,156	79
VEREIT Inc ‡	284,100	1,557
VICI Properties Inc ‡	121,800	2,390
Washington Prime Group Inc *‡(A)	37,502	24
Washington Real Estate Investment Trust ‡	20,713	454
Weingarten Realty Investors ‡	34,868	623
Whitestone, Cl B ‡	7,077	44
WP Carey Inc ‡	44,800	2,684

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Xenia Hotels & Resorts Inc *‡	25,700	$231

		91,144

Utilities — 2.7%
ALLETE Inc	13,970	820
American States Water Co	9,874	810
Artesian Resources Corp, Cl A	2,184	77
Atlantic Power Corp *	12,421	26
Avangrid Inc	16,150	718
Avista Corp	16,652	652
Black Hills Corp	15,502	957
Cadiz Inc *(A)	4,300	48
California Water Service Group	13,541	636
Charah Solutions Inc *	2,200	4
Chesapeake Utilities Corp	3,815	345
Clearway Energy Inc, Cl A	7,000	142
Clearway Energy Inc, Cl C	23,400	513
Consolidated Water Co Ltd	3,000	45
El Paso Electric Co	10,536	716
Essential Utilities Inc	56,637	2,478
Genie Energy Ltd, Cl B	3,400	29
Global Water Resources Inc	2,800	30
Hawaiian Electric Industries Inc	28,958	1,143
IDACORP Inc	13,424	1,252
MDU Resources Group Inc	53,332	1,161
MGE Energy Inc	9,714	660
Middlesex Water Co	4,001	272
National Fuel Gas Co (A)	21,288	893
New Jersey Resources Corp	24,694	867
Northwest Natural Holding Co	7,776	499
NorthWestern Corp	13,746	826
OGE Energy Corp	52,976	1,659
ONE Gas Inc	13,900	1,167
Ormat Technologies Inc (A)	9,934	723
Otter Tail Corp	9,546	410
PG&E Corp *	140,900	1,671
PICO Holdings Inc *	4,621	39
PNM Resources Inc (A)	21,617	882
Portland General Electric Co	24,000	1,131
Pure Cycle Corp *	5,900	60
RGC Resources Inc	3,412	90
SJW Group	7,664	482
South Jersey Industries Inc (A)	25,896	734
Southwest Gas Holdings Inc	14,641	1,112
Spark Energy Inc, Cl A	2,000	16
Spire Inc	13,303	970
UGI Corp	55,896	1,780
Unitil Corp	3,058	147
Vistra Energy Corp	113,068	2,311

24	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

Extended Market Index Fund (Continued)

May 31, 2020

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
York Water Co/The	2,352	$104

		32,107

Total Common Stock (Cost $1,011,829) ($ Thousands)		1,175,111

	Number of Rights

RIGHTS — 0.0%
Liberty Media Corp-Liberty SiriusXM, Expires 06/10/2020 *(A)	6,151	67
Corium International CVR ‡‡	6,300	3
NewStar Financial Inc CVR ‡‡(C)	3,393	2
Media General Inc CVR ‡‡(C)	20,200	—
Tobira Therapeutics CVR ‡‡(C)	2,300	—

Description	Number of Rights	Market Value ($ Thousands)
RIGHTS (continued)
Pulse Bioscience, Expires 6/8/2020	1,900	$—

Total Rights (Cost $3) ($ Thousands)		72

	Shares
AFFILIATED PARTNERSHIP — 13.2%
SEI Liquidity Fund, L.P.
0.290% **†(D)	154,983,797	155,062

Total Affiliated Partnership (Cost $154,989) ($ Thousands)		155,062

Total Investments in Securities — 113.1% (Cost $1,166,821) ($ Thousands)		$1,330,245

A list of the open futures contracts held by the Fund at May 31, 2020 is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Thousands)
Russell 2000 Index E-MINI	31	Jun-2020	$1,850	$2,159	$309
S&P Mid Cap 400 Index E-MINI	17	Jun-2020	2,388	2,996	608

			$4,238	$5,155	$917

Percentages are based on Net Assets of $1,176,664 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2020.

†	Investment in Affiliated Security (see Note 5).

‡	Real Estate Investment Trust.

‡‡	Expiration date not available.

(A)	Certain securities or partial positions of certain securities are on loan at May 31, 2020 (See Note 12). The total market value of securities on loan at May 31, 2020 was $153,105 ($ Thousands).

(B)	Security is a Master Limited Partnership. At May 31, 2020, such securities amounted to $824 ($ Thousands), or 0.1% of the net assets (See Note 2).

(C)	Level 3 security in accordance with fair value hierarchy.

(D)	This security was purchased with cash collateral held from securities on loan. The total market value of such securities as of May 31, 2020 was $155,062 ($ Thousands).

Cl — Class

CVR — Contingent Value Rights

L.P. — Limited Partnership

Ltd. — Limited

PLC — Public Limited Company

S&P— Standard & Poor’s

SPX — Standard & Poor’s 500 Index

The following is a list of the level of inputs used as of May 31, 2020, in valuing the Fund’s investments and other financial instruments carried a value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)(1)	Total ($)
Common Stock	1,175,111	—	—	1,175,111
Rights	70	—	2	72
Affiliated Partnership	—	155,062	—	155,062

Total Investments in Securities	1,175,181	155,062	2	1,330,245

25	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

Extended Market Index Fund (Concluded)

May 31, 2020

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	917	—	—	917

Total Other Financial Instruments	917	—	—	917

(1)	A reconciliation of Level 3 instruments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the year in relation to the net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

*	Futures contracts are value at the unrealized appreciation on the instrument.

For the year ended May 31, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2020 ($ Thousands):

Security Description	Value 5/31/2019	Purchases at Cost	Proceeds from Sales	Realized Gain	Change in Unrealized Appreciation	Value 5/31/2020	Shares	Income	Capital Gains
SEI Investments Co	$1,287	$564	$(145)	$—	$122	$1,828	33,719	$19	$—
SEI Liquidity Fund, L.P.	84,352	522,798	(452,169)	6	75	155,062	154,983,797	895	—
SEI Daily Income Trust, Government Fund, Cl F	16,298	382,549	(398,847)	—	—	—	—	234	—

Totals	$101,937	$905,911	$(851,161)	$6	$197	$156,890		$1,148	$—

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

26	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

Small Cap Fund

May 31, 2020

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 98.3%

Communication Services — 2.3%
AMC Networks Inc, Cl A *(A)	9,100	$257
Anterix Inc *	3,970	213
Bandwidth Inc, Cl A *	3,012	334
Boingo Wireless Inc *	23,863	327
Boston Omaha Corp, Cl A *	1,400	23
Cable One Inc	190	359
Cars.com Inc *	15,600	96
Cogent Communications Holdings	2,400	184
Consolidated Communications Holdings Inc *	13,730	83
DHI Group Inc *	37,500	100
Entercom Communications Corp, Cl A	80,910	135
EverQuote Inc, Cl A *	15,446	833
Liberty TripAdvisor Holdings Inc, Cl A *	27,714	66
Meet Group Inc/The *	41,500	256
National CineMedia Inc	30,283	83
Ooma Inc *	10,880	136
QuinStreet Inc *	13,930	141
Rosetta Stone Inc *	2,700	50
Shenandoah Telecommunications Co	2,961	156
TechTarget Inc *	4,890	134
TrueCar Inc *	22,480	61
Vonage Holdings Corp *	56,047	540
WideOpenWest Inc *	57,700	376
Zynga Inc, Cl A *	27,105	248

		5,191

Consumer Discretionary — 9.3%
1-800-Flowers.com Inc, Cl A *	4,300	95
Aaron’s Inc	4,300	159
American Axle & Manufacturing Holdings Inc *	46,000	327
American Outdoor Brands Corp *	17,870	211
American Public Education Inc *	11,425	359
America’s Car-Mart Inc/TX *	3,980	317
Asbury Automotive Group Inc *	1,600	116
AutoNation Inc *	1,300	51
Beazer Homes USA Inc *	8,000	79
Big Lots Inc (A)	7,300	283
BJ’s Restaurants Inc	9,382	204
Bloomin’ Brands Inc	13,118	150
Bright Horizons Family Solutions Inc *	3,445	385
Brinker International Inc	15,092	397
Caleres Inc	6,850	49
Callaway Golf Co	10,959	168
Camping World Holdings Inc, Cl A (A)	8,099	171
Carriage Services Inc, Cl A	14,389	269
Cato Corp/The, Cl A	20,710	201
Chegg Inc *	4,079	249
Chico’s FAS Inc	23,760	32
Chuy’s Holdings Inc *	10,600	169
Cooper Tire & Rubber Co	9,600	247

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Cooper-Standard Holdings Inc *	1,400	$15
Dana Inc	35,100	444
Darden Restaurants Inc	2,134	164
Dave & Buster’s Entertainment Inc (A)	9,600	127
Delta Apparel Inc *	4,938	61
Denny’s Corp *	4,710	51
Domino’s Pizza Inc	900	347
DraftKings Inc, Cl A *(A)	5,758	229
Dunkin’ Brands Group Inc	1,877	120
El Pollo Loco Holdings Inc *	20,100	279
Eldorado Resorts Inc *(A)	8,800	312
Ethan Allen Interiors Inc	34,700	392
Etsy Inc *	1,994	161
Everi Holdings Inc *	28,722	178
Fiesta Restaurant Group Inc *	9,380	77
Genesco Inc *	16,110	298
G-III Apparel Group Ltd *	14,700	152
Golden Entertainment Inc *	7,690	94
Green Brick Partners Inc *	16,580	177
Group 1 Automotive Inc (A)	9,200	579
H&R Block Inc	11,100	189
Hanesbrands Inc (A)	36,700	362
Haverty Furniture Cos Inc (A)	23,340	404
Helen of Troy Ltd *	1,600	291
Hibbett Sports Inc *(A)	27,120	524
Houghton Mifflin Harcourt Co *	20,139	31
Hudson Ltd, Cl A *	8,625	43
Jack in the Box Inc	4,634	311
Johnson Outdoors Inc, Cl A	990	77
Lands’ End Inc *	13,710	86
La-Z-Boy Inc, Cl Z	11,100	285
Lithia Motors Inc, Cl A	3,452	416
M/I Homes Inc *	10,000	335
MDC Holdings Inc	13,600	462
Meritage Homes Corp *	6,200	431
Michaels Cos Inc/The *	13,980	54
Modine Manufacturing Co *	38,410	205
Murphy USA Inc *	500	58
Noodles & Co, Cl A *	14,310	84
Nordstrom Inc	11,400	184
NVR Inc *	100	322
Office Depot Inc	130,200	322
Ollie’s Bargain Outlet Holdings Inc *	2,387	218
Papa John’s International Inc	2,051	160
Peloton Interactive Inc, Cl A *	4,191	177
Penn National Gaming Inc *(A)	7,282	239
Planet Fitness Inc, Cl A *	4,275	276
Pool Corp	1,500	403
Potbelly Corp *	27,032	57
Regis Corp *	7,000	74
Rent-A-Center Inc/TX, Cl A	6,100	155
Ruth’s Hospitality Group Inc	5,800	47

1	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

Small Cap Fund (Continued)

May 31, 2020

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Sally Beauty Holdings Inc *(A)	39,300	$512
Service Corp International/US	700	28
Shoe Carnival Inc	7,200	187
Signet Jewelers Ltd (A)	12,600	133
Sleep Number Corp *(A)	8,400	262
Sonic Automotive Inc, Cl A	10,800	284
Sportsman’s Warehouse Holdings Inc *	26,304	294
Stamps.com Inc *	790	157
Sturm Ruger & Co Inc	2,100	131
Tenneco Inc, Cl A *	9,830	66
Tilly’s Inc, Cl A	29,250	150
TopBuild Corp *	9,865	1,131
Tupperware Brands Corp (A)	9,000	29
Universal Electronics Inc *	1,650	75
Vera Bradley Inc *	14,030	74
Vista Outdoor Inc *	15,620	152
Weyco Group Inc	4,200	78
Williams-Sonoma Inc (A)	9,385	781
Wingstop Inc	1,681	205
Winmark Corp	703	101
Zumiez Inc *	6,200	151

		21,208

Consumer Staples — 4.6%
BJ’s Wholesale Club Holdings Inc *	5,176	186
Boston Beer Co Inc/The, Cl A *	570	322
Bunge Ltd	6,800	265
Casey’s General Stores Inc	1,600	256
Celsius Holdings Inc *(A)	20,495	190
Central Garden & Pet Co, Cl A *	13,090	472
Chefs’ Warehouse Inc/The *	3,530	52
Coca-Cola Consolidated Inc	400	97
Edgewell Personal Care Co *	3,400	104
Flowers Foods Inc	12,800	302
Fresh Del Monte Produce Inc	3,000	75
Freshpet Inc *	20,389	1,574
Grocery Outlet Holding Corp *	4,600	169
Hain Celestial Group Inc/The *	4,853	153
Hostess Brands Inc, Cl A *	8,700	105
Ingles Markets Inc, Cl A	10,210	435
Ingredion Inc	10,300	868
J&J Snack Foods Corp	1,200	154
John B Sanfilippo & Son Inc	2,100	183
Lamb Weston Holdings Inc	3,800	228
Lancaster Colony Corp	1,300	200
Landec Corp *	7,410	79
Lifevantage Corp *	24,519	375
Natural Grocers by Vitamin Cottage Inc	23,550	339
Performance Food Group Co *	4,600	123
Pilgrim’s Pride Corp *	1,700	35
Post Holdings Inc *	2,900	252
Seaboard Corp	12	35
Seneca Foods Corp, Cl A *	800	29

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
SpartanNash Co	30,680	$657
Sprouts Farmers Market Inc *	23,028	579
Tootsie Roll Industries Inc	1,806	64
United Natural Foods Inc *	6,650	130
Universal Corp/VA	10,800	476
Village Super Market Inc, Cl A (A)	14,380	344
WD-40 Co (A)	3,416	655
Weis Markets Inc	1,000	56

		10,618

Energy — 1.7%
Arch Resources Inc (A)	6,200	204
Berry Corp	24,000	102
Bonanza Creek Energy Inc *	16,588	280
Callon Petroleum Co *(A)	40,600	27
Clean Energy Fuels Corp *	30,760	64
Contura Energy Inc *	16,808	65
Delek US Holdings Inc (A)	19,200	378
Denbury Resources Inc *(A)	103,900	22
DHT Holdings Inc	32,000	190
DMC Global Inc	3,190	91
Dorian LPG Ltd *	7,600	62
GasLog Ltd	14,290	49
Green Plains Inc	9,110	78
Laredo Petroleum *	12,600	11
Liberty Oilfield Services Inc, Cl A	18,410	95
National Energy Services Reunited Corp *	12,730	72
NexTier Oilfield Solutions Inc *	38,845	113
Nordic American Tankers Ltd	10,320	47
Oceaneering International Inc *	9,330	60
Oil States International Inc *	23,250	99
PBF Energy Inc, Cl A	19,200	204
PDC Energy Inc *	10,159	124
Peabody Energy Corp	18,970	60
Select Energy Services Inc, Cl A *	16,540	98
Solaris Oilfield Infrastructure Inc, Cl A	9,710	67
Southwestern Energy Co *(A)	110,400	332
Talos Energy Inc *	13,520	164
Tidewater Inc *	7,500	36
VAALCO Energy Inc *	68,300	68
W&T Offshore Inc *(A)	110,710	289
World Fuel Services Corp	16,800	428

		3,979

Financials — 16.9%
1st Source Corp	1,500	52
AG Mortgage Investment Trust Inc ‡(A)	19,100	47
Alleghany Corp	450	231
Amalgamated Bank, Cl A	11,876	133
American Equity Investment Life Holding Co	21,000	456
American Financial Group Inc/OH	3,000	181
American National Insurance Co	4,600	346
Ameris Bancorp	4,753	115

2	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

Small Cap Fund (Continued)

May 31, 2020

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
AMERISAFE Inc	2,990	$184
Anworth Mortgage Asset Corp	75,030	110
Apollo Commercial Real Estate Finance Inc	18,100	149
Apollo Investment Corp	21,366	216
Arbor Realty Trust Inc ‡(A)	22,000	185
Ares Commercial Real Estate Corp	20,770	155
Arrow Financial Corp	1,100	32
Ashford Inc *	166	1
Associated Banc-Corp	38,000	532
Assurant Inc	2,400	246
Assured Guaranty Ltd	11,200	290
Atlantic Capital Bancshares Inc *	8,585	98
Axis Capital Holdings Ltd	2,300	86
B Riley Financial Inc	3,933	76
Banco Latinoamericano de Comercio Exterior SA, Cl E	5,220	62
Bancorp Inc/The *	18,160	160
Bank of Marin Bancorp	6,370	214
BankUnited Inc	19,100	353
Berkshire Hills Bancorp Inc	10,300	111
BlackRock Capital Investment Corp	44,000	119
Bridgewater Bancshares Inc *	8,803	92
Brightsphere Investment Group Inc	36,000	301
Brookline Bancorp Inc	7,000	65
Brown & Brown Inc	1,900	76
Cadence BanCorp, Cl A	10,295	83
Camden National Corp	11,800	396
Capital Bancorp Inc *	4,277	49
Capital City Bank Group Inc	1,600	33
Capstead Mortgage Corp ‡	17,340	88
Carter Bank & Trust	12,674	89
Cathay General Bancorp	18,900	514
Central Pacific Financial Corp	10,100	163
Cherry Hill Mortgage Investment Corp	8,974	77
CIT Group Inc	14,700	267
CNB Financial Corp/PA	1,100	20
CNO Financial Group Inc	57,500	825
Community Trust Bancorp Inc	8,600	282
Crawford & Co, Cl A	16,010	96
Curo Group Holdings Corp	9,980	67
Customers Bancorp Inc *	18,940	210
Diamond Hill Investment Group Inc	300	32
Dime Community Bancshares Inc	10,820	156
Donegal Group Inc, Cl A	7,748	110
Dynex Capital Inc	23,603	304
Employers Holdings Inc	2,700	81
Enova International Inc *	7,360	104
Erie Indemnity Co, Cl A	900	162
ESSA Bancorp Inc	4,036	58
Everest Re Group Ltd	1,300	258
Exantas Capital Corp ‡	59,890	120
EZCORP Inc, Cl A *	33,680	174

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
FactSet Research Systems Inc	300	$92
Farmers National Banc Corp	12,810	151
FB Financial Corp	4,400	104
Federal Agricultural Mortgage Corp, Cl C	8,600	552
Federated Hermes Inc, Cl B	21,200	469
Financial Institutions Inc	10,210	181
First American Financial Corp	4,900	247
First Bancorp/Southern Pines NC	2,800	71
First Bancshares Inc/The	3,060	65
First Busey Corp	15,900	285
First Business Financial Services Inc	9,400	156
First Citizens BancShares Inc/NC, Cl A	400	154
First Commonwealth Financial Corp	44,900	367
First Community Bankshares Inc	10,560	226
First Defiance Financial Corp	4,754	79
First Financial Bankshares Inc (A)	14,845	455
First Financial Corp/IN	4,160	146
First Horizon National Corp (A)	58,600	548
First of Long Island Corp/The	6,225	95
Flagstar Bancorp Inc	11,300	331
Flushing Financial Corp	22,021	250
FNB Corp/PA	59,300	439
FS KKR Capital Corp (A)	87,800	326
Fulton Financial Corp	25,500	286
Goosehead Insurance Inc, Cl A *(A)	2,827	169
Granite Point Mortgage Trust Inc	8,120	40
Great Southern Bancorp Inc	1,100	45
Great Western Bancorp Inc	17,500	249
Greenhill & Co Inc	6,960	69
Greenlight Capital Re Ltd, Cl A *	9,630	70
Hamilton Lane Inc, Cl A	14,780	1,081
Hancock Whitney Corp	16,700	361
Hanmi Financial Corp	27,120	245
Hanover Insurance Group Inc/The	2,300	231
HarborOne Bancorp Inc *	37,270	297
HBT Financial Inc	13,070	166
HCI Group Inc	5,980	268
Heritage Commerce Corp	10,036	82
Heritage Insurance Holdings Inc	24,860	312
Hilltop Holdings Inc	17,000	318
Home Bancorp Inc	800	19
Home BancShares Inc/AR	11,637	168
HomeStreet Inc	2,600	62
HomeTrust Bancshares Inc	8,990	139
Hope Bancorp Inc	59,400	564
Houlihan Lokey Inc, Cl A	3,109	188
IBERIABANK Corp	8,900	377
Independent Bank Corp/MI	32,360	447
International Bancshares Corp	20,500	631
Invesco Mortgage Capital Inc (A)	26,500	73
Kinsale Capital Group Inc	10,060	1,502
KKR Real Estate Finance Trust Inc	2,900	47

3	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

Small Cap Fund (Continued)

May 31, 2020

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Ladder Capital Corp, Cl A ‡	9,600	$76
Lakeland Bancorp Inc	20,700	230
Macatawa Bank Corp	17,975	133
Mercantile Bank Corp	15,140	347
Merchants Bancorp/IN	1,500	26
Mercury General Corp	2,300	93
Meridian Bancorp Inc	5,000	58
Midland States Bancorp Inc	2,300	34
MidWestOne Financial Group Inc	1,400	27
Morningstar Inc	1,400	215
National General Holdings Corp	24,564	499
New Mountain Finance Corp	22,600	215
New York Mortgage Trust Inc ‡	57,400	119
Nicolet Bankshares Inc *	1,830	102
NMI Holdings Inc, Cl A *	8,867	136
Northwest Bancshares Inc	7,400	74
OceanFirst Financial Corp	4,800	80
OFG Bancorp	21,400	260
Old National Bancorp/IN	14,400	196
Old Republic International Corp	13,300	207
On Deck Capital Inc *	66,074	49
Oportun Financial Corp *	2,400	23
Oppenheimer Holdings Inc, Cl A	5,510	117
Palomar Holdings Inc, Cl A *	15,700	1,168
Park National Corp	1,100	82
PCSB Financial Corp	12,060	161
Peapack-Gladstone Financial Corp	7,024	132
PennantPark Investment Corp	55,400	182
PennyMac Mortgage Investment Trust ‡	16,000	176
Peoples Bancorp Inc/OH	17,070	384
People’s United Financial Inc	16,087	184
People’s Utah Bancorp	1,300	32
PJT Partners Inc	3,270	179
Popular Inc	14,800	584
Prospect Capital Corp	67,000	340
Provident Bancorp Inc	8,263	70
Provident Financial Services Inc	6,300	82
Pzena Investment Management Inc, Cl A	16,390	67
QCR Holdings Inc	1,500	46
RBB Bancorp	9,850	126
Ready Capital Corp	12,354	73
Regional Management Corp *	11,372	180
Reinsurance Group of America Inc, Cl A	2,200	200
RenaissanceRe Holdings Ltd	1,800	302
Republic Bancorp Inc/KY, Cl A	8,000	256
Richmond Mutual BanCorp Inc	6,291	70
Safeguard Scientifics Inc	31,040	196
Safety Insurance Group Inc	1,200	91
Sandy Spring Bancorp Inc	2,800	68
Selective Insurance Group Inc	2,200	115
Sierra Bancorp	1,600	30
Simmons First National Corp, Cl A	23,100	396

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Southern National Bancorp of Virginia Inc	2,400	$24
Spirit of Texas Bancshares Inc *	1,600	19
Stewart Information Services Corp	2,200	68
Stifel Financial Corp	9,355	446
Synovus Financial Corp	24,400	468
TCF Financial Corp	12,400	359
Towne Bank/Portsmouth VA	2,800	53
TPG Specialty Lending Inc	29,800	548
TriCo Bancshares	4,370	124
TriState Capital Holdings Inc *	6,000	90
TrustCo Bank Corp NY	9,700	61
United Community Banks Inc/GA	21,540	421
United Fire Group Inc	2,000	54
Universal Insurance Holdings Inc (A)	11,400	204
Univest Financial Corp	22,860	376
Walker & Dunlop Inc	10,400	421
Washington Trust Bancorp Inc	1,300	42
Waterstone Financial Inc	28,410	423
Westwood Holdings Group Inc	5,330	95
White Mountains Insurance Group Ltd	200	183
Wintrust Financial Corp	4,117	174
WisdomTree Investments Inc	19,210	57
WSFS Financial Corp	1,800	50

		38,635

Health Care — 19.7%
ACADIA Pharmaceuticals Inc *	4,924	245
Acceleron Pharma Inc *	2,953	292
Accuray Inc *	33,613	71
Addus HomeCare Corp *	4,995	494
Aduro Biotech Inc *	17,360	57
Adverum Biotechnologies Inc *	7,125	147
Affimed NV *	69,530	229
Agenus Inc *	90,873	339
Akebia Therapeutics Inc *	10,565	123
Albireo Pharma Inc *	3,000	80
Allogene Therapeutics Inc *(A)	2,845	137
Amedisys Inc *	830	159
AMN Healthcare Services Inc *	3,038	135
Amphastar Pharmaceuticals Inc *	3,800	71
AnaptysBio Inc *	4,180	80
AngioDynamics Inc *	17,000	174
ANI Pharmaceuticals Inc *	900	28
Anika Therapeutics Inc *	10,480	351
Antares Pharma Inc *	40,480	116
Arcus Biosciences Inc *	5,895	185
Assembly Biosciences Inc *	3,300	64
Athersys Inc *(A)	—	—
Atreca Inc, Cl A *	4,361	81
AtriCure Inc *	18,980	907
Atrion Corp	200	128
Avid Bioservices Inc *	49,170	287
Axsome Therapeutics Inc *(A)	1,780	137

4	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

Small Cap Fund (Continued)

May 31, 2020

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Beyondspring Inc *	1,700	$29
BioCryst Pharmaceuticals Inc *	47,362	213
BioDelivery Sciences International Inc *	91,340	437
Biohaven Pharmaceutical Holding Co Ltd *	3,005	188
Bio-Rad Laboratories Inc, Cl A *	700	344
BioSpecifics Technologies Corp *	6,491	404
Bio-Techne Corp	1,000	265
Bruker Corp	1,000	43
Cabaletta Bio Inc *	2,080	18
Calithera Biosciences Inc *	20,180	117
Cardiovascular Systems Inc *	12,149	470
Castle Biosciences Inc *	5,237	201
Catalent Inc *	4,000	311
Catalyst Pharmaceuticals Inc *	74,150	320
Catasys Inc *(A)	—	—
Cellular Biomedicine Group Inc *	1,700	23
Cerecor Inc *	25,570	83
Charles River Laboratories International Inc *	1,348	242
Chembio Diagnostics Inc *	12,501	120
Chemed Corp	700	335
ChemoCentryx Inc *	3,362	210
Chiasma Inc *	22,735	142
Community Health Systems Inc *	14,760	46
Computer Programs and Systems Inc	6,800	150
CONMED Corp	2,100	154
Corcept Therapeutics Inc *(A)	22,700	344
CorVel Corp *	900	61
Cross Country Healthcare Inc *	15,700	95
CryoLife Inc *	3,500	80
CryoPort Inc *(A)	32,530	799
Cue Biopharma Inc *	6,400	177
Cutera Inc *	12,420	165
Cytokinetics Inc *	6,749	140
CytomX Therapeutics Inc *	13,710	121
CytoSorbents Corp *(A)	14,203	145
Eagle Pharmaceuticals Inc/DE *	2,530	130
Eidos Therapeutics Inc *	1,200	59
Eiger BioPharmaceuticals Inc *	11,012	133
Emergent BioSolutions Inc *	2,543	212
Encompass Health Corp	4,900	359
Ensign Group Inc/The	9,935	434
Enzo Biochem Inc *	26,220	75
Evolent Health Inc, Cl A *	15,050	134
Exelixis Inc *	5,970	148
Fate Therapeutics Inc *	5,124	166
Flexion Therapeutics Inc *	23,660	270
Fulcrum Therapeutics Inc *	3,701	74
G1 Therapeutics Inc *	25,590	434
GenMark Diagnostics Inc *	13,977	133
Globus Medical Inc, Cl A *	3,800	208
Gritstone Oncology Inc *	3,500	23

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Haemonetics Corp *	8,240	$904
Halozyme Therapeutics Inc *	8,699	211
Hanger Inc *	4,230	78
Harpoon Therapeutics Inc *	1,470	32
HealthEquity Inc *	9,622	596
HealthStream Inc *	6,450	147
Heska Corp *	2,450	215
Hill-Rom Holdings Inc	3,000	305
Homology Medicines Inc *	2,800	40
Horizon Therapeutics Plc *	3,594	182
iCAD Inc *	13,125	154
Immunomedics Inc *(A)	31,854	1,070
Innoviva Inc *	43,200	604
Inovalon Holdings Inc, Cl A *	6,400	120
Inspire Medical Systems Inc *	1,745	142
Insulet Corp *(A)	2,804	529
Integer Holdings Corp *	2,000	158
Integra LifeSciences Holdings Corp *	3,400	177
Intersect ENT Inc *	4,820	54
Invacare Corp	13,670	84
Iovance Biotherapeutics Inc *	7,425	238
iRhythm Technologies Inc *	1,922	239
Jazz Pharmaceuticals PLC *	2,400	286
Joint Corp/The *	7,600	115
Jounce Therapeutics Inc *	20,060	108
Kala Pharmaceuticals Inc *	14,257	176
Karuna Therapeutics Inc *(A)	1,354	127
Karyopharm Therapeutics Inc *	6,548	121
Kindred Biosciences Inc *	14,101	60
Kiniksa Pharmaceuticals Ltd, Cl A *	4,030	84
Kura Oncology Inc *	22,250	380
Lannett Co Inc *(A)	15,700	120
Lantheus Holdings Inc *	26,780	368
LeMaitre Vascular Inc	7,240	195
LHC Group Inc *	2,960	481
Ligand Pharmaceuticals Inc *(A)	2,984	303
Livongo Health Inc *(A)	4,711	282
Luminex Corp	8,033	250
Marinus Pharmaceuticals Inc *	37,625	96
Masimo Corp *	7,005	1,683
MEDNAX Inc *(A)	27,000	420
MeiraGTx Holdings plc *	11,570	172
Meridian Bioscience Inc *	26,350	407
Mersana Therapeutics Inc *	7,700	174
Mesa Laboratories Inc	300	79
Momenta Pharmaceuticals Inc *	6,227	196
Mustang Bio Inc *	21,461	80
MyoKardia Inc *	1,660	170
Natera Inc *	4,132	181
National HealthCare Corp	1,400	94
National Research Corp, Cl A	1,100	62
Natus Medical Inc *	4,300	92

5	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

Small Cap Fund (Continued)

May 31, 2020

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Neogen Corp *	1,200	$85
NeoGenomics Inc *	14,621	390
Neurocrine Biosciences Inc *	100	12
Nevro Corp *	877	110
NextGen Healthcare Inc *	5,200	54
Novavax Inc *(A)	3,703	170
NuVasive Inc *	3,300	200
Omnicell Inc *	1,300	87
OraSure Technologies Inc *	14,822	216
Orthofix Medical Inc *	2,200	75
OrthoPediatrics Corp *(A)	2,381	110
Owens & Minor Inc	47,940	380
Pacific Biosciences of California Inc *	11,850	42
Patterson Cos Inc (A)	13,500	266
Perrigo Co PLC	1,500	82
Personalis Inc *	11,680	138
Pfenex Inc *	51,210	374
Phibro Animal Health Corp, Cl A	2,300	60
Pieris Pharmaceuticals Inc *	27,487	99
PRA Health Sciences Inc *	1,430	148
Precision BioSciences Inc *	8,492	60
Prestige Consumer Healthcare Inc *	16,779	708
Prevail Therapeutics Inc *	4,350	73
Principia Biopharma Inc *	2,460	157
Progyny Inc *	18,700	467
Protagonist Therapeutics Inc *	10,249	169
Prothena Corp PLC *	8,480	91
Providence Service Corp/The *	1,100	89
Puma Biotechnology Inc *	9,730	99
Quidel Corp *	7,831	1,370
R1 RCM Inc *	38,217	405
Recro Pharma Inc *	20,740	94
Repligen Corp *	13,093	1,715
Retrophin Inc *	4,200	66
Revance Therapeutics Inc *	4,500	94
Rhythm Pharmaceuticals Inc *	3,200	62
Rigel Pharmaceuticals Inc *	161,680	316
Scholar Rock Holding Corp *	11,350	209
SeaSpine Holdings Corp *	17,729	189
Seattle Genetics Inc *	900	141
Select Medical Holdings Corp *	20,000	323
Sientra Inc *	19,940	77
SIGA Technologies Inc *	33,733	202
Simulations Plus Inc	2,700	137
Spectrum Pharmaceuticals Inc *	19,990	59
Spero Therapeutics Inc *	8,080	96
STERIS PLC	2,500	415
Surgery Partners Inc *	7,370	99
Surmodics Inc *	2,810	104
Sutro Biopharma Inc *	5,000	50
Syndax Pharmaceuticals Inc *	11,680	189
Synlogic Inc *	25,920	65

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Syros Pharmaceuticals Inc *	15,540	$152
Tandem Diabetes Care Inc *	3,346	278
Teladoc Health Inc *(A)	4,417	769
Tenet Healthcare Corp *	10,000	218
TG Therapeutics Inc *	8,310	155
Translate Bio Inc *	4,100	85
Twist Bioscience Corp *	2,300	87
United Therapeutics Corp *	4,800	566
UNITY Biotechnology Inc *	4,100	34
Utah Medical Products Inc	400	40
Vapotherm Inc *	34,052	907
Varex Imaging Corp *	3,500	66
Veracyte Inc *	9,923	247
Vericel Corp *(A)	31,602	454
Verrica Pharmaceuticals Inc *	8,256	95
Voyager Therapeutics Inc *	16,740	203
WaVe Life Sciences Ltd *	2,800	29
West Pharmaceutical Services Inc	2,000	432
Y-mAbs Therapeutics Inc *	2,200	84

		45,131

Industrials — 15.0%
ACCO Brands Corp	49,600	307
Advanced Disposal Services Inc, Cl A *	3,900	122
Air Lease Corp, Cl A	10,400	313
Air Transport Services Group Inc *	9,265	200
Alamo Group Inc	540	56
Alaska Air Group Inc	3,400	116
American Superconductor Corp *	20,037	145
American Woodmark Corp *	4,300	270
Apogee Enterprises Inc	6,500	134
Applied Industrial Technologies Inc	1,500	87
ArcBest Corp	9,000	202
Arcosa Inc	1,600	61
ASGN Inc *	4,185	258
Atkore International Group Inc *	20,100	539
Atlas Air Worldwide Holdings Inc *	7,700	301
Avis Budget Group Inc *(A)	10,900	235
Barrett Business Services Inc	800	41
Blue Bird Corp *	6,917	99
BMC Stock Holdings Inc *	10,190	267
Briggs & Stratton Corp (A)	21,100	35
BrightView Holdings Inc *	13,477	184
Brink’s Co/The	6,009	241
Builders FirstSource Inc *	21,300	443
CAI International Inc *	7,215	136
Casella Waste Systems Inc, Cl A *	3,999	204
CBIZ Inc *	6,400	145
CECO Environmental Corp *	14,178	75
Clean Harbors Inc *	3,200	190
Covenant Transportation Group Inc, Cl A *	5,320	67
CRA International Inc	17,652	713
Crane Co	3,900	217

6	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

Small Cap Fund (Continued)

May 31, 2020

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
CSW Industrials Inc	2,800	$200
Curtiss-Wright Corp	2,100	211
Deluxe Corp	7,700	180
Ducommun Inc *	8,545	275
DXP Enterprises Inc/TX *	9,490	167
Dycom Industries Inc *	2,810	118
Echo Global Logistics Inc *	6,380	132
EMCOR Group Inc	3,500	222
Energy Recovery Inc *	32,921	253
Ennis Inc	31,680	564
Enphase Energy Inc *	3,487	203
Exponent Inc	21,715	1,612
Federal Signal Corp	18,120	528
Forrester Research Inc *	1,800	57
Fortress Transportation and Infrastructure Investors LLC (B)	28,240	318
Franklin Covey Co *	8,580	183
FTI Consulting Inc *	2,300	277
Generac Holdings Inc *	15,598	1,736
Gibraltar Industries Inc *	2,080	92
GMS Inc *	10,500	215
Gorman-Rupp Co/The	3,340	102
Great Lakes Dredge & Dock Corp *	30,500	283
H&E Equipment Services Inc	2,780	48
Hawaiian Holdings Inc (A)	22,200	320
Heartland Express Inc	4,300	94
Heidrick & Struggles International Inc	13,430	298
Heritage-Crystal Clean Inc *	5,770	98
Herman Miller Inc	13,400	308
Hubbell Inc, Cl B	1,200	147
Huntington Ingalls Industries Inc	1,400	280
Huron Consulting Group Inc *	2,200	102
Hyster-Yale Materials Handling Inc	1,750	64
ICF International Inc	7,227	474
IES Holdings Inc *	1,200	28
Interface Inc, Cl A	27,300	232
JetBlue Airways Corp *(A)	30,300	305
John Bean Technologies Corp	4,955	407
Kadant Inc	600	58
Kelly Services Inc, Cl A	23,000	345
Kforce Inc	10,800	326
Kimball International Inc, Cl B	13,340	149
Knoll Inc	18,300	193
Landstar System Inc	2,100	244
Macquarie Infrastructure Corp	6,100	173
MasTec Inc *(A)	9,570	375
Mercury Systems Inc *	16,880	1,508
Meritor Inc *	24,400	497
Miller Industries Inc/TN	6,027	179
MRC Global Inc *	25,970	154
MSA Safety Inc	8,828	1,050
MYR Group Inc *	10,620	306

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
National Presto Industries Inc	500	$45
Northwest Pipe Co *	10,930	274
Park Aerospace Corp	21,290	258
Park-Ohio Holdings Corp	7,900	115
Patrick Industries Inc	7,000	363
PICO Holdings Inc *	1,000	8
Pitney Bowes Inc	24,650	58
Plug Power Inc *(A)	29,746	125
Powell Industries Inc	12,220	325
Primoris Services Corp	4,500	75
Proto Labs Inc *	1,549	196
Quad/Graphics Inc, Cl A	35,449	101
Quanex Building Products Corp	28,896	358
RBC Bearings Inc *	5,155	725
Resources Connection Inc	31,100	342
Rush Enterprises Inc, Cl A	3,400	142
Saia Inc *	3,046	330
Scorpio Bulkers Inc	2,576	45
SkyWest Inc	8,900	285
SP Plus Corp *	3,860	79
Spartan Motors Inc	14,643	250
Standex International Corp	1,200	63
Steelcase Inc, Cl A	15,500	179
Sterling Construction Co Inc *	7,340	66
Systemax Inc	1,700	36
Teledyne Technologies Inc *	1,100	412
Terex Corp	13,200	208
Tetra Tech Inc	3,700	292
Textainer Group Holdings Ltd *	12,060	99
Trex Co Inc *(A)	15,542	1,867
TriMas Corp *	4,400	104
Triton International Ltd/Bermuda	17,600	537
TrueBlue Inc *	2,800	43
Tutor Perini Corp *	8,163	86
UniFirst Corp/MA	900	162
Universal Logistics Holdings Inc	23,750	353
Upwork Inc *	10,793	134
US Ecology Inc	1,900	64
Vectrus Inc *	4,000	220
Veritiv Corp *	6,390	80
Wabash National Corp (A)	43,230	413
Watts Water Technologies Inc, Cl A	1,732	144
Werner Enterprises Inc	4,136	191
WESCO International Inc *	13,100	436
Willdan Group Inc *	2,990	73
WillScot Corp, Cl A *	24,545	327
Woodward	2,700	185

		34,366

Information Technology — 16.8%
2U Inc *	4,631	169
A10 Networks Inc *	31,450	214
ACM Research Inc, Cl A *	2,910	174

7	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

Small Cap Fund (Continued)

May 31, 2020

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Agilysys Inc *	20,500	$394
Amdocs Ltd	5,200	324
American Software Inc/GA, Cl A	26,400	514
Amkor Technology Inc *	36,100	382
Aspen Technology Inc *	2,200	232
Avalara Inc *	15,100	1,617
Avid Technology Inc *	20,590	145
Bel Fuse Inc, Cl B	10,088	95
Benchmark Electronics Inc	17,900	379
Bill.com Holdings Inc *(A)	1,987	138
Blackline Inc *	2,707	201
Box Inc, Cl A *	15,836	316
Brightcove Inc *	32,912	264
Calix Inc *	12,032	170
Casa Systems Inc *	22,796	99
Cass Information Systems Inc	1,900	77
CDK Global Inc	2,500	98
Cerence Inc *	5,085	152
ChannelAdvisor Corp *	3,300	46
Ciena Corp *	15,698	867
Cloudflare Inc, Cl A *	6,968	203
comScore Inc *	17,460	66
Comtech Telecommunications Corp	18,430	328
Conduent Inc *	41,080	98
Cornerstone OnDemand Inc *	3,785	146
CSG Systems International Inc	15,200	720
Diebold Nixdorf Inc *	18,340	88
Digi International Inc *	7,936	88
Digital Turbine Inc *	52,850	339
Diodes Inc *	12,700	618
DocuSign Inc, Cl A *	1,000	140
Dolby Laboratories Inc, Cl A	500	30
DSP Group Inc *	20,100	362
Dynatrace Inc *	6,245	240
Ebix Inc	6,628	149
EchoStar Corp, Cl A *	4,500	140
eGain Corp *	14,760	154
Endurance International Group Holdings Inc *	21,920	79
Entegris Inc	2,285	137
EPAM Systems Inc *	600	138
Euronet Worldwide Inc *	2,495	236
Everbridge Inc *	9,370	1,370
EVERTEC Inc	5,400	157
Evo Payments Inc, Cl A *	3,700	82
ExlService Holdings Inc *	3,940	241
Fair Isaac Corp *	1,000	403
Fastly Inc, Cl A *	5,235	226
FireEye Inc *	21,900	273
Five9 Inc *	5,206	542
FLIR Systems Inc	2,900	134
FormFactor Inc *	4,705	118

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Genpact Ltd	9,300	$334
GSI Technology Inc *	12,001	90
Hackett Group Inc/The	26,900	371
Harmonic Inc *	16,560	89
I3 Verticals Inc, Cl A *	1,700	49
II-VI Inc *(A)	11,569	550
Impinj Inc *	16,740	433
Inphi Corp *	1,847	232
Inseego Corp *(A)	13,137	140
Insight Enterprises Inc *	8,600	441
Intelligent Systems Corp *	900	29
International Money Express Inc *	17,860	197
J2 Global Inc	3,600	282
KEMET Corp	24,900	673
Kulicke & Soffa Industries Inc	5,000	112
Lattice Semiconductor Corp *	8,016	199
Leidos Holdings Inc	3,500	369
Limelight Networks Inc *	93,489	462
LivePerson Inc *(A)	18,055	676
ManTech International Corp/VA, Cl A	2,400	187
MAXIMUS Inc	7,501	540
Methode Electronics Inc	21,900	687
MicroStrategy Inc, Cl A *	900	112
Mitek Systems Inc *	24,864	232
MobileIron Inc *	17,128	77
Model N Inc *	3,700	119
Monolithic Power Systems Inc	9,188	1,927
Napco Security Technologies Inc *	8,031	182
National Instruments Corp	4,000	155
NeoPhotonics Corp *	41,070	356
NIC Inc	8,900	214
nLight Inc *	4,410	95
Nova Measuring Instruments Ltd *	13,110	625
Novanta Inc *	7,580	779
Nuance Communications Inc *	11,353	260
NVE Corp	500	30
OSI Systems Inc *	1,100	83
PC Connection Inc	2,200	95
PDF Solutions Inc *	9,800	167
Pegasystems Inc	1,290	123
Perficient Inc *	14,390	490
Photronics Inc *	6,900	83
Power Integrations Inc	3,158	342
Progress Software Corp	4,100	166
Proofpoint Inc *	1,838	214
QAD Inc, Cl A	3,410	156
Qualys Inc *	1,825	210
Rambus Inc *	9,500	148
Ribbon Communications Inc *	16,690	73
RingCentral Inc, Cl A *	4,870	1,336
Sanmina Corp *	14,000	373
ScanSource Inc *	9,300	229

8	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

Small Cap Fund (Continued)

May 31, 2020

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Science Applications International Corp	2,500	$220
Silicon Laboratories Inc *	9,360	877
SMART Global Holdings Inc *	7,700	206
Smartsheet Inc, Cl A *	2,960	171
SPS Commerce Inc *	5,472	373
Switch Inc, Cl A (A)	33,804	646
Sykes Enterprises Inc *	16,400	447
Telenav Inc *	42,380	210
TTEC Holdings Inc	1,600	68
TTM Technologies Inc *	18,900	219
Tucows Inc, Cl A *	1,000	60
Tyler Technologies Inc *	1,100	413
Upland Software Inc *	1,200	41
Veeco Instruments Inc *	10,306	121
Verint Systems Inc *	1,800	83
Viavi Solutions Inc *	94,655	1,097
Vishay Intertechnology Inc	23,300	379
Vishay Precision Group Inc *	6,500	154
WNS Holdings Ltd ADR *	9,080	439
Xperi Corp	17,200	237
Zix Corp *	37,990	255
Zscaler Inc *(A)	1,630	160

		38,581

Materials — 3.4%
AdvanSix Inc *	13,000	154
Alamos Gold Inc, Cl A	19,472	158
American Vanguard Corp	5,780	77
Balchem Corp	2,300	232
Boise Cascade Co	800	27
Cabot Corp	9,000	321
Century Aluminum Co *	32,130	192
Clearwater Paper Corp *	2,770	80
Cleveland-Cliffs Inc (A)	53,900	281
Commercial Metals Co	13,900	239
Domtar Corp	7,600	155
Flotek Industries Inc *	49,070	48
Forterra Inc *	30,850	272
Greif Inc, Cl A	21,600	734
Hawkins Inc	1,400	60
Koppers Holdings Inc *	14,490	240
Kronos Worldwide Inc (A)	12,500	122
Materion Corp	2,100	110
Myers Industries Inc	24,327	331
Neenah Inc	1,110	56
NewMarket Corp	500	218
Novagold Resources Inc *	34,815	333
O-I Glass Inc, Cl I	19,700	151
PH Glatfelter Co	3,270	50
Rayonier Advanced Materials Inc	1,100	2
Resolute Forest Products Inc *	48,200	90
Royal Gold Inc	3,000	400
Ryerson Holding Corp *	11,752	59

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Schnitzer Steel Industries Inc, Cl A	26,320	$413
Schweitzer-Mauduit International Inc	8,200	249
Scotts Miracle-Gro Co/The, Cl A	1,249	178
Silgan Holdings Inc	18,660	624
SunCoke Energy Inc	21,620	74
Tredegar Corp	28,680	439
Trinseo SA	11,200	230
UFP Technologies Inc *	800	36
Verso Corp	20,540	295

		7,730

Real Estate — 5.5%
Alexander’s Inc ‡	200	52
American Assets Trust Inc ‡	3,700	97
Americold Realty Trust ‡	13,205	472
Armada Hoffler Properties Inc ‡	6,700	58
Ashford Hospitality Trust Inc ‡	51,500	36
Braemar Hotels & Resorts Inc ‡	28,000	95
Camden Property Trust ‡	3,200	293
CatchMark Timber Trust Inc, Cl A ‡	12,910	101
CBL & Associates Properties Inc ‡(A)	25,200	8
Cedar Realty Trust Inc ‡(A)	133,100	99
Chatham Lodging Trust ‡	19,300	130
City Office REIT Inc ‡	6,300	58
Community Healthcare Trust Inc ‡	700	26
CoreCivic Inc ‡	22,000	265
CorEnergy Infrastructure Trust Inc ‡	14,670	147
CorePoint Lodging Inc ‡	10,180	40
CTO Realty Growth Inc	1,273	53
DiamondRock Hospitality Co ‡	31,700	190
Douglas Emmett Inc ‡	7,300	214
EastGroup Properties Inc ‡	2,100	244
Equity Commonwealth ‡	8,400	283
Equity LifeStyle Properties Inc ‡	6,000	374
Franklin Street Properties Corp ‡	45,400	242
Getty Realty Corp ‡	4,300	114
Gladstone Commercial Corp ‡	14,630	262
Gladstone Land Corp ‡	9,326	135
Global Medical REIT Inc ‡	14,840	159
Global Net Lease Inc ‡	18,300	257
Healthcare Realty Trust Inc ‡	2,000	61
Hersha Hospitality Trust, Cl A ‡	11,300	57
Highwoods Properties Inc ‡	2,200	84
Independence Realty Trust Inc ‡	9,700	96
Industrial Logistics Properties Trust ‡	22,400	420
Investors Real Estate Trust ‡	1,440	102
Kite Realty Group Trust ‡	34,700	337
Life Storage Inc ‡	2,300	224
LTC Properties Inc ‡	3,500	129
Medical Properties Trust Inc ‡	16,054	290
Monmouth Real Estate Investment Corp, Cl A ‡	9,300	121
National Storage Affiliates Trust ‡	5,200	156

9	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

Small Cap Fund (Continued)

May 31, 2020

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
NexPoint Residential Trust Inc ‡	2,000	$64
Office Properties Income Trust ‡	17,700	448
One Liberty Properties Inc ‡	2,100	33
Outfront Media Inc ‡	34,100	479
Paramount Group Inc ‡	12,500	96
Piedmont Office Realty Trust Inc, Cl A ‡	21,300	355
Preferred Apartment Communities Inc, Cl A ‡	15,000	105
PS Business Parks Inc ‡	1,500	200
QTS Realty Trust Inc, Cl A ‡	2,988	205
RE/MAX Holdings Inc, Cl A	10,200	286
Realogy Holdings Corp (A)	16,700	101
Redfin Corp *	6,413	192
Retail Value Inc ‡	7,754	90
Rexford Industrial Realty Inc ‡	24,635	981
RMR Group Inc/The, Cl A	1,800	49
Sabra Health Care ‡	13,200	178
Safehold Inc ‡	1,200	66
Saul Centers Inc ‡	1,400	43
Seritage Growth Properties ‡	3,130	25
Service Properties Trust ‡	21,900	148
SITE Centers Corp ‡	30,000	170
Spirit Realty Capital Inc ‡	2,900	82
Summit Hotel Properties Inc ‡(A)	39,900	249
Sun Communities Inc ‡	2,700	370
Tanger Factory Outlet Centers Inc ‡(A)	17,600	108
Tejon Ranch Co *	5,600	80
Terreno Realty Corp ‡	500	26
UMH Properties Inc ‡	8,430	105
Uniti Group Inc ‡	49,300	407
Universal Health Realty Income Trust ‡	1,300	121
Urstadt Biddle Properties Inc, Cl A ‡	4,300	55
Whitestone REIT, Cl B ‡	4,000	25

		12,523

Utilities — 3.1%
ALLETE Inc	3,400	200
American States Water Co	1,800	148
Artesian Resources Corp, Cl A	4,150	146
Atlantic Power Corp *	100,260	211
Atmos Energy Corp	3,200	329
Black Hills Corp	4,100	253
Chesapeake Utilities Corp	1,500	136
Consolidated Water Co Ltd	18,340	272
Genie Energy Ltd, Cl B	31,950	275
Hawaiian Electric Industries Inc	6,900	272
IDACORP Inc	2,800	261
MDU Resources Group Inc	20,800	453
Middlesex Water Co	1,700	115
National Fuel Gas Co (A)	24,500	1,028
NorthWestern Corp	3,800	228
NRG Energy Inc	7,800	281
OGE Energy Corp	4,600	144
ONE Gas Inc	3,400	285

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Ormat Technologies Inc	3,300	$240
Pinnacle West Capital Corp	3,900	304
PNM Resources Inc	1,000	41
Portland General Electric Co	6,000	283
Pure Cycle Corp *	33,692	342
Southwest Gas Holdings Inc	1,400	106
Spark Energy Inc, Cl A	4,670	38
Spire Inc	3,700	270
UGI Corp	2,200	70
Unitil Corp	3,340	161
Vistra Energy Corp	2,700	55
York Water Co/The	2,770	123

		7,070

Total Common Stock (Cost $226,355) ($ Thousands)		225,032

	Number of Rights
RIGHTS — 0.0%
Media General Inc CVR ‡‡(C)	1,155	—

Total Rights (Cost $—) ($ Thousands)		—

	Shares
AFFILIATED PARTNERSHIP — 8.5%
SEI Liquidity Fund, L.P.
0.290% **†(D)	19,346,823	19,356

Total Affiliated Partnership (Cost $19,348) ($ Thousands)		19,356

CASH EQUIVALENT — 1.2%
SEI Daily Income Trust, Government Fund, Cl F
0.090% **†	2,844,686	2,845

Total Cash Equivalent (Cost $2,845) ($ Thousands)		2,845

Total Investments in Securities — 108.0% (Cost $248,548) ($ Thousands)		$247,233

Percentages are based on Net Assets of $228,900 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2020.

†	Investment in Affiliated Security (See Note 6).

‡	Real Estate Investment Trust.

‡‡	Expiration date not available.

(A)	Certain securities or partial positions of certain securities are on loan at May 31, 2020 (See Note 12). The total market value of securities on loan at May 31, 2020 was $18,751 ($ Thousands).

10	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

Small Cap Fund (Concluded)

May 31, 2020

(B)	Security is a Master Limited Partnership. At May 31, 2020, such securities amounted to $318 ($ Thousands), or 0.1% of the net assets (See Note 2).

(C)	Level 3 security in accordance with fair value hierarchy.

(D)	This security was purchased with cash collateral held from securities on loan (See Note 12). The total market value of such securities as of May 31, 2020 was $19,356 ($ Thousands).

ADR — American Depositary Receipt

Cl — Class

CVR — Contingent Value Rights

LLC — Limited Liability Company

L.P. — Limited Partnership

Ltd. — Limited

PLC — Public Limited Company

REIT — Real Estate investment Trust

The following is a list of the level of inputs used as of May 31, 2020, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)(1)	Total ($)
Common Stock	225,032	—	—	225,032
Rights	—	—	–^	—
Affiliated Partnership	—	19,356	—	19,356
Cash Equivalent	2,845	—	—	2,845

Total Investments in Securities	227,877	19,356	—	247,233

(1)	A reconciliation of Level 3 instruments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

^	Securities round to an amount less than $500.

For the year ended May 31, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2020 ($ Thousands):

Security Description	Value 5/31/2019	Purchases at Cost	Proceeds from Sales	Realized Gain	Change in Unrealized Appreciation	Value 5/31/2020	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$20,292	$96,977	$(97,922)	$1	$8	$19,356	19,346,823	$89	$—
SEI Daily Income Trust, Government Fund, Cl F	11,271	106,847	(115,273)	—	—	2,845	2,844,686	111	—

Totals	$31,563	$203,824	$(213,195)	$1	$8	$22,201		$200	$—

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

11	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

Small Cap II Fund

May 31, 2020

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 97.2%

Communication Services — 2.6%
Anterix Inc *	6,158	$330
Bandwidth Inc, Cl A *(A)	3,701	410
Boingo Wireless Inc *	13,970	191
Cable One Inc	479	904
Cars.com Inc *	19,890	123
Cinemark Holdings Inc	17,759	267
Cogent Communications Holdings Inc	20,658	1,581
comScore Inc *	22,620	85
Consolidated Communications Holdings Inc *	18,570	113
Entercom Communications Corp, Cl A	33,310	56
Eventbrite Inc, Cl A *(A)	25,140	217
EverQuote Inc, Cl A *(A)	8,274	446
Liberty TripAdvisor Holdings Inc, Cl A *	36,087	86
National CineMedia Inc	39,357	108
Nexstar Media Group Inc, Cl A	20,442	1,703
Ooma Inc *	10,810	136
QuinStreet Inc *	17,700	179
Shenandoah Telecommunications Co	6,356	334
TechTarget Inc *	8,751	241
TrueCar Inc *	27,960	75
Zynga Inc, Cl A *	58,687	537

		8,122

Consumer Discretionary — 13.8%
Aaron’s Inc	20,887	771
American Axle & Manufacturing Holdings Inc *	16,520	117
American Eagle Outfitters Inc (A)	195,779	1,793
American Outdoor Brands Corp *	22,750	269
American Public Education Inc *	14,852	467
America’s Car-Mart Inc/TX *	4,270	340
Beazer Homes USA Inc *	10,700	105
BJ’s Restaurants Inc	18,130	394
Bloomin’ Brands Inc (A)	280,583	3,201
Brinker International Inc	58,046	1,530
Brunswick Corp/DE	7,252	399
Caleres Inc	8,610	62
Callaway Golf Co (A)	60,557	928
Camping World Holdings Inc, Cl A (A)	17,381	368
Carriage Services Inc, Cl A	14,932	280
Carter’s Inc	12,409	1,066
Cato Corp/The, Cl A	23,010	223
Cheesecake Factory Inc/The (A)	86,570	1,859
Chegg Inc *	8,810	538
Chico’s FAS Inc	26,270	36
Chuy’s Holdings Inc *	16,125	258
Clarus Corp	20,241	213
Cooper-Standard Holdings Inc *	9,665	101
Core-Mark Holding Co Inc	32,857	919
Darden Restaurants Inc	4,609	354
Dave & Buster’s Entertainment Inc (A)	198,418	2,617

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Delta Apparel Inc *	6,214	$76
Denny’s Corp *	6,150	67
Dick’s Sporting Goods Inc	34,035	1,227
Domino’s Pizza Inc	2,510	968
DraftKings Inc, Cl A *(A)	12,359	491
Dunkin’ Brands Group Inc	4,028	257
El Pollo Loco Holdings Inc *	25,560	354
Eldorado Resorts Inc *(A)	13,125	465
Ethan Allen Interiors Inc	22,140	250
Etsy Inc *	4,307	349
Everi Holdings Inc *	14,000	87
Fiesta Restaurant Group Inc *	11,640	96
Fox Factory Holding Corp *	2,387	172
Genesco Inc *	7,880	146
Golden Entertainment Inc *	9,730	119
Grand Canyon Education Inc *	2,740	267
Green Brick Partners Inc *	21,160	226
Haverty Furniture Cos Inc	6,290	109
Hibbett Sports Inc *	14,570	282
Houghton Mifflin Harcourt Co *	26,139	40
Hudson Ltd, Cl A *	11,167	56
Johnson Outdoors Inc, Cl A	1,040	81
Lands’ End Inc *	17,160	108
Malibu Boats Inc, Cl A *	3,748	177
Michaels Cos Inc/The *	16,310	63
Modine Manufacturing Co *	371,385	1,987
Monro Inc (A)	12,962	714
Murphy USA Inc *	16,507	1,916
Noodles & Co, Cl A *	18,720	110
Ollie’s Bargain Outlet Holdings Inc *(A)	5,154	471
Oxford Industries Inc (A)	7,783	332
Papa John’s International Inc (A)	4,402	343
Peloton Interactive Inc, Cl A *	8,996	380
Penn National Gaming Inc *(A)	15,628	513
PlayAGS Inc *	48,701	254
Pool Corp	3,682	991
Potbelly Corp *	34,762	73
PulteGroup Inc	17,042	579
Regis Corp *	8,710	92
Ruth’s Hospitality Group Inc	7,170	58
Sally Beauty Holdings Inc *(A)	65,051	848
Shutterstock Inc	7,289	276
Signet Jewelers Ltd	9,770	103
Skechers USA Inc, Cl A *	32,688	1,024
Sportsman’s Warehouse Holdings Inc *	48,123	538
Stamps.com Inc *	1,709	339
Steven Madden Ltd	13,004	306
Tenneco Inc, Cl A *	11,610	78
Texas Roadhouse Inc, Cl A	6,312	327
Tilly’s Inc, Cl A	37,200	190
Tractor Supply Co	7,762	947
Universal Electronics Inc *	1,740	79

1	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

Small Cap II Fund (Continued)

May 31, 2020

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Urban Outfitters Inc *	74,565	$1,263
Vera Bradley Inc *	18,700	98
Vista Outdoor Inc *	57,851	562
Weyco Group Inc	5,330	99
Williams-Sonoma Inc (A)	4,261	355
Wingstop Inc	3,609	440
Winmark Corp	674	97
YETI Holdings Inc *(A)	13,555	435
Zumiez Inc *	8,060	196

		43,154

Consumer Staples — 6.2%
Andersons Inc/The	21,179	275
BJ’s Wholesale Club Holdings Inc *	37,401	1,346
Boston Beer Co Inc/The, Cl A *(A)	1,017	574
Calavo Growers Inc (A)	12,853	752
Cal-Maine Foods Inc	14,700	655
Casey’s General Stores Inc	5,320	850
Celsius Holdings Inc *(A)	43,986	408
Central Garden & Pet Co, Cl A *	12,030	441
Chefs’ Warehouse Inc/The *	4,360	65
Church & Dwight Co Inc	11,791	885
Darling Ingredients Inc *	84,317	1,965
Freshpet Inc *	7,695	594
Hain Celestial Group Inc/The *	39,174	1,233
Hostess Brands Inc, Cl A *	71,345	862
Ingles Markets Inc, Cl A	1,270	54
J&J Snack Foods Corp	6,286	809
John B Sanfilippo & Son Inc	1,140	99
Lamb Weston Holdings Inc	6,943	417
Landec Corp *	5,620	60
Lifevantage Corp *	31,642	484
Medifast Inc (A)	7,655	783
MGP Ingredients Inc (A)	12,600	473
Natural Grocers by Vitamin Cottage Inc	30,320	437
Pilgrim’s Pride Corp *	57,782	1,195
Sanderson Farms Inc	6,322	835
SpartanNash Co	10,060	215
Spectrum Brands Holdings Inc	10,009	474
Sprouts Farmers Market Inc *	13,667	343
TreeHouse Foods Inc *	28,261	1,490
United Natural Foods Inc *	8,850	173
Village Super Market Inc, Cl A	6,780	162

		19,408

Energy — 2.1%
Berry Corp	27,960	119
Bonanza Creek Energy Inc *	5,217	88
Cabot Oil & Gas Corp, Cl A	71,913	1,427
Cimarex Energy Co	46,916	1,233
Clean Energy Fuels Corp *	42,160	88
Contura Energy Inc *	21,435	82
Delek US Holdings Inc (A)	18,980	373

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
DMC Global Inc (A)	14,878	$425
Dorian LPG Ltd *	10,120	83
Evolution Petroleum Corp	45,697	112
GasLog Ltd	18,610	64
Green Plains Inc	11,670	100
Liberty Oilfield Services Inc, Cl A	21,270	110
National Energy Services Reunited Corp *	16,050	91
NCS Multistage Holdings Inc *	59,209	31
NexTier Oilfield Solutions Inc *	47,342	137
Nordic American Tankers Ltd	11,740	54
Oceaneering International Inc *	10,950	70
Oil States International Inc *	28,790	122
Parsley Energy Inc, Cl A	21,847	200
PDC Energy Inc *	7,433	91
Peabody Energy Corp	24,590	77
Phillips 66 Partners LP (B)	12,989	580
RigNet Inc *	42,899	42
Select Energy Services Inc, Cl A *	50,755	301
Solaris Oilfield Infrastructure Inc, Cl A	11,800	82
Talos Energy Inc *	17,020	207
Tidewater Inc *	9,700	46
W&T Offshore Inc *	50,820	133

		6,568

Financials — 15.6%
Affiliated Managers Group Inc	5,827	388
Amalgamated Bank, Cl A	13,720	154
American Equity Investment Life Holding Co	123,130	2,671
AMERISAFE Inc	1,460	90
Anworth Mortgage Asset Corp	96,150	140
Ares Commercial Real Estate Corp	26,020	194
Atlantic Capital Bancshares Inc *	11,071	126
B Riley Financial Inc	5,224	100
Banco Latinoamericano de Comercio Exterior SA, Cl E	6,740	79
Bancorp Inc/The *	24,384	215
Bank of Marin Bancorp	6,490	218
Bank of NT Butterfield & Son Ltd/The	35,098	857
Bank OZK (A)	31,734	714
BankUnited Inc	130,833	2,418
Benefytt Technologies Inc, Cl A *(A)	22,298	438
Blackstone Mortgage Trust Inc, Cl A ‡(A)	39,713	937
Bridgewater Bancshares Inc *	11,187	117
Capital Bancorp Inc *	5,473	62
Capstead Mortgage Corp ‡	18,250	92
Carter Bank & Trust	12,723	90
Central Pacific Financial Corp	9,730	157
Cherry Hill Mortgage Investment Corp	10,723	93
CNO Financial Group Inc	173,400	2,488
Cohen & Steers Inc	17,342	1,102
Crawford & Co, Cl A	24,180	146
Curo Group Holdings Corp	12,570	84
Customers Bancorp Inc *	7,680	85

2	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

Small Cap II Fund (Continued)

May 31, 2020

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Dime Community Bancshares Inc	5,820	$84
Discover Financial Services	15,888	755
Donegal Group Inc, Cl A	10,560	150
Dynex Capital Inc (A)	52,362	673
Enova International Inc *	7,760	110
ESSA Bancorp Inc	5,750	83
Exantas Capital Corp ‡	40,610	81
EZCORP Inc, Cl A *	42,500	219
FactSet Research Systems Inc	3,407	1,048
Farmers National Banc Corp	13,160	155
First Bancshares Inc/The	1,360	29
First Commonwealth Financial Corp	149,129	1,220
First Community Bankshares Inc	11,860	253
First Financial Corp/IN	3,860	135
First Horizon National Corp (A)	181,290	1,695
First of Long Island Corp/The	8,291	127
Flushing Financial Corp	17,020	193
FNB Corp/PA	386,286	2,862
Foley Trasimene Acquisition Corp *	27,657	283
Globe Life Inc	9,153	705
Goosehead Insurance Inc, Cl A *(A)	6,102	366
Granite Point Mortgage Trust Inc	9,290	46
Great Western Bancorp Inc	70,170	999
Greenhill & Co Inc	8,850	88
Greenlight Capital Re Ltd, Cl A *	12,610	91
Hanmi Financial Corp	8,160	74
Hanover Insurance Group Inc/The	3,454	347
HarborOne Bancorp Inc *	45,950	366
HBT Financial Inc	16,370	208
HCI Group Inc	6,520	292
Hercules Capital (A)	89,740	1,000
Heritage Commerce Corp	9,157	74
Heritage Insurance Holdings Inc	11,840	148
Home BancShares Inc/AR	45,995	666
HomeTrust Bancshares Inc	9,480	146
Houlihan Lokey Inc, Cl A	6,713	406
IBERIABANK Corp	19,259	817
Independent Bank Corp/MI	5,620	78
Kemper Corp	10,651	675
Kinsale Capital Group Inc	2,522	377
Lincoln National Corp	30,602	1,161
Macatawa Bank Corp	23,766	176
MarketAxess Holdings Inc	1,949	991
Mercantile Bank Corp	4,473	103
MGIC Investment Corp	74,705	613
Morningstar Inc	1,811	278
National General Holdings Corp	120,095	2,438
Nicolet Bankshares Inc *	1,090	61
NMI Holdings Inc, Cl A *	19,030	292
OFG Bancorp	71,015	863
On Deck Capital Inc *	79,974	60
Oportun Financial Corp *	3,130	30

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Oppenheimer Holdings Inc, Cl A	7,320	$155
Palomar Holdings Inc, Cl A *	5,641	420
PCSB Financial Corp	12,810	171
Peapack-Gladstone Financial Corp	8,958	169
PennantPark Investment Corp	41,248	135
Peoples Bancorp Inc/OH	18,930	425
Pinnacle Financial Partners Inc	6,917	276
PJT Partners Inc	1,110	61
Prosperity Bancshares Inc	11,684	764
Provident Bancorp Inc	10,665	91
Pzena Investment Management Inc, Cl A	19,866	81
RBB Bancorp	12,920	166
Ready Capital Corp	16,158	95
Regional Management Corp *	4,249	67
Richmond Mutual BanCorp Inc	8,117	90
Safeguard Scientifics Inc	35,402	224
Sterling Bancorp/DE	88,365	1,087
TriCo Bancshares	1,870	53
TriState Capital Holdings Inc *	7,680	115
Umpqua Holdings Corp	222,251	2,531
Univest Financial Corp	60,025	987
Waterstone Financial Inc	30,410	453
Western Alliance Bancorp	8,695	332
Westwood Holdings Group Inc	5,410	96
WisdomTree Investments Inc	107,830	322

		48,811

Health Care — 18.0%
ACADIA Pharmaceuticals Inc *(A)	10,633	528
Accelerate Diagnostics Inc *(A)	8,451	71
Acceleron Pharma Inc *	5,313	525
Accuray Inc *	42,740	90
Adaptive Biotechnologies Corp *	4,247	164
Aduro Biotech Inc *	22,270	73
Adverum Biotechnologies Inc *	15,390	318
Affimed NV *	89,520	294
Agenus Inc *	116,530	435
Akebia Therapeutics Inc *	22,816	266
Albireo Pharma Inc *	13,485	361
Allogene Therapeutics Inc *(A)	6,105	294
Amedisys Inc *	1,781	342
AMN Healthcare Services Inc *	12,540	556
AnaptysBio Inc *	5,570	106
AngioDynamics Inc *	16,169	165
Anika Therapeutics Inc *	13,520	453
Antares Pharma Inc *	50,750	146
Arcus Biosciences Inc *	8,143	255
Argenx SE ADR *	1,436	315
Arvinas Inc *	3,686	123
Assembly Biosciences Inc *	3,470	68
Atreca Inc, Cl A *	5,651	104
AtriCure Inc *	8,179	391
Atrion Corp	100	64

3	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

Small Cap II Fund (Continued)

May 31, 2020

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Avid Bioservices Inc *	62,680	$366
Axogen Inc *	18,645	181
Axsome Therapeutics Inc *(A)	3,845	296
BioCryst Pharmaceuticals Inc *(A)	81,676	367
BioDelivery Sciences International Inc *	100,740	482
Biohaven Pharmaceutical Holding Co Ltd *(A)	6,450	403
BioSpecifics Technologies Corp *	7,536	469
BioTelemetry Inc *(A)	14,882	702
Cabaletta Bio Inc *	4,130	35
Calithera Biosciences Inc *	26,050	152
Cantel Medical Corp (A)	15,206	640
Cardiovascular Systems Inc *	4,718	183
CareDx Inc *	12,171	391
Castle Biosciences Inc *	14,058	540
Catalyst Pharmaceuticals Inc *	95,100	410
Cerecor Inc *	34,650	112
Charles River Laboratories International Inc *	2,050	368
Chembio Diagnostics Inc *(A)	26,820	258
Chemed Corp	2,199	1,052
ChemoCentryx Inc *	7,260	453
Chiasma Inc *	29,285	183
Community Health Systems Inc *	19,440	61
Computer Programs and Systems Inc	14,746	326
Cross Country Healthcare Inc *	20,480	124
CryoLife Inc *	7,281	166
Cue Biopharma Inc *	8,310	230
Cutera Inc *	15,850	210
Cytokinetics Inc *	14,577	302
CytomX Therapeutics Inc *	11,270	100
CytoSorbents Corp *(A)	30,662	313
DBV Technologies SA ADR *	25,967	126
Deciphera Pharmaceuticals Inc *	4,216	247
Eagle Pharmaceuticals Inc/DE *	1,610	83
Eiger BioPharmaceuticals Inc *	14,249	172
Emergent BioSolutions Inc *	5,490	458
Encompass Health Corp	12,437	911
Endologix Inc *(A)	32,696	24
Ensign Group Inc/The	23,448	1,025
Envista Holdings Corp *	57,174	1,209
Enzo Biochem Inc *	31,280	89
Evolent Health Inc, Cl A *	19,760	175
Exelixis Inc *	12,893	319
Fate Therapeutics Inc *	10,999	357
Flexion Therapeutics Inc *	29,747	340
Fulcrum Therapeutics Inc *	4,907	98
G1 Therapeutics Inc *	32,520	552
GenMark Diagnostics Inc *	30,186	286
Halozyme Therapeutics Inc *	18,786	456
Hanger Inc *	4,460	82
Harpoon Therapeutics Inc *	2,160	47

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
HealthEquity Inc *	2,414	$150
HealthStream Inc *	2,150	49
Heron Therapeutics Inc *(A)	13,951	254
Heska Corp *	2,370	208
Horizon Therapeutics Plc *	7,763	394
iCAD Inc *	28,347	333
Immunomedics Inc *(A)	25,330	851
Inspire Medical Systems Inc *	3,769	307
Insulet Corp *	1,417	267
Integra LifeSciences Holdings Corp *	35,077	1,828
Intersect ENT Inc *	7,300	81
Invacare Corp	17,940	111
Iovance Biotherapeutics Inc *	16,076	516
iRhythm Technologies Inc *	4,126	513
Joint Corp/The *	9,670	146
Jounce Therapeutics Inc *	26,200	141
Kala Pharmaceuticals Inc *(A)	30,828	380
Karuna Therapeutics Inc *(A)	2,906	273
Karyopharm Therapeutics Inc *	14,143	262
Kindred Biosciences Inc *	18,146	78
Kiniksa Pharmaceuticals Ltd, Cl A *(A)	9,995	209
Kodiak Sciences Inc *(A)	3,473	224
Kura Oncology Inc *	21,480	367
Lantheus Holdings Inc *	21,210	291
LeMaitre Vascular Inc	5,840	157
Liquidia Technologies Inc *(A)	32,486	300
Livongo Health Inc *(A)	10,171	610
Luminex Corp	27,717	864
Lyra Therapeutics Inc *	6,234	99
Magellan Health Inc *	10,957	822
Marinus Pharmaceuticals Inc *	45,287	115
Masimo Corp *	1,113	267
MEDNAX Inc *(A)	25,245	392
MeiraGTx Holdings plc *	13,743	204
Meridian Bioscience Inc *	33,900	524
Merit Medical Systems Inc *	14,136	636
Mersana Therapeutics Inc *	10,230	232
Momenta Pharmaceuticals Inc *	13,481	424
Mustang Bio Inc *	27,967	104
MyoKardia Inc *	3,563	364
Natera Inc *	8,926	391
Nevro Corp *(A)	3,381	425
NextCure Inc *	4,516	141
Novavax Inc *	7,949	366
NuVasive Inc *	12,164	737
OraSure Technologies Inc *	25,436	370
Orchard Therapeutics plc ADR *	16,107	153
ORIC Pharmaceuticals Inc *(A)	6,452	187
Owens & Minor Inc	60,350	479
Pacific Biosciences of California Inc *	20,200	71
Personalis Inc *	15,320	181
Pfenex Inc *	49,190	360

4	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

Small Cap II Fund (Continued)

May 31, 2020

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Pieris Pharmaceuticals Inc *	36,568	$132
Precision BioSciences Inc *	24,896	175
Prestige Consumer Healthcare Inc *	27,068	1,142
Prevail Therapeutics Inc *	5,960	99
Principia Biopharma Inc *	5,280	337
Protagonist Therapeutics Inc *	13,429	222
Prothena Corp PLC *	11,320	121
Puma Biotechnology Inc *	12,560	128
Quest Diagnostics Inc	7,718	913
Quidel Corp *	5,007	876
Recro Pharma Inc *	26,310	119
Repligen Corp *	4,042	529
ResMed Inc	6,477	1,042
Revance Therapeutics Inc *(A)	11,896	249
Rigel Pharmaceuticals Inc *	206,610	404
Scholar Rock Holding Corp *	14,410	265
Sientra Inc *	25,710	100
SIGA Technologies Inc *	34,601	207
Silk Road Medical Inc *(A)	3,150	121
Spectrum Pharmaceuticals Inc *	26,270	77
Spero Therapeutics Inc *	10,270	121
SpringWorks Therapeutics Inc *(A)	5,056	192
STERIS PLC	6,339	1,052
Surgery Partners Inc *	9,650	129
Surmodics Inc *	3,790	140
Sutro Biopharma Inc *	6,560	66
Syndax Pharmaceuticals Inc *	15,570	252
Syneos Health Inc, Cl A *	8,142	497
Synlogic Inc *	33,570	84
Syros Pharmaceuticals Inc *	20,330	199
Tandem Diabetes Care Inc *	7,245	602
TCR2 Therapeutics Inc *(A)	16,955	171
Teladoc Health Inc *(A)	4,282	745
TG Therapeutics Inc *(A)	17,948	335
US Physical Therapy Inc	8,041	596
Vapotherm Inc *	18,485	492
Veracyte Inc *	13,625	340
Vericel Corp *	24,460	352
Verrica Pharmaceuticals Inc *	10,559	121
Viela Bio Inc *(A)	3,500	164
Viking Therapeutics Inc *(A)	31,931	228
Vocera Communications Inc *	12,402	243
Voyager Therapeutics Inc *	21,300	258
Xeris Pharmaceuticals Inc *	31,005	159

		56,442

Industrials — 14.2%
ABM Industries Inc	15,955	490
AECOM *	18,819	730
Alamo Group Inc	560	58
Altra Industrial Motion Corp	20,656	640
American Superconductor Corp *	25,823	187
Atlas Air Worldwide Holdings Inc *	32,409	1,266

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Blue Bird Corp *	9,025	$130
BWX Technologies Inc	35,468	2,219
CAI International Inc *	9,443	178
Casella Waste Systems Inc, Cl A *	6,262	319
CECO Environmental Corp *	19,210	102
Cimpress PLC *(A)	3,666	330
CIRCOR International Inc *	14,551	234
Clean Harbors Inc *	24,121	1,433
Covenant Transportation Group Inc, Cl A *	7,140	90
CRA International Inc	10,128	409
CSW Industrials Inc	1,370	98
Ducommun Inc *	8,170	263
DXP Enterprises Inc/TX *	11,960	211
Echo Global Logistics Inc *	28,141	583
EMCOR Group Inc	6,185	393
Energy Recovery Inc *	42,701	328
Enerpac Tool Group Corp, Cl A	22,547	404
Ennis Inc	23,530	419
EnPro Industries Inc	11,508	519
Exponent Inc	8,010	595
Forrester Research Inc *	10,541	331
Forward Air Corp (A)	4,358	217
Franklin Covey Co *	9,200	196
Generac Holdings Inc *	8,494	945
Gibraltar Industries Inc *	2,200	97
Gorman-Rupp Co/The	2,890	89
Graham Corp	13,531	155
Great Lakes Dredge & Dock Corp *	23,170	215
H&E Equipment Services Inc	2,930	50
Harsco Corp *	40,443	451
Heartland Express Inc	9,926	217
HEICO Corp	6,751	680
Heidrick & Struggles International Inc	16,910	375
Heritage-Crystal Clean Inc *	43,010	729
Hexcel Corp	12,777	462
Hillenbrand Inc	11,207	288
Hudson Technologies Inc *(A)	95,821	85
Huntington Ingalls Industries Inc	3,441	688
Huron Consulting Group Inc *	18,453	854
InnerWorkings Inc *	183,246	218
ITT Inc	19,138	1,104
JetBlue Airways Corp *(A)	164,485	1,656
John Bean Technologies Corp	5,813	478
Kelly Services Inc, Cl A	20,736	311
Kennametal Inc	6,690	186
Kimball International Inc, Cl B	17,280	193
Kirby Corp *	9,271	475
Korn Ferry	20,353	616
Landstar System Inc	5,653	657
Masonite International Corp *	8,086	537
Matson Inc	7,540	215
Middleby Corp/The *(A)	4,654	317

5	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

Small Cap II Fund (Continued)

May 31, 2020

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Miller Industries Inc/TN	6,199	$184
MRC Global Inc *	33,770	200
MSC Industrial Direct Co Inc, Cl A	12,199	846
MYR Group Inc *	10,520	303
Nordson Corp	6,194	1,167
Northwest Pipe Co *	13,960	350
Park Aerospace Corp	26,999	327
PICO Holdings Inc *	1,610	13
Pitney Bowes Inc	32,740	77
Plug Power Inc *(A)	63,817	269
Powell Industries Inc	14,110	375
Proto Labs Inc *	3,326	420
Quad/Graphics Inc, Cl A	18,100	52
Quanex Building Products Corp	30,005	372
Regal Beloit Corp	8,995	715
Resources Connection Inc	33,200	365
Ritchie Bros Auctioneers Inc	15,344	664
Ryder System Inc	19,592	671
Saia Inc *	3,270	355
Scorpio Bulkers Inc	3,450	60
Snap-on Inc (A)	5,211	676
SP Plus Corp *	14,241	290
Spartan Motors Inc	19,581	334
SPX FLOW Inc *	8,634	299
Standex International Corp	11,369	602
Sterling Construction Co Inc *	9,250	84
Team Inc *(A)	61,367	303
Tennant Co	7,088	453
Tetra Tech Inc	13,226	1,044
Textainer Group Holdings Ltd *	15,610	128
Toro Co/The	10,471	744
Trex Co Inc *(A)	4,769	573
TriNet Group Inc *	16,365	879
TrueBlue Inc *	26,079	403
Tutor Perini Corp *	10,944	115
Universal Logistics Holdings Inc	10,600	158
Vectrus Inc *	4,770	262
Veritiv Corp *	8,143	101
Wabash National Corp	30,940	295
Werner Enterprises Inc (A)	8,957	414
WESCO International Inc *	54,725	1,822
Willdan Group Inc *	3,970	97

		44,576

Information Technology — 14.5%
2U Inc *	29,283	1,068
A10 Networks Inc *	33,080	225
ACM Research Inc, Cl A *(A)	6,246	373
Actua Corp *(C)(D)	39,640	2
Agilysys Inc *	22,420	431
American Software Inc/GA, Cl A	36,096	702
Asure Software Inc *(A)	24,114	149
Avid Technology Inc *	26,610	188

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Badger Meter Inc (A)	13,607	$833
Belden Inc	7,752	264
Benefitfocus Inc *	49,985	636
Bill.com Holdings Inc *(A)	4,292	299
Blackline Inc *	5,847	434
Brightcove Inc *	35,827	288
Broadridge Financial Solutions Inc	7,434	900
Cabot Microelectronics Corp	7,044	1,020
CACI International Inc, Cl A *	5,695	1,428
Calix Inc *	25,986	366
Casa Systems Inc *	29,305	127
Cerence Inc *	15,382	460
ChannelAdvisor Corp *	17,075	238
Ciena Corp *	7,122	394
Cloudflare Inc, Cl A *	15,051	438
Cognex Corp	15,824	898
Comtech Telecommunications Corp	9,690	173
Conduent Inc *	53,450	128
CTS Corp	5,528	118
Diebold Nixdorf Inc *	23,260	111
Digi International Inc *	10,190	113
Digital Turbine Inc *	56,890	365
Diodes Inc *	13,989	680
DSP Group Inc *	22,370	403
Dynatrace Inc *	13,521	520
eGain Corp *	15,730	164
Endurance International Group Holdings Inc *	27,110	97
Enphase Energy Inc *(A)	7,481	435
Entegris Inc	4,935	295
Everbridge Inc *	2,694	394
ExlService Holdings Inc *	19,646	1,202
Fastly Inc, Cl A *(A)	11,307	488
Five9 Inc *	4,251	443
FLIR Systems Inc	6,223	287
FormFactor Inc *	10,156	256
GSI Technology Inc *	16,504	124
Hackett Group Inc/The	29,390	405
Harmonic Inc *	21,890	118
II-VI Inc *(A)	20,953	996
Impinj Inc *	18,960	490
Inphi Corp *	3,965	498
Inseego Corp *(A)	28,374	301
International Money Express Inc *	20,080	221
Jack Henry & Associates Inc	5,187	938
Lattice Semiconductor Corp *	17,313	431
Limelight Networks Inc *	634	3
Littelfuse Inc	4,451	723
LogMeIn Inc	7,617	647
MACOM Technology Solutions Holdings Inc *	45,205	1,435
ManTech International Corp/VA, Cl A	26,966	2,096
MAXIMUS Inc	11,450	825

6	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

Small Cap II Fund (Continued)

May 31, 2020

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Mimecast Ltd *	4,785	$200
Mitek Systems Inc *	26,537	248
MobileIron Inc *	23,401	106
Model N Inc *	6,665	214
Monolithic Power Systems Inc	1,704	357
Napco Security Technologies Inc *	10,228	232
NCR Corp *	90,575	1,635
NeoPhotonics Corp *	53,410	463
nLight Inc *	6,130	132
Nuance Communications Inc *	16,205	371
PDF Solutions Inc *	12,780	218
Pegasystems Inc	2,785	265
Ping Identity Holding Corp *	5,499	156
Pluralsight Inc, Cl A *(A)	27,013	563
Power Integrations Inc	12,171	1,319
QAD Inc, Cl A	6,976	319
Qualys Inc *(A)	3,943	455
Ribbon Communications Inc *	21,900	96
Semtech Corp *	8,119	432
Smartsheet Inc, Cl A *	6,392	369
SPS Commerce Inc *	5,520	376
Super Micro Computer Inc *	101,331	2,631
SVMK Inc *	13,625	275
Switch Inc, Cl A (A)	17,822	341
Telenav Inc *	53,710	266
Universal Display Corp	5,307	778
Upland Software Inc *	4,317	149
Veeco Instruments Inc *	12,045	141
Viavi Solutions Inc *	89,043	1,032
Virtusa Corp *	32,676	983
Workiva Inc, Cl A *	2,069	92
Zix Corp *	49,520	333
Zscaler Inc *(A)	3,498	343
Zuora Inc, Cl A *	19,364	233

		45,207

Materials — 4.6%
American Vanguard Corp	8,000	106
B2Gold Corp (A)	194,135	1,064
Cabot Corp	7,399	264
Century Aluminum Co *	135,385	807
Clearwater Paper Corp *	3,550	103
Commercial Metals Co	142,450	2,445
Domtar Corp	18,920	386
Flotek Industries Inc *	61,090	60
Forterra Inc *	38,330	338
Gold Resource Corp (A)	113,510	443
HB Fuller Co	14,097	530
Ingevity Corp *	7,410	390
Koppers Holdings Inc *	6,950	115
Livent Corp *(A)	68,874	464
Myers Industries Inc	25,357	345
Neenah Inc	1,170	59

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Novagold Resources Inc *	26,378	$252
O-I Glass Inc, Cl I	42,289	324
Olin Corp	35,275	424
PH Glatfelter Co	3,440	53
Quaker Chemical Corp	5,083	868
Ranpak Holdings Corp, Cl A *(A)	61,574	461
Ryerson Holding Corp *	14,881	74
Schnitzer Steel Industries Inc, Cl A	10,350	163
Scotts Miracle-Gro Co/The, Cl A	2,682	382
Sensient Technologies Corp	6,439	323
Silgan Holdings Inc	29,548	988
SunCoke Energy Inc	28,600	98
Tredegar Corp	3,130	48
Valvoline Inc	44,012	808
Verso Corp	26,860	386
WR Grace & Co	16,791	877

		14,448

Real Estate — 2.6%
Alexandria Real Estate Equities Inc ‡	6,194	952
Americold Realty Trust ‡	24,968	892
CatchMark Timber Trust Inc, Cl A ‡	8,860	70
Columbia Property Trust Inc ‡	53,680	683
CorEnergy Infrastructure Trust Inc ‡	4,540	45
CorePoint Lodging Inc ‡	13,380	53
Corporate Office Properties Trust ‡	35,809	894
CTO Realty Growth Inc	1,660	69
Gladstone Commercial Corp ‡	12,040	216
Gladstone Land Corp ‡	12,145	176
Global Medical REIT Inc ‡	13,420	144
Jernigan Capital Inc ‡(A)	12,811	155
Kennedy-Wilson Holdings Inc	50,436	707
Lexington Realty Trust, Cl B ‡	52,300	508
NexPoint Residential Trust Inc ‡	20,085	642
QTS Realty Trust Inc, Cl A ‡	9,760	670
RE/MAX Holdings Inc, Cl A	12,820	359
Redfin Corp *(A)	13,765	413
Retail Value Inc ‡	9,853	114
Seritage Growth Properties ‡	4,530	36
Tejon Ranch Co *	7,490	107
UMH Properties Inc ‡	5,530	69

		7,974

Utilities — 3.0%
Algonquin Power & Utilities Corp	77,175	1,080
American States Water Co	9,508	780
American Water Works Co Inc	7,934	1,008
Artesian Resources Corp, Cl A	3,900	137
Atlantic Power Corp *	130,930	275
Black Hills Corp	9,311	575
Consolidated Water Co Ltd	23,240	345
Genie Energy Ltd, Cl B	40,020	345

7	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

Small Cap II Fund (Continued)

May 31, 2020

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Hawaiian Electric Industries Inc	10,767	$425
IDACORP Inc	9,705	905
Portland General Electric Co	29,398	1,385
Pure Cycle Corp *	43,418	441
Spark Energy Inc, Cl A	8,640	71
Spire Inc	11,356	828
UGI Corp	25,546	813
Unitil Corp	1,190	57
York Water Co/The	1,130	50

		9,520

Total Common Stock (Cost $294,242) ($ Thousands)		304,230

	Number of Warrants
WARRANT — 0.0%
Ranpak Holdings Corp, Expires 06/06/2024 Strike Price $11.50 *	35,296	33

Total Warrant (Cost $45) ($ Thousands)		33

	Number of Rights
RIGHTS — 0.0%
Media General Inc CVR *‡‡(D)	3,306	—

Total Rights (Cost $—) ($ Thousands)		—

	Shares
AFFILIATED PARTNERSHIP — 13.0%
SEI Liquidity Fund, L.P.
0.290% **†(E)	40,658,516	40,682

Total Affiliated Partnership (Cost $40,663) ($ Thousands)		40,682

CASH EQUIVALENT — 2.9%
SEI Daily Income Trust, Government Fund, Cl F
0.090% **†	8,950,818	8,951

Total Cash Equivalent (Cost $8,951) ($ Thousands)		8,951

Total Investments in Securities — 113.1% (Cost $343,901) ($ Thousands)		$353,896

8	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

Small Cap II Fund (Concluded)

May 31, 2020

A list of open futures contracts held by the Fund at May 31, 2020, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Russell 2000 Index E-MINI	3	Jun-2020	$209	$209	$—

Percentages are based on Net Assets of $312,950 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2020.

†	Investment in Affiliated Security (see Note 6).

‡	Real Estate Investment Trust.

‡‡	Expiration date not available.

(A)	Certain securities or partial positions of certain securities are on loan at May 31, 2020 (See Note 12). The total market value of securities on loan at May 31, 2020 was $39,801 ($ Thousands).

(B)	Security is a Master Limited Partnership. At May 31, 2020, such securities amounted to $580 ($ Thousands), or 0.2% of Net Assets of the Fund (See Note 2).

(C)	Security fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees. The total market value of such securities as of May 31, 2020 was $2 ($ Thousands) and represented 0.0% of the Net Assets of the Fund.

(D)	Level 3 security in accordance with fair value hierarchy.

(E)	This security was purchased with cash collateral held from securities on loan (See Note 12). The total market value of such securities as of May 31, 2020 was $40,682 ($ Thousands).

ADR — American Depositary Receipt

Cl — Class

CVR — Contingent Value Rights

L.P. — Limited Partnership

Ltd. — Limited

PLC — Public Limited Company

SPX — Standard & Poor’s 500 Index

The following is a list of the level of inputs used as of May 31, 2020, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)(1)	Total ($)
Common Stock	304,228	—	2	304,230
Warrant	—	33	—	33
Rights	—	—	—	—
Affiliated Partnership	—	40,682	—	40,682
Cash Equivalent	8,951	—	—	8,951

Total Investments in Securities	313,179	40,715	2	353,896

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	—	—	—	—

Total Other Financial Instruments	—	—	—	—

(1)	A reconciliation of Level 3 instruments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

*	Futures contracts are valued at the unrealized appreciation on the instrument.

For the year ended May 31, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2020 ($ Thousands):

Security Description	Value 5/31/2019	Purchases at Cost	Proceeds from Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation	Value 5/31/2020	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$44,446	$175,200	$(178,983)	$—	$19	$40,682	40,658,516	$225	$—
SEI Daily Income Trust, Government Fund, Cl F	10,903	152,141	(154,093)	—	—	8,951	8,950,818	182	—

Totals	$55,349	$327,341	$(333,076)	$—	$19	$49,633		$407	$—

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

9	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

Small/Mid Cap Equity Fund

May 31, 2020

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 95.8%

Communication Services — 2.9%
AMC Networks Inc, Cl A *(A)	33,600	$950
Bandwidth Inc, Cl A *(A)	6,408	710
Cable One Inc	1,830	3,453
Cargurus Inc, Cl A *	21,008	546
Cars.com Inc *(A)	51,100	315
CenturyLink Inc (A)	68,600	674
Cinemark Holdings Inc *	64,742	973
Cogent Communications Holdings Inc	44,052	3,371
Entercom Communications Corp, Cl A *(A)	173,700	290
EverQuote Inc, Cl A *(A)	52,844	2,849
IAC/interactivecorp *	6,421	1,736
Nexstar Media Group Inc, Cl A	88,087	7,339
TEGNA Inc	72,400	849
ViacomCBS Inc, Cl B (A)	56,500	1,172

		25,227

Consumer Discretionary — 9.9%
Aaron’s Inc	79,774	2,944
Adient PLC *	38,300	652
American Axle & Manufacturing Holdings Inc *	90,600	644
American Eagle Outfitters Inc (A)	63,000	577
Big Lots Inc (A)	32,600	1,263
Bloomin’ Brands Inc *	41,998	479
BorgWarner Inc (A)	34,400	1,106
Bright Horizons Family Solutions Inc *	3,540	396
Brinker International Inc *(A)	15,900	419
Brunswick Corp/DE	27,691	1,523
Capri Holdings Ltd *	31,200	469
Carter’s Inc *	16,022	1,376
Cooper Tire & Rubber Co	27,500	708
Cooper-Standard Holdings Inc *	7,200	76
Core-Mark Holding Co Inc	131,644	3,683
Deckers Outdoor Corp *	5,335	974
Dick’s Sporting Goods Inc *	38,000	1,370
Dillard’s Inc, Cl A (A)	20,600	618
Domino’s Pizza Inc	9,581	3,697
El Pollo Loco Holdings Inc *(A)	48,500	673
Ethan Allen Interiors Inc *(A)	42,200	477
Foot Locker Inc *	47,100	1,305
Fox Factory Holding Corp *(A)	18,741	1,351
frontdoor Inc *	37,489	1,711
Goodyear Tire & Rubber Co/The *	69,900	532
Grand Canyon Education Inc *	9,990	975
Group 1 Automotive Inc *(A)	22,327	1,405
Hanesbrands Inc (A)	244,567	2,411
Harley-Davidson Inc (A)	42,300	903
Haverty Furniture Cos Inc (A)	52,200	903
Installed Building Products Inc *	14,509	933
Kohl’s Corp *(A)	36,700	706
Lear Corp *	9,400	997
Lithia Motors Inc, Cl A	33,529	4,043

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Malibu Boats Inc, Cl A *	22,900	$1,079
MDC Holdings Inc	30,600	1,040
Monro Inc (A)	48,852	2,692
Murphy USA Inc *	5,810	675
Office Depot Inc *	437,200	1,080
Perdoceo Education Corp *	51,621	840
PetMed Express Inc (A)	18,000	650
Pinterest Inc, Cl A *	132,256	2,684
Planet Fitness Inc, Cl A *	14,500	937
Polaris Inc	10,700	935
Pool Corp	14,058	3,782
PulteGroup Inc	40,500	1,376
PVH Corp *(A)	21,600	982
Sally Beauty Holdings Inc *(A)	209,144	2,727
Scientific Games Corp, Cl A *(A)	56,600	890
Shutterstock Inc (A)	23,316	884
Skechers USA Inc, Cl A *	89,780	2,812
Sonic Automotive Inc, Cl A	38,500	1,012
Sportsman’s Warehouse Holdings Inc *	94,286	1,053
Strategic Education Inc	4,157	705
Taylor Morrison Home Corp, Cl A *	38,159	738
Toll Brothers Inc	48,700	1,574
TopBuild Corp *	33,455	3,837
Tractor Supply Co	29,635	3,616
TRI Pointe Group Inc *	49,000	702
Wendy’s Co/The	34,076	724
Whirlpool Corp (A)	14,500	1,766
Williams-Sonoma Inc (A)	11,200	932
Wyndham Destinations Inc	40,500	1,288
Zumiez Inc *(A)	24,830	605

		86,916

Consumer Staples — 4.1%
B&G Foods Inc, Cl A (A)	30,416	706
Calavo Growers Inc (A)	48,975	2,866
Casey’s General Stores Inc	20,257	3,236
Church & Dwight Co Inc	44,466	3,338
Freshpet Inc *	57,090	4,406
Hostess Brands Inc, Cl A *	328,572	3,968
Ingles Markets Inc, Cl A (A)	23,000	980
Ingredion Inc	18,200	1,533
J&J Snack Foods Corp	23,944	3,080
JM Smucker Co/The	15,400	1,755
Lamb Weston Holdings Inc	26,512	1,592
Molson Coors Beverage Co, Cl B *(A)	33,900	1,287
National Beverage Corp *(A)	15,505	883
Performance Food Group Co *	18,780	500
PriceSmart Inc	11,035	600
SpartanNash Co	79,900	1,711
Universal Corp/VA	23,000	1,013
WD-40 Co (A)	9,548	1,832

1	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

Small/Mid Cap Equity Fund (Continued)

May 31, 2020

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Weis Markets Inc	12,900	$719

		36,005

Energy — 1.7%
Arch Resources Inc *(A)	16,200	534
Cabot Oil & Gas Corp, Cl A	170,317	3,379
DHT Holdings Inc	90,400	537
Dorian LPG Ltd *	65,864	541
HollyFrontier Corp	49,200	1,547
Parsley Energy Inc, Cl A	133,106	1,217
PBF Energy Inc, Cl A *	33,200	352
Phillips 66 Partners LP (B)	52,530	2,347
Rattler Midstream LP (B)	132,575	1,115
Renewable Energy Group Inc *(A)	28,422	809
Southwestern Energy Co *(A)	270,000	813
Viper Energy Partners LP (B)	86,563	908
W&T Offshore Inc *(A)	185,500	484

		14,583

Financials — 12.7%
AG Mortgage Investment Trust Inc *‡(A)	61,500	151
Ally Financial Inc	58,900	1,027
American Equity Investment Life Holding Co	56,636	1,229
American Financial Group Inc/OH	10,000	602
Ameriprise Financial Inc	9,800	1,373
Annaly Capital Management Inc ‡	114,200	704
Ares Capital Corp	35,800	528
Ashford Inc *	239	2
Associated Banc-Corp	124,500	1,744
Assured Guaranty Ltd	37,800	980
Banco Latinoamericano de Comercio Exterior SA, Cl E	30,600	361
Bank OZK (A)	143,288	3,223
BankUnited Inc	37,100	686
BGC Partners Inc, Cl A	746,751	1,923
Brightsphere Investment Group Inc	84,000	701
Chimera Investment Corp ‡(A)	61,200	509
CIT Group Inc	56,500	1,025
Citizens Financial Group Inc	47,600	1,147
CNA Financial Corp	24,700	747
CNO Financial Group Inc	79,400	1,139
Cohen & Steers Inc (A)	68,404	4,347
Columbia Banking System Inc	120,480	2,935
Discover Financial Services	62,551	2,972
Donnelley Financial Solutions Inc *	5,407	44
eHealth Inc *	4,385	572
Encore Capital Group Inc *(A)	23,168	736
Everest Re Group Ltd	4,800	952
FactSet Research Systems Inc	12,833	3,946
Federated Hermes Inc, Cl B	28,600	633
Fifth Third Bancorp	54,100	1,049
First American Financial Corp	20,100	1,015
First Defiance Financial Corp	30,600	508

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
First Financial Bankshares Inc (A)	50,340	$1,542
First Horizon National Corp (A)	156,900	1,467
First Merchants Corp	50,219	1,409
Flagstar Bancorp Inc	22,890	671
Flushing Financial Corp	36,700	416
FNB Corp/PA	102,600	760
Focus Financial Partners Inc, Cl A *(A)	31,145	867
FS KKR Capital Corp (A)	129,900	482
Fulton Financial Corp	52,100	584
Globe Life Inc	33,551	2,584
Hamilton Lane Inc, Cl A	50,050	3,662
Hancock Whitney Corp	29,700	642
Hanmi Financial Corp	43,000	388
Heartland Financial USA Inc	17,074	547
Hilltop Holdings Inc	32,173	601
Home BancShares Inc/AR	174,403	2,524
Investors Bancorp Inc	65,149	566
KeyCorp	78,400	929
Kinsale Capital Group Inc	27,420	4,094
Lazard Ltd, Cl A (A)(B)	22,300	599
Lincoln National Corp	33,400	1,267
LPL Financial Holdings Inc	19,880	1,419
MarketAxess Holdings Inc	7,441	3,784
Meta Financial Group Inc	7,300	132
MFA Financial Inc *‡(A)	165,000	279
MGIC Investment Corp	111,400	915
Morningstar Inc	6,923	1,061
Mr Cooper Group Inc *	63,869	712
National General Holdings Corp	67,700	1,374
Navient Corp	92,300	687
Oaktree Specialty Lending Corp	218,200	988
OFG Bancorp	42,300	514
Pacific Premier Bancorp Inc	28,600	618
PacWest Bancorp	183,236	3,172
Palomar Holdings, Cl A *	44,400	3,304
PennyMac Financial Services Inc	21,972	738
Popular Inc	29,100	1,149
PRA Group Inc *	20,763	708
Preferred Bank/Los Angeles CA	31,666	1,190
Prospect Capital Corp	159,000	806
Prosperity Bancshares Inc	42,707	2,793
Radian Group Inc	36,065	573
Regions Financial Corp	142,400	1,611
Reinsurance Group of America Inc, Cl A	8,100	735
Republic Bancorp Inc/KY, Cl A	23,300	747
ServisFirst Bancshares Inc (A)	22,600	788
Starwood Property Trust Inc ‡	234,555	3,110
Stifel Financial Corp	31,720	1,513
Synovus Financial Corp	32,000	614
TCF Financial Corp	20,800	602
United Community Banks Inc/GA	73,080	1,429
Universal Insurance Holdings Inc (A)	27,000	482

2	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

Small/Mid Cap Equity Fund (Continued)

May 31, 2020

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Unum Group	68,500	$1,038
Valley National Bancorp	79,762	637
Veritex Holdings Inc	30,400	533
Voya Financial Inc	24,900	1,122
Walker & Dunlop Inc	11,213	454
Westamerica BanCorp (A)	12,465	735
WisdomTree Investments Inc	275,362	823
Zions Bancorp NA (A)	54,400	1,790

		111,790

Health Care — 15.6%
ABIOMED Inc *	6,136	1,374
Addus HomeCare Corp *	22,301	2,207
Agios Pharmaceuticals Inc *	15,745	815
Amphastar Pharmaceuticals Inc *	34,500	643
Arvinas Inc *(A)	17,000	566
Athenex Inc *(A)	62,272	677
AtriCure Inc *	40,590	1,941
Axogen Inc *	63,337	614
BioTelemetry Inc *	63,599	3,001
Cantel Medical Corp *(A)	58,090	2,444
Cerus Corp *(A)	119,000	740
Change Healthcare Inc *	183,262	2,287
Chemed Corp	10,314	4,935
Clovis Oncology Inc *	100,000	692
Collegium Pharmaceutical Inc *(A)	35,600	785
Cooper Cos Inc/The	4,276	1,355
CryoPort Inc *(A)	84,705	2,081
CytomX Therapeutics Inc *	75,900	672
DaVita Inc *	15,100	1,223
DBV Technologies SA ADR *	78,698	382
Deciphera Pharmaceuticals Inc *	15,928	933
Dicerna Pharmaceuticals Inc *	41,300	891
Encompass Health Corp	47,015	3,444
Endologix Inc *(A)	108,804	80
Ensign Group Inc/The	135,753	5,935
Epizyme Inc *	35,600	625
Esperion Therapeutics Inc *	16,900	716
Exact Sciences Corp *(A)	9,822	844
Five Star Senior Living Inc *	10,272	38
G1 Therapeutics Inc *(A)	44,600	757
Global Blood Therapeutics Inc *(A)	8,690	608
Haemonetics Corp *	21,575	2,366
Halozyme Therapeutics Inc *	38,125	925
Health Catalyst Inc *(A)	22,233	603
HealthEquity Inc *	33,431	2,072
Heron Therapeutics Inc *(A)	61,573	1,122
Heska Corp *(A)	8,200	721
Hologic Inc *	24,843	1,317
Immunomedics Inc *(A)	118,658	3,986
Innoviva Inc *(A)	147,800	2,065
Insulet Corp *(A)	7,279	1,373
Integer Holdings Corp *	9,756	772

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Integra LifeSciences Holdings Corp *	9,661	$503
Jazz Pharmaceuticals PLC *	18,400	2,196
Kodiak Sciences Inc *(A)	14,063	909
Lannett Co Inc *(A)	35,947	275
Lantheus Holdings Inc *	79,057	1,085
Ligand Pharmaceuticals Inc *(A)	44,119	4,481
Luminex Corp	88,580	2,760
Masimo Corp *	18,275	4,389
MEDNAX Inc *(A)	120,446	1,870
Merit Medical Systems Inc *(A)	53,638	2,413
Molina Healthcare Inc *	8,000	1,487
Neurocrine Biosciences Inc *	9,229	1,151
Nevro Corp *(A)	4,935	620
NuVasive Inc *	11,684	708
Pacira BioSciences Inc *	17,622	774
PRA Health Sciences Inc *	4,855	503
Precision BioSciences Inc *	26,912	189
Prestige Consumer Healthcare Inc *	15,591	658
Progyny Inc *(A)	63,420	1,583
Quest Diagnostics Inc	30,527	3,611
Quidel Corp *	35,910	6,284
REGENXBIO Inc *	15,900	599
Repligen Corp *	39,742	5,205
ResMed Inc	25,416	4,087
Retrophin Inc *	40,900	642
Revance Therapeutics Inc *(A)	36,161	756
Select Medical Holdings Corp *	30,998	500
STERIS PLC	46,624	7,734
Syneos Health Inc, Cl A *	96,093	5,861
Teladoc Health Inc *(A)	8,260	1,438
Tenet Healthcare Corp *	37,200	809
Theravance Biopharma Inc *(A)	30,800	778
United Therapeutics Corp *	8,800	1,038
Universal Health Services Inc, Cl B *	13,300	1,402
US Physical Therapy Inc (A)	31,305	2,321
Vapotherm Inc *	79,525	2,118
Viking Therapeutics Inc *(A)	88,634	634
Xencor Inc *	20,000	605
Zynex Inc *(A)	38,561	748

		137,351

Industrials — 17.6%
AAON Inc (A)	11,500	623
ABM Industries Inc	63,461	1,950
AeroVironment Inc *	9,813	695
AGCO Corp	20,900	1,154
Air Transport Services Group Inc *	65,213	1,405
Allison Transmission Holdings Inc, Cl A	26,500	1,000
Apogee Enterprises Inc	31,100	642
Applied Industrial Technologies Inc	12,272	712
ArcBest Corp	28,600	640
ASGN Inc *	12,300	758
Atlas Air Worldwide Holdings Inc *	20,470	800

3	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

Small/Mid Cap Equity Fund (Continued)

May 31, 2020

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
BMC Stock Holdings Inc *	28,386	$743
Builders FirstSource Inc *	34,270	713
BWX Technologies Inc	123,403	7,721
CBIZ Inc *	25,858	586
CH Robinson Worldwide Inc (A)	12,164	987
Chart Industries Inc *	20,612	809
Cimpress PLC *(A)	12,276	1,106
Clean Harbors Inc *	31,075	1,846
Colfax Corp *(A)	151,396	4,248
Deluxe Corp	35,400	826
Ennis Inc	45,100	803
Enphase Energy Inc *(A)	15,996	931
Exponent Inc	97,116	7,210
Federal Signal Corp	61,455	1,791
Forward Air Corp	18,611	925
Foundation Building Materials Inc *	50,000	666
FTI Consulting Inc *	4,856	585
Generac Holdings Inc *	46,770	5,204
Heartland Express Inc	37,503	821
HEICO Corp (A)	25,755	2,595
Huntington Ingalls Industries Inc	21,374	4,272
IAA Inc *	84,983	3,484
Interface Inc, Cl A	58,235	494
JetBlue Airways Corp *(A)	108,000	1,088
John Bean Technologies Corp	39,294	3,228
Kaman Corp	60,285	2,411
KAR Auction Services Inc *	204,750	2,938
Kennametal Inc	24,414	677
Kirby Corp *	39,480	2,025
Landstar System Inc	20,603	2,395
ManpowerGroup Inc	17,800	1,231
MasTec Inc *(A)	28,998	1,135
Matson Inc	23,728	678
Mercury Systems Inc *	67,772	6,055
Meritor Inc *	72,100	1,469
Middleby Corp/The *(A)	26,218	1,785
MSA Safety Inc	21,458	2,552
MSC Industrial Direct Co Inc, Cl A	43,507	3,017
Navistar International Corp *	39,235	986
Nordson Corp	24,396	4,595
Oshkosh Corp	21,800	1,566
Owens Corning	24,100	1,265
Patrick Industries Inc	16,441	853
Pitney Bowes Inc (A)	103,400	245
Quad/Graphics Inc, Cl A *	53,700	153
Quanta Services Inc	31,700	1,171
RBC Bearings Inc *(A)	17,480	2,459
Regal Beloit Corp	15,000	1,193
Ritchie Bros Auctioneers Inc	65,584	2,838
Ryder System Inc	74,829	2,564
Sensata Technologies Holding PLC *	60,041	2,140
SiteOne Landscape Supply Inc *(A)	7,324	779

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
SkyWest Inc *	26,700	$856
Snap-on Inc (A)	32,030	4,154
Spartan Motors Inc	50,704	866
SPX Corp *	16,800	672
Steelcase Inc, Cl A	69,700	807
Teledyne Technologies Inc *	8,437	3,156
Tennant Co	20,407	1,305
Terex Corp *	34,900	549
Tetra Tech Inc	47,928	3,782
Textron Inc	28,200	873
Timken Co/The	22,300	949
Toro Co/The	38,331	2,724
Trex Co Inc *(A)	45,180	5,427
TriNet Group Inc *	87,355	4,694
Trinity Industries Inc (A)	159,993	3,195
Triton International Ltd/Bermuda	42,600	1,299
Tutor Perini Corp *	67,700	711
United Rentals Inc *(A)	15,300	2,125
Vectrus Inc *	12,800	703
Wabash National Corp (A)	57,200	546
Woodward Inc	8,457	580

		155,209

Information Technology — 17.4%
2U Inc *(A)	75,556	2,756
ACI Worldwide Inc *	268,205	7,397
Alarm.com Holdings Inc *(A)	12,856	608
Amdocs Ltd	17,500	1,090
Amkor Technology Inc *	159,161	1,684
Arrow Electronics Inc *	15,300	1,057
Avalara Inc *	51,200	5,481
Badger Meter Inc (A)	52,020	3,183
Belden Inc (A)	39,544	1,346
Box Inc, Cl A *	43,700	873
Broadridge Financial Solutions Inc	28,269	3,423
Cabot Microelectronics Corp	25,311	3,667
CACI International Inc, Cl A *	3,507	879
Calix Inc *	56,200	792
CDK Global Inc	25,600	1,006
ChannelAdvisor Corp *	37,143	518
Ciena Corp *	34,500	1,906
Cirrus Logic Inc *	17,268	1,252
Cloudera Inc *(A)	80,689	827
Cognex Corp	58,002	3,291
Digital Turbine Inc *	121,485	780
Diodes Inc *	22,400	1,090
Dolby Laboratories Inc, Cl A	17,335	1,053
Ebix Inc (A)	31,800	713
ePlus Inc *	9,550	704
Euronet Worldwide Inc *	14,437	1,368
Everbridge Inc *	27,535	4,027
FireEye Inc *	114,898	1,434
FormFactor Inc *	27,600	695

4	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

Small/Mid Cap Equity Fund (Continued)

May 31, 2020

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Gartner Inc *	9,456	$1,151
Inseego Corp *(A)	61,100	649
Insight Enterprises Inc *(A)	26,900	1,379
InterDigital Inc	11,600	638
Itron Inc *	22,957	1,479
J2 Global Inc *	85,991	6,733
Jabil Inc	59,600	1,783
Jack Henry & Associates Inc	19,738	3,570
Littelfuse Inc	15,708	2,552
LivePerson Inc *(A)	61,230	2,293
LogMeIn Inc *	23,517	1,997
Lumentum Holdings Inc *	7,537	553
ManTech International Corp/VA, Cl A	38,229	2,972
MAXIMUS Inc	43,388	3,125
Model N Inc *	27,553	885
Monolithic Power Systems Inc	24,075	5,050
NCR Corp *	36,300	655
NeoPhotonics Corp *	67,800	588
New Relic Inc *	18,509	1,224
Nova Measuring Instruments Ltd *	44,460	2,121
Novanta Inc *	25,710	2,641
Nuance Communications Inc *	131,276	3,004
ON Semiconductor Corp *	210,655	3,474
OSI Systems Inc *(A)	7,130	540
Pluralsight Inc, Cl A *(A)	110,684	2,306
Power Integrations Inc	36,360	3,940
Proofpoint Inc *	8,518	990
Qualys Inc *(A)	5,866	676
RingCentral Inc, Cl A *	16,515	4,529
Sanmina Corp *	32,000	851
Science Applications International Corp	7,700	678
Seagate Technology PLC	31,500	1,671
Silicon Laboratories Inc *	31,745	2,973
Silicon Motion Technology Corp ADR	93,847	4,230
SolarWinds Corp *(A)	128,555	2,351
SS&C Technologies Holdings Inc	13,309	771
Switch Inc, Cl A (A)	21,655	414
SYNNEX Corp *	9,965	1,063
Tenable Holdings Inc *	23,900	747
Teradyne Inc	16,000	1,072
Trimble Inc *	29,407	1,150
TTEC Holdings Inc	16,178	685
TTM Technologies Inc *	68,500	792
Ultra Clean Holdings Inc *	36,731	761
Universal Display Corp	20,080	2,944
Verint Systems Inc *	66,085	3,064
Viavi Solutions Inc *	273,005	3,164
Vishay Intertechnology Inc	33,690	548
Western Union Co/The (A)	51,600	1,033
Wix.com Ltd *	2,831	629
WNS Holdings Ltd ADR *	30,785	1,488
Workiva Inc, Cl A *	17,587	783

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Xerox Holdings Corp	43,900	$697

		152,956

Materials — 4.5%
Ashland Global Holdings Inc	43,013	2,889
Axalta Coating Systems Ltd *	91,903	2,124
Cabot Corp	41,400	1,479
Chemours Co (A)	52,200	684
Clearwater Paper Corp *	26,500	768
Cleveland-Cliffs Inc *(A)	86,900	454
Commercial Metals Co	48,230	828
Domtar Corp *	36,200	738
Eastman Chemical Co	28,800	1,961
FMC Corp	73,699	7,253
Forterra Inc *(A)	56,474	498
Graphic Packaging Holding Co	47,377	685
Huntsman Corp	90,700	1,646
Kraton Corp *	46,400	708
Minerals Technologies Inc	15,200	749
O-I Glass Inc, Cl I *	95,900	734
Quaker Chemical Corp (A)	20,081	3,431
Reliance Steel & Aluminum Co	12,800	1,241
Schweitzer-Mauduit International Inc	20,200	614
Silgan Holdings Inc	184,932	6,184
Steel Dynamics Inc	69,300	1,841
Trinseo SA	32,100	661
Westrock Co	55,000	1,543

		39,713

Real Estate — 6.7%
Alexandria Real Estate Equities Inc ‡	24,532	3,771
Americold Realty Trust ‡	138,939	4,962
Ashford Hospitality Trust Inc *‡	134,100	93
Braemar Hotels & Resorts Inc *‡	3,000	10
Brandywine Realty Trust ‡	80,600	778
Brixmor Property Group Inc *‡	115,600	1,290
Chatham Lodging Trust *‡	53,400	360
City Office REIT Inc ‡	72,700	675
Community Healthcare Trust Inc ‡	17,800	648
CoreCivic Inc ‡	62,100	747
DiamondRock Hospitality Co *‡	122,500	734
Diversified Healthcare Trust ‡	151,600	543
EastGroup Properties Inc ‡	6,814	792
Franklin Street Properties Corp ‡	150,900	806
Gaming and Leisure Properties Inc ‡	156,003	5,388
GEO Group Inc/The ‡	38,900	466
Gladstone Commercial Corp ‡	42,300	758
Global Medical REIT Inc ‡	60,566	649
Hannon Armstrong Sustainable Infrastructure Capital Inc ‡(A)	24,431	709
Healthcare Realty Trust Inc ‡	21,700	666
Howard Hughes Corp/The *	44,356	2,247
Industrial Logistics Properties Trust ‡	35,900	673

5	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

Small/Mid Cap Equity Fund (Continued)

May 31, 2020

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Innovative Industrial Properties Inc, Cl A ‡(A)	7,977	$652
Invitation Homes Inc ‡	55,919	1,471
Kennedy-Wilson Holdings Inc	187,556	2,630
Kite Realty Group Trust ‡(A)	70,700	686
Lexington Realty Trust, Cl B ‡	111,400	1,083
Medical Properties Trust Inc ‡	343,023	6,202
National Storage Affiliates Trust ‡	23,666	710
Newmark Group Inc, Cl A	169,175	719
NexPoint Residential Trust Inc ‡	76,710	2,453
Office Properties Income Trust ‡	45,400	1,148
Omega Healthcare Investors Inc ‡	29,900	931
Outfront Media Inc *‡	85,200	1,196
Paramount Group Inc ‡	94,700	730
Piedmont Office Realty Trust Inc, Cl A ‡	55,300	922
QTS Realty Trust Inc, Cl A ‡	12,628	866
Redfin Corp *(A)	29,277	878
Retail Properties of America Inc, Cl A *‡	96,000	520
Retail Value Inc ‡	6,050	70
Rexford Industrial Realty Inc ‡	100,846	4,014
RPT Realty *‡	65,300	377
Sabra Health Care Inc ‡	60,000	808
Service Properties Trust ‡	48,500	327
SITE Centers Corp *‡	56,700	321
Tanger Factory Outlet Centers Inc *‡(A)	58,900	362
VEREIT Inc ‡	162,400	890
Xenia Hotels & Resorts Inc *‡	46,100	415

		59,146

Utilities — 2.7%
AES Corp	48,100	601
Algonquin Power & Utilities Corp (A)	295,168	4,132
American States Water Co	44,356	3,638
American Water Works Co Inc	31,052	3,944
Chesapeake Utilities Corp	8,725	788
Clearway Energy Inc, Cl C	43,427	952
National Fuel Gas Co (A)	28,600	1,200
NRG Energy Inc	45,700	1,647
PNM Resources Inc (A)	15,400	629
Southwest Gas	9,180	697
TerraForm Power Inc, Cl A	35,900	660
UGI Corp	98,725	3,143
Vistra Energy Corp	70,800	1,447

		23,478

Total Common Stock (Cost $810,657) ($ Thousands)		842,374

Description	Shares	Market Value ($ Thousands)
AFFILIATED PARTNERSHIP — 16.0%
SEI Liquidity Fund, L.P.
0.290% **†(C)	140,737,690	$140,805

Total Affiliated Partnership (Cost $140,752) ($ Thousands)		140,805

CASH EQUIVALENT — 5.6%
SEI Daily Income Trust, Government Fund, Cl F
0.090%**†	49,188,496	49,188

Total Cash Equivalent (Cost $49,188) ($ Thousands)		49,188

Total Investments in Securities —117.4% (Cost $1,000,597) ($ Thousands)		$1,032,367

6	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

Small/Mid Cap Equity Fund (Concluded)

May 31, 2020

A list of open futures contracts held by the Fund at May 31, 2020, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Thousands)
Russell 2000 Index E-MINI	34	Jun-2020	$2,185	$2,368	$183
S&P Mid Cap 400 Index E-MINI	13	Jun-2020	2,114	2,291	177

			$4,299	$4,659	$360

Percentages are based on Net Assets of $879,022 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of May 31, 2020.

†	Investment in Affiliated Security (See Note 6).

‡	Real Estate Investment Trust.

(A)	Certain securities or partial positions of certain securities are on loan at May 31, 2020 (See Note 12). The total market value of securities on loan at May 31, 2020 was $136,369 ($ Thousands).

(B)	Security is a Master Limited Partnership. At May 31, 2020, such securities amounted to $4,969 ($ Thousands), or 0.6% of Net Assets (See Note 2).

(C)	This security was purchased with cash collateral held from securities on loan (See Note 12). The total market value of such securities as of May 31, 2020 was $140,805 ($ Thousands).

ADR — American Depositary Receipt

Cl — Class

L.P. — Limited Partnership

Ltd. — Limited

PLC — Public Limited Company

REIT — Real Estate investment Trust

S&P— Standard & Poor’s

SPX — Standard & Poor’s 500 Index

The following is a list of the level of inputs used as of May 31, 2020, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	842,374	—	—	842,374
Affiliated Partnership	—	140,805	—	140,805
Cash Equivalent	49,188	—	—	49,188

Total Investments in Securities	891,562	140,805	—	1,032,367

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	360	—	—	360

Total Other Financial Instruments	360	—	—	360

*	Futures contracts are valued at the unrealized appreciation on the instrument.

For the year ended May 31, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2020 ($ Thousands):

Security Description	Value 5/31/2019	Purchases at Cost	Proceeds from Sales	Realized Gain	Change in Unrealized Appreciation	Value 5/31/2020	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$115,595	$508,617	$(483,466)	$2	$57	$140,805	140,737,690	$705	$—
SEI Daily Income Trust, Government Fund, Cl F	78,961	416,485	(446,258)	—	—	49,188	49,188,496	683	—

Totals	$194,556	$925,102	$(929,724)	$2	$57	$189,993		$1,388	$—

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

7	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

U.S. Equity Factor Allocation Fund

May 31, 2020

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 97.2%

Communication Services — 7.2%
Alphabet Inc, Cl A *	6,380	$9,146
Alphabet Inc, Cl C *	6,713	9,592
AT&T Inc	200,913	6,200
Cardlytics Inc *	549	37
Cargurus Inc, Cl A *	7,119	185
Central European Media Enterprises Ltd, Cl A *	12,531	50
CenturyLink Inc	19,048	187
Cogent Communications Holdings Inc	5,915	453
Comcast Corp, Cl A	51,321	2,032
EverQuote Inc, Cl A *	1,260	68
Facebook Inc, Cl A *	38,732	8,718
FactSet Research Systems Inc	3,020	929
IAC/interactivecorp *	6,541	1,769
John Wiley & Sons Inc, Cl A	10,620	427
Liberty Latin America Ltd, Cl A *	6,692	67
Liberty Latin America Ltd, Cl C *	16,381	157
Liberty Media Corp-Liberty SiriusXM, Cl A *	6,907	252
Liberty Media Corp-Liberty SiriusXM, Cl C *	12,679	462
Match Group Inc *	5,767	514
News Corp	32,414	397
News Corp, Cl A	97,800	1,198
Omnicom Group Inc	75,169	4,119
Scholastic Corp	5,818	171
Sirius XM Holdings Inc	112,037	652
Stamps.com Inc *	800	159
TechTarget Inc *	3,277	90
TripAdvisor Inc *	28,151	543
Verizon Communications Inc	81,338	4,667
Yelp Inc, Cl A *	26,915	585
Zynga Inc, Cl A *	123,070	1,126

		54,952

Consumer Discretionary — 10.7%
Acushnet Holdings Corp	5,087	170
Amazon.com Inc *	4,445	10,856
American Public Education Inc *	2,659	84
AutoZone Inc *	2,403	2,758
Best Buy Co Inc	74,076	5,785
Booking Holdings Inc *	1,854	3,039
Bright Horizons Family Solutions Inc *	2,279	255
Buckle Inc/The *	4,180	59
Cato Corp/The, Cl A *	467	5
Crocs Inc *	8,883	254
Deckers Outdoor Corp *	11,489	2,097
Dick’s Sporting Goods Inc *	9,041	326
Domino’s Pizza Inc	1,584	611
eBay Inc	245,364	11,174
Ethan Allen Interiors Inc *	1,953	22
Expedia Group Inc *	35,939	2,856
Garmin Ltd	25,447	2,295
General Motors Co *	25,504	660

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Genesco Inc *	2,079	$38
Genuine Parts Co	2,662	222
Graham Holdings Co, Cl B	1,129	404
Group 1 Automotive Inc *	2,524	159
H&R Block Inc	28,749	489
Haverty Furniture Cos Inc	1,674	29
Hibbett Sports Inc *	2,238	43
Home Depot Inc/The	7,580	1,883
Hyatt Hotels Corp, Cl A *	3,387	187
Johnson Outdoors Inc, Cl A	731	57
K12 Inc *	7,966	196
KB Home	3,549	117
Laureate Education Inc, Cl A *	30,332	295
Lennar Corp, Cl A	7,490	453
Lithia Motors Inc, Cl A	333	40
Lululemon Athletica Inc *	10,026	3,009
McDonald’s Corp	7,162	1,334
Meritage Homes Corp *	13,792	959
NIKE Inc, Cl B	14,668	1,446
NVR Inc *	244	786
Office Depot Inc *	54,600	135
Perdoceo Education Corp *	22,097	360
PetMed Express Inc	2,850	103
Pool Corp	3,095	833
PulteGroup Inc	104,770	3,559
Ralph Lauren Corp, Cl A *	4,311	326
Rent-A-Center Inc/TX, Cl A	19,402	494
RH *	2,407	522
Ross Stores Inc *	21,507	2,085
Shoe Carnival Inc	1,351	35
Signet Jewelers Ltd *	3,066	32
Sleep Number Corp *	3,551	111
Sonic Automotive Inc, Cl A	3,462	91
Starbucks Corp	20,398	1,591
Steven Madden Ltd *	22,622	532
Target Corp	43,001	5,260
Taylor Morrison Home Corp, Cl A *	15,144	293
Tesla Inc *	1,080	902
TJX Cos Inc/The *	29,484	1,556
Toll Brothers Inc	21,727	702
TopBuild Corp *	4,859	557
TRI Pointe Group Inc *	37,262	534
Universal Electronics Inc *	1,932	87
Williams-Sonoma Inc	9,736	810
Wingstop Inc	4,294	524
Winmark Corp	353	51
World Fuel Services Corp	4,053	103
Yum China Holdings Inc *	32,553	1,509
Yum! Brands Inc	16,575	1,486

1	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

U.S. Equity Factor Allocation Fund (Continued)

May 31, 2020

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Zumiez Inc *	2,860	$70

		80,705

Consumer Staples — 8.9%
BellRing Brands Inc, Cl A *	5,733	115
Boston Beer Co Inc/The, Cl A *	1,178	665
Bunge Ltd	37,262	1,454
Church & Dwight Co Inc	13,907	1,044
Clorox Co/The	8,700	1,794
Colgate-Palmolive Co	19,958	1,444
Costco Wholesale Corp	5,922	1,827
Deluxe Corp	9,803	229
elf Beauty Inc *	3,779	65
Estee Lauder Cos Inc/The, Cl A *	28,108	5,551
Flowers Foods Inc	42,221	996
Freshpet Inc *	4,002	309
General Mills Inc	6,868	433
Hain Celestial Group Inc/The *	4,650	146
Hershey Co/The	17,111	2,322
Hostess Brands Inc, Cl A *	26,940	325
Ingles Markets Inc, Cl A	1,869	80
Ingredion Inc	1,679	141
J&J Snack Foods Corp	1,050	135
Kellogg Co	19,609	1,280
Keurig Dr Pepper Inc	17,651	493
Kimberly-Clark Corp	9,652	1,365
Kroger Co/The	49,400	1,611
Medifast Inc	2,998	307
Monster Beverage Corp *	46,238	3,325
Nu Skin Enterprises Inc, Cl A	13,237	492
PepsiCo Inc	34,193	4,498
Performance Food Group Co *	10,993	293
Philip Morris International Inc	52,306	3,837
Procter & Gamble Co/The	119,762	13,883
SpartanNash Co	5,250	112
Sprouts Farmers Market Inc *	17,300	435
Sysco Corp	42,012	2,317
Tyson Foods Inc, Cl A	3,210	197
Universal Corp/VA	2,302	101
USANA Health Sciences Inc *	5,237	444
Vector Group Ltd	16,665	191
Walgreens Boots Alliance Inc	33,900	1,456
Walmart Inc	91,548	11,357
WD-40 Co	1,129	217
Weis Markets Inc	1,994	111

		67,397

Energy — 1.8%
Arch Resources Inc *	2,762	91
Chevron Corp	13,623	1,249
ConocoPhillips	156,603	6,606
CVR Energy Inc	1,542	31
DHT Holdings Inc	12,700	75

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Dorian LPG Ltd *	3,964	$33
EOG Resources Inc	5,902	301
Exxon Mobil Corp	23,186	1,054
Helix Energy Solutions Group Inc *	20,067	67
HollyFrontier Corp	20,313	639
Murphy USA Inc *	7,508	872
Phillips 66	29,008	2,270
SFL Corp Ltd	11,900	118
WPX Energy Inc *	7,476	43

		13,449

Financials — 11.0%
Aflac Inc	25,298	923
AGNC Investment Corp ‡	44,238	572
Alleghany Corp *	1,161	596
Allstate Corp/The	15,871	1,552
American International Group Inc	23,030	692
Arch Capital Group Ltd *	32,543	918
Artisan Partners Asset Management Inc, Cl A	17,182	498
Associated Banc-Corp	41,915	587
Axis Capital Holdings Ltd	20,696	777
Bank of America Corp	6,649	160
Bank of New York Mellon Corp/The	72,764	2,705
BGC Partners Inc, Cl A	80,911	208
Bridge Bancorp Inc	2,332	50
Cactus Inc, Cl A	5,468	104
Cannae Holdings Inc *	9,723	358
Capitol Federal Financial Inc	10,779	125
CBTX Inc	2,575	53
Citigroup Inc	198,070	9,490
Cohen & Steers Inc	3,194	203
Columbia Financial Inc *	7,518	106
Cowen Inc, Cl A	2,773	36
Customers Bancorp Inc *	7,780	86
Diamond Hill Investment Group Inc *	195	20
Encore Capital Group Inc *	1,214	39
Equitable Holdings Inc	53,548	1,023
Everest Re Group Ltd	3,184	632
Federated Hermes Inc, Cl B	37,605	833
FGL Holdings	29,833	249
Fidelity National Financial Inc	30,213	964
Fifth Third Bancorp	158,267	3,069
Financial Institutions Inc	1,638	29
First Hawaiian Inc	19,006	328
Flagstar Bancorp Inc	6,970	204
Flushing Financial Corp	2,726	31
Focus Financial Partners Inc, Cl A *	4,500	125
Gentex Corp	17,736	469
Hanover Insurance Group Inc/The	3,129	314
Hartford Financial Services Group Inc/The	26,601	1,019
Hilltop Holdings Inc	18,806	352
HomeStreet Inc	8,231	196
INTL. FCStone Inc *	1,100	56

2	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

U.S. Equity Factor Allocation Fund (Continued)

May 31, 2020

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Investors Bancorp Inc	61,209	$531
JPMorgan Chase & Co	29,305	2,852
Kemper Corp	1,838	117
Legg Mason Inc	33,591	1,674
Loews Corp	20,280	674
LPL Financial Holdings Inc	11,674	833
MetLife Inc	124,109	4,469
Metropolitan Bank Holding Corp *	927	26
MFA Financial Inc *‡	64,693	109
MGIC Investment Corp	30,494	250
Mr Cooper Group Inc *	10,937	122
Navient Corp	24,762	184
New York Community Bancorp Inc	66,636	670
OneMain Holdings Inc, Cl A	9,367	219
Opus Bank	3,150	61
PennyMac Financial Services Inc	3,572	120
PJT Partners Inc	3,300	181
Powell Industries Inc	1,283	34
PRA Group Inc *	6,527	223
Preferred Bank/Los Angeles CA	1,995	75
Principal Financial Group Inc	71,838	2,774
Progressive Corp/The	6,985	543
Prosperity Bancshares Inc	1,200	78
Prudential Financial Inc	48,978	2,986
QCR Holdings Inc	2,121	64
Radian Group Inc	29,220	464
Reinsurance Group of America Inc, Cl A	6,326	574
RenaissanceRe Holdings Ltd	1,844	310
S&P Global Inc	9,651	3,137
Signature Bank/New York NY	5,619	578
SLM Corp	175,392	1,330
Southern National Bancorp of Virginia Inc	2,799	28
State Street Corp	28,248	1,722
Stewart Information Services Corp	6,308	194
Synchrony Financial	166,065	3,383
T Rowe Price Group Inc	92,918	11,234
Third Point Reinsurance Ltd *	13,161	97
Travelers Cos Inc/The	10,085	1,079
Unum Group	17,830	270
Virtu Financial Inc, Cl A	7,500	179
Voya Financial Inc	36,179	1,630
Waddell & Reed Financial Inc, Cl A	17,048	222
Washington Federal Inc	6,255	162
Wells Fargo & Co	192,620	5,099
White Mountains Insurance Group Ltd	269	246
WR Berkley Corp	11,807	684

		83,242

Health Care — 15.3%
AbbVie Inc	11,329	1,050
Accuray Inc *	12,676	27
Agilent Technologies Inc	17,271	1,522
Alexion Pharmaceuticals Inc *	7,647	917

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Align Technology Inc *	1,185	$292
AmerisourceBergen Corp, Cl A	40,261	3,838
Amgen Inc	39,384	9,047
Antares Pharma Inc *	23,360	67
Baxter International Inc	110,131	9,913
BioDelivery Sciences International Inc *	12,046	58
Biogen Inc *	17,520	5,380
Bristol-Myers Squibb Co	116,023	6,929
Bruker Corp	326	14
Cardinal Health Inc	90,361	4,942
Centene Corp *	4,875	323
Cerner Corp	19,412	1,415
Chemed Corp	1,288	616
Corcept Therapeutics Inc *	4,201	64
CVS Health Corp	11,253	738
DaVita Inc *	19,899	1,611
Edwards Lifesciences Corp *	444	100
Eli Lilly and Co	3,802	582
Gilead Sciences Inc	46,255	3,600
Haemonetics Corp *	7,415	813
Humana Inc	2,550	1,047
IDEXX Laboratories Inc *	1,892	584
Incyte Corp *	816	83
Innoviva Inc *	8,150	114
Inovalon Holdings Inc, Cl A *	10,491	197
Ironwood Pharmaceuticals Inc, Cl A *	16,541	161
Jazz Pharmaceuticals PLC *	11,126	1,327
Johnson & Johnson	55,753	8,293
Laboratory Corp of America Holdings *	7,324	1,284
McKesson Corp	52,713	8,364
Medpace Holdings Inc *	3,953	367
Medtronic PLC	50,657	4,994
Merck & Co Inc	144,526	11,666
Moderna Inc *	1,050	65
National HealthCare Corp	1,367	92
Novocure Ltd *	5,387	363
Pacira BioSciences Inc *	1,500	66
Penumbra Inc *	2,301	397
Pfizer Inc	180,408	6,890
Quidel Corp *	1,900	333
Regeneron Pharmaceuticals Inc *	359	220
Retrophin Inc *	6,050	95
STAAR Surgical Co *	3,050	118
Surmodics Inc *	1,900	70
Tactile Systems Technology Inc *	1,821	88
Triple-S Management Corp, Cl B *	2,742	55
United Therapeutics Corp *	350	41
UnitedHealth Group Inc	24,474	7,461
Varian Medical Systems Inc *	13,966	1,695
Vertex Pharmaceuticals Inc *	11,399	3,282
Waters Corp *	5,824	1,164
Zimmer Biomet Holdings Inc	2,069	261

3	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

U.S. Equity Factor Allocation Fund (Continued)

May 31, 2020

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Zoetis Inc, Cl A	3,533	$492

		115,587

Industrials — 9.4%
3M Co	8,978	1,405
Aerojet Rocketdyne Holdings Inc *	18,245	800
Allison Transmission Holdings Inc, Cl A	3,294	124
ArcBest Corp	5,349	120
Arcosa Inc	3,271	125
Armstrong World Industries Inc	1,753	132
Atkore International Group Inc *	6,657	179
Barrett Business Services Inc	1,290	65
BMC Stock Holdings Inc *	27,324	715
Brady Corp, Cl A	19,212	982
Carlisle Cos Inc	12,119	1,453
CH Robinson Worldwide Inc	11,057	897
Cintas Corp	6,868	1,703
Copa Holdings SA, Cl A *	780	34
Copart Inc *	11,036	986
Costamare Inc	7,078	33
CRA International Inc	1,092	44
CSW Industrials Inc	3,347	239
Cummins Inc	586	100
EMCOR Group Inc	14,604	928
Emerson Electric Co	40,348	2,462
Ennis Inc	6,170	110
Evoqua Water Technologies Corp *	11,100	209
Expeditors International of Washington Inc	66,607	5,087
FTI Consulting Inc *	6,383	769
Generac Holdings Inc *	8,632	960
GMS Inc *	4,606	94
Great Lakes Dredge & Dock Corp *	15,841	147
HEICO Corp	2,692	271
HEICO Corp, Cl A	4,038	339
Herman Miller Inc *	22,889	527
Honeywell International Inc	36,762	5,362
Howmet Aerospace Inc *	55,913	731
Hubbell Inc, Cl B	4,404	539
IDEX Corp	5,697	908
IHS Markit Ltd	24,380	1,693
Illinois Tool Works Inc	9,374	1,617
Johnson Controls International plc	42,398	1,332
Kaman Corp	2,290	92
Kforce Inc	5,451	165
Kimball International Inc, Cl B	9,140	102
L3Harris Technologies Inc	7,848	1,565
Landstar System Inc	10,070	1,171
Lennox International Inc	1,207	258
Lockheed Martin Corp	6,530	2,536
ManpowerGroup Inc	15,405	1,065
Masonite International Corp *	3,347	222
MasTec Inc *	1,358	53
Northrop Grumman Corp	6,330	2,122

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Northwest Pipe Co *	1,394	$35
Otis Worldwide Corp	11,184	589
PACCAR Inc	106,726	7,883
PGT Innovations Inc *	8,300	113
Raytheon Technologies Corp	69,925	4,512
Republic Services Inc, Cl A	17,469	1,493
Robert Half International Inc	30,460	1,546
Rockwell Automation Inc	5,112	1,105
Schneider National Inc, Cl B	14,991	362
Simpson Manufacturing Co Inc	13,689	1,096
Snap-on Inc	4,174	541
Southwest Airlines Co *	60,532	1,943
Spartan Motors Inc	4,851	83
SPX Corp *	6,301	252
Steelcase Inc, Cl A	30,421	352
Tennant Co	2,596	166
Toro Co/The	7,697	547
TPI Composites Inc *	4,250	88
TransUnion	7,774	671
TriNet Group Inc *	11,798	634
TrueBlue Inc *	5,076	78
UniFirst Corp/MA	5,084	914
United Airlines Holdings Inc *	10,113	284
Vectrus Inc *	4,618	254
Waste Management Inc	13,971	1,491
WW Grainger Inc	987	306

		70,910

Information Technology — 26.1%
Acacia Communications Inc *	1,141	77
Accenture PLC, Cl A	37,014	7,463
Adobe Inc *	3,500	1,353
Agilysys Inc *	2,982	57
Amdocs Ltd	26,105	1,625
Amkor Technology Inc *	7,351	78
Amphenol Corp, Cl A	11,323	1,093
Apple Inc	80,781	25,683
Applied Materials Inc	9,801	551
Arrow Electronics Inc *	15,458	1,069
Aspen Technology Inc *	951	100
Automatic Data Processing Inc	7,671	1,124
Avnet Inc	25,598	697
Benchmark Electronics Inc	3,076	65
Booz Allen Hamilton Holding Corp, Cl A	11,195	893
Cadence Design Systems Inc *	17,447	1,593
Calix Inc *	6,800	96
Cardtronics PLC *	5,293	128
ChannelAdvisor Corp *	3,708	52
Ciena Corp *	22,363	1,236
Cirrus Logic Inc *	3,907	283
Cisco Systems Inc	225,991	10,807
Citrix Systems Inc	10,299	1,525
Cloudera Inc *	36,150	371

4	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

U.S. Equity Factor Allocation Fund (Continued)

May 31, 2020

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Cognizant Technology Solutions Corp, Cl A	107,037	$5,673
CSG Systems International Inc	8,787	416
Digital Turbine Inc *	11,159	72
Dolby Laboratories Inc, Cl A	16,148	981
Dropbox Inc, Cl A *	30,720	693
EchoStar Corp, Cl A *	13,316	415
Enphase Energy Inc *	9,984	581
EVERTEC Inc	8,632	251
Fortinet Inc *	19,342	2,692
Genpact Ltd	15,291	550
GoDaddy Inc, Cl A *	5,894	455
Hackett Group Inc/The	2,767	38
Hewlett Packard Enterprise Co	65,023	631
HP Inc	382,398	5,789
Intel Corp	199,043	12,526
International Business Machines Corp	19,153	2,392
Intuit Inc	34,022	9,877
Itron Inc *	4,922	317
Jabil Inc	42,043	1,258
Jack Henry & Associates Inc	6,275	1,135
Keysight Technologies Inc *	17,673	1,911
KLA Corp	1,774	312
Lam Research Corp	16,511	4,519
Lattice Semiconductor Corp *	16,318	406
Leidos Holdings Inc	13,538	1,425
Mastercard Inc, Cl A	9,511	2,862
MAXIMUS Inc	2,648	191
Micron Technology Inc *	22,330	1,070
Microsoft Corp	208,590	38,224
Motorola Solutions Inc	8,242	1,115
National Instruments Corp	2,578	100
NeoPhotonics Corp *	5,750	50
NetApp Inc	41,936	1,868
NIC Inc	12,495	301
NortonLifeLock Inc	163,471	3,724
Oracle Corp	194,198	10,442
OSI Systems Inc *	2,377	180
PayPal Holdings Inc *	19,824	3,073
PC Connection Inc	904	39
Perficient Inc *	4,599	157
Qorvo Inc *	16,849	1,765
QUALCOMM Inc	2,860	231
Qualys Inc *	3,971	458
Science Applications International Corp	1,150	101
SPS Commerce Inc *	4,795	327
Sykes Enterprises Inc *	8,005	218
Synaptics Inc *	4,880	311
Tech Data Corp *	9,220	1,256
Teradyne Inc	24,285	1,628
Texas Instruments Inc	6,069	721
TTEC Holdings Inc	2,068	88
Ultra Clean Holdings Inc *	5,500	114

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Veeva Systems Inc, Cl A *	3,538	$774
VeriSign Inc *	9,002	1,971
VirnetX Holding Corp *	8,950	59
Visa Inc, Cl A	34,663	6,768
Western Union Co/The	146,012	2,923
Xerox Holdings Corp	43,570	692
Zebra Technologies Corp, Cl A *	1,029	269

		197,404

Materials — 2.7%
Air Products and Chemicals Inc	4,610	1,114
Arconic Corp *	13,965	202
Avery Dennison Corp	6,528	723
Axalta Coating Systems Ltd *	29,769	688
Ball Corp	14,433	1,029
Boise Cascade Co	2,268	77
Commercial Metals Co	5,840	100
Ecolab Inc	6,411	1,363
FMC Corp	420	41
Graphic Packaging Holding Co	23,662	342
Innospec Inc	3,491	269
Linde PLC	11,855	2,399
NewMarket Corp	2,240	977
Newmont Corp	12,950	757
Nucor Corp	38,902	1,644
PolyOne Corp	24,803	615
PPG Industries Inc	37,769	3,840
PQ Group Holdings Inc *	3,027	38
Reliance Steel & Aluminum Co	26,591	2,579
Scotts Miracle-Gro Co/The, Cl A	2,017	288
Sensient Technologies Corp	3,413	171
Silgan Holdings Inc	6,337	212
Sonoco Products Co	7,207	373
Stepan Co	4,633	450
Warrior Met Coal Inc	10,388	146
WR Grace & Co	2,163	113

		20,550

Real Estate — 2.8%
Alexandria Real Estate Equities Inc ‡	5,957	916
American Homes 4 Rent, Cl A ‡	25,163	635
Apartment Investment and Management
Co, Cl A ‡	20,475	755
Brandywine Realty Trust ‡	17,595	170
CBRE Group Inc, Cl A *	2,385	105
CorEnergy Infrastructure Trust Inc ‡	3,200	32
Duke Realty Corp ‡	12,495	431
Easterly Government Properties Inc ‡	10,723	269
EastGroup Properties Inc ‡	4,373	508
Equity Commonwealth *‡	24,901	839
Essential Properties Realty Trust Inc ‡	5,130	70
First Industrial Realty Trust Inc ‡	2,968	112
Healthcare Trust of America Inc, Cl A ‡	5,779	153

5	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

U.S. Equity Factor Allocation Fund (Continued)

May 31, 2020

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Innovative Industrial Properties Inc, Cl A ‡	735	$60
Investors Real Estate Trust ‡	1,680	119
Invitation Homes Inc ‡	77,634	2,042
Jones Lang LaSalle Inc *	3,855	395
Lexington Realty Trust, Cl B ‡	32,993	321
Medical Properties Trust Inc ‡	97,605	1,765
Mid-America Apartment Communities Inc ‡	2,148	250
National Storage Affiliates Trust ‡	8,547	256
New Senior Investment Group Inc ‡	12,088	35
Newmark Group Inc, Cl A	11,665	50
Paramount Group Inc ‡	49,696	383
Piedmont Office Realty Trust Inc, Cl A ‡	14,917	249
Prologis Inc ‡	63,761	5,834
Public Storage ‡	391	79
Realty Income Corp ‡	1,836	101
RMR Group Inc/The, Cl A	2,341	63
Safehold Inc ‡	1,416	78
SBA Communications Corp, Cl A ‡	178	56
SL Green Realty Corp ‡	1,953	82
Spirit Realty Capital Inc ‡	41,669	1,185
STAG Industrial Inc ‡	11,650	313
STORE Capital Corp ‡	11,837	229
VEREIT Inc ‡	284,102	1,558
Weingarten Realty Investors ‡	461	8
Welltower Inc ‡	11,417	578

		21,084

Utilities — 1.3%
AES Corp/The	44,612	557
Evergy Inc	4,518	279
Exelon Corp	128,766	4,933
NRG Energy Inc	12,200	440
Portland General Electric Co	18,556	874
Sempra Energy	18,650	2,355
Vistra Energy Corp	11,192	229

		9,667

Total Common Stock (Cost $678,421) ($ Thousands)		734,947

	Number of Rights

RIGHTS — 0.0%
Liberty Media Corp-Liberty SiriusXM, Expires 06/10/2020 *	1,856	20
Celgene Corp *‡‡	5,903	20

Total Rights (Cost $12) ($ Thousands)		40

Description	Shares	Market Value ($ Thousands)
CASH EQUIVALENT — 2.1%
SEI Daily Income Trust, Government Fund,
Cl F 0.090% **†	15,622,058	$15,622

Total Cash Equivalent (Cost $15,622) ($ Thousands)		15,622

Total Investments in Securities — 99.3% (Cost $694,055) ($ Thousands)		$750,609

6	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

U.S. Equity Factor Allocation Fund (Concluded)

May 31, 2020

A list of the open futures contracts held by the Fund at May 31, 2020, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Thousands)
S&P 500 Index E-MINI	108	Jun-2020	$13,834	$16,427	$2,593

Percentages are based on Net Assets of $756,195 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2020.

†	Investment in Affiliated Security (see Note 6).

‡	Real Estate Investment Trust.

‡‡	Expiration date not available.

Cl — Class

Ltd. — Limited

PLC — Public Limited Company

S&P— Standard & Poor’s

The following is a list of the level of inputs used as of May 31, 2020, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	734,947	—	—	734,947
Rights	40	—	—	40
Cash Equivalent	15,622	—	—	15,622

Total Investments in Securities	750,609	—	—	750,609

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts *
Unrealized Appreciation	2,593	—	—	2,593

Total Other Financial Instruments	2,593	—	—	2,593

*Futures contracts are valued at the unrealized appreciation on the instrument.

For the year ended May 31, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2020 ($ Thousands):

Security Description	Value 5/31/2019	Purchases at Cost	Proceeds from Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/(Depreciation)	Value 5/31/2020	Shares	Income	Capital Gains
SEI Daily Income Trust, Government Fund, Cl F	$24,467	$218,510	$(227,355)	$—	$—	$15,622	15,622,058	$85	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

7	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

U.S. Managed Volatility Fund

May 31, 2020

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 97.7%

Communication Services — 9.9%
Activision Blizzard Inc	68,413	$4,924
Anterix Inc *	3,425	184
AT&T Inc	727,100	22,438
Bandwidth Inc, Cl A *(A)	2,930	325
BCE Inc	57,600	2,385
Cable One Inc	1,296	2,446
Cargurus Inc, Cl A *	11,467	298
China Mobile Ltd ADR	87,300	3,070
Cogeco Communications Inc	13,400	997
Cogent Communications Holdings Inc	3,813	292
Comcast Corp, Cl A	370,400	14,668
Discovery Inc, Cl C *	61,415	1,203
Electronic Arts Inc *	39,774	4,887
EverQuote Inc, Cl A *	3,666	198
Glu Mobile Inc *	27,754	277
Hemisphere Media Group Inc, Cl A *	839	8
John Wiley & Sons Inc, Cl A	41,347	1,662
Madison Square Garden Sports C, Cl A *	6,952	1,186
MSG Networks Inc *(A)	18,949	235
New York Times Co/The, Cl A	79,796	3,130
Nippon Telegraph & Telephone Corp ADR	173,800	3,951
Omnicom Group Inc	116,900	6,405
Ooma Inc *	5,136	64
Shenandoah Telecommunications Co	4,845	255
SK Telecom Co Ltd ADR	172,800	3,326
Spok Holdings Inc	7,330	75
Spotify Technology SA *	17,923	3,243
Take-Two Interactive Software Inc *	37,654	5,127
TechTarget Inc *	8,552	235
TrueCar Inc *	31,934	86
Verizon Communications Inc	565,460	32,446

		120,026

Consumer Discretionary — 9.7%
1-800-Flowers.com Inc, Cl A *	2,064	46
Amazon.com Inc *	1,167	2,850
AutoZone Inc *	12,200	14,004
Bright Horizons Family Solutions Inc *	12,020	1,345
Canadian Tire Corp Ltd, Cl A	51,400	4,374
Core-Mark Holding Co Inc	10,602	297
Dollar General Corp	30,024	5,750
Dollar Tree Inc *	15,372	1,504
Domino’s Pizza Inc	13,334	5,145
DR Horton Inc	79,400	4,391
eBay Inc	192,900	8,785
Ford Motor Co	642,400	3,668
frontdoor Inc *	69,876	3,190
Garmin Ltd	25,859	2,332
Gentex Corp	72,495	1,917
Graham Holdings Co, Cl B	421	151
Grand Canyon Education Inc *	47,212	4,607
K12 Inc *	7,866	194

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Lululemon Athletica Inc *	15,160	$4,549
Murphy USA Inc *	2,734	317
NIKE Inc, Cl B	48,072	4,739
Ollie’s Bargain Outlet Holdings Inc *(A)	50,287	4,599
Perdoceo Education Corp *	6,775	110
PetMed Express Inc (A)	6,806	246
PulteGroup Inc	84,400	2,867
Shutterstock Inc	7,271	276
Stamps.com Inc *	1,182	234
Standard Motor Products Inc	2,733	116
Sturm Ruger & Co Inc	5,283	329
Target Corp	223,900	27,389
Tesla Inc *	1,957	1,634
Toyota Motor Corp ADR	48,000	6,048

		118,003

Consumer Staples — 17.2%
Altria Group Inc	286,097	11,172
B&G Foods Inc, Cl A (A)	8,098	188
BJ’s Wholesale Club Holdings Inc *	12,749	459
Boston Beer Co Inc/The, Cl A *	654	369
Calavo Growers Inc	5,105	299
Cal-Maine Foods Inc	6,977	311
Campbell Soup Co	81,087	4,134
Casey’s General Stores Inc	17,003	2,716
Celsius Holdings Inc *(A)	6,424	60
Central Garden & Pet Co, Cl A *	989	36
Church & Dwight Co Inc	56,959	4,276
Clorox Co	23,222	4,790
Coca-Cola Co	101,382	4,732
Coca-Cola Consolidated Inc	1,128	275
Colgate-Palmolive Co	63,534	4,595
Costco Wholesale Corp	14,956	4,613
elf Beauty Inc *	25,197	432
Flowers Foods Inc	195,312	4,607
General Mills Inc	206,897	13,043
Hain Celestial Group Inc/The *	18,043	568
Hershey Co/The	38,133	5,174
Hormel Foods Corp	116,894	5,708
Hostess Brands Inc, Cl A *	37,904	458
Ingredion Inc	46,100	3,883
J&J Snack Foods Corp	2,499	321
JM Smucker Co/The	153,919	17,536
John B Sanfilippo & Son Inc	4,178	363
Kellogg Co	123,098	8,040
Keurig Dr Pepper Inc	145,840	4,072
Kimberly-Clark Corp	61,851	8,748
Kraft Heinz Co/The	165,500	5,043
Kroger Co/The	563,260	18,374
Lancaster Colony Corp	1,808	277
McCormick & Co Inc/MD	33,204	5,816
MGP Ingredients Inc (A)	6,190	232
Mondelez International Inc, Cl A	113,332	5,907

1	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

U.S. Managed Volatility Fund (Continued)

May 31, 2020

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Monster Beverage Corp *	78,990	$5,680
National Beverage Corp *(A)	5,154	294
Natural Grocers by Vitamin Cottage Inc	5,162	74
PepsiCo Inc	41,318	5,435
PriceSmart Inc	4,826	262
Procter & Gamble Co/The	43,086	4,995
Simply Good Foods Co/The *	15,143	258
SpartanNash Co	15,322	328
Sprouts Farmers Market Inc *	64,377	1,618
Sysco Corp	60,300	3,326
Tootsie Roll Industries Inc (A)	9,514	339
Tyson Foods Inc, Cl A	223,400	13,726
Universal Corp/VA	7,484	330
Walgreens Boots Alliance Inc	85,300	3,663
Walmart Inc	136,438	16,926
WD-40 Co (A)	1,863	357
Weis Markets Inc	6,870	383

		209,621

Energy — 1.1%
Cabot Oil & Gas Corp, Cl A	4,974	99
NACCO Industries Inc, Cl A	624	16
Phillips 66	97,000	7,591
Valero Energy Corp	82,400	5,491

		13,197

Financials — 11.9%
Aflac Inc	258,600	9,431
Allstate Corp/The	177,400	17,351
American Financial Group Inc/OH	159,888	9,632
American National Insurance Co	12,423	934
Annaly Capital Management Inc ‡	1,122,200	6,913
Assured Guaranty Ltd	99,900	2,590
Bank of NT Butterfield & Son Ltd/The	6,486	158
Berkshire Hathaway Inc, Cl B *	116,400	21,601
Bridgewater Bancshares Inc *	2,748	29
Canadian Imperial Bank of Commerce	79,400	5,072
Capitol Federal Financial Inc	21,608	253
Cboe Global Markets Inc (A)	34,132	3,634
CNA Financial Corp	111,800	3,380
Columbia Financial Inc *	6,492	92
Commerce Bancshares Inc/MO	14,621	932
Community Bank System Inc	3,257	194
Community Bankers Trust Corp	12,396	70
Crawford & Co, Cl A	4,403	26
Employers Holdings Inc	5,079	152
Erie Indemnity Co, Cl A	1,716	309
Everest Re Group Ltd	29,900	5,932
First Financial Bankshares Inc	8,016	246
Globe Life Inc	17,966	1,384
Goosehead Insurance Inc, Cl A *	4,401	264
HarborOne Bancorp Inc *	35,768	285
Hartford Financial Services Group Inc/The	104,800	4,013

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
HomeTrust Bancshares Inc	2,482	$38
Horace Mann Educators Corp	8,194	299
Houlihan Lokey Inc, Cl A	3,208	194
Investors Bancorp Inc	423,000	3,672
JPMorgan Chase & Co	57,600	5,605
Kearny Financial Corp/MD	12,056	103
Kinsale Capital Group Inc	2,569	384
KKR Real Estate Finance Trust Inc	14,400	233
Loblaw Cos Ltd	76,100	3,752
Macatawa Bank Corp	1,014	7
MarketAxess Holdings Inc	7,915	4,025
Mercury General Corp	8,863	357
Morningstar Inc	4,731	725
National Bank Holdings Corp, Cl A	7,929	209
National Bank of Canada	122,700	5,323
National General Holdings Corp	11,780	239
Nicolet Bankshares Inc *	814	45
Northeast Bank	7,494	129
Orrstown Financial Services Inc	1,329	18
PCSB Financial Corp	17,506	234
Progressive Corp/The	36,081	2,803
Reinsurance Group of America Inc, Cl A	28,600	2,595
RenaissanceRe Holdings Ltd	4,068	683
RLI Corp	4,249	335
Safeguard Scientifics Inc	3,191	20
Safety Insurance Group Inc	3,728	284
Starwood Property Trust Inc ‡	265,500	3,521
Stewart Information Services Corp	8,915	275
TFS Financial Corp	27,666	426
Timberland Bancorp Inc/WA	4,768	86
Trupanion Inc *(A)	9,020	272
Unity Bancorp Inc	2,057	29
US Bancorp	158,300	5,629
Virtu Financial Inc, Cl A	97,078	2,315
Wells Fargo & Co	138,100	3,656
White Mountains Insurance Group Ltd	1,071	981

		144,378

Health Care — 15.4%
AbbVie Inc	71,100	6,589
ADMA Biologics Inc *	46,544	153
Agenus Inc *	22,288	83
Alexion Pharmaceuticals Inc *	13,324	1,598
Allscripts Healthcare Solutions Inc *	6,996	44
Amgen Inc	42,200	9,693
AMN Healthcare Services Inc *	6,952	308
Amphastar Pharmaceuticals Inc *	12,121	226
ANI Pharmaceuticals Inc *	730	23
Anika Therapeutics Inc *	922	31
Arvinas Inc *	710	24
Baxter International Inc	28,674	2,581
BioDelivery Sciences International Inc *	9,895	47
Bio-Rad Laboratories Inc, Cl A *	11,798	5,797

2	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

U.S. Managed Volatility Fund (Continued)

May 31, 2020

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
BioSpecifics Technologies Corp *	1,102	$68
Bristol-Myers Squibb Co	251,900	15,043
Chemed Corp	5,395	2,582
Constellation Pharmaceuticals Inc *	537	19
Corcept Therapeutics Inc *	16,405	248
CryoPort Inc *(A)	3,479	85
Cutera Inc *	1,721	23
CVS Health Corp	168,830	11,070
Enzo Biochem Inc *	20,418	58
GenMark Diagnostics Inc *	17,719	168
Gilead Sciences Inc	132,300	10,297
Globus Medical Inc, Cl A *	7,222	395
Haemonetics Corp *	3,266	358
Halozyme Therapeutics Inc *	785	19
HCA Healthcare Inc	37,200	3,977
HealthStream Inc *	7,186	164
HMS Holdings Corp *	9,203	288
Incyte Corp *	37,186	3,790
Johnson & Johnson	200,847	29,876
Joint Corp/The *	8,310	126
Kala Pharmaceuticals Inc *(A)	9,665	119
Kiniksa Pharmaceuticals Ltd, Cl A *	2,275	47
Kura Oncology Inc *	8,289	142
LeMaitre Vascular Inc	8,353	225
Luminex Corp	4,961	155
Masimo Corp *	10,713	2,573
Merck & Co Inc	388,855	31,388
Mettler-Toledo International Inc *	2,985	2,373
National HealthCare Corp	1,687	113
Neogen Corp *	3,622	258
Omnicell Inc *	3,071	205
Orthofix Medical Inc *	3,420	117
Pfizer Inc	564,422	21,555
Phibro Animal Health Corp, Cl A	12,263	321
Premier Inc, Cl A *	112,012	3,897
Prestige Consumer Healthcare Inc *	7,592	320
Regeneron Pharmaceuticals Inc *	8,800	5,393
SeaSpine Holdings Corp *	9,673	103
SIGA Technologies Inc *	15,267	91
Simulations Plus Inc	4,906	249
Translate Bio Inc *	2,299	48
Universal Health Services Inc, Cl B	38,900	4,102
USANA Health Sciences Inc *	4,143	351
Vapotherm Inc *	2,483	66
Waters Corp *	1,221	244
West Pharmaceutical Services Inc	34,133	7,374
XBiotech Inc *	7,494	105

		187,785

Industrials — 7.8%
Acacia Research Corp *	10,898	28
Allegion plc	1,241	124
Allison Transmission Holdings Inc, Cl A	179,500	6,771

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
BWX Technologies Inc	14,359	$898
Carlisle Cos Inc	20,827	2,496
Carrier Global Corp *	59,100	1,210
CH Robinson Worldwide Inc	41,986	3,406
CoStar Group Inc *	6,602	4,336
CSW Industrials Inc	3,305	237
Cummins Inc	33,700	5,715
Curtiss-Wright Corp	16,364	1,641
Energy Recovery Inc *	7,116	55
Expeditors International of Washington Inc	23,581	1,801
Exponent Inc	10,182	756
Fastenal Co	77,521	3,199
Federal Signal Corp	9,613	280
Forward Air Corp	1,989	99
FTI Consulting Inc *	3,076	371
Gencor Industries Inc *	2,685	32
General Dynamics Corp	35,700	5,242
Graco Inc	13,674	659
Heartland Express Inc	11,533	253
Heidrick & Struggles International Inc	1,370	30
Huntington Ingalls Industries Inc	27,000	5,397
IHS Markit Ltd	38,275	2,659
Lindsay Corp	1,656	156
Marten Transport Ltd	8,613	220
Miller Industries Inc/TN	3,172	94
Old Dominion Freight Line Inc	15,980	2,734
Otis Worldwide Corp	29,550	1,556
Proto Labs Inc *(A)	2,679	338
Raytheon Technologies Corp	174,672	11,270
Republic Services Inc, Cl A	113,716	9,718
Resources Connection Inc	6,582	72
Robert Half International Inc	31,911	1,619
Schneider National Inc, Cl B	2,779	67
Snap-on Inc	34,600	4,487
Spartan Motors Inc	8,449	144
Toro Co/The	63,373	4,504
Waste Management Inc	72,800	7,771
Watsco Inc	11,567	2,058
Werner Enterprises Inc	7,324	339

		94,842

Information Technology — 14.3%
Agilysys Inc *	9,855	190
Amdocs Ltd	334,955	20,854
American Software Inc/GA, Cl A	1,117	22
Apple Inc	27,800	8,839
Atlassian Corp PLC, Cl A *	21,924	4,063
Black Knight Inc *	22,655	1,744
Blackline Inc *	4,589	341
Box Inc, Cl A *	18,948	379
CACI International Inc, Cl A *	21,400	5,367
Canon Inc ADR (A)	94,900	1,948
CDK Global Inc	26,240	1,031

3	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

U.S. Managed Volatility Fund (Continued)

May 31, 2020

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
CEVA Inc *	3,378	$116
Cisco Systems Inc	371,300	17,756
Citrix Systems Inc	3,771	559
CommVault Systems Inc *	5,957	241
CSG Systems International Inc	110,476	5,231
Digital Turbine Inc *	15,588	100
DocuSign Inc, Cl A *	31,038	4,337
Dolby Laboratories Inc, Cl A	3,011	183
F5 Networks Inc *	45,333	6,570
Five9 Inc *	3,112	324
Hackett Group Inc/The	11,677	161
Intel Corp	435,600	27,412
Intelligent Systems Corp *	2,151	69
International Business Machines Corp	119,900	14,976
J2 Global Inc	3,517	275
Jack Henry & Associates Inc	17,405	3,148
MAXIMUS Inc	4,099	295
MicroStrategy Inc, Cl A *	1,960	244
Mitek Systems Inc *	27,800	259
MobileIron Inc *	26,812	121
Motorola Solutions Inc	22,300	3,018
Napco Security Technologies Inc *	7,864	179
National Instruments Corp	42,370	1,641
NeoPhotonics Corp *	25,977	225
NETGEAR Inc *	11,304	291
NIC Inc	12,510	301
Oracle Corp	441,400	23,734
PC Connection Inc	6,279	272
Progress Software Corp	7,786	315
Qualys Inc *	2,914	336
ShotSpotter Inc *	2,595	60
SPS Commerce Inc *	3,248	221
Telenav Inc *	11,304	56
Teradata Corp *	2,877	62
Tyler Technologies Inc *	5,077	1,905
ViaSat Inc *	7,531	316
Western Union Co/The	525,400	10,518
Zscaler Inc *(A)	34,116	3,346

		173,951

Materials — 2.3%
AptarGroup Inc	35,498	3,954
Balchem Corp	4,567	460
Gold Resource Corp	39,528	154
Hawkins Inc	523	22
Hecla Mining Co	31,117	103
Linde PLC	26,183	5,298
Materion Corp	4,518	237
Neenah Inc	2,437	123
NewMarket Corp	813	355
Newmont Corp	25,324	1,481
Royal Gold Inc	29,281	3,900
Sealed Air Corp	95,500	3,066

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Sensient Technologies Corp	10,252	$514
Silgan Holdings Inc	147,800	4,942
Sonoco Products Co	65,410	3,389

		27,998

Real Estate — 2.4%
Brandywine Realty Trust ‡	270,500	2,610
CBRE Group Inc, Cl A *	17,136	754
Equity Commonwealth ‡	32,593	1,098
Gaming and Leisure Properties Inc ‡	125,500	4,335
Iron Mountain Inc ‡(A)	160,400	4,132
Maui Land & Pineapple Co Inc *	1,950	21
National Health Investors Inc ‡	47,900	2,658
Omega Healthcare Investors Inc ‡	88,100	2,743
Piedmont Office Realty Trust Inc, Cl A ‡	226,600	3,780
PS Business Parks Inc ‡	2,324	311
Retail Properties of America Inc, Cl A ‡	248,400	1,346
Rexford Industrial Realty Inc ‡	7,376	294
Safehold Inc ‡	866	48
St Joe Co/The *	5,414	104
Tejon Ranch Co *	2,815	40
Terreno Realty Corp ‡	5,378	275
VEREIT Inc ‡	914,100	5,009

		29,558

Utilities — 5.7%
ALLETE Inc	7,467	439
American Electric Power Co Inc	49,900	4,254
American States Water Co	3,497	287
Artesian Resources Corp, Cl A	401	14
Atlantic Power Corp *	55,839	117
Avista Corp	6,876	269
Cadiz Inc *(A)	9,277	103
Chesapeake Utilities Corp	2,752	249
DTE Energy Co	66,600	7,164
Edison International	118,100	6,863
Entergy Corp	150,600	15,334
Exelon Corp	476,400	18,251
FirstEnergy Corp	98,200	4,150
Genie Energy Ltd, Cl B	5,965	51
Hawaiian Electric Industries Inc	76,653	3,025
MGE Energy Inc	3,907	265
Northwest Natural Holding Co	1,651	106
ONE Gas Inc	2,247	189
Ormat Technologies Inc	5,047	367
Pinnacle West Capital Corp	21,144	1,647
Portland General Electric Co	6,562	309
Public Service Enterprise Group Inc	105,700	5,395
Pure Cycle Corp *	2,700	27
Southwest Gas Holdings Inc	1,351	103
Spire Inc	3,731	272

4	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

U.S. Managed Volatility Fund (Concluded)

May 31, 2020

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Unitil Corp	5,787	$279

		69,529

Total Common Stock (Cost $1,036,720) ($ Thousands)		1,188,888

AFFILIATED PARTNERSHIP — 1.7%
SEI Liquidity Fund, L.P. 0.290% **†(B)	19,816,001	19,825

Total Affiliated Partnership (Cost $19,820) ($ Thousands)		19,825

Description	Shares	Market Value ($ Thousands)
CASH EQUIVALENT — 3.2%
SEI Daily Income Trust, Government Fund, Cl F
0.090% **†	39,060,785	$39,061

Total Cash Equivalent (Cost $39,061) ($ Thousands)		39,061

Total Investments in Securities — 102.6% (Cost $1,095,601) ($ Thousands)		$1,247,774

A list of the open futures contracts held by the Fund at May 31, 2020, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Thousands)
S&P 500 Index E-MINI	82	Jun-2020	$11,484	$12,472	$988

Percentages are based on Net Assets of $1,216,680 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2020.

†	Investment in Affiliated Security (See Note 6).

‡	Real Estate Investment Trust.

(A)	Certain securities or partial positions of certain securities are on loan at May 31, 2020 (See Note 12). The total market value of securities on loan at May 31, 2020 was $20,402 ($ Thousands). (B) This security was purchased with cash collateral held from securities on loan (See Note 12). The total market value of such securities as of May 31, 2020 was $19,825 ($ Thousands).

ADR — American Depositary Receipt

Cl — Class

L.P. — Limited Partnership

Ltd. — Limited

PLC — Public Limited Company

S&P— Standard & Poor’s

The following is a list of the level of inputs used as of May 31, 2020 , in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stock	1,188,888	—	—	1,188,888
Affiliated Partnership	—	19,825	—	19,825
Cash Equivalent	39,061	—	—	39,061

Total Investments in Securities	1,227,949	19,825	—	1,247,774

	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Other Financial Instruments
Futures Contracts *
Unrealized Appreciation	988	—	—	988

Total Other Financial Instruments	988	—	—	988

*	Futures contracts are valued at the unrealized appreciation on the instrument.

For the year ended May 31, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2020 ($ Thousands):

Security Description	Value 5/31/2019	Purchases at Cost	Proceeds from Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation	Value 5/31/2020	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$—	$30,140	$(10,320)	$—	$5	$19,825	19,816,001	$6	$—
SEI Daily Income Trust, Government Fund, Cl F	9,926	478,335	(449,200)	—	—	39,061	39,060,785	491	—

Totals	$9,926	$508,475	$(459,520)	$—	$5	$58,886		$497	$—

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

5	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

Global Managed Volatility Fund

May 31, 2020

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 97.4%

Australia — 1.6%
AGL Energy Ltd	1,205,000	$13,406
Coca-Cola Amatil Ltd	706,000	4,105
Coles Group Ltd	634,333	6,468
Computershare Ltd	97,951	852
Dacian Gold Ltd *	30,706	9
Evolution Mining Ltd	300,524	1,217
Mirvac Group ‡	2,693,100	4,201
Newcrest Mining Ltd	502,843	10,207
Northern Star Resources Ltd	41,849	411
Regis Resources Ltd	416,968	1,494
Telstra Corp Ltd	804,697	1,731
Westgold Resources Ltd *	154,637	240
Woolworths Group Ltd	7,288	171

		44,512

Austria — 0.1%
Agrana Beteiligungs AG	7,360	143
Flughafen Wien AG	4,508	140
Oberbank AG	175	16
Telekom Austria AG, Cl A	38,558	278
Verbund AG, Cl A	18,293	815
Vienna Insurance Group AG Wiener Versicherung Gruppe *	2,613	55

		1,447

Belgium — 0.3%
Ageas SA/NV	124,693	4,254
Colruyt SA	55,842	3,378

		7,632

Canada — 3.5%
Argonaut Gold Inc *	20,600	28
Atco Ltd/Canada, Cl I	61,451	1,725
B2Gold Corp	382,472	2,100
Bank of Montreal	93,993	4,619
Bank of Nova Scotia/The	106,000	4,231
Barrick Gold Corp	127,800	3,061
BCE Inc	74,600	3,089
Canadian Tire Corp Ltd, Cl A	83,400	7,097
Canadian Utilities Ltd, Cl A	63,988	1,530
Centerra Gold Inc	353,500	3,573
Constellation Software Inc/Canada	1,800	2,038
Dundee Precious Metals Inc	151,300	820
Franco-Nevada Corp	24,000	3,356
George Weston Ltd	42,713	3,073
Great-West Lifeco Inc	172,100	2,791
Hydro One Ltd	132,800	2,563
Kinross Gold Corp *	201,800	1,307
Loblaw Cos Ltd	143,100	7,057
Metro Inc/CN, Cl A	50,600	2,102
National Bank of Canada	172,600	7,487
OceanaGold Corp *	209,603	425
Osisko Gold Royalties Ltd	215,182	2,127

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Power Corp of Canada	246,540	$3,997
Quebecor Inc, Cl B	16,100	353
Rogers Communications Inc, Cl B	38,496	1,607
Roxgold Inc *	257,974	237
SSR Mining Inc *	149,476	2,864
TELUS Corp	631,600	10,903
Teranga Gold Corp *	9,744	76
Torex Gold Resources Inc *	127,986	1,759
Toronto-Dominion Bank/The	168,700	7,199
Yamana Gold Inc	147,729	796

		95,990

Denmark — 0.5%
Carlsberg A/S, Cl B	60,779	7,860
Coloplast A/S, Cl B	36,500	6,128
Jeudan A/S	1,320	52
Schouw & Co A/S	1,433	117

		14,157

Finland — 0.1%
Aspo Oyj	27	—
Elisa Oyj, Cl A	14,451	906
Kesko Oyj, Cl B	19,616	332
Olvi Oyj, Cl A	1,167	53
Orion Oyj, Cl B	46,662	2,497

		3,788

France — 2.1%
BioMerieux	14,830	2,130
Boiron SA	56	2
Carrefour SA	7,957	121
Cie des Alpes	1,545	33
Danone SA	73,448	5,029
Engie SA	604,300	7,149
Eutelsat Communications SA	162,579	1,620
Fountaine Pajot SA	345	24
Orange SA	380,107	4,585
Sanofi	226,200	22,024
SEB SA	7,121	977
Societe BIC SA	77,200	4,112
TOTAL SA	133,400	4,990
Veolia Environnement SA	210,136	4,601

		57,397

Germany — 1.5%
Allianz SE	24,800	4,492
Bayerische Motoren Werke AG	45,600	2,668
Beiersdorf AG	14,750	1,546
Deutsche Telekom AG	992,497	15,649
Fraport AG Frankfurt Airport Services Worldwide	60,300	2,993
Knorr-Bremse AG	23,061	2,442
McKesson Europe AG	1,563	45
METRO AG	53,745	502

1	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

Global Managed Volatility Fund (Continued)

May 31, 2020

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	30,500	$6,941
Siemens Healthineers AG	50,402	2,605
Talanx AG	60,400	2,126
Wuestenrot & Wuerttembergische AG	9,300	170

		42,179

Hong Kong — 1.0%
Chevalier International Holdings Ltd	14,000	17
Chinney Investments Ltd	88,000	18
CK Hutchison Holdings Ltd	449,500	2,749
CK Infrastructure Holdings Ltd	333,425	1,665
CLP Holdings Ltd	671,680	6,582
Fountain SET Holdings Ltd	386,000	51
HK Electric Investments & HK Electric Investments Ltd	3,589,021	3,556
HKT Trust & HKT Ltd	4,444,686	6,319
Langham Hospitality Investments and Langham Hospitality Investments Ltd	450,500	59
MTR Corp Ltd	150,343	721
Paliburg Holdings Ltd	104,000	27
PCCW Ltd	598,000	328
Power Assets Holdings Ltd	334,587	1,863
Regal Hotels International Holdings Ltd	98,000	42
Sun Hung Kai Properties Ltd	239,000	2,744
Wing Tai Properties	18,000	9
Yue Yuen Industrial Holdings Ltd	509,522	730

		27,480

Ireland — 0.0%
Jazz Pharmaceuticals PLC *	5,354	639

Israel — 1.1%
Adgar Investment and Development Ltd	26,376	39
Alony Hetz Properties & Investments Ltd	36,340	415
Amot Investments Ltd	76,566	404
Bank Hapoalim BM	57,073	351
Bank Leumi Le-Israel BM	1,313,081	6,962
Bayside Land Corp	1,541	868
Big Shopping Centers Ltd	1,034	73
Brack Capital Properties NV *	782	58
Carasso Motors Ltd	5,883	17
Check Point Software Technologies Ltd *	47,253	5,182
Elbit Systems Ltd	8,921	1,244
Freshmarket Ltd	9,465	31
Isracard Ltd	2	—
Isras Investment Co Ltd	143	25
Malam - Team Ltd	731	146
Mediterranean Towers Ltd *	82,120	169
Mizrahi Tefahot Bank Ltd	519,081	10,194
Neto ME Holdings Ltd	1,148	61
Nice Ltd *	3,421	620
Rami Levy Chain Stores Hashikma Marketing 2006 Ltd	13,597	850

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Shufersal Ltd	230,781	$1,552
Strauss Group Ltd	34,839	975
Summit Real Estate Holdings Ltd	11,665	133

		30,369

Italy — 0.9%
A2A SpA	1,020,552	1,416
ACEA SpA	4,161	81
Enel SpA	2,169,324	16,652
Hera SpA	692,174	2,656
Iren SpA	885,046	2,201
Orsero SpA *	7,913	45

		23,051

Japan — 9.5%
ABC-Mart Inc	17,900	1,088
Advantest Corp	31,500	1,555
Aeon Co Ltd	17,700	392
Aeon Hokkaido Corp	18,800	136
Ahjikan Co Ltd	5,308	37
Alpen Co Ltd	8,600	141
Anabuki Kosan Inc	1,600	26
Aozora Bank Ltd	85,300	1,585
Araya Industrial Co Ltd	3,800	40
Astellas Pharma Inc	792,200	14,078
Atsugi Co Ltd	21,950	126
Belc Co Ltd	1,000	62
Biofermin Pharmaceutical Co Ltd	1,300	28
Can Do Co Ltd	20,916	365
Canon Inc	243,300	5,011
C’BON COSMETICS Co Ltd	3,200	64
Choushimaru Co Ltd	14,500	155
Chubu Electric Power Co Inc	71,800	967
Chugai Pharmaceutical Co Ltd	5,800	855
Chugoku Electric Power Co Inc/The	164,508	2,260
Chukyo Bank Ltd/The	371	7
Cosmos Pharmaceutical Corp	12,400	1,781
Create Medic Co Ltd	3,300	30
Create SD Holdings Co Ltd	3,200	101
Daiohs Corp	2,700	28
DCM Holdings Co Ltd	125,300	1,303
DyDo Group Holdings Inc	16,496	808
Earth Corp	4,000	264
Ebara Foods Industry Inc	1,700	35
Eco’s Co Ltd/Japan	1,500	27
EDION Corp	4,100	38
ESTELLE Holdings Co Ltd	6,000	33
Fujicco Co Ltd	2,000	37
FUJIFILM Holdings Corp	116,500	5,386
Fujitsu Ltd	21,600	2,225
Fujiya Co Ltd	9,400	190
Hakudo Co Ltd	2,100	28
Hankyu Hanshin REIT Inc ‡	213	269

2	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

Global Managed Volatility Fund (Continued)

May 31, 2020

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Heiwado Co Ltd	3,700	$66
Hitachi Ltd	525	17
ITOCHU Corp	440,400	9,443
Itochu-Shokuhin Co Ltd	953	41
Itoham Yonekyu Holdings Inc	8,000	50
Japan Airlines Co Ltd	217,500	4,274
Japan Post Bank Co Ltd	209,400	1,730
Japan Post Holdings Co Ltd	888,400	6,466
Japan Tobacco Inc	614,200	12,186
Japan Wool Textile Co Ltd/The	2,900	27
J-Oil Mills Inc	700	28
JXTG Holdings	1,100,600	4,232
Kakiyasu Honten Co Ltd	7,053	171
Kameda Seika Co Ltd	1,300	65
Kato Sangyo Co Ltd	16,200	567
KDDI Corp	821,200	23,904
Keiyo Co Ltd	14,748	89
Kewpie Corp	4,200	82
KFC Holdings Japan Ltd	12,063	297
King Jim Co Ltd	7,400	65
Kohnan Shoji Co Ltd	150,054	4,380
Kuraray Co Ltd	165,400	1,738
Kyokuyo Co Ltd	12,700	318
KYORIN Holdings Inc	24,100	521
Kyushu Electric Power Co Inc	115,900	964
Lawson Inc	9,900	548
Life Corp	3,100	97
Lion Corp	43,900	1,004
McDonald’s Holdings Co Japan Ltd	15,700	835
Medipal Holdings Corp	78,800	1,563
Ministop Co Ltd	6,400	90
Miyoshi Oil & Fat Co Ltd	10,700	116
Mizuho Financial Group Inc	10,695,600	13,353
Mochida Pharmaceutical Co Ltd	14,000	543
Mori Trust Sogo Reit Inc ‡	484	606
Morozoff Ltd	700	39
MS&AD Insurance Group Holdings Inc	37,300	1,096
Natori Co Ltd	1,800	29
Nintendo Co Ltd	2,600	1,051
Nippon Beet Sugar Manufacturing Co Ltd	3,000	47
Nippon Flour Mills Co Ltd	207,242	3,139
Nippon Kanzai Co Ltd	5,894	101
Nippon Telegraph & Telephone Corp	1,162,600	26,374
Nisshin Oillio Group Ltd/The	2,249	72
Nissui Pharmaceutical Co Ltd	8,900	104
NJS Co Ltd	3,200	53
NTT DOCOMO Inc	489,942	13,422
Ohsho Food Service Corp	2,095	122
Okinawa Cellular Telephone Co	3,311	128
Okinawa Electric Power Co Inc/The	38,903	729
Okuwa Co Ltd	5,300	75
Oracle Corp Japan	51,954	6,067

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
OUG Holdings Inc	3,500	$87
Premier Investment Corp ‡	111	126
San-A Co Ltd, Cl A	2,900	116
Secom Co Ltd	22,900	1,984
Sekisui Chemical Co Ltd	254,100	3,550
Senko Group Holdings Co Ltd	429,100	3,425
Seven & i Holdings Co Ltd	48,900	1,673
SG Holdings Co Ltd	79,300	2,587
Showa Sangyo Co Ltd	6,600	202
SKY Perfect JSAT Holdings Inc	387,500	1,579
Softbank Corp	1,405,700	17,823
SRS Holdings Co Ltd	14,041	120
Starts Proceed Investment Corp ‡	114	210
Sugi Holdings Co Ltd	19,100	1,234
Sumitomo Mitsui Financial Group Inc	93,600	2,710
Sundrug Co Ltd	101,800	3,430
Takihyo Co Ltd	2,800	45
Teijin Ltd	327,300	5,359
Ten Allied Co Ltd *	6,400	23
Toho Holdings Co Ltd	20,900	417
Tohoku Electric Power Co Inc	101,900	1,056
Tokyo Electric Power Co Holdings Inc *	547,300	1,844
Toyo Suisan Kaisha Ltd	29,400	1,536
Toyota Motor Corp	163,300	10,239
Tsukada Global Holdings Inc	6,700	26
Tsuruha Holdings Inc	40,800	6,029
Unicafe Inc	9,700	87
United Super Markets Holdings Inc	11,400	119
Valor Holdings Co Ltd	6,700	132
Vital KSK Holdings Inc	32,600	323
WDI Corp	1,600	23
Welcia Holdings Co Ltd	51,600	4,335
Wowow Inc	3,276	78
XYMAX REIT Investment Corp ‡	30	28
Yamaguchi Financial Group Inc	365,000	2,182
Yamazaki Baking Co Ltd	31,800	570
Yaoko Co Ltd	4,600	301
Zaoh Co Ltd	2,000	27

		260,320

Netherlands — 1.3%
Adyen NV *	1,846	2,429
Koninklijke Ahold Delhaize NV	1,011,866	25,674
NN Group NV	137,300	4,241
Signify NV	78,500	1,679

		34,023

New Zealand — 0.6%
a2 Milk Co Ltd *	94,053	1,107
Argosy Property Ltd ‡	410,444	292
Chorus Ltd	49,675	234
Contact Energy Ltd	525,466	2,021
EBOS Group Ltd	14,634	199

3	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

Global Managed Volatility Fund (Continued)

May 31, 2020

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Fisher & Paykel Healthcare Corp Ltd	198,704	$3,689
Fletcher Building Ltd	127,762	278
Genesis Energy Ltd	435,580	769
Goodman Property Trust ‡	794,879	1,083
Infratil Ltd	9,843	29
Investore Property Ltd ‡	188	—
Kiwi Property Group Ltd ‡	987,261	624
Mainfreight Ltd	17,296	426
Mercury NZ Ltd	462,321	1,331
Property for Industry Ltd ‡	114,564	172
Sanford Ltd/NZ	8,999	38
Spark New Zealand Ltd	1,416,197	3,876
Stride Property Group	116,528	115
Trustpower Ltd	12,723	55
Vital Healthcare Property Trust ‡	18,286	28

		16,366

Norway — 0.7%
Orkla ASA	1,384,689	12,442
Sparebanken More	209	6
Telenor ASA	434,824	6,594

		19,042

Portugal — 0.0%
Jeronimo Martins SGPS SA *	12,386	212
Novabase SGPS SA	8,381	31
REN - Redes Energeticas Nacionais SGPS SA	264,138	711
Sonae SGPS SA	192,338	143

		1,097

Singapore — 0.9%
CapitaLand Mall Trust ‡	2,377,079	3,414
DBS Group Holdings Ltd	330,900	4,558
Frasers Hospitality Trust ‡	76,500	25
Oversea-Chinese Banking Corp Ltd	704,300	4,261
Sheng Siong Group Ltd	1,166,733	1,296
Singapore Exchange Ltd	165,600	970
SPH REIT ‡	684,386	402
United Overseas Bank Ltd	616,700	8,508

		23,434

Spain — 0.8%
Ebro Foods SA	103,099	2,158
Endesa SA	340,317	8,082
Iberdrola SA	1,127,050	12,146

		22,386

Sweden — 0.8%
Axfood AB	251,027	5,624
ICA Gruppen AB *	301,709	14,169
Swedish Match AB	15,802	1,096

		20,889

Switzerland — 4.6%
Allreal Holding AG	11,443	2,218

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Barry Callebaut AG	1,027	$2,065
Basellandschaftliche Kantonalbank	74	68
BKW AG	9,657	770
Chocoladefabriken Lindt & Spruengli AG	400	3,414
Crealogix Holding AG	301	29
EMS-Chemie Holding AG	3,565	2,637
Helvetia Holding AG	36,500	3,235
Intershop Holding AG	291	164
Investis Holding SA	813	72
Mobimo Holding AG *	967	275
Nestle SA	76,921	8,316
Novartis AG	283,952	24,541
Novavest Real Estate AG *	1,207	56
Orior AG	2,343	180
PSP Swiss Property AG	19,986	2,270
Roche Holding AG	121,074	41,929
Schindler Holding AG	7,314	1,698
Sonova Holding AG	6,939	1,520
Swiss Life Holding AG	21,654	7,605
Swiss Prime Site AG	3,953	368
Swiss Re AG	60,500	4,101
Swisscom AG	20,029	10,420
TX Group AG	1,293	94
Zurich Insurance Group AG	24,400	7,861

		125,906

United Kingdom — 3.8%
3i Group PLC	396,800	4,047
AEW UK REIT PLC ‡	71,930	59
Amino Technologies PLC	28,544	51
BAE Systems PLC	1,526,300	9,363
BP PLC	1,196,500	4,523
Britvic PLC	453,173	4,025
BT Group PLC, Cl A	2,303,600	3,311
Coca-Cola HBC AG	2,236	56
Diageo PLC	193,957	6,691
Empiric Student Property PLC ‡	35,437	27
GCP Student Living PLC ‡	81,560	140
GlaxoSmithKline PLC	968,800	20,024
Hummingbird Resources PLC *	82,842	30
Imperial Brands PLC	682,300	12,370
J Sainsbury PLC	1,582,630	3,796
Kingfisher PLC	307,146	737
National Grid PLC	552,454	6,325
Pan African Resources PLC	144,024	27
Reckitt Benckiser Group PLC	10,677	954
ScS Group PLC	12,552	23
Secure Income REIT Plc ‡	18,333	57
Standard Life Investment Property Income Trust Ltd ‡	32,928	27
Tate & Lyle PLC	1,054,895	8,782
Tesco PLC	1,239,126	3,497
Unilever PLC	136,221	7,295

4	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

Global Managed Volatility Fund (Continued)

May 31, 2020

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Wm Morrison Supermarkets PLC	3,560,692	$8,219

		104,456

United States — 61.7%

Communication Services — 5.9%
Activision Blizzard Inc	61,266	4,410
Alphabet Inc, Cl A *	1,411	2,023
Alphabet Inc, Cl C *	1,506	2,152
AT&T Inc	1,302,443	40,193
ATN International Inc	4,525	269
BCE Inc	228,183	9,463
Comcast Corp, Cl A	734,265	29,077
Discovery Inc, Cl C *	108,467	2,125
Electronic Arts Inc *	2,403	295
Facebook Inc, Cl A *	12,748	2,869
Fox Corp	18,493	532
GCI Liberty Inc *	14,751	1,021
Interpublic Group of Cos Inc/The	64,345	1,101
John Wiley & Sons Inc, Cl A	47,026	1,890
Liberty Media Corp-Liberty Braves, Cl C *	13,061	287
Marcus Corp/The	18,438	249
MSG Networks Inc *	7,779	96
News Corp, Cl A	245,218	3,004
Omnicom Group Inc	88,629	4,856
Reading International Inc, Cl A *	2,200	8
Scholastic Corp	48,941	1,439
Take-Two Interactive Software Inc *	31,420	4,278
Telephone and Data Systems Inc	67,700	1,387
T-Mobile US Inc *	48,439	4,846
Verizon Communications Inc	775,980	44,526

		162,396

Consumer Discretionary — 4.5%
Acushnet Holdings Corp	41,388	1,383
American Public Education Inc *	1,875	59
America’s Car-Mart Inc/TX *	4,410	351
AutoZone Inc	11,900	13,660
Carriage Services Inc, Cl A	1,940	36
Columbia Sportswear Co	56,201	4,106
Deckers Outdoor Corp *	11,726	2,140
Dick’s Sporting Goods Inc	6,628	239
Dollar General Corp	46,087	8,826
Dollar Tree Inc *	50,308	4,924
Domino’s Pizza Inc	11,868	4,579
DR Horton Inc	101,300	5,602
eBay Inc	276,235	12,580
Ford Motor Co	403,300	2,303
General Motors Co	153,400	3,970
Genuine Parts Co	45,461	3,792
Graham Holdings Co, Cl B	2,139	766
Haverty Furniture Cos Inc	8,342	144
Johnson Outdoors Inc, Cl A	2,723	211
K12 Inc *	9,767	240

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
LKQ Corp *	30,557	$839
Murphy USA Inc *	439	51
Perdoceo Education Corp *	21,574	351
PulteGroup Inc	203,800	6,923
Sally Beauty Holdings Inc *	235,100	3,066
Service Corp International/US	79,778	3,146
Target Corp	309,342	37,842
Wolverine World Wide Inc	3,682	77

		122,206

Consumer Staples — 9.6%
Altria Group Inc	321,200	12,543
Archer-Daniels-Midland Co	36,457	1,433
Campbell Soup Co	102,291	5,215
Casey’s General Stores Inc	17,140	2,738
Church & Dwight Co Inc	64,450	4,838
Clorox Co/The	52,371	10,802
Coca-Cola Co/The	249,613	11,652
Colgate-Palmolive Co	146,361	10,586
Costco Wholesale Corp	49,984	15,419
Darling Ingredients Inc *	3,558	83
Flowers Foods Inc	35,266	832
General Mills Inc	340,505	21,465
Herbalife Nutrition Ltd *	3,334	146
Hershey Co/The	8,079	1,096
Hormel Foods Corp	78,512	3,834
Ingredion Inc	82,179	6,922
Inter Parfums Inc	5,210	242
J&J Snack Foods Corp	12,322	1,585
JM Smucker Co/The	142,217	16,203
John B Sanfilippo & Son Inc	13,699	1,191
Kellogg Co	163,200	10,659
Kimberly-Clark Corp	111,353	15,750
Kroger Co/The	761,043	24,825
Lancaster Colony Corp	9,258	1,421
Molson Coors Beverage Co, Cl B	118,300	4,491
PepsiCo Inc	63,410	8,342
Procter & Gamble Co/The	70,380	8,158
Sprouts Farmers Market Inc *	41,476	1,042
Tyson Foods Inc, Cl A	190,700	11,717
Walgreens Boots Alliance Inc	380,989	16,360
Walmart Inc	237,154	29,421
WD-40 Co	14,216	2,727

		263,738

Energy — 0.5%
Phillips 66	103,300	8,084
Valero Energy Corp	72,200	4,811

		12,895

Financials — 7.6%
1st Source Corp	3,670	127
Aflac Inc	197,364	7,198
Allstate Corp/The	218,900	21,411

5	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

Global Managed Volatility Fund (Continued)

May 31, 2020

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
American Financial Group Inc/OH	95,263	$5,739
Annaly Capital Management Inc ‡	540,500	3,330
Arbor Realty Trust Inc ‡	345,900	2,913
Ares Capital Corp	210,500	3,105
Associated Banc-Corp	64,455	903
Axis Capital Holdings Ltd	125,400	4,708
BancFirst Corp	4,704	179
Bancorp Inc/The *	6,598	58
Bank of America Corp	136,830	3,300
Bank of Hawaii Corp	21,410	1,377
Bank of Marin Bancorp	926	31
BankFinancial Corp	18,693	170
Bankwell Financial Group Inc	909	13
Banner Corp	13,495	507
Baycom Corp *	3,168	42
Berkshire Hathaway Inc, Cl B *	124,621	23,127
BlackRock TCP Capital Corp	93,438	953
BOK Financial Corp	8,934	455
Boston Private Financial Holdings Inc	5,839	40
Bridge Bancorp Inc	3,623	77
Bridgewater Bancshares Inc *	6,175	64
Brookline Bancorp Inc	18,922	176
Bryn Mawr Bank Corp	4,802	133
Camden National Corp	2,985	100
Capitol Federal Financial Inc	34,733	407
Carter Bank & Trust	4,661	33
Cathay General Bancorp	18,544	504
Cboe Global Markets Inc	45,506	4,845
CBTX Inc	4,594	94
Central Pacific Financial Corp	50,110	807
Chimera Investment Corp ‡	284,400	2,363
CIT Group Inc	30,550	554
CNA Financial Corp	19,680	595
Columbia Banking System Inc	4,579	112
Columbia Financial Inc *	24,073	339
Commerce Bancshares Inc/MO	27,488	1,752
Community Trust Bancorp Inc	1,332	44
ConnectOne Bancorp Inc	14,413	211
CVB Financial Corp	14,884	290
Employers Holdings Inc	8,248	247
Enterprise Financial Services Corp	2,867	84
Erie Indemnity Co, Cl A	8,592	1,549
Everest Re Group Ltd	31,133	6,177
Farmers National Banc Corp	1,592	19
Fidus Investment Corp	16,832	161
Fifth Third Bancorp	63,709	1,235
Financial Institutions Inc	5,314	94
First Bancorp/Southern Pines NC	4,462	113
First Busey Corp	8,440	151
First Choice Bancorp	1,028	14
First Commonwealth Financial Corp	20,867	171
First Defiance Financial Corp	10,154	169

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
First Hawaiian Inc	21,742	$375
First Interstate BancSystem Inc, Cl A	7,604	238
First Merchants Corp	1,625	46
First of Long Island Corp/The	5,099	78
Flagstar Bancorp Inc	32,995	967
FNB Corp/PA	46,527	345
Fulton Financial Corp	7,446	84
Globe Life Inc	74,303	5,723
Great Southern Bancorp Inc	3,590	146
HarborOne Bancorp Inc *	80,255	640
Hartford Financial Services Group Inc/The	209,700	8,029
Hilltop Holdings Inc	21,042	393
HomeStreet Inc	1,919	46
HomeTrust Bancshares Inc	15,505	239
Hope Bancorp Inc	15,729	149
Independent Bank Corp/MI	24,528	339
Investors Bancorp Inc	5,924	51
JPMorgan Chase & Co	118,431	11,525
Kearny Financial Corp/MD	50,693	434
Lakeland Bancorp Inc	26,136	290
Lakeland Financial Corp	6,854	293
Lincoln National Corp	151,236	5,736
Loews Corp	61,541	2,046
Macatawa Bank Corp	2,501	19
Mercantile Bank Corp	3,028	69
Meridian Bancorp Inc	30,904	356
MetLife Inc	136,866	4,929
Metropolitan Bank Holding Corp *	644	18
National Bank Holdings Corp, Cl A	14,404	379
National Western Life Group Inc, Cl A	150	29
NBT Bancorp Inc	2,347	74
New Mountain Finance Corp	1,132	11
Northfield Bancorp Inc	23,001	251
Northwest Bancshares Inc	123,928	1,234
Oaktree Strategic Income Corp	199	1
OceanFirst Financial Corp	3,449	58
Old National Bancorp/IN	19,090	259
Old Second Bancorp Inc	7,759	60
PCB Bancorp	1,470	13
PCSB Financial Corp	8,024	107
Peoples Bancorp Inc/OH	12,877	289
PNC Financial Services Group Inc/The	38,500	4,391
Preferred Bank/Los Angeles CA	3,789	142
Progressive Corp/The	26,496	2,058
Provident Financial Holdings Inc	9,453	122
Provident Financial Services Inc	40,232	524
Prudential Financial Inc	83,273	5,076
QCR Holdings Inc	2,100	64
Radian Group Inc	57,979	921
Reinsurance Group of America Inc, Cl A	63,594	5,771
RenaissanceRe Holdings Ltd	24,894	4,179
Sandy Spring Bancorp Inc	3,440	83

6	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

Global Managed Volatility Fund (Continued)

May 31, 2020

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Sierra Bancorp	899	$17
Solar Capital Ltd	9,799	165
Solar Senior Capital Ltd	6,117	78
Southside Bancshares Inc	1,147	32
Starwood Property Trust Inc ‡	211,700	2,807
Stellus Capital Investment Corp	100	1
Stock Yards Bancorp Inc	5,059	172
TCG BDC Inc	10,095	90
Territorial Bancorp Inc	2,474	63
TPG Specialty Lending Inc	23,637	435
Travelers Cos Inc/The	66,600	7,125
TriCo Bancshares	4,291	122
TriState Capital Holdings Inc *	5,952	89
TrustCo Bank Corp NY	30,117	190
Trustmark Corp	44,240	1,052
Two Harbors Investment Corp ‡	222,800	1,007
UMB Financial Corp	3,331	171
Umpqua Holdings Corp	105,386	1,200
United Community Banks Inc/GA	15,757	308
Univest Financial Corp	10,754	177
US Bancorp	150,185	5,341
Voya Financial Inc	78,873	3,553
Washington Federal Inc	59,161	1,530
Washington Trust Bancorp Inc	2,184	70
Waterstone Financial Inc	85,537	1,275
Wells Fargo & Co	204,500	5,413
Westamerica BanCorp	6,717	396
Zions Bancorp NA	26,439	870

		206,818

Health Care — 12.7%
Amgen Inc	103,177	23,700
AMN Healthcare Services Inc *	1,860	83
AngioDynamics Inc *	3,451	35
Anika Therapeutics Inc *	2,936	98
Anthem Inc	28,108	8,267
Becton Dickinson and Co	15,329	3,785
Biogen Inc *	24,256	7,449
Bio-Rad Laboratories Inc, Cl A *	13,037	6,405
Bristol-Myers Squibb Co	274,095	16,369
Bruker Corp	11,302	489
Cerner Corp	94,827	6,913
Chemed Corp	26,986	12,913
Computer Programs and Systems Inc	18,023	399
CONMED Corp	1,718	126
CVS Health Corp	40,673	2,667
Danaher Corp	73,455	12,238
DaVita Inc *	37,833	3,063
Enanta Pharmaceuticals Inc *	2,487	128
Encompass Health Corp	105,391	7,720
Gilead Sciences Inc	195,378	15,206
Hanger Inc *	11,780	216
HCA Healthcare Inc	135,654	14,501

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
HealthStream Inc *	8,152	$186
Henry Schein Inc *	48,329	2,935
Hill-Rom Holdings Inc	8,257	840
Hologic Inc *	7,781	412
Humana Inc	18,055	7,414
IDEXX Laboratories Inc *	3,746	1,157
Integer Holdings Corp *	1,755	139
Johnson & Johnson	307,401	45,726
Laboratory Corp of America Holdings *	8,687	1,523
Luminex Corp	21,286	663
Masimo Corp *	16,179	3,886
Medtronic PLC	151,721	14,957
Merck & Co Inc	425,618	34,356
Mettler-Toledo International Inc *	4,681	3,721
National HealthCare Corp	17,703	1,187
NextGen Healthcare Inc *	1,109	11
NuVasive Inc *	7,958	482
Orthofix Medical Inc *	18,249	622
Pfizer Inc	880,732	33,635
Phibro Animal Health Corp, Cl A	15,960	418
Prestige Consumer Healthcare Inc *	49,788	2,101
Quest Diagnostics Inc	50,234	5,942
Regeneron Pharmaceuticals Inc *	11,296	6,922
Select Medical Holdings Corp *	39,564	639
STERIS PLC	19,318	3,205
Taro Pharmaceutical Industries Ltd *	7,891	538
United Therapeutics Corp *	14,400	1,699
UnitedHealth Group Inc	2,011	613
Universal Health Services Inc, Cl B	139,930	14,756
USANA Health Sciences Inc *	37,440	3,172
Varian Medical Systems Inc *	13,708	1,664
Vertex Pharmaceuticals Inc *	21,702	6,249
West Pharmaceutical Services Inc	15,992	3,455

		347,995

Industrials — 4.6%
Allison Transmission Holdings Inc, Cl A	162,700	6,137
Brady Corp, Cl A	38,074	1,947
Carrier Global Corp *	50,300	1,030
CBIZ Inc *	4,361	99
CECO Environmental Corp *	3,149	17
CH Robinson Worldwide Inc	55,298	4,486
Cintas Corp	9,234	2,290
EMCOR Group Inc	8,317	529
Ennis Inc	26,011	463
Expeditors International of Washington Inc	55,665	4,251
General Dynamics Corp	61,300	9,001
HD Supply Holdings Inc *	179,600	5,695
Herman Miller Inc	35,937	827
HNI Corp	14,506	369
Huron Consulting Group Inc *	1,388	64
Kforce Inc	2,169	66
Knoll Inc	3,525	37

7	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

Global Managed Volatility Fund (Continued)

May 31, 2020

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Lockheed Martin Corp	39,023	$15,158
McGrath RentCorp	10,172	567
Northrop Grumman Corp	47,842	16,037
Otis Worldwide Corp	25,150	1,324
Raytheon Technologies Corp	190,621	12,299
Regal Beloit Corp	4,891	389
Republic Services Inc, Cl A	161,679	13,817
Resources Connection Inc	10,816	119
Robert Half International Inc	16,494	837
Rollins Inc	104,067	4,350
Steelcase Inc, Cl A	38,604	447
TrueBlue Inc *	33,877	524
United Parcel Service Inc, Cl B	45,083	4,495
Waste Management Inc	175,369	18,721

		126,392

Information Technology — 10.0%
Accenture PLC, Cl A	3,920	790
ADTRAN Inc	20,602	235
Advanced Micro Devices Inc *	19,757	1,063
Agilysys Inc *	3,072	59
Akamai Technologies Inc *	2,320	245
Amdocs Ltd	472,097	29,393
Apple Inc	13,059	4,152
Benchmark Electronics Inc	3,467	73
Booz Allen Hamilton Holding Corp, Cl A	39,830	3,177
CACI International Inc, Cl A *	57,116	14,324
Calix Inc *	37,320	526
CDK Global Inc	136,000	5,346
Ciena Corp *	59,545	3,290
Cisco Systems Inc	600,651	28,723
Citrix Systems Inc	112,624	16,682
Cognizant Technology Solutions Corp, Cl A	151,900	8,051
CommVault Systems Inc *	19,478	788
Comtech Telecommunications Corp	6,535	116
Cornerstone OnDemand Inc *	9,536	369
CSG Systems International Inc	65,098	3,082
DocuSign Inc, Cl A *	22,387	3,128
Dropbox Inc, Cl A *	12,189	275
DSP Group Inc *	2,459	44
EchoStar Corp, Cl A *	41,188	1,283
F5 Networks Inc *	34,137	4,947
Genpact Ltd	67,352	2,421
Intel Corp	397,800	25,034
InterDigital Inc	3,776	208
International Business Machines Corp	165,800	20,708
Intuit Inc	8,861	2,573
J2 Global Inc	15,098	1,182
Juniper Networks Inc	341,579	8,287
ManTech International Corp/VA, Cl A	2,321	180
MAXIMUS Inc	26,731	1,925
Microsoft Corp	56,650	10,381
MicroStrategy Inc, Cl A *	3,423	426

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Model N Inc *	3,377	$108
Motorola Solutions Inc	22,243	3,010
NetScout Systems Inc *	44,489	1,222
NortonLifeLock Inc	152,062	3,464
Nuance Communications Inc *	37,169	850
Oracle Corp	636,224	34,210
Paychex Inc	20,424	1,476
Progress Software Corp	42,298	1,709
QAD Inc, Cl A	1,919	88
Radware Ltd *	16,101	384
Ribbon Communications Inc *	6,144	27
ScanSource Inc *	6,117	151
Silicom Ltd *	859	29
SPS Commerce Inc *	11,312	771
SS&C Technologies Holdings Inc	10,004	579
Sykes Enterprises Inc *	95,054	2,591
Synopsys Inc *	5,200	941
Teradyne Inc	66,982	4,489
VeriSign Inc *	19,657	4,305
Viavi Solutions Inc *	111,510	1,292
Western Union Co/The	434,910	8,707

		273,889

Materials — 1.2%
Kaiser Aluminum Corp	21,973	1,577
Materion Corp	38,447	2,018
Newmont Corp	105,427	6,164
Reliance Steel & Aluminum Co	62,551	6,067
Royal Gold Inc	36,557	4,869
Sealed Air Corp	220,200	7,068
Silgan Holdings Inc	176,983	5,918

		33,681

Real Estate — 0.9%
Brandywine Realty Trust ‡	425,400	4,105
CTO Realty Growth Inc	625	26
Gaming and Leisure Properties Inc ‡	139,300	4,811
National Health Investors Inc ‡	106,100	5,888
Piedmont Office Realty Trust Inc, Cl A ‡	192,900	3,218
VEREIT Inc ‡	1,157,900	6,345

		24,393

Utilities — 4.2%
ALLETE Inc	8,102	476
Alliant Energy Corp	96,570	4,767
American Electric Power Co Inc	45,477	3,877
Atlantica Sustainable Infrastructure PLC	3,753	98
Avista Corp	28,592	1,120
Black Hills Corp	13,634	841
CenterPoint Energy Inc	227,587	4,047
Consolidated Edison Inc	71,021	5,331
Entergy Corp	123,800	12,605
Evergy Inc	12,222	754
Exelon Corp	608,060	23,295

8	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

Global Managed Volatility Fund (Continued)

May 31, 2020

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
FirstEnergy Corp	342,500	$14,474
Hawaiian Electric Industries Inc	114,206	4,507
IDACORP Inc	19,844	1,850
MDU Resources Group Inc	119,156	2,593
National Fuel Gas Co	166,500	6,988
NextEra Energy Inc	8,129	2,077
NorthWestern Corp	44,859	2,697
Otter Tail Corp	3,124	134
Portland General Electric Co	72,577	3,419
Public Service Enterprise Group Inc	262,900	13,418
Southern Co/The	40,488	2,311
Star Group LP (A)	3,247	26
Unitil Corp	8,105	390
Xcel Energy Inc	60,725	3,949

		116,044

		1,690,447

Total Common Stock (Cost $2,668,023) ($ Thousands)		2,667,007

Description	Shares	Market Value ($ Thousands)
PREFERRED STOCK — 0.1%

Germany — 0.1%
Henkel AG & Co KGaA (B)	36,644	$3,272

Total Preferred Stock (Cost $3,025) ($ Thousands)		3,272

CASH EQUIVALENT — 1.3%
SEI Daily Income Trust, Government Fund, Cl F
0.090% **†	36,577,903	36,578

Total Cash Equivalent (Cost $36,578) ($ Thousands)		36,578

Total Investments — 98.8% (Cost $2,707,626) ($ Thousands)		$2,706,857

A list of the open futures contracts held by the Fund at May 31, 2020, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Thousands)
Euro STOXX 50	133	Jun-2020	$4,182	$4,506	$245
FTSE 100 Index	28	Jun-2020	2,055	2,098	46
Hang Seng Index	3	Jul-2020	438	441	2
S&P 500 Index E-MINI	146	Jun-2020	21,140	22,207	1,067
SPI 200 Index	12	Jun-2020	1,066	1,145	58
TOPIX Index	18	Jun-2020	2,444	2,605	171

			$31,325	$33,002	$1,589

A list of the open forward foreign currency contracts held by the Fund at May 31, 2020, is as follows:

Counterparty	Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) (Thousands)
Brown Brothers Harriman	06/25/20	USD	33	SEK	315	$1
Brown Brothers Harriman	06/25/20	USD	42	DKK	283	1
Brown Brothers Harriman	06/25/20	USD	83	SGD	118	—
Brown Brothers Harriman	06/25/20	USD	103	NOK	1,018	2
Brown Brothers Harriman	06/25/20	USD	170	NZD	274	(1)
Brown Brothers Harriman	06/25/20	USD	397	AUD	596	(1)
Brown Brothers Harriman	06/25/20	USD	489	CHF	474	5
Brown Brothers Harriman	06/25/20	USD	669	EUR	608	8
Brown Brothers Harriman	06/25/20	USD	718	CAD	991	(1)
Brown Brothers Harriman	06/25/20	USD	90	GBP	74	1
Brown Brothers Harriman	06/25/20	USD	637	GBP	515	—
Brown Brothers Harriman	06/25/20	USD	852	JPY	91,521	(2)
Brown Brothers Harriman	06/25/20	NZD	85	USD	53	—

9	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

Global Managed Volatility Fund (Continued)

May 31, 2020

Brown Brothers Harriman	06/25/20	NZD	15,278	USD	9,341	(115)
Brown Brothers Harriman	06/25/20	SGD	21,668	USD	15,284	(50)
Brown Brothers Harriman	06/25/20	AUD	151	USD	101	—
Brown Brothers Harriman	06/25/20	AUD	33,769	USD	22,185	(225)
Brown Brothers Harriman	06/25/20	GBP	46,874	USD	57,262	(682)
Brown Brothers Harriman	06/25/20	DKK	46,988	USD	6,897	(120)
Brown Brothers Harriman	06/25/20	CHF	63,466	USD	65,411	(724)
Brown Brothers Harriman	06/25/20	CAD	705	USD	512	2
Brown Brothers Harriman	06/25/20	CAD	71,720	USD	51,443	(458)
Brown Brothers Harriman	06/25/20	NOK	99,805	USD	10,014	(260)
Brown Brothers Harriman	06/25/20	EUR	101,709	USD	111,336	(1,844)
Brown Brothers Harriman	06/25/20	SEK	104,157	USD	10,809	(256)
Brown Brothers Harriman	06/25/20	JPY	339,672	USD	3,157	2
Brown Brothers Harriman	06/25/20	JPY	13,909,181	USD	129,012	(156)
Brown Brothers Harriman	06/26/20	USD	84	HKD	654	—
Brown Brothers Harriman	06/26/20	HKD	131,320	USD	16,920	(15)

						$(4,888)

Percentages are based on a Net Assets of $2,738,825 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2020.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

(A)	Security is a Master Limited Partnership. At May 31, 2020, such securities amounted to $26 ($ Thousands), or 0.0% of Net Assets of the Fund (See Note 2).

(B)	There is currently no rate available.

AUD — Australian Dollar

CAD — Canadian Dollar

CHF — Swiss Franc

Cl — Class

DKK — Danish Krone

EUR — Euro

FTSE— Financial Times Stock Exchange

GBP — British Pound Sterling

HKD — Hong Kong Dollar

JPY — Japanese Yen

L.P. — Limited Partnership

Ltd. — Limited

NOK — Norwegian Krone

NZD — New Zealand Dollar

PLC — Public Limited Company

REIT — Real Estate investment Trust

S&P— Standard & Poor’s

SEK — Swedish Krona

SGD — Singapore Dollar

SPI — Share Price Index

TOPIX — Tokyo Price Index

USD — United States Dollar

The following is a list of the level of inputs used as of May 31, 2020, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	2,640,928	26,079	—	2,667,007
Preferred Stock	3,272	—	—	3,272
Cash Equivalent	36,578	—	—	36,578

Total Investments in Securities	2,680,778	26,079	—	2,706,857

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	1,589	—	—	1,589
Forwards Contracts*
Unrealized Appreciation	—	22	—	22
Unrealized Depreciation	—	(4,910)	—	(4,910)

Total Other Financial Instruments	1,589	(4,888)	—	(3,299)

*	Futures contracts and forwards contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended May 31, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

10	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

Global Managed Volatility Fund (Concluded)

May 31, 2020

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2020 ($ Thousands):

Security Description	Value 5/31/2019	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 5/31/2020	Shares	Income	Capital Gains
SEI Daily Income Trust, Government Fund, Cl F	$30,361	$670,737	$(664,520)	$—	$—	$36,578	36,577,903	$923	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

11	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

World Equity Ex-US Fund

May 31, 2020

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 95.2%

Argentina — 0.6%
MercadoLibre Inc *	58,666	$49,964

Australia — 4.6%
a2 Milk Co Ltd *	4,779,582	56,188
Aristocrat Leisure Ltd	866,365	14,791
ASX Ltd	755,615	44,229
BGP Holdings (A)*	239,898	—
BlueScope Steel Ltd	4,013,344	29,385
Brambles Ltd	142,347	1,100
Cochlear Ltd	118,063	15,126
CSL Ltd	90,616	16,615
Evolution Mining Ltd	781,325	3,164
Fortescue Metals Group Ltd	2,513,549	23,192
Macquarie Group Ltd	78,410	5,724
Mineral Resources Ltd	246,499	3,078
Newcrest Mining Ltd (A)	2,823,351	57,311
Northern Star Resources Ltd	2,443,570	24,006
Orora Ltd	741,973	1,305
OZ Minerals Ltd	140,290	877
Perseus Mining *	1,169,018	1,005
Qantas Airways Ltd	13,484,986	35,716
QBE Insurance Group Ltd	76,570	449
Regis Resources Ltd	517,516	1,855
Rio Tinto Ltd	52,984	3,285
South32 Ltd	6,799,838	8,621
Suncorp Group Ltd	4,133,820	25,327
Technology One	120,019	728

		373,077

Austria — 0.0%
Raiffeisen Bank International AG	81,545	1,500

Belgium — 0.4%
Colruyt SA	17,504	1,059
KBC Group NV	465,801	24,388
Umicore SA	240,512	10,659

		36,106

Brazil — 0.9%
B3 SA - Brasil Bolsa Balcao	4,585,631	38,510
EDP - Energias do Brasil SA	234,596	766
IRB Brasil Resseguros S/A	1,177,325	1,751
Linx SA	7,248,842	27,028
Porto Seguro SA	55,488	475
YDUQS Part	1,580,400	8,293

		76,823

Canada — 3.5%
Agnico Eagle Mines Ltd	301,280	19,201
Bank of Montreal	254,300	12,496
BRP Inc	171,967	5,932
Cogeco Communications Inc	25,155	1,871
Constellation Software Inc/Canada	32,791	37,131
Empire Co Ltd, Cl A	331,600	7,476

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Enghouse Systems Ltd	34,400	$1,489
Fairfax Financial Holdings Ltd	29,955	8,289
First Quantum Minerals Ltd	842,850	4,921
Home Capital Group Inc, Cl B *	645,300	8,866
iA Financial Corp Inc	89,501	2,847
Lundin Mining Corp	8,585,779	39,382
Manulife Financial Corp	969,900	11,999
Open Text Corp	413,498	17,112
Power Corp of Canada	111,581	1,809
Quebecor Inc, Cl B	707,120	15,486
Ritchie Bros Auctioneers Inc	211,622	9,157
Stantec Inc	36,000	1,083
Sun Life Financial Inc	320,200	10,941
Tencent Music Entertainment Group ADR *	954,905	12,338
TMX Group Ltd	540,854	54,003

		283,829

Chile — 0.1%
Enel Americas SA ADR (B)	561,510	4,166
Enel Chile SA ADR	67,815	252

		4,418

China — 3.4%
Alibaba Group Holding Ltd ADR *	134,005	27,792
Baidu Inc ADR *	99,346	10,585
Bank of Communications Co Ltd, Cl H	4,065,000	2,465
China Communications Services Corp Ltd, Cl H	3,178,000	2,103
China Conch Venture Holdings Ltd	862,500	3,872
China Construction Bank Corp, Cl H	8,210,000	6,451
China Minsheng Banking, Cl H	760,025	528
China Mobile Ltd	2,375,500	16,580
China National Building Material Co Ltd, Cl H	3,026,000	3,397
China Railway Group Ltd, Cl H	1,016,000	555
China Telecom Corp Ltd, Cl H	9,116,000	3,023
Fujian Sunner Development, Cl A	5,335,706	19,377
Hollysys Automation Technologies Ltd	1,107,170	13,829
LONGi Green Energy Technology Co Ltd, Cl A	1,102,900	5,002
Midea Group Co Ltd, Cl A	5,298,084	43,760
Momo Inc ADR	1,771,989	34,377
Oppein Home Group, Cl A	1,430,300	24,232
PICC Property & Casualty Co Ltd	26,096,000	22,591
Ping An Insurance Group Co of China Ltd, Cl H	1,005,000	9,919
Vipshop Holdings Ltd ADR *	575,549	9,980
Weichai Power Co Ltd, Cl H	8,078,000	13,986

		274,404

Denmark — 3.2%
Chr Hansen Holding A/S	110,903	10,745
Coloplast A/S, Cl B	32,730	5,495
DSV PANALPINA A/S	216,890	22,917
Genmab A/S *	23,470	7,215
GN Store Nord A/S	108,073	5,834

1	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

World Equity Ex-US Fund (Continued)

May 31, 2020

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
H Lundbeck A/S	128,547	$4,938
ISS	46,967	780
Novo Nordisk A/S, Cl B	814,223	53,010
Novozymes A/S, Cl B	300,525	16,433
Orsted A/S	437,872	51,415
Pandora A/S	443,823	22,103
Royal Unibrew A/S	53,670	4,301
Vestas Wind Systems A/S	528,675	53,951

		259,137

Finland — 0.5%
Kone Oyj, Cl B	320,060	21,461
Neste Oyj	171,790	6,940
Nokia Oyj	444,724	1,764
Orion Oyj, Cl B	226,267	12,106
Outotec (B)	198,989	1,022
Sanoma Oyj	27,718	269

		43,562

France — 5.9%
Airbus SE	470,214	29,656
Alstom SA	595,980	25,086
Atos SE	341,760	25,782
BNP Paribas SA	332,777	11,940
Cie de Saint-Gobain	1,465,272	47,381
Criteo SA ADR *	113,015	1,158
Danone SA	181,833	12,451
Edenred	494,504	20,671
Euronext NV	501,514	46,246
Faurecia SE	667,493	25,734
Ipsen SA	25,635	2,016
Legrand SA	152,514	10,399
L’Oreal SA	147,574	42,992
Orange SA	6,554,104	79,065
Peugeot SA	2,294,613	32,684
Remy Cointreau (B)	27,665	3,287
Sanofi	489,267	47,637
Ubisoft Entertainment SA *	183,322	14,205

		478,390

Germany — 6.5%
Allianz SE	273,616	49,555
Aroundtown SA	5,008,276	27,532
Bayer AG	27,416	1,852
Deutsche Boerse AG	498,118	81,948
E.ON SE	1,111,440	11,752
Evonik Industries AG	992,946	24,465
METRO AG	1,148,353	10,725
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	218,453	49,717
Rheinmetall AG	527,868	42,840
SAP SE	934,718	118,009
Scout24 AG	463,137	35,418
Siemens AG	190,536	20,883

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
TAG Immobilien AG	28,561	$663
TeamViewer *	1,094,107	55,685

		531,044

Greece — 0.2%
Hellenic Telecommunications Organization SA	690,180	9,719
OPAP SA	474,390	4,433

		14,152

Hong Kong — 5.9%
AIA Group Ltd	3,679,000	29,831
Alibaba Group Holding *	2,101,544	52,681
Alibaba Health Information Technology *	1,650,000	3,866
Anhui Conch Cement Co Ltd, Cl H	4,715,000	35,312
Chaoda Modern Agriculture Holdings Ltd *	52,790	—
China Aoyuan Group Ltd	4,679,046	4,962
China Lesso Group Holdings Ltd	2,430,000	2,935
China Resources Cement Holdings Ltd	6,416,000	8,054
China Resources Gas Group Ltd	2,984,000	16,266
China Unicom Hong Kong Ltd	542,000	314
CITIC Ltd	757,000	719
CK Asset Holdings Ltd	171,000	930
CNOOC Ltd	3,619,000	4,029
Country Garden Services Holdings Co Ltd *	1,816,283	8,506
Dongyue Group Ltd	4,653,000	1,849
Ever Sunshine Lifestyle Services Group	544,000	853
Greentown China Holdings	487,637	486
Guangzhou Automobile Group Co Ltd, Cl H	15,072,000	12,387
Hengan International Group Co Ltd	381,000	3,111
Hong Kong Exchanges & Clearing Ltd	1,889,381	65,864
Hongkong Land Holdings Ltd	183,200	689
Industrial & Commercial Bank of China Ltd, Cl H	33,473,000	21,593
Kingboard Holdings Ltd	388,500	937
Lee & Man Paper Manufacturing Ltd	2,233,243	1,202
Logan Property Holdings Co Ltd	2,733,368	4,070
Meituan Dianping, Cl B *	621,500	11,763
NetDragon Websoft Holdings Ltd	423,000	1,050
Nine Dragons Paper Holdings Ltd	4,495,000	3,932
Ping An Healthcare and Technology Co Ltd *	1,598,700	21,059
Poly Property Group Co Ltd	1,700,819	542
Powerlong Real Estate Holdings	970,000	538
Road King Infrastructure Ltd	268,064	348
Ronshine China Holdings	580,193	518
Samsonite International	2,633,100	2,493
Shanghai Pharmaceuticals Holding Co Ltd, Cl H	19,701,200	31,162
Shimao Property Holdings Ltd	476,000	1,977
Swire Pacific Ltd, Cl A	146,000	757
Tencent Holdings Ltd	590,500	31,266
Tingyi Cayman Islands Holding Corp	1,142,000	1,963
Vinda International Holdings	641,000	1,948

2	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

World Equity Ex-US Fund (Continued)

May 31, 2020

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
WH Group Ltd	33,606,000	$28,962
Xinyi Glass Holdings Ltd	26,520,000	28,056
Yuexiu Property Co Ltd	5,429,954	974
Zhongsheng Group Holdings Ltd	3,397,061	17,443
Zoomlion Heavy Industry Science and Technology Co Ltd	9,239,924	7,570

		475,767

Hungary — 0.1%
MOL Hungarian Oil & Gas PLC	241,006	1,525
OTP Bank Nyrt	278,015	9,259

		10,784

India — 0.7%
HDFC Bank Ltd ADR	196,260	8,210
Housing Development Finance Corp Ltd	772,227	16,941
Tech Mahindra Ltd	4,723,278	33,134

		58,285

Ireland — 1.5%
Bank of Ireland Group PLC	4,936,745	8,880
CRH PLC	423,183	13,712
ICON PLC *	438,973	73,945
Ryanair Holdings PLC ADR *	299,739	21,512

		118,049

Israel — 1.7%
Bank Hapoalim BM	3,887,522	23,925
Bank Leumi Le-Israel BM	5,695,591	30,197
Bezeq Israeli Telecommunication	446,198	382
Check Point Software Technologies Ltd *(B)	499,395	54,768
Isracard	18	—
Israel Discount Bank Ltd, Cl A	1,633,489	5,195
Mizrahi Tefahot Bank Ltd	163,849	3,218
Nice Ltd *	20,658	3,743
Nice Ltd ADR *(B)	78,977	14,701

		136,129

Italy — 1.7%
A2A SpA	1,036,025	1,438
Assicurazioni Generali SpA *	145,109	2,015
Azimut Holding	29,413	488
Banca Generali *	38,911	1,054
Banca Mediolanum SpA	188,866	1,258
Enel SpA	4,654,069	35,726
Hera SpA	1,981,725	7,605
Leonardo SpA	500,214	3,116
Mediobanca Banca di Credito Finanziario SpA	2,604,430	16,907
Moncler SpA	114,460	4,259
Prysmian SpA	2,414,500	51,419
Recordati SpA	228,585	10,405
Saras SpA	1,530,139	1,370

		137,060

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)

Japan — 14.4%
Alps Alpine Co Ltd	1,375,700	$16,626
Anritsu Corp	2,089,700	41,179
Capcom Co Ltd	284,600	10,052
Dai Nippon Printing Co Ltd	39,100	889
Daifuku Co Ltd	68,600	5,336
Dai-ichi Life Holdings Inc	37,600	490
Daikin Industries Ltd	35,900	5,281
Daito Trust Construction Co Ltd	109,700	11,593
Daiwa House Industry Co Ltd	561,900	13,949
Daiwa Securities Group Inc	10,410,200	43,164
Denso Corp	315,200	12,086
FANUC Corp	90,000	16,052
Fuji Electric Co Ltd	917,000	24,505
Fujitsu Ltd	244,700	25,212
Goldcrest Co Ltd	53,353	781
Haseko Corp	76,100	928
Hitachi Ltd	1,196,900	38,384
Japan Exchange Group Inc	1,361,600	29,283
Japan Post Holdings Co Ltd	76,900	560
JXTG Holdings Inc	6,817,100	26,215
Kao Corp	617,700	49,578
KDDI Corp	736,800	21,447
Kobayashi Pharmaceutical Co Ltd	440,474	39,249
Konami Holdings Corp	66,700	2,343
Medipal Holdings Corp	214,200	4,249
Mitsubishi UFJ Financial Group Inc	9,454,800	38,983
Mitsui & Co Ltd	428,400	6,503
Mixi Inc	219,600	3,571
Morinaga	273,000	11,720
MS&AD Insurance Group Holdings Inc	25,900	761
Nichirei	659,600	18,582
Nidec Corp	319,900	19,663
Nihon Unisys Ltd	155,300	4,800
Nintendo Co Ltd	100,000	40,414
Nippon Telegraph & Telephone Corp	1,630,000	36,977
Nissan Tokyo Sales Holdings Co Ltd	86,600	187
Nisshin Oillio Group Ltd/The	39,500	1,261
NKSJ Holdings	56,100	1,995
NTT DOCOMO Inc	557,300	15,268
Olympus Corp	400,300	6,954
ORIX Corp	1,124,100	14,910
Panasonic Corp	547,200	4,891
PeptiDream Inc *	911,000	40,884
Rakuten Inc	5,203,792	47,143
Recruit Holdings Co Ltd	1,529,900	52,684
Resona Holdings Inc	285,900	1,029
SBI Holdings Inc/Japan	2,247,704	48,173
SCREEN Holdings Co Ltd	301,000	13,480
Secom Co Ltd	38,500	3,335
Sekisui House	648,572	12,356
SG Holdings Co Ltd	743,100	24,245

3	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

World Equity Ex-US Fund (Continued)

May 31, 2020

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Shimano Inc	100,900	$18,553
SMC Corp/Japan	45,200	22,811
Sony Corp	314,000	20,035
Suzuken Co Ltd/Aichi Japan	41,390	1,504
Takeda Pharmaceutical Co Ltd	1,407,100	54,738
Terumo Corp	1,228,300	48,227
TIS Inc	842,800	17,969
Toho Holdings Co Ltd	74,000	1,477
Tokio Marine Holdings Inc	197,500	8,557
Tokyo Electric Power Co Holdings Inc *	2,099,200	7,073
Tokyo Electron Ltd	20,600	4,111
Toppan Printing Co Ltd	117,900	2,017
Tosoh Corp	1,831,000	25,459
Toyota Tsusho Corp	405,600	10,278
UT Group Co Ltd	1,002,300	18,793
Zenkoku Hosho Co Ltd	18,000	693

		1,172,495

Malaysia — 0.1%
CIMB Group Holdings Bhd	9,246,266	8,018
Hong Leong Financial Group Bhd	123,020	379
Tenaga Nasional Bhd	262,048	679

		9,076

Mexico — 0.0%
Grupo Aeroportuario del Centro Norte SAB de CV, Cl B *	320,626	1,415
Orbia Advance	548,278	798
Qualitas Controladora SAB de CV	227,007	913

		3,126

Netherlands — 5.8%
Adyen NV *	3,270	4,303
Aegon NV	774,540	2,072
AerCap Holdings NV *	948,280	30,573
Akzo Nobel NV	66,930	5,480
ASML Holding NV	71,669	23,354
ASR Nederland NV	283,755	7,796
EXOR NV	345,768	18,639
Galapagos NV *	36,896	7,525
Heineken Holding NV	237,296	19,559
IMCD NV	131,420	12,399
Koninklijke Ahold Delhaize NV	2,404,083	60,998
Koninklijke DSM NV	346,124	44,295
Koninklijke KPN NV	3,814,467	9,351
Koninklijke Philips NV	1,496,833	67,915
NN Group NV	1,721,624	53,181
OCI NV *	1,619,186	18,281
Prosus *	78,736	6,534
Randstad NV	148,311	6,224
Royal Dutch Shell PLC, Cl A	2,089,787	32,967
Takeaway.com *	91,323	9,910
TKH Group	20,123	711
Unilever NV	57,954	2,997

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
VEON Ltd ADR	558,830	$833
Wolters Kluwer NV	261,735	20,869

		466,766

New Zealand — 0.0%
Fisher & Paykel Healthcare Corp Ltd	200,693	3,726

Norway — 0.8%
DNB ASA *	3,624,957	49,302
Salmar ASA	362,450	16,302

		65,604

Panama — 0.1%
Copa Holdings SA, Cl A	136,500	5,987

Peru — 0.1%
Credicorp Ltd	58,230	8,025

Poland — 0.0%
Dino Polska SA *	60,220	2,746

Portugal — 0.4%
EDP - Energias de Portugal SA	7,223,120	33,930
Jeronimo Martins SGPS SA *	61,186	1,047

		34,977

Russia — 1.1%
Magnit PJSC GDR	541,425	6,172
MMC Norilsk Nickel PJSC ADR	505,681	15,843
Mobile TeleSystems PJSC ADR	3,526,443	31,350
Sberbank of Russia PJSC ADR	741,926	8,384
Tatneft PJSC ADR	100,520	4,523
X5 Retail Group NV GDR	819,850	24,071

		90,343

Saudi Arabia — 0.1%
Al Hassan Ghazi Ibrahim Shaker *	122,562	269
Dar Al Arkan Real Estate Development *	1,372,971	2,509
Mobile Telecommunications Saudi Arabia *	442,688	1,271
Saudi Ground Services	130,726	992

		5,041

Singapore — 0.7%
Jardine Cycle & Carriage Ltd	92,300	1,427
Keppel Corp Ltd	8,946,500	37,409
Singapore Exchange Ltd	870,000	5,097
United Overseas Bank Ltd	608,702	8,398
Venture Corp Ltd	48,700	527

		52,858

South Africa — 0.3%
Discovery Ltd	1,636,944	9,123
Investec PLC (B)	365,384	647
Momentum Metropolitan Holdings	1,003,395	981
Naspers Ltd, Cl N	78,736	12,453
Telkom SA SOC Ltd	649,721	660

		23,864

4	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

World Equity Ex-US Fund (Continued)

May 31, 2020

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)

South Korea — 5.7%
BNK Financial Group Inc	547,622	$2,246
CJ	3,825	284
Coway Co Ltd	718,351	38,631
Daelim Industrial	64,253	4,789
DGB Financial Group Inc	154,853	658
Doosan Infracore Co Ltd *	185,739	780
GS Engineering & Construction Corp	25,431	586
Hana Financial Group Inc	2,120,869	50,948
Hanwha Aerospace Co Ltd *	72,254	1,418
KB Financial Group Inc	901,720	24,756
Kia Motors Corp	510,764	14,125
KT	30,562	601
KT Corp ADR	718,938	7,002
LG Display Co Ltd	606,423	4,995
LG Electronics Inc	237,021	11,349
LG Uplus Corp	203,689	2,163
NAVER Corp	70,617	12,887
NHN Corp *	23,347	1,646
Samsung Electronics Co Ltd	3,882,442	158,940
Samsung Engineering Co Ltd *	131,651	1,286
Samsung SDI Co Ltd	25,150	7,290
Samsung Securities Co Ltd	74,149	1,673
SK Hynix Inc	1,141,667	75,131
SK Telecom Co Ltd	199,491	34,793

		458,977

Spain — 1.4%
Amadeus IT Group SA, Cl A	267,170	13,950
Bankinter SA	1,609,763	6,824
Grifols SA	262,780	8,219
Grifols SA ADR	171,725	3,251
Industria de Diseno Textil SA	466,018	12,985
Repsol SA	2,606,072	24,264
Siemens Gamesa Renewable Energy SA *	2,771,585	46,661

		116,154

Sweden — 1.2%
Atlas Copco AB, Cl A	134,820	5,285
Atlas Copco AB, Cl B	576,185	20,323
Betsson AB	277,327	1,921
Epiroc AB, Cl B	1,166,800	12,996
Essity AB, Cl B	371,453	12,258
Evolution Gaming Group AB	61,040	3,602
Hennes & Mauritz AB, Cl B	435,029	6,566
ICA Gruppen AB *	31,756	1,491
Kinnevik	117,509	2,957
NCC, Cl B	39,732	628
Skanska AB, Cl B	50,519	1,009
SKF AB, Cl B	47,710	875
Swedish Match AB	332,317	23,062
Volvo AB, Cl B	253,901	3,592

		96,565

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)

Switzerland — 5.4%
Adecco Group AG	31,001	$1,472
China Everbright Bank	6,082,550	3,243
Cie Financiere Richemont SA	177,192	10,306
Credit Suisse Group AG *	447,884	4,088
Geberit AG	12,490	6,076
Idorsia Ltd *	1,500,902	45,650
Kuehne + Nagel International AG	95,113	13,702
LafargeHolcim Ltd	913,323	37,780
Lonza Group AG	10,700	5,252
Nestle SA	493,614	53,364
Novartis AG	1,041,254	89,992
Roche Holding AG	405,759	140,518
Swiss Life Holding AG	44,817	15,740
Temenos AG	45,629	6,968

		434,151

Taiwan — 3.0%
ASROCK	361,000	1,695
Asustek Computer Inc	101,000	708
AU Optronics Corp	2,181,000	551
Chicony Electronics Co Ltd	173,000	495
Compal Electronics Inc	2,062,000	1,312
Ennoconn Corp *	51,000	328
Eva Airways Corp	1,841,974	675
FocalTech Systems *	1,063,000	1,075
General Interface Solution Holding Ltd	234,000	885
Holtek Semiconductor Inc	272,000	583
Hon Hai Precision Industry Co Ltd	5,349,000	13,504
Huaku Development Co Ltd	226,000	714
Innolux Corp, Cl A	16,327,544	3,382
International Games System Co Ltd	135,000	2,518
Inventec Corp	1,558,000	1,266
Kindom Development	1,822,131	1,790
Lite-On Technology Corp	1,226,000	1,964
MediaTek Inc	3,513,137	54,174
O-TA Precision Industry Co Ltd	669,000	901
Parade Technologies Ltd	378,000	10,827
Pegatron Corp	2,741,000	5,888
Pou Chen Corp	2,886,000	2,841
Powertech Technology Inc	310,000	1,001
Primax Electronics Ltd	200,000	309
Radiant Opto-Electronics Corp	290,000	995
Realtek Semiconductor Corp	2,019,000	17,383
Simplo Technology Co Ltd *	701,368	7,226
Synnex Technology International	836,000	1,236
Taiwan Business Bank	7,849,620	2,771
Taiwan Semiconductor Manufacturing Co Ltd	3,397,000	33,036
Taiwan Semiconductor Manufacturing Co
Ltd ADR	733,594	36,922
Taiwan Surface Mounting Technology Corp	277,000	1,056
TPK Holding Co Ltd	616,000	870
Wistron Corp	6,581,000	6,269

5	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

World Equity Ex-US Fund (Continued)

May 31, 2020

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Yuanta Financial Holding Co Ltd	20,255,215	$10,963
Zhen Ding Technology Holding Ltd	3,462,000	13,779

		241,892

Thailand — 0.3%
PTT Exploration & Production PCL	988,300	2,610
Siam Commercial Bank PCL/The	9,212,300	21,431
Thanachart Capital PCL	707,300	811

		24,852

Turkey — 0.3%
Akbank T.A.S.	775,191	647
Haci Omer Sabanci Holding AS	1,115,278	1,357
KOC Holding AS	1,019,651	2,413
Tekfen Holding *	1,865,798	3,832
Trakya Cam Sanayii AS	2,285,865	1,079
Turkiye Garanti Bankasi AS	1,612,441	1,848
Turkiye Halk Bankasi AS	4,588,678	3,578
Turkiye Is Bankasi AS, Cl C	4,782,985	3,471
Turkiye Vakiflar Bankasi TAO, Cl D	5,642,370	3,846
Vestel Elektronik Sanayi *	232,342	483
Yapi ve Kredi Bankasi AS *	7,755,529	2,638

		25,192

United Arab Emirates — 0.0%
Emaar Properties PJSC	1,341,119	912

United Kingdom — 7.9%
3i Group PLC	187,534	1,913
Aggreko	133,533	776
Ashtead Group PLC	812,100	24,026
AstraZeneca PLC	46,630	4,946
Avast PLC	3,954,620	24,592
BAE Systems PLC	2,798,966	17,170
Barratt Developments PLC	478,659	2,941
Bellway	12,696	403
BHP Group PLC	285,920	5,589
Blue Prism Group plc *(B)	1,407,050	22,509
boohoo Group PLC *	3,001,533	14,365
British American Tobacco PLC	1,118,882	44,119
Burberry Group PLC	503,661	9,312
Centrica PLC	1,099,365	496
ConvaTec Group	5,997,657	15,038
Drax Group PLC	339,397	883
Dunelm Group PLC	59,904	790
Evraz PLC	701,652	2,450
Experian PLC	885,028	30,779
Ferrexpo PLC	2,429,432	5,283
Fresnillo PLC	2,039,891	19,827
GlaxoSmithKline PLC	1,552,400	32,086
Greencore Group PLC	10,613,527	17,753
Greggs PLC	70,543	1,612
GVC Holdings PLC	3,147,050	30,845
Hargreaves Lansdown PLC	798,149	18,092

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Inchcape PLC	349,408	$2,162
Indivior PLC *	1,184,750	904
International Consolidated Airlines Group SA	1,018,144	2,876
Investec PLC	510,216	920
JD Sports Fashion PLC	550,517	4,481
John Wood Group PLC	11,325,378	26,918
Just Eat Takeaway *	131,798	14,257
Just Group	311,466	202
Kingfisher PLC	8,955,349	21,501
Kingspan Group PLC	329,359	20,351
Legal & General Group PLC	3,007,323	7,380
London Stock Exchange Group PLC	81,465	8,087
Man Group PLC/Jersey	6,683,453	11,766
Melrose Industries PLC	14,599,108	20,783
Ninety One *(B)	337,765	835
Pagegroup PLC	161,362	744
Persimmon	41,056	1,164
Prudential PLC	1,271,016	16,452
QinetiQ Group PLC	613,423	2,237
Rio Tinto PLC	358,400	19,110
Rio Tinto PLC ADR	38,828	2,094
Royal Dutch Shell PLC, Cl A	365,389	5,688
Royal Mail PLC	582,076	1,257
Smiths Group PLC	3,295,342	53,227
SSP Group Plc	413,602	1,427
St James’s Place PLC	602,641	6,845
Taylor Wimpey PLC	1,308,124	2,322
Tesco PLC	8,551,310	24,136
Vistry Group PLC	50,917	481
Vodafone Group PLC	189,512	312
Wizz Air Holdings *	271,987	11,029

		640,543

United States — 4.7%
Accenture PLC, Cl A	222,569	44,874
Aptiv PLC	699,892	52,737
Atlassian Corp PLC, Cl A *	348,761	64,626
Berry Global Group Inc *	882,475	39,632
Gentex Corp	1,276,672	33,755
IHS Markit Ltd	645,390	44,829
Medtronic PLC	406,156	40,039
Nomad Foods Ltd *	559,860	11,858
NXP Semiconductors NV	163,832	15,744
Sensata Technologies Holding PLC *	204,907	7,305
Spotify Technology SA *	101,499	18,364
XP, Cl A *	6,555	199
Yum China Holdings Inc	137,980	6,394

		380,356

6	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

World Equity Ex-US Fund (Continued)

May 31, 2020

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Total Common Stock (Cost $6,949,778) ($ Thousands)		$7,726,708

PREFERRED STOCK — 0.1%

Brazil — 0.1%
Itau Unibanco Holding SA ADR (C)	1,058,537	4,499

Germany — 0.0%
Henkel AG & Co KGaA (C)	16,826	1,502

Spain — 0.0%
Grifols SA (C)	189,594	3,632

Total Preferred Stock (Cost $15,805) ($ Thousands)		9,633

Description	Shares	Market Value ($ Thousands)
AFFILIATED PARTNERSHIP — 0.9%
SEI Liquidity Fund, L.P.
0.290% **†(D)	73,212,117	$73,249

Total Affiliated Partnership (Cost $73,206) ($ Thousands)		73,249

CASH EQUIVALENT — 2.0%
SEI Daily Income Trust, Government Fund, Cl F
0.090%**†	156,153,670	156,154

Total Cash Equivalent (Cost $156,154) ($ Thousands)		156,154

Total Investments in Securities — 98.2% (Cost $7,194,943) ($ Thousands)		$7,965,744

A list of the open futures contracts held by the Fund at May 31, 2020, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Thousands)
Euro STOXX 50	1,059	Jun-2020	$33,127	$35,881	$1,930
FTSE 100 Index	197	Jun-2020	14,487	14,760	348
Hang Seng Index	147	Jul-2020	21,532	21,591	47
S&P TSX 60 Index	119	Jun-2020	15,252	15,767	341
SPI 200 Index	122	Jun-2020	10,710	11,639	694
TOPIX Index	191	Jun-2020	26,044	27,639	1,783

			$121,152	$127,277	$5,143

A list of the open forward foreign currency contracts held by the Fund at May 31, 2020, is as follows:

Counterparty	Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) (Thousands)
Barclays PLC	06/15/20	USD	2,750	EUR	2,516	$49
Barclays PLC	06/15/20	USD	2,502	EUR	2,238	(12)
Barclays PLC	06/15/20	EUR	5,864	USD	6,356	(168)
Barclays PLC	08/13/20	KRW	36,460,652	USD	29,891	368
Citigroup	06/15/20	EUR	4,836	USD	5,421	42
Citigroup	06/15/20-09/14/20	EUR	14,136	USD	15,390	(351)
Citigroup	06/15/20-09/14/20	USD	11,541	EUR	10,631	308
Citigroup	06/15/20	USD	16,662	EUR	14,882	(105)
Citigroup	08/13/20	KRW	28,230,325	USD	23,079	221
Credit Suisse	06/15/20	EUR	1,628	USD	1,791	(21)
HSBC	06/15/20	USD	4,249	EUR	3,904	95
Morgan Stanley	06/15/20	EUR	3,209	USD	3,593	23
Morgan Stanley	06/15/20-09/14/20	EUR	121,099	USD	131,360	(3,527)
Morgan Stanley	09/14/20	USD	9,929	EUR	9,049	158
RBS	06/15/20	USD	13,691	EUR	12,653	386

7	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

World Equity Ex-US Fund (Continued)

May 31, 2020

Counterparty	Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) (Thousands)
RBS	06/15/20-09/14/20	EUR	17,074	USD	18,792	$(214)

						$(2,748)

Percentages are based on Net Assets of $8,115,314 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2020.

†	Investment in Affiliated Security (see Note 6).

(A)	Level 3 security in accordance with fair value hierarchy.

(B)	Certain securities or partial positions of certain securities are on loan at May 31, 2020 (See Note 12). The total market value of securities on loan at May 31, 2020 was $69,779 ($ Thousands). (C) There is currently no rate available.

(D)	This security was purchased with cash collateral held from securities on loan (See Note 12). The total market value of such securities as of May 31, 2020 was $73,249 ($ Thousands).

ADR — American Depositary Receipt

Cl — Class

EUR — Euro

FTSE — Financial Times Stock Exchange

GDR — Global Depositary Receipt

KRW — Korean Won

L.P. — Limited Partnership

Ltd. — Limited

PJSC — Public Joint-Stock Company

PLC — Public Limited Company

S&P — Standard & Poor’s

SPI — Share Price Index

TOPIX — Tokyo Price Index

TSX — Toronto Stock Exchange

USD — U.S. Dollar

8	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

World Equity Ex-US Fund (Concluded)

May 31, 2020

The following is a list of the level of inputs used as of May 31, 2020, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)(1)	Total ($)
Common Stock	7,063,190	663,518	—	7,726,708
Preferred Stock	6,001	3,632	—	9,633
Affiliated Partnership	—	73,249	—	73,249
Cash Equivalent	156,154	—	—	156,154

Total Investments in Securities	7,225,345	740,399	—	7,965,744

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	5,143	—	—	5,143
Forwards Contracts*
Unrealized Appreciation	—	1,650	—	1,650
Unrealized Depreciation	—	(4,398)	—	(4,398)

Total Other Financial Instruments	5,143	(2,748)	—	2,395

(1)	A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

*	Futures contracts and forward contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended May 31, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2020 ($ Thousands):

Security Description	Value 5/31/2019	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 5/31/2020	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$308,147	$1,388,793	$(1,623,754)	$37	$26	$73,249	73,212,117	$3,723	$—
SEI Daily Income Trust, Government Fund, Cl F	296,413	1,065,364	(1,205,623)	—	—	156,154	156,153,670	2,903	—

Totals	$604,560	$2,454,157	$(2,829,377)	$37	$26	$229,403		$6,626	$—

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

9	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

Screened World Equity Ex-US Fund

May 31, 2020

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 95.1%

Argentina — 1.2%
MercadoLibre Inc *	1,426	$1,215

Australia — 4.1%
a2 Milk Co Ltd *	24,021	283
Aristocrat Leisure Ltd	22,897	391
BGP Holdings *(A)	4,500	—
BHP Group Ltd	8,813	203
BlueScope Steel Ltd	30,042	220
BSA Ltd	49,489	8
Champion Iron *	13,677	25
Cochlear Ltd	2,114	271
CSL Ltd	2,222	407
Fortescue Metals Group Ltd	69,392	640
Macquarie Group Ltd	2,430	177
Midway Ltd	9,210	6
Newcrest Mining Ltd	10,705	217
Northern Star Resources Ltd	11,210	110
OM Holdings Ltd	41,402	11
Qantas Airways Ltd	130,096	345
Rio Tinto Ltd	5,392	334
RPMGlobal Holdings Ltd *	27,391	18
Sandfire Resources NL	6,052	18
Saracen Mineral Holdings Ltd *	76,962	261
South32 Ltd	138,298	175
Tribune Resources Ltd	2,562	13

		4,133

Austria — 0.3%
Kapsch TrafficCom AG	3,299	64
S IMMO AG	8,330	157
Strabag SE	889	27

		248

Belgium — 0.3%
AGFA-Gevaert NV *	4,552	18
Umicore SA	5,816	258

		276

Brazil — 0.0%
Porto Seguro SA	4,700	40

Canada — 3.5%
Absolute Software Corp	40,000	385
Bank of Montreal	200	10
BRP Inc	5,352	185
Cogeco Inc	1,831	114
Constellation Software Inc/Canada	752	852
Corus Entertainment Inc, Cl B	2,817	6
Fairfax Financial Holdings Ltd	735	203
Home Capital Group Inc, Cl B *	10,000	138
Lundin Mining Corp	114,600	526
Manulife Financial Corp	26,300	325
Points International Ltd *	6,320	46
Real Matters Inc *	14,000	240

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Ritchie Bros Auctioneers Inc	5,120	$222
Sun Life Financial Inc	800	27
Tencent Music Entertainment Group ADR *	23,414	303

		3,582

Chile — 0.1%
Enel Americas SA ADR	18,384	136

China — 3.8%
Alibaba Group Holding Ltd ADR *	3,649	757
Bank of Communications Co Ltd, Cl H	105,000	64
China Conch Venture Holdings Ltd	27,000	121
China Construction Bank Corp, Cl H	632,000	496
China Mobile Ltd	79,500	555
Hollysys Automation Technologies Ltd	14,339	179
Jiangnan Group Ltd *	411,228	16
Leju Holdings Ltd ADR *	9,831	16
LONGi Green Energy Technology Co Ltd, Cl A	13,700	62
Midea Group Co Ltd, Cl A	66,200	547
NetEase Inc ADR	53	20
Oppein Home Group, Cl A	17,800	301
PICC Property & Casualty Co Ltd	106,000	92
Ping An Insurance Group Co of China Ltd, Cl H	24,500	242
Vipshop Holdings Ltd ADR *	20,991	364
Weichai Power Co Ltd, Cl H	28,000	49

		3,881

Denmark — 3.1%
Chr Hansen Holding A/S	2,713	263
Coloplast A/S, Cl B	2,222	373
DSV PANALPINA A/S	5,699	602
Genmab A/S *	730	224
North Media AS	3,882	31
Novo Nordisk A/S, Cl B	14,355	935
Novozymes A/S, Cl B	7,395	404
Royal Unibrew A/S	1,670	134
Sparekassen Sjaelland-Fyn AS	589	7
TCM Group A/S *	686	11
Vestas Wind Systems A/S	1,430	146

		3,130

Finland — 0.9%
Alma Media Oyj	2,090	19
Digia Oyj	1,726	9
Harvia Oyj	2,645	31
Kone Oyj, Cl B	7,677	515
Marimekko Oyj *	892	27
Neste Oyj	5,350	216
Oriola Oyj	1,404	3
Orion Oyj, Cl B	1,287	69
Rapala VMC Oyj	5,629	18
Scanfil Oyj	3,934	22

		929

1	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

Screened World Equity Ex-US Fund (Continued)

May 31, 2020

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)

France — 4.2%
BNP Paribas SA	18,225	$654
Burelle SA	67	41
Cie de Saint-Gobain	16,456	532
Criteo SA ADR *	4,451	46
Danone SA	4,470	306
Edenred	11,872	496
Focus Home Interactive SA	673	17
Guerbet	1,548	60
IDI SCA	368	16
Legrand SA	3,736	255
Peugeot SA	15,425	220
Remy Cointreau	850	101
Sanofi	7,685	748
Seche Environnement SA	325	12
Somfy SA	392	38
TOTAL SA	3,900	146
Ubisoft Entertainment SA *	5,722	443
Vetoquinol SA	206	13
Virbac SA *	258	55

		4,199

Germany — 6.3%
Allianz SE	3,406	617
Bayer AG	4,577	309
Centrotec SE	4,974	81
Deutsche Boerse AG	5,483	902
E.ON SE	34,570	366
Eckert & Ziegler Strahlen- und Medizintechnik AG	1,512	238
GFT Technologies	6,451	70
Init Innovation In Traffic Systems	384	12
METRO AG	16,412	153
Muenchener Rueckversicherungs- Gesellschaft AG in Muenchen	3,028	689
Paul Hartmann *	32	11
Rheinmetall AG	6,577	534
SAP SE	12,167	1,536
Scout24 AG	11,370	869
Surteco Group SE	32	1
USU Software AG	1,041	21

		6,409

Greece — 0.7%
Athens Water Supply & Sewage Co SA	9,621	76
Hellenic Telecommunications Organization SA	21,480	303
Motor Oil Hellas Corinth Refineries SA	9,096	152
OPAP SA	14,770	138

		669

Hong Kong — 6.4%
361 Degrees International Ltd	81,000	11
AIA Group Ltd	95,400	773

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Alibaba Group Holding *	35,056	$879
Alibaba Health Information Technology *	52,000	122
Build King Holdings Ltd	380,000	34
Chaowei Power Holdings Ltd	229,000	72
China Overseas Grand Oceans Group Ltd	159,000	85
China Resources Cement Holdings Ltd	120,000	151
China South City Holdings Ltd	872,000	80
CITIC Ltd	262,000	249
Country Garden Services Holdings Co Ltd *	55,319	259
CRCC High-Tech Equipment Corp Ltd, Cl H	105,500	15
FIH Mobile	336,000	39
FSE Services Group Ltd	38,000	15
Guangnan Holdings Ltd	80,000	7
Guolian Securities Co Ltd, Cl H	19,429	7
Henan Jinma Energy Co Ltd, Cl H	96,000	34
Hi Sun Technology China *	81,000	8
Hong Kong Exchanges & Clearing Ltd	12,900	450
Hopefluent Group Holdings Ltd	38,000	7
Industrial & Commercial Bank of China Ltd, Cl H	730,000	471
Lee & Man Paper Manufacturing Ltd	131,000	70
Left Field Printing Group	9,386	—
Lion Rock Group Ltd	150,180	15
Meituan Dianping, Cl B *	15,300	290
Modern Land China Co Ltd	98,000	13
PAX Global Technology	137,000	53
Ping An Healthcare and Technology Co Ltd *	39,300	518
Samsonite International	47,700	45
Shandong Chenming Paper Holdings, Cl H	366,000	133
Shanghai Pharmaceuticals Holding Co Ltd, Cl H	127,800	202
Tencent Holdings Ltd	15,700	831
Texwinca Holdings	162,000	21
Time Watch Investments Ltd	292,000	32
West China Cement Ltd	574,000	107
Xinyi Glass Holdings Ltd	356,000	377
Zhengzhou Coal Mining Machinery Group Co Ltd, Cl H	25,000	9
Zhong An Group Ltd *	651,000	19

		6,503

Hungary — 0.2%
OTP Bank Nyrt	5,290	176

India — 1.4%
DB	9,510	8
eClerx Services	2,734	14
Ganesha Ecosphere Ltd	5,398	12
HDFC Bank Ltd ADR	6,100	255
Housing Development Finance Corp Ltd	18,959	416
ION Exchange India	5,361	44
Jindal Stainless *	39,906	14
NIIT	76,135	90

2	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

Screened World Equity Ex-US Fund (Continued)

May 31, 2020

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Redington India Ltd	20,240	$23
Tech Mahindra Ltd	68,095	478
Welspun	88,147	70

		1,424

Indonesia — 0.1%
Adira Dinamika Multi Finance Tbk PT	25,000	11
Global Mediacom *	1,171,000	15
Hexindo Adiperkasa Tbk PT	41,100	8
Mandala Multifinance Tbk PT	328,200	19
Mitrabara Adiperdana Tbk PT	183,234	20
Panin Financial Tbk PT *	2,005,600	23

		96

Ireland — 1.5%
CRH PLC	10,325	335
ICON PLC *	3,669	618
Ryanair Holdings PLC ADR *	7,361	528

		1,481

Israel — 1.3%
Check Point Software Technologies Ltd *	7,914	868
Israel Discount Bank Ltd ADR	1,349	43
Isramco Negev 2	354,596	39
Kamada Ltd *	1,326	10
Nice Ltd ADR *	1,529	284
Norstar Holdings Inc	3,576	36

		1,280

Italy — 1.4%
Assicurazioni Generali SpA *	17,803	247
Digital Bros *	2,304	58
Enel SpA	40,010	307
Intesa Sanpaolo SpA	15,288	27
Moncler SpA	3,560	133
Prysmian SpA	29,785	634
Servizi Italia SpA	6,330	18

		1,424

Japan — 12.3%
Ainavo Holdings Co Ltd	5,700	42
Aiphone Co Ltd	2,400	35
Alps Alpine Co Ltd	18,300	221
Daifuku Co Ltd	2,100	163
Dai-ichi Life Holdings Inc	23,800	310
Daikin Industries Ltd	1,100	162
Daiwa Securities Group Inc	129,800	538
Denso Corp	7,800	299
Eisai Co Ltd	1,600	125
FANUC Corp	2,400	428
Fujii Sangyo Corp	1,000	12
Fujitsu Ltd	5,600	577
Himacs Ltd	300	6
Hitachi Ltd	16,300	523
Hokuriku Gas Co Ltd	700	20

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Japan Exchange Group Inc	35,500	$763
Kanefusa Corp	2,300	13
Kao Corp	2,300	185
KDDI Corp	29,100	847
Koike Sanso Kogyo Co Ltd	400	8
Marubeni Corp	31,600	153
MS&AD Insurance Group Holdings Inc	12,500	367
Nichiha	1,500	33
Nidec Corp	7,800	479
Nintendo Co Ltd	1,600	646
Nippon Telegraph & Telephone Corp	22,340	507
NJS Co Ltd	1,900	32
NTT DOCOMO Inc	20,800	570
Okinawa Cellular Telephone Co	700	27
Olympus Corp	12,500	217
Panasonic Corp	32,500	291
Recruit Holdings Co Ltd	3,800	131
Sankyo Frontier Co Ltd	648	21
Shimano Inc	2,400	441
SHL-Japan Ltd	400	8
SMC Corp/Japan	1,100	555
Softbank Corp	13,700	174
Sony Corp	8,100	517
St. Marc Holdings	2,400	42
Sumitomo Mitsui Financial Group Inc	14,600	423
Takeda Pharmaceutical Co Ltd	16,200	630
Techno Medica Co Ltd	1,100	19
Tokio Marine Holdings Inc	13,500	585
Toyota Tsusho Corp	10,100	256
Tsubakimoto Kogyo Co Ltd	2,700	82

		12,483

Malaysia — 0.5%
AFFIN Bank Bhd *	33,500	12
Allianz Malaysia Bhd	19,700	64
CIMB Group Holdings Bhd	140,200	122
Kenanga Investment Bank Bhd	298,800	39
Lii Hen Industries BHD	85,748	43
Magni-Tech Industries Bhd	111,733	51
Mah Sing Group Bhd	772,900	83
Malaysian Pacific Industries Bhd	6,369	16
MKH Bhd	110,100	28

		458

Mexico — 0.1%
Bio Pappel SAB de CV *	16,386	12
Cia Minera Autlan SAB de CV *	12,516	4
Credito Real SAB de CV SOFOM ER *	12,390	7
Kimberly-Clark de Mexico SAB de CV ADR	3,342	26

		49

Netherlands — 6.9%
Adyen NV *	100	132
AFC Ajax NV	1,789	28

3	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

Screened World Equity Ex-US Fund (Continued)

May 31, 2020

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Akzo Nobel NV	2,080	$170
Amsterdam Commodities NV	1,721	36
ASML Holding NV	2,658	866
EXOR NV	7,882	425
Galapagos NV *	899	183
Heineken Holding NV	4,526	373
IMCD NV	3,208	303
Just Eat Takeaway *	2,224	241
Koninklijke Ahold Delhaize NV	21,858	555
Koninklijke Philips NV	28,645	1,300
NN Group NV	27,410	846
OCI NV *	19,928	225
Prosus *	1,924	160
SNS Reaal *(A)	1,762	—
Unilever NV	9,806	507
Wolters Kluwer NV	8,440	673

		7,023

New Zealand — 0.3%
Eroad Ltd *	3,566	5
Fisher & Paykel Healthcare Corp Ltd	5,590	104
Meridian Energy Ltd	16,821	49
NZX Ltd	12,056	11
Pushpay Holdings Ltd *	17,561	83

		252

Norway — 0.7%
DNB ASA *	47,577	647
SpareBank 1 BV	4,160	15
Sparebanken Sor	1,278	13
Yara International	204	7

		682

Panama — 0.2%
Copa Holdings SA, Cl A	3,399	149

Peru — 0.2%
Credicorp Ltd	1,444	199
Empresa Siderurgica del Peru SAA	50,198	11

		210

Philippines — 0.0%
LT Group Inc	88,800	14
Semirara Mining & Power, Cl A	88,400	19

		33

Poland — 0.2%
Amica SA *	2,424	64
ComArch SA	299	15
Dino Polska SA *	1,870	85
Lubelski Wegiel Bogdanka SA	8,950	44
Zespol Elektrowni Patnow Adamow Konin SA *	7,804	15

		223

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)

Portugal — 0.1%
NOS SGPS SA *	24,134	$99

Qatar — 0.1%
Ooredoo QPSC	78,390	136

Russia — 1.2%
Magnit PJSC GDR	13,228	151
MMC Norilsk Nickel PJSC ADR	11,942	376
Mobile TeleSystems PJSC ADR	43,999	391
Sberbank of Russia PJSC ADR	22,376	253

		1,171

Singapore — 1.7%
Boustead Singapore Ltd	75,900	33
China Aviation Oil Singapore Corp Ltd	30,900	24
DBS Group Holdings Ltd	24,500	338
Delfi	43,100	25
Dutech Holdings Ltd	31,100	6
Hong Leong Finance Ltd	11,276	18
Hour Glass Ltd/The	38,000	17
Jardine Cycle & Carriage Ltd	16,200	251
Keppel Corp Ltd	122,000	510
Penguin International Ltd	60,800	21
Riverstone Holdings Ltd/Singapore	29,404	46
Sing Investments & Finance Ltd	21,700	18
Singapore Exchange Ltd	27,000	158
Sinostar PEC Holdings Ltd *	89,447	9
Stamford Land Corp Ltd	129,900	32
Sunningdale Tech Ltd	29,700	21
Tiong Seng Holdings Ltd *	7,037	1
United Overseas Bank Ltd	14,874	205

		1,733

South Africa — 0.6%
Afrimat	7,082	12
Combined Motor Holdings Ltd	9,481	5
Discovery Ltd	40,099	224
Metair Investments Ltd *	19,199	15
MiX Telematics Ltd ADR	4,409	38
Naspers Ltd, Cl N	1,944	307

		601

South Korea — 5.1%
Aekyung Petrochemical	12,329	69
Coway Co Ltd	8,955	482
Fursys Inc	377	9
Hana Financial Group Inc	25,172	605
Kia Motors Corp	5,960	165
Kortek	4,081	31
LG Electronics Inc	6,623	317
LG Hausys	2,513	138
LG International	11,692	148
Maeil Holdings Co Ltd	3,735	27
NAVER Corp	1,764	322

4	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

Screened World Equity Ex-US Fund (Continued)

May 31, 2020

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Nice Information & Telecommunication	2,932	$68
RedcapTour Co Ltd	2,075	22
Samsung Electronics GDR	529	542
Samsung Electronics Co Ltd	38,828	1,590
Samsung SDI Co Ltd	780	226
SK Hynix Inc	6,279	413
Tongyang Life Insurance	12,866	30

		5,204

Spain — 1.2%
Amadeus IT Group SA, Cl A	6,559	342
Bankinter SA	39,881	169
Cia de Distribucion Integral Logista Holdings SA	6,568	121
Grifols SA	6,505	204
Grifols SA ADR	4,342	82
Industria de Diseno Textil SA	11,197	312

		1,230

Sweden — 2.3%
Atlas Copco AB, Cl A	4,190	164
Atlas Copco AB, Cl B	15,075	532
Corem Property Group AB, Cl B	6,583	13
Doro AB	2,733	10
Epiroc AB, Cl B	28,967	323
Essity AB, Cl B	9,847	325
Evolution Gaming Group AB	1,900	112
Hennes & Mauritz AB, Cl B	11,232	169
Kambi Group *	2,077	37
Medcap AB *	3,537	59
Swedish Match AB	8,970	622

		2,366

Switzerland — 6.2%
China Everbright Bank	188,840	101
Cie Financiere Richemont SA	4,351	253
CPH Chemie & Papier Holding AG	219	17
Geberit AG	390	190
Kuehne + Nagel International AG	2,304	332
LafargeHolcim Ltd	12,368	512
Lastminute.com NV *	670	14
Lonza Group AG	330	162
Nestle SA	13,901	1,503
Novartis AG	19,854	1,716
Roche Holding AG	3,665	1,269
Temenos AG	1,117	170

		6,239

Taiwan — 2.3%
Coretronic	68,000	70
Elitegroup Computer Systems	37,000	14
Eson Precision Ind Co Ltd	57,000	59
Hon Hai Precision Industry Co Ltd	181,000	457
Hsing TA Cement Co	14,600	9

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
IEI Integration	48,000	$63
Taiwan Semiconductor Manufacturing Co Ltd	37,000	360
Taiwan Semiconductor Manufacturing Co Ltd ADR	17,558	884
TOPBI International Holdings Ltd	5,380	10
Wistron Corp	118,000	112
X-Legend Entertainment	27,000	56
Yuanta Financial Holding Co Ltd	354,000	192

		2,286

Thailand — 0.5%
Bangkok Life Assurance	75,300	35
PTT Exploration & Production PCL	124,200	328
Siam Commercial Bank PCL/The	76,800	179

		542

Turkey — 1.0%
Akbank T.A.S.	22,859	19
Aksigorta AS	57,243	53
AvivaSA Emeklilik ve Hayat AS	25,715	50
Coca-Cola Icecek AS	39,202	233
Haci Omer Sabanci Holding AS	200,106	244
KOC Holding AS	50,741	120
Tofas Turk Otomobil Fabrikasi AS	5,325	17
Turk Traktor ve Ziraat Makineleri AS	10,087	90
Turkiye Garanti Bankasi AS	189,897	218

		1,044

United Kingdom — 8.2%
AstraZeneca PLC	1,450	154
Barclays PLC	66,635	95
BHP Group PLC	8,900	174
boohoo Group PLC *	79,665	381
British American Tobacco PLC	8,060	318
Burberry Group PLC	12,369	229
Computacenter PLC	1,190	24
Dart Group PLC	1,666	18
Evraz PLC	34,681	121
Exillon Energy PLC *	4,819	3
Experian PLC	23,529	818
Ferrexpo PLC	16,544	36
Fiat Chrysler Automobiles NV	4,000	35
Franchise Brands plc	8,431	11
Fresnillo PLC	28,582	278
Gem Diamonds Ltd *	19,498	7
Greencore Group PLC	139,950	234
H&T Group PLC	4,868	18
Hargreaves Lansdown PLC	19,601	445
Impellam Group PLC	3,091	10
Indivior PLC *	17,994	13
International Personal Finance	22,565	12
John Wood Group PLC	145,285	345
Judges Scientific PLC	1,706	118
Just Eat Takeaway *	3,218	348

5	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

Screened World Equity Ex-US Fund (Continued)

May 31, 2020

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Just Group	154,296	$100
Kingfisher PLC	124,367	299
Kingspan Group PLC	8,141	503
Legal & General Group PLC	82,614	203
London Stock Exchange Group PLC	4,727	469
Man Group PLC/Jersey	100,673	177
Melrose Industries PLC	217,530	310
Motorpoint group	2,937	9
Nexus Infrastructure PLC	2,969	7
NWF Group PLC	12,655	31
Pagegroup PLC	2,389	11
Prudential PLC	33,624	435
Reach PLC	23,572	24
Rio Tinto PLC	8,789	469
Robert Walters PLC	2,187	9
Smiths Group PLC	45,858	740
St James’s Place PLC	15,031	171
Team17 Group PLC *	11,281	78
Unilever PLC	217	11
Vertu Motors PLC	30,896	12

		8,313

United States — 2.4%
Atlantica Yield plc	4,869	127
Atlassian Corp PLC, Cl A *	2,146	398
Berry Global Group Inc *	9,052	407
Colliers International Group Inc	267	14
Gentex Corp	14,271	378
Nomad Foods Ltd *	7,580	160
Resolute Forest Products Inc *	29,125	54
Sensata Technologies Holding PLC *	4,346	155
Spotify Technology SA *	3,177	575
Yum China Holdings Inc	4,300	199

		2,467

Total Common Stock (Cost $85,737) ($ Thousands)		96,224

PREFERRED STOCK — 0.3%

Brazil — 0.1%
Itau Unibanco Holding SA ADR (B)	25,817	110

Germany — 0.1%
Draegerwerk AG & Co KGaA *	254	20
KSB SE & Co KGaA (B)	237	53

		73

Spain — 0.1%
Grifols SA (B)	4,538	87

Total Preferred Stock (Cost $464) ($ Thousands)		270

Description	Shares	Market Value ($ Thousands)

CASH EQUIVALENT — 1.4%
SEI Daily Income Trust, Government Fund, Cl F
0.090% **†	1,455,753	$1,456

Total Cash Equivalent (Cost $1,456) ($ Thousands)		1,456

Total Investments in Securities — 96.8% (Cost $87,657) ($ Thousands)		$97,950

6	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

Screened World Equity Ex-US Fund (Concluded)

May 31, 2020

A list of the open futures contracts held by the Fund at May 31, 2020, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Euro STOXX 50	13	Jun-2020	$401	$440	$30
FTSE 100 Index	2	Jun-2020	143	150	6
Hang Seng Index	2	Jul-2020	300	294	(6)
S&P TSX 60 Index	1	Jun-2020	133	132	(1)
SPI 200 Index	2	Jun-2020	182	191	6
TOPIX Index	1	Jun-2020	139	145	5

			$1,298	$1,352	$40

A list of the open forward foreign currency contracts held by the Fund at May 31, 2020, is as follows:

Counterparty	Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized (Depreciation) (Thousands)
Brown Brothers Harriman	06/09/20	EUR	982	USD	1,066	$(27)

Percentages are based on Net Assets of $101,167 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2020.

†	Investment in Affiliated Security (see Note 6).

(A)	Level 3 security in accordance with fair value hierarchy.

(B)	There is currently no rate available.

ADR — American Depositary Receipt

Cl — Class

EUR — Euro

FTSE — Financial Times Stock Exchange

GDR — Global Depositary Receipt

Ltd. — Limited

PJSC — Public Joint-Stock Company

PLC — Public Limited Company

S&P — Standard & Poor’s

SPI — Share Price Index

TOPIX — Tokyo Price Index

TSX — Toronto Stock Exchange

USD — U.S. Dollar

The following is a list of the level of inputs used as of May 31, 2020, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)(1)	Total ($)
Common Stock	96,224	—	—	96,224
Preferred Stock	270	—	—	270
Cash Equivalent	1,456	—	—	1,456

Total Investments in Securities	97,950	—	—	97,950

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	47	—	—	47
Unrealized Depreciation	(7)	—	—	(7)

Forwards Contracts*
Unrealized Depreciation	—	(27)	—	(27)

Total Other Financial Instruments	40	(27)	—	13

(1)	A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

*	Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended May 31, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2020 ($ Thousands):

Security Description	Value 5/31/2019	Purchases at Cost	Proceeds from Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/(Depreciation)	Value 5/31/2020	Shares	Income	Capital Gains
SEI Daily Income Trust, Government Fund, Cl F	$2,276	$12,975	$(13,795)	$—	$—	$1,456	1,455,753	$22	$—

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

7	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

World Select Equity Fund

May 31, 2020

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 91.9%

Argentina — 0.0%
Banco Macro SA ADR *	5,200	$89

Australia — 0.4%
AGL Energy Ltd	32,700	364
APA Group	13,156	102
Brambles Ltd	26,556	205
Coles Group Ltd	23,280	237
Fortescue Metals Group Ltd	49,513	457
JB Hi-Fi Ltd	2,527	62
Kogan.com Ltd	1,079	8
Magellan Financial Group Ltd	1,406	55
Silver Lake Resources Ltd *	16,599	24
Telstra Corp Ltd	59,674	128
Treasury Wine Estates Ltd	9,364	60
Wesfarmers Ltd	1,600	43
Woolworths Group Ltd	4,103	96

		1,841

Austria — 0.2%
IMMOFINANZ AG *	10,191	191
Raiffeisen Bank International AG	21,526	396
Vienna Insurance Group AG Wiener Versicherung Gruppe *	6,500	137

		724

Belgium — 0.1%
Ageas SA/NV	6,100	208
D’ieteren SA/NV	513	31
Orange Belgium SA	759	12

		251

Brazil — 0.5%
B3 SA—Brasil Bolsa Balcao	2,500	21
Banco BTG Pactual SA	1,100	10
Banco do Brasil SA	3,600	20
Cia de Saneamento Basico do Estado de Sao Paulo	2,300	23
Cia de Saneamento do Parana	102,300	520
Construtora Tenda SA	7,300	33
Cosan SA *	3,322	39
Direcional Engenharia SA	146,081	257
Embraer SA ADR *	400	2
Enauta Participacoes SA	26,200	49
Even Construtora e Incorporadora SA	73,554	95
Hapvida Participacoes e Investimentos SA	2,500	26
JBS SA	22,144	90
Localiza Rent a Car SA	700	5
Magazine Luiza SA	12,544	149
Marfrig Global Foods SA *	13,471	33
Petrobras Distribuidora SA	12,294	49
Qualicorp Consultoria e Corretora de Seguros SA	4,634	21
Smiles Fidelidade SA	80,817	181

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Sul America SA	2,100	$17
TOTVS SA	16,684	62
Tupy SA *	43,900	124
Vale SA ADR, Cl B	37,300	364
WEG SA	9,710	74

		2,264

Canada — 1.6%
Alimentation Couche-Tard Inc, Cl B	85,488	2,666
AltaGas Ltd	1,401	15
BlackBerry Ltd *	4,057	19
Canadian Imperial Bank of Commerce	3,100	198
Canadian National Railway Co	19,591	1,681
Canadian Natural Resources Ltd	2,757	50
Canadian Tire Corp Ltd, Cl A	5,400	460
Cogeco Communications Inc	326	24
Cogeco Inc	147	9
DREAM Unlimited Corp, Cl A	1,345	8
Element Fleet Management Corp	6,349	45
Empire Co Ltd, Cl A	3,990	90
Enbridge Inc	10,293	333
Gibson Energy Inc	3,071	47
Loblaw Cos Ltd	4,100	202
Lululemon Athletica Inc *	2,538	762
Manulife Financial Corp	17,882	221
Nutrien Ltd	3,495	119
Real Matters Inc *	1,601	28
Richelieu Hardware Ltd	1,062	22
Shaw Communications Inc, Cl B	4,816	81
Stantec Inc	2,489	75
Sun Life Financial Inc	1,637	56
TELUS Corp	14,100	243
Toronto-Dominion Bank/The	3,200	136

		7,590

China — 2.6%
58.com Inc ADR *	361	17
Alibaba Group Holding Ltd ADR *	11,165	2,315
Anhui Conch Cement Co Ltd, Cl A	1,135	9
Autohome Inc ADR	214	16
Bank of Communications Co Ltd, Cl H	296,000	179
BOE Technology Group Co Ltd, Cl A *	48,900	16
Chacha Food Co Ltd, Cl A *	6,900	56
Changchun High & New Technology Industry Group Inc, Cl A *	5,170	482
China Construction Bank Corp, Cl H	1,536,000	1,207
China Medical System Holdings Ltd	12,000	14
China Mobile Ltd	147,500	1,030
China National Building Material Co Ltd, Cl H	622,000	698
China National Chemical Engineering Co Ltd, Cl A	33,990	26
China Oilfield Services Ltd, Cl H	15,961	14
China Telecom Corp Ltd, Cl H	848,000	281

1	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

World Select Equity Fund (Continued)

May 31, 2020

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Dashang Co Ltd, Cl A	137,365	$472
Gansu Qilianshan Cement Group Co Ltd, Cl A	25,300	57
G-bits Network Technology Xiamen Co Ltd, Cl A	100	6
Gigadevice Semiconductor Beijing Inc, Cl A	180	5
GoerTek Inc, Cl A	4,000	12
Guangzhou R&F Properties Co Ltd	126,400	156
Henan Lingrui Pharmaceutical Co, Cl A	94,000	110
Henan Shuanghui Investment & Development Co Ltd, Cl A *	2,400	13
Hengli Petrochemical Co Ltd, Cl A	5,800	11
Hexindai Inc ADR *	13,329	15
JD.com Inc ADR *	11,044	600
Jiangsu Hengli Hydraulic Co Ltd, Cl A	1,000	10
Kingdee International Software Group Co Ltd	8,000	14
Li Ning Co Ltd	42,335	142
LONGi Green Energy Technology Co Ltd, Cl A	1,900	9
Luxshare Precision Industry Co Ltd, Cl A	6,800	42
Ming Yang Smart Energy Group Ltd, Cl A	11,600	19
Momo Inc ADR	824	16
Muyuan Foodstuff Co Ltd, Cl A	1,700	29
NetEase Inc ADR	2,500	957
New Hope Liuhe Co Ltd, Cl A	2,528	10
New Oriental Education & Technology Group Inc ADR *	151	18
PICC Property & Casualty Co Ltd	232,000	201
Ping An Insurance Group Co of China Ltd, Cl H	78,500	775
Sailun Group Co Ltd, Cl A *	102,700	54
Sangfor Technologies Inc, Cl A	500	13
Sany Heavy Industry Co Ltd, Cl A	122,717	315
SF Holding Co Ltd, Cl A	15,500	99
Shaanxi Coal Industry Co Ltd, Cl A	100,300	101
Shandong Gold Mining Co Ltd, Cl A	2,600	14
Shanxi Xinghuacun Fen Wine Factory Co Ltd, Cl A	500	9
Shenzhen Goodix Technology Co Ltd, Cl A	500	15
Sinopharm Group Co Ltd, Cl H	6,000	15
Sohu.com Ltd ADR *	5,600	38
Sun Art Retail Group Ltd	10,500	16
Tahoe Group Co Ltd, Cl A	307,925	177
TAL Education Group ADR *	612	35
Vipshop Holdings Ltd ADR *	25,607	444
Weichai Power Co Ltd, Cl H	412,753	715
Wens Foodstuffs Group Co Ltd	100	–
Wuhu Sanqi Interactive Entertainment Network Technology Group Co Ltd, Cl A	24,600	117
Wuliangye Yibin Co Ltd, Cl A	4,300	89
Xinyuan Real Estate Co Ltd ADR	18,900	47
Yealink Network Technology Corp Ltd, Cl A	600	8
Zhaojin Mining Industry Co Ltd	13,500	17

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
ZTO Express Cayman Inc ADR	806	$26

		12,423

Croatia — 0.1%
Atlantic Grupa dd	1,250	227
Hrvatski Telekom dd *	12,500	309

		536

Czech Republic — 0.2%
Central European Media Enterprises Ltd, Cl A *	70,000	286
CEZ AS	15,115	297
Komercni banka as	13,696	294
Moneta Money Bank AS	7,992	18
Philip Morris CR AS	70	38

		933

Denmark — 0.2%
Novo Nordisk A/S, Cl B	11,030	718
Pandora A/S	890	44
Scandinavian Tobacco Group A/S	26,000	391

		1,153

Egypt — 0.0%
Eastern Co SAE	153,515	121
Oriental Weavers *	134,205	44

		165

Estonia — 0.0%
Tallink Grupp AS	236,206	215

Finland — 0.5%
Elisa Oyj, Cl A	2,171	136
Metsa Board Oyj	4,309	31
Nokia Oyj	523,429	2,076
Tokmanni Group Corp	1,046	14
UPM-Kymmene Oyj	2,396	69
Uponor Oyj	1,074	14

		2,340

France — 3.3%
Alstom SA	2,696	114
Atos SE	10,933	825
AXA SA *	73,836	1,345
BNP Paribas SA	55,926	2,007
Bureau Veritas SA	36,291	738
Capgemini SE	10,307	1,056
Carrefour SA	102,652	1,559
CGG SA *	13,138	14
Cie de Saint-Gobain	43,433	1,404
Credit Agricole SA	3,900	34
Danone SA	4,639	318
Electricite de France SA	2,647	23
Engie SA	9,088	108
Gaztransport Et Technigaz SA	456	34
Ingenico Group SA	253	35

2	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

World Select Equity Fund (Continued)

May 31, 2020

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Publicis Groupe SA	36,738	$1,043
Sanofi	24,256	2,362
Societe BIC SA	3,400	181
Societe Generale SA	60,631	892
Suez SA	3,710	42
TOTAL SA	40,970	1,532
Ubisoft Entertainment SA *	538	42
Veolia Environnement SA	3,433	75

		15,783

Germany — 2.6%
Allianz SE	24,861	4,503
BASF SE	12,908	699
Bayerische Motoren Werke AG	17,971	1,052
Continental AG *	9,681	952
Covestro AG	21,965	813
Delivery Hero SE *	483	46
Draegerwerk AG & Co KGaA *	110	7
E.ON SE	15,939	169
Eckert & Ziegler Strahlen- und Medizintechnik AG	151	24
Fraport AG Frankfurt Airport Services Worldwide	1,600	79
Hannover Rueck SE	1,784	287
HelloFresh SE *	3,549	144
HOCHTIEF AG	2,500	220
Hornbach Holding AG & Co KGaA	207	15
MTU Aero Engines AG *	21,145	3,408
Muenchener Rueckversicherungs— Gesellschaft AG in Muenchen	400	91
RWE AG	2,060	68
Varta AG *	309	32

		12,609

Greece — 0.1%
Aegean Airlines SA	28,041	134
Fourlis Holdings SA	22,206	96
JUMBO SA	12,000	218

		448

Hong Kong — 1.9%
Agile Group Holdings Ltd	14,000	14
A-Living Services Co Ltd, Cl H	9,830	53
Anhui Conch Cement Co Ltd, Cl H	138,430	1,037
ANTA Sports Products Ltd	2,000	18
ASM Pacific Technology Ltd	3,100	28
Bank of China Ltd, Cl H	2,158,000	788
Beijing Capital Land Ltd, Cl H	44,683	8
BOC Aviation Ltd	3,400	19
BOC Hong Kong Holdings Ltd	42,500	118
Bosideng International Holdings Ltd	65,872	17
China Aoyuan Group Ltd	93,000	99
China Cinda Asset Management Co Ltd, Cl H	133,000	24
China Everbright International Ltd	67,000	34

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
China Hongqiao Group Ltd	33,500	$15
China Lesso Group Holdings Ltd	13,000	16
China Overseas Grand Oceans Group Ltd	34,056	18
China Resources Cement Holdings Ltd	56,330	71
China Resources Gas Group Ltd	2,000	11
China Resources Power Holdings Co Ltd	170,000	197
China State Construction International Holdings Ltd	28,000	17
China Yuhua Education Corp Ltd	26,867	26
CITIC Ltd	589,000	559
CK Asset Holdings Ltd	2,500	14
CK Hutchison Holdings Ltd	7,000	43
CK Infrastructure Holdings Ltd	7,500	37
Country Garden Services Holdings Co Ltd *	42,627	200
Dali Foods Group Co Ltd	30,500	19
Far East Horizon Ltd	29,000	26
Guangdong Investment Ltd	8,000	16
Hang Seng Bank Ltd	1,700	26
Hengan International Group Co Ltd	22,000	180
HK Electric Investments & HK Electric Investments Ltd	36,000	36
Hong Kong Exchanges & Clearing Ltd	2,000	70
Industrial & Commercial Bank of China Ltd, Cl H	1,057,002	682
Jardine Matheson Holdings Ltd	400	16
Kerry Properties Ltd	10,000	24
Kingboard Laminates Holdings Ltd	19,000	16
KWG Group Holdings Ltd	12,000	17
Lenovo Group Ltd	62,000	34
Longfor Group Holdings Ltd	4,000	18
NetDragon Websoft Holdings Ltd	52,666	131
New World Development Co Ltd	20,000	20
Nine Dragons Paper Holdings Ltd	19,000	17
PCCW Ltd	41,000	22
People’s Insurance Co Group of China Ltd/ The, Cl H	206,000	62
Power Assets Holdings Ltd	24,000	133
Sands China Ltd	4,400	17
Shenzhen Expressway Co Ltd, Cl H	138,000	139
Shenzhen International Holdings Ltd	10,000	17
Shimao Property Holdings Ltd	4,000	17
Sino-Ocean Group Holding Ltd	67,500	15
Sinotruk Hong Kong Ltd	9,000	22
Sun Hung Kai Properties Ltd	5,000	57
Sunny Optical Technology Group Co Ltd	1,000	13
Swire Pacific Ltd, Cl A	3,500	18
Swire Properties Ltd	6,000	13
Tencent Holdings Ltd	42,790	2,266
Tingyi Cayman Islands Holding Corp	312,000	536
Uni-President China Holdings Ltd	18,000	19
VTech Holdings Ltd	3,279	20
Xinyi Solar Holdings Ltd	24,000	17

3	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

World Select Equity Fund (Continued)

May 31, 2020

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Yanzhou Coal Mining Co Ltd, Cl H	38,000	$29
YiChang HEC ChangJiang Pharmaceutical Co Ltd, Cl H	90,600	321
Yihai International Holding Ltd	912	8
Yuexiu Property Co Ltd	88,000	16
Zhongsheng Group Holdings Ltd	10,008	51
Zoomlion Heavy Industry Science and Technology Co Ltd	618,400	507

		9,164

Hungary — 0.3%
Magyar Telekom Telecommunications PLC *	621,632	785
MOL Hungarian Oil & Gas PLC	35,000	222
Richter Gedeon Nyrt	9,900	216

		1,223

India — 1.0%
Avenue Supermarts Ltd, Cl A *	2,709	81
Bharat Petroleum Corp Ltd	1,256	6
Biocon Ltd	9,433	44
Coromandel International Ltd *	802	7
Dr Reddy’s Laboratories Ltd	7,856	423
Granules India Ltd	46,878	106
HCL Technologies Ltd	104,530	761
HDFC Asset Management Co Ltd	949	32
Indiabulls Housing Finance Ltd	195,345	316
Infosys Ltd	4,587	42
Jindal Saw Ltd	64,607	39
Jubilant Foodworks Ltd	784	17
Larsen & Toubro Ltd	1,578	19
Nestle India Ltd	554	129
NMDC Ltd	347,606	373
Oil & Natural Gas Corp Ltd	424,656	467
Oil India Ltd	81,789	92
Petronet LNG Ltd	88,980	297
Power Finance Corp Ltd	467,394	465
Power Grid Corp of India Ltd	7,560	16
REC Ltd	422,391	495
Redington India Ltd	73,848	85
Tata Consultancy Services Ltd	2,776	72
Tata Motors Ltd *	120,041	138
Tech Mahindra Ltd	2,438	17
Titan Co Ltd	4,076	48
Vedanta Ltd	44,405	54
Welspun Corp Ltd	36,944	29

		4,670

Indonesia — 0.2%
Adaro Energy Tbk PT	2,302,800	173
Bank Negara Indonesia Persero Tbk PT	207,000	54
Bank Pembangunan Daerah Jawa Timur Tbk PT	805,100	27
Charoen Pokphand Indonesia Tbk PT	60,303	24
Gudang Garam Tbk PT	57,000	190

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Indofood Sukses Makmur Tbk PT	173,000	$68
Indosat Tbk PT *	488,200	68
Matahari Department Store Tbk PT	749,784	74
Media Nusantara Citra Tbk PT	1,099,000	64
Tower Bersama Infrastructure Tbk PT	228,673	17
Unilever Indonesia Tbk PT	107,484	57

		816

Ireland — 0.0%
Flutter Entertainment PLC	230	29

Israel — 0.0%
Bank Hapoalim BM	2,799	17
Bank Leumi Le-Israel BM	21,797	116
Mizrahi Tefahot Bank Ltd	1,328	26

		159

Italy — 1.0%
Assicurazioni Generali SpA *	16,837	234
Enel SpA	224,786	1,725
Hera SpA	41,200	158
Intesa Sanpaolo SpA	989,648	1,709
Poste Italiane SpA	4,440	39
Sesa SpA	172	10
UniCredit SpA	103,521	883

		4,758

Japan — 14.7%
Advantest Corp	3,962	196
AEON Investment Corp ‡	160	169
AGC Inc/Japan	18,300	518
Aichi Steel Corp	4,500	127
Aoyama Trading Co Ltd	28,000	213
Aozora Bank Ltd	12,100	225
ARTERIA Networks Corp	493	9
Asahi Group Holdings Ltd	67,167	2,530
Bandai Namco Holdings Inc	253	14
BayCurrent Consulting Inc	270	19
Canon Inc	6,300	130
Central Japan Railway Co	14,300	2,447
Chugai Pharmaceutical Co Ltd	3,029	447
Citizen Watch Co Ltd	179,100	640
CKD Corp	406	7
Cosel Co Ltd	12,800	111
Credit Saison Co Ltd	96,400	1,148
Cybozu Inc	506	13
Daibiru Corp	38,100	371
Daido Steel Co Ltd	3,600	123
Dai-ichi Life Holdings Inc	101,000	1,315
Daito Trust Construction Co Ltd	26,601	2,811
DCM Holdings Co Ltd	18,900	196
DIC Corp	7,300	191
East Japan Railway Co	27,500	2,157
Eizo Corp	9,100	340

4	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

World Select Equity Fund (Continued)

May 31, 2020

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Exedy Corp	19,200	$309
FANUC Corp	11,300	2,015
Fuji Media Holdings Inc	45,900	461
FUJIFILM Holdings Corp	2,700	125
Fujitsu Ltd	2,056	212
Furukawa Co Ltd	5,300	55
Fuso Chemical Co Ltd	420	16
Hachijuni Bank Ltd/The	36,500	135
Hiroshima Bank Ltd/The	45,900	215
Hitachi Ltd	2,600	83
Hokuetsu Corp	73,400	277
Honda Motor Co Ltd	94,100	2,432
Inpex Corp	4,200	29
IR Japan Holdings Ltd	133	12
ITOCHU Corp	5,700	122
Itochu Enex Co Ltd	27,200	218
Iyo Bank Ltd/The	18,300	104
J Front Retailing Co Ltd	31,200	265
Japan Airlines Co Ltd	14,200	279
Japan Lifeline Co Ltd	56,000	755
Japan Tobacco Inc	114,100	2,264
JFE Holdings Inc	114,800	844
JGC Holdings Corp	117,100	1,260
JM Holdings Co Ltd	221	6
Kajima Corp	91,800	1,041
Kandenko Co Ltd	16,100	147
KDDI Corp	28,900	841
Komatsu Ltd	33,200	672
Komeri Co Ltd	16,500	407
K’s Holdings Corp	73,100	936
Kuraray Co Ltd	45,900	482
Lasertec Corp	1,454	119
Life Corp	339	11
LIXIL VIVA Corp	477	11
Macnica Fuji Electronics Holdings Inc	958	15
Mazda Motor Corp	119,400	764
Mercari Inc *	600	18
Miraca Holdings Inc	18,300	426
Mitsubishi Corp	8,800	205
Mitsubishi Estate Co Ltd	126,500	2,011
Mitsubishi Heavy Industries Ltd	17,400	450
Mitsubishi UFJ Financial Group Inc	214,600	885
Mitsubishi UFJ Lease & Finance Co Ltd	88,800	434
Mizuho Financial Group Inc	262,900	328
NEC Networks & System Integration Corp	1,607	30
NH Foods Ltd	17,400	643
Nippon Express Co Ltd	7,200	370
Nippon Soda Co Ltd	4,800	133
Nippon Steel Corp	144,700	1,333
Nippon Telegraph & Telephone Corp	204,708	4,644
Nippon Television Holdings Inc	82,000	947
Nippon Yusen KK	75,900	1,094

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Nishi-Nippon Financial Holdings Inc	16,000	$110
Nissan Motor Co Ltd	183,600	683
Nitto Boseki Co Ltd	449	25
NOK Corp	60,700	777
Nomura Holdings Inc	499,500	2,146
Nomura Real Estate Holdings Inc	19,000	352
Nomura Research Institute Ltd	726	19
North Pacific Bank Ltd	50,900	96
NSK Ltd	17,400	127
NTT DOCOMO Inc	3,200	88
Obayashi Corp	55,100	510
Okuwa Co Ltd	587	8
Oracle Corp Japan	703	82
Organo Corp	133	7
ORIX Corp	14,000	186
Osaka Gas Co Ltd	43,600	871
Persol Holdings Co Ltd	113,500	1,501
San-Ai Oil Co Ltd	1,264	13
SBI Holdings Inc/Japan	700	15
Seiko Epson Corp	107,600	1,212
Seven & i Holdings Co Ltd	15,700	537
Shimachu Co Ltd	20,600	560
Shimizu Corp	8,400	71
Sumitomo Corp	2,900	35
Sumitomo Electric Industries Ltd	161,600	1,882
Sumitomo Mitsui Financial Group Inc	60,800	1,760
Sumitomo Mitsui Trust Holdings Inc	50,500	1,486
Sumitomo Rubber Industries Ltd	22,900	233
Takashimaya Co Ltd	45,000	432
Takeda Pharmaceutical Co Ltd	1,100	43
Teijin Ltd	18,100	296
Tocalo Co Ltd	1,359	13
Toho Holdings Co Ltd	35,300	705
Tokyo Ohka Kogyo Co Ltd	249	12
Toray Industries Inc	61,000	297
Torii Pharmaceutical Co Ltd	267	8
Toyota Motor Corp	2,600	163
UACJ Corp	3,700	68
United Arrows Ltd	6,100	105
Welcia Holdings Co Ltd	1,053	88
West Japan Railway Co	1,000	65
Xebio Holdings Co Ltd	37,000	320
Yamada Denki Co Ltd	313,100	1,523
Yamaha Motor Co Ltd	36,700	530
Yamato Holdings Co Ltd	74,000	1,638

		70,055

Luxembourg — 0.2%
Trinseo SA	50,730	1,044

Malaysia — 0.1%
AMMB Holdings Bhd	24,300	18
Carlsberg Brewery Malaysia Bhd	2,906	19

5	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

World Select Equity Fund (Continued)

May 31, 2020

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Hong Leong Bank Bhd	5,700	$18
MBM Resources BHD	17,100	12
MISC Bhd	10,100	19
Nestle Malaysia Bhd	1,074	34
Petronas Dagangan Bhd	4,500	24
RHB Bank Bhd	164,900	181
Tenaga Nasional Bhd	26,600	69

		394

Mexico — 0.2%
Alpek SAB de CV, Cl A	178,900	126
Banco del Bajio SA *	4,165	4
Grupo Financiero Banorte SAB de CV, Cl O	137,800	421
Kimberly-Clark de Mexico SAB de CV, Cl A	32,255	50
Nemak SAB de CV	77,400	17
Qualitas Controladora SAB de CV	57,824	233
Wal-Mart de Mexico SAB de CV	3,229	8

		859

Netherlands — 0.9%
Altice Europe NV *	3,336	13
ArcelorMittal SA	124,053	1,188
ASM International NV	336	39
CNH Industrial NV	156,317	961
Koninklijke Ahold Delhaize NV	23,138	587
NN Group NV	5,900	182
Royal Dutch Shell PLC, Cl A	71,112	1,122
Unilever NV	2,729	141

		4,233

New Zealand — 0.0%
Z Energy Ltd	47,600	83

Nigeria — 0.0%
Zenith Bank PLC	3,483,946	152

Norway — 0.1%
Austevoll Seafood ASA *	21,700	165
Europris ASA	3,090	13
Fjordkraft Holding ASA	1,539	13
Selvaag Bolig ASA	1,266	7
Telenor ASA	3,934	60

		258

Peru — 0.0%
Credicorp Ltd	99	14

Philippines — 0.1%
DMCI Holdings Inc	1,824,900	142
First Gen Corp *	39,400	16
First Philippine Holdings Corp	30,570	33
Globe Telecom Inc	3,607	163
LT Group Inc	219,978	34
PLDT Inc	11,113	280

		668

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)

Poland — 1.1%
Alior Bank SA *	29,642	$106
Bank Handlowy w Warszawie SA	37,721	348
Bank Polska Kasa Opieki SA	72,017	945
Budimex SA	220	12
CCC SA	33,703	407
Eurocash SA *	6,317	29
getBACK SA *	158,863	–
Globe Trade Centre SA *	60,626	102
Grupa Kety SA	3,398	288
Grupa Lotos SA	8,980	134
PLAY Communications SA	21,634	154
Powszechna Kasa Oszczednosci Bank Polski SA	232,641	1,296
Powszechny Zaklad Ubezpieczen SA	140,082	1,044
Stalexport Autostrady SA	217,207	157

		5,022

Portugal — 0.0%
EDP - Energias de Portugal SA	20,628	97

Qatar — 0.0%
Qatar Islamic Bank SAQ	5,333	23

Romania — 0.3%
BRD-Groupe Societe Generale SA	152,118	417
Fondul Proprietatea SA	2,100,069	598
OMV Petrom SA	6,779,528	536

		1,551

Russia — 0.9%
Detsky Mir PJSC	162,500	228
Gazprom PJSC	60,000	170
Gazprom PJSC ADR	2,853	16
Inter RAO UES PJSC	729,920	51
Lenta Plc GDR	8,409	18
Magnit PJSC	3,591	190
Magnitogorsk Iron & Steel Works PJSC	47,100	27
MMC Norilsk Nickel PJSC	5,264	1,647
Mobile TeleSystems PJSC ADR	2,193	19
Rosneft Oil Co PJSC GDR	40,000	208
Sberbank of Russia PJSC	218,000	619
Sberbank of Russia PJSC ADR	1,717	20
United Co RUSAL PLC	1,064,140	419
X5 Retail Group NV GDR	14,423	424

		4,056

Saudi Arabia — 0.2%
Abdullah Al Othaim Markets Co	2,731	83
Bank Al-Jazira	47,165	141
Etihad Etisalat Co *	76,655	531
Qassim Cement Co/The	3,739	49
Samba Financial Group	3,212	20

6	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

World Select Equity Fund (Continued)

May 31, 2020

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Saudia Dairy & Foodstuff Co	3,332	$146

		970

Singapore — 0.3%
Best World International Ltd	24,994	24
CapitaLand Mall Trust ‡	63,600	91
DBS Group Holdings Ltd	12,900	178
Flex Ltd *	90,600	880
Sheng Siong Group Ltd	14,441	16
Singapore Telecommunications Ltd	115,700	204
United Overseas Bank Ltd	7,700	106
Venture Corp Ltd	4,500	49

		1,548

Slovenia — 0.4%
Krka dd Novo mesto	8,705	771
Luka Koper	21,153	426
Telekom Slovenije DD	10,347	527

		1,724

South Africa — 0.3%
Anglo American Platinum Ltd	2,016	127
Astral Foods Ltd	1,028	9
Clicks Group Ltd	1,060	14
DataTec Ltd	50,707	74
Exxaro Resources Ltd	3,167	22
Impala Platinum Holdings Ltd	55,632	369
Investec Ltd	29,805	51
Mediclinic International PLC	24,761	83
Motus Holdings Ltd	48,644	76
MTN Group Ltd	5,532	17
Netcare Ltd	36,646	30
Northam Platinum Ltd *	6,460	40
Old Mutual Ltd	659,481	420
Sibanye Stillwater Ltd *	3,400	6
Truworths International Ltd	71,448	127

		1,465

South Korea — 2.5%
Aekyung Petrochemical Co Ltd	2,799	16
Avaco Co Ltd	12,329	82
Chongkundang Holdings Corp	2,916	281
CJ CheilJedang Corp	1,267	304
CKD Bio Corp	5,342	132
Coway Co Ltd	773	42
DHP Korea Co Ltd	6,232	38
DongKook Pharmaceutical Co Ltd	2,072	161
Hite Jinro Co Ltd	3,062	89
Huvitz Co Ltd	2,136	13
Hyundai Mobis Co Ltd	4,198	671
Hyundai Motor Co	3,425	271
iMarketKorea Inc	2,407	21
INTOPS Co Ltd	14,045	117
JB Financial Group Co Ltd	26,736	103

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Kakao Corp	127	$27
Kia Motors Corp	24,679	682
KIWOOM Securities Co Ltd	2,119	135
Korea Investment Holdings Co Ltd	385	16
Korea Zinc Co Ltd	61	19
KT Skylife Co Ltd	17,154	111
KT&G Corp	9,732	659
LG Electronics Inc	3,981	191
LG Innotek Co Ltd	308	37
MegaStudyEdu Co Ltd	1,409	45
NAVER Corp	464	85
Nice Information & Telecommunication Inc	3,867	90
POSCO ADR	17,606	650
Samsung Electronics Co Ltd	37,592	1,539
Samsung Electronics Co Ltd GDR	3,676	3,762
Samyang Foods Co Ltd	1,179	113
Shinhan Financial Group Co Ltd	1,254	30
SK Hynix Inc	10,985	723
SK Telecom Co Ltd	1,700	296
Tovis Co Ltd	21,617	120
Yuhan Corp	349	15

		11,686

Spain — 0.5%
Banco Santander SA	679,463	1,540
Ebro Foods SA	13,300	278
Endesa SA	7,200	171
Ferrovial SA	5,981	2
Industria de Diseno Textil SA	657	18
Pharma Mar SA *	3,350	23
Siemens Gamesa Renewable Energy SA *	1,391	23
Telefonica SA	10,526	50
Viscofan SA	873	58

		2,163

Sweden — 0.9%
Atlas Copco AB, Cl A	3,757	147
Autoliv Inc	13,000	814
Axfood AB	1,342	30
Evolution Gaming Group AB	2,157	127
Fortnox AB	838	23
Hennes & Mauritz AB, Cl B	8,078	122
Kinnevik AB	2,007	51
Mycronic AB *	1,467	26
Sandvik AB	68,576	1,135
Skanska AB, Cl B	6,964	139
SKF AB, Cl B	77,352	1,419
Swedish Match AB	4,220	293
Tele2 AB, Cl B	7,344	98

		4,424

Switzerland — 0.9%
Adecco Group AG	1,942	92
Chocoladefabriken Lindt & Spruengli AG	2	17

7	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

World Select Equity Fund (Continued)

May 31, 2020

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Credit Suisse Group AG *	136,948	$1,250
Kuehne + Nagel International AG	669	96
LEM Holding SA	22	31
Novartis AG	2,539	220
Partners Group Holding AG	242	200
Roche Holding AG	3,714	1,286
Swatch Group AG/The, Cl B	3,248	649
Swiss Life Holding AG	735	258

		4,099

Taiwan — 1.7%
Accton Technology Corp	8,818	71
Asustek Computer Inc	2,000	14
Basso Industry Corp	10,000	14
Cathay Financial Holding Co Ltd	31,000	41
Chailease Holding Co Ltd	13,000	50
Chicony Electronics Co Ltd	17,558	50
China Development Financial Holding Corp	75,000	23
Chunghwa Telecom Co Ltd	4,000	15
Eastech Holding Ltd	14,000	12
Eson Precision Ind Co Ltd	76,492	79
Fubon Financial Holding Co Ltd	543,000	767
Greatek Electronics Inc	22,000	33
Highwealth Construction Corp	10,000	15
Hon Hai Precision Industry Co Ltd	30,000	76
IEI Integration Corp	37,000	48
Innolux Corp, Cl A	213,000	44
International Games System Co Ltd	10,000	187
Kinsus Interconnect Technology	85,000	136
Lung Yen Life Service Corp *	10,000	19
momo.com Inc	8,066	153
Nan Ya Plastics Corp	8,000	17
Nang Kuang Pharmaceutical Co Ltd *	53,000	75
Novatek Microelectronics Corp	102,000	696
Pegatron Corp	88,027	189
Pixart Imaging Inc *	2,726	15
Pou Chen Corp	204,000	201
Powertech Technology Inc	5,000	16
Quanta Computer Inc	21,000	49
Realtek Semiconductor Corp	103,130	888
SCI Pharmtech Inc	76,100	350
SinoPac Financial Holdings Co Ltd	573,000	225
Taiwan Business Bank	487,000	172
Taiwan Cement Corp	15,000	21
Taiwan Semiconductor Manufacturing Co Ltd	196,999	1,916
TOPBI International Holdings Ltd	79,000	152
United Integrated Services Co Ltd	22,000	154
United Microelectronics Corp	1,523,000	784
Universal Vision Biotechnology Co Ltd	10,000	47
Walsin Lihwa Corp	210,000	97
Wistron Corp	44,483	42
Wiwynn Corp *	1,684	45

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Yuanta Financial Holding Co Ltd	476,000	$258

		8,256

Thailand — 0.1%
Bangkok Bank PCL	44,900	154
BTS Group Holdings PCL	42,000	16
Carabao Group PCL	4,788	14
Kiatnakin Bank PCL	109,100	146
Prima Marine PCL	395,300	83
PTT Exploration & Production PCL	7,500	20
Sansiri PCL	904,300	22
Srisawad Corp PCL	9,100	16
TPI Polene Power PCL	1,003,000	127

		598

Turkey — 0.4%
Arcelik AS	155,459	359
BIM Birlesik Magazalar AS	12,749	122
Coca-Cola Icecek AS	30,298	180
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	1,160,000	250
Enerjisa Enerji AS	5,986	7
Haci Omer Sabanci Holding AS	49,099	60
Koza Altin Isletmeleri AS *	1,047	11
Tupras Turkiye Petrol Rafinerileri AS	11,500	145
Turk Traktor ve Ziraat Makineleri AS	58,745	526

		1,660

United Arab Emirates — 0.1%
Dubai Islamic Bank PJSC	26,509	26
Emaar Development PJSC	139,859	74
Emaar Properties PJSC	584,985	398
First Abu Dhabi Bank PJSC	7,072	21

		519

United Kingdom — 4.1%
Ashmore Group PLC	8,225	43
AstraZeneca PLC	15,169	1,609
BAE Systems PLC	53,600	329
boohoo Group PLC *	14,686	70
BP PLC	465,445	1,759
British American Tobacco PLC	5,400	213
CNH Industrial NV	126,301	766
Coca-Cola HBC AG	2,156	54
Dart Group PLC	1,919	21
Dunelm Group PLC	3,665	48
Frasers Group PLC *	4,300	16
Frontier Developments PLC *	376	10
Future PLC	1,774	30
Games Workshop Group PLC	755	74
GlaxoSmithKline PLC	76,062	1,572
Globaltrans Investment PLC GDR	71,000	393
Greggs PLC	1,926	44
GVC Holdings PLC	3,345	33

8	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

World Select Equity Fund (Continued)

May 31, 2020

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Halyk Savings Bank of Kazakhstan JSC GDR *	22,265	$235
Imperial Brands PLC	17,690	321
Informa PLC	108,510	610
International Consolidated Airlines Group SA	149,472	422
International Personal Finance PLC	180,000	94
Kainos Group PLC	1,359	14
LSR Group PJSC GDR	17,618	29
M&G PLC	13,861	24
MD Medical Group Investments PLC GDR *	43,000	188
Meggitt PLC	177,721	609
Next PLC	38,927	2,341
Nova Ljubljanska Banka dd GDR	17,800	154
Pearson PLC	212,385	1,217
Persimmon PLC	263	7
Pets at Home Group Plc	2,121	6
Reckitt Benckiser Group PLC	2,539	227
Rightmove PLC	23,230	168
Rio Tinto PLC	34,407	1,835
Smiths Group PLC	53,074	857
Smurfit Kappa Group PLC	679	22
Softcat PLC	2,802	40
Spirent Communications PLC	10,034	31
Standard Life Aberdeen PLC	9,057	29
Stock Spirits Group PLC	126,680	380
Tate & Lyle PLC	33,300	277
Telecom Plus PLC	830	15
Unilever PLC	1,493	80
Vodafone Group PLC	547,450	900
Wm Morrison Supermarkets PLC	69,300	160
WPP PLC	126,123	954

		19,330

United States — 44.2%

Communication Services — 2.4%
Alphabet Inc, Cl A *	1,372	1,967
AMC Networks Inc, Cl A *	3,900	110
AT&T Inc	130,862	4,038
CenturyLink Inc	172,234	1,693
Comcast Corp, Cl A	15,900	629
Electronic Arts Inc *	217	27
EverQuote Inc, Cl A *	147	8
FactSet Research Systems Inc	2,637	811
Live Nation Entertainment Inc *	25	1
Stamps.com Inc *	354	70
Take-Two Interactive Software Inc *	1,291	176
Verizon Communications Inc	16,200	930
ViacomCBS Inc, Cl B	48,500	1,006
Zillow Group Inc, Cl C *	672	39

		11,505

Consumer Discretionary — 7.7%
Adient PLC *	74,450	1,266
Advance Auto Parts Inc	21,300	2,967

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Allison Transmission Holdings Inc, Cl A	8,000	$302
Amazon.com Inc *	372	908
AutoZone Inc *	4,360	5,005
Best Buy Co Inc	4,607	360
BMC Stock Holdings Inc *	1,407	37
Buckle Inc/The	619	9
Carnival Corp, Cl A	60,582	953
Chipotle Mexican Grill Inc, Cl A *	318	319
Crocs Inc *	601	17
Dana Inc	118,660	1,500
Darden Restaurants Inc	1,740	134
Domino’s Pizza Inc	125	48
DR Horton Inc	4,400	243
eBay Inc	7,433	338
Foot Locker Inc	30,140	835
Ford Motor Co	27,700	158
Gap Inc/The	64,930	578
Garmin Ltd	1,095	99
General Motors Co	69,554	1,800
Goodyear Tire & Rubber Co/The	137,970	1,050
Group 1 Automotive Inc	14,710	926
Hasbro Inc	1,726	127
Las Vegas Sands Corp	785	38
Lowe’s Cos Inc	25,584	3,335
M/I Homes Inc *	29,070	973
McDonald’s Corp	788	147
Newell Brands Inc	116,089	1,527
NIKE Inc, Cl B	11,928	1,176
NVR Inc *	61	196
O’Reilly Automotive Inc *	2,041	852
Perdoceo Education Corp *	1,001	16
PetMed Express Inc	496	18
PulteGroup Inc	3,905	133
Ralph Lauren Corp, Cl A	318	24
Rent-A-Center Inc/TX, Cl A	1,644	42
RH *	355	77
Royal Caribbean Cruises Ltd	1,601	83
Sleep Number Corp *	670	21
Sonic Automotive Inc, Cl A	30,004	788
Tapestry Inc	62,000	843
Target Corp	14,030	1,716
Taylor Morrison Home Corp, Cl A *	82,970	1,604
TJX Cos Inc/The	22,302	1,177
Tractor Supply Co	5,520	673
Vail Resorts Inc	312	62
VF Corp	928	52
Whirlpool Corp	9,677	1,179
Winnebago Industries Inc	604	33
World Fuel Services Corp	1,435	37
WW International Inc *	956	23
Wynn Resorts Ltd	417	35

		36,859

9	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

World Select Equity Fund (Continued)

May 31, 2020

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)

Consumer Staples — 2.9%
Altria Group Inc	7,900	$308
Archer-Daniels-Midland Co	8,851	348
Boston Beer Co Inc/The, Cl A *	74	42
Colgate-Palmolive Co	12,077	874
Conagra Brands Inc	68,188	2,372
CoStar Group Inc *	159	104
Dairy Farm International Holdings Ltd	3,400	14
elf Beauty Inc *	427	7
General Mills Inc	10,035	633
Hain Celestial Group Inc/The *	1,023	32
Hershey Co/The	692	94
JM Smucker Co/The	4,300	490
Kellogg Co	7,664	501
Kimberly-Clark Corp	3,453	488
Kraft Heinz Co/The	9,837	300
Kroger Co/The	95,954	3,130
Monster Beverage Corp *	1,004	72
PepsiCo Inc	11,351	1,493
Performance Food Group Co *	1,535	41
Procter & Gamble Co/The	3,544	411
Rite Aid Corp *	914	12
SpartanNash Co	839	18
Sysco Corp	16,858	930
Tyson Foods Inc, Cl A	3,100	191
Walgreens Boots Alliance Inc	4,377	188
Walmart Inc	6,442	799

		13,892

Energy — 1.4%
Baker Hughes Co, Cl A	101,900	1,682
Geopark Ltd	3,600	31
HollyFrontier Corp	25,560	804
Murphy Oil Corp	102,700	1,227
Murphy USA Inc *	613	71
Noble Energy Inc	139,000	1,214
PBF Energy Inc, Cl A	100,370	1,066
Phillips 66	2,700	211
Renewable Energy Group Inc *	744	21
Valero Energy Corp	4,343	289
Williams Cos Inc/The	856	18

		6,634

Financials — 8.8%
Aflac Inc	116,101	4,234
Allstate Corp/The	5,400	528
Ally Financial Inc	147,580	2,574
American Express Co	32,041	3,046
American Financial Group Inc/OH	2,500	151
American International Group Inc	54,500	1,638
Annaly Capital Management Inc ‡	24,700	152
Artisan Partners Asset Management Inc, Cl A	1,112	32
Axis Capital Holdings Ltd	4,400	165

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Bank of America Corp	83,500	$2,014
Berkshire Hathaway Inc, Cl B *	2,800	520
Blackstone Group Inc/The, Cl A	5,045	286
CME Group Inc, Cl A	5,991	1,094
Cohen & Steers Inc	517	33
E *TRADE Financial Corp	47,300	2,154
Equitable Holdings Inc	128,398	2,454
Everest Re Group Ltd	1,000	198
Federated Hermes Inc, Cl B	2,072	46
Fidelity National Financial Inc	1,347	43
Gentex Corp	96,729	2,558
Goldman Sachs Group Inc/The	16,560	3,254
Hartford Financial Services Group Inc/The	4,700	180
Investors Bancorp Inc	23,800	207
JPMorgan Chase & Co	2,400	234
Lincoln National Corp	37,000	1,403
Moody’s Corp	9,853	2,635
MSCI Inc, Cl A	5,179	1,703
PRA Group Inc *	806	27
Progressive Corp/The	37,739	2,932
S&P Global Inc	1,499	487
Starwood Property Trust Inc ‡	8,500	113
Synchrony Financial	6,058	123
T Rowe Price Group Inc	2,528	306
TopBuild Corp *	683	78
Travelers Cos Inc/The	1,800	193
US Bancorp	82,182	2,922
Victory Capital Holdings Inc, Cl A	422	7
Wells Fargo & Co	47,200	1,249

		41,973

Health Care — 6.2%
AbbVie Inc	5,941	551
Align Technology Inc *	228	56
Amedisys Inc *	288	55
AmerisourceBergen Corp, Cl A	34,700	3,308
Amgen Inc	2,200	505
Becton Dickinson and Co	6,122	1,512
Biogen Inc *	371	114
BioMarin Pharmaceutical Inc *	194	21
Bristol-Myers Squibb Co	22,735	1,358
Cardinal Health Inc	4,026	220
Chemed Corp	363	174
CVS Health Corp	47,500	3,115
DaVita Inc *	1,839	149
DexCom Inc *	779	295
Eli Lilly and Co	20,346	3,112
Gilead Sciences Inc	3,900	304
HCA Healthcare Inc	1,200	128
Humana Inc	33	13
IDEXX Laboratories Inc *	948	293
Johnson & Johnson	15,434	2,296
Karyopharm Therapeutics Inc *	972	18

10	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

World Select Equity Fund (Continued)

May 31, 2020

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
McKesson Corp	2,474	$393
Medpace Holdings Inc *	538	50
Merck & Co Inc	49,744	4,015
Mettler-Toledo International Inc *	1,089	866
Mylan NV *	2,063	35
National Research Corp, Cl A	130	7
Pfizer Inc	13,700	523
Quidel Corp *	619	108
ResMed Inc	2,336	376
Seattle Genetics Inc *	93	14
UnitedHealth Group Inc	15,728	4,795
USANA Health Sciences Inc *	304	26
Varian Medical Systems Inc *	6,336	769
Vertex Pharmaceuticals Inc *	515	148
Zoetis Inc, Cl A	130	18

		29,740

Industrials — 4.9%
3M Co	1,291	202
AAON Inc	772	42
AAR Corp	11,290	228
Advanced Drainage Systems Inc	967	43
Alaska Air Group Inc	14,700	503
Atlas Air Worldwide Holdings Inc *	57,190	2,234
Brady Corp, Cl A	1,154	59
Builders FirstSource Inc *	2,436	51
Carrier Global Corp *	29,537	605
Cintas Corp	222	55
Copart Inc *	2,851	255
Fastenal Co	4,938	204
Fluor Corp	97,630	1,134
FTI Consulting Inc *	779	94
Generac Holdings Inc *	1,459	162
General Dynamics Corp	1,700	250
Graco Inc	19,424	936
Greenbrier Cos Inc/The	36,750	780
HD Supply Holdings Inc *	4,800	152
Howmet Aerospace Inc	10,420	136
Johnson Controls International plc	3,946	124
Lockheed Martin Corp	750	291
Manitowoc Co Inc/The *	91,750	858
Meritor Inc *	67,830	1,382
Middleby Corp/The *	7,865	536
Nielsen Holdings PLC	5,211	72
Northrop Grumman Corp	500	168
Old Dominion Freight Line Inc	394	67
Otis Worldwide Corp	13,428	707
Parker-Hannifin Corp	20,989	3,777
Raytheon Technologies Corp	4,903	316
Robert Half International Inc	20,171	1,023
Saia Inc *	520	56
Snap-on Inc	118	15
Spartan Motors Inc	675	12

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Stanley Black & Decker Inc	7,500	$941
TransDigm Group Inc	344	146
Union Pacific Corp	20,694	3,515
United Parcel Service Inc, Cl B	3,440	343
Wabash National Corp	83,370	796
WW Grainger Inc	815	252

		23,522

Information Technology — 6.7%
Accenture PLC, Cl A	177	36
Advanced Micro Devices Inc *	7,349	395
Akamai Technologies Inc *	498	53
Amdocs Ltd	8,700	542
Amkor Technology Inc *	2,059	22
Analog Devices Inc	9,950	1,124
Apple Inc	4,185	1,331
Broadcom Inc	170	49
CACI International Inc, Cl A *	1,568	393
Cadence Design Systems Inc *	2,649	242
Cardtronics PLC *	796	19
CDK Global Inc	3,600	141
CDW Corp/DE	335	37
Ciena Corp *	1,140	63
Cisco Systems Inc	30,665	1,466
Citrix Systems Inc	144	21
Cognizant Technology Solutions Corp, Cl A	4,100	217
Corning Inc	8,474	193
Dell Technologies Inc, Cl C *	20,340	1,010
DocuSign Inc, Cl A *	547	76
DXC Technology Co	123,330	1,753
Enphase Energy Inc *	1,903	111
Fair Isaac Corp *	550	221
Fortinet Inc *	334	46
Glu Mobile Inc *	2,038	20
HP Inc	23,724	359
Intel Corp	72,649	4,572
International Business Machines Corp	31,985	3,995
Intuit Inc	1,423	413
Juniper Networks Inc	7,700	187
Keysight Technologies Inc *	2,062	223
KLA Corp	194	34
Lam Research Corp	919	251
Lattice Semiconductor Corp *	2,631	65
Leidos Holdings Inc	3,007	317
Mastercard Inc, Cl A	7,154	2,153
Maxim Integrated Products Inc	904	52
Microsoft Corp	12,503	2,291
NetApp Inc	1,279	57
NortonLifeLock Inc	8,732	199
Okta Inc, Cl A *	146	29
Oracle Corp	39,681	2,134
Palo Alto Networks Inc *	349	82
Paycom Software Inc *	70	21

11	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

World Select Equity Fund (Continued)

May 31, 2020

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Perficient Inc *	670	$23
QUALCOMM Inc	37,086	3,000
RingCentral Inc, Cl A *	296	81
Seagate Technology PLC	8,217	436
Snap Inc, Cl A *	1,307	25
SolarEdge Technologies Inc *	183	26
Splunk Inc *	835	155
Synaptics Inc *	555	35
Tech Data Corp *	459	63
Teradyne Inc	3,556	238
TTEC Holdings Inc	376	16
Twilio Inc, Cl A *	266	53
VeriSign Inc *	788	173
Western Digital Corp	205	9
Western Union Co/The	23,633	473
Xilinx Inc	193	18

		31,839

Materials — 2.3%
AdvanSix Inc *	82,730	980
Commercial Metals Co	2,347	40
Dow Inc	953	37
Ecolab Inc	4,184	889
Huntsman Corp	72,780	1,321
Linde PLC	5,249	1,062
Nucor Corp	22,300	942
Packaging Corp of America	24,008	2,435
Reliance Steel & Aluminum Co	12,342	1,197
Scotts Miracle-Gro Co/The, Cl A	389	56
Sealed Air Corp	6,400	205
Sherwin-Williams Co/The	2,676	1,589
Silgan Holdings Inc	6,400	214

		10,967

Real Estate — 0.3%
Brandywine Realty Trust ‡	10,000	96
Brixmor Property Group Inc ‡	77,500	865
Medical Properties Trust Inc ‡	2,377	43
Mid-America Apartment Communities Inc ‡	168	20
National Health Investors Inc ‡	1,500	83
VEREIT Inc ‡	14,000	77

		1,184

Utilities — 0.5%
Edison International	2,882	168
Entergy Corp	4,797	488
Evergy Inc	3,000	185
Exelon Corp	14,800	567
FirstEnergy Corp	7,308	309
Public Service Enterprise Group Inc	7,100	362
Sempra Energy	857	108

		2,187

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)

Vietnam — 0.0%
Digiworld Corp	29,590	$34

Total Common Stock (Cost $460,881) ($ Thousands)		437,470

PREFERRED STOCK — 0.3%

Brazil — 0.1%
Banco do Estado do Rio Grande do Sul SA (A)	210,001	490

Germany — 0.0%
Draegerwerk AG & Co KGaA *	148	12

Russia — 0.2%
Bashneft PJSC (A)	7,092	143
Surgutneftegas PJSC (A)	1,275,728	639

		782

Total Preferred Stock (Cost $1,735) ($ Thousands)		1,284

	Number of Rights

RIGHTS — 0.0%

Brazil — 0.0%
Natura & Co Holding SA, Expires 06/17/2020	1	—

United States — 0.0%
Liberty Media Corp-Liberty SiriusXM, Expires 06/10/2020	144	2

Total Rights (Cost $—) ($ Thousands)		2

	Shares

CASH EQUIVALENT — 0.8%
SEI Daily Income Trust, Government Fund, Cl F
0.090% **†	3,966,317	3,966

Total Cash Equivalent (Cost $3,966) ($ Thousands)		3,966

Total Investments in Securities — 93.0% (Cost $466,582) ($ Thousands)		$442,722

	Contracts

PURCHASED OPTION * — 0.0%
Total Purchased Option (B) (Cost $68) ($ Thousands)	12,440,095	$92

12	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

World Select Equity Fund (Continued)

May 31, 2020

A list of the open centrally cleared options contracts held by the Fund at May 31, 2020, is as follows:

Description	Number of Contracts	Notional Amount (Thousands)	Exercise Price	Expiration Date	Value (Thousands)
PURCHASED OPTION — 0.0%
Call Options
June 2020, NZD Call JPY Put *	12,440,095	$92	$66.30	6/2/2020	$92

Total Purchased Option		$92			$92

A list of the open futures contracts held by the Fund at May 31, 2020, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Euro STOXX 50	151	Jun-2020	$4,981	$5,116	$70
FTSE 100 Index	24	Jun-2020	1,806	1,798	(17)
Hang Seng Index	24	Jul-2020	3,513	3,525	10
MSCI Emerging Markets	(473)	Jun-2020	(20,426)	(22,063)	(1,637)
MSCI Singapore Index	55	Jul-2020	1,111	1,121	1
OMX Stockholm 30	60	Jun-2020	963	1,037	42
S&P 500 Index E-MINI	365	Jun-2020	48,962	55,517	6,555
S&P TSX 60 Index	64	Jun-2020	7,743	8,480	656
SPI 200 Index	59	Jun-2020	4,642	5,629	608
TOPIX Index	(220)	Jun-2020	(28,258)	(31,836)	(3,775)

			$25,037	$28,324	$2,513

A list of the open forward foreign currency contracts held by the Fund at May 31, 2020, is as follows:

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Brown Brothers Harriman	06/25/20	USD	451	NZD	737	$5
Brown Brothers Harriman	06/25/20	USD	25	NZD	40	—
Brown Brothers Harriman	06/25/20	NZD	6	USD	3	—
Brown Brothers Harriman	06/25/20	NZD	488	USD	299	(3)
Brown Brothers Harriman	06/25/20	USD	772	NOK	7,695	20
Brown Brothers Harriman	06/25/20	USD	2	NOK	17	—
Brown Brothers Harriman	06/25/20	SGD	979	USD	691	(2)
Brown Brothers Harriman	06/25/20	USD	1,843	SGD	2,613	6
Brown Brothers Harriman	06/25/20	NOK	322	USD	33	—
Brown Brothers Harriman	06/25/20	NOK	2,002	USD	201	(5)
Brown Brothers Harriman	06/25/20	USD	3,204	DKK	21,817	54
Brown Brothers Harriman	06/25/20	AUD	70	USD	47	—
Brown Brothers Harriman	06/25/20	AUD	3,634	USD	2,391	(21)
Brown Brothers Harriman	06/25/20	USD	4,256	SEK	40,967	96
Brown Brothers Harriman	06/25/20	CHF	6,114	USD	6,310	(60)
Brown Brothers Harriman	06/25/20	DKK	8,306	USD	1,222	(19)
Brown Brothers Harriman	06/25/20	USD	8,610	AUD	13,106	87
Brown Brothers Harriman	06/25/20	USD	527	AUD	792	(2)
Brown Brothers Harriman	06/25/20	CAD	224	USD	163	1
Brown Brothers Harriman	06/25/20	CAD	9,101	USD	6,533	(53)
Brown Brothers Harriman	06/25/20	USD	13,912	CAD	19,390	119
Brown Brothers Harriman	06/25/20	USD	569	CAD	783	(2)
Brown Brothers Harriman	06/25/20	USD	16,390	CHF	15,899	177

13	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

World Select Equity Fund (Continued)

May 31, 2020

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Brown Brothers Harriman	06/25/20	GBP	1,510	USD	1,867	$—
Brown Brothers Harriman	06/25/20	GBP	15,600	USD	19,057	(228)
Brown Brothers Harriman	06/25/20	USD	23,292	GBP	19,059	268
Brown Brothers Harriman	06/25/20	USD	606	GBP	490	—
Brown Brothers Harriman	06/25/20	SEK	30,891	USD	3,212	(70)
Brown Brothers Harriman	06/25/20	USD	37,916	JPY	4,087,693	43
Brown Brothers Harriman	06/25/20	USD	7,672	JPY	825,321	(8)
Brown Brothers Harriman	06/25/20	EUR	46,540	USD	51,016	(772)
Brown Brothers Harriman	06/25/20	USD	46,682	EUR	42,612	734
Brown Brothers Harriman	06/25/20	JPY	234,269	USD	2,177	2
Brown Brothers Harriman	06/25/20	JPY	8,973,370	USD	83,233	(95)
Brown Brothers Harriman	06/26/20	USD	5,904	HKD	45,824	5
Brown Brothers Harriman	06/26/20	HKD	6,330	USD	816	(1)

						$276

Percentages are based on Net Assets of $476,296 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2020.

†	Investment in Affiliated Security (see Note 6).

‡	Real Estate Investment Trust.

(A)	There is currently no rate available.

(B)	Refer to table below for details on Options Contracts.

ADR — American Depositary Receipt

AUD — Australian Dollar

CAD — Canadian Dollar

CHF — Swiss Franc

Cl — Class

DKK — Danish Krone

EUR — Euro

FTSE — Financial Times and Stock Exchange

GBP — British Pound Sterling

GDR — Global Depositary Receipt

HKD — Hong Kong Dollar

JPY — Japanese Yen

JSC — Joint-Stock Company

Ltd. — Limited

MSCI — Morgan Stanley Capital International

NOK — Norwegian Krone

NZD — New Zealand Dollar

OMX — Offset Market Exchange

PJSC — Public Joint-Stock Company

PLC — Public Limited Company

S&P — Standard & Poor’s

SGD — Singapore Dollar

SEK — Swedish Krona

SPI — Share Price Index

TOPIX — Tokyo Price Index

TSX — Toronto Stock Exchange

USD — United States Dollar

The following is a list of the level of inputs used as of May 31, 2020, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	422,215	15,255	—	437,470
Preferred Stock	1,141	143	—	1,284
Rights	2	—	—	2
Cash Equivalent	3,966	—	—	3,966

Total Investments in Securities	427,324	15,398	—	442,722

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Purchased Options	92	—	—	92
Futures Contracts *
Unrealized Appreciation	7,942	—	—	7,942
Unrealized Depreciation	(5,429)	—	—	(5,429)
Forwards Contracts *
Unrealized Appreciation	—	1,617	—	1,617
Unrealized Depreciation	—	(1,341)	—	(1,341)

Total Other Financial Instruments	2,605	276	—	2,881

*	Futures contracts and forwards contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended May 31, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended May 31, 2020 ($ Thousands):

Security Description	Value 5/31/2019	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/(Depreciation)	Value 5/31/2020	Shares	Income	Capital Gains
SEI Daily Income Trust, Government Fund, Cl F	$13,998	$206,482	$(216,514)	$—	$—	$3,966	3,966,317	$141	$—

14	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

World Select Equity Fund (Concluded)

May 31, 2020

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

15	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

Emerging Markets Equity Fund

May 31, 2020

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 92.9%

Argentina — 1.5%
Cablevision Holding SA GDR	76,426	$265
Corp America Airports SA *	266,076	652
Globant SA *	24,949	3,498
Grupo Financiero Galicia SA ADR *	93,627	750
Grupo Supervielle SA ADR	279,898	552
IRSA Propiedades Comerciales SA ADR	1,698	10
MercadoLibre Inc *	11,413	9,720

		15,447

Austria — 0.1%
IMMOFINANZ *	33,962	636

Bangladesh — 0.3%
BRAC Bank Ltd *(A)	5,607,501	2,103
GrameenPhone Ltd (A)	143,460	403
Square Pharmaceuticals Ltd (A)	514,486	1,044

		3,550

Brazil — 3.6%
Ambev SA	529,600	1,217
Banco do Brasil SA	505,454	2,830
Banco Santander Brasil SA	275,000	1,275
CCR SA	325,100	883
Cia Brasileira de Distribuicao	105,510	1,204
Cia de Saneamento Basico do Estado de Sao Paulo	67,700	673
Cosan SA *	138,100	1,632
CPFL Energia *	146,800	863
Cyrela Brazil Realty SA Empreendimentos e Participacoes	188,800	586
Engie Brasil Energia SA	37,000	288
Gerdau SA ADR	342,527	856
Hapvida Participacoes e Investimentos SA	233,300	2,374
Hypera SA	149,900	900
JBS SA	785,100	3,173
Locaweb Servicos de Internet *	141,348	670
Lojas Renner SA	278,260	1,973
Minerva SA/Brazil *	248,768	603
Movida Participacoes SA	372,407	775
Notre Dame Intermedica Participacoes SA	266,800	3,070
Petrobras Distribuidora	140,600	565
Petroleo Brasileiro ADR, Cl A	135,100	1,019
Porto Seguro SA	71,305	610
Qualicorp Consultoria e Corretora de Seguros SA	134,500	594
Sul America SA	160,100	1,318
Telefonica Brasil SA ADR	153,500	1,346
TOTVS SA	234,094	867
Vale SA ADR, Cl B	327,552	3,197
Via Varejo SA *	120,600	275
YDUQS Part	167,600	879

		36,515

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)

Canada — 0.5%
Dundee Precious Metals Inc	231,450	$1,254
First Quantum Minerals Ltd	329,908	1,926
Gran Tierra Energy Inc *	1,180,670	295
Parex Resources Inc *	107,490	1,204

		4,679

Chile — 0.7%
Enel Chile	12,052,165	898
Parque Arauco SA	205,192	344
Plaza SA	136,870	190
SMU SA	4,073,721	683
Sociedad Quimica y Minera de Chile SA ADR	139,176	3,392
Vina Concha y Toro SA	877,180	1,253

		6,760

China — 14.0%
Alibaba Group Holding Ltd ADR *	155,781	32,307
Autobio Diagnostics Co Ltd, Cl A *	120,284	2,457
Baidu Inc ADR *	29,100	3,101
By-health Co Ltd, Cl A	733,800	1,922
Changzhou Xingyu Automotive Lighting Systems, Cl A *	56,500	861
China Communications Construction Co Ltd, Cl H	1,656,000	1,053
China Construction Bank Corp, Cl H	20,569,000	16,161
China International Travel Service Corp Ltd, Cl A	261,067	3,699
China Medical System Holdings Ltd	1,421,000	1,619
China Mobile Ltd	316,000	2,206
China Mobile Ltd ADR	75,609	2,658
China Petroleum & Chemical Corp ADR	15,920	757
China Petroleum & Chemical Corp, Cl H	3,846,000	1,781
China Railway Construction Corp Ltd, Cl H	1,261,000	1,127
Chongqing Fuling Zhacai Group, Cl A	115,500	585
Chongqing Zhifei Biological Products Co Ltd, Cl A	241,500	2,832
Country Garden Holdings Co Ltd	1,282,000	1,585
Daqin Railway Co Ltd, Cl A	971,045	927
Dongfeng Motor Group Co Ltd, Cl H	1,220,000	765
Focus Media Information Technology, Cl A	1,142,600	790
Focus Media Information Technology Co Ltd, Cl A	689,200	476
Fosun International Ltd	1,121,500	1,440
Hangzhou Robam Appliances Co Ltd, Cl A	409,684	1,951
HLA, Cl A *	1,274,400	1,086
Huaxin Cement, Cl A *	178,700	621
Inner Mongolia Yili Industrial Group Co Ltd, Cl A *	518,073	2,063
JD.com Inc ADR *	103,700	5,634
Kweichow Moutai Co Ltd, Cl A	24,875	4,757
Momo Inc ADR	57,700	1,120
NetEase Inc ADR	20,975	8,031

1	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

Emerging Markets Equity Fund (Continued)

May 31, 2020

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
New Oriental Education & Technology Group Inc ADR *	26,665	$3,199
Ping An Insurance Group Co of China Ltd, Cl A	50,600	501
Ping An Insurance Group Co of China Ltd, Cl H	1,082,000	10,679
Shenzhou International Group Holdings Ltd	410,000	4,874
Sinopharm Group Co Ltd, Cl H	1,202,800	2,958
Skshu Paint, Cl A *	52,646	856
Vipshop Holdings Ltd ADR *	120,000	2,081
Wuhu Sanqi Interactive Entertainment Network Technology Group Co Ltd, Cl A	523,300	2,490
Wuliangye Yibin, Cl A	168,715	3,499
Zhejiang Expressway Co Ltd, Cl H	3,470,000	2,440
Zhejiang Weixing New Building Materials, Cl A	652,700	1,093

		141,042

Colombia — 0.3%
Bancolombia SA ADR, Cl R	43,650	1,129
Canacol Energy Ltd	430,406	1,247
CEMEX Latam Holdings SA *	443,998	186
Corp Financiera Colombiana SA *	679	5
Grupo Nutresa SA	108,440	647

		3,214

Czech Republic — 0.1%
Moneta Money Bank	353,106	782

Egypt — 0.5%
Cleopatra Hospital *	2,000,000	640
Commercial International Bank Egypt SAE	548,749	2,170
Commercial International Bank Egypt SAE GDR	86,231	330
Credit Agricole Egypt SAE	559,780	882
Egyptian Financial Group-Hermes Holding Co	578,660	392
Palm Hills Developments SAE *	14,824,649	1,007

		5,421

Germany — 0.2%
Delivery Hero SE *	23,010	2,206

Ghana — 0.0%
Scancom PLC	1,623,950	154

Greece — 0.6%
JUMBO SA	94,665	1,718
Motor Oil Hellas Corinth Refineries SA	55,464	925
National Bank of Greece SA *	1,334,437	1,795
OPAP SA	162,028	1,514

		5,952

Hong Kong — 12.5%
Agile Group Holdings Ltd	618,000	635
Agricultural Bank of China Ltd, Cl H	6,185,000	2,498
AIA Group Ltd	838,840	6,802

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Anhui Conch Cement Co Ltd, Cl H	1,104,000	$8,268
ANTA Sports Products Ltd	252,758	2,253
BAIC Motor Corp Ltd, Cl H	4,681,500	1,885
Bank of China Ltd, Cl H	11,749,000	4,290
Beijing Enterprises Holdings Ltd	639,500	2,124
Bosideng International Holdings Ltd	2,724,000	699
China Education Group Holdings	766,000	1,324
China Lesso Group Holdings Ltd	917,000	1,107
China Mengniu Dairy Co Ltd	853,000	3,048
China Overseas Grand Oceans Group Ltd	2,565,000	1,363
China Overseas Property Holdings Ltd	1,865,000	2,110
China Yongda Automobiles Services Holdings	1,110,000	1,149
China Yuhua Education	2,190,000	2,136
CITIC Ltd	520,000	494
CNOOC Ltd	4,926,000	5,485
Geely Automobile Holdings Ltd	763,000	1,044
Industrial & Commercial Bank of China Ltd, Cl H	11,835,000	7,634
Kingboard Laminates Holdings Ltd	1,274,500	1,110
KWG Group Holdings Ltd	1,673,000	2,335
Lenovo Group Ltd	1,736,000	943
Livzon Pharmaceutical Group, Cl H	319,400	1,284
Logan Property Holdings Co Ltd	2,534,000	3,773
Lonking Holdings Ltd	3,937,000	1,326
Luye Pharma Group Ltd	787,000	393
Nissin Foods Co Ltd	1,652,000	1,371
Sany Heavy Equipment International Holdings	2,317,000	1,127
Shandong Weigao Group Medical Polymer, Cl H	916,000	1,602
Shanghai Pharmaceuticals Holding Co Ltd, Cl H	545,800	863
Shenzhen Expressway, Cl H	924,000	935
Shimao Property Holdings Ltd	554,000	2,302
Sinotruk Hong Kong Ltd	569,500	1,383
SITC International Holdings Co Ltd	1,202,000	1,135
Sunac China Holdings Ltd	315,000	1,319
Techtronic Industries Co Ltd	377,000	3,244
Tencent Holdings Ltd	535,281	28,342
TravelSky Technology Ltd, Cl H	1,630,000	3,272
Vinda International Holdings	627,000	1,905
WuXi AppTec Co Ltd, Cl H	428,820	4,537
Zhongsheng Group Holdings Ltd	945,000	4,852

		125,701

Hungary — 0.5%
Magyar Telekom Telecommunications PLC *	387,640	489
OTP Bank Nyrt	14,490	483
Richter Gedeon Nyrt	178,146	3,896

		4,868

India — 7.0%
Asian Paints Ltd	70,260	1,564

2	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

Emerging Markets Equity Fund (Continued)

May 31, 2020

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Aurobindo Pharma Ltd	131,298	$1,295
Avenue Supermarts, Cl A *	69,035	2,072
Bata India Ltd	66,710	1,169
Crompton Greaves Consumer Electricals Ltd	416,205	1,235
Divi’s Laboratories	118,620	3,749
Dixon Technologies India	17,822	1,149
Dr Lal PathLabs	71,869	1,457
Dr Reddy’s Laboratories Ltd	36,039	1,940
Godrej Properties Ltd *	90,054	820
HCL Technologies Ltd	249,673	1,817
HDFC Bank Ltd ADR	143,162	5,988
Hero MotoCorp Ltd	36,725	1,147
Hindalco Industries Ltd	811,564	1,490
Hindustan Unilever Ltd	212,903	5,793
ICICI Bank Ltd ADR	248,881	2,165
Info Edge India Ltd	44,852	1,592
Infosys ADR	259,900	2,365
Infosys Ltd	307,592	2,811
Ipca Laboratories Ltd	112,406	2,222
ITC Ltd *	2,417,145	6,308
Jubilant Foodworks Ltd	48,556	1,064
Larsen & Toubro Ltd	37,022	456
Multi Commodity Exchange of India Ltd	64,213	1,128
Power Grid Corp of India Ltd	219,912	458
REC Ltd	684,348	802
Reliance Industries Ltd	237,059	4,591
State Bank of India *	390,140	832
Tata Consultancy Services Ltd	51,855	1,353
UPL Ltd *	358,015	1,922
Varun Beverages Ltd	132,159	1,104
WNS Holdings Ltd ADR *	112,936	5,459
Zee Entertainment Enterprises	516,660	1,254

		70,571

Indonesia — 1.5%
Ace Hardware Indonesia Tbk PT *	11,419,200	1,215
Bank Central Asia Tbk PT	1,851,200	3,288
Bank Negara Indonesia Persero Tbk PT	1,302,000	342
Bank Rakyat Indonesia Persero	5,681,900	1,147
Link Net Tbk PT *	1,632,500	269
Malindo Feedmill Tbk PT	3,961,500	137
Matahari Department Store Tbk PT	1,558,800	155
Media Nusantara Citra Tbk PT	5,650,200	329
Medikaloka Hermina Tbk PT *	11,480,000	2,475
Merdeka Copper Gold *	11,676,000	1,039
Pakuwon Jati Tbk PT	63,452,684	1,572
Pan Brothers Tbk PT	3,957,400	72
Tiga Pilar Sejahtera Food Tbk *	6,565,800	75
Ultrajaya Milk Industry & Trading Co Tbk PT	31,400,000	3,267

		15,382

Ivory Coast — 0.1%
Sonatel SA	32,578	745

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)

Kenya — 0.6%
ARM Cement Ltd *	10	$—
East African Breweries Ltd	1,191,844	1,808
Equity Group Holdings PLC/Kenya	7,653,143	2,526
Safaricom PLC	5,706,820	1,525

		5,859

Kuwait — 0.8%
Mobile Telecommunications Co KSC	1,022,933	1,752
National Bank of Kuwait SAKP	2,397,461	6,026

		7,778

Malaysia — 0.6%
Malayan Banking Bhd	901,069	1,554
RHB Bank Bhd	1,804,300	1,980
Serba Dinamik Holdings Bhd	2,472,550	916
Top Glove Corp Bhd	388,000	1,187

		5,637

Mauritius — 0.0%
MCB Group Ltd	100,910	584

Mexico — 2.1%
Arca Continental SAB de CV	99,800	447
Bolsa Mexicana de Valores	424,900	821
Fibra Uno Administracion ‡	372,600	286
Genomma Lab Internacional SAB de CV, Cl B *	1,792,134	1,655
Gruma SAB de CV, Cl B	30,940	307
Grupo Aeroportuario del Centro Norte SAB de CV, Cl B *	431,849	1,906
Grupo Aeroportuario del Sureste SAB de CV ADR	18,631	1,931
Grupo Aeroportuario del Sureste SAB de CV, Cl B	27,585	287
Grupo Financiero Banorte SAB de CV, Cl O	643,461	1,964
Grupo Mexico SAB de CV, Ser B	595,200	1,285
Industrias Penoles	44,260	419
Infraestructura Energetica Nova	77,500	221
Inmobiliaria Vesta	763,100	1,045
Kimberly-Clark de Mexico SAB de CV, Cl A	448,200	699
Promotora y Operadora de Infraestructura *	158,649	1,201
Qualitas Controladora SAB de CV	162,300	653
Regional SAB de CV	346,173	967
Wal-Mart de Mexico SAB de CV	1,960,500	4,917

		21,011

Morocco — 0.3%
Attijariwafa Bank	18,750	662
Label Vie	4,956	1,490
Societe d’Exploitation des Ports	38,140	730

		2,882

Nigeria — 0.4%
SEPLAT Petroleum Development Co Plc	734,571	905

3	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

Emerging Markets Equity Fund (Continued)

May 31, 2020

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Zenith Bank PLC	63,514,510	$2,777

		3,682

Oman — 0.0%
Bank Muscat SAOG	367,181	330

Pakistan — 0.2%
United Bank Ltd/Pakistan	3,224,955	1,904

Panama — 0.1%
Copa Holdings SA, Cl A	28,129	1,234

Peru — 1.1%
Alicorp SAA *	512,528	1,164
Cementos Pacasmayo SAA	531,678	735
Credicorp Ltd	57,596	7,938
Ferreycorp SAA	1,298,960	544
InRetail Peru Corp	11,790	362

		10,743

Philippines — 2.7%
AllHome *	17,413,000	1,844
Alliance Global Group Inc *	7,105,210	842
Ayala Corp	303,969	4,489
Ayala Land Inc	3,760,900	2,377
Bank of the Philippine Islands	1,531,460	2,006
BDO Unibank Inc	1,103,724	2,189
Cebu Air Inc	670,040	477
East West Banking Corp *	2,254,500	271
Emperador Inc	5,808,500	899
Globe Telecom	26,270	1,191
Jollibee Foods	416,000	893
Puregold Price Club Inc	1,438,303	1,307
Robinsons Land Corp	11,904,032	3,476
Robinsons Retail Holdings Inc	1,824,690	2,440
Security Bank Corp	93,130	150
Universal Robina	344,390	891
Wilcon Depot Inc	5,100,300	1,532

		27,274

Poland — 0.7%
Asseco Poland	31,520	575
Bank Polska Kasa Opieki SA	38,344	503
Dino Polska SA *	30,282	1,381
Grupa Lotos SA	33,885	504
Kernel Holding SA	152,020	1,566
Polski Koncern Naftowy ORLEN SA	39,004	650
Powszechny Zaklad Ubezpieczen SA	198,328	1,478

		6,657

Qatar — 0.1%
Qatar National Bank QPSC	135,844	660
Qatar Navigation QSC	178,580	284

		944

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)

Romania — 0.2%
Banca Transilvania SA	4,060,245	$1,903
BRD-Groupe Societe Generale SA	151,840	417

		2,320

Russia — 4.0%
Gazprom PJSC ADR	722,254	4,012
LUKOIL PJSC ADR	117,093	8,747
Mail.Ru Group GDR *	97,090	1,747
MMC Norilsk Nickel PJSC ADR	138,101	4,341
Mobile TeleSystems PJSC ADR	236,051	2,098
Moscow Exchange MICEX-RTS PJSC *	1,769,690	2,863
QIWI plc ADR	35,381	493
Sberbank of Russia PJSC ADR	615,166	6,995
X5 Retail Group NV GDR	24,445	718
Yandex NV, Cl A *	197,184	7,933

		39,947

Saudi Arabia — 0.5%
Al Rajhi Bank	101,179	1,510
Mobile Telecommunications Saudi Arabia *	409,741	1,176
Saudi Arabian Fertilizer	53,797	1,085
Saudi Telecom	60,310	1,612

		5,383

Singapore — 0.3%
First Resources Ltd	1,352,670	1,302
Thai Beverage PCL	2,975,570	1,326

		2,628

South Africa — 1.9%
Absa Group Ltd	133,836	616
AngloGold Ashanti Ltd ADR	35,572	874
Bidvest Group Ltd/The	32,894	283
Capitec Bank Holdings Ltd	37,645	1,806
Clicks Group Ltd	160,513	2,119
Dis-Chemical Pharmacies	367,840	386
Exxaro Resources Ltd	97,774	687
Impala Platinum Holdings Ltd	117,285	779
Mr Price Group	275,351	2,030
Naspers Ltd, Cl N	19,397	3,068
Ninety One *	163,888	405
Northam Platinum Ltd *	148,307	922
Old Mutual	1,177,643	750
RMB Holdings Ltd	457,942	1,376
Sibanye Stillwater Ltd *	659,773	1,212
SPAR Group Ltd/The	42,515	422
Standard Bank Group Ltd	280,092	1,614
Woolworths Holdings	166,081	273

		19,622

South Korea — 8.6%
BGF retail	9,200	1,240
CJ ENM	37,416	3,656
D&C Media *	27,582	569

4	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

Emerging Markets Equity Fund (Continued)

May 31, 2020

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Daelim Industrial	15,828	$1,180
DB HiTek	31,875	736
Doosan Fuel Cell *	30,572	369
Douzone Bizon Co Ltd	65,947	6,390
Duk San Neolux Co Ltd *	73,488	1,890
Ecopro	41,999	827
F&F	8,126	653
Fila Holdings	6,859	213
GS Holdings	60,648	1,846
Hana Financial Group Inc	111,087	2,669
Hanwha Corp	38,929	632
Hugel Inc *	4,583	1,367
Hyundai Department Store Co Ltd	10,002	517
Hyundai Marine & Fire Insurance Co Ltd	29,585	579
Iljin Materials Co Ltd	30,820	1,161
Kangwon Land Inc	59,186	1,156
KB Financial Group Inc	119,370	3,277
Kia Motors Corp	79,939	2,211
Koh Young Technology Inc	33,725	2,541
LG Corp	56,938	2,901
LG Electronics Inc	18,109	867
MegaStudyEdu Co Ltd	36,565	1,156
NAVER Corp	7,494	1,368
NCSoft Corp	10,347	6,600
NICE Information Service	56,719	833
POSCO	9,623	1,407
POSCO ADR	36,724	1,356
Samsung Electronics Co Ltd	594,548	24,340
SK Hynix Inc	55,830	3,674
SK Telecom Co Ltd	19,261	3,359
SKCKOLONPI	35,633	906
Webcash	12,728	579
WONIK IPS Co Ltd	56,583	1,485

		86,510

Sri Lanka — 0.2%
Commercial Bank of Ceylon PLC	446,443	151
Hatton National Bank PLC	590,120	322
Hemas Holdings PLC	716,430	239
John Keells Holdings PLC	1,938,965	1,146

		1,858

Taiwan — 11.7%
Accton Technology Corp	707,000	5,687
Advanced Ceramic X *	65,000	677
Airtac International Group	159,000	2,727
Asia Cement Corp	2,610,000	3,786
ASMedia Technology Inc	69,000	2,608
ASPEED Technology Inc	34,000	1,755
Catcher Technology Co Ltd	349,000	2,534
Chailease Holding Co Ltd	1,035,047	4,016
Chicony Power Technology Co Ltd	408,000	911
Chief Telecom *	80,000	1,088

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Delta Electronics Inc	367,000	$1,687
Elan Microelectronics Corp	316,000	1,052
FLEXium Interconnect Inc	248,000	896
Fubon Financial Holding Co Ltd	3,015,000	4,258
Hiwin Technologies Corp	131,000	1,337
Hon Hai Precision Industry Co Ltd	1,313,912	3,317
Kaori Heat Treatment *	285,000	701
Kindom Development	970,000	953
King Yuan Electronics	899,000	901
King’s Town Bank Co Ltd	657,000	680
Largan Precision	13,000	1,660
Lite-On Technology Corp	926,862	1,485
Macronix International	1,094,000	1,170
MediaTek Inc	222,357	3,429
Merida Industry Co Ltd	267,000	1,600
Micro-Star International Co Ltd	533,000	1,793
momo.com	73,000	1,386
Nan Liu Enterprise	89,000	723
Novatek Microelectronics Corp	279,000	1,905
Parade Technologies Ltd	80,000	2,291
Pegatron Corp	705,000	1,515
Powertech Technology Inc	1,167,000	3,770
Poya International	19,000	366
Realtek Semiconductor Corp	223,000	1,920
Silergy Corp	121,947	6,580
Sitronix Technology Corp	111,000	562
TaiDoc Technology *	121,000	1,181
Taiwan Semiconductor Manufacturing Co Ltd	844,000	8,208
Taiwan Semiconductor Manufacturing Co Ltd ADR	540,447	27,201
Tong Hsing Electronic Industries Ltd	295,000	1,302
Unimicron Technology Corp	582,000	777
United Microelectronics Corp	2,488,000	1,280
Universal Microwave Technology Inc	2	—
Universal Vision Biotechnology	104,000	492
Voltronic Power Technology	57,000	1,454
Win Semiconductors	113,000	967
Yuanta Financial Holding Co Ltd	3,485,000	1,886

		118,474

Thailand — 2.9%
Advanced Info Service PCL	412,400	2,496
Airports of Thailand	1,065,600	2,077
Bangkok Dusit Medical Services PCL, Cl F	3,399,500	2,404
Central Retail	445,633	539
Charoen Pokphand Foods PCL	2,096,600	2,076
Com7 PCL	1,245,600	960
CP ALL PCL	1,536,000	3,404
Home Product Center PCL	12,288,445	5,717
Mega Lifesciences	560,900	604
Minor International PCL NVDR	2,665,857	1,559
PTT PCL	1,298,400	1,449
Srisawad Corp PCL	588,630	1,055

5	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

Emerging Markets Equity Fund (Continued)

May 31, 2020

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Thanachart Capital PCL	662,498	$760
Tisco Financial Group PCL	541,600	1,277
TOA Paint Thailand PCL	2,976,900	3,299

		29,676

Turkey — 0.8%
Ford Otomotiv Sanayi AS	49,486	449
MLP Saglik Hizmetleri AS, Cl B *	564,281	1,384
Soda Sanayii	823,909	681
Sok Marketler Ticaret *	498,283	854
Tekfen Holding *	279,120	573
Turkcell Iletisim Hizmetleri AS	1,430,150	2,969
Ulker Biskuvi Sanayi *	286,390	991

		7,901

United Arab Emirates — 1.0%
Aldar Properties PJSC	6,663,767	3,139
DP World	46,986	740
Dubai Islamic Bank PJSC	2,377,511	2,301
Emaar Development PJSC	5,237,801	2,770
Emaar Properties PJSC	2,434,882	1,656

		10,606

United Kingdom — 3.7%
ADES International Holding PLC *	40,990	410
Avast PLC	167,612	1,042
Bank of Georgia Group	12,460	143
Energean Oil & Gas PLC *	122,815	818
Georgia Capital *	10,196	58
Halyk Savings Bank of Kazakhstan JSC GDR *	580,735	6,122
Hochschild Mining	484,558	1,199
KAZ Minerals PLC	400,318	2,344
MHP SE GDR	81,450	489
NAC Kazatomprom JSC GDR	356,840	5,210
Network International Holdings PLC	1,007,812	5,789
Nova Ljubljanska Banka dd GDR *	256,982	2,224
Polymetal International PLC	27,388	551
Polyus PJSC GDR	9,749	806
SEPLAT Petroleum Development Co Plc	294,006	208
TBC Bank Group PLC	14,830	152
TCS Group Holding GDR	41,382	718
Tullow Oil PLC	1,090,179	301
Vivo Energy PLC	4,204,849	3,998
Wizz Air Holdings *	120,184	4,873

		37,455

United States — 1.2%
EPAM Systems Inc *	19,145	4,416
Intercorp Financial Services Inc	113,097	2,803
Livent Corp *	146,607	988
Southern Copper Corp	19,014	690
XP, Cl A *	45,253	1,374
Yum China Holdings Inc	46,500	2,155

		12,426

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)

Vietnam — 2.2%
Binh Minh Plastics JSC	295,980	$607
FPT Corp	670,203	1,380
Gemadept	487,470	410
Ho Chi Minh City Development Joint Stock Commercial Bank *	1,889,350	1,964
Hoa Phat Group JSC *	1,761,435	2,073
Military Commercial Joint Stock Bank *	5,679,699	4,196
Refrigeration Electrical Engineering Corp	61,290	82
Vietnam Dairy Products JSC	923,314	4,561
Vietnam Prosperity JSC Bank *	1,987,341	1,993
Vietnam Technological & Commercial Joint Stock Bank *	2,493,570	2,217
Vincom Retail JSC *	2,186,159	2,582
Vinhomes JSC	181,607	598

		22,663

Total Common Stock (Cost $896,981) ($ Thousands)		937,613

	Number of Warrants
WARRANTS — 1.4%

India — 0.1%
Voltas, Expires 05/28/2020 *	159,533	1,006

Luxembourg — 0.2%
Emirates NBD PJSC, Expires 01/03/2022 *	833,488	1,937

Thailand — 0.0%
Minor International PCL, Expires 09/30/2021 *	159,221	9
Minor International PCL, Expires 09/30/2021 *	40,200	2

		11

United States — 1.0%
FPT Corp, Expires 03/31/2021 *	2,586,533	5,274
Shandong Pharmaceutical Glass Co Ltd, Expires 02/19/2020 *	732,732	4,715

		9,989

Vietnam — 0.1%
Mobile World Investment, Expires 03/31/2021 *	370,086	1,331

6	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

Emerging Markets Equity Fund (Continued)

May 31, 2020

Description	Number of Warrants	Market Value ($ Thousands)
WARRANTS (continued)
Total Warrants (Cost $9,670) ($ Thousands)		$14,274

	Shares
PREFERRED STOCK — 1.2%

Brazil — 0.6%
Banco Bradesco SA (B)	264,015	916
Centrais Eletricas Brasileiras SA *(B)	68,900	390
Cia Energetica de Minas Gerais (B)	103,200	203
Cia Paranaense de Energia (B)	75,700	890
Itausa - Investimentos Itau SA (B)	1,742,917	2,859
Lojas Americanas (B)	45,300	235
Petroleo Brasileiro SA (B)	228,200	837

		6,330

Chile — 0.1%
Embotelladora Andina (B)	215,173	514

Colombia — 0.3%
Banco Davivienda SA (B)	413,304	2,727

South Korea — 0.2%
LG Household & Health Care (B)	824	476
Samsung Electronics Co Ltd (B)	54,209	1,875

		2,351

Total Preferred Stock (Cost $14,009) ($ Thousands)		11,922

EXCHANGE TRADED FUND — 0.2%

United States — 0.2%
iShares Core MSCI Emerging Markets	37,250	1,678

Total Exchange Traded Fund (Cost $1,514) ($ Thousands)		1,678

	Number of Rights
RIGHTS — 0.0%

India — 0.0%
Reliance Industries Ltd *‡‡	15,803	46

Total Rights (Cost $—) ($ Thousands)		46

Description	Shares	Market Value ($ Thousands)
CASH EQUIVALENT — 1.8%
SEI Daily Income Trust, Government Fund, Cl F
0.090% **†	18,307,221	$18,307

Total Cash Equivalent (Cost $18,307) ($ Thousands)		18,307

Total Investments in Securities — 97.5% (Cost $940,481) ($ Thousands)		$983,840

7	SEI Institutional Investments Trust / Annual Report / May 31, 2020

SCHEDULE OF INVESTMENTS

Emerging Markets Equity Fund (Concluded)

May 31, 2020

A list of the open futures contracts held by the Fund at May 31, 2020, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Thousands)
MSCI Emerging Markets	440	Jun-2020	$20,237	$20,524	$287

Percentages are based on Net Assets of $1,008,763 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2020.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 6).

‡‡	Expiration date not available.

(A)	Level 3 security in accordance with fair value hierarchy.

(B)	There is currently no rate available.

ADR — American Depositary Receipt

Cl — Class

GDR — Global Depositary Receipt

JSC — Joint-Stock Company

Ltd. — Limited

MSCI — Morgan Stanley Capital International

NVDR — Non-Voting Depositary Receipt

PCL — Public Company Limited

PJSC — Public Joint-Stock Company

PLC — Public Limited Company

Ser — Series

The following is a list of the level of inputs used as of November 30, 2019, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands).

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)(1)	Total ($)
Common Stock	758,552	175,511	3,550	937,613
Warrants	11,926	2,348	—	14,274
Preferred Stock	11,446	476	—	11,922
Exchange Traded Fund	1,678	—	—	1,678
Rights	46	—	—	46
Cash Equivalent	18,307	—	—	18,307

Total Investments in Securities	801,955	178,335	3,550	983,840

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts *
Unrealized Appreciation	287	—	—	287

Total Other Financial Instruments	287	—	—	287

(1)	A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

*	Futures contracts are valued at the unrealized appreciation on the instrument.

For the year ended May 31, 2020, there were transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The following is a summary the of Fund’s transactions with affiliates for the year ended May 31, 2020 ($ Thousands).

Security Description	Value 5/31/2019	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 5/31/2020	Shares	Dividend Income	Capital Gains
SEI Daily Income Trust, Government Fund, Cl F	$51,118	$256,626	$(289,437)	$—	$—	$18,307	18,307,221	$468	$—

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

8	SEI Institutional Investments Trust / Annual Report / May 31, 2020

CONSOLIDATED SCHEDULE OF INVESTMENTS

Dynamic Asset Allocation Fund

May 31, 2020

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 89.4%

Communication Services — 9.8%
Activision Blizzard Inc	47,100	$3,390
Alphabet Inc, Cl A *	18,245	26,155
Alphabet Inc, Cl C *	18,222	26,038
AT&T Inc	444,519	13,718
CenturyLink Inc	61,715	607
Charter Communications Inc, Cl A *	9,500	5,168
Comcast Corp, Cl A	276,200	10,937
Discovery Inc, Cl A *	9,900	215
Discovery Inc, Cl C *	20,419	400
DISH Network Corp, Cl A *	16,101	510
Electronic Arts Inc *	17,700	2,175
Facebook Inc, Cl A *	146,500	32,976
Fox Corp	32,066	931
Interpublic Group of Cos Inc/The	23,400	400
Live Nation Entertainment Inc *	8,400	413
Netflix Inc *	26,700	11,207
News Corp	8,900	109
News Corp, Cl A	24,400	299
Omnicom Group Inc	13,500	740
Take-Two Interactive Software Inc *	7,000	953
T-Mobile US Inc *	23,300	2,331
Twitter Inc *	47,300	1,465
Verizon Communications Inc	251,700	14,442
ViacomCBS Inc, Cl B	33,040	685
Walt Disney Co/The *	109,677	12,865

		169,129

Consumer Discretionary — 9.4%
Advance Auto Parts Inc	4,200	585
Amazon.com Inc *	25,400	62,036
Aptiv PLC *	15,300	1,153
AutoZone Inc *	1,400	1,607
Best Buy Co Inc	14,100	1,101
Booking Holdings Inc *	2,500	4,099
BorgWarner Inc	13,000	418
CarMax Inc *	10,100	889
Carnival Corp, Cl A *	28,200	444
Chipotle Mexican Grill Inc, Cl A *	1,500	1,506
Darden Restaurants Inc *	8,000	615
Dollar General Corp	15,600	2,988
Dollar Tree Inc *	14,284	1,398
Domino’s Pizza Inc	2,400	926
DR Horton Inc	20,200	1,117
eBay Inc	46,200	2,104
Expedia Group Inc *	8,800	699
Ford Motor Co *	236,900	1,353
Gap Inc/The	15,000	133
Garmin Ltd	8,900	802
General Motors Co *	76,000	1,967
Genuine Parts Co	8,951	747
H&R Block Inc	11,400	194
Hanesbrands Inc	21,500	212

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Harley-Davidson Inc	9,700	$207
Hasbro Inc	7,600	559
Hilton Worldwide Holdings Inc *	17,300	1,372
Home Depot Inc/The	66,432	16,507
Kohl’s Corp *	10,700	206
L Brands Inc *	14,700	238
Las Vegas Sands Corp *	20,300	973
Leggett & Platt Inc	8,600	263
Lennar Corp, Cl A	17,300	1,046
LKQ Corp *	18,700	513
Lowe’s Cos Inc	46,569	6,070
Marriott International Inc/MD, Cl A *	16,520	1,462
McDonald’s Corp	45,800	8,533
MGM Resorts International	31,300	538
Mohawk Industries Inc *	3,528	329
Newell Brands Inc	22,799	300
NIKE Inc, Cl B	75,700	7,462
Nordstrom Inc *	7,500	121
Norwegian Cruise Line Holdings Ltd *	14,500	227
NVR Inc *	210	677
O’Reilly Automotive Inc *	4,600	1,919
PulteGroup Inc	15,500	527
PVH Corp *	4,900	223
Ralph Lauren Corp, Cl A *	3,300	249
Ross Stores Inc *	21,900	2,123
Royal Caribbean Cruises Ltd *	10,500	545
Starbucks Corp	71,700	5,592
Tapestry Inc *	16,400	223
Target Corp	30,700	3,756
Tiffany & Co	6,700	858
TJX Cos Inc/The *	74,300	3,920
Tractor Supply Co	7,300	891
Ulta Beauty Inc *	3,500	854
Under Armour Inc, Cl A *	13,300	116
Under Armour Inc, Cl C *	13,436	106
VF Corp	19,724	1,106
Whirlpool Corp	3,700	451
Wynn Resorts Ltd *	5,900	491
Yum! Brands Inc	18,500	1,660

		162,306

Consumer Staples — 6.4%
Altria Group Inc	113,400	4,428
Archer-Daniels-Midland Co	33,800	1,329
Brown-Forman Corp, Cl B	11,325	747
Campbell Soup Co	10,400	530
Church & Dwight Co Inc	14,700	1,103
Clorox Co/The	7,700	1,588
Coca-Cola Co/The	234,600	10,951
Colgate-Palmolive Co	52,500	3,797
Conagra Brands Inc	30,200	1,051
Constellation Brands Inc, Cl A	10,200	1,761
Costco Wholesale Corp	26,900	8,298

1	SEI Institutional Investments Trust / Annual Report / May 31, 2020

CONSOLIDATED SCHEDULE OF INVESTMENTS

Dynamic Asset Allocation Fund (Continued)

May 31, 2020

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Coty Inc, Cl A *	18,650	$68
Estee Lauder Cos Inc/The, Cl A *	13,600	2,686
General Mills Inc	36,900	2,326
Hershey Co/The	8,900	1,208
Hormel Foods Corp	17,300	845
JM Smucker Co/The	7,082	807
Kellogg Co	15,500	1,013
Kimberly-Clark Corp	21,000	2,970
Kraft Heinz Co/The	38,566	1,175
Kroger Co/The	48,400	1,579
Lamb Weston Holdings Inc	9,000	541
McCormick & Co Inc/MD	7,400	1,296
Molson Coors Beverage Co, Cl B *	11,500	437
Mondelez International Inc, Cl A	87,400	4,555
Monster Beverage Corp *	23,420	1,684
PepsiCo Inc	84,862	11,164
Philip Morris International Inc	94,600	6,940
Procter & Gamble Co/The	151,736	17,589
Sysco Corp	31,100	1,715
Tyson Foods Inc, Cl A	17,700	1,087
Walgreens Boots Alliance Inc	45,300	1,945
Walmart Inc	86,265	10,702

		109,915

Energy — 2.6%
Apache Corp	22,200	240
Baker Hughes Co, Cl A	39,700	655
Cabot Oil & Gas Corp, Cl A	24,600	488
Chevron Corp	115,000	10,545
Concho Resources Inc	12,600	687
ConocoPhillips	67,200	2,835
Devon Energy Corp	21,600	233
Diamondback Energy Inc	9,700	413
EOG Resources Inc	35,500	1,809
Exxon Mobil Corp	257,400	11,704
Halliburton Co	52,000	611
Hess Corp	15,500	736
HollyFrontier Corp	8,800	277
Kinder Morgan Inc	117,677	1,859
Marathon Oil Corp *	47,100	252
Marathon Petroleum Corp	40,111	1,410
National Oilwell Varco Inc *	24,300	303
Noble Energy Inc	28,400	248
Occidental Petroleum Corp	54,928	711
ONEOK Inc	25,300	928
Phillips 66	26,900	2,105
Pioneer Natural Resources Co	10,300	944
Schlumberger Ltd	84,437	1,560
TechnipFMC PLC	28,500	211
Valero Energy Corp	25,100	1,673

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Williams Cos Inc/The	73,100	$1,493

		44,930

Financials — 9.3%
Aflac Inc	44,800	1,634
Allstate Corp/The	19,600	1,917
American Express Co	40,700	3,869
American International Group Inc	53,000	1,593
Ameriprise Financial Inc	7,800	1,093
Aon PLC, Cl A	14,300	2,816
Arthur J Gallagher & Co	11,600	1,094
Assurant Inc	3,700	380
Bank of America Corp	492,500	11,879
Bank of New York Mellon Corp/The	50,700	1,884
Berkshire Hathaway Inc, Cl B *	119,100	22,103
BlackRock Inc, Cl A	9,241	4,885
Capital One Financial Corp	28,700	1,953
Cboe Global Markets Inc	6,800	724
Charles Schwab Corp/The	69,900	2,510
Chubb Ltd	27,726	3,381
Cincinnati Financial Corp	9,400	554
Citigroup Inc	132,700	6,358
Citizens Financial Group Inc	26,700	643
CME Group Inc, Cl A	21,700	3,962
Comerica Inc	8,700	316
Discover Financial Services	19,400	922
E*TRADE Financial Corp	13,900	633
Everest Re Group Ltd	2,500	496
Fifth Third Bancorp	43,800	849
First Republic Bank/CA	10,100	1,092
Franklin Resources Inc	17,500	330
Globe Life Inc	6,100	470
Goldman Sachs Group Inc/The	19,300	3,792
Hartford Financial Services Group Inc/The	22,450	860
Huntington Bancshares Inc/OH	65,000	578
Intercontinental Exchange Inc	33,745	3,282
Invesco Ltd	24,400	194
JPMorgan Chase & Co	190,900	18,577
KeyCorp	61,399	728
Lincoln National Corp	12,000	455
Loews Corp	16,100	535
M&T Bank Corp	8,221	869
MarketAxess Holdings Inc	2,300	1,170
Marsh & McLennan Cos Inc	30,900	3,273
MetLife Inc	47,700	1,718
Moody’s Corp	9,847	2,633
Morgan Stanley	71,300	3,152
MSCI Inc, Cl A	5,200	1,710
Nasdaq Inc	7,100	841
Northern Trust Corp	13,200	1,043
People’s United Financial Inc	28,500	326
PNC Financial Services Group Inc/The	26,800	3,056
Principal Financial Group Inc	15,800	610

2	SEI Institutional Investments Trust / Annual Report / May 31, 2020

CONSOLIDATED SCHEDULE OF INVESTMENTS

Dynamic Asset Allocation Fund (Continued)

May 31, 2020

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Progressive Corp/The	35,800	$2,781
Prudential Financial Inc	24,500	1,493
Raymond James Financial Inc	7,600	527
Regions Financial Corp	59,300	671
S&P Global Inc	14,800	4,810
SVB Financial Group *	3,200	687
Synchrony Financial	34,711	707
T Rowe Price Group Inc	14,400	1,741
Travelers Cos Inc/The	15,700	1,680
Truist Financial Corp	82,082	3,019
Unum Group	13,500	204
US Bancorp	87,100	3,097
Wells Fargo & Co	233,900	6,191
Willis Towers Watson PLC	7,895	1,602
WR Berkley Corp	8,900	516
Zions Bancorp NA	10,700	352

		159,820

Health Care — 13.6%
Abbott Laboratories	107,539	10,208
AbbVie Inc	107,253	9,939
ABIOMED Inc *	2,800	627
Agilent Technologies Inc	18,900	1,666
Alexion Pharmaceuticals Inc *	13,500	1,619
Align Technology Inc *	4,400	1,081
AmerisourceBergen Corp, Cl A	9,361	892
Amgen Inc	36,100	8,292
Anthem Inc	15,400	4,529
Baxter International Inc	30,938	2,785
Becton Dickinson and Co	18,037	4,454
Biogen Inc *	10,900	3,347
Boston Scientific Corp *	84,500	3,210
Bristol-Myers Squibb Co	142,500	8,510
Cardinal Health Inc	18,200	995
Centene Corp *	35,630	2,360
Cerner Corp	19,100	1,392
Cigna Corp	22,681	4,475
Cooper Cos Inc/The	3,000	951
CVS Health Corp	79,043	5,183
Danaher Corp	38,200	6,365
DaVita Inc *	5,500	445
DENTSPLY SIRONA Inc	13,700	637
DexCom Inc *	5,600	2,119
Edwards Lifesciences Corp *	12,800	2,876
Eli Lilly and Co	51,367	7,857
Gilead Sciences Inc	76,856	5,982
HCA Healthcare Inc *	16,200	1,732
Henry Schein Inc *	9,000	546
Hologic Inc *	16,000	848
Humana Inc	8,000	3,285
IDEXX Laboratories Inc *	5,300	1,637
Illumina Inc *	8,900	3,231
Incyte Corp *	11,100	1,131

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Intuitive Surgical Inc *	7,000	$4,060
IQVIA Holdings Inc *	11,100	1,660
Johnson & Johnson	160,200	23,830
Laboratory Corp of America Holdings *	5,854	1,026
McKesson Corp	9,936	1,577
Medtronic PLC	81,455	8,030
Merck & Co Inc	154,900	12,504
Mettler-Toledo International Inc *	1,500	1,193
Mylan NV *	31,800	543
PerkinElmer Inc	6,900	693
Perrigo Co PLC	8,600	471
Pfizer Inc	336,696	12,858
Quest Diagnostics Inc	8,300	982
Regeneron Pharmaceuticals Inc *	6,100	3,738
ResMed Inc	8,700	1,399
STERIS PLC	5,200	863
Stryker Corp	19,500	3,817
Teleflex Inc	2,800	1,016
Thermo Fisher Scientific Inc	24,400	8,520
UnitedHealth Group Inc	57,700	17,590
Universal Health Services Inc, Cl B *	4,900	517
Varian Medical Systems Inc *	5,600	680
Vertex Pharmaceuticals Inc *	15,600	4,492
Waters Corp *	4,000	799
West Pharmaceutical Services Inc	4,600	994
Zimmer Biomet Holdings Inc	12,500	1,579
Zoetis Inc, Cl A	29,167	4,066

		234,703

Industrials — 7.1%
3M Co	34,900	5,460
Alaska Air Group Inc *	7,100	243
Allegion plc	5,733	572
American Airlines Group Inc *	23,700	249
AMETEK Inc	13,800	1,266
AO Smith Corp	8,200	390
Boeing Co/The *	32,500	4,740
Carrier Global Corp *	48,679	996
Caterpillar Inc	33,500	4,024
CH Robinson Worldwide Inc	8,400	682
Cintas Corp	5,100	1,265
Copart Inc *	12,700	1,135
CSX Corp	47,700	3,414
Cummins Inc	9,200	1,560
Deere & Co	19,300	2,936
Delta Air Lines Inc *	35,800	903
Dover Corp	9,000	875
Eaton Corp PLC	25,001	2,123
Emerson Electric Co	36,900	2,252
Equifax Inc	7,500	1,152
Expeditors International of Washington Inc	10,200	779
Fastenal Co	34,900	1,440
FedEx Corp	14,549	1,900

3	SEI Institutional Investments Trust / Annual Report / May 31, 2020

CONSOLIDATED SCHEDULE OF INVESTMENTS

Dynamic Asset Allocation Fund (Continued)

May 31, 2020

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Flowserve Corp	8,400	$219
Fortive Corp	17,724	1,081
Fortune Brands Home & Security Inc	8,800	536
General Dynamics Corp	14,200	2,085
General Electric Co	535,392	3,518
Honeywell International Inc	43,400	6,330
Howmet Aerospace Inc *	25,166	329
Huntington Ingalls Industries Inc	2,500	500
IDEX Corp	4,700	749
IHS Markit Ltd	24,500	1,702
Illinois Tool Works Inc	17,856	3,079
Ingersoll Rand Inc *	21,230	599
Jacobs Engineering Group Inc	8,400	706
JB Hunt Transport Services Inc	5,200	622
Johnson Controls International plc	47,003	1,476
Kansas City Southern	6,000	903
L3Harris Technologies Inc	13,510	2,695
Lockheed Martin Corp	15,124	5,875
Masco Corp	17,500	816
Nielsen Holdings PLC	21,100	293
Norfolk Southern Corp	16,000	2,853
Northrop Grumman Corp	9,500	3,184
Old Dominion Freight Line Inc	5,700	975
Otis Worldwide Corp	24,689	1,300
PACCAR Inc	21,100	1,558
Parker-Hannifin Corp	7,700	1,386
Pentair PLC	10,546	413
Quanta Services Inc	9,000	332
Raytheon Technologies Corp	89,171	5,753
Republic Services Inc, Cl A	12,700	1,085
Robert Half International Inc	7,000	355
Rockwell Automation Inc	7,000	1,513
Rollins Inc	8,550	357
Roper Technologies Inc	6,400	2,520
Snap-on Inc	3,300	428
Southwest Airlines Co *	29,800	957
Stanley Black & Decker Inc	9,400	1,179
Textron Inc	13,900	430
Trane Technologies PLC	14,400	1,299
TransDigm Group Inc *	3,000	1,274
Union Pacific Corp	42,200	7,168
United Airlines Holdings Inc *	13,300	373
United Parcel Service Inc, Cl B	42,500	4,238
United Rentals Inc *	4,600	639
Verisk Analytics Inc, Cl A	10,000	1,727
Waste Management Inc	23,900	2,551
Westinghouse Air Brake Technologies Corp	11,172	682
WW Grainger Inc	2,700	836
Xylem Inc/NY	11,100	736

		122,570

Information Technology — 23.4%
Accenture PLC, Cl A	38,600	7,783

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Adobe Inc *	29,400	$11,366
Advanced Micro Devices Inc *	71,700	3,857
Akamai Technologies Inc *	9,700	1,026
Alliance Data Systems Corp	2,300	107
Amphenol Corp, Cl A	18,100	1,748
Analog Devices Inc	22,536	2,545
ANSYS Inc *	5,200	1,472
Apple Inc	254,400	80,884
Applied Materials Inc	56,600	3,180
Arista Networks Inc *	3,400	794
Autodesk Inc *	13,500	2,840
Automatic Data Processing Inc	26,500	3,882
Broadcom Inc	24,093	7,018
Broadridge Financial Solutions Inc	7,100	860
Cadence Design Systems Inc *	16,900	1,543
CDW Corp/DE	8,900	987
Cisco Systems Inc	258,100	12,342
Citrix Systems Inc	6,900	1,022
Cognizant Technology Solutions Corp, Cl A	33,100	1,754
Corning Inc	47,800	1,089
DXC Technology Co *	15,238	217
F5 Networks Inc *	3,800	551
Fidelity National Information Services Inc	37,300	5,178
Fiserv Inc *	34,600	3,694
FleetCor Technologies Inc *	5,200	1,268
FLIR Systems Inc	8,000	370
Fortinet Inc *	8,800	1,225
Gartner Inc *	5,500	669
Global Payments Inc	18,372	3,298
Hewlett Packard Enterprise Co	80,400	781
HP Inc	90,400	1,369
Intel Corp	264,700	16,658
International Business Machines Corp	53,858	6,727
Intuit Inc	15,800	4,587
IPG Photonics Corp *	2,100	326
Jack Henry & Associates Inc	4,800	868
Juniper Networks Inc	20,400	495
Keysight Technologies Inc *	11,300	1,222
KLA Corp	9,723	1,711
Lam Research Corp	8,787	2,405
Leidos Holdings Inc	8,100	853
Mastercard Inc, Cl A	54,000	16,248
Maxim Integrated Products Inc	16,800	969
Microchip Technology Inc	14,400	1,383
Micron Technology Inc *	67,800	3,248
Microsoft Corp	464,600	85,138
Motorola Solutions Inc	10,467	1,416
NetApp Inc	14,400	641
NortonLifeLock Inc	35,800	815
NVIDIA Corp	37,200	13,207
Oracle Corp	131,700	7,081
Paychex Inc	19,500	1,409

4	SEI Institutional Investments Trust / Annual Report / May 31, 2020

CONSOLIDATED SCHEDULE OF INVESTMENTS

Dynamic Asset Allocation Fund (Continued)

May 31, 2020

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Paycom Software Inc *	2,900	$862
PayPal Holdings Inc *	71,400	11,068
Qorvo Inc *	7,200	754
QUALCOMM Inc	69,400	5,613
salesforce.com *	53,900	9,421
Seagate Technology PLC	14,300	758
ServiceNow Inc *	11,400	4,422
Skyworks Solutions Inc	10,200	1,209
Synopsys Inc *	9,100	1,646
TE Connectivity Ltd	20,400	1,657
Texas Instruments Inc	56,800	6,744
VeriSign Inc *	6,300	1,380
Visa Inc, Cl A	104,200	20,344
Western Digital Corp *	18,403	817
Western Union Co/The	25,800	517
Xerox Holdings Corp	12,075	192
Xilinx Inc	15,300	1,407
Zebra Technologies Corp, Cl A *	3,300	862

		403,799

Materials — 2.3%
Air Products and Chemicals Inc	13,500	3,262
Albemarle Corp	6,400	490
Amcor PLC	100,388	1,025
Avery Dennison Corp	5,100	565
Ball Corp	19,900	1,418
Celanese Corp, Cl A	7,600	683
CF Industries Holdings Inc	13,200	388
Corteva Inc	45,005	1,229
Dow Inc	45,271	1,748
DuPont de Nemours Inc	44,805	2,273
Eastman Chemical Co	8,300	565
Ecolab Inc	15,400	3,274
FMC Corp	8,000	787
Freeport-McMoRan Inc, Cl B *	89,600	813
International Flavors & Fragrances Inc	6,600	879
International Paper Co	24,300	827
Linde PLC	32,641	6,605
LyondellBasell Industries NV, Cl A	15,700	1,001
Martin Marietta Materials Inc	3,900	749
Mosaic Co/The	22,900	277
Newmont Corp	50,200	2,935
Nucor Corp	18,700	790
Packaging Corp of America	5,800	588
PPG Industries Inc	14,400	1,464
Sealed Air Corp	10,100	324
Sherwin-Williams Co/The	4,975	2,954
Vulcan Materials Co	8,200	888
Westrock Co	15,741	442

		39,243

Real Estate — 2.6%
Alexandria Real Estate Equities Inc ‡	7,400	1,138

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
American Tower Corp, Cl A ‡	26,947	$6,957
Apartment Investment and Management Co, Cl A ‡	8,907	328
AvalonBay Communities Inc ‡	8,500	1,326
Boston Properties Inc ‡	8,800	757
CBRE Group Inc, Cl A *	20,900	919
Crown Castle International Corp ‡	25,200	4,338
Digital Realty Trust Inc ‡	16,100	2,311
Duke Realty Corp ‡	22,800	786
Equinix Inc ‡	5,257	3,667
Equity Residential ‡	21,200	1,284
Essex Property Trust Inc ‡	4,100	995
Extra Space Storage Inc ‡	8,000	774
Federal Realty Investment Trust ‡	4,300	344
Four Corners Property Trust Inc ‡	1	—
Healthpeak Properties Inc ‡	30,200	744
Host Hotels & Resorts Inc ‡	44,085	526
Iron Mountain Inc ‡	17,571	453
Kimco Realty Corp *‡	26,600	296
Mid-America Apartment Communities Inc ‡	7,100	826
Prologis Inc ‡	45,198	4,136
Public Storage ‡	9,100	1,845
Realty Income Corp ‡	21,100	1,167
Regency Centers Corp ‡	10,200	437
SBA Communications Corp, Cl A ‡	6,800	2,136
Simon Property Group Inc ‡	18,400	1,062
SL Green Realty Corp ‡	5,400	228
UDR Inc ‡	18,300	677
Ventas Inc ‡	22,700	793
Vornado Realty Trust ‡	10,000	362
Welltower Inc ‡	24,400	1,236
Weyerhaeuser Co *‡	46,327	935

		43,783

Utilities — 2.9%
AES Corp/The	41,800	522
Alliant Energy Corp	14,900	735
Ameren Corp	15,300	1,143
American Electric Power Co Inc	30,200	2,574
American Water Works Co Inc	11,100	1,410
Atmos Energy Corp	7,400	761
CenterPoint Energy Inc	31,600	562
CMS Energy Corp	17,700	1,037
Consolidated Edison Inc	20,500	1,539
Dominion Energy Inc	49,932	4,245
DTE Energy Co	11,600	1,248
Duke Energy Corp	44,630	3,822
Edison International	22,200	1,290
Entergy Corp	12,100	1,232
Evergy Inc	13,999	864
Eversource Energy	19,900	1,666
Exelon Corp	58,800	2,253
FirstEnergy Corp	32,900	1,390

5	SEI Institutional Investments Trust / Annual Report / May 31, 2020

CONSOLIDATED SCHEDULE OF INVESTMENTS

Dynamic Asset Allocation Fund (Continued)

May 31, 2020

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
NextEra Energy Inc	29,700	$7,590
NiSource Inc	23,000	548
NRG Energy Inc	15,300	551
Pinnacle West Capital Corp	6,900	537
PPL Corp	46,200	1,291
Public Service Enterprise Group Inc	30,800	1,572
Sempra Energy	17,100	2,160
Southern Co/The	63,600	3,630
WEC Energy Group Inc	19,462	1,785
Xcel Energy Inc	31,700	2,061

		50,018

Total Common Stock (Cost $729,894) ($ Thousands)		1,540,216

Total Investments in Securities — 89.4% (Cost $729,894) ($ Thousands)		$1,540,216

Description	Shares	Market Value ($ Thousands)

PURCHASED OPTIONS *(A) — 0.1%
Total Purchased Options (Cost $3,912) ($ Thousands)	499,177,270	$2,039

PURCHASED SWAPTION *(B) — 0.6%
Total Purchased Swaption (Cost $6,951) ($ Thousands)	2,550,870,000	$11,124

A list of the exchange traded options contracts held by the Fund at May 31, 2020, is as follows:

Description	Number of Contracts	Notional Amount (Thousands)	Exercise Price	Expiration Date	Value (Thousands)
PURCHASED OPTIONS — 0.1%
Call Options
August 20 Put EUR Call USD *	287,579,342	$1,567,307	$1.09	8/07/2020	$1,277
August 20 Put EUR Call USD *	211,597,928	1,142,629	1.08	8/27/2020	762

Total Purchased Options		$2,709,936			$2,039

A list of the open OTC swaption contracts held by the Fund at May 31, 2020, is as follows:

Description	Counterparty	Number of Contracts/ Notional Amount	Exercise Price	Expiration Date	Value (Thousands)
PURCHASED SWAPTION — 0.6%
Call Swaptions
CMS One Look *	Bank of America Merill Lynch	2,550,870,000	$0.14	07/31/2021	$11,124

A list of the open futures contracts held by the Fund at May 31, 2020, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Thousands)
S&P 500 Index E-MINI ^	972	Jun-2020	$139,335	$147,841	$8,506

6	SEI Institutional Investments Trust / Annual Report / May 31, 2020

CONSOLIDATED SCHEDULE OF INVESTMENTS

Dynamic Asset Allocation Fund (Concluded)

May 31, 2020

A list of the open forward foreign currency contracts held by the Fund at May 31, 2020, is as follows:

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Bank of America	01/11/21	USD	12,288	SAR	46,228	$—
Bank of America	01/11/21	USD	11,346	SAR	42,569	(30)
Bank of America	01/11/21	SAR	374,413	USD	99,774	250
Bank of America	01/11/21	SAR	38,684	USD	10,270	(13)

						$207

A list of OTC swap agreements held by the fund at May 31, 2020, is as follows:

Total Return Swaps

Counterparty	Reference Entity/ Obligation	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Thousands)
BNP Paribas ^	Bloomberg Gold SubIndex Total Return	US T-BILL HIGH DISCOUNT RATE + 7 BPS	INDEX RETURN	Quarterly	03/17/2021	USD	(98,060)	$13,599	$—	$13,599
BNP Paribas ^	Bloomberg Gold SubIndex Total Return	US T-BILL HIGH DISCOUNT RATE + 7 BPS	INDEX RETURN	Quarterly	04/05/2021	USD	(73,855)	4,247	—	4,247

								$17,846	$—	$17,846

Percentages are based on Net Assets of $1,722,704 ($ Thousands).

*	Non-income producing security.

‡	Real Estate Investment Trust.

(A)	Refer to table below for details on Options Contracts.

(B)	Refer to table below for details on Swaption Contracts.

^	Security, or a portion thereof, is held by the DAA Commodity Strategy Subsidiary, Ltd. As of May 31, 2020.

Cl — Class

Ltd. — Limited

MSCI — Morgan Stanley Capital International

NASDAQ – National Association of Securities Dealers and Automated Quotations

PLC — Public Limited Company

S&P— Standard & Poor’s

SAR— Saudi Riyal

USD — U.S. Dollar

The following is a list of the level of inputs used as of May 31, 2020, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	1,540,216	—	—	1,540,216

Total Investments in Securities	1,540,216	—	—	1,540,216

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Purchased Options	2,039	—	—	2,039
Purchased Swaptions	—	11,124	—	11,124
Futures Contracts *
Unrealized Appreciation	8,506	—	—	8,506
Forwards Contracts *
Unrealized Appreciation	—	250	—	250
Unrealized Depreciation	—	(43)	—	(43)
OTC Swaps
Total Return Swaps *
Unrealized Appreciation	—	17,846	—	17,846

Total Other Financial Instruments	10,545	29,177	—	39,722

*	Futures contracts, forwards contracts, and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended May 31, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

7	SEI Institutional Investments Trust / Annual Report / May 31, 2020

KPMG LLP

1601 Market Street

Philadelphia, PA 19103-2499

Report of Independent Registered Public Accounting Firm

To the Shareholders of the Funds and Board of Trustees

SEI Institutional Investments Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Large Cap Fund, Large Cap Disciplined Equity Fund, Large Cap Index Fund, S&P 500 Index Fund, Extended Market Index Fund, Small Cap Fund, Small Cap II Fund, Small/Mid Cap Equity Fund, U.S. Equity Factor Allocation Fund, U.S. Managed Volatility Fund, Global Managed Volatility Fund, World Equity Ex-US Fund, Screened World Equity Ex-US Fund, World Select Equity Fund and Emerging Markets Equity Fund, including the summary schedules of investments, and the statements of assets and liabilities of the Opportunistic Income Fund, Core Fixed Income Fund, High Yield Bond Fund, Long Duration Fund, Long Duration Credit Fund, Ultra Short Duration Bond Fund, Emerging Markets Debt Fund, Real Return Fund, Limited Duration Bond Fund and Intermediate Duration Credit Fund (twenty-five of the twenty-seven funds comprising the SEI Institutional Investments Trust (the Trust)), including the schedules of investments, as of May 31, 2020, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods presented therein. We have also audited the accompanying consolidated statement of assets and liabilities, including the consolidated summary schedule of investments, of the Dynamic Asset Allocation Fund, and the consolidated statement of assets and liabilities, including the consolidated schedule of investments, of the Multi-Asset Real Return Fund (two of the twenty-seven funds comprising the Trust) (the twenty-seven funds collectively, the “Funds”), as of May 31, 2020, and the related consolidated statements of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, the consolidated statement of cash flows for the year then ended for the Multi-Asset Real Return Fund, and the related notes (collectively, the consolidated financial statements) and the consolidated financial highlights for each of the years in the five-year period then ended. The financial statements and consolidated financial statements and financial highlights and consolidated financial highlights, are included in Item 1 of this Form N-CSR and the schedules of investments of the Large Cap Fund, Large Cap Disciplined Equity Fund, Large Cap Index Fund, S&P 500 Index Fund, Extended Market Index Fund, Small Cap Fund, Small Cap II Fund, Small/Mid Cap Equity Fund, U.S. Equity Factor Allocation Fund, U.S. Managed Volatility Fund, Global Managed Volatility Fund, World Equity Ex-US Fund, Screened World Equity Ex-US Fund, World Select Equity Fund and Emerging Markets Equity Fund and the consolidated schedule of investments of the Dynamic Asset Allocation Fund, as of May 31, 2020 are included in Item 6 of this Form N-CSR. In our opinion, the financial statements and consolidated financial statements and financial highlights and consolidated financial highlights present fairly, in all material respects, the financial position of the Funds as of May 31, 2020, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, the consolidated cash flows for the Multi-Asset Real Return Fund for the year then ended, and the financial highlights and consolidated financial highlights for each of the years or periods presented therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and consolidated financial statements and financial highlights and consolidated financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and consolidated financial statements and financial highlights and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2020, by correspondence with custodians, transfer agents, and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and consolidated financial statements and financial highlights and consolidated financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more SEI Funds investment companies since 2005.

Philadelphia, Pennsylvania

July 30, 2020

(b) In accordance with Section 13(c) of the Investment Company Act of 1940 the Screened World Equity Ex-US Fund did not hold any divested securities during the fiscal year ended May 31, 2020.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees (the “Board”). The Registrant has a standing Governance Committee (the “Committee”) currently consisting of the Independent Trustees. The Committee is responsible for evaluating and recommending nominees for election to the Board. Pursuant to the Committee’s Charter, adopted on June 18, 2004, as amended, the Committee will review all shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Registrant’s office.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”) are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Investment Company Act of 1940, are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SEI Institutional Investments Trust

By	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO

Date: August 7, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO

Date: August 7, 2020

By	/s/ Peter Rodriguez
Peter Rodriguez
Controller & CFO

Date: August 7, 2020